Filed pursuant to Rule 497(e)
File Nos. 333-148624 and 811-22167

April 1, 2013 (as revised January 16, 2014)
Share Classes     Institutional    Class R6    Class P    Administrative    Class D

Allianz Multi-Strategy Funds Prospectus

AllianzGI Behavioral Advantage Large Cap Fund
Institutional Class	AZFIX
Class P	AZFPX
Class D	AZFDX
AllianzGI Best Styles Global Equity Fund
Class R6	AGERX
AllianzGI China Equity Fund
Institutional Class	ALQIX
Class P	ALQPX
Class D	ALQDX
AllianzGI Convertible Fund
Institutional Class	ANNPX
Class P	ANCMX
Administrative Class	ANNAX
Class D	ANZDX
AllianzGI Disciplined Equity Fund
Institutional Class	ARDIX
Class P	ARDPX
Class D	ARDDX
AllianzGI Dynamic Emerging Multi-Asset Fund
Institutional Class	ADYNX
Class P	ADYPX
Class D	ADYDX
AllianzGI Global Allocation Fund
Institutional Class	PALLX
Class P	AGAPX
Administrative Class	AGAMX
Class D	AGADX
AllianzGI Global Fundamental Strategy Fund
Institutional Class	AZDIX
Class P	AZDPX
Class D	AZDDX
AllianzGI Global Growth Allocation Fund
Institutional Class	AGAIX
Class P	AGSPX
Administrative Class	AGFAX
Class D	AGSDX
AllianzGI Global Managed Volatility Fund
Institutional Class	AVYIX
Class P	AVYPX
Class D	AVYDX
AllianzGI Global Water Fund
Institutional Class	AWTIX
Class P	AWTPX
Class D	AWTDX
AllianzGI High Yield Bond Fund
Institutional Class	AYBIX
Class P	AYBPX
Administrative Class	AYBVX
Class D	AYBDX
AllianzGI International Small-Cap Fund
Institutional Class	ALOIX
Class P	ALOPX
Administrative Class	ALOVX
Class D	ALODX

AllianzGI Micro Cap Fund
Institutional Class	AMCIX
Class P	AAMPX
AllianzGI Multi-Asset Real Return Fund
Institutional Class	ALRNX
Class P	ALRPX
Class D	ALRDX
AllianzGI NFJ Emerging Markets Value Fund
Institutional Class	AZMIX
Class P	AZMPX
Class D	AZMDX
AllianzGI NFJ Global Dividend Value Fund
Institutional Class	ANUIX
Class P	ANUPX
Class D	ANUDX
AllianzGI NFJ International Small-Cap Value Fund
Institutional Class	AJVIX
Class P	AJVPX
Class D	AJVDX
AllianzGI NFJ International Value II Fund
Institutional Class	NFJIX
Class P	NFJPX
Class D	NFJDX
AllianzGI Redwood Fund
Institutional Class	ARRIX
Class P	ARRPX
Class D	ARRDX
AllianzGI Retirement 2015 Fund
Class R6 (formerly Institutional Class)	AZGIX
Class P	AZGPX
Administrative Class	AZAMX
Class D	AZGDX
AllianzGI Retirement 2020 Fund
Class R6 (formerly Institutional Class)	AGNIX
Class P	AGLPX
Administrative Class	AGLMX
Class D	AGLDX
AllianzGI Retirement 2025 Fund
Class R6 (formerly Institutional Class)	GVSIX
Class P	GVSPX
Administrative Class	GVDAX
AllianzGI Retirement 2030 Fund
Class R6 (formerly Institutional Class)	ABLIX
Class P	ABLPX
Administrative Class	ABAMX
Class D	ABDIX
AllianzGI Retirement 2035 Fund
Class R6 (formerly Institutional Class)	GVLIX
Class P	GVPAX
Administrative Class	GVLAX

AllianzGI Retirement 2040 Fund
Class R6 (formerly Institutional Class)	AVTIX
Class P	AVSPX
Administrative Class	AVAMX
Class D	AVSDX
AllianzGI Retirement 2045 Fund
Class R6 (formerly Institutional Class)	GBVIX
Class P	GBVPX
Administrative Class	GBMAX
AllianzGI Retirement 2050 Fund
Class R6 (formerly Institutional Class)	ASNIX
Class P	ASNPX
Administrative Class	ANAMX
Class D	ASNDX
AllianzGI Retirement 2055 Fund
Class R6 (formerly Institutional Class)	GBLIX
Class P	GLIPX
Administrative Class	GLRAX
AllianzGI Retirement Income Fund
Class R6 (formerly Institutional Class)	AVRIX
Class P	AGRPX
Administrative Class	ARAMX
Class D	ARTDX
AllianzGI Short Duration High Income Fund
Institutional Class	ASHIX
Class P	ASHPX
Class D	ASHDX
AllianzGI Structured Alpha Fund
Institutional Class	AZIIX
Class P	AZIPX
Class D	AZIDX
AllianzGI Ultra Micro Cap Fund
Institutional Class	AUMIX
Class P	AAUPX
AllianzGI U.S. Emerging Growth Fund
Institutional Class	AEMIX
Class P	AEGPX
Class D	AEGDX
AllianzGI U.S. Equity Hedged Fund
Institutional Class	AZUIX
Class P	AZUPX
Class D	AZUDX

As with other mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Allianz Multi-Strategy Funds Prospectus

The Prospectus explains what you should know about each Fund (together, the “Funds”) of Allianz Funds Multi-Strategy Trust (the “Trust”) before you invest. Please read it carefully.

AllianzGI Behavioral Advantage Large Cap Fund

Investment Objective	The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

						Total Annual
						Fund Operating
		Distribution		Total Annual		Expenses After
	Management	and/or Service	Other	Fund Operating	Expense	Expense
Share Class	Fees	(12b-1) Fees	Expenses	Expenses	Reductions(1)	Reductions(1)

Institutional	0.40%	None	1.92%	2.32%	(1.77)%	0.55%

Class P	0.40	None	1.98	2.38	(1.73)	0.65

Class D	0.40	0.25%	1.96	2.61	(1.80)	0.81

(1) Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by the Manager to waive its management fee and/or reimburse the Fund through March 31, 2014 to the extent that Total Annual Fund Operating Expenses, excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed 0.55% for Institutional Class shares, 0.65% for Class P shares and 0.81% for Class D shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

Share Class	1 Year	3 Years	5 Years	10 Years

Institutional	$56	$554	$1,079	$2,519

Class P	66	576	1,113	2,583

Class D	83	640	1,224	2,810

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate for the fiscal year ended November 30, 2012 was 76% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies	The Fund seeks to achieve its objective by investing at least 80% of its net assets (plus borrowings for investment purposes) in common stocks of large capitalization companies based in the U.S. For purposes of this policy, the Fund currently considers a company to be a large capitalization U.S.-based company if it is in the top 1,000 largest U.S.-based companies ranked by market capitalization (i.e., market capitalization of between $1.86 billion and $414.46 billion as of February 28, 2013). As the portfolio managers’ initial investment universe generally consists of stocks of the top 1,500 companies ranked by market capitalization based in the U.S., a portion (though typically less than 20%) of the Fund’s assets will be invested in companies ranked between the 1,001st and the 1,500th largest by market capitalization (i.e., between $810 million and $1.86 billion as of February 28, 2013). The Fund considers a company to be based in the U.S. if it is publicly traded in the U.S. and it satisfies one additional criteria: it is incorporated in the U.S., it is headquartered in the U.S., its reported assets are primarily located in the U.S., or it derives the majority of its revenue from the U.S.

The Fund seeks to achieve its investment objective by building a diversified portfolio of large capitalization U.S. stocks in a disciplined process that applies Fuller & Thaler’s proprietary research into stock market movements and behavioral finance. This proprietary research seeks to assess the extent to which investors may be over- or under-reacting to information that is, or is perceived as, important to the market price of publicly traded stocks. The portfolio managers seek to exploit behavioral biases on the part of investors that may cause the market to under-react to new, positive information concerning a company or, conversely, to over-react to negative information. The portfolio managers believe that mispricing opportunities exist due to persistent behavioral biases that exist in the way investors form expectations about the future outlook for individual stocks.

Prospectus	1

AllianzGI Behavioral Advantage Large Cap Fund (continued)

The portfolio managers apply a bottom-up investment process, beginning with a universe of the largest approximately 1,500 stocks of companies based in the U.S., and selecting approximately 400-500 stocks based on selected accounting and other measures and evidence that suggests which stocks are likely to be mispriced due to over- or under-reaction by investors to information that is, or is perceived as, important to the market price, as well as the application of proprietary mathematical techniques to estimate the degree to which individual stocks may be mispriced due to investor behavioral biases. The portfolio managers then review the portfolio’s characteristics relative to its benchmark, which is currently the S&P 500 Index. Thus the portfolio managers’ strategy begins with accounting and other measures and then overlays with behavioral weighting adjustments.

The Fund may also invest a portion of its assets in real estate investment trusts (REITs).

The Fund may utilize stock index futures contracts, warrants and other derivative instruments. Although the Fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time. The Fund may also invest in exchange traded funds (ETFs). In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in cash and cash equivalents. The Fund may be less likely to achieve its investment objective when it does so.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first 3 risks):

Market Risk: The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Issuer Risk: The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Equity Securities Risk: Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Credit and Counterparty Risk: An issuer or counterparty may default on obligations.

Derivatives Risk: Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Focused Investment Risk: Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility.

Leveraging Risk: Instruments and transactions that constitute leverage magnify gains or losses and increase volatility.

Liquidity Risk: The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Management Risk: The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

REIT and Real Estate-Related Investment Risk: Adverse changes in the real estate markets may affect the value of REIT investments or real estate-linked derivatives.

Turnover Risk: High levels of portfolio turnover increase transaction costs and taxes and may lower investment performance.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of a broad-based market index and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. Class P and Class D performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class shares. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit us.allianzgi.com for more current performance information.

2	Allianz Multi-Strategy Funds

AllianzGI Behavioral Advantage Large Cap Fund (continued)

Calendar Year Total Returns — Institutional Class

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

Highest 01/01/2012–03/31/2012	14.53%

Lowest 04/01/2012–06/30/2012	-0.11%

Average Annual Total Returns (for periods ended 12/31/12)

		Fund Inception
	1 Year	(9/8/2011)

Institutional Class — Before Taxes	20.38%	21.22%

Institutional Class — After Taxes on Distributions	17.30%	18.71%

Institutional Class — After Taxes on Distributions and Sale of Fund Shares	13.24%	16.67%

Class P	20.22%	21.07%

Class D	20.01%	20.82%

S&P 500 Index	16.00%	17.71%

Lipper Multi-Cap Core Funds Average	15.09%	12.14%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other share classes will vary.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser Fuller & Thaler Asset Management, Inc. (“Fuller & Thaler”)

Portfolio Managers
Russell Fuller, CFA, Ph.D., founder, co-portfolio manager, president and CIO of Fuller & Thaler, has managed the Fund since 2011.

Raife Giovinazzo, CFA, Ph.D., portfolio manager and director of research at Fuller & Thaler, has managed the Fund since 2013.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s transfer agent by mail (Allianz Institutional Funds, P.O. Box 219968, Kansas City, MO 64121-9968), as further described in the Fund’s prospectus and SAI. To avoid delays in a purchase or redemption, please call 1-800-498-5413 with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Institutional Class and Class P shares, the minimum initial investment in the Fund is $1 million, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors. For Class D shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50, though financial service firms offering these shares may impose different minimums.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Prospectus	3

AllianzGI Behavioral Advantage Large Cap Fund (continued)

Payments to Broker- Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

4	Allianz Multi-Strategy Funds

AllianzGI Best Styles Global Equity Fund

Investment Objective	The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Total Annual
Fund Operating
		Distribution		Total Annual		Expenses After
	Management	and/or Service	Other	Fund Operating	Expense	Expense
Share Class	Fees	(12b-1) Fees	Expenses(1)	Expenses	Reductions(2)	Reductions(2)

Class R6	0.30%	None	2.95%	3.25%	2.85%	0.40%

(1) Other Expenses are based upon estimated amounts for the Fund’s initial fiscal year ending November 30, 2014 and include organizational expenses.

(2) Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by the Manager to waive its management fee and/or reimburse the Fund through March 31, 2015 to the extent that Total Annual Fund Operating Expenses, excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed 0.40% for Class R6 shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

Share Class	1 Year	3 Years

Class R6	$41	$567

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies	The Fund seeks to achieve its investment objective by creating a diversified portfolio of global equities. The Fund will normally invest at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities and equity-related instruments. The Fund normally invests at least 40% of its assets in non-U.S. securities, including emerging market securities. The portfolio managers intend to diversify the Fund’s investments across geographic regions and economic sectors, and under normal circumstances, geographic and sector weightings will be set with reference to (though with such deviations as the portfolio managers feel appropriate from) those included in the MSCI All Country World Index. The Fund may invest in issuers of any size market capitalization, including smaller capitalization companies.

The portfolio managers begin with an investment universe of approximately 8,000 equity securities and then assess individual securities using a disciplined investment process that integrates top-down investment style research (see discussion of investment style orientations below) and proprietary fundamental bottom-up company-specific research with a quantitative risk-management process. The portfolio managers manage the portfolio with reference to the MSCI All Country World Index by selecting approximately 350 to 550 securities for the Fund. The Fund may and intends to hold stocks that are not included in the benchmark index. The portfolio managers combine a range of investment style orientations, such as Value, Earnings Change, Price Momentum, Growth, and Quality (each described below), in seeking positive relative returns versus the benchmark index and in managing the overall portfolio’s sensitivity to broader market movements (or “beta”). The final portfolio is constructed through a portfolio optimization process that seeks to maximize exposure to equity securities with attractive investment style characteristics, subject to region, sector, capitalization, security and other constraints. The Fund, at inception and as long as it remains small, may gain exposure to some desired asset classes through futures and other derivatives. As the Fund grows in size, it will seek to achieve economies of scale by investing directly in individual securities and other instruments.

The Value investment style orientation selects equity securities that the portfolio managers believe have attractive valuations based on metrics including dividend yield and price-to-earnings, price-to-cashflow and

Prospectus	5

AllianzGI Best Styles Global Equity Fund (continued)

price-to-book ratios, as compared to other equity securities in the investable universe. The Earnings Change investment style orientation is designed to capture shorter-term, trend-following investment opportunities and generally selects equity securities with positive earnings revisions, announcements or surprises. The Price Momentum investment orientation is also trend-following and generally selects equity securities with positive price momentum and relative strength within the investable universe. The Growth investment style orientation generally selects equity securities with expected and historical earnings and dividend growth. The Quality investment style orientation generally emphasizes equity securities with strong profitability and historical earnings stability, and considers additional factors, such as whether a company has improving margins, positive net income, positive operating capital, decreasing long-term debt and high-quality earnings, among others.

The Fund seeks to consistently outperform the MSCI All Country World Index, regardless of changes in the economic or market environment, by implementing a well-diversified mix of the long-term investment style orientations described above. The portfolio managers believe that diversifying across different investment style orientations can be an effective way to mitigate the cyclical nature of the individual investment style orientations. The Fund’s resulting diversified mix of investment style orientations is expected to remain fairly stable over time.

The Fund may invest in issuers of any capitalization and may participate in initial public offerings (IPOs). The Fund may also utilize foreign currency exchange contracts, stock index futures contracts, warrants and other derivative instruments.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

Equity Securities Risk: Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Market Risk: The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Issuer Risk: The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Non-U.S. Investment Risk: Non-U.S. securities markets and issuers may be more volatile, smaller, less liquid, less transparent and subject to less oversight, particularly in emerging markets.

Emerging Markets Risk: Non-U.S. investment risk may be particularly high to the extent that the Fund invests in emerging market securities. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries.

Smaller Company Risk: Securities issued by smaller companies may be more volatile and present increased liquidity risk relative to securities issued by larger companies.

Credit and Counterparty Risk: An issuer or counterparty may default on obligations.

Currency Risk: The values of non-U.S. securities may fluctuate with currency exchange rates and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.

Derivatives Risk: Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Focused Investment Risk: Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility.

IPO Risk: Securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility.

Leveraging Risk: Instruments and transactions that constitute leverage magnify gains or losses and increase volatility.

Liquidity Risk: The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Management Risk: The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

6	Allianz Multi-Strategy Funds

AllianzGI Best Styles Global Equity Fund (continued)

Turnover Risk: High levels of portfolio turnover increase transaction costs and taxes and may lower investment performance.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	Performance information for the Fund will be available after the Fund completes a full calendar year of operation.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser Allianz Global Investors U.S. LLC (“AllianzGI U.S.”)

Portfolio Managers
Dr. Klaus Teloeken, lead portfolio manager, Co-CIO of Systematic Equity, has managed the Fund since its inception in 2013.

Dr. Rainer Tafelmayer, portfolio manager, has managed the Fund since its inception in 2013.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s transfer agent by mail (Allianz Institutional Funds, P.O. Box 219968, Kansas City, MO 64121-9968), as further described in the Fund’s prospectus and SAI. To avoid delays in a purchase or redemption, please call 1-800-498-5413 with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Class R6 shares, there is no minimum initial investment for specified benefit plans and other eligible investors.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker- Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Prospectus	7

AllianzGI China Equity Fund

Investment Objective	The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

						Total Annual
						Fund Operating
		Distribution		Total Annual		Expenses After
	Management	and/or Service	Other	Fund Operating	Expense	Expense
Share Class	Fees	(12b-1) Fees	Expenses	Expenses	Reductions(1)	Reductions(1)

Institutional	1.10%	None	5.09%	6.19%	(4.74)%	1.45%

Class P	1.10	None	4.64	5.74	(4.23)	1.51

Class D	1.10	0.25	15.32	16.67	(14.90)	1.77

(1) Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by the Manager to irrevocably waive its management fee and/or reimburse the Fund through March 31, 2014, to the extent that Total Annual Fund Operating Expenses, excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed 1.45% for Institutional Class shares, 1.51% for Class P shares and 1.77% for Class D shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

Share Class	1 Year	3 Years	5 Years	10 Years

Institutional	$148	$1,414	$2,651	$5,617

Class P	154	1,333	2,495	5,325

Class D	180	3,232	5,613	9,520

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate for the fiscal year ended November 30, 2012 was 36% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies	The Fund seeks to achieve its objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of Chinese companies. The portfolio managers consider “Chinese companies” as those companies that (i) are incorporated in mainland China, (ii) derive at least 50% of their revenue or profits from business activities in mainland China, or (iii) maintain at least 50% of their assets in mainland China. Under normal circumstances, the Fund will invest primarily in Chinese companies that are incorporated in mainland China and listed on the Hong Kong Stock Exchange (commonly referred to as “H-shares”) or those that are incorporated internationally and listed on the Hong Kong Stock Exchange (commonly referred to as “Red-chips”), though the Fund may invest in Chinese companies listed on exchanges in other countries, such as Singapore or the United States. Under normal circumstances, no more than 20% of the Fund’s assets will be invested in Chinese companies listed on the Shanghai and Shenzhen Stock Exchanges as A-shares (which are denominated in Renminbi, mainland China’s currency) or B-shares (which are denominated in the United States dollar or the Hong Kong dollar). The Fund may invest in securities of companies with any size market capitalization and may invest without limit in emerging market securities. The portfolio managers use a disciplined, bottom-up security selection methodology in an attempt to enhance returns for the portfolio and seek to identify investment opportunities based on fundamental analysis. The portfolio managers focus on growth securities that they believe are trading at reasonable valuations, securities with positive transformations (e.g., re-ratings, or earning surprises) and securities that they believe have turn-around potential. The Fund is “non-diversified,” which means that it may invest a significant portion of its assets in a relatively small number of issuers, which may increase risk. In addition to equity securities (such as preferred

8	Allianz Multi-Strategy Funds

AllianzGI China Equity Fund (continued)

stocks, convertible securities and warrants), the Fund may invest in securities issued in initial public offerings (IPOs), and may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. Although the Fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first 7 risks):

Market Risk: The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Issuer Risk: The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Equity Securities Risk: Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

China-Related Risk: Because the Fund focuses its investments in Chinese companies, it is particularly affected by events or factors relating to China, which may increase risk and volatility.

Non-U.S. Investment Risk: Non-U.S. securities markets and issuers may be more volatile, smaller, less liquid, less transparent and subject to less oversight, particularly in emerging markets.

Focused Investment Risk: Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility.

Emerging Markets Risk: Non-U.S. investment risk may be particularly high to the extent that the Fund invests in emerging market securities. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries.

Credit and Counterparty Risk: An issuer or counterparty may default on obligations.

Currency Risk: The values of non-U.S. securities may fluctuate with currency exchange rates and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.

Derivatives Risk: Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

IPO Risk: Securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility.

Leveraging Risk: Instruments and transactions that constitute leverage magnify gains or losses and increase volatility.

Liquidity Risk: The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Management Risk: The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

Smaller Company Risk: Securities issued by smaller companies may be more volatile and present increased liquidity risk relative to securities issued by larger companies.

Turnover Risk: High levels of portfolio turnover increase transaction costs and taxes and may lower investment performance.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of a broad-based market index and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. Class P and Class D performance would be lower than Institutional Class performance because of the lower expenses paid by

Prospectus	9

AllianzGI China Equity Fund (continued)

Institutional Class shares. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit us.allianzgi.com for more current performance information.

Calendar Year Total Returns — Institutional Class

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

Highest 10/01/2012–12/31/2012	12.70%

Lowest 07/01/2011–09/30/2011	-26.27%

Average Annual Total Returns (for periods ended 12/31/12)

		Fund Inception
	1 Year	(6/7/10)

Institutional Class — Before Taxes	20.16%	8.27%

Institutional Class — After Taxes on Distributions	19.29%	5.90%

Institutional Class — After Taxes on Distributions and Sale of Fund Shares	13.10%	5.68%

Class P	20.06%	8.18%

Class D	19.84%	7.91%

MSCI China Index	22.75%	6.17%

Lipper China Region Funds Average	18.46%	4.25%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other share classes will vary.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser Allianz Global Investors U.S. LLC (“AllianzGI U.S.”)

Portfolio Manager
Christina Chung, CFA, senior portfolio manager, has managed the Fund since 2010.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s transfer agent by mail (Allianz Institutional Funds, P.O. Box 219968, Kansas City, MO 64121-9968), as further described in the Fund’s prospectus and SAI. To avoid delays in a purchase or redemption, please call 1-800-498-5413 with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Institutional Class and Class P shares, the minimum initial investment in the Fund is $1 million, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors. For Class D shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50, though financial service firms offering these shares may impose different minimums.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

10	Allianz Multi-Strategy Funds

AllianzGI China Equity Fund (continued)

Payments to Broker- Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Prospectus	11

AllianzGI Convertible Fund

Investment Objective	The Fund seeks maximum total return, consisting of capital appreciation and current income.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

						Total Annual
						Fund Operating
		Distribution		Total Annual		Expenses After
	Management	and/or Service	Other	Fund Operating	Expense	Expense
Share Class	Fees	(12b-1) Fees	Expenses	Expenses	Reductions(1)	Reductions(1)

Institutional	0.57%	None	0.10%	0.67%	–	0.67%

Class P	0.57	None	0.29	0.86	(0.06)%	0.80

Administrative	0.57	0.25%	0.10	0.92	–	0.92

Class D	0.57	0.25	0.24	1.06	–	1.06

(1) Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by the Manager to irrevocably waive its management fee and/or reimburse the Fund through March 31, 2014, to the extent that Total Annual Fund Operating Expenses, excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed 0.80% for Class P shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

Share Class	1 Year	3 Years	5 Years	10 Years

Institutional	$68	$214	$373	$835

Class P	82	268	471	1,055

Administrative	94	293	509	1,131

Class D	108	337	585	1,294

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate for the fiscal year ended November 30, 2012 was 108% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies	The Fund seeks to achieve its objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in convertible securities, which include, but are not limited to, corporate bonds, debentures, notes or preferred stocks and their hybrids that can be converted into (exchanged for) equity securities or other securities, such as warrants or options, which provide an opportunity for equity participation. The Fund may invest in securities of any size market capitalization or credit quality, and may from time to time invest a significant amount of its assets in securities of smaller companies. The Fund may also invest up to 20% of its net assets in nonconvertible debt securities rated below investment grade or unrated and determined to be of similar quality (“high-yield securities” or “junk bonds”). The Fund may also invest in securities issued by the U.S. government and its agencies and instrumentalities. The portfolio managers follow a disciplined, fundamental bottom-up research process, which facilitates the early identification of convertible securities issuers demonstrating the ability to improve their fundamental characteristics. The portfolio managers select issuers that exceed minimum fundamental metrics and exhibit the highest visibility of future expected operating performance. The fundamental research process generally includes: a breakdown of a company and its growth by division and region, including revenue model analysis; profit margin analysis; analysis of experience and quality of its management; industry dynamics and competitive analysis; distribution channel and supply chain analysis; and macroeconomic climate analysis. The portfolio managers seek to capture approximately 60-80% of the upside performance of the underlying equities with 50% or less of the downside exposure. The Fund may

12	Allianz Multi-Strategy Funds

AllianzGI Convertible Fund (continued)

utilize foreign currency exchange contracts, options, stock index futures contracts, warrants and other derivative instruments. Although the Fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first 9 risks):

Market Risk: The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Issuer Risk: The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Convertible Securities Risk: Convertible securities are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

Interest Rate Risk: Fixed income securities may decline in value because of increases in interest rates.

Credit and Counterparty Risk: An issuer or counterparty may default on obligations.

Call Risk: A fixed-income security may be redeemed before maturity (“called”) below its current market price and a call may lead to the reinvestment of proceeds at a lower interest rate, or with higher credit risk or other less favorable characteristics.

Equity Securities Risk: Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

High Yield Risk: High-yield or junk bonds are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

Liquidity Risk: The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Derivatives Risk: Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Focused Investment Risk: Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility.

Leveraging Risk: Instruments and transactions that constitute leverage magnify gains or losses and increase volatility.

Management Risk: The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

Smaller Company Risk: Securities issued by smaller companies may be more volatile and present increased liquidity risk relative to securities issued by larger companies.

Turnover Risk: High levels of portfolio turnover increase transaction costs and taxes and may lower investment performance.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of a broad-based market index and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. Class P, Administrative Class and Class D performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class shares. For periods prior to the inception date of a share class, performance information shown for such class may be based on the performance of an older class of shares that dates back to the Fund’s inception, as adjusted to reflect certain fees and expenses paid by the newer class. Similarly, for periods prior to a reorganization of the Fund, in which a predecessor fund was merged into the Fund, the performance information is based on the performance of the predecessor fund, adjusted to reflect certain fees and expenses paid by the particular share class of the Fund. These adjustments generally result in estimated

Prospectus	13

AllianzGI Convertible Fund (continued)

performance results for the newer class that are higher or lower than the actual results of the predecessor class and/or the predecessor fund, as the case may be, due to differing levels of fees and expenses paid. Details regarding the calculation of the Fund’s class-by-class performance, including a discussion of any performance adjustments, are provided under “Additional Performance Information” in the Fund’s prospectus and SAI. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit us.allianzgi.com for more current performance information.

Calendar Year Total Returns — Institutional Class

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

Highest 07/01/2009–09/30/2009	15.01%

Lowest 10/01/2008–12/31/2008	-14.89%

Average Annual Total Returns (for periods ended 12/31/12)

				Fund Inception
	1 Year	5 Years	10 Years	(4/19/93)

Institutional Class — Before Taxes	11.96%	5.38%	10.14%	10.35%

Institutional Class — After Taxes on Distributions	11.09%	4.19%	8.68%	8.34%

Institutional Class — After Taxes on Distributions and Sale of Fund Shares	7.76%	3.97%	8.16%	7.99%

Class P	11.79%	5.27%	10.03%	10.24%

Administrative Class	11.65%	5.08%	9.81%	10.01%

Class D	11.52%	5.06%	9.80%	10.01%

BofA Merrill Lynch All Convertibles Index	14.96%	4.06%	7.31%	7.70%

Lipper Convertible Securities Funds Average	11.05%	2.50%	6.87%	8.11%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other share classes will vary.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser Allianz Global Investors U.S. LLC (“AllianzGI U.S.”)

Portfolio Managers
Douglas G. Forsyth, CFA, portfolio manager, managing director and CIO Fixed Income US, has managed the Fund since 1994.

Justin Kass, portfolio manager and managing director, has managed the Fund since 2003.

Purchase and Sale of Fund Shares	As described under “How to Buy and Sell Shares” in the Fund’s prospectus, as of January 16, 2014, or such other date as determined by the President of the Trust, the Fund will not be available for purchase by new investors, with certain exceptions. Subject to those restrictions you may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s transfer agent by mail (Allianz Institutional Funds, P.O. Box 219968, Kansas City, MO 64121-9968), as further described in the Fund’s prospectus and SAI. To avoid delays in a purchase or redemption, please call 1-800-498-5413 with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Institutional Class, Class P and Administrative Class shares,

14	Allianz Multi-Strategy Funds

AllianzGI Convertible Fund (continued)

the minimum initial investment in the Fund is $1 million, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors. For Class D shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50, though financial service firms offering these shares may impose different minimums.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker- Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Prospectus	15

AllianzGI Disciplined Equity Fund

Investment Objective	The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

						Total Annual
						Fund Operating
		Distribution		Total Annual		Expenses After
	Management	and/or Service	Other	Fund Operating	Expense	Expense
Share Class	Fees	(12b-1) Fees	Expenses	Expenses	Reductions(1)	Reductions(1)

Institutional	0.60%	None	0.49%	1.09%	(0.39)%	0.70%

Class P	0.60	None	0.66	1.26	(0.47)	0.79

Class D	0.60	0.25%	4.03	4.88	(3.93)	0.95

(1) Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by the Manager to irrevocably waive its management fee and/or reimburse the Fund through March 31, 2014, to the extent that Total Annual Fund Operating Expenses, excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed 0.70% for Institutional Class shares, 0.79% for Class P shares and 0.95% for Class D shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

Share Class	1 Year	3 Years	5 Years	10 Years

Institutional	$72	$308	$563	$1,294

Class P	81	353	646	1,481

Class D	97	1,114	2,133	4,692

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate for the fiscal year ended November 30, 2012 was 23% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies	The Fund seeks to achieve its objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities and equity-related instruments. The Fund invests primarily in U.S. companies with market capitalizations of at least $1.5 billion. The Fund may also invest up to 20% of its assets in non-U.S. securities (but no more than 10% in companies located in any one non-U.S. country or 10% in emerging market securities). The portfolio manager ordinarily looks for several of the following characteristics: strong potential for capital appreciation; substantial capacity for growth in revenue, cash flow or earnings through either an expanding market or market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services or a steady stream of new products and services. Investments are not restricted to companies with a record of dividend payments. In addition to equity securities (such as preferred stocks, convertible securities and warrants) and equity-related instruments, the Fund may invest in securities issued in initial public offerings (IPOs), and may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. Although the Fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first 3 risks):

Market Risk: The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

16	Allianz Multi-Strategy Funds

AllianzGI Disciplined Equity Fund (continued)

Issuer Risk: The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Equity Securities Risk: Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Credit and Counterparty Risk: An issuer or counterparty may default on obligations.

Currency Risk: The values of non-U.S. securities may fluctuate with currency exchange rates and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.

Derivatives Risk: Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Emerging Markets Risk: Non-U.S. investment risk may be particularly high to the extent that the Fund invests in emerging market securities. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries.

Focused Investment Risk: Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility.

IPO Risk: Securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility.

Leveraging Risk: Instruments and transactions that constitute leverage magnify gains or losses and increase volatility.

Liquidity Risk: The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Management Risk: The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

Non-U.S. Investment Risk: Non-U.S. securities markets and issuers may be more volatile, smaller, less liquid, less transparent and subject to less oversight, particularly in emerging markets.

Smaller Company Risk: Securities issued by smaller companies may be more volatile and present increased liquidity risk relative to securities issued by larger companies.

Turnover Risk: High levels of portfolio turnover increase transaction costs and taxes and may lower investment performance.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of a broad-based market index and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. Class P and Class D performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class shares. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit us.allianzgi.com for more current performance information.

Prospectus	17

AllianzGI Disciplined Equity Fund (continued)

Calendar Year Total Returns — Institutional Class

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

Highest 04/01/2009–06/30/2009	19.60%

Lowest 07/01/2011–09/30/2011	-16.06%

Average Annual Total Returns (for periods ended 12/31/12)

		Fund Inception
	1 Year	(7/15/08)

Institutional Class — Before Taxes	10.07%	5.38%

Institutional Class — After Taxes on Distributions	9.40%	4.29%

Institutional Class — After Taxes on Distributions and Sale of Fund Shares	6.80%	4.00%

Class P	9.94%	5.28%

Class D	9.75%	5.04%

S&P 500 Index	16.00%	6.01%

Lipper Large-Cap Core Funds Average	14.95%	3.79%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other share classes will vary.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser Allianz Global Investors U.S. LLC (“AllianzGI U.S.”)

Portfolio Manager
Steven J. Berexa, CFA, senior portfolio manager, managing director and Global Head of Research, has managed the Fund since 2013.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s transfer agent by mail (Allianz Institutional Funds, P.O. Box 219968, Kansas City, MO 64121-9968), as further described in the Fund’s prospectus and SAI. To avoid delays in a purchase or redemption, please call 1-800-498-5413 with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Institutional Class and Class P shares, the minimum initial investment in the Fund is $1 million, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors. For Class D shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50, though financial service firms offering these shares may impose different minimums.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker- Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

18	Allianz Multi-Strategy Funds

AllianzGI Dynamic Emerging Multi-Asset Fund

Investment Objective	The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

							Total Annual
							Fund Operating
		Distribution	Estimated	Acquired Fund	Total Annual		Expenses After
	Management	and/or Service	Other	Fees and	Fund Operating	Expense	Expense
Share Class	Fees	(12b-1) Fees	Expenses(1)	Expenses	Expenses	Reductions(2)	Reductions(2)

Institutional	0.90%	None	6.05%	0.08%	7.03%	(5.75)%	1.28%

Class P	0.90	None	6.15	0.08	7.13	(5.75)	1.38

Class D	0.90	0.25%	6.05	0.08	7.28	(5.75)	1.53

(1) Estimated Other Expenses are based on $5 million of invested assets and include organizational and offering expenses for the Fund’s initial fiscal year ending November 30, 2013.

(2) Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by the Manager to waive, through March 31, 2014, its management fee and/or reimburse the Fund to the extent that Total Annual Fund Operating Expenses, including payment of organizational expenses but excluding interest, taxes, extraordinary expenses, acquired fund expenses and certain credits and other expenses, exceed 1.45% for Class D, 1.30% for Class P and 1.20% for Institutional Class shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expenses limit. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

Share Class	1 Year	3 Years

Institutional	$130	$960

Class P	140	990

Class D	156	1,034

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies	The Fund seeks to achieve its objective by applying a disciplined and tactical investment process across a range of asset classes that the portfolio managers believe exhibit strong growth characteristics. The Fund normally invests at least 80% of its net assets (plus borrowings made for investment purposes) in securities and instruments that are tied economically to emerging markets countries. The Fund currently defines emerging markets countries as countries with securities markets which are, in the opinion of the portfolio managers, less sophisticated than more developed markets in terms of participation by investors, analyst coverage, liquidity and/or regulation. Such countries typically have economies undergoing rapid growth driven by industrialization, rising exports, and increased business activity. Emerging market securities may include those listed in standard indices (e.g., in the MSCI Emerging Markets Index, the JP Morgan EMBI+ Index, and the MSCI Frontier Market Index) as well as securities not represented in these indices, if they are domiciled or issued in emerging markets, including “frontier markets” (i.e., markets that have lower market capitalization and liquidity than the more developed emerging markets), or if they generate a majority of their earnings in these markets.

The portfolio managers target a mix of asset classes and select individual investments that they believe offer efficient exposure to each such asset class. The Fund achieves its exposure to specific asset classes through investments in certain acquired funds and/or through direct investments in instruments such as equity securities, fixed income securities, or related derivatives on such equity or fixed income securities. The Fund, at inception and as long as it remains small, will gain exposure to the desired asset classes primarily through

Prospectus	19

AllianzGI Dynamic Emerging Multi-Asset Fund (continued)

acquired funds and/or via derivatives. As the Fund grows in size, it will seek to achieve economies of scale by investing directly in individual securities and other instruments.

The first step of the investment process is to determine the asset classes best positioned to take advantage of growth trends in emerging markets, such as emerging market equities, emerging market fixed income and commodities. In the second step of the process, the portfolio managers analyze market cycles, economic cycles, and valuations, of each asset class and their components to develop a tactical asset view across asset classes, which may ultimately lead to dynamic shifts in the Fund’s exposures to individual holdings and asset classes. The portfolio managers employ a risk management strategy which may cause them to adjust this allocation in an effort to mitigate certain downside risks such as severe downward price movements or other market stresses. Having arrived at a final asset allocation across asset classes, the Fund’s portfolio managers conduct an active selection process for acquired funds and/or direct investments to gain the intended exposure to the relevant asset classes.

As an integral part of its asset allocation process, the Fund employs a risk management strategy. One of the components of the risk management strategy considers tail risk, or the risk that the Fund will not meet its objectives because of an outsized loss in the asset classes represented in its portfolio. Factors included in the tail risk measurement analysis include, but are not limited to, the declines suffered by the Fund and the asset classes represented in the Fund in recent months, how frequently such losses have occurred and the relationship in the price movements between the emerging market asset classes. As a consequence of the portfolio managers’ tactical adjustments and risk management processes, the Fund may have a high portfolio turnover rate, which may be in excess of 100%.

The Fund may invest using a “fund of funds” structure, which is a term used to describe mutual funds that pursue their investment objective by investing largely or entirely in other funds. The Fund may invest up to 10% of its assets in unaffiliated investment companies (including ETFs). The Fund may invest in issuers of any capitalization and may participate in initial public offerings (“IPOs”). The Fund may invest significantly in short-term bonds and cash and other investments that provide emerging markets exposure such as local emerging market bonds and emerging market currencies (or derivatives on such currencies). The Fund may invest in fixed income securities of any duration as well as high yield or junk bonds. In order to gain exposure to desired asset classes or securities, or for hedging or other investment purposes, the Fund may also utilize options, stock index futures contracts, warrants and other derivative instruments.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first 3 risks):

Allocation Risk: The Fund’s investment performance depends upon how its assets are allocated and reallocated among particular Underlying Funds and other investments. The Sub-Adviser’s allocation techniques and decisions and/or the Sub-Adviser’s selection of Underlying Funds and other investments may not produce the desired results.

Emerging Markets Risk: Non-U.S. investment risk may be particularly high to the extent that the Fund invests in emerging market securities. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries.

Management Risk: The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

Commodity Risk: Commodity-linked derivative instruments may increase volatility.

Credit and Counterparty Risk: An issuer or counterparty may default on obligations.

Currency Risk: The values of non-U.S. securities may fluctuate with currency exchange rates and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.

Derivatives Risk: Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Equity Securities Risk: Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Fixed Income Risk: Fixed income (debt) securities are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to changes in interest rates or an issuer’s or counterparty’s deterioration or default.

20	Allianz Multi-Strategy Funds

AllianzGI Dynamic Emerging Multi-Asset Fund (continued)

High Yield Risk: High-yield or junk bonds are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

Interest Rate Risk: Fixed income securities may decline in value because of increases in interest rates.

IPO Risk: Securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility.

Issuer Risk: The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Market Risk: The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Non-U.S. Investment Risk: Non-U.S. securities markets and issuers may be more volatile, smaller, less liquid, less transparent and subject to less oversight, particularly in emerging markets.

Smaller Company Risk: Securities issued by smaller companies may be more volatile and present increased liquidity risk relative to securities issued by larger companies.

Turnover Risk: High levels of portfolio turnover increase transaction costs and taxes and may lower investment performance.

Underlying Fund and Other Acquired Fund Risks: The Fund will be affected by factors, risks and performance specific to the Underlying Funds and Other Acquired Funds.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	Performance information for the Fund will be available after the Fund completes a full calendar year of operation.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser Allianz Global Investors U.S. LLC (“AllianzGI U.S.”)

Portfolio Managers
Stefan Nixel, CFA, CAIA, lead portfolio manager and director, has managed the Fund since 2012.

Dr. Zijian Yang, portfolio manager, has managed the Fund since 2012.

Giorgio Carlino, portfolio manager, has managed the Fund since 2012.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s transfer agent by mail (Allianz Institutional Funds, P.O. Box 219968, Kansas City, MO 64121-9968), as further described in the Fund’s prospectus and SAI. To avoid delays in a purchase or redemption, please call 1-800-498-5413 with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading.s For Institutional Class and Class P shares, the minimum initial investment in the Fund is $1 million, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors. For Class D shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50, though financial service firms offering these shares may impose different minimums.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker- Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Prospectus	21

AllianzGI Global Allocation Fund

Investment Objective	The Fund seeks after-inflation capital appreciation and current income.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

							Total Annual
							Fund Operating
		Distribution		Acquired Fund	Total Annual		Expenses After
	Management	and/or Service	Other	Fees and	Fund Operating	Expense	Expense
Share Class	Fees	(12b-1) Fees	Expenses	Expenses	Expenses	Reductions(1)(2)	Reductions(1)(2)

Institutional	0.85%	None	0.29%	0.73%	1.87%	(0.98)%	0.89%

Class P	0.85	None	0.52	0.73	2.10	(1.21)	0.89

Administrative	0.85	0.25%	0.32	0.73	2.15	(1.01)	1.14

Class D	0.85	0.25	0.23	0.73	2.06	(0.98)	1.08

(1) The Manager has contractually agreed to irrevocably waive a portion of its management fee equal to 0.70% of the average daily net assets of the Fund that are attributable to investments in either Underlying Funds or Other Acquired Funds. This waiver with respect to investments in Underlying Funds and Other Acquired Funds for which the Manager or an affiliated person thereof serves as investment adviser is terminable only by the Board of Trustees of the Trust, and the waiver with respect to investments in unaffiliated Other Acquired Funds will continue through at least March 31, 2014.

(2) The Manager has contractually agreed, until March 31, 2014, to irrevocably waive its management fee, or reimburse the Fund, to the extent that, after the application of the fee waiver described in footnote 1 above, Total Annual Fund Operating Expenses, excluding interest, tax, and extraordinary expenses, Acquired Fund Fees and Expenses and certain credits and other expenses, exceed 0.16%, 0.16%, 0.41%, and 0.35% of the Fund’s average net assets attributable to Institutional Class, Class P, Administrative Class, and Class D shares, respectively. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

Share Class	1 Year	3 Years	5 Years	10 Years

Institutional	$91	$492	$920	$2,110

Class P	91	541	1,017	2,335

Administrative	116	576	1,062	2,403

Class D	110	551	1,018	2,312

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate for the fiscal year ended November 30, 2012 was 57% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies	The Fund seeks to achieve its objective by normally investing primarily in certain affiliated mutual funds and exchange-traded funds (ETFs) sponsored by Allianz and Pacific Investment Management Company LLC (“PIMCO”) (the “Underlying Funds”). The Fund may invest without limit in Underlying Funds and may invest significantly in one or a small number of the Underlying Funds. Underlying Funds in turn invest in or have exposure to (i) return-generating assets, such as U.S. and global equities, commodities, real estate, mortgage securities, high yield securities, corporate bonds, emerging market bonds, public securities of infrastructure companies and private equity companies, and alternative investment strategies such as long-short and market neutral strategies and/or (ii) defensive assets, such as Treasury Inflation-Protected Securities (“TIPS”), short-term U.S. and non-U.S. bonds and investment grade U.S. and non-U.S. sovereign bonds, corporate bonds, asset-backed securities and mortgage securities. The Fund may also invest in ETFs and mutual funds and pooled vehicles other than the Underlying Funds (together, “Other Acquired Funds”). The Fund does not currently intend to invest more than 10% of its assets in Other Acquired Funds that are not advised by the Manager or its affiliates. The Fund may also invest significantly in other securities and instruments as a complement or adjustment to its

22	Allianz Multi-Strategy Funds

AllianzGI Global Allocation Fund (continued)

exposure to Underlying Funds and Other Acquired Funds. The Sub-Adviser normally seeks to maintain significant economic exposure to a number of countries outside the U.S., and will invest directly or indirectly (through a fund) in instruments that are economically tied to at least three countries (one of which may be the United States). The Fund may have exposure to companies in a broad range of market capitalizations and geographic and industry distributions, as well as to fixed income and convertible instruments with a broad range of credit quality ratings and durations. The Fund may also utilize derivative instruments, such as options, forwards or futures contracts and swap agreements. Normally, the Sub-Adviser will generally seek to maintain an allocation of 65% of the Fund’s assets in return-generating assets and 35% in defensive assets, though may cause the Fund to deviate from these allocations, for example, during periods of significant performance differential between the two categories. The Fund may also deviate from its allocation targets when expected returns are judged to be below or above long-term averages. In these cases, the Sub-Adviser would seek to overweight what it deems to be the undervalued category and underweight the overvalued category. These decisions will normally be within the allocation ranges of 35% to 85% for return-generating assets and 15% to 65% for defensive assets. More information about the Fund, the Fund’s asset allocation and portfolio construction strategy, and the Underlying Funds is available in the Fund’s prospectus.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first 5 risks):

Allocation Risk: The Fund’s investment performance depends upon how its assets are allocated and reallocated among particular Underlying Funds and other investments. The Sub-Adviser’s allocation techniques and decisions and/or the Sub-Adviser’s selection of Underlying Funds and other investments may not produce the desired results.

Underlying Fund and Other Acquired Fund Risks: The Fund will be affected by factors, risks and performance specific to the Underlying Funds and Other Acquired Funds.

Market Risk: The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Issuer Risk: The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Equity Securities Risk: Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Commodity Risk: Commodity-linked derivative instruments may increase volatility.

Convertible Securities Risk: Convertible securities are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

Credit and Counterparty Risk: An issuer or counterparty may default on obligations.

Currency Risk: The values of non-U.S. securities may fluctuate with currency exchange rates and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.

Derivatives Risk: Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Emerging Markets Risk: Non-U.S. investment risk may be particularly high to the extent that the Fund invests in emerging market securities. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries.

Fixed Income Risk: Fixed income (debt) securities are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to changes in interest rates or an issuer’s or counterparty’s deterioration or default.

Focused Investment Risk: Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility.

High Yield Risk: High-yield or junk bonds are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

Index Risk: Investments in index-linked derivatives are subject to the risks associated with the applicable index.

Interest Rate Risk: Fixed income securities may decline in value because of increases in interest rates.

Prospectus	23

AllianzGI Global Allocation Fund (continued)

IPO Risk: Securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility.

Leveraging Risk: Instruments and transactions that constitute leverage magnify gains or losses and increase volatility.

Liquidity Risk: The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Management Risk: The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

Mortgage-Related and Other Asset-Backed Risk: Investing in mortgage- and asset-backed securities involves interest rate, credit, valuation, extension and liquidity risks and the risk that payments on the underlying assets are delayed, prepaid, subordinated or defaulted on.

Non-U.S. Investment Risk: Non-U.S. securities markets and issuers may be more volatile, smaller, less liquid, less transparent and subject to less oversight, particularly in emerging markets.

REIT and Real Estate-Related Investment Risk: Adverse changes in the real estate markets may affect the value of REIT investments or real estate-linked derivatives.

Short Selling Risk: Short selling enhances leveraging risk and involves counterparty risk and the risk of unlimited loss.

Smaller Company Risk: Securities issued by smaller companies may be more volatile and present increased liquidity risk relative to securities issued by larger companies.

Variable Distribution Risk: Periodic distributions by investments of variable or floating interest rates vary with fluctuations in market interest rates.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of two broad-based market indexes, a custom-blended index and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. Class P, Administrative Class and Class D performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class shares. For periods prior to the inception date of a share class, performance information shown for such class may be based on the performance of an older class of shares that dates back to the Fund’s inception, as adjusted to reflect certain fees and expenses paid by the newer class. Similarly, for periods prior to a reorganization of the Fund, in which a predecessor fund was merged into the Fund, the performance information is based on the performance of the predecessor fund, adjusted to reflect certain fees and expenses paid by the particular share class of the Fund. These adjustments generally result in estimated performance results for the newer class that are higher or lower than the actual results of the predecessor class and/or the predecessor fund, as the case may be, due to differing levels of fees and expenses paid. Details regarding the calculation of the Fund’s class-by-class performance, including a discussion of any performance adjustments, are provided under “Additional Performance Information” in the Fund’s prospectus and SAI. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit us.allianzgi.com for more current performance information.

24	Allianz Multi-Strategy Funds

AllianzGI Global Allocation Fund (continued)

Calendar Year Total Returns — Institutional Class

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

Highest 04/01/2009–06/30/2009	14.89%

Lowest 07/01/2011–09/30/2011	-13.30%

Average Annual Total Returns (for periods ended 12/31/12)

				Fund Inception
	1 Year	5 Years	10 Years	(9/30/98)

Institutional Class — Before Taxes	12.80%	3.39%	7.73%	6.29%

Institutional Class — After Taxes on Distributions	11.34%	1.62%	5.97%	4.36%

Institutional Class — After Taxes on Distributions and Sale of Fund Shares	8.29%	1.79%	5.71%	4.29%

Class P	12.72%	3.23%	7.50%	6.03%

Administrative Class	12.63%	3.08%	7.35%	5.87%

Class D	12.43%	3.00%	7.28%	5.81%

MSCI AC World Index	16.13%	-1.16%	8.11%	4.75%

Barclays U.S. Aggregate Bond Index	4.22%	5.95%	5.18%	5.69%

60% MSCI ACWI 40% BCAG	11.48%	2.20%	7.30%	5.52%

Mixed-Asset Target Allocation Moderate Funds Average	11.38%	2.61%	6.30%	5.03%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other share classes will vary.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser Allianz Global Investors U.S. LLC (“AllianzGI U.S.”)

Portfolio Managers
Stephen Sexauer, senior portfolio manager, managing director and CIO Multi Asset US, has managed the Fund since 2009.

James Macey, CFA, portfolio manager and vice president, has managed the Fund since 2011.

Paul Pietranico, CFA, senior portfolio manager and director, has managed the Fund since 2009.

Rahul Malhotra, portfolio manager and vice-president, has managed the Fund since 2013.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s transfer agent by mail (Allianz Institutional Funds, P.O. Box 219968, Kansas City, MO 64121-9968), as further described in the Fund’s prospectus and SAI. To avoid delays in a purchase or redemption, please call 1-800-498-5413 with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Institutional Class, Class P and Administrative Class shares, the minimum initial investment in the Fund is $1 million, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors. For Class D shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50, though financial service firms offering these shares may impose different minimums.

Prospectus	25

AllianzGI Global Allocation Fund (continued)

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker- Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

26	Allianz Multi-Strategy Funds

AllianzGI Global Fundamental Strategy Fund

Investment Objective	The Fund seeks to generate positive real absolute returns through a complete market cycle (rolling 3-year period) by investing in a broad range of global asset classes.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

							Total Annual
							Fund Operating
		Distribution		Acquired Fund	Total Annual		Expenses After
	Management	and/or Service	Other	Fees and	Fund Operating	Expense	Expense
Share Class	Fees	(12b-1) Fees	Expenses(1)	Expenses	Expenses	Reductions(2)	Reductions(2)

Institutional	0.75%	None	1.87%	–	2.62%	(1.62)%	1.00%

Class P	0.75	None	1.97	–	2.72	(1.62)	1.10

Class D	0.75	0.25%	1.87	–	2.87	(1.62)	1.25

(1) Other Expenses are based upon estimated amounts for the Fund’s initial fiscal year ending November 30, 2013 and include organizational expenses.

(2) Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by the Manager to waive its management fee and/or reimburse the Fund through November 30, 2014 to the extent that Total Annual Fund Operating Expenses, excluding interest, tax, and extraordinary expenses, acquired fund expenses and certain credits and other expenses, exceed 1.00% for Institutional Class shares, 1.10% for Class P shares and 1.25% for Class D shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

Share Class	1 Year	3 Years

Institutional	$102	$560

Class P	112	591

Class D	127	636

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies	The Fund seeks to achieve its investment objective by normally investing in a broad range of U.S. and non-U.S. securities with a focus on equities, fixed income securities and related derivative instruments. The Fund will, under normal circumstances, invest at least 40% of its total assets in non-U.S. securities, including emerging markets securities, and will allocate its investments among securities that are economically tied to issuers in at least three countries (one of which may be the United States). The Fund may have exposure to issuers in a broad range of market capitalizations, geographies and industries, as well as to fixed income and convertible instruments with a broad range of credit quality ratings and durations. It is expected that the Fund’s debt and convertible securities may include significant exposure to securities rated below investment grade or unrated securities deemed to be of equivalent quality by the portfolio managers (sometimes referred to as “high yield securities” or “junk bonds”). The Fund invests across the entire range of maturities of high yield securities. In order to gain exposure to desired asset classes or securities, or for hedging or other investment purposes, the Fund expects to utilize derivative instruments, such as foreign currency exchange contracts, options, stock index futures contracts, warrants, forwards, futures contracts and swap agreements.

The Fund may gain exposure to commodities through investments in acquired funds and or derivatives that reference individual commodities or commodity indices. In particular, the Fund expects to invest in swaps, futures, options on futures and/or options on commodities in order to gain commodities exposure.

The Fund may, at any time, invest in certain acquired funds and may invest up to 10% of its net assets in unaffiliated hedge funds, funds of hedge funds and acquired funds that are Undertakings for Collective Investment in Transferable Securities (“UCITS”). A portion of the Fund’s positions in acquired funds (but no

Prospectus	27

AllianzGI Global Fundamental Strategy Fund (continued)

more than 15% of the Fund’s net assets when taken together with any other illiquid assets held by the Fund) is expected to be illiquid (i.e., securities that the Fund would not be able to sell or dispose of in the ordinary course of business within seven calendar days).

The allocation of the Fund’s investments across asset classes will vary from time to time, based upon the portfolio managers’ consideration of factors, including but not limited to, changes in equity prices, changes in interest rates and other economic and market factors. One or more asset classes may be more heavily weighted than others in the Fund’s portfolio at any time and from time to time, and sometimes to a substantial extent.

The investment decisions of the portfolio managers are based on a fundamental management approach. The portfolio generally consists of a core portion and an opportunistic portion which are managed as part of a single portfolio or strategy. The portion of the Fund’s assets that comprise the core portion serves as a foundation for the overall portfolio, as it seeks to generate stable returns over the market cycle. The opportunistic portion is designed to capture shorter term investment opportunities and could be considered as riskier relative to the core portion of the Fund. Typically, the opportunistic portion will target investments that can provide capital gains over a relatively short time horizon, and is expected exhibit higher turnover than the core portion.

The portfolio managers regularly monitor the risk and return profile of both the core and opportunistic portions of the portfolio. While the team generally has a longer time horizon for holdings in the core portion of the portfolio, the team will review a holding for sale if the underlying issuer’s fundamental characteristics no longer meet the investment team’s criteria. For holdings in the opportunistic portion of the portfolio, the team evaluates holdings for potential changes in their fundamental position and also monitors price movement relative to the applicable price target. Holdings at or near their price target would generally be liquidated in order to make room for new opportunistic investment ideas.

The allocation of the Fund’s capital between the core and opportunistic components will vary, reflecting market circumstances and the manager’s ability to locate suitable investments for the two components.

The opportunistic portion of the portfolio may include short positions in individual securities or options. The Fund will typically take such short positions where it does not own the security sold short or have the immediate right to acquire the security at no cost (i.e., the Fund will not typically sell short “against the box”). The Fund may incur certain expenses with respect to securities sold short, including short sale fees and substitute dividend expense.

The Fund may invest in issuers of any capitalization and may participate in initial public offerings (“IPOs”). The Fund may invest significantly in short-term inflation-linked bonds, emerging markets equities, and U.S. government bonds.

The Fund may also invest a portion of its assets in real estate investment trusts (REITs).

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first 8 risks):

Allocation Risk: The Fund’s investment performance depends upon how its assets are allocated and reallocated among particular Underlying Funds and other investments. The Sub-Adviser’s allocation techniques and decisions and/or the Sub-Adviser’s selection of Underlying Funds and other investments may not produce the desired results.

Derivatives Risk: Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Issuer Risk: The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Management Risk: The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

Non-U.S. Investment Risk: Non-U.S. securities markets and issuers may be more volatile, smaller, less liquid, less transparent and subject to less oversight, particularly in emerging markets.

Commodity Risk: Commodity-linked derivative instruments may increase volatility.

Market Risk: The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

28	Allianz Multi-Strategy Funds

AllianzGI Global Fundamental Strategy Fund (continued)

Emerging Markets Risk: Non-U.S. investment risk may be particularly high to the extent that the Fund invests in emerging market securities. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries.

Credit and Counterparty Risk: An issuer or counterparty may default on obligations.

Currency Risk: The values of non-U.S. securities may fluctuate with currency exchange rates and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.

Equity Securities Risk: Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Fixed Income Risk: Fixed income (debt) securities are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to changes in interest rates or an issuer’s or counterparty’s deterioration or default.

Index Risk: Investments in index-linked derivatives are subject to the risks associated with the applicable index.

Interest Rate Risk: Fixed income securities may decline in value because of increases in interest rates.

IPO Risk: Securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility.

High Yield Risk: High-yield or junk bonds are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

Leveraging Risk: Instruments and transactions that constitute leverage magnify gains or losses and increase volatility.

Liquidity Risk: The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

REIT and Real Estate-Related Investment Risk: Adverse changes in the real estate markets may affect the value of REIT investments or real estate-linked derivatives.

Short Selling Risk: Short selling enhances leveraging risk and involves counterparty risk and the risk of unlimited loss.

Smaller Company Risk: Securities issued by smaller companies may be more volatile and present increased liquidity risk relative to securities issued by larger companies.

Tax Risk: Income from commodity-linked investments may limit the Fund’s ability to qualify as a “regulated investment company” for U.S. federal income tax purposes.

Turnover Risk: High levels of portfolio turnover increase transaction costs and taxes and may lower investment performance.

Underlying Fund and Other Acquired Fund Risks: The Fund will be affected by factors, risks and performance specific to the Underlying Funds and Other Acquired Funds.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	Performance information for the Fund will be available after the Fund completes a full calendar year of operation.

Prospectus	29

AllianzGI Global Fundamental Strategy Fund (continued)

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser Allianz Global Investors U.S. LLC (“AllianzGI U.S.”)

Portfolio Managers
Andreas E. F. Utermann, lead portfolio manager, Global CIO and board member, has managed the Fund since its inception in 2013.

Armin Kayser, senior portfolio manager, has managed the Fund since its inception in 2013.

Eric Boess, CFA, portfolio manager, director and Global Head of Derivatives, has managed the Fund since its inception in 2013.

Karl Happe, portfolio manager and CIO Insurance Related Strategies, has managed the Fund since its inception in 2013.

Steven J. Berexa, CFA, senior portfolio manager, director and Global Co-Head of Research, has managed the Fund since its inception in 2013.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s transfer agent by mail (Allianz Institutional Funds, P.O. Box 219968, Kansas City, MO 64121-9968), as further described in the Fund’s prospectus and SAI. To avoid delays in a purchase or redemption, please call 1-800-498-5413 with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Institutional Class and Class P shares, the minimum initial investment in the Fund is $1 million, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors. For Class D shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50, though financial service firms offering these shares may impose different minimums.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker- Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

30	Allianz Multi-Strategy Funds

AllianzGI Global Growth Allocation Fund

Investment Objective	The Fund seeks after-inflation capital appreciation and, secondarily, current income.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

							Total Annual
							Fund Operating
		Distribution		Acquired Fund	Total Annual		Expenses After
	Management	and/or Service	Other	Fees and	Fund Operating	Expense	Expense
Share Class	Fees	(12b-1) Fees	Expenses	Expenses	Expenses	Reductions(1)(2)	Reductions(1)(2)

Institutional	0.85%	None	2.99%	0.86%	4.70%	(3.71)%	0.99%

Class P	0.85	None	2.82	0.86	4.53	(3.44)	1.09

Administrative	0.85	0.25%	2.72	0.86	4.68	(3.44)	1.24

Class D	0.85	0.25	2.85	0.86	4.81	(3.55)	1.26

(1) The Manager has contractually agreed to irrevocably waive a portion of its management fee equal to 0.70% of the average daily net assets of the Fund that are attributable to investments in either Underlying Funds or Other Acquired Funds. This waiver with respect to investments in Underlying Funds and Other Acquired Funds for which the Manager or an affiliated person thereof serves as investment adviser is terminable only by the Board of Trustees of the Trust, and the waiver with respect to investments in unaffiliated Other Acquired Funds will continue through at least March 31, 2014.

(2) The Manager has contractually agreed, until March 31, 2014, to irrevocably waive its management fee, or reimburse the Fund, to the extent that, after the application of the fee waiver described in footnote 1 above, Total Annual Fund Operating Expenses, excluding interest, tax, and extraordinary expenses, Acquired Fund Fees and Expenses and certain credits and other expenses, exceed 0.13%, 0.23%, 0.38%, and 0.40% of the Fund’s average net assets attributable to Institutional Class, Class P, Administrative Class, and Class D shares, respectively. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

Share Class	1 Year	3 Years	5 Years	10 Years

Institutional	$101	$1,082	$2,068	$4,560

Class P	111	1,057	2,012	4,438

Administrative	126	1,101	2,081	4,560

Class D	128	1,128	2,132	4,658

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate for the fiscal year ended November 30, 2012 was 51% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies	The Fund seeks to achieve its objective by normally investing primarily in certain affiliated mutual funds and exchange-traded funds (ETFs) sponsored by Allianz and Pacific Investment Management Company LLC (“PIMCO”) (the “Underlying Funds”). The Fund may invest without limit in Underlying Funds and may invest significantly in one or a small number of the Underlying Funds. Underlying Funds in turn invest in or have exposure to (i) return-generating assets, such as U.S. and global equities, commodities, real estate, mortgage securities, high yield securities, corporate bonds, emerging market bonds, public securities of infrastructure companies and private equity companies, and alternative investment strategies such as long-short and market neutral strategies and/or (ii) defensive assets, such as Treasury Inflation-Protected Securities (“TIPS”), short-term U.S. and non-U.S. bonds and investment grade U.S. and non-U.S. sovereign bonds, corporate bonds, asset-backed securities and mortgage securities. The Fund may also invest in ETFs and mutual funds and pooled vehicles other than the Underlying Funds (together, “Other Acquired Funds”). The Fund does not currently intend to invest more than 10% of its assets in Other Acquired Funds that are not advised by the Manager or its affiliates. The Fund may also invest significantly in other securities and instruments as a complement or adjustment to its

Prospectus	31

AllianzGI Global Growth Allocation Fund (continued)

exposure to Underlying Funds and Other Acquired Funds. The Sub-Adviser normally seeks to maintain significant economic exposure to a number of countries outside the U.S., and will invest directly or indirectly (through a fund) in instruments that are economically tied to at least three countries (one of which may be the United States). The Fund may have exposure to companies in a broad range of market capitalizations and geographic and industry distributions, as well as to fixed income and convertible instruments with a broad range of credit quality ratings and durations. The Fund may also utilize derivative instruments, such as options, forwards or futures contracts and swap agreements. Normally, the Sub-Adviser will generally seek to maintain an allocation of 100% of the Fund’s assets in return-generating assets and 0% in defensive assets, though may cause the Fund to deviate from these allocations, for example, during periods of significant performance differential between the two categories. The Fund may also deviate from its allocation targets when expected returns are judged to be below or above long-term averages. In these cases, the Sub-Adviser would seek to overweight what it deems to be the undervalued category and underweight the overvalued category. These decisions will normally be within the allocation ranges of 60% to 100% for return-generating assets and 0% to 40% for defensive assets. More information about the Fund, the Fund’s asset allocation and portfolio construction strategy, and the Underlying Funds is available in the Fund’s prospectus.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first 5 risks):

Allocation Risk: The Fund’s investment performance depends upon how its assets are allocated and reallocated among particular Underlying Funds and other investments. The Sub-Adviser’s allocation techniques and decisions and/or the Sub-Adviser’s selection of Underlying Funds and other investments may not produce the desired results.

Underlying Fund and Other Acquired Fund Risks: The Fund will be affected by factors, risks and performance specific to the Underlying Funds and Other Acquired Funds.

Market Risk: The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Issuer Risk: The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Equity Securities Risk: Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Commodity Risk: Commodity-linked derivative instruments may increase volatility.

Convertible Securities Risk: Convertible securities are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

Credit and Counterparty Risk: An issuer or counterparty may default on obligations.

Currency Risk: The values of non-U.S. securities may fluctuate with currency exchange rates and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.

Derivatives Risk: Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Emerging Markets Risk: Non-U.S. investment risk may be particularly high to the extent that the Fund invests in emerging market securities. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries.

Fixed Income Risk: Fixed income (debt) securities are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to changes in interest rates or an issuer’s or counterparty’s deterioration or default.

Focused Investment Risk: Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility.

High Yield Risk: High-yield or junk bonds are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

Index Risk: Investments in index-linked derivatives are subject to the risks associated with the applicable index.

Interest Rate Risk: Fixed income securities may decline in value because of increases in interest rates.

32	Allianz Multi-Strategy Funds

AllianzGI Global Growth Allocation Fund (continued)

IPO Risk: Securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility.

Leveraging Risk: Instruments and transactions that constitute leverage magnify gains or losses and increase volatility.

Liquidity Risk: The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Management Risk: The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

Mortgage-Related and Other Asset-Backed Risk: Investing in mortgage- and asset-backed securities involves interest rate, credit, valuation, extension and liquidity risks and the risk that payments on the underlying assets are delayed, prepaid, subordinated or defaulted on.

Non-U.S. Investment Risk: Non-U.S. securities markets and issuers may be more volatile, smaller, less liquid, less transparent and subject to less oversight, particularly in emerging markets.

REIT and Real Estate-Related Investment Risk: Adverse changes in the real estate markets may affect the value of REIT investments or real estate-linked derivatives.

Short Selling Risk: Short selling enhances leveraging risk and involves counterparty risk and the risk of unlimited loss.

Smaller Company Risk: Securities issued by smaller companies may be more volatile and present increased liquidity risk relative to securities issued by larger companies.

Variable Distribution Risk: Periodic distributions by investments of variable or floating interest rates vary with fluctuations in market interest rates.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of a broad-based market index, a custom-blended index and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. Class P, Administrative Class and Class D performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class shares. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit us.allianzgi.com for more current performance information.

Calendar Year Total Returns — Institutional Class

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

Highest 07/01/2010–09/30/2010	12.97%

Lowest 07/01/2011–09/30/2011	-17.67%

Prospectus	33

AllianzGI Global Growth Allocation Fund (continued)

Average Annual Total Returns (for periods ended 12/31/12)

		Fund Inception
	1 Year	(4/27/2009)

Institutional Class — Before Taxes	14.15%	15.98%

Institutional Class — After Taxes on Distributions	12.65%	14.27%

Institutional Class — After Taxes on Distributions and Sale of Fund Shares	9.54%	12.98%

Class P	14.05%	15.87%

Administrative Class	13.89%	15.70%

Class D	13.86%	15.65%

MSCI AC World Index	16.13%	14.99%

80% MSCI ACWI 20% Barclays U.S. Aggregate Bond Index	13.83%	13.52%

Lipper Global Flexible Portfolio Funds Average	10.24%	11.44%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other share classes will vary.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser Allianz Global Investors U.S. LLC (“AllianzGI U.S.”)

Portfolio Managers
James Macey, CFA, portfolio manager and vice president, has managed the Fund since 2011.

Paul Pietranico, CFA, senior portfolio manager and director, has managed the Fund since 2009.

Stephen Sexauer, senior portfolio manager, managing director and CIO Multi Asset US, has managed the Fund since 2009.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s transfer agent by mail (Allianz Institutional Funds, P.O. Box 219968, Kansas City, MO 64121-9968), as further described in the Fund’s prospectus and SAI. To avoid delays in a purchase or redemption, please call 1-800-498-5413 with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Institutional Class, Class P and Administrative Class shares, the minimum initial investment in the Fund is $1 million, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors. For Class D shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50, though financial service firms offering these shares may impose different minimums.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker- Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

34	Allianz Multi-Strategy Funds

AllianzGI Global Managed Volatility Fund

Investment Objective	The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

						Total Annual
						Fund Operating
		Distribution		Total Annual		Expenses After
	Management	and/or Service	Other	Fund Operating	Expense	Expense
Share Class	Fees	(12b-1) Fees	Expenses	Expenses	Reductions(1)	Reductions(1)

Institutional	0.40%	None	1.90%	2.30%	(1.70)%	0.60%

Class P	0.40	None	1.87	2.27	(1.57)	0.70

Class D	0.40	0.25%	1.79	2.44	(1.56)	0.88

(1) Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by the Manager to irrevocably waive its management fee and/or reimburse the Fund through March 31, 2014 to the extent that Total Annual Fund Operating Expenses, excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed 0.60% for Institutional Class shares, 0.70% for Class P shares and 0.88% for Class D shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

Share Class	1 Year	3 Years	5 Years	10 Years

Institutional	$61	$555	$1,075	$2,504

Class P	72	558	1,072	2,483

Class D	90	611	1,159	2,657

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate for the period ended November 30, 2012 was 92%. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies	The Fund seeks to achieve its investment objective by creating a portfolio of global equities that manages overall portfolio volatility. The Fund normally invests primarily in equity securities of companies located both in the U.S. and outside of the U.S., and will not invest the greater of: (i) 50% of its net assets, or (ii) a portion of its net assets equal to 5% more than the applicable country’s weight in the MSCI World Index, in companies within any single country (including the U.S.). As of December 31, 2012, the capitalization weighting of the U.S. in the MSCI World Index was approximately 52.3%. The Fund may invest in issuers of any size market capitalization, including smaller capitalization companies. The Fund may also invest in initial public offerings (IPOs). The Fund will normally focus its investments in developed countries, but reserves the flexibility to invest in emerging market securities as well.

The portfolio managers use a dynamic quantitative process combined with a fundamentals-based, actively-managed security selection process to make individual security and sector selection decisions. Under the Sub-Adviser’s managed volatility strategy, the portfolio managers seek to emphasize stocks that exhibit a lower sensitivity to broader market movements (or “beta”), as they believe that stocks with higher betas are not rewarded with commensurately higher returns by the market. The portfolio construction process is iterative in nature. Initially, the portfolio managers build a fully invested and diversified portfolio subject to country, sector, capitalization and security constraints with a goal of minimizing total volatility as measured by the standard deviation of returns (a measure of risk) with a preference for investments with risk profiles that are generally lower than in the market. The team then overlays a proprietary stock selection model and seeks to build a final portfolio of stocks that considers the trade off between volatility and sources of relative performance (or “alpha”).

Prospectus	35

AllianzGI Global Managed Volatility Fund (continued)

The portfolio managers consider whether to sell a particular security when any of the above factors materially changes, or when a more attractive investment candidate is available.

The Fund may have a high portfolio turnover rate, which may be in excess of 100%.

In addition to equity securities (such as preferred stocks, convertible securities and warrants) and equity-related instruments, the Fund may invest in securities issued in initial public offerings (IPOs), and utilize foreign currency exchange contracts, options, stock index futures contracts, warrants and other derivative instruments. Although the Fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first 3 risks):

Market Risk: The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Issuer Risk: The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Equity Securities Risk: Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Credit and Counterparty Risk: An issuer or counterparty may default on obligations.

Currency Risk: The values of non-U.S. securities may fluctuate with currency exchange rates and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.

Derivatives Risk: Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Emerging Markets Risk: Non-U.S. investment risk may be particularly high to the extent that the Fund invests in emerging market securities. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries.

Focused Investment Risk: Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility.

IPO Risk: Securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility.

Leveraging Risk: Instruments and transactions that constitute leverage magnify gains or losses and increase volatility.

Liquidity Risk: The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Management Risk: The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

Non-U.S. Investment Risk: Non-U.S. securities markets and issuers may be more volatile, smaller, less liquid, less transparent and subject to less oversight, particularly in emerging markets.

Smaller Company Risk: Securities issued by smaller companies may be more volatile and present increased liquidity risk relative to securities issued by larger companies.

Turnover Risk: High levels of portfolio turnover increase transaction costs and taxes and may lower investment performance.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of a broad-based market index and a performance average of similar mutual funds. The bar chart and the

36	Allianz Multi-Strategy Funds

AllianzGI Global Managed Volatility Fund (continued)

information to its right show performance of the Fund’s Institutional Class shares. Class P and Class D performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class shares. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit us.allianzgi.com for more current performance information.

Calendar Year Total Returns — Institutional Class

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

Highest 07/01/2012–09/30/2012	4.51%

Lowest 10/01/2012–12/31/2012	-0.45%

Average Annual Total Returns (for periods ended 12/31/12)

		Fund Inception
	1 Year	(12/19/11)

Institutional Class — Before Taxes	8.66%	10.48%

Institutional Class — After Taxes on Distributions	6.95%	8.79%

Institutional Class — After Taxes on Distributions and Sale of Fund Shares	5.64%	7.95%

Class P	8.54%	10.35%

Class D	8.32%	10.14%

MSCI World Index	15.83%	19.95%

Lipper Global Multi-Cap Value Funds Average	10.72%	10.72%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other share classes will vary.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser Allianz Global Investors U.S. LLC (“AllianzGI U.S.”)

Portfolio Managers
Kunal Ghosh, portfolio manager and director, has managed the Fund since 2011.

Mark P. Roemer, portfolio manager and director, has managed the Fund since 2013.

Steven Tael, Ph.D., CFA, portfolio manager and vice president, has managed the Fund since 2013.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s transfer agent by mail (Allianz Institutional Funds, P.O. Box 219968, Kansas City, MO 64121-9968), as further described in the Fund’s prospectus and SAI. To avoid delays in a purchase or redemption, please call 1-800-498-5413 with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Institutional Class and Class P shares, the minimum initial investment in the Fund is $1 million, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors. For Class D shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50, though financial service firms offering these shares may impose different minimums.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Prospectus	37

AllianzGI Global Managed Volatility Fund (continued)

Payments to Broker- Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

38	Allianz Multi-Strategy Funds

AllianzGI Global Water Fund

Investment Objective	The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

						Total Annual
						Fund Operating
		Distribution		Total Annual		Expenses After
	Management	and/or Service	Other	Fund Operating	Expense	Expense
Share Class	Fees	(12b-1) Fees	Expenses	Expenses	Reductions(1)	Reductions(1)

Institutional	0.95%	None	0.34%	1.29%	–	1.29%

Class P	0.95	None	0.52	1.47	(0.07)%	1.40

Class D	0.95	0.25%	1.05	2.25	(0.65)	1.60

(1) Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by the Manager to irrevocably waive its management fee and/or reimburse the Fund through March 31, 2014, to the extent that Total Annual Fund Operating Expenses, excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed 1.30% for Institutional Class shares, 1.40% for Class P shares and 1.60% for Class D shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

Share Class	1 Year	3 Years	5 Years	10 Years

Institutional	$131	$409	$708	$1,556

Class P	143	458	796	1,751

Class D	163	641	1,146	2,534

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate for the fiscal year ended November 30, 2012 was 73% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies	The Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks and other equity securities of companies that are represented in one or more of the S&P Global Water Index, the Palisades Water or Global Water Indices or the Janney Water Index (Composite), or that are substantially engaged in water-related activities. The portfolio managers consider “water-related activities” as those that relate to the quality or availability of or demand for potable and non-potable water and include but are not necessarily limited to the following: water production, storage, transport and distribution; water supply-enhancing or water demand-reducing technologies and materials; water planning, control and research; water conditioning, such as filtering, desalination, disinfection and purification; sewage and liquid waste treatment; and water delivery-related equipment and technology, consulting or engineering services relating to any of the above-mentioned activities. Normally, the Fund invests at least 40% of its total assets in non-U.S. securities and allocates its investments among securities of issuers located in at least eight different countries (which may include the U.S.), and may invest in emerging market securities. The portfolio managers select investments on a bottom-up basis irrespective of market capitalization, geography, industry/sector or growth- or value-orientation, and ordinarily look for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services or a steady stream of new products and services. Investments are not restricted to companies with a record of dividend payments. In analyzing specific companies for possible investment, the portfolio managers

Prospectus	39

AllianzGI Global Water Fund (continued)

may also consider the anticipated economic growth rate, political outlook, inflation rate, currency outlook and interest rate environment for the country and the region in which the company is located. In selecting investments, the portfolio managers may seek the input of a global research platform, regional portfolio managers and single country managers. The Fund is “non-diversified,” which means that it may invest a significant portion of its assets in a relatively small number of issuers, which may increase risk. In addition to common stocks and other equity securities (such as preferred stocks, convertible securities and warrants), the Fund may invest in securities issued in initial public offerings (IPOs), and may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. Although the Fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first 6 risks):

Market Risk: The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Issuer Risk: The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Equity Securities Risk: Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Water Related Risk: Because the Fund focuses its investments in water-related companies, it is particularly affected by events or factors relating to this sector, which may increase risk and volatility.

Focused Investment Risk: Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility.

Non-U.S. Investment Risk: Non-U.S. securities markets and issuers may be more volatile, smaller, less liquid, less transparent and subject to less oversight, particularly in emerging markets.

Credit and Counterparty Risk: An issuer or counterparty may default on obligations.

Currency Risk: The values of non-U.S. securities may fluctuate with currency exchange rates and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.

Derivatives Risk: Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Emerging Markets Risk: Non-U.S. investment risk may be particularly high to the extent that the Fund invests in emerging market securities. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries.

IPO Risk: Securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility.

Leveraging Risk: Instruments and transactions that constitute leverage magnify gains or losses and increase volatility.

Liquidity Risk: The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Management Risk: The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

Smaller Company Risk: Securities issued by smaller companies may be more volatile and present increased liquidity risk relative to securities issued by larger companies.

Turnover Risk: High levels of portfolio turnover increase transaction costs and taxes and may lower investment performance.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

40	Allianz Multi-Strategy Funds

AllianzGI Global Water Fund (continued)

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of a broad-based market index and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. Class P and Class D performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class shares. For periods prior to the inception date of a share class, performance information shown for such class may be based on the performance of an older class of shares that dates back to the Fund’s inception, as adjusted to reflect certain fees and expenses paid by the newer class. These adjustments generally result in estimated performance results for the newer class that are higher or lower than the actual results of the predecessor class due to differing levels of fees and expenses paid. Details regarding the calculation of the Fund’s class-by-class performance, including a discussion of any performance adjustments, are provided under “Additional Performance Information” in the Fund’s prospectus and SAI. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit us.allianzgi.com for more current performance information.

Calendar Year Total Returns — Institutional Class

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

Highest 04/01/2009–06/30/2009	25.18%

Lowest 07/01/2011–09/30/2011	-18.19%

Average Annual Total Returns (for periods ended 12/31/12)

		Fund Inception
	1 Year	(3/31/08)

Institutional Class — Before Taxes	21.88%	2.18%

Institutional Class — After Taxes on Distributions	21.16%	1.67%

Institutional Class — After Taxes on Distributions and Sale of Fund Shares	14.22%	1.53%

Class P	21.68%	2.09%

Class D	21.37%	1.82%

S&P Global Water Index	21.27%	3.17%

Lipper Global Natural Resources Funds Average	1.75%	-5.01%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other share classes will vary.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser Allianz Global Investors U.S. LLC (“AllianzGI U.S.”)

Portfolio Manager
Andreas Fruschki, CFA, lead portfolio manager and analyst, has managed the Fund since 2008.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s transfer agent by mail (Allianz Institutional Funds, P.O. Box 219968, Kansas City, MO 64121-9968), as further described in the Fund’s prospectus and SAI. To avoid delays in a purchase or redemption, please call 1-800-498-5413 with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net

Prospectus	41

AllianzGI Global Water Fund (continued)

asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Institutional Class and Class P shares, the minimum initial investment in the Fund is $1 million, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors. For Class D shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50, though financial service firms offering these shares may impose different minimums.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker- Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

42	Allianz Multi-Strategy Funds

AllianzGI High Yield Bond Fund

Investment Objective	The Fund seeks a high level of current income and capital growth.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

						Total Annual
						Fund Operating
		Distribution		Total Annual		Expenses After
	Management	and/or Service	Other	Fund Operating	Expense	Expense
Share Class	Fees	(12b-1) Fees	Expenses	Expenses	Reductions(1)	Reductions(1)

Institutional	0.48%	None	0.15%	0.63%	–	0.63%

Class P	0.48	None	0.31	0.79	–	0.79

Administrative	0.48	0.25%	0.41	1.14	(0.24)%	0.90

Class D	0.48	0.25	0.34	1.07	(0.07)	1.00

(1) Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by the Manager to irrevocably waive its management fee and/or reimburse the Fund through March 31, 2014, to the extent that Total Annual Fund Operating Expenses, excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed 0.90% for Administrative Class shares and 1.00% for Class D shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

Share Class	1 Year	3 Years	5 Years	10 Years

Institutional	$64	$202	$351	$786

Class P	81	252	439	978

Administrative	92	338	604	1,365

Class D	102	333	583	1,299

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate for the fiscal year ended November 30, 2012 was 86% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies	The Fund seeks to achieve its objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in high yield securities (“junk bonds”), which are fixed income securities rated below investment grade or unrated and determined to be of similar quality. The Fund’s fixed income securities may be fixed-, variable- or floating-rate. The Fund invests across the entire range of maturities of high yield securities. The portfolio managers follow a disciplined, fundamental bottom-up research process, which facilitates the early identification of high yield issuers demonstrating their ability to improve their fundamental characteristics. The portfolio managers select issuers that exceed minimum credit statistics and exhibit the highest visibility of future expected operating performance. The portfolio managers look for the following in high yield investment candidates: ability to exceed market expectations of operating earnings; the potential for bond rating upgrades; debt reduction capabilities; the ability to secure other sources of capital; and the potential to be recognized as an acquisition candidate. The fundamental research process generally includes: breakdown of a company and its growth by division and region, including revenue model analysis; profit margin analysis; experience and quality of its management; industry dynamics and competitive analysis; distribution channel and supply chain analysis; and macroeconomic climate. The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts, warrants and other derivative instruments. Although the Fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time.

Prospectus	43

AllianzGI High Yield Bond Fund (continued)

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first 6 risks):

Market Risk: The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Issuer Risk: The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Interest Rate Risk: Fixed income securities may decline in value because of increases in interest rates.

High Yield Risk: High-yield or junk bonds are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

Credit and Counterparty Risk: An issuer or counterparty may default on obligations.

Liquidity Risk: The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Derivatives Risk: Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Focused Investment Risk: Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility.

Leveraging Risk: Instruments and transactions that constitute leverage magnify gains or losses and increase volatility.

Management Risk: The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

Smaller Company Risk: Securities issued by smaller companies may be more volatile and present increased liquidity risk relative to securities issued by larger companies.

Turnover Risk: High levels of portfolio turnover increase transaction costs and taxes and may lower investment performance.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of a broad-based market index and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. Class P, Administrative Class and Class D performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class shares. For periods prior to the inception date of a share class, performance information shown for such class may be based on the performance of an older class of shares that dates back to the Fund’s inception, as adjusted to reflect certain fees and expenses paid by the newer class. Similarly, for periods prior to a reorganization of the Fund, in which a predecessor fund was merged into the Fund, the performance information is based on the performance of the predecessor fund, adjusted to reflect certain fees and expenses paid by the particular share class of the Fund. These adjustments generally result in estimated performance results for the newer class that are higher or lower than the actual results of the predecessor class and/or the predecessor fund, as the case may be, due to differing levels of fees and expenses paid. Details regarding the calculation of the Fund’s class-by-class performance, including a discussion of any performance adjustments, are provided under “Additional Performance Information” in the Fund’s prospectus and SAI. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit us.allianzgi.com for more current performance information.

44	Allianz Multi-Strategy Funds

AllianzGI High Yield Bond Fund (continued)

Calendar Year Total Returns — Institutional Class

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

Highest 04/01/2009–06/30/2009	15.04%

Lowest 10/01/2008–12/31/2008	-15.49%

Average Annual Total Returns (for periods ended 12/31/12)

				Fund Inception
	1 Year	5 Years	10 Years	(7/31/96)

Institutional Class — Before Taxes	13.66%	9.76%	9.34%	8.66%

Institutional Class — After Taxes on Distributions	10.65%	6.52%	6.22%	4.88%

Institutional Class — After Taxes on Distributions and Sale of Fund Shares	8.77%	6.38%	6.14%	4.99%

Class P	13.58%	9.48%	9.03%	8.33%

Administrative Class	13.52%	9.33%	8.87%	8.18%

Class D	13.31%	9.31%	8.86%	8.17%

BofA Merrill Lynch High Yield Master II Index	15.59%	10.01%	10.39%	7.65%

Lipper High Yield Funds Average	14.66%	8.01%	8.89%	6.55%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other share classes will vary.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser Allianz Global Investors U.S. LLC (“AllianzGI U.S.”)

Portfolio Managers
Douglas G. Forsyth, CFA, portfolio manager and CIO Fixed Income US, has managed the Fund since 1996.

William L. Stickney, portfolio manager and managing director, has managed the Fund since 1999.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s transfer agent by mail (Allianz Institutional Funds, P.O. Box 219968, Kansas City, MO 64121-9968), as further described in the Fund’s prospectus and SAI. To avoid delays in a purchase or redemption, please call 1-800-498-5413 with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Institutional Class, Class P and Administrative Class shares, the minimum initial investment in the Fund is $1 million, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors. For Class D shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50, though financial service firms offering these shares may impose different minimums.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Prospectus	45

AllianzGI High Yield Bond Fund (continued)

Payments to Broker- Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

46	Allianz Multi-Strategy Funds

AllianzGI International Small-Cap Fund

Investment Objective	The Fund seeks maximum long-term capital appreciation.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

						Total Annual
						Fund Operating
		Distribution		Total Annual		Expenses After
	Management	and/or Service	Other	Fund Operating	Expense	Expense
Share Class	Fees	(12b-1) Fees	Expenses	Expenses	Reductions(1)	Reductions(1)

Institutional	1.00%	None	0.38%	1.38%	(0.17)%	1.21%

Class P	1.00	None	0.52	1.52	(0.22)	1.30

Administrative	1.00	0.25%	0.39	1.64	(0.19)	1.45

Class D	1.00	0.25	4.41	5.66	(4.21)	1.45

(1) Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by the Manager to irrevocably waive its management fee and/or reimburse the Fund through March 31, 2014, to the extent that Total Annual Fund Operating Expenses, excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed 1.21% for Institutional Class shares, 1.30% for Class P shares, 1.45% for Administrative Class shares and 1.45% for Class D shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

Share Class	1 Year	3 Years	5 Years	10 Years

Institutional	$123	$420	$739	$1,643

Class P	132	459	808	1,794

Administrative	148	499	874	1,928

Class D	148	1,312	2,461	5,268

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate for the fiscal year ended November 30, 2012 was 117% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies	The Fund seeks to achieve its objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in companies with smaller market capitalizations. The Fund currently considers smaller market capitalization companies to be companies with market capitalizations of below $5 billion. The Fund normally allocates its investments among securities of issuers located in at least eight different countries (one of which may be the United States). The Fund may invest up to 30% of its assets in emerging market securities (but no more than 10% in any one emerging market country). Regional portfolio managers in Europe and Asia collaborate to produce a portfolio that is believed likely to have the best investment opportunities from each of those regions. The portfolio managers develop forecasts of economic growth, inflation and interest rates that are used to help identify regions and countries that are likely to offer the best investment opportunities. The portfolio managers may consider the anticipated economic growth rate, political outlook, inflation rate, currency outlook and interest rate environment for the country and the region in which a company is located. The portfolio managers ordinarily look for the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services or a steady stream of new products and services. In addition to common stocks and other equity securities (such as preferred stocks, convertible securities and warrants), the Fund may invest in securities issued in initial public offerings (IPOs), and may

Prospectus	47

AllianzGI International Small-Cap Fund (continued)

utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. Although the Fund does not intend to invest significantly in derivative instruments, it may do so at any time.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first 6 risks):

Market Risk: The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Issuer Risk: The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Equity Securities Risk: Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Non-U.S. Investment Risk: Non-U.S. securities markets and issuers may be more volatile, smaller, less liquid, less transparent and subject to less oversight, particularly in emerging markets.

Emerging Markets Risk: Non-U.S. investment risk may be particularly high to the extent that the Fund invests in emerging market securities. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries.

Smaller Company Risk: Securities issued by smaller companies may be more volatile and present increased liquidity risk relative to securities issued by larger companies.

Credit and Counterparty Risk: An issuer or counterparty may default on obligations.

Currency Risk: The values of non-U.S. securities may fluctuate with currency exchange rates and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.

Derivatives Risk: Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Focused Investment Risk: Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility.

IPO Risk: Securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility.

Leveraging Risk: Instruments and transactions that constitute leverage magnify gains or losses and increase volatility.

Liquidity Risk: The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Management Risk: The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

Turnover Risk: High levels of portfolio turnover increase transaction costs and taxes and may lower investment performance.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of three broad-based market indexes and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. Class P, Administrative Class and Class D performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class shares. For periods prior to the inception date of a share class, performance information shown for such class may be based on the performance of an older class of shares that dates back to the Fund’s inception, as adjusted to reflect certain fees and expenses paid by the newer class. Similarly, for periods prior to a reorganization of the Fund, in which a predecessor fund was merged into the Fund, the

48	Allianz Multi-Strategy Funds

AllianzGI International Small-Cap Fund (continued)

performance information is based on the performance of the predecessor fund, adjusted to reflect certain fees and expenses paid by the particular share class of the Fund. These adjustments generally result in estimated performance results for the newer class that are higher or lower than the actual results of the predecessor class and/or the predecessor fund, as the case may be, due to differing levels of fees and expenses paid. Details regarding the calculation of the Fund’s class-by-class performance, including a discussion of any performance adjustments, are provided under “Additional Performance Information” in the Fund’s prospectus and SAI. Past performance, before and after taxes, is not necessarily predictive of future performance. Prior to July 16, 2012, the Fund was managed by a different sub-adviser pursuant to a different investment strategy and would not necessarily have achieved the performance results shown below under its current investment strategy. Visit us.allianzgi.com for more current performance information.

Calendar Year Total Returns — Institutional Class

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

Highest 04/01/2009–06/30/2009	30.54%

Lowest 07/01/2008–09/30/2008	-27.92%

Average Annual Total Returns (for periods ended 12/31/12)

				Fund Inception
	1 Year	5 Years	10 Years	(12/31/97)

Institutional Class — Before Taxes	21.20%	-0.60%	13.44%	12.72%

Institutional Class — After Taxes on Distributions	20.29%	-1.78%	11.88%	10.91%

Institutional Class — After Taxes on Distributions and Sale of Fund Shares	13.74%	-1.16%	11.46%	10.60%

Class P	21.05%	-0.74%	13.28%	12.62%

Administrative Class	20.66%	-1.02%	12.96%	12.25%

Class D	20.75%	-0.99%	12.98%	12.26%

MSCI World ex-USA Small Cap Index	17.48%	-0.70%	12.04%	7.37%

S&P Developed Ex-US Small Cap Growth Index*	17.35%	-1.78%	11.07%	5.93%

MSCI EAFE Small Cap Index	20.00%	-0.86%	11.93%	7.10%

International Small/Mid Cap Growth Average	21.27%	-0.71%	12.71%	8.54%

* The MSCI World ex-USA Small Cap Index replaced the S&P Developed Ex-US Small Cap Growth Index as the Fund’s primary benchmark as of July 16, 2012 to reflect certain changes to the Fund’s investment strategy. The Fund’s performance will also be compared to a secondary benchmark, the MSCI EAFE Small Cap Index (Europe, Australia, Far East).

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other share classes will vary.

Prospectus	49

AllianzGI International Small-Cap Fund (continued)

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser Allianz Global Investors U.S. LLC (“AllianzGI U.S.”)

Portfolio Managers
Andrew Neville, lead portfolio manager, director and Head of European investment opportunities, has managed the Fund since 2012.

Dennis Lai, senior portfolio manager and Head of Asia-Pacific (ex-Japan) investment opportunities, has managed the Fund since 2012.

Koji Nakatsuka, CFA, CMA, portfolio manager and Head of Japanese investment opportunities, has managed the Fund since 2012.

Bjoern Mehrmann, portfolio manager responsible for European investment opportunities, has managed the Fund since 2012.

Frank Hansen, portfolio manager responsible for European investment opportunities, has managed the Fund since 2012.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s transfer agent by mail (Allianz Institutional Funds, P.O. Box 219968, Kansas City, MO 64121-9968), as further described in the Fund’s prospectus and SAI. To avoid delays in a purchase or redemption, please call 1-800-498-5413 with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Institutional Class, Class P and Administrative Class shares, the minimum initial investment in the Fund is $1 million, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors. For Class D shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50, though financial service firms offering these shares may impose different minimums.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker- Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

50	Allianz Multi-Strategy Funds

AllianzGI Micro Cap Fund

Investment Objective	The Fund seeks maximum long-term capital appreciation.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

						Total Annual
						Fund Operating
		Distribution		Total Annual		Expenses After
	Management	and/or Service	Other	Fund Operating	Expense	Expense
Share Class	Fees	(12b-1) Fees	Expenses	Expenses	Reductions(1)	Reductions(1)

Institutional	1.25%	None	0.59%	1.84%	(0.30)%	1.54%

Class P	1.25	None	0.74	1.99	(0.36)	1.63

(1) Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by the Manager to irrevocably waive its management fee and/or reimburse the Fund through March 31, 2014 to the extent that Total Annual Fund Operating Expenses, excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed 1.54% for Institutional Class shares and 1.63% for Class P shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

Share Class	1 Year	3 Years	5 Years	10 Years

Institutional	$157	$550	$968	$2,134

Class P	166	590	1,039	2,288

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate for the fiscal year ended November 30, 2012 was 62% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies	The Fund seeks to achieve its objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of micro-cap companies. The Fund currently defines micro-cap companies as those with market capitalizations comparable to companies included in the Russell Microcap Growth Index (between $6 million and $1.865 billion as of February 28, 2013). The portfolio managers follow a disciplined, fundamental bottom-up research process focusing on companies undergoing positive fundamental change, with sustainable growth characteristics. The portfolio managers look for what they believe to be the best risk-reward candidates within the investment universe, defined as equities that are expected to appreciate based on accelerating fundamental performance, rising expectations and related multiple expansion. Company-specific research includes industry and competitive analysis, revenue model analysis, profit analysis and balance sheet assessment. Once the portfolio managers believe that positive fundamental change is occurring and will likely lead to accelerating fundamental performance, they seek evidence that performance will be a longer-term sustainable trend. Lastly, the portfolio managers determine if the investment is timely with regard to relative valuation and price strength, exploiting stocks that are under-priced relative to their potential. The Fund may have a high portfolio turnover rate, which may be up to 200% or more. In addition to common stocks and other equity securities (such as preferred stocks and convertible securities), the Fund may invest in securities issued in initial public offerings (IPOs), and may utilize foreign currency exchange contracts, options, stock index futures contracts, warrants and other derivative instruments. Although the Fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time.

Prospectus	51

AllianzGI Micro Cap Fund (continued)

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first 4 risks):

Market Risk: The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Issuer Risk: The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Equity Securities Risk: Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Smaller Company Risk: Securities issued by smaller companies may be more volatile and present increased liquidity risk relative to securities issued by larger companies.

Credit and Counterparty Risk: An issuer or counterparty may default on obligations.

Derivatives Risk: Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Focused Investment Risk: Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility.

IPO Risk: Securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility.

Leveraging Risk: Instruments and transactions that constitute leverage magnify gains or losses and increase volatility.

Liquidity Risk: The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Management Risk: The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

Turnover Risk: High levels of portfolio turnover increase transaction costs and taxes and may lower investment performance.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of a broad-based market index and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. Class P performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class shares. For periods prior to the inception date of a share class, performance information shown for such class may be based on the performance of an older class of shares that dates back to the Fund’s inception, as adjusted to reflect certain fees and expenses paid by the newer class. Similarly, for periods prior to a reorganization of the Fund, in which a predecessor fund was merged into the Fund, the performance information is based on the performance of the predecessor fund, adjusted to reflect certain fees and expenses paid by the particular share class of the Fund. These adjustments generally result in estimated performance results for the newer class that are higher or lower than the actual results of the predecessor class and/or the predecessor fund, as the case may be, due to differing levels of fees and expenses paid. Details regarding the calculation of the Fund’s class-by-class performance, including a discussion of any performance adjustments, are provided under “Additional Performance Information” in the Fund’s prospectus and SAI. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit us.allianzgi.com for more current performance information.

52	Allianz Multi-Strategy Funds

AllianzGI Micro Cap Fund (continued)

Calendar Year Total Returns — Institutional Class

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

Highest 04/01/2003–06/30/2003	35.75%

Lowest 07/01/2011–09/30/2011	-30.51%

Average Annual Total Returns (for periods ended 12/31/12)

				Fund Inception
	1 Year	5 Years	10 Years	(7/12/95)

Institutional Class — Before Taxes	16.18%	1.83%	11.18%	10.77%

Institutional Class — After Taxes on Distributions	14.90%	0.83%	9.84%	8.00%

Institutional Class — After Taxes on Distributions and Sale of Fund Shares	12.11%	1.46%	9.60%	8.13%

Class P	16.02%	1.71%	11.05%	10.65%

Russell Microcap Growth Index	15.17%	1.02%	7.87%	5.03%

Lipper Small-Cap Core Funds Average	14.74%	3.28%	9.42%	9.31%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other share classes will vary.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser Allianz Global Investors U.S. LLC (“AllianzGI U.S.”)

Portfolio Managers
K. Matthew Axline, CFA, portfolio manager and director, has managed the Fund since 2010.

John C. McCraw, portfolio manager and managing director, has managed the Fund since 1995.

Robert S. Marren, portfolio manager and managing director, has managed the Fund since 2007.

Stephen Lyford, portfolio manager and director, has managed the Fund since 2013.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s transfer agent by mail (Allianz Institutional Funds, P.O. Box 219968, Kansas City, MO 64121-9968), as further described in the Fund’s prospectus and SAI. To avoid delays in a purchase or redemption, please call 1-800-498-5413 with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Institutional Class and Class P shares, the minimum initial investment in the Fund is $1 million, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker- Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Prospectus	53

AllianzGI Multi-Asset Real Return Fund

Investment Objective	The Fund seeks long-term capital appreciation emphasizing inflation-adjusted returns.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

							Total Annual
							Fund Operating
		Distribution	Estimated	Acquired Fund	Total Annual		Expenses After
	Management	and/or Service	Other	Fees and	Fund Operating	Expense	Expense
Share Class	Fees	(12b-1) Fees	Expenses(1)	Expenses	Expenses	Reductions(2)	Reductions(2)

Institutional	0.75%	None	6.13%	0.08%	6.96%	(6.28)%	0.68%

Class P	0.75	None	6.23	0.08	7.06	(6.28)	0.78

Class D	0.75	0.25	6.13	0.08	7.21	(6.28)	0.93

(1) Estimated Other Expenses are based on $5 million of invested assets and include organizational and offering expenses for the Fund’s initial fiscal year ending November 30, 2013.

(2) Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by the Manager to waive, through March 31, 2014, its management fee and/or reimburse the Fund to the extent that Total Annual Fund Operating Expenses, including payment of organizational expenses but excluding interest, taxes, extraordinary expenses, acquired fund expenses, and certain credits and other expenses, exceed 0.85% for Class D, 0.70% for Class P and 0.60% for Institutional Class shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expenses limit. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

Share Class	1 Year	3 Years

Institutional	$69	$890

Class P	80	920

Class D	95	964

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies	The Fund’s objective is long-term capital appreciation emphasizing inflation-adjusted returns. In seeking to achieve this objective, the Fund focuses on asset classes that are highly correlated to inflation. The portfolio managers believe that the following selected asset classes can provide attractive returns in inflationary environments.

• Commodities investments can track inflation because commodity prices drive input costs, which in turn influence Consumer Price Index (CPI) changes.

•   Real Estate-related investments, such as securities of real estate-related companies, real estate investment trusts (REITs), real estate operating companies (REOCs) and related instruments and derivatives, can provide a link to inflation (e.g., if property owners are able to raise rents to offset rising input costs.)

•   Global resource equities are linked to inflation because resource-related businesses typically provide productivity-enhancing inputs and generally are able to benefit from rising raw material prices and by including any cost increases associated with inflation to the final costs charged to customers.

•   Treasury Inflation Protected Securities (TIPS) are debt securities with notional amounts that are directly linked to the development of CPI measures. As such, TIPS can be used directly to hedge against inflation.

The portfolio managers believe that they can enhance the Fund’s ability to meet its objective by building a diversified portfolio with multiple asset classes that have different risk and return profiles but are highly

54	Allianz Multi-Strategy Funds

AllianzGI Multi-Asset Real Return Fund (continued)

correlated to inflation. The Fund mainly invests in active or passive mutual funds, exchange traded funds (ETFs), stocks, fixed income securities, and derivatives. The Fund at inception will gain exposure to the desired asset classes partially through acquired funds. As the Fund grows in size, it will seek to achieve economies of scale by investing to an increasing degree directly in individual securities and other instruments. The managers may also allocate a portion of the portfolio to emerging market equities and emerging market fixed income securities, and such allocation would be separate from the Fund’s exposure to the current primary asset classes associated with inflation (i.e., TIPS, real estate-related investments, commodities and global resource equities).

The portfolio managers apply an active asset allocation approach based on their assessments of market cycles, economic cycles, and asset class valuations to enhance the risk and return profile of the Fund. As a consequence of the manager’s asset allocation shifts, the Fund may have a high portfolio turnover rate, which may exceed of 100% per annum.

The Fund may invest using a “fund of funds” structure, which is a term used to describe mutual funds that pursue their investment objective by investing largely or entirely in other funds. The Fund may invest up to 10% of its assets in unaffiliated investment companies. The Fund may invest in issuers of any capitalization and may participate in initial public offerings (IPOs). The Fund may invest significantly in short-term inflation-linked bonds, emerging market equities, and U.S. government bonds. The Fund may also invest in fixed income securities of any duration as well as high yield or junk bonds. In order to gain exposure to desired asset classes or securities, or for hedging or other investment purposes, the Fund may also utilize foreign currency exchange contracts, options, futures contracts (including stock index and other types of futures), warrants and other derivative instruments.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first 3 risks):

Allocation Risk: The Fund’s investment performance depends upon how its assets are allocated and reallocated among particular Underlying Funds and other investments. The Sub-Adviser’s allocation techniques and decisions and/or the Sub-Adviser’s selection of Underlying Funds and other investments may not produce the desired results.

Underlying Fund and Other Acquired Fund Risks: The Fund will be affected by factors, risks and performance specific to the Underlying Funds and Other Acquired Funds.

Management Risk: The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

Commodity Risk: Commodity-linked derivative instruments may increase volatility.

Currency Risk: The values of non-U.S. securities may fluctuate with currency exchange rates and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.

Derivatives Risk: Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Emerging Markets Risk: Non-U.S. investment risk may be particularly high to the extent that the Fund invests in emerging market securities. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries.

Equity Securities Risk: Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Fixed Income Risk: Fixed income (debt) securities are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to changes in interest rates or an issuer’s or counterparty’s deterioration or default.

High Yield Risk: High-yield or junk bonds are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

Index Risk: Investments in index-linked derivatives are subject to the risks associated with the applicable index.

Interest Rate Risk: Fixed income securities may decline in value because of increases in interest rates.

IPO Risk: Securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility.

Prospectus	55

AllianzGI Multi-Asset Real Return Fund (continued)

Issuer Risk: The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Liquidity Risk: The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Market Risk: The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Non-U.S. Investment Risk: Non-U.S. securities markets and issuers may be more volatile, smaller, less liquid, less transparent and subject to less oversight, particularly in emerging markets.

REIT and Real Estate-Related Investment Risk: Adverse changes in the real estate markets may affect the value of REIT investments or real estate-linked derivatives.

Smaller Company Risk: Securities issued by smaller companies may be more volatile and present increased liquidity risk relative to securities issued by larger companies.

Turnover Risk: High levels of portfolio turnover increase transaction costs and taxes and may lower investment performance.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	Performance information for the Fund will be available after the Fund completes a full calendar year of operation.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser Allianz Global Investors U.S. LLC (“AllianzGI U.S.”)

Portfolio Managers
Dr. Michael Stamos, CFA, lead portfolio manager, has managed the Fund since 2012.

Giorgio Carlino, portfolio manager, has managed the Fund since 2012.

Dr. Zijian Yang, portfolio manager, has managed the Fund since 2012.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s transfer agent by mail (Allianz Institutional Funds, P.O. Box 219968, Kansas City, MO 64121-9968), as further described in the Fund’s prospectus and SAI. To avoid delays in a purchase or redemption, please call 1-800-498-5413 with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Institutional Class and Class P shares, the minimum initial investment in the Fund is $1 million, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors. For Class D shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50, though financial service firms offering these shares may impose different minimums.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker- Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

56	Allianz Multi-Strategy Funds

AllianzGI NFJ Emerging Markets Value Fund

Investment Objective	The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

						Total Annual
						Fund Operating
		Distribution	Estimated	Total Annual		Expenses After
	Management	and/or Service	Other	Fund Operating	Expense	Expense
Share Class	Fees	(12b-1) Fees	Expenses(1)	Expenses	Reductions(2)	Reductions(2)

Institutional	1.00%	None	12.11%	13.11%	(11.81)%	1.30%

Class P	1.00	None	12.21	13.21	(11.81)	1.40

Class D	1.00	0.25%	12.11	13.36	(11.81)	1.55

(1) Other Expenses are based upon estimated amounts for the Fund’s initial fiscal year ending November 30, 2013 and include organizational expenses.

(2) Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by the Manager to waive, through March 31, 2014, its management fee and/or reimburse the Fund to the extent that Total Annual Fund Operating Expenses, including payment of organizational expenses but excluding interest, taxes, extraordinary expenses, and certain credits and other expenses, exceed 1.30% for Institutional Class, 1.40% for Class P and 1.55% for Class D shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expenses limit. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

Share Class	1 Year	3 Years

Institutional	$132	$1,892

Class P	143	1,919

Class D	158	1,959

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies	The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of companies that are domiciled in or tied economically to countries with emerging securities markets—that is, countries with securities markets which are, in the opinion of the portfolio managers, less sophisticated than more developed markets in terms of participation by investors, analyst coverage, liquidity and regulation. The Fund may achieve its exposure to non-U.S. equity securities in several ways, including through investing in American Depositary Receipts (ADRs) and other depositary receipts, in addition to direct investments in the securities of non-U.S. issuers. The Fund may also utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments, as well as access products such as participatory notes. Although the Fund does not expect to invest significantly in foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments, it may do so at any time.

In selecting investments for the Fund, the portfolio managers use a value investing style focusing on equity securities of companies whose securities the portfolio managers believe have low valuations, including smaller capitalization securities and real estate investment trusts (REITs). The portfolio managers partition the Fund’s initial selection universe of non-U.S. and U.S. companies for dividend-paying value opportunities across the emerging markets to determine potential holdings for the Fund representing broad diversification by sector, industry, country and issue. The portfolio managers use quantitative factors to screen the Fund’s selection universe, analyzing factors such as price-to-earnings ratios (i.e., share price relative to a company’s earnings), dividend yield, price-to-book ratios (i.e., share price relative to a company’s balance sheet value), price-to-cash-

Prospectus	57

AllianzGI NFJ Emerging Markets Value Fund (continued)

flow ratios (i.e., share price relative to a company’s cash flow). After still further narrowing the universe through a combination of qualitative analysis and fundamental research, the portfolio managers select securities for the Fund.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first 6 risks):

Market Risk: The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Issuer Risk: The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Equity Securities Risk: Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Non-U.S. Investment Risk: Non-U.S. securities markets and issuers may be more volatile, smaller, less liquid, less transparent and subject to less oversight, particularly in emerging markets.

Emerging Markets Risk: Non-U.S. investment risk may be particularly high to the extent that the Fund invests in emerging market securities. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries.

Smaller Company Risk: Securities issued by smaller companies may be more volatile and present increased liquidity risk relative to securities issued by larger companies.

Credit and Counterparty Risk: An issuer or counterparty may default on obligations.

Currency Risk: The values of non-U.S. securities may fluctuate with currency exchange rates and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.

Derivatives Risk: Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Liquidity Risk: The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Management Risk: The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

REIT and Real Estate-Related Investment Risk: Adverse changes in the real estate markets may affect the value of REIT investments or real estate-linked derivatives.

Turnover Risk: High levels of portfolio turnover increase transaction costs and taxes and may lower investment performance.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	Performance information for the Fund will be available after the Fund completes a full calendar year of operation.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser NFJ Investment Group LLC (“NFJ”)

Portfolio Managers
Morley D. Campbell, CFA, lead portfolio manager, analyst and managing director, has managed the Fund since 2012.

L. Baxter Hines, CFA, portfolio manager, analyst and director, has managed the Fund since 2012.

R. Burns McKinney, CFA, portfolio manager, analyst and managing director, has managed the Fund since 2012.

Thomas W. Oliver, CFA, CPA, portfolio manager and managing director, has managed the Fund since 2012.

John R. Mowrey, portfolio manager, investment analyst and vice president, has managed the Fund since 2013.

58	Allianz Multi-Strategy Funds

AllianzGI NFJ Emerging Markets Value Fund (continued)

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s transfer agent by mail (Allianz Institutional Funds, P.O. Box 219968, Kansas City, MO 64121-9968), as further described in the Fund’s prospectus and SAI. To avoid delays in a purchase or redemption, please call 1-800-498-5413 with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Institutional Class and Class P shares, the minimum initial investment in the Fund is $1 million, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors. For Class D shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50, though financial service firms offering these shares may impose different minimums.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker- Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Prospectus	59

AllianzGI NFJ Global Dividend Value Fund

Investment Objective	The Fund seeks long-term growth of capital and income.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

						Total Annual
						Fund Operating
		Distribution		Total Annual		Expenses After
	Management	and/or Service	Other	Fund Operating	Expense	Expense
Share Class	Fees	(12b-1) Fees	Expenses	Expenses	Reductions(1)	Reductions(1)

Institutional	0.80%	None	0.59%	1.39%	(0.44)%	0.95%

Class P	0.80	None	0.70	1.50	(0.46)	1.04

Class D	0.80	0.25%	1.98	3.03	(1.73)	1.30

(1) Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by the Manager to irrevocably waive its management fee and/or reimburse the Fund through March 31, 2014, to the extent that Total Annual Fund Operating Expenses, excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed 0.95% for Institutional Class shares, 1.04% for Class P shares and 1.30% for Class D shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

Share Class	1 Year	3 Years	5 Years	10 Years

Institutional	$97	$397	$719	$1,630

Class P	106	429	775	1,751

Class D	132	773	1,440	3,224

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate for the fiscal year ended November 30, 2012 was 41% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies	The Fund seeks to achieve its objective by normally investing primarily in common stocks of U.S. and non-U.S. companies with market capitalizations in excess of $1 billion. Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks and other equity securities of companies that pay or are expected to pay dividends. The Fund normally invests at least 40% of its total assets in non-U.S. securities (directly or through depositary receipts) and at least 25% of its total assets in U.S. securities, and allocates its investments among securities of issuers located in at least three different countries (which may include the U.S.). The Fund normally invests no more than 30% of its total assets in emerging market securities. The portfolio managers focus on securities of companies that they believe have low valuations and they use quantitative factors to screen the Fund’s initial selection universe. The portfolio managers classify this universe by industry (without regard to geographic concentration) in order to determine potential holdings representing a broad range of industry groups. Within each industry group, the portfolio managers further narrow the universe by analyzing factors such as price-to-earnings ratios (i.e., share price relative to a company’s earnings), dividend yield, price-to-book ratios (i.e., share price relative to a company’s balance sheet value), price-to-cash-flow ratios (i.e., share price relative to a company’s cash flow) and price momentum (i.e., changes in security price relative to changes in overall market prices). After narrowing the universe through a combination of qualitative analysis and fundamental research, the portfolio managers select securities for the Fund. In addition to common stocks and other equity securities (such as preferred stocks, convertible securities and warrants), the Fund may invest in real estate investment trusts (REITs).

60	Allianz Multi-Strategy Funds

AllianzGI NFJ Global Dividend Value Fund (continued)

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first 6 risks):

Market Risk: The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Issuer Risk: The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Equity Securities Risk: Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Non-U.S. Investment Risk: Non-U.S. securities markets and issuers may be more volatile, smaller, less liquid, less transparent and subject to less oversight, particularly in emerging markets.

Emerging Markets Risk: Non-U.S. investment risk may be particularly high to the extent that the Fund invests in emerging market securities. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries.

Smaller Company Risk: Securities issued by smaller companies may be more volatile and present increased liquidity risk relative to securities issued by larger companies.

Credit and Counterparty Risk: An issuer or counterparty may default on obligations.

Currency Risk: The values of non-U.S. securities may fluctuate with currency exchange rates and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.

Focused Investment Risk: Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility.

Leveraging Risk: Instruments and transactions that constitute leverage magnify gains or losses and increase volatility.

Liquidity Risk: The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Management Risk: The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

REIT and Real Estate-Related Investment Risk: Adverse changes in the real estate markets may affect the value of REIT investments or real estate-linked derivatives.

Turnover Risk: High levels of portfolio turnover increase transaction costs and taxes and may lower investment performance.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of a broad-based market index and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. Class P and Class D performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class shares. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit us.allianzgi.com for more current performance information.

Prospectus	61

AllianzGI NFJ Global Dividend Value Fund (continued)

Calendar Year Total Returns — Institutional Class

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

Highest 07/01/2010–09/30/2010	14.21%

Lowest 07/01/2011–09/30/2011	-18.62%

Average Annual Total Returns (for periods ended 12/31/12)

		Fund Inception
	1 Year	(06/26/09)

Institutional Class — Before Taxes	14.41%	11.89%

Institutional Class — After Taxes on Distributions	13.11%	10.10%

Institutional Class — After Taxes on Distributions and Sale of Fund Shares	9.40%	9.25%

Class P	14.22%	11.77%

Class D	13.99%	11.54%

MSCI AC World Index	16.13%	12.12%

Lipper Global Equity Income Funds Average	13.14%	11.68%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other share classes will vary.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser NFJ Investment Group LLC (“NFJ”)

Portfolio Managers
R. Burns McKinney, CFA, lead portfolio manager, analyst and managing director, has managed the Fund since 2009.

Benno J. Fischer, CFA, portfolio manager, managing director, CIO and founding partner, has managed the Fund since 2009.

L. Baxter Hines, CFA, portfolio manager, analyst and director, has managed the Fund since 2010.

John R. Mowrey, portfolio manager, investment analyst and vice president, has managed the Fund since 2013.

Thomas W. Oliver, CFA, CPA, portfolio manager and managing director, has managed the Fund since 2009.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s transfer agent by mail (Allianz Institutional Funds, P.O. Box 219968, Kansas City, MO 64121-9968), as further described in the Fund’s prospectus and SAI. To avoid delays in a purchase or redemption, please call 1-800-498-5413 with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Institutional Class and Class P shares, the minimum initial investment in the Fund is $1 million, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors. For Class D shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50, though financial service firms offering these shares may impose different minimums.

62	Allianz Multi-Strategy Funds

AllianzGI NFJ Global Dividend Value Fund (continued)

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker- Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Prospectus	63

AllianzGI NFJ International Small-Cap Value Fund

Investment Objective	The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

						Total Annual
						Fund Operating
		Distribution		Total Annual		Expenses After
	Management	and/or Service	Other	Fund Operating	Expense	Expense
Share Class	Fees	(12b-1) Fees	Expenses	Expenses	Reductions(1)	Reductions(1)

Institutional	0.95%	None	3.12%	4.07%	(2.87)%	1.20%

Class P	0.95	None	3.17	4.12	(2.82)	1.30

Class D	0.95	0.25%	3.31	4.51	(3.06)	1.45

(1) Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by the Manager to waive its management fee and/or reimburse the Fund through March 31, 2014 to the extent that Total Annual Fund Operating Expenses, including payment of organizational expenses but excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed 1.20% for Institutional Class shares, 1.30% for Class P shares and 1.45% for Class D shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

Share Class	1 Year	3 Years	5 Years	10 Years

Institutional	$122	$975	1,844	4,087

Class P	132	994	1,872	4,133

Class D	148	1,086	2,034	4,444

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate for the period ended November 30, 2012 was 19%. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies	The Fund seeks to achieve its objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks and other equity securities (such as preferred stocks, convertible securities and warrants) with smaller market capitalizations. The Fund currently considers smaller market capitalization companies to be companies with market capitalization of between $500 million and $5 billion. Under normal circumstances, the Fund expects to invest at least 65% of its net assets in non-U.S. equity securities. The Fund may invest up to 20% of its assets in emerging market securities. The Fund may also achieve its exposure to non-U.S. equity securities through investing in American Depositary Receipts (ADRs).

The portfolio managers seek stocks that are attractively priced, based on their industry relative P/E multiples and dividend yields. The portfolio managers use a value investing style focusing on companies whose securities the portfolio managers believe are undervalued. The portfolio managers partition the Fund’s selection universe by industry and then identify what they believe to be undervalued securities in each industry to determine potential holdings for the Fund representing a broad range of industry groups. The portfolio managers use quantitative factors to screen the Fund’s initial selection universe, analyzing factors such as price momentum (i.e., changes in security price relative to changes in overall market prices), earnings estimate revisions (i.e., changes in analysts’ earnings-per-share estimates) and fundamental changes. After narrowing the universe through a combination of qualitative analysis and fundamental research, the portfolio managers select securities for the Fund. In addition to common stocks and other equity securities, the Fund may invest in securities issued in initial public offerings (IPOs).

64	Allianz Multi-Strategy Funds

AllianzGI NFJ International Small-Cap Value Fund (continued)

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first 9 risks):

Market Risk: The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Issuer Risk: The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Equity Securities Risk: Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Non-U.S. Investment Risk: Non-U.S. securities markets and issuers may be more volatile, smaller, less liquid, less transparent and subject to less oversight, particularly in emerging markets.

Credit and Counterparty Risk: An issuer or counterparty may default on obligations.

Currency Risk: The values of non-U.S. securities may fluctuate with currency exchange rates and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.

Emerging Markets Risk: Non-U.S. investment risk may be particularly high to the extent that the Fund invests in emerging market securities. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries.

Smaller Company Risk: Securities issued by smaller companies may be more volatile and present increased liquidity risk relative to securities issued by larger companies.

Liquidity Risk: The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Derivatives Risk: Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Focused Investment Risk: Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility.

IPO Risk: Securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility.

Management Risk: The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

Turnover Risk: High levels of portfolio turnover increase transaction costs and taxes and may lower investment performance.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	Performance information for the Fund will be available after the Fund completes a full calendar year of operation.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser NFJ Investment Group LLC (“NFJ”)

Portfolio Managers
L. Baxter Hines, CFA, lead portfolio manager, analyst and director, has managed the Fund since 2012.

Benno J. Fischer, CFA, portfolio manager, managing director, CIO and founding partner, has managed the Fund since 2012.

Paul A. Magnuson, portfolio manager and managing director, has managed the Fund since 2012.

John R. Mowrey, portfolio manager, investment analyst and vice president, has managed the Fund since 2013.

Morley D. Campbell, CFA, portfolio manager, analyst and managing director, has managed the Fund since 2012.

Prospectus	65

AllianzGI NFJ International Small-Cap Value Fund (continued)

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s transfer agent by mail (Allianz Institutional Funds, P.O. Box 219968, Kansas City, MO 64121-9968), as further described in the Fund’s prospectus and SAI. To avoid delays in a purchase or redemption, please call 1-800-498-5413 with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Institutional Class and Class P shares, the minimum initial investment in the Fund is $1 million, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors. For Class D shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50, though financial service firms offering these shares may impose different minimums.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker- Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

66	Allianz Multi-Strategy Funds

AllianzGI NFJ International Value II Fund

Investment Objective	The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

						Total Annual
						Fund Operating
		Distribution		Total Annual		Expenses After
	Management	and/or Service	Other	Fund Operating	Expense	Expense
Share Class	Fees	(12b-1) Fees	Expenses	Expenses	Reductions(1)	Reductions(1)

Institutional	0.80%	None	4.15%	4.95%	(4.00)%	0.95%

Class P	0.80	None	4.09	4.89	(3.84)	1.05

Class D	0.80	0.25%	4.09	5.14	(3.94)	1.20

(1) Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by the Manager to waive its management fee and/or reimburse the Fund through March 31, 2014 to the extent that Total Annual Fund Operating Expenses, excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed 0.95% for Institutional Class shares, 1.05% for Class P shares and 1.20% for Class D shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

Share Class	1 Year	3 Years	5 Years	10 Years

Institutional	$97	$1,128	$2,159	4,743

Class P	107	1,125	2,145	4,705

Class D	122	1,188	2,250	4,894

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate for the period ended November 30, 2012 was 22%. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies	The Fund seeks to achieve its objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks and other equity securities of non U.S. companies with market capitalizations greater than $1 billion. The Fund normally invests significantly in securities that the portfolio managers expect will generate income (for example, by paying dividends). The Fund may invest up to 20% of its assets in emerging market securities. The Fund may also achieve its exposure to non-U.S. equity securities through investing in American Depositary Receipts (ADRs). The Fund normally will allocate its investments among securities of issuers located in at least three different countries (which may include the United States).

The portfolio managers use a value investing style focusing on companies whose securities the portfolio managers believe are undervalued. The portfolio managers use quantitative factors to screen the Fund’s initial selection universe. To further narrow the universe, the portfolio managers analyze factors such as price momentum (i.e., changes in security price relative to changes in overall market prices), earnings estimate revisions (i.e., changes in analysts’ earnings-per-share estimates) and fundamental changes. The portfolio managers also identify what they believe to be undervalued securities in each industry to determine potential holdings for the Fund representing a broad range of industry groups. After narrowing the universe through a combination of qualitative analysis and fundamental research, the portfolio managers select securities for the Fund.

In addition to common stocks and other equity securities (such as preferred stocks, convertible securities and warrants), the Fund may invest in securities issued in initial public offerings (IPOs).

Prospectus	67

AllianzGI NFJ International Value II Fund (continued)

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first 6 risks):

Market Risk: The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Issuer Risk: The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Equity Securities Risk: Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Non-U.S. Investment Risk: Non-U.S. securities markets and issuers may be more volatile, smaller, less liquid, less transparent and subject to less oversight, particularly in emerging markets.

Emerging Markets Risk: Non-U.S. investment risk may be particularly high to the extent that the Fund invests in emerging market securities. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries.

Smaller Company Risk: Securities issued by smaller companies may be more volatile and present increased liquidity risk relative to securities issued by larger companies.

Credit and Counterparty Risk: An issuer or counterparty may default on obligations.

Currency Risk: The values of non-U.S. securities may fluctuate with currency exchange rates and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.

Focused Investment Risk: Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility.

Liquidity Risk: The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Management Risk: The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

Turnover Risk: High levels of portfolio turnover increase transaction costs and taxes and may lower investment performance.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of a broad-based market index and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. Class P and Class D performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class shares. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit us.allianzgi.com for more current performance information.

68	Allianz Multi-Strategy Funds

AllianzGI NFJ International Value II Fund (continued)

Calendar Year Total Returns — Institutional Class

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

Highest 01/01/2012–03/31/2012	10.56%

Lowest 04/01/2012–06/30/2012	-6.02%

Average Annual Total Returns (for periods ended 12/31/12)

		Fund Inception
	1 Year	(12/1/11)

Institutional Class — Before Taxes	17.08%	14.05%

Institutional Class — After Taxes on Distributions	15.72%	12.82%

Institutional Class — After Taxes on Distributions and Sale of Fund Shares	11.04%	11.20%

Class P	16.97%	13.95%

Class D	16.65%	13.66%

MSCI EAFE Index	17.32%	14.53%

Lipper International Multi-Cap Value Average	17.54%	13.53%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other share classes will vary.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser NFJ Investment Group LLC (“NFJ”)

Portfolio Managers
L. Baxter Hines, CFA, lead portfolio manager, analyst and director, has managed the Fund since 2011.

Benno J. Fischer, CFA, portfolio manager, managing director, CIO and founding partner, has managed the Fund since 2011.

Paul A. Magnuson, portfolio manager and managing director, has managed the Fund since 2011.

R. Burns McKinney, CFA, portfolio manager, analyst and managing director, has managed the Fund since 2011.

John R. Mowrey, portfolio manager, investment analyst and vice president, has managed the Fund since 2013.

Thomas W. Oliver, CFA, CPA, portfolio manager and managing director, has managed the Fund since 2011.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s transfer agent by mail (Allianz Institutional Funds, P.O. Box 219968, Kansas City, MO 64121-9968), as further described in the Fund’s prospectus and SAI. To avoid delays in a purchase or redemption, please call 1-800-498-5413 with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Institutional Class and Class P shares, the minimum initial investment in the Fund is $1 million, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors. For Class D shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50, though financial service firms offering these shares may impose different minimums.

Prospectus	69

AllianzGI NFJ International Value II Fund (continued)

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker- Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

70	Allianz Multi-Strategy Funds

AllianzGI Redwood Fund

Investment Objective	The Fund seeks long-term capital appreciation with a high degree of downside protection and reduced volatility relative to the broad U.S. equity market.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

						Total Annual
						Fund Operating
		Distribution		Total Annual		Expenses After
	Management	and/or Service	Other	Fund Operating	Expense	Expense
Share Class	Fees	(12b-1) Fees	Expenses	Expenses	Reductions(1)	Reductions(1)

Institutional	1.00%	None	2.30%	3.30%	(1.90)%	1.40%

Class P	1.00	None	2.48	3.48	(1.98)	1.50

Class D	1.00	0.25%	8.94	10.19	(8.44)	1.75

(1) Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by the Manager to irrevocably waive its management fee and/or reimburse the Fund through March 31, 2014 to the extent that Total Annual Fund Operating Expenses, excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed 1.40% for Institutional Class shares, 1.50% for Class P shares and 1.75% for Class D shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

Share Class	1 Year	3 Years	5 Years	10 Years

Institutional	$143	$838	$1,557	$3,465

Class P	153	884	1,638	3,625

Class D	178	2,174	3,969	7,701

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate for the fiscal year ended November 30, 2012 was 88% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies	The Fund seeks to achieve its objective under normal circumstances by primarily investing in in-the-money (ITM) buy-writes on U.S. equities and writing out-of-the-money put options on U.S. equities. Buy-writes represent the combination of a long equity position and the sale of a call option against that equity position. In analyzing specific buy-writes for possible investment, the portfolio managers ordinarily look for protection down to a fundamentally derived estimate of “intrinsic value,” as described below; attractive potential return relative to risk; and an appropriate correlation between the time to expiration and the estimate of intrinsic value. Based on fundamental research, the portfolio managers estimate the potential downside volatility (the “intrinsic value” level) of each equity security under consideration for the Fund’s buy-write portfolio. The strike price of the call options is usually set at or below the estimated intrinsic value level of the securities against which they are sold and the time to expiration of the options that the Fund sells varies. The Fund may also write (sell) in-the-money call options on equity indexes and/or exchange traded funds and may write call options on individual securities that it does not hold in its portfolio (i.e., “naked” call options). With respect to any long equity position held by the Fund, the Fund may write call options on a greater or lesser number of shares than it holds. To the extent that call options are written on greater than 100% of the position, this would represent naked call option exposure. However, with respect to any naked call option exposure, the fund will segregate liquid assets in an amount equal to its daily exposure under the contract or enter into offsetting positions. When writing out-of-the-money put options, the Fund typically sets the strike price at or below the estimated intrinsic value level of the securities on which the options are written. The fund typically uses out-of-the-money put options to achieve similar goals as the buy-writes in which it invests. The issuers of equity securities purchased by the Fund will

Prospectus	71

AllianzGI Redwood Fund (continued)

primarily have market capitalizations in excess of $2 billion. The Fund may invest in companies located within or outside the United States (including companies organized or headquartered in emerging market countries). The Fund is not limited in the percentage of assets it may invest in any one country, region or geographic area. The Fund may invest in initial public offerings (IPOs) and in exchange-traded funds. In addition to common stocks and other equity securities (such as preferred stocks, convertible securities and warrants) and equity-related instruments, the Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first 4 risks):

Market Risk: The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Issuer Risk: The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Equity Securities Risk: Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Derivatives Risk: Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Credit and Counterparty Risk: An issuer or counterparty may default on obligations.

Currency Risk: The values of non-U.S. securities may fluctuate with currency exchange rates and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.

Emerging Markets Risk: Non-U.S. investment risk may be particularly high to the extent that the Fund invests in emerging market securities. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries.

Focused Investment Risk: Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility.

Interest Rate Risk: Fixed income securities may decline in value because of increases in interest rates.

IPO Risk: Securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility.

Leveraging Risk: Instruments and transactions that constitute leverage magnify gains or losses and increase volatility.

Liquidity Risk: The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Management Risk: The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

Non-U.S. Investment Risk: Non-U.S. securities markets and issuers may be more volatile, smaller, less liquid, less transparent and subject to less oversight, particularly in emerging markets.

Smaller Company Risk: Securities issued by smaller companies may be more volatile and present increased liquidity risk relative to securities issued by larger companies.

Turnover Risk: High levels of portfolio turnover increase transaction costs and taxes and may lower investment performance.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of two broad-based market indexes and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. Class P and Class D

72	Allianz Multi-Strategy Funds

AllianzGI Redwood Fund (continued)

performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class shares. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit us.allianzgi.com for more current performance information.

Calendar Year Total Returns — Institutional Class

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

Highest 10/01/2011–12/31/2011	8.09%

Lowest 07/01/2011–09/30/2011	-12.18%

Average Annual Total Returns (for periods ended 12/31/12)

		Fund Inception
	1 Year	(12/27/10)

Institutional Class — Before Taxes	5.80%	1.36%

Institutional Class — After Taxes on Distributions	5.57%	1.26%

Institutional Class — After Taxes on Distributions and Sale of Fund Shares	3.77%	1.10%

Class P	5.75%	1.27%

Class D	5.44%	1.02%

BofA Merrill Lynch 3-Month US Treasury Bill	0.11%	0.11%

S&P 500 Index	16.00%	8.80%

Lipper Equity Market Neutral Funds Average	1.24%	1.07%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other share classes will vary.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser Allianz Global Investors U.S. LLC (“AllianzGI U.S.”)

Portfolio Managers
Todd G. Hawthorne, portfolio manager and director, has managed the Fund since 2010.

Raphael L. Edelman, portfolio manager, director and CIO US Large Cap Core Growth Equities, has managed the Fund since 2010.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s transfer agent by mail (Allianz Institutional Funds, P.O. Box 219968, Kansas City, MO 64121-9968), as further described in the Fund’s prospectus and SAI. To avoid delays in a purchase or redemption, please call 1-800-498-5413 with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Institutional Class and Class P shares, the minimum initial investment in the Fund is $1 million, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors. For Class D shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50, though financial service firms offering these shares may impose different minimums.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Prospectus	73

AllianzGI Redwood Fund (continued)

Payments to Broker- Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

74	Allianz Multi-Strategy Funds

AllianzGI Retirement 2015 Fund

Investment Objective	The Fund seeks capital growth and preservation consistent with its asset allocation as 2015 approaches, and thereafter current income and, secondarily, capital appreciation.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

							Total Annual
		Distribution					Fund Operating
		Fee and/or		Acquired Fund	Total Annual		Expenses After
	Advisory	Service	Other	Fees and	Fund Operating	Expense	Expense
Share Class	Fees(1)	(12b-1) Fees	Expenses(1)	Expenses	Expenses(2)	Reductions(3)	Reductions(3)

Class R6	0.05%	None	0.05%	0.56%	0.66%	(0.09)%	0.57%

Class P	0.05	None	0.15	0.56	0.76	(0.09)	0.67

Administrative	0.05	0.25%	0.15	0.56	1.01	(0.09)	0.92

Class D	0.05	0.25	0.30	0.56	1.16	(0.09)	1.07

(1) Other Expenses represent administrative fees paid by the Fund to Allianz Global Investors Fund Management LLC (“AGIFM”) pursuant to an Administration Agreement between AGIFM and the Trust.

(2) Total Annual Fund Operating Expenses do not match the Ratio of Expenses to Average Net Assets of the Fund as set forth in the Financial Highlights table of the Fund’s prospectus, in part, because the Ratio of Expenses to Average Net Assets in the prospectus reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(3) The Manager has contractually agreed, until March 31, 2014, to irrevocably waive its advisory and administrative fees and reimburse any additional Other Expenses or Acquired Fund Fees and Expenses, to the extent that Total Annual Fund Operating Expenses After Expense Reductions, excluding, interest, taxes, and extraordinary expenses, exceed 0.57% for Class R6, 0.67% for Class P, 0.92% for Administrative Class and 1.07% for Class D shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

Share Class	1 Year	3 Years	5 Years	10 Years

Class R6	$58	$202	$359	$814

Class P	68	234	414	934

Administrative	94	313	549	1,228

Class D	109	360	630	1,401

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate for the fiscal year ended November 30, 2012 was 70% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies	The Fund seeks to achieve its objective by normally investing primarily in certain affiliated mutual funds and exchange-traded funds (ETFs) sponsored by Allianz and Pacific Investment Management Company LLC (“PIMCO”) (the “Underlying Funds”). The Fund may invest without limit in Underlying Funds and may invest significantly in one or a small number of the Underlying Funds. Underlying Funds in turn invest in or have exposure to (i) return-generating assets, such as U.S. and global equities, commodities, real estate, mortgage securities, high yield securities, corporate bonds, emerging market bonds, public securities of infrastructure companies and private equity companies, and alternative investment strategies such as long-short and market neutral strategies and/or (ii) defensive assets, such as Treasury Inflation-Protected Securities (“TIPS”), short-term U.S. and non-U.S. bonds and investment grade U.S. and non-U.S. sovereign bonds, corporate bonds, asset-backed securities and mortgage securities. The Fund may also invest in ETFs and mutual funds and pooled vehicles other than the Underlying Funds (together, “Other Acquired Funds”). The Fund does not currently intend to invest more than 10% of its assets in Other Acquired Funds that are not advised by the Manager or its affiliates. The Fund may also invest significantly in other securities and instruments as a complement or adjustment to its

Prospectus	75

AllianzGI Retirement 2015 Fund (continued)

exposure to Underlying Funds and Other Acquired Funds. The Sub-Adviser normally seeks to maintain significant economic exposure to a number of countries outside the U.S., and the Fund may have exposure to companies in a broad range of market capitalizations and geographic and industry distributions, as well as to fixed income and convertible instruments with a broad range of credit quality ratings and durations. The Fund may also utilize derivative instruments, such as options, forwards or futures contracts and swap agreements. The Fund uses an actively-managed strategy and modifies asset allocations over time with the intent of progressively reducing anticipated risk and volatility as the target date of 2015 approaches and becoming increasingly conservative over time. The chart below illustrates the Sub-Adviser’s schedule of target allocations between defensive and return-generating assets as of the date of this Prospectus, according to the number of years remaining to the target retirement date. Upon reaching this target date, the Fund’s objective and strategy will change to closely resemble that of the AllianzGI Retirement Income Fund, which the Fund is expected to merge into approximately three years after its target date, provided that the Fund’s Board of Trustees determines the transaction is in the best interest of shareholders. The Retirement Income Fund is intended for investors who have already retired or begun withdrawing portions of their investments, or are seeking a conservative allocation fund, and its objective is to seek current income and, secondarily, after-inflation capital appreciation. More information about the Fund’s asset allocation and portfolio construction strategy, the Retirement Income Fund and the Underlying Funds is available in the Fund’s prospectus.

Sub-Adviser’s Glidepath

The table below illustrates the Sub-Adviser’s allocations among different asset classes within the defensive and return-gathering categories, as reflected in the Fund’s portfolio as of February 28, 2013. The asset allocation is computed by assigning each underlying investment to the most representative asset class(es).

Fund Asset Allocation as of February 28, 2013

		Percent of the
Asset Group	Asset Class	Portfolio Invested

Defensive	Short-Duration Bonds & Cash	3.8%
	U.S. Core Fixed Income	20.0%
	Non-US Core Bonds	6.9%
	Inflation-Protected Bonds	33.1%

Return-Generating	US Large Cap Equity	6.0%
	US Small Cap Equity	3.2%
	Developed Non-US Large Cap Equity	6.0%
	Developed Non-US Small/Mid Cap Equity	1.0%
	Emerging Market Equity	1.0%
	Global Fixed-Income	11.9%
	Commodity-Related Futures & Equities	4.9%
	Global Real Estate	2.2%

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first 5 risks):

Allocation Risk: The Fund’s investment performance depends upon how its assets are allocated and reallocated among particular Underlying Funds and other investments. The Sub-Adviser’s allocation techniques and decisions

76	Allianz Multi-Strategy Funds

AllianzGI Retirement 2015 Fund (continued)

and/or the Sub-Adviser’s selection of Underlying Funds and other investments may not produce the desired results.

Underlying Fund and Other Acquired Fund Risks: The Fund will be affected by factors, risks and performance specific to the Underlying Funds and Other Acquired Funds.

Market Risk: The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Issuer Risk: The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Equity Securities Risk: Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Commodity Risk: Commodity-linked derivative instruments may increase volatility.

Convertible Securities Risk: Convertible securities are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

Credit and Counterparty Risk: An issuer or counterparty may default on obligations.

Currency Risk: The values of non-U.S. securities may fluctuate with currency exchange rates and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.

Derivatives Risk: Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Emerging Markets Risk: Non-U.S. investment risk may be particularly high to the extent that the Fund invests in emerging market securities. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries.

Fixed Income Risk: Fixed income (debt) securities are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to changes in interest rates or an issuer’s or counterparty’s deterioration or default.

Focused Investment Risk: Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility.

High Yield Risk: High-yield or junk bonds are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

Index Risk: Investments in index-linked derivatives are subject to the risks associated with the applicable index.

Interest Rate Risk: Fixed income securities may decline in value because of increases in interest rates.

IPO Risk: Securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility.

Leveraging Risk: Instruments and transactions that constitute leverage magnify gains or losses and increase volatility.

Liquidity Risk: The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Management Risk: The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

Mortgage-Related and Other Asset-Backed Risk: Investing in mortgage- and asset-backed securities involves interest rate, credit, valuation, extension and liquidity risks and the risk that payments on the underlying assets are delayed, prepaid, subordinated or defaulted on.

Non-U.S. Investment Risk: Non-U.S. securities markets and issuers may be more volatile, smaller, less liquid, less transparent and subject to less oversight, particularly in emerging markets.

REIT and Real Estate-Related Investment Risk: Adverse changes in the real estate markets may affect the value of REIT investments or real estate-linked derivatives.

Short Selling Risk: Short selling enhances leveraging risk and involves counterparty risk and the risk of unlimited loss.

Prospectus	77

AllianzGI Retirement 2015 Fund (continued)

Smaller Company Risk: Securities issued by smaller companies may be more volatile and present increased liquidity risk relative to securities issued by larger companies.

Variable Distribution Risk: Periodic distributions by investments of variable or floating interest rates vary with fluctuations in market interest rates.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of a broad-based market index and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Class R6 shares. Class P, Administrative Class and Class D performance would be lower than Class R6 performance because of the lower expenses paid by Class R6 shares. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit us.allianzgi.com for more current performance information.

Calendar Year Total Returns — Class R6

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

Highest 07/01/2009–09/30/2009	9.06%

Lowest 07/01/2011–09/30/2011	-6.61%

Average Annual Total Returns (for periods ended 12/31/12)

		Fund Inception
	1 Year	(12/29/08)

Class R6 — Before Taxes	10.43%	11.57%

Class R6 — After Taxes on Distributions	9.30%	9.88%

Class R6 — After Taxes on Distributions and Sale of Fund Shares	6.78%	9.06%

Class P	10.34%	11.48%

Administrative	10.07%	11.27%

Class D	9.95%	11.18%

Dow Jones Real Return 2015 Index	8.86%	10.77%

Lipper Mixed-Asset Target 2015 Funds Average	10.57%	11.24%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class R6 shares only. After-tax returns for other share classes will vary.

78	Allianz Multi-Strategy Funds

AllianzGI Retirement 2015 Fund (continued)

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser Allianz Global Investors U.S. LLC (“AllianzGI U.S.”)

Portfolio Managers
Paul Pietranico, CFA, senior portfolio manager and director, has managed the Fund since 2008.

James Macey, CFA, portfolio manager and vice president, has managed the Fund since 2011.

Stephen Sexauer, senior portfolio manager, managing director and CIO Multi Asset US, has managed the Fund since 2008.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s transfer agent by mail (Allianz Institutional Funds, P.O. Box 219968, Kansas City, MO 64121-9968), as further described in the Fund’s prospectus and SAI. To avoid delays in a purchase or redemption, please call 1-800-498-5413 with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Class P and Administrative Class shares, the minimum initial investment in the Fund is $1 million, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors. For Class D shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50, though financial service firms offering these shares may impose different minimums. For Class R6 shares, there is no minimum initial investment for specified benefit plans and other eligible investors.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker- Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Prospectus	79

AllianzGI Retirement 2020 Fund

Investment Objective	The Fund seeks capital growth and preservation consistent with its asset allocation as 2020 approaches, and thereafter current income and, secondarily, capital appreciation.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

							Total Annual
		Distribution					Fund Operating
		Fee and/or		Acquired Fund	Total Annual		Expenses After
	Advisory	Service	Other	Fees and	Fund Operating	Expense	Expense
Share Class	Fees(1)	(12b-1) Fees	Expenses(1)	Expenses	Expenses(2)	Reductions(3)	Reductions(3)

Class R6	0.05%	None	0.05%	0.60%	0.70%	(0.11)%	0.59%

Class P	0.05	None	0.15	0.60	0.80	(0.11)	0.69

Administrative	0.05	0.25%	0.15	0.60	1.05	(0.11)	0.94

Class D	0.05	0.25	0.30	0.60	1.20	(0.11)	1.09

(1) Other Expenses represent administrative fees paid by the Fund to Allianz Global Investors Fund Management LLC (“AGIFM”) pursuant to an Administration Agreement between AGIFM and the Trust.

(2) Total Annual Fund Operating Expenses do not match the Ratio of Expenses to Average Net Assets of the Fund as set forth in the Financial Highlights table of the Fund’s prospectus, in part, because the Ratio of Expenses to Average Net Assets in the prospectus reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(3) The Manager has contractually agreed, until March 31, 2014, to irrevocably waive its advisory and administrative fees and reimburse any additional Other Expenses or Acquired Fund Fees and Expenses, to the extent that Total Annual Fund Operating Expenses After Expense Reductions, excluding, interest, taxes, and extraordinary expenses, exceed 0.59% for Class R6, 0.69% for Class P, 0.94% for Administrative Class and 1.09% for Class D shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

Share Class	1 Year	3 Years	5 Years	10 Years

Class R6	$60	$213	$379	$860

Class P	70	244	433	980

Administrative	96	323	569	1,273

Class D	111	370	649	1,445

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate for the fiscal year ended November 30, 2012 was 55% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies	The Fund seeks to achieve its objective by normally investing primarily in certain affiliated mutual funds and exchange-traded funds (ETFs) sponsored by Allianz and Pacific Investment Management Company LLC (“PIMCO”) (the “Underlying Funds”). The Fund may invest without limit in Underlying Funds and may invest significantly in one or a small number of the Underlying Funds. Underlying Funds in turn invest in or have exposure to (i) return-generating assets, such as U.S. and global equities, commodities, real estate, mortgage securities, high yield securities, corporate bonds, emerging market bonds, public securities of infrastructure companies and private equity companies, and alternative investment strategies such as long-short and market neutral strategies and/or (ii) defensive assets, such as Treasury Inflation-Protected Securities (“TIPS”), short-term U.S. and non-U.S. bonds and investment grade U.S. and non-U.S. sovereign bonds, corporate bonds, asset-backed securities and mortgage securities. The Fund may also invest in ETFs and mutual funds and pooled vehicles other than the Underlying Funds (together, “Other Acquired Funds”). The Fund does not currently intend to invest more than 10% of its assets in Other Acquired Funds that are not advised by the Manager or its affiliates. The Fund may also invest significantly in other securities and instruments as a complement or adjustment to its

80	Allianz Multi-Strategy Funds

AllianzGI Retirement 2020 Fund (continued)

exposure to Underlying Funds and Other Acquired Funds. The Sub-Adviser normally seeks to maintain significant economic exposure to a number of countries outside the U.S., and the Fund may have exposure to companies in a broad range of market capitalizations and geographic and industry distributions, as well as to fixed income and convertible instruments with a broad range of credit quality ratings and durations. The Fund may also utilize derivative instruments, such as options, forwards or futures contracts and swap agreements. The Fund uses an actively-managed strategy and modifies asset allocations over time with the intent of progressively reducing anticipated risk and volatility as the target date of 2020 approaches and becoming increasingly conservative over time. The chart below illustrates the Sub-Adviser’s schedule of target allocations between defensive and return-generating assets as of the date of this Prospectus, according to the number of years remaining to the target retirement date. Upon reaching this target date, the Fund’s objective and strategy will change to closely resemble that of the AllianzGI Retirement Income Fund, which the Fund is expected to merge into approximately three years after its target date, provided that the Fund’s Board of Trustees determines the transaction is in the best interest of shareholders. The Retirement Income Fund is intended for investors who have already retired or begun withdrawing portions of their investments, or are seeking a conservative allocation fund, and its objective is to seek current income and, secondarily, after-inflation capital appreciation. More information about the Fund’s asset allocation and portfolio construction strategy, the Retirement Income Fund and the Underlying Funds is available in the Fund’s prospectus.

Sub-Adviser’s Glidepath

The table below illustrates the Sub-Adviser’s allocations among different asset classes within the defensive and return-gathering categories, as reflected in the Fund’s portfolio as of February 28, 2013. The asset allocation is computed by assigning each underlying investment to the most representative asset class(es).

Fund Asset Allocation as of February 28, 2013

		Percent of the
Asset Group	Asset Class	Portfolio Invested

Defensive	Short-Duration Bonds & Cash	3.7%
	U.S. Core Fixed Income	19.0%
	Non-US Core Bonds	5.5%
	Inflation-Protected Bonds	30.0%

Return-Generating	US Large Cap Equity	6.7%
	US Small Cap Equity	4.1%
	Developed Non-US Large Cap Equity	6.8%
	Developed Non-US Small/Mid Cap Equity	1.0%
	Emerging Market Equity	1.5%
	Global Fixed-Income	12.5%
	Commodity-Related Futures & Equities	5.9%
	Global Real Estate	3.2%

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first 5 risks):

Allocation Risk: The Fund’s investment performance depends upon how its assets are allocated and reallocated among particular Underlying Funds and other investments. The Sub-Adviser’s allocation techniques and decisions

Prospectus	81

AllianzGI Retirement 2020 Fund (continued)

and/or the Sub-Adviser’s selection of Underlying Funds and other investments may not produce the desired results.

Underlying Fund and Other Acquired Fund Risks: The Fund will be affected by factors, risks and performance specific to the Underlying Funds and Other Acquired Funds.

Market Risk: The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Issuer Risk: The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Equity Securities Risk: Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Commodity Risk: Commodity-linked derivative instruments may increase volatility.

Convertible Securities Risk: Convertible securities are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

Credit and Counterparty Risk: An issuer or counterparty may default on obligations.

Currency Risk: The values of non-U.S. securities may fluctuate with currency exchange rates and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.

Derivatives Risk: Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Emerging Markets Risk: Non-U.S. investment risk may be particularly high to the extent that the Fund invests in emerging market securities. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries.

Fixed Income Risk: Fixed income (debt) securities are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to changes in interest rates or an issuer’s or counterparty’s deterioration or default.

Focused Investment Risk: Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility.

High Yield Risk: High-yield or junk bonds are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

Index Risk: Investments in index-linked derivatives are subject to the risks associated with the applicable index.

Interest Rate Risk: Fixed income securities may decline in value because of increases in interest rates.

IPO Risk: Securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility.

Leveraging Risk: Instruments and transactions that constitute leverage magnify gains or losses and increase volatility.

Liquidity Risk: The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Management Risk: The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

Mortgage-Related and Other Asset-Backed Risk: Investing in mortgage- and asset-backed securities involves interest rate, credit, valuation, extension and liquidity risks and the risk that payments on the underlying assets are delayed, prepaid, subordinated or defaulted on.

Non-U.S. Investment Risk: Non-U.S. securities markets and issuers may be more volatile, smaller, less liquid, less transparent and subject to less oversight, particularly in emerging markets.

REIT and Real Estate-Related Investment Risk: Adverse changes in the real estate markets may affect the value of REIT investments or real estate-linked derivatives.

Short Selling Risk: Short selling enhances leveraging risk and involves counterparty risk and the risk of unlimited loss.

82	Allianz Multi-Strategy Funds

AllianzGI Retirement 2020 Fund (continued)

Smaller Company Risk: Securities issued by smaller companies may be more volatile and present increased liquidity risk relative to securities issued by larger companies.

Variable Distribution Risk: Periodic distributions by investments of variable or floating interest rates vary with fluctuations in market interest rates.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of a broad-based market index and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Class R6 shares. Class P, Administrative Class and Class D performance would be lower than Class R6 performance because of the lower expenses paid by Class R6 shares. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit us.allianzgi.com for more current performance information.

Calendar Year Total Returns — Class R6

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

Highest 07/01/2009–09/30/2009	10.09%

Lowest 07/01/2011–09/30/2011	-7.94%

Average Annual Total Returns (for periods ended 12/31/12)

		Fund Inception
	1 Year	(12/29/08)

Class R6 — Before Taxes	10.96%	11.84%

Class R6 — After Taxes on Distributions	9.93%	10.05%

Class R6 — After Taxes on Distributions and Sale of Fund Shares	7.17%	9.30%

Class P	10.88%	11.74%

Administrative	10.58%	11.53%

Class D	10.42%	11.44%

Dow Jones Real Return 2020 Index	9.12%	11.09%

Lipper Mixed-Asset Target 2020 Funds Average	11.55%	11.95%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class R6 shares only. After-tax returns for other share classes will vary.

Prospectus	83

AllianzGI Retirement 2020 Fund (continued)

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser Allianz Global Investors U.S. LLC (“AllianzGI U.S.”)

Portfolio Managers
Paul Pietranico, CFA, senior portfolio manager and director, has managed the Fund since 2008.

James Macey, CFA, portfolio manager and vice president, has managed the Fund since 2011.

Stephen Sexauer, senior portfolio manager, managing director and CIO Multi Asset US, has managed the Fund since 2008.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s transfer agent by mail (Allianz Institutional Funds, P.O. Box 219968, Kansas City, MO 64121-9968), as further described in the Fund’s prospectus and SAI. To avoid delays in a purchase or redemption, please call 1-800-498-5413 with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Class P and Administrative Class shares, the minimum initial investment in the Fund is $1 million, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors. For Class D shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50, though financial service firms offering these shares may impose different minimums. For Class R6 shares, there is no minimum initial investment for specified benefit plans and other eligible investors.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker- Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

84	Allianz Multi-Strategy Funds

AllianzGI Retirement 2025 Fund

Investment Objective	The Fund seeks capital growth and preservation consistent with its asset allocation as 2025 approaches, and thereafter current income and, secondarily, capital appreciation.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

							Total Annual
							Fund Operating
		Distribution		Acquired Fund	Total Annual		Expenses After
	Advisory	and/or Service	Other	Fees and	Fund Operating	Expense	Expense
Share Class	Fees(1)	(12b-1) Fees	Expenses(1)	Expenses	Expenses(2)	Reductions(3)	Reductions(3)

Class R6	0.05%	None	0.05%	0.62%	0.72%	(0.11)%	0.61%

Class P	0.05	None	0.15	0.62	0.82	(0.11)	0.71

Administrative	0.05	0.25%	0.15	0.62	1.07	(0.11)	0.96

(1) Other Expenses represent administrative fees paid by the Fund to Allianz Global Investors Fund Management LLC (“AGIFM”) pursuant to an Administration Agreement between AGIFM and the Trust.

(2) Total Annual Fund Operating Expenses do not match the Ratio of Expenses to Average Net Assets of the Fund as set forth in the Financial Highlights table of the Fund’s prospectus, in part, because the Ratio of Expenses to Average Net Assets in the prospectus reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(3) The Manager has contractually agreed, until March 31, 2014, to irrevocably waive its advisory and administrative fees and reimburse any additional Other Expenses or Acquired Fund Fees and Expenses, to the extent that Total Annual Fund Operating Expenses After Expense Reductions, excluding, interest, taxes, and extraordinary expenses, exceed 0.61% for Class R6, 0.71% for Class P and 0.96% for Administrative Class. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

Share Class	1 Year	3 Years	5 Years	10 Years

Class R6	$62	$219	$390	$884

Class P	73	251	444	1,003

Administrative	98	329	579	1,296

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate for the period ended November 30, 2012 was less than 55%. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies	The Fund seeks to achieve its objective by normally investing primarily in certain affiliated mutual funds and exchange-traded funds (ETFs) sponsored by Allianz and Pacific Investment Management Company LLC (“PIMCO”) (the “Underlying Funds”). The Fund may invest without limit in Underlying Funds and may invest significantly in one or a small number of the Underlying Funds. Underlying Funds in turn invest in or have exposure to (i) return-generating assets, such as U.S. and global equities, commodities, real estate, mortgage securities, high yield securities, corporate bonds, emerging market bonds, public securities of infrastructure companies and private equity companies, and alternative investment strategies such as long-short and market neutral strategies and/or (ii) defensive assets, such as Treasury Inflation-Protected Securities (“TIPS”), short-term U.S. and non-U.S. bonds and investment grade U.S. and non-U.S. sovereign bonds, corporate bonds, asset-backed securities and mortgage securities. The Fund may also invest in ETFs and mutual funds and pooled vehicles other than the Underlying Funds (together, “Other Acquired Funds”). The Fund does not currently intend to invest more than 10% of its assets in Other Acquired Funds that are not advised by the Manager or its affiliates. The Fund may also invest significantly in other securities and instruments as a complement or adjustment to its exposure to Underlying Funds and Other Acquired Funds. The Sub-Adviser normally seeks to maintain significant economic exposure to a number of countries outside the U.S., and the Fund may have exposure to companies in a broad range of market capitalizations and geographic and industry distributions, as well as to

Prospectus	85

AllianzGI Retirement 2025 Fund (continued)

fixed income and convertible instruments with a broad range of credit quality ratings and durations. The Fund may also utilize derivative instruments, such as options, forwards or futures contracts and swap agreements. The Fund uses an actively-managed strategy and modifies asset allocations over time with the intent of progressively reducing anticipated risk and volatility as the target date of 2025 approaches and becoming increasingly conservative over time. The chart below illustrates the Sub-Adviser’s schedule of target allocations between defensive and return-generating assets as of the date of this Prospectus, according to the number of years remaining to the target retirement date. Upon reaching this target date, the Fund’s objective and strategy will change to closely resemble that of the AllianzGI Retirement Income Fund, which the Fund is expected to merge into approximately three years after its target date, provided that the Fund’s Board of Trustees determines the transaction is in the best interest of shareholders. The Retirement Income Fund is intended for investors who have already retired or begun withdrawing portions of their investments, or are seeking a conservative allocation fund, and its objective is to seek current income and, secondarily, after-inflation capital appreciation. More information about the Fund’s asset allocation and portfolio construction strategy, the Retirement Income Fund and the Underlying Funds is available in the Fund’s prospectus.

Sub-Adviser’s Glidepath

The table below illustrates the Sub-Adviser’s allocations among different asset classes within the defensive and return-gathering categories, as reflected in the Fund’s portfolio as of February 28, 2013. The asset allocation is computed by assigning each underlying investment to the most representative asset class(es).

Fund Asset Allocation as of February 28, 2013

		Percent of the
Asset Group	Asset Class	Portfolio Invested

Defensive	Short-Duration Bonds & Cash	3.3%
	U.S. Core Fixed Income	17.0%
	Non-US Core Bonds	5.0%
	Inflation-Protected Bonds	27.1%

Return-Generating	US Large Cap Equity	8.2%
	US Small Cap Equity	4.4%
	Developed Non-US Large Cap Equity	8.4%
	Developed Non-US Small/Mid Cap Equity	1.2%
	Emerging Market Equity	2.0%
	Global Fixed-Income	12.4%
	Commodity-Related Futures & Equities	7.1%
	Global Real Estate	3.7%

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first 5 risks):

Allocation Risk: The Fund’s investment performance depends upon how its assets are allocated and reallocated among particular Underlying Funds and other investments. The Sub-Adviser’s allocation techniques and decisions and/or the Sub-Adviser’s selection of Underlying Funds and other investments may not produce the desired results.

86	Allianz Multi-Strategy Funds

AllianzGI Retirement 2025 Fund (continued)

Underlying Fund and Other Acquired Fund Risks: The Fund will be affected by factors, risks and performance specific to the Underlying Funds and Other Acquired Funds.

Market Risk: The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Issuer Risk: The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Equity Securities Risk: Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Commodity Risk: Commodity-linked derivative instruments may increase volatility.

Convertible Securities Risk: Convertible securities are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

Credit and Counterparty Risk: An issuer or counterparty may default on obligations.

Currency Risk: The values of non-U.S. securities may fluctuate with currency exchange rates and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.

Derivatives Risk: Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Emerging Markets Risk: Non-U.S. investment risk may be particularly high to the extent that the Fund invests in emerging market securities. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries.

Fixed Income Risk: Fixed income (debt) securities are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to changes in interest rates or an issuer’s or counterparty’s deterioration or default.

Focused Investment Risk: Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility.

High Yield Risk: High-yield or junk bonds are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

Index Risk: Investments in index-linked derivatives are subject to the risks associated with the applicable index.

Interest Rate Risk: Fixed income securities may decline in value because of increases in interest rates.

IPO Risk: Securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility.

Leveraging Risk: Instruments and transactions that constitute leverage magnify gains or losses and increase volatility.

Liquidity Risk: The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Management Risk: The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

Mortgage-Related and Other Asset-Backed Risk: Investing in mortgage- and asset-backed securities involves interest rate, credit, valuation, extension and liquidity risks and the risk that payments on the underlying assets are delayed, prepaid, subordinated or defaulted on.

Non-U.S. Investment Risk: Non-U.S. securities markets and issuers may be more volatile, smaller, less liquid, less transparent and subject to less oversight, particularly in emerging markets.

REIT and Real Estate-Related Investment Risk: Adverse changes in the real estate markets may affect the value of REIT investments or real estate-linked derivatives.

Short Selling Risk: Short selling enhances leveraging risk and involves counterparty risk and the risk of unlimited loss.

Smaller Company Risk: Securities issued by smaller companies may be more volatile and present increased liquidity risk relative to securities issued by larger companies.

Prospectus	87

AllianzGI Retirement 2025 Fund (continued)

Variable Distribution Risk: Periodic distributions by investments of variable or floating interest rates vary with fluctuations in market interest rates.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of a broad-based market index and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Class R6 shares. Class P and Administrative Class performance would be lower than Class R6 performance because of the lower expenses paid by Class R6 shares. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit us.allianzgi.com for more current performance information.

Calendar Year Total Returns — Class R6

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

Highest 01/01/2012–03/31/2012	5.24%

Lowest 04/01/2012–06/30/2012	-0.25%

Average Annual Total Returns (for periods ended 12/31/12)

		Fund Inception
	1 Year	(12/19/11)

Class R6 — Before Taxes	11.22%	12.39%

Class R6 — After Taxes on Distributions	10.20%	11.03%

Class R6 — After Taxes on Distributions and Sale of Fund Shares	7.29%	9.74%

Class P	11.13%	12.29%

Administrative	10.80%	11.97%

Dow Jones Real Return 2025 Index	9.58%	10.55%

Lipper Mixed-Asset Target 2025 Funds Average	13.01%	13.01%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class R6 shares only. After-tax returns for other share classes will vary.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser Allianz Global Investors U.S. LLC (“AllianzGI U.S.”)

Portfolio Managers
Paul Pietranico, CFA, senior portfolio manager and director, has managed the Fund since 2011.

James Macey, CFA, portfolio manager and vice president, has managed the Fund since 2011.

Stephen Sexauer, senior portfolio manager, managing director and CIO Multi Asset US, has managed the Fund since 2011.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s transfer agent by mail (Allianz Institutional Funds, P.O. Box 219968, Kansas City, MO 64121-9968), as further described in the Fund’s prospectus and SAI. To

88	Allianz Multi-Strategy Funds

AllianzGI Retirement 2025 Fund (continued)

avoid delays in a purchase or redemption, please call 1-800-498-5413 with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Class P and Administrative Class shares, the minimum initial investment in the Fund is $1 million, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors. For Class R6 shares, there is no minimum initial investment for specified benefit plans and other eligible investors.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker- Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Prospectus	89

AllianzGI Retirement 2030 Fund

Investment Objective	The Fund seeks capital growth and preservation consistent with its asset allocation as 2030 approaches, and thereafter current income and, secondarily, capital appreciation.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

							Total Annual
		Distribution					Fund Operating
		Fee and/or		Acquired Fund	Total Annual		Expenses After
	Advisory	Service	Other	Fees and	Fund Operating	Expense	Expense
Share Class	Fees(1)	(12b-1) Fees	Expenses(1)	Expenses	Expenses(2)	Reductions(3)	Reductions(3)

Class R6	0.05%	None	0.05%	0.72%	0.82%	(0.19)%	0.63%

Class P	0.05	None	0.15	0.72	0.92	(0.19)	0.73

Administrative	0.05	0.25%	0.15	0.72	1.17	(0.19)	0.98

Class D	0.05	0.25	0.30	0.72	1.32	(0.19)	1.13

(1) Other Expenses represent administrative fees paid by the Fund to Allianz Global Investors Fund Management LLC (“AGIFM”) pursuant to an Administration Agreement between AGIFM and the Trust.

(2) Total Annual Fund Operating Expenses do not match the Ratio of Expenses to Average Net Assets of the Fund as set forth in the Financial Highlights table of the Fund’s prospectus, in part, because the Ratio of Expenses to Average Net Assets in the prospectus reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(3) The Manager has contractually agreed, until March 31, 2014, to irrevocably waive its advisory and administrative fees and reimburse any additional Other Expenses or Acquired Fund Fees and Expenses, to the extent that Total Annual Fund Operating Expenses After Expense Reductions, excluding, interest, taxes, and extraordinary expenses, exceed 0.63% for Class R6, 0.73% for Class P, 0.98% for Administrative Class and 1.13% for Class D shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

Share Class	1 Year	3 Years	5 Years	10 Years

Class R6	$64	$243	$436	$996

Class P	75	274	491	1,114

Administrative	100	353	625	1,403

Class D	115	400	705	1,574

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate for the fiscal year ended November 30, 2012 was 47% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies	The Fund seeks to achieve its objective by normally investing primarily in certain affiliated mutual funds and exchange-traded funds (ETFs) sponsored by Allianz and Pacific Investment Management Company LLC (“PIMCO”) (the “Underlying Funds”). The Fund may invest without limit in Underlying Funds and may invest significantly in one or a small number of the Underlying Funds. Underlying Funds in turn invest in or have exposure to (i) return-generating assets, such as U.S. and global equities, commodities, real estate, mortgage securities, high yield securities, corporate bonds, emerging market bonds, public securities of infrastructure companies and private equity companies, and alternative investment strategies such as long-short and market neutral strategies and/or (ii) defensive assets, such as Treasury Inflation-Protected Securities (“TIPS”), short-term U.S. and non-U.S. bonds and investment grade U.S. and non-U.S. sovereign bonds, corporate bonds, asset-backed securities and mortgage securities. The Fund may also invest in ETFs and mutual funds and pooled vehicles other than the Underlying Funds (together, “Other Acquired Funds”). The Fund does not currently intend to invest more than 10% of its assets in Other Acquired Funds that are not advised by the Manager or its affiliates. The Fund may also invest significantly in other securities and instruments as a complement or adjustment to its

90	Allianz Multi-Strategy Funds

AllianzGI Retirement 2030 Fund (continued)

exposure to Underlying Funds and Other Acquired Funds. The Sub-Adviser normally seeks to maintain significant economic exposure to a number of countries outside the U.S., and the Fund may have exposure to companies in a broad range of market capitalizations and geographic and industry distributions, as well as to fixed income and convertible instruments with a broad range of credit quality ratings and durations. The Fund may also utilize derivative instruments, such as options, forwards or futures contracts and swap agreements. The Fund uses an actively-managed strategy and modifies asset allocations over time with the intent of progressively reducing anticipated risk and volatility as the target date of 2030 approaches and becoming increasingly conservative over time. The chart below illustrates the Sub-Adviser’s schedule of target allocations between defensive and return-generating assets as of the date of this Prospectus, according to the number of years remaining to the target retirement date. Upon reaching this target date, the Fund’s objective and strategy will change to closely resemble that of the AllianzGI Retirement Income Fund, which the Fund is expected to merge into approximately three years after its target date, provided that the Fund’s Board of Trustees determines the transaction is in the best interest of shareholders. The Retirement Income Fund is intended for investors who have already retired or begun withdrawing portions of their investments, or are seeking a conservative allocation fund, and its objective is to seek current income and, secondarily, after-inflation capital appreciation. More information about the Fund’s asset allocation and portfolio construction strategy, the Retirement Income Fund and the Underlying Funds is available in the Fund’s prospectus.

Sub-Adviser’s Glidepath

The table below illustrates the Sub-Adviser’s allocations among different asset classes within the defensive and return-gathering categories, as reflected in the Fund’s portfolio as of February 28, 2013. The asset allocation is computed by assigning each underlying investment to the most representative asset class(es).

Fund Asset Allocation as of February 28, 2013

		Percent of the
Asset Group	Asset Class	Portfolio Invested

Defensive	Short-Duration Bonds & Cash	2.6%
	U.S. Core Fixed Income	14.1%
	Non-US Core Bonds	4.5%
	Inflation-Protected Bonds	18.2%

Return-Generating	US Large Cap Equity	10.5%
	US Small Cap Equity	5.4%
	Developed Non-US Large Cap Equity	13.1%
	Developed Non-US Small/Mid Cap Equity	2.0%
	Emerging Market Equity	3.0%
	Global Fixed-Income	13.5%
	Commodity-Related Futures & Equities	8.4%
	Global Real Estate	4.7%

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first 5 risks):

Allocation Risk: The Fund’s investment performance depends upon how its assets are allocated and reallocated among particular Underlying Funds and other investments. The Sub-Adviser’s allocation techniques and decisions

Prospectus	91

AllianzGI Retirement 2030 Fund (continued)

and/or the Sub-Adviser’s selection of Underlying Funds and other investments may not produce the desired results.

Underlying Fund and Other Acquired Fund Risks: The Fund will be affected by factors, risks and performance specific to the Underlying Funds and Other Acquired Funds.

Market Risk: The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Issuer Risk: The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Equity Securities Risk: Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Commodity Risk: Commodity-linked derivative instruments may increase volatility.

Convertible Securities Risk: Convertible securities are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

Credit and Counterparty Risk: An issuer or counterparty may default on obligations.

Currency Risk: The values of non-U.S. securities may fluctuate with currency exchange rates and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.

Derivatives Risk: Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Emerging Markets Risk: Non-U.S. investment risk may be particularly high to the extent that the Fund invests in emerging market securities. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries.

Fixed Income Risk: Fixed income (debt) securities are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to changes in interest rates or an issuer’s or counterparty’s deterioration or default.

Focused Investment Risk: Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility.

High Yield Risk: High-yield or junk bonds are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

Index Risk: Investments in index-linked derivatives are subject to the risks associated with the applicable index.

Interest Rate Risk: Fixed income securities may decline in value because of increases in interest rates.

IPO Risk: Securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility.

Leveraging Risk: Instruments and transactions that constitute leverage magnify gains or losses and increase volatility.

Liquidity Risk: The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Management Risk: The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

Mortgage-Related and Other Asset-Backed Risk: Investing in mortgage- and asset-backed securities involves interest rate, credit, valuation, extension and liquidity risks and the risk that payments on the underlying assets are delayed, prepaid, subordinated or defaulted on.

Non-U.S. Investment Risk: Non-U.S. securities markets and issuers may be more volatile, smaller, less liquid, less transparent and subject to less oversight, particularly in emerging markets.

REIT and Real Estate-Related Investment Risk: Adverse changes in the real estate markets may affect the value of REIT investments or real estate-linked derivatives.

Short Selling Risk: Short selling enhances leveraging risk and involves counterparty risk and the risk of unlimited loss.

92	Allianz Multi-Strategy Funds

AllianzGI Retirement 2030 Fund (continued)

Smaller Company Risk: Securities issued by smaller companies may be more volatile and present increased liquidity risk relative to securities issued by larger companies.

Variable Distribution Risk: Periodic distributions by investments of variable or floating interest rates vary with fluctuations in market interest rates.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of a broad-based market index and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Class R6 shares. Class P, Administrative Class and Class D performance would be lower than Class R6 performance because of the lower expenses paid by Class R6 shares. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit us.allianzgi.com for more current performance information.

Calendar Year Total Returns — Class R6

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

Highest 04/01/2009–06/30/2009	14.44%

Lowest 07/01/2011–09/30/2011	-11.71%

Average Annual Total Returns (for periods ended 12/31/12)

		Fund Inception
	1 Year	(12/29/08)

Class R6 — Before Taxes	12.04%	13.40%

Class R6 — After Taxes on Distributions	10.86%	11.53%

Class R6 — After Taxes on Distributions and Sale of Fund Shares	7.93%	10.67%

Class P	11.99%	13.31%

Administrative	11.62%	13.08%

Class D	11.54%	12.97%

Dow Jones Real Return 2030 Index	10.27%	12.26%

Lipper Mixed-Asset Target 2030 Funds Average	13.60%	13.07%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class R6 shares only. After-tax returns for other share classes will vary.

Prospectus	93

AllianzGI Retirement 2030 Fund (continued)

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser Allianz Global Investors U.S. LLC (“AllianzGI U.S.”)

Portfolio Managers
Paul Pietranico, CFA, senior portfolio manager and director, has managed the Fund since 2008.

James Macey, CFA, portfolio manager and vice president, has managed the Fund since 2011.

Stephen Sexauer, senior portfolio manager, managing director and CIO Multi Asset US, has managed the Fund since 2008.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s transfer agent by mail (Allianz Institutional Funds, P.O. Box 219968, Kansas City, MO 64121-9968), as further described in the Fund’s prospectus and SAI. To avoid delays in a purchase or redemption, please call 1-800-498-5413 with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Class P and Administrative Class shares, the minimum initial investment in the Fund is $1 million, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors. For Class D shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50, though financial service firms offering these shares may impose different minimums.For Class R6 shares, there is no minimum initial investment for specified benefit plans and other eligible investors.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker- Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

94	Allianz Multi-Strategy Funds

AllianzGI Retirement 2035 Fund

Investment Objective	The Fund seeks capital growth and preservation consistent with its asset allocation as 2035 approaches, and thereafter current income and, secondarily, capital appreciation.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

							Total Annual
							Fund Operating
		Distribution		Acquired Fund	Total Annual		Expenses After
	Advisory	and/or Service	Other	Fees and	Fund Operating	Expense	Expense
Share Class	Fees(1)	(12b-1) Fees	Expenses(1)	Expenses	Expenses(2)	Reductions(3)	Reductions(3)

Class R6	0.05%	None	0.05%	0.74%	0.84%	(0.18)%	0.66%

Class P	0.05	None	0.15	0.74	0.94	(0.18)	0.76

Administrative	0.05	0.25%	0.15	0.74	1.19	(0.18)	1.01

(1) Other Expenses represent administrative fees paid by the Fund to Allianz Global Investors Fund Management LLC (“AGIFM”) pursuant to an Administration Agreement between AGIFM and the Trust.

(2) Total Annual Fund Operating Expenses do not match the Ratio of Expenses to Average Net Assets of the Fund as set forth in the Financial Highlights table of the Fund’s prospectus, in part, because the Ratio of Expenses to Average Net Assets in the prospectus reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(3) The Manager has contractually agreed, until March 31, 2014, to irrevocably waive its advisory and administrative fees and reimburse any additional Other Expenses or Acquired Fund Fees and Expenses, to the extent that Total Annual Fund Operating Expenses After Expense Reductions, excluding, interest, taxes, and extraordinary expenses, exceed 0.66% for Class R6, 0.76% for Class P and 1.01% for Administrative Class. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

Share Class	1 Year	3 Years	5 Years	10 Years

Class R6	$67	$250	$448	$1,020

Class P	78	282	503	1,138

Administrative	103	360	637	1,427

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate for the period ended November 30, 2012 was 38%. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies	The Fund seeks to achieve its objective by normally investing primarily in certain affiliated mutual funds and exchange-traded funds (ETFs) sponsored by Allianz and Pacific Investment Management Company LLC (“PIMCO”) (the “Underlying Funds”). The Fund may invest without limit in Underlying Funds and may invest significantly in one or a small number of the Underlying Funds. Underlying Funds in turn invest in or have exposure to (i) return-generating assets, such as U.S. and global equities, commodities, real estate, mortgage securities, high yield securities, corporate bonds, emerging market bonds, public securities of infrastructure companies and private equity companies, and alternative investment strategies such as long-short and market neutral strategies and/or (ii) defensive assets, such as Treasury Inflation-Protected Securities (“TIPS”), short-term U.S. and non-U.S. bonds and investment grade U.S. and non-U.S. sovereign bonds, corporate bonds, asset-backed securities and mortgage securities. The Fund may also invest in ETFs and mutual funds and pooled vehicles other than the Underlying Funds (together, “Other Acquired Funds”). The Fund does not currently intend to invest more than 10% of its assets in Other Acquired Funds that are not advised by the Manager or its affiliates. The Fund may also invest significantly in other securities and instruments as a complement or adjustment to its exposure to Underlying Funds and Other Acquired Funds. The Sub-Adviser normally seeks to maintain significant economic exposure to a number of countries outside the U.S., and the Fund may have exposure to companies in a broad range of market capitalizations and geographic and industry distributions, as well as to

Prospectus	95

AllianzGI Retirement 2035 Fund (continued)

fixed income and convertible instruments with a broad range of credit quality ratings and durations. The Fund may also utilize derivative instruments, such as options, forwards or futures contracts and swap agreements. The Fund uses an actively-managed strategy and modifies asset allocations over time with the intent of progressively reducing anticipated risk and volatility as the target date of 2035 approaches and becoming increasingly conservative over time. The chart below illustrates the Sub-Adviser’s schedule of target allocations between defensive and return-generating assets as of the date of this Prospectus, according to the number of years remaining to the target retirement date. Upon reaching this target date, the Fund’s objective and strategy will change to closely resemble that of the AllianzGI Retirement Income Fund, which the Fund is expected to merge into approximately three years after its target date, provided that the Fund’s Board of Trustees determines the transaction is in the best interest of shareholders. The Retirement Income Fund is intended for investors who have already retired or begun withdrawing portions of their investments, or are seeking a conservative allocation fund, and its objective is to seek current income and, secondarily, after-inflation capital appreciation. More information about the Fund’s asset allocation and portfolio construction strategy, the Retirement Income Fund and the Underlying Funds is available in the Fund’s prospectus.

Sub-Adviser’s Glidepath

The table below illustrates the Sub-Adviser’s allocations among different asset classes within the defensive and return-gathering categories, as reflected in the Fund’s portfolio as of February 28, 2013. The asset allocation is computed by assigning each underlying investment to the most representative asset class(es).

Fund Asset Allocation as of February 28, 2013

		Percent of the
Asset Group	Asset Class	Portfolio Invested

Defensive	Short-Duration Bonds & Cash	1.7%
	U.S. Core Fixed Income	12.5%
	Non-US Core Bonds	4.0%
	Inflation-Protected Bonds	10.1%

Return-Generating	US Large Cap Equity	13.0%
	US Small Cap Equity	6.9%
	Developed Non-US Large Cap Equity	15.2%
	Developed Non-US Small/Mid Cap Equity	2.8%
	Emerging Market Equity	3.5%
	Global Fixed-Income	14.2%
	Commodity-Related Futures & Equities	9.6%
	Global Real Estate	6.3%

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first 5 risks):

Allocation Risk: The Fund’s investment performance depends upon how its assets are allocated and reallocated among particular Underlying Funds and other investments. The Sub-Adviser’s allocation techniques and decisions and/or the Sub-Adviser’s selection of Underlying Funds and other investments may not produce the desired results.

96	Allianz Multi-Strategy Funds

AllianzGI Retirement 2035 Fund (continued)

Underlying Fund and Other Acquired Fund Risks: The Fund will be affected by factors, risks and performance specific to the Underlying Funds and Other Acquired Funds.

Market Risk: The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Issuer Risk: The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Equity Securities Risk: Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Commodity Risk: Commodity-linked derivative instruments may increase volatility.

Convertible Securities Risk: Convertible securities are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

Credit and Counterparty Risk: An issuer or counterparty may default on obligations.

Currency Risk: The values of non-U.S. securities may fluctuate with currency exchange rates and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.

Derivatives Risk: Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Emerging Markets Risk: Non-U.S. investment risk may be particularly high to the extent that the Fund invests in emerging market securities. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries.

Fixed Income Risk: Fixed income (debt) securities are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to changes in interest rates or an issuer’s or counterparty’s deterioration or default.

Focused Investment Risk: Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility.

High Yield Risk: High-yield or junk bonds are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

Index Risk: Investments in index-linked derivatives are subject to the risks associated with the applicable index.

Interest Rate Risk: Fixed income securities may decline in value because of increases in interest rates.

IPO Risk: Securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility.

Leveraging Risk: Instruments and transactions that constitute leverage magnify gains or losses and increase volatility.

Liquidity Risk: The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Management Risk: The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

Mortgage-Related and Other Asset-Backed Risk: Investing in mortgage- and asset-backed securities involves interest rate, credit, valuation, extension and liquidity risks and the risk that payments on the underlying assets are delayed, prepaid, subordinated or defaulted on.

Non-U.S. Investment Risk: Non-U.S. securities markets and issuers may be more volatile, smaller, less liquid, less transparent and subject to less oversight, particularly in emerging markets.

REIT and Real Estate-Related Investment Risk: Adverse changes in the real estate markets may affect the value of REIT investments or real estate-linked derivatives.

Short Selling Risk: Short selling enhances leveraging risk and involves counterparty risk and the risk of unlimited loss.

Smaller Company Risk: Securities issued by smaller companies may be more volatile and present increased liquidity risk relative to securities issued by larger companies.

Prospectus	97

AllianzGI Retirement 2035 Fund (continued)

Variable Distribution Risk: Periodic distributions by investments of variable or floating interest rates vary with fluctuations in market interest rates.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of a broad-based market index and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Class R6 shares. Class P and Administrative Class performance would be lower than Class R6 performance because of the lower expenses paid by Class R6 shares. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit us.allianzgi.com for more current performance information.

Calendar Year Total Returns — Class R6

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

Highest 01/01/2012–03/31/2012	7.50%

Lowest 04/01/2012–06/30/2012	-1.96%

Average Annual Total Returns (for periods ended 12/31/12)

		Fund Inception
	1 Year	(12/19/11)

Class R6 — Before Taxes	13.00%	15.30%

Class R6 — After Taxes on Distributions	11.90%	13.77%

Class R6 — After Taxes on Distributions and Sale of Fund Shares	8.45%	12.12%

Class P	12.93%	15.23%

Administrative	12.59%	14.88%

Dow Jones Real Return 2035 Index	11.12%	13.17%

Lipper Mixed-Asset Target 2035 Funds Average	14.60%	14.60%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class R6 shares only. After-tax returns for other share classes will vary.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser Allianz Global Investors U.S. LLC (“AllianzGI U.S.”)

Portfolio Managers
Paul Pietranico, CFA, senior portfolio manager and director, has managed the Fund since 2011.

James Macey, CFA, portfolio manager and vice president, has managed the Fund since 2011.

Stephen Sexauer, senior portfolio manager, managing director and CIO Multi Asset US, has managed the Fund since 2011.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s transfer agent by mail (Allianz Institutional Funds, P.O. Box 219968, Kansas City, MO 64121-9968), as further described in the Fund’s prospectus and SAI. To

98	Allianz Multi-Strategy Funds

AllianzGI Retirement 2035 Fund (continued)

avoid delays in a purchase or redemption, please call 1-800-498-5413 with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Class P and Administrative Class shares, the minimum initial investment in the Fund is $1 million, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors. For Class R6 shares, there is no minimum initial investment for specified benefit plans and other eligible investors.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker- Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Prospectus	99

AllianzGI Retirement 2040 Fund

Investment Objective	The Fund seeks capital growth and preservation consistent with its asset allocation as 2040 approaches, and thereafter current income and, secondarily, capital appreciation.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

							Total Annual
		Distribution					Fund Operating
		Fee and/or		Acquired Fund	Total Annual		Expenses After
	Advisory	Service	Other	Fees and	Fund Operating	Expense	Expense
Share Class	Fees(1)	(12b-1) Fees	Expenses(1)	Expenses	Expenses(2)	Reductions(3)	Reductions(3)

Class R6	0.05%	None	0.05%	0.79%	0.89%	(0.20)%	0.69%

Class P	0.05	None	0.15	0.79	0.99	(0.20)	0.79

Administrative	0.05	0.25%	0.15	0.79	1.24	(0.20)	1.04

Class D	0.05	0.25	0.30	0.79	1.39	(0.20)	1.19

(1) Other Expenses represent administrative fees paid by the Fund to Allianz Global Investors Fund Management LLC (“AGIFM”) pursuant to an Administration Agreement between AGIFM and the Trust.

(2) Total Annual Fund Operating Expenses do not match the Ratio of Expenses to Average Net Assets of the Fund as set forth in the Financial Highlights table of the Fund’s prospectus, in part, because the Ratio of Expenses to Average Net Assets in the prospectus reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(3) The Manager has contractually agreed, until March 31, 2014, to irrevocably waive its advisory and administrative fees and reimburse any additional Other Expenses or Acquired Fund Fees and Expenses, to the extent that Total Annual Fund Operating Expenses After Expense Reductions, excluding, interest, taxes, and extraordinary expenses, exceed 0.69% for Class R6, 0.79% for Class P, 1.04% for Administrative Class and 1.19% for Class D shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

Share Class	1 Year	3 Years	5 Years	10 Years

Class R6	$70	$264	$473	$1,078

Class P	81	295	528	1,195

Administrative	106	374	662	1,482

Class D	119	418	740	1,650

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate for the fiscal year ended November 30, 2012 was 45% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies	The Fund seeks to achieve its objective by normally investing primarily in certain affiliated mutual funds and exchange-traded funds (ETFs) sponsored by Allianz and Pacific Investment Management Company LLC (“PIMCO”) (the “Underlying Funds”). The Fund may invest without limit in Underlying Funds and may invest significantly in one or a small number of the Underlying Funds. Underlying Funds in turn invest in or have exposure to (i) return-generating assets, such as U.S. and global equities, commodities, real estate, mortgage securities, high yield securities, corporate bonds, emerging market bonds, public securities of infrastructure companies and private equity companies, and alternative investment strategies such as long-short and market neutral strategies and/or (ii) defensive assets, such as Treasury Inflation-Protected Securities (“TIPS”), short-term U.S. and non-U.S. bonds and investment grade U.S. and non-U.S. sovereign bonds, corporate bonds, asset-backed securities and mortgage securities. The Fund may also invest in ETFs and mutual funds and pooled vehicles other than the Underlying Funds (together, “Other Acquired Funds”). The Fund does not currently intend to invest more than 10% of its assets in Other Acquired Funds that are not advised by the Manager or its affiliates. The Fund may also invest significantly in other securities and instruments as a complement or adjustment to its

100	Allianz Multi-Strategy Funds

AllianzGI Retirement 2040 Fund (continued)

exposure to Underlying Funds and Other Acquired Funds. The Sub-Adviser normally seeks to maintain significant economic exposure to a number of countries outside the U.S., and the Fund may have exposure to companies in a broad range of market capitalizations and geographic and industry distributions, as well as to fixed income and convertible instruments with a broad range of credit quality ratings and durations. The Fund may also utilize derivative instruments, such as options, forwards or futures contracts and swap agreements. The Fund uses an actively-managed strategy and modifies asset allocations over time with the intent of progressively reducing anticipated risk and volatility as the target date of 2040 approaches, and becoming increasingly conservative over time. The chart below illustrates the Sub-Adviser’s schedule of target allocations between defensive and return-generating assets as of the date of this Prospectus, according to the number of years remaining to the target retirement date. Upon reaching this target date, the Fund’s objective and strategy will change to closely resemble that of the AllianzGI Retirement Income Fund, which the Fund is expected to merge into approximately three years after its target date, provided that the Fund’s Board of Trustees determines the transaction is in the best interest of shareholders. The Retirement Income Fund is intended for investors who have already retired or begun withdrawing portions of their investments, or are seeking a conservative allocation fund, and its objective is to seek current income and, secondarily, after-inflation capital appreciation. More information about the Fund’s asset allocation and portfolio construction strategy, the Retirement Income Fund and the Underlying Funds is available in the Fund’s prospectus.

Sub-Adviser’s Glidepath

The table below illustrates the Sub-Adviser’s allocations among different asset classes within the defensive and return-gathering categories, as reflected in the Fund’s portfolio as of February 28, 2013. The asset allocation is computed by assigning each underlying investment to the most representative asset class(es).

Fund Asset Allocation as of February 28, 2013

		Percent of the
Asset Group	Asset Class	Portfolio Invested

Defensive	Short-Duration Bonds & Cash	0.7%
	U.S. Core Fixed Income	11.0%
	Non-US Core Bonds	3.7%
	Inflation-Protected Bonds	3.5%

Return-Generating	US Large Cap Equity	15.0%
	US Small Cap Equity	8.2%
	Developed Non-US Large Cap Equity	17.0%
	Developed Non-US Small/Mid Cap Equity	3.3%
	Emerging Market Equity	4.0%
	Global Fixed-Income	15.4%
	Commodity-Related Futures & Equities	10.8%
	Global Real Estate	7.2%

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first 5 risks):

Allocation Risk: The Fund’s investment performance depends upon how its assets are allocated and reallocated among particular Underlying Funds and other investments. The Sub-Adviser’s allocation techniques and decisions

Prospectus	101

AllianzGI Retirement 2040 Fund (continued)

and/or the Sub-Adviser’s selection of Underlying Funds and other investments may not produce the desired results.

Underlying Fund and Other Acquired Fund Risks: The Fund will be affected by factors, risks and performance specific to the Underlying Funds and Other Acquired Funds.

Market Risk: The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Issuer Risk: The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Equity Securities Risk: Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Commodity Risk: Commodity-linked derivative instruments may increase volatility.

Convertible Securities Risk: Convertible securities are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

Credit and Counterparty Risk: An issuer or counterparty may default on obligations.

Currency Risk: The values of non-U.S. securities may fluctuate with currency exchange rates and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.

Derivatives Risk: Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Emerging Markets Risk: Non-U.S. investment risk may be particularly high to the extent that the Fund invests in emerging market securities. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries.

Fixed Income Risk: Fixed income (debt) securities are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to changes in interest rates or an issuer’s or counterparty’s deterioration or default.

Focused Investment Risk: Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility.

High Yield Risk: High-yield or junk bonds are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

Index Risk: Investments in index-linked derivatives are subject to the risks associated with the applicable index.

Interest Rate Risk: Fixed income securities may decline in value because of increases in interest rates.

IPO Risk: Securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility.

Leveraging Risk: Instruments and transactions that constitute leverage magnify gains or losses and increase volatility.

Liquidity Risk: The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Management Risk: The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

Mortgage-Related and Other Asset-Backed Risk: Investing in mortgage- and asset-backed securities involves interest rate, credit, valuation, extension and liquidity risks and the risk that payments on the underlying assets are delayed, prepaid, subordinated or defaulted on.

Non-U.S. Investment Risk: Non-U.S. securities markets and issuers may be more volatile, smaller, less liquid, less transparent and subject to less oversight, particularly in emerging markets.

REIT and Real Estate-Related Investment Risk: Adverse changes in the real estate markets may affect the value of REIT investments or real estate-linked derivatives.

Short Selling Risk: Short selling enhances leveraging risk and involves counterparty risk and the risk of unlimited loss.

102	Allianz Multi-Strategy Funds

AllianzGI Retirement 2040 Fund (continued)

Smaller Company Risk: Securities issued by smaller companies may be more volatile and present increased liquidity risk relative to securities issued by larger companies.

Variable Distribution Risk: Periodic distributions by investments of variable or floating interest rates vary with fluctuations in market interest rates.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of a broad-based market index and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Class R6 shares. Class P, Administrative Class and Class D performance would be lower than Class R6 performance because of the lower expenses paid by Class R6 shares. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit us.allianzgi.com for more current performance information.

Calendar Year Total Returns — Class R6

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

Highest 04/01/2009–06/30/2009	18.99%

Lowest 07/01/2011–09/30/2011	-16.29%

Average Annual Total Returns (for periods ended 12/31/12)

		Fund Inception
	1 Year	(12/29/08)

Class R6 — Before Taxes	12.86%	14.52%

Class R6 — After Taxes on Distributions	11.69%	12.50%

Class R6 — After Taxes on Distributions and Sale of Fund Shares	8.49%	11.69%

Class P	12.87%	14.43%

Administrative	12.48%	14.19%

Class D	12.29%	14.06%

Dow Jones Real Return 2040 Index	11.90%	13.36%

Lipper Mixed-Asset Target 2040 Funds Average	14.65%	13.55%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class R6 shares only. After-tax returns for other share classes will vary.

Prospectus	103

AllianzGI Retirement 2040 Fund (continued)

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser Allianz Global Investors U.S. LLC (“AllianzGI U.S.”)

Portfolio Managers
Paul Pietranico, CFA, senior portfolio manager and director, has managed the Fund since 2008.

James Macey, CFA, portfolio manager and vice president, has managed the Fund since 2011.

Stephen Sexauer, senior portfolio manager, managing director and CIO Multi Asset US, has managed the Fund since 2008.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s transfer agent by mail (Allianz Institutional Funds, P.O. Box 219968, Kansas City, MO 64121-9968), as further described in the Fund’s prospectus and SAI. To avoid delays in a purchase or redemption, please call 1-800-498-5413 with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Class P and Administrative Class shares, the minimum initial investment in the Fund is $1 million, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors. For Class D shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50, though financial service firms offering these shares may impose different minimums. For Class R6 shares, there is no minimum initial investment for specified benefit plans and other eligible investors.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker- Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

104	Allianz Multi-Strategy Funds

AllianzGI Retirement 2045 Fund

Investment Objective	The Fund seeks capital growth and preservation consistent with its asset allocation as 2045 approaches, and thereafter current income and, secondarily, capital appreciation.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

							Total Annual
							Fund Operating
		Distribution		Acquired Fund	Total Annual		Expenses After
	Advisory	and/or Service	Other	Fees and	Fund Operating	Expense	Expense
Share Class	Fees(1)	(12b-1) Fees	Expenses(1)	Expenses	Expenses(2)	Reductions(3)	Reductions(3)

Class R6	0.05%	None	0.05%	0.80%	0.90%	(0.20)%	0.70%

Class P	0.05	None	0.15	0.80	1.00	(0.20)	0.80

Administrative	0.05	0.25%	0.15	0.80	1.25	(0.20)	1.05

(1) Other Expenses represent administrative fees paid by the Fund to Allianz Global Investors Fund Management LLC (“AGIFM”) pursuant to an Administration Agreement between AGIFM and the Trust.

(2) Total Annual Fund Operating Expenses do not match the Ratio of Expenses to Average Net Assets of the Fund as set forth in the Financial Highlights table of the Fund’s prospectus, in part, because the Ratio of Expenses to Average Net Assets in the prospectus reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(3) The Manager has contractually agreed, until March 31, 2014, to irrevocably waive its advisory and administrative fees and reimburse any additional Other Expenses or Acquired Fund Fees and Expenses, to the extent that Total Annual Fund Operating Expenses After Expense Reductions, excluding, interest, taxes, and extraordinary expenses, exceed 0.70% for Class R6, 0.80% for Class P and 1.05% for Administrative Class. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

Share Class	1 Year	3 Years	5 Years	10 Years

Class R6	$72	$267	$479	$1,089

Class P	82	298	533	1,206

Administrative	107	377	667	1,494

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate for the period ended November 30, 2012 was 38%. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies	The Fund seeks to achieve its objective by normally investing primarily in certain affiliated mutual funds and exchange-traded funds (ETFs) sponsored by Allianz and Pacific Investment Management Company LLC (“PIMCO”) (the “Underlying Funds”). The Fund may invest without limit in Underlying Funds and may invest significantly in one or a small number of the Underlying Funds. Underlying Funds in turn invest in or have exposure to (i) return-generating assets, such as U.S. and global equities, commodities, real estate, mortgage securities, high yield securities, corporate bonds, emerging market bonds, public securities of infrastructure companies and private equity companies, and alternative investment strategies such as long-short and market neutral strategies and/or (ii) defensive assets, such as Treasury Inflation-Protected Securities (“TIPS”), short-term U.S. and non-U.S. bonds and investment grade U.S. and non-U.S. sovereign bonds, corporate bonds, asset-backed securities and mortgage securities. The Fund may also invest in ETFs and mutual funds and pooled vehicles other than the Underlying Funds (together, “Other Acquired Funds”). The Fund does not currently intend to invest more than 10% of its assets in Other Acquired Funds that are not advised by the Manager or its affiliates. The Fund may also invest significantly in other securities and instruments as a complement or adjustment to its exposure to Underlying Funds and Other Acquired Funds. The Sub-Adviser normally seeks to maintain significant economic exposure to a number of countries outside the U.S., and the Fund may have exposure to companies in a broad range of market capitalizations and geographic and industry distributions, as well as to

Prospectus	105

AllianzGI Retirement 2045 Fund (continued)

fixed income and convertible instruments with a broad range of credit quality ratings and durations. The Fund may also utilize derivative instruments, such as options, forwards or futures contracts and swap agreements. The Fund uses an actively-managed strategy and modifies asset allocations over time with the intent of progressively reducing anticipated risk and volatility as the target date of 2045 approaches, and becoming increasingly conservative over time. The chart below illustrates the Sub-Adviser’s schedule of target allocations between defensive and return-generating assets as of the date of this Prospectus, according to the number of years remaining to the target retirement date. Upon reaching this target date, the Fund’s objective and strategy will change to closely resemble that of the AllianzGI Retirement Income Fund, which the Fund is expected to merge into approximately three years after its target date, provided that the Fund’s Board of Trustees determines the transaction is in the best interest of shareholders. The Retirement Income Fund is intended for investors who have already retired or begun withdrawing portions of their investments, or are seeking a conservative allocation fund, and its objective is to seek current income and, secondarily, after-inflation capital appreciation. More information about the Fund’s asset allocation and portfolio construction strategy, the Retirement Income Fund and the Underlying Funds is available in the Fund’s prospectus.

Sub-Adviser’s Glidepath

The table below illustrates the Sub-Adviser’s allocations among different asset classes within the defensive and return-gathering categories, as reflected in the Fund’s portfolio as of February 28, 2013. The asset allocation is computed by assigning each underlying investment to the most representative asset class(es).

Fund Asset Allocation as of February 28, 2013

		Percent of the
Asset Group	Asset Class	Portfolio Invested

Defensive	Short-Duration Bonds & Cash	0.8%
	U.S. Core Fixed Income	9.5%
	Non-US Core Bonds	3.0%
	Inflation-Protected Bonds	0.0%

Return-Generating	US Large Cap Equity	16.1%
	US Small Cap Equity	8.9%
	Developed Non-US Large Cap Equity	18.7%
	Developed Non-US Small/Mid Cap Equity	3.8%
	Emerging Market Equity	4.0%
	Global Fixed-Income	16.0%
	Commodity-Related Futures & Equities	11.9%
	Global Real Estate	7.2%

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first 5 risks):

Allocation Risk: The Fund’s investment performance depends upon how its assets are allocated and reallocated among particular Underlying Funds and other investments. The Sub-Adviser’s allocation techniques and decisions and/or the Sub-Adviser’s selection of Underlying Funds and other investments may not produce the desired results.

106	Allianz Multi-Strategy Funds

AllianzGI Retirement 2045 Fund (continued)

Underlying Fund and Other Acquired Fund Risks: The Fund will be affected by factors, risks and performance specific to the Underlying Funds and Other Acquired Funds.

Market Risk: The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Issuer Risk: The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Equity Securities Risk: Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Commodity Risk: Commodity-linked derivative instruments may increase volatility.

Convertible Securities Risk: Convertible securities are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

Credit and Counterparty Risk: An issuer or counterparty may default on obligations.

Currency Risk: The values of non-U.S. securities may fluctuate with currency exchange rates and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.

Derivatives Risk: Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Emerging Markets Risk: Non-U.S. investment risk may be particularly high to the extent that the Fund invests in emerging market securities. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries.

Fixed Income Risk: Fixed income (debt) securities are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to changes in interest rates or an issuer’s or counterparty’s deterioration or default.

Focused Investment Risk: Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility.

High Yield Risk: High-yield or junk bonds are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

Index Risk: Investments in index-linked derivatives are subject to the risks associated with the applicable index.

Interest Rate Risk: Fixed income securities may decline in value because of increases in interest rates.

IPO Risk: Securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility.

Leveraging Risk: Instruments and transactions that constitute leverage magnify gains or losses and increase volatility.

Liquidity Risk: The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Management Risk: The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

Mortgage-Related and Other Asset-Backed Risk: Investing in mortgage- and asset-backed securities involves interest rate, credit, valuation, extension and liquidity risks and the risk that payments on the underlying assets are delayed, prepaid, subordinated or defaulted on.

Non-U.S. Investment Risk: Non-U.S. securities markets and issuers may be more volatile, smaller, less liquid, less transparent and subject to less oversight, particularly in emerging markets.

REIT and Real Estate-Related Investment Risk: Adverse changes in the real estate markets may affect the value of REIT investments or real estate-linked derivatives.

Short Selling Risk: Short selling enhances leveraging risk and involves counterparty risk and the risk of unlimited loss.

Smaller Company Risk: Securities issued by smaller companies may be more volatile and present increased liquidity risk relative to securities issued by larger companies.

Prospectus	107

AllianzGI Retirement 2045 Fund (continued)

Variable Distribution Risk: Periodic distributions by investments of variable or floating interest rates vary with fluctuations in market interest rates.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of a broad-based market index and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Class R6 shares. Class P and Administrative Class performance would be lower than Class R6 performance because of the lower expenses paid by Class R6 shares. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit us.allianzgi.com for more current performance information.

Calendar Year Total Returns — Class R6

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

Highest 01/01/2012–03/31/2012	8.72%

Lowest 04/01/2012–06/30/2012	-3.14%

Average Annual Total Returns (for periods ended 12/31/12)

		Fund Inception
	1 Year	(12/19/11)

Class R6 — Before Taxes	13.33%	16.30%

Class R6 — After Taxes on Distributions	12.06%	14.49%

Class R6 — After Taxes on Distributions and Sale of Fund Shares	8.66%	12.80%

Class P	13.33%	16.30%

Administrative	12.94%	15.90%

Dow Jones Real Return 2045 Index	12.57%	15.49%

Lipper Mixed-Asset Target 2045 Funds Average	15.27%	15.27%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class R6 shares only. After-tax returns for other share classes will vary.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser Allianz Global Investors U.S. LLC (“AllianzGI U.S.”)

Portfolio Managers
Paul Pietranico, CFA, senior portfolio manager and director, has managed the Fund since 2011.

James Macey, CFA, portfolio manager and vice president, has managed the Fund since 2011.

Stephen Sexauer, senior portfolio manager, managing director and CIO Multi Asset US, has managed the Fund since 2011.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s transfer agent by mail (Allianz Institutional Funds, P.O. Box 219968, Kansas City, MO 64121-9968), as further described in the Fund’s prospectus and SAI. To

108	Allianz Multi-Strategy Funds

AllianzGI Retirement 2045 Fund (continued)

avoid delays in a purchase or redemption, please call 1-800-498-5413 with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Class P and Administrative Class shares, the minimum initial investment in the Fund is $1 million, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors. For Class R6 shares, there is no minimum initial investment for specified benefit plans and other eligible investors.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker- Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Prospectus	109

AllianzGI Retirement 2050 Fund

Investment Objective	The Fund seeks capital growth and preservation consistent with its asset allocation as 2050 approaches, and thereafter current income and, secondarily, capital appreciation.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

							Total Annual
		Distribution					Fund Operating
		Fee and/or		Acquired Fund	Total Annual		Expenses After
	Advisory	Service	Other	Fees and	Fund Operating	Expense	Expense
Share Class	Fees(1)	(12b-1) Fees	Expenses(1)	Expenses	Expenses(2)	Reductions(3)	Reductions(3)

Class R6	0.05%	None	0.05%	0.83%	0.93%	(0.23)%	0.70%

Class P	0.05	None	0.15	0.83	1.03	(0.23)	0.80

Administrative	0.05	0.25%	0.15	0.83	1.28	(0.23)	1.05

Class D	0.05	0.25	0.30	0.83	1.43	(0.23)	1.20

(1) Other Expenses represent administrative fees paid by the Fund to Allianz Global Investors Fund Management LLC (“AGIFM”) pursuant to an Administration Agreement between AGIFM and the Trust.

(2) Total Annual Fund Operating Expenses do not match the Ratio of Expenses to Average Net Assets of the Fund as set forth in the Financial Highlights table of the Fund’s prospectus, in part, because the Ratio of Expenses to Average Net Assets in the prospectus reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(3) The Manager has contractually agreed, until March 31, 2014, to irrevocably waive its advisory and administrative fees and reimburse any additional Other Expenses or Acquired Fund Fees and Expenses, to the extent that Total Annual Fund Operating Expenses After Expense Reductions, excluding, interest, taxes, and extraordinary expenses, exceed 0.70% for Class R6, 0.80% for Class P, 1.05% for Administrative Class and 1.20% for Class D shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

Share Class	1 Year	3 Years	5 Years	10 Years

Class R6	$72	$273	$492	$1,122

Class P	82	305	546	1,239

Administrative	107	383	680	1,525

Class D	122	430	760	1,693

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate for the fiscal year ended November 30, 2012 was 47% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies	The Fund seeks to achieve its objective by normally investing primarily in certain affiliated mutual funds and exchange-traded funds (ETFs) sponsored by Allianz and Pacific Investment Management Company LLC (“PIMCO”) (the “Underlying Funds”). The Fund may invest without limit in Underlying Funds and may invest significantly in one or a small number of the Underlying Funds. Underlying Funds in turn invest in or have exposure to (i) return-generating assets, such as U.S. and global equities, commodities, real estate, mortgage securities, high yield securities, corporate bonds, emerging market bonds, public securities of infrastructure companies and private equity companies, and alternative investment strategies such as long-short and market neutral strategies and/or (ii) defensive assets, such as Treasury Inflation-Protected Securities (“TIPS”), short-term U.S. and non-U.S. bonds and investment grade U.S. and non-U.S. sovereign bonds, corporate bonds, asset-backed securities and mortgage securities. The Fund may also invest in ETFs and mutual funds and pooled vehicles other than the Underlying Funds (together, “Other Acquired Funds”). The Fund does not currently intend to invest more than 10% of its assets in Other Acquired Funds that are not advised by the Manager or its affiliates. The Fund may also invest significantly in other securities and instruments as a complement or adjustment to its

110	Allianz Multi-Strategy Funds

AllianzGI Retirement 2050 Fund (continued)

exposure to Underlying Funds and Other Acquired Funds. The Sub-Adviser normally seeks to maintain significant economic exposure to a number of countries outside the U.S., and the Fund may have exposure to companies in a broad range of market capitalizations and geographic and industry distributions, as well as to fixed income and convertible instruments with a broad range of credit quality ratings and durations. The Fund may also utilize derivative instruments, such as options, forwards or futures contracts and swap agreements. The Fund uses an actively-managed strategy and modifies asset allocations over time with the intent of progressively reducing anticipated risk and volatility as the target date of 2050 approaches, and becoming increasingly conservative over time. The chart below illustrates the Sub-Adviser’s schedule of target allocations between defensive and return-generating assets as of the date of this Prospectus, according to the number of years remaining to the target retirement date. Upon reaching this target date, the Fund’s objective and strategy will change to closely resemble that of the AllianzGI Retirement Income Fund, which the Fund is expected to merge into approximately three years after its target date, provided that the Fund’s Board of Trustees determines the transaction is in the best interest of shareholders. The Retirement Income Fund is intended for investors who have already retired or begun withdrawing portions of their investments, or are seeking a conservative allocation fund, and its objective is to seek current income and, secondarily, after-inflation capital appreciation. More information about the Fund’s asset allocation and portfolio construction strategy, the Retirement Income Fund and the Underlying Funds is available in the Fund’s prospectus.

Sub-Adviser’s Glidepath

The table below illustrates the Sub-Adviser’s allocations among different asset classes within the defensive and return-gathering categories, as reflected in the Fund’s portfolio as of February 28, 2013. The asset allocation is computed by assigning each underlying investment to the most representative asset class(es).

Fund Asset Allocation as of February 28, 2013

		Percent of the
Asset Group	Asset Class	Portfolio Invested

Defensive	Short-Duration Bonds & Cash	0.8%
	U.S. Core Fixed Income	7.9%
	Non-US Core Bonds	3.0%
	Inflation-Protected Bonds	0.0%

Return-Generating	US Large Cap Equity	17.1%
	US Small Cap Equity	10.6%
	Developed Non-US Large Cap Equity	19.0%
	Developed Non-US Small/Mid Cap Equity	4.3%
	Emerging Market Equity	4.5%
	Global Fixed-Income	12.9%
	Commodity-Related Futures & Equities	12.2%
	Global Real Estate	7.6%

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first 5 risks):

Allocation Risk: The Fund’s investment performance depends upon how its assets are allocated and reallocated among particular Underlying Funds and other investments. The Sub-Adviser’s allocation techniques and decisions

Prospectus	111

AllianzGI Retirement 2050 Fund (continued)

and/or the Sub-Adviser’s selection of Underlying Funds and other investments may not produce the desired results.

Underlying Fund and Other Acquired Fund Risks: The Fund will be affected by factors, risks and performance specific to the Underlying Funds and Other Acquired Funds.

Market Risk: The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Issuer Risk: The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Equity Securities Risk: Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Commodity Risk: Commodity-linked derivative instruments may increase volatility.

Convertible Securities Risk: Convertible securities are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

Credit and Counterparty Risk: An issuer or counterparty may default on obligations.

Currency Risk: The values of non-U.S. securities may fluctuate with currency exchange rates and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.

Derivatives Risk: Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Emerging Markets Risk: Non-U.S. investment risk may be particularly high to the extent that the Fund invests in emerging market securities. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries.

Fixed Income Risk: Fixed income (debt) securities are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to changes in interest rates or an issuer’s or counterparty’s deterioration or default.

Focused Investment Risk: Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility.

High Yield Risk: High-yield or junk bonds are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

Index Risk: Investments in index-linked derivatives are subject to the risks associated with the applicable index.

Interest Rate Risk: Fixed income securities may decline in value because of increases in interest rates.

IPO Risk: Securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility.

Leveraging Risk: Instruments and transactions that constitute leverage magnify gains or losses and increase volatility.

Liquidity Risk: The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Management Risk: The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

Mortgage-Related and Other Asset-Backed Risk: Investing in mortgage- and asset-backed securities involves interest rate, credit, valuation, extension and liquidity risks and the risk that payments on the underlying assets are delayed, prepaid, subordinated or defaulted on.

Non-U.S. Investment Risk: Non-U.S. securities markets and issuers may be more volatile, smaller, less liquid, less transparent and subject to less oversight, particularly in emerging markets.

REIT and Real Estate-Related Investment Risk: Adverse changes in the real estate markets may affect the value of REIT investments or real estate-linked derivatives.

Short Selling Risk: Short selling enhances leveraging risk and involves counterparty risk and the risk of unlimited loss.

112	Allianz Multi-Strategy Funds

AllianzGI Retirement 2050 Fund (continued)

Smaller Company Risk: Securities issued by smaller companies may be more volatile and present increased liquidity risk relative to securities issued by larger companies.

Variable Distribution Risk: Periodic distributions by investments of variable or floating interest rates vary with fluctuations in market interest rates.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of two broad-based market indexes and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Class R6 shares. Class P, Administrative Class and Class D performance would be lower than Class R6 performance because of the lower expenses paid by Class R6 shares. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit us.allianzgi.com for more current performance information.

Calendar Year Total Returns — Class R6

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

Highest 04/01/2009–06/30/2009	18.98%

Lowest 07/01/2011–09/30/2011	-17.41%

Average Annual Total Returns (for periods ended 12/31/12)

		Fund Inception
	1 Year	(12/29/08)

Class R6 — Before Taxes	13.23%	14.76%

Class R6 — After Taxes on Distributions	11.82%	12.58%

Class R6 — After Taxes on Distributions and Sale of Fund Shares	8.79%	11.82%

Class P	13.18%	14.65%

Administrative	12.85%	14.43%

Class D	12.70%	14.33%

Dow Jones Real Return 2050 Index*	13.01%	13.81%

Dow Jones Real Return 40+ Index	13.15%	13.80%

Lipper Mixed-Asset Target 2050+ Funds Average	15.21%	13.59%

* The Dow Jones Real Return 2050 Index incepted on 12/31/2009. Accordingly, Dow Jones Real Return 40+ Index performance is used for periods prior to 12/31/2009.

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class R6 shares only. After-tax returns for other share classes will vary.

Prospectus	113

AllianzGI Retirement 2050 Fund (continued)

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser Allianz Global Investors U.S. LLC (“AllianzGI U.S.”)

Portfolio Managers
Paul Pietranico, CFA, senior portfolio manager and director, has managed the Fund since 2008.

James Macey, CFA, portfolio manager and vice president, has managed the Fund since 2011.

Stephen Sexauer, senior portfolio manager, managing director and CIO Multi Asset US, has managed the Fund since 2008.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s transfer agent by mail (Allianz Institutional Funds, P.O. Box 219968, Kansas City, MO 64121-9968), as further described in the Fund’s prospectus and SAI. To avoid delays in a purchase or redemption, please call 1-800-498-5413 with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Class P and Administrative Class shares, the minimum initial investment in the Fund is $1 million, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors. For Class D shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50, though financial service firms offering these shares may impose different minimums. For Class R6 shares, there is no minimum initial investment for specified benefit plans and other eligible investors.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker- Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

114	Allianz Multi-Strategy Funds

AllianzGI Retirement 2055 Fund

Investment Objective	The Fund seeks capital growth and preservation consistent with its asset allocation as 2055 approaches, and thereafter current income and, secondarily, capital appreciation.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

							Total Annual
							Fund Operating
		Distribution		Acquired Fund	Total Annual		Expenses After
	Advisory	and/or Service	Other	Fees and	Fund Operating	Expense	Expense
Share Class	Fees(1)	(12b-1) Fees	Expenses(1)	Expenses	Expenses(2)	Reductions(3)	Reductions(3)

Class R6	0.05%	None	0.05%	0.83%	0.93%	(0.23)%	0.70%

Class P	0.05	None	0.15	0.83	1.03	(0.23)	0.80

Administrative	0.05	0.25%	0.15	0.83	1.28	(0.23)	1.05

(1) Other Expenses represent administrative fees paid by the Fund to Allianz Global Investors Fund Management LLC (“AGIFM”) pursuant to an Administration Agreement between AGIFM and the Trust.

(2) Total Annual Fund Operating Expenses do not match the Ratio of Expenses to Average Net Assets of the Fund as set forth in the Financial Highlights table of the Fund’s prospectus, in part, because the Ratio of Expenses to Average Net Assets in the prospectus reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(3) The Manager has contractually agreed, until March 31, 2014, to irrevocably waive its advisory and administrative fees and reimburse any additional Other Expenses or Acquired Fund Fees and Expenses, to the extent that Total Annual Fund Operating Expenses After Expense Reductions, excluding, interest, taxes, and extraordinary expenses, exceed 0.70% for Class R6, 0.80% for Class P and 1.05% for Administrative Class. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

Share Class	1 Year	3 Years	5 Years	10 Years

Class R6	$72	$273	$492	$1,122

Class P	82	305	546	1,239

Administrative	107	383	680	1,525

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate for the period ended November 30, 2012 was 31%. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies	The Fund seeks to achieve its objective by normally investing primarily in certain affiliated mutual funds and exchange-traded funds (ETFs) sponsored by Allianz and Pacific Investment Management Company LLC (“PIMCO”) (the “Underlying Funds”). The Fund may invest without limit in Underlying Funds and may invest significantly in one or a small number of the Underlying Funds. Underlying Funds in turn invest in or have exposure to (i) return-generating assets, such as U.S. and global equities, commodities, real estate, mortgage securities, high yield securities, corporate bonds, emerging market bonds, public securities of infrastructure companies and private equity companies, and alternative investment strategies such as long-short and market neutral strategies and/or (ii) defensive assets, such as Treasury Inflation-Protected Securities (“TIPS”), short-term U.S. and non-U.S. bonds and investment grade U.S. and non-U.S. sovereign bonds, corporate bonds, asset-backed securities and mortgage securities. The Fund may also invest in ETFs and mutual funds and pooled vehicles other than the Underlying Funds (together, “Other Acquired Funds”). The Fund does not currently intend to invest more than 10% of its assets in Other Acquired Funds that are not advised by the Manager or its affiliates. The Fund may also invest significantly in other securities and instruments as a complement or adjustment to its exposure to Underlying Funds and Other Acquired Funds. The Sub-Adviser normally seeks to maintain significant economic exposure to a number of countries outside the U.S., and the Fund may have exposure to companies in a broad range of market capitalizations and geographic and industry distributions, as well as to

Prospectus	115

AllianzGI Retirement 2055 Fund (continued)

fixed income and convertible instruments with a broad range of credit quality ratings and durations. The Fund may also utilize derivative instruments, such as options, forwards or futures contracts and swap agreements. The Fund uses an actively-managed strategy and modifies asset allocations over time with the intent of progressively reducing anticipated risk and volatility as the target date of 2055 approaches, and becoming increasingly conservative over time. The chart below illustrates the Sub-Adviser’s schedule of target allocations between defensive and return-generating assets as of the date of this Prospectus, according to the number of years remaining to the target retirement date. Upon reaching this target date, the Fund’s objective and strategy will change to closely resemble that of the AllianzGI Retirement Income Fund, which the Fund is expected to merge into approximately three years after its target date, provided that the Fund’s Board of Trustees determines the transaction is in the best interest of shareholders. The Retirement Income Fund is intended for investors who have already retired or begun withdrawing portions of their investments, or are seeking a conservative allocation fund, and its objective is to seek current income and, secondarily, after-inflation capital appreciation. More information about the Fund’s asset allocation and portfolio construction strategy, the Retirement Income Fund and the Underlying Funds is available in the Fund’s prospectus.

Sub-Adviser’s Glidepath

The table below illustrates the Sub-Adviser’s allocations among different asset classes within the defensive and return-gathering categories, as reflected in the Fund’s portfolio as of February 28, 2013. The asset allocation is computed by assigning each underlying investment to the most representative asset class(es).

Fund Asset Allocation as of February 28, 2013

		Percent of the
Asset Group	Asset Class	Portfolio Invested

Defensive	Short-Duration Bonds & Cash	0.8%
	U.S. Core Fixed Income	8.0%
	Non-US Core Bonds	3.0%
	Inflation-Protected Bonds	0.0%

Return-Generating	US Large Cap Equity	17.1%
	US Small Cap Equity	10.4%
	Developed Non-US Large Cap Equity	19.1%
	Developed Non-US Small/Mid Cap Equity	4.3%
	Emerging Market Equity	4.5%
	Global Fixed-Income	13.0%
	Commodity-Related Futures & Equities	12.0%
	Global Real Estate	7.8%

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first 5 risks):

Allocation Risk: The Fund’s investment performance depends upon how its assets are allocated and reallocated among particular Underlying Funds and other investments. The Sub-Adviser’s allocation techniques and decisions and/or the Sub-Adviser’s selection of Underlying Funds and other investments may not produce the desired results.

116	Allianz Multi-Strategy Funds

AllianzGI Retirement 2055 Fund (continued)

Underlying Fund and Other Acquired Fund Risks: The Fund will be affected by factors, risks and performance specific to the Underlying Funds and Other Acquired Funds.

Market Risk: The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Issuer Risk: The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Equity Securities Risk: Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Commodity Risk: Commodity-linked derivative instruments may increase volatility.

Convertible Securities Risk: Convertible securities are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

Credit and Counterparty Risk: An issuer or counterparty may default on obligations.

Currency Risk: The values of non-U.S. securities may fluctuate with currency exchange rates and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.

Derivatives Risk: Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Emerging Markets Risk: Non-U.S. investment risk may be particularly high to the extent that the Fund invests in emerging market securities. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries.

Fixed Income Risk: Fixed income (debt) securities are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to changes in interest rates or an issuer’s or counterparty’s deterioration or default.

Focused Investment Risk: Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility.

High Yield Risk: High-yield or junk bonds are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

Index Risk: Investments in index-linked derivatives are subject to the risks associated with the applicable index.

Interest Rate Risk: Fixed income securities may decline in value because of increases in interest rates.

IPO Risk: Securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility.

Leveraging Risk: Instruments and transactions that constitute leverage magnify gains or losses and increase volatility.

Liquidity Risk: The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Management Risk: The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

Mortgage-Related and Other Asset-Backed Risk: Investing in mortgage- and asset-backed securities involves interest rate, credit, valuation, extension and liquidity risks and the risk that payments on the underlying assets are delayed, prepaid, subordinated or defaulted on.

Non-U.S. Investment Risk: Non-U.S. securities markets and issuers may be more volatile, smaller, less liquid, less transparent and subject to less oversight, particularly in emerging markets.

REIT and Real Estate-Related Investment Risk: Adverse changes in the real estate markets may affect the value of REIT investments or real estate-linked derivatives.

Short Selling Risk: Short selling enhances leveraging risk and involves counterparty risk and the risk of unlimited loss.

Smaller Company Risk: Securities issued by smaller companies may be more volatile and present increased liquidity risk relative to securities issued by larger companies.

Prospectus	117

AllianzGI Retirement 2055 Fund (continued)

Variable Distribution Risk: Periodic distributions by investments of variable or floating interest rates vary with fluctuations in market interest rates.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of a broad-based market index and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Class R6 shares. Class P and Administrative Class performance would be lower than Class R6 performance because of the lower expenses paid by Class R6 shares. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit us.allianzgi.com for more current performance information.

Calendar Year Total Returns — Class R6

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

Highest 07/01/2012–09/30/2012	4.51%

Lowest 10/01/2012–12/31/2012	-0.45%

Average Annual Total Returns (for periods ended 12/31/12)

		Fund Inception
	1 Year	(12/19/11)

Class R6 — Before Taxes	13.44%	16.65%

Class R6 — After Taxes on Distributions	11.40%	14.05%

Class R6 — After Taxes on Distributions and Sale of Fund Shares	8.74%	12.65%

Class P	13.38%	16.58%

Administrative	13.07%	16.27%

Dow Jones Real Return 40+ Index	13.15%	16.35%

Lipper Mixed-Asset Target 2050+ Funds Average	15.21%	15.21%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class R6 shares only. After-tax returns for other share classes will vary.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser Allianz Global Investors U.S. LLC (“AllianzGI U.S.”)

Portfolio Managers
Paul Pietranico, CFA, senior portfolio manager and director, has managed the Fund since 2011.

James Macey, CFA, portfolio manager and vice president, has managed the Fund since 2011.

Stephen Sexauer, senior portfolio manager, managing director and CIO Multi Asset US, has managed the Fund since 2011.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s transfer agent by mail (Allianz Institutional Funds, P.O. Box 219968, Kansas City, MO 64121-9968), as further described in the Fund’s prospectus and SAI. To

118	Allianz Multi-Strategy Funds

AllianzGI Retirement 2055 Fund (continued)

avoid delays in a purchase or redemption, please call 1-800-498-5413 with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Class P and Administrative Class shares, the minimum initial investment in the Fund is $1 million, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors. For Class R6 shares, there is no minimum initial investment for specified benefit plans and other eligible investors.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker- Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Prospectus	119

AllianzGI Retirement Income Fund

Investment Objective	The Fund seeks current income and, secondarily, capital appreciation. The Fund is intended for investors who have already retired or begun withdrawing portions of their investments, or are seeking a conservative allocation fund.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

							Total Annual
		Distribution					Fund Operating
		Fee and/or		Acquired Fund	Total Annual		Expenses After
	Advisory	Service	Other	Fees and	Fund Operating	Expense	Expense
Share Class	Fees(1)	(12b-1) Fees	Expenses(1)	Expenses	Expenses(2)	Reductions(3)	Reductions(3)

Class R6	0.05%	None	0.05%	0.55%	0.65%	(0.10)%	0.55%

Class P	0.05	None	0.15	0.55	0.75	(0.10)	0.65

Administrative	0.05	0.25%	0.15	0.55	1.00	(0.10)	0.90

Class D	0.05	0.25	0.30	0.55	1.15	(0.10)	1.05

(1) Other Expenses represent administrative fees paid by the Fund to Allianz Global Investors Fund Management LLC (“AGIFM”) pursuant to an Administration Agreement between AGIFM and the Trust.

(2) Total Annual Fund Operating Expenses do not match the Ratio of Expenses to Average Net Assets of the Fund as set forth in the Financial Highlights table of the Fund’s prospectus, in part, because the Ratio of Expenses to Average Net Assets in the prospectus reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(3) The Manager has contractually agreed, until March 31, 2014, to irrevocably waive its advisory and administrative fees and reimburse any additional Other Expenses or Acquired Fund Fees and Expenses, to the extent that Total Annual Fund Operating Expenses After Expense Reductions, excluding, interest, taxes, and extraordinary expenses, exceed 0.55% for Class R6, 0.65% for Class P, 0.90% for Administrative Class and 1.05% for Class D shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

Share Class	1 Year	3 Years	5 Years	10 Years

Class R6	$56	$198	$352	$801

Class P	66	230	407	921

Administrative	92	308	543	1,216

Class D	107	355	623	1,389

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate for the fiscal year ended November 30, 2012 was 51% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies	The Fund seeks to achieve its objective by normally investing primarily in certain affiliated mutual funds and exchange-traded funds (ETFs) sponsored by Allianz and Pacific Investment Management Company LLC (“PIMCO”) (the “Underlying Funds”). The Fund may invest without limit in Underlying Funds and may invest significantly in one or a small number of the Underlying Funds. Underlying Funds in turn invest in or have exposure to (i) return-generating assets, such as U.S. and global equities, commodities, real estate, mortgage securities, high yield securities, corporate bonds, emerging market bonds, public securities of infrastructure companies and private equity companies, and alternative investment strategies such as long-short and market neutral strategies and/or (ii) defensive assets, such as Treasury Inflation-Protected Securities (“TIPS”), short-term U.S. and non-U.S. bonds and investment grade U.S. and non-U.S. sovereign bonds, corporate bonds, asset-backed securities and mortgage securities. The Fund may also invest in ETFs and mutual funds and pooled vehicles other than the Underlying Funds (together, “Other Acquired Funds”). The Fund does not currently intend to invest more than 10% of its assets in Other Acquired Funds that are not advised by the Manager or its affiliates.

120	Allianz Multi-Strategy Funds

AllianzGI Retirement Income Fund (continued)

The Fund may also invest significantly in other securities and instruments as a complement or adjustment to its exposure to Underlying Funds and Other Acquired Funds. The Sub-Adviser normally seeks to maintain significant economic exposure to a number of countries outside the U.S., and the Fund may have exposure to companies in a broad range of market capitalizations and geographic and industry distributions, as well as to fixed income and convertible instruments with a broad range of credit quality ratings and durations. The Fund may also utilize derivative instruments, such as options, forwards or futures contracts and swap agreements. Normally, the Sub-Adviser will generally seek to maintain an allocation of 25% of the Fund’s assets in return-generating assets and 75% in defensive assets, though may cause the Fund to deviate from these allocations, for example, during periods of significant performance differential between the two categories. The Fund may also deviate from its allocation targets when expected returns are judged to be below or above long-term averages. In these cases, the Sub-Adviser would seek to overweight what it deems to be the undervalued category and underweight the overvalued category. These decisions will normally be within the allocation ranges of 15% to 40% for return-generating assets and 60% to 85% for defensive assets. More information about the Fund, the Fund’s asset allocation and portfolio construction strategy, and the Underlying Funds is available in the Fund’s prospectus.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first 5 risks):

Allocation Risk: The Fund’s investment performance depends upon how its assets are allocated and reallocated among particular Underlying Funds and other investments. The Sub-Adviser’s allocation techniques and decisions and/or the Sub-Adviser’s selection of Underlying Funds and other investments may not produce the desired results.

Underlying Fund and Other Acquired Fund Risks: The Fund will be affected by factors, risks and performance specific to the Underlying Funds and Other Acquired Funds.

Market Risk: The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Issuer Risk: The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Equity Securities Risk: Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Commodity Risk: Commodity-linked derivative instruments may increase volatility.

Convertible Securities Risk: Convertible securities are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

Credit and Counterparty Risk: An issuer or counterparty may default on obligations.

Currency Risk: The values of non-U.S. securities may fluctuate with currency exchange rates and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.

Derivatives Risk: Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Emerging Markets Risk: Non-U.S. investment risk may be particularly high to the extent that the Fund invests in emerging market securities. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries.

Fixed Income Risk: Fixed income (debt) securities are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to changes in interest rates or an issuer’s or counterparty’s deterioration or default.

Focused Investment Risk: Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility.

High Yield Risk: High-yield or junk bonds are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

Index Risk: Investments in index-linked derivatives are subject to the risks associated with the applicable index.

Interest Rate Risk: Fixed income securities may decline in value because of increases in interest rates.

Prospectus	121

AllianzGI Retirement Income Fund (continued)

IPO Risk: Securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility.

Leveraging Risk: Instruments and transactions that constitute leverage magnify gains or losses and increase volatility.

Liquidity Risk: The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Management Risk: The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

Mortgage-Related and Other Asset-Backed Risk: Investing in mortgage- and asset-backed securities involves interest rate, credit, valuation, extension and liquidity risks and the risk that payments on the underlying assets are delayed, prepaid, subordinated or defaulted on.

Non-U.S. Investment Risk: Non-U.S. securities markets and issuers may be more volatile, smaller, less liquid, less transparent and subject to less oversight, particularly in emerging markets.

REIT and Real Estate-Related Investment Risk: Adverse changes in the real estate markets may affect the value of REIT investments or real estate-linked derivatives.

Short Selling Risk: Short selling enhances leveraging risk and involves counterparty risk and the risk of unlimited loss.

Smaller Company Risk: Securities issued by smaller companies may be more volatile and present increased liquidity risk relative to securities issued by larger companies.

Variable Distribution Risk: Periodic distributions by investments of variable or floating interest rates vary with fluctuations in market interest rates.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of a broad-based market index and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Class R6 shares. Class P, Administrative Class and Class D performance would be lower than Class R6 performance because of the lower expenses paid by Class R6 shares. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit us.allianzgi.com for more current performance information.

Calendar Year Total Returns — Class R6

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

Highest 07/01/2009–09/30/2009	8.57%

Lowest 07/01/2011–09/30/2011	-5.49%

122	Allianz Multi-Strategy Funds

AllianzGI Retirement Income Fund (continued)

Average Annual Total Returns (for periods ended 12/31/12)

		Fund Inception
	1 Year	(12/29/08)

Class R6 — Before Taxes	10.20%	11.25%

Class R6 — After Taxes on Distributions	8.60%	9.39%

Class R6 — After Taxes on Distributions and Sale of Fund Shares	6.65%	8.63%

Class P	10.13%	11.15%

Administrative	9.80%	10.94%

Class D	9.60%	10.83%

Dow Jones Real Return Today Index	8.79%	10.60%

Lipper Mixed-Asset Target Today Funds Average	8.49%	9.64%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class R6 shares only. After-tax returns for other share classes will vary.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser Allianz Global Investors U.S. LLC (“AllianzGI U.S.”)

Portfolio Managers
Stephen Sexauer, senior portfolio manager, managing director and CIO Multi Asset US, has managed the Fund since 2008.

James Macey, CFA, portfolio manager and vice president, has managed the Fund since 2011.

Paul Pietranico, CFA, senior portfolio manager and director, has managed the Fund since 2008.

Rahul Malhotra, portfolio manager and vice-president, has managed the Fund since 2013.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s transfer agent by mail (Allianz Institutional Funds, P.O. Box 219968, Kansas City, MO 64121-9968), as further described in the Fund’s prospectus and SAI. To avoid delays in a purchase or redemption, please call 1-800-498-5413 with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Class P and Administrative Class shares, the minimum initial investment in the Fund is $1 million, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors. For Class D shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50, though financial service firms offering these shares may impose different minimums. For Class R6 shares, there is no minimum initial investment for specified benefit plans and other eligible investors.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker- Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Prospectus	123

AllianzGI Short Duration High Income Fund

Investment Objective	The Fund seeks a high level of current income.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

						Total Annual
						Fund Operating
		Distribution		Total Annual		Expenses After
	Management	and/or Service	Other	Fund Operating	Expense	Expense
Share Class	Fees	(12b-1) Fees	Expenses	Expenses	Reductions(1)	Reductions(1)

Institutional	0.48%	None	0.41%	0.89%	(0.28)%	0.61%

Class P	0.48	None	0.44	0.92	(0.22)	0.70

Class D	0.48	0.25%	0.45	1.18	(0.33)	0.85

(1) Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by the Manager to waive its management fee and/or reimburse the Fund through March 31, 2014 to the extent that Total Annual Fund Operating Expenses, excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed 0.61% for Institutional Class shares, 0.70% for Class P shares and 0.85% for Class D shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

Share Class	1 Year	3 Years	5 Years	10 Years

Institutional	$62	$256	$466	$1,070

Class P	72	271	488	1,111

Class D	87	342	617	1,402

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate for the fiscal year ended November 30, 2012 was 51% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies	The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in debt securities (“junk bonds”) issued by public and private companies, which are rated below investment grade (rated Ba or below by Moody’s or BB or below by S&P or Fitch, or if unrated, determined by the Sub-Adviser to be of comparable quality), while maintaining an average duration of less than three years and in derivatives and other synthetic instruments that have economic characteristics similar to such debt securities. Derivatives transactions may have the effect of either magnifying or limiting the Fund’s gains and losses.

The Fund may invest up to 20% of its assets in bank loans. The Fund may invest up to 20% of its assets in non-U.S. securities, which will typically be U.S. dollar-denominated but may also include securities denominated in non-U.S. currencies. The Fund invests in high yield securities and bank loans, collecting coupons, and protecting from adverse market conditions, with incremental benefit from capital preservation. The Fund will invest less than 10% of its net assets in securities rated CCC or below by Standard and Poor’s.

The portfolio managers utilize a top-down approach that seeks to identify industries and companies that appear favorable for investment. After the industries are selected, the portfolio managers identify bonds of issuers within those industries based on their creditworthiness, their yields in relation to their credit quality and the relative value in relation to the high yield market. The portfolio managers may sell a security for a variety of reasons, such as to invest in a company offering superior investment opportunities.

124	Allianz Multi-Strategy Funds

AllianzGI Short Duration High Income Fund (continued)

Although the Fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first 6 risks):

Fixed Income Risk: Fixed income (debt) securities are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to changes in interest rates or an issuer’s or counterparty’s deterioration or default.

High Yield Risk: High-yield or junk bonds are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

Market Risk: The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Issuer Risk: The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Interest Rate Risk: Fixed income securities may decline in value because of increases in interest rates.

Credit and Counterparty Risk: An issuer or counterparty may default on obligations.

Confidential Information Access Risk: The Fund’s Sub-Adviser normally will seek to avoid the receipt of material, non-public information (“Confidential Information”) about the issuers of Senior Loans, other bank loans and related investments being considered for acquisition or held in the Fund’s portfolio, and thus the Fund may be disadvantaged in comparison to other investors who have received Confidential Information from issuers.

Derivatives Risk: Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Liquidity Risk: The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Management Risk: The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

Non-U.S. Investment Risk: Non-U.S. securities markets and issuers may be more volatile, smaller, less liquid, less transparent and subject to less oversight, particularly in emerging markets.

Smaller Company Risk: Securities issued by smaller companies may be more volatile and present increased liquidity risk relative to securities issued by larger companies.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of a broad-based market index. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. Class P and Class D performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class shares.Past performance, before and after taxes, is not necessarily predictive of future performance. Visit us.allianzgi.com for more current performance information.

Prospectus	125

AllianzGI Short Duration High Income Fund (continued)

Calendar Year Total Returns — Institutional Class

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

Highest 01/01/2012–03/31/2012	2.59%

Lowest 04/01/2012–06/30/2012	1.32%

Average Annual Total Returns (for periods ended 12/31/12)

		Fund Inception
	1 Year	(10/3/2011)

Institutional Class — Before Taxes	8.44%	10.05%

Institutional Class — After Taxes on Distributions	6.69%	8.36%

Institutional Class — After Taxes on Distributions and Sale of Fund Shares	5.45%	7.56%

Class P	8.35%	9.91%

Class D	8.16%	9.73%

BofA Merrill Lynch 1-3 Year BB US Cash Pay High Yield Index	10.23%	11.63%

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser Allianz Global Investors U.S. LLC (“AllianzGI U.S.”)

Portfolio Managers
Douglas G. Forsyth, CFA, portfolio manager, managing director and CIO Fixed Income US, has managed the Fund since 2013.

Eric Scholl, portfolio manager and managing director, has managed the Fund since 2011.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s transfer agent by mail (Allianz Institutional Funds, P.O. Box 219968, Kansas City, MO 64121-9968), as further described in the Fund’s prospectus and SAI. To avoid delays in a purchase or redemption, please call 1-800-498-5413 with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Institutional Class and Class P shares, the minimum initial investment in the Fund is $1 million, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors. For Class D shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50, though financial service firms offering these shares may impose different minimums.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker- Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

126	Allianz Multi-Strategy Funds

AllianzGI Structured Alpha Fund

Investment Objective	The Fund seeks to generate attractive risk-adjusted absolute returns through a complete market cycle.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

						Total Annual
						Fund Operating
		Distribution	Estimated	Total Annual		Expenses After
	Management	and/or Service	Other	Fund Operating	Expense	Expense
Share Class	Fees	(12b-1) Fees	Expenses(1)	Expenses	Reductions(2)	Reductions(2)

Institutional	1.25%	None	3.78%	5.03%	(3.38)%	1.65%

Class P	1.25	None	3.88	5.13	(3.38)	1.75

Class D	1.25	0.25%	3.78	5.28	(3.38)	1.90

(1) Other Expenses are based upon estimated amounts for the Fund’s initial fiscal year ending November 30, 2013 and include organizational expenses.

(2) Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by the Manager to waive, through March 31, 2014, its management fee and/or reimburse the Fund to the extent that Total Annual Fund Operating Expenses, including payment of organizational expenses but excluding interest, taxes, extraordinary expenses, and certain credits and other expenses, exceed 1.65% for Institutional Class, 1.75% for Class P and 1.90% for Class D shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expenses limit. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

Share Class	1 Year	3 Years

Institutional	$168	$912

Class P	178	942

Class D	193	986

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies	The Fund seeks to achieve its investment objective by investing significantly in exchange-traded listed and FLEX U.S. equity index options, while holding cash and cash equivalents as collateral for option investments. Under normal market conditions, the Fund will hold the majority of its assets in cash and cash equivalents such as U.S. Treasury bills.

Using a portion of its cash and cash equivalents as collateral, the portfolio managers utilize a combination of proprietary models to construct paired option positions, or so-called “option spreads,” typically by buying and selling put options and call options on equity indexes such as the S&P 500 Index, Russell 2000 Index and NASDAQ 100. The Fund may buy and sell exchange-traded options and FLEX options (i.e., listed options that are traded on an exchange but with customized strike prices and expiration dates). The portfolio managers seek to create option-based “profit zones” that upon expiration of the combination of individual option positions that make up the option spread will capture positive payoffs if the level of the underlying index (or other instrument) ends up within the chosen “profit zone.” The Fund seeks to optimize spread positions and profit zones based on (a) targeted positive return potential, (b) structural risk protections, (c) collateral management, and (d) flexibility to restructure profit zones if necessary. The Fund intends to invest primarily in option spreads, consisting of 50 to 400 individual option positions, and may buy or sell put or call index options that are not paired as part of an option spread. The duration of individual option positions will normally range from 20 to 75 days at inception. The gross notional value of options held by the Fund may significantly exceed the current net asset value of the Fund at any time.

Prospectus	127

AllianzGI Structured Alpha Fund (continued)

The Fund may invest in exchange traded funds (“ETFs”) and exchange traded notes (“ETNs”), including ETFs and ETNs that provide exposure to market volatility, either as an offset or as an addition to option-based trades. The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first 2 risks):

Market Risk: The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Fixed Income Risk: Fixed income (debt) securities are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to changes in interest rates or an issuer’s or counterparty’s deterioration or default.

Credit and Counterparty Risk: An issuer or counterparty may default on obligations.

Derivatives Risk: Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Leveraging Risk: Instruments and transactions that constitute leverage magnify gains or losses and increase volatility.

Liquidity Risk: The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Management Risk: The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

Turnover Risk: High levels of portfolio turnover increase transaction costs and taxes and may lower investment performance.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	Performance information for the Fund will be available after the Fund completes a full calendar year of operation.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser Allianz Global Investors U.S. LLC (“AllianzGI U.S.”)

Portfolio Managers
Greg P. Tournant, lead portfolio manager, managing director and CIO US Structured Products has managed the Fund since 2012.

Stephen G. Bond-Nelson, portfolio manager and director, has managed the Fund since 2012.

Trevor Taylor, portfolio manager and director, has managed the Fund since 2012.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s transfer agent by mail (Allianz Institutional Funds, P.O. Box 219968, Kansas City, MO 64121-9968), as further described in the Fund’s prospectus and SAI. To avoid delays in a purchase or redemption, please call 1-800-498-5413 with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Institutional Class and Class P shares, the minimum initial investment in the Fund is $1 million, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors. For Class D shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50, though financial service firms offering these shares may impose different minimums.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

128	Allianz Multi-Strategy Funds

AllianzGI Structured Alpha Fund (continued)

Payments to Broker- Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Prospectus	129

AllianzGI Ultra Micro Cap Fund

Investment Objective	The Fund seeks maximum long-term capital appreciation.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

						Total Annual
						Fund Operating
		Distribution		Total Annual		Expenses After
	Management	and/or Service	Other	Fund Operating	Expense	Expense
Share Class	Fees	(12b-1) Fees	Expenses	Expenses	Reductions(1)	Reductions(1)

Institutional	1.50%	None	1.65%	3.15%	(1.15)%	2.00%

Class P	1.50	None	1.58	3.08	(1.08)	2.00

(1) Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by the Manager to irrevocably waive its management fee and/or reimburse the Fund through March 31, 2014 to the extent that Total Annual Fund Operating Expenses, excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed 2.00% for Institutional Class shares and 2.00% for Class P shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

Share Class	1 Year	3 Years	5 Years	10 Years

Institutional	$203	$864	$1,550	$3,378

Class P	203	850	1,522	3,317

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate for the fiscal year ended November 30, 2012 was 114% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies	The Fund seeks to achieve its objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of ultra micro-cap companies. The Fund currently defines ultra micro-cap companies as those with market capitalizations less than two times the weighted average of the Russell Microcap Growth Index, i.e., capitalizations less than $810 million as of February 28, 2013. Under normal market conditions, the Fund expects to maintain a weighted average market capitalization below that of the Russell Microcap Growth Index ($405 million as of February 28, 2013). The portfolio managers follow a disciplined, fundamental bottom-up research process focusing on companies undergoing positive fundamental change, with sustainable growth characteristics. The portfolio managers look for what they believe to be the best risk-reward candidates within the investment universe, defined as equities that are expected to appreciate based on accelerating fundamental performance, rising expectations and related multiple expansion. Company-specific research includes industry and competitive analysis, revenue model analysis, profit analysis and balance sheet assessment. Once the portfolio managers believe that positive fundamental change is occurring and will likely lead to accelerating fundamental performance, they seek evidence that performance will be a longer-term sustainable trend. Lastly, the portfolio managers determine if the investment is timely with regard to relative valuation and price strength, exploiting stocks that are under-priced relative to their potential. The Fund may have a high portfolio turnover rate, which may be up to 200% or more. In addition to common stocks and other equity securities (such as preferred stocks and convertible securities), the Fund may invest in securities issued in initial public offerings (IPOs), and may utilize foreign currency exchange contracts, options, stock index futures contracts, warrants and other derivative instruments. Although the Fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time.

130	Allianz Multi-Strategy Funds

AllianzGI Ultra Micro Cap Fund (continued)

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first 4 risks):

Market Risk: The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Issuer Risk: The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Equity Securities Risk: Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Smaller Company Risk: Securities issued by smaller companies may be more volatile and present increased liquidity risk relative to securities issued by larger companies.

Credit and Counterparty Risk: An issuer or counterparty may default on obligations.

Derivatives Risk: Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Focused Investment Risk: Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility.

IPO Risk: Securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility.

Leveraging Risk: Instruments and transactions that constitute leverage magnify gains or losses and increase volatility.

Liquidity Risk: The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Management Risk: The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

Turnover Risk: High levels of portfolio turnover increase transaction costs and taxes and may lower investment performance.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of a broad-based market index and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. Class P performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class shares. For periods prior to the inception date of a share class, performance information shown for such class may be based on the performance of an older class of shares that dates back to the Fund’s inception, as adjusted to reflect certain fees and expenses paid by the newer class. Similarly, for periods prior to a reorganization of the Fund, in which a predecessor fund was merged into the Fund, the performance information is based on the performance of the predecessor fund, adjusted to reflect certain fees and expenses paid by the particular share class of the Fund. These adjustments generally result in estimated performance results for the newer class that are higher or lower than the actual results of the predecessor class and/or the predecessor fund, as the case may be, due to differing levels of fees and expenses paid. Details regarding the calculation of the Fund’s class-by-class performance, including a discussion of any performance adjustments, are provided under “Additional Performance Information” in the Fund’s prospectus and SAI. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit us.allianzgi.com for more current performance information.

Prospectus	131

AllianzGI Ultra Micro Cap Fund (continued)

Calendar Year Total Returns — Institutional Class

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

Highest 04/01/2009–06/30/2009	34.08%

Lowest 07/01/2011–09/30/2011	-28.80%

Average Annual Total Returns (for periods ended 12/31/12)

		Fund Inception
	1 Year	(1/28/08)

Institutional Class — Before Taxes	19.79%	11.54%

Institutional Class — After Taxes on Distributions	19.79%	11.30%

Institutional Class — After Taxes on Distributions and Sale of Fund Shares	12.86%	10.05%

Class P	19.68%	11.41%

Russell Microcap Growth Index	15.17%	3.49%

Lipper Small-Cap Core Funds Average	14.74%	4.78%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other share classes will vary.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser Allianz Global Investors U.S. LLC (“AllianzGI U.S.”)

Portfolio Managers
K. Matthew Axline, CFA, portfolio manager and director, has managed the Fund since 2010.

John C. McCraw, portfolio manager and managing director, has managed the Fund since 1995.

Robert S. Marren, portfolio manager and managing director, has managed the Fund since 1995.

Stephen Lyford, portfolio manager and director, has managed the Fund since 2013.

Purchase and Sale of Fund Shares	As described under “How to Buy and Sell Shares” in the Fund’s prospectus, as of January 16, 2014, or such other date as determined by the President of the Trust, the Fund will not be available for purchase by new investors, with certain exceptions. Subject to those restrictions you may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s transfer agent by mail (Allianz Institutional Funds, P.O. Box 219968, Kansas City, MO 64121-9968), as further described in the Fund’s prospectus and SAI. To avoid delays in a purchase or redemption, please call 1-800-498-5413 with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Institutional Class and Class P shares, the minimum initial investment in the Fund is $1 million, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

132	Allianz Multi-Strategy Funds

AllianzGI Ultra Micro Cap Fund (continued)

Payments to Broker- Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Prospectus	133

AllianzGI U.S. Emerging Growth Fund

Investment Objective	The Fund seeks maximum long-term capital appreciation.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

						Total Annual
						Fund Operating
		Distribution		Total Annual		Expenses After
	Management	and/or Service	Other	Fund Operating	Expense	Expense
Share Class	Fees	(12b-1) Fees	Expenses	Expenses	Reductions(1)	Reductions(1)

Institutional	0.90%	None	1.19%	2.09%	(0.93)%	1.16%

Class P	0.90	None	1.35	2.25	(1.00)	1.25

Class D	0.90	0.25%	1.21	2.36	(0.94)	1.42

(1) Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by the Manager to irrevocably waive its management fee and/or reimburse the Fund through March 31, 2014 to the extent that Total Annual Fund Operating Expenses, excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed 1.16% for Institutional Class shares, 1.25% for Class P shares and 1.42% for Class D shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

Share Class	1 Year	3 Years	5 Years	10 Years

Institutional	$118	$565	$1,038	$2,347

Class P	127	607	1,114	2,507

Class D	145	646	1,175	2,624

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate for the fiscal year ended November 30, 2012 was 92% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies	The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of U.S. companies. The Fund currently defines “U.S. companies” as those companies that (i) are incorporated in the U.S., (ii) derive at least 50% of their revenue or profits from business activities in the U.S. or (iii) maintain at least 50% of their assets in the U.S. The Fund expects to invest typically in companies with a market capitalization similar to the Russell 2000 Growth Index (between $34 million and $6.061 billion as of February 28, 2013). The portfolio managers follow a disciplined, fundamental bottom-up research process focusing on companies undergoing positive fundamental change, with sustainable growth characteristics. The portfolio managers look for what they believe to be the best risk-reward candidates within the investment universe, defined as equities that are expected to appreciate based on accelerating fundamental performance, rising expectations and related multiple expansion. Company-specific research includes industry and competitive analysis, revenue model analysis, profit analysis and balance sheet assessment. Once the portfolio managers believe that positive fundamental change is occurring and will likely lead to accelerating fundamental performance, they seek evidence that performance will be a longer-term sustainable trend. Lastly, the portfolio managers determine if the investment is timely with regard to relative valuation and price strength, exploiting stocks that are under-priced relative to their potential. The Fund may have a high portfolio turnover rate, which may be up to 200% or more. In addition to common stocks and other equity securities (such as preferred stocks and convertible securities), the Fund may invest in securities issued in initial public offerings (IPOs), and may utilize foreign currency exchange contracts, options, stock index futures

134	Allianz Multi-Strategy Funds

AllianzGI U.S. Emerging Growth Fund (continued)

contracts, warrants and other derivative instruments. Although the Fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first 3 risks):

Market Risk: The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Issuer Risk: The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Equity Securities Risk: Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Credit and Counterparty Risk: An issuer or counterparty may default on obligations.

Derivatives Risk: Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Focused Investment Risk: Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility.

IPO Risk: Securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility.

Leveraging Risk: Instruments and transactions that constitute leverage magnify gains or losses and increase volatility.

Liquidity Risk: The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Management Risk: The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

Smaller Company Risk: Securities issued by smaller companies may be more volatile and present increased liquidity risk relative to securities issued by larger companies.

Turnover Risk: High levels of portfolio turnover increase transaction costs and taxes and may lower investment performance.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of a broad-based market index and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. Class P and Class D performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class shares. For periods prior to the inception date of a share class, performance information shown for such class may be based on the performance of an older class of shares that dates back to the Fund’s inception, as adjusted to reflect certain fees and expenses paid by the newer class. Similarly, for periods prior to a reorganization of the Fund, in which a predecessor fund was merged into the Fund, the performance information is based on the performance of the predecessor fund, adjusted to reflect certain fees and expenses paid by the particular share class of the Fund. These adjustments generally result in estimated performance results for the newer class that are higher or lower than the actual results of the predecessor class and/or the predecessor fund, as the case may be, due to differing levels of fees and expenses paid. Details regarding the calculation of the Fund’s class-by-class performance, including a discussion of any performance adjustments, are provided under “Additional Performance Information” in the Fund’s prospectus and SAI. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit us.allianzgi.com for more current performance information.

Prospectus	135

AllianzGI U.S. Emerging Growth Fund (continued)

Calendar Year Total Returns — Institutional Class

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

Highest 04/01/2009–06/30/2009	28.68%

Lowest 10/01/2008–12/31/2008	-28.63%

Average Annual Total Returns (for periods ended 12/31/12)

				Fund Inception
	1 Year	5 Years	10 Years	(10/1/93)

Institutional Class — Before Taxes	10.20%	0.86%	9.71%	6.89%

Institutional Class — After Taxes on Distributions	9.88%	0.56%	9.34%	5.22%

Institutional Class — After Taxes on Distributions and Sale of Fund Shares	7.04%	0.70%	8.63%	5.16%

Class P	10.14%	0.75%	9.60%	6.78%

Class D	9.84%	0.51%	9.33%	6.52%

Russell 2000 Growth Index	14.59%	3.49%	9.80%	5.84%

Lipper Small-Cap Growth Funds Average	13.09%	2.49%	8.97%	8.11%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other share classes will vary.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser Allianz Global Investors U.S. LLC (“AllianzGI U.S.”)

Portfolio Managers
K. Matthew Axline, CFA, portfolio manager and director, has managed the Fund since 2010.

Robert S. Marren, portfolio manager and managing director, has managed the Fund since 2007.

John C. McCraw, portfolio manager and managing director, has managed the Fund since 1993.

Stephen Lyford, portfolio manager and director, has managed the Fund since 2013.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s transfer agent by mail (Allianz Institutional Funds, P.O. Box 219968, Kansas City, MO 64121-9968), as further described in the Fund’s prospectus and SAI. To avoid delays in a purchase or redemption, please call 1-800-498-5413 with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Institutional Class and Class P shares, the minimum initial investment in the Fund is $1 million, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors. For Class D shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50, though financial service firms offering these shares may impose different minimums.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

136	Allianz Multi-Strategy Funds

AllianzGI U.S. Emerging Growth Fund (continued)

Payments to Broker- Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Prospectus	137

AllianzGI U.S. Equity Hedged Fund

Investment Objective	The Fund seeks capital appreciation, with added emphasis on the protection of capital during unfavorable market conditions.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

						Total Annual
						Fund Operating
		Distribution	Estimated	Total Annual		Expenses After
	Management	and/or Service	Other	Fund Operating	Expense	Expense
Share Class	Fees	(12b-1) Fees	Expenses(1)	Expenses	Reductions(2)	Reductions(2)

Institutional	0.70%	None	7.28%	7.98%	(6.98)%	1.00%

Class P	0.70	None	7.38	8.08	(6.98)	1.10

Class D	0.70	0.25%	7.28	8.23	(6.98)	1.25

(1) Other Expenses are based upon estimated amounts for the Fund’s initial fiscal year ending November 30, 2013 and include organizational expenses.

(2) Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by the Manager to waive, through March 31, 2014, its management fee and/or reimburse the Fund to the extent that Total Annual Fund Operating Expenses, including payment of organizational expenses but excluding interest, taxes, extraordinary expenses, and certain credits and other expenses, exceed 1.00% for Institutional Class, 1.10% for Class P and 1.25% for Class D shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expenses limit. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

Share Class	1 Year	3 Years

Institutional	$102	$1,144

Class P	112	1,173

Class D	127	1,216

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies	The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks of U.S. companies. The Fund currently defines “U.S. companies” as those companies that are deemed to be domiciled in the United States for purposes of their geographical eligibility for inclusion in the S&P 500 Index, a broad-based index of U.S. stocks. The Fund expects to invest typically in all 500 stocks included in the S&P 500 Index, and seeks to replicate approximately the relative weighting of those stocks on the S&P 500 Index. To the extent the portfolio managers identify efficiencies in achieving exposure to desired stocks through other instruments, the Fund may complement its direct stock positions with temporary or medium-term investments in stock index futures, exchange traded funds (ETFs) and other derivative instruments.

Under normal market and other conditions, in addition to the stock portfolio described above, the Fund seeks to employ a strategy of investing in exchange-traded options or FLEX options (i.e. listed options that are traded on an exchange, but with customized strike prices and expiration dates) that, when paired with the equity portfolio, promote the protection of capital during unfavorable market conditions (the “Index Option Strategy”). Under normal market conditions, the option positions will consist of long puts with notional value roughly equal to the full value of the Fund’s stock portfolio, expiring in roughly equal proportions over longer periods (e.g., the next 12 months), and short call positions expiring over a shorter period (e.g. less than 45 days) with notional value roughly equal to the full value of the Fund’s stock portfolio. Additionally, when a new long put position is established in periods of elevated volatility, the portfolio managers may seek to pair it with a short put at a strike

138	Allianz Multi-Strategy Funds

AllianzGI U.S. Equity Hedged Fund (continued)

price below the coinciding long put. All options are expected to be held to expiration (unless redemptions require earlier close-out), and strike prices are systematically selected.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first 4 risks):

Market Risk: The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Issuer Risk: The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Equity Securities Risk: Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Derivatives Risk: Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Credit and Counterparty Risk: An issuer or counterparty may default on obligations.

Leveraging Risk: Instruments and transactions that constitute leverage magnify gains or losses and increase volatility.

Liquidity Risk: The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Management Risk: The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

Turnover Risk: High levels of portfolio turnover increase transaction costs and taxes and may lower investment performance.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	Performance information for the Fund will be available after the Fund completes a full calendar year of operation.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser Allianz Global Investors U.S. LLC (“AllianzGI U.S.”)

Portfolio Managers
Greg P. Tournant, lead portfolio manager, managing director and CIO US Structured Products, has managed the Fund since 2012.

Stephen G. Bond-Nelson, portfolio manager and director, has managed the Fund since 2012.

Trevor Taylor, portfolio manager and director, has managed the Fund since 2012.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s transfer agent by mail (Allianz Institutional Funds, P.O. Box 219968, Kansas City, MO 64121-9968), as further described in the Fund’s prospectus and SAI. To avoid delays in a purchase or redemption, please call 1-800-498-5413 with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Institutional Class and Class P shares, the minimum initial investment in the Fund is $1 million, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors. For Class D shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50, though financial service firms offering these shares may impose different minimums.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Prospectus	139

AllianzGI U.S. Equity Hedged Fund (continued)

Payments to Broker- Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

140	Allianz Multi-Strategy Funds

Principal Investments and Strategies of Each Fund

This section, together with the next section entitled “Summary of Principal Risks,” provides more detailed information regarding each Fund’s investment objective, principal investments and strategies and principal risks.

Descriptions of different Funds should be read independently of one another. How or whether a particular Fund utilizes an investment strategy, technique or instrument should not be inferred from how or whether other Funds are described as utilizing the same investment strategy, technique or instrument in their descriptions. Some Funds are subject to capitalization criteria and percentage investment limitations, as noted in their Fund Summaries above and in the descriptions below. See “Characteristics and Risks of Securities and Investment Techniques—Capitalization Criteria, Percentage Investment Limitations and Alternative Means of Gaining Exposure” for more information about these limitations.

It is possible to lose money on an investment in the Funds. The fact that a Fund may have had good performance in the past is no assurance that the value of the Fund’s investments will not decline in the future or appreciate at a slower rate.

Prospectus	141

AllianzGI Behavioral Advantage Large Cap Fund

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation Fund Category Blend stocks	Fund Focus Large capitalization U.S. common stocks	Approximate Primary Capitalization Range Large-Capitalization (in the top 1,000 U.S. stocks based on market capitalization) Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus borrowings for investment purposes) in common stocks of large capitalization companies based in the U.S. For purposes of this policy, the Fund currently considers a company to be a large capitalization U.S.-based company if it is in the top 1,000 largest U.S.-based companies ranked by market capitalization (i.e., market capitalization of between $1.86 billion and $414.46 billion as of February 28, 2013). As of February 28, 2013, the top 1,000 largest U.S.-based companies had a weighted average market capitalization of $91.51 billion and a median market capitalization of $5.28 billion. As the portfolio managers’ initial investment universe generally consists of stocks of the top 1,500 companies ranked by market capitalization based in the U.S., a portion (though typically less than 20%) of the Fund’s assets will be invested in companies ranked between the 1,001st and the 1,500th largest by market capitalization (i.e., between $810 million and $1.86 billion as of February 28, 2013). The Fund considers a company to be based in the U.S. if it is publicly traded in the U.S. and it satisfies one additional criteria: it is incorporated in the U.S., it is headquartered in the U.S., its reported assets are primarily located in the U.S., or it derives the majority of its revenue from the U.S.

The Fund seeks to achieve its investment objective by building a diversified portfolio of large capitalization U.S. stocks in a disciplined process that applies Fuller & Thaler’s proprietary research into stock market movements and behavioral finance. This proprietary research seeks to assess the extent to which investors may be over- or under-reacting to information that is, or is perceived as, important to the market price of publicly traded stocks. The portfolio managers seek to exploit behavioral biases on the part of investors that may cause the market to under-react to new, positive information concerning a company or, conversely, to over-react to negative information. The portfolio managers believe that mispricing opportunities exist due to persistent behavioral biases that exist in the way investors form expectations about the future outlook for individual stocks.

The portfolio managers apply a three-step, bottom-up investment process. First, the portfolio managers typically begin with a universe of the largest approximately 1,500 stocks of companies based in the U.S., and weight the universe based on selected accounting and other measures which are generally applied on a consistent non-discretionary basis across all of the stocks. The portfolio managers then adjust the initial fundamental weightings of the full universe of stocks based on evidence that suggests which stocks are likely to be mispriced due to over- or under-reaction by investors to information that is, or is perceived as, important to the market price. The portfolio managers apply proprietary mathematical techniques to estimate the degree to which individual stocks may be mispriced due to investor behavioral biases, and assign ‘behavioral” adjustments to the weighting of those stocks. Finally, the portfolio managers select approximately 400-500 stocks with the highest adjusted weightings and review the portfolio’s characteristics relative to its benchmark, which is currently the S&P 500 Index. Thus the portfolio managers’ strategy begins with accounting and other measures and then overlays with behavioral weighting adjustments.

The portfolio managers expect to rebalance the Fund’s portfolio periodically, up to several times each year. The Fund may sell individual holdings, outside of periodic rebalancing of the portfolio, if cash is required to meet shareholder redemptions or if significant news is announced that causes the portfolio managers to change materially their view of the relative attractiveness of a holding. The portfolio managers may buy additional shares of existing positions or may add a new position in response to increases in the percentage cash position of the portfolio. The Fund may also invest a portion of its assets in real estate investment trusts (REITs).

The Fund may utilize stock index futures contracts, warrants and other derivative instruments. Although the Fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time. The Fund may also invest in exchange traded funds (ETFs). In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in cash and cash equivalents. The Fund may be less likely to achieve its investment objective when it does so.

Effective January 28, 2013, the Fund changed its name from “Allianz F&T Behavioral Advantage Large Cap Fund” to AllianzGI Behavioral Advantage Large Cap Fund.”

142	Allianz Multi-Strategy Funds

AllianzGI Behavioral Advantage Large Cap Fund (continued)

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first three risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Credit and Counterparty Risk	• Derivatives Risk • Focused Investment Risk • Leveraging Risk • Liquidity Risk	• Management Risk • REIT and Real Estate-Related Investment Risk • Turnover Risk

Please see “Summary of Principal Risks” following this section for a description of these and other risks of investing in the Fund.

Prospectus	143

AllianzGI Best Styles Global Equity Fund

Principal Investments and Strategies	Investment Objective Long-term capital appreciation Fund Category Blend Stocks	Fund Focus Global Equity Securities	Approximate Primary Capitalization Range All capitalizations Dividend Frequency Annually

The Fund seeks to achieve its investment objective by creating a diversified portfolio of global equities. The Fund will normally invest at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities and equity-related instruments. The Fund normally invests at least 40% of its assets in non-U.S. securities, including emerging market securities. The portfolio managers intend to diversify the Fund’s investments across geographic regions and economic sectors, and under normal circumstances, geographic and sector weightings will be set with reference to (though with such deviations as the portfolio managers feel appropriate from) those included in the MSCI All Country World Index. The Fund may invest in issuers of any size market capitalization, including smaller capitalization companies.

The portfolio managers begin with an investment universe of approximately 8,000 equity securities and then assess individual securities using a disciplined investment process that integrates top-down investment style research (see discussion of investment style orientations below) and proprietary fundamental bottom-up company-specific research with a quantitative risk-management process. The portfolio managers manage the portfolio with reference to the MSCI All Country World Index by selecting approximately 350 to 550 securities for the Fund. The Fund may and intends to hold stocks that are not included in the benchmark index. The portfolio managers combine a range of investment style orientations, such as Value, Earnings Change, Price Momentum, Growth, and Quality (each described below), in seeking positive relative returns versus the benchmark index and in managing the overall portfolio’s sensitivity to broader market movements (or “beta”). The final portfolio is constructed through a portfolio optimization process that seeks to maximize exposure to equity securities with attractive investment style characteristics, subject to region, sector, capitalization, security and other constraints. The Fund, at inception and as long as it remains small, may gain exposure to some desired asset classes through futures and other derivatives. As the Fund grows in size, it will seek to achieve economies of scale by investing directly in individual securities and other instruments.

The portfolio managers combine the following investment style orientations in managing the Fund’s portfolio:

    •   The Value investment style orientation selects equity securities that the portfolio managers believe have attractive valuations based on metrics including dividend yield and price-to-earnings, price-to-cashflow and price-to-book ratios, as compared to other equity securities in the investable universe.

    •   The Earnings Change investment style orientation is designed to capture shorter-term, trend-following investment opportunities and generally selects equity securities with positive earnings revisions, announcements or surprises.

• The Price Momentum investment orientation is also trend-following and generally selects equity securities with positive price momentum and relative strength within the investable universe.

• The Growth investment style orientation generally selects equity securities with expected and historical earnings and dividend growth.

    •   The Quality investment style orientation generally emphasizes equity securities with strong profitability and historical earnings stability, and considers additional factors, such as whether a company has improving margins, positive net income, positive operating capital, decreasing long-term debt and high-quality earnings, among others.

The Fund seeks to consistently outperform the MSCI All Country World Index, regardless of changes in the economic or market environment, by implementing a well-diversified mix of the long-term investment style orientations described above. The portfolio managers believe that diversifying across different investment style orientations can be an effective way to mitigate the cyclical nature of the individual investment style orientations. The Fund’s resulting diversified mix of the investment style orientations is expected to remain fairly stable over time.

The portfolio managers regularly monitor the risk and return profile of the portfolio and each investment style within the portfolio and consider whether to sell a particular security when any of the above factors materially changes, or when a more attractive investment candidate is available.

The Fund may invest in issuers of any capitalization and may participate in initial public offerings (IPOs). The Fund may also utilize foreign currency exchange contracts, stock index futures contracts, warrants and other derivative instruments. In response to adverse market, economic, political or other conditions, the Fund may

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AllianzGI Best Styles Global Equity Fund (continued)

deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may be less likely to achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

• Equity Securities Risk • Market Risk • Issuer Risk • Non-U.S. Investment Risk • Emerging Markets Risk	• Smaller Company Risk • Credit and Counterparty Risk • Currency Risk • Derivatives Risk • Focused Investment Risk	• IPO Risk • Leveraging Risk • Liquidity Risk • Management Risk • Turnover Risk

Please see “Summary of Principal Risks” following this section for a description of these and other risks of investing in the Fund.

Prospectus	145

AllianzGI China Equity Fund

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation Fund Category International Stocks	Fund Focus Equity securities of Chinese companies	Approximate Primary Capitalization Range All capitalizations Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of Chinese companies. The portfolio managers consider “Chinese companies” as those companies that (i) are incorporated in Mainland China, (ii) derive at least 50% of their revenue or profits from business activities in Mainland China, or (iii) maintain at least 50% of their assets in Mainland China. Under normal circumstances, the Fund will invest primarily in Chinese companies that are incorporated in Mainland China and listed on the Hong Kong Stock Exchange (commonly referred to as “H-shares”) or those that are incorporated internationally and listed on the Hong Kong Stock Exchange (commonly referred to as “Red-chips”). Under normal circumstances, no more than 20% of the Fund’s assets will ordinarily be invested in Chinese companies listed on the Shanghai and Shenzhen Stock Exchanges as A-shares (which are denominated in Renminbi, Mainland China’s currency) or B-shares (which are denominated in the United States dollar and Hong Kong dollar). The Fund may invest in securities of companies with any size market capitalization, including small- and medium-capitalization companies. The Fund may also invest its assets in securities issued in initial public offerings (IPOs).

In selecting investments for the Fund, the portfolio managers use a disciplined, bottom-up security selection methodology in an attempt to enhance returns for the portfolio. The objective is to identify investment opportunities among large, medium and small capitalization companies that have attractive risk-return profiles based on fundamental analysis and, when necessary, supported by Grassrootssm Research, as described below. The portfolio managers focus on growth securities that they believe are trading at reasonable valuations, securities with positive transformations (e.g., re-ratings, or earning surprises) and securities that they believe have turn-around potential. Other characteristics that may be considered during the security selection process include an issuer’s: growing consumer affluence and brand-building; growing cross-straits ties between the People’s Republic of China and Taiwan; potential as beneficiary of Government fiscal stimuli; and rising potential as an industry leader with international competitiveness. The portfolio managers sell securities as they deem appropriate in accordance with sound investment practices and the Fund’s investment objectives and as necessary for redemption purposes.

In selecting investments, the portfolio managers may seek the input of a global research platform, regional portfolio managers and single country managers. In addition to traditional research activities, the portfolio managers use Grassrootssm Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a “second look” at potential investments and checks marketplace assumptions about market demand for particular products and services.

The Fund is “non-diversified,” which means that it may invest a significant portion of its assets in a relatively small number of issuers, which may increase risk.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. Although the Fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Effective January 28, 2013, the Fund changed its name from “Allianz RCM China Equity Fund” to “AllianzGI China Equity Fund.”

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first seven risks):

• Market Risk • Issuer Risk • Equity Securities Risk • China-Related Risk • Non-U.S. Investment Risk • Focused Investment Risk	• Emerging Markets Risk • Credit and Counterparty Risk • Currency Risk • Derivatives Risk • IPO Risk	• Leveraging Risk • Liquidity Risk • Management Risk • Smaller Company Risk • Turnover Risk

146	Allianz Multi-Strategy Funds

AllianzGI China Equity Fund (continued)

Please see “Summary of Principal Risks” following this section for a description of these and other risks of investing in the Fund.

Prospectus	147

AllianzGI Convertible Fund

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consisting of capital appreciation and current income Fund Category Convertible Securities	Fund Focus Convertible securities	Approximate Primary Capitalization Range All capitalizations Dividend Frequency Quarterly

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in convertible securities, which include, but are not limited to, corporate bonds, debentures, notes or preferred stocks and their hybrids that can be converted into (exchanged for) equity securities or other securities, such as warrants or options, which provide an opportunity for equity participation. The Fund may invest in securities of any market capitalization or credit quality, and may from time to time invest a significant amount of its assets in securities of smaller companies. The Fund may also invest up to 20% of its net assets in nonconvertible debt securities rated below investment grade (rated Ba or below by Moody’s, or BB or below by S&P or Fitch, or if unrated, determined by the Sub-Adviser to be of comparable quality). The Fund may also invest in securities issued by the U.S. government and its agencies and instrumentalities.

The portfolio managers follow a disciplined, fundamental bottom-up research process, which facilitates the early identification of convertible securities issuers demonstrating the ability to improve their fundamental characteristics. The portfolio managers select issuers that exceed minimum fundamental metrics and exhibit the highest visibility of future expected operating performance. The fundamental research process generally includes: a breakdown of a company and its growth by division and region, including revenue model analysis; profit margin analysis; analysis of experience and quality of its management; industry dynamics and competitive analysis; distribution channel and supply chain analysis; and macroeconomic climate analysis. The portfolio managers may consider selling a particular security when the portfolio managers perceive a change in company fundamentals, a decline in relative attractiveness to other issues, and/or a decline in industry fundamentals, or if any of the original reasons for purchase materially changes.

The portfolio managers evaluate each security’s investment characteristics as a fixed income instrument as well as its potential for capital appreciation. The portfolio managers seek to capture approximately 60-80% of the upside performance of the underlying equities with 50% or less of the downside exposure.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts, warrants and other derivative instruments. Although the Fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Effective January 28, 2013, the Fund changed its name from “Allianz AGIC Convertible Fund” to “AllianzGI Convertible Fund.”

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first nine risks):

• Market Risk • Issuer Risk • Convertible Securities Risk • Interest Rate Risk • Credit and Counterparty Risk	• Call Risk • Equity Securities Risk • High Yield Risk • Liquidity Risk • Derivatives Risk	• Focused Investment Risk • Leveraging Risk • Management Risk • Smaller Company Risk • Turnover Risk

Please see “Summary of Principal Risks” following this section for a description of these and other risks of investing in the Fund.

148	Allianz Multi-Strategy Funds

AllianzGI Disciplined Equity Fund

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation Fund Category Blend Stocks	Fund Focus Equity securities of U.S. companies	Approximate Primary Capitalization Range Greater than $1.5 billion Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities and equity-related instruments. The Fund will invest primarily in U.S. companies with market capitalizations of at least $1.5 billion. The Fund may also invest up to 20% of its assets in non-U.S. securities (but no more than 10% in companies located in any one non-U.S. country or 10% in emerging market securities). The Fund may invest in initial public offerings (IPOs).

In analyzing specific companies for possible investment, the portfolio manager ordinarily looks for several of the following characteristics: strong potential for capital appreciation; substantial capacity for growth in revenue, cash flow and/or earnings through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services and/or a steady stream of new products and services. Investments are not restricted to companies with a record of dividend payments. Although the Fund is diversified, it may hold a relatively small number of securities at any given time. The portfolio manager sells securities as he deems appropriate in accordance with sound investment practices and the Fund’s investment objective and as necessary for redemption purposes.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. Although the Fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Effective January 28, 2013, the Fund changed its name from “Allianz RCM Disciplined Equity Fund” to “AllianzGI Disciplined Equity Fund.”

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first three risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Credit and Counterparty Risk • Currency Risk	• Derivatives Risk • Emerging Markets Risk • Focused Investment Risk • IPO Risk • Leveraging Risk	• Liquidity Risk • Management Risk • Non-U.S. Investment Risk • Smaller Company Risk • Turnover Risk

Please see “Summary of Principal Risks” following this section for a description of these and other risks of investing in the Fund.

Prospectus	149

AllianzGI Dynamic Emerging Multi-Asset Fund

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation Fund Category Multi-Asset	Fund Focus Exposure to a combination of emerging markets equity securities, emerging markets fixed-income securities, commodities	Approximate Primary Capitalization Range All capitalizations Dividend Frequency At least annually

The Fund seeks to achieve its objective by applying a disciplined and tactical investment process across a range of asset classes that the portfolio managers believe exhibit strong growth characteristics. The Fund normally invests at least 80% of its net assets (plus borrowings made for investment purposes) in securities and instruments that are tied economically to emerging markets countries. The Fund currently defines emerging markets countries as countries with securities markets which are, in the opinion of the portfolio managers, less sophisticated than more developed markets in terms of participation by investors, analyst coverage, liquidity and/or regulation. Such countries typically have economies undergoing rapid growth driven by industrialization, rising exports, and increased business activity. Emerging market securities may include those listed in standard indices (e.g., in the MSCI Emerging Markets Index, the JP Morgan EMBI+ Index, and the MSCI Frontier Market Index) as well as securities not represented in these indices, if they are domiciled or issued in emerging markets, including “frontier markets” (i.e., markets that have lower market capitalization and liquidity than the more developed emerging markets), or if they generate a majority of their earnings in these markets.

The portfolio managers target a mix of asset classes and select individual investments that they believe offer efficient exposure to each such asset class. The Fund achieves its exposure to specific asset classes through investments in certain acquired funds (as described below) and/or through direct investments in instruments such as equity securities, fixed income securities, or related derivatives on such equity or fixed income securities. The Fund, at inception and as long as it remains small, will gain exposure to the desired asset classes primarily through acquired funds and/or via derivatives. As the Fund grows in size, it will seek to achieve economies of scale by investing directly in individual securities and other instruments.

The first step of the investment process is to determine the asset classes best positioned to take advantage of growth trends in emerging markets, such as emerging market equities, emerging market fixed income and commodities. The portfolio managers believe building a diversified portfolio with multiple asset classes that have different risk and return profiles can help the Fund to realize its objective. In the second step of the process, the portfolio managers analyze market cycles, economic cycles, and valuations, of each asset class and their components to develop a tactical asset view across asset classes, which may ultimately lead to dynamic shifts in the Fund’s exposures to individual holdings and asset classes. The portfolio managers employ a risk management strategy which may cause them to adjust this allocation in an effort to mitigate certain downside risks such as severe downward price movements or other market stresses.

Having arrived at a final asset allocation across asset classes, the Fund’s portfolio managers conduct an active selection process for acquired funds and/or direct investments to gain the intended exposure to the relevant asset classes. The managers have the flexibility to select either (i) “passive” instruments that are chosen for their ability to track a particular asset class in what the portfolio managers believe to be the most effective and cost-efficient manner, (ii) “active” funds that may not track the asset class as tightly but provide the potential to generate return via active security selection (by the managers of such funds) within an asset class, or (iii) direct investments by the Fund in individual securities and other instruments to generate return via active selection within an asset class. The Fund may exit a position if the portfolio managers locate another instrument that offers a more attractive exposure to an asset class or when there is a change in the Fund’s target asset allocation.

As an integral part of its asset allocation process, the Fund employs a risk management strategy. One of the components of the risk management strategy considers tail risk, or the risk that the Fund will not meet its objectives because of an outsized loss in the asset classes represented in its portfolio. Factors included in the tail risk measurement analysis include, but are not limited to, the declines suffered by the Fund and the asset classes represented in the Fund in recent months, how frequently such losses have occurred and the relationship in the price movements between the emerging market asset classes. The risk management strategy takes into account the Fund’s risk profile in connection with its exposure to each asset class and may cause the Fund to reduce its exposure to one or more of these asset classes and to raise holdings in cash and cash equivalents as a defensive position in times of significant market stress. Although the portfolio managers believe this strategy will help them achieve their long-term objective of capital appreciation, over shorter periods the Fund may not achieve its investment objectives when holding such defensive investments.

As a consequence of the portfolio managers’ tactical adjustments and risk management processes, the Fund may have a high portfolio turnover rate, which may be in excess of 100%.

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AllianzGI Dynamic Emerging Multi-Asset Fund (continued)

Under normal conditions, the Fund will principally gain exposure to emerging market equity securities through acquired funds and/or direct investments in equity securities (or derivatives on such securities, including futures). Under normal conditions, the Fund will principally gain exposure to emerging market fixed-income securities through swaps and acquired funds. The Fund may also gain exposure to emerging market fixed income investments through direct investments in fixed income securities (or derivatives on such securities, including futures). Under normal conditions, the Fund will principally gain exposure to commodities through acquired funds.

The Fund may invest using a “fund of funds” structure, which is a term used to describe mutual funds that pursue their investment objective by investing largely or entirely in other funds. To the extent that the Fund utilizes a “fund of funds” structure, it may invest in certain acquired funds (which may include certain affiliated mutual funds and exchange-traded funds (“ETFs”) sponsored by Allianz and Pacific Investment Management Company LLC (“PIMCO”) (the “Underlying Funds”) and ETFs, mutual funds and pooled vehicles other than the Underlying Funds (together, “Other Acquired Funds”)). The Fund may invest up to 10% of its assets in unaffiliated investment companies (including ETFs).

The Fund may invest in issuers of any capitalization and may participate in initial public offerings (“IPOs”). The Fund may invest significantly in short-term bonds and cash and other investments that provide emerging markets exposure such as local emerging market bonds and emerging market currencies (or derivatives on such currencies). The Fund may invest in fixed income securities of any duration as well as high yield or junk bonds. In order to gain exposure to desired asset classes or securities, or for hedging or other investment purposes, the Fund may also utilize options, stock index futures contracts, warrants and other derivative instruments.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first three risks):

• Allocation Risk • Emerging Markets Risk • Management Risk • Commodity Risk • Credit and Counterparty Risk	• Currency Risk • Derivatives Risk • Equity Securities Risk • Fixed Income Risk • High Yield Risk • Interest Rate Risk	• IPO Risk • Issuer Risk • Market Risk • Non-U.S. Investment Risk • Smaller Company Risk • Turnover Risk • Underlying Fund and Other Acquired Fund Risks

Please see “Summary of Principal Risks” following this section for a description of these and other risks of investing in the Fund.

Prospectus	151

AllianzGI Global Fundamental Strategy Fund

Principal Investments and Strategies	Investment Objective
Seeks to generate positive real absolute returns through a complete market cycle (rolling 3-year period) by investing in a broad range of global asset classes

Fund Category
Multi-Asset	Fund Focus Global Equities, Global Fixed Income Securities and Derivatives on Equity and Fixed Income Securities	Approximate Primary Capitalization Range All capitalizations Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing in a broad range of U.S. and non-U.S. securities with a focus on equities, fixed income securities and related derivative instruments. The Fund will, under normal circumstances, invest at least 40% of its total assets in non-U.S. securities, including emerging markets securities, and will allocate its investments among securities that are economically tied to issuers in at least three countries (one of which may be the United States). The Fund may gain such exposure to non-U.S. securities either directly or through indirect means (as discussed generally in “Characteristics and Risks of Securities and Investment Techniques—Capitalization Criteria, Percentage Investment Limitations and Alternative Means of Gaining Exposure”), provided that the Fund will generally not consider currency related instruments to provide such exposure. The Fund may have exposure to issuers in a broad range of market capitalizations, geographies and industries, as well as to fixed income and convertible instruments with a broad range of credit quality ratings and durations. It is expected that the Fund’s debt and convertible securities may include significant exposure to securities rated below investment grade or unrated securities deemed to be of equivalent quality by the portfolio managers (sometimes referred to as “high yield securities” or “junk bonds”). The Fund invests across the entire range of maturities of high yield securities. In order to gain exposure to desired asset classes or securities, or for hedging or other investment purposes, the Fund expects to utilize derivative instruments, such as foreign currency exchange contracts, options, stock index futures contracts, warrants, forwards, futures contracts and swap agreements.

The Fund may gain exposure to commodities through investments in acquired funds and or derivatives that reference individual commodities or commodity indices. In particular, the Fund expects to invest in swaps, futures, options on futures and/or options on commodities in order to gain commodities exposure. The Fund’s intention to qualify as a regulated investment company for U.S. federal income tax purposes may limit the manner in or extent to which the Fund gains such exposure.

The Fund may, at any time, invest in certain acquired funds (which may include certain affiliated mutual funds and ETFs sponsored by Allianz and Pacific Investment Management Company LLC (“PIMCO”) (the “Underlying Funds”) and ETFs, mutual funds and pooled investment vehicles other than the Underlying Funds (“Other Acquired Funds”). The Fund may invest up to 10% of its net assets in unaffiliated hedge funds, funds of hedge funds and acquired funds that are Undertakings for Collective Investment in Transferable Securities (“UCITS”). A portion of the Fund’s positions in acquired funds (but no more than 15% of the Fund’s net assets when taken together with any other illiquid assets held by the Fund) is expected to be illiquid (i.e., securities that the Fund would not be able to sell or dispose of in the ordinary course of business within seven calendar days).

The allocation of the Fund’s investments across asset classes will vary from time to time, based upon the portfolio managers’ consideration of factors, including but not limited to, changes in equity prices, changes in interest rates and other economic and market factors. One or more asset classes may be more heavily weighted than others in the Fund’s portfolio at any time and from time to time, and sometimes to a substantial extent.

The investment decisions of the portfolio managers are based on a fundamental management approach. The portfolio generally consists of a core portion and an opportunistic portion which are managed as part of a single portfolio or strategy. The portion of the Fund’s assets that comprise the core portion serves as a foundation for the overall portfolio, as it seeks to generate stable returns over the market cycle as the portfolio managers buy investments that they expect to deliver what the portfolio managers consider attractive, stable returns (e.g., dividend paying stocks or fixed income instruments providing current income, which are trading at attractive valuations) and is generally expected to exhibit a lower turnover rate.

The opportunistic portion is designed to capture shorter term investment opportunities and could be considered as riskier relative to the core portion of the Fund. Typically, the opportunistic portion will target investments that can provide capital gains over a relatively short time horizon, and is expected exhibit higher turnover than the core portion.

The portfolio managers regularly monitor the risk and return profile of both the core and opportunistic portions of the portfolio. While the team generally has a longer time horizon for holdings in the core portion of

152	Allianz Multi-Strategy Funds

AllianzGI Global Fundamental Strategy Fund (continued)

the portfolio, the team will review a holding for sale if the underlying issuer’s fundamental characteristics no longer meet the investment team’s criteria. For holdings in the opportunistic portion of the portfolio, the team evaluates holdings for potential changes in their fundamental position and also monitors price movement relative to the applicable price target. Holdings at or near their price target would generally be liquidated in order to make room for new opportunistic investment ideas.

The allocation of the Fund’s capital between the core and opportunistic components will vary, reflecting market circumstances and the manager’s ability to locate suitable investments for the two components. Such allocations may not be equal and an allocation to one component may be significantly larger than an allocation to the other component.

The opportunistic portion of the portfolio may include short positions in individual securities or options. The Fund at inception may gain short exposure through the use of derivatives. As the Fund grows in size, it may seek to gain short exposure through transactions in which the Fund sells a security or other instrument (such as an option forward, futures or other derivative contract) that it does not own. The Fund will typically take such short positions where it does not own the security sold short or have the immediate right to acquire the security at no cost (i.e., the Fund will not typically sell short “against the box”). The Fund may incur certain expenses with respect to securities sold short, including short sale fees and substitute dividend expense. The level of these expenses will vary based on, among other factors, the extent of the Fund’s short positions, the dividends paid with respect to securities sold short, and the timing of the Fund’s short sale transactions, each of which will vary over time and from time to time. Short sale fees are amounts paid to borrow securities from the lender’s inventory. Substitute dividend expense on securities sold short refers to paying the value of dividends to the securities’ lenders.

The Fund may invest in issuers of any capitalization and may participate in initial public offerings (“IPOs”). The Fund may invest significantly in short-term inflation-linked bonds, emerging markets equities, and U.S. government bonds. The Fund may also invest a portion of its assets in real estate investment trusts (REITs). In response to adverse market, economic, political or other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in cash and cash equivalents. The Fund may be less likely to achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first eight risks):

• Allocation Risk • Derivatives Risk • Issuer Risk • Management Risk • Non-U.S. Investment Risk • Commodity Risk • Market Risk • Emerging Markets Risk	• Credit and Counterparty Risk • Currency Risk • Equity Securities Risk • Fixed Income Risk • Index Risk • Interest Rate Risk • IPO Risk • High Yield Risk	• Leveraging Risk • Liquidity Risk • REIT and Real Estate-Related Investment Risk • Short Selling Risk • Smaller Company Risk • Tax Risk • Turnover Risk • Underlying Fund and Other Acquired Fund Risks

Please see “Summary of Principal Risks” following this section for a description of these and other risks of investing in the Fund.

Prospectus	153

AllianzGI Global Managed Volatility Fund

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation Fund Category Blend Stocks	Fund Focus Global All Cap Equity Securities	Approximate Primary Capitalization Range Same as the MSCI World Index Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by creating a portfolio of global equities that manages overall portfolio volatility. The Fund normally invests primarily in equity securities of companies located both in the U.S. and outside of the U.S., and will not invest the greater of: (i) 50% of its net assets, or (ii) a portion of its net assets equal to 5% more than the applicable country’s weight in the MSCI World Index, in companies within any single country (including the U.S.). As of December 31, 2012, the capitalization weighting of the U.S. in the MSCI World Index was approximately 52.3%. The Fund may invest in issuers of any size market capitalization, including smaller capitalization companies. The Fund may also invest in initial public offerings (IPOs). The Fund will normally focus its investments in developed countries, but reserves the flexibility to invest in emerging market securities as well.

The portfolio managers use a dynamic quantitative process combined with a fundamentals-based, actively managed security selection process to make individual security and sector selection decisions. Under the Sub-Adviser’s managed volatility strategy, the portfolio managers seek to emphasize stocks that exhibit a lower sensitivity to broader market movements (or “beta”), as they believe that stocks with higher betas are not rewarded with commensurately higher returns by the market. The portfolio construction process is iterative in nature. Initially, the portfolio managers build a fully invested and diversified portfolio subject to country, sector, capitalization and security constraints with a goal of minimizing total volatility as measured by the standard deviation of returns (a measure of risk) with a preference for investments with risk profiles that are generally lower than in the market. The team then overlays a proprietary stock selection model and seeks to build a final portfolio of stocks that considers the trade off between volatility and sources of relative outperformance (or “alpha”). The portfolio managers consider whether to sell a particular security when any of the above factors materially changes, or when a more attractive investment candidate is available.

The Fund may have a high portfolio turnover rate, which may be in excess of 100%.

In addition to equity securities (such as preferred stocks, convertible securities and warrants) and equity-related instruments, the Fund may invest in securities issued in initial public offerings (IPOs), and utilize foreign currency exchange contracts, options, stock index futures contracts, warrants and other derivative instruments. Although the Fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Effective January 28, 2013, the Fund changed its name from “Allianz AGIC Global Managed Volatility Fund” to “AllianzGI Global Managed Volatility Fund.”

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first three risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Credit and Counterparty Risk • Currency Risk • Derivatives Risk	• Emerging Markets Risk • Focused Investment Risk • IPO Risk • Leveraging Risk • Liquidity Risk	• Management Risk • Non-U.S. Investment Risk • Smaller Company Risk • Turnover Risk

Please see “Summary of Principal Risks” following this section for a description of these and other risks of investing in the Fund.

154	Allianz Multi-Strategy Funds

AllianzGI Global Water Fund

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation Fund Category Sector-Related Stocks	Fund Focus Equity securities of water-related companies worldwide	Approximate Primary Capitalization Range All capitalizations Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks and other equity securities of companies that are represented in one or more of the S&P Global Water Index, the Palisades Water or Global Water Indices or the Janney Water Index (Composite), or that are substantially engaged in water-related activities. For purposes of the 80% test, the portfolio managers consider a company to be “substantially engaged” in water-related activities if it derives at least 50% of its revenues or profits from, or devotes at least 50% of its assets to, such activities. The portfolio managers consider “water-related activities” as those commercial activities that relate to the quality or availability of or demand for potable and non-potable water and include but are not necessarily limited to the following: water production, storage, transport and distribution; water supply-enhancing or water demand-reducing technologies and materials; water planning, control and research; water conditioning, such as filtering, desalination, disinfection and purification; sewage and liquid waste treatment; and water delivery-related equipment and technology, consulting or engineering services relating to any of the above-mentioned activities. See “Summary of Principal Risks—Water-Related Risk” in this Prospectus. The Fund’s portfolio managers are not constrained by capitalization limitations. The Fund invests, under normal circumstances, at least 40% of its total assets in non-U.S. securities, and allocates its investments among securities of issuers located in at least eight different countries (which may include the United States). The Fund may invest in emerging market securities. The Fund may also purchase securities in initial public offerings (IPOs).

In making investment decisions for the Fund, the portfolio managers select investments on a bottom-up basis irrespective of market capitalization, geography, industry/sector or growth- or value-orientation. In selecting investments for the Fund, the portfolio managers ordinarily look for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services and/or a steady stream of new products and services. Investments are not restricted to companies with a record of dividend payments. In analyzing specific companies for possible investment, the portfolio managers may also consider the anticipated economic growth rate, political outlook, inflation rate, currency outlook and interest rate environment for the country and the region in which the company is located. The portfolio managers sell securities as they deem appropriate in accordance with sound investment practices and the Fund’s investment objective and as necessary for redemption purposes.

In selecting investments, the portfolio managers may seek the input of a global research platform, regional portfolio managers and single country managers. In addition to traditional research activities, the portfolio managers use Grassrootssm Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a “second look” at potential investments and checks marketplace assumptions about market demand for particular products and services.

The Fund is “non-diversified,” which means that it may invest a significant portion of its assets in a relatively small number of issuers, which may increase risk.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. Although the Fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Effective January 28, 2013, the Fund changed its name from “Allianz RCM Global Water Fund” to “AllianzGI Global Water Fund.”

Prospectus	155

AllianzGI Global Water Fund (continued)

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Water-Related Risk • Focused Investment Risk • Non-U.S. Investment Risk	• Credit and Counterparty Risk • Currency Risk • Derivatives Risk • Emerging Markets Risk • IPO Risk • Leveraging Risk	• Liquidity Risk • Management Risk • Smaller Company Risk • Turnover Risk

Please see “Summary of Principal Risks” following this section for a description of these and other risks of investing in the Fund.

156	Allianz Multi-Strategy Funds

AllianzGI High Yield Bond Fund

Principal Investments and Strategies	Investment Objective Seeks a high level of current income and capital growth Fund Category Fixed Income Securities	Fund Focus Higher yielding fixed income securities	Credit Quality Minimum 80% of assets below rated Ba/BB or below Dividend Frequency Monthly

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in high yield securities (“junk bonds”), which are fixed income securities rated below investment grade (rated Ba or below by Moody’s, or BB or below by S&P or Fitch, or if unrated, determined by the Sub-Adviser to be of comparable quality). The Fund’s fixed income securities may be fixed-, variable- or floating-rate. The Fund invests across the entire range of maturities of high yield securities.

The portfolio managers follow a disciplined, fundamental bottom-up research process, which facilitates the early identification of high yield issuers demonstrating their ability to improve their fundamental characteristics. The portfolio managers select issuers that exceed minimum credit statistics and exhibit the highest visibility of future expected operating performance. The portfolio managers look for the following in high yield investment candidates: ability to exceed market expectations of operating earnings; the potential for bond rating upgrades; debt reduction capabilities; the ability to secure other sources of capital; and the potential to be recognized as an acquisition candidate. The fundamental research process generally includes: breakdown of a company and its growth by division and region, including revenue model analysis; profit margin analysis; experience and quality of its management; industry dynamics and competitive analysis; distribution channel and supply chain analysis; and macroeconomic climate. The portfolio managers may consider selling a particular security when the portfolio managers perceive a change in credit fundamentals, a decline in relative attractiveness to other issues, and/or a decline in industry fundamentals, or if any of the original reasons for purchase materially changes.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts, warrants and other derivative instruments. Although the Fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Effective January 28, 2013, the Fund changed its name from “Allianz AGIC High Yield Bond Fund” to “AllianzGI High Yield Bond Fund.”

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

• Market Risk • Issuer Risk • Interest Rate Risk • High Yield Risk	• Credit and Counterparty Risk • Liquidity Risk • Derivatives Risk • Focused Investment Risk	• Leveraging Risk • Management Risk • Smaller Company Risk • Turnover Risk

Please see “Summary of Principal Risks” following this section for a description of these and other risks of investing in the Fund.

Prospectus	157

AllianzGI International Small-Cap Fund

Principal Investments and Strategies	Investment Objective Seeks maximum long-term capital appreciation Fund Category International Growth Stocks	Fund Focus Equity securities of smaller non-U.S. companies	Approximate Primary Capitalization Range Less than $5 billion Dividend Frequency At least annually

The Fund seeks to achieve its objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in companies with smaller market capitalizations. The Fund currently considers smaller market capitalization companies to be companies with market capitalizations of below $5 billion. The Fund normally allocates its investments among securities of issuers located in at least eight different countries (one of which may be the United States). The Fund may invest up to 30% of its assets in emerging market securities (but no more than 10% in any one emerging market country). The Fund may invest in initial public offerings (IPOs).

Regional portfolio managers in Europe and Asia collaborate to produce a portfolio that is believed likely to have the best investment opportunities from each of those regions. In making investment decisions for the Fund, the portfolio managers develop forecasts of economic growth, inflation and interest rates that are used to help identify regions and countries that are likely to offer the best investment opportunities. The portfolio managers may consider the anticipated economic growth rate, political outlook, inflation rate, currency outlook and interest rate environment for the country and the region in which a company is located. In addition, the portfolio managers ordinarily look for the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services or a steady stream of new products and services. Investments are not restricted to companies with a record of dividend payments. The portfolio managers sell securities as they deem appropriate in accordance with sound investment practices and the fund’s investment objectives and as necessary for redemption purposes.

In addition to traditional research activities, the portfolio managers use Grassrootssm Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a “second look” at potential investments and checks marketplace assumptions about market demand for particular products and services.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts, warrants and other derivative instruments. Although the Fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Effective January 28, 2013, the Fund changed its name from “Allianz RCM International Small-Cap Fund” to “AllianzGI International Small-Cap Fund.”

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Non-U.S. Investment Risk • Emerging Markets Risk	• Smaller Company Risk • Credit and Counterparty Risk • Currency Risk • Derivatives Risk • Focused Investment Risk	• IPO Risk • Leveraging Risk • Liquidity Risk • Management Risk • Turnover Risk

Please see “Summary of Principal Risks” following this section for a description of these and other risks of investing in the Fund.

158	Allianz Multi-Strategy Funds

AllianzGI Micro Cap Fund

Principal Investments and Strategies	Investment Objective Seeks maximum long-term capital appreciation Fund Category Growth Stocks	Fund Focus Micro-capitalization common stocks	Approximate Primary Capitalization Range Similar to Russell Microcap Growth Index Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of micro-cap companies. The Fund currently defines micro-cap companies as those with market capitalizations comparable to companies included in the Russell Microcap Growth Index (between $6 million and $1.865 billion as of February 28, 2013). The Fund may invest in initial public offerings (IPOs).

The portfolio managers follow a disciplined, fundamental bottom-up research process focusing on companies undergoing positive fundamental change, with sustainable growth characteristics. The portfolio managers look for what they believe to be the best risk-reward candidates within the investment universe, defined as equities that are expected to appreciate based on accelerating fundamental performance, rising expectations and related multiple expansion. Company specific research includes industry and competitive analysis, revenue model analysis, profit analysis and balance sheet assessment. Once the portfolio managers believe that positive fundamental change is occurring and will likely lead to accelerating fundamental performance, they seek evidence that performance will not be short-lived but rather a longer-term sustainable trend. Lastly, the portfolio managers determine if the investment is timely with regard to relative valuation and price strength, exploiting stocks that are under-priced relative to their potential. The portfolio managers may consider selling a particular security if any of the original reasons for purchase materially changes or a more attractive total return candidate is identified. The Fund may have a high portfolio turnover rate, which may be up to 200% or more.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts, warrants and other derivative instruments. Although the Fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Effective January 28, 2013, the Fund changed its name from “Allianz AGIC Micro Cap Fund” to “AllianzGI Micro Cap Fund.”

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first four risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Smaller Company Risk	• Credit and Counterparty Risk • Derivatives Risk • Focused Investment Risk • IPO Risk	• Leveraging Risk • Liquidity Risk • Management Risk • Turnover Risk

Please see “Summary of Principal Risks” following this section for a description of these and other risks of investing in the Fund.

Prospectus	159

AllianzGI Multi-Asset Real Return Fund

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation emphasizing inflation-adjusted returns Fund Category Multi-Asset	Fund Focus Exposure to a combination of commodities, REITS, global resource equities, TIPs	Approximate Primary Capitalization Range All Capitalizations Dividend Frequency Annually

The Fund’s objective is long-term capital appreciation emphasizing inflation-adjusted returns. In seeking to achieve this objective, the Fund focuses on asset classes that are highly correlated to inflation. The portfolio managers believe that the following selected asset classes can provide attractive returns in inflationary environments.

• Commodities investments can track inflation because commodity prices drive input costs, which in turn influence Consumer Price Index (CPI) changes.

    •   Real Estate-related investments, such as securities of real estate-related companies, real estate investment trusts (REITs), real estate operating companies (REOCs) and related instruments and derivatives, can provide a link to inflation (e.g., if property owners are able to raise rents to offset rising input costs.)

    •   Global resource equities are linked to inflation because resource-related businesses typically provide productivity-enhancing inputs and generally are able to benefit from rising raw material prices and by including any cost increases associated with inflation to the final costs charged to customers.

    •   Treasury Inflation Protected Securities (TIPS) are debt securities with notional amounts that are directly linked to the development of CPI measures. As such, TIPS can be used directly to hedge against inflation.

The portfolio managers believe that they can enhance the Fund’s ability to meet its objective by building a diversified portfolio with multiple asset classes that have different risk and return profiles but are highly correlated to inflation. The Fund mainly invests in active or passive mutual funds, exchange traded funds (ETFs), stocks, fixed income securities, and derivatives. The Fund at inception will gain exposure to the desired asset classes partially through acquired funds. As the Fund grows in size, it will seek to achieve economies of scale by investing to an increasing degree directly in individual securities and other instruments.

The managers may also allocate a portion of the portfolio to emerging market equities and emerging market fixed income securities, and such allocation would be separate from the Fund’s exposure to the current primary asset classes associated with inflation (i.e., TIPS, real estate-related investments, commodities and global resource equities). Emerging market exposure serves the Fund’s investment objective because these economies tend to benefit from rising commodity prices and because investments in emerging markets provide additional portfolio diversity and may present opportunities to generate additional return.

The portfolio managers apply an active asset allocation approach based on their assessments of market cycles, economic cycles, and asset class valuations to enhance the risk and return profile of the Fund. As such, the exposures to the asset classes can vary substantially over time. Further, with the intention of mitigating downside risks, the portfolio managers may decide to reduce the portion of the Fund’s assets invested in its current four major asset classes and raise holdings in cash, cash equivalents and U.S. Treasury bonds. As a consequence of the manager’s asset allocation shifts, the Fund may have a high portfolio turnover rate, which may exceed of 100% per annum.

The Fund’s portfolio managers conduct an active selection process for acquired funds and/or direct investments to gain the intended exposure to the relevant asset classes. The manager has the flexibility to select either (i) “passive” instruments that are chosen for their ability to track a particular asset class in what the portfolio managers believe to be the most effective and cost-efficient manner, (ii) “active” funds that may not track the asset class as tightly but provide the potential to generate return via active security selection (by the managers of such funds) within an asset class, or (iii) direct investments by the Fund in individual securities and other instruments to generate return via active selection within an asset class. The Fund may exit a position if the portfolio managers locate another instrument that offers a more attractive exposure to an asset class or when there is a change in the Fund’s target asset allocation.

The Fund currently intends to gain its commodity exposure principally through acquired funds, but may gain exposure in other ways that the portfolio managers believe are beneficial. The Fund initially intends to gain its principal exposure to global resource equities through acquired funds. As the Fund grows in size, it may increasingly hold individual equity and fixed-income securities (or derivatives on such securities) of global resources companies, which the portfolio managers consider to be companies principally engaged in the research, development, manufacturing, extraction, distribution, or sale of materials, energy, or goods related to

160	Allianz Multi-Strategy Funds

AllianzGI Multi-Asset Real Return Fund (continued)

cyclical or commodity industries, such as oil & gas, minerals, base metals, precious metals, chemicals, fertilizers, paper products, coal, alternative energy and steel. The Fund may gain exposure to real estate-related investments and TIPS through acquired funds or through direct investments in these instruments.

The Fund may invest using a “fund of funds” structure, which is a term used to describe mutual funds that pursue their investment objective by investing largely or entirely in other funds. To the extent that the Fund utilizes a “fund of funds” structure, it may invest in certain acquired funds (which may include certain affiliated mutual funds and ETFs sponsored by Allianz and Pacific Investment Management Company LLC (“PIMCO”) (the “Underlying Funds”) and ETFs, mutual funds and pooled vehicles other than the Underlying Funds (together, “Other Acquired Funds”)). The Fund may invest up to 10% of its assets in unaffiliated investment companies.

The Fund may invest in issuers of any capitalization and may participate in initial public offerings (IPOs). The Fund may invest significantly in short-term inflation-linked bonds, emerging market equities, and U.S. government bonds. The Fund may also invest in fixed income securities of any duration as well as high yield or junk bonds. In order to gain exposure to desired asset classes or securities, or for hedging or other investment purposes, the Fund may also utilize foreign currency exchange contracts, options, futures contracts (including stock index and other types of futures), warrants and other derivative instruments.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first three risks):

• Allocation Risk • Underlying Fund and Other Acquired Fund Risks • Management Risk • Commodity Risk • Currency Risk • Derivatives Risk • Emerging Markets Risk	• Equity Securities Risk • Fixed Income Risk • High Yield Risk • Index Risk • Interest Rate Risk • IPO Risk • Issuer Risk	• Liquidity Risk • Market Risk • Non-U.S. Investment Risk • REIT and Real Estate-Related Investment Risk • Smaller Company Risk • Turnover Risk

Please see “Summary of Principal Risks” following this section for a description of these and other risks of investing in the Fund.

Prospectus	161

AllianzGI NFJ Emerging Markets Value Fund

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation Fund Category International Stocks	Fund Focus Equity securities of companies domiciled in emerging market countries	Approximate Primary Capitalization Range Greater than $500 million Dividend Frequency Quarterly

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of companies that are domiciled in or tied economically to countries with emerging securities markets—that is, countries with securities markets which are, in the opinion of the portfolio managers, less sophisticated than more developed markets in terms of participation by investors, analyst coverage, liquidity and regulation. The Fund may achieve its exposure to non-U.S. equity securities in several ways, including through investing in American Depositary Receipts (ADRs) and other depositary receipts, in addition to direct investments in the securities of non-U.S. issuers. The Fund may also utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments, as well as access products such as participatory notes. Although the Fund does not expect to invest significantly in foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments, it may do so at any time.

In selecting investments for the Fund, the portfolio managers use a value investing style focusing on equity securities of companies whose securities the portfolio managers believe have low valuations, including smaller capitalization securities and real estate investment trusts (REITs). The portfolio managers partition the Fund’s initial selection universe of non-U.S. and U.S. companies for dividend-paying value opportunities across the emerging markets to determine potential holdings for the Fund representing broad diversification by sector, industry, country and issue. The portfolio managers use quantitative factors to screen the Fund’s selection universe, analyzing factors such as price-to-earnings ratios (i.e., share price relative to a company’s earnings), dividend yield, price-to-book ratios (i.e., share price relative to a company’s balance sheet value), price-to-cash-flow ratios (i.e., share price relative to a company’s cash flow). After still further narrowing the universe through a combination of qualitative analysis and fundamental research, the portfolio managers select approximately 125 to 175 securities for the Fund. The portfolio managers may consider selling a security when any of the factors leading to its purchase materially changes or when a more attractive candidate is identified, including when an alternative security demonstrates a lower price-to-earnings ratio, a higher dividend yield or other, favorable qualitative metrics.

In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may be less likely to achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Non-U.S. Investment Risk • Emerging Markets Risk	• Smaller Company Risk • Credit and Counterparty Risk • Currency Risk • Derivatives Risk • Liquidity Risk	• Management Risk • REIT and Real Estate-Related Investment Risk • Turnover Risk

162	Allianz Multi-Strategy Funds

AllianzGI NFJ Global Dividend Value Fund

Principal Investments and Strategies	Investment Objective Seeks long-term growth of capital and income Fund Category Global Stocks	Fund Focus Income-producing common stocks of U.S. and non-U.S. companies with potential for capital appreciation	Approximate Primary Capitalization Range In excess of $1 billion Dividend Frequency Quarterly

The Fund seeks to achieve its investment objective by normally investing primarily in common stocks of U.S. and non-U.S. companies with market capitalizations in excess of $1 billion. Under normal circumstances, the Fund will invest at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks and other equity securities of companies that pay or are expected to pay dividends. The Fund will, under normal circumstances, invest at least 40% of its total assets in non-U.S. securities and at least 25% of its total assets in U.S. securities, and will allocate its investments among securities of issuers located in at least three different countries (which may include the United States). The Fund will normally invest no more than 30% of its total assets in emerging market securities. The Fund may achieve its exposure to non-U.S. equity securities in several ways, including through investing in American Depositary Receipts (ADRs) and other depositary receipts, in addition to direct investments in the securities of non-U.S. issuers. The Fund may also invest a portion of its assets in real estate investment trusts (REITs).

In selecting investments for the Fund, the portfolio managers use a value investing style focusing on equity securities of companies whose securities the portfolio managers believe have low valuations. The portfolio managers use quantitative factors to screen the Fund’s initial selection universe of U.S. and non-U.S. companies. The portfolio managers classify the Fund’s selection universe by industry (without regard to geographic concentration) in order to determine potential holdings for the Fund representing a broad range of industry groups. Within each industry group, the portfolio managers further narrow the universe by analyzing factors such as price-to-earnings ratios (i.e., share price relative to a company’s earnings), dividend yield, price-to-book ratios (i.e., share price relative to a company’s balance sheet value), price-to-cash-flow ratios (i.e., share price relative to a company’s cash flow) and price momentum (i.e., changes in stock price relative to changes in overall market prices). After still further narrowing the universe through a combination of qualitative analysis and fundamental research, the portfolio managers select approximately 40 to 60 securities for the Fund. The portfolio managers may consider selling a security when any of the factors leading to its purchase materially changes or when a more attractive candidate is identified, including when an alternative security with strong fundamentals demonstrates a lower price-to-earnings ratio, a higher dividend yield or other, favorable qualitative metrics.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. Although the Fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Effective January 28, 2013, the Fund changed its name from “Allianz NFJ Global Dividend Value Fund” to “AllianzGI NFJ Global Dividend Value Fund.”

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Non-U.S. Investment Risk • Emerging Markets Risk	• Smaller Company Risk • Credit and Counterparty Risk • Currency Risk • Focused Investment Risk • Leveraging Risk	• Liquidity Risk • Management Risk • REIT and Real Estate-Related Investment Risk • Turnover Risk

Please see “Summary of Principal Risks” following this section for a description of these and other risks of investing in the Fund.

Prospectus	163

AllianzGI NFJ International Small-Cap Value Fund

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation Fund Category Value Stocks	Fund Focus Undervalued equity securities of non-U.S. companies with small capitalizations	Approximate Primary Capitalization Range Between $500 million and $5 billion Dividend Frequency Annually

The Fund seeks to achieve its objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks and other equity securities (such as preferred stocks, convertible securities and warrants) with smaller market capitalizations. The Fund currently considers smaller market capitalization companies to be companies with market capitalization of between $500 million and $5 billion. Under normal circumstances, the Fund expects to invest at least 65% of its net assets in non-U.S. equity securities. The Fund may invest up to 20% of its assets in emerging market securities. The Fund may also achieve its exposure to non-U.S. equity securities through investing in American Depositary Receipts (ADRs).

The portfolio managers seek stocks that are attractively priced, based on their industry relative P/E multiples and dividend yields. The portfolio managers use a value investing style focusing on companies whose securities the portfolio managers believe are undervalued. The portfolio managers partition the Fund’s selection universe by industry and then identify what they believe to be undervalued securities in each industry to determine potential holdings for the Fund representing a broad range of industry groups. The portfolio managers use quantitative factors to screen the Fund’s initial selection universe, analyzing factors such as price momentum (i.e., changes in security price relative to changes in overall market prices), earnings estimate revisions (i.e., changes in analysts’ earnings-per-share estimates) and fundamental changes. After narrowing the universe through a combination of qualitative analysis and fundamental research, the portfolio managers select securities for the Fund. In addition to common stocks and other equity securities, the Fund may invest in securities issued in initial public offerings (IPOs), and may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. Although the Fund does not expect to invest significantly in derivative instruments, it may do so at any time.

Effective January 28, 2013, the Fund changed its name from “Allianz NFJ International Small-Cap Value Fund” to “AllianzGI NFJ International Small-Cap Value Fund.”

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first nine risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Non-U.S. Investment Risk • Credit and Counterparty Risk	• Currency Risk • Emerging Markets Risk • Smaller Company Risk • Liquidity Risk • Derivatives Risk	• Focused Investment Risk • IPO Risk • Management Risk • Turnover Risk

Please see “Summary of Principal Risks” following this section for a description of these and other risks of investing in the Fund.

164	Allianz Multi-Strategy Funds

AllianzGI NFJ International Value II Fund

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation Fund Category International Stocks	Fund Focus Undervalued equity securities of non-U.S. companies with capitalizations greater than $1 billion	Approximate Primary Capitalization Range Greater than $1 billion Dividend Frequency Quarterly

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks and other equity securities of non U.S. companies with market capitalizations greater than $1 billion. The Fund normally invests a significant portion of its assets in securities that the portfolio managers expect will generate income (for example, by paying dividends). The Fund may invest up to 20% of its assets in emerging market securities. The Fund may also achieve its exposure to non-U.S. equity securities through investing in American Depositary Receipts (ADRs). The Fund normally will allocate its investments among securities of issuers located in at least three different countries (which may include the United States).

The portfolio managers use a value investing style focusing on companies whose securities the portfolio managers believe are undervalued. The portfolio managers partition the Fund’s selection universe by industry to identify what they believe to be undervalued securities in each industry to determine potential holdings for the Fund representing a broad range of industry groups. The portfolio managers use quantitative factors to screen the Fund’s selection universe analyzing factors such as price momentum (i.e., changes in security price relative to changes in overall market prices), earnings estimate revisions (i.e., changes in analysts’ earnings-per-share estimates) and fundamental changes. After still further narrowing the universe through a combination of qualitative analysis and fundamental research, the portfolio managers select approximately 75 to 125 securities for the Fund. The portfolio managers consider selling a security when any of the factors leading to its purchase materially changes or when a more attractive candidate is identified, including when an alternative security with strong fundamentals demonstrates a lower price-to-earnings ratio, a higher dividend yield or favorable qualitative metrics.

In addition to common stocks and other equity securities (such as preferred stocks, convertible securities and warrants), the Fund may invest in securities issued in initial public offerings (IPOs), and may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. Although the Fund does not expect to invest significantly in derivative instruments during its initial fiscal year, it may do so at any time.

In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may be less likely to achieve its investment objective when it does so.

Effective January 28, 2013, the Fund changed its name from “Allianz NFJ International Value II Fund” to “AllianzGI NFJ International Value II Fund.”

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Non-U.S. Investment Risk	• Emerging Markets Risk • Smaller Company Risk • Credit and Counterparty Risk • Currency Risk	• Focused Investment Risk • Liquidity Risk • Management Risk • Turnover Risk

Please see “Summary of Principal Risks” following this section for a description of these and other risks of investing in the Fund.

Prospectus	165

AllianzGI Redwood Fund

Principal Investments and Strategies	Investment Objective
Seeks long-term capital appreciation with a high degree of downside protection and reduced volatility relative to the broad U.S. equity market

Fund Category
Equity Long-Short (Alternative)	Fund Focus U.S. equity and equity related instruments and derivatives	Approximate Primary Capitalization Range Mid- and large-capitalization (generally in excess of $2 billion) Dividend Frequency At least annually

The Fund seeks to achieve its objective under normal circumstances by primarily investing in in-the-money (ITM) buy-writes on U.S. equities and writing out-of-the-money put options on U.S. equities. Buy-writes represent the combination of a long equity position and the sale of a call option against that equity position. By investing in buy-writes that are significantly in-the-money, the Fund receives cash (the premium) from the purchaser of the option, which generally provides the Fund with a positive return unless the market price of the equity position underlying the option falls below the initial purchase price less the option premium collected.

In selecting buy-write investments for the Fund, the portfolio managers use a combination of fundamental and quantitative methods. In analyzing specific buy-writes for possible investment, the portfolio managers ordinarily look for the following characteristics: protection down to a fundamentally derived estimate of “intrinsic value” as described below; attractive potential return relative to risk; and an appropriate correlation between the time to expiration and the estimate of intrinsic value. In addition to traditional research activities, the portfolio managers use Grassrootssm Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a “second look” at potential investments and checks marketplace assumptions about market demand for particular products and services.

Based on fundamental research, the portfolio managers estimate the potential downside volatility (the “intrinsic value” level) of each equity security under consideration for the Fund’s buy-write portfolio. The strike price of the call option(s) sold against that stock is usually set at or below the estimated intrinsic value level. Typically this means that the strike price may be significantly in-the-money at the time it is written, though the Fund will typically sell options with a variety of strike prices relative to current market prices of the underlying stocks. The time to expiration of the options that the Fund sells varies, depending on the characteristics of each particular buy-write. The ITM buy-write strategy seeks to generate gains from option premiums, while providing downside protection relative to its equity positions and generating overall portfolio volatility that is lower than the equity portfolio alone. However, there is no assurance that the ITM buy-write strategy will achieve its objectives. Because the Fund writes options on a substantial portion of its equity portfolio at prices that are often significantly in-the-money, the upside potential appreciation from the stock is limited.

In addition to writing (selling) in-the-money call options on securities held in its equity portfolio, the Fund may, to a lesser extent, write (sell) in-the-money call options on equity indexes and/or exchange traded funds. With respect to any long equity position held by the Fund, the Fund may write call options on a greater or lesser number of shares than it holds. To the extent that call options are written on greater than 100% of the position, this would represent naked call option exposure, which would be subject to the requirements for segregating liquid assets or entering into offsetting positions as described below. The fund may also sell naked out-of-the-money puts to achieve the same goals as a buy-write. When writing out-of-the-money put options, the Fund typically sets the strike price at or below the estimated intrinsic value level of the securities on which the options are written. The Fund’s written put options will be “naked” because the Fund will not hold a covering short position in the underlying security during the term of the option.

The issuers of equity securities purchased by the Fund may be of any market capitalization, though they will primarily have market capitalizations in excess of $2 billion. The Fund may invest in companies located within or outside the United States (including companies organized or headquartered in emerging market countries). The Fund is not limited in the percentage of assets it may invest in any one country, region or geographic area. The Fund may maintain a portion of its assets in short-term fixed income securities, cash and cash equivalents. The Fund may invest in initial public offerings (IPOs). The Fund may also invest in exchange-traded funds and may write (sell) out-of-the-money puts. Although the Fund is diversified, it may hold a relatively small number of securities at any given time.

Call options are contracts representing the right, but not the obligation, to purchase the underlying equity security or ETF or the cash value of the index at a specified price (the “strike price”) at or before a specified future date (the “expiration date”). The price of the option is determined by trading activity in the broad options market and generally reflects the relationship between factors including the current value of the underlying

166	Allianz Multi-Strategy Funds

AllianzGI Redwood Fund (continued)

equity security, ETF or index and the strike price, the prevailing interest rate, the estimated dividend stream, the volatility of the underlying equity security, ETF or index and the time remaining until the expiration date. As the writer (seller) of a call option, the Fund would receive cash (the premium) from the purchaser of the option, and the purchaser would have the right to purchase the underlying security from the Fund at the strike price or, in the case of a cash-settled option, any amount by which the underlying security or ETF or the cash value of the applicable index exceeds the strike price upon exercise. In effect, the Fund would forgo the potential appreciation in the underlying security, ETF or index above the strike price in exchange for the premium. The Fund would only retain the risk of loss should the price of the underlying security, ETF or index decline to below its purchase price less the premium paid.

The Fund will primarily write call options on individual securities where those options are “covered.” The Fund’s written call options on individual portfolio securities will be covered because the Fund will hold the underlying security in its portfolio throughout the term of the option. The Fund also expects, from time to time, to write call options on individual securities that it does not hold in its portfolio (i.e., “naked” call options). With respect to naked call options and naked put options and options on indexes or ETFs, the Fund will cover the options either by segregating liquid assets in an amount equal to the collateral required by the Chicago Board Options Exchange and in compliance with the collateral requirements of the 1940 Act under the contract or by entering into offsetting positions. The Fund primarily will write “listed” call options that are originated and standardized by the Options Clearing Corporation and trade on a major exchange, although it also may write unlisted (or “over-the-counter”) call options and so-called “flex” options (options that are traded on an exchange, but with customized strike prices and expiration dates). The Fund’s strategy of writing call options could cause the Fund to recognize larger amounts of net short-term capital gains, which are taxable at the higher ordinary income tax rates when distributed to shareholders, than it otherwise would in the absence of such strategy. The ITM buy-write strategy also could terminate or suspend the Fund’s holding period in the underlying securities, and, as a result, any dividends received by the Fund on those securities may not qualify for treatment as “qualified dividend income” (which is taxable to individual shareholders at the lower long-term capital gain rates). The portfolio managers may consider exiting or reducing a buy-write position when any of the factors leading to the investment materially change or when a more attractive candidate is identified and as necessary for redemption purposes.

In addition to the use of written option contracts under its ITM buy-write strategy, the Fund may utilize foreign currency exchange contracts, other options, stock index futures contracts, other futures and forward contracts, swap agreements, variance swaps, convertibles and reverse convertibles and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Effective January 28, 2013, the Fund changed its name from “Allianz RCM Redwood Fund” to “AllianzGI Redwood Fund.”

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first four risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Derivatives Risk • Credit and Counterparty Risk • Currency Risk	• Emerging Markets Risk • Focused Investment Risk • Interest Rate Risk • IPO Risk • Leveraging Risk	• Liquidity Risk • Management Risk • Non-U.S. Investment Risk • Smaller Company Risk • Turnover Risk

Please see “Summary of Principal Risks” following this section for a description of these and other risks of investing in the Fund.

Prospectus	167

AllianzGI Short Duration High Income Fund

Principal Investments and Strategies	Investment Objective Seeks a high level of current income Fund Category Fixed Income Securities	Fund Focus High Yield Bonds and Bank Loans	Credit Quality Minimum 80% of assets rated Ba/BB or below Dividend Frequency Monthly

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in debt securities (“junk bonds”) issued by public and private companies, which are rated below investment grade (rated Ba or below by Moody’s or BB or below by S&P or Fitch, or if unrated, determined by the Sub-Adviser to be of comparable quality), while maintaining an average duration of less than three years and in derivatives and other synthetic instruments that have economic characteristics similar to such debt securities. Derivatives transactions may have the effect of either magnifying or limiting the Fund’s gains and losses. Duration is a measure of the weighted average maturity of cash flows on the bonds held by the Fund and can be used by the portfolio managers as a measure of the sensitivity of the market value of the Fund’s portfolio to changes in interest rates. Generally, the longer the duration of the Fund, the more sensitive its market value will be to changes in interest rates.

The Fund may invest up to 20% of its assets in bank loans. The Fund may invest up to 20% of its assets in non-U.S. securities, which will typically be U.S. dollar-denominated but may also include securities denominated in non-U.S. currencies.

The Fund invests in high yield securities and bank loans, collecting coupons, and protecting from adverse market conditions, with incremental benefit from capital preservation. The Fund will invest less than 10% of its net assets in securities rated CCC or below by Standard and Poor’s.

The portfolio managers utilize a top-down approach that seeks to identify industries and companies that appear favorable for investment. Industries going through a perceived decline generally are not candidates for selection. After the industries are selected, the portfolio managers identify bonds of issuers within those industries based on their creditworthiness, their yields in relation to their credit quality and the relative value in relation to the high yield market. The portfolio managers may sell a security for a variety of reasons, such as to invest in a company offering superior investment opportunities.

Although the Fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time.

Effective January 28, 2013, the Fund changed its name from “Allianz RCM Short Duration High Income Fund” to “AllianzGI Short Duration High Income Fund.”

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first five risks):

• Fixed Income Risk • High Yield Risk • Market Risk • Issuer Risk	• Interest Rate Risk • Confidential Information Access Risk • Credit and Counterparty Risk • Derivatives Risk	• Liquidity Risk • Management Risk • Non-U.S. Investment Risk • Smaller Company Risk

Please see “Summary of Principal Risks” following this section for a description of these and other risks of investing in the Fund.

168	Allianz Multi-Strategy Funds

AllianzGI Structured Alpha Fund

Principal Investments and Strategies	Investment Objective Seeks to generate attractive risk-adjusted absolute returns through a complete market cycle	Fund Category Options Fund Focus Equity index options	Approximate Primary Capitalization Range N/A Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by investing significantly in exchange-traded listed and FLEX U.S. equity index options, while holding cash and cash equivalents as collateral for option investments.

Under normal market conditions, the Fund will hold the majority of its assets in cash and cash equivalents such as U.S. Treasury bills. The portfolio managers will select these in an effort to maintain a stable portfolio base as collateral for the index option spread strategy described below.

Using a portion of its cash and cash equivalents as collateral, the portfolio managers utilize a combination of proprietary models to construct paired option positions, or so-called “option spreads,” typically by buying and selling put options and call options on equity indexes such as the S&P 500 Index, Russell 2000 Index and NASDAQ 100. Call options are contracts representing the right to purchase the underlying instrument at a specified price (the “strike price”) at or before a specified future date (the “expiration date”), while put options represent the right to sell the underlying instrument at the strike price on or before the expiration date. Index options, which are not based on a single underlying security, are typically cash-settled without requiring delivery. The Fund may buy and sell exchange-traded options and FLEX options (i.e., listed options that are traded on an exchange but with customized strike prices and expiration dates). Option spreads are typically created by buying and selling options of the same class on the same underlying instrument but with different strike prices or expiration dates. The number of contracts bought and sold can be different in a spread (normally called a “ratio spread”) or they can be the same. The portfolio managers seek to create option-based “profit zones” that upon expiration of the combination of individual option positions that make up the option spread will capture positive payoffs if the level of the underlying index (or other instrument) ends up within the chosen “profit zone.” The Fund seeks to optimize spread positions and profit zones based on (a) targeted positive return potential, (b) structural risk protections, (c) collateral management, and (d) flexibility to restructure profit zones if necessary. The Fund intends to invest primarily in option spreads, consisting of 50 to 400 individual option positions, and may buy or sell put or call index options that are not paired as part of an option spread. The duration of individual option positions will normally range from 20 to 75 days at inception. The gross notional value of options held by the Fund may significantly exceed the current net asset value of the Fund at any time. To the extent the Fund enters into option positions that are only partially or not at all paired as part of an option spread, the Fund may have greater exposure to rapid deterioration of the portfolio and should be deemed speculative.

The Fund may invest in exchange traded funds (“ETFs”) and exchange traded notes (“ETNs”), including ETFs and ETNs that provide exposure to market volatility, either as an offset or as an addition to option-based trades. The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first two risks):

• Market Risk • Fixed Income Risk • Credit and Counterparty Risk	• Derivatives Risk • Leveraging Risk • Liquidity Risk	• Management Risk • Turnover Risk

Prospectus	169

AllianzGI Ultra Micro Cap Fund

Principal Investments and Strategies	Investment Objective Seeks maximum long-term capital appreciation Fund Category Growth Stocks	Fund Focus Ultra micro-capitalization common stocks	Approximate Primary Capitalization Range Less than two times the weighted average of Russell Microcap Growth Index Dividend Frequency At least annually

The Fund seeks to achieve its objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of ultra micro-cap companies. The Fund currently defines ultra micro-cap companies as those with market capitalizations less than two times the weighted average of the Russell Microcap Growth Index, i.e., capitalizations less than $810 million as of February 28, 2013. Under normal market conditions, the Fund expects to maintain a weighted average market capitalization below that of the Russell Microcap Growth Index ($405 million as of February 28, 2013).

The portfolio managers follow a disciplined, fundamental bottom-up research process focusing on companies undergoing positive fundamental change, with sustainable growth characteristics. The portfolio managers look for what they believe to be the best risk-reward candidates within the investment universe, defined as equities that are expected to appreciate based on accelerating fundamental performance, rising expectations and related multiple expansion. Company specific research includes industry and competitive analysis, revenue model analysis, profit analysis and balance sheet assessment. Once the portfolio managers believe that positive fundamental change is occurring and will likely lead to accelerating fundamental performance, they seek evidence that performance will not be short-lived but rather a longer-term sustainable trend. Lastly, the portfolio managers determine if the investment is timely with regard to relative valuation and price strength, exploiting stocks that are under-priced relative to their potential. The portfolio managers may consider selling a particular security if any of the original reasons for purchase materially changes or a more attractive total return candidate is identified. The Fund may have a high portfolio turnover rate, which may be up to 200% or more.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts, warrants and other derivative instruments. Although the Fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Effective January 28, 2013, the Fund changed its name from “Allianz AGIC Ultra Micro Cap Fund” to “AllianzGI Ultra Micro Cap Fund.”

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first four risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Smaller Company Risk	• Credit and Counterparty Risk • Derivatives Risk • Focused Investment Risk • IPO Risk	• Leveraging Risk • Liquidity Risk • Management Risk • Turnover Risk

Please see “Summary of Principal Risks” following this section for a description of these and other risks of investing in the Fund.

170	Allianz Multi-Strategy Funds

AllianzGI U.S. Emerging Growth Fund

Principal Investments and Strategies	Investment Objective Seeks maximum long-term capital appreciation Fund Category Growth Stocks	Fund Focus Smaller capitalization common stocks	Approximate Primary Capitalization Range Similar to Russell 2000 Growth Index Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of U.S. companies. The Fund currently defines “U.S. companies” as those companies that (i) are incorporated in the U.S., (ii) derive at least 50% of their revenue or profits from business activities in the U.S. or (iii) maintain at least 50% of their assets in the U.S. The Fund expects to invest typically in companies with a market capitalization similar to the Russell 2000 Growth Index (between $34 million and $6.061 billion as of February 28, 2013). The Fund may invest in initial public offerings (IPOs).

The portfolio managers follow a disciplined, fundamental bottom-up research process focusing on companies undergoing positive fundamental change, with sustainable growth characteristics. The portfolio managers look for what they believe to be the best risk-reward candidates within the investment universe, defined as equities that are expected to appreciate based on accelerating fundamental performance, rising expectations and related multiple expansion. Company specific research includes industry and competitive analysis, revenue model analysis, profit analysis and balance sheet assessment. Once the portfolio managers believe that positive fundamental change is occurring and will likely lead to accelerating fundamental performance, they seek evidence that performance will not be short-lived but rather a longer-term sustainable trend. Lastly, the portfolio managers determine if the investment is timely with regard to relative valuation and price strength, exploiting stocks that are under-priced relative to their potential. The portfolio managers may consider selling a particular security if any of the original reasons for purchase materially changes or a more attractive total return candidate is identified. The Fund may have a high portfolio turnover rate, which may be up to 200% or more.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts, warrants and other derivative instruments. Although the Fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Effective January 28, 2013, the Fund changed its name from “Allianz AGIC U.S. Emerging Growth Fund” to “AllianzGI U.S. Emerging Growth Fund.”

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first three risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Credit and Counterparty Risk	• Derivatives Risk • Focused Investment Risk • IPO Risk • Leveraging Risk	• Liquidity Risk • Management Risk • Smaller Company Risk • Turnover Risk

Please see “Summary of Principal Risks” following this section for a description of these and other risks of investing in the Fund.

Prospectus	171

AllianzGI U.S. Equity Hedged Fund

Principal Investments and Strategies	Investment Objective Seeks capital appreciation, with added emphasis on the protection of capital during unfavorable market conditions	Fund Category Common Stocks Fund Focus U.S. equity securities	Approximate Primary Capitalization Range Same as S&P 500 Index Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks of U.S. companies. The Fund currently defines “U.S. companies” as those companies that are deemed to be domiciled in the United States for purposes of their geographical eligibility for inclusion in the S&P 500 Index, a broad-based index of U.S. stocks.

The Fund expects to invest typically in all 500 stocks included in the S&P 500 Index, and seeks to replicate approximately the relative weighting of those stocks on the S&P 500 Index. To the extent the portfolio managers identify efficiencies in achieving exposure to desired stocks through other instruments, the Fund may complement its direct stock positions with temporary or medium-term investments in stock index futures, exchange traded funds (ETFs) and other derivative instruments. The portfolio managers may consider selling a particular position if the security ceases to be included on the S&P 500 Index (either through quarterly rebalancing of the index or otherwise) or if a more attractive means of achieving the same exposure is identified. Because the S&P 500 Index does not incur the types of transaction costs that the Fund bears in connection with rebalancing and responding to cash flows, the Fund’s stock portfolio (regardless of whether through direct or indirect holdings) may consistently underperform the S&P 500 Index.

Under normal market and other conditions, in addition to the stock portfolio described above, the Fund seeks to employ a strategy of investing in exchange-traded options or FLEX options (i.e. listed options that are traded on an exchange, but with customized strike prices and expiration dates) that, when paired with the equity portfolio, promote the protection of capital during unfavorable market conditions (the “Index Option Strategy”).The Fund will utilize (buy) equity index put options (long puts) on U.S. equity indexes with the purpose of protecting the Fund from a significant market decline while limiting the cost and interference of this “protection,” and will write (sell) equity index call options (short calls) on U.S. equity indexes to offset some or all of the cost of the put options. Under normal market conditions, the option positions will consist of long puts with notional value roughly equal to the full value of the Fund’s stock portfolio, expiring in roughly equal proportions over longer periods (e.g., the next 12 months), and short call positions expiring over a shorter period (e.g. less than 45 days) with notional value roughly equal to the full value of the Fund’s stock portfolio. Additionally, when a new long put position is established in periods of elevated volatility, the portfolio managers may seek to pair it with a short put at a strike price below the coinciding long put. All options are expected to be held to expiration (unless redemptions require earlier close-out), and strike prices are systematically selected. In pursuing the Index Option Strategy, the Fund generally will not be able to offset the full cost of the “protection” it is seeking and must keep significant cash and cash equivalents available, and therefore the Fund will typically underperform the S&P 500 Index during periods of market increases and slight market decreases.

In response to unusual market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in long call options or call option spreads, high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first four risks):

• Market Risk • Issuer Risk • Equity Securities Risk	• Derivatives Risk • Credit and Counterparty Risk • Leveraging Risk	• Liquidity Risk • Management Risk • Turnover Risk

172	Allianz Multi-Strategy Funds

Overview of Allianz Target Funds

The AllianzGI Retirement Income Fund (the “Retirement Income Fund”), the AllianzGI Global Allocation Fund (the “Global Allocation Fund”) and the AllianzGI Global Growth Allocation Fund (the “Global Growth Allocation Fund”) are sometimes referred to collectively in this Prospectus as the “Target Risk Funds.” As described below, each of the Target Risk Funds targets an allocation of its investments between return-generating assets and defensive assets. The Retirement Income Fund generally maintains the most conservative target allocation; the Global Allocation Fund generally maintains a more even allocation between return-generating and defensive assets; and the Global Growth Allocation Fund generally maintains the largest allocation to return-generating assets. These target allocations are expected to remain relatively constant over time, though the Manager and the Sub-Adviser may make adjustments in response to market and other conditions. Effective January 28, 2013, the Global Allocation Fund, the Global Growth Allocation Fund and the Retirement Income Fund changed their names from “Allianz Global Investors Solutions Global Allocation Fund,” “Allianz Global Investors Solutions Global Growth Allocation Fund” and “Allianz Global Investors Solutions Retirement Income Fund,” respectively.

The AllianzGI Retirement 2015 Fund, the AllianzGI Retirement 2020 Fund, the AllianzGI Retirement 2025 Fund, the AllianzGI Retirement 2030 Fund, the AllianzGI Retirement 2035 Fund, the AllianzGI Retirement 2040 Fund, the AllianzGI Retirement 2045 Fund, the AllianzGI Retirement 2050 Fund and the AllianzGI Retirement 2055 Fund are sometimes referred to collectively in this Prospectus as the “Target Date Funds.” Together, the Target Date Funds and Target Risk Funds are referred to collectively in this Prospectus as the “Target Funds.” The asset allocation of each Target Date Fund is adjusted over time to meet the evolving needs of individual investors for after-inflation wealth accumulation and income as they approach and reach retirement. Allocation of investments to return-generating assets and defensive assets is actively managed toward a specific target retirement date, becoming increasingly conservative over time until the target date is reached and the Target Date Fund’s investment strategy closely resembles that of the Retirement Income Fund. It is intended that the target date will be, under normal circumstances, the approximate point in time at which the Target Date Fund reaches its most conservative target allocation. Effective January 28, 2013, the AllianzGI Retirement 2015 Fund, the AllianzGI Retirement 2020 Fund, the AllianzGI Retirement 2025 Fund, the AllianzGI Retirement 2030 Fund, the AllianzGI Retirement 2035 Fund, the AllianzGI Retirement 2040 Fund, the AllianzGI Retirement 2045 Fund, the AllianzGI Retirement 2050 Fund and the AllianzGI Retirement 2055 Fund changed their names from “Allianz Global Investors Solutions 2015 Fund,” “Allianz Global Investors Solutions 2020 Fund,” “Allianz Global Investors Solutions 2025 Fund,” “Allianz Global Investors Solutions 2030 Fund,” “Allianz Global Investors Solutions 2035 Fund,” “Allianz Global Investors Solutions 2040 Fund,” “Allianz Global Investors Solutions 2045 Fund,” “Allianz Global Investors Solutions 2050 Fund” and “Allianz Global Investors Solutions 2055 Fund,” respectively.

The Target Funds invest primarily using a “fund of funds” structure, which is a term used to describe mutual funds that pursue their investment objective by investing in other funds. The Target Funds invest primarily in certain affiliated mutual funds and exchange-traded funds (ETFs), which are sponsored by Allianz and PIMCO, and which are called “Underlying Funds” in this Prospectus. The Target Funds may also invest a portion of their assets in ETFs and mutual funds and pooled vehicles other than Underlying Funds (together, “Other Acquired Funds”), and directly in other securities and instruments. Neither the Underlying Funds (other than series of Allianz Funds Multi-Strategy Trust) nor the Other Acquired Funds are offered in this Prospectus. Please see the “Underlying Funds” in this Prospectus for more information about the Underlying Funds. Other important characteristics of the Target Funds are described in the “Summary of the Funds” below, and are discussed in greater detail under “Investment Objectives and Principal Investment Strategies.”

Prospectus	173

Overview of Allianz Target Funds (continued)

The table below lists the investment objectives and compares certain investment characteristics of the Target Funds. Under “Summary of the Funds” you will find a description of each Target Fund’s investment objective, principal investments and strategies, principal risks and asset allocation strategies and examples of return-generating and defensive assets. Under “Summary of Principal Risks” you will find a discussion of the principal risks of the Target Funds and the Underlying Funds.

Target Fund	Investment Objective	Dividend Frequency	Allocation Strategy	Target	Range

Retirement Income Fund	Seeks current income and, secondarily, capital appreciation	At least quarterly	Return-Generating Asset Classes Defensive Asset Classes	25% 75%	15% to 40% 60% to 85%

Global Allocation Fund	Seeks after-inflation capital appreciation and current income	At least quarterly	Return-Generating Asset Classes Defensive Asset Classes	65% 35%	35% to 85% 15% to 65%

Global Growth Allocation Fund	Seeks primarily after-inflation capital appreciation and, secondarily, current income	At least annually	Return-Generating Asset Classes Defensive Asset Classes	100% 0%	60% to 100% 0% to 40%

Retirement 2015 Fund Retirement 2020 Fund Retirement 2025 Fund Retirement 2030 Fund Retirement 2035 Fund Retirement 2040 Fund Retirement 2045 Fund Retirement 2050 Fund Retirement 2055 Fund	Seeks capital growth and preservation consistent with its asset allocation as the target date in the Fund name approaches, and thereafter current income, and secondarily, capital appreciation	At least annually	Varies according to the number of years remaining to target date

Investors should choose whether to invest in a Target Fund based on personal investment objectives, investment time horizon, tolerance for risk and personal financial circumstances. Generally speaking, historical data suggests that the longer the time horizon, the greater the likelihood that the total return of a portfolio that invests primarily in return-generating securities will be higher than the total return of a portfolio that invests primarily in fixed income instruments. However, a return-generating portfolio is generally subject to higher levels of overall risk and price volatility than a defensive portfolio and is considered to be a more aggressive investment. Based on these assumptions, the Retirement Income Fund might be suitable if you have a short-range time horizon, seek primarily current income, and have a generally low tolerance for risk and volatility. The Global Allocation Fund might be suitable if you have a medium-range time horizon, seek a balance of after-inflation capital appreciation and current income, and have a generally medium tolerance for risk and volatility. The Global Growth Allocation Fund might be suitable if you have a long-term time horizon, seek primarily after-inflation capital appreciation and modest income potential and have a generally high tolerance for risk and volatility. Each Target Fund might be suitable for an investor anticipating retirement, or otherwise planning to begin withdrawing portions of his or her investments, on or about the target date of the Target Fund, as asset allocations of the Target Fund are modified annually with the intent of progressively reducing anticipated risk and volatility as the target date approaches. Note that these assumptions may not be correct depending upon future market conditions, which may differ substantially from historical conditions and the Target Funds may not perform as intended or provide the anticipated balance of risk and returns.

Because each Target Fund utilizes a “fund of funds” structure, your cost of investing in a Target Fund will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in a Target Fund, you will indirectly bear fees and expenses charged by the Underlying Funds and Other Acquired Funds in which the Target Fund invests, in addition to directly bearing the Target Fund’s own fees and expenses. In addition, the use of a “fund of funds” structure could affect the timing, amount and character of distributions to you, and therefore may increase the amount of taxes payable by you.

While each Target Fund provides a relatively high level of diversification in comparison to most mutual funds, the Target Funds may not be suitable as a complete investment program. In addition, because multiple Underlying Funds may be managed by the same money manager or have similar investment strategies, each Target Fund’s relative diversification may be somewhat limited. Each Target Fund may invest in any or all of the Underlying Funds, but will not normally invest in every Underlying Fund at any particular time. Each Target Fund may concentrate its investments in a particular Underlying Fund by investing more than 25% of its assets in that Underlying Fund. Moreover, the fact that a Target Fund, Underlying Fund or Other Acquired Fund may

174	Allianz Multi-Strategy Funds

Overview of Allianz Target Funds (continued)

have had good performance in the past is no assurance that the value of the Target Fund’s investments will not decline in the future or appreciate at a slower rate.

Investment Objectives of the Funds	The Target Funds listed above are designed to meet the different needs of individual investors for after-inflation wealth accumulation and income.

Target Risk Funds. The Retirement Income Fund is intended for investors who have already retired or begun withdrawing portions of their investments, or are seeking a conservative allocation fund, and its investment objective is to seek current income, and, secondarily, after-inflation capital appreciation. The Global Allocation Fund’s investment objective is to provide both after-inflation capital appreciation and current income. The Global Growth Allocation Fund’s investment objective is to provide primarily after-inflation capital appreciation and, secondarily, current income.

Target Date Funds. Each of the Retirement 2015 Fund, Retirement 2020 Fund, Retirement 2025 Fund, Retirement 2030 Fund, Retirement 2035 Fund, Retirement 2040 Fund, Retirement 2045 Fund, Retirement 2050 Fund and Retirement 2055 Fund follows an asset allocation strategy that is actively managed toward a specific target retirement date, during which time each Target Date Fund seeks after-inflation capital growth and preservation consistent with its asset allocation, becoming increasingly conservative over time. Each such Target Date Fund’s objective will change to seeking current income and, secondarily, after-inflation capital appreciation, upon reaching the target date in the Target Date Fund name, at which point its investment strategy will closely resemble that of the Retirement Income Fund. It is expected that each of these Target Date Funds will merge into the Retirement Income Fund within approximately 3 years after its target date, provided that the Target Date Fund’s Board of Trustees determines that such a transaction is in the best interest of shareholders.

Principal Investments and Strategies	The Target Funds seek to achieve their investment objectives by investing under normal circumstances primarily in Underlying Funds that are sponsored and managed by Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management” or the “Manager”) and/or its affiliates. Potential Underlying Funds currently include all series of Allianz Funds, Allianz Multi-Strategy Funds, PIMCO Funds, PIMCO Equity Series and PIMCO ETF Trust, except those that principally employ a “fund-of-funds” strategy. Each Target Fund may invest without limit in Underlying Funds and may invest a significant percentage of its assets in a small number, or even one, of the Underlying Funds.

Underlying Funds in turn invest in or have exposure to (i) return-generating assets, such as U.S. and global equities, commodities, real estate, mortgage securities, high yield securities, corporate bonds, emerging market bonds, public securities of infrastructure companies and private equity companies, and alternative investment strategies such as long-short and market neutral strategies and/or (ii) defensive assets, such as Treasury Inflation-Protected Securities (“TIPS”), short-term U.S. and non-U.S. bonds and investment grade U.S. and non-U.S. sovereign bonds, corporate bonds, asset-backed securities and mortgage securities. An Underlying Fund or Other Acquired Fund may invest in both return-generating and defensive asset classes. When computing a Target Fund’s exposure to return-generating and defensive categories, an underlying fund (or a portion of an underlying fund) is assigned to either defensive or return-generating. Underlying funds may be assigned to the defensive category even if that fund holds return-generating securities, as long as the Sub-Adviser judges the overall risk profile of the underlying fund to be consistent with a defensive risk profile in the expected market environment. Over time, the characteristics of certain return-generating or defensive assets may change, so Allianz Global Investors U.S. LLC (“AllianzGI U.S.” or the “Sub-Adviser”) will regularly evaluate whether asset classes should be considered return-generating or defensive. Some classes of assets may include assets with both return-generating and defensive characteristics, such as investment grade corporate bonds; under such circumstances, the Sub-Adviser will determine the assignment of the relevant assets to either defensive or return-generating.

The Target Funds may also invest a portion of their assets in ETFs and mutual funds and pooled vehicles other than the Underlying Funds (together, “Other Acquired Funds”). The Target Funds do not currently intend to invest more than 10% of their assets in Other Acquired Funds.

The Target Funds may also invest a significant portion of their assets directly or indirectly in securities and instruments other than Underlying Funds and Other Acquired Funds, subject to any limitations imposed by the Investment Company Act of 1940 and the rules thereunder (the “1940 Act”) or by other applicable law. Such investments may be used as a complement or adjustment to the Target Funds’ exposure to Underlying Funds and Other Acquired Funds, and therefore may from time to time be focused in a limited number of asset classes or investment types. The Target Funds’ investments in a combination of return-generating assets and defensive assets may give them exposure to companies in a broad range of market capitalization ranges and geographic and industry distributions, as well as to fixed income and convertible instruments with a broad range of credit

Prospectus	175

Overview of Allianz Target Funds (continued)

quality ratings and durations. The Target Funds may also utilize derivative instruments, such as options, forwards or futures contracts and swap agreements. See “Characteristics and Risks of Securities and Investment Techniques” below.

In constructing a portfolio for each Target Fund consisting of Underlying Funds, as well as possibly Other Acquired Funds and/or direct investments, the Sub-Adviser normally seeks to maintain significant economic exposure to a number of different countries in addition to the United States.

In response to unfavorable market and other conditions, a Target Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income instruments, cash and cash equivalents. A Target Fund may not achieve its investment objective when it does so.

Asset Allocation Process	Allianz Global Fund Management serves as the investment manager to the Target Funds. Allianz Global Fund Management has retained as Sub-Adviser AllianzGI U.S., an affiliate of Allianz Global Fund Management, to provide a continuous investment program for the Target Funds and select and allocate the Funds’ investments among the Underlying Funds, Other Acquired Funds and/or other investments. AllianzGI U.S. attempts to diversify the Target Funds’ assets broadly among the major asset classes and sub-classes represented by the Underlying Funds and Other Acquired Funds.

The Sub-Adviser constructs the target asset allocations and makes investment decisions for the Target Funds based on a combination of economic analysis, capital markets research and fundamental research including, in the case of Underlying Funds and Other Acquired Funds, detailed evaluation of the managers of such pooled vehicles. In making allocation decisions, the Sub-Adviser follows the three-step asset allocation process described below.

First Step. The first step is to determine the target allocation of each Target Fund’s assets between defensive and return-generating assets (each as described above). Compared to return-generating assets, defensive assets tend to have lower risk of loss with limited possibility for gain and provide more stable income, whereas return-generating assets tend to have higher long-term total return potential but are subject to higher volatility and risk of loss, compared to defensive assets.

         Target Risk Funds. For each of the Target Risk Funds, the Sub-Adviser allocates investments between return-generating and defensive asset groups according to the targeted risk level of the Target Risk Fund. Under normal circumstances, the Sub-Adviser will generally seek to maintain an allocation of 25% of the Retirement Income Fund’s assets in return-generating assets and 75% in defensive assets; 65% of the Global Allocation Fund’s assets in return-generating assets and 35% of the Fund’s assets in defensive assets; and 100% of the Global Growth Allocation Fund’s assets in return-generating assets and 0% of the Fund’s assets in defensive assets. The Sub-Adviser may cause a Target Risk Fund to deviate from these allocations, for example, during periods of significant expected performance differential between the two categories. These decisions will normally be within the allocation ranges of 15% to 40% for return-generating assets and 60% to 85% for defensive assets for the Retirement Income Fund; 35% to 85% for return-generating assets and 15% to 65% for defensive assets for the Global Allocation Fund; and 60% to 100% for return-generating assets and 0% to 40% for defensive assets for the Global Growth Allocation Fund.

         Target Date Funds. The chart below illustrates AllianzGI U.S.’s schedule of target allocations between defensive and return-generating assets as of the date of this Prospectus, according to the number of years remaining to the target retirement date. The Sub-Adviser developed this schedule using modeling and optimization tools and assumptions of life expectancy, retirement age, savings rates and levels of consumption. Based on the Sub-Adviser’s judgment of current market conditions and other relevant factors, the allocation to defensive and return-generating assets implemented for a Fund may deviate from the target allocation, and in some instances, may deviate from the target allocation for an extended period of time. As previously highlighted, upon reaching the target date in the Target Date Fund’s name, each such Target Date Fund’s objective will change to seeking current income and, secondarily, after-inflation capital appreciation, at which point the Target Date Fund will reach its most conservative target asset allocation and its investment strategy will closely resemble that of the Retirement Income Fund, which is described above.

         The glidepath for the Target Date Funds is currently based on the asset allocations of the Dow Jones Real Return Target Date Indices, which are indices designed to measure the performance of multi-asset-class portfolios and for use as benchmarks for “lifecycle” funds such as the Target Date Funds. In researching the glidepath for the Target Date Funds and making the decision to base the glidepath on a public benchmark, the portfolio managers used data, research and analyses prepared by Risklab, which is a

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Overview of Allianz Target Funds (continued)

research center operated by an affiliate of the Sub-Adviser and based in Germany. Risklab’s staff includes academic researchers and professionals who focus on matters relating to strategic asset allocation, risk management and quantitative market research. In connection with their continued use of various research tools and services provided by Risklab, the portfolio managers of the Target Date Funds may commission reports that provide quantitative data on expected market returns and correlations, as well as illustrative portfolios based on these numbers. The portfolio managers may, from time to time, direct Risklab to undertake special studies or research projects.

Allocation to Return-Generating Assets and Defensive Assets

Second Step. In the second step, the Sub-Adviser further divides the Target Funds’ allocations to the return-generating asset group and to the defensive asset group into a number of global asset classes to which the Funds seek to gain economic exposure. For each Fund, the relative weighting of asset classes within the defensive and return-generating groups respectively will vary significantly over time. The table below illustrates the Sub-Adviser’s allocations among different asset classes within the defensive and return-generating categories, as reflected in the Fund’s portfolio as of February 28, 2013. The asset allocation is computed by assigning each underlying investment to the single most representative asset class.

Target Fund’s Asset Allocation as of February 28, 2013

													Global
Asset											Retirement	Global	Growth
Group	Asset Class	2015	2020	2025	2030	2035	2040	2045	2050	2055	Income	Allocation	Allocation

Defensive	Short-Duration Bonds & Cash	3.8%	3.7%	3.3%	2.6%	1.7%	0.7%	0.8%	0.8%	0.8%	4.2%	4.3%	0.7%
	U.S. Core Fixed Income	20.0%	19.0%	17.0%	14.1%	12.5%	11.0%	9.5%	7.9%	8.0%	20.5%	22.0%	8.9%
	Non-US Core Bonds	6.9%	5.5%	5.0%	4.5%	4.0%	3.7%	3.0%	3.0%	3.0%	7.8%	7.0%	2.0%
	Inflation-Protected Bonds	33.1%	30.0%	27.1%	18.2%	10.1%	3.5%	0.0%	0.0%	0.0%	33.8%	0.0%	0.0%

Return- Generating	US Large Cap Equity	6.0%	6.7%	8.2%	10.5%	13.0%	15.0%	16.1%	17.1%	17.1%	6.0%	10.6%	16.0%
	US Small Cap Equity	3.2%	4.1%	4.4%	5.4%	6.9%	8.2%	8.9%	10.6%	10.4%	2.5%	6.4%	11.0%
	Developed Non-US Large Cap Equity	6.0%	6.8%	8.4%	13.1%	15.2%	17.0%	18.7%	19.0%	19.1%	5.5%	20.7%	26.0%
	Developed Non-US Small/Mid Cap Equity	1.0%	1.0%	1.2%	2.0%	2.8%	3.3%	3.8%	4.3%	4.3%	1.0%	3.0%	4.3%
	Emerging Market Equity	1.0%	1.5%	2.0%	3.0%	3.5%	4.0%	4.0%	4.5%	4.5%	1.0%	4.0%	6.6%
	Global Fixed-Income	11.9%	12.5%	12.4%	13.5%	14.2%	15.4%	16.0%	12.9%	13.0%	11.0%	12.5%	10.0%
	Commodity-Related Futures & Equities	4.9%	5.9%	7.1%	8.4%	9.6%	10.8%	11.9%	12.2%	12.0%	4.5%	6.4%	9.0%
	Global Real Estate	2.2%	3.2%	3.7%	4.7%	6.3%	7.2%	7.2%	7.6%	7.8%	2.2%	3.0%	5.6%

Third Step. The third step is to assign one or more potential investments to each of the asset classes represented in the Target Funds’ asset allocations. The Sub-Adviser attempts to create portfolios for the Target

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Overview of Allianz Target Funds (continued)

Funds consisting primarily of Underlying Funds and ETFs using the following key considerations when applicable:

•   Whether an Underlying Fund’s or ETF’s investment strategy corresponds to, or is representative of, an asset class or combination of asset classes included in the asset allocation for each Fund. Some Underlying Funds and ETFs will have exposure to assets in both the return-generating and defensive asset groups.

• The appropriateness of the risk profile of the Underlying Fund or ETF, relative to each Target Fund’s asset allocation and current market conditions.

• The Sub-Adviser’s assessment of the ability of the manager of the Underlying Fund to outperform an associated benchmark or peer group.

The Sub-Adviser will determine each Underlying Fund’s and ETF’s specific exposure to the set of asset classes.

Although the steps comprising the asset allocation process are described separately above, the division of the Target Funds’ allocations to the return-generating asset group and to the defensive asset group into a number of global asset classes to which the Funds seek to gain economic exposure in the second step is inextricably linked to the assignment of one or more potential investments to each of the asset classes represented in the Target Funds’ asset allocations in this third step.

The Target Funds may also invest directly in derivatives, equities and equity-related instruments, fixed-income and other instruments, as well as in Other Acquired Funds (other than ETFs), that the Sub-Adviser believes complement the primary fund-of-funds portfolio or to adjust the Target Funds’ overall mix of investments.

Adjustments to Portfolio Allocations	A full review of each Target Date Fund is undertaken at least annually, at which time the Fund’s allocation between return-generating and defensive assets will be reviewed and may be adjusted to reflect that the Fund is now closer to the target retirement date or if the Sub-Adviser chooses to deviate from the target allocation based on market conditions.

The Sub-Adviser may adjust the asset allocation as between different asset classes (e.g., U.S. equities or core fixed income) of any Target Fund at any time, if the Sub-Adviser considers such changes to be necessary or appropriate. Based on its ongoing monitoring of the financial markets, especially in periods that the Sub-Adviser considers to include major market movements or instability, the Sub-Adviser may make frequent changes to the asset allocations.

Matching a Target Date Fund to Investor Needs	The asset allocation of each Target Date Fund is designed to provide an investment that the Sub-Adviser believes is neither overly aggressive nor overly conservative for a typical investor planning to retire, or otherwise to begin withdrawing portions of his or her investments, within a few years of the target date indicated in the Target Date Fund’s name. Generally, if you choose to invest in a Target Date Fund, you should choose a Target Date Fund with a target date that comes close to the year in which you expect to retire. However, you should also consider other factors, such as your age, how your Target Date Fund investment will fit into your overall investment program, and your personal risk tolerance. Choosing a Target Date Fund with an earlier target date in its name represents what is designed to be a more conservative choice, while choosing a Target Date Fund with a later target date represents what is designed to be a more aggressive choice.

Principal Risks	Allocation Risk. Each Target Fund’s investment performance depends upon how its assets are allocated and reallocated among particular Underlying Funds, as well as potentially Other Acquired Funds and/or direct investments in securities and other instruments. A principal risk of investing in a Target Fund is that the Sub-Adviser’s allocation techniques and decisions and/or the Sub-Adviser’s selection of Underlying Funds, Other Acquired Funds and other instruments will not produce the desired results, and therefore the Target Fund may not achieve its investment objective.

Underlying Fund and Other Acquired Fund Risks. The ability of a Target Fund to achieve its investment objective will depend upon the ability of the Underlying Funds and Other Acquired Funds to achieve their respective investment objectives. There can be no assurance that the investment objective of any Underlying Fund or Other Acquired Fund will be achieved. A Target Fund’s net asset value will fluctuate in response to changes in the net asset values of Underlying Funds and Other Acquired Funds in which the Target Fund invests. The extent to which the investment performance and risks associated with a Target Fund correlate to those of a particular Underlying Fund or Other Acquired Fund will depend upon the extent to which it invests in such Underlying Fund or Other Acquired Fund. Therefore, the principal risks of investing in a Target Fund are closely related to the principal risks associated with the Underlying Funds and Other Acquired Funds and their investments. Because a Target Fund’s allocation among the Underlying Funds will vary, an investment may be

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Overview of Allianz Target Funds (continued)

subject to any and all of these risks at different times and to different degrees. A Target Fund’s investment in a particular fund may exceed 25% of the Target Fund’s assets. To the extent that a Target Fund invests a significant portion of its assets in such an Underlying Fund or Other Acquired Fund, it will be particularly sensitive to the risks associated with that Underlying Fund or Other Acquired Fund, as applicable. In addition, a Target Fund may be subject to additional risk to the extent that it invests in Other Acquired Funds. Because certain Other Acquired Funds may not be advised by Allianz Global Fund Management or its affiliates, there may be less transparency with respect to management strategy, investments and other matters than is the case with affiliated funds.

Other (Direct) Investment Risk. To the extent that a Target Fund invests directly in investments other than Underlying Funds or Other Acquired Funds, the value of an investment will be directly related to the investment performance of those investments. Thus, exposure to the principal investment risks of a Target Fund can come either directly or indirectly through Underlying Funds and Other Acquired Funds. Among the principal risks of the Underlying Funds, Other Acquired Funds and other investments, which could adversely affect the net asset value, yield and total return of a Target Fund, are (in alphabetical order after the first three risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Commodity Risk • Convertible Securities Risk • Credit and Counterparty Risk • Currency Risk • Derivatives Risk • Emerging Markets Risk	• Fixed Income Risk • Focused Investment Risk • High Yield Risk • Index Risk • Interest Rate Risk • IPO Risk • Leveraging Risk • Liquidity Risk • Management Risk	• Mortgage-Related and Other Asset-Backed Risk • Non-U.S. Investment Risk • REIT and Real Estate-Related Investment Risk • Short Selling Risk • Smaller Company Risk • Variable Distribution Risk

Please see “Summary of Principal Risks” following this section for a description of these and other risks associated with an investment in a Target Fund and the Underlying Funds, Other Acquired Funds and other investments.

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Summary of Principal Risks

The value of your investment in a Fund changes with the values of that Fund’s investments. Many factors can affect those values. The factors that are most likely to have a material effect on a particular Fund’s portfolio as a whole are called “principal risks.” The principal risks of each Fund and Underlying Fund are summarized in the Fund Summaries and are described in more detail in this section. Each Fund may be subject to additional risks other than those described below because the types of investments made by each Fund can change over time. Securities and investment techniques appearing in bold type below are described in greater detail under “Characteristics and Risks of Securities and Investment Techniques.” That section and “Investment Objectives and Policies” in the Statement of Additional Information also include more information about the Funds, their investments and the related risks. There is no guarantee that a Fund will be able to achieve its investment objective. It is possible to lose money by investing in a Fund. For Target Date Funds, this also means that there is no guarantee that the Fund will provide adequate income at and/or through an investor’s retirement and it is possible to lose money on an investment in a Target Date Fund near, at, or after the Fund’s target date.

As each of the Target Funds intends invest its assets primarily in shares of the Underlying Funds, the risks of investing in the Target Funds are closely related to the risks associated with the Underlying Funds and their investments. As each of AllianzGI Dynamic Emerging Multi-Asset Fund and AllianzGI Multi-Asset Real Return Fund (together, the “Multi-Asset Funds”), and AllianzGI Global Fundamental Strategy Fund (“Global Fundamental Strategy Fund”) may invest its assets primarily or partially in shares of the Underlying Funds, the risks of investing in those Funds may be closely related to the risks associated with the Underlying Funds and their investments. However, as the Target Funds, Multi-Asset Funds and Global Fundamental Strategy Fund may also invest their assets directly in stocks or bonds of other issuers and in other instruments, such as forwards, options, futures contracts or swap agreements, they may be directly exposed to certain risks described below. As such, unless stated otherwise, any reference in this section to “Fund” or “Funds” includes all Funds of the Trust and the Underlying Funds.

Each of the Target Funds are generally subject to a different level and amount of risk that is relative to that Fund’s targeted risk exposure (in the case of the Target Risk Funds) or target date and time horizon (in the case of the Target Date Funds). A Target Date Fund with an earlier target date as specified in its name, or a Target Risk Fund with a lower targeted risk exposure (such as the Retirement Income Fund) represents what is designed to be a more conservative choice and tends to have more exposure to fixed income securities and associated risks, while choosing a Target Date Fund with a later target date or a Target Risk Fund with a higher targeted risk exposure (such as the Global Growth Allocation Fund) represents what is designed to be a more aggressive choice that tends to have more exposure to equity securities and associated risks.

The summary is not intended to be exhaustive. For more information about these risks and the securities and investment techniques used by the Underlying Funds, please refer to the Statement of Additional Information (including the summary descriptions of the Underlying Funds contained therein) and the Underlying Funds’ prospectuses. This summary is qualified in its entirety by reference to the prospectuses and statements of additional information of each Underlying Fund, which are available free of charge by telephoning Allianz Funds at 1-800-498-5413.

Underlying Fund and Other Acquired Fund Risks	Because each of the Target Funds intends to invest primarily in Underlying Funds and may also invest in Other Acquired Funds, and each of the Multi-Asset Funds and Global Fundamental Strategy Fund may invest its assets partially, significantly or primarily in Underlying Funds and may also invest in Other Acquired Funds, the risks associated with investing in these Funds may be closely related to the risks associated with the securities and other investments held by the Underlying Funds and Other Acquired Funds. The ability of each of these Funds to achieve its investment objective will depend upon the ability of the Underlying Funds and Other Acquired Funds to achieve their investment objectives. There can be no assurance that the investment objective of any Underlying Fund or Other Acquired Fund will be achieved.

To the extent that a Target Fund, Multi-Asset Fund or the Global Fundamental Strategy Fund invests in Underlying Funds and/or Other Acquired Funds, each of the Target Funds’, Multi-Asset Funds’ and Global Fundamental Strategy Fund’s net asset value will fluctuate in response to changes in the net asset values of the Underlying Funds and Other Acquired Funds in which it invests. The extent to which the investment performance and risks associated with each of these Funds correlate to those of a particular Underlying Fund or Other Acquired Fund will depend upon the extent to which each Fund’s assets are allocated from time to time for investment in the Underlying Fund or Other Acquired Fund, which will vary. Each of the Target Funds’, Multi-Asset Funds’ and Global Fundamental Strategy Fund’s investment in a particular Underlying Fund may exceed 25% of its assets. To the extent that a Fund invests a significant portion of its assets in an Underlying Fund, it will be particularly sensitive to the risks associated with that Underlying Fund. For more information

180	Allianz Multi-Strategy Funds

about the risks associated with Underlying Funds, please see the Trust’s Statement of Additional Information and the Underlying Funds’ prospectuses, which may be obtained free of charge by telephoning the Distributor at 1-800-498-5413.

Allocation Risk	Each Target Fund’s investment performance depends upon how its assets are allocated and reallocated among particular Underlying Funds and other investments according to each Target Fund’s return-generating/defensive allocation targets and ranges. The investment performance of each of the Multi-Asset Funds and Global Fundamental Strategy Fund may depend upon how its assets are allocated and reallocated among particular Underlying Funds and other investments. A principal risk of investing in each Target Fund, Multi-Asset Fund and Global Fundamental Strategy Fund is that Allianz Global Investors U.S. LLC (“AllianzGI U.S.”), the Funds’ sub-adviser, will make less than optimal or poor asset allocation decisions and/or that the Sub-Adviser will make less than optimal or poor decisions in selecting the Underlying Funds and other investments in which each Fund invests. AllianzGI U.S. attempts to identify asset classes and sub-classes represented by the Underlying Funds and other investments that will provide consistent, quality performance for each Fund, but there is no guarantee that AllianzGI U.S.’s allocation techniques will produce the desired results. It is possible that AllianzGI U.S. will focus on Underlying Funds and other investments that perform poorly or underperform other available Funds under various market conditions.

You could lose money on your investment in the Funds as a result of these allocation decisions.

Call Risk	An issuer may redeem a fixed-income security before maturity (“call”) at a price below its current market price. An increase in the likelihood of a call may reduce the security’s price. If a fixed-income security is called, the Fund may have to reinvest the proceeds in other fixed-income securities with lower interest rates, higher credit risks, or other less favorable characteristics.

China-Related Risk	The Chinese economy is generally considered an emerging and volatile market. A small number of companies represent a large portion of the Chinese market as a whole, and prices for securities of these companies may be very sensitive to adverse political, economic, or regulatory developments in China and other Asian countries, and may experience significant losses in such conditions. The value of Chinese currencies may also vary significantly relative to the U.S. dollar, affecting a Fund’s investments, to the extent the Fund invests in China-related investments.

Historically, China’s central government has exercised substantial control over the Chinese economy through administrative regulation, state ownership, the allocation, expropriation or nationalization of resources, by controlling payment of foreign currency-denominated obligations, by setting monetary policy and by providing preferential treatment to particular industries or companies. The emergence of domestic economic demand is still at an early stage, making China’s economic health largely dependent upon exports. China’s growing trade surplus with the U.S. has increased the risk of trade disputes, which could potentially have adverse effects on China’s management strategy of its currency, as well as on some export-dependent sectors.

Despite economic reforms that have resulted in less direct central and local government control over Chinese businesses, actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China. These activities, which may include central planning, partial state ownership of or government actions designed to substantially influence certain Chinese industries, market sectors or particular Chinese companies, may adversely affect the public and private sector companies in which a Fund invests. Government actions may also affect the economic prospects for, and the market prices and liquidity of, the securities of Chinese companies and the payments of dividends and interest by Chinese companies. In addition, currency fluctuations, monetary policies, competition, social instability or political unrest may adversely affect economic growth in China. The Chinese economy and Chinese companies may also be adversely affected by regional security threats, as well as adverse developments in Chinese trade policies, or in trade policies toward China by countries that are trading partners with China.

The greater China region includes mainland China, Hong Kong, Macau and Taiwan, and a Fund’s investments in the region are particularly susceptible to risks in that region. Events in any one country within the region may impact the other countries in the region or the Asia region as a whole. As a result, events in the region will generally have a greater effect on a Fund to the extent that it focuses its investments in the greater China region than if the Fund were more geographically diversified, which could result in greater volatility and losses. Markets in the greater China region can experience significant volatility due to social, regulatory and political uncertainties.

Commodity Risk	A Fund’s investments in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a

Prospectus	181

particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Confidential Information Access Risk	In managing the AllianzGI Short Duration High Income Fund, AllianzGI U.S. normally will seek to avoid the receipt by the portfolio manager and analysts of material, non-public information (“Confidential Information”) about the issuers of Senior Loans, other bank loans and related investments being considered for acquisition by the Fund or held in the Fund’s portfolio. In many instances, issuers offer to furnish Confidential Information to prospective purchasers or holders of the issuer’s loans. In circumstances when the AllianzGI U.S. portfolio manager and analysts do not receive Confidential Information from these issuers, the Fund may be disadvantaged in comparison to other bank loan investors, including with respect to the price the Fund pays or receives when it buys or sells a bank loan. Further, in situations when the Fund is asked, for example, to grant consents, waivers or amendments with respect to bank loans, AllianzGI U.S.’s ability to assess the desirability of such consents, waivers and amendments may be compromised.

Convertible Securities Risk	Convertible securities are fixed income securities, preferred stocks or other securities that normally pay interest or dividends and are convertible into or exercisable for common stock of the issuer (or cash or securities of equivalent value) at either a stated price or a stated rate (the “conversion price”). To the extent the market price of the underlying stock approaches or is greater than the conversion price, the convertible security’s market value tends to correlate with the market price of the underlying stock and will be subject to the risks affecting equity securities in general. See “Equity Securities Risk” below. To the extent the market price of the underlying stock declines below the conversion price, the value of the convertible security tends to be influenced by the yield of the convertible security. See “Interest Rate Risk” below.

Convertible securities generally offer lower interest or dividend yields than non-convertible fixed income or other securities of similar quality. In the event of a liquidation of the issuing company, holders of convertible securities would generally be paid before the company’s common stockholders but after holders of any senior debt obligations of the company. Consequently, the issuer’s convertible securities generally entail less risk than its common stock but more risk than its debt obligations. Also, a Fund may be forced to convert a security before it would otherwise choose, which may decrease the Fund’s return. The Funds may also invest in synthetic convertible securities, which involve the combination of separate securities that possess the two principal characteristics of a traditional convertible security (i.e., an income-producing component and a right to acquire an equity security). Synthetic convertible securities are often achieved, in part, through investments in warrants or options to buy common stock (or options on a stock index), and therefore are subject to the risks associated with derivatives. See “Derivatives Risk” below.

Credit and Counterparty Risk	A Fund could lose money if the issuer or guarantor of a fixed income security (including a security purchased with securities lending cash collateral) is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings and a Fund holding a fixed income security is subject to the risk that the security’s credit rating will be downgraded. Securities issued by the U.S. Treasury historically have presented minimal credit risk. However, recent events have led to a downgrade in the long-term U.S. credit rating by at least one major rating agency and have introduced greater uncertainty about the ability of the U.S. to repay its obligations. A further credit rating downgrade or a U.S. credit default could decrease the value and increase the volatility of the Fund’s investments, to the extent that the Fund has exposure to securities issued by the U.S. Treasury.

Counterparty Risk. A Fund is also subject to the risk that a counterparty to a derivatives contract, repurchase agreement, a loan of portfolio securities or an unsettled transaction may be unable or unwilling to make timely settlement payments or otherwise honor its obligations to the Fund. If a counterparty fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Fund could miss investment opportunities or otherwise hold investments it would prefer to sell, resulting in losses for the Fund. Counterparty risk may be pronounced during unusually adverse market conditions and may be particularly acute in environments in which financial services firms are exposed to systemic risks of the type evidenced by the 2008 insolvency of Lehman Brothers and subsequent market disruptions.

Currency Risk	Funds that invest directly in foreign (non-U.S.) currencies, or in securities that trade in, or receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or non-U.S. governments, central banks or supranational entities such as the

182	Allianz Multi-Strategy Funds

International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s exposure to foreign currencies, including investments in foreign currency-denominated securities, may reduce the returns of the Fund.

Derivatives Risk	Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The derivatives that may be used by the Funds are discussed in more detail under “Characteristics and Risks of Securities and Investment Techniques—Derivatives” in this Prospectus and described in more detail under “Investment Objectives and Policies” in the Statement of Additional Information. The Funds may (but are not required to) use derivatives as part of a strategy designed to reduce exposure to other risks, such as risks associated with changes in interest rates or currency risk. The Funds may also use derivatives for leverage, which increases opportunities for gain but also involves greater risk of loss due to leveraging risk, and to gain exposure to issuers, indices, sectors, currencies and/or geographic regions. A Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. A Fund investing in a derivative instrument could lose more than the principal amount invested, and the use of certain derivatives may subject a Fund to the potential for unlimited loss. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, market risk, credit and counterparty risk and management risk. To the extent a Fund writes call options on individual securities that it does not hold in its portfolio (i.e., “naked” call options), it is subject to the risk that a liquid market for the underlying security may not exist at the time an option is exercised or when the Fund otherwise seeks to close out an option position. Naked call options have speculative characteristics and the potential for unlimited loss. Derivatives also involve the risk of mispricing or improper valuation, the risk of ambiguous documentation, and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. In addition, a Fund’s use of derivatives may increase or accelerate the amount of taxes payable by shareholders. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial or that, if used, such strategies will be successful. Finally, federal legislation has been recently enacted in the U.S. that provides for new clearing, margin, reporting and registration requirements for participants in the derivatives market.

Under recently adopted rules and regulations, transactions in some types of swaps (including interest rate swaps and credit default swaps on North American and European indices) are required to be centrally cleared. In a cleared derivatives transaction, a Fund’s counterparty is a clearing house, rather than a bank or broker. Since the Funds are not members of clearing houses and only members of a clearing house can participate directly in the clearing house, the Funds will hold cleared derivatives through accounts at clearing members. In cleared derivatives transactions, the Funds will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house.

Centrally cleared derivative arrangements may be less favorable to mutual funds than bilateral arrangements. For example, the Funds may be required to provide greater amounts of margin for cleared derivatives transactions than for bilateral derivatives transactions. Also, in contrast to bilateral derivatives transactions, following a period of notice to a Fund, a clearing member generally can require termination of existing cleared derivatives transactions at any time or increases in margin requirements above the margin that the clearing member required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing transactions or to terminate transactions at any time.

These and other new rules and regulations could, among other things, further restrict a Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund, increasing margin or capital requirements, or otherwise limiting liquidity or increasing transaction costs. These regulations are new and evolving, so their potential impact on the Funds and the financial system are not yet known.

Buy-Write Strategy Risk. The AllianzGI Redwood Fund (for purposes of the following, the “Fund”) will be subject to the particular risks associated with the Fund’s buy-write strategy. A buy-write is created by simultaneously purchasing a long equity position and selling a call option against that position. The Fund receives an up-front cash premium in exchange for writing a call option on a security, but the Fund’s call option writing strategy will not fully protect it against market declines because the Fund will continue to bear the risk of loss when a decline in the value of portfolio securities is greater than the amount of premiums received. Furthermore, the Fund may use the premiums received to purchase additional securities, which will decrease the protection that holding cash premiums would provide against market declines. In rising markets, the Fund could underperform the broad market, because a written call limits the Fund’s opportunity to profit from an

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increase in the market value of the underlying security. The price of an option is affected by the price volatility of the underlying security, and changes in volatility will affect the premiums received for writing call options.

Emerging Markets Risk	A Fund that invests in non-U.S. securities may experience more rapid and extreme changes in value than a Fund that invests exclusively in securities of U.S. issuers or securities that trade exclusively in U.S. markets. See “Non-U.S. Investment Risk” below. Non-U.S. investment risk may be particularly high to the extent that a Fund invests in emerging market securities, that is, securities of issuers tied economically to countries with developing economies. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. In addition, the risks associated with investing in a narrowly-defined geographic area (discussed below under “Non-U.S. Investment Risk” and “Focused Investment Risk”) are generally more pronounced with respect to investments in emerging market countries. For example, to the extent a Fund invests in companies incorporated or doing significant business in China, which may be considered an emerging market, the risks associated with China-related investments may be more pronounced for such Fund. See “China-Related Risk” above. Funds may also be subject to Emerging Markets Risk if they invest in derivatives or other securities or instruments whose value or returns are related to the value or returns of emerging market securities.

Equity Securities Risk	Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Equity securities may take the form of shares of common stock of a corporation, membership interests in a limited liability company, limited partnership interests, or other forms of ownership interests. Equity securities also include, among other things, preferred stocks, convertible securities and warrants. The value of a company’s equity securities may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. The value of an equity security may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s equity securities may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates or adverse circumstances involving the credit markets. In addition, because a company’s equity securities rank junior in priority to the interests of bond holders and other creditors, a company’s equity securities will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. To the extent a Fund invests in equity-related instruments it will also be subject to these risks.

The Funds may invest in equity securities of companies that their portfolio managers believe will experience relatively rapid earnings growth (growth securities) or that their portfolio managers believe are selling at a price lower than their true value (value securities). Growth securities typically trade at higher multiples of current earnings than other securities. Therefore, the value of growth securities may be more sensitive to changes in current or expected earnings than the value of other securities. Companies that issue value securities may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. If a portfolio manager’s assessment of a company’s prospects is wrong, or if the market does not recognize the value of the company, the price of its securities may decline or may not approach the value that the portfolio manager anticipates.

Fixed Income Risk	All of the Funds that invest in fixed income instruments are subject to interest rate risk. Changes in the market values of fixed income instruments are largely a function of changes in the current level of interest rates. The value of a Fund’s investments in fixed income instruments will typically change as the level of interest rates fluctuate. During periods of declining interest rates, the value of fixed income instruments generally rise. Conversely, during periods of rising interest rates, the value of fixed income instruments generally decline.

“Duration” is one measure of the expected life of a fixed income instrument that is used to determine the sensitivity of a security’s price to changes in interest rates. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Accordingly, underlying bond funds with longer average portfolio durations will generally be more sensitive to changes in interest rates than underlying bond funds with shorter average portfolio durations. Inflation-indexed securities, including Treasury Inflation Protected Securities (TIPs), decline in value when interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed securities may experience greater losses than other fixed income instruments with similar durations. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Also, some portfolios (e.g., portfolios with mortgage-backed and other prepayable securities) have changing durations and may have increasing durations precisely when that is least advantageous (i.e., when interest rates are rising).

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Many Funds, including most of the underlying bond funds, may invest in securities that are particularly sensitive to fluctuations in prevailing interest rates and have relatively high levels of interest rate risk. These include various mortgage-related securities (e.g., the interest-only or “IO” class of a stripped mortgage-backed security) and “zero coupon” securities (fixed income instruments, including certain U.S. Government securities, that do not make periodic interest payments and are purchased at a discount from their value at maturity).

Certain of the Funds may invest in securities issued by U.S. Government agencies or government enterprises. Although some of these securities may be guaranteed as to the payment of principal or interest by the relevant enterprise or agency, others may not be guaranteed, and therefore may be riskier than securities guaranteed by the U.S. Treasury.

Focused Investment Risk	Focusing Fund investments in a small number of issuers, industries, foreign currencies or regions increases risk. Funds that are “non-diversified” because they may invest a significant portion of their assets in a relatively small number of issuers may have more risk because changes in the value of a single security or the impact of a single economic, political or regulatory occurrence may have a greater adverse impact on the Fund’s net asset value. Similarly, certain underlying bond funds may have more risk because they may invest a substantial portion of their assets in bonds of similar projects or from issuers of the same status. Some of those issuers also may present substantial credit or other risks. Diversified Funds that invest in a relatively small number of issuers are subject to similar risks. In addition, certain Funds may be subject to increased risk to the extent they focus their investments in securities denominated in a particular foreign currency or in a narrowly defined geographic area, for example, regional economic risks relating to weather emergencies and natural disasters. Similarly, a Fund that focuses its investments in a certain type of issuer is particularly vulnerable to events affecting such type of issuer. Also, certain Funds may have greater risk to the extent they invest a substantial portion of their assets in a group of related industries (or “sectors”). The industries comprising any particular sector and investments in a particular foreign currency or in a narrowly defined geographic area outside the United States may share common characteristics, are often subject to similar business risks and regulatory burdens, and react similarly to economic, market, political or other developments. Furthermore, certain issuers, industries and regions may be adversely affected by the impacts of climate change on the demand for and the development of goods and services and related production costs, and the impacts of legislation, regulation and international accords related to climate change, as well as any indirect consequences of regulation or business trends driven by climate change.

As discussed above, certain Underlying Funds (or Other Acquired Funds) may have more risk because they have a particular geographic or sector focus. An Underlying Fund that holds or obtains exposure to a particular geography, such as Europe or the Far East, may be affected by economic, regulatory or political developments affecting issuers in that geography. Similarly, Underlying Funds (or Other Acquired Funds) that focus their investments in companies that have exposure, directly or indirectly, to a particular sector, such as the eco-sectors or water-related sectors, will be impacted more by events or factors affecting those sectors than if their portfolios were more diversified among a number of unrelated sectors and industries.

Although each Target Fund normally invests in a number of different Underlying Funds, to the extent that a Target Fund concentrates a significant portion of its assets in a single Underlying Fund, it will be particularly sensitive to the risks associated with that Underlying Fund and any investments in which that Underlying Fund concentrates. See “Underlying Funds Risks” above.

High Yield Risk	A Fund that invests in high yield securities and unrated securities of similar credit quality (sometimes referred to as “high yield securities” or “junk bonds”) may be subject to greater levels of credit and liquidity risk than a fund that does not invest in such securities. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce a Fund’s ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, a Fund may lose its entire investment. Because of the risks involved in investing in high yield securities, an investment in a Fund that invests in such securities should be considered speculative.

Index Risk	Because certain Underlying Funds invest in derivatives that are linked to the performance of an index, they will be subject to the risks associated with changes in the applicable index. If the applicable index changes, such a Fund could receive lower interest payments (in the case of a debt-related derivative) or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities may create leverage to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

Interest Rate Risk	Interest rate risk is the risk that fixed income securities will decline in value because of increases in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. A

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nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. The values of equity and other non-fixed income securities may also decline due to fluctuations in interest rates.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When a Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value of the Fund’s shares.

IPO Risk	Securities offered in initial public offerings (IPOs) are subject to many of the same risks of investing in companies with smaller market capitalizations and often to a heightened degree. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time, a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Funds to which IPO securities are allocated increases, the number of securities issued to any one Fund may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.

Issuer Risk	The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services as well as the historical and prospective earnings of the issuer and the value of its assets.

Leveraging Risk	Leverage, including borrowing, will cause the value of a Fund’s shares to be more volatile than if the Fund did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund’s portfolio securities. The Funds may engage in transactions or purchase instruments that give rise to forms of leverage. Such transactions and instruments may include, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, or the use of when-issued, delayed-delivery or forward commitment transactions. The use of derivatives and short sales may also involve leverage. The use of leverage may cause a Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements. Certain types of leveraging transactions, such as short sales that are not “against the box,” could theoretically be subject to unlimited losses in cases where a Fund, for any reason, is unable to close out the transaction. In addition, to the extent a Fund borrows money, interest costs on such borrowings may not be recovered by any appreciation of the securities purchased with the borrowed amounts and could exceed the Fund’s investment returns, resulting in greater losses.

Liquidity Risk	Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Fund from purchasing or selling such illiquid securities at an advantageous time or price, or possibly requiring a Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, non-U.S. securities, Rule 144A securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. In such cases, a Fund, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities or instruments, may be unable to achieve its desired level of exposure to a certain issuer or sector.

Management Risk	Each Fund is subject to management risk because it is an actively managed investment portfolio. The Manager, the Sub-Advisers and the individual portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired results.

To the extent the portfolio managers employ quantitative models, whether proprietary or maintained by third parties, there can be no assurance that such models will behave as expected in all market conditions, including due to deviations between expected and actual relationships among variables. In addition, the computer

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programming used to construct, or the data employed by, quantitative models may contain errors, which may cause losses for the Fund or reduce performance. In the event third-party models become increasingly costly or unavailable, the portfolio managers may be forced to rely on proprietary models or to reduce or discontinue their use of quantitative models.

The Funds are also subject to the risk that deficiencies in the operational systems or controls of the Manager or another service provider will cause losses for the Funds or hinder Fund operations. For example, trading delays or errors (both human and systemic) could prevent a Fund from purchasing a security expected to appreciate in value. Additionally, legislative, regulatory, or tax developments may affect the investment techniques available to Allianz Global Fund Management and each individual portfolio manager in connection with managing the Funds and may also adversely affect the ability of the Funds to achieve their investment objectives.

Market Risk	The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. To the extent a Fund invests substantially in common stocks and/or other equity securities, a principal risk of investing in the Fund is that the investments in its portfolio will decline in value due to factors affecting securities markets generally or particular industries or sectors represented in those markets. The values of securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, adverse changes to credit markets or adverse investor sentiment generally. They may also decline due to factors that disproportionately affect a particular industry, group of related industries or sector, such as labor shortages or increased production costs and competitive conditions within an industry or sector. The market price of fixed income securities, as well as equity securities and other types of investments, may decline due to changes in interest rates or other factors affecting the applicable markets generally. Equity securities generally have greater price volatility than fixed income securities. During a general downturn in securities markets, multiple asset classes may decline in value simultaneously.

The Funds are subject to the risk that geopolitical and other events will disrupt securities markets, adversely affect global economies and markets and thereby decrease the value of the Funds’ investments. The wars in Iraq and Afghanistan have had a substantial effect on the economies and securities markets of the U.S. and other countries. Terrorism in the U.S. and around the world has had a similar global impact and has increased geopolitical risk. The terrorist attacks on September 11, 2001 resulted in the closure of some U.S. securities markets for four days, and similar attacks are possible in the future. Securities markets may be susceptible to market manipulation (e.g., the potential manipulation of the London Interbank Offered Rate (LIBOR)) or other fraudulent trade practices, which could disrupt the orderly functioning of these markets or adversely affect the value of investments traded in these markets, including investments of the Funds. While the U.S. government has honored its credit obligations continuously for the last 200 years, it remains possible that the U.S. could default on its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the U.S. would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the Funds’ investments. Similarly, political events within the U.S. at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of many Fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. The uncertainty surrounding the sovereign debt of a significant number of European Union countries, as well as the continued existence of the European Union itself, have disrupted and may continue to disrupt markets in the U.S. and around the world. If one or more countries leave the European Union or the European Union dissolves, the world’s securities markets likely will be significantly disrupted. Substantial government interventions (e.g., currency controls) also could negatively impact the Funds. War, terrorism, economic uncertainty, and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters, such as the earthquake and tsunami in Japan in early 2011, and systemic market dislocations of the kind surrounding the insolvency of Lehman Brothers in 2008, if repeated, would be highly disruptive to economies and markets, adversely affecting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Funds’ investments. During such market disruptions, the Funds’ exposure to the risks described elsewhere in this “Summary of Principal Risks” section will likely increase. Market disruptions, including sudden government interventions, can also prevent the Funds from implementing their investment programs for a period of time and achieving their investment objectives. For example, a market disruption may adversely affect the orderly functioning of the securities markets and may cause the Funds’ derivatives counterparties to discontinue offering derivatives on some underlying commodities, securities, reference rates, or indices, or to offer them on a more limited basis. To the extent a Fund has focused its

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investments in the stock index of a particular region, adverse geopolitical and other events could have a disproportionate impact on the Fund.

Mortgage-Related and Other Asset- Backed Risk	Most of the underlying bond funds may invest in a variety of mortgage-related and other asset-backed securities, which are subject to certain additional risks. Generally, rising interest rates tend to extend the duration of fixed-rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed-rate mortgage-related securities may involve special risks relating to unanticipated rates of prepayment on the mortgages underlying the securities. This is known as prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because the Fund may have to reinvest that money at the lower prevailing interest rates. The Funds’ investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

The market for mortgage-backed and other asset-backed securities has recently experienced high volatility and a lack of liquidity. As a result, the value of many of these securities has significantly declined. There can be no assurance that these markets will become more liquid or less volatile, and it is possible that the value of these securities could decline further.

Non-U.S. Investment Risk	A Fund that invests in non-U.S. securities may experience more rapid and extreme changes in value than Funds that invest exclusively in securities of U.S. issuers or securities that trade exclusively in U.S. markets. The securities markets of many non-U.S. countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of non-U.S. securities are often not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of non-U.S. countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, market disruption, political changes, security suspensions or diplomatic developments could adversely affect a Fund’s investments in a non-U.S. country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in non-U.S. securities. To the extent that a Fund invests a significant portion of its assets in a particular currency or geographic area, the Fund will generally have more exposure to regional economic risks, including weather emergencies and natural disasters. For example, because certain of the Funds may invest more than 25% of their assets in particular countries, these Funds may be subject to increased risks due to political, economic, social or regulatory events in those countries. Adverse developments in certain regions can also adversely affect securities of other countries whose economies appear to be unrelated. In addition, a Fund’s investments in non-U.S. securities may be subject to withholding and other taxes imposed by countries outside the U.S., which could reduce the return on an investment in a Fund.

REIT and Real Estate-Related Investment Risk	To the extent that a Fund invests in real estate-related investments, such as securities of real estate-related companies, real estate investment trusts (REITs), real estate operating companies (REOCs) and related instruments and derivatives, it will be subject to the risks associated with owning real estate and with the real estate industry generally. These include difficulties in valuing and disposing of real estate, the possibility of declines in the value of real estate, risks related to general and local economic conditions, the possibility of adverse changes in the climate for real estate, environmental liability risks, the risk of increases in property taxes and operating expenses, possible adverse changes in zoning laws, the risk of casualty or condemnation losses, limitations on rents, the possibility of adverse changes in interest rates and in the credit markets and the possibility of borrowers paying off mortgages sooner than expected, which may lead to reinvestment of assets at lower prevailing interest rates. The value of investments in the real estate sector also may be affected by macroeconomic developments, and social and economic trends. To the extent a Fund invests in REITs and/or REOCs, it will also be subject to the risk that a REIT or REOC will default on its obligations or go bankrupt. By investing in REITs and/or REOCs indirectly through a Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of such REITs or REOCs.

Short Selling Risk	Short sales may be used by a Fund for investment and risk management purposes, including when a Sub-Adviser anticipates that the market price of securities will decline or will underperform relative to other securities held in the Fund’s portfolio, or as part of an overall portfolio strategy to minimize the effects of market volatility (i.e., a “market neutral” strategy). Short sales are transactions in which the Fund sells a security or other instrument (such as an option forward, futures or other derivative contract) that it does not own. Short exposure with respect to securities or market segments may also be achieved through the use of derivatives, such as futures on indices or swaps on individual securities. When a Fund engages in a short sale on a security, it must borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to

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borrow particular securities and be obligated to repay the lender of the security any dividends or interest that accrue on the security during the period of the loan. The amount of any gain from a short sale will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund pays in connection with the short sale. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the securities have appreciated in value, thus resulting in a loss to the Fund. A Fund may, to the extent permitted by law, engage in short sales where it does not own or have the right to acquire the security (or basket of securities) sold short at no additional cost. A Fund’s loss on a short sale could theoretically be unlimited in a case where the Fund is unable, for whatever reason, to close out its short position. The use by a Fund of short sales in combination with long positions in its portfolio in an attempt to improve performance may not be successful and may result in greater losses or lower positive returns than if the Fund held only long positions. It is possible that a Fund’s long equity positions will decline in value at the same time that the value of the securities underlying its short positions increase, thereby increasing potential losses to the Fund. If the Fund is required to return a borrowed security at a time when other short sellers are also required to return the same security, a “short squeeze” can occur, and the Fund may be forced to purchase the security at a disadvantageous price. In addition, a Fund’s short selling strategies may limit its ability to fully benefit from increases in the equity markets. Short selling also involves a form of financial leverage that may exaggerate any losses realized by a Fund that utilizes short sales. See “Leveraging Risk.” Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to a Fund. See “Credit and Counterparty Risk.” To the extent a Fund seeks to obtain some or all of its short exposure by using derivative instruments instead of engaging directly in short sales on individual securities, it will be subject to many of the foregoing risks, as well as to those described under “Derivatives Risk” above.

Smaller Company Risk	The general risks associated with investing in equity securities and liquidity risk are particularly pronounced for securities of companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities, and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. Companies with medium-sized market capitalizations also have substantial exposure to these risks.

Tax Risk	Income from certain commodity-linked investments does not constitute “qualifying income” to a Fund for purposes of the Fund’s qualification as a regulated investment company for U.S. federal income tax purposes. Income from other commodity-linked investments may not constitute qualifying income. If such income were determined not to constitute qualifying income and were to cause a Fund’s nonqualifying income to exceed 10% of the Fund’s gross income for any year, the Fund would be subject to a tax at the Fund level.

Turnover Risk	A change in the securities held by a Fund is known as “portfolio turnover.” Higher portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are taxed as ordinary income when distributed to individual shareholders), and may adversely impact a Fund’s after-tax returns. The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance.

Water-Related Risk	Because the AllianzGI Global Water Fund (for the purposes of this section, the “Fund”) focuses its investments in companies that are substantially engaged in water-related activities, events or factors affecting the sector consisting of companies engaged in such activities (the “water-related resource sector”) will have a greater effect on, and may more adversely affect, the Fund than they would with respect to a fund that is more diversified among a number of unrelated sectors and industries.

Companies in the water-related resource sector may be significantly affected by events relating to international political and economic developments, water conservation, the success of exploration projects, commodity prices and tax and other government regulations. There are substantial differences between the water-related, environmental and other regulatory practices and policies in various jurisdictions, and any given regulatory agency may make major shifts in policy from time to time. Other economic and market developments that may significantly affect companies in the water-related resource sector include, without limitation, inflation, rising interest rates, fluctuations in commodity prices, raw material costs and other operating costs, and competition from new entrants into the sector.

Companies in the water-related resource sector are susceptible to changes in investment in water purification technology globally, and a slackening in the pace of new infrastructure projects in developing or developed countries may constrain such companies’ ability to grow in global markets. Other reductions in demand for clean water, such as significant decreases in world population or increased availability of potable water in arid regions,

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may reduce demand for certain products and services provided by companies in the water-related resource sector.

While the water-related resource sector includes established and mature companies, portions of the sector are newly developing and strongly influenced by technological changes. The sector can be significantly affected by the level and volatility of technological change in industries focusing on the quality or availability of or demand for potable and non-potable water. In particular, technological advances can render an existing product, which may account for a substantial portion of a company’s revenue, obsolete. Product development efforts by companies in the sector that are focused on developing newer technologies may not result in viable commercial products, and such companies in the sector typically bear high research and development costs, which can limit their ability to maintain operations during periods of organizational growth or instability. Many companies in the sector are in the early stages of operation and may have limited operating histories and smaller market capitalizations on average than companies in other sectors. As a result of these and other factors, the value of investments in companies in the water-related resource sector tends to be considerably more volatile than that of companies in more established sectors and industries.

Due to its focus on the water-related resource sector, the Fund invests in companies that may share common characteristics, are often subject to similar business risks and regulatory burdens, and whose securities may react similarly to various events and other factors. To the extent it focuses a significant portion of its assets in any particular industry within the water-related resource sector, the Fund is further subject to focused investment risk and is more susceptible to events or factors affecting companies in that particular industry. See “Focused Investment Risk.”

The Fund may also have focused investment risk to the extent that it invests a substantial portion of its assets in a particular country or geographic region. Prolonged drought, floods, weather, disease and other natural disasters, as well as war and political instability, may significantly reduce the ability of companies in the water-related resource sector to maintain or expand their operations or their marketing efforts in affected countries or geographic regions. See “Non-U.S. Investment Risk” and “Emerging Markets Risk.”

To the extent the Fund invests in companies that derive substantial revenues from activities outside the water-related resource sector, those investments may be significantly affected by developments in other industries in which such companies are active. See “Equity Securities Risk” and “Market Risk.”

Additional Risks of Investing in the Funds	In addition to the risks described above, certain of the Funds are newly or relatively recently formed and therefore have limited or no history for investors to evaluate. Certain Funds have recently changed investment strategies and/or portfolio management personnel, and they would not necessarily have achieved the same performance results if the current strategies had been followed and/or the current personnel had been in place. Also, it is possible that newer Funds and smaller-sized Funds may invest in securities offered in initial public offerings and other types of transactions (such as private placements) which, because of the Funds’ size, have a disproportionate impact on the Funds’ performance results. The Funds would not necessarily have achieved the same performance results if their aggregate net assets had been greater.

Variable Distribution Risk	Because a significant portion of securities held by certain underlying bond funds may have variable or floating interest rates, the amounts of the underlying bond fund’s periodic distributions to shareholders are expected to vary with fluctuations in market interest rates. Generally, when market interest rates fall, the amount of the distributions to shareholders will likewise decrease. Because of the nature of distributions received by the underlying stock funds, it is expected that the underlying stock funds, to the extent they make distributions, will make them in varying amounts.

190	Allianz Multi-Strategy Funds

Underlying Funds

Because each of the Target Funds intends to invest its assets primarily in Underlying Funds, and each of the Multi-Asset Funds and Global Fundamental Strategy Fund may invest its assets significantly or primarily in Underlying Funds, the following provides a general description of the main investments of, and other information about, the Underlying Funds. Some of the Underlying Funds invest primarily in equity securities while others invest primarily fixed income instruments. Some Underlying Funds invest in both equity and fixed income instruments, and many Underlying Funds may invest in derivatives and other instruments. The fact that an Underlying Fund invests primarily in equity securities, fixed income instruments and/or other securities and instruments is not necessarily determinative of whether the Underlying Fund is categorized as investing primarily in “return-generating” assets or “defensive” assets.

At the discretion of Allianz Global Fund Management and without shareholder approval (though subject to any applicable Fund-specific investment restrictions), the Target Funds, Multi-Asset Funds and Global Fundamental Strategy Fund may invest in additional funds of the Trust, Allianz Funds, PIMCO Equity Series, PIMCO ETF Trust, PIMCO Funds or other affiliated and non-affiliated funds created in the future. The Trust and Allianz Funds are advised by Allianz Global Fund Management. The PIMCO Equity Series, PIMCO ETF Trust and PIMCO Funds are advised by Pacific Investment Management Company LLC (“PIMCO”). PIMCO is affiliated with Allianz Global Fund Management, and is an indirect subsidiary of Allianz Asset Management of America L.P. (“Allianz”). For a more complete description of an Underlying Fund, please see the Statement of Additional Information and such Underlying Fund’s prospectuses, which are available free of charge by telephoning the Distributor at the numbers below.

Summary Description of Underlying Funds	The following provides a concise description of the investment objectives, main investments and other information about each Underlying Fund. The information and tables below list the Underlying Funds in alphabetical order according to the trust of which each Underlying Fund is a series, without regard to the investment strategy the Underlying Fund employs. For additional discussion of the investments and strategies that may be employed by the Funds and the Underlying Funds, see “Characteristics and Risks of Securities and Investment Techniques” below. For more information about these funds, please see the applicable prospectus and Statement of Additional Information. These summaries are qualified in their entirety by reference to the prospectuses and Statements of Additional Information of the applicable funds, which are available free of charge by calling the numbers below:

Allianz Funds and Allianz Funds Multi-Strategy Trust:	1-800-498-5413
PIMCO Funds, PIMCO Equity Series and PIMCO ETF Trust:	1-800-927-4648

Approximate Primary
	Allianz Fund	Investment Objective	Fund Focus	Capitalization Range

Allianz Funds	AllianzGI Emerging Markets Opportunities	Maximum long-term capital appreciation	Emerging market stocks	All capitalizations

	AllianzGI Focused Growth	Capital appreciation	Larger capitalization common stocks	$1 billion or more

	AllianzGI Global Commodity Equity	Long-term capital appreciation	Equity securities of U.S. and non-U.S. natural resources companies	All capitalizations

	AllianzGI Global Small-Cap	Long-term capital appreciation	Equity securities of smaller capitalization U.S. and non-U.S. issuers	Weighted-average market capitalization between 50% and 200% of the weighted-average market capitalization of the MSCI World Small-Cap Index

Prospectus	191

Approximate Primary
Allianz Fund	Investment Objective	Fund Focus	Capitalization Range

AllianzGI Income & Growth	Total return comprised of current income, current gains and capital appreciation	Combination of common stocks and other equity securities, debt securities and convertible securities	All capitalizations

AllianzGI International Managed Volatility	Maximum long-term capital appreciation	Companies located in developed countries represented in the MSCI EAFE Index	All capitalizations

AllianzGI Large-Cap Growth	Long-term capital appreciation	Large capitalization equity securities	$5 billion or more

AllianzGI Mid-Cap	Long-term capital appreciation	Medium capitalization equity securities	Same as the Russell Midcap Growth Index

AllianzGI NFJ All-Cap Value	Long-term growth of capital and income	Undervalued common stocks in a broad range of capitalizations	All capitalizations

AllianzGI NFJ Dividend Value	Long-term growth of capital and income	Income producing common stocks with potential for capital appreciation	Greater than $3.5 billion

AllianzGI NFJ International Value	Long-term growth of capital and income	Undervalued equity securities of non-U.S. companies with capitalizations greater than $1 billion	Greater than $1 billion

AllianzGI NFJ Large-Cap Value	Long-term growth of capital and income	Undervalued large capitalization common stocks	Market capitalizations that equal or exceed the market capitalization of the 400th largest company represented in the Russell 1000 Index

AllianzGI NFJ Mid-Cap Value	Long-term growth of capital and income	Undervalued medium capitalization common stocks	Between $2 billion and $17.5 billion

AllianzGI NFJ Small-Cap Value	Long-term growth of capital and income	Undervalued small capitalization common stocks	Between $100 million and $3.5 billion

AllianzGI Opportunity	Capital appreciation; no consideration is given to income	Smaller capitalization common stocks	Less than $2 billion

AllianzGI Small-Cap Blend	Long-term capital appreciation	Blend Stocks	Smaller than the largest company in the Russell 2000 Index

AllianzGI Technology	Long-term capital appreciation	Equity securities of U.S. and non-U.S. technology-related companies	Greater than $500 million

AllianzGI U.S. Managed Volatility	Long-term capital appreciation	U.S. large-cap equity securities	Same as the Russell 1000 Index

192	Allianz Multi-Strategy Funds

	Allianz Multi-Strategy			Approximate Primary
	Trust Fund	Investment Objective	Fund Focus	Capitalization Range

Allianz Funds Multi-Strategy Trust	AllianzGI Behavioral Advantage Large Cap	Long-term capital appreciation	Large capitalization U.S. common stocks	Large- Capitalization (in the top 1,000 U.S. stocks based on market capitalization)

	AllianzGI Best Styles Global Equity Fund	Long-term capital appreciation	Blend Stocks	All capitalizations

	AllianzGI China Equity	Long-term capital appreciation	Equity securities of Chinese companies	All capitalizations

	AllianzGI Convertible(1)	Maximum total return, consisting of capital appreciation and current income	Convertible securities	All capitalizations

	AllianzGI Disciplined Equity	Long-term capital appreciation	Equity securities of U.S. companies	Greater than $1.5 billion

	AllianzGI Global Managed Volatility	Long-term capital appreciation	Global All Cap Equity securities	Same as the MSCI World Index

	AllianzGI Global Water	Long-term capital appreciation	Equity securities of water-related companies worldwide	All capitalizations

	AllianzGI High Yield Bond(2)	High level of current income and capital growth	Higher yielding fixed income securities	N/A

	AllianzGI International Small-Cap	Maximum long-term capital appreciation	Equity securities of smaller non-U.S. companies	Less than $5 billion

	AllianzGI Micro Cap	Maximum long-term capital appreciation	Micro-capitalization common stocks	Similar to Russell Microcap Growth Index

	AllianzGI NFJ Emerging Markets Value	Long-term capital appreciation.	Equity securities of companies domiciled in emerging market countries	Greater than $500 million

	AllianzGI NFJ Global Dividend Value	Long-term growth of capital and income	Income producing common stocks of U.S. and non-U.S. companies with potential for capital appreciation	In excess of $1 billion

	AllianzGI NFJ International Small-Cap Value	Long-term capital appreciation	Undervalued equity securities of non-U.S. companies with small capitalizations	Between $500 million and $5 billion

	AllianzGI NFJ International Value II	Long-term capital appreciation	Undervalued equity securities of non-U.S. companies with capitalizations greater than $1 billion	Greater than $1 billion

	AllianzGI Redwood	Long-term capital appreciation with a high degree of downside protection and reduced volatility relative to the broad U.S. equity market	U.S. equity and equity related instruments and derivatives	Mid- and large-capitalization (generally in excess of $2 billion)

Prospectus	193

Allianz Multi-Strategy			Approximate Primary
Trust Fund	Investment Objective	Fund Focus	Capitalization Range

AllianzGI Short Duration High Income	High level of current income	High yield bonds and bank loans	Minimum 80% of assets rated Ba/BB or below

AllianzGI Structured Alpha	Generate attractive risk-adjusted absolute returns through a complete market cycle.	Equity index options	N/A

AllianzGI Ultra Micro Cap	Maximum long-term capital appreciation	Ultra micro-capitalization common stocks	Less than two times the weighted average of Russell Microcap Growth Index

AllianzGI U.S. Emerging Growth	Maximum long-term capital appreciation	Smaller capitalization common stocks	Similar to Russell 2000 Growth Index

AllianzGI U.S. Equity Hedged	Capital appreciation, with added emphasis on the protection of capital during unfavorable market conditions.	U.S. equity securities	Same as S&P 500 Index

(1) The AllianzGI Convertible Fund normally invests at least 80% of its net assets in U.S. securities that are convertible into common stock.
(2) The AllianzGI High Yield Bond Fund normally invests at least 80% of its net assets in U.S. corporate bonds rated below investment grade or unrated and determined to be of similar quality..

	PIMCO Equity			Approximate Primary
	Series Fund	Investment Objective	Fund Focus	Capitalization Range

PIMCO Equity Series	PIMCO EqS Dividend	Current income exceeding average yield on global stocks and secondarily, long-term capital appreciation	Global equity and equity-related securities	All capitalizations

	PIMCO EqS Emerging Markets	Capital appreciation	Equity and equity-related securities economically tied to emerging market countries	All capitalizations

	PIMCO EqS Pathfinder	Capital appreciation	Equity securities of issuers that PIMCO believes are undervalued	All capitalizations

					Non-U.S. Dollar
				Credit	Denominated
	PIMCO Fund(5)	Main Investments	Duration	Quality(1)	Securities(2)

PIMCO Funds	PIMCO California Intermediate Municipal Bond	Intermediate maturity municipal securities (exempt from federal and California income tax)	3–7 years	B to Aaa; max 10% below Baa	0%

	PIMCO California Municipal Bond	Municipal securities (exempt from federal and California income tax)	7–12 years	B to Aaa; max 10% of total assets below Baa	0%

194	Allianz Multi-Strategy Funds

Non-U.S. Dollar
			Credit	Denominated
PIMCO Fund(5)	Main Investments	Duration	Quality(1)	Securities(2)

PIMCO California Short Duration Municipal Income	Short to intermediate maturity municipal securities (exempt from federal and California income tax)	≤3 years	Caa to Aaa; max 10% of total assets below Baa	0%

PIMCO Commodities PLUStm Strategy	Commodity-linked derivative instruments backed by an actively managed low volatility bond portfolio	≤1 year	Baa to Aaa; max 10% of total assets below A	0–10% of total assets

PIMCO Commodities PLUStm Short Strategy	Commodity-linked derivative instruments backed by an actively managed low volatility bond portfolio	<1 year	Baa to Aaa; max 10% of total assets below A	0–10% of total assets

PIMCO Commodity-RealReturn Strategy®	Commodity-linked derivative instruments backed by a portfolio of inflation-indexed and other fixed income instruments	≤10 years	B to Aaa; max 10% of total assets below Baa	0–30% of total assets

PIMCO Convertible	Convertible securities	N/A	Max 20% of total assets below B	0–30% of total assets

PIMCO Credit Absolute Return	Broad range of fixed income investments	0 to 6 years	Max 50% of total assets below B–	No limitation

PIMCO Emerging Markets Currency	Currencies or fixed income instruments denominated in currencies of non-U.S. countries	≤8 years	Max 15% of total assets below B	≥80% of assets(3)

PIMCO Diversified Income	Investment grade corporate, high yield and emerging market fixed income instruments	3–8 years	Max 10% of total assets below B	No limitation

PIMCO Emerging Local Bond	Fixed income instruments denominated in currencies of non-U.S. countries	+/– 2 years of its benchmark	Max 15% of total assets below B	≥80% of assets(3)

PIMCO Emerging Markets Corporate Bond	Diversified portfolio of fixed income instruments economically tied to emerging market countries	≤10 years	Max 20% of total assets below Ba	No limitation

PIMCO Emerging Markets Bond	Emerging market fixed income instruments	≤8 years	Max 15% of total assets below B	≥80% of assets(3)

PIMCO EM Fundamental IndexPLUStm TR Strategy	Enhanced RAFI® Emerging Markets Fundamental Index® derivatives backed by a portfolio of fixed income instruments	(–3) to 8 years	B to Aaa; max 10% of total assets below Baa	No limitation

PIMCO Extended Duration	Long-term maturity fixed income instruments	+/– 3 years of its benchmark	B to Aaa; max 10% of total assets below Baa	0–30% of total assets

PIMCO Floating Income	Variable and floating-rate fixed income instruments and their economic equivalents	≤1 year	Caa to Aaa; max 10% of total assets below B	No limitation

Prospectus	195

Non-U.S. Dollar
			Credit	Denominated
PIMCO Fund(5)	Main Investments	Duration	Quality(1)	Securities(2)

PIMCO Foreign Bond (Unhedged)	Intermediate maturity non-U.S. fixed income instruments	+/– 2 years of its benchmark	B to Aaa; max 10% of total assets below Baa	≥80% of assets(3)

PIMCO Foreign Bond (U.S. Dollar-Hedged)	Intermediate maturity hedged non-U.S. fixed income instruments	+/– 2 years of its benchmark	B to Aaa; max 10% of total assets below Baa	≥80% of assets(3)

PIMCO Fundamental Advantage Total Return Strategy	Long exposure to Enhanced RAFI® 1000 Index hedged by short exposure to S&P 500 Index, backed by a portfolio of fixed income instruments	(–3) to 8 years	B to Aaa; max 10% of total assets below Baa	No limitation

PIMCO Fundamental IndexPLUS® TR	Enhanced RAFI® 1000 Index derivatives backed by a portfolio of fixed income instruments	(–3) to 8 years	B to Aaa; max 10% of total assets below Baa	0–30% of total assets

PIMCO Global Advantage Strategy Bond	U.S. and non-U.S. fixed income instruments	≤8 years	Max 15% of total assets below B	No limitation

PIMCO Global Bond (Unhedged)	U.S. and non-U.S. intermediate maturity fixed income instruments	+/– 2 years of its benchmark	B to Aaa; max 10% of total assets below Baa	No limitation

PIMCO Global Bond (U.S. Dollar Hedged)	U.S. and hedged non-U.S. intermediate maturity fixed income instruments	+/– 2 years of its benchmark	B to Aaa; max 10% of total assets below Baa	0–20% of total assets

PIMCO GNMA	Short and intermediate maturity mortgage-related fixed income securities issued by the Government National Mortgage Association	1–7 years	Baa to Aaa; max 10% of total assets below Aaa	0%

PIMCO Government Money Market	U.S. government securities	≤ 60 days dollar-weighted average maturity	Min 97% of total assets Prime 1; ≤3% of total assets Prime 2	0%

PIMCO High Yield	Higher yielding fixed income securities	+/– 2 years of its benchmark	Min 80% of assets below Baa; max 20% of total assets Caa or below	0–20% of total assets

PIMCO High Yield Municipal Bond	Intermediate to long-term maturity high yield municipal securities (exempt from federal income tax)	4–11 years	No limitation	0%

PIMCO High Yield Spectrum	High yielding fixed income securities	+/– 1 year of its benchmark	No limitation	No limitation

PIMCO Income	Broad range of fixed income instruments	2–8 years	Caa to Aaa; max 50% of total assets below Baa	No limitation

196	Allianz Multi-Strategy Funds

Non-U.S. Dollar
			Credit	Denominated
PIMCO Fund(5)	Main Investments	Duration	Quality(1)	Securities(2)

PIMCO International Fundamental IndexPLUS® TR Strategy	Enhanced RAFI® Developed ex-U.S. Fundamental Index derivatives backed by a portfolio of fixed income instruments	(–3) to 8 years	Max 10% of total assets below Baa	No limitation

PIMCO International StocksPLUS® TR Strategy (U.S. Dollar-Hedged)	Non-U.S. equity derivatives backed by a portfolio of fixed income instruments	(–3) to 8 years	B to Aaa; max 10% of total assets below Baa	0–30% of total assets(4)

PIMCO International StocksPLUS® TR Strategy (Unhedged)	Non-U.S. equity derivatives backed by a portfolio of fixed income instruments	(–3) to 8 years	B to Aaa; max 10% of total assets below Baa	0–30% of total assets(4)

PIMCO Investment Grade Corporate Bond	Corporate fixed income securities	+/– 2 years of its benchmark	B to Aaa; max 10% of total assets below Baa	0–30% of total assets

PIMCO Long Duration Total Return	Long-term maturity fixed income instruments	+/– 2 years of its benchmark	B to Aaa; max 10% of total assets below Baa	0–30% of total assets

PIMCO Long-Term Credit	Long-term maturity fixed income instruments	+/– 2 years of its benchmark	B to Aaa; maximum 20% of total assets below Baa	0–30% of total assets

PIMCO Long-Term U.S. Government	Long-term maturity fixed income securities	≥8 years	A to Aaa	0%

PIMCO Low Duration	Short maturity fixed income instruments	1–3 years	B to Aaa; max 10% of total assets below Baa	0–30% of total assets

PIMCO Low Duration II	Short maturity fixed income instruments with quality and non-U.S. issuer restrictions	1–3 years	A to Aaa	0%

PIMCO Low Duration III	Short maturity fixed income instruments with prohibitions on firms engaged in socially sensitive practices	1–3 years	B to Aaa; max 10% of total assets below Baa	0–30% of total assets

PIMCO Moderate Duration	Short and intermediate maturity fixed income securities	+/– 2 years of its benchmark	B to Aaa; max 10% of total assets below Baa	0–30% of total assets

PIMCO Money Market	Money market instruments	≤ 60 days dollar-weighted average maturity	Min 97% of total assets rated Prime 1; ≤3% of total assets rated Prime 2	0%

PIMCO Mortgage-Backed Securities	Short and intermediate maturity mortgage-related fixed income instruments	1–7 years	Baa to Aaa; max 10% of total assets below Aaa	0%

PIMCO Mortgage Opportunities	Mortgage-related assets	(–1) to 8 years	Max 50% of total assets below Baa	No Limitation

Prospectus	197

				Non-U.S. Dollar
			Credit	Denominated
PIMCO Fund(5)	Main Investments	Duration	Quality(1)	Securities(2)

PIMCO Municipal Bond	Intermediate to long-term maturity municipal securities (exempt from federal income tax)	3–10 years	Ba to Aaa; max 10% of total assets below Baa	0%

PIMCO National Intermediate Municipal Bond	Municipal securities (exempt from federal income tax)	3–9 years	B to Aaa; max 10% of total assets below Baa	0%

PIMCO New York Municipal Bond	Intermediate to long-term maturity municipal securities (exempt from federal and New York income tax)	3–12 years	B to Aaa; max 10% of total assets below Baa	0%

PIMCO RealEstate-RealReturn Strategy	Real estate-linked derivative instruments backed by a portfolio of inflation-indexed and other fixed income instruments	≤10 years	B to Aaa; max 10% of total assets below Baa	0–30% of total assets

PIMCO Real Return	Inflation-indexed fixed income instruments	+/– 3 years of its benchmark	B to Aaa; max 10% of total assets below Baa	0–30% of total assets

PIMCO Real Return Asset	Inflation-indexed fixed income securities	+/– 4 years of its benchmark	B to Aaa; max 20% of total assets below Baa	0–30% of total assets

PIMCO Senior Floating Rate	Portfolio of senior secured loans, senior corporate debt and other senior fixed income instruments	+/– 1 year of its benchmark	Max 5% of total assets below Caa	0–20% of total

PIMCO Short Asset Investment	Short maturity fixed income instruments	≤1.5 years	Baa to Aaa	0%

PIMCO Short Duration Municipal Income	Short to intermediate maturity municipal securities (exempt from federal income tax)	≤3 years	Baa to Aaa	0%

PIMCO Short-Term	Money market instruments and short maturity fixed income instruments	<1 year	B to Aaa; max 10% of total assets below Baa	0–10% of total assets

PIMCO Small Cap StocksPLUS® TR	Russell 2000® Index derivatives backed by a diversified portfolio of fixed income instruments	(–3) to 8 years	B to Aaa; max 10% of total assets below Baa	0–30% of total assets

PIMCO Small Company Fundamental IndexPLUS® TR Strategy	Enhanced RAFI® Small Company Fundamental Index derivatives backed by a portfolio of fixed income instruments	(–3) to 8 years	Max 10% of total assets below Baa	No limitation

PIMCO StocksPLUS®	S&P 500 Index derivatives backed by a portfolio of short-term fixed income instruments	≤1 year	B to Aaa; max 10% of total assets below Baa	0–30% of total assets

198	Allianz Multi-Strategy Funds

Non-U.S. Dollar
			Credit	Denominated
PIMCO Fund(5)	Main Investments	Duration	Quality(1)	Securities(2)

PIMCO StocksPLUS Long Duration	S&P 500 Index derivatives backed by a portfolio of actively managed long-term fixed income instruments	+/– 2 years of Barclays Capital Long-Term Government/Credit Index(6)	B to Aaa; max 10% of total assets below Baa	0–30% of total assets

PIMCO StocksPLUS® Total Return	S&P 500 Index derivatives backed by a portfolio of fixed income instruments	(–3) to 8 years	B to Aaa; max 10% of total assets below Baa	0–30% of total assets

PIMCO StocksPLUS® TR Short Strategy	Short S&P 500 Index derivatives backed by a portfolio of fixed income instruments	(–3) to 8 years	B to Aaa; max 10% of total assets below Baa	0–30% of total assets

PIMCO Tax Managed Real Return	Investment grade municipal bonds (including pre-refunded municipal bonds and inflation-indexed securities)	≤8 years for the fixed income portion of the Fund	Baa to Aaa	≤5% of total assets

PIMCO Total Return	Intermediate maturity fixed income instruments	+/– 2 years of its benchmark	B to Aaa; max 10% of total assets below Baa	0–30% of total assets

PIMCO Total Return II	Intermediate maturity fixed income instruments with quality and non-U.S. issuer restrictions	+/– 2 years of its benchmark	Baa to Aaa	0%

PIMCO Total Return III	Intermediate maturity fixed income instruments with prohibitions on firms engaged in socially sensitive practices	+/– 2 years of its benchmark	B to Aaa; max 10% of total assets below Baa	0–30% of total assets

PIMCO Total Return Fund IV	Diversified portfolio of fixed income instruments of varying maturities	+/– 1.5 years of its benchmark	Baa to Aaa	0–15% of total assets

PIMCO Unconstrained Bond	Broad range of fixed income instruments	(–3) to 8 years	Max 40% of total assets below Baa	No limitation

PIMCO Unconstrained Tax Managed Bond	Broad range of fixed income instruments	(–3) to 10 years	Max 40% of total assets of total assets below Baa	0–50% of total assets

PIMCO Worldwide Fundamental Advantage TR Strategy	Derivatives providing exposure to a proprietary global equity market neutral index, backed by a diversified portfolio of short and intermediate maturity fixed income instruments	(–3) to 8 years	Max 10% of total assets below Baa	No limitation

Non-U.S. Dollar
				Credit	Denominated
	PIMCO ETF Trust Fund	Investment Objective	Duration	Quality	Securities

PIMCO ETF Trust	PIMCO Enhanced Short Maturity Strategy	Seeks maximum current income, consistent with preservation of capital and daily liquidity	≤1 Year	Baa to Aaa	No limitation

Prospectus	199

				Non-U.S. Dollar
			Credit	Denominated
PIMCO ETF Trust Fund	Investment Objective	Duration	Quality	Securities

PIMCO Short Term Municipal Bond Strategy	Seeks attractive tax-exempt income, consistent with preservation of capital	0–3 Years	Baa to Aaa	0%

PIMCO Intermediate Municipal Bond Strategy	Seeks attractive tax-exempt income, consistent with preservation of capital	3 to 8 Years	Baa to Aaa	0%

PIMCO Build America Bond Strategy	Seeks maximum income, consistent with preservation of capital	+/– 2 years of its benchmark	B to Aaa; max 20% of total assets below Baa	0%

PIMCO Total Return Exchange-Traded	Seeks maximum total return, consistent with preservation of capital and prudent investment management	+/– 2 years of its benchmark	B to Aaa; max 10% of total assets below Baa	20%

			Underlying	Non-U.S. Dollar
			Index Duration	Denominated
PIMCO ETF Trust Fund	Investment Objective	Underlying Index	(as of 9/30/12)	Securities

PIMCO 1-3 Year U.S. Treasury Index	To provide total return that closely corresponds, before fees and expenses, to the total return of The BofA Merrill Lynch 1-3 year US Treasury Index	The BofA Merrill Lynch 1–3 Year US Treasury Index	1.89 years	0%

PIMCO 3-7 Year U.S. Treasury Index	To provide total return that closely corresponds, before fees and expenses, to the total return of The BofA Merrill Lynch 3-7 Year US Treasury Index	The BofA Merrill Lynch 3–7 Year US Treasury Index	4.59 years	0%

PIMCO 7-15 Year U.S. Treasury Index	To provide total return that closely corresponds, before fees and expenses, to the total return of The BofA Merrill Lynch 7-15 Year US Treasury Index	The BofA Merrill Lynch 7–15 Year US Treasury Index	7.89 years	0%

PIMCO 25+ Year Zero Coupon U.S. Treasury Index	To provide total return that closely corresponds, before fees and expenses, to the total return of The BofA Merrill Lynch Long US Treasury Principal STRIPS Index	The BofA Merrill Lynch Long US Treasury Principal STRIPS Index	30.13 years	0%

PIMCO Broad U.S. Treasury Index	To provide total return that closely corresponds, before fees and expenses, to the total return of The BofA Merrill Lynch Liquid US Treasury Indexsm	The BofA Merrill Lynch Liquid US Treasury Indexsm	7.75 years	0%

200	Allianz Multi-Strategy Funds

			Underlying	Non-U.S. Dollar
			Index Duration	Denominated
PIMCO ETF Trust Fund	Investment Objective	Underlying Index	(as of 9/30/12)	Securities

PIMCO Investment Grade Corporate Bond Index	To provide total return that closely corresponds, before fees and expenses, to the total return of The BofA Merrill Lynch US Corporate Indexsm	The BofA Merrill Lynch US Corporate Indexsm	6.88 years	0%

PIMCO 0-5 Year High Yield Corporate Bond Index	To provide total return that closely corresponds, before fees and expenses, to the total return of The BofA Merrill Lynch 0-5 Year US High Yield Constrained Indexsm	The BofA Merrill Lynch 0-5 Year US High Yield Constrained Indexsm	1.79 years	0%

PIMCO Australia Bond Index	To provide total return that closely corresponds, before fees and expenses, to the total return of The BofAMerrill Lynch Diversified Australia Bond Indexsm	The BofAMerrill Lynch Diversified Australia Bond Indexsm	4.24 years	No limitation

PIMCO Germany Bond Index	To provide total return that closely corresponds, before fees and expenses, to the total return of The BofAMerrill Lynch Diversified Germany Bond Indexsm	The BofA Merrill Lynch Diversified Germany Bond Indexsm	4.30 years	No limitation

PIMCO Canada Bond Index	To provide total return that closely corresponds, before fees and expenses, to the total return of The BofAMerrill Lynch Diversified Canada Government Bond Indexsm	The BofA Merrill Lynch Diversified Canada Government Bond Indexsm	9.25 years	No limitation

Underlying
Index
Average
Maturity
PIMCO ETF Trust Fund	Investment Objective	Underlying Index	(as of 9/30/12)

PIMCO 1-5 Year U.S. TIPS Index	To provide total return that closely corresponds, before fees and expenses, to the total return of The BofA Merrill Lynch 1-5 Year US Inflation-Linked Treasury Index	The BofA Merrill Lynch 1–5 Year US Inflation- Linked Treasury Index	3.10 years

PIMCO Broad U.S. TIPS Index	To provide total return that closely corresponds, before fees and expenses, to the total return of The BofA Merrill Lynch US Inflation-Linked Treasury Index	The BofA Merrill Lynch US Inflation-Linked Treasury Index	9.86 years

Prospectus	201

Underlying
Index
Average
Maturity
PIMCO ETF Trust Fund	Investment Objective	Underlying Index	(as of 9/30/12)

PIMCO 15+ Year U.S. TIPS Index	To provide total return that closely corresponds, before fees and expenses, to the total return of The BofA Merrill Lynch 15+ Year US Inflation-Linked Treasury Index	The BofA Merrill Lynch 15+ Year US Inflation-Linked Treasury Index	20.61 years

(1) As rated by Moody’s, S&P’s or Fitch, or if unrated, determined by Pacific Investment Management Company to be of comparable quality.

(2) Each PIMCO Fund (except PIMCO Long-Term U.S. Government, PIMCO Total Return II, PIMCO Low Duration II, PIMCO Municipal Bond, PIMCO Short Duration Municipal Income, PIMCO California Intermediate Municipal Bond, PIMCO California Short Duration Municipal Income, PIMCO Government Money Market, PIMCO High Yield Municipal Bond, and PIMCO New York Municipal Bond Fund) may invest beyond these limits in U.S. dollar-denominated securities of non-U.S. issuers.

(3) The percentage limitation relates to securities of non-U.S. issuers denominated in any currency.
(4) Limitation with respect to the Underlying Fund’s fixed income investments. The Underlying Fund may invest without limit in equity securities denominated in non-U.S. currencies.

(5) The investment objective of each PIMCO Funds Underlying Fund (except as provided below) is to seek to realize maximum total return, consistent with preservation of capital and prudent investment management. The “total return” sought by most of the PIMCO Funds Underlying Funds will consist of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security. The investment objective of PIMCO Real Return Fund is to seek to realize maximum real return, consistent with preservation of real capital and prudent investment management. “Real return” is a measure of the change in purchasing power of money invested in a particular investment after adjusting for inflation. The investment objective of each PIMCO Money Market Fund and PIMCO Short-Term Fund is to seek to obtain maximum current income, consistent with preservation of capital and daily liquidity. PIMCO Money Market Fund also attempts to maintain a stable net asset value of $1.00 per share, although there can be no assurance that it will be successful in doing so.

(6) The Barclays Capital Long Term Government Credit Index is an unmanaged index of U.S. Government or investment grade credit securities having a maturity of 10 years or more.

Other Investment Practices of the Underlying Funds	In addition to purchasing the securities listed above under “Fund Focus” or “Main Investments,” some or all of the Underlying Funds may to varying extents: lend portfolio securities; enter into repurchase agreements and reverse repurchase agreements; purchase and sell securities on a when-issued or delayed delivery basis; enter into forward commitments to purchase securities; purchase and write call and put options (including uncovered, or “naked” options) on securities and securities indexes; enter into futures contracts, options on futures contracts and swap agreements; invest in non-U.S. securities; and buy or sell foreign currencies and enter into forward foreign currency contracts. These and the other types of securities and investment techniques used by the Underlying Funds all have attendant risks. The Target Funds are indirectly subject to some or all of these risks to varying degrees because they invest primarily in the Underlying Funds. The Multi-Asset Funds and Global Fundamental Strategy Fund may also be indirectly subject to these risks, to the extent that they invest in the Underlying Funds. For further information concerning the investment practices of and risks associated with the Underlying Funds, please see the Underlying Fund summaries included in the Statement of Additional Information and the Underlying Fund prospectuses, which are available free of charge by calling the phone numbers provided above under “Underlying Funds—Summary Description of Underlying Funds.”

202	Allianz Multi-Strategy Funds

Portfolio Holdings

A description of the Trust’s policies and procedures with respect to the disclosure of the Funds’ portfolio holdings, together with additional information about portfolio holdings disclosure, is available in the Trust’s Statement of Additional Information. In addition, the Manager will post each Fund’s portfolio holdings information on the Funds’ website at us.allianzgi.com. The Funds’ website will contain each Fund’s complete schedule of portfolio holdings as of the relevant month end. The information will be posted approximately five (5) business days after the relevant month’s end, and such information will remain accessible on the website until the Trust files its Form N-CSR or Form N-Q with the Securities and Exchange Commission (SEC) for the period that includes the date as of which the website information is current. The Trust’s policies with respect to the disclosure of portfolio holdings are subject to change without notice.

Prospectus	203

Prior Related Performance Information

A number of the Funds were recently organized and have little performance record of their own. The following tables set forth historical performance information for the institutional accounts managed by AllianzGI U.S. that have substantially similar investment objectives, policies, strategies, risks and investment restrictions as the AllianzGI Best Styles Global Equity Fund, AllianzGI China Equity Fund, AllianzGI Disciplined Equity Fund, AllianzGI Redwood Fund, AllianzGI Short Duration High Income Fund and AllianzGI Structured Alpha Fund.

The composite data is provided to illustrate the past performance of AllianzGI U.S. and its predecessor advisers and affiliates in managing substantially similar accounts as measured against specified market indices and does not represent the performance of the above-mentioned Funds. The accounts in the Composites are separate and distinct from the Funds; their performance is not intended as a substitute for the Funds’ performance and should not be considered a prediction of the future performance of a Fund or of AllianzGI U.S.

The Composites’ performance data shown below was calculated in accordance with recognized industry standards, consistently applied to all time periods. All returns presented were calculated on a total return basis and include all dividends and interest, accrued income and realized and unrealized gains and losses. All returns reflect the deduction of brokerage commissions and execution costs paid by the institutional private accounts, without provision for federal or state income taxes. “Net of Fees” figures also reflect the deduction of investment advisory fees. Custodial fees, if any, were not included in the calculation. The Composites include all actual discretionary institutional accounts managed by AllianzGI U.S., its predecessor advisers and affiliates for at least one full month that have investment objectives, policies, strategies and risks substantially similar to those of the corresponding Funds. The Composites may include both tax-exempt and taxable accounts and all reinvestment of earnings.

Securities transactions are accounted for on trade date and accrual accounting is utilized. Cash and equivalents are included in performance returns. Monthly returns of the Composites combine the individual accounts’ returns (calculated on a time-weighted rate of return basis that is revalued daily) by asset-weighting each account’s asset value as of the beginning of the month. Annual returns are calculated by geometrically linking the monthly returns. Investors should be aware that the performance information shown below was calculated differently than the methodology mandated by the SEC for registered investment companies.

The institutional accounts that are included in the Composites may be subject to lower expenses than the Funds and are not subject to the diversification requirements, specific tax restrictions and investment limitations imposed on the Funds by the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code. Consequently, the performance results for the Composites may have been less favorable had they been subject to the same expenses as the Funds or had they been regulated as investment companies under the federal securities laws.

The results presented below may not necessarily equate with the return experienced by any particular investor as a result of the timing of investments and redemptions. In addition, the effect of taxes on any investor will depend on such person’s tax status, and the results have not been reduced to reflect any income tax that may have been payable.

Each table below shows the annual total returns for the corresponding Composite, and a broad-based securities market index for periods ended December 31.

		Systematic Equity	Systematic Equity
AllianzGI U.S.’s Prior		Global Best Styles	Global Best Styles	Index — MSCI
Performance of		All Country Composite	All Country Composite	All Country World
Similar Accounts	Year	(Net of Fees)	(Gross of Fees)	Index (net)

Relating to the AllianzGI Best Styles Global Equity Fund	Since Inception(1)	7.60%	7.94%	6.06%
	2012	15.06%	15.45%	16.13%
	2011	-3.28%	-3.03%	-7.35%

(1) Composite Inception date: April 1, 2010. Return annualized from 4/1/2010 to 12/31/2012.

AllianzGI U.S.’s Prior				BofA Merrill Lynch
Performance of		Short Duration	Short Duration	1-3 Year
Similar Accounts		High Yield Composite	High Yield Composite	BB US Cash Pay
Relating to AllianzGI	Year	(Net of Fees)	(Gross of Fees)	High Yield Index

Short Duration High Income Fund	Since Inception(1)	6.88%	7.02%	9.16%
	2012	7.69%	7.93%	10.22%
	2011	4.79%	4.90%	4.36%
	2010	7.08%	7.18%	11.67%

(1) Return annualized from 11/1/2009 to 12/31/2012

204	Allianz Multi-Strategy Funds

AllianzGI U.S.’s Prior		China Equity	China Equity
Performance of		Composite	Composite	MSCI
Similar Accounts	Year	(Net of Fees)	(Gross of Fees)	China Index

Relating to the AllianzGI China Equity Fund	Since Inception(1)	10.16%	12.14%	8.13%
	Ten-Year Return	18.28%	20.39%	17.90%
	Five-Year Return	-3.01%	-1.27%	-3.51%
	2012	16.33%	18.47%	22.75%
	2011	23.34%	22.03%	18.41%
	2010	13.02%	14.97%	4.63%
	2009	70.08%	72.99%	62.29%
	2008	-49.93%	-48.95%	-50.83%
	2007	60.47%	63.31%	66.24%
	2006	92.50%	95.82%	82.87%
	2005	1.18%	2.99%	19.77%
	2004	3.56%	5.45%	1.89%
	2003	92.93%	96.32%	87.57%
	2002	6.91%	8.88%	-14.05%
	2001	-17.91%	-16.40%	-24.70%
	2000	-16.80%	-15.27%	-30.54%

(1) Return of Composite and Index annualized from 12/31/1997 to 12/31/2012.

AllianzGI U.S.’s Prior		Disciplined	Disciplined
Performance of		U.S. Core Composite	U.S. Core Composite	S&P 500
Similar Accounts	Year	(Net of Fees)	(Gross of Fees)	Index

Relating to the AllianzGI Disciplined Equity Fund	Since Inception(1)	10.18%	10.54%	7.97%
	Ten-Year Return	8.47%	8.85%	7.10%
	Five-Year Return	1.91%	2.26%	1.66%
	2012	9.81%	10.32%	16.00%
	2011	-0.46%	-0.09%	2.11%
	2010	14.42%	14.78%	15.06%
	2009	41.14%	41.50%	26.46%
	2008	-37.73%	-37.55%	-37.00%
	2007	11.16%	11.52%	5.49%
	2006	15.28%	15.68%	15.79%
	2005	12.10%	12.54%	4.91%
	2004	12.69%	13.13%	10.88%
	2003	26.73%	27.13%	28.68%
	2002	-24.16%	-23.88%	-22.10%
	2001	-6.95%	-6.52%	-11.89%
	2000	5.04%	5.52%	-9.10%

(1) Return of Composite and Index annualized from 1/31/1994 to 12/31/2012.

AllianzGI U.S.’s Prior		Redwood Equity	Redwood Equity	BofA Merrill Lynch
Performance of		Composite	Composite	3-Month U.S. Treasury	S&P 500
Similar Accounts	Year	(Net of Fees)(2)	(Gross of Fees)(2)	Bill Index	Index

Relating to the AllianzGI Redwood Fund	Since Inception(1)	8.66%	9.39%	0.16%	12.23%
	2012	6.18%	6.90%	0.11%	16.00%
	2011	-3.08%	-2.50%	0.10%	2.11%
	2010	12.42%	12.42%	0.13%	15.06%
	2009	24.53%	24.53%	0.21%	26.46%

(1) Composite inception date: October 31, 2008.

(2) The only account in the composite is seed capital and no fees are charged on this account.

AllianzGI U.S.’s Prior		Absolute Yield	Absolute Yield	BofA Merrill Lynch
Performance of		Composite	Composite	U.S. 3-Month Treasury
Similar Accounts	Year	(Gross of Fees)	(Net of Fees)	Bill Index

Relating to the AllianzGI Structured Alpha Fund	Annualized Since Inception(1)	8.19%	6.35%	1.85%
	Annualized 3 Year	5.66%	4.12%	0.11%
	Annualized 5 Year	4.83%	3.66%	0.52%
	2012	7.64%	5.33%	0.11%
	2011	1.06%	1.09%	0.10%
	2010	8.43%	6.00%	0.13%
	2009	16.06%	11.09%	0.21%
	2008	-7.54%	-4.53%	2.06%
	2007	17.79%	13.84%	5.00%
	2006	15.15%	11.95%	4.85%

(1) Return of Composite and Index annualized from 9/1/2005 to 12/31/2012.

Prospectus	205

Management of the Funds

Investment Manager	Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management” or the “Manager”) serves as the investment manager for all of the Funds. In this capacity, the Manager provides investment advisory and certain administrative services to all Funds, and has special arrangements to provide or procure essentially all administrative services required by the Target Date Funds (defined below) as described under “Management of the Funds.” Subject to the supervision of the Trust’s Board of Trustees, Allianz Global Fund Management is responsible for managing, either directly or through others selected by it, the investment activities of the Funds and the Funds’ business affairs and other administrative matters.

The Manager is located at 1633 Broadway, New York, New York 10019. Organized in 2000, the Manager provides investment management and advisory services to open-end mutual funds and closed-end funds. The Manager is a wholly-owned indirect subsidiary of Allianz Asset Management of America L.P. (“Allianz”) and of Allianz SE, a publicly-traded European insurance and financial services company. As of September 30, 2013, the Manager had approximately $55.2 billion in assets under management.

The Manager has retained investment management firms (“Sub-Advisers”) to manage each Fund’s investments. See “Sub-Advisers” below. The Manager may retain affiliates to provide various administrative and other services required by the Funds.

Management Fees	The advisory and administrative arrangements of AllianzGI Retirement 2015 Fund, AllianzGI Retirement 2020 Fund, AllianzGI Retirement 2025 Fund, AllianzGI Retirement 2030 Fund, AllianzGI Retirement 2035 Fund, AllianzGI Retirement 2040 Fund, AllianzGI Retirement 2045 Fund, AllianzGI Retirement 2050 Fund, AllianzGI Retirement 2055 Fund and AllianzGI Retirement Income Fund (together, the “Target Date Funds”) differ from those of the other Funds, as described below.

All Funds Other Than Target Date Funds. Each Fund pays a monthly management fee to the Manager in return for managing, either directly or through others selected by it, the investment activities of the Fund and the Fund’s business affairs and other administrative matters. In addition to the fees of the Manager, each Fund pays all other costs and expenses of its operations, including, without limitation, compensation of its Trustees (other than those affiliated with the Manager), custodial expenses, shareholder servicing expenses, transfer agency expenses, sub-transfer agency expenses, dividend disbursing expenses, legal fees, expenses of an independent registered public accounting firm, expenses of preparing, printing and distributing proxy statements and reports to governmental agencies, and taxes, if any.

Target Date Funds. Each Target Date Fund pays for the advisory and administrative services it requires under what is essentially an all-in fee structure. Each Target Date Fund pays a monthly advisory fee to the Manager in return for managing, either directly or through others selected by it, the investment activities of the Fund. In addition, pursuant to a separate administration agreement, each share class of each Target Date Fund pays a monthly administrative fee to the Manager in return for managing the Fund’s business affairs and other administrative matters, as well as for providing or procuring, at the Manager’s expense, essentially all other administrative and related services required for the operations of the Fund and such share class (i.e., generally, the services giving rise to the other costs and expenses that are borne directly by Funds other than the Target Date Funds as described in the prior paragraph). See “Administrative Fees.” While each Target Date Fund pays fees under separate agreements for the advisory and administrative services it requires, these services are provided in a “suite of services” that are essential to the daily operations of the Target Date Funds.

All Funds. The Manager (and not the Fund) pays a portion of the management fees it receives to the Sub-Advisers in return for their services.

During the fiscal year ended November 30, 2012 (except as noted), the Funds paid monthly management fees to the Manager at the following annual rates (stated as a percentage of the average daily net assets of each Fund taken separately):

Allianz Multi-Strategy Fund	Management Fees

AllianzGI Convertible Fund	0.57%
AllianzGI Global Managed Volatility Fund	0.40%
AllianzGI High Yield Bond Fund	0.48%
AllianzGI International Small-Cap Fund	1.00%
AllianzGI Micro Cap Fund	1.25%
AllianzGI Ultra Micro Cap Fund	1.50%
AllianzGI Behavioral Advantage Large Cap Fund	0.40%
AllianzGI Best Styles Global Equity Fund(1)	0.30%
AllianzGI China Equity Fund	1.10%
AllianzGI Disciplined Equity Fund(2)	0.63%
AllianzGI Dynamic Emerging Multi-Asset Fund(1)	0.90%

206	Allianz Multi-Strategy Funds

Allianz Multi-Strategy Fund	Management Fees

AllianzGI Global Allocation Fund(3)	0.15%
AllianzGI Global Fundamental Strategy Fund(1)	0.75%
AllianzGI Global Growth Allocation Fund(3)	0.15%
AllianzGI Global Water Fund	0.95%
AllianzGI Multi-Asset Real Return Fund(1)	0.75%
AllianzGI NFJ Emerging Markets Value Fund(1)	1.00%
AllianzGI NFJ Global Dividend Value Fund(4)	0.81%
AllianzGI NFJ International Small-Cap Value Fund	0.95%
AllianzGI NFJ International Value II Fund	0.80%
AllianzGI Redwood Fund	1.00%
AllianzGI Retirement 2015 Fund	0.05%
AllianzGI Retirement 2020 Fund	0.05%
AllianzGI Retirement 2025 Fund	0.05%
AllianzGI Retirement 2030 Fund	0.05%
AllianzGI Retirement 2035 Fund	0.05%
AllianzGI Retirement 2040 Fund	0.05%
AllianzGI Retirement 2045 Fund	0.05%
AllianzGI Retirement 2050 Fund	0.05%
AllianzGI Retirement 2055 Fund	0.05%
AllianzGI Retirement Income Fund	0.05%
AllianzGI Short Duration High Income Fund	0.48%
AllianzGI Structured Alpha Fund(1)	1.25%
AllianzGI U.S. Emerging Growth Fund	0.90%
AllianzGI U.S. Equity Hedged Fund(1)	0.70%

(1) The Fund recently commenced investment operations as a series of the Trust and, as a result, management fees paid to AGIFM during the most recently completed fiscal year are not available. The fee rate presented in this table reflects the management fee payable for the current fiscal year.

(2) The management fee was lowered from 0.70% to 0.60% on April 1, 2012.

(3) The Manager has contractually agreed to irrevocably waive a portion of its management fee equal to 0.70% of the average daily net assets of the Fund that are attributable to investments in either Underlying Funds or Other Acquired Funds. This waiver with respect to investments in Underlying Funds and Other Acquired Funds for which the Manager or an affiliated person thereof serves as investment adviser is terminable only by the Board of Trustees of the Trust, and the waiver with respect to investments in unaffiliated Other Acquired Funds will continue through at least March 31, 2014.

(4) The management fee was lowered from 0.85% to 0.80% on April 1, 2012.

Except as noted below, a discussion regarding the basis for the Board of Trustees’ approval of the investment management agreement between Allianz Global Fund Management and each Fund and the sub-advisory agreements between Allianz Global Fund Management and each Sub-Adviser with respect to each applicable Fund is available in the Funds’ most recent semi-annual report to shareholders for the six month period ended May 31.

A discussion regarding the basis for the initial approval by the Board of Trustees of the investment management agreement between Allianz Global Fund Management and the AllianzGI Global Fundamental Strategy Fund and the sub-advisory agreement between Allianz Global Fund Management and AllianzGI U.S. with respect to the AllianzGI Global Fundamental Strategy Fund will be available in the annual report to shareholders for the fiscal period ending November 30, 2013.

A discussion regarding the basis for the initial approval by the Board of Trustees of the investment management agreement between Allianz Global Fund Management and the AllianzGI Best Styles Global Equity Fund and the subadvisory agreement between Allianz Global Fund Management and AllianzGI U.S. with respect to the AllianzGI Best Styles Global Equity Fund will be available in the semi-annual report to shareholders for the fiscal period ended May 31, 2014.

Administrative Fees for the Target Date Funds. Each Target Date Fund pays for the administrative services it requires under what is essentially an all-in fee structure. Class D, Class P, Class R6 and Administrative Class shareholders of each Fund pay an administrative fee to the Manager, computed as a percentage of the Fund’s average daily net assets attributable in the aggregate to those classes of shares. The Manager, in turn, provides or procures administrative services for Class D, Class P, Class R6 and Administrative Class shareholders and also bears the costs of most third-party administrative services required by the Target Date Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs, as well as fees and expenses of the Trust’s disinterested Trustees and their counsel. The Target Date Funds do bear other expenses that are not covered by the administrative fee and that may vary and affect the total level of expenses borne by Class D, Class P, Class R6 and Administrative Class shareholders, such as taxes and governmental fees, brokerage fees, commissions and other transaction expenses, costs of borrowing money, including interest expenses, and extraordinary expenses (such as litigation and indemnification expenses). Effective as of April 1, 2013, former Institutional Class shares of the Target Date Funds were reclassified as Class R6 shares of the Funds and such Funds ceased to have any Institutional Class shares authorized or outstanding.

Prospectus	207

The Manager expects to realize losses on these administration arrangements for the Target Date Funds for the foreseeable future (i.e., the cost to the Manager of providing the administrative services is expected to exceed the administrative fees paid to the Manager). However, because the costs borne by the Manager include a fixed component, the Manager will benefit from economies of scale if assets under management increase and it is therefore possible that the Manager may realize a profit on the administrative fees in the future.

Shareholders of the Funds pay the Manager monthly administrative fees at the following annual rates (stated as a percentage of the average daily net assets attributable in the aggregate to the Fund’s Class D, Class P, Institutional Class and Administrative Class shares):

Share Class	Total

Class D	0.30%

Class P	0.15%

Institutional Class	0.10%

Administrative Class	0.15%

Management Fee Waiver and Expense Limitation Arrangements	Management Fee Waiver. For each of the AllianzGI Global Allocation Fund and the AllianzGI Global Growth Allocation Fund, the Manager has contractually agreed to waive a portion of its Management Fee with respect to Fund assets that are attributable to investments in Underlying Funds or Other Acquired Funds, such that the unwaived fee amount paid with respect to such assets equals 0.15% of the portion of the average daily net assets of the Fund attributable to investments in Underlying Funds or Other Acquired Funds. This waiver with respect to investments in Underlying Funds and Other Acquired Funds for which the Manager or an affiliated person thereof serves as investment adviser is terminable only by the Board of Trustees of the Trust, and the waiver with respect to investments in unaffiliated Other Acquired Funds will continue through at least March 31, 2014. This waiver does not apply to net assets of each Fund not invested in shares of Underlying Funds or Other Acquired Funds (e.g., direct investments in other securities and instruments).

Expense Limitation Arrangements. For certain Funds, the Manager has contractually agreed to expense limitation arrangements as specified under “Fees and Expenses of the Fund” in the Fund Summary of each such Fund. Specifically, the Manager will waive its Management Fee or reimburse the Fund until the date indicated to the extent that Total Annual Fund Operating Expenses (after application of any additional fee waiver as described above) including the payment of organizational expenses, but excluding interest, tax and extraordinary expenses, Acquired Fund Fees and Expenses (except in the case of the Target Date Funds, for which Acquired Fund Fees and Expenses are included) (as calculated in accordance with the 1940 Act), and certain credits and other expenses, exceed the amount specified for each share class of the Fund as a percentage of average net assets. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties. Acquired Fund Fees and Expenses for a Fund are based upon an estimated allocation of the Fund’s assets among the Other Acquired Funds and Institutional Class shares of the Underlying Funds. Acquired Fund Fees and Expenses will vary with changes in the expenses of the Underlying Funds and Other Acquired Funds, as well as the allocation of the Fund’s assets, and may be higher or lower than those shown below. For a listing of the expenses associated with each Underlying Fund for its most recent fiscal year, please see “Underlying Fund Expenses” below.

Sub-Advisers	Each Sub-Adviser has full investment discretion and makes all determinations with respect to the investment of a Fund’s assets, subject to the general supervision of the Manager and the Board of Trustees. The following provides summary information about each Sub-Adviser, including the Funds it manages.

Sub-Adviser*	Allianz Multi-Strategy Fund(s)

Allianz Global Investors U.S. LLC (“AllianzGI U.S.”) 600 West Broadway San Diego, CA 92101	AllianzGI Convertible, AllianzGI Global Allocation, AllianzGI Global Growth Allocation, AllianzGI Global Managed Volatility, AllianzGI High Yield Bond, AllianzGI Micro Cap, AllianzGI Retirement 2015, AllianzGI Retirement 2020, AllianzGI Retirement 2025, AllianzGI Retirement 2030, AllianzGI Retirement 2035, AllianzGI Retirement 2040, AllianzGI Retirement 2045, AllianzGI Retirement 2050, AllianzGI Retirement 2055, AllianzGI Retirement Income, AllianzGI Structured Alpha, AllianzGI Ultra Micro Cap, AllianzGI U.S. Emerging Growth and AllianzGI U.S. Equity Hedged Funds

555 Mission Street, Suite 1700 San Francisco, CA 94105	AllianzGI Best Styles Global Equity, AllianzGI China Equity, AllianzGI Disciplined Equity, AllianzGI Dynamic Emerging Multi-Asset, AllianzGI Global Fundamental Strategy, AllianzGI Global Water, AllianzGI International Small-Cap, AllianzGI Multi-Asset Real Return, AllianzGI Redwood and AllianzGI Short Duration High Income Funds

NFJ Investment Group LLC (“NFJ”) 2100 Ross Avenue, Suite 700 Dallas, TX 75201	AllianzGI NFJ Emerging Markets Value, AllianzGI NFJ Global Dividend Value, AllianzGI NFJ International Small-Cap Value, AllianzGI NFJ International Value II Funds (the “NFJ Funds”)

208	Allianz Multi-Strategy Funds

Sub-Adviser*	Allianz Multi-Strategy Fund(s)

Fuller & Thaler Asset Management, Inc. (“Fuller & Thaler”) 411 Borel Avenue, Suite 300 San Mateo, CA 94402	AllianzGI Behavioral Advantage Large Cap Fund

* Each of the Sub-Advisers, except Fuller & Thaler, is affiliated with the Manager.

The following provides additional information about each Sub-Adviser and the individual portfolio manager(s) who have or share primary responsibility for managing the Funds’ investments. For each Fund, the Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities of the Funds they manage.

AllianzGI U.S.	AllianzGI U.S. is registered as an investment adviser with the SEC and is organized as a Delaware limited liability company. Its principal place of business is located at 600 West Broadway, San Diego, California 92101. AllianzGI U.S. also has offices located at 1633 Broadway, New York, New York 10019, 555 Mission Street, San Francisco, California 94105 and 4250 Executive Square, Suite 400, La Jolla, California 92037.

AllianzGI U.S. provides investment management services across a broad class of assets including equity, fixed income, futures and options, convertibles and other securities and derivative instruments. AllianzGI U.S.’s primary business is to provide discretionary advisory services to institutional clients through its separate account management services. In addition, AllianzGI U.S. provides discretionary investment advisory services to a variety of commingled funds (including SEC registered open-end investment companies, SEC registered closed-end investment companies and other commingled funds that are not registered with the SEC), which may be sponsored or established by AllianzGI U.S., its affiliates or by unaffiliated third parties. AllianzGI U.S. also participates as a non-discretionary investment adviser providing investment models to unaffiliated third parties. As of September 30, 2013, AllianzGI U.S. had assets under management of $43.5 billion.

In addition to the advisory-related services noted above, AllianzGI U.S. also provides administration and legal/compliance oversight services, as well as global client service, marketing and sales support to NFJ Investment Group LLC.

The individuals at AllianzGI U.S. listed below have or share primary responsibility for the day-to-day management of the noted Funds.

	Portfolio
Allianz Fund	Managers	Since	Recent Professional Experience

AllianzGI Convertible Fund	Douglas G. Forsyth, CFA	1994*	Mr. Forsyth, CFA, is a portfolio manager, a managing director and CIO Fixed Income US with Allianz Global Investors. He is the head of the Income and Growth Strategies team. Mr. Forsyth has portfolio management, trading and research responsibilities, and oversees all aspects of the Income and Growth platform’s business, including product development and implementation. He has more than 20 years of investment-industry experience. Before joining the firm in 1994, Mr. Forsyth was an analyst at AEGON USA. He has a B.B.A. from the University of Iowa.

	Justin Kass, CFA	2003*	Mr. Kass, CFA, is a portfolio manager and managing director with Allianz Global Investors, which he joined in 2000. He has portfolio management and research responsibilities for the Income and Growth Strategies team. Mr. Kass has more than 15 years of investment-industry experience. He has a B.S. from the University of California, Davis, and an M.B.A. from the UCLA Anderson School of Management.

AllianzGI Global Managed Volatility Fund	Kunal Ghosh	2011	Mr. Ghosh is a portfolio manager and director with Allianz Global Investors, which he joined in 2006. He is head of the Systematic team and has more than 10 years of investment-industry experience. Mr. Ghosh was previously a research associate and portfolio manager for Barclays Global Investors, where he built and implemented models for portfolio management. Before that, he was a quantitative analyst for the Cayuga Hedge Fund. He has a B.Tech. from the Indian Institute of Technology, an M.S. in material engineering from the University of British Columbia and an M.B.A. from Cornell University.

	Mark P. Roemer	2013	Mr. Roemer is a portfolio manager and director with Allianz Global Investors, which he joined in 2001. He has portfolio-management and research responsibilities for the Systematic team. Mr. Roemer has more than 18 years of investment-industry experience. He previously worked at Barclays Global Investors as a principal and a US equity product manager, and at Kleinwort Benson Investment Management of London. Mr. Roemer has a B.S. from Virginia Tech, an M.S. from Stanford University and a master’s in finance from the London Business School.

Prospectus	209

Portfolio
Allianz Fund	Managers	Since	Recent Professional Experience

	Steven Tael, PhD, CFA	2013	Mr. Tael, Ph.D., CFA, is a portfolio manager and vice president with Allianz Global Investors, which he joined in 2005. He has portfolio-management and research responsibilities with the Systematic team. Mr. Tael has 17 years of investment-industry experience and previously worked at Mellon Capital Management Corporation, Affinicorp USA and Bank of America. He has a B.S. and an M.A. from the University of California at Santa Barbara, and a Ph.D. in applied mathematics and statistics from SUNY at Stony Brook.

AllianzGI High Yield Bond Fund	Douglas G. Forsyth, CFA	1996* (Inception)	See above.

	William L. Stickney	1999*	Mr. Stickney is a portfolio manager and managing director with Allianz Global Investors, which he joined in 1999. He has portfolio-management and research responsibilities for the Income and Growth Strategies team. Mr. Stickney has 24 years of investment-industry experience. He was previously a vice president of institutional fixed-income sales with ABN AMRO, Inc.; before that, he worked for Cowen & Company and Wayne Hummer & Company. Mr. Stickney has a B.S. from Miami University, Ohio, and an M.B.A. from the Kellogg School of Management, Northwestern University.

AllianzGI Micro Cap Fund	K. Mathew Axline, CFA	2010	Mr. Axline, CFA, is a portfolio manager and director with Allianz Global Investors, which he joined in 2004. He has portfolio-management and research responsibilities for the US Small Cap Growth team. Mr. Axline has more than 14 years of investment-industry experience. He was previously an associate with Pescadero Ventures, LLC, a business development manager for Icarian, Inc. and a wealth-management advisor with Merrill Lynch, Pierce, Fenner & Smith. Mr. Axline has a B.S. from The Ohio State University and an M.B.A. from Indiana University’s Kelley School of Business.

	Robert S. Marren	2007*	Mr. Marren is a portfolio manager and managing director with Allianz Global Investors, which he joined in 2007. He has portfolio-management and research responsibilities on the US Small Cap Growth team. Mr. Marren has more than 23 years of investment-industry experience and was previously the director of research and a portfolio manager for Duncan-Hurst Capital Management, and an assistant manager of corporate finance for Hughes Aircraft Company. Mr. Marren has a B.A. from the University of California, San Diego, and a M.B.A. from Duke University, Fuqua School of Business.

	John C. McCraw	1995* (Inception)	Mr. McCraw is a portfolio manager and managing director with Allianz Global Investors, which he joined in 1992. He oversees portfolio management and research for the US Small Cap Growth team. Mr. McCraw has more than 22 years of investment-industry experience. He was previously a branch manager and loan officer with Citizens & Southern National Bank. Mr. McCraw has a B.A. from Flagler College and an M.B.A. from the Paul Merage School of Business, University of California, Irvine.

	Stephen Lyford	2013	Mr. Lyford is a portfolio manager and a Director with Allianz Global Investors, which he joined in 2005. He has portfolio-management and research responsibilities for the US Small Cap Growth team. Mr. Lyford has more than 12 years of investment-industry experience. He was previously a co-analyst for small- and micro-cap portfolios with Duncan-Hurst Capital Management; before that, he worked with Trammel Crow. Mr. Lyford has a B.B.A. and a B.S. from Southern Methodist University, and an M.B.A. from the UCLA Anderson School of Management.

AllianzGI Structured Alpha Fund	Greg P. Tournant (Lead)	2012 (Inception)	Mr. Tournant is a portfolio manager, a managing director and CIO US Structured Products with Allianz Global Investors, which he joined in 2001. He is head of the Structured Products team and has more than 20 years of investment-industry experience. Mr. Tournant was previously co-CIO at Innovative Options Management, a senior research analyst at Eagle Asset Management, a strategy consultant for McKinsey & Co. and a sell-side research analyst for Raymond James. He has a B.S. from Trinity University and an M.B.A. from the Kellogg School of Business at Northwestern University.

	Stephen G. Bond-Nelson	2012 (Inception)	Mr. Bond-Nelson is a portfolio manager and director with Allianz Global Investors, which he joined in 1999. He has portfolio-management and research responsibilities for the Structured Products team. Mr. Bond-Nelson has more than 20 years of investment-industry experience. He has a B.S. from Lehigh University and an M.B.A. from Rutgers University.

	Trevor Taylor	2012 (Inception)	Mr. Taylor is a portfolio manager and director with Allianz Global Investors, which he joined in 2008. He has portfolio-management and research responsibilities for the Structured Products team, and has more than 14 years of investment-industry experience. He was previously co-CIO at Innovative Options Management, where he managed an equity-index option-based hedge fund and option programs on several open-end mutual funds. Before that, he was CIO at TLT Atlantic Asset Management and TLT Capital Corp. Mr. Taylor has a B.A. from the University of Florida.

210	Allianz Multi-Strategy Funds

Portfolio
Allianz Fund	Managers	Since	Recent Professional Experience

AllianzGI Ultra Micro Cap Fund	K. Mathew Axline, CFA	2010	See above.

	Robert S. Marren	2008* (Inception)	See above.

	John C. McCraw	2008* (Inception)	See above.

	Stephen Lyford	2013	See above.

AllianzGI U.S. Emerging Growth Fund	K. Mathew Axline, CFA	2010	See above.

	Robert S. Marren	2007*	See above.

	John C. McCraw	1993*	See above.

	Stephen Lyford	2013	See above.

AllianzGI U.S. Equity Hedged Fund	Greg P. Tournant (Lead)	2012 (Inception)	See above.

	Stephen G. Bond-Nelson	2012 (Inception)	See above.

	Trevor Taylor	2012 (Inception)	See above.

AllianzGI China Equity Fund	Christina Chung, CFA	2010 (Inception)	Ms. Chung, CFA, CMA, is a senior portfolio manager with Allianz Global Investors. She heads the Greater China team and has 23 years of investment-industry experience. Before joining the firm in 1998, Ms. Chung was a senior portfolio manager with Royal Bank of Canada Investment Management, a portfolio manager with Search International and an economist with HSBC Asset Management. Ms. Chung has a B.A. from Brock University and an M.A. in economics from the University of Alberta.

AllianzGI Disciplined Equity Fund	Steven J. Berexa, CFA	2013	Mr. Berexa, CFA, is a senior portfolio manager and managing director with Allianz Global Investors, which he joined in 1997. He is the global head of research and was previously the US director of research and the head of the US tech team. Mr. Berexa has 26 years of investment-industry experience and previously worked at Prudential and Chancellor/LGT Asset Management. Mr. Berexa has a B.S.E.E. and an M.B.A. from Duke University, where he studied electrical engineering and computer science. He is a CFA charterholder.

AllianzGI Dynamic Emerging Multi-Asset Fund	Stefan Nixel, CFA (Lead)	2012 (Inception)	Mr. Nixel, CFA, CAIA, is a portfolio manager and director with Allianz Global Investors, which he joined in 2004. He has portfolio management, research and product-development responsibilities on the Multi Asset-Multi Strategy team. Mr. Nixel has 12 years of investment-industry experience and previously worked on the quantitative portfolio-management team at Deka. He has a B.S. in international financial management from the University of Nuertingen and an M.S. in quantitative finance from the Frankfurt School of Finance & Management.

	Dr. Zijian Yang	2012 (Inception)	Dr. Yang is a portfolio manager with Allianz Global Investors, which he joined in 2008. He manages multi-asset portfolios for several institutional mandates and is involved with the research and development of investment strategies on the Multi Asset-Multi Strategy team. He has six years of investment-industry experience. Mr. Yang was previously in academic research at the University of Essex, UK, specializing in portfolio optimization. He has a Ph.D. in computational finance from the University of Essex.

	Giorgio Carlino	2012 (Inception)	Mr. Carlino is a portfolio manager with Allianz Global Investors, which he joined in 2002. He is on the Multi Asset-Multi Strategy team and was previously a private-client portfolio manager, responsible for multi-manager selection. Mr. Carlino has 11 years of investment-industry experience. Before joining the firm, he was in fund management at Commerzbank AM. Mr. Carlino has a degree in economics and finance from La Sapienza University in Rome, and a master’s degree in portfolio management and asset allocation from the Department of Statistics at the University of Bologna.

AllianzGI Global Water Fund	Andreas Fruschki, CFA (Lead)	2008 (Inception)	Mr. Fruschki, CFA, is the lead portfolio manager and an analyst at Allianz Global Investors, which he joined in 2007. He has eight years of investment-industry experience. Mr. Fruschki previously worked at the Berlin Court of Appeal, PriceWaterhouseCoopers, the German Chamber of Commerce and Berlin’s City Development Department. He also worked as a consultant in the corporate-finance practice at PriceWaterhouseCoopers in Hamburg. Mr. Fruschki has an M.B.A. from the University of Western Sydney and a law degree from Humboldt University in Berlin.

Prospectus	211

	Portfolio
Allianz Fund	Managers	Since	Recent Professional Experience

AllianzGI International Small-Cap Fund	Andrew Neville (Lead)	2012	Mr. Neville is a portfolio manager and director with Allianz Global Investors, which he joined in 2004. He specializes in UK small and mid-cap company portfolios and has responsibility for analyzing the mid-cap universe for the Mid-Cap, Growth, High Alpha and Core investment strategies. Mr. Neville has 15 years of investment-industry experience. He previously worked as a portfolio manager at Baring Asset Management, trained as a portfolio manager at AIB Govett Asset Management and worked as an audit manager for Deloitte & Touche. Mr. Neville has a B.S. in civil engineering from Imperial College London.

	Bjoern Mehrmann	2012	Mr. Mehrmann is a portfolio manager with Allianz Global Investors, which he joined in 2001. He has responsibilities on the European equities mid/small cap team. Mr. Mehrmann has 11 years of investment-industry experience. He has a B.S. in computer science from James Madison University and a master’s in business administration from EBS International University Schloss Reichartshausen.

	Dennis Lai	2012	Mr. Lai is a senior portfolio manager with Allianz Global Investors. He has 18 years of investment-industry experience. Before joining the firm in 2003, he was a research analyst with Cazenove Asia, an investment manager with Special Assets Ltd. and chief financial officer for Bridestowe Estates Pty Ltd. Before that, he worked in accounting and corporate finance for Anglo Chinese Corporate Finance Ltd., Citicorp and Price Waterhouse. He has a master’s degree in finance from the University of New South Wales in Sydney, Australia.

	Frank Hansen	2012	Mr. Hansen, CFA, is a portfolio manager with Allianz Global Investors, which he joined in 1999. He is the head of the European small-cap equities team and has 25 years of investment-industry experience. Mr. Hansen previously worked at UBS Frankfurt in the private banking division; he also worked at UBS Zurich as a portfolio manager for institutional accounts and a financial analyst for German small caps. Before that, he worked at Dresdner Bank in the institutional asset-management division, with special responsibility for European small caps. Mr. Hansen has an M.B.A. from the University of Hamburg.

	Koji Nakatsuka	2012	Mr. Nakatsuka, CFA, is a portfolio manager with Allianz Global Investors. He has 13 years of investment-industry experience. Before joining the firm in 2005, he managed the mid/small cap investment trust for Goldman Sachs Asset Management.

AllianzGI Multi-Asset Real Return Fund	Dr. Michael Stamos (Lead)	2012 (Inception)	Dr. Stamos, CFA, is a portfolio manager with Allianz Global Investors, which he joined in 2007. He has been part of the Multi Asset-Multi Strategy team since 2007, overseeing balanced mandates for institutional and retail clients. Dr. Stamos has nine years of investment-industry experience. He was previously a researcher at the Institute of Investment, Portfolio Management and Pension Finance at the University of Frankfurt, where he obtained his Ph.D. in Finance.

	Giorgio Carlino	2012 (Inception)	See above.

	Dr. Zijian Yang	2012 (Inception)	See above.

AllianzGI Redwood Fund	Todd G. Hawthorne*	2010 (Inception)	Mr. Hawthorne is a portfolio manager and director with Allianz Global Investors, which he joined in 2006. He has more than 16 years of investment-industry experience, including extensive experience in both equity derivatives and in fundamental equity analysis. Mr. Hawthorne previously worked at RS Investments as the head of equity derivative strategy and at Deutsche Bank as vice president of equity derivatives trading. He has a B.A. from The Colorado College and an M.B.A. from the Anderson School at the University of California, Los Angeles.

	Raphael L. Edelman*	2010 (Inception)	Mr. Edelman is a portfolio manager, a director and CIO US Large Cap Core Growth Equities for Allianz Global Investors, which he joined in 2004. He has 30 years of investment-industry experience. Mr. Edelman previously worked at Alliance Capital Management, where he developed a large-cap equity product and managed institutional portfolios; before that, he was a research analyst specializing in the consumer products and services sector. He has a B.A. in history from Columbia College and an M.B.A. in finance from New York University.

AllianzGI Short Duration High Income Fund	Douglas G. Forsyth, CFA	2013	See above.

212	Allianz Multi-Strategy Funds

Portfolio
Allianz Fund	Managers	Since	Recent Professional Experience

	Eric Scholl	2011 (Inception)	Mr. Scholl is a portfolio manager and managing director with Allianz Global Investors. He is a member of the CS Credit team and has 35 years of investment-industry experience. Mr. Scholl has worked in the high-yield bond market since 1980 on both the buy and sell sides, including underwriting, sales, trading, research and portfolio management. He previously worked at Donaldson, Lufkin & Jenrette, PaineWebber Incorporated, Merrill Lynch and L.F. Rothschild & Co. Mr. Scholl has a B.A. from Princeton University.

AllianzGI Best Styles Global Equity Fund	Dr. Klaus Teloeken (lead)	2013 (Inception)	Dr. Teloeken is Co-CIO Systematic Equity with Allianz Global Investors, which he joined in 1996. He is responsible for the Systematic Equity team’s development and the management of active investment strategies. Dr. Teloeken was previously a quantitative analyst for the firm and has 17 years of investment-industry experience. He studied mathematics and computer science and has a master’s degree and a doctorate from the University of Dortmund, Germany.

	Dr. Rainer Tafelmayer	2013 (Inception)	Dr. Tafelmayer, FRM, is a portfolio manager with Allianz Global Investors, which he joined in 2002. He is a member of the Systematic Equity team and has 18 years of investment-industry experience. Before joining the firm, he worked as a business consultant in finance and risk management, and was a researcher in operations research at the Technical University of Chemnitz, Germany. Dr. Tafelmayer has a master’s degree and a doctorate in physics from the University of Heidelberg, Germany.

AllianzGI Global Fundamental Strategy Fund	Andreas E. F. Utermann (Lead)	2013 (Inception)	Mr. Utermann is the Global Chief Investment Officer of Allianz Global Investors, which he joined in 2002. He is an Allianz Global Investors board member and has 24 years of investment-industry experience. Mr. Utermann was previously Global Head and CIO, Equities at Merrill Lynch Investment Managers (formerly Mercury Asset Management). Before that, he worked at Deutsche Bank AG. Mr. Utermann has a B.Sc. in economics from the London School of Economics and an M.A. in economics from Katholieke Universiteit Leuven. He is an associate of the Institute of Investment Management and Research.

	Armin Kayser	2013 (Inception)	Mr. Kayser is a senior portfolio manager with Allianz Global Investors, which he joined in 1998. He is a member of the Multi-Asset team and manages retail and institutional strategies with a European and global focus. Mr. Kayser has also managed emerging-market bond funds with the firm’s fixed-income team. He has 25 years of investment-industry experience and previously worked at Swiss Bank Corporation. Mr. Kayser has a master’s degree in economics from the University of Mannheim.

	Eric Boess, CFA	2013 (Inception)	Director and Global Head of Derivatives at Allianz Global Investors. He runs the European Equity Derivatives Team. He started his career in 1994 covering reporting tasks for derivatives and since 1996 he has been trading fixed income, equity and commodity derivatives. In 2007, he was promoted to Global Head of Derivatives at RCM. Most recent activities include the development and implementation of overlay and absolute return strategies and the integration of derivatives in investment processes. Mr. Boess is a CFA charterholder.

	Karl Happe	2013 (Inception)	Mr. Happe is a portfolio manager with Allianz Global Investors, which he joined in 2013. As CIO Insurance Related Strategies, he leads a team that manages equity and fixed-income portfolios. Mr. Happe was previously the head of the global fixed-income strategy team and has 18 years of investment experience. Before joining the firm, Mr. Happe worked at McKinsey & Co., at Bank Boston and at Morgan Stanley. He has a B.S.E in civil engineering and operations research, summa cum laude, from Princeton University and an M.B.A. with distinction from INSEAD.

	Steven J. Berexa, CFA	2013 (Inception)	See above.

* Individuals share joint responsibility for the day-to-day management of the Fund.
* Each Portfolio Manager served as portfolio manager of the Fund’s predecessor, which reorganized into the Trust on April 12, 2010.

AllianzGI U.S. selects the Underlying Funds and other investments in which the Target Date Funds and Target Risk Funds may invest and allocates the Target Funds’ assets among the Underlying Funds and other investments.

Stephen Sexauer, Paul Pietranico, James Macey and Rahul Malhotra are the individuals at AllianzGI U.S. primarily responsible for selecting and allocating the assets of the Target Funds for which each individual serves as a portfolio manager among the Underlying Funds and other investments. The following provides information about Messrs. Sexauer, Pietranico, Macey and Malhotra. The Statement of Additional Information provides

Prospectus	213

additional information about the portfolio managers’ compensation, other accounts managed by each portfolio manager and the portfolio managers’ ownership of the securities of the Funds.

	Portfolio
Allianz Fund	Managers	Since	Recent Professional Experience

Target Funds	Stephen Sexauer	2008, 2009, 2011* (since inception)	Mr. Sexauer is a senior portfolio manager, a managing director and CIO Multi Asset US with Allianz Global Investors, which he joined in 2003. He has overall responsibility for all US multi-asset investment functions. Mr. Sexauer has more than 29 years of investment-industry experience. He has a B.S. in economics from the University of Illinois and an M.B.A. with concentrations in economics and statistics from the Booth School of Business at the University of Chicago.

	Paul Pietranico, CFA	2008, 2009, 2011* (since inception)	Mr. Pietranico, CFA, is a senior portfolio manager and director with Allianz Global Investors, which he joined in 2005. He is on the Multi Asset US team and has responsibility for target-date and target-risk portfolio risk profiles, asset allocation and fund selection. He has more than 17 years of investment-industry experience. Mr. Pietranico has a B.S. in physics, an M.A. in philosophy of science and an M.S. in engineering economic systems and operations research from Stanford University.

	James Macey, CFA, CAIA	2011	Mr. Macey, CFA, is a portfolio manager and vice president with Allianz Global Investors, which he joined in 2006. He is on the Multi Asset US team and has responsibility for target-date and target-risk portfolio risk profiles, asset allocation and fund selection. Mr. Macey has more than 13 years of investment-industry experience. Mr. Macey has an M.Sci. in astrophysics from University College London.

	Rahul Malhotra**	2013	Mr. Malhotra is a portfolio manager and vice-president with Allianz Global Investors, which he joined in 2012. He is on the Multi Asset US team and has responsibility for target-date and target-risk portfolio risk profiles, asset allocation and fund selection. Mr. Malhotra also participates in the research and analysis of Allianz Global Investors multi-asset portfolios. He has more than 6 years of investment-industry experience. Mr. Malhotra has a B.S. in physics from California Institute of Technology and a Ph.D. in theoretical particle physics from the University of Texas at Austin.

*  The 2015, 2020, 2030, 2040 and 2050 Target Date Funds and Retirement Income Fund commenced operations on December 29, 2008. The Global Growth Allocation Fund commenced operations on April 27, 2009. The 2025, 2035, 2045 and 2055 Target Date Funds commenced operations on December 19, 2011. The Global Allocation Fund was reorganized into the Trust on May 4, 2009, at which time Messrs. Sexauer and Pietranico began managing the Fund.

** Rahul Malhotra is a portfolio manager of AllianzGI Global Allocation Fund and AllianzGI Retirement Income Fund.

Fuller & Thaler	Fuller & Thaler is registered as an investment adviser with the SEC and is organized as a California corporation. Its principal place of business is located at 411 Borel Avenue, Suite 300, San Mateo, CA 94402. Fuller & Thaler is not an affiliate of Allianz.

Fuller & Thaler provides investment management services primarily in long only and long short equity strategies. Fuller & Thaler’s primary business is to provide discretionary advisory services to institutional clients such as pension plans, academic institutions and other institutional investors. As of December 31, 2012, Fuller & Thaler had assets under management of $1.1 billion.

In addition to the advisory-related services noted above, Fuller & Thaler also provides administration and legal/compliance oversight services. The individuals at Fuller & Thaler listed below share primary responsibility for the day-to-day management of the Fund.

	Portfolio
Allianz Fund	Managers	Since	Recent Professional Experience

AllianzGI Behavioral Advantage Large Cap Fund	Russell J. Fuller	2011 (Inception)	Mr. Fuller, Ph.D., CFA, is a co-portfolio manager and the president and CIO of Fuller & Thaler. He is a founder of the firm and oversees its research and investment activities. Mr. Fuller has 43 years of investment-industry experience. He was previously chairman of the finance department at Washington State University and has also held positions at the University of British Columbia, Canada, and the University of Auckland, New Zealand. He has a B.A., an M.B.A. and a Ph.D. from the University of Nebraska.

	Raife Giovinazzo	2013	Mr. Giovinazzo, Ph.D., CFA, is a portfolio manager and the director of research with Fuller & Thaler. He has more than 10 years of investment-industry experience. Mr. Giovinazzo was previously a co-portfolio manager and researcher with Blackrock’s Scientific Active Equity group (formerly Barclays Global Investors). Before that, he worked at Wellington Management, Marsh & McLennan and Mercer Management Consulting. Mr. Giovinazzo has a B.A. from Princeton; he also has an M.B.A. and a Ph.D. from the Booth School of Business at the University of Chicago.

NFJ	NFJ provides investment management services to mutual funds, closed-end funds and institutional accounts. NFJ is an investment management firm organized as a Delaware limited liability company and, as noted above, is a wholly-owned subsidiary of AllianzGI U.S., which, in turn, is wholly owned by Allianz. AllianzGI U.S. is the sole member of NFJ. NFJ is the successor investment adviser to NFJ Investment Group, Inc., which commenced

214	Allianz Multi-Strategy Funds

operations in 1989. Accounts managed and advised by NFJ (including both discretionary and non-discretionary accounts) had combined assets, as of October 31, 2013, of approximately $43 billion.

Each NFJ investment strategy is supported by a team of investment professionals. Every core team consists of two or more portfolio managers who work collaboratively, though ultimate responsibility for investment decisions applicable to the investment strategy’s model portfolio (which are typically implemented for all accounts managed by NFJ in that investment strategy) rests with the designated team leader (identified as “Lead” below). The core team members of the NFJ Fund, who are primarily responsible for the NFJ Fund’s day-to-day management, are listed below.

Portfolio
Allianz Fund	Managers	Since	Recent Professional Experience

AllianzGI NFJ Emerging Markets Value Fund	Morley D. Campbell (Lead)	2012 (Inception)	Mr. Campbell, CFA, is a portfolio manager, analyst and managing director with NFJ, an Allianz Global Investors company. He has eight years of investment-industry experience. Prior to joining the firm in 2007, Mr. Campbell was an investment-banking analyst for Lazard Frères and Merrill Lynch. He has a B.B.A. from the University of Texas and an M.B.A. from Harvard Business School.

	L. Baxter Hines	2012 (Inception)	Mr. Hines, CFA, is a portfolio manager, analyst and director with NFJ, an Allianz Global Investors company. He has more than seven years of investment-industry experience. Before joining the firm in 2008, Mr. Hines was a market-data specialist for Reuters. He has a B.A. from the University of Virginia and an M.B.A. from the University of Texas, McCombs School of Business.

	R. Burns McKinney	2012 (Inception)	Mr. McKinney, CFA, is a portfolio manager, an analyst and a managing director with NFJ, an Allianz Global Investors company. He is the product team lead for the NFJ Global Dividend Value investment strategy. Mr. McKinney has 15 years of investment-industry experience. Before joining the firm in 2006, he worked at Evergreen Investments, Alex. Brown & Sons, Merrill Lynch and Morgan Stanley. Mr. McKinney has a B.A. from Dartmouth College and an M.B.A. from the Wharton School of the University of Pennsylvania.

	John R. Mowrey	2012 (Inception)	Mr. Mowrey is a portfolio manager, investment analyst and vice president with NFJ, an Allianz Global Investors company. He joined the firm in 2007 as a quantitative-research assistant and product specialist, and has more than six years of investment-industry experience. Mr. Mowrey has a B.A. in political science from Rhodes College and an M.B.A. from Southern Methodist University.

	Thomas W. Oliver	2012 (Inception)	Mr. Oliver, CFA, CPA, is a portfolio manager and managing director with NFJ, an Allianz Global Investors company. He has 17 years of investment-industry experience in accounting, reporting, and financial analysis. Before joining the firm in 2005, Mr. Oliver was a manager of corporate reporting at Perot Systems Corporation and an auditor at Deloitte & Touche. He has a B.B.A. and an M.B.A. from the University of Texas.

AllianzGI NFJ Global Dividend Value Fund	R. Burns McKinney (Lead)	2009 (Inception)	See above.

	L. Baxter Hines	2010	See above.

	Benno J. Fischer	2009 (Inception)	Mr. Fischer, CFA, is a portfolio manager, a managing director and CIO of NFJ, an Allianz Global Investors company. He has more than 45 years of investment-industry experience. Before founding NFJ in 1989, he was chief investment officer (institutional and fixed income), a senior vice president and a senior portfolio manager at NationsBank, which he joined in 1971. Before that, Mr. Fischer was a securities analyst at Chase Manhattan Bank and Clark Dodge Asset Management. He has a B.A. in economics and a J.D. from Oklahoma University, and an M.B.A. from New York University.

	John R. Mowrey	2009 (Inception)	See above.

	Thomas W. Oliver	2009 (Inception)	See above.

AllianzGI NFJ International Small-Cap Value Fund	L. Baxter Hines (Lead)	2012 (Inception)	See above.

	Benno J. Fischer	2012 (Inception)	See above.

	Paul A. Magnuson	2012 (Inception)	Mr. Magnuson is a portfolio manager and managing director with NFJ, an Allianz Global Investors company. He has 27 years of investment-industry experience. Before joining the firm in 1992, he was an assistant vice president at NationsBank. Mr. Magnuson has a B.B.A. in finance from the University of Nebraska.

	John R. Mowrey	2009 (Inception)	See above.

	Morley D. Campbell	2012 (Inception)	See above.

Prospectus	215

Portfolio
Allianz Fund	Managers	Since	Recent Professional Experience

AllianzGI NFJ International Value II Fund	L. Baxter Hines (Lead)	2011 (Inception)	See above.

	Benno J. Fischer	2011 (Inception)	See above.

	Paul A. Magnuson	2011 (Inception)	See above.

	R. Burns McKinney	2011 (Inception)	See above.

	John R. Mowrey	2011 (Inception)	See above.

	Thomas W. Oliver	2011 (Inception)	See above.

Underlying Fund Expenses	The expenses associated with investing in a “fund of funds,” such as one of the Target Funds or, to the extent they make use of such a strategy, the Multi-Asset Funds or AllianzGI Global Fundamental Strategy Fund, are generally higher than those of mutual funds that do not invest primarily in other mutual funds. This is because shareholders in a “fund of funds” pay indirectly a portion of the fees and expenses charged at the underlying fund level.

The Funds are structured in the following ways to lessen the impact of expenses incurred at the Underlying Fund level:

• With respect to the Target Funds only, the Management Fees payable to the Manager are reduced (as described above) to offset certain fees payable by Underlying Funds.

• The Funds invest in Institutional Class shares (or a similar share class) of the Underlying Funds, which are not subject to any sales charges or 12b-1 fees.

Because the Funds invest in Institutional Class shares (or a similar share class) of the Underlying Funds, shareholders of the Funds indirectly bear a proportionate share of these expenses, depending upon how the Funds’ assets are allocated from time to time among the Underlying Funds. See “Fees and Expenses of the Fund” in each Fund Summary above.

Potential Conflicts of Interest	AllianzGI U.S. has broad discretion to allocate and reallocate the assets of the Target Funds, Multi-Asset Funds and Global Fundamental Strategy Fund among the Underlying Funds consistent with each Fund’s investment objectives and policies and asset allocation targets and ranges. The Manager and/or its affiliates directly or indirectly receive fees (including investment advisory, investment management and administrative fees) from the Underlying Funds in which the Target Funds, Multi-Asset Funds and Global Fundamental Strategy Fund invest. In this regard, the Manager and AllianzGI U.S. may have a financial incentive for these Funds’ assets to be invested in Underlying Funds with higher fees than other Underlying Funds, even if it believes that alternate investments would better serve a particular Fund’s investment program. Additionally, because SEC and fiduciary rules and principles may require that the Manager waive a substantial part of its Management Fee with respect to assets invested in Underlying Funds, the Manager may have an incentive to maximize direct investment outside of Underlying Funds and Other Acquired Funds. However, this fee waiver is intended to address the potential conflict of interest as to the incentive of the Manager and AllianzGI U.S. to invest the Target Funds’, Multi-Asset Funds’ or Global Fundamental Strategy Fund’s assets in Underlying Funds and Other Acquired Funds. AllianzGI U.S. and the Manager are legally obligated to disregard those incentives in making asset allocation decisions for the Funds. The Trustees and officers of the Trust may also have conflicting interests in fulfilling their fiduciary duties to both the Funds and any Underlying Funds for which they also act in a similar capacity.

Manager/Sub-Adviser Relationship	Shareholders of each of the Funds have granted approval to the Manager to enter into new or amended sub-advisory agreements with one or more sub-advisers with respect to each Fund without obtaining shareholder approval of such agreements, subject to the conditions of an exemptive order that has been granted by the SEC (the “Exemptive Order”) with respect to certain other open-end funds within the Allianz family of funds. One of the conditions of the Exemptive Order requires the Board of Trustees to approve any such agreement. Currently the Exemptive Order does not apply to the Trust. In addition, the Exemptive Order currently does not apply to sub-advisory agreements with affiliates of the Manager without shareholder approval, unless those affiliates are wholly-owned by Allianz.

216	Allianz Multi-Strategy Funds

Distributor	The Trust’s distributor is Allianz Global Investors Distributors LLC (“AGID” or the “Distributor”), an indirect subsidiary of Allianz, Allianz Global Fund Management’s parent company. The Distributor, located at 1633 Broadway, New York, New York 10019, is a broker-dealer registered with the SEC.

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Classes of Shares—Institutional Class, Class R6, Class P, Administrative Class and Class D Shares

The Trust offers investors Institutional Class, Class R6, Class P, Administrative Class and Class D shares of the Funds in this Prospectus. The Fund Summaries at the beginning of this Prospectus indicate which classes are offered for each Fund.

Before purchasing shares of the Funds directly, an investor should inquire about the other classes of shares offered by the Trust and particular Funds, some of which are offered in different prospectuses. As described within the applicable prospectus, each class of shares has particular investment eligibility criteria and is subject to different types and levels of charges, fees and expenses than the other classes. An investor may call the Distributor at 1-800-498-5413 for information about other investment options.

The Funds do not charge any sales charges (loads) or other fees in connection with purchases, sales (redemptions) or exchanges of Institutional Class, Class R6, Class P, Administrative Class or Class D shares of the Funds offered in this Prospectus.

Some of the share classes are generally subject to a higher level of operating expenses than other share classes due to the additional service and/or distribution fees paid by such shares as described below. The share classes that are not subject to these expenses, or that are subject to lower expenses, will generally pay higher dividends and have a more favorable investment return.

•   Service and Distribution (12b-1) Fees—Administrative Class Shares. The Trust has adopted both an Administrative Services Plan and a Distribution Plan for the Administrative Class shares of each Fund that offers Administrative Class shares. The Distribution Plan has been adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940.

Each Plan allows the Funds that offer Administrative Class shares to use their Administrative Class assets to reimburse financial intermediaries that provide services relating to Administrative Class shares. The Distribution Plan permits reimbursement for expenses in connection with the distribution and marketing of Administrative Class shares and/or the provision of shareholder services to Administrative Class shareholders. The Administrative Services Plan permits reimbursement for costs and expenses incurred in connection with providing certain administrative services to Administrative Class shareholders.

In combination, the Plans permit a Fund to make total reimbursements at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to its Administrative Class shares. The same entity may not receive both distribution and administrative services fees with respect to the same Administrative Class assets, but may receive fees under each Plan with respect to separate assets. Because these fees are paid out of a Fund’s Administrative Class assets on an ongoing basis, over time they will increase the cost of an investment in Administrative Class shares and may cost an investor more than other types of sales charges.

•   Service Fees—Class P Shares. The Trust has adopted an Administrative Services Plan for Class P shares of the Funds (except the Target Date Funds). The Plan allows a Fund to use its Class P assets to pay financial intermediaries that provide services relating to Class P shares. The Administrative Services Plan permits payments for the provision of certain administrative, recordkeeping and other services to Class P shareholders. The Plan permits a Fund to make service fee payments at an annual rate of up to 0.10% of the Fund’s average daily net assets attributable to its Class P shares. For the Target Date Funds, such services are paid for with a portion of fees payable by Class P shares under the Administration Agreement. Because these fees are paid out of a Fund’s Class P assets on an ongoing basis, over time they will increase the cost of an investment in Class P shares.

•   Arrangements with Service Agents—Institutional Class, Class P and Administrative Class Shares. Institutional Class, Class P and Administrative Class shares of the Funds may be offered through certain brokers and financial intermediaries (“service agents”) that have established a shareholder servicing relationship with respect to the Trust on behalf of their customers. The Trust pays service and/or distribution fees with respect to Administrative Class shares indirectly to such entities. Service agents may impose additional or different conditions than the Trust on purchases, redemptions or exchanges of Fund shares by their customers. Service agents may also independently establish and charge their customers transaction fees, account fees and other amounts in connection with purchases, sales and redemptions of Fund shares in addition to any fees charged by the Trust. These additional fees may vary over time and would increase the cost of the customer’s investment and lower investment returns. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases, redemptions and exchanges. Shareholders who are customers of service agents should consult their service agents for information regarding these fees and conditions. Among the service agents with

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whom the Trust may enter into a shareholder servicing relationship are firms whose business involves or includes investment consulting, or whose parent or affiliated companies are in the investment consulting business, that may recommend that their clients utilize the Manager’s investment advisory services or invest in the Funds or in other products sponsored by Allianz and its affiliates.

For Class P shares, the Manager may make arrangements for the Funds to make payments, directly or through the Manager or its affiliate, for providing certain services with respect to Class P shares of the Funds held through such service agents, including, without limitation, the following services: receiving, aggregating and processing purchase, redemption and exchange orders at the service agent level; furnishing shareholder sub-accounting; providing and maintaining elective services with respect to Class P shares such as check writing and wire transfer services; providing and maintaining pre-authorized investment plans; communicating periodically with shareholders; acting as the sole shareholder of record and nominee for holders of Class P shares; maintaining accounting records for shareholders; answering questions and handling correspondence from shareholders about their accounts; issuing confirmations for transactions by shareholders; and performing similar account administrative services. These payments are made to financial intermediaries selected by the Manager and/or its affiliates. The actual services provided, and the payments made for such services, may vary from firm to firm. For these services, each Fund (except for the Target Date Funds) may pay an annual fee of up to 0.10% of the value of the assets in the relevant accounts. In the event the Distributor provides similar services to certain Class P shareholders, it may receive service agent fees under the Administrative Services Plan for Class P shares. The Manager and/or its affiliates may make payments to service agents for the services described in this paragraph on top of the 0.10% that each Fund (except for the Target Date Funds) may pay to such agents. The aggregate rate of such payments by a Fund and the Manager and/or its affiliates with regard to Class P shares may vary from service agent to service agent and, in certain circumstances, may exceed 0.10% per annum for any individual service agent. For the Target Date Funds, the Manager currently estimates that it and/or its affiliates generally expect to pay up to 0.10% per annum of the value of assets in the relevant accounts out of the Class P administrative fees paid under the Administration Agreement for such services. The rate of such payments with regard to Class P shares of the Target Date Funds may vary from service agent to service agent and, in certain circumstances, may exceed 0.10% per annum for any individual service agent. These amounts would be in addition to amounts paid by the Funds to the Trust’s transfer agents or other service providers as well as in addition to amounts described under “Payments to Financial Firms” below. The Manager and its affiliates rely primarily on contractual arrangements with the service agents to verify whether they are providing the services for which they are receiving such payments. Although the Manager and its affiliates do not audit such service agents, they may make periodic information requests to verify certain information about the services provided.

•   Payments to Service Agents and Financial Service Firms—Class R6. No dealer compensation is paid from Fund assets on sales of Class R6 shares. Class R6 shares do not carry sales commissions or pay Rule 12b-1 fees, or make payments to financial intermediaries to assist in the Distributor’s efforts to promote the sale of a Fund’s shares, sometimes referred to as “revenue sharing.” None of the Funds, the Distributor or Allianz Global Fund Management makes any type of administrative or service payments to financial intermediaries in connection with investment in Class R6 shares.

•   12b-1 Plan for Class D Shares. The Funds have adopted a servicing plan for their Class D shares in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Funds pay to the Distributor up to 0.25% per annum of the Fund’s average daily net assets attributable to Class D shares as compensation in respect of services in connection with the distribution of Class D shares or the provision of shareholder services. Based on the types of services that are expected to be provided in respect of Class D shares, each Fund intends to treat any fees paid under the plan as “service fees” for purposes of applicable rules of FINRA. Some or all of the activities for which these servicing fees are paid may be deemed to be primarily intended to result in the sale of Class D shares. Because Rule 12b-1 fees are paid out of the Fund’s Class D share assets on an ongoing basis, over time these fees will increase the cost of your investment in Class D shares and may cost you more than other types of sales charges.

•   Financial Service Firms—Class D Shares. Broker-dealers, registered investment advisers and other financial service firms provide varying investment products, programs or accounts, pursuant to arrangements with the Distributor, through which their clients may purchase and redeem Class D shares of the Funds. Firms will generally provide or arrange for the provision of some or all of the shareholder servicing and account maintenance services required by a shareholder’s account, including, without limitation, transfers of registration and dividend payee changes. Firms may also perform other functions, including generating confirmation statements and disbursing cash dividends, and may arrange with their clients for other investment or administrative services. A firm may independently establish and charge transaction fees and/or

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other additional amounts for such services, which may change over time. These fees and additional amounts could reduce a shareholder’s investment returns on Class D shares of the Funds.

A financial service firm may have omnibus accounts and similar arrangements with the Trust and may be paid for providing sub-transfer agency and other services. A firm may be paid for its services directly or indirectly by a Fund, the Manager or another affiliate of the Fund (at an annual rate generally not to exceed 0.35% (up to 0.25% may be paid by the Fund) of the Fund’s average daily net assets attributable to its Class D shares purchased through such firm for its clients, although payments with respect to shares in retirement plans may be higher). A firm may establish various minimum investment requirements for Class D shares of the Funds and may also establish certain privileges with respect to purchases, redemptions and exchanges of Class D shares or the reinvestment of dividends. Shareholders who hold Class D shares of a Fund through a financial service firm should contact that firm for information.

This Prospectus should be read in connection with a financial service firm’s materials regarding its fees and services.

Payments to Financial Firms	Some or all of the distribution fees and servicing fees described above are paid or “reallowed” to the broker, dealer or financial advisor (collectively, “financial firms”) through which a shareholder purchases shares. Payments are made to financial firms selected by the Distributor, Allianz Global Fund Management or their affiliates (for purposes of this subsection only, collectively, the “Distributor”). Please see the Statement of Additional Information for more details. A financial firm is one that, in exchange for compensation, sells, among other products, mutual fund shares (including the shares offered in this Prospectus) or provides services for mutual fund shareholders. Financial firms include brokers, dealers, insurance companies and banks.

Pursuant to arrangements with the Distributor, selected financial service firms provide varying investment products, programs or accounts through which their clients may purchase and redeem Class D shares of the Funds. These firms generally provide or arrange for the provision of some or all of the shareholder servicing and account maintenance services required by client accounts, and may arrange with their clients for other investment or administrative services. Financial service firms typically have omnibus accounts and similar arrangements with the Trust and are paid for providing sub-transfer agency and other administrative and shareholder services. Such services may include, but are not limited to, the following: processing and mailing trade confirmations, monthly statements, prospectuses, annual reports, semi-annual reports and shareholder notices and other SEC-required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations. Each Fund may pay for these services directly or indirectly at an annual rate generally not to exceed 0.35% (up to 0.25% of which may be paid by each Fund under the Rule 12b-1 Plan for Class D shares described above) of each Fund’s average daily net assets attributable to its Class D shares and purchased through a particular firm for its clients, although payments with respect to shares in retirement plans are often higher. These amounts would be in addition to amounts paid to the Trust’s transfer agents or other service providers as well as in addition to any amounts described below. These payments may be material to financial service firms relative to other compensation paid by the Funds and/or the Distributor and may be in addition to other fees, such as the revenue sharing or “shelf space” fees described below. The payments described above may be greater or less than amounts paid by the Funds to the Trust’s transfer agents for providing similar services to other accounts. The Distributor relies primarily on contractual arrangements with financial intermediaries to verify whether such intermediaries are providing the services for which they are receiving such payments. Although the Distributor does not audit such financial intermediaries, it may make periodic information requests to verify certain information about the services provided.

In addition, the Distributor from time to time makes additional payments such as cash bonuses or provides other incentives to selected financial firms as compensation for services such as, without limitation, providing the Funds with “shelf space” or a higher profile for the financial firms’ financial consultants and their customers, placing the Funds on the financial firms’ preferred or recommended fund list, granting the Distributor access to the financial firms’ financial consultants, providing assistance in training and educating the financial firms’ personnel, and furnishing marketing support and other specified services. The actual services provided, and the payments made for such services, vary from firm to firm. These payments may be significant to the financial firms and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings or payments to financial firms to help offset the cost associated with processing transactions in Fund shares.

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A number of factors will be considered in determining the amount of these additional payments to financial firms. On some occasions, such payments are conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of a Fund, all other series of the Trust, other funds sponsored by the Distributor and/or a particular class of shares, during a specified period of time. The Distributor also makes payments to certain participating financial firms based upon factors such as the amount of assets a financial firm’s clients have invested in the Funds and the quality of the financial firm’s relationship with the Distributor.

The additional payments described above are made at the Distributor’s expense. These payments are made to financial firms selected by the Distributor, generally to the firms that have sold significant amounts of shares of the Funds or other Allianz-sponsored funds. The level of payments made to a financial firm in any given year will vary and, in the case of most financial firms, will not exceed the sum of (a) 0.10% of such year’s sales by that financial firm of shares of the Trust and Allianz Funds, (b) 0.06% of the assets attributable to that financial firm invested in equity funds of the Trust and Allianz Funds, and (c) 0.03% of the assets attributable to that financial firm invested in fixed income funds of the Trust and Allianz Funds. In certain cases, the payments described in the preceding sentence are subject to minimum payment levels. In lieu of payments pursuant to the foregoing formulae, the Distributor makes payments pursuant to an alternative formula or of an agreed-upon amount that, in the case of most financial firms, will not exceed the amount that would have been payable pursuant to the formulae. Notwithstanding the foregoing, the Distributor has entered, and may continue to enter, into arrangements with a small number of financial firms that result in payments in excess of what would have been payable under the formulae outlined above (“Alternative Arrangements”). The Distributor may select financial firms for Alternative Arrangements based on the factors described above, in particular due to large amounts of assets a financial firm’s clients have invested in the funds of the Trust and Allianz Funds and the exclusivity of the financial firm’s partnership with the Distributor. The level of payments under an Alternative Arrangement may be calculated based on the assets invested in the Trust and Allianz Funds by the financial firm’s clients and/or the annual sales by the financial firm of shares of the Trust or Allianz Funds, or using another methodology. Because financial firms may be selected for Alternative Arrangements in part because they have significant client assets invested in the Trust and Allianz Funds, payments under Alternative Arrangements represent a significant percentage of the Distributor’s overall payments to financial firms. Currently, the payments described in this paragraph are not generally made with respect to Institutional Class, Class R6, Class P or Administrative Class shares. The payments are also not made with respect to Class R6 shares.

In addition to or separate from the “shelf space” arrangements described above, in some cases, the Distributor will make payments, at its own expense, for special events such as a conference or seminar sponsored by one of the financial firms, which in some cases could represent a significant dollar amount. In certain instances, these special events will be attended by clients of such financial firms. The Distributor may make such payments upon the request of a financial firm and not pursuant to any agreement or commitment by the firm to provide “shelf space” or related services or in return for any level of sales of shares of the Trust or Allianz Funds or other products offered by the Distributor.

If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your financial advisor or plan administrator and review carefully any disclosure by the financial firm as to compensation received by your financial advisor.

Wholesale representatives of the Distributor visit brokerage firms on a regular basis to educate financial advisors about the Funds and to encourage the sale of Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Although the Funds use financial firms that sell Fund shares to effect transactions for the Funds’ portfolios, the Funds, the Manager and the Sub-Advisers will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

For further details about payments made by the Distributor to financial firms, please see the Statement of Additional Information.

The Distributor also makes payments for recordkeeping and other transfer agency services to selected financial intermediaries that sell Fund shares.

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How to Buy and Sell Shares

Buying Shares— Institutional Class, Class P, and Administrative Class Shares	Investors may purchase Institutional Class, Class R6, Class P and Administrative Class shares of the Funds at the relevant net asset value (“NAV”) of that class without a sales charge. The Statement of Additional Information provides technical information about certain features that are offered exclusively to investors in Institutional Class shares by the Trust.

Institutional Class shares are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals. Institutional Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to their customers’ investments in the Funds.

Class P shares are offered primarily through certain asset allocation, wrap fee and other similar programs offered by broker-dealers and other intermediaries, and each Fund pays service fees to these entities for services they provide to Class P shareholders. Class P shares may also be offered for direct investment by other investors such as pension and profit sharing plans, employee benefit trusts and plan alliances, endowments, foundations, corporations and high net worth individuals.

Administrative Class shares are offered primarily through employee benefit plan alliances, broker-dealers and other intermediaries, and each Fund pays service and/or distribution fees to these entities for services they provide to Administrative Class shareholders.

With respect to Institutional Class and Administrative Class shares, pension and profit-sharing plans, employee benefit trusts and employee benefit plan alliances and “wrap account” programs established with broker-dealers or financial intermediaries may purchase shares of either class only if the plan or program for which the shares are being acquired will maintain an omnibus or pooled account for each Fund and will not require a Fund to pay any type of administrative payment per participant account to any third party.

Class R6 shares are continuously offered to specified benefit plans and other eligible investors. See “Buying Shares—Class R6 Shares” below.

    •   Investment Minimums. The minimum initial investment for shares of the Institutional Class, Class P and Administrative Class is $1 million, except that the minimum initial investment may be modified for certain financial intermediaries that submit trades on behalf of underlying investors.

The Trust or the Distributor may lower or waive the minimum investment for certain categories of investors at their discretion. Please see the Statement of Additional Information for details.

    •   Initial Investment. Investors may open an account by completing and signing a Client Registration Application and mailing it to Allianz Family of Funds, c/o BFDS Midwest, 330 W. 9th Street, Kansas City, MO 64105 or, for investors in Institutional Class shares, to Allianz Family of Funds, P.O. Box 219968, Kansas City, MO 64121-9968. A Client Registration Application may be obtained by calling 1-800-498-5413.

Except as described below, an investor may purchase Institutional Class, Class P and Administrative Class shares by wiring federal funds to the Trust’s transfer agent, Boston Financial Data Services—Midwest (“Transfer Agent”), 330 West 9th Street, Kansas City, Missouri 64105. In order to receive instructions for wire transfer the investor may telephone the Trust at 1-800-498-5413. At that time investors should provide the following information: name of authorized person, shareholder name, shareholder account number, name of Fund and share class, and amount being wired.

Additionally, Institutional Class investors may send a check payable to the Allianz Family of Funds along with a completed application form to: Allianz Family of Funds, P.O. Box 219968, Kansas City, MO 64121-9968.

An investor may purchase shares without first wiring federal funds if the proceeds of the investment are derived from an advisory account the investor maintains with the Manager or one of its affiliates, or from an investment by broker-dealers, institutional clients or other financial intermediaries that have established a shareholder servicing relationship with the Trust on behalf of their customers, or in other circumstances as may be agreed to by the Manager.

    •   Additional Investments. An investor may purchase additional Institutional Class, Class P and Administrative Class shares of the Funds at any time by calling the Trust and wiring federal funds to the Transfer Agent as outlined above. Additionally, for Institutional Class shares, an investor may send a check payable to the Allianz Family of Funds, c/o BFDS at the P.O. Box address noted above.

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    •   Other Purchase Information. Purchases of a Fund’s Institutional Class, Class R6, Class P and Administrative Class shares will be made in full and fractional shares. In the interest of economy and convenience, certificates for shares will not be issued.

The Trust and the Distributor each reserves the right, in its sole discretion, to suspend the offering of shares of the Funds or to reject any purchase order, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Trust.

Classes of shares of the Trust may not be qualified or registered for sale in all states. Investors should inquire as to whether shares of the Funds are available for offer and sale in the investor’s state of residence. Shares of the Trust may not be offered or sold in any state unless registered or qualified in that jurisdiction or unless an exemption from registration or qualification is available.

Subject to the approval of the Trust, an investor may purchase shares of a Fund with liquid securities that are eligible for purchase by the Fund (consistent with the Fund’s investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Trust’s valuation policies. These transactions will be effected only if the Manager or a Sub-Adviser intends to retain the security in the Fund as an investment. Assets purchased by a Fund in such a transaction will be valued in generally the same manner as they would be valued for purposes of pricing the Fund’s shares, if such assets were included in the Fund’s assets at the time of purchase. The Trust reserves the right to amend or terminate this practice at any time.

    •   Retirement Plans. Institutional Class, Class P, Administrative Class and Class D shares of the Funds are available for purchase by retirement and savings plans, including Keogh plans, 401(k) plans, 403(b) custodial accounts, and Individual Retirement Accounts. The administrator of a plan or employee benefits office can provide participants or employees with detailed information on how to participate in the plan and how to elect a Fund as an investment option. Participants in a retirement or savings plan may be permitted to elect different investment options, alter the amounts contributed to the plan, or change how contributions are allocated among investment options in accordance with the plan’s specific provisions. The plan administrator or employee benefits office should be consulted for details. For questions about participant accounts, participants should contact their employee benefits office, the plan administrator, or the organization that provides recordkeeping services for the plan. Investors who purchase shares through retirement plans should be aware that plan administrators may aggregate purchase and redemption orders for participants in the plan. Therefore, there may be a delay between the time the investor places an order with the plan administrator and the time the order is forwarded to the Transfer Agent for execution.

Buying Shares— Class D Shares	Class D shares of each Fund are continuously offered through financial service firms, such as broker-dealers or registered investment advisers, with which the Distributor has an agreement for the use of the Funds in particular investment products, programs or accounts for which a fee may be charged. See “Financial Service Firms—Class D Shares” above.

Class D shares are offered through financial service firms. In connection with purchases, a financial service firm is responsible for forwarding all necessary documentation to the Distributor, and may charge for such services. To purchase shares of the Funds directly from the Distributor, an investor should inquire about the other classes of shares offered by the Trust. An investor may call the Distributor at 1-800-498-5413 for information about other investment options.

Class D shares of the Funds will be held in a shareholder’s account at a financial service firm and, generally, the firm will hold a shareholder’s Class D shares in nominee or street name as your agent. In most cases, the Transfer Agent will have no information with respect to or control over accounts of specific Class D shareholders and a shareholder may obtain information about accounts only through the financial service firm. In certain circumstances, the firm may arrange to have shares held in a shareholder’s name or a shareholder may subsequently become a holder of record for some other reason (for instance, if you terminate your relationship with your firm). In such circumstances, a shareholder may contact the Distributor at 1-800-498-5413 for information about the account. In the interest of economy and convenience, certificates for Class D shares will not be issued.

The Distributor reserves the right to require payment by wire or U.S. bank check. The Distributor generally does not accept payments made by cash, temporary/starter checks, third-party checks, credit cards, traveler’s checks, credit card checks, or checks drawn on non-U.S. banks even if payment may be effected through a U.S. bank.

Investment Minimums. The following investment minimums apply for purchases of Class D shares.

Initial Investment	Subsequent Investments
$1,000 per Fund	$50 per Fund

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The minimum initial investment may be modified for certain financial intermediaries that submit trades on behalf of underlying investors. The Trust or the Distributor may lower or waive the minimum investment for certain categories of investors at their discretion. Please see the Statement of Additional Information for details.

A financial service firm may impose different investment minimums than the Trust. For example, if a shareholder’s firm maintains an omnibus account with a particular Fund, the firm may impose higher or lower investment minimums than the Trust when a shareholder invests in Class D shares of the Fund through the firm. A Class D shareholder should contact the financial service firm for information. The Funds or the Funds’ distributor may waive the minimum initial investment at their discretion.

Buying Shares— Class R6 Shares	Class R6 shares are offered for 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans, healthcare benefit funding plans and other specified benefit plans whereby the plan or the plan’s broker, dealer or other financial intermediary (“financial service firm”) has an agreement with the Distributor or the Manager to utilize Class R6 shares in certain investment products or programs (collectively, “Class R6 Eligible Plans”). Class R6 shares are available only to Class R6 Eligible Plans where Class R6 shares are held on the books of the Funds through omnibus accounts (either at the benefit plan level, platform level or at the level of the plan’s financial service firm).

Except as stated below, Class R6 shares are not available to retail or institutional investors that do not qualify as Class R6 Eligible Plans, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, or individual 403(b) plans.

Class R6 shares are also available for investment by registered funds and 529 portfolios that are advised or sub-advised by Allianz Global Fund Management, AllianzGI U.S., NFJ or their affiliates.

Class R6 shares may also be available for investment by Trustees, officers and current and former employees of the Trust, Allianz Funds, Allianz Global Fund Management and the Distributor and their affiliates and their immediate family members, and trusts or plans primarily for the benefit of such persons.

Class R6 shares of the Fund are continuously offered to Class R6 Eligible Plans. Class R6 Eligible Plan participants may purchase Class R6 shares only through their specified benefit plans. In connection with purchases, Class R6 Eligible Plans are responsible for forwarding all necessary documentation to their financial service firm or the Distributor. Class R6 Eligible Plans and financial service firms may charge for such services.

Class R6 Eligible Plans may also purchase Class R6 shares directly from the Distributor. To make direct investments, a plan administrator must open an account with the Distributor and send payment for Class R6 shares either by mail or through a variety of other purchase options and plans offered by the Trust. Class R6 Eligible Plans that purchase their shares directly from the Trust must hold their shares in an omnibus account at the specified benefit plan level.

Class R6 Eligible Plans which wish to invest directly by mail should send a check payable to the Allianz Family of Funds, along with a completed application form to:

Allianz Family of Funds P.O. Box 219968 Kansas City, MO 64121-9968

The Distributor accepts all purchases by mail subject to collection of checks at full value and conversion into federal funds. Investors may make subsequent purchases by mailing a check to the address above with a letter describing the investment or with the additional investment portion of a confirmation statement. Checks for subsequent purchases should be payable to Allianz Funds and should clearly indicate the relevant account number. Investors should call the Trust at 1-800-498-5413 if they have any questions regarding purchases by mail.

Class R6 shares of the Fund will be held in a plan participant’s account (which in turn may hold Class R6 shares through the account of a financial service firm) and, generally, Class R6 Eligible Plans will hold Class R6 shares (either directly or through a financial service firm) in nominee or street name as the participant’s agent. In most cases, the Trust’s transfer agent, Boston Financial Data Services, Inc., will have no information with respect to or control over accounts of specific Class R6 shareholders and participants may obtain information about their accounts only through their plan.

Investment Minimums. There is no minimum initial investment for Class R6 shares for Class R6 Eligible Plans and other eligible investors.

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Acceptance and Timing of Purchase Orders, Redemption Orders and Share Price Calculations	A purchase order received by the Trust or its designee prior to the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time), on a day the Trust is open for business, together with payment made in one of the ways described below, will be effected at that day’s NAV. An order received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day. However, orders received by certain retirement plans and other financial intermediaries on a business day prior to the close of regular trading on the NYSE and communicated to the Trust or its designee prior to such time as agreed upon by the Trust and intermediary on the following business day will be effected at the NAV determined on the prior business day. The Trust is “open for business” on each day the NYSE is open for trading, which excludes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Purchase orders will be accepted only on days on which the Trust is open for business.

A redemption request received by the Trust or its designee prior to the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time), on a day the Trust is open for business, is effective on that day. A redemption request received after that time becomes effective on the next business day. Redemption requests for Fund shares are effected at the NAV per share next determined after receipt of a redemption request by the Trust or its designee. However, orders received by certain broker-dealers and other financial intermediaries on a business day prior to the close of regular trading on the NYSE and communicated to the Trust or its designee prior to such time as agreed upon by the Trust and intermediary on the following business day will be effected at the NAV determined on the prior business day. The request must properly identify all relevant information such as account number, redemption amount (in dollars or shares), the Fund name and the class of shares and must be executed by an authorized person.

Orders sent to the Distributor’s P.O. Box are not deemed “received” until they arrive at the Distributor’s facility. This may affect the date on which they are processed.

The Distributor, in its sole discretion, may accept or reject any order for purchase of Fund shares. The sale of shares will be suspended during any period in which the NYSE is closed for other than weekends or holidays, or if permitted by the rules of the SEC, when trading on the NYSE is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the SEC for the protection of investors. Additionally, redemptions of Fund shares may be suspended when trading on the NYSE is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the SEC for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payment for more than seven days, as permitted by law.

Disclosure Relating to the AllianzGI Convertible Fund and AllianzGI Ultra Micro Cap Fund	Effective Thursday, January 16, 2014, or such other date as determined by the President of the Trust (the “Effective Date”), shares of AllianzGI Convertible Fund and shares of AllianzGI Ultra Micro Cap Fund (for purposes of this paragraph only, each, a “Fund,” and together, the “Funds”) will not be available for purchase by any new investor, and shareholders of other series of the Trust or series of Allianz Funds will no longer be permitted to exchange any of their shares for shares of the Funds. Shareholders of a Fund who held their shares prior to the Effective Date, including Specified Benefit Plans, 529 Plans, affiliated funds-of-funds and certain model based portfolio management programs that include a Fund in their program, may continue to purchase or exchange shares of such Fund, so long as the Plan or program continues to include such Fund. Specified Benefit Plans, for these purposes, include 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans and healthcare benefit funding plans. 529 Plans include college savings plans established under Section 529 of the Internal Revenue Code for which the Distributor and its affiliates provide management services, and affiliated funds-of-funds are affiliated with, advised or sub-advised by AllianzGI U.S. Existing shareholders of a Fund may continue to reinvest distributions of the Fund’s shares.

Abusive Trading Practices	The Trust encourages shareholders to invest in the Funds as part of a long-term investment strategy and discourages excessive, short-term trading and other abusive trading practices, sometimes referred to as “market timing.” However, because the Trust will not always be able to detect market timing or other abusive trading activity, investors should not assume that the Trust will be able to detect or prevent all market timing or other trading practices that may disadvantage the Funds.

Certain of the Funds’ and Underlying Funds’ (for purposes of this section, the “Funds”) investment strategies may make the Funds more susceptible to market timing activities. For example, since certain Funds may invest in non-U.S. securities, they may be subject to the risk that an investor may seek to take advantage of a delay between the change in value of the Funds’ non-U.S. portfolio securities and the determination of the Funds’

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NAV as a result of different closing times of U.S. and non-U.S. markets by buying or selling Fund shares at a price that does not reflect their true value. A similar risk exists for the Funds’ potential investment in securities of smaller capitalization companies, securities of issuers located in emerging markets or any high-yield or other securities that are thinly traded and more difficult to value.

To discourage excessive, short-term trading and other abusive trading practices, the Trust’s Board of Trustees has adopted policies and procedures reasonably designed to detect and prevent short-term trading activity that may be harmful to the Funds and their shareholders. Such activities may have a detrimental effect on the Funds and their shareholders. For example, depending upon various factors such as the size of a Fund and the amount of its assets maintained in cash, short-term or excessive trading by Fund shareholders may interfere with the efficient management of the Fund’s portfolio, increase transaction costs and taxes, and may harm the performance of the Fund and its shareholders.

The Trust seeks to deter and prevent abusive trading practices, and to reduce these risks, through a combination of methods. To the extent that there is a delay between a change in the value of a mutual fund’s portfolio holdings, and the time when that change is reflected in the NAV of the fund’s shares, that fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at net asset values that do not reflect appropriate fair value prices. The Trust seeks to deter and prevent this activity, sometimes referred to as “stale price arbitrage,” by the appropriate use of “fair value” pricing of the Funds’ portfolio securities. See “How Fund Shares Are Priced” below for more information.

The Trust also seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Trust and the Manager each reserves the right to restrict or refuse any purchase or exchange transaction if, in the judgment of the Trust or of the Manager, the transaction may adversely affect the interests of a Fund or its shareholders. Among other things, the Trust and its service providers may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price. Notice of any restrictions or rejections of transactions may vary according to the particular circumstances.

Although the Trust and its service providers seek to use these methods to detect and prevent abusive trading activities, and although the Trust will consistently apply such methods, there can be no assurances that such activities can be detected, mitigated or eliminated. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for submission to the Fund on a net basis, conceal the identity of the individual shareholders from the Fund because the broker, retirement plan administrator, fee-based program sponsor or other financial intermediary maintains the record of each Fund’s underlying beneficial owners. This makes it more difficult for the Trust and its service providers to identify short-term transactions in the Funds. Although the Trust and its service providers may seek to review trading activity at the omnibus account level in order to identify abusive trading practices with respect to the Funds, there can be no assurance of success in this regard.

Verification of Identity	To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, a Fund must obtain the following information for each person who opens a new account:

1. Name. 2. Date of birth (for individuals). 3. Residential or business street address. 4. Social security number, taxpayer identification number, or other identifying number.

Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

Individuals may also be asked for a copy of their driver’s license, passport or other identifying document in order to verify their identity. In addition, it may be necessary to verify an individual’s identity by cross-referencing the identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

After an account is opened, a Fund may restrict your ability to purchase additional shares until your identity is verified. A Fund also may close your account and redeem your shares or take other appropriate action if it is unable to verify your identity within a reasonable time.

Shares of the Funds are publicly offered for sale only in the U.S., its territories and possessions.

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Redemptions of Shares Held Directly with the Trust
    •   Redemptions by Mail. An investor may redeem (sell) shares held directly with the Trust by submitting a written request to Allianz Institutional Funds, P.O. Box 219968, Kansas City, MO 64121-9968 (regular mail) or Boston Financial Data Services, Inc., 330 W. 9th Street, Kansas City, MO 64105 (express, certified or registered mail). The redemption request should state the Fund from which the shares are to be redeemed, the class of shares, the number or dollar amount of the shares to be redeemed and the account number. The request must be signed exactly as the names of the registered owners appear on the Trust’s account records, and the request must be signed by the minimum number of persons designated on the Client Registration Application that are required to effect a redemption.

    •   Redemptions by Telephone or Other Wire Communication. An investor who elects this option on the Client Registration Application (or subsequently in writing) may request redemptions of shares by calling the Trust at 1-800-498-5413, by sending a facsimile to 1-816-218-1594, by sending an e-mail to allianzfunds@bfdsmidwest.com or by other means of wire communication. Investors should state the Fund and class from which the shares are to be redeemed, the number or dollar amount of the shares to be redeemed, the account number and the signature (which may be an electronic signature) of an authorized signatory. Redemption requests of an amount of $10 million or more may be initiated by telephone or e-mail, but must be confirmed in writing by an authorized party prior to processing.

In electing a telephone redemption, the investor authorizes Allianz Global Fund Management and the Transfer Agent to act on telephone instructions from any person representing himself to be the investor, and reasonably believed by Allianz Global Fund Management or the Transfer Agent to be genuine. Neither the Trust nor the Transfer Agent may be liable for any loss, cost or expense for acting on instructions (whether in writing or by telephone) believed by the party receiving such instructions to be genuine and in accordance with the procedures described in this Prospectus. Shareholders should realize that by electing the telephone or wire or e-mail redemption option, they may be giving up a measure of security that they might have if they were to redeem their shares in writing. Furthermore, interruptions in service may mean that a shareholder will be unable to effect a redemption by telephone or e-mail when desired. The Transfer Agent also provides written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone instructions are genuine (written confirmation is also provided for redemption requests received in writing or via e-mail). All telephone transactions are recorded, and Allianz Global Fund Management or the Transfer Agent may request certain information in order to verify that the person giving instructions is authorized to do so. The Trust or Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone transactions if it fails to employ reasonable procedures to confirm that instructions communicated by telephone are genuine. All redemptions, whether initiated by letter or telephone, will be processed in a timely manner, and proceeds will be forwarded by wire in accordance with the redemption policies of the Trust detailed below. See “Other Redemption Information.”

Shareholders may decline telephone exchange or redemption privileges after an account is opened by instructing the Transfer Agent in writing at least seven business days prior to the date the instruction is to be effective. Shareholders may experience delays (which may be considerable) in exercising telephone redemption privileges during periods of market volatility. During periods of volatile economic or market conditions, shareholders may wish to consider transmitting redemption orders by telegram, facsimile or overnight courier.

Defined contribution plan participants may request redemptions by contacting the employee benefits office, the plan administrator or the organization that provides recordkeeping services for the plan.

Other Redemption Information. Redemption proceeds will ordinarily be wired to the investor’s bank within three business days after the redemption request, but may take up to seven calendar days. Redemption proceeds will be sent by wire only to the bank name designated on the Client Registration Application. The Trust may suspend the right of redemption or postpone the payment date at times when the New York Stock Exchange is closed, or during certain other periods as permitted under the federal securities laws.

For shareholder protection, a request to change information contained in an account registration (for example, a request to change the bank designated to receive wire redemption proceeds) must be received in writing, signed by an authorized person, and accompanied by a signature validation from any eligible guarantor institution, as determined in accordance with the Trust’s procedures, as more fully described below. See “Signature Validation.”

In addition, for taxable shareholders, a redemption is generally a taxable event that will generate capital gain or loss. See “Tax Consequences” in this Prospectus and “Taxation” in the Statement of Additional Information.

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Redemptions of Shares Held Through Intermediaries or Financial Service Firms	You can sell (redeem) shares through your financial service firm on any day the New York Stock Exchange is open. You do not pay any fees or other charges to the Trust or the Distributor when you sell your shares, although your financial service firm may charge you for its services in processing your redemption request. Please contact your firm for details. If you are the holder of record of your shares, you may contact the Distributor at 1-800-498-5413 for information regarding how to sell your shares directly to the Trust.

Your financial service firm is obligated to transmit your redemption orders to the Distributor promptly and is responsible for ensuring that your redemption request is in proper form. Your financial service firm will be responsible for furnishing all necessary documentation to the Distributor or the Trust’s transfer agent and may charge you for its services. Redemption proceeds will be forwarded to your financial service firm as promptly as possible and in any event within seven days after the redemption request is received by the Distributor in good order.

For shareholder protection, a request to change information contained in an account registration (for example, a request to change the bank designated to receive wire redemption proceeds) must be received in writing, signed by the minimum number of persons designated on the completed application that are required to effect a redemption, and accompanied by a signature validation from any eligible guarantor institution, as determined in accordance with the Trust’s procedures, as more fully described below. See “Signature Validation.”

Redemption Fees	The Trust does not charge any redemption fees on the redemption or exchange of Fund shares.

Redemptions in Kind	The Trust has agreed to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1% of the Fund’s net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust may pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by a Fund in lieu of cash. If your shares are redeemed in kind, you should expect to incur transaction costs upon the disposition of the securities received in the distribution.

Signature Validation	When a signature validation is called for, a “Medallion” signature validation or a Signature Validation Program (SVP) stamp will be required. A Medallion signature validation or an SVP stamp may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which is participating in a Medallion program or SVP recognized by the Securities Transfer Association. The three recognized Medallion programs are the Securities Transfer Agents Medallion Program, Stock Exchanges Medallion Program and New York Stock Exchange, Inc. Medallion Signature Program. Signature validations from financial institutions which are not participating in one of these programs will not be accepted. Please note that financial institutions participating in a recognized Medallion program may still be ineligible to provide a signature validation for transactions of greater than a specified dollar amount. The Trust may change the signature validation requirements from time to time upon notice to shareholders, which may be given by means of a new or supplemented prospectus.

Signature validation cannot be provided by a notary public. In addition, corporations, trusts, and other institutional organizations are required to furnish evidence of the authority of the persons designated on the Client Registration Application to effect transactions for the organization.

Minimum Account Size	Due to the relatively high cost of maintaining small accounts, the Trust reserves the right to redeem shares in any account that falls below the values listed below.

    •   Institutional Class, Class P and Administrative Class. The Trust reserves the right to redeem Institutional Class, Class P and Administrative Class shares in any account for their then-current value (which will be promptly paid to the investor) if at any time, due to redemption by the investor, the shares in the account do not have a value of at least $100,000. A shareholder will receive advance notice of a mandatory redemption and will be given at least 30 days to bring the value of its account up to at least $100,000.

    •   Class D. Investors should maintain an account balance in Class D shares of each Fund held by an investor of at least the minimum investment necessary to open the particular type of account. If an investor’s Class D shares balance for any Fund remains below the minimum for three months or longer, the Manager has the right (except in the case of employer-sponsored retirement accounts) to redeem an investor’s remaining Class D shares and close that Fund account after giving the investor 60 days to increase the account balance. An investor’s account will not be liquidated if the reduction in size is due solely to a decline in market value of Fund shares or if the aggregate value of all the investor’s holdings in accounts with the Trust and Allianz Funds exceeds $50,000.

Notwithstanding the foregoing, due to the relatively high cost of maintaining small accounts, the Trust reserves the right to redeem shares in any account and without any prior notice for their then-current value (which will be promptly paid to the investor) if at any time, and for any reason, including solely due to declines in NAV, the shares in the account do not have a value of at least $20. Additionally, the Manager and the

228	Allianz Multi-Strategy Funds

Distributor each reserves the right to assess an annual fee of $15 for any accounts with balances that fall below $1,000, subject to the Distributor’s right to make exemptions on a case by case basis. For more information, see “Additional Information about Purchases, Exchanges and Redemptions of Class A, Class B, Class C, Class R, Class R6 and Institutional Class Shares” in the Statement of Additional Information.

Exchange Privilege	Except as provided below or in the applicable Funds’ or series’ prospectus(es), an investor may exchange Institutional Class, Class P, Class R6, Administrative Class or Class D shares of a Fund for shares of the same class of any other Fund that offers that class based on the respective NAVs of the shares involved. An investor may also exchange shares of a Fund for shares of the same class of a series of Allianz Funds, a group of affiliated mutual funds composed of equity portfolios managed by Allianz Global Fund Management, subject to any restrictions on exchanges set forth in the applicable series’ prospectus(es). Shareholders interested in such an exchange may request a prospectus for these other series by contacting the Trust.

In the case of Institutional Class, Class R6, Class P and Administrative Class shares, an exchange may be made by following the redemption procedure described above under “Redemptions by Mail” or, if the investor has elected the telephone redemption option, by calling the Trust at 1-800-498-5413. For Class D shares, please contact your financial service firm to exchange shares and for additional information about the exchange privilege.

Shares of all classes are exchanged on the basis of their respective NAVs next calculated after your exchange order is received by the Trust or its designee. Currently, the Trust does not charge any other exchange fees or charges. Your financial service firm may impose various fees and charges, investment minimums and other requirements with respect to exchanges.

An investor may exchange shares only with respect to Funds or other eligible series that are registered in the investor’s state of residence or where an exemption from registration is available. In addition, an exchange is generally a taxable event which will generate capital gains or losses, and special rules may apply in computing tax basis when determining gain or loss. See “Tax Consequences” in this Prospectus and “Taxation” in the Statement of Additional Information.

Shares of one Class of a Fund may also be exchanged directly for shares of another Class of the same Fund, as described in the Statement of Additional Information.

The Trust and the Manager each reserve the right to refuse exchange purchases (or purchase and redemption and/or redemption and purchase transactions) if, in the judgment of the Trust or the Manager, the transaction would adversely affect a Fund and its shareholders. In particular, a pattern of transactions characteristic of “market timing” strategies may be deemed by the Manager to be detrimental to the Trust or a particular Fund. See “Abusive Trading Practices” above. Although the Trust has no current intention of terminating or modifying the exchange privilege, it reserves the right to do so at any time. Except as otherwise permitted by the SEC, the Trust will give you 60 days’ advance notice if it exercises its right to terminate or materially modify the exchange privilege. Because the Funds will not always be able to detect market timing activity, investors should not assume that the Funds will be able to detect or prevent all market timing or other trading practices that may disadvantage the Funds. For example, it is more difficult for the Funds to monitor trades that are placed by omnibus or other nominee accounts because the broker, retirement plan administrator, fee-based program sponsor or other financial intermediary maintains the record of the applicable Fund’s underlying beneficial owners.

The Statement of Additional Information provides more detailed information about the exchange privilege, including the procedures you must follow and additional exchange options.

Cost Basis Reporting	When you redeem, sell or exchange Fund shares, the Fund or, if you purchase your shares through a broker, dealer or other financial intermediary, your financial intermediary generally is required to report to you and the IRS on an IRS Form 1099-B cost-basis information with respect to those shares, as well as information about whether any gain or loss on your redemption or exchange is short- or long-term and whether any loss is disallowed under the “wash sale” rules. This reporting requirement is effective for Fund shares acquired by you (including through dividend reinvestment) on or after January 1, 2012, when you subsequently redeem, sell or exchange those shares. Such reporting generally is not required for shares held in a retirement or other tax-advantaged account. Cost basis is typically the price you pay for your shares (including reinvested dividends), with adjustments for certain commissions, wash-sales, organizational actions, and other items, including any returns of capital paid to you by the Fund in respect of your shares. Cost basis is used to determine your net gains and losses on any shares you redeem or exchange in a taxable account.

The Fund or your financial intermediary, as applicable, will permit you to select from a list of alternative cost basis reporting methods to determine your cost basis in Fund shares acquired on or after January 1, 2012. If you

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do not select a particular cost basis reporting method, the Fund or financial intermediary will apply its default cost basis reporting method to your shares. If you hold your shares directly in a Fund account, the Fund’s default method (or the method you have selected by notifying the Fund) will apply; if you hold your shares in an account with a financial intermediary, the intermediary’s default method (or the method you have selected by notifying the intermediary) will apply. Please consult the Fund’s Web site at us.allianzgi.com, or your financial intermediary, as applicable, for more information on the available methods for cost basis reporting and how to select or change a particular method. You should consult your tax advisor concerning the application of these rules to your investment in the Fund, and to determine which available cost basis method is best for you. Please note that you are responsible for calculating and reporting your cost basis in Fund shares acquired prior to January 1, 2012.

Request for Multiple Copies of Shareholder Documents	To reduce expenses, it is intended that only one copy of a Fund’s prospectus and each annual and semi-annual report will be mailed to those addresses shared by two or more accounts. If you wish to receive additional copies of these documents and your shares are held directly with the Trust, call the Trust at 1-800-498-5413. Alternatively, if your shares are held through a financial institution, please contact it directly. Within 30 days after receipt of your request by the Trust or financial institution, as appropriate, such party will begin sending you individual copies.

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How Fund Shares Are Priced

The net asset value per share (“NAV”) of each class of a Fund’s shares is determined by dividing the total value of the Fund’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class. The assets of each Target Fund consist predominantly of shares of the Underlying Funds, which are valued at their respective NAVs. Fund and Underlying Fund shares are valued as of a particular time (the “Valuation Time”) on each day (“Business Day”) that the New York Stock Exchange is open for trading. The Valuation Time is ordinarily at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) (the “NYSE Close”). In unusual circumstances, the Board of Trustees of the Funds or an Underlying Fund may determine that the Valuation Time shall be as of 4:00 p.m., Eastern time, notwithstanding an earlier, unscheduled close or halt of trading on the New York Stock Exchange.

For purposes of calculating NAV, the Funds’ investments for which market quotations are readily available are valued at market value. Market values for various types of securities and other instruments are determined on the basis of closing prices or last sales prices on an exchange or other market, or based on quotes or other market information obtained from quotation reporting systems, established market makers or pricing services. Please see “Net Asset Value” in the Statement of Additional Information. Market values for Underlying Funds are generally equal to their published NAVs as of the Valuation Time. Short-term investments by the Funds and the Underlying Funds having a maturity of 60 days or less are generally valued at amortized cost.

If market quotations are not readily available (including in cases where available market quotations are deemed to be unreliable), the Funds’ investments will be valued as determined in good faith pursuant to policies and procedures approved by the Board of Trustees (so-called “fair value pricing”). Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. Also, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund.

The Funds may determine that market quotations are not readily available due to events relating to a single issuer (e.g., corporate actions or announcements) or events relating to multiple issuers (e.g., governmental actions or natural disasters). The Funds may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. In considering whether fair value pricing is required and in determining fair values, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the Valuation Time. The Funds may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. The Funds’ use of fair value pricing may help deter “stale price arbitrage,” as discussed above under “Abusive Trading Practices.”

For purposes of calculating NAV, the Funds normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and non-U.S. securities are normally priced using data reflecting the earlier closing of the principal markets for those securities, subject to possible fair value adjustments. Information that becomes known to the Funds or their agents after NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or NAV determined earlier that day.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed, and the NAV of a Fund’s shares may change on days when an investor is not able to purchase, redeem or exchange shares. The calculation of a Fund’s NAV may not take place contemporaneously with the determination of the prices of non-U.S. securities used in NAV calculations.

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Fund Distributions

Each Fund distributes substantially all of its net investment income to shareholders in the form of dividends. You begin earning dividends on Fund shares the day after the Trust receives your purchase payment. Dividends paid by each Fund with respect to each class of shares are calculated in the same manner and at the same time, but dividends on certain classes of shares are expected to be lower than dividends on other shares as a result of the administrative fees, distribution and/or servicing fees or other expenses applicable only to certain classes of shares. The table below shows when each Fund intends to declare and distribute income dividends to shareholders of record. To the extent a significant portion of the securities held by a Fund fluctuate in the rate or frequency with which they generate dividends and income, or have variable or floating interest rates, the amounts of the Fund’s income distributions to shareholders are expected to vary.

Allianz Fund	At Least Annually	Quarterly	Monthly

AllianzGI Global Allocation, AllianzGI Convertible and AllianzGI Retirement Income Funds		•

AllianzGI High Yield Bond Fund and AllianzGI Short Duration High Income Fund			•

AllianzGI NFJ Emerging Markets Value, AllianzGI NFJ Global Dividend Value and AllianzGI NFJ International Value II Funds		•

All other Funds	•

In addition, each Fund distributes any net capital gains (i.e., the excess of net long-term gains over net short-term losses) it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently. The amounts of a Fund’s distributions to shareholders may vary from period to period.

A Fund’s dividend and capital gain distributions with respect to Administrative Class, Class P or Institutional Class shares will automatically be reinvested in additional shares of the same class of the Fund at NAV unless the shareholder elects to have the distributions paid in cash. A shareholder may elect to have distributions paid in cash on the Client Registration Application or by submitting a written request, signed by the appropriate signatories, indicating the account number, Fund name(s) and wiring instructions.

For Class D shares, you can choose from the following distribution options:

• Reinvest all distributions in additional Class D shares of your Fund at NAV. This will be done unless you elect another option.

    •   Invest all distributions in Class D shares of any other Fund or series of Allianz Funds that offers Class D shares at NAV. You must have an account existing in the Fund or series selected for investment with the identical registered name. You must elect this option when your account is established.

• Receive all distributions in cash (either paid directly to you or credited to your account with your financial service firm). You must elect this option when your account is established.

Your financial service firm may offer additional distribution reinvestment programs or options. Please contact your firm for details.

You do not pay any sales charges or other fees on the receipt of shares received through the reinvestment of Fund distributions.

If you elect to receive Fund distributions in cash and any such dividend or capital gain distribution check(s) remain uncashed for more than six months, the proceeds may be invested in additional Fund shares at the NAV calculated on the day of such investment. Additionally, if you elect to receive Fund distributions in cash and the postal or other delivery service is unable to deliver checks to your address of record, the Trust’s Transfer Agent will hold the returned checks for your benefit in a non-interest bearing account.

For further information on distribution options, please contact the Trust at 1-800-498-5413. For Class D shares, you should contact your financial service firm or call the Distributor at 1-800-988-8380.

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Tax Consequences

This section summarizes some of the important U.S. federal income tax consequences to U.S. persons of investing in the Funds. An investment in the Funds may have other tax implications. You should consult your tax advisor for information concerning the possible application of federal, state, local, or non-U.S. tax laws to you. Please see the Statement of Additional Information for additional information regarding the tax aspects of investing in the Funds.

Each Fund has elected or (in the case of a new fund) intends to elect to be treated and intends to qualify each year as a regulated investment company under the Internal Revenue Code. A regulated investment company is not subject to U.S. federal income tax on income and gains that are distributed in a timely manner to shareholders. A Fund’s failure to qualify as a regulated investment company would result in fund-level taxation, and, consequently, a reduced return on your investment.

•   Taxes on Fund Distributions. If you are a shareholder subject to U.S. federal income tax, you will be subject to tax on Fund distributions in the manner described herein whether they are paid in cash or reinvested in additional shares of the Funds. The Funds will provide you with an annual statement showing you the amount and tax character (e.g., ordinary or capital) of the distributions you received each year.

For U.S. federal income tax purposes, Fund distributions will be taxable to you as either ordinary income or capital gains. Fund dividends consisting of distributions of investment income are taxable to you as ordinary income. The treatment of Fund distributions of capital gains is based on how long the Fund owned (or is deemed to have owned) the investments that generated those gains, rather than how long you have owned your shares. Distributions of net capital gains (that is, the excess of net long-term capital gains from the sale of investments that a Fund owned for more than 12 months over net short-term capital losses) that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to you as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates. Distributions of net short-term capital gains in excess of net long-term capital losses will be taxable to you as ordinary income.

Distributions of investment income reported by a Fund as derived from “qualified dividend income” will be taxed to individual shareholders at the rates applicable to net capital gains, provided holding period and other requirements are met at both the shareholder and Fund level. If a Fund receives dividends from an Underlying Fund that the Underlying Fund has reported as qualified dividend income, then the Fund is permitted in turn to report a portion of its distributions as qualified dividend income, provided the Funds meets holding period and other requirements with respect to shares of the Underlying Fund. Distributions from REITs generally do not qualify as qualified dividend income.

A Medicare contribution tax is imposed on the “net investment income” of individuals, estates and trusts whose income exceeds certain threshold amounts. Net investment income generally includes for this purpose dividends paid by a Fund, including any capital gain dividends, and capital gains recognized on the sale, redemption or exchange of shares of a Fund. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in a Fund.

The ultimate tax characterization of a Fund’s distributions made in a taxable year cannot be determined finally until after the end of that taxable year. As a result, there is a possibility that a Fund may make total distributions during a taxable year in an amount that exceeds such Fund’s current and accumulated earnings and profits. In that case, the excess generally would be treated as a return of capital, which would reduce your tax basis in the applicable shares, with any amounts exceeding such basis treated as gain from the sale of such shares. A return of capital is not taxable, but it reduces your tax basis in your shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of your shares.

To the extent that a Fund has capital loss carryforwards from prior tax years, those carryforwards will reduce the net capital gains that can support the Fund’s distribution of Capital Gain Dividends. If the Fund uses net capital losses incurred in taxable years beginning on or before December 22, 2010, those carryforwards will not reduce the Fund’s current earnings and profits, as losses incurred in later years will. As a result, if that Fund then distributes capital gains recognized during the current year in excess of net capital gains (as reduced by carryforwards), the portion of the excess that is supported by the Fund’s current earnings and profits will be taxable as an ordinary dividend distribution, even though that distributed excess amount would not have been subject to tax if retained by the Fund. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the Fund retains or distributes such gains.

Fund distributions are taxable to you even if they are paid from income or gains earned by a Fund prior to your investment and thus were included in the price you paid for your shares. For example, if you purchase

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shares on or just before the record date of a Fund distribution, you will pay full price for the shares and could receive a portion of your investment back as a taxable distribution.

A Fund’s transactions in derivatives, short sales, or similar or related transactions could affect the amount, timing and character of distributions from the Fund, and could increase the amount and accelerate the timing for payment of taxes payable by shareholders. In particular, a Fund’s options transactions could cause a substantial portion of the Fund’s income to consist of net short-term capital gains, which, when distributed, are treated and taxable to shareholders as ordinary income. A Fund’s use of a fund-of-funds structure could affect the amount, timing and character of distributions from the Fund, and, therefore, could increase the amount of taxes payable by shareholders.

Investments through tax-qualified retirement plans and other tax-advantaged investors are generally not subject to current federal income tax, although certain real estate-related income may be subject to special rules, including potential taxation and reporting requirements. Shareholders should consult their tax advisers to determine the precise effect of an investment in a Fund on their particular tax situation.

In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, a Fund must, among other things, derive at least 90% of its income from certain specified sources (such income, “qualifying income”). Income from certain commodity-linked investments does not constitute qualifying income to a Fund. The tax treatment of certain other commodity-linked investments is not certain, in particular with respect to whether income and gains from such investments constitute qualifying income. If such income were determined not to constitute qualifying income and were to cause a Fund’s nonqualifying income to exceed 10% of the Fund’s gross income for any year, the Fund would fail the 90% gross income test described above. The Fund could, in some cases, cure such failure by paying a Fund-level tax. If the Fund were ineligible to or otherwise did not cure such failure for any year, its taxable income and gains would be subject to tax at the fund level, and distributions from earnings and profits would be taxable to shareholders as ordinary income. A Fund’s ability to pursue its investment strategy and achieve its investment objective may be limited by its intention to qualify as regulated investment company.

The tax issues relating to these and other types of investments and transactions are described more fully under “Taxation” in the Statement of Additional Information.

•   Taxes When You Sell (Redeem) or Exchange Your Shares. Any gain resulting from the sale (or redemption) of Fund shares generally will be taxed to you as capital gain. When you exchange shares of a Fund for shares of another series, the transaction generally will be treated as a sale and any gain realized on such transfer will be taxed as capital gain. See “Cost Basis Reporting” above for a description of reporting rules relating to certain redemptions of Fund shares.

•   A Note on Non-U.S. Investments. A Fund or Underlying Fund’s investments in non-U.S. securities may be subject to withholding and other taxes imposed by countries outside the U.S. This may reduce the return on your investment. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Eligible funds may be able to pass through to you a deduction or credit for foreign taxes. A Fund or Underlying Fund’s investments in non-U.S. securities (other than equity securities) or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions.

•   Backup Withholding. The Funds generally are required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any shareholder (i) who fails to properly furnish the Funds with a correct taxpayer identification number, (ii) who has under-reported dividend or interest income, or (iii) who fails to certify to the Fund that he, she or it is not subject to such withholding. The backup withholding rate is 28%.

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Characteristics and Risks of Securities and Investment Techniques

This section provides additional information about some of the principal investments and related risks of the Funds identified in the Fund Summaries and under “Principal Investments and Strategies of Each Fund” and “Summary of Principal Risks” above. It also describes characteristics and risks of additional securities and investment techniques that are not necessarily principal investment strategies but may be used by the Funds from time to time. Most of these securities and investment techniques are discretionary, which means that the portfolio managers can decide whether to use them or not. This Prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Funds. As with any mutual fund, investors in the Funds must rely on the professional investment judgment and skill of the Manager, the Sub-Advisers and the individual portfolio managers. Please see “Investment Objectives and Policies” in the Statement of Additional Information for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Funds.

Disclosure Relating to Target, Multi-Asset and Global Fundamental Strategy Funds	As each Target Fund intends to invest its assets primarily in shares of the Underlying Funds, the risks of investing in a Target Fund are closely related to the risks associated with the Underlying Funds and their investments. However, as each Target Fund may also invest its assets directly in stocks or bonds of other issuers and in other instruments, such as forwards, options, futures contracts or swap agreements, a Target Fund may be directly exposed to certain risks described below. To the extent the Multi-Asset Funds and Global Fundamental Strategy Fund invest their assets in shares of the Underlying Funds, the risks of investing in such Funds will be related to the risks associated with the Underlying Funds and their investments. However, as each of the Multi-Asset Funds and Global Fundamental Strategy Fund may also invest their assets directly in stocks or bonds of other issuers and in other instruments, such as forwards, options, futures contracts or swap agreements, the Fund may be directly exposed to certain risks described below. These descriptions are intended to address both direct investments by the Target Funds, Multi-Asset Funds and Global Fundamental Strategy Fund and, where applicable, indirect exposure to securities and other instruments that the Funds may gain through investing in Underlying Funds and Other Acquired Funds. As such, unless stated otherwise, any reference in this section only to “Funds” includes both the Funds and Underlying Funds.

For more information about these risks and the securities and investment techniques used by the Underlying Funds, please refer to the Statement of Additional Information (including the summary descriptions of the Underlying Funds contained therein) and the Underlying Funds’ prospectuses. This summary is qualified in its entirety by reference to the prospectuses and statements of additional information of each Underlying Fund, which are available free of charge by calling 1-800-498-5413 (for the Trust or Allianz Funds), or 1-800-927-4648 (for PIMCO Equity Series, PIMCO ETF Trust or PIMCO Funds).

Common Stocks and Other Equity Securities	Common stock represents an ownership interest in a company. Common stock may take the form of shares in a corporation, membership interests in a limited liability company, limited partnership interests, or other forms of ownership interests. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates or adverse circumstances involving the credit markets. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds, other debt and preferred stock. For this reason, the value of a company’s stock will usually react more strongly than its bonds, other debt and preferred stock to actual or perceived changes in the company’s financial condition or prospects.

Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies. Stocks of companies that the portfolio managers believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. Seeking earnings growth may result in significant investments in sectors that may be subject to greater volatility than other sectors of the economy. Companies that a Fund’s portfolio manager believes are undergoing positive change and whose stock the portfolio manager believes is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If a Fund’s portfolio manager’s assessment of a company’s earnings growth or other prospects is wrong, or if the portfolio manager’s judgment of how other investors will value the company is wrong, then the price of the company’s stock may fall or may not approach the value that the portfolio manager has placed on it.

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Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy and/or insolvency of the issuer. In addition to common stocks, equity securities include, without limitation, preferred stocks, convertible securities and warrants. Equity securities other than common stocks are subject to many of the same risks as common stocks, although possibly to different degrees. A Fund may invest in, and gain exposure to, common stocks and other equity securities through purchasing depositary receipts, such as ADRs, EDRs and GDRs, as described under “Non-U.S. Securities” below.

Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference for the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred stock may pay fixed or adjustable rates of return. Preferred stock is subject to issuer-specified and market risks applicable generally to equity securities. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt.

Companies with Smaller Market Capitalizations	Companies that are smaller and less well-known or seasoned than larger, more widely held companies may offer greater opportunities for capital appreciation, but may also involve risks different from, or greater than, risks normally associated with larger companies. Larger companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, and more stability and greater depth of management and technical personnel than smaller companies. Smaller companies may have limited product lines, markets or financial resources or may depend on a small, inexperienced management group. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more abruptly or erratically than securities of larger companies. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. These securities may therefore be more vulnerable to adverse market developments than securities of larger companies. Also, there may be less publicly available information about smaller companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of a company’s earnings potential or assets. Because securities of smaller companies may have limited liquidity, a Fund may have difficulty establishing or closing out its positions in smaller companies at prevailing market prices. As a result of owning illiquid securities, a Fund is subject to the additional risk of possibly having to sell portfolio securities at disadvantageous times and prices if redemptions require the Fund to liquidate its securities positions. Companies with medium-sized market capitalizations also have substantial exposure to these risks. Furthermore, as companies’ market capitalizations fall due to declining markets or other circumstances, such companies will have increased exposure to these risks.

Initial Public Offerings	The Funds may purchase securities in initial public offerings (IPOs). These securities are subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Funds to which IPO securities are allocated increases, the number of securities issued to any one Fund, if any, may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.

Non-U.S. Securities	The Funds may invest in non-U.S. securities. Non-U.S. securities may include, but are not limited to, securities of companies that are organized and headquartered outside the U.S.; non-U.S. equity securities as designated by commonly-recognized market data services; U.S. dollar- or non-U.S. currency-denominated corporate debt securities of non-U.S. issuers; securities of U.S. issuers traded principally in non-U.S. markets; non-U.S. bank obligations; U.S., dollar- or non-U.S. currency-denominated obligations of non-U.S. governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities; and securities of other investment companies investing primarily in non-U.S. securities. When assessing compliance with investment policies that designate a minimum or maximum level of investment in “non-U.S. securities” for a Fund, the Manager or the applicable Sub-Adviser may apply a variety of factors (either in addition to or in lieu of one or more of the categories described in the preceding sentence) in order to determine whether a particular security or instrument should be treated as U.S. or non-U.S. For more information about how the Manager or a Sub-Adviser may define non-U.S. securities for purposes of a Fund’s asset tests and investment restrictions, see the Fund’s principal investments and strategies under “Principal Investments and Strategies of Each Fund.” For

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more information about how the Manager or a Sub-Adviser may determine whether an issuer is located in a particular country, see “Characteristics and Risks of Securities and Investment Techniques—Location of Issuer.”

The Funds may invest in American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). ADRs are dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a non-U.S. issuer, and are publicly traded on exchanges or over-the-counter in the United States. EDRs are receipts similar to ADRs and are issued and traded in Europe. GDRs may be offered privately in the United States and also traded in public or private markets in other countries. Investing in these instruments exposes a Fund to credit risk with respect to the issuer of the ADR, EDR or GDR, in addition to the risks of the underlying investment.

Investing in non-U.S. securities involves special risks and considerations not typically associated with investing in U.S. securities and shareholders should consider carefully the substantial risks involved for Funds that invest in these securities. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on non-U.S. portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; market disruption; the possibility of security suspensions; and political instability. Individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. Other countries’ financial infrastructure or settlement systems may be less developed than those of the United States. The securities markets, values of securities, yields and risks associated with non-U.S. securities markets may change independently of each other. Also, non-U.S. securities and dividends and interest payable on those securities could be subject to withholding and other foreign taxes. Non-U.S. securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Investments in non-U.S. securities may also involve higher custodial costs than domestic investments and additional transaction costs with respect to foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies. The currencies of non-U.S. countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund.

Emerging Market Securities	Each of the Funds that may invest in non-U.S. securities may invest in securities of issuers tied economically to countries with developing (or “emerging market”) economies. Emerging market countries are generally located in Asia, Africa, the Middle East, Latin America and Eastern Europe. Countries with emerging market economies are those with securities markets that are, in the opinion of the applicable Sub-Adviser, less sophisticated than more developed markets in terms of participation by investors, analyst coverage, liquidity and regulation. Funds with maximum percentage limitations on investments in emerging market securities calculate those limitations by defining “emerging market securities” as securities issued by companies located in emerging market countries. For more information about how the Manager or a Sub-Adviser may determine whether an issuer is “located in” a particular country, see “Characteristics and Risks of Securities and Investment Techniques—Location of Issuer.” A Fund with a policy to invest a minimum percentage of its assets in emerging market securities may use a broader measure, for example, by investing in securities of companies that are tied economically to countries with emerging securities markets. For more information about a particular Fund’s measure of such a minimum investment policy, see the Fund’s principal investments and strategies under “Principal Investments and Strategies of Each Fund.”

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in U.S. securities or in developed countries outside the United States. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or the creation of government monopolies. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency or other hedging techniques; companies that are newly organized and/or small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal, custodial and share registration systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion

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of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Location of Issuers	Certain Funds’ policies are determined by reference to whether an issuer is “located in” a particular country or group of countries. In determining whether an issuer is “located in” a particular country for those purposes, the Manager or the applicable Sub-Adviser will consider a number of factors, including but not limited to: (i) whether the issuer’s securities are principally traded in the country’s markets; (ii) where the issuer’s principal offices or operations are located; (iii) where the issuer is headquartered or organized; and (iv) the percentage of the issuer’s revenues derived from goods or services sold or manufactured in the country. The Manager or the applicable Sub-Adviser may also consider other factors in making this determination. No single factor will necessarily be determinative nor must all be present for the Manager or the applicable Sub-Adviser to determine that an issuer is in a particular country.

Foreign Currencies	A Fund that invests directly in foreign (non-U.S.) currencies or in securities that trade in, or receive revenues in, foreign currencies will be subject to currency risk.

Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by supply and demand and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or non-U.S. governments or central banks, or by currency controls or political developments. Currencies in which the Funds’ assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Funds.

Foreign Currency Transactions. The Funds may (but are not required to) enter into forward foreign currency exchange contracts for a variety of purposes, such as hedging against foreign exchange risk arising from a Fund’s investment or anticipated investment in securities denominated in foreign currencies, gaining leverage and increasing exposure to a foreign currency or shift exposure from one foreign currency to another. In addition, these Funds may buy and sell foreign currency futures contracts and options on foreign currencies and foreign currency futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a date and price set at the time of the contract, reduces a Fund’s exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. Certain foreign currency transactions may also be settled in cash rather than the actual delivery of the relevant currency. The effect on the value of a Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. The Funds may also use a basket of currencies to hedge against adverse changes in the value of another currency or basket of currencies or to increase the exposure to such currencies. Contracts to sell foreign currency would limit any potential gain which might be realized by a Fund if the value of the hedged currency increases. A Fund may enter into these contracts to hedge against foreign exchange risk arising from the Fund’s investment or anticipated investment in securities denominated in foreign currencies or to increase exposure to a currency or to shift exposure of currency fluctuations from one currency to another. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in such transactions at any given time or from time to time. Also, any such transactions may not be successful and may eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies. In addition, to the extent that it engages in foreign currency transactions, a Fund will be subject to the additional risk that the relative value of currencies will be different than anticipated by the Fund’s portfolio manager(s).

Derivatives	Unless otherwise stated in the Fund Summaries or under “Principal Investments and Strategies of Each Fund,” the Funds may, but are not required to, use a number of derivative instruments. Derivatives may be used for a variety of reasons, including for risk management, for leverage and to indirectly gain exposure to other types of investments. For example, a Fund may use derivative instruments (such as securities swaps) to indirectly participate in the securities market of a country from which a Fund would otherwise be precluded for lack of an established securities custody and safekeeping system or for other reasons. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to, among other things, stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. A Sub-Adviser may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by a Fund will succeed. In addition, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Examples of derivative instruments that the Funds may buy, sell or otherwise utilize (unless otherwise stated in the Fund Summaries or under “Principal Investments and Strategies of Each Fund”) include, among others, option contracts, futures contracts, options on futures contracts, forward contracts, warrants and swap

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agreements, including swap agreements with respect to securities indexes. The Funds that may use derivatives may purchase and sell (write) call and put options on securities, securities indexes and foreign currencies; and may also purchase and sell futures contracts and options thereon with respect to securities, securities indexes, interest rates and foreign currencies. A description of these and other derivative instruments that the Funds may use are described under “Investment Objectives and Policies” in the Statement of Additional Information.

A Fund’s use of derivative instruments involves risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments, and the use of certain derivatives may subject a Fund to the potential for unlimited loss. A description of various risks associated with particular derivative instruments is included in “Investment Objectives and Policies” in the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Funds.

Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

Credit Risk. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a “counterparty”) to make required payments or otherwise comply with the contract’s terms. To the extent a Fund has significant exposure to a single or small group of counterparties, this risk will be particularly pronounced.

Liquidity Risk. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Leveraging Risk. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a Fund uses derivatives for leverage, investments in that Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each Fund will segregate assets determined to be liquid by the Manager or a Sub-Adviser in accordance with procedures approved by the Board of Trustees (or, as permitted by applicable law, enter into certain offsetting positions) to cover its obligations under derivative instruments. Leveraging risk may be especially applicable to Funds that may write uncovered (or “naked”) options.

Lack of Availability. Because the markets for certain derivative instruments (including markets located in non-U.S. countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, a portfolio manager of a Fund may wish to retain the Fund’s position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other suitable counterparty can be found. There is no assurance that a Fund will engage in derivatives transactions at any time or from time to time. A Fund’s ability to use derivatives may also be limited by certain regulatory and tax considerations.

Market and Other Risks. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest. If a Sub-Adviser incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or result in losses by offsetting favorable price movements in other Fund investments. A Fund may also have to buy or sell a security at a disadvantageous time or price because the Fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. There are significant differences between the securities and derivatives markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve the intended result. In addition, a Fund’s use of derivatives may accelerate and/or increase the amount of taxes payable by shareholders. Derivative instruments are also subject to the risk of

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ambiguous documentation. A decision as to whether, when and how to use derivatives involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. In addition, derivatives strategies that are successful under certain market conditions may be less successful or unsuccessful under other market conditions.

From time to time, a Fund may use participatory notes (“P-Notes”) to gain exposure to issuers in certain countries. P-Notes are a type of equity-linked derivative that generally are traded over-the-counter and constitute general unsecured contractual obligations of the banks or broker-dealers that issue them. Generally, banks and broker-dealers associated with non-U.S.-based brokerage firms buy securities listed on certain foreign exchanges and then issue P-Notes which are designed to replicate the performance of certain issuers and markets. The performance results of P-Notes will not replicate exactly the performance of the issuers or markets that the notes seek to replicate due to transaction costs and other expenses. The return on a P-Note that is linked to a particular underlying security generally is increased to the extent of any dividends paid in connection with the underlying security. However, the holder of a P-Note typically does not receive voting or other rights as it would if it directly owned the underlying security, and P-Notes present similar risks to investing directly in the underlying security. Additionally, P-Notes entail the same risks as other over-the-counter derivatives. These include the risk that the counterparty or issuer of the P-Note may not be able to fulfill its obligations, that the holder and counterparty or issuer may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected. Additionally, while P-Notes may be listed on an exchange, there is no guarantee that a liquid market will exist or that the counterparty or issuer of a P-Note will be willing to repurchase such instrument when a Fund wishes to sell it.

Equity-Related Instruments	Equity-related instruments are securities and other instruments, including derivatives such as equity-linked securities, whose investment results are intended to correspond generally to the performance of one or more specified equity securities or of a specified equity index or analogous “basket” of equity securities. See “Common Stocks and Other Equity Securities” above. To the extent that a Fund invests in equity-related instruments whose return corresponds to the performance of a non-U.S. securities index or one or more non-U.S. equity securities, investing in such equity-related instruments will involve risks similar to the risks of investing in non-U.S. securities. See “Non-U.S. Securities” above. In addition, a Fund bears the risk that the issuer of an equity-related instrument may default on its obligations under the instrument. Equity-related instruments are often used for many of the same purposes as, and share many of the same risks with, other derivative instruments. See “Derivatives” above. Equity-related instruments may be considered illiquid and thus subject to a Fund’s restrictions on investments in illiquid securities.

Defensive Strategies	In response to unfavorable market and other conditions, the Funds may deviate from their principal strategies by making temporary investments of some or all of their assets in high-quality fixed income securities, cash and cash equivalents. The Funds may not achieve their investment objectives when they do so. Each of the Funds may maintain a portion of their assets in high-quality fixed income securities, cash and cash equivalents to pay Fund expenses and to meet redemption requests.

Fixed Income Securities	As used in this Prospectus, the term “fixed income securities” includes, without limitation: securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises (“U.S. Government Securities”); corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper; mortgage-backed and other asset-backed securities; inflation-indexed bonds issued both by governments and corporations; structured notes, including hybrid or “indexed” securities and event-linked bonds; loan participations and assignments; delayed funding loans and revolving credit facilities; bank certificates of deposit, fixed time deposits and bankers’ acceptances; repurchase agreements and reverse repurchase agreements; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and obligations of international agencies or supranational entities. Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. Investments in U.S. Government securities and other government securities remain subject to the risks associated with downside or default. Unless otherwise stated in the Fund Summaries or under “Principal Investments and Strategies of Each Fund,” the Funds may invest in derivatives based on fixed income securities. Although most of the Funds focus on equity and related investments, the Funds may also have significant investment exposure to fixed income securities through investments of cash collateral from loans of portfolio securities.

Fixed income securities are obligations of the issuer to make payments of principal and/or interest on future dates. Fixed income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to factors such as interest rate

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sensitivity, market perception of the creditworthiness of the issuer and general market conditions. As interest rates rise, the value of fixed income securities can be expected to decline. Fixed income securities with longer “durations” (a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to interest rate movements than those with shorter durations. Similarly, a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. By way of example, the price of a bond fund with a duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point. The timing of purchase and sale transactions in debt obligations may result in capital appreciation or depreciation because the value of debt obligations varies inversely with prevailing interest rates.

Senior and Other Bank Loans	The Funds may invest in fixed- and floating-rate loans issued by banks (including, among others, Senior Loans, delayed funding loans and revolving credit facilities). Loan interests may take the form of direct interests acquired during a primary distribution and may also take the form of assignments of, novations of or participations in a bank loan acquired in secondary markets.

As noted, the Funds may purchase “assignments” of bank loans from lenders. The purchaser of an assignment typically succeeds to all the rights and obligations under the loan agreement with the same rights and obligations as the assigning lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.

The Funds may also invest in “participations” in bank loans. Participations by the Funds in a lender’s portion of a bank loan typically will result in the Funds having a contractual relationship only with such lender, not with the borrower. As a result, the Funds may have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by such lender of such payments from the borrower. In connection with purchasing participations, the Funds generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights with respect to any funds acquired by other lenders through set-off against the borrower, and the Funds may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, the Funds may assume the credit risk of both the borrower and the lender selling the participation.

The Senior Loans in which the Funds may invest typically pay interest at rates that are re-determined periodically on the basis of a floating base lending rate (such as the LIBOR Rate) plus a premium. Although Senior Loans are typically of below investment grade quality (i.e., high yield securities), they tend to have more favorable recovery rates than other types of below investment grade quality debt obligations. Senior Loans generally (but not always) hold the most senior position in the capital structure of a borrower and are often secured with collateral. A Senior Loan is typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a lending syndicate of financial institutions (“Lenders”). The Agent typically administers and enforces the Senior Loan on behalf of the other Lenders in the syndicate. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Lenders. A financial institution’s employment as an Agent might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor Agent would generally be appointed to replace the terminated Agent, and assets held by the Agent under the loan agreement would likely remain available to holders of such indebtedness. However, if assets held by the Agent for the benefit of the Funds were determined to be subject to the claims of the Agent’s general creditors, the Funds might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or government agency) similar risks may arise.

Purchasers of Senior Loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate or other borrower for payment of principal and interest. If the Funds do not receive scheduled interest or principal payments on such indebtedness, the net asset value, market price and/or yield of the common shares could be adversely affected. Senior Loans that are fully secured may offer the Funds more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of any collateral from a secured Senior Loan would satisfy the borrower’s obligation, or that such collateral could be liquidated. Also, the Funds may invest in Senior Loans that are unsecured.

Senior Loans and interests in other bank loans may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Sub-Adviser believes to be a fair price.

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Senior Loans usually require, in addition to scheduled payments of interest and principal, the prepayment of the Senior Loan from free cash flow. The degree to which borrowers prepay Senior Loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among lenders, among others. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Funds derives interest income will be reduced. However, the Funds may receive both a prepayment penalty fee from the prepaying borrower and a facility fee upon the purchase of a new Senior Loan with the proceeds from the prepayment of the former. The effect of prepayments on a Fund’s performance may be mitigated by the receipt of prepayment fees and the Fund’s ability to reinvest prepayments in other Senior Loans that have similar or identical yields.

Corporate Debt Securities	Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to factors such as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities or durations tend to be more sensitive to interest rate movements than those with shorter maturities.

High Yield Securities	Securities rated lower than Baa by Moody’s Investors Service, Inc. (“Moody’s”) or lower than BBB by Standard & Poor’s Rating Services (“S&P”) or Fitch, Inc. (“Fitch”), or unrated securities deemed by a Sub-Adviser to be of comparable quality, are sometimes referred to as “high yield securities” or “junk bonds.” Investing in these securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, these securities may be subject to greater levels of interest rate, credit and liquidity risk, may entail greater potential price volatility and may be less liquid than higher-rated securities. These securities may be regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities. Fixed income securities rated in the lowest investment grade categories by a rating agency may also possess speculative characteristics. If securities are in default with respect to the payment of interest or the repayment on principal, or present an imminent risk of default with respect to such payments, the issuer of such securities may fail to resume principal or interest payments, in which case a Fund may lose its entire investment.

Credit Ratings and Unrated Securities	A Fund may invest in securities based on their credit ratings assigned by rating agencies such as Moody’s, S&P and Fitch. Moody’s, S&P, Fitch and other rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. An Appendix to the Funds’ Statement of Additional Information describes the various ratings assigned to fixed income securities by Moody’s, S&P and Fitch. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risk. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. A Fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. The Sub-Advisers do not rely solely on credit ratings, and may develop their own analyses of issuer credit quality.

The Funds may purchase unrated securities (which are not rated by a rating agency) if the applicable Sub-Adviser determines that the security is of comparable quality to a rated security that the Funds may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the Sub-Advisers may not accurately evaluate the security’s comparative credit rating. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality fixed income securities. In the event a Fund invests a significant portion of assets in high yield securities and/or unrated securities, the Fund’s success in achieving its investment objective may depend more heavily on the Sub-Advisers’ creditworthiness analysis than if the Fund invested exclusively in higher-quality and rated securities.

Rule 144A Securities	Rule 144A securities are securities that have not been registered for public sale, but that are eligible for purchase and sale pursuant to Rule 144A under the Securities Act of 1933 (the “Securities Act”). Rule 144A permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities that have not been registered for sale under the Securities Act. Rule 144A securities may be deemed illiquid and thus may be subject to each Fund’s limitation to invest not more than 15% of its net assets in securities which are illiquid at the time of investment, although the Funds may determine that certain Rule 144A securities are liquid in accordance with procedures adopted by the Board of Trustees. See “Illiquid Securities” below.

Variable and Floating Rate Securities	Variable- and floating-rate securities provide for a periodic adjustment in the interest rate paid on the obligations. If a Fund invests in floating-rate debt instruments (“floaters”) or engages in credit-spread trades, it may gain a

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certain degree of protection against rises in interest rates, but will participate in any declines in interest rates as well. This is because variable- and floating-rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating-rate securities will not generally increase in value if interest rates decline. The Funds may also invest in inverse floating-rate debt instruments (“inverse floaters”). An inverse floater may exhibit greater price volatility than a fixed-rate obligation of similar credit quality. When a Fund holds variable- or floating-rate securities, a decrease (or, in the case of inverse floating-rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value of the Fund’s shares. Certain of a Fund’s investments, including variable- and floating-rate securities, may require the Fund to accrue and distribute income not yet received. As a result, in order to generate cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it would otherwise have continued to hold.

Convertible Securities	Convertible securities are generally bonds, debentures, notes, preferred stocks, “synthetic” convertibles and other securities or investments that may be converted or exchanged (by the holder or issuer) into equity securities of the issuer (or cash or securities of equivalent value). The price of a convertible security will normally vary in some proportion to changes in the price of the underlying equity security because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security may be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock or sell it to a third party. A convertible security will normally also provide income and is subject to interest rate risk. Convertible securities may be lower-rated or high-yield securities subject to greater levels of credit risk, and may also be less liquid than non-convertible debt securities. While convertible securities generally offer lower interest or dividend yields than non-convertible fixed income securities of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases. However, a convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than the convertible security’s “conversion price.” The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. Depending upon the relationship of the conversion price to the market value of the underlying security, a convertible security may trade more like an equity security than a debt instrument. Also, a Fund may be forced to convert a security before it would otherwise choose, which may decrease the Fund’s return.

Synthetic Convertible Securities. “Synthetic” convertible securities are selected based on the similarity of their economic characteristics to those of a traditional convertible security due to the combination of separate securities that possess the two principal characteristics of a traditional convertible security (i.e., an income producing component and a right to acquire an equity security). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments while the convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. Synthetic securities may also be created by third parties, typically investment banks or other financial institutions. Unlike a traditional convertible security, which is a single security having a unitary market value, a synthetic convertible consists of two or more separate securities, each with its own market value, and has risks associated with derivative instruments. See “Derivatives.”

Loans of Portfolio Securities	For the purpose of achieving income, each Fund may lend its portfolio securities to brokers, dealers and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Each Fund may (but is not required to) lend portfolio securities representing up to 33 1/3% of its total assets, and many Underlying Funds lend securities to a similar degree. Collateral received from loans of portfolio securities can therefore represent a substantial portion of a Fund’s assets. The Funds do not currently have a program in place pursuant to which they could lend portfolio securities. However, they may establish such a program in the future. Please see “Investment Objectives and Policies—Securities Loans” in the Statement of Additional Information for details.

Short Sales	Each Fund may make use of short sales for investment and risk management purposes, including when a Sub-Adviser anticipates that the market price of securities will decline or will underperform relative to other securities held in the Fund’s portfolio. Short sales are transactions in which a Fund sells a security or other instrument (such as an option, forward, futures contract or other derivatives contract) that it does not own.

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Alternatively or in combination with direct short sales, the Fund may utilize derivative instruments, such as futures on indices or swaps on individual securities, in order to achieve the desired level of short exposure for the portfolio. When a Fund engages in a short sale on a security, it must borrow the security sold short and deliver it to the counterparty. A Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividends or interest that accrues on the security during the period of the loan. The amount of any gain from a short sale will be reduced, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund pays in connection with the short sale. Until a short position is closed out, the net proceeds of the short sale will be retained by the lending broker to the extent necessary to meet margin requirements, together with any additional assets the broker requires as collateral. A Fund is also required to designate, on its books or the books of its custodian, liquid assets (less any additional collateral held by the broker) to cover the short sale obligation, marked-to-market daily. Depending on the arrangements made with the broker or custodian, a Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker.

Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if a Fund holds in its portfolio or has the right to acquire the security sold short at no additional cost. A Fund may engage in short sales that are not “against the box,” which involve additional risks. A Fund’s loss on a short sale could theoretically be unlimited in a case where the Fund is unable, for whatever reason, to close out its short position. A Fund’s use of short sales in combination with long positions in its portfolio in an attempt to improve performance may not be successful and may result in greater losses or lower positive returns than if the Fund held only long positions. It is possible that a Fund’s long equity positions will decline in value at the same time that the value of the securities underlying its short positions increase, thereby increasing potential losses to the Fund. In addition, a Fund’s short selling strategies may limit its ability to fully benefit from increases in the equity markets. Short selling also involves a form of financial leverage that may exaggerate any losses realized by Funds that utilize short sales. See “Summary of Principal Risks—Leveraging Risk.” Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to a Fund. See “Summary of Principal Risks—Credit and Counterparty Risk”. The SEC and other (including non-U.S.) regulatory authorities have imposed, and may in the future impose, restrictions on short selling, either on a temporary or permanent basis, which may include placing limitations on specific companies and/or industries with respect to which a Fund may enter into short positions. Any such restrictions may hinder a Fund in, or prevent it from, fully implementing its investment strategies, and may negatively affect performance.

In certain market and regulatory environments, a Fund may seek to obtain some or all of its short exposure by using derivative instruments on indices or individual securities, instead of engaging directly in short sales on individual securities. Such environments may include instances of regulatory restrictions as described above. It may also include periods when prime brokers or other counterparties are unable or unwilling to support the Fund’s short-selling of individual securities on adequate terms. Following recent economic developments, including significant turbulence in the credit markets and the financial sector, counterparties that provide prime brokerage services in support of short selling have significantly curtailed their prime brokerage relationships with registered mutual funds. Consequently, Funds may be unable to engage in short sales of individual securities on traditional terms. They may instead seek all of their short exposure through derivatives. To the extent a Fund achieves short exposure by using derivative instruments, it will be subject to many of the foregoing risks, as well as to those described under “Derivatives” above. See “Investment Objectives and Policies—Short Sales” in the Statement of Additional Information for more detail.

When-Issued, Delayed Delivery and Forward Commitment Transactions	Each Fund may purchase securities which it is eligible to purchase on a when-issued basis, may purchase and sell such securities for delayed delivery and may make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that the Fund’s other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase a Fund’s overall investment exposure. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although a Fund may earn income on securities it has segregated to cover these positions.

Repurchase Agreements	Each Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer that agrees to repurchase the security at the Fund’s cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days are considered illiquid securities.

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Reverse Repurchase Agreements and Other Borrowings	Each Fund may enter into reverse repurchase agreements and dollar rolls, subject to a Fund’s limitations on borrowings. A reverse repurchase agreement involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price. A dollar roll is similar except that the counterparty is not obligated to return the same securities as those originally sold by the Fund but only securities that are “substantially identical.” Reverse repurchase agreements and dollar rolls may be considered forms of borrowing for some purposes. A Fund will segregate assets determined to be liquid by the Manager or a Sub-Adviser in accordance with procedures approved by the Board of Trustees to cover its obligations under reverse repurchase agreements, dollar rolls and other borrowings.

Each Fund also may borrow money to the extent permitted under the 1940 Act, subject to any policies of the Fund currently described in this Prospectus or in the Statement of Additional Information.

In addition, to the extent permitted by and subject to applicable law or SEC exemptive relief, the Funds may make short-term borrowings from investment companies (including money market mutual funds) advised or subadvised by the Manager or its affiliates.

Reverse repurchase agreements, dollar rolls and other forms of borrowings will create leveraging risk for a Fund. See “Summary of Principal Risks—Leveraging Risk.”

Illiquid Securities	Each Fund may invest in illiquid securities so long as not more than 15% of the value of the Fund’s net assets (taken at market value at the time of investment) would be invested in such securities. Certain illiquid securities may require pricing using fair valuation procedures approved by the Board of Trustees. A Sub-Adviser may be subject to significant delays in disposing of illiquid securities held by the Fund, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Please see “Investment Objectives and Policies” in the Statement of Additional Information for a listing of various securities that are generally considered to be illiquid for these purposes. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

REITs and Real Estate-Related Investments	The Funds may invest in real estate-related investments, such as securities of real estate-related companies, real estate investment trusts (REITs), real estate operating companies (REOCs) and related instruments and derivatives. REITs are entities that primarily invest in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs generally invest a majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs generally invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.

To the extent that a Fund invests in real estate-related investments, such as securities of real estate-related companies, REITs, REOCs and related instruments and derivatives, it will be subject to the risks associated with owning real estate and with the real estate industry generally. These include difficulties in valuing and disposing of real estate, the possibility of declines in the value of real estate, risks related to general and local economic conditions, the possibility of adverse changes in the climate for real estate, environmental liability risks, the risk of increases in property taxes and operating expenses, possible adverse changes in zoning laws, the risk of casualty or condemnation losses, limitations on rents, the possibility of adverse changes in interest rates and credit markets and the possibility of borrowers paying off mortgages sooner than expected, which may lead to reinvestment of assets at lower prevailing interest rates. The value of investments in the real estate sector also may be affected by macroeconomic developments, and social economic trends. A Fund investing in REITs and/or REOCs is also subject to the risk that a REIT or REOC will default on its obligations or go bankrupt. As with any investment in real estate, the performance of a REIT or REOC will also depend on factors specific to that instrument, such as the company’s ability to find tenants for its properties, to renew leases, to finance property purchases and renovations, and the skill of the management of such REIT or REOC. To the extent a REIT or REOC is not diversified, it is subject to the risk of financing or investing in a single or a limited number of projects. By investing in REITs and/or ROECs indirectly through a Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of such REITs and REOCs. A Fund’s investments in REITs could cause the Fund to recognize income in excess of cash received from those securities and, as a result, the Fund may be required to sell portfolio securities, including when it is not advantageous to do so, in order to make required distributions.

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Investment in Other Investment Companies	Each Fund may invest in other investment companies, including exchange-traded funds (ETFs). Please see “Investment Objectives and Policies” in the Statement of Additional Information for more detailed information. As a shareholder of another investment company, a Fund may indirectly bear service and other fees which are in addition to the fees the Fund pays its service providers. To the extent the estimated fees and expenses of a Fund attributable to investment in other investment companies, or in companies that rely on certain exemptions from the definition of that term, exceed 0.01% of the Fund’s average net assets (without taking into account expenses from investing cash collateral for securities loans), those amounts are reflected in the Fund’s expense table in the Fund Summary under the heading “Acquired Fund Fees and Expenses.” Acquired Fund Fees and Expenses do not include expenses associated with investments in the securities of unaffiliated investment companies unless those companies hold themselves out to be investment companies. To the extent permitted by and subject to applicable law or SEC exemptive relief, the Funds may invest in shares of investment companies (including money market mutual funds) advised or subadvised by the Manager or its affiliates.

Portfolio Turnover	The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective and principal investment strategies, particularly during periods of volatile market movements. The portfolio turnover rate of a Fund employing a written call option strategy or similar strategy may increase to the extent that the Fund is required to sell portfolio securities to satisfy obligations under such a strategy. Higher portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are taxed as ordinary income when distributed to individual shareholders) and may adversely impact a Fund’s after-tax returns. The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. Funds that change Sub-Advisers and/or investment objectives and policies or that engage in reorganization transactions with other funds may experience substantially increased portfolio turnover due to the differences between the Funds’ previous and current investment objectives and policies and portfolio management strategies. During the most recently completed fiscal year, certain of the Funds had a portfolio turnover rate in excess of 100% as noted in the Fund Summary of each such Fund. These and other Funds may have portfolio turnover rates in excess of 100% in the current fiscal year or in future periods.

Changes in Investment Objectives and Policies	The investment objective of each of the Funds is not fundamental and may be changed by the Board of Trustees without shareholder approval. Unless otherwise stated in the Statement of Additional Information, all investment policies of the Funds may be changed by the Board of Trustees without shareholder approval. In addition, each Fund may be subject to additional restrictions on their ability to utilize certain investments or investment techniques described herein or in the Statement of Additional Information. These additional restrictions may be changed with the consent of the Board of Trustees but without approval by or notice to shareholders. Each of the AllianzGI Best Styles Global Equity, AllianzGI China Equity, AllianzGI Convertible, AllianzGI Disciplined Equity, AllianzGI Dynamic Emerging Multi-Asset, AllianzGI Global Water, AllianzGI High Yield Bond, AllianzGI Micro Cap, AllianzGI NFJ Emerging Markets Value, AllianzGI NFJ Global Dividend Value, AllianzGI Ultra Micro Cap, AllianzGI U.S. Emerging Growth and AllianzGI U.S. Equity Hedged Funds has adopted an 80% investment policy under Rule 35d-1 under the Investment Company Act of 1940 (which policy is set forth in the Statement of Additional Information) and will not change such policy as it is stated in each Fund’s respective Fund Summary unless such Fund provides shareholders with the notice required by Rule 35d-1, as it may be amended or interpreted by the SEC from time to time. If there is a change in a Fund’s investment objective or policies, including a change approved by shareholder vote, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs.

New and Smaller-Sized Funds	In addition to the risks described under “Summary of Principal Risks” above and in this section, to the extent a Fund is recently formed, it would have limited performance history, or even none at all, for investors to evaluate. Also, it is possible that newer Funds and smaller-sized Funds (including Funds that have lost significant assets through market declines or redemptions) may invest in securities offered in initial public offerings and other types of transactions (such as private placements) which, because of the Funds’ size, have a disproportionate impact on the Funds’ performance results. The Funds would not necessarily have achieved the same performance results if their aggregate net assets had been greater.

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Capitalization Criteria, Percentage Investment Limitations and Alternative Means of Gaining Exposure	Unless otherwise stated, all market capitalization criteria and percentage limitations on Fund investments listed in this Prospectus will apply at the time of investment. A Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment. Unless otherwise indicated, references to assets in the percentage limitations on the Funds’ investments refer to total assets. Unless otherwise stated, if a Fund is described as investing in a particular type of security or other instrument, either generally or subject to a minimum investment percentage, the Fund may make such investments either directly or by gaining exposure through indirect means, such as depositary receipts, derivatives, placement warrants or other structured products. Such exposure may be achieved through a combination of multiple instruments or through a combination of one or more investment instruments and cash or cash equivalents.

Other Investments and Techniques	The Funds may invest in other types of securities and use a variety of investment techniques and strategies which are not described in this Prospectus. These securities and techniques may subject the Funds to additional risks. The Funds may use Grassrootssm Research in addition to their traditional research activities. Grassrootssm Research is a division of AllianzGI U.S. Research data, used to generate recommendations, is received from reporters and field force investigators who work as independent contractors for broker-dealers. These broker-dealers supply research to AllianzGI U.S. and certain of its affiliates that is paid for by commissions generated by orders executed on behalf of AllianzGI U.S.’s clients, including the Funds. Please see the Statement of Additional Information for additional information about the securities and investment techniques described in this Prospectus and about additional securities and techniques that may be used by the Funds.

Certain Affiliations	Absent an exemption from the SEC or other regulatory relief, the Funds are generally precluded from effecting certain principal transactions with brokers that are deemed to be affiliated persons of the Funds, the Manager or a Sub-Adviser. The Funds’ ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions. These restrictions could limit the Funds’ ability to engage in securities transactions and take advantage of market opportunities.

Prospectus	247

Financial Highlights

The financial highlights tables below are intended to help you understand the financial performance of each class of shares of each Fund for the past 5 years or, if the class is less than 5 years old, since the class of shares was first offered. Certain classes of shares of the Funds are offered in a different prospectus. The AllianzGI Best Styles Global Equity Fund, AllianzGI Dynamic Emerging Multi-Asset Fund, AllianzGI Global Fundamental Strategy Fund, AllianzGI Multi-Asset Real Return Fund, AllianzGI NFJ Emerging Markets Value Fund, AllianzGI Structured Alpha Fund and AllianzGI U.S. Equity Hedged Fund recently commenced operations and as a result financial highlights are not available for these Funds; financial statements for these Funds are not included in the Trust’s shareholder reports for the periods shown.

Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a particular class of shares of a Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund’s financial statements, are included in the Trust’s annual reports to shareholders. The Trust’s annual and semi-annual reports are incorporated by reference in the Statement of Additional Information and are available free of charge upon request from the Distributor.

	Net Asset		Net Realized		Dividends	Distributions
	Value,		and Change	Total from	from Net	from Net
	Beginning	Net Investment	in Unrealized	Investment	Investment	Realized Capital
For a share outstanding for the period ended:	of Period	Income (a)	Gain (Loss)	Operations	Income	Gains

AllianzGI Retirement 2015:
Class A
11/30/2012	$18.86	$0.48	$1.27	$1.75	$(0.70)	$(0.39)

11/30/2011	19.28	0.38	0.23	0.61	(0.74)	(0.29)

11/30/2010	18.38	0.48	1.22	1.70	(0.68)	(0.12)

12/29/2008* – 11/30/2009	15.00	0.53	2.85	3.38	—	—

Class C
11/30/2012	$18.53	$0.35	$1.24	$1.59	$(0.58)	$(0.39)

11/30/2011	19.09	0.31	0.14	0.45	(0.72)	(0.29)

11/30/2010	18.25	0.36	1.19	1.55	(0.59)	(0.12)

12/29/2008* – 11/30/2009	15.00	0.40	2.85	3.25	—	—

Class D
11/30/2012	$18.87	$0.41	$1.34	$1.75	$(0.71)	$(0.39)

11/30/2011	19.30	0.58	—	0.58	(0.72)	(0.29)

11/30/2010	18.40	0.52	1.18	1.70	(0.68)	(0.12)

12/29/2008* – 11/30/2009	15.00	0.53	2.87	3.40	—	—

Class R
11/30/2012	$18.85	$0.19	$1.51	$1.70	$(0.66)	$(0.39)

11/30/2011	19.27	0.55	—	0.55	(0.68)	(0.29)

11/30/2010	18.35	0.53	1.13	1.66	(0.62)	(0.12)

12/29/2008* – 11/30/2009	15.00	0.47	2.88	3.35	—	—

Class P
11/30/2012	$18.97	$0.34	$1.49	$1.83	$(0.75)	$(0.39)

11/30/2011	19.37	0.65	(0.01)	0.64	(0.75)	(0.29)

11/30/2010	18.43	0.61	1.13	1.74	(0.68)	(0.12)

12/29/2008* – 11/30/2009	15.00	0.53	2.90	3.43	—	—

Class R6
11/30/2012	$18.99	$0.54	$1.31	$1.85	$(0.77)	$(0.39)

11/30/2011	19.39	0.66	—	0.66	(0.77)	(0.29)

11/30/2010	18.45	0.61	1.14	1.75	(0.69)	(0.12)

12/29/2008* – 11/30/2009	15.00	0.55	2.90	3.45	—	—

Administrative Class
11/30/2012	$18.94	$0.48	$1.29	$1.77	$(0.72)	$(0.39)

11/30/2011	19.34	0.61	—	0.61	(0.72)	(0.29)

11/30/2010	18.40	0.58	1.14	1.72	(0.66)	(0.12)

12/29/2008* – 11/30/2009	15.00	0.51	2.89	3.40	—	—

*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Income dividends and capital gain distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.
(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized.

248	Allianz Multi-Strategy Funds

				Ratio of		Ratio of
				Expenses to		Expenses to		Ratio of Net
				Average Net		Average Net		Investment
Total	Net Asset		Net Assets,	Assets with		Assets without		Income
Dividends and	Value, End		End of Period	Fee Waiver/		Fee Waiver/		to Average		Portfolio
Distributions	of Period	Total Return (b)	(000s)	Reimbursement (c)		Reimbursement (c)		Net Assets (c)		Turnover Rate

$(1.09)	$19.52	9.88%	$1,798	0.40%		0.60%		2.57%		70%

(1.03)	18.86	3.27	1,564	0.47		2.06		2.03		108

(0.80)	19.28	9.67	229	0.50		5.47		2.62		24

—	18.38	22.53	78	0.50	(d)	9.98	(d)	3.36	(d)	21

$(0.97)	$19.15	9.08%	$2,049	1.15%		1.35%		1.91%		70%

(1.01)	18.53	2.44	2,347	1.22		2.66		1.65		108

(0.71)	19.09	8.88	305	1.25		7.23		1.99		24

—	18.25	21.67	71	1.25	(d)	8.61	(d)	2.61	(d)	21

$(1.10)	$19.52	9.82%	$1,290	0.50%		0.60%		2.19%		70%

(1.01)	18.87	3.20	251	0.50		2.22		3.07		108

(0.80)	19.30	9.62	204	0.50		5.74		2.84		24

—	18.40	22.67	91	0.50	(d)	8.84	(d)	3.36	(d)	21

$(1.05)	$19.50	9.50%	$469	0.75%		0.85%		1.01%		70%

(0.97)	18.85	2.94	14	0.75		2.46		2.91		108

(0.74)	19.27	9.43	13	0.75		5.77		2.87		24

—	18.35	22.33	12	0.75	(d)	7.76	(d)	3.11	(d)	21

$(1.14)	$19.66	10.27%	$3,845	0.10%		0.20%		1.78%		70%

(1.04)	18.97	3.44	14	0.25		2.00		3.41		108

(0.80)	19.37	9.88	14	0.30		5.38		3.32		24

—	18.43	22.87	12	0.30	(d)	6.52	(d)	3.56	(d)	21

$(1.16)	$19.68	10.31%	$8,243	—%		0.15%		2.84%		70%

(1.06)	18.99	3.53	5,885	0.15		1.90		3.48		108

(0.81)	19.39	10.02	5,553	0.20		5.26		3.32		24

—	18.45	23.00	4,306	0.20	(d)	6.42	(d)	3.66	(d)	21

$(1.11)	$19.60	9.97%	$15	0.35%		0.45%		2.57%		70%

(1.01)	18.94	3.23	14	0.42		2.17		3.23		108

(0.78)	19.34	9.75	13	0.45		5.54		3.17		24

—	18.40	22.67	12	0.45	(d)	6.67	(d)	3.41	(d)	21

Prospectus	249

Financial Highlights (continued)

	Net Asset		Net Realized		Dividends	Distributions
	Value,		and Change	Total from	from Net	from Net
	Beginning	Net Investment	in Unrealized	Investment	Investment	Realized Capital
For a share outstanding for the period ended:	of Period	Income (a)	Gain (Loss)	Operations	Income	Gains

AllianzGI Retirement 2020:
Class A
11/30/2012	$18.82	$0.44	$1.34	$1.78	$(0.70)	$(0.75)

11/30/2011	19.43	0.49	0.04	0.53	(0.83)	(0.31)

11/30/2010	18.58	0.52	1.18	1.70	(0.66)	(0.19)

12/29/2008* – 11/30/2009	15.00	0.53	3.05	3.58	—	—

Class C
11/30/2012	$18.53	$0.37	$1.23	$1.60	$(0.60)	$(0.75)

11/30/2011	19.21	0.30	0.09	0.39	(0.76)	(0.31)

11/30/2010	18.46	0.32	1.22	1.54	(0.60)	(0.19)

12/29/2008* – 11/30/2009	15.00	0.40	3.06	3.46	—	—

Class D
11/30/2012	$18.84	$0.39	$1.36	$1.75	$(0.68)	$(0.75)

11/30/2011	19.43	0.72	(0.19)	0.53	(0.81)	(0.31)

11/30/2010	18.59	0.52	1.17	1.69	(0.66)	(0.19)

12/29/2008* – 11/30/2009	15.00	0.53	3.06	3.59	—	—

Class R
11/30/2012	$18.81	$0.18	$1.54	$1.72	$(0.64)	$(0.75)

11/30/2011	19.40	0.53	(0.05)	0.48	(0.76)	(0.31)

11/30/2010	18.55	0.55	1.09	1.64	(0.60)	(0.19)

12/29/2008* – 11/30/2009	15.00	0.47	3.08	3.55	—	—

Class P
11/30/2012	$18.94	$0.37	$1.47	$1.84	$(0.73)	$(0.75)

11/30/2011	19.51	0.42	0.16	0.58	(0.84)	(0.31)

11/30/2010	18.62	0.64	1.10	1.74	(0.66)	(0.19)

12/29/2008* – 11/30/2009	15.00	0.54	3.08	3.62	—	—

Class R6
11/30/2012	$18.96	$0.55	$1.31	$1.86	$(0.75)	$(0.75)

11/30/2011	19.53	0.64	(0.04)	0.60	(0.86)	(0.31)

11/30/2010	18.64	0.64	1.12	1.76	(0.68)	(0.19)

12/29/2008* – 11/30/2009	15.00	0.55	3.09	3.64	—	—

Administrative Class
11/30/2012	$18.90	$0.51	$1.28	$1.79	$(0.69)	$(0.75)

11/30/2011	19.48	0.59	(0.05)	0.54	(0.81)	(0.31)

11/30/2010	18.60	0.61	1.10	1.71	(0.64)	(0.19)

12/29/2008* – 11/30/2009	15.00	0.52	3.08	3.60	—	—

AllianzGI Retirement 2025:
Class A
12/19/2011* – 11/30/2012	$15.00	$0.34	$1.43	$1.77	$(0.14)	$—

Class R
12/19/2011* – 11/30/2012	$15.00	$0.18	$1.53	$1.71	$(0.14)	$—

Class P
12/19/2011* – 11/30/2012	$15.00	$0.38	$1.44	$1.82	$(0.15)	$—

Class R6
12/19/2011* – 11/30/2012	$15.00	$0.45	$1.38	$1.83	$(0.15)	$—

Administrative Class
12/19/2011* – 11/30/2012	$15.00	$0.41	$1.35	$1.76	$(0.14)	$—

*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Income dividends and capital gain distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.
(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized.

250	Allianz Multi-Strategy Funds

				Ratio of		Ratio of
				Expenses to		Expenses to		Ratio of Net
				Average Net		Average Net		Investment
Total	Net Asset		Net Assets,	Assets with		Assets without		Income
Dividends and	Value, End		End of Period	Fee Waiver/		Fee Waiver/		to Average		Portfolio
Distributions	of Period	Total Return (b)	(000s)	Reimbursement (c)		Reimbursement (c)		Net Assets (c)		Turnover Rate

$(1.45)	$19.15	10.23%	$985	0.38%		0.60%		2.40%		55%

(1.14)	18.82	2.82	351	0.48		2.71		2.56		56

(0.85)	19.43	9.60	154	0.53		6.52		2.79		23

—	18.58	23.87	40	0.53	(d)	10.16	(d)	3.38	(d)	25

$(1.35)	$18.78	9.29%	$364	1.13%		1.35%		2.07%		55%

(1.07)	18.53	2.07	669	1.23		3.40		1.61		56

(0.79)	19.21	8.72	204	1.28		8.05		1.72		23

—	18.46	23.07	30	1.28	(d)	10.57	(d)	2.63	(d)	25

$(1.43)	$19.16	10.02%	$266	0.48%		0.60%		2.12%		55%

(1.12)	18.84	2.85	115	0.52		2.91		3.80		56

(0.85)	19.43	9.54	187	0.53		5.95		2.80		23

—	18.59	23.93	65	0.53	(d)	10.35	(d)	3.38	(d)	25

$(1.39)	$19.14	9.84%	$938	0.73%		0.85%		0.97%		55%

(1.07)	18.81	2.57	14	0.77		3.09		2.77		56

(0.79)	19.40	9.25	13	0.78		6.30		2.99		23

—	18.55	23.67	12	0.78	(d)	8.76	(d)	3.13	(d)	25

$(1.48)	$19.30	10.55%	$5,323	0.08%		0.20%		1.95%		55%

(1.15)	18.94	3.07	42	0.17		1.39		2.24		56

(0.85)	19.51	9.81	14	0.33		5.93		3.44		23

—	18.62	24.13	13	0.33	(d)	6.56	(d)	3.58	(d)	25

$(1.50)	$19.32	10.62%	$7,708	—%		0.15%		2.98%		55%

(1.17)	18.96	3.16	5,157	0.17		2.51		3.34		56

(0.87)	19.53	9.90	4,834	0.23		5.80		3.44		23

—	18.64	24.27	3,654	0.23	(d)	6.46	(d)	3.68	(d)	25

$(1.44)	$19.25	10.20%	$15	0.33%		0.45%		2.73%		55%

(1.12)	18.90	2.87	14	0.44		2.78		3.09		56

(0.83)	19.48	9.63	14	0.48		6.08		3.29		23

—	18.60	24.00	12	0.48	(d)	6.71	(d)	3.43	(d)	25

$(0.14)	$16.63	11.86%	$335	0.38	%(d)	0.60	%(d)	2.22	%(d)	55%

$(0.14)	$16.57	11.51%	$1,284	0.73	%(d)	0.85	%(d)	1.19	%(d)	55%

$(0.15)	$16.67	12.21%	$3,873	0.08	%(d)	0.20	%(d)	2.47	%(d)	55%

$(0.15)	$16.68	12.28%	$5,375	—	%(d)	0.15	%(d)	2.94	%(d)	55%

$(0.14)	$16.62	11.86%	$11	0.33	%(d)	0.45	%(d)	2.72	%(d)	55%

Prospectus	251

Financial Highlights (continued)

	Net Asset		Net Realized		Dividends	Distributions
	Value,		and Change	Total from	from Net	from Net
	Beginning	Net Investment	in Unrealized	Investment	Investment	Realized Capital
For a share outstanding for the period ended:	of Period	Income (a)	Gain (Loss)	Operations	Income	Gains

AllianzGI Retirement 2030:
Class A
11/30/2012	$19.77	$0.29	$1.61	$1.90	$(0.70)	$(1.17)

11/30/2011	20.78	0.50	(0.10)	0.40	(0.85)	(0.56)

11/30/2010	19.36	0.50	1.59	2.09	(0.51)	(0.16)

12/29/2008* – 11/30/2009	15.00	0.41	3.95	4.36	—	—

Class C
11/30/2012	$19.51	$0.43	$1.30	$1.73	$(0.54)	$(1.17)

11/30/2011	20.59	0.37	(0.09)	0.28	(0.80)	(0.56)

11/30/2010	19.28	0.26	1.66	1.92	(0.45)	(0.16)

12/29/2008* – 11/30/2009	15.00	0.28	4.00	4.28	—	—

Class D
11/30/2012	$19.82	$0.52	$1.36	$1.88	$(0.69)	$(1.17)

11/30/2011	20.82	0.53	(0.12)	0.41	(0.85)	(0.56)

11/30/2010	19.40	0.47	1.62	2.09	(0.51)	(0.16)

12/29/2008* – 11/30/2009	15.00	0.41	3.99	4.40	—	—

Class R
11/30/2012	$19.81	$0.18	$1.67	$1.85	$(0.64)	$(1.17)

11/30/2011	20.80	0.52	(0.15)	0.37	(0.80)	(0.56)

11/30/2010	19.37	0.49	1.54	2.03	(0.44)	(0.16)

12/29/2008* – 11/30/2009	15.00	0.34	4.03	4.37	—	—

Class P
11/30/2012	$19.95	$0.41	$1.57	$1.98	$(0.74)	$(1.17)

11/30/2011	20.92	0.58	(0.12)	0.46	(0.87)	(0.56)

11/30/2010	19.45	0.58	1.56	2.14	(0.51)	(0.16)

12/29/2008* – 11/30/2009	15.00	0.41	4.04	4.45	—	—

Class R6
11/30/2012	$19.97	$0.61	$1.38	$1.99	$(0.75)	$(1.17)

11/30/2011	20.94	0.62	(0.14)	0.48	(0.89)	(0.56)

11/30/2010	19.47	0.59	1.56	2.15	(0.52)	(0.16)

12/29/2008* – 11/30/2009	15.00	0.43	4.04	4.47	—	—

Administrative Class
11/30/2012	$19.91	$0.57	$1.35	$1.92	$(0.70)	$(1.17)

11/30/2011	20.88	0.58	(0.14)	0.44	(0.85)	(0.56)

11/30/2010	19.43	0.55	1.54	2.09	(0.48)	(0.16)

12/29/2008* – 11/30/2009	15.00	0.39	4.04	4.43	—	—

AllianzGI Retirement 2035:
Class A
12/19/2011* – 11/30/2012	$15.00	$0.37	$1.74	$2.11	$(0.17)	$—

Class R
12/19/2011* – 11/30/2012	$15.00	$0.16	$1.90	$2.06	$(0.17)	$—

Class P
12/19/2011* – 11/30/2012	$15.00	$0.38	$1.79	$2.17	$(0.18)	$—

Class R6
12/19/2011* – 11/30/2012	$15.00	$0.46	$1.72	$2.18	$(0.18)	$—

Administrative Class
12/19/2011* – 11/30/2012	$15.00	$0.42	$1.69	$2.11	$(0.17)	$—

*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Income dividends and capital gain distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.
(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized.

252	Allianz Multi-Strategy Funds

				Ratio of		Ratio of
				Expenses to		Expenses to		Ratio of Net
				Average Net		Average Net		Investment
Total	Net Asset		Net Assets,	Assets with		Assets without		Income
Dividends and	Value, End		End of Period	Fee Waiver/		Fee Waiver/		to Average		Portfolio
Distributions	of Period	Total Return (b)	(000s)	Reimbursement (c)		Reimbursement (c)		Net Assets (c)		Turnover Rate

$(1.87)	$19.80	10.68%	$10,692	0.29%		0.60%		1.48%		47%

(1.41)	19.77	1.76	460	0.45		2.50		2.43		52

(0.67)	20.78	11.07	286	0.63		5.46		2.57		33

—	19.36	29.07	179	0.63	(d)	9.16	(d)	2.47	(d)	11

$(1.71)	$19.53	9.80%	$605	1.04%		1.35%		2.26%		47%

(1.36)	19.51	1.20	654	1.21		3.34		1.84		52

(0.61)	20.59	10.17	542	1.38		7.39		1.32		33

—	19.28	28.53	78	1.38	(d)	9.74	(d)	1.72	(d)	11

$(1.86)	$19.84	10.48%	$519	0.39%		0.60%		2.69%		47%

(1.41)	19.82	1.89	377	0.48		2.51		2.59		52

(0.67)	20.82	11.04	295	0.63		5.63		2.41		33

—	19.40	29.33	123	0.63	(d)	8.98	(d)	2.47	(d)	11

$(1.81)	$19.85	10.23%	$1,103	0.64%		0.85%		0.95%		47%

(1.36)	19.81	1.66	14	0.74		2.82		2.54		52

(0.60)	20.80	10.73	14	0.88		5.79		2.53		33

—	19.37	29.13	13	0.88	(d)	7.74	(d)	2.22	(d)	11

$(1.91)	$20.02	10.97%	$5,103	—%		0.20%		2.06%		47%

(1.43)	19.95	2.13	19	0.22		2.27		2.84		52

(0.67)	20.92	11.27	14	0.43		5.41		2.97		33

—	19.45	29.67	13	0.43	(d)	6.37	(d)	2.67	(d)	11

$(1.92)	$20.04	11.07%	$9,182	—%		0.15%		3.14%		47%

(1.45)	19.97	2.23	5,813	0.13		2.24		3.04		52

(0.68)	20.94	11.35	5,145	0.33		5.29		3.02		33

—	19.47	29.80	4,163	0.33	(d)	6.27	(d)	2.77	(d)	11

$(1.87)	$19.96	10.60%	$16	0.24%		0.45%		2.95%		47%

(1.41)	19.91	1.99	15	0.41		2.52		2.85		52

(0.64)	20.88	11.04	14	0.58		5.55		2.82		33

—	19.43	29.53	13	0.58	(d)	6.52	(d)	2.52	(d)	11

$(0.17)	$16.94	14.23%	$104	0.30	%(d)	0.60	%(d)	2.36	%(d)	38%

$(0.17)	$16.89	13.88%	$893	0.65	%(d)	0.85	%(d)	1.04	%(d)	38%

$(0.18)	$16.99	14.58%	$4,090	—	%(d)	0.20	%(d)	2.43	%(d)	38%

$(0.18)	$17.00	14.65%	$5,132	—	%(d)	0.15	%(d)	3.00	%(d)	38%

$(0.17)	$16.94	14.23%	$12	0.25	%(d)	0.45	%(d)	2.76	%(d)	38%

Prospectus	253

Financial Highlights (continued)

	Net Asset		Net Realized		Dividends	Distributions
	Value,		and Change	Total from	from Net	from Net
	Beginning	Net Investment	in Unrealized	Investment	Investment	Realized Capital
For a share outstanding for the period ended:	of Period	Income (a)	Gain (Loss)	Operations	Income	Gains

AllianzGI Retirement 2040:
Class A
11/30/2012	$20.22	$0.29	$1.61	$1.90	$(0.69)	$(1.72)

11/30/2011	21.88	0.52	(0.27)	0.25	(0.97)	(0.94)

11/30/2010	20.08	0.73	1.71	2.44	(0.49)	(0.15)

12/29/2008* – 11/30/2009	15.00	0.30	4.78	5.08	—	—

Class C
11/30/2012	$20.07	$0.31	$1.43	$1.74	$(0.56)	$(1.72)

11/30/2011	21.65	0.27	(0.18)	0.09	(0.73)	(0.94)

11/30/2010	19.92	0.57	1.69	2.26	(0.38)	(0.15)

12/29/2008* – 11/30/2009	15.00	0.19	4.73	4.92	—	—

Class D
11/30/2012	$20.16	$0.41	$1.44	$1.85	$(0.68)	$(1.72)

11/30/2011	21.88	0.76	(0.51)	0.25	(1.03)	(0.94)

11/30/2010	20.05	0.52	1.92	2.44	(0.46)	(0.15)

12/29/2008* – 11/30/2009	15.00	0.32	4.73	5.05	—	—

Class R
11/30/2012	$20.16	$0.16	$1.66	$1.82	$(0.63)	$(1.72)

11/30/2011	21.85	0.56	(0.36)	0.20	(0.95)	(0.94)

11/30/2010	20.03	0.59	1.80	2.39	(0.42)	(0.15)

12/29/2008* – 11/30/2009	15.00	0.26	4.77	5.03	—	—

Class P
11/30/2012	$20.31	$0.39	$1.57	$1.96	$(0.73)	$(1.72)

11/30/2011	21.97	0.67	(0.36)	0.31	(1.03)	(0.94)

11/30/2010	20.12	0.68	1.80	2.48	(0.48)	(0.15)

12/29/2008* – 11/30/2009	15.00	0.33	4.79	5.12	—	—

Class R6
11/30/2012	$20.33	$0.56	$1.41	$1.97	$(0.75)	$(1.72)

11/30/2011	22.00	0.68	(0.36)	0.32	(1.05)	(0.94)

11/30/2010	20.13	0.70	1.82	2.52	(0.50)	(0.15)

12/29/2008* – 11/30/2009	15.00	0.35	4.78	5.13	—	—

Administrative Class
11/30/2012	$20.26	$0.52	$1.38	$1.90	$(0.69)	$(1.72)

11/30/2011	21.93	0.63	(0.36)	0.27	(1.00)	(0.94)

11/30/2010	20.09	0.65	1.80	2.45	(0.46)	(0.15)

12/29/2008* – 11/30/2009	15.00	0.31	4.78	5.09	—	—

AllianzGI Retirement 2045:
Class A
12/19/2011* – 11/30/2012	$15.00	$0.32	$1.92	$2.24	$(0.22)	$—

Class R
12/19/2011* – 11/30/2012	$15.00	$0.16	$2.02	$2.18	$(0.22)	$—

Class P
12/19/2011* – 11/30/2012	$15.00	$0.39	$1.89	$2.28	$(0.22)	$—

Class R6
12/19/2011* – 11/30/2012	$15.00	$0.50	$1.79	$2.29	$(0.22)	$—

Administrative Class
12/19/2011* – 11/30/2012	$15.00	$0.44	$1.79	$2.23	$(0.22)	$—

*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Income dividends and capital gain distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.
(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized.

254	Allianz Multi-Strategy Funds

				Ratio of		Ratio of
				Expenses to		Expenses to		Ratio of Net
				Average Net		Average Net		Investment
Total	Net Asset		Net Assets,	Assets with		Assets without		Income
Dividends and	Value, End		End of Period	Fee Waiver/		Fee Waiver/		to Average		Portfolio
Distributions	of Period	Total Return (b)	(000s)	Reimbursement (c)		Reimbursement (c)		Net Assets (c)		Turnover Rate

$(2.41)	$19.71	10.61%	$1,915	0.28%		0.60%		1.52%		45%

(1.91)	20.22	0.81	151	0.42		2.96		2.42		53

(0.64)	21.88	12.48	79	0.56		5.99		3.57		44

—	20.08	33.87	23	0.56	(d)	11.53	(d)	1.93	(d)	13

$(2.28)	$19.53	9.80%	$195	1.03%		1.35%		1.66%		45%

(1.67)	20.07	0.07	87	1.15		3.56		1.30		53

(0.53)	21.65	11.61	22	1.31		6.66		2.82		44

—	19.92	32.80	42	1.31	(d)	11.89	(d)	1.18	(d)	13

$(2.40)	$19.61	10.42%	$245	0.38%		0.60%		2.16%		45%

(1.97)	20.16	0.77	187	0.46		3.00		3.57		53

(0.61)	21.88	12.49	177	0.56		6.58		2.51		44

—	20.05	33.67	45	0.56	(d)	10.43	(d)	1.93	(d)	13

$(2.35)	$19.63	10.24%	$848	0.63%		0.85%		0.87%		45%

(1.89)	20.16	0.54	15	0.70		3.22		2.63		53

(0.57)	21.85	12.19	15	0.81		6.50		2.90		44

—	20.03	33.53	14	0.81	(d)	10.01	(d)	1.68	(d)	13

$(2.45)	$19.82	10.99%	$2,343	—%		0.20%		2.00%		45%

(1.97)	20.31	1.06	15	0.21		2.75		3.11		53

(0.63)	21.97	12.64	15	0.36		6.10		3.35		44

—	20.12	34.13	13	0.36	(d)	6.43	(d)	2.13	(d)	13

$(2.47)	$19.83	11.04%	$7,782	—%		0.15%		2.95%		45%

(1.99)	20.33	1.11	5,315	0.10		2.65		3.15		53

(0.65)	22.00	12.83	4,769	0.26		5.98		3.43		44

—	20.13	34.20	4,100	0.26	(d)	6.33	(d)	2.23	(d)	13

$(2.41)	$19.75	10.67%	$17	0.23%		0.45%		2.72%		45%

(1.94)	20.26	0.87	15	0.38		2.93		2.94		53

(0.61)	21.93	12.48	15	0.51		6.24		3.20		44

—	20.09	33.93	13	0.51	(d)	6.58	(d)	1.98	(d)	13

$(0.22)	$17.02	15.09%	$61	0.29	%(d)	0.60	%(d)	2.08	%(d)	38%

$(0.22)	$16.96	14.67%	$293	0.64	%(d)	0.85	%(d)	1.07	%(d)	38%

$(0.22)	$17.06	15.37%	$1,584	—	%(d)	0.20	%(d)	2.46	%(d)	38%

$(0.22)	$17.07	15.44%	$3,733	—	%(d)	0.15	%(d)	3.23	%(d)	38%

$(0.22)	$17.01	15.02%	$12	0.24	%(d)	0.45	%(d)	2.84	%(d)	38%

Prospectus	255

Financial Highlights (continued)

	Net Asset		Net Realized		Dividends	Distributions
	Value,		and Change	Total from	from Net	from Net
	Beginning	Net Investment	in Unrealized	Investment	Investment	Realized Capital
For a share outstanding for the period ended:	of Period	Income (a)	Gain (Loss)	Operations	Income	Gains

AllianzGI Retirement 2050:
Class A
11/30/2012	$20.16	$0.28	$1.59	$1.87	$(0.76)	$(1.79)

11/30/2011	22.00	0.61	(0.34)	0.27	(1.09)	(1.02)

11/30/2010	20.07	0.62	1.93	2.55	(0.43)	(0.19)

12/29/2008* – 11/30/2009	15.00	0.31	4.76	5.07	—	—

Class C
11/30/2012	$19.92	$0.27	$1.44	$1.71	$(0.59)	$(1.79)

11/30/2011	21.85	0.44	(0.34)	0.10	(1.01)	(1.02)

11/30/2010	19.96	0.43	1.96	2.39	(0.31)	(0.19)

12/29/2008* – 11/30/2009	15.00	0.18	4.78	4.96	—	—

Class D
11/30/2012	$20.15	$0.48	$1.37	$1.85	$(0.73)	$(1.79)

11/30/2011	22.01	0.59	(0.34)	0.25	(1.09)	(1.02)

11/30/2010	20.09	0.62	1.93	2.55	(0.44)	(0.19)

12/29/2008* – 11/30/2009	15.00	0.32	4.77	5.09	—	—

Class R
11/30/2012	$20.12	$0.18	$1.64	$1.82	$(0.68)	$(1.79)

11/30/2011	21.97	0.58	(0.37)	0.21	(1.04)	(1.02)

11/30/2010	20.06	0.61	1.88	2.49	(0.39)	(0.19)

12/29/2008* – 11/30/2009	15.00	0.26	4.80	5.06	—	—

Class P
11/30/2012	$20.27	$0.38	$1.56	$1.94	$(0.78)	$(1.79)

11/30/2011	22.10	0.69	(0.39)	0.30	(1.11)	(1.02)

11/30/2010	20.14	0.71	1.89	2.60	(0.45)	(0.19)

12/29/2008* – 11/30/2009	15.00	0.33	4.81	5.14	—	—

Class R6
11/30/2012	$20.30	$0.58	$1.38	$1.96	$(0.81)	$(1.79)

11/30/2011	22.12	0.69	(0.35)	0.34	(1.14)	(1.02)

11/30/2010	20.16	0.73	1.89	2.62	(0.47)	(0.19)

12/29/2008* – 11/30/2009	15.00	0.34	4.82	5.16	—	—

Administrative Class
11/30/2012	$20.23	$0.53	$1.36	$1.89	$(0.75)	$(1.79)

11/30/2011	22.06	0.65	(0.38)	0.27	(1.08)	(1.02)

11/30/2010	20.11	0.68	1.89	2.57	(0.43)	(0.19)

12/29/2008* – 11/30/2009	15.00	0.30	4.81	5.11	—	—

AllianzGI Retirement 2055:
Class A
12/19/2011* – 11/30/2012	$15.00	$0.44	$1.80	$2.24	$(0.22)	$—

Class R
12/19/2011* – 11/30/2012	$15.00	$0.31	$1.88	$2.19	$(0.22)	$—

Class P
12/19/2011* – 11/30/2012	$15.00	$0.43	$1.87	$2.30	$(0.22)	$—

Class R6
12/19/2011* – 11/30/2012	$15.00	$0.50	$1.81	$2.31	$(0.22)	$—

Administrative Class
12/19/2011* – 11/30/2012	$15.00	$0.44	$1.81	$2.25	$(0.22)	$—

*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Income dividends and capital gain distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.
(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized.

256	Allianz Multi-Strategy Funds

				Ratio of		Ratio of
				Expenses to		Expenses to		Ratio of Net
				Average Net		Average Net		Investment
Total	Net Asset		Net Assets,	Assets with		Assets without		Income
Dividends and	Value, End		End of Period	Fee Waiver/		Fee Waiver/		to Average		Portfolio
Distributions	of Period	Total Return (b)	(000s)	Reimbursement (c)		Reimbursement (c)		Net Assets (c)		Turnover Rate

$(2.55)	$19.48	10.64%	$1,371	0.26%		0.60%		1.45%		47%

(2.11)	20.16	0.80	71	0.41		2.92		2.85		51

(0.62)	22.00	13.02	57	0.56		6.28		3.05		37

—	20.07	33.80	30	0.56	(d)	9.92	(d)	1.91	(d)	11

$(2.38)	$19.25	9.78%	$60	1.01%		1.35%		1.44%		47%

(2.03)	19.92	(0.01)	48	1.17		3.70		2.09		51

(0.50)	21.85	12.21	35	1.31		7.37		2.11		37

—	19.96	33.07	13	1.31	(d)	10.64	(d)	1.16	(d)	11

$(2.52)	$19.48	10.51%	$202	0.36%		0.60%		2.55%		47%

(2.11)	20.15	0.75	189	0.44		3.02		2.74		51

(0.63)	22.01	12.99	166	0.56		6.36		3.04		37

—	20.09	33.93	91	0.56	(d)	11.64	(d)	1.91	(d)	11

$(2.47)	$19.47	10.30%	$359	0.61%		0.85%		0.96%		47%

(2.06)	20.12	0.51	17	0.69		3.21		2.71		51

(0.58)	21.97	12.75	17	0.81		6.49		2.98		37

—	20.06	33.73	13	0.81	(d)	10.14	(d)	1.66	(d)	11

$(2.57)	$19.64	11.00%	$762	—%		0.20%		1.98%		47%

(2.13)	20.27	0.96	15	0.19		2.75		3.21		51

(0.64)	22.10	13.26	15	0.36		6.08		3.48		37

—	20.14	34.27	14	0.36	(d)	7.10	(d)	2.11	(d)	11

$(2.60)	$19.66	11.06%	$6,431	—%		0.15%		3.03%		47%

(2.16)	20.30	1.11	5,149	0.09		2.65		3.22		51

(0.66)	22.12	13.34	4,619	0.26		5.97		3.56		37

—	20.16	34.40	3,963	0.26	(d)	7.00	(d)	2.21	(d)	11

$(2.54)	$19.58	10.62%	$17	0.21%		0.45%		2.77%		47%

(2.10)	20.23	0.82	15	0.37		2.93		3.04		51

(0.62)	22.06	13.09	15	0.51		6.23		3.32		37

—	20.11	34.07	14	0.51	(d)	7.25	(d)	1.96	(d)	11

$(0.22)	$17.02	15.10%	$11	0.27	%(d)	0.60	%(d)	2.82	%(d)	31%

$(0.22)	$16.97	14.75%	$39	0.62	%(d)	0.85	%(d)	1.99	%(d)	31%

$(0.22)	$17.08	15.52%	$59	—	%(d)	0.20	%(d)	2.77	%(d)	31%

$(0.22)	$17.09	15.52%	$3,509	—	%(d)	0.15	%(d)	3.21	%(d)	31%

$(0.22)	$17.03	15.17%	$11	0.22	%(d)	0.46	%(d)	2.87	%(d)	31%

Prospectus	257

Financial Highlights (continued)

	Net Asset		Net Realized		Dividends	Distributions
	Value,		and Change	Total from	from Net	from Net
	Beginning	Net Investment	in Unrealized	Investment	Investment	Realized Capital
For a share outstanding for the period ended:	of Period	Income (a)	Gain (Loss)	Operations	Income	Gains

AllianzGI Global Allocation:
Class A
11/30/2012	$10.30	$0.25	$0.84	$1.09	$(0.32)	$—

11/30/2011	10.58	0.25	(0.14)	0.11	(0.39)	—

11/30/2010	9.84	0.26	0.85	1.11	(0.37)	—

7/1/2009** – 11/30/2009	8.45	0.08	1.35	1.43	(0.04)	—

6/30/2009	10.62	0.30	(1.98)	(1.68)	(0.40)	—

6/30/2008	12.57	0.33	(0.96)	(0.63)	(0.86)	(0.32)

Class B
11/30/2012	$10.48	$0.21	$0.81	$1.02	$(0.23)	$—

11/30/2011	10.74	0.22	(0.20)	0.02	(0.28)	—

11/30/2010	9.92	0.22	0.83	1.05	(0.23)	—

7/1/2009** – 11/30/2009	8.53	0.05	1.36	1.41	(0.02)	—

6/30/2009	10.70	0.23	(1.99)	(1.76)	(0.33)	—

6/30/2008	12.57	0.24	(0.96)	(0.72)	(0.69)	(0.32)

Class C
11/30/2012	$10.41	$0.17	$0.85	$1.02	$(0.24)	$—

11/30/2011	10.69	0.18	(0.16)	0.02	(0.30)	—

11/30/2010	9.89	0.19	0.85	1.04	(0.24)	—

7/1/2009** – 11/30/2009	8.50	0.05	1.36	1.41	(0.02)	—

6/30/2009	10.68	0.24	(2.01)	(1.77)	(0.33)	—

6/30/2008	12.55	0.24	(0.95)	(0.71)	(0.70)	(0.32)

Class D
11/30/2012	$10.27	$0.24	$0.84	$1.08	$(0.32)	$—

11/30/2011	10.56	0.17	(0.06)	0.11	(0.40)	—

11/30/2010	9.83	0.23	0.87	1.10	(0.37)	—

7/1/2009** – 11/30/2009	8.44	0.08	1.35	1.43	(0.04)	—

5/4/2009* – 6/30/2009	8.20	0.02	0.27	0.29	(0.04)	—

Class R
11/30/2012	$10.26	$0.21	$0.84	$1.05	$(0.29)	$—

11/30/2011	10.54	0.23	(0.15)	0.08	(0.36)	—

11/30/2010	9.81	0.24	0.84	1.08	(0.35)	—

7/1/2009** – 11/30/2009	8.44	0.07	1.34	1.41	(0.04)	—

5/4/2009* – 6/30/2009	8.20	0.02	0.27	0.29	(0.04)	—

Class P
11/30/2012	$10.28	$0.29	$0.81	$1.10	$(0.31)	$—

11/30/2011	10.56	0.27	(0.14)	0.13	(0.41)	—

11/30/2010	9.84	0.26	0.86	1.12	(0.40)	—

7/1/2009** – 11/30/2009	8.44	0.08	1.36	1.44	(0.04)	—

5/4/2009* – 6/30/2009	8.20	0.03	0.26	0.29	(0.04)	—

Institutional Class
11/30/2012	$10.21	$0.26	$0.84	$1.10	$(0.34)	$—

11/30/2011	10.48	0.27	(0.13)	0.14	(0.41)	—

11/30/2010	9.77	0.29	0.83	1.12	(0.41)	—

7/1/2009** – 11/30/2009	8.38	0.09	1.34	1.43	(0.04)	—

6/30/2009	10.55	0.33	(1.97)	(1.64)	(0.43)	—

6/30/2008	12.54	0.36	(0.91)	(0.55)	(0.98)	(0.32)

Administrative Class
11/30/2012	$10.51	$0.26	$0.84	$1.10	$(0.31)	$—

11/30/2011	10.78	0.13	(0.01)	0.12	(0.39)	—

11/30/2010	9.83	0.27	0.86	1.13	(0.18)	—

7/1/2009** – 11/30/2009	8.44	0.08	1.35	1.43	(0.04)	—

5/4/2009* – 6/30/2009	8.20	0.03	0.26	0.29	(0.04)	—

*	Commencement of operations.
**	On April 14, 2009, the Board of Trustees approved a change in the Fund’s fiscal year from June 30 to November 30.
(a)	Calculated on average shares outstanding during the period.
(b)	Effective May 1, 2009, Fund redemption fees were eliminated.
(c)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Income dividends and capital gain and return of capital distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.
(d)	Does not include expenses of the investment companies in which the Fund invests.
(e)	Annualized.
(f)	Less than $0.01 per share.

258	Allianz Multi-Strategy Funds

							Ratio of		Ratio of
							Expenses to		Expenses to		Ratio of Net
							Average Net		Average Net		Investment
Distributions	Total	Fund		Net Asset		Net Assets,	Assets with		Assets without		Income
from Return	Dividends and	Redemption		Value, End		End of Period	Fee Waiver/		Fee Waiver/		to Average		Portfolio
of Capital	Distributions	Fees (a)(b)		of Period	Total Return (c)	(000s)	Reimbursement (d)		Reimbursement (d)		Net Assets (d)		Turnover Rate

$—	$(0.32)	$—		$11.07	10.64%	$70,312	0.43%		1.38%		2.32%		57%

—	(0.39)	—		10.30	0.95	73,816	0.47		1.35		2.32		64

—	(0.37)	—		10.58	11.56	72,415	0.51		1.42		2.58		46

—	(0.04)	—		9.84	16.93	57,225	0.52	(e)	1.39	(e)	1.98	(e)	11

(0.09)	(0.49)	—	(f)	8.45	(15.51)	47,224	0.63		0.76		3.51		69

(0.14)	(1.32)	—	(f)	10.62	(5.45)	63,265	0.65		0.65		2.74		17

$—	$(0.23)	$—		$11.27	9.90%	$4,307	1.19%		2.09%		1.96%		57%

—	(0.28)	—		10.48	0.15	9,467	1.22		2.10		1.95		64

—	(0.23)	—		10.74	10.86	18,030	1.26		2.19		2.13		46

—	(0.02)	—		9.92	16.44	31,698	1.27	(e)	2.11	(e)	1.23	(e)	11

(0.08)	(0.41)	—	(f)	8.53	(16.12)	29,177	1.39		1.50		2.67		69

(0.14)	(1.15)	—	(f)	10.70	(6.07)	60,519	1.40		1.40		2.03		17

$—	$(0.24)	$—		$11.19	9.90%	$71,375	1.18%		2.11%		1.59%		57%

—	(0.30)	—		10.41	0.15	78,367	1.22		2.09		1.64		64

—	(0.24)	—		10.69	10.65	87,546	1.26		2.16		1.93		46

—	(0.02)	—		9.89	16.62	89,277	1.27	(e)	2.14	(e)	1.23	(e)	11

(0.08)	(0.41)	—	(f)	8.50	(16.21)	80,857	1.39		1.50		2.74		69

(0.14)	(1.16)	—	(f)	10.68	(6.10)	138,659	1.40		1.40		1.99		17

$—	$(0.32)	$—		$11.03	10.68%	$266	0.46%		1.33%		2.25%		57%

—	(0.40)	—		10.27	0.95	197	0.45		1.38		1.56		64

—	(0.37)	—		10.56	11.48	34	0.51		1.41		2.28		46

—	(0.04)	—		9.83	16.95	13	0.52	(e)	1.38	(e)	1.98	(e)	11

(0.01)	(0.05)	—		8.44	3.55	10	0.52	(e)	1.34	(e)	1.85	(e)	69

$—	$(0.29)	$—		$11.02	10.44%	$15	0.67%		1.56%		2.02%		57%

—	(0.36)	—		10.26	0.73	14	0.72		1.59		2.11		64

—	(0.35)	—		10.54	11.30	13	0.76		1.64		2.38		46

—	(0.04)	—		9.81	16.78	12	0.77	(e)	1.63	(e)	1.73	(e)	11

(0.01)	(0.05)	—		8.44	3.52	10	0.77	(e)	1.68	(e)	1.61	(e)	69

$—	$(0.31)	$—		$11.07	10.91%	$1,340	0.25%		1.37%		2.75%		57%

—	(0.41)	—		10.28	1.13	1,996	0.27		1.22		2.52		64

—	(0.40)	—		10.56	11.77	6,433	0.31		1.39		2.54		46

—	(0.04)	—		9.84	16.99	1,658	0.31	(e)	1.21	(e)	2.19	(e)	11

(0.01)	(0.05)	—		8.44	3.55	1,477	0.27	(e)	1.37	(e)	2.04	(e)	69

$—	$(0.34)	$—		$10.97	11.01%	$57,357	0.15%		1.14%		2.47%		57%

—	(0.41)	—		10.21	1.31	47,916	0.16		1.12		2.50		64

—	(0.41)	—		10.48	11.88	37,093	0.21		1.15		2.91		46

—	(0.04)	—		9.77	17.14	31,841	0.20	(e)	1.11	(e)	2.30	(e)	11

(0.10)	(0.53)	—	(f)	8.38	(15.16)	16,150	0.13		0.30		3.89		69

(0.14)	(1.44)	—	(f)	10.55	(4.85)	15,564	0.10		0.10		3.04		17

$—	$(0.31)	$—		$11.30	10.70%	$1,653	0.40%		1.42%		2.35%		57%

—	(0.39)	—		10.51	1.05	1,649	0.41		1.36		1.19		64

—	(0.18)	—		10.78	11.62	14	0.46		1.37		2.68		46

—	(0.04)	—		9.83	17.07	12	0.52	(e)	1.36	(e)	1.98	(e)	11

(0.01)	(0.05)	—		8.44	3.57	10	0.32	(e)	1.20	(e)	2.05	(e)	69

Prospectus	259

Financial Highlights (continued)

	Net Asset		Net Realized		Dividends	Distributions
	Value,		and Change	Total from	from Net	from Net
	Beginning	Net Investment	in Unrealized	Investment	Investment	Realized Capital
For a share outstanding for the period ended:	of Period	Income (a)	Gain (Loss)	Operations	Income	Gains

AllianzGI Global Growth Allocation:
Class A
11/30/2012	$20.72	$0.51	$1.71	$2.22	$(0.59)	$(0.31)

11/30/2011	22.03	0.45	(0.33)	0.12	(0.91)	(0.52)

11/30/2010	19.96	0.47	2.09	2.56	(0.35)	(0.14)

4/27/2009* – 11/30/2009	15.00	0.17	4.79	4.96	—	—

Class C
11/30/2012	$20.49	$0.30	$1.74	$2.04	$(0.51)	$(0.31)

11/30/2011	21.81	0.24	(0.28)	(0.04)	(0.76)	(0.52)

11/30/2010	19.87	0.44	1.96	2.40	(0.32)	(0.14)

4/27/2009* – 11/30/2009	15.00	0.09	4.78	4.87	—	—

Class D
11/30/2012	$20.78	$0.37	$1.85	$2.22	$(0.69)	$(0.31)

11/30/2011	22.06	0.48	(0.36)	0.12	(0.88)	(0.52)

11/30/2010	19.96	0.63	1.94	2.57	(0.33)	(0.14)

4/27/2009* – 11/30/2009	15.00	0.17	4.79	4.96	—	—

Class R
11/30/2012	$20.73	$0.39	$1.77	$2.16	$(0.68)	$(0.31)

11/30/2011	22.01	0.40	(0.34)	0.06	(0.82)	(0.52)

11/30/2010	19.93	0.62	1.91	2.53	(0.31)	(0.14)

4/27/2009* – 11/30/2009	15.00	0.14	4.79	4.93	—	—

Class P
11/30/2012	$20.85	$0.49	$1.77	$2.26	$(0.72)	$(0.31)

11/30/2011	22.12	0.63	(0.48)	0.15	(0.90)	(0.52)

11/30/2010	19.99	0.71	1.91	2.62	(0.35)	(0.14)

4/27/2009* – 11/30/2009	15.00	0.19	4.80	4.99	—	—

Institutional Class
11/30/2012	$20.87	$0.51	$1.78	$2.29	$(0.75)	$(0.31)

11/30/2011	22.14	0.65	(0.48)	0.17	(0.92)	(0.52)

11/30/2010	20.00	0.73	1.91	2.64	(0.36)	(0.14)

4/27/2009* – 11/30/2009	15.00	0.20	4.80	5.00	—	—

Administrative Class
11/30/2012	$20.81	$0.46	$1.77	$2.23	$(0.69)	$(0.31)

11/30/2011	22.08	0.59	(0.47)	0.12	(0.87)	(0.52)

11/30/2010	19.97	0.68	1.90	2.58	(0.33)	(0.14)

4/27/2009* – 11/30/2009	15.00	0.17	4.80	4.97	—	—

*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Income dividends and capital gain distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.
(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized.

260	Allianz Multi-Strategy Funds

				Ratio of		Ratio of
				Expenses to		Expenses to		Ratio of Net
				Average Net		Average Net		Investment
Total	Net Asset		Net Assets,	Assets with		Assets without		Income
Dividends and	Value, End		End of Period	Fee Waiver/		Fee Waiver/		to Average		Portfolio
Distributions	of Period	Total Return (b)	(000s)	Reimbursement (c)		Reimbursement (c)		Net Assets (c)		Turnover Rate

$(0.90)	$22.04	11.17%	$841	0.41%		4.12%		2.40%		51%

(1.43)	20.72	0.17	1,283	0.47		3.23		2.02		85

(0.49)	22.03	13.08	815	0.54		5.64		2.29		66

—	19.96	33.07	41	0.54	(d)	6.46	(d)	1.57	(d)	6

$(0.82)	$21.71	10.34%	$1,277	1.18%		4.65%		1.44%		51%

(1.28)	20.49	(0.53)	1,241	1.20		4.46		1.13		85

(0.46)	21.81	12.34	497	1.29		6.28		2.18		66

—	19.87	32.47	181	1.29	(d)	7.21	(d)	0.82	(d)	6

$(1.00)	$22.00	11.13%	$105	0.41%		3.95%		1.73%		51%

(1.40)	20.78	0.19	37	0.45		3.60		2.20		85

(0.47)	22.06	13.15	22	0.54		5.48		3.05		66

—	19.96	33.07	13	0.54	(d)	6.46	(d)	1.57	(d)	6

$(0.99)	$21.90	10.89%	$38	0.65%		4.16%		1.87%		51%

(1.34)	20.73	(0.08)	36	0.71		3.90		1.84		85

(0.45)	22.01	12.91	15	0.79		5.61		3.04		66

—	19.93	32.87	13	0.79	(d)	6.71	(d)	1.32	(d)	6

$(1.03)	$22.08	11.35%	$17	0.23%		3.67%		2.32%		51%

(1.42)	20.85	0.34	15	0.27		3.26		2.84		85

(0.49)	22.12	13.38	15	0.34		5.21		3.48		66

—	19.99	33.27	13	0.34	(d)	6.31	(d)	1.77	(d)	6

$(1.06)	$22.10	11.51%	$5,008	0.13%		3.84%		2.42%		51%

(1.44)	20.87	0.43	4,483	0.17		3.16		2.95		85

(0.50)	22.14	13.49	4,484	0.24		5.11		3.58		66

—	20.00	33.33	3,920	0.24	(d)	6.21	(d)	1.87	(d)	6

$(1.00)	$22.04	11.20%	$17	0.38%		3.82%		2.17%		51%

(1.39)	20.81	0.20	15	0.42		3.41		2.69		85

(0.47)	22.08	13.20	15	0.49		5.36		3.33		66

—	19.97	33.13	13	0.49	(d)	6.46	(d)	1.62	(d)	6

Prospectus	261

Financial Highlights (continued)

	Net Asset		Net Realized		Dividends	Distributions
	Value,		and Change	Total from	from Net	from Net
	Beginning	Net Investment	in Unrealized	Investment	Investment	Realized Capital
For a share outstanding for the period ended:	of Period	Income (a)	Gain	Operations	Income	Gains

AllianzGI Retirement Income:
Class A
11/30/2012	$18.27	$0.48	$1.23	$1.71	$(0.58)	$(0.20)

11/30/2011	18.52	0.37	0.25	0.62	(0.67)	(0.20)

11/30/2010	17.81	0.47	1.05	1.52	(0.61)	(0.20)

12/29/2008* – 11/30/2009	15.00	0.53	2.71	3.24	(0.43)	—

Class C
11/30/2012	$18.09	$0.31	$1.24	$1.55	$(0.45)	$(0.20)

11/30/2011	18.36	0.27	0.21	0.48	(0.55)	(0.20)

11/30/2010	17.83	0.28	1.11	1.39	(0.66)	(0.20)

12/29/2008* – 11/30/2009	15.00	0.41	2.72	3.13	(0.30)	—

Class D
11/30/2012	$18.36	$0.30	$1.41	$1.71	$(0.58)	$(0.20)

11/30/2011	18.60	0.49	0.13	0.62	(0.66)	(0.20)

11/30/2010	17.83	0.49	1.04	1.53	(0.56)	(0.20)

12/29/2008* – 11/30/2009	15.00	0.52	2.72	3.24	(0.41)	—

Class R
11/30/2012	$18.77	$0.24	$1.45	$1.69	$(0.52)	$(0.20)

11/30/2011	18.73	0.53	0.05	0.58	(0.34)	(0.20)

11/30/2010	17.86	0.49	1.01	1.50	(0.43)	(0.20)

12/29/2008* – 11/30/2009	15.00	0.47	2.74	3.21	(0.35)	—

Class P
11/30/2012	$18.49	$0.32	$1.48	$1.80	$(0.65)	$(0.20)

11/30/2011	18.41	0.63	0.03	0.66	(0.38)	(0.20)

11/30/2010	17.85	0.57	0.99	1.56	(0.80)	(0.20)

12/29/2008* – 11/30/2009	15.00	0.54	2.74	3.28	(0.43)	—

Class R6
11/30/2012	$18.16	$0.49	$1.28	$1.77	$(0.65)	$(0.20)

11/30/2011	18.40	0.65	0.02	0.67	(0.71)	(0.20)

11/30/2010	17.85	0.57	1.01	1.58	(0.83)	(0.20)

12/29/2008* – 11/30/2009	15.00	0.55	2.74	3.29	(0.44)	—

Administrative Class
11/30/2012	$18.46	$0.49	$1.26	$1.75	$(0.60)	$(0.20)

11/30/2011	18.40	0.59	0.03	0.62	(0.36)	(0.20)

11/30/2010	17.83	0.54	0.99	1.53	(0.76)	(0.20)

12/29/2008* – 11/30/2009	15.00	0.52	2.74	3.26	(0.43)	—

*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Income dividends and capital gain distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.
(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized.

262	Allianz Multi-Strategy Funds

				Ratio of		Ratio of
				Expenses to		Expenses to		Ratio of Net
				Average Net		Average Net		Investment
Total	Net Asset		Net Assets,	Assets with		Assets without		Income
Dividends and	Value, End		End of Period	Fee Waiver/		Fee Waiver/		to Average		Portfolio
Distributions	of Period	Total Return (b)	(000s)	Reimbursement (c)		Reimbursement (c)		Net Assets (c)		Turnover Rate

$(0.78)	$19.20	9.68%	$4,891	0.40%		0.60%		2.57%		51%

(0.87)	18.27	3.45	4,427	0.46		1.60		2.01		74

(0.81)	18.52	8.86	595	0.52		5.29		2.65		22

(0.43)	17.81	21.95	256	0.52	(d)	8.79	(d)	3.42	(d)	26

$(0.65)	$18.99	8.84%	$6,935	1.15%		1.35%		1.70%		51%

(0.75)	18.09	2.71	5,820	1.22		2.48		1.50		74

(0.86)	18.36	8.09	1,398	1.27		6.16		1.56		22

(0.30)	17.83	21.11	133	1.27	(d)	10.38	(d)	2.67	(d)	26

$(0.78)	$19.29	9.53%	$1,553	0.50%		0.60%		1.59%		51%

(0.86)	18.36	3.42	326	0.51		2.21		2.65		74

(0.76)	18.60	8.89	179	0.52		5.75		2.75		22

(0.41)	17.83	21.93	73	0.52	(d)	8.81	(d)	3.42	(d)	26

$(0.72)	$19.74	9.28%	$183	0.75%		0.85%		1.29%		51%

(0.54)	18.77	3.18	17	0.76		4.59		2.82		74

(0.63)	18.73	8.61	15	0.77		5.62		2.70		22

(0.35)	17.86	21.72	12	0.77	(d)	7.31	(d)	3.17	(d)	26

$(0.85)	$19.44	10.05%	$4,751	0.10%		0.20%		1.71%		51%

(0.58)	18.49	3.69	14	0.26		4.47		3.38		74

(1.00)	18.41	9.13	13	0.32		5.13		3.20		22

(0.43)	17.85	22.19	12	0.32	(d)	6.06	(d)	3.62	(d)	26

$(0.85)	$19.08	10.11%	$11,294	—%		0.15%		2.64%		51%

(0.91)	18.16	3.77	4,904	0.16		1.81		3.53		74

(1.03)	18.40	9.24	4,803	0.22		5.04		3.22		22

(0.44)	17.85	22.30	3,779	0.22	(d)	5.96	(d)	3.72	(d)	26

$(0.80)	$19.41	9.71%	$15	0.35%		0.45%		2.59%		51%

(0.56)	18.46	3.49	14	0.44		4.65		3.21		74

(0.96)	18.40	8.94	13	0.47		5.28		3.05		22

(0.43)	17.83	22.03	12	0.47	(d)	6.21	(d)	3.47	(d)	26

Prospectus	263

Financial Highlights (continued)

	Net Asset		Net Realized		Dividends	Distributions
	Value,		and Change	Total from	from Net	from Net
	Beginning	Net Investment	in Unrealized	Investment	Investment	Realized Capital
For a share outstanding for the period ended:	of Period	Income (Loss) (a)	Gain (Loss)	Operations	Income	Gains

AllianzGI Convertible:
Class A
11/30/2012	$28.11	$0.53	$1.95	$2.48	$(0.75)	$(1.57)

11/30/2011	28.21	0.55	0.01	0.56	(0.66)	—

4/12/2010* – 11/30/2010	26.22	0.38	1.82	2.20	(0.21)	—

Class C
11/30/2012	$28.15	$0.32	$1.96	$2.28	$(0.56)	$(1.57)

11/30/2011	28.30	0.34	0.03	0.37	(0.52)	—

4/12/2010* – 11/30/2010	26.22	0.24	1.84	2.08	— (d)	—

Class D
11/30/2012	$28.08	$0.51	$1.95	$2.46	$(0.75)	$(1.57)

11/30/2011	28.16	0.54	0.03	0.57	(0.65)	—

4/12/2010* – 11/30/2010	26.22	0.40	1.79	2.19	(0.25)	—

Class R
11/30/2012	$28.08	$0.43	$1.95	$2.38	$(0.69)	$(1.57)

11/30/2011	28.17	0.48	0.02	0.50	(0.59)	—

4/12/2010* – 11/30/2010	26.22	0.33	1.82	2.15	(0.20)	—

Class P
11/30/2012	$28.04	$0.58	$1.94	$2.52	$(0.79)	$(1.57)

11/30/2011	28.12	0.60	0.01	0.61	(0.69)	—

6/7/2010* – 11/30/2010	24.02	0.27	4.11	4.38	(0.28)	—

Institutional Class
11/30/2012	$28.00	$0.62	$1.94	$2.56	$(0.83)	$(1.57)

11/30/2011	28.08	0.63	0.01	0.64	(0.72)	—

11/30/2010	23.92	0.62	4.20	4.82	(0.66)	—

4/1/2009** – 11/30/2009	19.01	0.50	4.77	5.27	(0.36)	—

3/31/2009	24.88	0.43	(5.73)	(5.30)	(0.43)	(0.14)

3/31/2008	24.35	0.37	0.58	0.95	(0.32)	(0.10)

Administrative Class
11/30/2012	$28.04	$0.55	$1.94	$2.49	$(0.76)	$(1.57)

11/30/2011	28.14	0.55	0.01	0.56	(0.66)	—

4/12/2010* – 11/30/2010	26.22	0.37	1.83	2.20	(0.28)	—

*	Commencement of operations.
**	On November 13, 2009, the Board of Trustees approved a change in the Fund’s fiscal year from March 31 to November 30.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Income dividends and capital gain and return of capital distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Less than $(0.01) per share.
(e)	Ratio of expenses to average net assets net of reimbursement/recoupment offset was 0.99%, 0.98% and 0.89% for the period ended November 30, 2009 and the years ended March 31, 2009 and March 31, 2008, respectively.

264	Allianz Multi-Strategy Funds

					Ratio of		Ratio of
					Expenses to		Expenses to		Ratio of Net
					Average Net		Average Net		Investment
Distributions	Total	Net Asset		Net Assets,	Assets with		Assets without		Income (Loss)
from Return	Dividends and	Value, End		End of Period	Fee Waiver/		Fee Waiver/		to Average		Portfolio
of Capital	Distributions	of Period	Total Return (b)	(000s)	Reimbursement		Reimbursement		Net Assets		Turnover Rate

$—	$(2.32)	$28.27	9.64%	$94,347	1.01%		1.01%		1.91%		108%

—	(0.66)	28.11	1.95	64,857	0.97		0.97		1.89		129

—	(0.21)	28.21	8.46	10,500	0.96	(c)	0.97	(c)	2.25	(c)	116

$—	$(2.13)	$28.30	8.81%	$36,917	1.76%		1.76%		1.16%		108%

—	(0.52)	28.15	1.26	27,465	1.74		1.74		1.17		129

—	— (d)	28.30	7.94	227	1.77	(c)	1.77	(c)	1.40	(c)	116

$—	$(2.32)	$28.22	9.57%	$35,886	1.06%		1.06%		1.85%		108%

—	(0.65)	28.08	1.99	30,176	0.98		0.98		1.83		129

—	(0.25)	28.16	8.46	2,180	0.93	(c)	0.94	(c)	2.31	(c)	116

$—	$(2.26)	$28.20	9.25%	$210	1.36%		1.36%		1.58%		108%

—	(0.59)	28.08	1.76	37	1.22		1.22		1.67		129

—	(0.20)	28.17	8.29	11	1.25	(c)	1.26	(c)	1.97	(c)	116

$—	$(2.36)	$28.20	9.84%	$53,368	0.80%		0.86%		2.12%		108%

—	(0.69)	28.04	2.14	37,551	0.80		0.83		2.07		129

—	(0.28)	28.12	18.34	21,417	0.84	(c)	0.87	(c)	2.35	(c)	116

$—	$(2.40)	$28.16	10.00%	$804,646	0.67%		0.67%		2.26%		108%

—	(0.72)	28.00	2.24	521,854	0.70		0.70		2.16		129

—	(0.66)	28.08	20.46	471,226	0.77		0.80		2.42		116

—	(0.36)	23.92	27.85	64,996	1.00	(c)(e)	1.00	(c)	3.34	(c)	84

—	(0.57)	19.01	(21.30)	20,664	1.03	(e)	1.03		1.86		91

—	(0.42)	24.88	3.84	47,773	1.03	(e)	1.03		1.45		98

$—	$(2.33)	$28.20	9.70%	$2,199	0.92%		0.92%		2.00%		108%

—	(0.66)	28.04	2.00	1,352	0.97		0.97		1.90		129

—	(0.28)	28.14	8.45	11	0.98	(c)	0.99	(c)	2.23	(c)	116

Prospectus	265

Financial Highlights (continued)

	Net Asset		Net Realized		Dividends	Distributions
	Value,		and Change	Total from	from Net	from Net
	Beginning	Net Investment	in Unrealized	Investment	Investment	Realized Capital
For a share outstanding for the period ended:	of Period	Income (a)	Gain (Loss)	Operations	Income	Gains

AllianzGI Global Managed Volatility:
Class A
12/19/2011* – 11/30/2012	$15.00	$0.39	$1.29	$1.68	$—	$—

Class C
12/19/2011* – 11/30/2012	$15.00	$0.33	$1.23	$1.56	$—	$—

Class D
12/19/2011* – 11/30/2012	$15.00	$0.39	$1.29	$1.68	$—	$—

Class P
12/19/2011* – 11/30/2012	$15.00	$0.48	$1.23	$1.71	$—	$—

Institutional Class
12/19/2011* – 11/30/2012	$15.00	$0.49	$1.24	$1.73	$—	$—

AllianzGI High Yield Bond:
Class A
11/30/2012	$9.69	$0.72	$0.61	$1.33	$(0.73)	$(0.13)

11/30/2011	10.03	0.72	(0.28)	0.44	(0.78)	—

4/12/2010* – 11/30/2010	9.65	0.49	0.19	0.68	(0.30)	—

Class C
11/30/2012	$9.68	$0.64	$0.62	$1.26	$(0.66)	$(0.13)

11/30/2011	10.02	0.65	(0.29)	0.36	(0.70)	—

4/12/2010* – 11/30/2010	9.65	0.45	0.19	0.64	(0.27)	—

Class D
11/30/2012	$9.47	$0.70	$0.60	$1.30	$(0.73)	$(0.13)

11/30/2011	9.79	0.72	(0.28)	0.44	(0.76)	—

4/12/2010* – 11/30/2010	9.65	0.48	0.18	0.66	(0.52)	—

Class R
11/30/2012	$9.45	$0.67	$0.60	$1.27	$(0.71)	$(0.13)

11/30/2011	9.80	0.68	(0.28)	0.40	(0.75)	—

4/12/2010* – 11/30/2010	9.65	0.47	0.18	0.65	(0.50)	—

Class P
11/30/2012	$9.44	$0.72	$0.58	$1.30	$(0.74)	$(0.13)

11/30/2011	9.78	0.72	(0.27)	0.45	(0.79)	—

4/12/2010* – 11/30/2010	9.65	0.50	0.17	0.67	(0.54)	—

Institutional Class
11/30/2012	$9.46	$0.73	$0.60	$1.33	$(0.76)	$(0.13)

11/30/2011	9.80	0.76	(0.30)	0.46	(0.80)	—

11/30/2010	9.17	0.83	0.61	1.44	(0.81)	—

4/1/2009** – 11/30/2009	7.40	0.52	1.77	2.29	(0.52)	—

3/31/2009	9.36	0.71	(1.90)	(1.19)	(0.77)	—

3/31/2008	10.27	0.76	(0.86)	(0.10)	(0.81)	—

Administrative Class
11/30/2012	$9.43	$0.70	$0.61	$1.31	$(0.74)	$(0.13)

11/30/2011	9.78	0.72	(0.30)	0.42	(0.77)	—

4/12/2010* – 11/30/2010	9.65	0.49	0.17	0.66	(0.53)	—

*	Commencement of operations.
**	On November 13, 2009, the Board of Trustees approved a change in the Fund’s fiscal year from March 31 to November 30.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Income dividends and capital gain distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Ratio of expenses to average net assets net of reimbursement/recoupment offset was 0.61%, 0.61% and 0.57% for the period ended November 30, 2009 and the years ended March 31, 2009 and March 31, 2008, respectively.

266	Allianz Multi-Strategy Funds

				Ratio of		Ratio of
				Expenses to		Expenses to		Ratio of Net
				Average Net		Average Net		Investment
Total	Net Asset		Net Assets,	Assets with		Assets without		Income
Dividends and	Value, End		End of Period	Fee Waiver/		Fee Waiver/		to Average		Portfolio
Distributions	of Period	Total Return (b)	(000s)	Reimbursement		Reimbursement		Net Assets		Turnover Rate

$—	$16.68	11.20%	$50	0.95	%(c)	3.24	%(c)	2.56	%(c)	92%

$—	$16.56	10.40%	$12	1.70	%(c)	4.02	%(c)	2.18	%(c)	92%

$—	$16.68	11.20%	$38	0.95	%(c)	3.37	%(c)	2.63	%(c)	92%

$—	$16.71	11.40%	$11	0.70	%(c)	3.11	%(c)	3.19	%(c)	92%

$—	$16.73	11.53%	$14,585	0.60	%(c)	2.98	%(c)	3.22	%(c)	92%

$(0.86)	$10.16	14.34%	$109,668	0.89%		0.90%		7.21%		86%

(0.78)	9.69	4.29	61,339	1.05		1.05		7.19		168

(0.30)	10.03	7.07	1,296	1.11	(c)	1.47	(c)	7.70	(c)	144

$(0.79)	$10.15	13.54%	$30,692	1.68%		1.68%		6.43%		86%

(0.70)	9.68	3.53	12,443	1.82		1.87		6.56		168

(0.27)	10.02	6.73	311	1.87	(c)	2.21	(c)	7.12	(c)	144

$(0.86)	$9.91	14.33%	$43,921	0.96%		1.07%		7.14%		86%

(0.76)	9.47	4.42	20,378	1.07		1.12		7.36		168

(0.52)	9.79	7.09	169	1.11	(c)	1.47	(c)	7.84	(c)	144

$(0.84)	$9.88	14.05%	$2,111	1.15%		1.25%		6.95%		86%

(0.75)	9.45	4.02	342	1.33		1.37		7.23		168

(0.50)	9.80	6.97	11	1.36	(c)	1.63	(c)	7.74	(c)	144

$(0.87)	$9.87	14.48%	$19,497	0.74%		0.79%		7.39%		86%

(0.79)	9.44	4.57	11,096	0.88		0.88		7.49		168

(0.54)	9.78	7.22	11	0.97	(c)	1.14	(c)	8.13	(c)	144

$(0.89)	$9.90	14.68%	$121,362	0.63%		0.63%		7.47%		86%

(0.80)	9.46	4.66	70,174	0.61		0.77		7.65		168

(0.81)	9.80	16.23	93,782	0.63		0.93		8.65		144

(0.52)	9.17	31.50	69,667	0.61	(c)	0.61	(c)(d)	9.08	(c)	120

(0.77)	7.40	(13.01)	49,233	0.64		0.64	(d)	8.56		55

(0.81)	9.36	(1.06)	50,271	0.63		0.63	(d)	7.66		81

$(0.87)	$9.87	14.54%	$27,274	0.90%		1.14%		8.92%		86%

(0.77)	9.43	4.27	11	1.03		1.03		7.25		168

(0.53)	9.78	7.12	11	1.12	(c)	1.28	(c)	7.98	(c)	144

Prospectus	267

Financial Highlights (continued)

	Net Asset		Net Realized		Distributions
	Value,		and Change	Total from	from Net
	Beginning	Net Investment	in Unrealized	Investment	Realized Capital
For a share outstanding for the period ended:	of Period	Loss (a)	Gain (Loss)	Operations	Gains

AllianzGI Micro Cap:
Class A
12/19/2011* – 11/30/2012	$9.84	$(0.07)	$1.85	$1.78	$—

Class P
11/30/2012	$12.20	$(0.10)	$1.47	$1.37	$(1.96)

12/27/2010* – 11/30/2011	14.20	(0.15)	(1.64)	(1.79)	(0.21)

Institutional Class
11/30/2012	$12.22	$(0.10)	$1.49	$1.39	$(1.96)

11/30/2011	13.80	(0.17)	(0.16)	(0.33)	(1.25)

11/30/2010	10.44	(0.15)	3.51	3.36	—

4/1/2009** – 11/30/2009	7.58	(0.07)	2.93	2.86	—

3/31/2009	11.60	(0.07)	(3.95)	(4.02)	— (e)

3/31/2008	15.33	(0.18)	(1.49)	(1.67)	(2.06)

AllianzGI Ultra Micro Cap:
Class A
12/19/2011* – 11/30/2012	$12.82	$(0.14)	$2.85	$2.71	$—

Class P
11/30/2012	$13.26	$(0.20)	$2.71	$2.51	$(0.23)

12/27/2010* – 11/30/2011	13.80	(0.29)	(0.22)	(0.51)	(0.03)

Institutional Class
11/30/2012	$13.29	$(0.19)	$2.72	$2.53	$(0.23)

11/30/2011	13.25	(0.29)	1.08	0.79	(0.75)

11/30/2010	8.93	(0.22)	4.54	4.32	—

4/1/2009** – 11/30/2009	5.78	(0.10)	3.25	3.15	—

3/31/2009	9.28	(0.16)	(3.34)	(3.50)	—

1/28/2008* – 3/31/2008	10.00	(0.03)	(0.69)	(0.72)	—

*	Commencement of operations.
**	On November 13, 2009, the Board of Trustees approved a change in the Fund’s fiscal year from March 31 to November 30.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Income dividends and capital gain distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Ratio of expenses to average net assets net of reimbursement/recoupment offset was 1.63%, 0.91%, and 1.38% for the period ended November 30, 2009 and the years ended March 31, 2009 and March 31, 2008, respectively.
(e)	Less than $(0.01) per share.
(f)	Ratio of expenses to average net assets net of reimbursement/recoupment offset was 2.22%, 2.31% and 2.15% for the period ended November 30, 2009, the year ended March 31, 2009 and the period ended March 31, 2008, respectively.

268	Allianz Multi-Strategy Funds

			Ratio of		Ratio of
			Expenses to		Expenses to		Ratio of Net
			Average Net		Average Net		Investment
Net Asset		Net Assets,	Assets with		Assets without		Loss
Value, End		End of Period	Fee Waiver/		Fee Waiver/		to Average		Portfolio
of Period	Total Return (b)	(000s)	Reimbursement		Reimbursement		Net Assets		Turnover Rate

$11.62	18.09%	$135	1.82	%(c)	2.18	%(c)	(0.62	)%(c)	62%

$11.61	13.90%	$332	1.65%		1.99%		(0.85)%		62%

12.20	(12.43)	426	1.65	(c)	1.85	(c)	(1.35	)(c)	74

$11.65	14.09%	$27,343	1.54%		1.84%		(0.90)%		62%

12.22	(2.88)	46,514	1.54		1.65		(1.24)		74

13.80	32.18	57,591	1.57		1.64		(1.25)		112

10.44	37.73	53,994	1.55	(c)	1.55	(c)(d)	(1.14	)(c)	86

7.58	(34.63)	40,178	1.58		1.58	(d)	(0.64)		104

11.60	(13.25)	60,122	1.58		1.58	(d)	(1.19)		139

$15.53	21.14%	$6,862	2.36	%(c)	3.36	%(c)	(0.96	)%(c)	114%

$15.54	19.26%	$252	2.18%		3.08%		(1.38)%		114%

13.26	(3.64)	230	2.41	(c)	3.48	(c)	(2.23	)(c)	101

$15.59	19.37%	$9,296	2.08%		3.15%		(1.32)%		114%

13.29	6.04	9,757	2.24		3.53		(2.06)		101

13.25	48.38	4,629	2.29		5.40		(1.99)		123

8.93	54.50	1,781	2.31	(c)	2.31	(c)(f)	(1.81	)(c)	87

5.78	(37.72)	1,084	2.40		2.40	(f)	(2.05)		109

9.28	(7.20)	886	2.31	(c)	2.31	(c)(f)	(2.10	)(c)	19

Prospectus	269

Financial Highlights (continued)

	Net Asset		Net Realized		Dividends	Distributions
	Value,		and Change	Total from	from Net	from Net
	Beginning	Net Investment	in Unrealized	Investment	Investment	Realized Capital
For a share outstanding for the period ended:	of Period	Income (Loss) (a)	Gain (Loss)	Operations	Income	Gains

AllianzGI U.S. Emerging Growth:
Class A
11/30/2012	$13.34	$(0.08)	$0.98	$0.90	$—	$(0.99)

12/20/2010* – 11/30/2011	13.77	(0.11)	(0.32)	(0.43)	—	—

Class C
11/30/2012	$13.25	$(0.18)	$0.99	$0.81	$—	$(0.99)

12/20/2010* – 11/30/2011	13.77	(0.22)	(0.30)	(0.52)	—	—

Class D
11/30/2012	$13.34	$(0.09)	$0.99	$0.90	$—	$(0.99)

12/20/2010* – 11/30/2011	13.77	(0.11)	(0.32)	(0.43)	—	—

Class R
11/30/2012	$13.31	$(0.11)	$0.98	$0.87	$—	$(0.99)

12/20/2010* – 11/30/2011	13.77	(0.15)	(0.31)	(0.46)	—	—

Class P
11/30/2012	$13.37	$(0.04)	$0.98	$0.94	$—	$(0.99)

12/20/2010* – 11/30/2011	13.77	(0.09)	(0.31)	(0.40)	—	—

Institutional Class
11/30/2012	$13.39	$(0.04)	$0.99	$0.95	$—	$(0.99)

11/30/2011	12.84	(0.07)	0.62	0.55	—	—

11/30/2010	10.05	(0.06)	2.85	2.79	—	—

4/1/2009** – 11/30/2009	6.59	(0.03)	3.49	3.46	—	—

3/31/2009	11.45	(0.04)	(4.82)	(4.86)	—	—

3/31/2008	13.09	(0.06)	(0.70)	(0.76)	—	(0.88)

AllianzGI Behavioral Advantage Large Cap:
Class A
11/30/2012	$16.05	$0.29	$2.76	$3.05	$(0.06)	$—

9/8/2011* – 11/30/2011	15.00	0.04	1.01	1.05	—	—

Class C
11/30/2012	$16.02	$0.16	$2.74	$2.90	$(0.02)	$—

9/8/2011* – 11/30/2011	15.00	0.01	1.01	1.02	—	—

Class D
11/30/2012	$16.05	$0.28	$2.77	$3.05	$(0.06)	$—

9/8/2011* – 11/30/2011	15.00	0.04	1.01	1.05	—	—

Class P
11/30/2012	$16.05	$0.32	$2.79	$3.11	$(0.07)	$—

9/8/2011* – 11/30/2011	15.00	0.05	1.00	1.05	—	—

Institutional Class
11/30/2012	$16.06	$0.34	$2.77	$3.11	$(0.07)	$—

9/8/2011* – 11/30/2011	15.00	0.05	1.01	1.06	—	—

*	Commencement of operations.
**	On November 13, 2009, the Board of Trustees approved a change in the Fund’s fiscal year from March 31 to November 30.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Income dividends and capital gain distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Ratio of expenses to average net assets net of reimbursement/recoupment offset was 1.16%, 0.90% and 0.72% for the period ended November 30, 2009, and the years ended March 31, 2009 and March 31, 2008, respectively.
(e)	Less than 1%.

270	Allianz Multi-Strategy Funds

				Ratio of		Ratio of
				Expenses to		Expenses to		Ratio of Net
				Average Net		Average Net		Investment
Total	Net Asset		Net Assets,	Assets with		Assets without		Income (Loss)
Dividends and	Value, End		End of Period	Fee Waiver/		Fee Waiver/		to Average		Portfolio
Distributions	of Period	Total Return (b)	(000s)	Reimbursement		Reimbursement		Net Assets		Turnover Rate

$(0.99)	$13.25	7.67%	$1,359	1.50%		2.45%		(0.59)%		92%

—	13.34	(3.12)	837	1.50	(c)	2.70	(c)	(0.92	)(c)	111

$(0.99)	$13.07	6.99%	$228	2.22%		3.16%		(1.35)%		92%

—	13.25	(3.78)	134	2.25	(c)	3.04	(c)	(1.60	)(c)	111

$(0.99)	$13.25	7.67%	$57	1.49%		2.36%		(0.65)%		92%

—	13.34	(3.12)	27	1.50	(c)	2.31	(c)	(0.86	)(c)	111

$(0.99)	$13.19	7.44%	$10	1.70%		2.60%		(0.84)%		92%

—	13.31	(3.34)	10	1.75	(c)	2.50	(c)	(1.14	)(c)	111

$(0.99)	$13.32	7.97%	$19	1.25%		2.25%		(0.27)%		92%

—	13.37	(2.90)	15	1.25	(c)	2.13	(c)	(0.65	)(c)	111

$(0.99)	$13.35	8.05%	$20,140	1.15%		2.09%		(0.29)%		92%

—	13.39	4.28	20,862	1.15		1.99		(0.53)		111

—	12.84	27.76	20,079	1.19		1.71		(0.57)		168

—	10.05	52.50	13,942	1.18	(c)	1.18	(c)(d)	(0.53	)(c)	97

—	6.59	(42.45)	6,591	1.21		1.21	(d)	(0.34)		146

(0.88)	11.45	(7.01)	7,499	1.21		1.21	(d)	(0.46)		129

$(0.06)	$19.04	19.07%	$49	0.90%		2.76%		1.59%		76%

—	16.05	7.00	11	0.90	(c)	2.84	(c)	1.14	(c)	— (e)

$(0.02)	$18.90	18.15%	$64	1.65%		3.62%		0.89%		76%

—	16.02	6.80	10	1.65	(c)	3.59	(c)	0.38	(c)	— (e)

$(0.06)	$19.04	19.07%	$19	0.90%		2.61%		1.55%		76%

—	16.05	7.00	11	0.90	(c)	2.84	(c)	1.14	(c)	— (e)

$(0.07)	$19.09	19.43%	$13	0.65%		2.38%		1.76%		76%

—	16.05	7.00	11	0.65	(c)	2.70	(c)	1.39	(c)	— (e)

$(0.07)	$19.10	19.46%	$17,172	0.55%		2.32%		1.88%		76%

—	16.06	7.07	10,705	0.55	(c)	2.58	(c)	1.48	(c)	— (e)

Prospectus	271

Financial Highlights (continued)

	Net Asset		Net Realized		Dividends	Distributions
	Value,		and Change	Total from	from Net	from Net
	Beginning	Net Investment	in Unrealized	Investment	Investment	Realized Capital
For a share outstanding for the period ended:	of Period	Income (a)	Gain (Loss)	Operations	Income	Gains

AllianzGI NFJ Global Dividend Value:
Class A
11/30/2012	$17.35	$0.56	$1.10	$1.66	$(0.40)	$(0.34)

11/30/2011	17.91	0.55	(0.19)	0.36	(0.64)	(0.28)

11/30/2010	18.16	0.43	0.38	0.81	(0.71)	(0.35)

6/26/2009* – 11/30/2009	15.00	0.15	3.04	3.19	(0.03)	—

Class C
11/30/2012	$17.19	$0.42	$1.07	$1.49	$(0.29)	$(0.34)

11/30/2011	17.76	0.43	(0.20)	0.23	(0.52)	(0.28)

11/30/2010	18.12	0.28	0.41	0.69	(0.70)	(0.35)

6/26/2009* – 11/30/2009	15.00	0.10	3.02	3.12	— (d)	—

Class D
11/30/2012	$17.38	$0.60	$1.05	$1.65	$(0.25)	$(0.34)

11/30/2011	17.86	0.61	(0.23)	0.38	(0.58)	(0.28)

11/30/2010	18.17	0.43	0.37	0.80	(0.76)	(0.35)

6/26/2009* – 11/30/2009	15.00	0.15	3.04	3.19	(0.02)	—

Class P
11/30/2012	$17.45	$0.60	$1.10	$1.70	$(0.45)	$(0.34)

11/30/2011	17.82	0.42	(0.02)	0.40	(0.49)	(0.28)

11/30/2010	18.17	0.46	0.38	0.84	(0.84)	(0.35)

6/26/2009* – 11/30/2009	15.00	0.16	3.04	3.20	(0.03)	—

Institutional Class
11/30/2012	$17.29	$0.60	$1.09	$1.69	$(0.46)	$(0.34)

11/30/2011	17.83	0.64	(0.21)	0.43	(0.69)	(0.28)

11/30/2010	18.17	0.41	0.46	0.87	(0.86)	(0.35)

6/26/2009* – 11/30/2009	15.00	0.17	3.03	3.20	(0.03)	—

*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Income dividends and capital gain distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Less than $(0.01) per share.

272	Allianz Multi-Strategy Funds

				Ratio of		Ratio of
				Expenses to		Expenses to		Ratio of Net
				Average Net		Average Net		Investment
Total	Net Asset		Net Assets,	Assets with		Assets without		Income
Dividends and	Value, End		End of Period	Fee Waiver/		Fee Waiver/		to Average		Portfolio
Distributions	of Period	Total Return (b)	(000s)	Reimbursement		Reimbursement		Net Assets		Turnover Rate

$(0.74)	$18.27	9.98%	$7,355	1.32%		1.71%		3.13%		41%

(0.92)	17.35	1.85	6,821	1.50		1.92		3.01		66

(1.06)	17.91	4.71	1,469	1.50		4.55		2.41		40

(0.03)	18.16	21.24	282	1.50	(c)	9.11	(c)	2.04	(c)	22

$(0.63)	$18.05	9.03%	$3,948	2.07%		2.46%		2.34%		41%

(0.80)	17.19	1.12	3,020	2.25		2.71		2.39		66

(1.05)	17.76	3.99	1,210	2.25		5.11		1.57		40

— (d)	18.12	20.80	89	2.25	(c)	9.86	(c)	1.29	(c)	22

$(0.59)	$18.44	9.83%	$480	1.38%		3.04%		3.31%		41%

(0.86)	17.38	1.91	558	1.50		3.74		3.27		66

(1.11)	17.86	4.68	203	1.50		4.53		2.44		40

(0.02)	18.17	21.27	35	1.50	(c)	9.11	(c)	2.04	(c)	22

$(0.79)	$18.36	10.11%	$1,089	1.12%		1.51%		3.32%		41%

(0.77)	17.45	2.13	718	1.30		1.99		2.41		66

(1.19)	17.82	4.90	13	1.30		4.45		2.63		40

(0.03)	18.17	21.31	12	1.30	(c)	8.96	(c)	2.24	(c)	22

$(0.80)	$18.18	10.19%	$39,215	1.02%		1.40%		3.38%		41%

(0.97)	17.29	2.21	20,556	1.20		1.68		3.51		66

(1.21)	17.83	5.07	15,211	1.20		3.40		2.32		40

(0.03)	18.17	21.34	2,986	1.20	(c)	8.86	(c)	2.34	(c)	22

Prospectus	273

Financial Highlights (continued)

	Net Asset		Net Realized		Dividends
	Value,		and Change	Total from	from Net
	Beginning	Net Investment	in Unrealized	Investment	Investment
For a share outstanding for the period ended:	of Period	Income (a)	Gain	Operations	Income

AllianzGI NFJ International Small-Cap Value:
Class A
6/1/2012* – 11/30/2012	$15.00	$0.07	$2.03	$2.10	$—

Class C
6/1/2012* – 11/30/2012	$15.00	$0.09	$1.95	$2.04	$—

Class D
6/1/2012* – 11/30/2012	$15.00	$0.13	$1.98	$2.11	$—

Class P
6/1/2012* – 11/30/2012	$15.00	$0.16	$1.95	$2.11	$—

Institutional Class
6/1/2012* – 11/30/2012	$15.00	$0.17	$1.95	$2.12	$—

AllianzGI NFJ International Value II:
Class A
12/1/2011* – 11/30/2012	$15.00	$0.29	$1.33	$1.62	$(0.26)

Class C
12/1/2011* – 11/30/2012	$15.00	$0.22	$1.28	$1.50	$(0.18)

Class D
12/1/2011* – 11/30/2012	$15.00	$0.34	$1.28	$1.62	$(0.26)

Class P
12/1/2011* – 11/30/2012	$15.00	$0.38	$1.28	$1.66	$(0.28)

Institutional Class
12/1/2011* – 11/30/2012	$15.00	$0.39	$1.29	$1.68	$(0.30)

*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Income dividends and capital gain distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.
(c)	Annualized.

274	Allianz Multi-Strategy Funds

			Ratio of		Ratio of
			Expenses to		Expenses to		Ratio of Net
			Average Net		Average Net		Investment
Net Asset		Net Assets,	Assets with		Assets without		Income to
Value, End		End of Period	Fee Waiver/		Fee Waiver/		Average		Portfolio
of Period	Total Return (b)	(000s)	Reimbursement		Reimbursement		Net Assets		Turnover Rate

$17.10	14.00%	$1,049	1.45	%(c)	4.22	%(c)	0.82	%(c)	19%

$17.04	13.60%	$11	2.20	%(c)	9.92	%(c)	1.08	%(c)	19%

$17.11	14.07%	$84	1.45	%(c)	7.85	%(c)	1.59	%(c)	19%

$17.11	14.07%	$12	1.30	%(c)	8.92	%(c)	1.98	%(c)	19%

$17.12	14.13%	$3,551	1.20	%(c)	8.90	%(c)	2.08	%(c)	19%

$16.36	10.99%	$49	1.30	%(c)	10.98	%(c)	1.89	%(c)	22%

$16.32	10.17%	$11	2.05	%(c)	10.82	%(c)	1.45	%(c)	22%

$16.36	10.97%	$11	1.30	%(c)	10.07	%(c)	2.20	%(c)	22%

$16.38	11.28%	$11	1.05	%(c)	9.92	%(c)	2.45	%(c)	22%

$16.38	11.36%	$4,396	0.95	%(c)	9.93	%(c)	2.50	%(c)	22%

Prospectus	275

Financial Highlights (continued)

	Net Asset		Net Realized		Dividends	Distributions
	Value,		and Change	Total from	from Net	from Net
	Beginning	Net Investment	in Unrealized	Investment	Investment	Realized Capital
For a share outstanding for the period ended:	of Period	Income (Loss) (a)	Gain (Loss)	Operations	Income	Gains

AllianzGI China Equity:
Class A
11/30/2012	$15.01	$0.16	$0.91	$1.07	$(0.10)	$(1.20)

11/30/2011	19.81	0.60	(4.58)	(3.98)	— (c)	(0.82)

6/7/2010* – 11/30/2010	15.00	(0.09)	4.90	4.81	—	—

Class C
11/30/2012	$14.88	$0.06	$0.89	$0.95	$— (c)	$(1.20)

11/30/2011	19.78	(0.10)	(3.98)	(4.08)	— (c)	(0.82)

6/7/2010* – 11/30/2010	15.00	(0.17)	4.95	4.78	—	—

Class D
11/30/2012	$15.04	$0.16	$0.91	$1.07	$— (c)	$(1.20)

11/30/2011	19.84	0.02	(3.99)	(3.97)	(0.01)	(0.82)

6/7/2010* – 11/30/2010	15.00	(0.08)	4.92	4.84	—	—

Class P
11/30/2012	$15.10	$0.01	$1.08	$1.09	$(0.21)	$(1.20)

11/30/2011	19.87	0.12	(4.06)	(3.94)	(0.01)	(0.82)

6/7/2010* – 11/30/2010	15.00	(0.02)	4.89	4.87	—	—

Institutional Class
11/30/2012	$15.12	$0.20	$0.90	$1.10	$(0.21)	$(1.20)

11/30/2011	19.88	0.18	(4.10)	(3.92)	(0.02)	(0.82)

6/7/2010* – 11/30/2010	15.00	(0.01)	4.89	4.88	—	—

*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Income dividends and capital gain distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.
(c)	Less than $(0.01) per share.
(d)	Annualized.

276	Allianz Multi-Strategy Funds

				Ratio of		Ratio of
				Expenses to		Expenses to		Ratio of Net
				Average Net		Average Net		Investment
Total	Net Asset		Net Assets,	Assets with		Assets without		Income (Loss)
Dividends and	Value, End		End of Period	Fee Waiver/		Fee Waiver/		to Average		Portfolio
Distributions	of Period	Total Return (b)	(000s)	Reimbursement		Reimbursement		Net Assets		Turnover Rate

$(1.30)	$14.78	8.35%	$137	1.72%		6.54%		1.15%		36%

(0.82)	15.01	(20.45)	191	1.73		5.29		3.25		132

—	19.81	32.07	239	1.90	(d)	8.21	(d)	(0.99	)(d)	21

$(1.20)	$14.63	7.49%	$55	2.52%		8.46%		0.43%		36%

(0.82)	14.88	(21.02)	108	2.56		6.74		(0.56)		132

—	19.78	31.87	387	2.65	(d)	8.88	(d)	(1.88	)(d)	21

$(1.20)	$14.91	8.26%	$362	1.74%		15.31%		1.14%		36%

(0.83)	15.04	(20.40)	232	1.77		6.76		0.14		132

—	19.84	32.27	386	1.90	(d)	8.10	(d)	(0.91	)(d)	21

$(1.41)	$14.78	8.51%	$25	1.50%		5.74%		0.08%		36%

(0.83)	15.10	(20.18)	124	1.51		8.18		0.79		132

—	19.87	32.47	13	1.65	(d)	8.13	(d)	(0.19	)(d)	21

$(1.41)	$14.81	8.64%	$3,490	1.43%		6.19%		1.41%		36%

(0.84)	15.12	(20.11)	3,216	1.45		5.96		1.04		132

—	19.88	32.53	3,923	1.55	(d)	8.01	(d)	(0.08	)(d)	21

Prospectus	277

Financial Highlights (continued)

	Net Asset		Net Realized		Dividends	Distributions
	Value,		and Change	Total from	from Net	from Net
	Beginning	Net Investment	in Unrealized	Investment	Investment	Realized Capital
For a share outstanding for the period ended:	of Period	Income (Loss) (a)	Gain (Loss)	Operations	Income	Gains

AllianzGI Disciplined Equity:
Class A
11/30/2012	$15.34	$0.16	$1.27	$1.43	$(0.15)	$(0.24)

11/30/2011	15.11	0.14	0.59	0.73	(0.08)	(0.42)

11/30/2010	14.53	0.08	1.09	1.17	(0.05)	(0.54)

11/30/2009	10.58	0.08	4.11	4.19	(0.06)	(0.18)

07/15/2008* – 11/30/2008	15.00	0.04	(4.46)	(4.42)	—	—

Class C
11/30/2012	$15.07	$0.03	$1.27	$1.30	$(0.02)	$(0.24)

11/30/2011	14.89	0.01	0.59	0.60	— (d)	(0.42)

11/30/2010	14.39	(0.03)	1.07	1.04	— (d)	(0.54)

11/30/2009	10.56	(0.02)	4.09	4.07	(0.06)	(0.18)

07/15/2008* – 11/30/2008	15.00	0.02	(4.46)	(4.44)	—	—

Class D
11/30/2012	$15.43	$0.16	$1.30	$1.46	$— (d)	$(0.24)

11/30/2011	15.12	0.12	0.61	0.73	— (d)	(0.42)

11/30/2010	14.57	0.09	1.07	1.16	(0.07)	(0.54)

11/30/2009	10.58	0.08	4.13	4.21	(0.04)	(0.18)

07/15/2008* – 11/30/2008	15.00	0.04	(4.46)	(4.42)	—	—

Class P
11/30/2012	$15.46	$0.19	$1.27	$1.46	$(0.15)	$(0.24)

11/30/2011	15.21	0.17	0.60	0.77	(0.10)	(0.42)

11/30/2010	14.60	0.12	1.09	1.21	(0.06)	(0.54)

11/30/2009	10.59	0.11	4.13	4.24	(0.05)	(0.18)

07/15/2008* – 11/30/2008	15.00	0.05	(4.46)	(4.41)	—	—

Institutional Class
11/30/2012	$15.46	$0.20	$1.28	$1.48	$(0.18)	$(0.24)

11/30/2011	15.21	0.18	0.60	0.78	(0.11)	(0.42)

11/30/2010	14.60	0.13	1.10	1.23	(0.08)	(0.54)

11/30/2009	10.60	0.12	4.12	4.24	(0.06)	(0.18)

07/15/2008* – 11/30/2008	15.00	0.06	(4.46)	(4.40)	—	—

*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Income dividends and capital gain distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Less than $(0.01) per share.

278	Allianz Multi-Strategy Funds

				Ratio of		Ratio of
				Expenses to		Expenses to		Ratio of Net
				Average Net		Average Net		Investment
Total	Net Asset		Net Assets,	Assets with		Assets without		Income (Loss)
Dividends and	Value, End		End of Period	Fee Waiver/		Fee Waiver/		to Average	Portfolio
Distributions	of Period	Total Return (b)	(000s)	Reimbursement		Reimbursement		Net Assets	Turnover Rate

$(0.39)	$16.38	9.60%	$8,211	1.04%		1.41%		0.99%	23%

(0.50)	15.34	4.83	5,632	1.27		1.50		0.90	30

(0.59)	15.11	8.38	1,740	1.34		2.24		0.53	30

(0.24)	14.53	40.58	1,686	1.34		3.97		0.63	34

—	10.58	(29.47)	60	1.34	(c)	10.22	(c)	0.80 (c)	18

$(0.26)	$16.11	8.80%	$1,078	1.80%		2.24%		0.21%	23%

(0.42)	15.07	4.04	1,075	2.03		2.25		0.08	30

(0.54)	14.89	7.51	615	2.09		2.92		(0.23)	30

(0.24)	14.39	39.51	628	2.09		4.72		(0.12)	34

—	10.56	(29.60)	53	2.09	(c)	10.97	(c)	0.47 (c)	18

$(0.24)	$16.65	9.65%	$245	1.03%		4.91%		0.99%	23%

(0.42)	15.43	4.84	131	1.28		4.15		0.72	30

(0.61)	15.12	8.29	362	1.34		2.68		0.59	30

(0.22)	14.57	40.66	59	1.34		3.98		0.63	34

—	10.58	(29.47)	7	1.34	(c)	10.22	(c)	0.79 (c)	18

$(0.39)	$16.53	9.73%	$31	0.87%		1.29%		1.16%	23%

(0.52)	15.46	5.05	23	1.06		1.36		1.06	30

(0.60)	15.21	8.63	11	1.08		2.04		0.79	30

(0.23)	14.60	41.03	10	1.08		3.73		0.89	34

—	10.59	(29.40)	7	1.08	(c)	9.96	(c)	1.05 (c)	18

$(0.42)	$16.52	9.87%	$36,825	0.79%		1.12%		1.22%	23%

(0.53)	15.46	5.15	41,003	0.96		1.22		1.17	30

(0.62)	15.21	8.78	17,734	0.98		1.93		0.92	30

(0.24)	14.60	40.98	11,087	0.98		3.63		0.99	34

—	10.60	(29.33)	2,119	0.98	(c)	9.86	(c)	1.15 (c)	18

Prospectus	279

Financial Highlights (continued)

	Net Asset		Net Realized		Dividends
	Value,		and Change	Total from	from Net
	Beginning	Net Investment	in Unrealized	Investment	Investment
For a share outstanding for the period ended:	of Period	Income (Loss) (a)	Gain (Loss)	Operations	Income

AllianzGI Global Water:
Class A
11/30/2012	$8.89	$0.12	$1.30	$1.42	$(0.05)

11/30/2011	8.75	0.06	0.08	0.14	— (d)

11/30/2010	7.99	0.03	0.74	0.77	(0.01)

11/30/2009	6.28	0.06	1.84	1.90	(0.19)

3/31/2008* – 11/30/2008	10.00	0.20	(3.92)	(3.72)	—

Class C
11/30/2012	$8.70	$0.05	$1.27	$1.32	$— (d)

11/30/2011	8.62	(0.01)	0.09	0.08	— (d)

11/30/2010	7.93	(0.03)	0.72	0.69	— (d)

11/30/2009	6.24	0.01	1.84	1.85	(0.16)

3/31/2008* – 11/30/2008	10.00	0.16	(3.92)	(3.76)	—

Class D
11/30/2012	$8.87	$0.10	$1.32	$1.42	$(0.04)

11/30/2011	8.73	0.04	0.10	0.14	— (d)

11/30/2010	7.98	0.03	0.73	0.76	(0.01)

11/30/2009	6.27	0.04	1.86	1.90	(0.19)

3/31/2008* – 11/30/2008	10.00	0.21	(3.94)	(3.73)	—

Class P
11/30/2012	$8.93	$0.14	$1.30	$1.44	$(0.07)

11/30/2011	8.77	0.07	0.09	0.16	— (d)

11/30/2010	7.99	0.05	0.74	0.79	(0.01)

11/30/2009	6.29	0.08	1.83	1.91	(0.21)

3/31/2008* – 11/30/2008	10.00	0.21	(3.92)	(3.71)	—

Institutional Class
11/30/2012	$8.88	$0.12	$1.32	$1.44	$(0.07)

11/30/2011	8.71	0.08	0.09	0.17	— (d)

11/30/2010	7.94	0.05	0.74	0.79	(0.02)

11/30/2009	6.29	0.09	1.82	1.91	(0.26)

7/15/2008* – 11/30/2008	9.01	0.07	(2.79)	(2.72)	—

*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Effective May 1, 2009, Fund redemption fees were eliminated.
(c)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Income dividends and capital gain distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.
(d)	Less than $(0.01) per share.
(e)	Less than $0.01 per share.
(f)	Annualized.
(g)	Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank.

280	Allianz Multi-Strategy Funds

					Ratio of		Ratio of
					Expenses to		Expenses to		Ratio of Net
					Average Net		Average Net		Investment
Fund		Net Asset		Net Assets,	Assets with		Assets without		Income (Loss)
Redemption		Value, End		End of Period	Fee Waiver/		Fee Waiver/		to Average	Portfolio
Fees (a)(b)		of Period	Total Return (c)	(000s)	Reimbursement		Reimbursement		Net Assets	Turnover Rate

$—		$10.26	16.12%	$59,611	1.57%		1.60%		1.27%	73%

—		8.89	1.62	27,101	1.68		1.68		0.60	73

—		8.75	9.63	22,774	1.80		1.80		0.41	40

—	(e)	7.99	30.93	23,787	2.04		2.04		0.90	47

—	(e)	6.28	(37.20)	20,589	1.60	(f)(g)	2.10	(f)(g)	3.44 (f)	54

$—		$10.02	15.17%	$25,870	2.33%		2.41%		0.48%	73%

—		8.70	0.93	20,842	2.44		2.44		(0.15)	73

—		8.62	8.70	22,225	2.56		2.60		(0.37)	40

—	(e)	7.93	30.19	22,393	2.79		2.79		0.15	47

—	(e)	6.24	(37.60)	18,727	2.35	(f)(g)	2.85	(f)(g)	2.73 (f)	54

$—		$10.25	16.09%	$5,869	1.64%		2.25%		1.02%	73%

—		8.87	1.60	5,214	1.72		2.00		0.47	73

—		8.73	9.70	1,157	1.84		2.74		0.34	40

—	(e)	7.98	31.11	156	2.40		2.40		0.55	47

—	(e)	6.27	(37.30)	6	1.60	(f)(g)	2.10	(f)(g)	3.45 (f)	54

$—		$10.30	16.22%	$16,820	1.41%		1.47%		1.49%	73%

—		8.93	1.85	16,118	1.49		1.52		0.79	73

—		8.77	9.95	10,432	1.56		1.64		0.62	40

—	(e)	7.99	31.26	12,016	1.78		1.78		1.16	47

—	(e)	6.29	(37.10)	8,193	1.35	(f)(g)	1.85	(f)(g)	3.64 (f)	54

$—		$10.25	16.44%	$3,105	1.29%		1.29%		1.28%	73%

—		8.88	1.99	1,267	1.37		1.39		0.91	73

—		8.71	9.96	1,378	1.46		1.48		0.61	40

—	(e)	7.94	31.42	544	1.68		1.68		1.26	47

—	(e)	6.29	(30.19)	16	1.25	(f)(g)	1.56	(f)(g)	2.44 (f)	54

Prospectus	281

Financial Highlights (continued)

	Net Asset		Net Realized		Dividends	Distributions
	Value,		and Change	Total from	from Net	from Net
	Beginning	Net Investment	in Unrealized	Investment	Investment	Realized Capital
For a share outstanding for the period ended:	of Period	Income (Loss) (a)	Gain (Loss)	Operations	Income	Gains

AllianzGI International Small-Cap:
Class A
11/30/2012	$28.31	$0.16	$4.06	$4.22	$(0.64)	$—

11/30/2011	31.36	0.12	(2.56)	(2.44)	(0.61)	—

4/12/2010* – 11/30/2010	28.30	(0.01)	3.07	3.06	—	—

Class C
11/30/2012	$28.01	$(0.07)	$4.04	$3.97	$(0.23)	$—

11/30/2011	31.22	0.06	(2.72)	(2.66)	(0.55)	—

4/12/2010* – 11/30/2010	28.30	(0.24)	3.16	2.92	—	—

Class D
11/30/2012	$28.33	$0.24	$4.03	$4.27	$— (d)	$—

11/30/2011	31.37	0.07	(2.53)	(2.46)	(0.58)	—

4/12/2010* – 11/30/2010	28.30	0.04	3.03	3.07	—	—

Class R
11/30/2012	$28.27	$0.08	$4.10	$4.18	$(0.20)	$—

11/30/2011	31.32	0.16	(2.70)	(2.54)	(0.51)	—

4/12/2010* – 11/30/2010	28.30	0.05	2.97	3.02	—	—

Class P
11/30/2012	$27.86	$0.20	$4.05	$4.25	$(0.19)	$—

11/30/2011	30.35	0.30	(2.67)	(2.37)	(0.12)	—

11/30/2010	25.86	0.20	4.45	4.65	(0.16)	—

4/1/2009** – 11/30/2009	16.29	0.14	9.43	9.57	—	—

3/31/2009	40.10	0.33	(19.44)	(19.11)	—	(4.70)

3/31/2008	57.36	0.14	3.43	3.57	(1.27)	(19.56)

Institutional Class
11/30/2012	$28.58	$0.24	$4.15	$4.39	$(0.37)	$—

11/30/2011	31.45	0.37	(2.74)	(2.37)	(0.50)	—

11/30/2010	26.91	0.24	4.94	5.18	(0.64)	—

4/1/2009** – 11/30/2009	16.93	0.17	9.81	9.98	—	—

3/31/2009	41.28	0.34	(19.99)	(19.65)	—	(4.70)

3/31/2008	57.63	0.39	3.17	3.56	(0.35)	(19.56)

Administrative Class
11/30/2012	$28.34	$0.57	$3.64	$4.21	$(0.28)	$—

11/30/2011	31.37	0.24	(2.70)	(2.46)	(0.57)	—

4/12/2010* – 11/30/2010	28.30	0.09	2.98	3.07	—	—

*	Commencement of operations.
**	On November 13, 2009, the Board of Trustees approved a change in the Fund’s fiscal year from March 31 to November 30.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Income dividends and capital gain distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Less than $(0.01) per share.
(e)	Ratio of expenses to average net assets net of reimbursement/recoupment offset was 1.41%, 1.17% and 1.13% for the period ended November 30, 2009 and the years ended March 31, 2009 and March 31, 2008, respectively.
(f)	Ratio of expenses to average net assets net of reimbursement/recoupment offset was 1.26%, 1.01% and 1.00% for the period ended November 30, 2009 and the years ended March 31, 2009 and March 31, 2008, respectively.

282	Allianz Multi-Strategy Funds

				Ratio of		Ratio of
				Expenses to		Expenses to		Ratio of Net
				Average Net		Average Net		Investment
Total	Net Asset		Net Assets,	Assets with		Assets without		Income (Loss)
Dividends and	Value, End of		End of Period	Fee Waiver/		Fee Waiver/		to Average		Portfolio
Distributions	Period	Total Return (b)	(000s)	Reimbursement		Reimbursement		Net Assets		Turnover Rate

$(0.64)	$31.89	15.13%	$2,773	1.50%		1.76%		0.53%		117%

(0.61)	28.31	(8.03)	4,103	1.60		1.83		0.40		66

—	31.36	10.81	97	1.66	(c)	1.70	(c)	(0.07	)(c)	57

$(0.23)	$31.75	14.26%	$531	2.26%		2.37%		(0.24)%		117%

(0.55)	28.01	(8.75)	455	2.34		2.86		0.19		66

—	31.22	10.32	176	2.44	(c)	2.48	(c)	(1.23	)(c)	57

$ —(d )	$32.60	15.07%	$112	1.56%		5.66%		0.77%		117%

(0.58)	28.33	(8.08)	1,440	1.61		2.83		0.22		66

—	31.37	10.85	38	1.66	(c)	1.83	(c)	0.22	(c)	57

$(0.20)	$32.25	14.86%	$12	1.74%		1.90%		0.26%		117%

(0.51)	28.27	(8.32)	10	1.82		1.84		0.51		66

—	31.32	10.67	11	1.91	(c)	2.35	(c)	0.27	(c)	57

$(0.19)	$31.92	15.32%	$28,996	1.31%		1.52%		0.68%		117%

(0.12)	27.86	(7.86)	34,772	1.32		1.47		0.95		66

(0.16)	30.35	18.12	46,636	1.37		1.77		0.74		57

—	25.86	58.75	66,137	1.41	(c)	1.41	(c)(e)	0.90	(c)	64

(4.70)	16.29	(48.16)	39,680	1.44		1.44	(e)	1.14		106

(20.83)	40.10	2.74	113,239	1.44		1.44	(e)	0.26		86

$(0.37)	$32.60	15.50%	$88,301	1.20%		1.38%		0.80%		117%

(0.50)	28.58	(7.74)	84,026	1.20		1.34		1.14		66

(0.64)	31.45	18.22	89,186	1.23		1.70		0.86		57

—	26.91	58.95	14,224	1.26	(c)	1.26	(c)(f)	1.09	(c)	64

(4.70)	16.93	(48.08)	6,828	1.29		1.29	(f)	1.27		106

(19.91)	41.28	2.90	8,213	1.27		1.27	(f)	0.57		86

$(0.28)	$32.27	14.96%	$12	1.56%		1.64%		1.94%		117%

(0.57)	28.34	(8.09)	10	1.57		1.59		0.75		66

—	31.37	10.85	11	1.66	(c)	2.04	(c)	0.53	(c)	57

Prospectus	283

Financial Highlights (continued)

	Net Asset		Net Realized		Dividends
	Value,		and Change	Total from	from Net
	Beginning	Net Investment	in Unrealized	Investment	Investment
For a share outstanding for the period ended:	of Period	Income (Loss) (a)	Gain (Loss)	Operations	Income

AllianzGI Redwood:
Class A
11/30/2012	$14.46	$— (c)	$0.72	$0.72	$—

12/27/2010* – 11/30/2011	15.00	(0.07)	(0.47)	(0.54)	—

Class C
11/30/2012	$14.36	$(0.13)	$0.72	$0.59	$—

12/27/2010* – 11/30/2011	15.00	(0.20)	(0.44)	(0.64)	—

Class D
11/30/2012	$14.46	$(0.03)	$0.74	$0.71	$—

12/27/2010* – 11/30/2011	15.00	(0.08)	(0.46)	(0.54)	—

Class P
11/30/2012	$14.49	$0.02	$0.73	$0.75	$—

12/27/2010* – 11/30/2011	15.00	(0.01)	(0.50)	(0.51)	—

Institutional Class
11/30/2012	$14.50	$0.03	$0.74	$0.77	$—

12/27/2010* – 11/30/2011	15.00	(0.03)	(0.47)	(0.50)	—

AllianzGI Short Duration High Income:
Class A
11/30/2012	$15.32	$0.64	$0.68	$1.32	$(0.67)

10/3/2011* – 11/30/2011	15.00	0.12	0.25	0.37	(0.05)

Class C
11/30/2012	$15.31	$0.58	$0.64	$1.22	$(0.59)

10/3/2011* – 11/30/2011	15.00	0.10	0.25	0.35	(0.04)

Class D
11/30/2012	$15.32	$0.65	$0.67	$1.32	$(0.67)

10/3/2011* – 11/30/2011	15.00	0.12	0.25	0.37	(0.05)

Class P
11/30/2012	$15.32	$0.66	$0.68	$1.34	$(0.70)

10/3/2011* – 11/30/2011	15.00	0.10	0.28	0.38	(0.06)

Institutional Class
11/30/2012	$15.32	$0.70	$0.67	$1.37	$(0.70)

10/3/2011* – 11/30/2011	15.00	0.11	0.27	0.38	(0.06)

*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Income dividends and capital gain distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.
(c)	Less than $(0.01) per share.
(d)	Annualized.

284	Allianz Multi-Strategy Funds

			Ratio of		Ratio of
			Expenses to		Expenses to		Ratio of Net
			Average Net		Average Net		Investment
Net Asset		Net Assets,	Assets with		Assets without		Income (Loss)
Value, End of		End of Period	Fee Waiver/		Fee Waiver/		to Average		Portfolio
Period	Total Return (b)	(000s)	Reimbursement		Reimbursement		Net Assets		Turnover Rate

$15.18	4.98%	$1,791	1.64%		3.57%		(0.02)%		88%

14.46	(3.60)	1,414	1.75	(d)	4.87	(d)	(0.49	)(d)	107

$14.95	4.11%	$50	2.50%		4.50%		(0.87)%		88%

14.36	(4.27)	46	2.50	(d)	5.77	(d)	(1.42	)(d)	107

$15.17	4.91%	$88	1.75%		10.67%		(0.22)%		88%

14.46	(3.60)	467	1.75	(d)	5.92	(d)	(0.58	)(d)	107

$15.24	5.18%	$138	1.50%		3.48%		0.15%		88%

14.49	(3.40)	167	1.50	(d)	5.23	(d)	(0.07	)(d)	107

$15.27	5.31%	$7,888	1.40%		3.30%		0.22%		88%

14.50	(3.33)	7,392	1.40	(d)	4.69	(d)	(0.22	)(d)	107

$15.97	8.78%	$80,995	0.89%		1.09%		4.09%		51%

15.32	2.50	532	0.95	(d)	2.99	(d)	4.97	(d)	10

$15.94	8.18%	$28,567	1.29%		1.50%		3.73%		51%

15.31	2.36	1,245	1.70	(d)	3.72	(d)	4.26	(d)	10

$15.97	8.78%	$10,018	0.90%		1.18%		4.16%		51%

15.32	2.50	65	0.95	(d)	2.88	(d)	4.95	(d)	10

$15.96	8.91%	$52,932	0.70%		0.92%		4.24%		51%

15.32	2.50	10	0.70	(d)	2.84	(d)	4.22	(d)	10

$15.99	9.13%	$38,247	0.60%		0.89%		4.48%		51%

15.32	2.52	8,055	0.60	(d)	2.72	(d)	4.58	(d)	10

Prospectus	285

Additional Performance Information

As noted in the Fund Summaries above, this section contains additional information regarding the calculation of each Fund’s performance and the presentation of such performance (for certain recently-established Funds, once such performance becomes available). The Average Annual Total Returns Table in each Fund’s Fund Summary compares the Fund’s returns with those of at least one broad-based market index as well as a performance average of similar mutual funds as grouped by Lipper. The sub-sections below titled “Index Descriptions” and “Lipper Average Descriptions” describe the market indices and Lipper Inc. (“Lipper”) Averages that are used (or will be used) in each Fund Summary. The sub-section below titled “Share Class Performance” describes the calculation of each Fund’s class-by-class performance.

Index Descriptions.	The Barclays U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable, and dollar denominated. The index is composed of securities from the Barclays Capital Government/Credit Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index. It is generally considered to be representative of the domestic, investment-grade, fixed-rate, taxable bond market. It is not possible to invest directly in the index.

The Dow Jones Real Return Target Date, Dow Jones Real Return 2015, Dow Jones Real Return 2020, Dow Jones Real Return 2025, Dow Jones Real Return 2030, Dow Jones Real Return 2035, Dow Jones Real Return 2040, Dow Jones Real Return 2045, Dow Jones Real Return 40+, Dow Jones Real Return 2050 and Dow Jones Real Return Today Indices are each a composite of other indexes. The sub-indexes represent traditional stocks and bonds in addition to real return assets such as inflation-linked bonds, commodities and real estate securities that are considered to potentially counterbalance inflation. The component asset classes are weighted within each index to reflect a targeted level of risk at the beginning and end of the investment horizon. Over time, the weights are adjusted based on predetermined formulas to systematically reduce the level of potential risk as the index’s maturity date approaches. It is not possible to invest directly in an index.

The BofA Merrill Lynch 3-Month U.S. T-Bill Index tracks the performance of the 3-month U.S. Treasury Market.

The BofA Merrill Lynch 1-3 Year BB U.S. Cash Pay High Yield Index is a subset of The BofA Merrill Lynch U.S. Cash Pay High Yield Index including all securities with a remaining term to final maturity less than 3 years and rated BB1 through BB3, inclusive. The BofA Merrill Lynch U.S. Cash Pay High Yield Index tracks the performance of U.S. dollar denominated below investment grade corporate debt, currently in a coupon paying period, that is publicly issued in the U.S. domestic market.

The BofA Merrill Lynch All Convertibles Index is an unmanaged index market comprised of convertible bonds and preferred securities. It is not possible to invest directly in an index.

The BofA Merrill Lynch High Yield Master II Index is an unmanaged index consisting of U.S. dollar denominated bonds that are issued in countries having a BBB3 or higher debt rating with at least one year remaining until maturity. All bonds must have a credit rating below investment grade but not in default. It is not possible to invest directly in an index.

The MSCI All Country (“AC”) World Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 45 country indices comprising 24 developed and 21 emerging market country indices. It is not possible to invest directly in the index. Performance data shown for the index is net of dividend tax withholding.

The MSCI China Index is a free float-adjusted market capitalization-weighted index of Chinese equities that includes China-affiliated corporations (“Red-chips” or “P-chips”) and China-incorporated corporations listed as “H-shares” on the Hong Kong Exchange or listed as B-shares on the Shanghai and Shenzhen exchanges. It is not possible to invest directly in the index. Performance data shown for the index is net of dividend tax withholding.

The MSCI EAFE Small Cap Index captures small cap representation across Developed Markets countries around the world, excluding the United States and Canada.

The MSCI Europe Australasia Far East (“EAFE”) Index is an unmanaged index of over 900 companies, and is a generally accepted benchmark for major overseas markets. Index weightings represent the relative capitalizations of those markets included in the index on a U.S. Dollar adjusted basis. It is not possible to invest directly in the index. Performance data shown for the index is net of dividend tax withholding.

The MSCI World ex-US Small Cap Index captures small cap representation across 23 of 24 Developed Markets (DM) countries (excluding the United States). It is not possible to invest directly in the index. Performance data shown for the index is calculated net of dividend tax withholding.

286	Allianz Multi-Strategy Funds

The MSCI World Index is a free float-adjusted market capitalization index that is designed to measure global developed-market equity performance. It is not possible to invest directly in the index. Performance data shown for the index is net of dividend tax withholding.

The Russell 2000 Growth Index is an unmanaged index composed of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth sales. It is not possible to invest directly in the index.

The Russell Microcap Growth Index measures the performance of the microcap growth segment of the U.S. Equity market. In includes those Russell Microcap Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in the index.

The S&P 500 Index is an unmanaged market generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market. It is not possible to invest directly in the index.

The S&P Global Water Index is comprised of 50 of the largest publicly traded companies in water-related businesses that meet specific invest ability requirements. The Index is designed to provide liquid exposure to the leading publicly-listed companies in the global water industry, from both developed markets and emerging markets. It is not possible to invest directly in an index.

The S&P Developed Ex-US Small Cap Growth Index covers those small capitalization companies in each country that exhibit the characteristics of growth.

Lipper Average Descriptions.	The Lipper China Region Funds Average is a total return performance average of funds tracked by Lipper, Inc. that includes funds that concentrate their investments in equity securities whose primary trading markets or operations are concentrated in the China region (China, Taiwan and Hong Kong) or in a single country within this region. It does not take into account sales charges.

The Lipper Convertible Securities Funds Average is a total return performance average of funds tracked by Lipper, Inc. that, by portfolio practice, invest primarily in convertible bonds and/or convertible preferred stock. It does not take into account sales charges.

The Lipper Equity Market Neutral Funds Average is a total return performance average of funds tracked by Lipper that, by portfolio practice, seek to employ strategies generating consistent returns in both up and down markets by selecting positions with a total net market exposure of zero.

The Lipper Global Equity Income Funds Average is a total return performance average of funds tracked by Lipper, Inc. that by prospectus language and portfolio practice seek relatively high current income and growth of income by investing at least 65% of their portfolio in dividend-paying equity securities of domestic and foreign companies. It does not take into account sales charges.

The Lipper Global Flexible Portfolio Funds Average is a total return performance average of funds tracked by Lipper, Inc. that allocate their investments across various asset classes, including both domestic and foreign stocks, bonds, and money market instruments, with a focus on total return. At least 25% of their portfolio is invested in securities traded outside of the United States. It does not take into account sales charges.

The Lipper Global Multi-Cap Value Funds Average is a total return performance average of funds tracked by Lipper, Inc. that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Global multi-cap value funds typically have a below-average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P/Citigroup BMI. It does not take into account sales charges.

The Lipper Global Natural Resources Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest primarily in the equity securities of domestic and foreign companies engaged in the exploration, development, production, or distribution of natural resources (including oil, natural gas, and base minerals) and/or alternative energy sources (including solar, wind, hydro, tidal, and geothermal). It does not take into account sales charges.

The Lipper High Yield Funds Average is a total return performance average of funds tracked by Lipper, Inc. that, by portfolio practice, aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower-grade debt issues. It does not take into account sales charges.

The Lipper Large-Cap Core Funds Average is a total return performance average of funds tracked by Lipper, Inc. that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s USDE large-cap floor. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index. It does not take into account sales charges.

Prospectus	287

The Lipper International Multi-Cap Value Funds Average is a total return performance average of funds tracked by Lipper, Inc. that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. International multi-cap value funds typically have a below-average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P/Citigroup World ex-U.S. BMI. It does not take into account sales charges.

The Lipper Mixed-Asset Target 2015 Funds Average is a total return performance average of funds tracked by Lipper, Inc. that, seek to maximize assets for retirement or other purposes with an expected time horizon from January 1, 2011, to December 31, 2015. It does not take into account sales charges.

The Lipper Mixed-Asset Target 2020 Funds Average is a total return performance average of funds tracked by Lipper, Inc. that, seek to maximize assets for retirement or other purposes with an expected time horizon from January 1, 2016, to December 31, 2020. It does not take into account sales charges.

The Lipper Mixed-Asset Target 2030 Funds Average is a total return performance average of funds tracked by Lipper, Inc. that, seek to maximize assets for retirement or other purposes with an expected time horizon from January 1, 2026, to December 31, 2030. It does not take into account sales charges.

The Lipper Mixed-Asset Target 2040 Funds Average is a total return performance average of funds tracked by Lipper, Inc. that, seek to maximize assets for retirement or other purposes with an expected time horizon from January 1, 2036, to December 31, 2040. It does not take into account sales charges.

The Lipper Mixed-Asset Target 2050+ Funds Average is a total return performance average of funds tracked by Lipper, Inc. that, seek to maximize assets for retirement or other purposes with an expected time horizon exceeding December 31, 2045. It does not take into account sales charges.

The Lipper Mixed-Asset Target 2025 Funds Average is a total return performance average of funds tracked by Lipper, Inc. that seek to maximize assets for retirement or other purposes with an expected time horizon from January 1, 2021 to December 31, 2025. It does not take into account sales charges.

The Lipper Mixed-Asset Target 2035 Funds Average is a total return performance average of funds tracked by Lipper, Inc. that seek to maximize assets for retirement or other purposes with an expected time horizon from January 1, 2031 to December 31, 2035. It does not take into account sales charges.

The Lipper Mixed-Asset Target 2045 Funds Average is a total return performance average of funds tracked by Lipper, Inc. that seek to maximize assets for retirement or other purposes with an expected time horizon from January 1, 2041 to December 31, 2045. It does not take into account sales charges.

The Lipper Mixed-Asset Target Today Funds Average is a total return performance average of funds tracked by Lipper, Inc. that, by portfolio practice, maintain a conservative mix of equity, bonds, cash, and cash equivalents designed to provide income to investors who are in or close to retirement. It does not take into account sales charges.

The Lipper Multi-Cap Core Funds Average is a total return performance average of funds tracked by Lipper, Inc. that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap core funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index. It does not take into account sales charges.

The Lipper Small-Cap Core Funds Average is a total return performance average of funds tracked by Lipper, Inc. that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s USDE small-cap ceiling. Small-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index. It does not take into account sales charges.

The Lipper Small-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper, Inc. that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s USDE small-cap ceiling. Small-cap growth funds typically have an above average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index. It does not take into account sales charges.

Share Class Performance	Information about a Fund’s performance is based on that Fund’s (or its predecessor’s) record to a recent date and is not intended to indicate future performance. Investment results of the Funds will fluctuate over time, and any representation of the Funds’ total return or yield for any prior period should not be considered as a representation of what an investor’s total return or yield may be in any future period. The Trust’s annual and

288	Allianz Multi-Strategy Funds

semi-annual reports to shareholders contain additional performance information for the Funds and are available upon request, without charge, by calling the telephone numbers listed at the end of this Prospectus. As discussed in the SAI, and in this Prospectus, several of the Funds have had adviser and sub-adviser changes during the periods for which performance is shown. The same or other Funds may have changed their investment objectives, policies and/or strategies during such periods. Those Funds would not necessarily have achieved the results shown under their current investment management arrangements and/or investment objectives, policies and strategies.

For Funds listed in the tables below, Institutional Class, Class P, Class D and Administrative Class total return presentations in the Fund Summaries for periods prior to the Inception Date of a particular class reflect the prior performance of an older share class of the Fund and/or a predecessor fund adjusted to reflect the operating expenses applicable to Institutional Class, Class P, Administrative Class and Class D shares. These include 12b-1 distribution and servicing fees, which are not paid by the Institutional Class or Class P and are paid by the Administrative Class (at a maximum rate of 0.25% per annum) and may be paid by Class D (at a maximum rate of 0.25% per annum). Please see the Fund Summaries and “Management of the Funds” in this Prospectus above for more detailed information about each Fund’s fees and expenses.

The following table sets forth the inception dates of the classes of shares of the AllianzGI Global Allocation Fund (the “Global Allocation Fund”). The Global Allocation Fund reorganized on May 4, 2009, when Allianz Global Investors Multi-Style Fund (the “Predecessor Fund”) merged into the Global Allocation Fund by transferring substantially all of its assets and liabilities to the Global Allocation Fund in exchange for shares of the Global Allocation Fund. For periods prior to May 4, 2009, total return presentations for periods prior to the Inception Date of a class reflect the prior performance of Institutional Class shares of the Predecessor Fund and prior to its inception, Class A shares of the Predecessor Fund, adjusted as described above.

Fund	Inception Date of Fund	Class	Inception Date of Class
Global Allocation Fund	9/30/1998	Institutional	5/4/2009

		P	5/4/2009

		Administrative	5/4/2009

		D	5/4/2009

The following table sets forth the inception dates of the classes of shares of certain Funds. The AllianzGI Convertible, AllianzGI High Yield Bond, AllianzGI International Small-Cap, AllianzGI Micro Cap, AllianzGI Ultra Micro Cap and AllianzGI U.S. Emerging Growth Funds were each series of Nicholas-Applegate Institutional Funds prior to their reorganizations as Funds of the Trust on April 12, 2010. Accordingly, “Inception Date of Fund” for these Funds refers to the inception date of their Nicholas-Applegate predecessor series. The Nicholas-Applegate predecessor series of each of these Funds did not offer shares corresponding to the Funds’ Class P (except for AllianzGI Convertible and AllianzGI International Small-Cap Funds), Administrative Class or Class D shares. For periods prior to the “Inception Date” of a particular class of the AllianzGI Micro Cap Fund, the AllianzGI Ultra Micro Cap Fund and the AllianzGI U.S. Emerging Growth Fund but following the Fund’s reorganization, total return presentations in the Fund Summary are based on the prior performance of Institutional Class shares of the Fund, which are offered in a different prospectus. For periods prior to the reorganizations of the AllianzGI Convertible, AllianzGI High Yield Bond, AllianzGI Micro Cap, AllianzGI Ultra Micro Cap and AllianzGI U.S. Emerging Growth Funds, total return presentations in the Fund Summaries for the class are based on the historical performance of the Class I shares of the Nicholas-Applegate U.S. Convertible, Nicholas-Applegate U.S. High Yield Bond, Nicholas-Applegate U.S. Micro Cap, Nicholas-Applegate U.S. Ultra Micro Cap and Nicholas-Applegate U.S. Emerging Growth Funds, respectively. For periods prior to the reorganization of the AllianzGI International Small-Cap Fund, total return presentations in the Fund’s Fund Summary are based on the historical performance of the Class II shares (and Class I shares prior to the inception of Class II) of the Nicholas-Applegate International Growth Opportunities Fund (except for the Fund’s Class P shares, for which total return presentations are based solely on Class I).

Prospectus	289

Fund	Inception Date of Fund	Class	Inception Date of Class
AllianzGI Convertible Fund	4/19/1993	Institutional	4/12/2010

		P	6/7/2010

		Administrative	4/12/2010

		D	4/12/2010

AllianzGI High Yield Bond Fund	7/31/1996	Institutional	4/12/2010

		P	4/12/2010

		Administrative	4/12/2010

		D	4/12/2010

AllianzGI International Small-Cap Fund	12/31/1997	Institutional	4/12/2010

		P	4/12/2010

		Administrative	4/12/2010

		D	4/12/2010

AllianzGI Micro Cap Fund	7/12/1995	Institutional	4/12/2010

		P	12/27/2010

AllianzGI Ultra Micro Cap Fund	1/28/2008	Institutional	4/12/2010

		P	12/27/2010

AllianzGI U.S. Emerging Growth Fund	10/1/1993	Institutional	4/12/2010

		P	12/20/2010

		D	12/20/2010

290	Allianz Multi-Strategy Funds

Allianz Multi-Strategy Funds	INVESTMENT MANAGER
Allianz Global Investors Fund Management LLC, 1633 Broadway, New York, NY 10019

SUB-ADVISERS
Allianz Global Investors U.S. LLC, Fuller & Thaler Asset Management Inc., NFJ Investment Group LLC

DISTRIBUTOR
Allianz Global Investors Distributors LLC, 1633 Broadway, New York, NY 10019

CUSTODIAN
State Street Bank & Trust Co., 801 Pennsylvania Avenue, Kansas City, MO 64105

TRANSFER AGENT
Boston Financial Data Services, Inc., 330 W. 9th Street, 5th Floor, Kansas City, MO 64105

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York 10017

LEGAL COUNSEL
Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199

For further information about the Allianz Multi-Strategy Funds and Allianz Funds call 1-800-498-5413 or visit our Web site at us.allianzgi.com.

Not part of the Prospectus.

The Trust’s Statement of Additional Information (“SAI”) and annual and semi-annual reports to shareholders include additional information about the Funds. The SAI and the financial statements included in the Funds’ most recent annual and semi-annual reports to shareholders are incorporated by reference into this Prospectus, which means they are part of this Prospectus for legal purposes. The Funds’ annual report discusses the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

You may get free copies of any of these materials, request other information about a Fund, make shareholder inquiries or access our 24 hour automated telephone response system by calling 1-800-498-5413 or by writing to:

Allianz Funds
1633 Broadway
New York, NY 10019

You may review and copy information about the Trust, including its SAI, at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. You may call the Commission at 1-202-551-8090 for information about the operation of the public reference room. You may also access reports and other information about the Trust on the EDGAR Database on the Commission’s Web site at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-1520. You may need to refer to the Trust’s file number under the Investment Company Act, which is 811-22167.

The Trust makes available its SAI and annual and semi-annual reports, free of charge, on our Web site at us.allianzgi.com. You can also visit our Web site for additional information about the Funds.

Investment Company Act File No. 811-22167	AZ839I_011614

Filed pursuant to Rule 497(e)
File Nos. 333-148624 and 811-22167

April 1, 2013 (as revised January 16, 2014)
Share Classes      Class A    Class B    Class C    Class R

Allianz Multi-Strategy Funds Prospectus

AllianzGI Behavioral Advantage Large Cap Fund
Class A	AZFAX
Class C	AZFCX

AllianzGI China Equity Fund
Class A	ALQAX
Class C	ALQCX

AllianzGI Convertible Fund
Class A	ANZAX
Class C	ANZCX
Class R	ANZRX

AllianzGI Disciplined Equity Fund
Class A	ARDAX
Class C	ARDCX

AllianzGI Dynamic Emerging Multi-Asset Fund
Class A	ADYAX
Class C	ADYCX

AllianzGI Global Allocation Fund
Class A	PALAX
Class B	PALBX
Class C	PALCX
Class R	AGARX

AllianzGI Global Fundamental Strategy Fund
Class A	AZDAX
Class C	AZDCX

AllianzGI Global Growth Allocation Fund
Class A	ASGAX
Class C	ASACX
Class R	ASFRX

AllianzGI Global Managed Volatility Fund
Class A	AVYAX
Class C	AVYCX

AllianzGI Global Water Fund
Class A	AWTAX
Class C	AWTCX

AllianzGI High Yield Bond Fund
Class A	AYBAX
Class C	AYBCX
Class R	AYBRX

AllianzGI International Small-Cap Fund
Class A	AOPAX
Class C	AOPCX
Class R	ALORX

AllianzGI Micro Cap Fund
Class A	GMCAX

AllianzGI Multi-Asset Real Return Fund
Class A	ALRAX
Class C	ALLCX

AllianzGI NFJ Emerging Markets Value Fund
Class A	AZMAX
Class C	AZMCX

AllianzGI NFJ Global Dividend Value Fund
Class A	ANUAX
Class C	ANUCX

AllianzGI NFJ International Small-Cap Value Fund
Class A	AJVAX
Class C	AJVCX

AllianzGI NFJ International Value II Fund
Class A	NFJAX
Class C	NFJCX

AllianzGI Redwood Fund
Class A	ARRAX
Class C	ARRCX

AllianzGI Retirement 2015 Fund
Class A	AZGAX
Class C	AZGCX
Class R	AZGRX

AllianzGI Retirement 2020 Fund
Class A	AGLAX
Class C	ABSCX
Class R	AGLRX

AllianzGI Retirement 2025 Fund
Class A	GVSAX
Class R	GVSRX

AllianzGI Retirement 2030 Fund
Class A	ABLAX
Class C	ABLCX
Class R	ABLRX

AllianzGI Retirement 2035 Fund
Class A	GVRAX
Class R	GVRRX

AllianzGI Retirement 2040 Fund
Class A	AVSAX
Class C	AVSCX
Class R	AVSRX

AllianzGI Retirement 2045 Fund
Class A	GBVAX
Class R	GBVRX

AllianzGI Retirement 2050 Fund
Class A	ASNAX
Class C	ASNCX
Class R	ASNRX

AllianzGI Retirement 2055 Fund
Class A	GLIAX
Class R	GLLRX

AllianzGI Retirement Income Fund
Class A	AGRAX
Class C	ARTCX
Class R	ASRRX

AllianzGI Short Duration High Income Fund
Class A	ASHAX
Class C	ASHCX

AllianzGI Structured Alpha Fund
Class A	AZIAX
Class C	AZICX

AllianzGI Ultra Micro Cap Fund
Class A	GUCAX

AllianzGI U.S. Emerging Growth Fund
Class A	AEGAX
Class C	AEGCX
Class R	AEGRX

AllianzGI U.S. Equity Hedged Fund
Class A	AZUAX
Class C	AZUCX

As with other mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Allianz Multi-Strategy Funds Prospectus

The Prospectus explains what you should know about each Fund (together, the “Funds”) of Allianz Funds Multi-Strategy Trust (the “Trust”) before you invest. Please read it carefully.

AllianzGI Behavioral Advantage Large Cap Fund

Investment Objective	The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of eligible funds that are part of the family of mutual funds sponsored by Allianz. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 218 of the Fund’s prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed	Maximum Contingent Deferred Sales Charge (CDSC) (Load)
Share Class	on Purchases (as a percentage of offering price)	(as a percentage of the lower of original purchase price or NAV)(1)

Class A	5.50%	1%

Class C	None	1%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

						Total Annual
						Fund Operating
		Distribution		Total Annual		Expenses After
	Management	and/or Service	Other	Fund Operating	Expense	Expense
Share Class	Fees	(12b-1) Fees	Expenses	Expenses	Reductions(2)	Reductions(2)

Class A	0.40%	0.25%	2.11%	2.76%	(1.93)%	0.83%

Class C	0.40	1.00	2.22	3.62	(2.05)	1.57

(1) For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase. For Class C shares, the CDSC is imposed only on shares redeemed in the first year.

(2) Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by the Manager to waive its management fee and/or reimburse the Fund through March 31, 2014 to the extent that Total Annual Fund Operating Expenses, excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed 0.83% for Class A shares and 1.57% for Class C shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years

Class A	$630	$1,186	$1,767	$3,336	$630	$1,186	$1,767	$3,336

Class C	260	919	1,699	3,746	160	919	1,699	3,746

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate for the fiscal year ended November 30, 2012 was 76% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies	The Fund seeks to achieve its objective by investing at least 80% of its net assets (plus borrowings for investment purposes) in common stocks of large capitalization companies based in the U.S. For purposes of this policy, the Fund currently considers a company to be a large capitalization U.S.-based company if it is in the top 1,000 largest U.S.-based companies ranked by market capitalization (i.e., market capitalization of between $1.86 billion and $414.46 billion as of February 28, 2013). As the portfolio managers’ initial investment universe generally consists of stocks of the top 1,500 companies ranked by market capitalization based in the U.S., a portion (though typically less than 20%) of the Fund’s assets will be invested in companies ranked between the 1,001st and the 1,500th largest by market capitalization (i.e., between $810 million and $1.86 billion as of February 28, 2013). The Fund considers a company to be based in the U.S. if it is publicly traded in the U.S. and it satisfies one additional criteria: it is incorporated in the U.S., it is headquartered in the U.S., its reported assets are primarily located in the U.S., or it derives the majority of its revenue from the U.S.

Prospectus	1

AllianzGI Behavioral Advantage Large Cap Fund (continued)

The Fund seeks to achieve its investment objective by building a diversified portfolio of large capitalization U.S. stocks in a disciplined process that applies Fuller & Thaler’s proprietary research into stock market movements and behavioral finance. This proprietary research seeks to assess the extent to which investors may be over- or under-reacting to information that is, or is perceived as, important to the market price of publicly traded stocks. The portfolio managers seek to exploit behavioral biases on the part of investors that may cause the market to under-react to new, positive information concerning a company or, conversely, to over-react to negative information. The portfolio managers believe that mispricing opportunities exist due to persistent behavioral biases that exist in the way investors form expectations about the future outlook for individual stocks.

The portfolio managers apply a bottom-up investment process, beginning with a universe of the largest approximately 1,500 stocks of companies based in the U.S., and selecting approximately 400-500 stocks based on selected accounting and other measures and evidence that suggests which stocks are likely to be mispriced due to over- or under-reaction by investors to information that is, or is perceived as, important to the market price, as well as the application of proprietary mathematical techniques to estimate the degree to which individual stocks may be mispriced due to investor behavioral biases. The portfolio managers then review the portfolio’s characteristics relative to its benchmark, which is currently the S&P 500 Index. Thus the portfolio managers’ strategy begins with accounting and other measures and then overlays with behavioral weighting adjustments.

The Fund may also invest a portion of its assets in real estate investment trusts (REITs).

The Fund may utilize stock index futures contracts, warrants and other derivative instruments. Although the Fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time. The Fund may also invest in exchange traded funds (ETFs). In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in cash and cash equivalents. The Fund may be less likely to achieve its investment objective when it does so.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first 3 risks):

Market Risk: The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Issuer Risk: The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Equity Securities Risk: Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Credit and Counterparty Risk: An issuer or counterparty may default on obligations.

Derivatives Risk: Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Focused Investment Risk: Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility.

Leveraging Risk: Instruments and transactions that constitute leverage magnify gains or losses and increase volatility.

Liquidity Risk: The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Management Risk: The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

REIT and Real Estate-Related Investment Risk: Adverse changes in the real estate markets may affect the value of REIT investments or real estate-linked derivatives.

Turnover Risk: High levels of portfolio turnover increase transaction costs and taxes and may lower investment performance.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a

2	Allianz Multi-Strategy Funds

AllianzGI Behavioral Advantage Large Cap Fund (continued)

deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of a broad-based market index and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, returns would be lower than those shown. Class C performance would be lower than Class A performance because of the lower expenses paid by Class A shares. Performance in the Average Annual Total Returns table reflects the impact of sales charges. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit us.allianzgi.com for more current performance information.

Calendar Year Total Returns — Class A

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

Highest 01/01/2012–03/31/2012	14.47%

Lowest 04/01/2012–06/30/2012	-0.16%

Average Annual Total Returns (for periods ended 12/31/12)

		Fund Inception
	1 Year	(9/8/11)

Class A — Before Taxes	13.41%	15.72%

Class A — After Taxes on Distributions	10.72%	13.51%

Class A — After Taxes on Distributions and Sale of Fund Shares	8.72%	12.13%

Class C	18.08%	19.89%

S&P 500 Index	16.00%	17.71%

Lipper Multi-Cap Core Funds Average	15.09%	12.14%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for other share classes will vary.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser Fuller & Thaler Asset Management, Inc. (“Fuller & Thaler”)

Portfolio Managers
Russell Fuller, CFA, Ph.D., founder, co-portfolio manager, president and CIO of Fuller & Thaler, has managed the Fund since 2011.

Raife Giovinazzo, CFA, Ph.D., portfolio manager and director of research at Fuller & Thaler, has managed the Fund since 2013.

Prospectus	3

AllianzGI Behavioral Advantage Large Cap Fund (continued)

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s distributor by mail (Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050), as further described in the Fund’s prospectus and SAI. To avoid delays in a purchase or redemption, please call 1-800-988-8380 with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Class A and Class C shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker- Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

4	Allianz Multi-Strategy Funds

AllianzGI China Equity Fund

Investment Objective	The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of eligible funds that are part of the family of mutual funds sponsored by Allianz. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 218 of the Fund’s prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed	Maximum Contingent Deferred Sales Charge (CDSC) (Load)
Share Class	on Purchases (as a percentage of offering price)	(as a percentage of the lower of original purchase price or NAV)(1)

Class A	5.50%	1%

Class C	None	1%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

						Total Annual
						Fund Operating
		Distribution		Total Annual		Expenses After
	Management	and/or Service	Other	Fund Operating	Expense	Expense
Share Class	Fees	(12b-1) Fees	Expenses	Expenses	Reductions(2)	Reductions(2)

Class A	1.10%	0.25%	5.19%	6.54%	(4.81)%	1.73%

Class C	1.10	1.00	6.36	8.46	(5.90)	2.56

(1) For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase. For Class C shares, the CDSC is imposed only on shares redeemed in the first year.

(2) Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by the Manager to irrevocably waive its management fee and/or reimburse the Fund through March 31, 2014, to the extent that Total Annual Fund Operating Expenses, excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed 1.73% for Class A shares and 2.56% for Class C shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years

Class A	$716	$1,973	$3,192	$6,077	$716	$1,973	$3,192	$6,077

Class C	359	1,933	3,493	6,945	259	1,933	3,493	6,945

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate for the fiscal year ended November 30, 2012 was 36% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies	The Fund seeks to achieve its objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of Chinese companies. The portfolio managers consider “Chinese companies” as those companies that (i) are incorporated in mainland China, (ii) derive at least 50% of their revenue or profits from business activities in mainland China, or (iii) maintain at least 50% of their assets in mainland China. Under normal circumstances, the Fund will invest primarily in Chinese companies that are incorporated in mainland China and listed on the Hong Kong Stock Exchange (commonly referred to as “H-shares”) or those that are incorporated internationally and listed on the Hong Kong Stock Exchange (commonly referred to as “Red-chips”), though the Fund may invest in Chinese companies listed on exchanges in other countries, such as Singapore or the United States. Under normal circumstances, no more than 20% of the Fund’s assets will be invested in Chinese companies listed on the Shanghai and Shenzhen Stock Exchanges as A-shares (which are denominated in Renminbi, mainland China’s currency) or B-shares (which are

Prospectus	5

AllianzGI China Equity Fund (continued)

denominated in the United States dollar or the Hong Kong dollar). The Fund may invest in securities of companies with any size market capitalization and may invest without limit in emerging market securities. The portfolio managers use a disciplined, bottom-up security selection methodology in an attempt to enhance returns for the portfolio and seek to identify investment opportunities based on fundamental analysis. The portfolio managers focus on growth securities that they believe are trading at reasonable valuations, securities with positive transformations (e.g., re-ratings, or earning surprises) and securities that they believe have turn-around potential. The Fund is “non-diversified,” which means that it may invest a significant portion of its assets in a relatively small number of issuers, which may increase risk. In addition to equity securities (such as preferred stocks, convertible securities and warrants), the Fund may invest in securities issued in initial public offerings (IPOs), and may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. Although the Fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first 7 risks):

Market Risk: The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Issuer Risk: The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Equity Securities Risk: Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

China-Related Risk: Because the Fund focuses its investments in Chinese companies, it is particularly affected by events or factors relating to China, which may increase risk and volatility.

Non-U.S. Investment Risk: Non-U.S. securities markets and issuers may be more volatile, smaller, less liquid, less transparent and subject to less oversight, particularly in emerging markets.

Focused Investment Risk: Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility.

Emerging Markets Risk: Non-U.S. investment risk may be particularly high to the extent that the Fund invests in emerging market securities. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries.

Credit and Counterparty Risk: An issuer or counterparty may default on obligations.

Currency Risk: The values of non-U.S. securities may fluctuate with currency exchange rates and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.

Derivatives Risk: Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

IPO Risk: Securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility.

Leveraging Risk: Instruments and transactions that constitute leverage magnify gains or losses and increase volatility.

Liquidity Risk: The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Management Risk: The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

Smaller Company Risk: Securities issued by smaller companies may be more volatile and present increased liquidity risk relative to securities issued by larger companies.

Turnover Risk: High levels of portfolio turnover increase transaction costs and taxes and may lower investment performance.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a

6	Allianz Multi-Strategy Funds

AllianzGI China Equity Fund (continued)

deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of a broad-based market index and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, returns would be lower than those shown. Class C performance would be lower than Class A performance because of the lower expenses paid by Class A shares. Performance in the Average Annual Total Returns table reflects the impact of sales charges. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit us.allianzgi.com for more current performance information.

Calendar Year Total Returns — Class A

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

Highest 10/01/2012–12/31/2012	12.61%

Lowest 07/01/2011–09/30/2011	-26.33%

Average Annual Total Returns (for periods ended 12/31/12)

		Fund Inception
	1 Year	(6/7/10)

Class A — Before Taxes	13.30%	5.47%

Class A — After Taxes on Distributions	12.76%	3.38%

Class A — After Taxes on Distributions and Sale of Fund Shares	8.64%	3.45%

Class C	17.84%	7.09%

MSCI China Index	22.75%	6.17%

Lipper China Region Funds Average	18.46%	4.25%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for other share classes will vary.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser Allianz Global Investors U.S. LLC (“AllianzGI U.S.”)

Portfolio Manager
Christina Chung, CFA, senior portfolio manager, has managed the Fund since 2010.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s distributor by mail (Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050), as further described in the Fund’s prospectus and SAI. To avoid delays in a purchase or redemption, please call 1-800-988-8380 with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Class A and Class C shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50.

Prospectus	7

AllianzGI China Equity Fund (continued)

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker- Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

8	Allianz Multi-Strategy Funds

AllianzGI Convertible Fund

Investment Objective	The Fund seeks maximum total return, consisting of capital appreciation and current income.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of eligible funds that are part of the family of mutual funds sponsored by Allianz. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 218 of the Fund’s prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed	Maximum Contingent Deferred Sales Charge (CDSC) (Load)
Share Class	on Purchases (as a percentage of offering price)	(as a percentage of the lower of original purchase price or NAV)(1)

Class A	5.50%	1%

Class C	None	1%

Class R	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

		Distribution		Total Annual
	Management	and/or Service	Other	Fund Operating
Share Class	Fees	(12b-1) Fees	Expenses	Expenses

Class A	0.57%	0.25%	0.19%	1.01%

Class C	0.57	1.00	0.19	1.76

Class R	0.57	0.50	0.29	1.36

(1) For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase. For Class C shares, the CDSC is imposed only on shares redeemed in the first year.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years

Class A	$647	$854	$1,077	$1,718	$647	$854	$1,077	$1,718

Class C	279	554	954	2,073	179	554	954	2,073

Class R	138	431	745	1,635	138	431	745	1,635

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate for the fiscal year ended November 30, 2012 was 108% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies	The Fund seeks to achieve its objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in convertible securities, which include, but are not limited to, corporate bonds, debentures, notes or preferred stocks and their hybrids that can be converted into (exchanged for) equity securities or other securities, such as warrants or options, which provide an opportunity for equity participation. The Fund may invest in securities of any size market capitalization or credit quality, and may from time to time invest a significant amount of its assets in securities of smaller companies. The Fund may also invest up to 20% of its net assets in nonconvertible debt securities rated below investment grade or unrated and determined to be of similar quality (“high-yield securities” or “junk bonds”). The Fund may also invest in securities issued by the U.S. government and its agencies and instrumentalities. The portfolio managers follow a disciplined, fundamental bottom-up research process, which facilitates the early identification of convertible securities issuers demonstrating the ability to improve their fundamental characteristics. The portfolio managers select issuers that exceed minimum fundamental metrics and exhibit the highest visibility of future expected operating performance. The fundamental research process generally includes: a breakdown of a company and its growth by division and region, including revenue model analysis; profit margin analysis; analysis of experience and quality of its management; industry dynamics and competitive analysis; distribution channel and supply chain analysis; and macroeconomic climate analysis. The portfolio managers seek to capture approximately 60-80% of

Prospectus	9

AllianzGI Convertible Fund (continued)

the upside performance of the underlying equities with 50% or less of the downside exposure. The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts, warrants and other derivative instruments. Although the Fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first 9 risks):

Market Risk: The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Issuer Risk: The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Convertible Securities Risk: Convertible securities are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

Interest Rate Risk: Fixed income securities may decline in value because of increases in interest rates.

Credit and Counterparty Risk: An issuer or counterparty may default on obligations.

Call Risk: A fixed-income security may be redeemed before maturity (“called”) below its current market price and a call may lead to the reinvestment of proceeds at a lower interest rate, or with higher credit risk or other less favorable characteristics.

Equity Securities Risk: Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

High Yield Risk: High-yield or junk bonds are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

Liquidity Risk: The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Derivatives Risk: Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Focused Investment Risk: Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility.

Leveraging Risk: Instruments and transactions that constitute leverage magnify gains or losses and increase volatility.

Management Risk: The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

Smaller Company Risk: Securities issued by smaller companies may be more volatile and present increased liquidity risk relative to securities issued by larger companies.

Turnover Risk: High levels of portfolio turnover increase transaction costs and taxes and may lower investment performance.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of a broad-based market index and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, returns would be lower than those shown. Class C and Class R performance would be lower than Class A performance because of the lower expenses paid by Class A shares. Performance in the Average Annual Total Returns table reflects the impact of sales charges. For periods prior to the inception date of a share class, performance information shown for such class may be based on the performance of an older class of shares that dates back to the Fund’s inception, as adjusted to reflect certain fees and expenses paid by the newer class. Similarly, for periods prior to a reorganization of the Fund, in which a predecessor fund was merged

10	Allianz Multi-Strategy Funds

AllianzGI Convertible Fund (continued)

into the Fund, the performance information is based on the performance of the predecessor fund, adjusted to reflect certain fees and expenses paid by the particular share class of the Fund. These adjustments generally result in estimated performance results for the newer class that are higher or lower than the actual results of the predecessor class and/or the predecessor fund, as the case may be, due to differing levels of fees and expenses paid. Details regarding the calculation of the Fund’s class-by-class performance, including a discussion of any performance adjustments, are provided under “Additional Performance Information” in the Fund’s prospectus and SAI. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit us.allianzgi.com for more current performance information.

Calendar Year Total Returns — Class A

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

Highest 07/01/2009–09/30/2009	14.92%

Lowest 10/01/2008–12/31/2008	-14.96%

Average Annual Total Returns (for periods ended 12/31/12)

				Fund Inception
	1 Year	5 Years	10 Years	(4/19/93)

Class A — Before Taxes	5.45%	3.88%	9.18%	9.69%

Class A — After Taxes on Distributions	4.75%	2.78%	7.77%	7.71%

Class A — After Taxes on Distributions and Sale of Fund Shares	3.53%	2.72%	7.32%	7.39%

Class C	9.74%	4.28%	8.99%	9.19%

Class R	11.22%	4.79%	9.52%	9.73%

BofA Merrill Lynch All Convertibles Index	14.96%	4.06%	7.31%	7.70%

Lipper Convertible Securities Funds Average	11.05%	2.50%	6.87%	8.11%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for other share classes will vary.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser Allianz Global Investors U.S. LLC (“AllianzGI U.S.”)

Portfolio Managers
Douglas G. Forsyth, CFA, portfolio manager, managing director and CIO Fixed Income US, has managed the Fund since 1994.

Justin Kass, portfolio manager and managing director, has managed the Fund since 2003.

Purchase and Sale of Fund Shares	As described under “How to Buy and Sell Shares” in the Fund’s prospectus, as of January 16, 2014, or such other date as determined by the President of the Trust, the Fund will not be available for purchase by new investors, with certain exceptions. Subject to those restrictions you may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s transfer agent by mail (Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA, 02266-8050), as further described in the Fund’s prospectus and SAI. To avoid delays in a purchase or redemption, please call 1-800-988-8380 with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New

Prospectus	11

AllianzGI Convertible Fund (continued)

York Stock Exchange is open for regular trading. For Class A and Class C shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50. For Class R shares, specified benefit plans may establish various minimum investment and account size requirements; ask your plan administrator for more information.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker- Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

12	Allianz Multi-Strategy Funds

AllianzGI Disciplined Equity Fund

Investment Objective	The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of eligible funds that are part of the family of mutual funds sponsored by Allianz. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 218 of the Fund’s prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed	Maximum Contingent Deferred Sales Charge (CDSC) (Load)
Share Class	on Purchases (as a percentage of offering price)	(as a percentage of the lower of original purchase price or NAV)(1)

Class A	5.50%	1%

Class C	None	1%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

						Total Annual
						Fund Operating
		Distribution		Total Annual		Expenses After
	Management	and/or Service	Other	Fund Operating	Expense	Expense
Share Class	Fees	(12b-1) Fees	Expenses	Expenses	Reductions(2)	Reductions(2)

Class A	0.60%	0.25%	0.53%	1.38%	(0.43)%	0.95%

Class C	0.60	1.00	0.61	2.21	(0.51)	1.70

(1) For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase. For Class C shares, the CDSC is imposed only on shares redeemed in the first year.

(2) Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by the Manager to irrevocably waive its management fee and/or reimburse the Fund through March 31, 2014, to the extent that Total Annual Fund Operating Expenses, excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed 0.95% for Class A shares and 1.70% for Class C shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years

Class A	$642	$923	$1,225	$2,081	$642	$923	$1,225	$2,081

Class C	273	642	1,138	2,504	173	642	1,138	2,504

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate for the fiscal year ended November 30, 2012 was 23% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies	The Fund seeks to achieve its objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities and equity-related instruments. The Fund invests primarily in U.S. companies with market capitalizations of at least $1.5 billion. The Fund may also invest up to 20% of its assets in non-U.S. securities (but no more than 10% in companies located in any one non-U.S. country or 10% in emerging market securities). The portfolio manager ordinarily looks for several of the following characteristics: strong potential for capital appreciation; substantial capacity for growth in revenue, cash flow or earnings through either an expanding market or market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services or a steady stream of new products and services. Investments are not restricted to companies with a record of dividend payments. In addition to equity securities (such as preferred stocks, convertible securities and warrants) and equity-related instruments, the Fund may invest in securities issued in initial public offerings (IPOs), and may utilize foreign

Prospectus	13

AllianzGI Disciplined Equity Fund (continued)

currency exchange contracts, options, stock index futures contracts and other derivative instruments. Although the Fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first 3 risks):

Market Risk: The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Issuer Risk: The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Equity Securities Risk: Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Credit and Counterparty Risk: An issuer or counterparty may default on obligations.

Currency Risk: The values of non-U.S. securities may fluctuate with currency exchange rates and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.

Derivatives Risk: Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Emerging Markets Risk: Non-U.S. investment risk may be particularly high to the extent that the Fund invests in emerging market securities. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries.

Focused Investment Risk: Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility.

IPO Risk: Securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility.

Leveraging Risk: Instruments and transactions that constitute leverage magnify gains or losses and increase volatility.

Liquidity Risk: The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Management Risk: The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

Non-U.S. Investment Risk: Non-U.S. securities markets and issuers may be more volatile, smaller, less liquid, less transparent and subject to less oversight, particularly in emerging markets.

Smaller Company Risk: Securities issued by smaller companies may be more volatile and present increased liquidity risk relative to securities issued by larger companies.

Turnover Risk: High levels of portfolio turnover increase transaction costs and taxes and may lower investment performance.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of a broad-based market index and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, returns would be lower than those shown. Class C performance would be lower than Class A performance because of the lower expenses paid by Class A shares. Performance in the Average Annual Total Returns table reflects the impact of sales charges. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit us.allianzgi.com for more current performance information.

14	Allianz Multi-Strategy Funds

AllianzGI Disciplined Equity Fund (continued)

Calendar Year Total Returns — Class A

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

Highest 04/01/2009–06/30/2009	19.56%

Lowest 07/01/2011–09/30/2011	-16.11%

Average Annual Total Returns (for periods ended 12/31/12)

		Fund Inception
	1 Year	(7/15/08)

Class A — Before Taxes	3.76%	3.72%

Class A — After Taxes on Distributions	3.18%	2.70%

Class A — After Taxes on Distributions and Sale of Fund Shares	2.69%	2.61%

Class C	7.94%	4.27%

S&P 500 Index	16.00%	6.01%

Lipper Large-Cap Core Funds Average	14.95%	3.79%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for other share classes will vary.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser Allianz Global Investors U.S. LLC (“AllianzGI U.S.”)

Portfolio Manager
Steven J. Berexa, CFA, senior portfolio manager, managing director and Global Head of Research, has managed the Fund since 2013.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s distributor by mail (Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050), as further described in the Fund’s prospectus and SAI. To avoid delays in a purchase or redemption, please call 1-800-988-8380 with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Class A and Class C shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker- Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Prospectus	15

AllianzGI Dynamic Emerging Multi-Asset Fund

Investment Objective	The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of eligible funds that are part of the family of mutual funds sponsored by Allianz. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 218 of the Fund’s prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed	Maximum Contingent Deferred Sales Charge (CDSC) (Load)
Share Class	on Purchases (as a percentage of offering price)	(as a percentage of the lower of original purchase price or NAV)(1)

Class A	5.50%	1%

Class C	None	1%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

							Total Annual
							Fund Operating
		Distribution	Estimated	Acquired Fund	Total Annual		Expenses After
	Management	and/or Service	Other	Fees and	Fund Operating	Expense	Expense
Share Class	Fees	(12b-1) Fees	Expenses(2)	Expenses	Expenses	Reductions(3)	Reductions(3)

Class A	0.90%	0.25%	6.05%	0.08%	7.28%	(5.75)%	1.53%

Class C	0.90	1.00	6.05	0.08	8.03	(5.75)	2.28

(1) For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase. For Class C shares, the CDSC is imposed only on shares redeemed in the first year.

(2) Estimated Other Expenses are based on $5 million of invested assets and include organizational and offering expenses for the Fund’s initial fiscal year ending November 30, 2013.

(3) Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by the Manager to waive, through March 31, 2014, its management fee and/or reimburse the Fund to the extent that Total Annual Fund Operating Expenses, including payment of organizational expenses but excluding interest, taxes, extraordinary expenses, acquired fund expenses, and certain credits and other expenses, exceed 1.45% for Class A and 2.20% for Class C shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expenses limit. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Example: Assuming you redeem your shares at the end of each period		Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	1 Year	3 Years

Class A	$697	$1,527	$697	$1,527

Class C	331	1,250	231	1,250

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies	The Fund seeks to achieve its objective by applying a disciplined and tactical investment process across a range of asset classes that the portfolio managers believe exhibit strong growth characteristics. The Fund normally invests at least 80% of its net assets (plus borrowings made for investment purposes) in securities and instruments that are tied economically to emerging markets countries. The Fund currently defines emerging markets countries as countries with securities markets which are, in the opinion of the portfolio managers, less sophisticated than more developed markets in terms of participation by investors, analyst coverage, liquidity and/or regulation. Such countries typically have economies undergoing rapid growth driven by industrialization, rising exports, and increased business activity. Emerging market securities may include those listed in standard indices (e.g., in the MSCI Emerging Markets Index, the JP Morgan EMBI+ Index, and the MSCI Frontier Market Index) as well as securities not represented in these indices, if they are domiciled or issued in emerging

16	Allianz Multi-Strategy Funds

AllianzGI Dynamic Emerging Multi-Asset Fund (continued)

markets, including “frontier markets” (i.e., markets that have lower market capitalization and liquidity than the more developed emerging markets), or if they generate a majority of their earnings in these markets.

The portfolio managers target a mix of asset classes and select individual investments that they believe offer efficient exposure to each such asset class. The Fund achieves its exposure to specific asset classes through investments in certain acquired funds and/or through direct investments in instruments such as equity securities, fixed income securities, or related derivatives on such equity or fixed income securities. The Fund, at inception and as long as it remains small, will gain exposure to the desired asset classes primarily through acquired funds and/or via derivatives. As the Fund grows in size, it will seek to achieve economies of scale by investing directly in individual securities and other instruments.

The first step of the investment process is to determine the asset classes best positioned to take advantage of growth trends in emerging markets, such as emerging market equities, emerging market fixed income and commodities. In the second step of the process, the portfolio managers analyze market cycles, economic cycles, and valuations, of each asset class and their components to develop a tactical asset view across asset classes, which may ultimately lead to dynamic shifts in the Fund’s exposures to individual holdings and asset classes. The portfolio managers employ a risk management strategy which may cause them to adjust this allocation in an effort to mitigate certain downside risks such as severe downward price movements or other market stresses. Having arrived at a final asset allocation across asset classes, the Fund’s portfolio managers conduct an active selection process for acquired funds and/or direct investments to gain the intended exposure to the relevant asset classes.

As an integral part of its asset allocation process, the Fund employs a risk management strategy. One of the components of the risk management strategy considers tail risk, or the risk that the Fund will not meet its objectives because of an outsized loss in the asset classes represented in its portfolio. Factors included in the tail risk measurement analysis include, but are not limited to, the declines suffered by the Fund and the asset classes represented in the Fund in recent months, how frequently such losses have occurred and the relationship in the price movements between the emerging market asset classes. As a consequence of the portfolio managers’ tactical adjustments and risk management processes, the Fund may have a high portfolio turnover rate, which may be in excess of 100%.

The Fund may invest using a “fund of funds” structure, which is a term used to describe mutual funds that pursue their investment objective by investing largely or entirely in other funds. The Fund may invest up to 10% of its assets in unaffiliated investment companies (including ETFs). The Fund may invest in issuers of any capitalization and may participate in initial public offerings (“IPOs”). The Fund may invest significantly in short-term bonds and cash and other investments that provide emerging markets exposure such as local emerging market bonds and emerging market currencies (or derivatives on such currencies). The Fund may invest in fixed income securities of any duration as well as high yield or junk bonds. In order to gain exposure to desired asset classes or securities, or for hedging or other investment purposes, the Fund may also utilize options, stock index futures contracts, warrants and other derivative instruments.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first 3 risks):

Allocation Risk: The Fund’s investment performance depends upon how its assets are allocated and reallocated among particular Underlying Funds and other investments. The Sub-Adviser’s allocation techniques and decisions and/or the Sub-Adviser’s selection of Underlying Funds and other investments may not produce the desired results.

Emerging Markets Risk: Non-U.S. investment risk may be particularly high to the extent that the Fund invests in emerging market securities. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries.

Management Risk: The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

Commodity Risk: Commodity-linked derivative instruments may increase volatility.

Credit and Counterparty Risk: An issuer or counterparty may default on obligations.

Currency Risk: The values of non-U.S. securities may fluctuate with currency exchange rates and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.

Prospectus	17

AllianzGI Dynamic Emerging Multi-Asset Fund (continued)

Derivatives Risk: Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Equity Securities Risk: Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Fixed Income Risk: Fixed income (debt) securities are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to changes in interest rates or an issuer’s or counterparty’s deterioration or default.

High Yield Risk: High-yield or junk bonds are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

Interest Rate Risk: Fixed income securities may decline in value because of increases in interest rates.

IPO Risk: Securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility.

Issuer Risk: The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Market Risk: The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Non-U.S. Investment Risk: Non-U.S. securities markets and issuers may be more volatile, smaller, less liquid, less transparent and subject to less oversight, particularly in emerging markets.

Smaller Company Risk: Securities issued by smaller companies may be more volatile and present increased liquidity risk relative to securities issued by larger companies.

Turnover Risk: High levels of portfolio turnover increase transaction costs and taxes and may lower investment performance.

Underlying Fund and Other Acquired Fund Risks: The Fund will be affected by factors, risks and performance specific to the Underlying Funds and Other Acquired Funds.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	Performance information for the Fund will be available after the Fund completes a full calendar year of operation.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser Allianz Global Investors U.S. LLC (“AllianzGI U.S.”)

Portfolio Managers
Stefan Nixel, CFA, CAIA, lead portfolio manager and director, has managed the Fund since 2012.

Dr. Zijian Yang, portfolio manager, has managed the Fund since 2012.

Giorgio Carlino, portfolio manager, has managed the Fund since 2012.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s distributor by mail (Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050), as further described in the Fund’s prospectus and SAI. To avoid delays in a purchase or redemption, please call 1-800-988-8380 with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Class A and Class C shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50.

18	Allianz Multi-Strategy Funds

AllianzGI Dynamic Emerging Multi-Asset Fund (continued)

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker- Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Prospectus	19

AllianzGI Global Allocation Fund

Investment Objective	The Fund seeks after-inflation capital appreciation and current income.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of eligible funds that are part of the family of mutual funds sponsored by Allianz. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 218 of the Fund’s prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed	Maximum Contingent Deferred Sales Charge (CDSC) (Load)
Share Class	on Purchases (as a percentage of offering price)	(as a percentage of the lower of original purchase price or NAV)(1)

Class A	5.50%	1%

Class B	None	5%

Class C	None	1%

Class R	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

							Total Annual
							Fund Operating
		Distribution		Acquired Fund	Total Annual		Expenses After
	Management	and/or Service	Other	Fees and	Fund Operating	Expense	Expense
Share Class	Fees	(12b-1) Fees	Expenses	Expenses	Expenses	Reductions(2)(3)	Reductions(2)(3)

Class A	0.85%	0.25%	0.28%	0.73%	2.11%	(0.98)%	1.13%

Class B	0.85	1.00	0.24	0.73	2.82	(0.98)	1.84

Class C	0.85	1.00	0.26	0.73	2.84	(0.98)	1.86

Class R	0.85	0.50	0.21	0.73	2.29	(1.00)	1.29

(1) For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase. For Class B shares, the maximum CDSC is imposed on shares redeemed in the first year, with CDSCs decreasing over time to zero for shares held longer. For Class C shares, the CDSC is imposed only on shares redeemed in the first year.

(2) The Manager has contractually agreed to irrevocably waive a portion of its management fee equal to 0.70% of the average daily net assets of the Fund that are attributable to investments in either Underlying Funds or Other Acquired Funds. This waiver with respect to investments in Underlying Funds and Other Acquired Funds for which the Manager or an affiliated person thereof serves as investment adviser is terminable only by the Board of Trustees of the Trust, and the waiver with respect to investments in unaffiliated Other Acquired Funds will continue through at least March 31, 2014.

(3) The Manager has contractually agreed, until March 31, 2014, to irrevocably waive its management fee, or reimburse the Fund, to the extent that, after the application of the fee waiver described in footnote 2 above, Total Annual Fund Operating Expenses, excluding interest, tax, and extraordinary expenses, Acquired Fund Fees and Expenses and certain credits and other expenses, exceed 0.40%, 1.11%, 1.13%, and 0.56% of the Fund’s average net assets attributable to Class A, Class B, Class C, and Class R shares, respectively. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. The Examples also assume conversion of Class B shares to Class A shares after seven years. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years

Class A	$659	$1,085	$1,536	$2,784	$659	$1,085	$1,536	$2,784

Class B	687	1,081	1,602	2,750	187	781	1,402	2,750

Class C	289	787	1,412	3,096	189	787	1,412	3,096

Class R	131	619	1,134	2,548	131	619	1,134	2,548

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate for the fiscal year ended November 30, 2012 was 57% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

20	Allianz Multi-Strategy Funds

AllianzGI Global Allocation Fund (continued)

Principal Investment Strategies	The Fund seeks to achieve its objective by normally investing primarily in certain affiliated mutual funds and exchange-traded funds (ETFs) sponsored by Allianz and Pacific Investment Management Company LLC (“PIMCO”) (the “Underlying Funds”). The Fund may invest without limit in Underlying Funds and may invest significantly in one or a small number of the Underlying Funds. Underlying Funds in turn invest in or have exposure to (i) return-generating assets, such as U.S. and global equities, commodities, real estate, mortgage securities, high yield securities, corporate bonds, emerging market bonds, public securities of infrastructure companies and private equity companies, and alternative investment strategies such as long-short and market neutral strategies and/or (ii) defensive assets, such as Treasury Inflation-Protected Securities (“TIPS”), short-term U.S. and non-U.S. bonds and investment grade U.S. and non-U.S. sovereign bonds, corporate bonds, asset-backed securities and mortgage securities. The Fund may also invest in ETFs and mutual funds and pooled vehicles other than the Underlying Funds (together, “Other Acquired Funds”). The Fund does not currently intend to invest more than 10% of its assets in Other Acquired Funds that are not advised by the Manager or its affiliates. The Fund may also invest significantly in other securities and instruments as a complement or adjustment to its exposure to Underlying Funds and Other Acquired Funds. The Sub-Adviser normally seeks to maintain significant economic exposure to a number of countries outside the U.S., and will invest directly or indirectly (through a fund) in instruments that are economically tied to at least three countries (one of which may be the United States). The Fund may have exposure to companies in a broad range of market capitalizations and geographic and industry distributions, as well as to fixed income and convertible instruments with a broad range of credit quality ratings and durations. The Fund may also utilize derivative instruments, such as options, forwards or futures contracts and swap agreements. Normally, the Sub-Adviser will generally seek to maintain an allocation of 65% of the Fund’s assets in return-generating assets and 35% in defensive assets, though may cause the Fund to deviate from these allocations, for example, during periods of significant performance differential between the two categories. The Fund may also deviate from its allocation targets when expected returns are judged to be below or above long-term averages. In these cases, the Sub-Adviser would seek to overweight what it deems to be the undervalued category and underweight the overvalued category. These decisions will normally be within the allocation ranges of 35% to 85% for return-generating assets and 15% to 65% for defensive assets. More information about the Fund, the Fund’s asset allocation and portfolio construction strategy, and the Underlying Funds is available in the Fund’s prospectus.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first 5 risks):

Allocation Risk: The Fund’s investment performance depends upon how its assets are allocated and reallocated among particular Underlying Funds and other investments. The Sub-Adviser’s allocation techniques and decisions and/or the Sub-Adviser’s selection of Underlying Funds and other investments may not produce the desired results.

Underlying Fund and Other Acquired Fund Risks: The Fund will be affected by factors, risks and performance specific to the Underlying Funds and Other Acquired Funds.

Market Risk: The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Issuer Risk: The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Equity Securities Risk: Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Commodity Risk: Commodity-linked derivative instruments may increase volatility.

Convertible Securities Risk: Convertible securities are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

Credit and Counterparty Risk: An issuer or counterparty may default on obligations.

Currency Risk: The values of non-U.S. securities may fluctuate with currency exchange rates and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.

Derivatives Risk: Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Prospectus	21

AllianzGI Global Allocation Fund (continued)

Emerging Markets Risk: Non-U.S. investment risk may be particularly high to the extent that the Fund invests in emerging market securities. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries.

Fixed Income Risk: Fixed income (debt) securities are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to changes in interest rates or an issuer’s or counterparty’s deterioration or default.

Focused Investment Risk: Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility.

High Yield Risk: High-yield or junk bonds are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

Index Risk: Investments in index-linked derivatives are subject to the risks associated with the applicable index.

Interest Rate Risk: Fixed income securities may decline in value because of increases in interest rates.

IPO Risk: Securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility.

Leveraging Risk: Instruments and transactions that constitute leverage magnify gains or losses and increase volatility.

Liquidity Risk: The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Management Risk: The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

Mortgage-Related and Other Asset-Backed Risk: Investing in mortgage- and asset-backed securities involves interest rate, credit, valuation, extension and liquidity risks and the risk that payments on the underlying assets are delayed, prepaid, subordinated or defaulted on.

Non-U.S. Investment Risk: Non-U.S. securities markets and issuers may be more volatile, smaller, less liquid, less transparent and subject to less oversight, particularly in emerging markets.

REIT and Real Estate-Related Investment Risk: Adverse changes in the real estate markets may affect the value of REIT investments or real estate-linked derivatives.

Short Selling Risk: Short selling enhances leveraging risk and involves counterparty risk and the risk of unlimited loss.

Smaller Company Risk: Securities issued by smaller companies may be more volatile and present increased liquidity risk relative to securities issued by larger companies.

Variable Distribution Risk: Periodic distributions by investments of variable or floating interest rates vary with fluctuations in market interest rates.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of two broad-based market indexes, a custom-blended index and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, returns would be lower than those shown. Class B, Class C and Class R performance would be lower than Class A performance because of the lower expenses paid by Class A shares. Performance in the Average Annual Total Returns table reflects the impact of sales charges. For periods prior to the inception date of a share class, performance information shown for such class may be based on the performance of an older class of shares that dates back to the Fund’s inception, as adjusted to reflect certain fees and expenses paid by the newer class. Similarly, for periods prior to a reorganization of the Fund, in which a predecessor fund was merged into the Fund, the performance information is based on the performance of the predecessor fund, adjusted to reflect certain fees and expenses paid by the particular share class of the Fund. These adjustments generally result in estimated performance results for the newer class that are higher or lower than the actual results of the predecessor class and/or the predecessor fund, as the case may

22	Allianz Multi-Strategy Funds

AllianzGI Global Allocation Fund (continued)

be, due to differing levels of fees and expenses paid. Details regarding the calculation of the Fund’s class-by-class performance, including a discussion of any performance adjustments, are provided under “Additional Performance Information” in the Fund’s prospectus and SAI. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit us.allianzgi.com for more current performance information.

Calendar Year Total Returns — Class A

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

Highest 04/01/2009–06/30/2009	14.79%

Lowest 07/01/2011–09/30/2011	-13.24%

Average Annual Total Returns (for periods ended 12/31/12)

				Fund Inception
	1 Year	5 Years	10 Years	(9/30/98)

Class A — Before Taxes	6.39%	1.86%	6.67%	5.39%

Class A — After Taxes on Distributions	5.12%	0.27%	5.12%	3.66%

Class A — After Taxes on Distributions and Sale of Fund Shares	4.13%	0.59%	4.90%	3.62%

Class B	6.70%	1.90%	6.72%	5.42%

Class C	10.68%	2.26%	6.49%	5.02%

Class R	12.29%	2.77%	7.02%	5.55%

MSCI AC World Index	16.13%	-1.16%	8.11%	4.75%

Barclays U.S. Aggregate Bond Index	4.22%	5.95%	5.18%	5.69%

60% MSCI ACWI 40% BCAG	11.48%	2.20%	7.30%	5.52%

Mixed-Asset Target Allocation Moderate Funds Average	11.38%	2.61%	6.30%	5.03%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for other share classes will vary.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser Allianz Global Investors U.S. LLC (“AllianzGI U.S.”)

Portfolio Managers
Stephen Sexauer, senior portfolio manager, managing director and CIO Multi Asset US, has managed the Fund since 2009.

James Macey, CFA, portfolio manager and vice president, has managed the Fund since 2011.

Paul Pietranico, CFA, senior portfolio manager and director, has managed the Fund since 2009.

Rahul Malhotra, portfolio manager and vice-president, has managed the Fund since 2013.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s distributor by mail (Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050), as further described in the Fund’s prospectus and SAI. To avoid delays in a purchase or redemption, please call 1-800-988-8380 with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Class A and Class C shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent

Prospectus	23

AllianzGI Global Allocation Fund (continued)

investment is $50. For Class R shares, specified benefit plans may establish various minimum investment and account size requirements; ask your plan administrator for more information. Class B shares are no longer available for purchase, except through exchanges and dividend reinvestments as described under “Sales of Class B Shares” in the Fund’s prospectus.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker- Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

24	Allianz Multi-Strategy Funds

AllianzGI Global Fundamental Strategy Fund

Investment Objective	The Fund seeks to generate positive real absolute returns through a complete market cycle (rolling 3-year period) by investing in a broad range of global asset classes.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of eligible funds that are part of the family of mutual funds sponsored by Allianz. More information about these and other discounts is available in the “Classes of Shares—Class A and Class C Shares” section beginning on page 218 of the Fund’s prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed	Maximum Contingent Deferred Sales Charge (CDSC) (Load)
Share Class	on Purchases (as a percentage of offering price)	(as a percentage of the lower of original purchase price or NAV)(1)

Class A	5.50%	1%

Class C	None	1%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

							Total Annual
							Fund Operating
		Distribution		Acquired Fund	Total Annual		Expenses After
	Management	and/or Service	Other	Fees and	Fund Operating	Expense	Expense
Share Class	Fees	(12b-1) Fees	Expenses(2)	Expenses	Expenses	Reductions(3)	Reductions(3)

Class A	0.75%	0.25%	1.87%	–	2.87%	(1.62)%	1.25%

Class C	0.75	1.00	1.87	–	3.62	(1.62)	2.00

(1) For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase. For Class C shares, the CDSC is imposed only on shares redeemed in the first year.

(2) Other Expenses are based upon estimated amounts for the Fund’s initial fiscal year ending November 30, 2013 and include organizational expenses.

(3) Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by the Manager to waive its management fee and/or reimburse the Fund through November 30, 2014 to the extent that Total Annual Fund Operating Expenses, excluding interest, tax, and extraordinary expenses, acquired fund expenses and certain credits and other expenses, exceed 1.25% for Class A shares and 2.00% for Class C shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Example: Assuming you redeem your shares at the end of each period		Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	1 Year	3 Years

Class A	$670	$1,151	$670	$1,151

Class C	303	862	203	862

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies	The Fund seeks to achieve its investment objective by normally investing in a broad range of U.S. and non-U.S. securities with a focus on equities, fixed income securities and related derivative instruments. The Fund will, under normal circumstances, invest at least 40% of its total assets in non-U.S. securities, including emerging markets securities, and will allocate its investments among securities that are economically tied to issuers in at least three countries (one of which may be the United States). The Fund may have exposure to issuers in a broad range of market capitalizations, geographies and industries, as well as to fixed income and convertible instruments with a broad range of credit quality ratings and durations. It is expected that the Fund’s debt and convertible securities may include significant exposure to securities rated below investment grade or unrated securities deemed to be of equivalent quality by the portfolio managers (sometimes referred to as “high yield securities” or “junk bonds”). The Fund invests across the entire range of maturities of high yield securities. In order to gain exposure to desired asset classes or securities, or for hedging or other investment purposes, the

Prospectus	25

AllianzGI Global Fundamental Strategy Fund (continued)

Fund expects to utilize derivative instruments, such as foreign currency exchange contracts, options, stock index futures contracts, warrants, forwards, futures contracts and swap agreements.

The Fund may gain exposure to commodities through investments in acquired funds and or derivatives that reference individual commodities or commodity indices. In particular, the Fund expects to invest in swaps, futures, options on futures and/or options on commodities in order to gain commodities exposure.

The Fund may, at any time, invest in certain acquired funds and may invest up to 10% of its net assets in unaffiliated hedge funds, funds of hedge funds and acquired funds that are Undertakings for Collective Investment in Transferable Securities (“UCITS”). A portion of the Fund’s positions in acquired funds (but no more than 15% of the Fund’s net assets when taken together with any other illiquid assets held by the Fund) is expected to be illiquid (i.e., securities that the Fund would not be able to sell or dispose of in the ordinary course of business within seven calendar days).

The allocation of the Fund’s investments across asset classes will vary from time to time, based upon the portfolio managers’ consideration of factors, including but not limited to, changes in equity prices, changes in interest rates and other economic and market factors. One or more asset classes may be more heavily weighted than others in the Fund’s portfolio at any time and from time to time, and sometimes to a substantial extent.

The investment decisions of the portfolio managers are based on a fundamental management approach. The portfolio generally consists of a core portion and an opportunistic portion which are managed as part of a single portfolio or strategy. The portion of the Fund’s assets that comprise the core portion serves as a foundation for the overall portfolio, as it seeks to generate stable returns over the market cycle. The opportunistic portion is designed to capture shorter term investment opportunities and could be considered as riskier relative to the core portion of the Fund. Typically, the opportunistic portion will target investments that can provide capital gains over a relatively short time horizon, and is expected exhibit higher turnover than the core portion.

The portfolio managers regularly monitor the risk and return profile of both the core and opportunistic portions of the portfolio. While the team generally has a longer time horizon for holdings in the core portion of the portfolio, the team will review a holding for sale if the underlying issuer’s fundamental characteristics no longer meet the investment team’s criteria. For holdings in the opportunistic portion of the portfolio, the team evaluates holdings for potential changes in their fundamental position and also monitors price movement relative to the applicable price target. Holdings at or near their price target would generally be liquidated in order to make room for new opportunistic investment ideas.

The allocation of the Fund’s capital between the core and opportunistic components will vary, reflecting market circumstances and the manager’s ability to locate suitable investments for the two components.

The opportunistic portion of the portfolio may include short positions in individual securities or options. The Fund will typically take such short positions where it does not own the security sold short or have the immediate right to acquire the security at no cost (i.e., the Fund will not typically sell short “against the box”). The Fund may incur certain expenses with respect to securities sold short, including short sale fees and substitute dividend expense.

The Fund may invest in issuers of any capitalization and may participate in initial public offerings (“IPOs”). The Fund may invest significantly in short-term inflation-linked bonds, emerging markets equities, and U.S. government bonds.

The Fund may also invest a portion of its assets in real estate investment trusts (REITs).

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first 8 risks):

Allocation Risk: The Fund’s investment performance depends upon how its assets are allocated and reallocated among particular Underlying Funds and other investments. The Sub-Adviser’s allocation techniques and decisions and/or the Sub-Adviser’s selection of Underlying Funds and other investments may not produce the desired results.

Derivatives Risk: Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

26	Allianz Multi-Strategy Funds

AllianzGI Global Fundamental Strategy Fund (continued)

Issuer Risk: The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Management Risk: The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

Non-U.S. Investment Risk: Non-U.S. securities markets and issuers may be more volatile, smaller, less liquid, less transparent and subject to less oversight, particularly in emerging markets.

Commodity Risk: Commodity-linked derivative instruments may increase volatility.

Market Risk: The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Emerging Markets Risk: Non-U.S. investment risk may be particularly high to the extent that the Fund invests in emerging market securities. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries.

Credit and Counterparty Risk: An issuer or counterparty may default on obligations.

Currency Risk: The values of non-U.S. securities may fluctuate with currency exchange rates and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.

Equity Securities Risk: Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Fixed Income Risk: Fixed income (debt) securities are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to changes in interest rates or an issuer’s or counterparty’s deterioration or default.

Index Risk: Investments in index-linked derivatives are subject to the risks associated with the applicable index.

Interest Rate Risk: Fixed income securities may decline in value because of increases in interest rates.

IPO Risk: Securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility.

High Yield Risk: High-yield or junk bonds are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

Leveraging Risk: Instruments and transactions that constitute leverage magnify gains or losses and increase volatility.

Liquidity Risk: The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

REIT and Real Estate-Related Investment Risk: Adverse changes in the real estate markets may affect the value of REIT investments or real estate-linked derivatives.

Short Selling Risk: Short selling enhances leveraging risk and involves counterparty risk and the risk of unlimited loss.

Smaller Company Risk: Securities issued by smaller companies may be more volatile and present increased liquidity risk relative to securities issued by larger companies.

Tax Risk: Income from commodity-linked investments may limit the Fund’s ability to qualify as a “regulated investment company” for U.S. federal income tax purposes.

Turnover Risk: High levels of portfolio turnover increase transaction costs and taxes and may lower investment performance.

Underlying Fund and Other Acquired Fund Risks: The Fund will be affected by factors, risks and performance specific to the Underlying Funds and Other Acquired Funds.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Prospectus	27

AllianzGI Global Fundamental Strategy Fund (continued)

Performance Information	Performance information for the Fund will be available after the Fund completes a full calendar year of operation.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser Allianz Global Investors U.S. LLC (“AllianzGI U.S.”)

Portfolio Managers
Andreas E. F. Utermann, lead portfolio manager, Global CIO and board member, has managed the Fund since its inception in 2013.

Armin Kayser, senior portfolio manager, has managed the Fund since its inception in 2013.

Eric Boess, CFA, portfolio manager, director and Global Head of Derivatives, has managed the Fund since its inception in 2013.

Karl Happe, portfolio manager and CIO Insurance Related Strategies, has managed the Fund since its inception in 2013.

Steven J. Berexa, CFA, senior portfolio manager, director and Global Co-Head of Research, has managed the Fund since its inception in 2013.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s distributor by mail (Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050), as further described in the Fund’s prospectus and SAI. To avoid delays in a purchase or redemption, please call 1-800-988-8380 with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Class A and Class C shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker- Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

28	Allianz Multi-Strategy Funds

AllianzGI Global Growth Allocation Fund

Investment Objective	The Fund seeks after-inflation capital appreciation and, secondarily, current income.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of eligible funds that are part of the family of mutual funds sponsored by Allianz. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 218 of the Fund’s prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed	Maximum Contingent Deferred Sales Charge (CDSC) (Load)
Share Class	on Purchases (as a percentage of offering price)	(as a percentage of the lower of original purchase price or NAV)(1)

Class A	5.50%	1%

Class C	None	1%

Class R	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

							Total Annual
							Fund Operating
		Distribution		Acquired Fund	Total Annual		Expenses After
	Management	and/or Service	Other	Fees and	Fund Operating	Expense	Expense
Share Class	Fees	(12b-1) Fees	Expenses	Expenses	Expenses	Reductions(2)(3)	Reductions(2)(3)

Class A	0.85%	0.25%	3.02%	0.86%	4.98%	(3.72)%	1.26%

Class C	0.85	1.00	2.80	0.86	5.51	(3.47)	2.04

Class R	0.85	0.50	2.81	0.86	5.02	(3.53)	1.49

(1) For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase. For Class C shares, the CDSC is imposed only on shares redeemed in the first year.

(2) The Manager has contractually agreed to irrevocably waive a portion of its management fee equal to 0.70% of the average daily net assets of the Fund that are attributable to investments in either Underlying Funds or Other Acquired Funds. This waiver with respect to investments in Underlying Funds and Other Acquired Funds for which the Manager or an affiliated person thereof serves as investment adviser is terminable only by the Board of Trustees of the Trust, and the waiver with respect to investments in unaffiliated Other Acquired Funds will continue through at least March 31, 2014.

(3) The Manager has contractually agreed, until March 31, 2014, to irrevocably waive its management fee, or reimburse the Fund, to the extent that, after the application of the fee waiver described in footnote 2 above, Total Annual Fund Operating Expenses, excluding interest, tax, and extraordinary expenses, Acquired Fund Fees and Expenses and certain credits and other expenses, exceed 0.40%, 1.18%, and 0.63% of the Fund’s average net assets attributable to Class A, Class C, and Class R shares, respectively. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years

Class A	$671	$1,648	$2,625	$5,069	$671	$1,648	$2,625	$5,069

Class C	307	1,336	2,453	5,197	207	1,336	2,453	5,197

Class R	152	1,191	2,229	4,824	152	1,191	2,229	4,824

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate for the fiscal year ended November 30, 2012 was 51% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies	The Fund seeks to achieve its objective by normally investing primarily in certain affiliated mutual funds and exchange-traded funds (ETFs) sponsored by Allianz and Pacific Investment Management Company LLC (“PIMCO”) (the “Underlying Funds”). The Fund may invest without limit in Underlying Funds and may invest significantly in one or a small number of the Underlying Funds. Underlying Funds in turn invest in or have exposure to (i) return-generating assets, such as U.S. and global equities, commodities, real estate, mortgage

Prospectus	29

AllianzGI Global Growth Allocation Fund (continued)

securities, high yield securities, corporate bonds, emerging market bonds, public securities of infrastructure companies and private equity companies, and alternative investment strategies such as long-short and market neutral strategies and/or (ii) defensive assets, such as Treasury Inflation-Protected Securities (“TIPS”), short-term U.S. and non-U.S. bonds and investment grade U.S. and non-U.S. sovereign bonds, corporate bonds, asset-backed securities and mortgage securities. The Fund may also invest in ETFs and mutual funds and pooled vehicles other than the Underlying Funds (together, “Other Acquired Funds”). The Fund does not currently intend to invest more than 10% of its assets in Other Acquired Funds that are not advised by the Manager or its affiliates. The Fund may also invest significantly in other securities and instruments as a complement or adjustment to its exposure to Underlying Funds and Other Acquired Funds. The Sub-Adviser normally seeks to maintain significant economic exposure to a number of countries outside the U.S., and will invest directly or indirectly (through a fund) in instruments that are economically tied to at least three countries (one of which may be the United States). The Fund may have exposure to companies in a broad range of market capitalizations and geographic and industry distributions, as well as to fixed income and convertible instruments with a broad range of credit quality ratings and durations. The Fund may also utilize derivative instruments, such as options, forwards or futures contracts and swap agreements. Normally, the Sub-Adviser will generally seek to maintain an allocation of 100% of the Fund’s assets in return-generating assets and 0% in defensive assets, though may cause the Fund to deviate from these allocations, for example, during periods of significant performance differential between the two categories. The Fund may also deviate from its allocation targets when expected returns are judged to be below or above long-term averages. In these cases, the Sub-Adviser would seek to overweight what it deems to be the undervalued category and underweight the overvalued category. These decisions will normally be within the allocation ranges of 60% to 100% for return-generating assets and 0% to 40% for defensive assets. More information about the Fund, the Fund’s asset allocation and portfolio construction strategy, and the Underlying Funds is available in the Fund’s prospectus.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first 5 risks):

Allocation Risk: The Fund’s investment performance depends upon how its assets are allocated and reallocated among particular Underlying Funds and other investments. The Sub-Adviser’s allocation techniques and decisions and/or the Sub-Adviser’s selection of Underlying Funds and other investments may not produce the desired results.

Underlying Fund and Other Acquired Fund Risks: The Fund will be affected by factors, risks and performance specific to the Underlying Funds and Other Acquired Funds.

Market Risk: The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Issuer Risk: The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Equity Securities Risk: Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Commodity Risk: Commodity-linked derivative instruments may increase volatility.

Convertible Securities Risk: Convertible securities are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

Credit and Counterparty Risk: An issuer or counterparty may default on obligations.

Currency Risk: The values of non-U.S. securities may fluctuate with currency exchange rates and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.

Derivatives Risk: Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Emerging Markets Risk: Non-U.S. investment risk may be particularly high to the extent that the Fund invests in emerging market securities. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries.

30	Allianz Multi-Strategy Funds

AllianzGI Global Growth Allocation Fund (continued)

Fixed Income Risk: Fixed income (debt) securities are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to changes in interest rates or an issuer’s or counterparty’s deterioration or default.

Focused Investment Risk: Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility.

High Yield Risk: High-yield or junk bonds are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

Index Risk: Investments in index-linked derivatives are subject to the risks associated with the applicable index.

Interest Rate Risk: Fixed income securities may decline in value because of increases in interest rates.

IPO Risk: Securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility.

Leveraging Risk: Instruments and transactions that constitute leverage magnify gains or losses and increase volatility.

Liquidity Risk: The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Management Risk: The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

Mortgage-Related and Other Asset-Backed Risk: Investing in mortgage- and asset-backed securities involves interest rate, credit, valuation, extension and liquidity risks and the risk that payments on the underlying assets are delayed, prepaid, subordinated or defaulted on.

Non-U.S. Investment Risk: Non-U.S. securities markets and issuers may be more volatile, smaller, less liquid, less transparent and subject to less oversight, particularly in emerging markets.

REIT and Real Estate-Related Investment Risk: Adverse changes in the real estate markets may affect the value of REIT investments or real estate-linked derivatives.

Short Selling Risk: Short selling enhances leveraging risk and involves counterparty risk and the risk of unlimited loss.

Smaller Company Risk: Securities issued by smaller companies may be more volatile and present increased liquidity risk relative to securities issued by larger companies.

Variable Distribution Risk: Periodic distributions by investments of variable or floating interest rates vary with fluctuations in market interest rates.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of a broad-based market index, a custom-blended index and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, returns would be lower than those shown. Class C and Class R performance would be lower than Class A performance because of the lower expenses paid by Class A shares. Performance in the Average Annual Total Returns table reflects the impact of sales charges. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit us.allianzgi.com for more current performance information.

Prospectus	31

AllianzGI Global Growth Allocation Fund (continued)

Calendar Year Total Returns — Class A

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

Highest 07/01/2010–09/30/2010	12.86%

Lowest 07/01/2011–09/30/2011	-17.70%

Average Annual Total Returns (for periods ended 12/31/12)

		Fund Inception
	1 Year	(4/27/09)

Class A — Before Taxes	7.54%	13.86%

Class A — After Taxes on Distributions	6.25%	12.31%

Class A — After Taxes on Distributions and Sale of Fund Shares	5.22%	11.20%

Class C	11.97%	14.80%

Class R	13.57%	15.37%

MSCI AC World Index	16.13%	14.99%

80% MSCI ACWI 20% Barclays U.S. Aggregate Bond Index	13.83%	13.52%

Lipper Global Flexible Portfolio Funds Average	10.24%	11.44%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for other share classes will vary.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser Allianz Global Investors U.S. LLC (“AllianzGI U.S.”)

Portfolio Managers
James Macey, CFA, portfolio manager and vice president, has managed the Fund since 2011.

Paul Pietranico, CFA, senior portfolio manager and director, has managed the Fund since 2009.

Stephen Sexauer, senior portfolio manager, managing director and CIO Multi Asset US, has managed the Fund since 2009.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s distributor by mail (Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050), as further described in the Fund’s prospectus and SAI. To avoid delays in a purchase or redemption, please call 1-800-988-8380 with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Class A and Class C shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50. For Class R shares, specified benefit plans may establish various minimum investment and account size requirements; ask your plan administrator for more information.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

32	Allianz Multi-Strategy Funds

AllianzGI Global Growth Allocation Fund (continued)

Payments to Broker- Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Prospectus	33

AllianzGI Global Managed Volatility Fund

Investment Objective	The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of eligible funds that are part of the family of mutual funds sponsored by Allianz. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 218 of the Fund’s prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed	Maximum Contingent Deferred Sales Charge (CDSC) (Load)
Share Class	on Purchases (as a percentage of offering price)	(as a percentage of the lower of original purchase price or NAV)(1)

Class A	5.50%	1%

Class C	None	1%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

						Total Annual
						Fund Operating
		Distribution		Total Annual		Expenses After
	Management	and/or Service	Other	Fund Operating	Expense	Expense
Share Class	Fees	(12b-1) Fees	Expenses	Expenses	Reductions(2)	Reductions(2)

Class A	0.40%	0.25%	1.90%	2.55%	(1.60)%	0.95%

Class C	0.40	1.00	1.80	3.20	(1.57)	1.63

(1) For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase. For Class C shares, the CDSC is imposed only on shares redeemed in the first year.

(2) Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by the Manager to irrevocably waive its management fee and/or reimburse the Fund through March 31, 2014 to the extent that Total Annual Fund Operating Expenses, excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed 0.95% for Class A shares and 1.63% for Class C shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years

Class A	$642	$1,155	$1,695	$3,163	$642	$1,155	$1,695	$3,163

Class C	266	839	1,537	3,395	166	839	1,537	3,395

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate for the period ended November 30, 2012 was 92%. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies	The Fund seeks to achieve its investment objective by creating a portfolio of global equities that manages overall portfolio volatility. The Fund normally invests primarily in equity securities of companies located both in the U.S. and outside of the U.S., and will not invest the greater of: (i) 50% of its net assets, or (ii) a portion of its net assets equal to 5% more than the applicable country’s weight in the MSCI World Index, in companies within any single country (including the U.S.). As of December 31, 2012, the capitalization weighting of the U.S. in the MSCI World Index was approximately 52.3%. The Fund may invest in issuers of any size market capitalization, including smaller capitalization companies. The Fund may also invest in initial public offerings (IPOs). The Fund will normally focus its investments in developed countries, but reserves the flexibility to invest in emerging market securities as well.

The portfolio managers use a dynamic quantitative process combined with a fundamentals-based, actively-managed security selection process to make individual security and sector selection decisions. Under the Sub-

34	Allianz Multi-Strategy Funds

AllianzGI Global Managed Volatility Fund (continued)

Adviser’s managed volatility strategy, the portfolio managers seek to emphasize stocks that exhibit a lower sensitivity to broader market movements (or “beta”), as they believe that stocks with higher betas are not rewarded with commensurately higher returns by the market. The portfolio construction process is iterative in nature. Initially, the portfolio managers build a fully invested and diversified portfolio subject to country, sector, capitalization and security constraints with a goal of minimizing total volatility as measured by the standard deviation of returns (a measure of risk) with a preference for investments with risk profiles that are generally lower than in the market. The team then overlays a proprietary stock selection model and seeks to build a final portfolio of stocks that considers the trade off between volatility and sources of relative performance (or “alpha”). The portfolio managers consider whether to sell a particular security when any of the above factors materially changes, or when a more attractive investment candidate is available.

The Fund may have a high portfolio turnover rate, which may be in excess of 100%.

In addition to equity securities (such as preferred stocks, convertible securities and warrants) and equity-related instruments, the Fund may invest in securities issued in initial public offerings (IPOs), and utilize foreign currency exchange contracts, options, stock index futures contracts, warrants and other derivative instruments. Although the Fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first 3 risks):

Market Risk: The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Issuer Risk: The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Equity Securities Risk: Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Credit and Counterparty Risk: An issuer or counterparty may default on obligations.

Currency Risk: The values of non-U.S. securities may fluctuate with currency exchange rates and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.

Derivatives Risk: Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Emerging Markets Risk: Non-U.S. investment risk may be particularly high to the extent that the Fund invests in emerging market securities. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries.

Focused Investment Risk: Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility.

IPO Risk: Securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility.

Leveraging Risk: Instruments and transactions that constitute leverage magnify gains or losses and increase volatility.

Liquidity Risk: The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Management Risk: The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

Non-U.S. Investment Risk: Non-U.S. securities markets and issuers may be more volatile, smaller, less liquid, less transparent and subject to less oversight, particularly in emerging markets.

Smaller Company Risk: Securities issued by smaller companies may be more volatile and present increased liquidity risk relative to securities issued by larger companies.

Turnover Risk: High levels of portfolio turnover increase transaction costs and taxes and may lower investment performance.

Prospectus	35

AllianzGI Global Managed Volatility Fund (continued)

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of a broad-based market index and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, returns would be lower than those shown. Class C performance would be lower than Class A performance because of the lower expenses paid by Class A shares. Performance in the Average Annual Total Returns table reflects the impact of sales charges. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit us.allianzgi.com for more current performance information.

Calendar Year Total Returns — Class A

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

Highest 07/01/2012–09/30/2012	4.39%

Lowest 10/01/2012–12/31/2012	-0.50%

Average Annual Total Returns (for periods ended 12/31/12)

		Fund Inception
	1 Year	(12/19/11)

Class A — Before Taxes	2.38%	4.29%

Class A — After Taxes on Distributions	0.85%	2.78%

Class A — After Taxes on Distributions and Sale of Fund Shares	1.56%	2.79%

Class C	6.41%	9.25%

MSCI World Index	15.83%	19.95%

Lipper Global Multi-Cap Value Funds Average	10.72%	10.72%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for other share classes will vary.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser Allianz Global Investors U.S. LLC (“AllianzGI U.S.”)

Portfolio Managers
Kunal Ghosh, portfolio manager and director, has managed the Fund since 2011.

Mark P. Roemer, portfolio manager and director, has managed the Fund since 2013.

Steven Tael, Ph.D., CFA, portfolio manager and vice president, has managed the Fund since 2013.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s distributor by mail (Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050), as further described in the Fund’s prospectus and SAI. To avoid delays in a purchase or redemption, please call 1-800-988-8380 with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary.

36	Allianz Multi-Strategy Funds

AllianzGI Global Managed Volatility Fund (continued)

NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Class A and Class C shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker- Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Prospectus	37

AllianzGI Global Water Fund

Investment Objective	The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of eligible funds that are part of the family of mutual funds sponsored by Allianz. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 218 of the Fund’s prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed	Maximum Contingent Deferred Sales Charge (CDSC) (Load)
Share Class	on Purchases (as a percentage of offering price)	(as a percentage of the lower of original purchase price or NAV)(1)

Class A	5.50%	1%

Class C	None	1%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

						Total Annual
						Fund Operating
		Distribution		Total Annual		Expenses After
	Management	and/or Service	Other	Fund Operating	Expense	Expense
Share Class	Fees	(12b-1) Fees	Expenses	Expenses	Reductions(2)	Reductions(2)

Class A	0.95%	0.25%	0.40%	1.60%	(0.03)%	1.57%

Class C	0.95	1.00	0.46	2.41	(0.08)	2.33

(1) For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase. For Class C shares, the CDSC is imposed only on shares redeemed in the first year.

(2) Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by the Manager to irrevocably waive its management fee and/or reimburse the Fund through March 31, 2014, to the extent that Total Annual Fund Operating Expenses, excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed 1.57% for Class A shares and 2.33% for Class C shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years

Class A	$701	$1,024	$1,370	$2,343	$701	$1,024	$1,370	$2,343

Class C	336	744	1,278	2,740	236	744	1,278	2,740

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate for the fiscal year ended November 30, 2012 was 73% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies	The Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks and other equity securities of companies that are represented in one or more of the S&P Global Water Index, the Palisades Water or Global Water Indices or the Janney Water Index (Composite), or that are substantially engaged in water-related activities. The portfolio managers consider “water-related activities” as those that relate to the quality or availability of or demand for potable and non-potable water and include but are not necessarily limited to the following: water production, storage, transport and distribution; water supply-enhancing or water demand-reducing technologies and materials; water planning, control and research; water conditioning, such as filtering, desalination, disinfection and purification; sewage and liquid waste treatment; and water delivery-related equipment and technology, consulting or engineering services relating to any of the above-mentioned activities. Normally, the Fund invests at least 40% of its total assets in non-U.S. securities and allocates its investments among securities of issuers

38	Allianz Multi-Strategy Funds

AllianzGI Global Water Fund (continued)

located in at least eight different countries (which may include the U.S.), and may invest in emerging market securities. The portfolio managers select investments on a bottom-up basis irrespective of market capitalization, geography, industry/sector or growth- or value-orientation, and ordinarily look for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services or a steady stream of new products and services. Investments are not restricted to companies with a record of dividend payments. In analyzing specific companies for possible investment, the portfolio managers may also consider the anticipated economic growth rate, political outlook, inflation rate, currency outlook and interest rate environment for the country and the region in which the company is located. In selecting investments, the portfolio managers may seek the input of a global research platform, regional portfolio managers and single country managers. The Fund is “non-diversified,” which means that it may invest a significant portion of its assets in a relatively small number of issuers, which may increase risk. In addition to common stocks and other equity securities (such as preferred stocks, convertible securities and warrants), the Fund may invest in securities issued in initial public offerings (IPOs), and may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. Although the Fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first 6 risks):

Market Risk: The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Issuer Risk: The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Equity Securities Risk: Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Water Related Risk: Because the Fund focuses its investments in water-related companies, it is particularly affected by events or factors relating to this sector, which may increase risk and volatility.

Focused Investment Risk: Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility.

Non-U.S. Investment Risk: Non-U.S. securities markets and issuers may be more volatile, smaller, less liquid, less transparent and subject to less oversight, particularly in emerging markets.

Credit and Counterparty Risk: An issuer or counterparty may default on obligations.

Currency Risk: The values of non-U.S. securities may fluctuate with currency exchange rates and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.

Derivatives Risk: Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Emerging Markets Risk: Non-U.S. investment risk may be particularly high to the extent that the Fund invests in emerging market securities. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries.

IPO Risk: Securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility.

Leveraging Risk: Instruments and transactions that constitute leverage magnify gains or losses and increase volatility.

Liquidity Risk: The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Management Risk: The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

Smaller Company Risk: Securities issued by smaller companies may be more volatile and present increased liquidity risk relative to securities issued by larger companies.

Prospectus	39

AllianzGI Global Water Fund (continued)

Turnover Risk: High levels of portfolio turnover increase transaction costs and taxes and may lower investment performance.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of a broad-based market index and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, returns would be lower than those shown. Class C performance would be lower than Class A performance because of the lower expenses paid by Class A shares. Performance in the Average Annual Total Returns table reflects the impact of sales charges. Details regarding the calculation of the Fund’s class-by-class performance, including a discussion of any performance adjustments, are provided under “Additional Performance Information” in the Fund’s prospectus and SAI. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit us.allianzgi.com for more current performance information.

Calendar Year Total Returns — Class A

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

Highest 04/01/2009–06/30/2009	24.96%

Lowest 07/01/2011–09/30/2011	-18.24%

Average Annual Total Returns (for periods ended 12/31/12)

		Fund Inception
	1 Year	(3/31/08)

Class A — Before Taxes	14.87%	0.65%

Class A — After Taxes on Distributions	14.42%	0.30%

Class A — After Taxes on Distributions and Sale of Fund Shares	9.66%	0.33%

Class C	19.62%	1.09%

S&P Global Water Index	21.27%	3.17%

Lipper Global Natural Resources Funds Average	1.75%	-5.01%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for other share classes will vary.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser Allianz Global Investors U.S. LLC (“AllianzGI U.S.”)

Portfolio Manager
Andreas Fruschki, CFA, lead portfolio manager and analyst, has managed the Fund since 2008.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s distributor by mail (Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050), as further described in the Fund’s prospectus and SAI. To avoid

40	Allianz Multi-Strategy Funds

AllianzGI Global Water Fund (continued)

delays in a purchase or redemption, please call 1-800-988-8380 with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Class A and Class C shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker- Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Prospectus	41

AllianzGI High Yield Bond Fund

Investment Objective	The Fund seeks a high level of current income and capital growth.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of eligible funds that are part of the family of mutual funds sponsored by Allianz. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 218 of the Fund’s prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed	Maximum Contingent Deferred Sales Charge (CDSC) (Load)
Share Class	on Purchases (as a percentage of offering price)	(as a percentage of the lower of original purchase price or NAV)(1)

Class A	3.75%	1%

Class C	None	1%

Class R	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

						Total Annual
						Fund Operating
		Distribution		Total Annual		Expenses After
	Management	and/or Service	Other	Fund Operating	Expense	Expense
Share Class	Fees	(12b-1) Fees	Expenses	Expenses	Reductions(2)	Reductions(2)

Class A	0.48%	0.25%	0.17%	0.90%	–	0.90%

Class C	0.48	1.00	0.20	1.68	–	1.68

Class R	0.48	0.50	0.27	1.25	(0.10)%	1.15

(1) For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase. For Class C shares, the CDSC is imposed only on shares redeemed in the first year.

(2) Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by the Manager to irrevocably waive its management fee and/or reimburse the Fund through March 31, 2014, to the extent that Total Annual Fund Operating Expenses, excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed 1.15% for Class R. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years

Class A	$463	$651	$855	$1,441	$463	$651	$855	$1,441

Class C	271	530	913	1,987	171	530	913	1,987

Class R	117	387	677	1,502	117	387	677	1,502

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate for the fiscal year ended November 30, 2012 was 86% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies	The Fund seeks to achieve its objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in high yield securities (“junk bonds”), which are fixed income securities rated below investment grade or unrated and determined to be of similar quality. The Fund’s fixed income securities may be fixed-, variable- or floating-rate. The Fund invests across the entire range of maturities of high yield securities. The portfolio managers follow a disciplined, fundamental bottom-up research process, which facilitates the early identification of high yield issuers demonstrating their ability to improve their fundamental characteristics. The portfolio managers select issuers that exceed minimum credit statistics and exhibit the highest visibility of future expected operating performance. The portfolio managers look for the following in high

42	Allianz Multi-Strategy Funds

AllianzGI High Yield Bond Fund (continued)

yield investment candidates: ability to exceed market expectations of operating earnings; the potential for bond rating upgrades; debt reduction capabilities; the ability to secure other sources of capital; and the potential to be recognized as an acquisition candidate. The fundamental research process generally includes: breakdown of a company and its growth by division and region, including revenue model analysis; profit margin analysis; experience and quality of its management; industry dynamics and competitive analysis; distribution channel and supply chain analysis; and macroeconomic climate. The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts, warrants and other derivative instruments. Although the Fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first 6 risks):

Market Risk: The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Issuer Risk: The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Interest Rate Risk: Fixed income securities may decline in value because of increases in interest rates.

High Yield Risk: High-yield or junk bonds are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

Credit and Counterparty Risk: An issuer or counterparty may default on obligations.

Liquidity Risk: The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Derivatives Risk: Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Focused Investment Risk: Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility.

Leveraging Risk: Instruments and transactions that constitute leverage magnify gains or losses and increase volatility.

Management Risk: The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

Smaller Company Risk: Securities issued by smaller companies may be more volatile and present increased liquidity risk relative to securities issued by larger companies.

Turnover Risk: High levels of portfolio turnover increase transaction costs and taxes and may lower investment performance.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of a broad-based market index and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, returns would be lower than those shown. Class C and Class R performance would be lower than Class A performance because of the lower expenses paid by Class A shares. Performance in the Average Annual Total Returns table reflects the impact of sales charges. As of April 2, 2012, the Fund’s maximum sales charge (load) for purchases of Class A shares was reduced from 5.50% to 3.75%, and performance of the Fund’s Class A shares in the Average Annual Total Returns table reflects the impact of the 3.75% sales charge. For periods prior to the inception date of a share class, performance information shown for such class may be based on the performance of an older class of shares that dates back to the Fund’s inception, as adjusted to reflect certain fees and expenses paid by the newer class. Similarly, for periods prior to a reorganization of the Fund, in which a predecessor fund was merged into the Fund, the performance information is based on the performance of the predecessor fund, adjusted to reflect certain fees and expenses

Prospectus	43

AllianzGI High Yield Bond Fund (continued)

paid by the particular share class of the Fund. These adjustments generally result in estimated performance results for the newer class that are higher or lower than the actual results of the predecessor class and/or the predecessor fund, as the case may be, due to differing levels of fees and expenses paid. Details regarding the calculation of the Fund’s class-by-class performance, including a discussion of any performance adjustments, are provided under “Additional Performance Information” in the Fund’s prospectus and SAI. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit us.allianzgi.com for more current performance information.

Calendar Year Total Returns — Class A

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

Highest 04/01/2009–06/30/2009	14.91%

Lowest 10/01/2008–12/31/2008	-15.59%

Average Annual Total Returns (for periods ended 12/31/12)

				Fund Inception
	1 Year	5 Years	10 Years	(7/31/96)

Class A — Before Taxes	9.09%	8.45%	8.43%	7.91%

Class A — After Taxes on Distributions	6.38%	5.52%	5.47%	4.24%

Class A — After Taxes on Distributions and Sale of Fund Shares	5.81%	5.43%	5.43%	4.39%

Class C	11.43%	8.51%	8.06%	7.37%

Class R	13.04%	9.02%	8.58%	7.90%

BofA Merrill Lynch High Yield Master II Index	15.59%	10.01%	10.39%	7.65%

Lipper High Yield Funds Average	14.66%	8.01%	8.89%	6.55%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for other share classes will vary.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser Allianz Global Investors U.S. LLC (“AllianzGI U.S.”)

Portfolio Managers
Douglas G. Forsyth, CFA, portfolio manager and CIO Fixed Income US, has managed the Fund since 1996.

William L. Stickney, portfolio manager and managing director, has managed the Fund since 1999.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s distributor by mail (Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050), as further described in the Fund’s prospectus and SAI. To avoid delays in a purchase or redemption, please call 1-800-988-8380 with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Class A and Class C shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50. For Class R shares, specified benefit plans may establish various minimum investment and account size requirements; ask your plan administrator for more information.

44	Allianz Multi-Strategy Funds

AllianzGI High Yield Bond Fund (continued)

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker- Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Prospectus	45

AllianzGI International Small-Cap Fund

Investment Objective	The Fund seeks maximum long-term capital appreciation.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of eligible funds that are part of the family of mutual funds sponsored by Allianz. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 218 of the Fund’s prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed	Maximum Contingent Deferred Sales Charge (CDSC) (Load)
Share Class	on Purchases (as a percentage of offering price)	(as a percentage of the lower of original purchase price or NAV)(1)

Class A	5.50%	1%

Class C	None	1%

Class R	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

						Total Annual
						Fund Operating
		Distribution		Total Annual		Expenses After
	Management	and/or Service	Other	Fund Operating	Expense	Expense
Share Class	Fees	(12b-1) Fees	Expenses	Expenses	Reductions(2)	Reductions(2)

Class A	1.00%	0.25%	0.51%	1.76%	(0.31)%	1.45%

Class C	1.00	1.00	0.37	2.37	(0.17)	2.20

Class R	1.00	0.50	0.40	1.90	(0.20)	1.70

(1) For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase. For Class C shares, the CDSC is imposed only on shares redeemed in the first year.

(2) Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by the Manager to irrevocably waive its management fee and/or reimburse the Fund through March 31, 2014, to the extent that Total Annual Fund Operating Expenses, excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed 1.45% for Class A shares, 2.20% for Class C shares and 1.70% for Class R shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years

Class A	$689	$1,045	$1,424	$2,485	$689	$1,045	$1,424	$2,485

Class C	323	723	1,250	2,693	223	723	1,250	2,693

Class R	173	578	1,008	2,206	173	578	1,008	2,206

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate for the fiscal year ended November 30, 2012 was 117% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies	The Fund seeks to achieve its objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in companies with smaller market capitalizations. The Fund currently considers smaller market capitalization companies to be companies with market capitalizations of below $5 billion. The Fund normally allocates its investments among securities of issuers located in at least eight different countries (one of which may be the United States). The Fund may invest up to 30% of its assets in emerging market securities (but no more than 10% in any one emerging market country). Regional portfolio managers in Europe and Asia collaborate to produce a portfolio that is believed likely to have the best investment opportunities from each of those regions. The portfolio managers develop forecasts of economic growth, inflation and interest rates

46	Allianz Multi-Strategy Funds

AllianzGI International Small-Cap Fund (continued)

that are used to help identify regions and countries that are likely to offer the best investment opportunities. The portfolio managers may consider the anticipated economic growth rate, political outlook, inflation rate, currency outlook and interest rate environment for the country and the region in which a company is located. The portfolio managers ordinarily look for the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services or a steady stream of new products and services. In addition to common stocks and other equity securities (such as preferred stocks, convertible securities and warrants), the Fund may invest in securities issued in initial public offerings (IPOs), and may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. Although the Fund does not intend to invest significantly in derivative instruments, it may do so at any time.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first 6 risks):

Market Risk: The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Issuer Risk: The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Equity Securities Risk: Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Non-U.S. Investment Risk: Non-U.S. securities markets and issuers may be more volatile, smaller, less liquid, less transparent and subject to less oversight, particularly in emerging markets.

Emerging Markets Risk: Non-U.S. investment risk may be particularly high to the extent that the Fund invests in emerging market securities. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries.

Smaller Company Risk: Securities issued by smaller companies may be more volatile and present increased liquidity risk relative to securities issued by larger companies.

Credit and Counterparty Risk: An issuer or counterparty may default on obligations.

Currency Risk: The values of non-U.S. securities may fluctuate with currency exchange rates and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.

Derivatives Risk: Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Focused Investment Risk: Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility.

IPO Risk: Securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility.

Leveraging Risk: Instruments and transactions that constitute leverage magnify gains or losses and increase volatility.

Liquidity Risk: The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Management Risk: The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

Turnover Risk: High levels of portfolio turnover increase transaction costs and taxes and may lower investment performance.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Prospectus	47

AllianzGI International Small-Cap Fund (continued)

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of three broad-based market indexes and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, returns would be lower than those shown. Class C and Class R performance would be lower than Class A performance because of the lower expenses paid by Class A shares. Performance in the Average Annual Total Returns table reflects the impact of sales charges. For periods prior to the inception date of a share class, performance information shown for such class may be based on the performance of an older class of shares that dates back to the Fund’s inception, as adjusted to reflect certain fees and expenses paid by the newer class. Similarly, for periods prior to a reorganization of the Fund, in which a predecessor fund was merged into the Fund, the performance information is based on the performance of the predecessor fund, adjusted to reflect certain fees and expenses paid by the particular share class of the Fund. These adjustments generally result in estimated performance results for the newer class that are higher or lower than the actual results of the predecessor class and/or the predecessor fund, as the case may be, due to differing levels of fees and expenses paid. Details regarding the calculation of the Fund’s class-by-class performance, including a discussion of any performance adjustments, are provided under “Additional Performance Information” in the Fund’s prospectus and SAI. Past performance, before and after taxes, is not necessarily predictive of future performance. Prior to July 16, 2012, the Fund was managed by a different sub-adviser pursuant to a different investment strategy and would not necessarily have achieved the performance results shown below under its current investment strategy. Visit us.allianzgi.com for more current performance information.

Calendar Year Total Returns — Class A

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

Highest 04/01/2009–06/30/2009	30.41%

Lowest 07/01/2008–09/30/2008	-28.00%

Average Annual Total Returns (for periods ended 12/31/12)

				Fund Inception
	1 Year	5 Years	10 Years	(12/31/97)

Class A — Before Taxes	14.22%	-2.09%	12.35%	11.84%

Class A — After Taxes on Distributions	13.36%	-3.28%	10.80%	10.03%

Class A — After Taxes on Distributions and Sale of Fund Shares	9.18%	-2.41%	10.45%	9.77%

Class C	18.93%	-1.73%	12.14%	11.43%

Class R	20.54%	-1.23%	12.70%	11.99%

MSCI World ex-USA Small Cap Index	17.48%	-0.70%	12.04%	7.37%

S&P Developed Ex-US Small Cap Growth Index*	17.35%	-1.78%	11.07%	5.93%

MSCI EAFE Small Cap Index	20.00%	-0.86%	11.93%	7.10%

International Small/Mid Cap Growth Average	21.27%	-0.71%	12.71%	8.54%

* The MSCI World ex-USA Small Cap Index replaced the S&P Developed Ex-US Small Cap Growth Index as the Fund’s primary benchmark as of July 16, 2012 to reflect certain changes to the Fund’s investment strategy. The Fund’s performance will also be compared to a secondary benchmark, the MSCI EAFE Small Cap Index (Europe, Australia, Far East).

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for other share classes will vary.

48	Allianz Multi-Strategy Funds

AllianzGI International Small-Cap Fund (continued)

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser Allianz Global Investors U.S. LLC (“AllianzGI U.S.”)

Portfolio Managers
Andrew Neville, lead portfolio manager, director and Head of European investment opportunities, has managed the Fund since 2012.

Dennis Lai, senior portfolio manager and Head of Asia-Pacific (ex-Japan) investment opportunities, has managed the Fund since 2012.

Koji Nakatsuka, CFA, CMA, portfolio manager and Head of Japanese investment opportunities, has managed the Fund since 2012.

Bjoern Mehrmann, portfolio manager responsible for European investment opportunities, has managed the Fund since 2012.

Frank Hansen, portfolio manager responsible for European investment opportunities, has managed the Fund since 2012.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s distributor by mail (Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050), as further described in the Fund’s prospectus and SAI. To avoid delays in a purchase or redemption, please call 1-800-988-8380 with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Class A and Class C shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50. For Class R shares, specified benefit plans may establish various minimum investment and account size requirements; ask your plan administrator for more information.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker- Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Prospectus	49

AllianzGI Micro Cap Fund

Investment Objective	The Fund seeks maximum long-term capital appreciation.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of eligible funds that are part of the family of mutual funds sponsored by Allianz. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 218 of the Fund’s prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed	Maximum Contingent Deferred Sales Charge (CDSC) (Load)
Share Class	on Purchases (as a percentage of offering price)	(as a percentage of the lower of original purchase price or NAV)(1)

Class A	5.50%	1%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Total Annual
Fund Operating
		Distribution		Total Annual		Expenses After
	Management	and/or Service	Other	Fund Operating	Expense	Expense
Share Class	Fees	(12b-1) Fees	Expenses	Expenses	Reductions(2)	Reductions(2)

Class A	1.25%	0.25%	0.68%	2.18%	(0.38)%	1.80%

(1) For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase.

(2) Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by the Manager to irrevocably waive its management fee and/or reimburse the Fund through March 31, 2014, to the extent that Total Annual Fund Operating Expenses, excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed 1.80% for Class A shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

Share Class	1 Year	3 Years	5 Years	10 Years

Class A	$723	$1,160	$1,622	$2,897

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate for the fiscal year ended November 30, 2012 was 62% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies	The Fund seeks to achieve its objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of micro-cap companies. The Fund currently defines micro-cap companies as those with market capitalizations comparable to companies included in the Russell Microcap Growth Index (between $6 million and $1.865 billion as of February 28, 2013). The portfolio managers follow a disciplined, fundamental bottom-up research process focusing on companies undergoing positive fundamental change, with sustainable growth characteristics. The portfolio managers look for what they believe to be the best risk-reward candidates within the investment universe, defined as equities that are expected to appreciate based on accelerating fundamental performance, rising expectations and related multiple expansion. Company-specific research includes industry and competitive analysis, revenue model analysis, profit analysis and balance sheet assessment. Once the portfolio managers believe that positive fundamental change is occurring and will likely lead to accelerating fundamental performance, they seek evidence that performance will be a longer-term sustainable trend. Lastly, the portfolio managers determine if the investment is timely with regard to relative valuation and price strength, exploiting stocks that are under-priced relative to their potential. The Fund may have a high portfolio turnover rate, which may be up to 200% or more. In addition to common stocks and other equity securities (such as preferred stocks and convertible securities), the Fund may invest in securities issued in

50	Allianz Multi-Strategy Funds

AllianzGI Micro Cap Fund (continued)

initial public offerings (IPOs), and may utilize foreign currency exchange contracts, options, stock index futures contracts, warrants and other derivative instruments. Although the Fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first 4 risks):

Market Risk: The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Issuer Risk: The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Equity Securities Risk: Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Smaller Company Risk: Securities issued by smaller companies may be more volatile and present increased liquidity risk relative to securities issued by larger companies.

Credit and Counterparty Risk: An issuer or counterparty may default on obligations.

Derivatives Risk: Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Focused Investment Risk: Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility.

IPO Risk: Securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility.

Leveraging Risk: Instruments and transactions that constitute leverage magnify gains or losses and increase volatility.

Liquidity Risk: The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Management Risk: The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

Turnover Risk: High levels of portfolio turnover increase transaction costs and taxes and may lower investment performance.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of a broad-based market index and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, returns would be lower than those shown. Performance in the Average Annual Total Returns table reflects the impact of sales charges. For periods prior to the inception date of a share class, performance information shown for such class may be based on the performance of an older class of shares that dates back to the Fund’s inception, as adjusted to reflect certain fees and expenses paid by the newer class. Similarly, for periods prior to a reorganization of the Fund, in which a predecessor fund was merged into the Fund, the performance information is based on the performance of the predecessor fund, adjusted to reflect certain fees and expenses paid by the particular share class of the Fund. These adjustments generally result in estimated performance results for the newer class that are higher or lower than the actual results of the predecessor class and/or the predecessor fund, as the case may be, due to differing levels of fees and expenses paid. Details regarding the calculation of the Fund’s class-by-class performance, including a discussion of any performance adjustments, are provided under “Additional Performance Information” in the Fund’s prospectus and SAI. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit us.allianzgi.com for more current performance information.

Prospectus	51

AllianzGI Micro Cap Fund (continued)

Calendar Year Total Returns — Class A

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

Highest 04/01/2003–06/30/2003	35.65%

Lowest 07/01/2011–09/30/2011	-30.57%

Average Annual Total Returns (for periods ended 12/31/12)

				Fund Inception
	1 Year	5 Years	10 Years	(7/12/95)

Class A — Before Taxes	9.42%	0.36%	10.19%	10.05%

Class A — After Taxes on Distributions	8.22%	-0.63%	8.87%	7.29%

Class A — After Taxes on Distributions and Sale of Fund Shares	7.63%	0.21%	8.70%	7.48%

Russell Microcap Growth Index	15.17%	1.02%	7.87%	5.03%

Lipper Small-Cap Core Funds Average	14.74%	3.28%	9.42%	9.31%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for other share classes will vary.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser Allianz Global Investors U.S. LLC (“AllianzGI U.S.”)

Portfolio Managers
K. Matthew Axline, CFA, portfolio manager and director, has managed the Fund since 2010.

John C. McCraw, portfolio manager and managing director, has managed the Fund since 1995.

Robert S. Marren, portfolio manager and managing director, has managed the Fund since 2007.

Stephen Lyford, portfolio manager and director, has managed the Fund since 2013.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s distributor by mail (Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050), as further described in the Fund’s prospectus and SAI. To avoid delays in a purchase or redemption, please call 1-800-988-8380 with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Class A shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker- Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

52	Allianz Multi-Strategy Funds

AllianzGI Multi-Asset Real Return Fund

Investment Objective	The Fund seeks long-term capital appreciation emphasizing inflation-adjusted returns.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of eligible funds that are part of the family of mutual funds sponsored by Allianz. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 218 of the Fund’s prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed	Maximum Contingent Deferred Sales Charge (CDSC) (Load)
Share Class	on Purchases (as a percentage of offering price)	(as a percentage of the lower of original purchase price or NAV)(1)

Class A	5.50%	1%

Class C	None	1%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

							Total Annual
							Fund Operating
		Distribution	Estimated	Acquired Fund	Total Annual		Expenses After
	Management	and/or Service	Other	Fees and	Fund Operating	Expense	Expense
Share Class	Fees	(12b-1) Fees	Expenses(2)	Expenses	Expenses	Reductions(3)	Reductions(3)

Class A	0.75%	0.25%	6.13%	0.08%	7.21%	(6.28)%	0.93%

Class C	0.75	1.00	6.13	0.08	7.96	(6.28)	1.68

(1) For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase. For Class C shares, the CDSC is imposed only on shares redeemed in the first year.

(2) Estimated Other Expenses are based on $5 million of invested assets and include organizational and offering expenses for the Fund’s initial fiscal year ending November 30, 2013.

(3) Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by the Manager to waive, through March 31, 2014, its management fee and/or reimburse the Fund to the extent that Total Annual Fund Operating Expenses, including payment of organizational expenses but excluding interest, taxes, extraordinary expenses, acquired fund expenses, and certain credits and other expenses, exceed 0.85% for Class A and 1.60% for Class C shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expenses limit. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Example: Assuming you redeem your shares at the end of each period		Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	1 Year	3 Years

Class A	$640	$1,461	$640	$1,461

Class C	271	1,182	171	1,182

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies	The Fund’s objective is long-term capital appreciation emphasizing inflation-adjusted returns. In seeking to achieve this objective, the Fund focuses on asset classes that are highly correlated to inflation. The portfolio managers believe that the following selected asset classes can provide attractive returns in inflationary environments.

• Commodities investments can track inflation because commodity prices drive input costs, which in turn influence Consumer Price Index (CPI) changes.

•   Real Estate-related investments, such as securities of real estate-related companies, real estate investment trusts (REITs), real estate operating companies (REOCs) and related instruments and derivatives, can provide a link to inflation (e.g., if property owners are able to raise rents to offset rising input costs.)

Prospectus	53

AllianzGI Multi-Asset Real Return Fund (continued)

•   Global resource equities are linked to inflation because resource-related businesses typically provide productivity-enhancing inputs and generally are able to benefit from rising raw material prices and by including any cost increases associated with inflation to the final costs charged to customers.

•   Treasury Inflation Protected Securities (TIPS) are debt securities with notional amounts that are directly linked to the development of CPI measures. As such, TIPS can be used directly to hedge against inflation.

The portfolio managers believe that they can enhance the Fund’s ability to meet its objective by building a diversified portfolio with multiple asset classes that have different risk and return profiles but are highly correlated to inflation. The Fund mainly invests in active or passive mutual funds, exchange traded funds (ETFs), stocks, fixed income securities, and derivatives. The Fund at inception will gain exposure to the desired asset classes partially through acquired funds. As the Fund grows in size, it will seek to achieve economies of scale by investing to an increasing degree directly in individual securities and other instruments. The managers may also allocate a portion of the portfolio to emerging market equities and emerging market fixed income securities, and such allocation would be separate from the Fund’s exposure to the current primary asset classes associated with inflation (i.e., TIPS, real estate-related investments, commodities and global resource equities).

The portfolio managers apply an active asset allocation approach based on their assessments of market cycles, economic cycles, and asset class valuations to enhance the risk and return profile of the Fund. As a consequence of the manager’s asset allocation shifts, the Fund may have a high portfolio turnover rate, which may exceed of 100% per annum.

The Fund may invest using a “fund of funds” structure, which is a term used to describe mutual funds that pursue their investment objective by investing largely or entirely in other funds. The Fund may invest up to 10% of its assets in unaffiliated investment companies. The Fund may invest in issuers of any capitalization and may participate in initial public offerings (IPOs). The Fund may invest significantly in short-term inflation-linked bonds, emerging market equities, and U.S. government bonds. The Fund may also invest in fixed income securities of any duration as well as high yield or junk bonds. In order to gain exposure to desired asset classes or securities, or for hedging or other investment purposes, the Fund may also utilize foreign currency exchange contracts, options, futures contracts (including stock index and other types of futures), warrants and other derivative instruments.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first 3 risks):

Allocation Risk: The Fund’s investment performance depends upon how its assets are allocated and reallocated among particular Underlying Funds and other investments. The Sub-Adviser’s allocation techniques and decisions and/or the Sub-Adviser’s selection of Underlying Funds and other investments may not produce the desired results.

Underlying Fund and Other Acquired Fund Risks: The Fund will be affected by factors, risks and performance specific to the Underlying Funds and Other Acquired Funds.

Management Risk: The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

Commodity Risk: Commodity-linked derivative instruments may increase volatility.

Currency Risk: The values of non-U.S. securities may fluctuate with currency exchange rates and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.

Derivatives Risk: Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Emerging Markets Risk: Non-U.S. investment risk may be particularly high to the extent that the Fund invests in emerging market securities. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries.

Equity Securities Risk: Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Fixed Income Risk: Fixed income (debt) securities are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to changes in interest rates or an issuer’s or counterparty’s deterioration or default.

54	Allianz Multi-Strategy Funds

AllianzGI Multi-Asset Real Return Fund (continued)

High Yield Risk: High-yield or junk bonds are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

Index Risk: Investments in index-linked derivatives are subject to the risks associated with the applicable index.

Interest Rate Risk: Fixed income securities may decline in value because of increases in interest rates.

IPO Risk: Securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility.

Issuer Risk: The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Liquidity Risk: The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Market Risk: The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Non-U.S. Investment Risk: Non-U.S. securities markets and issuers may be more volatile, smaller, less liquid, less transparent and subject to less oversight, particularly in emerging markets.

REIT and Real Estate-Related Investment Risk: Adverse changes in the real estate markets may affect the value of REIT investments or real estate-linked derivatives.

Smaller Company Risk: Securities issued by smaller companies may be more volatile and present increased liquidity risk relative to securities issued by larger companies.

Turnover Risk: High levels of portfolio turnover increase transaction costs and taxes and may lower investment performance.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	Performance information for the Fund will be available after the Fund completes a full calendar year of operation.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser Allianz Global Investors U.S. LLC (“AllianzGI U.S.”)

Portfolio Managers
Dr. Michael Stamos, CFA, lead portfolio manager, has managed the Fund since 2012.

Giorgio Carlino, portfolio manager, has managed the Fund since 2012.

Dr. Zijian Yang, portfolio manager, has managed the Fund since 2012.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s distributor by mail (Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050), as further described in the Fund’s prospectus and SAI. To avoid delays in a purchase or redemption, please call 1-800-988-8380 with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Class A and Class C shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Prospectus	55

AllianzGI Multi-Asset Real Return Fund (continued)

Payments to Broker- Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

56	Allianz Multi-Strategy Funds

AllianzGI NFJ Emerging Markets Value Fund

Investment Objective	The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of eligible funds that are part of the family of mutual funds sponsored by Allianz. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 218 of the Fund’s prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed	Maximum Contingent Deferred Sales Charge (CDSC) (Load)
Share Class	on Purchases (as a percentage of offering price)	(as a percentage of the lower of original purchase price or NAV)(1)

Class A	5.50%	1%

Class C	None	1%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

						Total Annual
						Fund Operating
		Distribution	Estimated	Total Annual		Expenses After
	Management	and/or Service	Other	Fund Operating	Expense	Expense
Share Class	Fees	(12b-1) Fees	Expenses(2)	Expenses	Reductions(3)	Reductions(3)

Class A	1.00%	0.25%	12.11%	13.36%	(11.81)%	1.55%

Class C	1.00	1.00	12.11	14.11	(11.81)	2.30

(1) For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase. For Class C shares, the CDSC is imposed only on shares redeemed in the first year.

(2) Other Expenses are based upon estimated amounts for the Fund’s initial fiscal year ending November 30, 2013 and include organizational expenses.

(3) Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by the Manager to waive, through March 31, 2014, its management fee and/or reimburse the Fund to the extent that Total Annual Fund Operating Expenses, including payment of organizational expenses but excluding interest, taxes, extraordinary expenses, and certain credits and other expenses, exceed 1.55% for Class A and 2.30% for Class C shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expenses limit. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Example: Assuming you redeem your shares at the end of each period		Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	1 Year	3 Years

Class A	$699	$2,401	$699	$2,401

Class C	333	2,154	233	2,154

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies	The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of companies that are domiciled in or tied economically to countries with emerging securities markets—that is, countries with securities markets which are, in the opinion of the portfolio managers, less sophisticated than more developed markets in terms of participation by investors, analyst coverage, liquidity and regulation. The Fund may achieve its exposure to non-U.S. equity securities in several ways, including through investing in American Depositary Receipts (ADRs) and other depositary receipts, in addition to direct investments in the securities of non-U.S. issuers. The Fund may also utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments, as well as access products such as participatory notes. Although the Fund does not expect to invest significantly in foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments, it may do so at any time.

Prospectus	57

AllianzGI NFJ Emerging Markets Value Fund (continued)

In selecting investments for the Fund, the portfolio managers use a value investing style focusing on equity securities of companies whose securities the portfolio managers believe have low valuations, including smaller capitalization securities and real estate investment trusts (REITs). The portfolio managers partition the Fund’s initial selection universe of non-U.S. and U.S. companies for dividend-paying value opportunities across the emerging markets to determine potential holdings for the Fund representing broad diversification by sector, industry, country and issue. The portfolio managers use quantitative factors to screen the Fund’s selection universe, analyzing factors such as price-to-earnings ratios (i.e., share price relative to a company’s earnings), dividend yield, price-to-book ratios (i.e., share price relative to a company’s balance sheet value), price-to-cash-flow ratios (i.e., share price relative to a company’s cash flow). After still further narrowing the universe through a combination of qualitative analysis and fundamental research, the portfolio managers select securities for the Fund.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first 6 risks):

Market Risk: The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Issuer Risk: The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Equity Securities Risk: Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Non-U.S. Investment Risk: Non-U.S. securities markets and issuers may be more volatile, smaller, less liquid, less transparent and subject to less oversight, particularly in emerging markets.

Emerging Markets Risk: Non-U.S. investment risk may be particularly high to the extent that the Fund invests in emerging market securities. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries.

Smaller Company Risk: Securities issued by smaller companies may be more volatile and present increased liquidity risk relative to securities issued by larger companies.

Credit and Counterparty Risk: An issuer or counterparty may default on obligations.

Currency Risk: The values of non-U.S. securities may fluctuate with currency exchange rates and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.

Derivatives Risk: Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Liquidity Risk: The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Management Risk: The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

REIT and Real Estate-Related Investment Risk: Adverse changes in the real estate markets may affect the value of REIT investments or real estate-linked derivatives.

Turnover Risk: High levels of portfolio turnover increase transaction costs and taxes and may lower investment performance.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	Performance information for the Fund will be available after the Fund completes a full calendar year of operation.

58	Allianz Multi-Strategy Funds

AllianzGI NFJ Emerging Markets Value Fund (continued)

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser NFJ Investment Group LLC (“NFJ”)

Portfolio Managers
Morley D. Campbell, CFA, lead portfolio manager, analyst and managing director, has managed the Fund since 2012.

L. Baxter Hines, CFA, portfolio manager, analyst and director, has managed the Fund since 2012.

R. Burns McKinney, CFA, portfolio manager, analyst and managing director, has managed the Fund since 2012.

Thomas W. Oliver, CFA, CPA, portfolio manager and managing director, has managed the Fund since 2012.

John R. Mowrey, portfolio manager, investment analyst and vice president, has managed the Fund since 2013.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s distributor by mail (Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050), as further described in the Fund’s prospectus and SAI. To avoid delays in a purchase or redemption, please call 1-800-988-8380 with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Class A and Class C shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker- Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Prospectus	59

AllianzGI NFJ Global Dividend Value Fund

Investment Objective	The Fund seeks long-term growth of capital and income.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of eligible funds that are part of the family of mutual funds sponsored by Allianz. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 218 of the Fund’s prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed	Maximum Contingent Deferred Sales Charge (CDSC) (Load)
Share Class	on Purchases (as a percentage of offering price)	(as a percentage of the lower of original purchase price or NAV)(1)

Class A	5.50%	1%

Class C	None	1%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

						Total Annual
						Fund Operating
		Distribution		Total Annual		Expenses After
	Management	and/or Service	Other	Fund Operating	Expense	Expense
Share Class	Fees	(12b-1) Fees	Expenses	Expenses	Reductions(2)	Reductions(2)

Class A	0.80%	0.25%	0.65%	1.70%	(0.50)%	1.20%

Class C	0.80	1.00	0.65	2.45	(0.46)	1.99

(1) For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase. For Class C shares, the CDSC is imposed only on shares redeemed in the first year.

(2) Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by the Manager to irrevocably waive its management fee and/or reimburse the Fund through March 31, 2014, to the extent that Total Annual Fund Operating Expenses, excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed 1.20% for Class A shares and 1.99% for Class C shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years

Class A	$666	$1,010	$1,378	$2,409	$666	$1,010	$1,378	$2,409

Class C	302	720	1,264	2,751	202	720	1,264	2,751

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate for the fiscal year ended November 30, 2012 was 41% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies	The Fund seeks to achieve its objective by normally investing primarily in common stocks of U.S. and non-U.S. companies with market capitalizations in excess of $1 billion. Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks and other equity securities of companies that pay or are expected to pay dividends. The Fund normally invests at least 40% of its total assets in non-U.S. securities (directly or through depositary receipts) and at least 25% of its total assets in U.S. securities, and allocates its investments among securities of issuers located in at least three different countries (which may include the U.S.). The Fund normally invests no more than 30% of its total assets in emerging market securities. The portfolio managers focus on securities of companies that they believe have low valuations and they use quantitative factors to screen the Fund’s initial selection universe. The portfolio managers classify this universe by industry (without regard to geographic concentration) in order to determine potential holdings representing a broad range of industry groups. Within each industry group, the portfolio

60	Allianz Multi-Strategy Funds

AllianzGI NFJ Global Dividend Value Fund (continued)

managers further narrow the universe by analyzing factors such as price-to-earnings ratios (i.e., share price relative to a company’s earnings), dividend yield, price-to-book ratios (i.e., share price relative to a company’s balance sheet value), price-to-cash-flow ratios (i.e., share price relative to a company’s cash flow) and price momentum (i.e., changes in security price relative to changes in overall market prices). After narrowing the universe through a combination of qualitative analysis and fundamental research, the portfolio managers select securities for the Fund. In addition to common stocks and other equity securities (such as preferred stocks, convertible securities and warrants), the Fund may invest in real estate investment trusts (REITs).

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first 6 risks):

Market Risk: The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Issuer Risk: The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Equity Securities Risk: Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Non-U.S. Investment Risk: Non-U.S. securities markets and issuers may be more volatile, smaller, less liquid, less transparent and subject to less oversight, particularly in emerging markets.

Emerging Markets Risk: Non-U.S. investment risk may be particularly high to the extent that the Fund invests in emerging market securities. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries.

Smaller Company Risk: Securities issued by smaller companies may be more volatile and present increased liquidity risk relative to securities issued by larger companies.

Credit and Counterparty Risk: An issuer or counterparty may default on obligations.

Currency Risk: The values of non-U.S. securities may fluctuate with currency exchange rates and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.

Focused Investment Risk: Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility.

Leveraging Risk: Instruments and transactions that constitute leverage magnify gains or losses and increase volatility.

Liquidity Risk: The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Management Risk: The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

REIT and Real Estate-Related Investment Risk: Adverse changes in the real estate markets may affect the value of REIT investments or real estate-linked derivatives.

Turnover Risk: High levels of portfolio turnover increase transaction costs and taxes and may lower investment performance.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of a broad-based market index and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, returns would be lower than those shown. Class C performance would be lower than Class A performance because of the lower expenses paid by Class A shares. Performance in the Average

Prospectus	61

AllianzGI NFJ Global Dividend Value Fund (continued)

Annual Total Returns table reflects the impact of sales charges. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit us.allianzgi.com for more current performance information.

Calendar Year Total Returns — Class A

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

Highest 07/01/2010–09/30/2010	14.15%

Lowest 07/01/2011–09/30/2011	-18.69%

Average Annual Total Returns (for periods ended 12/31/12)

		Fund Inception
	1 Year	(06/26/09)

Class A — Before Taxes	7.81%	9.77%

Class A — After Taxes on Distributions	6.71%	8.18%

Class A — After Taxes on Distributions and Sale of Fund Shares	5.11%	7.52%

Class C	12.19%	10.72%

MSCI AC World Index	16.13%	12.12%

Lipper Global Equity Income Funds Average	13.14%	11.68%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for other share classes will vary.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser NFJ Investment Group LLC (“NFJ”)

Portfolio Managers
R. Burns McKinney, CFA, lead portfolio manager, analyst and managing director, has managed the Fund since 2009.

Benno J. Fischer, CFA, portfolio manager, managing director, CIO and founding partner, has managed the Fund since 2009.

L. Baxter Hines, CFA, portfolio manager, analyst and director, has managed the Fund since 2010.

John R. Mowrey, portfolio manager, investment analyst and vice president, has managed the Fund since 2013.

Thomas W. Oliver, CFA, CPA, portfolio manager and managing director, has managed the Fund since 2009.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s distributor by mail (Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050), as further described in the Fund’s prospectus and SAI. To avoid delays in a purchase or redemption, please call 1-800-988-8380 with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Class A and Class C shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

62	Allianz Multi-Strategy Funds

AllianzGI NFJ Global Dividend Value Fund (continued)

Payments to Broker- Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Prospectus	63

AllianzGI NFJ International Small-Cap Value Fund

Investment Objective	The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of eligible funds that are part of the family of mutual funds sponsored by Allianz. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 218 of the Fund’s prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed	Maximum Contingent Deferred Sales Charge (CDSC) (Load)
Share Class	on Purchases (as a percentage of offering price)	(as a percentage of the lower of original purchase price or NAV)(1)

Class A	5.50%	1%

Class C	None	1%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

						Total Annual
						Fund Operating
		Distribution		Total Annual		Expenses After
	Management	and/or Service	Other	Fund Operating	Expense	Expense
Share Class	Fees	(12b-1) Fees	Expenses	Expenses	Reductions(2)	Reductions(2)

Class A	0.95%	0.25%	3.07%	4.27%	(2.82)%	1.45%

Class C	0.95	1.00	3.07	5.02	(2.82)	2.20

(1) For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase. For Class C shares, the CDSC is imposed only on shares redeemed in the first year.

(2) Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by the Manager to waive its management fee and/or reimburse the Fund through March 31, 2014 to the extent that Total Annual Fund Operating Expenses, including payment of organizational expenses but excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed 1.45% for Class A shares and 2.20% for Class C shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years

Class A	$689	$1,531	$2,385	$4,576	$689	$1,531	$2,385	$4,576

Class C	323	1,255	2,286	4,863	223	1,255	2,286	4,863

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate for the period ended November 30, 2012 was 19%. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies	The Fund seeks to achieve its objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks and other equity securities (such as preferred stocks, convertible securities and warrants) with smaller market capitalizations. The Fund currently considers smaller market capitalization companies to be companies with market capitalization of between $500 million and $5 billion. Under normal circumstances, the Fund expects to invest at least 65% of its net assets in non-U.S. equity securities. The Fund may invest up to 20% of its assets in emerging market securities. The Fund may also achieve its exposure to non-U.S. equity securities through investing in American Depositary Receipts (ADRs).

The portfolio managers seek stocks that are attractively priced, based on their industry relative P/E multiples and dividend yields. The portfolio managers use a value investing style focusing on companies whose securities the portfolio managers believe are undervalued. The portfolio managers partition the Fund’s selection universe by industry and then identify what they believe to be undervalued securities in each industry to determine potential

64	Allianz Multi-Strategy Funds

AllianzGI NFJ International Small-Cap Value Fund (continued)

holdings for the Fund representing a broad range of industry groups. The portfolio managers use quantitative factors to screen the Fund’s initial selection universe, analyzing factors such as price momentum (i.e., changes in security price relative to changes in overall market prices), earnings estimate revisions (i.e., changes in analysts’ earnings-per-share estimates) and fundamental changes. After narrowing the universe through a combination of qualitative analysis and fundamental research, the portfolio managers select securities for the Fund. In addition to common stocks and other equity securities, the Fund may invest in securities issued in initial public offerings (IPOs).

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first 9 risks):

Market Risk: The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Issuer Risk: The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Equity Securities Risk: Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Non-U.S. Investment Risk: Non-U.S. securities markets and issuers may be more volatile, smaller, less liquid, less transparent and subject to less oversight, particularly in emerging markets.

Credit and Counterparty Risk: An issuer or counterparty may default on obligations.

Currency Risk: The values of non-U.S. securities may fluctuate with currency exchange rates and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.

Emerging Markets Risk: Non-U.S. investment risk may be particularly high to the extent that the Fund invests in emerging market securities. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries.

Smaller Company Risk: Securities issued by smaller companies may be more volatile and present increased liquidity risk relative to securities issued by larger companies.

Liquidity Risk: The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Derivatives Risk: Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Focused Investment Risk: Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility.

IPO Risk: Securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility.

Management Risk: The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

Turnover Risk: High levels of portfolio turnover increase transaction costs and taxes and may lower investment performance.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	Performance information for the Fund will be available after the Fund completes a full calendar year of operation.

Prospectus	65

AllianzGI NFJ International Small-Cap Value Fund (continued)

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser NFJ Investment Group LLC (“NFJ”)

Portfolio Managers
L. Baxter Hines, CFA, lead portfolio manager, analyst and director, has managed the Fund since 2012.

Benno J. Fischer, CFA, portfolio manager, managing director, CIO and founding partner, has managed the Fund since 2012.

Paul A. Magnuson, portfolio manager and managing director, has managed the Fund since 2012.

John R. Mowrey, portfolio manager, investment analyst and vice president, has managed the Fund since 2013.

Morley D. Campbell, CFA, portfolio manager, analyst and managing director, has managed the Fund since 2012.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s distributor by mail (Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050), as further described in the Fund’s prospectus and SAI. To avoid delays in a purchase or redemption, please call 1-800-988-8380 with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Class A and Class C shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker- Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

66	Allianz Multi-Strategy Funds

AllianzGI NFJ International Value II Fund

Investment Objective	The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of eligible funds that are part of the family of mutual funds sponsored by Allianz. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 218 of the Fund’s prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed	Maximum Contingent Deferred Sales Charge (CDSC) (Load)
Share Class	on Purchases (as a percentage of offering price)	(as a percentage of the lower of original purchase price or NAV)(1)

Class A	5.50%	1%

Class C	None	1%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

						Total Annual
						Fund Operating
		Distribution		Total Annual		Expenses After
	Management	and/or Service	Other	Fund Operating	Expense	Expense
Share Class	Fees	(12b-1) Fees	Expenses	Expenses	Reductions(2)	Reductions(2)

Class A	0.80%	0.25%	4.09%	5.14%	(3.94)%	1.20%

Class C	0.80	1.00	4.09	5.89	(3.94)	1.95

(1) For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase. For Class C shares, the CDSC is imposed only on shares redeemed in the first year.

(2) Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by the Manager to waive its management fee and/or reimburse the Fund through March 31, 2014 to the extent that Total Annual Fund Operating Expenses, excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed 1.20% for Class A shares and 1.95% for Class C shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years

Class A	$666	$1,673	$2,677	$5,175	$666	$1,673	$2,677	$5,175

Class C	298	1,401	2,583	5,447	198	1,401	2,583	5,447

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate for the fiscal year ended November 30, 2012 was 22% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies	The Fund seeks to achieve its objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks and other equity securities of non U.S. companies with market capitalizations greater than $1 billion. The Fund normally invests significantly in securities that the portfolio managers expect will generate income (for example, by paying dividends). The Fund may invest up to 20% of its assets in emerging market securities. The Fund may also achieve its exposure to non-U.S. equity securities through investing in American Depositary Receipts (ADRs). The Fund normally will allocate its investments among securities of issuers located in at least three different countries (which may include the United States).

The portfolio managers use a value investing style focusing on companies whose securities the portfolio managers believe are undervalued. The portfolio managers use quantitative factors to screen the Fund’s initial selection universe. To further narrow the universe, the portfolio managers analyze factors such as price

Prospectus	67

AllianzGI NFJ International Value II Fund (continued)

momentum (i.e., changes in security price relative to changes in overall market prices), earnings estimate revisions (i.e., changes in analysts’ earnings-per-share estimates) and fundamental changes. The portfolio managers also identify what they believe to be undervalued securities in each industry to determine potential holdings for the Fund representing a broad range of industry groups. After narrowing the universe through a combination of qualitative analysis and fundamental research, the portfolio managers select securities for the Fund.

In addition to common stocks and other equity securities (such as preferred stocks, convertible securities and warrants), the Fund may invest in securities issued in initial public offerings (IPOs).

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first 6 risks):

Market Risk: The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Issuer Risk: The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Equity Securities Risk: Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Non-U.S. Investment Risk: Non-U.S. securities markets and issuers may be more volatile, smaller, less liquid, less transparent and subject to less oversight, particularly in emerging markets.

Emerging Markets Risk: Non-U.S. investment risk may be particularly high to the extent that the Fund invests in emerging market securities. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries.

Smaller Company Risk: Securities issued by smaller companies may be more volatile and present increased liquidity risk relative to securities issued by larger companies.

Credit and Counterparty Risk: An issuer or counterparty may default on obligations.

Currency Risk: The values of non-U.S. securities may fluctuate with currency exchange rates and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.

Focused Investment Risk: Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility.

Liquidity Risk: The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Management Risk: The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

Turnover Risk: High levels of portfolio turnover increase transaction costs and taxes and may lower investment performance.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of a broad-based market index and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, returns would be lower than those shown. Class C performance would be lower than Class A performance because of the lower expenses paid by Class A shares. Performance in the Average Annual Total Returns table reflects the impact of sales charges. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit us.allianzgi.com for more current performance information.

68	Allianz Multi-Strategy Funds

AllianzGI NFJ International Value II Fund (continued)

Calendar Year Total Returns — Class A

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

Highest 01/01/2012–03/31/2012	10.43%

Lowest 04/01/2012–06/30/2012	-6.10%

Average Annual Total Returns (for periods ended 12/31/12)

		Fund Inception
	1 Year	(12/1/11)

Class A — Before Taxes	10.26%	7.89%

Class A — After Taxes on Distributions	9.04%	6.79%

Class A — After Taxes on Distributions and Sale of Fund Shares	6.62%	6.04%

Class C	14.75%	12.78%

MSCI EAFE Index	17.32%	14.53%

Lipper International Multi-Cap Value Average	17.54%	13.53%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for other share classes will vary.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser NFJ Investment Group LLC (“NFJ”)

Portfolio Managers
L. Baxter Hines, CFA, lead portfolio manager, analyst and director, has managed the Fund since 2011.

Benno J. Fischer, CFA, portfolio manager, managing director, CIO and founding partner, has managed the Fund since 2011.

Paul A. Magnuson, portfolio manager and managing director, has managed the Fund since 2011.

R. Burns McKinney, CFA, portfolio manager, analyst and managing director, has managed the Fund since 2011.

John R. Mowrey, portfolio manager, investment analyst and vice president, has managed the Fund since 2013.

Thomas W. Oliver, CFA, CPA, portfolio manager and managing director, has managed the Fund since 2011.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s distributor by mail (Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050), as further described in the Fund’s prospectus and SAI. To avoid delays in a purchase or redemption, please call 1-800-988-8380 with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Class A and Class C shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Prospectus	69

AllianzGI NFJ International Value II Fund (continued)

Payments to Broker- Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

70	Allianz Multi-Strategy Funds

AllianzGI Redwood Fund

Investment Objective	The Fund seeks long-term capital appreciation with a high degree of downside protection and reduced volatility relative to the broad U.S. equity market.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of eligible funds that are part of the family of mutual funds sponsored by Allianz. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 218 of the Fund’s prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed	Maximum Contingent Deferred Sales Charge (CDSC) (Load)
Share Class	on Purchases (as a percentage of offering price)	(as a percentage of the lower of original purchase price or NAV)(1)

Class A	5.50%	1%

Class C	None	1%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

						Total Annual
						Fund Operating
		Distribution		Total Annual		Expenses After
	Management	and/or Service	Other	Fund Operating	Expense	Expense
Share Class	Fees	(12b-1) Fees	Expenses	Expenses	Reductions(2)	Reductions(2)

Class A	1.00%	0.25%	2.32%	3.57%	(1.97)%	1.60%

Class C	1.00	1.00	2.50	4.50	(2.00)	2.50

(1) For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase. For Class C shares, the CDSC is imposed only on shares redeemed in the first year.

(2) Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by the Manager to irrevocably waive its management fee and/or reimburse the Fund through March 31, 2014 to the extent that Total Annual Fund Operating Expenses, excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed 1.60% for Class A shares and 2.50% for Class C shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years

Class A	$704	$1,411	$2,140	$4,053	$704	$1,411	$2,140	$4,053

Class C	353	1,180	2,117	4,499	253	1,180	2,117	4,499

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate for the fiscal year ended November 30, 2012 was 88% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies	The Fund seeks to achieve its objective under normal circumstances by primarily investing in in-the-money (ITM) buy-writes on U.S. equities and writing out-of-the-money put options on U.S. equities. Buy-writes represent the combination of a long equity position and the sale of a call option against that equity position. In analyzing specific buy-writes for possible investment, the portfolio managers ordinarily look for protection down to a fundamentally derived estimate of “intrinsic value,” as described below; attractive potential return relative to risk; and an appropriate correlation between the time to expiration and the estimate of intrinsic value. Based on fundamental research, the portfolio managers estimate the potential downside volatility (the “intrinsic value” level) of each equity security under consideration for the Fund’s buy-write portfolio. The strike price of the call options is usually set at or below the estimated intrinsic value level of the securities against which they are sold and the time to expiration of the options that the Fund sells varies. The Fund may also write (sell) in-the-money call options on equity indexes and/or exchange traded funds and may write call options on individual securities

Prospectus	71

AllianzGI Redwood Fund (continued)

that it does not hold in its portfolio (i.e., “naked” call options). With respect to any long equity position held by the Fund, the Fund may write call options on a greater or lesser number of shares than it holds. To the extent that call options are written on greater than 100% of the position, this would represent naked call option exposure. However, with respect to any naked call option exposure, the fund will segregate liquid assets in an amount equal to its daily exposure under the contract or enter into offsetting positions. When writing out-of-the-money put options, the Fund typically sets the strike price at or below the estimated intrinsic value level of the securities on which the options are written. The fund typically uses out-of-the-money put options to achieve similar goals as the buy-writes in which it invests. The issuers of equity securities purchased by the Fund will primarily have market capitalizations in excess of $2 billion. The Fund may invest in companies located within or outside the United States (including companies organized or headquartered in emerging market countries). The Fund is not limited in the percentage of assets it may invest in any one country, region or geographic area. The Fund may invest in initial public offerings (IPOs) and in exchange-traded funds. In addition to common stocks and other equity securities (such as preferred stocks, convertible securities and warrants) and equity-related instruments, the Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first 4 risks):

Market Risk: The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Issuer Risk: The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Equity Securities Risk: Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Derivatives Risk: Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Credit and Counterparty Risk: An issuer or counterparty may default on obligations.

Currency Risk: The values of non-U.S. securities may fluctuate with currency exchange rates and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.

Emerging Markets Risk: Non-U.S. investment risk may be particularly high to the extent that the Fund invests in emerging market securities. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries.

Focused Investment Risk: Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility.

Interest Rate Risk: Fixed income securities may decline in value because of increases in interest rates.

IPO Risk: Securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility.

Leveraging Risk: Instruments and transactions that constitute leverage magnify gains or losses and increase volatility.

Liquidity Risk: The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Management Risk: The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

Non-U.S. Investment Risk: Non-U.S. securities markets and issuers may be more volatile, smaller, less liquid, less transparent and subject to less oversight, particularly in emerging markets.

Smaller Company Risk: Securities issued by smaller companies may be more volatile and present increased liquidity risk relative to securities issued by larger companies.

Turnover Risk: High levels of portfolio turnover increase transaction costs and taxes and may lower investment performance.

72	Allianz Multi-Strategy Funds

AllianzGI Redwood Fund (continued)

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of two broad-based market indexes and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, returns would be lower than those shown. Class C performance would be lower than Class A performance because of the lower expenses paid by Class A shares. Performance in the Average Annual Total Returns table reflects the impact of sales charges. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit us.allianzgi.com for more current performance information.

Calendar Year Total Returns — Class A

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

Highest 10/01/2011–12/31/2011	7.96%

Lowest 07/01/2011–09/30/2011	-12.33%

Average Annual Total Returns (for periods ended 12/31/12)

		Fund Inception
	1 Year	(12/27/10)

Class A — Before Taxes	-0.23%	-1.75%

Class A — After Taxes on Distributions	-0.23%	-1.75%

Class A — After Taxes on Distributions and Sale of Fund Shares	-0.15%	-1.48%

Class C	3.66%	0.27%

BofA Merrill Lynch 3-Month US Treasury Bill	0.11%	0.11%

S&P 500 Index	16.00%	8.80%

Lipper Equity Market Neutral Funds Average	1.24%	1.07%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for other share classes will vary.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser Allianz Global Investors U.S. LLC (“AllianzGI U.S.”)

Portfolio Managers
Todd G. Hawthorne, portfolio manager and director, has managed the Fund since 2010.

Raphael L. Edelman, portfolio manager, director and CIO US Large Cap Core Growth Equities, has managed the Fund since 2010.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s distributor by mail (Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050), as further described in the Fund’s prospectus and SAI. To avoid delays in a purchase or redemption, please call 1-800-988-8380 with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net

Prospectus	73

AllianzGI Redwood Fund (continued)

asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Class A and Class C shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker- Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

74	Allianz Multi-Strategy Funds

AllianzGI Retirement 2015 Fund

Investment Objective	The Fund seeks capital growth and preservation consistent with its asset allocation as 2015 approaches, and thereafter current income and, secondarily, capital appreciation.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of eligible funds that are part of the family of mutual funds sponsored by Allianz. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 218 of the Fund’s prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed	Maximum Contingent Deferred Sales Charge (CDSC) (Load)
Share Class	on Purchases (as a percentage of offering price)	(as a percentage of the lower of original purchase price or NAV)(1)

Class A	5.50%	1%

Class C	None	1%

Class R	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

							Total Annual
		Distribution					Fund Operating
		Fee and/or		Acquired Fund	Total Annual		Expenses After
	Advisory	Service	Other	Fees and	Fund Operating	Expense	Expense
Share Class	Fees(2)	(12b-1) Fees	Expenses(2)	Expenses	Expenses(3)	Reductions(4)	Reductions(4)

Class A	0.05%	0.25%	0.30%	0.56%	1.16%	(0.19)%	0.97%

Class C	0.05	1.00	0.30	0.56	1.91	(0.19)	1.72

Class R	0.05	0.50	0.30	0.56	1.41	(0.09)	1.32

(1) For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase. For Class C shares, the CDSC is imposed only on shares redeemed in the first year.

(2) Other Expenses represent administrative fees paid by the Fund to Allianz Global Investors Fund Management LLC (“AGIFM”) pursuant to an Administration Agreement between AGIFM and the Trust.

(3) Total Annual Fund Operating Expenses do not match the Ratio of Expenses to Average Net Assets of the Fund as set forth in the Financial Highlights table of the Fund’s prospectus, in part, because the Ratio of Expenses to Average Net Assets in the prospectus reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(4) The Manager has contractually agreed, until March 31, 2014, to irrevocably waive its advisory and administrative fees and reimburse any additional Other Expenses or Acquired Fund Fees and Expenses, to the extent that Total Annual Fund Operating Expenses After Expense Reductions, excluding, interest, taxes, and extraordinary expenses, exceed 0.97% for Class A, 1.72% for Class C, and 1.32% for Class R. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years

Class A	$644	$880	$1,136	$1,865	$644	$880	$1,136	$1,865

Class C	275	582	1,014	2,217	175	582	1,014	2,217

Class R	134	437	763	1,683	134	437	763	1,683

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate for the fiscal year ended November 30, 2012 was 70% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies	The Fund seeks to achieve its objective by normally investing primarily in certain affiliated mutual funds and exchange-traded funds (ETFs) sponsored by Allianz and Pacific Investment Management Company LLC (“PIMCO”) (the “Underlying Funds”). The Fund may invest without limit in Underlying Funds and may invest significantly in one or a small number of the Underlying Funds. Underlying Funds in turn invest in or have

Prospectus	75

AllianzGI Retirement 2015 Fund (continued)

exposure to (i) return-generating assets, such as U.S. and global equities, commodities, real estate, mortgage securities, high yield securities, corporate bonds, emerging market bonds, public securities of infrastructure companies and private equity companies, and alternative investment strategies such as long-short and market neutral strategies and/or (ii) defensive assets, such as Treasury Inflation-Protected Securities (“TIPS”), short-term U.S. and non-U.S. bonds and investment grade U.S. and non-U.S. sovereign bonds, corporate bonds, asset-backed securities and mortgage securities. The Fund may also invest in ETFs and mutual funds and pooled vehicles other than the Underlying Funds (together, “Other Acquired Funds”). The Fund does not currently intend to invest more than 10% of its assets in Other Acquired Funds that are not advised by the Manager or its affiliates. The Fund may also invest significantly in other securities and instruments as a complement or adjustment to its exposure to Underlying Funds and Other Acquired Funds. The Sub-Adviser normally seeks to maintain significant economic exposure to a number of countries outside the U.S., and the Fund may have exposure to companies in a broad range of market capitalizations and geographic and industry distributions, as well as to fixed income and convertible instruments with a broad range of credit quality ratings and durations. The Fund may also utilize derivative instruments, such as options, forwards or futures contracts and swap agreements. The Fund uses an actively-managed strategy and modifies asset allocations over time with the intent of progressively reducing anticipated risk and volatility as the target date of 2015 approaches and becoming increasingly conservative over time. The chart below illustrates the Sub-Adviser’s schedule of target allocations between defensive and return-generating assets as of the date of this Prospectus, according to the number of years remaining to the target retirement date. Upon reaching this target date, the Fund’s objective and strategy will change to closely resemble that of the AllianzGI Retirement Income Fund, which the Fund is expected to merge into approximately three years after its target date, provided that the Fund’s Board of Trustees determines the transaction is in the best interest of shareholders. The Retirement Income Fund is intended for investors who have already retired or begun withdrawing portions of their investments, or are seeking a conservative allocation fund, and its objective is to seek current income and, secondarily, after-inflation capital appreciation. More information about the Fund’s asset allocation and portfolio construction strategy, the Retirement Income Fund and the Underlying Funds is available in the Fund’s prospectus.

Sub-Adviser’s Glidepath

76	Allianz Multi-Strategy Funds

AllianzGI Retirement 2015 Fund (continued)

The table below illustrates the Sub-Adviser’s allocations among different asset classes within the defensive and return-gathering categories, as reflected in the Fund’s portfolio as of February 28, 2013. The asset allocation is computed by assigning each underlying investment to the most representative asset class(es).

Fund Asset Allocation as of February 28, 2013

		Percent of the
Asset Group	Asset Class	Portfolio Invested

Defensive	Short-Duration Bonds & Cash	3.8%
	U.S. Core Fixed Income	20.0%
	Non-US Core Bonds	6.9%
	Inflation-Protected Bonds	33.1%

Return-Generating	US Large Cap Equity	6.0%
	US Small Cap Equity	3.2%
	Developed Non-US Large Cap Equity	6.0%
	Developed Non-US Small/Mid Cap Equity	1.0%
	Emerging Market Equity	1.0%
	Global Fixed-Income	11.9%
	Commodity-Related Futures & Equities	4.9%
	Global Real Estate	2.2%

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first 5 risks):

Allocation Risk: The Fund’s investment performance depends upon how its assets are allocated and reallocated among particular Underlying Funds and other investments. The Sub-Adviser’s allocation techniques and decisions and/or the Sub-Adviser’s selection of Underlying Funds and other investments may not produce the desired results.

Underlying Fund and Other Acquired Fund Risks: The Fund will be affected by factors, risks and performance specific to the Underlying Funds and Other Acquired Funds.

Market Risk: The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Issuer Risk: The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Equity Securities Risk: Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Commodity Risk: Commodity-linked derivative instruments may increase volatility.

Convertible Securities Risk: Convertible securities are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

Credit and Counterparty Risk: An issuer or counterparty may default on obligations.

Currency Risk: The values of non-U.S. securities may fluctuate with currency exchange rates and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.

Derivatives Risk: Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Emerging Markets Risk: Non-U.S. investment risk may be particularly high to the extent that the Fund invests in emerging market securities. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries.

Fixed Income Risk: Fixed income (debt) securities are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to changes in interest rates or an issuer’s or counterparty’s deterioration or default.

Focused Investment Risk: Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility.

High Yield Risk: High-yield or junk bonds are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

Index Risk: Investments in index-linked derivatives are subject to the risks associated with the applicable index.

Prospectus	77

AllianzGI Retirement 2015 Fund (continued)

Interest Rate Risk: Fixed income securities may decline in value because of increases in interest rates.

IPO Risk: Securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility.

Leveraging Risk: Instruments and transactions that constitute leverage magnify gains or losses and increase volatility.

Liquidity Risk: The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Management Risk: The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

Mortgage-Related and Other Asset-Backed Risk: Investing in mortgage- and asset-backed securities involves interest rate, credit, valuation, extension and liquidity risks and the risk that payments on the underlying assets are delayed, prepaid, subordinated or defaulted on.

Non-U.S. Investment Risk: Non-U.S. securities markets and issuers may be more volatile, smaller, less liquid, less transparent and subject to less oversight, particularly in emerging markets.

REIT and Real Estate-Related Investment Risk: Adverse changes in the real estate markets may affect the value of REIT investments or real estate-linked derivatives.

Short Selling Risk: Short selling enhances leveraging risk and involves counterparty risk and the risk of unlimited loss.

Smaller Company Risk: Securities issued by smaller companies may be more volatile and present increased liquidity risk relative to securities issued by larger companies.

Variable Distribution Risk: Periodic distributions by investments of variable or floating interest rates vary with fluctuations in market interest rates.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of a broad-based market index and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, returns would be lower than those shown. Class C and Class R performance would be lower than Class A performance because of the lower expenses paid by Class A shares. Performance in the Average Annual Total Returns table reflects the impact of sales charges. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit us.allianzgi.com for more current performance information.

Calendar Year Total Returns — Class A

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

Highest 07/01/2009–09/30/2009	9.02%

Lowest 07/01/2011–09/30/2011	-6.65%

78	Allianz Multi-Strategy Funds

AllianzGI Retirement 2015 Fund (continued)

Average Annual Total Returns (for periods ended 12/31/12)

		Fund Inception
	1 Year	(12/29/08)

Class A — Before Taxes	4.00%	9.65%

Class A — After Taxes on Distributions	2.98%	8.04%

Class A — After Taxes on Distributions and Sale of Fund Shares	2.60%	7.42%

Class C	8.22%	10.36%

Class R	9.67%	10.91%

Dow Jones Real Return 2015 Index	8.86%	10.77%

Lipper Mixed-Asset Target 2015 Funds Average	10.57%	11.24%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for other share classes will vary.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser Allianz Global Investors U.S. LLC (“AllianzGI U.S.”)

Portfolio Managers
Paul Pietranico, CFA, senior portfolio manager and director, has managed the Fund since 2008.

James Macey, CFA, portfolio manager and vice president, has managed the Fund since 2011.

Stephen Sexauer, senior portfolio manager, managing director and CIO Multi Asset US, has managed the Fund since 2008.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s distributor by mail (Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050), as further described in the Fund’s prospectus and SAI. To avoid delays in a purchase or redemption, please call 1-800-988-8380 with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Class A and Class C shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50. For Class R shares, specified benefit plans may establish various minimum investment and account size requirements; ask your plan administrator for more information.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker- Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Prospectus	79

AllianzGI Retirement 2020 Fund

Investment Objective	The Fund seeks capital growth and preservation consistent with its asset allocation as 2020 approaches, and thereafter current income and, secondarily, capital appreciation.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of eligible funds that are part of the family of mutual funds sponsored by Allianz. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 218 of the Fund’s prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed	Maximum Contingent Deferred Sales Charge (CDSC) (Load)
Share Class	on Purchases (as a percentage of offering price)	(as a percentage of the lower of original purchase price or NAV)(1)

Class A	5.50%	1%

Class C	None	1%

Class R	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

							Total Annual
		Distribution					Fund Operating
		Fee and/or		Acquired Fund	Total Annual		Expenses After
	Advisory	Service	Other	Fees and	Fund Operating	Expense	Expense
Share Class	Fees(2)	(12b-1) Fees	Expenses(2)	Expenses	Expenses(3)	Reductions(4)	Reductions(4)

Class A	0.05%	0.25%	0.30%	0.60%	1.20%	(0.21)%	0.99%

Class C	0.05	1.00	0.30	0.60	1.95	(0.21)	1.74

Class R	0.05	0.50	0.30	0.60	1.45	(0.11)	1.34

(1) For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase. For Class C shares, the CDSC is imposed only on shares redeemed in the first year.

(2) Other Expenses represent administrative fees paid by the Fund to Allianz Global Investors Fund Management LLC (“AGIFM”) pursuant to an Administration Agreement between AGIFM and the Trust.

(3) Total Annual Fund Operating Expenses do not match the Ratio of Expenses to Average Net Assets of the Fund as set forth in the Financial Highlights table of the Fund’s prospectus, in part, because the Ratio of Expenses to Average Net Assets in the prospectus reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(4) The Manager has contractually agreed, until March 31, 2014, to irrevocably waive its advisory and administrative fees and reimburse any additional Other Expenses or Acquired Fund Fees and Expenses, to the extent that Total Annual Fund Operating Expenses After Expense Reductions, excluding, interest, taxes, and extraordinary expenses, exceed 0.99% for Class A, 1.74% for Class C, and 1.34% for Class R. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years

Class A	$645	$890	$1,154	$1,907	$645	$890	$1,154	$1,907

Class C	277	592	1,033	2,258	177	592	1,033	2,258

Class R	136	448	782	1,726	136	448	782	1,726

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate for the fiscal year ended November 30, 2012 was 55% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies	The Fund seeks to achieve its objective by normally investing primarily in certain affiliated mutual funds and exchange-traded funds (ETFs) sponsored by Allianz and Pacific Investment Management Company LLC (“PIMCO”) (the “Underlying Funds”). The Fund may invest without limit in Underlying Funds and may invest significantly in one or a small number of the Underlying Funds. Underlying Funds in turn invest in or have

80	Allianz Multi-Strategy Funds

AllianzGI Retirement 2020 Fund (continued)

exposure to (i) return-generating assets, such as U.S. and global equities, commodities, real estate, mortgage securities, high yield securities, corporate bonds, emerging market bonds, public securities of infrastructure companies and private equity companies, and alternative investment strategies such as long-short and market neutral strategies and/or (ii) defensive assets, such as Treasury Inflation-Protected Securities (“TIPS”), short-term U.S. and non-U.S. bonds and investment grade U.S. and non-U.S. sovereign bonds, corporate bonds, asset-backed securities and mortgage securities. The Fund may also invest in ETFs and mutual funds and pooled vehicles other than the Underlying Funds (together, “Other Acquired Funds”). The Fund does not currently intend to invest more than 10% of its assets in Other Acquired Funds that are not advised by the Manager or its affiliates. The Fund may also invest significantly in other securities and instruments as a complement or adjustment to its exposure to Underlying Funds and Other Acquired Funds. The Sub-Adviser normally seeks to maintain significant economic exposure to a number of countries outside the U.S., and the Fund may have exposure to companies in a broad range of market capitalizations and geographic and industry distributions, as well as to fixed income and convertible instruments with a broad range of credit quality ratings and durations. The Fund may also utilize derivative instruments, such as options, forwards or futures contracts and swap agreements. The Fund uses an actively-managed strategy and modifies asset allocations over time with the intent of progressively reducing anticipated risk and volatility as the target date of 2020 approaches and becoming increasingly conservative over time. The chart below illustrates the Sub-Adviser’s schedule of target allocations between defensive and return-generating assets as of the date of this Prospectus, according to the number of years remaining to the target retirement date. Upon reaching this target date, the Fund’s objective and strategy will change to closely resemble that of the AllianzGI Retirement Income Fund, which the Fund is expected to merge into approximately three years after its target date, provided that the Fund’s Board of Trustees determines the transaction is in the best interest of shareholders. The Retirement Income Fund is intended for investors who have already retired or begun withdrawing portions of their investments, or are seeking a conservative allocation fund, and its objective is to seek current income and, secondarily, after-inflation capital appreciation. More information about the Fund’s asset allocation and portfolio construction strategy, the Retirement Income Fund and the Underlying Funds is available in the Fund’s prospectus.

Sub-Adviser’s Glidepath

Prospectus	81

AllianzGI Retirement 2020 Fund (continued)

The table below illustrates the Sub-Adviser’s allocations among different asset classes within the defensive and return-gathering categories, as reflected in the Fund’s portfolio as of February 28, 2013. The asset allocation is computed by assigning each underlying investment to the most representative asset class(es).

Fund Asset Allocation as of February 28, 2013

		Percent of the
Asset Group	Asset Class	Portfolio Invested

Defensive	Short-Duration Bonds & Cash	3.7%
	U.S. Core Fixed Income	19.0%
	Non-US Core Bonds	5.5%
	Inflation-Protected Bonds	30.0%

Return-Generating	US Large Cap Equity	6.7%
	US Small Cap Equity	4.1%
	Developed Non-US Large Cap Equity	6.8%
	Developed Non-US Small/Mid Cap Equity	1.0%
	Emerging Market Equity	1.5%
	Global Fixed-Income	12.5%
	Commodity-Related Futures & Equities	5.9%
	Global Real Estate	3.2%

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first 5 risks):

Allocation Risk: The Fund’s investment performance depends upon how its assets are allocated and reallocated among particular Underlying Funds and other investments. The Sub-Adviser’s allocation techniques and decisions and/or the Sub-Adviser’s selection of Underlying Funds and other investments may not produce the desired results.

Underlying Fund and Other Acquired Fund Risks: The Fund will be affected by factors, risks and performance specific to the Underlying Funds and Other Acquired Funds.

Market Risk: The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Issuer Risk: The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Equity Securities Risk: Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Commodity Risk: Commodity-linked derivative instruments may increase volatility.

Convertible Securities Risk: Convertible securities are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

Credit and Counterparty Risk: An issuer or counterparty may default on obligations.

Currency Risk: The values of non-U.S. securities may fluctuate with currency exchange rates and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.

Derivatives Risk: Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Emerging Markets Risk: Non-U.S. investment risk may be particularly high to the extent that the Fund invests in emerging market securities. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries.

Fixed Income Risk: Fixed income (debt) securities are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to changes in interest rates or an issuer’s or counterparty’s deterioration or default.

Focused Investment Risk: Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility.

High Yield Risk: High-yield or junk bonds are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

Index Risk: Investments in index-linked derivatives are subject to the risks associated with the applicable index.

82	Allianz Multi-Strategy Funds

AllianzGI Retirement 2020 Fund (continued)

Interest Rate Risk: Fixed income securities may decline in value because of increases in interest rates.

IPO Risk: Securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility.

Leveraging Risk: Instruments and transactions that constitute leverage magnify gains or losses and increase volatility.

Liquidity Risk: The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Management Risk: The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

Mortgage-Related and Other Asset-Backed Risk: Investing in mortgage- and asset-backed securities involves interest rate, credit, valuation, extension and liquidity risks and the risk that payments on the underlying assets are delayed, prepaid, subordinated or defaulted on.

Non-U.S. Investment Risk: Non-U.S. securities markets and issuers may be more volatile, smaller, less liquid, less transparent and subject to less oversight, particularly in emerging markets.

REIT and Real Estate-Related Investment Risk: Adverse changes in the real estate markets may affect the value of REIT investments or real estate-linked derivatives.

Short Selling Risk: Short selling enhances leveraging risk and involves counterparty risk and the risk of unlimited loss.

Smaller Company Risk: Securities issued by smaller companies may be more volatile and present increased liquidity risk relative to securities issued by larger companies.

Variable Distribution Risk: Periodic distributions by investments of variable or floating interest rates vary with fluctuations in market interest rates.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of a broad-based market index and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, returns would be lower than those shown. Class C and Class R performance would be lower than Class A performance because of the lower expenses paid by Class A shares. Performance in the Average Annual Total Returns table reflects the impact of sales charges. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit us.allianzgi.com for more current performance information.

Calendar Year Total Returns — Class A

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

Highest 07/01/2009–09/30/2009	9.98%

Lowest 07/01/2011–09/30/2011	-8.04%

Prospectus	83

AllianzGI Retirement 2020 Fund (continued)

Average Annual Total Returns (for periods ended 12/31/12)

		Fund Inception
	1 Year	(12/29/08)

Class A — Before Taxes	4.49%	9.91%

Class A — After Taxes on Distributions	3.53%	8.19%

Class A — After Taxes on Distributions and Sale of Fund Shares	2.97%	7.64%

Class C	8.66%	10.62%

Class R	10.16%	11.16%

Dow Jones Real Return 2020 Index	9.12%	11.09%

Lipper Mixed-Asset Target 2020 Funds Average	11.55%	11.95%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for other share classes will vary.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser Allianz Global Investors U.S. LLC (“AllianzGI U.S.”)

Portfolio Managers
Paul Pietranico, CFA, senior portfolio manager and director, has managed the Fund since 2008.

James Macey, CFA, portfolio manager and vice president, has managed the Fund since 2011.

Stephen Sexauer, senior portfolio manager, managing director and CIO Multi Asset US, has managed the Fund since 2008.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s distributor by mail (Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050), as further described in the Fund’s prospectus and SAI. To avoid delays in a purchase or redemption, please call 1-800-988-8380 with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Class A and Class C shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50. For Class R shares, specified benefit plans may establish various minimum investment and account size requirements; ask your plan administrator for more information.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker- Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

84	Allianz Multi-Strategy Funds

AllianzGI Retirement 2025 Fund

Investment Objective	The Fund seeks capital growth and preservation consistent with its asset allocation as 2025 approaches, and thereafter current income and, secondarily, capital appreciation.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of eligible funds that are part of the family of mutual funds sponsored by Allianz. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 218 of the Fund’s prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed	Maximum Contingent Deferred Sales Charge (CDSC) (Load)
Share Class	on Purchases (as a percentage of offering price)	(as a percentage of the lower of original purchase price or NAV)(1)

Class A	5.50%	1%

Class R	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

							Total Annual
							Fund Operating
		Distribution		Acquired Fund	Total Annual		Expenses After
	Advisory	and/or Service	Other	Fees and	Fund Operating	Expense	Expense
Share Class	Fees(2)	(12b-1) Fees	Expenses(2)	Expenses	Expenses(3)	Reductions(4)	Reductions(4)

Class A	0.05%	0.25%	0.30%	0.62%	1.22%	(0.21)%	1.01%

Class R	0.05	0.50	0.30	0.62	1.47	(0.11)	1.36

(1) For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase.
(2) Other Expenses represent administrative fees paid by the Fund to Allianz Global Investors Fund Management LLC (“AGIFM”) pursuant to an Administration Agreement between AGIFM and the Trust.

(3) Total Annual Fund Operating Expenses do not match the Ratio of Expenses to Average Net Assets of the Fund as set forth in the Financial Highlights table of the Fund’s prospectus, in part, because the Ratio of Expenses to Average Net Assets in the prospectus reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(4) The Manager has contractually agreed, until March 31, 2014, to irrevocably waive its advisory and administrative fees and reimburse any additional Other Expenses or Acquired Fund Fees and Expenses, to the extent that Total Annual Fund Operating Expenses After Expense Reductions, excluding interest, taxes, and extraordinary expenses, exceed 1.01% for Class A and 1.36% for Class R Shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years

Class A	$647	$896	$1,164	$1,929	$647	$896	$1,164	$1,929

Class R	138	454	792	1,748	138	454	792	1,748

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate for the period ended November 30, 2012 was 55%. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies	The Fund seeks to achieve its objective by normally investing primarily in certain affiliated mutual funds and exchange-traded funds (ETFs) sponsored by Allianz and Pacific Investment Management Company LLC (“PIMCO”) (the “Underlying Funds”). The Fund may invest without limit in Underlying Funds and may invest significantly in one or a small number of the Underlying Funds. Underlying Funds in turn invest in or have exposure to (i) return-generating assets, such as U.S. and global equities, commodities, real estate, mortgage securities, high yield securities, corporate bonds, emerging market bonds, public securities of infrastructure companies and private equity companies, and alternative investment strategies such as long-short and market neutral strategies and/or (ii) defensive assets, such as Treasury Inflation-Protected Securities (“TIPS”), short-term U.S. and non-U.S. bonds and investment grade U.S. and non-U.S. sovereign bonds, corporate bonds, asset-backed

Prospectus	85

AllianzGI Retirement 2025 Fund (continued)

securities and mortgage securities. The Fund may also invest in ETFs and mutual funds and pooled vehicles other than the Underlying Funds (together, “Other Acquired Funds”). The Fund does not currently intend to invest more than 10% of its assets in Other Acquired Funds that are not advised by the Manager or its affiliates. The Fund may also invest significantly in other securities and instruments as a complement or adjustment to its exposure to Underlying Funds and Other Acquired Funds. The Sub-Adviser normally seeks to maintain significant economic exposure to a number of countries outside the U.S., and the Fund may have exposure to companies in a broad range of market capitalizations and geographic and industry distributions, as well as to fixed income and convertible instruments with a broad range of credit quality ratings and durations. The Fund may also utilize derivative instruments, such as options, forwards or futures contracts and swap agreements. The Fund uses an actively-managed strategy and modifies asset allocations over time with the intent of progressively reducing anticipated risk and volatility as the target date of 2025 approaches and becoming increasingly conservative over time. The chart below illustrates the Sub-Adviser’s schedule of target allocations between defensive and return-generating assets as of the date of this Prospectus, according to the number of years remaining to the target retirement date. Upon reaching this target date, the Fund’s objective and strategy will change to closely resemble that of the AllianzGI Retirement Income Fund, which the Fund is expected to merge into approximately three years after its target date, provided that the Fund’s Board of Trustees determines the transaction is in the best interest of shareholders. The Retirement Income Fund is intended for investors who have already retired or begun withdrawing portions of their investments, or are seeking a conservative allocation fund, and its objective is to seek current income and, secondarily, after-inflation capital appreciation. More information about the Fund’s asset allocation and portfolio construction strategy, the Retirement Income Fund and the Underlying Funds is available in the Fund’s prospectus.

Sub-Adviser’s Glidepath

The table below illustrates the Sub-Adviser’s allocations among different asset classes within the defensive and return-gathering categories, as reflected in the Fund’s portfolio as of February 28, 2013. The asset allocation is computed by assigning each underlying investment to the most representative asset class(es).

Fund Asset Allocation as of February 28, 2013

		Percent of the
Asset Group	Asset Class	Portfolio Invested

Defensive	Short-Duration Bonds & Cash	3.3%
	U.S. Core Fixed Income	17.0%
	Non-US Core Bonds	5.0%
	Inflation-Protected Bonds	27.1%

Return-Generating	US Large Cap Equity	8.2%
	US Small Cap Equity	4.4%
	Developed Non-US Large Cap Equity	8.4%
	Developed Non-US Small/Mid Cap Equity	1.2%
	Emerging Market Equity	2.0%
	Global Fixed-Income	12.4%
	Commodity-Related Futures & Equities	7.1%
	Global Real Estate	3.7%

86	Allianz Multi-Strategy Funds

AllianzGI Retirement 2025 Fund (continued)

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first 5 risks):

Allocation Risk: The Fund’s investment performance depends upon how its assets are allocated and reallocated among particular Underlying Funds and other investments. The Sub-Adviser’s allocation techniques and decisions and/or the Sub-Adviser’s selection of Underlying Funds and other investments may not produce the desired results.

Underlying Fund and Other Acquired Fund Risks: The Fund will be affected by factors, risks and performance specific to the Underlying Funds and Other Acquired Funds.

Market Risk: The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Issuer Risk: The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Equity Securities Risk: Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Commodity Risk: Commodity-linked derivative instruments may increase volatility.

Convertible Securities Risk: Convertible securities are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

Credit and Counterparty Risk: An issuer or counterparty may default on obligations.

Currency Risk: The values of non-U.S. securities may fluctuate with currency exchange rates and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.

Derivatives Risk: Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Emerging Markets Risk: Non-U.S. investment risk may be particularly high to the extent that the Fund invests in emerging market securities. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries.

Fixed Income Risk: Fixed income (debt) securities are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to changes in interest rates or an issuer’s or counterparty’s deterioration or default.

Focused Investment Risk: Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility.

High Yield Risk: High-yield or junk bonds are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

Index Risk: Investments in index-linked derivatives are subject to the risks associated with the applicable index.

Interest Rate Risk: Fixed income securities may decline in value because of increases in interest rates.

IPO Risk: Securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility.

Leveraging Risk: Instruments and transactions that constitute leverage magnify gains or losses and increase volatility.

Liquidity Risk: The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Management Risk: The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

Mortgage-Related and Other Asset-Backed Risk: Investing in mortgage- and asset-backed securities involves interest rate, credit, valuation, extension and liquidity risks and the risk that payments on the underlying assets are delayed, prepaid, subordinated or defaulted on.

Non-U.S. Investment Risk: Non-U.S. securities markets and issuers may be more volatile, smaller, less liquid, less transparent and subject to less oversight, particularly in emerging markets.

Prospectus	87

AllianzGI Retirement 2025 Fund (continued)

REIT and Real Estate-Related Investment Risk: Adverse changes in the real estate markets may affect the value of REIT investments or real estate-linked derivatives.

Short Selling Risk: Short selling enhances leveraging risk and involves counterparty risk and the risk of unlimited loss.

Smaller Company Risk: Securities issued by smaller companies may be more volatile and present increased liquidity risk relative to securities issued by larger companies.

Variable Distribution Risk: Periodic distributions by investments of variable or floating interest rates vary with fluctuations in market interest rates.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of a broad-based market index and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, returns would be lower than those shown. Class R performance would be lower than Class A performance because of the lower expenses paid by Class A shares. Performance in the Average Annual Total Returns table reflects the impact of sales charges. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit us.allianzgi.com for more current performance information.

Calendar Year Total Returns — Class A

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

Highest 01/01/2012–03/31/2012	5.18%

Lowest 04/01/2012–06/30/2012	-0.38%

Average Annual Total Returns (for periods ended 12/31/12)

		Fund Inception
	1 Year	(12/19/11)

Class A — Before Taxes	4.70%	5.99%

Class A — After Taxes on Distributions	3.74%	4.71%

Class A — After Taxes on Distributions and Sale of Fund Shares	3.05%	4.35%

Class R	10.37%	11.53%

Dow Jones Real Return 2025 Index	9.58%	10.55%

Lipper Mixed-Asset Target 2025 Funds Average	13.01%	13.01%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for other share classes will vary.

88	Allianz Multi-Strategy Funds

AllianzGI Retirement 2025 Fund (continued)

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser Allianz Global Investors U.S. LLC (“AllianzGI U.S.”)

Portfolio Managers
Paul Pietranico, CFA, senior portfolio manager and director, has managed the Fund since 2011.

James Macey, CFA, portfolio manager and vice president, has managed the Fund since 2011.

Stephen Sexauer, senior portfolio manager, managing director and CIO Multi Asset US, has managed the Fund since 2011.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s distributor by mail (Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050), as further described in the Fund’s prospectus and SAI. To avoid delays in a purchase or redemption, please call 1-800-988-8380 with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Class A shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50. For Class R shares, specified benefit plans may establish various minimum investment and account size requirements; ask your plan administrator for more information.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker- Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Prospectus	89

AllianzGI Retirement 2030 Fund

Investment Objective	The Fund seeks capital growth and preservation consistent with its asset allocation as 2030 approaches, and thereafter current income and, secondarily, capital appreciation.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of eligible funds that are part of the family of mutual funds sponsored by Allianz. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 218 of the Fund’s prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed	Maximum Contingent Deferred Sales Charge (CDSC) (Load)
Share Class	on Purchases (as a percentage of offering price)	(as a percentage of the lower of original purchase price or NAV)(1)

Class A	5.50%	1%

Class C	None	1%

Class R	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

							Total Annual
		Distribution					Fund Operating
		Fee and/or		Acquired Fund	Total Annual		Expenses After
	Advisory	Service	Other	Fees and	Fund Operating	Expense	Expense
Share Class	Fees(2)	(12b-1) Fees	Expenses(2)	Expenses	Expenses(3)	Reductions(4)	Reductions(4)

Class A	0.05%	0.25%	0.30%	0.72%	1.32%	(0.29)%	1.03%

Class C	0.05	1.00	0.30	0.72	2.07	(0.29)	1.78

Class R	0.05	0.50	0.30	0.72	1.57	(0.19)	1.38

(1) For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase. For Class C shares, the CDSC is imposed only on shares redeemed in the first year.

(2) Other Expenses represent administrative fees paid by the Fund to Allianz Global Investors Fund Management LLC (“AGIFM”) pursuant to an Administration Agreement between AGIFM and the Trust.

(3) Total Annual Fund Operating Expenses do not match the Ratio of Expenses to Average Net Assets of the Fund as set forth in the Financial Highlights table of the Fund’s prospectus, in part, because the Ratio of Expenses to Average Net Assets in the prospectus reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(4) The Manager has contractually agreed, until March 31, 2014, to irrevocably waive its advisory and administrative fees and reimburse any additional Other Expenses or Acquired Fund Fees and Expenses, to the extent that Total Annual Fund Operating Expenses After Expense Reductions, excluding, interest, taxes, and extraordinary expenses, exceed 1.03% for Class A, 1.78% for Class C, and 1.38% for Class R. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years

Class A	$649	$918	$1,207	$2,029	$649	$918	$1,207	$2,029

Class C	281	621	1,087	2,377	181	621	1,087	2,377

Class R	140	477	837	1,851	140	477	837	1,851

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate for the fiscal year ended November 30, 2012 was 47% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies	The Fund seeks to achieve its objective by normally investing primarily in certain affiliated mutual funds and exchange-traded funds (ETFs) sponsored by Allianz and Pacific Investment Management Company LLC (“PIMCO”) (the “Underlying Funds”). The Fund may invest without limit in Underlying Funds and may invest significantly in one or a small number of the Underlying Funds. Underlying Funds in turn invest in or have

90	Allianz Multi-Strategy Funds

AllianzGI Retirement 2030 Fund (continued)

exposure to (i) return-generating assets, such as U.S. and global equities, commodities, real estate, mortgage securities, high yield securities, corporate bonds, emerging market bonds, public securities of infrastructure companies and private equity companies, and alternative investment strategies such as long-short and market neutral strategies and/or (ii) defensive assets, such as Treasury Inflation-Protected Securities (“TIPS”), short-term U.S. and non-U.S. bonds and investment grade U.S. and non-U.S. sovereign bonds, corporate bonds, asset-backed securities and mortgage securities. The Fund may also invest in ETFs and mutual funds and pooled vehicles other than the Underlying Funds (together, “Other Acquired Funds”). The Fund does not currently intend to invest more than 10% of its assets in Other Acquired Funds that are not advised by the Manager or its affiliates. The Fund may also invest significantly in other securities and instruments as a complement or adjustment to its exposure to Underlying Funds and Other Acquired Funds. The Sub-Adviser normally seeks to maintain significant economic exposure to a number of countries outside the U.S., and the Fund may have exposure to companies in a broad range of market capitalizations and geographic and industry distributions, as well as to fixed income and convertible instruments with a broad range of credit quality ratings and durations. The Fund may also utilize derivative instruments, such as options, forwards or futures contracts and swap agreements. The Fund uses an actively-managed strategy and modifies asset allocations over time with the intent of progressively reducing anticipated risk and volatility as the target date of 2030 approaches and becoming increasingly conservative over time. The chart below illustrates the Sub-Adviser’s schedule of target allocations between defensive and return-generating assets as of the date of this Prospectus, according to the number of years remaining to the target retirement date. Upon reaching this target date, the Fund’s objective and strategy will change to closely resemble that of the AllianzGI Retirement Income Fund, which the Fund is expected to merge into approximately three years after its target date, provided that the Fund’s Board of Trustees determines the transaction is in the best interest of shareholders. The Retirement Income Fund is intended for investors who have already retired or begun withdrawing portions of their investments, or are seeking a conservative allocation fund, and its objective is to seek current income and, secondarily, after-inflation capital appreciation. More information about the Fund’s asset allocation and portfolio construction strategy, the Retirement Income Fund and the Underlying Funds is available in the Fund’s prospectus.

Sub-Adviser’s Glidepath

Prospectus	91

AllianzGI Retirement 2030 Fund (continued)

The table below illustrates the Sub-Adviser’s allocations among different asset classes within the defensive and return-gathering categories, as reflected in the Fund’s portfolio as of February 28, 2013. The asset allocation is computed by assigning each underlying investment to the most representative asset class(es).

Fund Asset Allocation as of February 28, 2013

		Percent of the
Asset Group	Asset Class	Portfolio Invested

Defensive	Short-Duration Bonds & Cash	2.6%
	U.S. Core Fixed Income	14.1%
	Non-US Core Bonds	4.5%
	Inflation-Protected Bonds	18.2%

Return-Generating	US Large Cap Equity	10.5%
	US Small Cap Equity	5.4%
	Developed Non-US Large Cap Equity	13.1%
	Developed Non-US Small/Mid Cap Equity	2.0%
	Emerging Market Equity	3.0%
	Global Fixed-Income	13.5%
	Commodity-Related Futures & Equities	8.4%
	Global Real Estate	4.7%

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first 5 risks):

Allocation Risk: The Fund’s investment performance depends upon how its assets are allocated and reallocated among particular Underlying Funds and other investments. The Sub-Adviser’s allocation techniques and decisions and/or the Sub-Adviser’s selection of Underlying Funds and other investments may not produce the desired results.

Underlying Fund and Other Acquired Fund Risks: The Fund will be affected by factors, risks and performance specific to the Underlying Funds and Other Acquired Funds.

Market Risk: The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Issuer Risk: The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Equity Securities Risk: Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Commodity Risk: Commodity-linked derivative instruments may increase volatility.

Convertible Securities Risk: Convertible securities are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

Credit and Counterparty Risk: An issuer or counterparty may default on obligations.

Currency Risk: The values of non-U.S. securities may fluctuate with currency exchange rates and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.

Derivatives Risk: Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Emerging Markets Risk: Non-U.S. investment risk may be particularly high to the extent that the Fund invests in emerging market securities. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries.

Fixed Income Risk: Fixed income (debt) securities are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to changes in interest rates or an issuer’s or counterparty’s deterioration or default.

Focused Investment Risk: Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility.

High Yield Risk: High-yield or junk bonds are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

Index Risk: Investments in index-linked derivatives are subject to the risks associated with the applicable index.

92	Allianz Multi-Strategy Funds

AllianzGI Retirement 2030 Fund (continued)

Interest Rate Risk: Fixed income securities may decline in value because of increases in interest rates.

IPO Risk: Securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility.

Leveraging Risk: Instruments and transactions that constitute leverage magnify gains or losses and increase volatility.

Liquidity Risk: The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Management Risk: The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

Mortgage-Related and Other Asset-Backed Risk: Investing in mortgage- and asset-backed securities involves interest rate, credit, valuation, extension and liquidity risks and the risk that payments on the underlying assets are delayed, prepaid, subordinated or defaulted on.

Non-U.S. Investment Risk: Non-U.S. securities markets and issuers may be more volatile, smaller, less liquid, less transparent and subject to less oversight, particularly in emerging markets.

REIT and Real Estate-Related Investment Risk: Adverse changes in the real estate markets may affect the value of REIT investments or real estate-linked derivatives.

Short Selling Risk: Short selling enhances leveraging risk and involves counterparty risk and the risk of unlimited loss.

Smaller Company Risk: Securities issued by smaller companies may be more volatile and present increased liquidity risk relative to securities issued by larger companies.

Variable Distribution Risk: Periodic distributions by investments of variable or floating interest rates vary with fluctuations in market interest rates.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of a broad-based market index and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, returns would be lower than those shown. Class C and Class R performance would be lower than Class A performance because of the lower expenses paid by Class A shares. Performance in the Average Annual Total Returns table reflects the impact of sales charges. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit us.allianzgi.com for more current performance information.

Calendar Year Total Returns — Class A

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

Highest 04/01/2009–06/30/2009	13.97%

Lowest 07/01/2011–09/30/2011	-11.80%

Prospectus	93

AllianzGI Retirement 2030 Fund (continued)

Average Annual Total Returns (for periods ended 12/31/12)

		Fund Inception
	1 Year	(12/29/08)

Class A — Before Taxes	5.55%	11.35%

Class A — After Taxes on Distributions	4.46%	9.57%

Class A — After Taxes on Distributions and Sale of Fund Shares	3.71%	8.91%

Class C	9.75%	12.18%

Class R	11.28%	12.72%

Dow Jones Real Return 2030 Index	10.27%	12.26%

Lipper Mixed-Asset Target 2030 Funds Average	13.60%	13.07%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for other share classes will vary.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser Allianz Global Investors U.S. LLC (“AllianzGI U.S.”)

Portfolio Managers
Paul Pietranico, CFA, senior portfolio manager and director, has managed the Fund since 2008.

James Macey, CFA, portfolio manager and vice president, has managed the Fund since 2011.

Stephen Sexauer, senior portfolio manager, managing director and CIO Multi Asset US, has managed the Fund since 2008.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s distributor by mail (Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050), as further described in the Fund’s prospectus and SAI. To avoid delays in a purchase or redemption, please call 1-800-988-8380 with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Class A and Class C shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50. For Class R shares, specified benefit plans may establish various minimum investment and account size requirements; ask your plan administrator for more information.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker- Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

94	Allianz Multi-Strategy Funds

AllianzGI Retirement 2035 Fund

Investment Objective	The Fund seeks capital growth and preservation consistent with its asset allocation as 2035 approaches, and thereafter current income and, secondarily, capital appreciation.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of eligible funds that are part of the family of mutual funds sponsored by Allianz. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 218 of the Fund’s prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed	Maximum Contingent Deferred Sales Charge (CDSC) (Load)
Share Class	on Purchases (as a percentage of offering price)	(as a percentage of the lower of original purchase price or NAV)(1)

Class A	5.50%	1%

Class R	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

							Total Annual
							Fund Operating
		Distribution		Acquired Fund	Total Annual		Expenses After
	Advisory	and/or Service	Other	Fees and	Fund Operating	Expense	Expense
Share Class	Fees(2)	(12b-1) Fees	Expenses(2)	Expenses	Expenses(3)	Reductions(4)	Reductions(4)

Class A	0.05%	0.25%	0.30%	0.74%	1.34%	(0.28)%	1.06%

Class R	0.05	0.50	0.30	0.74	1.59	(0.18)	1.41

(1) For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase.
(2) Other Expenses represent administrative fees paid by the Fund to Allianz Global Investors Fund Management LLC (“AGIFM”) pursuant to an Administration Agreement between AGIFM and the Trust.

(3) Total Annual Fund Operating Expenses do not match the Ratio of Expenses to Average Net Assets of the Fund as set forth in the Financial Highlights table of the Fund’s prospectus, in part, because the Ratio of Expenses to Average Net Assets in the prospectus reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(4) The Manager has contractually agreed, until March 31, 2014, to irrevocably waive its advisory and administrative fees and reimburse any additional Other Expenses or Acquired Fund Fees and Expenses, to the extent that Total Annual Fund Operating Expenses After Expense Reductions, excluding, interest, taxes, and extraordinary expenses, exceed 1.06% for Class A and 1.41% for Class R. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years

Class A	$652	$925	$1,218	$2,051	$652	$925	$1,218	$2,051

Class R	144	484	849	1,874	144	484	849	1,874

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate for the period ended November 30, 2012 was 38%. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies	The Fund seeks to achieve its objective by normally investing primarily in certain affiliated mutual funds and exchange-traded funds (ETFs) sponsored by Allianz and Pacific Investment Management Company LLC (“PIMCO”) (the “Underlying Funds”). The Fund may invest without limit in Underlying Funds and may invest significantly in one or a small number of the Underlying Funds. Underlying Funds in turn invest in or have exposure to (i) return-generating assets, such as U.S. and global equities, commodities, real estate, mortgage securities, high yield securities, corporate bonds, emerging market bonds, public securities of infrastructure companies and private equity companies, and alternative investment strategies such as long-short and market neutral strategies and/or (ii) defensive assets, such as Treasury Inflation-Protected Securities (“TIPS”), short-term U.S. and non-U.S. bonds and investment grade U.S. and non-U.S. sovereign bonds, corporate bonds, asset-backed

Prospectus	95

AllianzGI Retirement 2035 Fund (continued)

securities and mortgage securities. The Fund may also invest in ETFs and mutual funds and pooled vehicles other than the Underlying Funds (together, “Other Acquired Funds”). The Fund does not currently intend to invest more than 10% of its assets in Other Acquired Funds that are not advised by the Manager or its affiliates. The Fund may also invest significantly in other securities and instruments as a complement or adjustment to its exposure to Underlying Funds and Other Acquired Funds. The Sub-Adviser normally seeks to maintain significant economic exposure to a number of countries outside the U.S., and the Fund may have exposure to companies in a broad range of market capitalizations and geographic and industry distributions, as well as to fixed income and convertible instruments with a broad range of credit quality ratings and durations. The Fund may also utilize derivative instruments, such as options, forwards or futures contracts and swap agreements. The Fund uses an actively-managed strategy and modifies asset allocations over time with the intent of progressively reducing anticipated risk and volatility as the target date of 2035 approaches and becoming increasingly conservative over time. The chart below illustrates the Sub-Adviser’s schedule of target allocations between defensive and return-generating assets as of the date of this Prospectus, according to the number of years remaining to the target retirement date. Upon reaching this target date, the Fund’s objective and strategy will change to closely resemble that of the AllianzGI Retirement Income Fund, which the Fund is expected to merge into approximately three years after its target date, provided that the Fund’s Board of Trustees determines the transaction is in the best interest of shareholders. The Retirement Income Fund is intended for investors who have already retired or begun withdrawing portions of their investments, or are seeking a conservative allocation fund, and its objective is to seek current income and, secondarily, after-inflation capital appreciation. More information about the Fund’s asset allocation and portfolio construction strategy, the Retirement Income Fund and the Underlying Funds is available in the Fund’s prospectus.

Sub-Adviser’s Glidepath

The table below illustrates the Sub-Adviser’s allocations among different asset classes within the defensive and return-gathering categories, as reflected in the Fund’s portfolio as of February 28, 2013. The asset allocation is computed by assigning each underlying investment to the most representative asset class(es).

Fund Asset Allocation as of February 28, 2013

		Percent of the
Asset Group	Asset Class	Portfolio Invested

Defensive	Short-Duration Bonds & Cash	1.7%
	U.S. Core Fixed Income	12.5%
	Non-US Core Bonds	4.0%
	Inflation-Protected Bonds	10.1%

Return-Generating	US Large Cap Equity	13.0%
	US Small Cap Equity	6.9%
	Developed Non-US Large Cap Equity	15.2%
	Developed Non-US Small/Mid Cap Equity	2.8%
	Emerging Market Equity	3.5%
	Global Fixed-Income	14.2%
	Commodity-Related Futures & Equities	9.6%
	Global Real Estate	6.3%

96	Allianz Multi-Strategy Funds

AllianzGI Retirement 2035 Fund (continued)

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first 5 risks):

Allocation Risk: The Fund’s investment performance depends upon how its assets are allocated and reallocated among particular Underlying Funds and other investments. The Sub-Adviser’s allocation techniques and decisions and/or the Sub-Adviser’s selection of Underlying Funds and other investments may not produce the desired results.

Underlying Fund and Other Acquired Fund Risks: The Fund will be affected by factors, risks and performance specific to the Underlying Funds and Other Acquired Funds.

Market Risk: The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Issuer Risk: The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Equity Securities Risk: Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Commodity Risk: Commodity-linked derivative instruments may increase volatility.

Convertible Securities Risk: Convertible securities are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

Credit and Counterparty Risk: An issuer or counterparty may default on obligations.

Currency Risk: The values of non-U.S. securities may fluctuate with currency exchange rates and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.

Derivatives Risk: Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Emerging Markets Risk: Non-U.S. investment risk may be particularly high to the extent that the Fund invests in emerging market securities. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries.

Fixed Income Risk: Fixed income (debt) securities are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to changes in interest rates or an issuer’s or counterparty’s deterioration or default.

Focused Investment Risk: Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility.

High Yield Risk: High-yield or junk bonds are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

Index Risk: Investments in index-linked derivatives are subject to the risks associated with the applicable index.

Interest Rate Risk: Fixed income securities may decline in value because of increases in interest rates.

IPO Risk: Securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility.

Leveraging Risk: Instruments and transactions that constitute leverage magnify gains or losses and increase volatility.

Liquidity Risk: The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Management Risk: The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

Mortgage-Related and Other Asset-Backed Risk: Investing in mortgage- and asset-backed securities involves interest rate, credit, valuation, extension and liquidity risks and the risk that payments on the underlying assets are delayed, prepaid, subordinated or defaulted on.

Non-U.S. Investment Risk: Non-U.S. securities markets and issuers may be more volatile, smaller, less liquid, less transparent and subject to less oversight, particularly in emerging markets.

Prospectus	97

AllianzGI Retirement 2035 Fund (continued)

REIT and Real Estate-Related Investment Risk: Adverse changes in the real estate markets may affect the value of REIT investments or real estate-linked derivatives.

Short Selling Risk: Short selling enhances leveraging risk and involves counterparty risk and the risk of unlimited loss.

Smaller Company Risk: Securities issued by smaller companies may be more volatile and present increased liquidity risk relative to securities issued by larger companies.

Variable Distribution Risk: Periodic distributions by investments of variable or floating interest rates vary with fluctuations in market interest rates.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of a broad-based market index and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, returns would be lower than those shown. Class R performance would be lower than Class A performance because of the lower expenses paid by Class A shares. Performance in the Average Annual Total Returns table reflects the impact of sales charges. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit us.allianzgi.com for more current performance information.

Calendar Year Total Returns — Class A

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

Highest 01/01/2012–03/31/2012	7.37%

Lowest 04/01/2012–06/30/2012	-2.02%

Average Annual Total Returns (for periods ended 12/31/12)

		Fund Inception
	1 Year	(12/19/11)

Class A — Before Taxes	6.39%	8.75%

Class A — After Taxes on Distributions	5.36%	7.31%

Class A — After Taxes on Distributions and Sale of Fund Shares	4.15%	6.60%

Class R	12.23%	14.51%

Dow Jones Real Return 2035 Index	11.12%	13.17%

Lipper Mixed-Asset Target 2035 Funds Average	14.60%	14.60%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for other share classes will vary.

98	Allianz Multi-Strategy Funds

AllianzGI Retirement 2035 Fund (continued)

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser Allianz Global Investors U.S. LLC (“AllianzGI U.S.”)

Portfolio Managers
Paul Pietranico, CFA, senior portfolio manager and director, has managed the Fund since 2011.

James Macey, CFA, portfolio manager and vice president, has managed the Fund since 2011.

Stephen Sexauer, senior portfolio manager, managing director and CIO Multi Asset US, has managed the Fund since 2011.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s distributor by mail (Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050), as further described in the Fund’s prospectus and SAI. To avoid delays in a purchase or redemption, please call 1-800-988-8380 with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Class A shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50. For Class R shares, specified benefit plans may establish various minimum investment and account size requirements; ask your plan administrator for more information.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker- Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Prospectus	99

AllianzGI Retirement 2040 Fund

Investment Objective	The Fund seeks capital growth and preservation consistent with its asset allocation as 2040 approaches, and thereafter current income and, secondarily, capital appreciation.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of eligible funds that are part of the family of mutual funds sponsored by Allianz. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 218 of the Fund’s prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed	Maximum Contingent Deferred Sales Charge (CDSC) (Load)
Share Class	on Purchases (as a percentage of offering price)	(as a percentage of the lower of original purchase price or NAV)(1)

Class A	5.50%	1%

Class C	None	1%

Class R	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

							Total Annual
		Distribution					Fund Operating
		Fee and/or		Acquired Fund	Total Annual		Expenses After
	Advisory	Service	Other	Fees and	Fund Operating	Expense	Expense
Share Class	Fees(2)	(12b-1) Fees	Expenses(2)	Expenses	Expenses(3)	Reductions(4)	Reductions(4)

Class A	0.05%	0.25%	0.30%	0.79%	1.39%	(0.30)%	1.09%

Class C	0.05	1.00	0.30	0.79	2.14	(0.30)	1.84

Class R	0.05	0.50	0.30	0.79	1.64	(0.20)	1.44

(1) For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase. For Class C shares, the CDSC is imposed only on shares redeemed in the first year.

(2) Other Expenses represent administrative fees paid by the Fund to Allianz Global Investors Fund Management LLC (“AGIFM”) pursuant to an Administration Agreement between AGIFM and the Trust.

(3) Total Annual Fund Operating Expenses do not match the Ratio of Expenses to Average Net Assets of the Fund as set forth in the Financial Highlights table of the Fund’s prospectus, in part, because the Ratio of Expenses to Average Net Assets in the prospectus reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(4) The Manager has contractually agreed, until March 31, 2014, to irrevocably waive its advisory and administrative fees and reimburse any additional Other Expenses or Acquired Fund Fees and Expenses, to the extent that Total Annual Fund Operating Expenses After Expense Reductions, excluding, interest, taxes, and extraordinary expenses, exceed 1.09% for Class A, 1.84% for Class C, and 1.44% for Class R. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years

Class A	$653	$936	$1,240	$2,101	$653	$936	$1,240	$2,101

Class C	285	639	1,120	2,447	185	639	1,120	2,447

Class R	147	498	873	1,927	147	498	873	1,927

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate for the fiscal year ended November 30, 2012 was 45% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies	The Fund seeks to achieve its objective by normally investing primarily in certain affiliated mutual funds and exchange-traded funds (ETFs) sponsored by Allianz and Pacific Investment Management Company LLC (“PIMCO”) (the “Underlying Funds”). The Fund may invest without limit in Underlying Funds and may invest significantly in one or a small number of the Underlying Funds. Underlying Funds in turn invest in or have

100	Allianz Multi-Strategy Funds

AllianzGI Retirement 2040 Fund (continued)

exposure to (i) return-generating assets, such as U.S. and global equities, commodities, real estate, mortgage securities, high yield securities, corporate bonds, emerging market bonds, public securities of infrastructure companies and private equity companies, and alternative investment strategies such as long-short and market neutral strategies and/or (ii) defensive assets, such as Treasury Inflation-Protected Securities (“TIPS”), short-term U.S. and non-U.S. bonds and investment grade U.S. and non-U.S. sovereign bonds, corporate bonds, asset-backed securities and mortgage securities. The Fund may also invest in ETFs and mutual funds and pooled vehicles other than the Underlying Funds (together, “Other Acquired Funds”). The Fund does not currently intend to invest more than 10% of its assets in Other Acquired Funds that are not advised by the Manager or its affiliates. The Fund may also invest significantly in other securities and instruments as a complement or adjustment to its exposure to Underlying Funds and Other Acquired Funds. The Sub-Adviser normally seeks to maintain significant economic exposure to a number of countries outside the U.S., and the Fund may have exposure to companies in a broad range of market capitalizations and geographic and industry distributions, as well as to fixed income and convertible instruments with a broad range of credit quality ratings and durations. The Fund may also utilize derivative instruments, such as options, forwards or futures contracts and swap agreements. The Fund uses an actively-managed strategy and modifies asset allocations over time with the intent of progressively reducing anticipated risk and volatility as the target date of 2040 approaches, and becoming increasingly conservative over time. The chart below illustrates the Sub-Adviser’s schedule of target allocations between defensive and return-generating assets as of the date of this Prospectus, according to the number of years remaining to the target retirement date. Upon reaching this target date, the Fund’s objective and strategy will change to closely resemble that of the AllianzGI Retirement Income Fund, which the Fund is expected to merge into approximately three years after its target date, provided that the Fund’s Board of Trustees determines the transaction is in the best interest of shareholders. The Retirement Income Fund is intended for investors who have already retired or begun withdrawing portions of their investments, or are seeking a conservative allocation fund, and its objective is to seek current income and, secondarily, after-inflation capital appreciation. More information about the Fund’s asset allocation and portfolio construction strategy, the Retirement Income Fund and the Underlying Funds is available in the Fund’s prospectus.

Sub-Adviser’s Glidepath

Prospectus	101

AllianzGI Retirement 2040 Fund (continued)

The table below illustrates the Sub-Adviser’s allocations among different asset classes within the defensive and return-gathering categories, as reflected in the Fund’s portfolio as of February 28, 2013. The asset allocation is computed by assigning each underlying investment to the most representative asset class(es).

Fund Asset Allocation as of February 28, 2013

		Percent of the
Asset Group	Asset Class	Portfolio Invested

Defensive	Short-Duration Bonds & Cash	0.7%
	U.S. Core Fixed Income	11.0%
	Non-US Core Bonds	3.7%
	Inflation-Protected Bonds	3.5%

Return-Generating	US Large Cap Equity	15.0%
	US Small Cap Equity	8.2%
	Developed Non-US Large Cap Equity	17.0%
	Developed Non-US Small/Mid Cap Equity	3.3%
	Emerging Market Equity	4.0%
	Global Fixed-Income	15.4%
	Commodity-Related Futures & Equities	10.8%
	Global Real Estate	7.2%

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first 5 risks):

Allocation Risk: The Fund’s investment performance depends upon how its assets are allocated and reallocated among particular Underlying Funds and other investments. The Sub-Adviser’s allocation techniques and decisions and/or the Sub-Adviser’s selection of Underlying Funds and other investments may not produce the desired results.

Underlying Fund and Other Acquired Fund Risks: The Fund will be affected by factors, risks and performance specific to the Underlying Funds and Other Acquired Funds.

Market Risk: The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Issuer Risk: The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Equity Securities Risk: Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Commodity Risk: Commodity-linked derivative instruments may increase volatility.

Convertible Securities Risk: Convertible securities are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

Credit and Counterparty Risk: An issuer or counterparty may default on obligations.

Currency Risk: The values of non-U.S. securities may fluctuate with currency exchange rates and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.

Derivatives Risk: Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Emerging Markets Risk: Non-U.S. investment risk may be particularly high to the extent that the Fund invests in emerging market securities. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries.

Fixed Income Risk: Fixed income (debt) securities are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to changes in interest rates or an issuer’s or counterparty’s deterioration or default.

Focused Investment Risk: Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility.

High Yield Risk: High-yield or junk bonds are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

Index Risk: Investments in index-linked derivatives are subject to the risks associated with the applicable index.

102	Allianz Multi-Strategy Funds

AllianzGI Retirement 2040 Fund (continued)

Interest Rate Risk: Fixed income securities may decline in value because of increases in interest rates.

IPO Risk: Securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility.

Leveraging Risk: Instruments and transactions that constitute leverage magnify gains or losses and increase volatility.

Liquidity Risk: The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Management Risk: The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

Mortgage-Related and Other Asset-Backed Risk: Investing in mortgage- and asset-backed securities involves interest rate, credit, valuation, extension and liquidity risks and the risk that payments on the underlying assets are delayed, prepaid, subordinated or defaulted on.

Non-U.S. Investment Risk: Non-U.S. securities markets and issuers may be more volatile, smaller, less liquid, less transparent and subject to less oversight, particularly in emerging markets.

REIT and Real Estate-Related Investment Risk: Adverse changes in the real estate markets may affect the value of REIT investments or real estate-linked derivatives.

Short Selling Risk: Short selling enhances leveraging risk and involves counterparty risk and the risk of unlimited loss.

Smaller Company Risk: Securities issued by smaller companies may be more volatile and present increased liquidity risk relative to securities issued by larger companies.

Variable Distribution Risk: Periodic distributions by investments of variable or floating interest rates vary with fluctuations in market interest rates.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of a broad-based market index and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, returns would be lower than those shown. Class C and Class R performance would be lower than Class A performance because of the lower expenses paid by Class A shares. Performance in the Average Annual Total Returns table reflects the impact of sales charges. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit us.allianzgi.com for more current performance information.

Calendar Year Total Returns — Class A

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

Highest 04/01/2009–06/30/2009	18.93%

Lowest 07/01/2011–09/30/2011	-16.36%

Prospectus	103

AllianzGI Retirement 2040 Fund (continued)

Average Annual Total Returns (for periods ended 12/31/12)

		Fund Inception
	1 Year	(12/29/08)

Class A — Before Taxes	6.32%	12.56%

Class A — After Taxes on Distributions	5.22%	10.64%

Class A — After Taxes on Distributions and Sale of Fund Shares	4.23%	10.02%

Class C	10.67%	13.27%

Class R	12.14%	13.84%

Dow Jones Real Return 2040 Index	11.90%	13.36%

Lipper Mixed-Asset Target 2040 Funds Average	14.65%	13.55%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for other share classes will vary.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser Allianz Global Investors U.S. LLC (“AllianzGI U.S.”)

Portfolio Managers
Paul Pietranico, CFA, senior portfolio manager and director, has managed the Fund since 2008.

James Macey, CFA, portfolio manager and vice president, has managed the Fund since 2011.

Stephen Sexauer, senior portfolio manager, managing director and CIO Multi Asset US, has managed the Fund since 2008.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s distributor by mail (Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050), as further described in the Fund’s prospectus and SAI. To avoid delays in a purchase or redemption, please call 1-800-988-8380 with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Class A and Class C shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50. For Class R shares, specified benefit plans may establish various minimum investment and account size requirements; ask your plan administrator for more information.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker- Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

104	Allianz Multi-Strategy Funds

AllianzGI Retirement 2045 Fund

Investment Objective	The Fund seeks capital growth and preservation consistent with its asset allocation as 2045 approaches, and thereafter current income and, secondarily, capital appreciation.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of eligible funds that are part of the family of mutual funds sponsored by Allianz. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 218 of the Fund’s prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed	Maximum Contingent Deferred Sales Charge (CDSC) (Load)
Share Class	on Purchases (as a percentage of offering price)	(as a percentage of the lower of original purchase price or NAV)(1)

Class A	5.50%	1%

Class R	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

							Total Annual
							Fund Operating
		Distribution		Acquired Fund	Total Annual		Expenses After
	Advisory	and/or Service	Other	Fees and	Fund Operating	Expense	Expense
Share Class	Fees(2)	(12b-1) Fees	Expenses(2)	Expenses	Expenses(3)	Reductions(4)	Reductions(4)

Class A	0.05%	0.25%	0.30%	0.80%	1.40%	(0.30)%	1.10%

Class R	0.05	0.50	0.30	0.80	1.65	(0.20)	1.45

(1) For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase.
(2) Other Expenses represent administrative fees paid by the Fund to Allianz Global Investors Fund Management LLC (“AGIFM”) pursuant to an Administration Agreement between AGIFM and the Trust.

(3) Total Annual Fund Operating Expenses do not match the Ratio of Expenses to Average Net Assets of the Fund as set forth in the Financial Highlights table of the Fund’s prospectus, in part, because the Ratio of Expenses to Average Net Assets in the prospectus reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(4) The Manager has contractually agreed, until March 31, 2014, to irrevocably waive its advisory and administrative fees and reimburse any additional Other Expenses or Acquired Fund Fees and Expenses, to the extent that Total Annual Fund Operating Expenses After Expense Reductions, excluding, interest, taxes, and extraordinary expenses, exceed 1.10% for Class A and 1.45% for Class R. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years

Class A	$656	$941	$1,247	$2,113	$656	$941	$1,247	$2,113

Class R	148	501	878	1,938	148	501	878	1,938

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate for the period ended November 30, 2012 was 38%. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies	The Fund seeks to achieve its objective by normally investing primarily in certain affiliated mutual funds and exchange-traded funds (ETFs) sponsored by Allianz and Pacific Investment Management Company LLC (“PIMCO”) (the “Underlying Funds”). The Fund may invest without limit in Underlying Funds and may invest significantly in one or a small number of the Underlying Funds. Underlying Funds in turn invest in or have exposure to (i) return-generating assets, such as U.S. and global equities, commodities, real estate, mortgage securities, high yield securities, corporate bonds, emerging market bonds, public securities of infrastructure companies and private equity companies, and alternative investment strategies such as long-short and market neutral strategies and/or (ii) defensive assets, such as Treasury Inflation-Protected Securities (“TIPS”), short-term U.S. and non-U.S. bonds and investment grade U.S. and non-U.S. sovereign bonds, corporate bonds, asset-backed

Prospectus	105

AllianzGI Retirement 2045 Fund (continued)

securities and mortgage securities. The Fund may also invest in ETFs and mutual funds and pooled vehicles other than the Underlying Funds (together, “Other Acquired Funds”). The Fund does not currently intend to invest more than 10% of its assets in Other Acquired Funds that are not advised by the Manager or its affiliates. The Fund may also invest significantly in other securities and instruments as a complement or adjustment to its exposure to Underlying Funds and Other Acquired Funds. The Sub-Adviser normally seeks to maintain significant economic exposure to a number of countries outside the U.S., and the Fund may have exposure to companies in a broad range of market capitalizations and geographic and industry distributions, as well as to fixed income and convertible instruments with a broad range of credit quality ratings and durations. The Fund may also utilize derivative instruments, such as options, forwards or futures contracts and swap agreements. The Fund uses an actively-managed strategy and modifies asset allocations over time with the intent of progressively reducing anticipated risk and volatility as the target date of 2045 approaches, and becoming increasingly conservative over time. The chart below illustrates the Sub-Adviser’s schedule of target allocations between defensive and return-generating assets as of the date of this Prospectus, according to the number of years remaining to the target retirement date. Upon reaching this target date, the Fund’s objective and strategy will change to closely resemble that of the AllianzGI Retirement Income Fund, which the Fund is expected to merge into approximately three years after its target date, provided that the Fund’s Board of Trustees determines the transaction is in the best interest of shareholders. The Retirement Income Fund is intended for investors who have already retired or begun withdrawing portions of their investments, or are seeking a conservative allocation fund, and its objective is to seek current income and, secondarily, after-inflation capital appreciation. More information about the Fund’s asset allocation and portfolio construction strategy, the Retirement Income Fund and the Underlying Funds is available in the Fund’s prospectus.

Sub-Adviser’s Glidepath

The table below illustrates the Sub-Adviser’s allocations among different asset classes within the defensive and return-gathering categories, as reflected in the Fund’s portfolio as of February 28, 2013. The asset allocation is computed by assigning each underlying investment to the most representative asset class(es).

Fund Asset Allocation as of February 28, 2013

		Percent of the
Asset Group	Asset Class	Portfolio Invested

Defensive	Short-Duration Bonds & Cash	0.8%
	U.S. Core Fixed Income	9.5%
	Non-US Core Bonds	3.0%
	Inflation-Protected Bonds	0.0%

Return-Generating	US Large Cap Equity	16.1%
	US Small Cap Equity	8.9%
	Developed Non-US Large Cap Equity	18.7%
	Developed Non-US Small/Mid Cap Equity	3.8%
	Emerging Market Equity	4.0%
	Global Fixed-Income	16.0%
	Commodity-Related Futures & Equities	11.9%
	Global Real Estate	7.2%

106	Allianz Multi-Strategy Funds

AllianzGI Retirement 2045 Fund (continued)

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first 5 risks):

Allocation Risk: The Fund’s investment performance depends upon how its assets are allocated and reallocated among particular Underlying Funds and other investments. The Sub-Adviser’s allocation techniques and decisions and/or the Sub-Adviser’s selection of Underlying Funds and other investments may not produce the desired results.

Underlying Fund and Other Acquired Fund Risks: The Fund will be affected by factors, risks and performance specific to the Underlying Funds and Other Acquired Funds.

Market Risk: The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Issuer Risk: The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Equity Securities Risk: Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Commodity Risk: Commodity-linked derivative instruments may increase volatility.

Convertible Securities Risk: Convertible securities are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

Credit and Counterparty Risk: An issuer or counterparty may default on obligations.

Currency Risk: The values of non-U.S. securities may fluctuate with currency exchange rates and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.

Derivatives Risk: Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Emerging Markets Risk: Non-U.S. investment risk may be particularly high to the extent that the Fund invests in emerging market securities. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries.

Fixed Income Risk: Fixed income (debt) securities are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to changes in interest rates or an issuer’s or counterparty’s deterioration or default.

Focused Investment Risk: Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility.

High Yield Risk: High-yield or junk bonds are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

Index Risk: Investments in index-linked derivatives are subject to the risks associated with the applicable index.

Interest Rate Risk: Fixed income securities may decline in value because of increases in interest rates.

IPO Risk: Securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility.

Leveraging Risk: Instruments and transactions that constitute leverage magnify gains or losses and increase volatility.

Liquidity Risk: The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Management Risk: The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

Mortgage-Related and Other Asset-Backed Risk: Investing in mortgage- and asset-backed securities involves interest rate, credit, valuation, extension and liquidity risks and the risk that payments on the underlying assets are delayed, prepaid, subordinated or defaulted on.

Non-U.S. Investment Risk: Non-U.S. securities markets and issuers may be more volatile, smaller, less liquid, less transparent and subject to less oversight, particularly in emerging markets.

Prospectus	107

AllianzGI Retirement 2045 Fund (continued)

REIT and Real Estate-Related Investment Risk: Adverse changes in the real estate markets may affect the value of REIT investments or real estate-linked derivatives.

Short Selling Risk: Short selling enhances leveraging risk and involves counterparty risk and the risk of unlimited loss.

Smaller Company Risk: Securities issued by smaller companies may be more volatile and present increased liquidity risk relative to securities issued by larger companies.

Variable Distribution Risk: Periodic distributions by investments of variable or floating interest rates vary with fluctuations in market interest rates.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of a broad-based market index and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, returns would be lower than those shown. Class R performance would be lower than Class A performance because of the lower expenses paid by Class A shares. Performance in the Average Annual Total Returns table reflects the impact of sales charges. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit us.allianzgi.com for more current performance information.

Calendar Year Total Returns — Class A

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

Highest 01/01/2012–03/31/2012	8.59%

Lowest 04/01/2012–06/30/2012	-3.26%

Average Annual Total Returns (for periods ended 12/31/12)

		Fund Inception
	1 Year	(12/19/11)

Class A — Before Taxes	6.77%	9.76%

Class A — After Taxes on Distributions	5.57%	8.05%

Class A — After Taxes on Distributions and Sale of Fund Shares	4.40%	7.30%

Class R	12.53%	15.48%

Dow Jones Real Return 2045 Index	12.57%	15.49%

Lipper Mixed-Asset Target 2045 Funds Average	15.27%	15.27%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for other share classes will vary.

108	Allianz Multi-Strategy Funds

AllianzGI Retirement 2045 Fund (continued)

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser Allianz Global Investors U.S. LLC (“AllianzGI U.S.”)

Portfolio Managers
Paul Pietranico, CFA, senior portfolio manager and director, has managed the Fund since 2011.

James Macey, CFA, portfolio manager and vice president, has managed the Fund since 2011.

Stephen Sexauer, senior portfolio manager, managing director and CIO Multi Asset US, has managed the Fund since 2011.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s distributor by mail (Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050), as further described in the Fund’s prospectus and SAI. To avoid delays in a purchase or redemption, please call 1-800-988-8380 with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Class A shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50. For Class R shares, specified benefit plans may establish various minimum investment and account size requirements; ask your plan administrator for more information.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker- Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Prospectus	109

AllianzGI Retirement 2050 Fund

Investment Objective	The Fund seeks capital growth and preservation consistent with its asset allocation as 2050 approaches, and thereafter current income and, secondarily, capital appreciation.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of eligible funds that are part of the family of mutual funds sponsored by Allianz. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 218 of the Fund’s prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed	Maximum Contingent Deferred Sales Charge (CDSC) (Load)
Share Class	on Purchases (as a percentage of offering price)	(as a percentage of the lower of original purchase price or NAV)(1)

Class A	5.50%	1%

Class C	None	1%

Class R	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

							Total Annual
		Distribution					Fund Operating
		Fee and/or		Acquired Fund	Total Annual		Expenses After
	Advisory	Service	Other	Fees and	Fund Operating	Expense	Expense
Share Class	Fees(2)	(12b-1) Fees	Expenses(2)	Expenses	Expenses(3)	Reductions(4)	Reductions(4)

Class A	0.05%	0.25%	0.30%	0.83%	1.43%	(0.33)%	1.10%

Class C	0.05	1.00	0.30	0.83	2.18	(0.33)	1.85

Class R	0.05	0.50	0.30	0.83	1.68	(0.23)	1.45

(1) For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase. For Class C shares, the CDSC is imposed only on shares redeemed in the first year.

(2) Other Expenses represent administrative fees paid by the Fund to Allianz Global Investors Fund Management LLC (“AGIFM”) pursuant to an Administration Agreement between AGIFM and the Trust.

(3) Total Annual Fund Operating Expenses do not match the Ratio of Expenses to Average Net Assets of the Fund as set forth in the Financial Highlights table of the Fund’s prospectus, in part, because the Ratio of Expenses to Average Net Assets in the prospectus reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(4) The Manager has contractually agreed, until March 31, 2014, to irrevocably waive its advisory and administrative fees and reimburse any additional Other Expenses or Acquired Fund Fees and Expenses, to the extent that Total Annual Fund Operating Expenses After Expense Reductions, excluding, interest, taxes, and extraordinary expenses, exceed 1.10% for Class A, 1.85% for Class C, and 1.45% for Class R. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years

Class A	$656	$947	$1,259	$2,142	$656	$947	$1,259	$2,142

Class C	288	650	1,139	2,488	188	650	1,139	2,488

Class R	148	507	891	1,968	148	507	891	1,968

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate for the fiscal year ended November 30, 2012 was 47% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies	The Fund seeks to achieve its objective by normally investing primarily in certain affiliated mutual funds and exchange-traded funds (ETFs) sponsored by Allianz and Pacific Investment Management Company LLC (“PIMCO”) (the “Underlying Funds”). The Fund may invest without limit in Underlying Funds and may invest significantly in one or a small number of the Underlying Funds. Underlying Funds in turn invest in or have

110	Allianz Multi-Strategy Funds

AllianzGI Retirement 2050 Fund (continued)

exposure to (i) return-generating assets, such as U.S. and global equities, commodities, real estate, mortgage securities, high yield securities, corporate bonds, emerging market bonds, public securities of infrastructure companies and private equity companies, and alternative investment strategies such as long-short and market neutral strategies and/or (ii) defensive assets, such as Treasury Inflation-Protected Securities (“TIPS”), short-term U.S. and non-U.S. bonds and investment grade U.S. and non-U.S. sovereign bonds, corporate bonds, asset-backed securities and mortgage securities. The Fund may also invest in ETFs and mutual funds and pooled vehicles other than the Underlying Funds (together, “Other Acquired Funds”). The Fund does not currently intend to invest more than 10% of its assets in Other Acquired Funds that are not advised by the Manager or its affiliates. The Fund may also invest significantly in other securities and instruments as a complement or adjustment to its exposure to Underlying Funds and Other Acquired Funds. The Sub-Adviser normally seeks to maintain significant economic exposure to a number of countries outside the U.S., and the Fund may have exposure to companies in a broad range of market capitalizations and geographic and industry distributions, as well as to fixed income and convertible instruments with a broad range of credit quality ratings and durations. The Fund may also utilize derivative instruments, such as options, forwards or futures contracts and swap agreements. The Fund uses an actively-managed strategy and modifies asset allocations over time with the intent of progressively reducing anticipated risk and volatility as the target date of 2050 approaches, and becoming increasingly conservative over time. The chart below illustrates the Sub-Adviser’s schedule of target allocations between defensive and return-generating assets as of the date of this Prospectus, according to the number of years remaining to the target retirement date. Upon reaching this target date, the Fund’s objective and strategy will change to closely resemble that of the AllianzGI Retirement Income Fund, which the Fund is expected to merge into approximately three years after its target date, provided that the Fund’s Board of Trustees determines the transaction is in the best interest of shareholders. The Retirement Income Fund is intended for investors who have already retired or begun withdrawing portions of their investments, or are seeking a conservative allocation fund, and its objective is to seek current income and, secondarily, after-inflation capital appreciation. More information about the Fund’s asset allocation and portfolio construction strategy, the Retirement Income Fund and the Underlying Funds is available in the Fund’s prospectus.

Sub-Adviser’s Glidepath

Prospectus	111

AllianzGI Retirement 2050 Fund (continued)

The table below illustrates the Sub-Adviser’s allocations among different asset classes within the defensive and return-gathering categories, as reflected in the Fund’s portfolio as of February 28, 2013. The asset allocation is computed by assigning each underlying investment to the most representative asset class(es).

Fund Asset Allocation as of February 28, 2013

		Percent of the
Asset Group	Asset Class	Portfolio Invested

Defensive	Short-Duration Bonds & Cash	0.8%
	U.S. Core Fixed Income	7.9%
	Non-US Core Bonds	3.0%
	Inflation-Protected Bonds	0.0%

Return-Generating	US Large Cap Equity	17.1%
	US Small Cap Equity	10.6%
	Developed Non-US Large Cap Equity	19.0%
	Developed Non-US Small/Mid Cap Equity	4.3%
	Emerging Market Equity	4.5%
	Global Fixed-Income	12.9%
	Commodity-Related Futures & Equities	12.2%
	Global Real Estate	7.6%

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first 5 risks):

Allocation Risk: The Fund’s investment performance depends upon how its assets are allocated and reallocated among particular Underlying Funds and other investments. The Sub-Adviser’s allocation techniques and decisions and/or the Sub-Adviser’s selection of Underlying Funds and other investments may not produce the desired results.

Underlying Fund and Other Acquired Fund Risks: The Fund will be affected by factors, risks and performance specific to the Underlying Funds and Other Acquired Funds.

Market Risk: The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Issuer Risk: The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Equity Securities Risk: Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Commodity Risk: Commodity-linked derivative instruments may increase volatility.

Convertible Securities Risk: Convertible securities are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

Credit and Counterparty Risk: An issuer or counterparty may default on obligations.

Currency Risk: The values of non-U.S. securities may fluctuate with currency exchange rates and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.

Derivatives Risk: Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Emerging Markets Risk: Non-U.S. investment risk may be particularly high to the extent that the Fund invests in emerging market securities. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries.

Fixed Income Risk: Fixed income (debt) securities are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to changes in interest rates or an issuer’s or counterparty’s deterioration or default.

Focused Investment Risk: Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility.

High Yield Risk: High-yield or junk bonds are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

Index Risk: Investments in index-linked derivatives are subject to the risks associated with the applicable index.

112	Allianz Multi-Strategy Funds

AllianzGI Retirement 2050 Fund (continued)

Interest Rate Risk: Fixed income securities may decline in value because of increases in interest rates.

IPO Risk: Securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility.

Leveraging Risk: Instruments and transactions that constitute leverage magnify gains or losses and increase volatility.

Liquidity Risk: The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Management Risk: The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

Mortgage-Related and Other Asset-Backed Risk: Investing in mortgage- and asset-backed securities involves interest rate, credit, valuation, extension and liquidity risks and the risk that payments on the underlying assets are delayed, prepaid, subordinated or defaulted on.

Non-U.S. Investment Risk: Non-U.S. securities markets and issuers may be more volatile, smaller, less liquid, less transparent and subject to less oversight, particularly in emerging markets.

REIT and Real Estate-Related Investment Risk: Adverse changes in the real estate markets may affect the value of REIT investments or real estate-linked derivatives.

Short Selling Risk: Short selling enhances leveraging risk and involves counterparty risk and the risk of unlimited loss.

Smaller Company Risk: Securities issued by smaller companies may be more volatile and present increased liquidity risk relative to securities issued by larger companies.

Variable Distribution Risk: Periodic distributions by investments of variable or floating interest rates vary with fluctuations in market interest rates.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of two broad-based market indexes and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, returns would be lower than those shown. Class C and Class R performance would be lower than Class A performance because of the lower expenses paid by Class A shares. Performance in the Average Annual Total Returns table reflects the impact of sales charges. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit us.allianzgi.com for more current performance information.

Calendar Year Total Returns — Class A

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

Highest 04/01/2009–06/30/2009	18.71%

Lowest 07/01/2011–09/30/2011	-17.46%

Prospectus	113

AllianzGI Retirement 2050 Fund (continued)

Average Annual Total Returns (for periods ended 12/31/12)

		Fund Inception
	1 Year	(12/29/08)

Class A — Before Taxes	6.69%	12.75%

Class A — After Taxes on Distributions	5.41%	10.67%

Class A — After Taxes on Distributions and Sale of Fund Shares	4.53%	10.10%

Class C	10.91%	13.52%

Class R	12.48%	14.08%

Dow Jones Real Return 2050 Index*	13.01%	13.81%

Dow Jones Real Return 40+ Index	13.15%	13.80%

Lipper Mixed-Asset Target 2050+ Funds Average	15.21%	13.59%

* The Dow Jones Real Return 2050 Index incepted on 12/31/2009. Accordingly, Dow Jones Real Return 40+ Index performance is used for periods prior to 12/31/2009.

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for other share classes will vary.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser Allianz Global Investors U.S. LLC (“AllianzGI U.S.”)

Portfolio Managers
Paul Pietranico, CFA, senior portfolio manager and director, has managed the Fund since 2008.

James Macey, CFA, portfolio manager and vice president, has managed the Fund since 2011.

Stephen Sexauer, senior portfolio manager, managing director and CIO Multi Asset US, has managed the Fund since 2008.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s distributor by mail (Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050), as further described in the Fund’s prospectus and SAI. To avoid delays in a purchase or redemption, please call 1-800-988-8380 with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Class A and Class C shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50. For Class R shares, specified benefit plans may establish various minimum investment and account size requirements; ask your plan administrator for more information.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker- Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

114	Allianz Multi-Strategy Funds

AllianzGI Retirement 2055 Fund

Investment Objective	The Fund seeks capital growth and preservation consistent with its asset allocation as 2055 approaches, and thereafter current income and, secondarily, capital appreciation.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of eligible funds that are part of the family of mutual funds sponsored by Allianz. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 218 of the Fund’s prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed	Maximum Contingent Deferred Sales Charge (CDSC) (Load)
Share Class	on Purchases (as a percentage of offering price)	(as a percentage of the lower of original purchase price or NAV)(1)

Class A	5.50%	1%

Class R	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

							Total Annual
							Fund Operating
		Distribution		Acquired Fund	Total Annual		Expenses After
	Advisory	and/or Service	Other	Fees and	Fund Operating	Expense	Expense
Share Class	Fees(2)	(12b-1) Fees	Expenses(2)	Expenses	Expenses(3)	Reductions(4)	Reductions(4)

Class A	0.05%	0.25%	0.30%	0.83%	1.43%	(0.33)%	1.10%

Class R	0.05	0.50	0.30	0.83	1.68	(0.23)	1.45

(1) For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase.
(2) Other Expenses represent administrative fees paid by the Fund to Allianz Global Investors Fund Management LLC (“AGIFM”) pursuant to an Administration Agreement between AGIFM and the Trust.

(3) Total Annual Fund Operating Expenses do not match the Ratio of Expenses to Average Net Assets of the Fund as set forth in the Financial Highlights table of the Fund’s prospectus, in part, because the Ratio of Expenses to Average Net Assets in the prospectus reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(4) The Manager has contractually agreed, until March 31, 2014, to irrevocably waive its advisory and administrative fees and reimburse any additional Other Expenses or Acquired Fund Fees and Expenses, to the extent that Total Annual Fund Operating Expenses After Expense Reductions, excluding, interest, taxes, and extraordinary expenses, exceed 1.10% for Class A and 1.45% for Class R. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years

Class A	$656	$947	$1,259	$2,142	$656	$947	$1,259	$2,142

Class R	148	507	891	1,968	148	507	891	1,968

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate for the period ended November 30, 2012 was 31%. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies	The Fund seeks to achieve its objective by normally investing primarily in certain affiliated mutual funds and exchange-traded funds (ETFs) sponsored by Allianz and Pacific Investment Management Company LLC (“PIMCO”) (the “Underlying Funds”). The Fund may invest without limit in Underlying Funds and may invest significantly in one or a small number of the Underlying Funds. Underlying Funds in turn invest in or have exposure to (i) return-generating assets, such as U.S. and global equities, commodities, real estate, mortgage securities, high yield securities, corporate bonds, emerging market bonds, public securities of infrastructure companies and private equity companies, and alternative investment strategies such as long-short and market neutral strategies and/or (ii) defensive assets, such as Treasury Inflation-Protected Securities (“TIPS”), short-term U.S. and non-U.S. bonds and investment grade U.S. and non-U.S. sovereign bonds, corporate bonds, asset-backed

Prospectus	115

AllianzGI Retirement 2055 Fund (continued)

securities and mortgage securities. The Fund may also invest in ETFs and mutual funds and pooled vehicles other than the Underlying Funds (together, “Other Acquired Funds”). The Fund does not currently intend to invest more than 10% of its assets in Other Acquired Funds that are not advised by the Manager or its affiliates. The Fund may also invest significantly in other securities and instruments as a complement or adjustment to its exposure to Underlying Funds and Other Acquired Funds. The Sub-Adviser normally seeks to maintain significant economic exposure to a number of countries outside the U.S., and the Fund may have exposure to companies in a broad range of market capitalizations and geographic and industry distributions, as well as to fixed income and convertible instruments with a broad range of credit quality ratings and durations. The Fund may also utilize derivative instruments, such as options, forwards or futures contracts and swap agreements. The Fund uses an actively-managed strategy and modifies asset allocations over time with the intent of progressively reducing anticipated risk and volatility as the target date of 2055 approaches, and becoming increasingly conservative over time. The chart below illustrates the Sub-Adviser’s schedule of target allocations between defensive and return-generating assets as of the date of this Prospectus, according to the number of years remaining to the target retirement date. Upon reaching this target date, the Fund’s objective and strategy will change to closely resemble that of the AllianzGI Retirement Income Fund, which the Fund is expected to merge into approximately three years after its target date, provided that the Fund’s Board of Trustees determines the transaction is in the best interest of shareholders. The Retirement Income Fund is intended for investors who have already retired or begun withdrawing portions of their investments, or are seeking a conservative allocation fund, and its objective is to seek current income and, secondarily, after-inflation capital appreciation. More information about the Fund’s asset allocation and portfolio construction strategy, the Retirement Income Fund and the Underlying Funds is available in the Fund’s prospectus.

Sub-Adviser’s Glidepath

The table below illustrates the Sub-Adviser’s allocations among different asset classes within the defensive and return-gathering categories, as reflected in the Fund’s portfolio as of February 28, 2013. The asset allocation is computed by assigning each underlying investment to the most representative asset class(es).

Fund Asset Allocation as of February 28, 2013

		Percent of the
Asset Group	Asset Class	Portfolio Invested

Defensive	Short-Duration Bonds & Cash	0.8%
	U.S. Core Fixed Income	8.0%
	Non-US Core Bonds	3.0%
	Inflation-Protected Bonds	0.0%

Return-Generating	US Large Cap Equity	17.1%
	US Small Cap Equity	10.4%
	Developed Non-US Large Cap Equity	19.1%
	Developed Non-US Small/Mid Cap Equity	4.3%
	Emerging Market Equity	4.5%
	Global Fixed-Income	13.0%
	Commodity-Related Futures & Equities	12.0%
	Global Real Estate	7.8%

116	Allianz Multi-Strategy Funds

AllianzGI Retirement 2055 Fund (continued)

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first 5 risks):

Allocation Risk: The Fund’s investment performance depends upon how its assets are allocated and reallocated among particular Underlying Funds and other investments. The Sub-Adviser’s allocation techniques and decisions and/or the Sub-Adviser’s selection of Underlying Funds and other investments may not produce the desired results.

Underlying Fund and Other Acquired Fund Risks: The Fund will be affected by factors, risks and performance specific to the Underlying Funds and Other Acquired Funds.

Market Risk: The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Issuer Risk: The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Equity Securities Risk: Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Commodity Risk: Commodity-linked derivative instruments may increase volatility.

Convertible Securities Risk: Convertible securities are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

Credit and Counterparty Risk: An issuer or counterparty may default on obligations.

Currency Risk: The values of non-U.S. securities may fluctuate with currency exchange rates and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.

Derivatives Risk: Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Emerging Markets Risk: Non-U.S. investment risk may be particularly high to the extent that the Fund invests in emerging market securities. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries.

Fixed Income Risk: Fixed income (debt) securities are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to changes in interest rates or an issuer’s or counterparty’s deterioration or default.

Focused Investment Risk: Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility.

High Yield Risk: High-yield or junk bonds are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

Index Risk: Investments in index-linked derivatives are subject to the risks associated with the applicable index.

Interest Rate Risk: Fixed income securities may decline in value because of increases in interest rates.

IPO Risk: Securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility.

Leveraging Risk: Instruments and transactions that constitute leverage magnify gains or losses and increase volatility.

Liquidity Risk: The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Management Risk: The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

Mortgage-Related and Other Asset-Backed Risk: Investing in mortgage- and asset-backed securities involves interest rate, credit, valuation, extension and liquidity risks and the risk that payments on the underlying assets are delayed, prepaid, subordinated or defaulted on.

Non-U.S. Investment Risk: Non-U.S. securities markets and issuers may be more volatile, smaller, less liquid, less transparent and subject to less oversight, particularly in emerging markets.

Prospectus	117

AllianzGI Retirement 2055 Fund (continued)

REIT and Real Estate-Related Investment Risk: Adverse changes in the real estate markets may affect the value of REIT investments or real estate-linked derivatives.

Short Selling Risk: Short selling enhances leveraging risk and involves counterparty risk and the risk of unlimited loss.

Smaller Company Risk: Securities issued by smaller companies may be more volatile and present increased liquidity risk relative to securities issued by larger companies.

Variable Distribution Risk: Periodic distributions by investments of variable or floating interest rates vary with fluctuations in market interest rates.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of a broad-based market index and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, returns would be lower than those shown. Class R performance would be lower than Class A performance because of the lower expenses paid by Class A shares. Performance in the Average Annual Total Returns table reflects the impact of sales charges. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit us.allianzgi.com for more current performance information.

Calendar Year Total Returns — Class A

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

Highest 01/01/2012–03/31/2012	9.10%

Lowest 04/01/2012–06/30/2012	-3.66%

Average Annual Total Returns (for periods ended 12/31/12)

		Fund Inception
	1 Year	(12/19/11)

Class A — Before Taxes	6.76%	9.97%

Class A — After Taxes on Distributions	4.87%	7.57%

Class A — After Taxes on Distributions and Sale of Fund Shares	4.39%	7.08%

Class R	12.62%	15.80%

Dow Jones Real Return 40+ Index	13.15%	16.35%

Lipper Mixed-Asset Target 2050+ Funds Average	15.21%	15.21%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for other share classes will vary.

118	Allianz Multi-Strategy Funds

AllianzGI Retirement 2055 Fund (continued)

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser Allianz Global Investors U.S. LLC (“AllianzGI U.S.”)

Portfolio Managers
Paul Pietranico, CFA, senior portfolio manager and director, has managed the Fund since 2011.

James Macey, CFA, portfolio manager and vice president, has managed the Fund since 2011.

Stephen Sexauer, senior portfolio manager, managing director and CIO Multi Asset US, has managed the Fund since 2011.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s distributor by mail (Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050), as further described in the Fund’s prospectus and SAI. To avoid delays in a purchase or redemption, please call 1-800-988-8380 with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Class A shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50. For Class R shares, specified benefit plans may establish various minimum investment and account size requirements; ask your plan administrator for more information.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker- Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Prospectus	119

AllianzGI Retirement Income Fund

Investment Objective	The Fund seeks current income and, secondarily, capital appreciation. The Fund is intended for investors who have already retired or begun withdrawing portions of their investments, or are seeking a conservative allocation fund.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of eligible funds that are part of the family of mutual funds sponsored by Allianz. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 218 of the Fund’s prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed	Maximum Contingent Deferred Sales Charge (CDSC) (Load)
Share Class	on Purchases (as a percentage of offering price)	(as a percentage of the lower of original purchase price or NAV)(1)

Class A	5.50%	1%

Class C	None	1%

Class R	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

							Total Annual
		Distribution					Fund Operating
		Fee and/or		Acquired Fund	Total Annual		Expenses After
	Advisory	Service	Other	Fees and	Fund Operating	Expense	Expense
Share Class	Fees(2)	(12b-1) Fees	Expenses(2)	Expenses	Expenses(3)	Reductions(4)	Reductions(4)

Class A	0.05%	0.25%	0.30%	0.55%	1.15%	(0.20)%	0.95%

Class C	0.05	1.00	0.30	0.55	1.90	(0.20)	1.70

Class R	0.05	0.50	0.30	0.55	1.40	(0.10)	1.30

(1) For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase. For Class C shares, the CDSC is imposed only on shares redeemed in the first year.

(2) Other Expenses represent administrative fees paid by the Fund to Allianz Global Investors Fund Management LLC (“AGIFM”) pursuant to an Administration Agreement between AGIFM and the Trust.

(3) Total Annual Fund Operating Expenses do not match the Ratio of Expenses to Average Net Assets of the Fund as set forth in the Financial Highlights table of the Fund’s prospectus, in part, because the Ratio of Expenses to Average Net Assets in the prospectus reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(4) The Manager has contractually agreed, until March 31, 2014, to irrevocably waive its advisory and administrative fees and reimburse any additional Other Expenses or Acquired Fund Fees and Expenses, to the extent that Total Annual Fund Operating Expenses After Expense Reductions, excluding, interest, taxes, and extraordinary expenses, exceed 0.95% for Class A, 1.70% for Class C, and 1.30% for Class R. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years

Class A	$642	$877	$1,130	$1,854	$642	$877	$1,130	$1,854

Class C	273	578	1,008	2,206	173	578	1,008	2,206

Class R	132	433	756	1,671	132	433	756	1,671

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate for the fiscal year ended November 30, 2012 was 51% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies	The Fund seeks to achieve its objective by normally investing primarily in certain affiliated mutual funds and exchange-traded funds (ETFs) sponsored by Allianz and Pacific Investment Management Company LLC (“PIMCO”) (the “Underlying Funds”). The Fund may invest without limit in Underlying Funds and may invest

120	Allianz Multi-Strategy Funds

AllianzGI Retirement Income Fund (continued)

significantly in one or a small number of the Underlying Funds. Underlying Funds in turn invest in or have exposure to (i) return-generating assets, such as U.S. and global equities, commodities, real estate, mortgage securities, high yield securities, corporate bonds, emerging market bonds, public securities of infrastructure companies and private equity companies, and alternative investment strategies such as long-short and market neutral strategies and/or (ii) defensive assets, such as Treasury Inflation-Protected Securities (“TIPS”), short-term U.S. and non-U.S. bonds and investment grade U.S. and non-U.S. sovereign bonds, corporate bonds, asset-backed securities and mortgage securities. The Fund may also invest in ETFs and mutual funds and pooled vehicles other than the Underlying Funds (together, “Other Acquired Funds”). The Fund does not currently intend to invest more than 10% of its assets in Other Acquired Funds that are not advised by the Manager or its affiliates. The Fund may also invest significantly in other securities and instruments as a complement or adjustment to its exposure to Underlying Funds and Other Acquired Funds. The Sub-Adviser normally seeks to maintain significant economic exposure to a number of countries outside the U.S., and the Fund may have exposure to companies in a broad range of market capitalizations and geographic and industry distributions, as well as to fixed income and convertible instruments with a broad range of credit quality ratings and durations. The Fund may also utilize derivative instruments, such as options, forwards or futures contracts and swap agreements. Normally, the Sub-Adviser will generally seek to maintain an allocation of 25% of the Fund’s assets in return-generating assets and 75% in defensive assets, though may cause the Fund to deviate from these allocations, for example, during periods of significant performance differential between the two categories. The Fund may also deviate from its allocation targets when expected returns are judged to be below or above long-term averages. In these cases, the Sub-Adviser would seek to overweight what it deems to be the undervalued category and underweight the overvalued category. These decisions will normally be within the allocation ranges of 15% to 40% for return-generating assets and 60% to 85% for defensive assets. More information about the Fund, the Fund’s asset allocation and portfolio construction strategy, and the Underlying Funds is available in the Fund’s prospectus.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first 5 risks):

Allocation Risk: The Fund’s investment performance depends upon how its assets are allocated and reallocated among particular Underlying Funds and other investments. The Sub-Adviser’s allocation techniques and decisions and/or the Sub-Adviser’s selection of Underlying Funds and other investments may not produce the desired results.

Underlying Fund and Other Acquired Fund Risks: The Fund will be affected by factors, risks and performance specific to the Underlying Funds and Other Acquired Funds.

Market Risk: The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Issuer Risk: The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Equity Securities Risk: Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Commodity Risk: Commodity-linked derivative instruments may increase volatility.

Convertible Securities Risk: Convertible securities are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

Credit and Counterparty Risk: An issuer or counterparty may default on obligations.

Currency Risk: The values of non-U.S. securities may fluctuate with currency exchange rates and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.

Derivatives Risk: Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Emerging Markets Risk: Non-U.S. investment risk may be particularly high to the extent that the Fund invests in emerging market securities. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries.

Prospectus	121

AllianzGI Retirement Income Fund (continued)

Fixed Income Risk: Fixed income (debt) securities are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to changes in interest rates or an issuer’s or counterparty’s deterioration or default.

Focused Investment Risk: Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility.

High Yield Risk: High-yield or junk bonds are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

Index Risk: Investments in index-linked derivatives are subject to the risks associated with the applicable index.

Interest Rate Risk: Fixed income securities may decline in value because of increases in interest rates.

IPO Risk: Securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility.

Leveraging Risk: Instruments and transactions that constitute leverage magnify gains or losses and increase volatility.

Liquidity Risk: The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Management Risk: The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

Mortgage-Related and Other Asset-Backed Risk: Investing in mortgage- and asset-backed securities involves interest rate, credit, valuation, extension and liquidity risks and the risk that payments on the underlying assets are delayed, prepaid, subordinated or defaulted on.

Non-U.S. Investment Risk: Non-U.S. securities markets and issuers may be more volatile, smaller, less liquid, less transparent and subject to less oversight, particularly in emerging markets.

REIT and Real Estate-Related Investment Risk: Adverse changes in the real estate markets may affect the value of REIT investments or real estate-linked derivatives.

Short Selling Risk: Short selling enhances leveraging risk and involves counterparty risk and the risk of unlimited loss.

Smaller Company Risk: Securities issued by smaller companies may be more volatile and present increased liquidity risk relative to securities issued by larger companies.

Variable Distribution Risk: Periodic distributions by investments of variable or floating interest rates vary with fluctuations in market interest rates.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of a broad-based market index and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, returns would be lower than those shown. Class C and Class R performance would be lower than Class A performance because of the lower expenses paid by Class A shares. Performance in the Average Annual Total Returns table reflects the impact of sales charges. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit us.allianzgi.com for more current performance information.

122	Allianz Multi-Strategy Funds

AllianzGI Retirement Income Fund (continued)

Calendar Year Total Returns — Class A

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

Highest 07/01/2009–09/30/2009	8.53%

Lowest 07/01/2011–09/30/2011	-5.55%

Average Annual Total Returns (for periods ended 12/31/12)

		Fund Inception
	1 Year	(12/29/08)

Class A — Before Taxes	3.65%	9.31%

Class A — After Taxes on Distributions	2.30%	7.67%

Class A — After Taxes on Distributions and Sale of Fund Shares	2.40%	7.07%

Class C	7.90%	10.05%

Class R	9.35%	10.56%

Dow Jones Real Return Today Index	8.79%	10.60%

Lipper Mixed-Asset Target Today Funds Average	8.49%	9.64%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for other share classes will vary.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser Allianz Global Investors U.S. LLC (“AllianzGI U.S.”)

Portfolio Managers
Stephen Sexauer, senior portfolio manager, managing director and CIO Multi Asset US, has managed the Fund since 2008.

James Macey, CFA, portfolio manager and vice president, has managed the Fund since 2011.

Paul Pietranico, CFA, senior portfolio manager and director, has managed the Fund since 2008.

Rahul Malhotra, portfolio manager and vice-president, has managed the Fund since 2013.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s distributor by mail (Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050), as further described in the Fund’s prospectus and SAI. To avoid delays in a purchase or redemption, please call 1-800-988-8380 with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Class A and Class C shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50. For Class R shares, specified benefit plans may establish various minimum investment and account size requirements; ask your plan administrator for more information.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Prospectus	123

AllianzGI Retirement Income Fund (continued)

Payments to Broker- Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

124	Allianz Multi-Strategy Funds

AllianzGI Short Duration High Income Fund

Investment Objective	The Fund seeks a high level of current income.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A Shares of eligible funds that are part of the family of mutual funds sponsored by Allianz. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 218 of the Fund’s prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed	Maximum Contingent Deferred Sales Charge (CDSC) (Load)
Share Class	on Purchases (as a percentage of offering price)	(as a percentage of the lower of original purchase price or NAV)(1)

Class A	2.25%	1%

Class C	None	1%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

						Total Annual
						Fund Operating
		Distribution		Total Annual		Expenses After
	Management	and/or Service	Other	Fund Operating	Expense	Expense
Share Class	Fees	(12b-1) Fees	Expenses	Expenses	Reductions(2)	Reductions(2)

Class A	0.48%	0.25%	0.36%	1.09%	(0.24)%	0.85%

Class C	0.48	0.50	0.52	1.50	(0.40)	1.10

(1) For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase. For Class C shares, the CDSC is imposed only on shares redeemed in the first year.

(2) Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by the Manager to waive its management fee and/or reimburse the Fund through March 31, 2014 to the extent that Total Annual Fund Operating Expenses, excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed 0.85% for Class A shares and 1.10% for Class C shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years

Class A	$310	$541	$790	$1,503	$310	$541	$790	$1,503

Class C	212	435	781	1,756	112	435	781	1,756

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate for the fiscal year ended November 30, 2012 was 51% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies	The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in debt securities (“junk bonds”) issued by public and private companies, which are rated below investment grade (rated Ba or below by Moody’s or BB or below by S&P or Fitch, or if unrated, determined by the Sub-Adviser to be of comparable quality), while maintaining an average duration of less than three years and in derivatives and other synthetic instruments that have economic characteristics similar to such debt securities. Derivatives transactions may have the effect of either magnifying or limiting the Fund’s gains and losses.

The Fund may invest up to 20% of its assets in bank loans. The Fund may invest up to 20% of its assets in non-U.S. securities, which will typically be U.S. dollar-denominated but may also include securities denominated in non-U.S. currencies. The Fund invests in high yield securities and bank loans, collecting coupons, and protecting

Prospectus	125

AllianzGI Short Duration High Income Fund (continued)

from adverse market conditions, with incremental benefit from capital preservation. The Fund will invest less than 10% of its net assets in securities rated CCC or below by Standard and Poor’s.

The portfolio managers utilize a top-down approach that seeks to identify industries and companies that appear favorable for investment. After the industries are selected, the portfolio managers identify bonds of issuers within those industries based on their creditworthiness, their yields in relation to their credit quality and the relative value in relation to the high yield market. The portfolio managers may sell a security for a variety of reasons, such as to invest in a company offering superior investment opportunities.

Although the Fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first 6 risks):

Fixed Income Risk: Fixed income (debt) securities are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to changes in interest rates or an issuer’s or counterparty’s deterioration or default.

High Yield Risk: High-yield or junk bonds are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

Market Risk: The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Issuer Risk: The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Interest Rate Risk: Fixed income securities may decline in value because of increases in interest rates.

Credit and Counterparty Risk: An issuer or counterparty may default on obligations.

Confidential Information Access Risk: The Fund’s Sub-Adviser normally will seek to avoid the receipt of material, non-public information (“Confidential Information”) about the issuers of Senior Loans, other bank loans and related investments being considered for acquisition or held in the Fund’s portfolio, and thus the Fund may be disadvantaged in comparison to other investors who have received Confidential Information from issuers.

Derivatives Risk: Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Liquidity Risk: The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Management Risk: The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

Non-U.S. Investment Risk: Non-U.S. securities markets and issuers may be more volatile, smaller, less liquid, less transparent and subject to less oversight, particularly in emerging markets.

Smaller Company Risk: Securities issued by smaller companies may be more volatile and present increased liquidity risk relative to securities issued by larger companies.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of a broad-based market index. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, returns would be lower than those shown. Class C performance would be lower than Class A performance because of the lower expenses paid by Class A shares. Performance in the Average Annual Total Returns table reflects the impact of sales charges. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit us.allianzgi.com for more current performance information.

126	Allianz Multi-Strategy Funds

AllianzGI Short Duration High Income Fund (continued)

Calendar Year Total Returns — Class A

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

Highest 01/01/2012–03/31/2012	2.53%

Lowest 04/01/2012–06/30/2012	1.25%

Average Annual Total Returns (for periods ended 12/31/12)

		Fund Inception
	1 Year	(10/3/11)

Class A — Before Taxes	5.71%	7.74%

Class A — After Taxes on Distributions	4.08%	6.16%

Class A — After Taxes on Distributions and Sale of Fund Shares	3.68%	5.66%

Class C	6.63%	9.11%

BofA Merrill Lynch 1-3 Year BB U.S. Cash Pay High Yield Index	10.23%	11.63%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for other share classes will vary.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser Allianz Global Investors U.S. LLC (“AllianzGI U.S.”)

Portfolio Managers
Douglas G. Forsyth, CFA, portfolio manager, managing director and CIO Fixed Income US, has managed the Fund since 2013.

Eric Scholl, portfolio manager and managing director, has managed the Fund since 2011.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s distributor by mail (Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050), as further described in the Fund’s prospectus and SAI. To avoid delays in a purchase or redemption, please call 1-800-988-8380 with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Class A and Class C shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker- Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Prospectus	127

AllianzGI Structured Alpha Fund

Investment Objective	The Fund seeks to generate attractive risk-adjusted absolute returns through a complete market cycle.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of eligible funds that are part of the family of mutual funds sponsored by Allianz. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 218 of the Fund’s prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed	Maximum Contingent Deferred Sales Charge (CDSC) (Load)
Share Class	on Purchases (as a percentage of offering price)	(as a percentage of the lower of original purchase price or NAV)(1)

Class A	5.50%	1%

Class C	None	1%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

						Total Annual
						Fund Operating
		Distribution	Estimated	Total Annual		Expenses After
	Management	and/or Service	Other	Fund Operating	Expense	Expense
Share Class	Fees	(12b-1) Fees	Expenses(2)	Expenses	Reductions(3)	Reductions(3)

Class A	1.25%	0.25%	3.78%	5.28%	(3.38)%	1.90%

Class C	1.25	1.00	3.78	6.03	(3.38)	2.65

(1) For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase. For Class C shares, the CDSC is imposed only on shares redeemed in the first year.

(2) Other Expenses are based upon estimated amounts for the Fund’s initial fiscal year ending November 30, 2013 and include organizational expenses.

(3) Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by the Manager to waive, through March 31, 2014, its management fee and/or reimburse the Fund to the extent that Total Annual Fund Operating Expenses, including payment of organizational expenses but excluding interest, taxes, extraordinary expenses, and certain credits and other expenses, exceed 1.90% for Class A and 2.65% for Class C shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expenses limit. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Example: Assuming you redeem your shares at the end of each period		Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	1 Year	3 Years

Class A	$732	$1,482	$732	$1,482

Class C	368	1,204	268	1,204

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies	The Fund seeks to achieve its investment objective by investing significantly in exchange-traded listed and FLEX U.S. equity index options, while holding cash and cash equivalents as collateral for option investments. Under normal market conditions, the Fund will hold the majority of its assets in cash and cash equivalents such as U.S. Treasury bills.

Using a portion of its cash and cash equivalents as collateral, the portfolio managers utilize a combination of proprietary models to construct paired option positions, or so-called “option spreads,” typically by buying and selling put options and call options on equity indexes such as the S&P 500 Index, Russell 2000 Index and NASDAQ 100. The Fund may buy and sell exchange-traded options and FLEX options (i.e., listed options that are traded on an exchange but with customized strike prices and expiration dates). The portfolio managers seek to create option-based “profit zones” that upon expiration of the combination of individual option positions that make up the option spread will capture positive payoffs if the level of the underlying index (or other instrument)

128	Allianz Multi-Strategy Funds

AllianzGI Structured Alpha Fund (continued)

ends up within the chosen “profit zone.” The Fund seeks to optimize spread positions and profit zones based on (a) targeted positive return potential, (b) structural risk protections, (c) collateral management, and (d) flexibility to restructure profit zones if necessary. The Fund intends to invest primarily in option spreads, consisting of 50 to 400 individual option positions, and may buy or sell put or call index options that are not paired as part of an option spread. The duration of individual option positions will normally range from 20 to 75 days at inception. The gross notional value of options held by the Fund may significantly exceed the current net asset value of the Fund at any time.

The Fund may invest in exchange traded funds (“ETFs”) and exchange traded notes (“ETNs”), including ETFs and ETNs that provide exposure to market volatility, either as an offset or as an addition to option-based trades. The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first 2 risks):

Market Risk: The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Fixed Income Risk: Fixed income (debt) securities are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to changes in interest rates or an issuer’s or counterparty’s deterioration or default.

Credit and Counterparty Risk: An issuer or counterparty may default on obligations.

Derivatives Risk: Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Leveraging Risk: Instruments and transactions that constitute leverage magnify gains or losses and increase volatility.

Liquidity Risk: The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Management Risk: The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

Turnover Risk: High levels of portfolio turnover increase transaction costs and taxes and may lower investment performance.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	Performance information for the Fund will be available after the Fund completes a full calendar year of operation.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser Allianz Global Investors U.S. LLC (“AllianzGI U.S.”)

Portfolio Managers
Greg P. Tournant, lead portfolio manager, managing director and CIO US Structured Products has managed the Fund since 2012.

Stephen G. Bond-Nelson, portfolio manager and director, has managed the Fund since 2012.

Trevor Taylor, portfolio manager and director, has managed the Fund since 2012.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s distributor by mail (Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050), as further described in the Fund’s prospectus and SAI. To avoid delays in a purchase or redemption, please call 1-800-988-8380 with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Class A

Prospectus	129

AllianzGI Structured Alpha Fund (continued)

and Class C shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker- Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

130	Allianz Multi-Strategy Funds

AllianzGI Ultra Micro Cap Fund

Investment Objective	The Fund seeks maximum long-term capital appreciation.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of eligible funds that are part of the family of mutual funds sponsored by Allianz. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 218 of the Fund’s prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed	Maximum Contingent Deferred Sales Charge (CDSC) (Load)
Share Class	on Purchases (as a percentage of offering price)	(as a percentage of the lower of original purchase price or NAV)(1)

Class A	5.50%	1%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Total Annual
Fund Operating
		Distribution		Total Annual		Expenses After
	Management	and/or Service	Other	Fund Operating	Expense	Expense
Share Class	Fees	(12b-1) Fees	Expenses	Expenses	Reductions(2)	Reductions(2)

Class A	1.50%	0.25%	1.61%	3.36%	(1.19)%	2.17%

(1) For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase.

(2) Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by the Manager to waive its management fee and/or reimburse the Fund through March 31, 2014 to the extent that Total Annual Fund Operating Expenses, excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed 2.17% for Class A shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

Share Class	1 Year	3 Years	5 Years	10 Years

Class A	$758	$1,422	$2,107	$3,923

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate for the fiscal year ended November 30, 2012 was 114% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies	The Fund seeks to achieve its objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of ultra micro-cap companies. The Fund currently defines ultra micro-cap companies as those with market capitalizations less than two times the weighted average of the Russell Microcap Growth Index, i.e., capitalizations less than $810 million as of February 28, 2013. Under normal market conditions, the Fund expects to maintain a weighted average market capitalization below that of the Russell Microcap Growth Index ($405 million as of February 28, 2013). The portfolio managers follow a disciplined, fundamental bottom-up research process focusing on companies undergoing positive fundamental change, with sustainable growth characteristics. The portfolio managers look for what they believe to be the best risk-reward candidates within the investment universe, defined as equities that are expected to appreciate based on accelerating fundamental performance, rising expectations and related multiple expansion. Company-specific research includes industry and competitive analysis, revenue model analysis, profit analysis and balance sheet assessment. Once the portfolio managers believe that positive fundamental change is occurring and will likely lead to accelerating fundamental performance, they seek evidence that performance will be a longer-term sustainable trend. Lastly, the portfolio managers determine if the investment is timely with regard to relative valuation and price strength, exploiting stocks that are under-priced relative to their potential. The Fund may

Prospectus	131

AllianzGI Ultra Micro Cap Fund (continued)

have a high portfolio turnover rate, which may be up to 200% or more. In addition to common stocks and other equity securities (such as preferred stocks and convertible securities), the Fund may invest in securities issued in initial public offerings (IPOs), and may utilize foreign currency exchange contracts, options, stock index futures contracts, warrants and other derivative instruments. Although the Fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first 4 risks):

Market Risk: The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Issuer Risk: The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Equity Securities Risk: Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Smaller Company Risk: Securities issued by smaller companies may be more volatile and present increased liquidity risk relative to securities issued by larger companies.

Credit and Counterparty Risk: An issuer or counterparty may default on obligations.

Derivatives Risk: Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Focused Investment Risk: Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility.

IPO Risk: Securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility.

Leveraging Risk: Instruments and transactions that constitute leverage magnify gains or losses and increase volatility.

Liquidity Risk: The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Management Risk: The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

Turnover Risk: High levels of portfolio turnover increase transaction costs and taxes and may lower investment performance.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of a broad-based market index and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, returns would be lower than those shown. Performance in the Average Annual Total Returns table reflects the impact of sales charges. For periods prior to the inception date of a share class, performance information shown for such class may be based on the performance of an older class of shares that dates back to the Fund’s inception, as adjusted to reflect certain fees and expenses paid by the newer class. Similarly, for periods prior to a reorganization of the Fund, in which a predecessor fund was merged into the Fund, the performance information is based on the performance of the predecessor fund, adjusted to reflect certain fees and expenses paid by the particular share class of the Fund. These adjustments generally result in estimated performance results for the newer class that are higher or lower than the actual results of the predecessor class and/or the predecessor fund, as the case may be, due to differing levels of fees and expenses paid. Details regarding the calculation of the Fund’s class-by-class performance, including a discussion of any performance adjustments, are provided under “Additional Performance Information” in the Fund’s prospectus

132	Allianz Multi-Strategy Funds

AllianzGI Ultra Micro Cap Fund (continued)

and SAI. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit us.allianzgi.com for more current performance information.

Calendar Year Total Returns — Class A

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

Highest 04/01/2009–06/30/2009	33.96%

Lowest 07/01/2011–09/30/2011	-28.87%

Average Annual Total Returns (for periods ended 12/31/12)

		Fund Inception
	1 Year	(1/28/08)

Class A — Before Taxes	12.79%	9.85%

Class A — After Taxes on Distributions	12.79%	9.61%

Class A — After Taxes on Distributions and Sale of Fund Shares	8.31%	8.54%

Russell Microcap Growth Index	15.17%	3.49%

Lipper Small-Cap Core Funds Average	14.74%	4.78%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for other share classes will vary.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser Allianz Global Investors U.S. LLC (“AllianzGI U.S.”)

Portfolio Managers
K. Matthew Axline, CFA, portfolio manager and director, has managed the Fund since 2010.

John C. McCraw, portfolio manager and managing director, has managed the Fund since 1995.

Robert S. Marren, portfolio manager and managing director, has managed the Fund since 1995.

Stephen Lyford, portfolio manager and director, has managed the Fund since 2013.

Purchase and Sale of Fund Shares	As described under “How to Buy and Sell Shares” in the Fund’s prospectus, as of January 16, 2014, or such other date as determined by the President of the Trust, the Fund will not be available for purchase by new investors, with certain exceptions. Subject to those restrictions you may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s transfer agent by mail (Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA, 02266-8050), as further described in the Fund’s prospectus and SAI. To avoid delays in a purchase or redemption, please call 1-800-988-8380 with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Class A shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Prospectus	133

AllianzGI Ultra Micro Cap Fund (continued)

Payments to Broker- Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

134	Allianz Multi-Strategy Funds

AllianzGI U.S. Emerging Growth Fund

Investment Objective	The Fund seeks maximum long-term capital appreciation.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of eligible funds that are part of the family of mutual funds sponsored by Allianz. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 218 of the Fund’s prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed	Maximum Contingent Deferred Sales Charge (CDSC) (Load)
Share Class	on Purchases (as a percentage of offering price)	(as a percentage of the lower of original purchase price or NAV)(1)

Class A	5.50%	1%

Class C	None	1%

Class R	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

						Total Annual
						Fund Operating
		Distribution		Total Annual		Expenses After
	Management	and/or Service	Other	Fund Operating	Expense	Expense
Share Class	Fees	(12b-1) Fees	Expenses	Expenses	Reductions(2)	Reductions(2)

Class A	0.90%	0.25%	1.30%	2.45%	(0.95)%	1.50%

Class C	0.90	1.00	1.26	3.16	(0.95)	2.21

Class R	0.90	0.50	1.20	2.60	(0.93)	1.67

(1) For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase. For Class C shares, the CDSC is imposed only on shares redeemed in the first year.

(2) Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by the Manager to waive its management fee and/or reimburse the Fund through March 31, 2014 to the extent that Total Annual Fund Operating Expenses, excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed 1.50% for Class A shares, 2.21% for Class C shares and 1.67% for Class R shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years

Class A	$694	$1,186	$1,703	$3,115	$694	$1,186	$1,703	$3,115

Class C	324	886	1,572	3,401	224	886	1,572	3,401

Class R	170	720	1,297	2,865	170	720	1,297	2,865

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate for the fiscal year ended November 30, 2012 was 92% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies	The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of U.S. companies. The Fund currently defines “U.S. companies” as those companies that (i) are incorporated in the U.S., (ii) derive at least 50% of their revenue or profits from business activities in the U.S. or (iii) maintain at least 50% of their assets in the U.S. The Fund expects to invest typically in companies with a market capitalization similar to the Russell 2000 Growth Index (between $34 million and $6.061 billion as of February 28, 2013). The portfolio managers follow a disciplined, fundamental bottom-up research process focusing on companies undergoing positive fundamental change, with sustainable growth characteristics. The portfolio managers look for what they believe to be the best

Prospectus	135

AllianzGI U.S. Emerging Growth Fund (continued)

risk-reward candidates within the investment universe, defined as equities that are expected to appreciate based on accelerating fundamental performance, rising expectations and related multiple expansion. Company-specific research includes industry and competitive analysis, revenue model analysis, profit analysis and balance sheet assessment. Once the portfolio managers believe that positive fundamental change is occurring and will likely lead to accelerating fundamental performance, they seek evidence that performance will be a longer-term sustainable trend. Lastly, the portfolio managers determine if the investment is timely with regard to relative valuation and price strength, exploiting stocks that are under-priced relative to their potential. The Fund may have a high portfolio turnover rate, which may be up to 200% or more. In addition to common stocks and other equity securities (such as preferred stocks and convertible securities), the Fund may invest in securities issued in initial public offerings (IPOs), and may utilize foreign currency exchange contracts, options, stock index futures contracts, warrants and other derivative instruments. Although the Fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first 3 risks):

Market Risk: The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Issuer Risk: The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Equity Securities Risk: Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Credit and Counterparty Risk: An issuer or counterparty may default on obligations.

Derivatives Risk: Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Focused Investment Risk: Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility.

IPO Risk: Securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility.

Leveraging Risk: Instruments and transactions that constitute leverage magnify gains or losses and increase volatility.

Liquidity Risk: The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Management Risk: The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

Smaller Company Risk: Securities issued by smaller companies may be more volatile and present increased liquidity risk relative to securities issued by larger companies.

Turnover Risk: High levels of portfolio turnover increase transaction costs and taxes and may lower investment performance.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of a broad-based market index and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, returns would be lower than those shown. Class C and Class R performance would be lower than Class A performance because of the lower expenses paid by Class A shares. Performance in the Average Annual Total Returns table reflects the impact of sales charges. For periods prior to the inception date of a share class, performance information shown for such class may be based on the performance of an older class of shares that dates back to the Fund’s inception, as adjusted to reflect certain fees and expenses paid by the

136	Allianz Multi-Strategy Funds

AllianzGI U.S. Emerging Growth Fund (continued)

newer class. Similarly, for periods prior to a reorganization of the Fund, in which a predecessor fund was merged into the Fund, the performance information is based on the performance of the predecessor fund, adjusted to reflect certain fees and expenses paid by the particular share class of the Fund. These adjustments generally result in estimated performance results for the newer class that are higher or lower than the actual results of the predecessor class and/or the predecessor fund, as the case may be, due to differing levels of fees and expenses paid. Details regarding the calculation of the Fund’s class-by-class performance, including a discussion of any performance adjustments, are provided under “Additional Performance Information” in the Fund’s prospectus and SAI. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit us.allianzgi.com for more current performance information.

Calendar Year Total Returns — Class A

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

Highest 04/01/2009–06/30/2009	28.57%

Lowest 10/01/2008–12/31/2008	-28.69%

Average Annual Total Returns (for periods ended 12/31/12)

				Fund Inception
	1 Year	5 Years	10 Years	(10/1/93)

Class A — Before Taxes	3.88%	-0.62%	8.71%	6.21%

Class A — After Taxes on Distributions	3.58%	-0.91%	8.34%	4.54%

Class A — After Taxes on Distributions and Sale of Fund Shares	2.91%	-0.56%	7.71%	4.55%

Class C	8.10%	-0.23%	8.53%	5.73%

Class R	9.71%	0.27%	9.07%	6.26%

Russell 2000 Growth Index	14.59%	3.49%	9.80%	5.84%

Lipper Small-Cap Growth Funds Average	13.09%	2.49%	8.97%	8.11%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for other share classes will vary.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser Allianz Global Investors U.S. LLC (“AllianzGI U.S.”)

Portfolio Managers
K. Matthew Axline, CFA, portfolio manager and director, has managed the Fund since 2010.

Robert S. Marren, portfolio manager and managing director, has managed the Fund since 2007.

John C. McCraw, portfolio manager and managing director, has managed the Fund since 1993.

Stephen Lyford, portfolio manager and director, has managed the Fund since 2013.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s distributor by mail (Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050), as further described in the Fund’s prospectus and SAI. To avoid delays in a purchase or redemption, please call 1-800-988-8380 with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Class A

Prospectus	137

AllianzGI U.S. Emerging Growth Fund (continued)

and Class C shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50. For Class R shares, specified benefit plans may establish various minimum investment and account size requirements; ask your plan administrator for more information.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker- Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

138	Allianz Multi-Strategy Funds

AllianzGI U.S. Equity Hedged Fund

Investment Objective	The Fund seeks capital appreciation, with added emphasis on the protection of capital during unfavorable market conditions.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of eligible funds that are part of the family of mutual funds sponsored by Allianz. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 218 of the Fund’s prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed	Maximum Contingent Deferred Sales Charge (CDSC) (Load)
Share Class	on Purchases (as a percentage of offering price)	(as a percentage of the lower of original purchase price or NAV)(1)

Class A	5.50%	1%

Class C	None	1%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

						Total Annual
						Fund Operating
		Distribution	Estimated	Total Annual		Expenses After
	Management	and/or Service	Other	Fund Operating	Expense	Expense
Share Class	Fees	(12b-1) Fees	Expenses(2)	Expenses	Reductions(3)	Reductions(3)

Class A	0.70%	0.25%	7.28%	8.23%	(6.98)%	1.25%

Class C	0.70	1.00	7.28	8.98	(6.98)	2.00

(1) For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase. For Class C shares, the CDSC is imposed only on shares redeemed in the first year.

(2) Other Expenses are based upon estimated amounts for the Fund’s initial fiscal year ending November 30, 2013 and include organizational expenses.

(3) Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by the Manager to waive, through March 31, 2014, its management fee and/or reimburse the Fund to the extent that Total Annual Fund Operating Expenses, including payment of organizational expenses but excluding interest, taxes, extraordinary expenses, and certain credits and other expenses, exceed 1.25% for Class A and 2.00% for Class C shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expenses limit. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Example: Assuming you redeem your shares at the end of each period		Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	1 Year	3 Years

Class A	$679	$1,699	$679	$1,699

Class C	303	1,429	203	1,429

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies	The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks of U.S. companies. The Fund currently defines “U.S. companies” as those companies that are deemed to be domiciled in the United States for purposes of their geographical eligibility for inclusion in the S&P 500 Index, a broad-based index of U.S. stocks. The Fund expects to invest typically in all 500 stocks included in the S&P 500 Index, and seeks to replicate approximately the relative weighting of those stocks on the S&P 500 Index. To the extent the portfolio managers identify efficiencies in achieving exposure to desired stocks through other instruments, the Fund may complement its direct stock positions with temporary or medium-term investments in stock index futures, exchange traded funds (ETFs) and other derivative instruments.

Under normal market and other conditions, in addition to the stock portfolio described above, the Fund seeks to employ a strategy of investing in exchange-traded options or FLEX options (i.e. listed options that are traded on

Prospectus	139

AllianzGI U.S. Equity Hedged Fund (continued)

an exchange, but with customized strike prices and expiration dates) that, when paired with the equity portfolio, promote the protection of capital during unfavorable market conditions (the “Index Option Strategy”). Under normal market conditions, the option positions will consist of long puts with notional value roughly equal to the full value of the Fund’s stock portfolio, expiring in roughly equal proportions over longer periods (e.g., the next 12 months), and short call positions expiring over a shorter period (e.g. less than 45 days) with notional value roughly equal to the full value of the Fund’s stock portfolio. Additionally, when a new long put position is established in periods of elevated volatility, the portfolio managers may seek to pair it with a short put at a strike price below the coinciding long put. All options are expected to be held to expiration (unless redemptions require earlier close-out), and strike prices are systematically selected.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first 4 risks):

Market Risk: The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Issuer Risk: The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Equity Securities Risk: Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Derivatives Risk: Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Credit and Counterparty Risk: An issuer or counterparty may default on obligations.

Leveraging Risk: Instruments and transactions that constitute leverage magnify gains or losses and increase volatility.

Liquidity Risk: The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Management Risk: The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

Turnover Risk: High levels of portfolio turnover increase transaction costs and taxes and may lower investment performance.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	Performance information for the Fund will be available after the Fund completes a full calendar year of operation.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser Allianz Global Investors U.S. LLC (“AllianzGI U.S.”)

Portfolio Managers
Greg P. Tournant, lead portfolio manager, managing director and CIO US Structured Products, has managed the Fund since 2012.

Stephen G. Bond-Nelson, portfolio manager and director, has managed the Fund since 2012.

Trevor Taylor, portfolio manager and director, has managed the Fund since 2012.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s distributor by mail (Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050), as further described in the Fund’s prospectus and SAI. To avoid delays in a purchase or redemption, please call 1-800-988-8380 with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Class A

140	Allianz Multi-Strategy Funds

AllianzGI U.S. Equity Hedged Fund (continued)

and Class C shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker- Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Prospectus	141

Principal Investments and Strategies of Each Fund

This section, together with the next section entitled “Summary of Principal Risks,” provides more detailed information regarding each Fund’s investment objective, principal investments and strategies and principal risks.

Descriptions of different Funds should be read independently of one another. How or whether a particular Fund utilizes an investment strategy, technique or instrument should not be inferred from how or whether other Funds are described as utilizing the same investment strategy, technique or instrument in their descriptions. Some Funds are subject to capitalization criteria and percentage investment limitations, as noted in their Fund Summaries above and in the descriptions below. See “Characteristics and Risks of Securities and Investment Techniques—Capitalization Criteria, Percentage Investment Limitations and Alternative Means of Gaining Exposure” for more information about these limitations.

It is possible to lose money on an investment in the Funds. The fact that a Fund may have had good performance in the past is no assurance that the value of the Fund’s investments will not decline in the future or appreciate at a slower rate.

142	Allianz Multi-Strategy Funds

AllianzGI Behavioral Advantage Large Cap Fund

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation Fund Category Blend stocks	Fund Focus Large capitalization U.S. common stocks	Approximate Primary Capitalization Range Large-Capitalization (in the top 1,000 U.S. stocks based on market capitalization) Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus borrowings for investment purposes) in common stocks of large capitalization companies based in the U.S. For purposes of this policy, the Fund currently considers a company to be a large capitalization U.S.-based company if it is in the top 1,000 largest U.S.-based companies ranked by market capitalization (i.e., market capitalization of between $1.86 billion and $414.46 billion as of February 28, 2013). As of February 28, 2013, the top 1,000 largest U.S.-based companies had a weighted average market capitalization of $91.51 billion and a median market capitalization of $5.28 billion. As the portfolio managers’ initial investment universe generally consists of stocks of the top 1,500 companies ranked by market capitalization based in the U.S., a portion (though typically less than 20%) of the Fund’s assets will be invested in companies ranked between the 1,001st and the 1,500th largest by market capitalization (i.e., between $810 million and $1.86 billion as of February 28, 2013). The Fund considers a company to be based in the U.S. if it is publicly traded in the U.S. and it satisfies one additional criteria: it is incorporated in the U.S., it is headquartered in the U.S., its reported assets are primarily located in the U.S., or it derives the majority of its revenue from the U.S.

The Fund seeks to achieve its investment objective by building a diversified portfolio of large capitalization U.S. stocks in a disciplined process that applies Fuller & Thaler’s proprietary research into stock market movements and behavioral finance. This proprietary research seeks to assess the extent to which investors may be over- or under-reacting to information that is, or is perceived as, important to the market price of publicly traded stocks. The portfolio managers seek to exploit behavioral biases on the part of investors that may cause the market to under-react to new, positive information concerning a company or, conversely, to over-react to negative information. The portfolio managers believe that mispricing opportunities exist due to persistent behavioral biases that exist in the way investors form expectations about the future outlook for individual stocks.

The portfolio managers apply a three-step, bottom-up investment process. First, the portfolio managers typically begin with a universe of the largest approximately 1,500 stocks of companies based in the U.S., and weight the universe based on selected accounting and other measures which are generally applied on a consistent non-discretionary basis across all of the stocks. The portfolio managers then adjust the initial fundamental weightings of the full universe of stocks based on evidence that suggests which stocks are likely to be mispriced due to over- or under-reaction by investors to information that is, or is perceived as, important to the market price. The portfolio managers apply proprietary mathematical techniques to estimate the degree to which individual stocks may be mispriced due to investor behavioral biases, and assign ‘behavioral” adjustments to the weighting of those stocks. Finally, the portfolio managers select approximately 400-500 stocks with the highest adjusted weightings and review the portfolio’s characteristics relative to its benchmark, which is currently the S&P 500 Index. Thus the portfolio managers’ strategy begins with accounting and other measures and then overlays with behavioral weighting adjustments.

The portfolio managers expect to rebalance the Fund’s portfolio periodically, up to several times each year. The Fund may sell individual holdings, outside of periodic rebalancing of the portfolio, if cash is required to meet shareholder redemptions or if significant news is announced that causes the portfolio managers to change materially their view of the relative attractiveness of a holding. The portfolio managers may buy additional shares of existing positions or may add a new position in response to increases in the percentage cash position of the portfolio. The Fund may also invest a portion of its assets in real estate investment trusts (REITs).

The Fund may utilize stock index futures contracts, warrants and other derivative instruments. Although the Fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time. The Fund may also invest in exchange traded funds (ETFs). In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in cash and cash equivalents. The Fund may be less likely to achieve its investment objective when it does so.

Effective January 28, 2013, the Fund changed its name from “Allianz F&T Behavioral Advantage Large Cap Fund” to AllianzGI Behavioral Advantage Large Cap Fund.”

Prospectus	143

AllianzGI Behavioral Advantage Large Cap Fund (continued)

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first three risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Credit and Counterparty Risk	• Derivatives Risk • Focused Investment Risk • Leveraging Risk • Liquidity Risk	• Management Risk • REIT and Real Estate-Related Investment Risk • Turnover Risk

Please see “Summary of Principal Risks” following this section for a description of these and other risks of investing in the Fund.

144	Allianz Multi-Strategy Funds

AllianzGI China Equity Fund

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation Fund Category International Stocks	Fund Focus Equity securities of Chinese companies	Approximate Primary Capitalization Range All capitalizations Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of Chinese companies. The portfolio managers consider “Chinese companies” as those companies that (i) are incorporated in Mainland China, (ii) derive at least 50% of their revenue or profits from business activities in Mainland China, or (iii) maintain at least 50% of their assets in Mainland China. Under normal circumstances, the Fund will invest primarily in Chinese companies that are incorporated in Mainland China and listed on the Hong Kong Stock Exchange (commonly referred to as “H-shares”) or those that are incorporated internationally and listed on the Hong Kong Stock Exchange (commonly referred to as “Red-chips”). Under normal circumstances, no more than 20% of the Fund’s assets will ordinarily be invested in Chinese companies listed on the Shanghai and Shenzhen Stock Exchanges as A-shares (which are denominated in Renminbi, Mainland China’s currency) or B-shares (which are denominated in the United States dollar and Hong Kong dollar). The Fund may invest in securities of companies with any size market capitalization, including small- and medium-capitalization companies. The Fund may also invest its assets in securities issued in initial public offerings (IPOs).

In selecting investments for the Fund, the portfolio managers use a disciplined, bottom-up security selection methodology in an attempt to enhance returns for the portfolio. The objective is to identify investment opportunities among large, medium and small capitalization companies that have attractive risk-return profiles based on fundamental analysis and, when necessary, supported by Grassrootssm Research, as described below. The portfolio managers focus on growth securities that they believe are trading at reasonable valuations, securities with positive transformations (e.g., re-ratings, or earning surprises) and securities that they believe have turn-around potential. Other characteristics that may be considered during the security selection process include an issuer’s: growing consumer affluence and brand-building; growing cross-straits ties between the People’s Republic of China and Taiwan; potential as beneficiary of Government fiscal stimuli; and rising potential as an industry leader with international competitiveness. The portfolio managers sell securities as they deem appropriate in accordance with sound investment practices and the Fund’s investment objectives and as necessary for redemption purposes.

In selecting investments, the portfolio managers may seek the input of a global research platform, regional portfolio managers and single country managers. In addition to traditional research activities, the portfolio managers use Grassrootssm Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a “second look” at potential investments and checks marketplace assumptions about market demand for particular products and services.

The Fund is “non-diversified,” which means that it may invest a significant portion of its assets in a relatively small number of issuers, which may increase risk.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. Although the Fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Effective January 28, 2013, the Fund changed its name from “Allianz RCM China Equity Fund” to “AllianzGI China Equity Fund.”

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first seven risks):

• Market Risk • Issuer Risk • Equity Securities Risk • China-Related Risk • Non-U.S. Investment Risk • Focused Investment Risk	• Emerging Markets Risk • Credit and Counterparty Risk • Currency Risk • Derivatives Risk • IPO Risk	• Leveraging Risk • Liquidity Risk • Management Risk • Smaller Company Risk • Turnover Risk

Prospectus	145

AllianzGI China Equity Fund (continued)

Please see “Summary of Principal Risks” following this section for a description of these and other risks of investing in the Fund.

146	Allianz Multi-Strategy Funds

AllianzGI Convertible Fund

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consisting of capital appreciation and current income Fund Category Convertible Securities	Fund Focus Convertible securities	Approximate Primary Capitalization Range All capitalizations Dividend Frequency Quarterly

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in convertible securities, which include, but are not limited to, corporate bonds, debentures, notes or preferred stocks and their hybrids that can be converted into (exchanged for) equity securities or other securities, such as warrants or options, which provide an opportunity for equity participation. The Fund may invest in securities of any market capitalization or credit quality, and may from time to time invest a significant amount of its assets in securities of smaller companies. The Fund may also invest up to 20% of its net assets in nonconvertible debt securities rated below investment grade (rated Ba or below by Moody’s, or BB or below by S&P or Fitch, or if unrated, determined by the Sub-Adviser to be of comparable quality). The Fund may also invest in securities issued by the U.S. government and its agencies and instrumentalities.

The portfolio managers follow a disciplined, fundamental bottom-up research process, which facilitates the early identification of convertible securities issuers demonstrating the ability to improve their fundamental characteristics. The portfolio managers select issuers that exceed minimum fundamental metrics and exhibit the highest visibility of future expected operating performance. The fundamental research process generally includes: a breakdown of a company and its growth by division and region, including revenue model analysis; profit margin analysis; analysis of experience and quality of its management; industry dynamics and competitive analysis; distribution channel and supply chain analysis; and macroeconomic climate analysis. The portfolio managers may consider selling a particular security when the portfolio managers perceive a change in company fundamentals, a decline in relative attractiveness to other issues, and/or a decline in industry fundamentals, or if any of the original reasons for purchase materially changes.

The portfolio managers evaluate each security’s investment characteristics as a fixed income instrument as well as its potential for capital appreciation. The portfolio managers seek to capture approximately 60-80% of the upside performance of the underlying equities with 50% or less of the downside exposure.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts, warrants and other derivative instruments. Although the Fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Effective January 28, 2013, the Fund changed its name from “Allianz AGIC Convertible Fund” to “AllianzGI Convertible Fund.”

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first nine risks):

• Market Risk • Issuer Risk • Convertible Securities Risk • Interest Rate Risk • Credit and Counterparty Risk	• Call Risk • Equity Securities Risk • High Yield Risk • Liquidity Risk • Derivatives Risk	• Focused Investment Risk • Leveraging Risk • Management Risk • Smaller Company Risk • Turnover Risk

Please see “Summary of Principal Risks” following this section for a description of these and other risks of investing in the Fund.

Prospectus	147

AllianzGI Disciplined Equity Fund

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation Fund Category Blend Stocks	Fund Focus Equity securities of U.S. companies	Approximate Primary Capitalization Range Greater than $1.5 billion Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities and equity-related instruments. The Fund will invest primarily in U.S. companies with market capitalizations of at least $1.5 billion. The Fund may also invest up to 20% of its assets in non-U.S. securities (but no more than 10% in companies located in any one non-U.S. country or 10% in emerging market securities). The Fund may invest in initial public offerings (IPOs).

In analyzing specific companies for possible investment, the portfolio manager ordinarily looks for several of the following characteristics: strong potential for capital appreciation; substantial capacity for growth in revenue, cash flow and/or earnings through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services and/or a steady stream of new products and services. Investments are not restricted to companies with a record of dividend payments. Although the Fund is diversified, it may hold a relatively small number of securities at any given time. The portfolio manager sells securities as he deems appropriate in accordance with sound investment practices and the Fund’s investment objective and as necessary for redemption purposes.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. Although the Fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Effective January 28, 2013, the Fund changed its name from “Allianz RCM Disciplined Equity Fund” to “AllianzGI Disciplined Equity Fund.”

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first three risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Credit and Counterparty Risk • Currency Risk	• Derivatives Risk • Emerging Markets Risk • Focused Investment Risk • IPO Risk • Leveraging Risk	• Liquidity Risk • Management Risk • Non-U.S. Investment Risk • Smaller Company Risk • Turnover Risk

Please see “Summary of Principal Risks” following this section for a description of these and other risks of investing in the Fund.

148	Allianz Multi-Strategy Funds

AllianzGI Dynamic Emerging Multi-Asset Fund

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation Fund Category Multi-Asset	Fund Focus Exposure to a combination of emerging markets equity securities, emerging markets fixed-income securities, commodities	Approximate Primary Capitalization Range All capitalizations Dividend Frequency At least annually

The Fund seeks to achieve its objective by applying a disciplined and tactical investment process across a range of asset classes that the portfolio managers believe exhibit strong growth characteristics. The Fund normally invests at least 80% of its net assets (plus borrowings made for investment purposes) in securities and instruments that are tied economically to emerging markets countries. The Fund currently defines emerging markets countries as countries with securities markets which are, in the opinion of the portfolio managers, less sophisticated than more developed markets in terms of participation by investors, analyst coverage, liquidity and/or regulation. Such countries typically have economies undergoing rapid growth driven by industrialization, rising exports, and increased business activity. Emerging market securities may include those listed in standard indices (e.g., in the MSCI Emerging Markets Index, the JP Morgan EMBI+ Index, and the MSCI Frontier Market Index) as well as securities not represented in these indices, if they are domiciled or issued in emerging markets, including “frontier markets” (i.e., markets that have lower market capitalization and liquidity than the more developed emerging markets), or if they generate a majority of their earnings in these markets.

The portfolio managers target a mix of asset classes and select individual investments that they believe offer efficient exposure to each such asset class. The Fund achieves its exposure to specific asset classes through investments in certain acquired funds (as described below) and/or through direct investments in instruments such as equity securities, fixed income securities, or related derivatives on such equity or fixed income securities. The Fund, at inception and as long as it remains small, will gain exposure to the desired asset classes primarily through acquired funds and/or via derivatives. As the Fund grows in size, it will seek to achieve economies of scale by investing directly in individual securities and other instruments.

The first step of the investment process is to determine the asset classes best positioned to take advantage of growth trends in emerging markets, such as emerging market equities, emerging market fixed income and commodities. The portfolio managers believe building a diversified portfolio with multiple asset classes that have different risk and return profiles can help the Fund to realize its objective. In the second step of the process, the portfolio managers analyze market cycles, economic cycles, and valuations, of each asset class and their components to develop a tactical asset view across asset classes, which may ultimately lead to dynamic shifts in the Fund’s exposures to individual holdings and asset classes. The portfolio managers employ a risk management strategy which may cause them to adjust this allocation in an effort to mitigate certain downside risks such as severe downward price movements or other market stresses.

Having arrived at a final asset allocation across asset classes, the Fund’s portfolio managers conduct an active selection process for acquired funds and/or direct investments to gain the intended exposure to the relevant asset classes. The managers have the flexibility to select either (i) “passive” instruments that are chosen for their ability to track a particular asset class in what the portfolio managers believe to be the most effective and cost-efficient manner, (ii) “active” funds that may not track the asset class as tightly but provide the potential to generate return via active security selection (by the managers of such funds) within an asset class, or (iii) direct investments by the Fund in individual securities and other instruments to generate return via active selection within an asset class. The Fund may exit a position if the portfolio managers locate another instrument that offers a more attractive exposure to an asset class or when there is a change in the Fund’s target asset allocation.

As an integral part of its asset allocation process, the Fund employs a risk management strategy. One of the components of the risk management strategy considers tail risk, or the risk that the Fund will not meet its objectives because of an outsized loss in the asset classes represented in its portfolio. Factors included in the tail risk measurement analysis include, but are not limited to, the declines suffered by the Fund and the asset classes represented in the Fund in recent months, how frequently such losses have occurred and the relationship in the price movements between the emerging market asset classes. The risk management strategy takes into account the Fund’s risk profile in connection with its exposure to each asset class and may cause the Fund to reduce its exposure to one or more of these asset classes and to raise holdings in cash and cash equivalents as a defensive position in times of significant market stress. Although the portfolio managers believe this strategy will help them achieve their long-term objective of capital appreciation, over shorter periods the Fund may not achieve its investment objectives when holding such defensive investments.

As a consequence of the portfolio managers’ tactical adjustments and risk management processes, the Fund may have a high portfolio turnover rate, which may be in excess of 100%.

Prospectus	149

AllianzGI Dynamic Emerging Multi-Asset Fund (continued)

Under normal conditions, the Fund will principally gain exposure to emerging market equity securities through acquired funds and/or direct investments in equity securities (or derivatives on such securities, including futures). Under normal conditions, the Fund will principally gain exposure to emerging market fixed-income securities through swaps and acquired funds. The Fund may also gain exposure to emerging market fixed income investments through direct investments in fixed income securities (or derivatives on such securities, including futures). Under normal conditions, the Fund will principally gain exposure to commodities through acquired funds.

The Fund may invest using a “fund of funds” structure, which is a term used to describe mutual funds that pursue their investment objective by investing largely or entirely in other funds. To the extent that the Fund utilizes a “fund of funds” structure, it may invest in certain acquired funds (which may include certain affiliated mutual funds and exchange-traded funds (“ETFs”) sponsored by Allianz and Pacific Investment Management Company LLC (“PIMCO”) (the “Underlying Funds”) and ETFs, mutual funds and pooled vehicles other than the Underlying Funds (together, “Other Acquired Funds”)). The Fund may invest up to 10% of its assets in unaffiliated investment companies (including ETFs).

The Fund may invest in issuers of any capitalization and may participate in initial public offerings (“IPOs”). The Fund may invest significantly in short-term bonds and cash and other investments that provide emerging markets exposure such as local emerging market bonds and emerging market currencies (or derivatives on such currencies). The Fund may invest in fixed income securities of any duration as well as high yield or junk bonds. In order to gain exposure to desired asset classes or securities, or for hedging or other investment purposes, the Fund may also utilize options, stock index futures contracts, warrants and other derivative instruments.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first three risks):

• Allocation Risk • Emerging Markets Risk • Management Risk • Commodity Risk • Credit and Counterparty Risk	• Currency Risk • Derivatives Risk • Equity Securities Risk • Fixed Income Risk • High Yield Risk • Interest Rate Risk	• IPO Risk • Issuer Risk • Market Risk • Non-U.S. Investment Risk • Smaller Company Risk • Turnover Risk • Underlying Fund and Other Acquired Fund Risks

Please see “Summary of Principal Risks” following this section for a description of these and other risks of investing in the Fund.

150	Allianz Multi-Strategy Funds

AllianzGI Global Fundamental Strategy Fund

Principal Investments and Strategies	Investment Objective
Seeks to generate positive real absolute returns through a complete market cycle (rolling 3-year period) by investing in a broad range of global asset classes

Fund Category
Multi-Asset	Fund Focus Global Equities, Global Fixed Income Securities and Derivatives on Equity and Fixed Income Securities	Approximate Primary Capitalization Range All capitalizations Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing in a broad range of U.S. and non-U.S. securities with a focus on equities, fixed income securities and related derivative instruments. The Fund will, under normal circumstances, invest at least 40% of its total assets in non-U.S. securities, including emerging markets securities, and will allocate its investments among securities that are economically tied to issuers in at least three countries (one of which may be the United States). The Fund may gain such exposure to non-U.S. securities either directly or through indirect means (as discussed generally in “Characteristics and Risks of Securities and Investment Techniques—Capitalization Criteria, Percentage Investment Limitations and Alternative Means of Gaining Exposure”), provided that the Fund will generally not consider currency related instruments to provide such exposure. The Fund may have exposure to issuers in a broad range of market capitalizations, geographies and industries, as well as to fixed income and convertible instruments with a broad range of credit quality ratings and durations. It is expected that the Fund’s debt and convertible securities may include significant exposure to securities rated below investment grade or unrated securities deemed to be of equivalent quality by the portfolio managers (sometimes referred to as “high yield securities” or “junk bonds”). The Fund invests across the entire range of maturities of high yield securities. In order to gain exposure to desired asset classes or securities, or for hedging or other investment purposes, the Fund expects to utilize derivative instruments, such as foreign currency exchange contracts, options, stock index futures contracts, warrants, forwards, futures contracts and swap agreements.

The Fund may gain exposure to commodities through investments in acquired funds and or derivatives that reference individual commodities or commodity indices. In particular, the Fund expects to invest in swaps, futures, options on futures and/or options on commodities in order to gain commodities exposure. The Fund’s intention to qualify as a regulated investment company for U.S. federal income tax purposes may limit the manner in or extent to which the Fund gains such exposure.

The Fund may, at any time, invest in certain acquired funds (which may include certain affiliated mutual funds and ETFs sponsored by Allianz and Pacific Investment Management Company LLC (“PIMCO”) (the “Underlying Funds”) and ETFs, mutual funds and pooled investment vehicles other than the Underlying Funds (“Other Acquired Funds”). The Fund may invest up to 10% of its net assets in unaffiliated hedge funds, funds of hedge funds and acquired funds that are Undertakings for Collective Investment in Transferable Securities (“UCITS”). A portion of the Fund’s positions in acquired funds (but no more than 15% of the Fund’s net assets when taken together with any other illiquid assets held by the Fund) is expected to be illiquid (i.e., securities that the Fund would not be able to sell or dispose of in the ordinary course of business within seven calendar days).

The allocation of the Fund’s investments across asset classes will vary from time to time, based upon the portfolio managers’ consideration of factors, including but not limited to, changes in equity prices, changes in interest rates and other economic and market factors. One or more asset classes may be more heavily weighted than others in the Fund’s portfolio at any time and from time to time, and sometimes to a substantial extent.

The investment decisions of the portfolio managers are based on a fundamental management approach. The portfolio generally consists of a core portion and an opportunistic portion which are managed as part of a single portfolio or strategy. The portion of the Fund’s assets that comprise the core portion serves as a foundation for the overall portfolio, as it seeks to generate stable returns over the market cycle as the portfolio managers buy investments that they expect to deliver what the portfolio managers consider attractive, stable returns (e.g., dividend paying stocks or fixed income instruments providing current income, which are trading at attractive valuations) and is generally expected to exhibit a lower turnover rate.

The opportunistic portion is designed to capture shorter term investment opportunities and could be considered as riskier relative to the core portion of the Fund. Typically, the opportunistic portion will target investments that can provide capital gains over a relatively short time horizon, and is expected exhibit higher turnover than the core portion.

The portfolio managers regularly monitor the risk and return profile of both the core and opportunistic portions of the portfolio. While the team generally has a longer time horizon for holdings in the core portion of

Prospectus	151

AllianzGI Global Fundamental Strategy Fund (continued)

the portfolio, the team will review a holding for sale if the underlying issuer’s fundamental characteristics no longer meet the investment team’s criteria. For holdings in the opportunistic portion of the portfolio, the team evaluates holdings for potential changes in their fundamental position and also monitors price movement relative to the applicable price target. Holdings at or near their price target would generally be liquidated in order to make room for new opportunistic investment ideas.

The allocation of the Fund’s capital between the core and opportunistic components will vary, reflecting market circumstances and the manager’s ability to locate suitable investments for the two components. Such allocations may not be equal and an allocation to one component may be significantly larger than an allocation to the other component.

The opportunistic portion of the portfolio may include short positions in individual securities or options. The Fund at inception may gain short exposure through the use of derivatives. As the Fund grows in size, it may seek to gain short exposure through transactions in which the Fund sells a security or other instrument (such as an option forward, futures or other derivative contract) that it does not own. The Fund will typically take such short positions where it does not own the security sold short or have the immediate right to acquire the security at no cost (i.e., the Fund will not typically sell short “against the box”). The Fund may incur certain expenses with respect to securities sold short, including short sale fees and substitute dividend expense. The level of these expenses will vary based on, among other factors, the extent of the Fund’s short positions, the dividends paid with respect to securities sold short, and the timing of the Fund’s short sale transactions, each of which will vary over time and from time to time. Short sale fees are amounts paid to borrow securities from the lender’s inventory. Substitute dividend expense on securities sold short refers to paying the value of dividends to the securities’ lenders.

The Fund may invest in issuers of any capitalization and may participate in initial public offerings (“IPOs”). The Fund may invest significantly in short-term inflation-linked bonds, emerging markets equities, and U.S. government bonds. The Fund may also invest a portion of its assets in real estate investment trusts (REITs). In response to adverse market, economic, political or other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in cash and cash equivalents. The Fund may be less likely to achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first eight risks):

• Allocation Risk • Derivatives Risk • Issuer Risk • Management Risk • Non-U.S. Investment Risk • Commodity Risk • Market Risk • Emerging Markets Risk	• Credit and Counterparty Risk • Currency Risk • Equity Securities Risk • Fixed Income Risk • Index Risk • Interest Rate Risk • IPO Risk • High Yield Risk	• Leveraging Risk • Liquidity Risk • REIT and Real Estate-Related Investment Risk • Short Selling Risk • Smaller Company Risk • Tax Risk • Turnover Risk • Underlying Fund and Other Acquired Fund Risks

Please see “Summary of Principal Risks” following this section for a description of these and other risks of investing in the Fund.

152	Allianz Multi-Strategy Funds

AllianzGI Global Managed Volatility Fund

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation Fund Category Blend Stocks	Fund Focus Global All Cap Equity Securities	Approximate Primary Capitalization Range Same as the MSCI World Index Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by creating a portfolio of global equities that manages overall portfolio volatility. The Fund normally invests primarily in equity securities of companies located both in the U.S. and outside of the U.S., and will not invest the greater of: (i) 50% of its net assets, or (ii) a portion of its net assets equal to 5% more than the applicable country’s weight in the MSCI World Index, in companies within any single country (including the U.S.). As of December 31, 2012, the capitalization weighting of the U.S. in the MSCI World Index was approximately 52.3%. The Fund may invest in issuers of any size market capitalization, including smaller capitalization companies. The Fund may also invest in initial public offerings (IPOs). The Fund will normally focus its investments in developed countries, but reserves the flexibility to invest in emerging market securities as well.

The portfolio managers use a dynamic quantitative process combined with a fundamentals-based, actively managed security selection process to make individual security and sector selection decisions. Under the Sub-Adviser’s managed volatility strategy, the portfolio managers seek to emphasize stocks that exhibit a lower sensitivity to broader market movements (or “beta”), as they believe that stocks with higher betas are not rewarded with commensurately higher returns by the market. The portfolio construction process is iterative in nature. Initially, the portfolio managers build a fully invested and diversified portfolio subject to country, sector, capitalization and security constraints with a goal of minimizing total volatility as measured by the standard deviation of returns (a measure of risk) with a preference for investments with risk profiles that are generally lower than in the market. The team then overlays a proprietary stock selection model and seeks to build a final portfolio of stocks that considers the trade off between volatility and sources of relative outperformance (or “alpha”). The portfolio managers consider whether to sell a particular security when any of the above factors materially changes, or when a more attractive investment candidate is available.

The Fund may have a high portfolio turnover rate, which may be in excess of 100%.

In addition to equity securities (such as preferred stocks, convertible securities and warrants) and equity-related instruments, the Fund may invest in securities issued in initial public offerings (IPOs), and utilize foreign currency exchange contracts, options, stock index futures contracts, warrants and other derivative instruments. Although the Fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Effective January 28, 2013, the Fund changed its name from “Allianz AGIC Global Managed Volatility Fund” to “AllianzGI Global Managed Volatility Fund.”

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first three risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Credit and Counterparty Risk • Currency Risk • Derivatives Risk	• Emerging Markets Risk • Focused Investment Risk • IPO Risk • Leveraging Risk • Liquidity Risk	• Management Risk • Non-U.S. Investment Risk • Smaller Company Risk • Turnover Risk

Please see “Summary of Principal Risks” following this section for a description of these and other risks of investing in the Fund.

Prospectus	153

AllianzGI Global Water Fund

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation Fund Category Sector-Related Stocks	Fund Focus Equity securities of water-related companies worldwide	Approximate Primary Capitalization Range All capitalizations Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks and other equity securities of companies that are represented in one or more of the S&P Global Water Index, the Palisades Water or Global Water Indices or the Janney Water Index (Composite), or that are substantially engaged in water-related activities. For purposes of the 80% test, the portfolio managers consider a company to be “substantially engaged” in water-related activities if it derives at least 50% of its revenues or profits from, or devotes at least 50% of its assets to, such activities. The portfolio managers consider “water-related activities” as those commercial activities that relate to the quality or availability of or demand for potable and non-potable water and include but are not necessarily limited to the following: water production, storage, transport and distribution; water supply-enhancing or water demand-reducing technologies and materials; water planning, control and research; water conditioning, such as filtering, desalination, disinfection and purification; sewage and liquid waste treatment; and water delivery-related equipment and technology, consulting or engineering services relating to any of the above-mentioned activities. See “Summary of Principal Risks—Water-Related Risk” in this Prospectus. The Fund’s portfolio managers are not constrained by capitalization limitations. The Fund invests, under normal circumstances, at least 40% of its total assets in non-U.S. securities, and allocates its investments among securities of issuers located in at least eight different countries (which may include the United States). The Fund may invest in emerging market securities. The Fund may also purchase securities in initial public offerings (IPOs).

In making investment decisions for the Fund, the portfolio managers select investments on a bottom-up basis irrespective of market capitalization, geography, industry/sector or growth- or value-orientation. In selecting investments for the Fund, the portfolio managers ordinarily look for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services and/or a steady stream of new products and services. Investments are not restricted to companies with a record of dividend payments. In analyzing specific companies for possible investment, the portfolio managers may also consider the anticipated economic growth rate, political outlook, inflation rate, currency outlook and interest rate environment for the country and the region in which the company is located. The portfolio managers sell securities as they deem appropriate in accordance with sound investment practices and the Fund’s investment objective and as necessary for redemption purposes.

In selecting investments, the portfolio managers may seek the input of a global research platform, regional portfolio managers and single country managers. In addition to traditional research activities, the portfolio managers use Grassrootssm Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a “second look” at potential investments and checks marketplace assumptions about market demand for particular products and services.

The Fund is “non-diversified,” which means that it may invest a significant portion of its assets in a relatively small number of issuers, which may increase risk.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. Although the Fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Effective January 28, 2013, the Fund changed its name from “Allianz RCM Global Water Fund” to “AllianzGI Global Water Fund.”

154	Allianz Multi-Strategy Funds

AllianzGI Global Water Fund (continued)

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Water-Related Risk • Focused Investment Risk • Non-U.S. Investment Risk	• Credit and Counterparty Risk • Currency Risk • Derivatives Risk • Emerging Markets Risk • IPO Risk • Leveraging Risk	• Liquidity Risk • Management Risk • Smaller Company Risk • Turnover Risk

Please see “Summary of Principal Risks” following this section for a description of these and other risks of investing in the Fund.

Prospectus	155

AllianzGI High Yield Bond Fund

Principal Investments and Strategies	Investment Objective Seeks a high level of current income and capital growth Fund Category Fixed Income Securities	Fund Focus Higher yielding fixed income securities	Credit Quality Minimum 80% of assets below rated Ba/BB or below Dividend Frequency Monthly

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in high yield securities (“junk bonds”), which are fixed income securities rated below investment grade (rated Ba or below by Moody’s, or BB or below by S&P or Fitch, or if unrated, determined by the Sub-Adviser to be of comparable quality). The Fund’s fixed income securities may be fixed-, variable- or floating-rate. The Fund invests across the entire range of maturities of high yield securities.

The portfolio managers follow a disciplined, fundamental bottom-up research process, which facilitates the early identification of high yield issuers demonstrating their ability to improve their fundamental characteristics. The portfolio managers select issuers that exceed minimum credit statistics and exhibit the highest visibility of future expected operating performance. The portfolio managers look for the following in high yield investment candidates: ability to exceed market expectations of operating earnings; the potential for bond rating upgrades; debt reduction capabilities; the ability to secure other sources of capital; and the potential to be recognized as an acquisition candidate. The fundamental research process generally includes: breakdown of a company and its growth by division and region, including revenue model analysis; profit margin analysis; experience and quality of its management; industry dynamics and competitive analysis; distribution channel and supply chain analysis; and macroeconomic climate. The portfolio managers may consider selling a particular security when the portfolio managers perceive a change in credit fundamentals, a decline in relative attractiveness to other issues, and/or a decline in industry fundamentals, or if any of the original reasons for purchase materially changes.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts, warrants and other derivative instruments. Although the Fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Effective January 28, 2013, the Fund changed its name from “Allianz AGIC High Yield Bond Fund” to “AllianzGI High Yield Bond Fund.”

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

• Market Risk • Issuer Risk • Interest Rate Risk • High Yield Risk	• Credit and Counterparty Risk • Liquidity Risk • Derivatives Risk • Focused Investment Risk	• Leveraging Risk • Management Risk • Smaller Company Risk • Turnover Risk

Please see “Summary of Principal Risks” following this section for a description of these and other risks of investing in the Fund.

156	Allianz Multi-Strategy Funds

AllianzGI International Small-Cap Fund

Principal Investments and Strategies	Investment Objective Seeks maximum long-term capital appreciation Fund Category International Growth Stocks	Fund Focus Equity securities of smaller non-U.S. companies	Approximate Primary Capitalization Range Less than $5 billion Dividend Frequency At least annually

The Fund seeks to achieve its objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in companies with smaller market capitalizations. The Fund currently considers smaller market capitalization companies to be companies with market capitalizations of below $5 billion. The Fund normally allocates its investments among securities of issuers located in at least eight different countries (one of which may be the United States). The Fund may invest up to 30% of its assets in emerging market securities (but no more than 10% in any one emerging market country). The Fund may invest in initial public offerings (IPOs).

Regional portfolio managers in Europe and Asia collaborate to produce a portfolio that is believed likely to have the best investment opportunities from each of those regions. In making investment decisions for the Fund, the portfolio managers develop forecasts of economic growth, inflation and interest rates that are used to help identify regions and countries that are likely to offer the best investment opportunities. The portfolio managers may consider the anticipated economic growth rate, political outlook, inflation rate, currency outlook and interest rate environment for the country and the region in which a company is located. In addition, the portfolio managers ordinarily look for the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services or a steady stream of new products and services. Investments are not restricted to companies with a record of dividend payments. The portfolio managers sell securities as they deem appropriate in accordance with sound investment practices and the fund’s investment objectives and as necessary for redemption purposes.

In addition to traditional research activities, the portfolio managers use Grassrootssm Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a “second look” at potential investments and checks marketplace assumptions about market demand for particular products and services.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts, warrants and other derivative instruments. Although the Fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Effective January 28, 2013, the Fund changed its name from “Allianz RCM International Small-Cap Fund” to “AllianzGI International Small-Cap Fund.”

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Non-U.S. Investment Risk • Emerging Markets Risk	• Smaller Company Risk • Credit and Counterparty Risk • Currency Risk • Derivatives Risk • Focused Investment Risk	• IPO Risk • Leveraging Risk • Liquidity Risk • Management Risk • Turnover Risk

Please see “Summary of Principal Risks” following this section for a description of these and other risks of investing in the Fund.

Prospectus	157

AllianzGI Micro Cap Fund

Principal Investments and Strategies	Investment Objective Seeks maximum long-term capital appreciation Fund Category Growth Stocks	Fund Focus Micro-capitalization common stocks	Approximate Primary Capitalization Range Similar to Russell Microcap Growth Index Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of micro-cap companies. The Fund currently defines micro-cap companies as those with market capitalizations comparable to companies included in the Russell Microcap Growth Index (between $6 million and $1.865 billion as of February 28, 2013). The Fund may invest in initial public offerings (IPOs).

The portfolio managers follow a disciplined, fundamental bottom-up research process focusing on companies undergoing positive fundamental change, with sustainable growth characteristics. The portfolio managers look for what they believe to be the best risk-reward candidates within the investment universe, defined as equities that are expected to appreciate based on accelerating fundamental performance, rising expectations and related multiple expansion. Company specific research includes industry and competitive analysis, revenue model analysis, profit analysis and balance sheet assessment. Once the portfolio managers believe that positive fundamental change is occurring and will likely lead to accelerating fundamental performance, they seek evidence that performance will not be short-lived but rather a longer-term sustainable trend. Lastly, the portfolio managers determine if the investment is timely with regard to relative valuation and price strength, exploiting stocks that are under-priced relative to their potential. The portfolio managers may consider selling a particular security if any of the original reasons for purchase materially changes or a more attractive total return candidate is identified. The Fund may have a high portfolio turnover rate, which may be up to 200% or more.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts, warrants and other derivative instruments. Although the Fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Effective January 28, 2013, the Fund changed its name from “Allianz AGIC Micro Cap Fund” to “AllianzGI Micro Cap Fund.”

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first four risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Smaller Company Risk	• Credit and Counterparty Risk • Derivatives Risk • Focused Investment Risk • IPO Risk	• Leveraging Risk • Liquidity Risk • Management Risk • Turnover Risk

Please see “Summary of Principal Risks” following this section for a description of these and other risks of investing in the Fund.

158	Allianz Multi-Strategy Funds

AllianzGI Multi-Asset Real Return Fund

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation emphasizing inflation-adjusted returns Fund Category Multi-Asset	Fund Focus Exposure to a combination of commodities, REITS, global resource equities, TIPs	Approximate Primary Capitalization Range All Capitalizations Dividend Frequency Annually

The Fund’s objective is long-term capital appreciation emphasizing inflation-adjusted returns. In seeking to achieve this objective, the Fund focuses on asset classes that are highly correlated to inflation. The portfolio managers believe that the following selected asset classes can provide attractive returns in inflationary environments.

• Commodities investments can track inflation because commodity prices drive input costs, which in turn influence Consumer Price Index (CPI) changes.

    •   Real Estate-related investments, such as securities of real estate-related companies, real estate investment trusts (REITs), real estate operating companies (REOCs) and related instruments and derivatives, can provide a link to inflation (e.g., if property owners are able to raise rents to offset rising input costs.)

    •   Global resource equities are linked to inflation because resource-related businesses typically provide productivity-enhancing inputs and generally are able to benefit from rising raw material prices and by including any cost increases associated with inflation to the final costs charged to customers.

    •   Treasury Inflation Protected Securities (TIPS) are debt securities with notional amounts that are directly linked to the development of CPI measures. As such, TIPS can be used directly to hedge against inflation.

The portfolio managers believe that they can enhance the Fund’s ability to meet its objective by building a diversified portfolio with multiple asset classes that have different risk and return profiles but are highly correlated to inflation. The Fund mainly invests in active or passive mutual funds, exchange traded funds (ETFs), stocks, fixed income securities, and derivatives. The Fund at inception will gain exposure to the desired asset classes partially through acquired funds. As the Fund grows in size, it will seek to achieve economies of scale by investing to an increasing degree directly in individual securities and other instruments.

The managers may also allocate a portion of the portfolio to emerging market equities and emerging market fixed income securities, and such allocation would be separate from the Fund’s exposure to the current primary asset classes associated with inflation (i.e., TIPS, real estate-related investments, commodities and global resource equities). Emerging market exposure serves the Fund’s investment objective because these economies tend to benefit from rising commodity prices and because investments in emerging markets provide additional portfolio diversity and may present opportunities to generate additional return.

The portfolio managers apply an active asset allocation approach based on their assessments of market cycles, economic cycles, and asset class valuations to enhance the risk and return profile of the Fund. As such, the exposures to the asset classes can vary substantially over time. Further, with the intention of mitigating downside risks, the portfolio managers may decide to reduce the portion of the Fund’s assets invested in its current four major asset classes and raise holdings in cash, cash equivalents and U.S. Treasury bonds. As a consequence of the manager’s asset allocation shifts, the Fund may have a high portfolio turnover rate, which may exceed of 100% per annum.

The Fund’s portfolio managers conduct an active selection process for acquired funds and/or direct investments to gain the intended exposure to the relevant asset classes. The manager has the flexibility to select either (i) “passive” instruments that are chosen for their ability to track a particular asset class in what the portfolio managers believe to be the most effective and cost-efficient manner, (ii) “active” funds that may not track the asset class as tightly but provide the potential to generate return via active security selection (by the managers of such funds) within an asset class, or (iii) direct investments by the Fund in individual securities and other instruments to generate return via active selection within an asset class. The Fund may exit a position if the portfolio managers locate another instrument that offers a more attractive exposure to an asset class or when there is a change in the Fund’s target asset allocation.

The Fund currently intends to gain its commodity exposure principally through acquired funds, but may gain exposure in other ways that the portfolio managers believe are beneficial. The Fund initially intends to gain its principal exposure to global resource equities through acquired funds. As the Fund grows in size, it may increasingly hold individual equity and fixed-income securities (or derivatives on such securities) of global resources companies, which the portfolio managers consider to be companies principally engaged in the research, development, manufacturing, extraction, distribution, or sale of materials, energy, or goods related to

Prospectus	159

AllianzGI Multi-Asset Real Return Fund (continued)

cyclical or commodity industries, such as oil & gas, minerals, base metals, precious metals, chemicals, fertilizers, paper products, coal, alternative energy and steel. The Fund may gain exposure to real estate-related investments and TIPS through acquired funds or through direct investments in these instruments.

The Fund may invest using a “fund of funds” structure, which is a term used to describe mutual funds that pursue their investment objective by investing largely or entirely in other funds. To the extent that the Fund utilizes a “fund of funds” structure, it may invest in certain acquired funds (which may include certain affiliated mutual funds and ETFs sponsored by Allianz and Pacific Investment Management Company LLC (“PIMCO”) (the “Underlying Funds”) and ETFs, mutual funds and pooled vehicles other than the Underlying Funds (together, “Other Acquired Funds”)). The Fund may invest up to 10% of its assets in unaffiliated investment companies.

The Fund may invest in issuers of any capitalization and may participate in initial public offerings (IPOs). The Fund may invest significantly in short-term inflation-linked bonds, emerging market equities, and U.S. government bonds. The Fund may also invest in fixed income securities of any duration as well as high yield or junk bonds. In order to gain exposure to desired asset classes or securities, or for hedging or other investment purposes, the Fund may also utilize foreign currency exchange contracts, options, futures contracts (including stock index and other types of futures), warrants and other derivative instruments.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first three risks):

• Allocation Risk • Underlying Fund and Other Acquired Fund Risks • Management Risk • Commodity Risk • Currency Risk • Derivatives Risk • Emerging Markets Risk	• Equity Securities Risk • Fixed Income Risk • High Yield Risk • Index Risk • Interest Rate Risk • IPO Risk • Issuer Risk	• Liquidity Risk • Market Risk • Non-U.S. Investment Risk • REIT and Real Estate-Related Investment Risk • Smaller Company Risk • Turnover Risk

Please see “Summary of Principal Risks” following this section for a description of these and other risks of investing in the Fund.

160	Allianz Multi-Strategy Funds

AllianzGI NFJ Emerging Markets Value Fund

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation Fund Category International Stocks	Fund Focus Equity securities of companies domiciled in emerging market countries	Approximate Primary Capitalization Range Greater than $500 million Dividend Frequency Quarterly

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of companies that are domiciled in or tied economically to countries with emerging securities markets—that is, countries with securities markets which are, in the opinion of the portfolio managers, less sophisticated than more developed markets in terms of participation by investors, analyst coverage, liquidity and regulation. The Fund may achieve its exposure to non-U.S. equity securities in several ways, including through investing in American Depositary Receipts (ADRs) and other depositary receipts, in addition to direct investments in the securities of non-U.S. issuers. The Fund may also utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments, as well as access products such as participatory notes. Although the Fund does not expect to invest significantly in foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments, it may do so at any time.

In selecting investments for the Fund, the portfolio managers use a value investing style focusing on equity securities of companies whose securities the portfolio managers believe have low valuations, including smaller capitalization securities and real estate investment trusts (REITs). The portfolio managers partition the Fund’s initial selection universe of non-U.S. and U.S. companies for dividend-paying value opportunities across the emerging markets to determine potential holdings for the Fund representing broad diversification by sector, industry, country and issue. The portfolio managers use quantitative factors to screen the Fund’s selection universe, analyzing factors such as price-to-earnings ratios (i.e., share price relative to a company’s earnings), dividend yield, price-to-book ratios (i.e., share price relative to a company’s balance sheet value), price-to-cash-flow ratios (i.e., share price relative to a company’s cash flow). After still further narrowing the universe through a combination of qualitative analysis and fundamental research, the portfolio managers select approximately 125 to 175 securities for the Fund. The portfolio managers may consider selling a security when any of the factors leading to its purchase materially changes or when a more attractive candidate is identified, including when an alternative security demonstrates a lower price-to-earnings ratio, a higher dividend yield or other, favorable qualitative metrics.

In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may be less likely to achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Non-U.S. Investment Risk • Emerging Markets Risk	• Smaller Company Risk • Credit and Counterparty Risk • Currency Risk • Derivatives Risk • Liquidity Risk	• Management Risk • REIT and Real Estate-Related Investment Risk • Turnover Risk

Prospectus	161

AllianzGI NFJ Global Dividend Value Fund

Principal Investments and Strategies	Investment Objective Seeks long-term growth of capital and income Fund Category Global Stocks	Fund Focus Income-producing common stocks of U.S. and non-U.S. companies with potential for capital appreciation	Approximate Primary Capitalization Range In excess of $1 billion Dividend Frequency Quarterly

The Fund seeks to achieve its investment objective by normally investing primarily in common stocks of U.S. and non-U.S. companies with market capitalizations in excess of $1 billion. Under normal circumstances, the Fund will invest at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks and other equity securities of companies that pay or are expected to pay dividends. The Fund will, under normal circumstances, invest at least 40% of its total assets in non-U.S. securities and at least 25% of its total assets in U.S. securities, and will allocate its investments among securities of issuers located in at least three different countries (which may include the United States). The Fund will normally invest no more than 30% of its total assets in emerging market securities. The Fund may achieve its exposure to non-U.S. equity securities in several ways, including through investing in American Depositary Receipts (ADRs) and other depositary receipts, in addition to direct investments in the securities of non-U.S. issuers. The Fund may also invest a portion of its assets in real estate investment trusts (REITs).

In selecting investments for the Fund, the portfolio managers use a value investing style focusing on equity securities of companies whose securities the portfolio managers believe have low valuations. The portfolio managers use quantitative factors to screen the Fund’s initial selection universe of U.S. and non-U.S. companies. The portfolio managers classify the Fund’s selection universe by industry (without regard to geographic concentration) in order to determine potential holdings for the Fund representing a broad range of industry groups. Within each industry group, the portfolio managers further narrow the universe by analyzing factors such as price-to-earnings ratios (i.e., share price relative to a company’s earnings), dividend yield, price-to-book ratios (i.e., share price relative to a company’s balance sheet value), price-to-cash-flow ratios (i.e., share price relative to a company’s cash flow) and price momentum (i.e., changes in stock price relative to changes in overall market prices). After still further narrowing the universe through a combination of qualitative analysis and fundamental research, the portfolio managers select approximately 40 to 60 securities for the Fund. The portfolio managers may consider selling a security when any of the factors leading to its purchase materially changes or when a more attractive candidate is identified, including when an alternative security with strong fundamentals demonstrates a lower price-to-earnings ratio, a higher dividend yield or other, favorable qualitative metrics.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. Although the Fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Effective January 28, 2013, the Fund changed its name from “Allianz NFJ Global Dividend Value Fund” to “AllianzGI NFJ Global Dividend Value Fund.”

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Non-U.S. Investment Risk • Emerging Markets Risk	• Smaller Company Risk • Credit and Counterparty Risk • Currency Risk • Focused Investment Risk • Leveraging Risk	• Liquidity Risk • Management Risk • REIT and Real Estate-Related Investment Risk • Turnover Risk

Please see “Summary of Principal Risks” following this section for a description of these and other risks of investing in the Fund.

162	Allianz Multi-Strategy Funds

AllianzGI NFJ International Small-Cap Value Fund

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation Fund Category Value Stocks	Fund Focus Undervalued equity securities of non-U.S. companies with small capitalizations	Approximate Primary Capitalization Range Between $500 million and $5 billion Dividend Frequency Annually

The Fund seeks to achieve its objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks and other equity securities (such as preferred stocks, convertible securities and warrants) with smaller market capitalizations. The Fund currently considers smaller market capitalization companies to be companies with market capitalization of between $500 million and $5 billion. Under normal circumstances, the Fund expects to invest at least 65% of its net assets in non-U.S. equity securities. The Fund may invest up to 20% of its assets in emerging market securities. The Fund may also achieve its exposure to non-U.S. equity securities through investing in American Depositary Receipts (ADRs).

The portfolio managers seek stocks that are attractively priced, based on their industry relative P/E multiples and dividend yields. The portfolio managers use a value investing style focusing on companies whose securities the portfolio managers believe are undervalued. The portfolio managers partition the Fund’s selection universe by industry and then identify what they believe to be undervalued securities in each industry to determine potential holdings for the Fund representing a broad range of industry groups. The portfolio managers use quantitative factors to screen the Fund’s initial selection universe, analyzing factors such as price momentum (i.e., changes in security price relative to changes in overall market prices), earnings estimate revisions (i.e., changes in analysts’ earnings-per-share estimates) and fundamental changes. After narrowing the universe through a combination of qualitative analysis and fundamental research, the portfolio managers select securities for the Fund. In addition to common stocks and other equity securities, the Fund may invest in securities issued in initial public offerings (IPOs), and may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. Although the Fund does not expect to invest significantly in derivative instruments, it may do so at any time.

Effective January 28, 2013, the Fund changed its name from “Allianz NFJ International Small-Cap Value Fund” to “AllianzGI NFJ International Small-Cap Value Fund.”

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first nine risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Non-U.S. Investment Risk • Credit and Counterparty Risk	• Currency Risk • Emerging Markets Risk • Smaller Company Risk • Liquidity Risk • Derivatives Risk	• Focused Investment Risk • IPO Risk • Management Risk • Turnover Risk

Please see “Summary of Principal Risks” following this section for a description of these and other risks of investing in the Fund.

Prospectus	163

AllianzGI NFJ International Value II Fund

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation Fund Category International Stocks	Fund Focus Undervalued equity securities of non-U.S. companies with capitalizations greater than $1 billion	Approximate Primary Capitalization Range Greater than $1 billion Dividend Frequency Quarterly

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks and other equity securities of non U.S. companies with market capitalizations greater than $1 billion. The Fund normally invests a significant portion of its assets in securities that the portfolio managers expect will generate income (for example, by paying dividends). The Fund may invest up to 20% of its assets in emerging market securities. The Fund may also achieve its exposure to non-U.S. equity securities through investing in American Depositary Receipts (ADRs). The Fund normally will allocate its investments among securities of issuers located in at least three different countries (which may include the United States).

The portfolio managers use a value investing style focusing on companies whose securities the portfolio managers believe are undervalued. The portfolio managers partition the Fund’s selection universe by industry to identify what they believe to be undervalued securities in each industry to determine potential holdings for the Fund representing a broad range of industry groups. The portfolio managers use quantitative factors to screen the Fund’s selection universe analyzing factors such as price momentum (i.e., changes in security price relative to changes in overall market prices), earnings estimate revisions (i.e., changes in analysts’ earnings-per-share estimates) and fundamental changes. After still further narrowing the universe through a combination of qualitative analysis and fundamental research, the portfolio managers select approximately 75 to 125 securities for the Fund. The portfolio managers consider selling a security when any of the factors leading to its purchase materially changes or when a more attractive candidate is identified, including when an alternative security with strong fundamentals demonstrates a lower price-to-earnings ratio, a higher dividend yield or favorable qualitative metrics.

In addition to common stocks and other equity securities (such as preferred stocks, convertible securities and warrants), the Fund may invest in securities issued in initial public offerings (IPOs), and may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. Although the Fund does not expect to invest significantly in derivative instruments during its initial fiscal year, it may do so at any time.

In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may be less likely to achieve its investment objective when it does so.

Effective January 28, 2013, the Fund changed its name from “Allianz NFJ International Value II Fund” to “AllianzGI NFJ International Value II Fund.”

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Non-U.S. Investment Risk	• Emerging Markets Risk • Smaller Company Risk • Credit and Counterparty Risk • Currency Risk	• Focused Investment Risk • Liquidity Risk • Management Risk • Turnover Risk

Please see “Summary of Principal Risks” following this section for a description of these and other risks of investing in the Fund.

164	Allianz Multi-Strategy Funds

AllianzGI Redwood Fund

Principal Investments and Strategies	Investment Objective
Seeks long-term capital appreciation with a high degree of downside protection and reduced volatility relative to the broad U.S. equity market

Fund Category
Equity Long-Short (Alternative)	Fund Focus U.S. equity and equity related instruments and derivatives	Approximate Primary Capitalization Range Mid- and large-capitalization (generally in excess of $2 billion) Dividend Frequency At least annually

The Fund seeks to achieve its objective under normal circumstances by primarily investing in in-the-money (ITM) buy-writes on U.S. equities and writing out-of-the-money put options on U.S. equities. Buy-writes represent the combination of a long equity position and the sale of a call option against that equity position. By investing in buy-writes that are significantly in-the-money, the Fund receives cash (the premium) from the purchaser of the option, which generally provides the Fund with a positive return unless the market price of the equity position underlying the option falls below the initial purchase price less the option premium collected.

In selecting buy-write investments for the Fund, the portfolio managers use a combination of fundamental and quantitative methods. In analyzing specific buy-writes for possible investment, the portfolio managers ordinarily look for the following characteristics: protection down to a fundamentally derived estimate of “intrinsic value” as described below; attractive potential return relative to risk; and an appropriate correlation between the time to expiration and the estimate of intrinsic value. In addition to traditional research activities, the portfolio managers use Grassrootssm Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a “second look” at potential investments and checks marketplace assumptions about market demand for particular products and services.

Based on fundamental research, the portfolio managers estimate the potential downside volatility (the “intrinsic value” level) of each equity security under consideration for the Fund’s buy-write portfolio. The strike price of the call option(s) sold against that stock is usually set at or below the estimated intrinsic value level. Typically this means that the strike price may be significantly in-the-money at the time it is written, though the Fund will typically sell options with a variety of strike prices relative to current market prices of the underlying stocks. The time to expiration of the options that the Fund sells varies, depending on the characteristics of each particular buy-write. The ITM buy-write strategy seeks to generate gains from option premiums, while providing downside protection relative to its equity positions and generating overall portfolio volatility that is lower than the equity portfolio alone. However, there is no assurance that the ITM buy-write strategy will achieve its objectives. Because the Fund writes options on a substantial portion of its equity portfolio at prices that are often significantly in-the-money, the upside potential appreciation from the stock is limited.

In addition to writing (selling) in-the-money call options on securities held in its equity portfolio, the Fund may, to a lesser extent, write (sell) in-the-money call options on equity indexes and/or exchange traded funds. With respect to any long equity position held by the Fund, the Fund may write call options on a greater or lesser number of shares than it holds. To the extent that call options are written on greater than 100% of the position, this would represent naked call option exposure, which would be subject to the requirements for segregating liquid assets or entering into offsetting positions as described below. The fund may also sell naked out-of-the-money puts to achieve the same goals as a buy-write. When writing out-of-the-money put options, the Fund typically sets the strike price at or below the estimated intrinsic value level of the securities on which the options are written. The Fund’s written put options will be “naked” because the Fund will not hold a covering short position in the underlying security during the term of the option.

The issuers of equity securities purchased by the Fund may be of any market capitalization, though they will primarily have market capitalizations in excess of $2 billion. The Fund may invest in companies located within or outside the United States (including companies organized or headquartered in emerging market countries). The Fund is not limited in the percentage of assets it may invest in any one country, region or geographic area. The Fund may maintain a portion of its assets in short-term fixed income securities, cash and cash equivalents. The Fund may invest in initial public offerings (IPOs). The Fund may also invest in exchange-traded funds and may write (sell) out-of-the-money puts. Although the Fund is diversified, it may hold a relatively small number of securities at any given time.

Call options are contracts representing the right, but not the obligation, to purchase the underlying equity security or ETF or the cash value of the index at a specified price (the “strike price”) at or before a specified future date (the “expiration date”). The price of the option is determined by trading activity in the broad options market and generally reflects the relationship between factors including the current value of the underlying

Prospectus	165

AllianzGI Redwood Fund (continued)

equity security, ETF or index and the strike price, the prevailing interest rate, the estimated dividend stream, the volatility of the underlying equity security, ETF or index and the time remaining until the expiration date. As the writer (seller) of a call option, the Fund would receive cash (the premium) from the purchaser of the option, and the purchaser would have the right to purchase the underlying security from the Fund at the strike price or, in the case of a cash-settled option, any amount by which the underlying security or ETF or the cash value of the applicable index exceeds the strike price upon exercise. In effect, the Fund would forgo the potential appreciation in the underlying security, ETF or index above the strike price in exchange for the premium. The Fund would only retain the risk of loss should the price of the underlying security, ETF or index decline to below its purchase price less the premium paid.

The Fund will primarily write call options on individual securities where those options are “covered.” The Fund’s written call options on individual portfolio securities will be covered because the Fund will hold the underlying security in its portfolio throughout the term of the option. The Fund also expects, from time to time, to write call options on individual securities that it does not hold in its portfolio (i.e., “naked” call options). With respect to naked call options and naked put options and options on indexes or ETFs, the Fund will cover the options either by segregating liquid assets in an amount equal to the collateral required by the Chicago Board Options Exchange and in compliance with the collateral requirements of the 1940 Act under the contract or by entering into offsetting positions. The Fund primarily will write “listed” call options that are originated and standardized by the Options Clearing Corporation and trade on a major exchange, although it also may write unlisted (or “over-the-counter”) call options and so-called “flex” options (options that are traded on an exchange, but with customized strike prices and expiration dates). The Fund’s strategy of writing call options could cause the Fund to recognize larger amounts of net short-term capital gains, which are taxable at the higher ordinary income tax rates when distributed to shareholders, than it otherwise would in the absence of such strategy. The ITM buy-write strategy also could terminate or suspend the Fund’s holding period in the underlying securities, and, as a result, any dividends received by the Fund on those securities may not qualify for treatment as “qualified dividend income” (which is taxable to individual shareholders at the lower long-term capital gain rates). The portfolio managers may consider exiting or reducing a buy-write position when any of the factors leading to the investment materially change or when a more attractive candidate is identified and as necessary for redemption purposes.

In addition to the use of written option contracts under its ITM buy-write strategy, the Fund may utilize foreign currency exchange contracts, other options, stock index futures contracts, other futures and forward contracts, swap agreements, variance swaps, convertibles and reverse convertibles and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Effective January 28, 2013, the Fund changed its name from “Allianz RCM Redwood Fund” to “AllianzGI Redwood Fund.”

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first four risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Derivatives Risk • Credit and Counterparty Risk • Currency Risk	• Emerging Markets Risk • Focused Investment Risk • Interest Rate Risk • IPO Risk • Leveraging Risk	• Liquidity Risk • Management Risk • Non-U.S. Investment Risk • Smaller Company Risk • Turnover Risk

Please see “Summary of Principal Risks” following this section for a description of these and other risks of investing in the Fund.

166	Allianz Multi-Strategy Funds

AllianzGI Short Duration High Income Fund

Principal Investments and Strategies	Investment Objective Seeks a high level of current income Fund Category Fixed Income Securities	Fund Focus High Yield Bonds and Bank Loans	Credit Quality Minimum 80% of assets rated Ba/BB or below Dividend Frequency Monthly

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in debt securities (“junk bonds”) issued by public and private companies, which are rated below investment grade (rated Ba or below by Moody’s or BB or below by S&P or Fitch, or if unrated, determined by the Sub-Adviser to be of comparable quality), while maintaining an average duration of less than three years and in derivatives and other synthetic instruments that have economic characteristics similar to such debt securities. Derivatives transactions may have the effect of either magnifying or limiting the Fund’s gains and losses. Duration is a measure of the weighted average maturity of cash flows on the bonds held by the Fund and can be used by the portfolio managers as a measure of the sensitivity of the market value of the Fund’s portfolio to changes in interest rates. Generally, the longer the duration of the Fund, the more sensitive its market value will be to changes in interest rates.

The Fund may invest up to 20% of its assets in bank loans. The Fund may invest up to 20% of its assets in non-U.S. securities, which will typically be U.S. dollar-denominated but may also include securities denominated in non-U.S. currencies.

The Fund invests in high yield securities and bank loans, collecting coupons, and protecting from adverse market conditions, with incremental benefit from capital preservation. The Fund will invest less than 10% of its net assets in securities rated CCC or below by Standard and Poor’s.

The portfolio managers utilize a top-down approach that seeks to identify industries and companies that appear favorable for investment. Industries going through a perceived decline generally are not candidates for selection. After the industries are selected, the portfolio managers identify bonds of issuers within those industries based on their creditworthiness, their yields in relation to their credit quality and the relative value in relation to the high yield market. The portfolio managers may sell a security for a variety of reasons, such as to invest in a company offering superior investment opportunities.

Although the Fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time.

Effective January 28, 2013, the Fund changed its name from “Allianz RCM Short Duration High Income Fund” to “AllianzGI Short Duration High Income Fund.”

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first five risks):

• Fixed Income Risk • High Yield Risk • Market Risk • Issuer Risk	• Interest Rate Risk • Confidential Information Access Risk • Credit and Counterparty Risk • Derivatives Risk	• Liquidity Risk • Management Risk • Non-U.S. Investment Risk • Smaller Company Risk

Please see “Summary of Principal Risks” following this section for a description of these and other risks of investing in the Fund.

Prospectus	167

AllianzGI Structured Alpha Fund

Principal Investments and Strategies	Investment Objective Seeks to generate attractive risk-adjusted absolute returns through a complete market cycle	Fund Category Options Fund Focus Equity index options	Approximate Primary Capitalization Range N/A Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by investing significantly in exchange-traded listed and FLEX U.S. equity index options, while holding cash and cash equivalents as collateral for option investments.

Under normal market conditions, the Fund will hold the majority of its assets in cash and cash equivalents such as U.S. Treasury bills. The portfolio managers will select these in an effort to maintain a stable portfolio base as collateral for the index option spread strategy described below.

Using a portion of its cash and cash equivalents as collateral, the portfolio managers utilize a combination of proprietary models to construct paired option positions, or so-called “option spreads,” typically by buying and selling put options and call options on equity indexes such as the S&P 500 Index, Russell 2000 Index and NASDAQ 100. Call options are contracts representing the right to purchase the underlying instrument at a specified price (the “strike price”) at or before a specified future date (the “expiration date”), while put options represent the right to sell the underlying instrument at the strike price on or before the expiration date. Index options, which are not based on a single underlying security, are typically cash-settled without requiring delivery. The Fund may buy and sell exchange-traded options and FLEX options (i.e., listed options that are traded on an exchange but with customized strike prices and expiration dates). Option spreads are typically created by buying and selling options of the same class on the same underlying instrument but with different strike prices or expiration dates. The number of contracts bought and sold can be different in a spread (normally called a “ratio spread”) or they can be the same. The portfolio managers seek to create option-based “profit zones” that upon expiration of the combination of individual option positions that make up the option spread will capture positive payoffs if the level of the underlying index (or other instrument) ends up within the chosen “profit zone.” The Fund seeks to optimize spread positions and profit zones based on (a) targeted positive return potential, (b) structural risk protections, (c) collateral management, and (d) flexibility to restructure profit zones if necessary. The Fund intends to invest primarily in option spreads, consisting of 50 to 400 individual option positions, and may buy or sell put or call index options that are not paired as part of an option spread. The duration of individual option positions will normally range from 20 to 75 days at inception. The gross notional value of options held by the Fund may significantly exceed the current net asset value of the Fund at any time. To the extent the Fund enters into option positions that are only partially or not at all paired as part of an option spread, the Fund may have greater exposure to rapid deterioration of the portfolio and should be deemed speculative.

The Fund may invest in exchange traded funds (“ETFs”) and exchange traded notes (“ETNs”), including ETFs and ETNs that provide exposure to market volatility, either as an offset or as an addition to option-based trades. The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first two risks):

• Market Risk • Fixed Income Risk • Credit and Counterparty Risk	• Derivatives Risk • Leveraging Risk • Liquidity Risk	• Management Risk • Turnover Risk

168	Allianz Multi-Strategy Funds

AllianzGI Ultra Micro Cap Fund

Principal Investments and Strategies	Investment Objective Seeks maximum long-term capital appreciation Fund Category Growth Stocks	Fund Focus Ultra micro-capitalization common stocks	Approximate Primary Capitalization Range Less than two times the weighted average of Russell Microcap Growth Index Dividend Frequency At least annually

The Fund seeks to achieve its objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of ultra micro-cap companies. The Fund currently defines ultra micro-cap companies as those with market capitalizations less than two times the weighted average of the Russell Microcap Growth Index, i.e., capitalizations less than $810 million as of February 28, 2013. Under normal market conditions, the Fund expects to maintain a weighted average market capitalization below that of the Russell Microcap Growth Index ($405 million as of February 28, 2013).

The portfolio managers follow a disciplined, fundamental bottom-up research process focusing on companies undergoing positive fundamental change, with sustainable growth characteristics. The portfolio managers look for what they believe to be the best risk-reward candidates within the investment universe, defined as equities that are expected to appreciate based on accelerating fundamental performance, rising expectations and related multiple expansion. Company specific research includes industry and competitive analysis, revenue model analysis, profit analysis and balance sheet assessment. Once the portfolio managers believe that positive fundamental change is occurring and will likely lead to accelerating fundamental performance, they seek evidence that performance will not be short-lived but rather a longer-term sustainable trend. Lastly, the portfolio managers determine if the investment is timely with regard to relative valuation and price strength, exploiting stocks that are under-priced relative to their potential. The portfolio managers may consider selling a particular security if any of the original reasons for purchase materially changes or a more attractive total return candidate is identified. The Fund may have a high portfolio turnover rate, which may be up to 200% or more.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts, warrants and other derivative instruments. Although the Fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Effective January 28, 2013, the Fund changed its name from “Allianz AGIC Ultra Micro Cap Fund” to “AllianzGI Ultra Micro Cap Fund.”

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first four risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Smaller Company Risk	• Credit and Counterparty Risk • Derivatives Risk • Focused Investment Risk • IPO Risk	• Leveraging Risk • Liquidity Risk • Management Risk • Turnover Risk

Please see “Summary of Principal Risks” following this section for a description of these and other risks of investing in the Fund.

Prospectus	169

AllianzGI U.S. Emerging Growth Fund

Principal Investments and Strategies	Investment Objective Seeks maximum long-term capital appreciation Fund Category Growth Stocks	Fund Focus Smaller capitalization common stocks	Approximate Primary Capitalization Range Similar to Russell 2000 Growth Index Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of U.S. companies. The Fund currently defines “U.S. companies” as those companies that (i) are incorporated in the U.S., (ii) derive at least 50% of their revenue or profits from business activities in the U.S. or (iii) maintain at least 50% of their assets in the U.S. The Fund expects to invest typically in companies with a market capitalization similar to the Russell 2000 Growth Index (between $34 million and $6.061 billion as of February 28, 2013). The Fund may invest in initial public offerings (IPOs).

The portfolio managers follow a disciplined, fundamental bottom-up research process focusing on companies undergoing positive fundamental change, with sustainable growth characteristics. The portfolio managers look for what they believe to be the best risk-reward candidates within the investment universe, defined as equities that are expected to appreciate based on accelerating fundamental performance, rising expectations and related multiple expansion. Company specific research includes industry and competitive analysis, revenue model analysis, profit analysis and balance sheet assessment. Once the portfolio managers believe that positive fundamental change is occurring and will likely lead to accelerating fundamental performance, they seek evidence that performance will not be short-lived but rather a longer-term sustainable trend. Lastly, the portfolio managers determine if the investment is timely with regard to relative valuation and price strength, exploiting stocks that are under-priced relative to their potential. The portfolio managers may consider selling a particular security if any of the original reasons for purchase materially changes or a more attractive total return candidate is identified. The Fund may have a high portfolio turnover rate, which may be up to 200% or more.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts, warrants and other derivative instruments. Although the Fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Effective January 28, 2013, the Fund changed its name from “Allianz AGIC U.S. Emerging Growth Fund” to “AllianzGI U.S. Emerging Growth Fund.”

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first three risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Credit and Counterparty Risk	• Derivatives Risk • Focused Investment Risk • IPO Risk • Leveraging Risk	• Liquidity Risk • Management Risk • Smaller Company Risk • Turnover Risk

Please see “Summary of Principal Risks” following this section for a description of these and other risks of investing in the Fund.

170	Allianz Multi-Strategy Funds

AllianzGI U.S. Equity Hedged Fund

Principal Investments and Strategies	Investment Objective Seeks capital appreciation, with added emphasis on the protection of capital during unfavorable market conditions	Fund Category Common Stocks Fund Focus U.S. equity securities	Approximate Primary Capitalization Range Same as S&P 500 Index Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks of U.S. companies. The Fund currently defines “U.S. companies” as those companies that are deemed to be domiciled in the United States for purposes of their geographical eligibility for inclusion in the S&P 500 Index, a broad-based index of U.S. stocks.

The Fund expects to invest typically in all 500 stocks included in the S&P 500 Index, and seeks to replicate approximately the relative weighting of those stocks on the S&P 500 Index. To the extent the portfolio managers identify efficiencies in achieving exposure to desired stocks through other instruments, the Fund may complement its direct stock positions with temporary or medium-term investments in stock index futures, exchange traded funds (ETFs) and other derivative instruments. The portfolio managers may consider selling a particular position if the security ceases to be included on the S&P 500 Index (either through quarterly rebalancing of the index or otherwise) or if a more attractive means of achieving the same exposure is identified. Because the S&P 500 Index does not incur the types of transaction costs that the Fund bears in connection with rebalancing and responding to cash flows, the Fund’s stock portfolio (regardless of whether through direct or indirect holdings) may consistently underperform the S&P 500 Index.

Under normal market and other conditions, in addition to the stock portfolio described above, the Fund seeks to employ a strategy of investing in exchange-traded options or FLEX options (i.e. listed options that are traded on an exchange, but with customized strike prices and expiration dates) that, when paired with the equity portfolio, promote the protection of capital during unfavorable market conditions (the “Index Option Strategy”).The Fund will utilize (buy) equity index put options (long puts) on U.S. equity indexes with the purpose of protecting the Fund from a significant market decline while limiting the cost and interference of this “protection,” and will write (sell) equity index call options (short calls) on U.S. equity indexes to offset some or all of the cost of the put options. Under normal market conditions, the option positions will consist of long puts with notional value roughly equal to the full value of the Fund’s stock portfolio, expiring in roughly equal proportions over longer periods (e.g., the next 12 months), and short call positions expiring over a shorter period (e.g. less than 45 days) with notional value roughly equal to the full value of the Fund’s stock portfolio. Additionally, when a new long put position is established in periods of elevated volatility, the portfolio managers may seek to pair it with a short put at a strike price below the coinciding long put. All options are expected to be held to expiration (unless redemptions require earlier close-out), and strike prices are systematically selected. In pursuing the Index Option Strategy, the Fund generally will not be able to offset the full cost of the “protection” it is seeking and must keep significant cash and cash equivalents available, and therefore the Fund will typically underperform the S&P 500 Index during periods of market increases and slight market decreases.

In response to unusual market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in long call options or call option spreads, high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first four risks):

• Market Risk • Issuer Risk • Equity Securities Risk	• Derivatives Risk • Credit and Counterparty Risk • Leveraging Risk	• Liquidity Risk • Management Risk • Turnover Risk

Prospectus	171

Overview of Allianz Target Funds

The AllianzGI Retirement Income Fund (the “Retirement Income Fund”), the AllianzGI Global Allocation Fund (the “Global Allocation Fund”) and the AllianzGI Global Growth Allocation Fund (the “Global Growth Allocation Fund”) are sometimes referred to collectively in this Prospectus as the “Target Risk Funds.” As described below, each of the Target Risk Funds targets an allocation of its investments between return-generating assets and defensive assets. The Retirement Income Fund generally maintains the most conservative target allocation; the Global Allocation Fund generally maintains a more even allocation between return-generating and defensive assets; and the Global Growth Allocation Fund generally maintains the largest allocation to return-generating assets. These target allocations are expected to remain relatively constant over time, though the Manager and the Sub-Adviser may make adjustments in response to market and other conditions. Effective January 28, 2013, the Global Allocation Fund, the Global Growth Allocation Fund and the Retirement Income Fund changed their names from “Allianz Global Investors Solutions Global Allocation Fund,” “Allianz Global Investors Solutions Global Growth Allocation Fund” and “Allianz Global Investors Solutions Retirement Income Fund,” respectively.

The AllianzGI Retirement 2015 Fund, the AllianzGI Retirement 2020 Fund, the AllianzGI Retirement 2025 Fund, the AllianzGI Retirement 2030 Fund, the AllianzGI Retirement 2035 Fund, the AllianzGI Retirement 2040 Fund, the AllianzGI Retirement 2045 Fund, the AllianzGI Retirement 2050 Fund and the AllianzGI Retirement 2055 Fund are sometimes referred to collectively in this Prospectus as the “Target Date Funds.” Together, the Target Date Funds and Target Risk Funds are referred to collectively in this Prospectus as the “Target Funds.” The asset allocation of each Target Date Fund is adjusted over time to meet the evolving needs of individual investors for after-inflation wealth accumulation and income as they approach and reach retirement. Allocation of investments to return-generating assets and defensive assets is actively managed toward a specific target retirement date, becoming increasingly conservative over time until the target date is reached and the Target Date Fund’s investment strategy closely resembles that of the Retirement Income Fund. It is intended that the target date will be, under normal circumstances, the approximate point in time at which the Target Date Fund reaches its most conservative target allocation. Effective January 28, 2013, the AllianzGI Retirement 2015 Fund, the AllianzGI Retirement 2020 Fund, the AllianzGI Retirement 2025 Fund, the AllianzGI Retirement 2030 Fund, the AllianzGI Retirement 2035 Fund, the AllianzGI Retirement 2040 Fund, the AllianzGI Retirement 2045 Fund, the AllianzGI Retirement 2050 Fund and the AllianzGI Retirement 2055 Fund changed their names from “Allianz Global Investors Solutions 2015 Fund,” “Allianz Global Investors Solutions 2020 Fund,” “Allianz Global Investors Solutions 2025 Fund,” “Allianz Global Investors Solutions 2030 Fund,” “Allianz Global Investors Solutions 2035 Fund,” “Allianz Global Investors Solutions 2040 Fund,” “Allianz Global Investors Solutions 2045 Fund,” “Allianz Global Investors Solutions 2050 Fund” and “Allianz Global Investors Solutions 2055 Fund,” respectively.

The Target Funds invest primarily using a “fund of funds” structure, which is a term used to describe mutual funds that pursue their investment objective by investing in other funds. The Target Funds invest primarily in certain affiliated mutual funds and exchange-traded funds (ETFs), which are sponsored by Allianz and PIMCO, and which are called “Underlying Funds” in this Prospectus. The Target Funds may also invest a portion of their assets in ETFs and mutual funds and pooled vehicles other than Underlying Funds (together, “Other Acquired Funds”), and directly in other securities and instruments. Neither the Underlying Funds (other than series of Allianz Funds Multi-Strategy Trust) nor the Other Acquired Funds are offered in this Prospectus. Please see the “Underlying Funds” in this Prospectus for more information about the Underlying Funds. Other important characteristics of the Target Funds are described in the “Summary of the Funds” below, and are discussed in greater detail under “Investment Objectives and Principal Investment Strategies.”

172	Allianz Multi-Strategy Funds

Overview of Allianz Target Funds (continued)

The table below lists the investment objectives and compares certain investment characteristics of the Target Funds. Under “Summary of the Funds” you will find a description of each Target Fund’s investment objective, principal investments and strategies, principal risks and asset allocation strategies and examples of return-generating and defensive assets. Under “Summary of Principal Risks” you will find a discussion of the principal risks of the Target Funds and the Underlying Funds.

Target Fund	Investment Objective	Dividend Frequency	Allocation Strategy	Target	Range

Retirement Income Fund	Seeks current income and, secondarily, capital appreciation	At least quarterly	Return-Generating Asset Classes Defensive Asset Classes	25% 75%	15% to 40% 60% to 85%

Global Allocation Fund	Seeks after-inflation capital appreciation and current income	At least quarterly	Return-Generating Asset Classes Defensive Asset Classes	65% 35%	35% to 85% 15% to 65%

Global Growth Allocation Fund	Seeks primarily after-inflation capital appreciation and, secondarily, current income	At least annually	Return-Generating Asset Classes Defensive Asset Classes	100% 0%	60% to 100% 0% to 40%

Retirement 2015 Fund Retirement 2020 Fund Retirement 2025 Fund Retirement 2030 Fund Retirement 2035 Fund Retirement 2040 Fund Retirement 2045 Fund Retirement 2050 Fund Retirement 2055 Fund	Seeks capital growth and preservation consistent with its asset allocation as the target date in the Fund name approaches, and thereafter current income, and secondarily, capital appreciation	At least annually	Varies according to the number of years remaining to target date

Investors should choose whether to invest in a Target Fund based on personal investment objectives, investment time horizon, tolerance for risk and personal financial circumstances. Generally speaking, historical data suggests that the longer the time horizon, the greater the likelihood that the total return of a portfolio that invests primarily in return-generating securities will be higher than the total return of a portfolio that invests primarily in fixed income instruments. However, a return-generating portfolio is generally subject to higher levels of overall risk and price volatility than a defensive portfolio and is considered to be a more aggressive investment. Based on these assumptions, the Retirement Income Fund might be suitable if you have a short-range time horizon, seek primarily current income, and have a generally low tolerance for risk and volatility. The Global Allocation Fund might be suitable if you have a medium-range time horizon, seek a balance of after-inflation capital appreciation and current income, and have a generally medium tolerance for risk and volatility. The Global Growth Allocation Fund might be suitable if you have a long-term time horizon, seek primarily after-inflation capital appreciation and modest income potential and have a generally high tolerance for risk and volatility. Each Target Fund might be suitable for an investor anticipating retirement, or otherwise planning to begin withdrawing portions of his or her investments, on or about the target date of the Target Fund, as asset allocations of the Target Fund are modified annually with the intent of progressively reducing anticipated risk and volatility as the target date approaches. Note that these assumptions may not be correct depending upon future market conditions, which may differ substantially from historical conditions and the Target Funds may not perform as intended or provide the anticipated balance of risk and returns.

Because each Target Fund utilizes a “fund of funds” structure, your cost of investing in a Target Fund will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in a Target Fund, you will indirectly bear fees and expenses charged by the Underlying Funds and Other Acquired Funds in which the Target Fund invests, in addition to directly bearing the Target Fund’s own fees and expenses. In addition, the use of a “fund of funds” structure could affect the timing, amount and character of distributions to you, and therefore may increase the amount of taxes payable by you.

While each Target Fund provides a relatively high level of diversification in comparison to most mutual funds, the Target Funds may not be suitable as a complete investment program. In addition, because multiple Underlying Funds may be managed by the same money manager or have similar investment strategies, each Target Fund’s relative diversification may be somewhat limited. Each Target Fund may invest in any or all of the Underlying Funds, but will not normally invest in every Underlying Fund at any particular time. Each Target Fund may concentrate its investments in a particular Underlying Fund by investing more than 25% of its assets in that Underlying Fund. Moreover, the fact that a Target Fund, Underlying Fund or Other Acquired Fund may

Prospectus	173

Overview of Allianz Target Funds (continued)

have had good performance in the past is no assurance that the value of the Target Fund’s investments will not decline in the future or appreciate at a slower rate.

Investment Objectives of the Funds	The Target Funds listed above are designed to meet the different needs of individual investors for after-inflation wealth accumulation and income.

Target Risk Funds. The Retirement Income Fund is intended for investors who have already retired or begun withdrawing portions of their investments, or are seeking a conservative allocation fund, and its investment objective is to seek current income, and, secondarily, after-inflation capital appreciation. The Global Allocation Fund’s investment objective is to provide both after-inflation capital appreciation and current income. The Global Growth Allocation Fund’s investment objective is to provide primarily after-inflation capital appreciation and, secondarily, current income.

Target Date Funds. Each of the Retirement 2015 Fund, Retirement 2020 Fund, Retirement 2025 Fund, Retirement 2030 Fund, Retirement 2035 Fund, Retirement 2040 Fund, Retirement 2045 Fund, Retirement 2050 Fund and Retirement 2055 Fund follows an asset allocation strategy that is actively managed toward a specific target retirement date, during which time each Target Date Fund seeks after-inflation capital growth and preservation consistent with its asset allocation, becoming increasingly conservative over time. Each such Target Date Fund’s objective will change to seeking current income and, secondarily, after-inflation capital appreciation, upon reaching the target date in the Target Date Fund name, at which point its investment strategy will closely resemble that of the Retirement Income Fund. It is expected that each of these Target Date Funds will merge into the Retirement Income Fund within approximately 3 years after its target date, provided that the Target Date Fund’s Board of Trustees determines that such a transaction is in the best interest of shareholders.

Principal Investments and Strategies	The Target Funds seek to achieve their investment objectives by investing under normal circumstances primarily in Underlying Funds that are sponsored and managed by Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management” or the “Manager”) and/or its affiliates. Potential Underlying Funds currently include all series of Allianz Funds, Allianz Multi-Strategy Funds, PIMCO Funds, PIMCO Equity Series and PIMCO ETF Trust, except those that principally employ a “fund-of-funds” strategy. Each Target Fund may invest without limit in Underlying Funds and may invest a significant percentage of its assets in a small number, or even one, of the Underlying Funds.

Underlying Funds in turn invest in or have exposure to (i) return-generating assets, such as U.S. and global equities, commodities, real estate, mortgage securities, high yield securities, corporate bonds, emerging market bonds, public securities of infrastructure companies and private equity companies, and alternative investment strategies such as long-short and market neutral strategies and/or (ii) defensive assets, such as Treasury Inflation-Protected Securities (“TIPS”), short-term U.S. and non-U.S. bonds and investment grade U.S. and non-U.S. sovereign bonds, corporate bonds, asset-backed securities and mortgage securities. An Underlying Fund or Other Acquired Fund may invest in both return-generating and defensive asset classes. When computing a Target Fund’s exposure to return-generating and defensive categories, an underlying fund (or a portion of an underlying fund) is assigned to either defensive or return-generating. Underlying funds may be assigned to the defensive category even if that fund holds return-generating securities, as long as the Sub-Adviser judges the overall risk profile of the underlying fund to be consistent with a defensive risk profile in the expected market environment. Over time, the characteristics of certain return-generating or defensive assets may change, so Allianz Global Investors U.S. LLC (“AllianzGI U.S.” or the “Sub-Adviser”) will regularly evaluate whether asset classes should be considered return-generating or defensive. Some classes of assets may include assets with both return-generating and defensive characteristics, such as investment grade corporate bonds; under such circumstances, the Sub-Adviser will determine the assignment of the relevant assets to either defensive or return-generating.

The Target Funds may also invest a portion of their assets in ETFs and mutual funds and pooled vehicles other than the Underlying Funds (together, “Other Acquired Funds”). The Target Funds do not currently intend to invest more than 10% of their assets in Other Acquired Funds.

The Target Funds may also invest a significant portion of their assets directly or indirectly in securities and instruments other than Underlying Funds and Other Acquired Funds, subject to any limitations imposed by the Investment Company Act of 1940 and the rules thereunder (the “1940 Act”) or by other applicable law. Such investments may be used as a complement or adjustment to the Target Funds’ exposure to Underlying Funds and Other Acquired Funds, and therefore may from time to time be focused in a limited number of asset classes or investment types. The Target Funds’ investments in a combination of return-generating assets and defensive assets may give them exposure to companies in a broad range of market capitalization ranges and geographic and industry distributions, as well as to fixed income and convertible instruments with a broad range of credit

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Overview of Allianz Target Funds (continued)

quality ratings and durations. The Target Funds may also utilize derivative instruments, such as options, forwards or futures contracts and swap agreements. See “Characteristics and Risks of Securities and Investment Techniques” below.

In constructing a portfolio for each Target Fund consisting of Underlying Funds, as well as possibly Other Acquired Funds and/or direct investments, the Sub-Adviser normally seeks to maintain significant economic exposure to a number of different countries in addition to the United States.

In response to unfavorable market and other conditions, a Target Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income instruments, cash and cash equivalents. A Target Fund may not achieve its investment objective when it does so.

Asset Allocation Process	Allianz Global Fund Management serves as the investment manager to the Target Funds. Allianz Global Fund Management has retained as Sub-Adviser AllianzGI U.S., an affiliate of Allianz Global Fund Management, to provide a continuous investment program for the Target Funds and select and allocate the Funds’ investments among the Underlying Funds, Other Acquired Funds and/or other investments. AllianzGI U.S. attempts to diversify the Target Funds’ assets broadly among the major asset classes and sub-classes represented by the Underlying Funds and Other Acquired Funds.

The Sub-Adviser constructs the target asset allocations and makes investment decisions for the Target Funds based on a combination of economic analysis, capital markets research and fundamental research including, in the case of Underlying Funds and Other Acquired Funds, detailed evaluation of the managers of such pooled vehicles. In making allocation decisions, the Sub-Adviser follows the three-step asset allocation process described below.

First Step. The first step is to determine the target allocation of each Target Fund’s assets between defensive and return-generating assets (each as described above). Compared to return-generating assets, defensive assets tend to have lower risk of loss with limited possibility for gain and provide more stable income, whereas return-generating assets tend to have higher long-term total return potential but are subject to higher volatility and risk of loss, compared to defensive assets.

         Target Risk Funds. For each of the Target Risk Funds, the Sub-Adviser allocates investments between return-generating and defensive asset groups according to the targeted risk level of the Target Risk Fund. Under normal circumstances, the Sub-Adviser will generally seek to maintain an allocation of 25% of the Retirement Income Fund’s assets in return-generating assets and 75% in defensive assets; 65% of the Global Allocation Fund’s assets in return-generating assets and 35% of the Fund’s assets in defensive assets; and 100% of the Global Growth Allocation Fund’s assets in return-generating assets and 0% of the Fund’s assets in defensive assets. The Sub-Adviser may cause a Target Risk Fund to deviate from these allocations, for example, during periods of significant expected performance differential between the two categories. These decisions will normally be within the allocation ranges of 15% to 40% for return-generating assets and 60% to 85% for defensive assets for the Retirement Income Fund; 35% to 85% for return-generating assets and 15% to 65% for defensive assets for the Global Allocation Fund; and 60% to 100% for return-generating assets and 0% to 40% for defensive assets for the Global Growth Allocation Fund.

         Target Date Funds. The chart below illustrates AllianzGI U.S.’s schedule of target allocations between defensive and return-generating assets as of the date of this Prospectus, according to the number of years remaining to the target retirement date. The Sub-Adviser developed this schedule using modeling and optimization tools and assumptions of life expectancy, retirement age, savings rates and levels of consumption. Based on the Sub-Adviser’s judgment of current market conditions and other relevant factors, the allocation to defensive and return-generating assets implemented for a Fund may deviate from the target allocation, and in some instances, may deviate from the target allocation for an extended period of time. As previously highlighted, upon reaching the target date in the Target Date Fund’s name, each such Target Date Fund’s objective will change to seeking current income and, secondarily, after-inflation capital appreciation, at which point the Target Date Fund will reach its most conservative target asset allocation and its investment strategy will closely resemble that of the Retirement Income Fund, which is described above.

         The glidepath for the Target Date Funds is currently based on the asset allocations of the Dow Jones Real Return Target Date Indices, which are indices designed to measure the performance of multi-asset-class portfolios and for use as benchmarks for “lifecycle” funds such as the Target Date Funds. In researching the glidepath for the Target Date Funds and making the decision to base the glidepath on a public benchmark, the portfolio managers used data, research and analyses prepared by Risklab, which is a

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Overview of Allianz Target Funds (continued)

research center operated by an affiliate of the Sub-Adviser and based in Germany. Risklab’s staff includes academic researchers and professionals who focus on matters relating to strategic asset allocation, risk management and quantitative market research. In connection with their continued use of various research tools and services provided by Risklab, the portfolio managers of the Target Date Funds may commission reports that provide quantitative data on expected market returns and correlations, as well as illustrative portfolios based on these numbers. The portfolio managers may, from time to time, direct Risklab to undertake special studies or research projects.

Allocation to Return-Generating Assets and Defensive Assets

Second Step. In the second step, the Sub-Adviser further divides the Target Funds’ allocations to the return-generating asset group and to the defensive asset group into a number of global asset classes to which the Funds seek to gain economic exposure. For each Fund, the relative weighting of asset classes within the defensive and return-generating groups respectively will vary significantly over time. The table below illustrates the Sub-Adviser’s allocations among different asset classes within the defensive and return-generating categories, as reflected in the Fund’s portfolio as of February 28, 2013. The asset allocation is computed by assigning each underlying investment to the single most representative asset class.

Target Fund’s Asset Allocation as of February 28, 2013

													Global
Asset											Retirement	Global	Growth
Group	Asset Class	2015	2020	2025	2030	2035	2040	2045	2050	2055	Income	Allocation	Allocation

Defensive	Short-Duration Bonds & Cash	3.8%	3.7%	3.3%	2.6%	1.7%	0.7%	0.8%	0.8%	0.8%	4.2%	4.3%	0.7%
	U.S. Core Fixed Income	20.0%	19.0%	17.0%	14.1%	12.5%	11.0%	9.5%	7.9%	8.0%	20.5%	22.0%	8.9%
	Non-US Core Bonds	6.9%	5.5%	5.0%	4.5%	4.0%	3.7%	3.0%	3.0%	3.0%	7.8%	7.0%	2.0%
	Inflation-Protected Bonds	33.1%	30.0%	27.1%	18.2%	10.1%	3.5%	0.0%	0.0%	0.0%	33.8%	0.0%	0.0%

Return- Generating	US Large Cap Equity	6.0%	6.7%	8.2%	10.5%	13.0%	15.0%	16.1%	17.1%	17.1%	6.0%	10.6%	16.0%
	US Small Cap Equity	3.2%	4.1%	4.4%	5.4%	6.9%	8.2%	8.9%	10.6%	10.4%	2.5%	6.4%	11.0%
	Developed Non-US Large Cap Equity	6.0%	6.8%	8.4%	13.1%	15.2%	17.0%	18.7%	19.0%	19.1%	5.5%	20.7%	26.0%
	Developed Non-US Small/Mid Cap Equity	1.0%	1.0%	1.2%	2.0%	2.8%	3.3%	3.8%	4.3%	4.3%	1.0%	3.0%	4.3%
	Emerging Market Equity	1.0%	1.5%	2.0%	3.0%	3.5%	4.0%	4.0%	4.5%	4.5%	1.0%	4.0%	6.6%
	Global Fixed-Income	11.9%	12.5%	12.4%	13.5%	14.2%	15.4%	16.0%	12.9%	13.0%	11.0%	12.5%	10.0%
	Commodity-Related Futures & Equities	4.9%	5.9%	7.1%	8.4%	9.6%	10.8%	11.9%	12.2%	12.0%	4.5%	6.4%	9.0%
	Global Real Estate	2.2%	3.2%	3.7%	4.7%	6.3%	7.2%	7.2%	7.6%	7.8%	2.2%	3.0%	5.6%

Third Step. The third step is to assign one or more potential investments to each of the asset classes represented in the Target Funds’ asset allocations. The Sub-Adviser attempts to create portfolios for the Target

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Overview of Allianz Target Funds (continued)

Funds consisting primarily of Underlying Funds and ETFs using the following key considerations when applicable:

•   Whether an Underlying Fund’s or ETF’s investment strategy corresponds to, or is representative of, an asset class or combination of asset classes included in the asset allocation for each Fund. Some Underlying Funds and ETFs will have exposure to assets in both the return-generating and defensive asset groups.

• The appropriateness of the risk profile of the Underlying Fund or ETF, relative to each Target Fund’s asset allocation and current market conditions.

• The Sub-Adviser’s assessment of the ability of the manager of the Underlying Fund to outperform an associated benchmark or peer group.

The Sub-Adviser will determine each Underlying Fund’s and ETF’s specific exposure to the set of asset classes.

Although the steps comprising the asset allocation process are described separately above, the division of the Target Funds’ allocations to the return-generating asset group and to the defensive asset group into a number of global asset classes to which the Funds seek to gain economic exposure in the second step is inextricably linked to the assignment of one or more potential investments to each of the asset classes represented in the Target Funds’ asset allocations in this third step.

The Target Funds may also invest directly in derivatives, equities and equity-related instruments, fixed-income and other instruments, as well as in Other Acquired Funds (other than ETFs), that the Sub-Adviser believes complement the primary fund-of-funds portfolio or to adjust the Target Funds’ overall mix of investments.

Adjustments to Portfolio Allocations	A full review of each Target Date Fund is undertaken at least annually, at which time the Fund’s allocation between return-generating and defensive assets will be reviewed and may be adjusted to reflect that the Fund is now closer to the target retirement date or if the Sub-Adviser chooses to deviate from the target allocation based on market conditions.

The Sub-Adviser may adjust the asset allocation as between different asset classes (e.g., U.S. equities or core fixed income) of any Target Fund at any time, if the Sub-Adviser considers such changes to be necessary or appropriate. Based on its ongoing monitoring of the financial markets, especially in periods that the Sub-Adviser considers to include major market movements or instability, the Sub-Adviser may make frequent changes to the asset allocations.

Matching a Target Date Fund to Investor Needs	The asset allocation of each Target Date Fund is designed to provide an investment that the Sub-Adviser believes is neither overly aggressive nor overly conservative for a typical investor planning to retire, or otherwise to begin withdrawing portions of his or her investments, within a few years of the target date indicated in the Target Date Fund’s name. Generally, if you choose to invest in a Target Date Fund, you should choose a Target Date Fund with a target date that comes close to the year in which you expect to retire. However, you should also consider other factors, such as your age, how your Target Date Fund investment will fit into your overall investment program, and your personal risk tolerance. Choosing a Target Date Fund with an earlier target date in its name represents what is designed to be a more conservative choice, while choosing a Target Date Fund with a later target date represents what is designed to be a more aggressive choice.

Principal Risks	Allocation Risk. Each Target Fund’s investment performance depends upon how its assets are allocated and reallocated among particular Underlying Funds, as well as potentially Other Acquired Funds and/or direct investments in securities and other instruments. A principal risk of investing in a Target Fund is that the Sub-Adviser’s allocation techniques and decisions and/or the Sub-Adviser’s selection of Underlying Funds, Other Acquired Funds and other instruments will not produce the desired results, and therefore the Target Fund may not achieve its investment objective.

Underlying Fund and Other Acquired Fund Risks. The ability of a Target Fund to achieve its investment objective will depend upon the ability of the Underlying Funds and Other Acquired Funds to achieve their respective investment objectives. There can be no assurance that the investment objective of any Underlying Fund or Other Acquired Fund will be achieved. A Target Fund’s net asset value will fluctuate in response to changes in the net asset values of Underlying Funds and Other Acquired Funds in which the Target Fund invests. The extent to which the investment performance and risks associated with a Target Fund correlate to those of a particular Underlying Fund or Other Acquired Fund will depend upon the extent to which it invests in such Underlying Fund or Other Acquired Fund. Therefore, the principal risks of investing in a Target Fund are closely related to the principal risks associated with the Underlying Funds and Other Acquired Funds and their investments. Because a Target Fund’s allocation among the Underlying Funds will vary, an investment may be

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Overview of Allianz Target Funds (continued)

subject to any and all of these risks at different times and to different degrees. A Target Fund’s investment in a particular fund may exceed 25% of the Target Fund’s assets. To the extent that a Target Fund invests a significant portion of its assets in such an Underlying Fund or Other Acquired Fund, it will be particularly sensitive to the risks associated with that Underlying Fund or Other Acquired Fund, as applicable. In addition, a Target Fund may be subject to additional risk to the extent that it invests in Other Acquired Funds. Because certain Other Acquired Funds may not be advised by Allianz Global Fund Management or its affiliates, there may be less transparency with respect to management strategy, investments and other matters than is the case with affiliated funds.

Other (Direct) Investment Risk. To the extent that a Target Fund invests directly in investments other than Underlying Funds or Other Acquired Funds, the value of an investment will be directly related to the investment performance of those investments. Thus, exposure to the principal investment risks of a Target Fund can come either directly or indirectly through Underlying Funds and Other Acquired Funds. Among the principal risks of the Underlying Funds, Other Acquired Funds and other investments, which could adversely affect the net asset value, yield and total return of a Target Fund, are (in alphabetical order after the first three risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Commodity Risk • Convertible Securities Risk • Credit and Counterparty Risk • Currency Risk • Derivatives Risk • Emerging Markets Risk	• Fixed Income Risk • Focused Investment Risk • High Yield Risk • Index Risk • Interest Rate Risk • IPO Risk • Leveraging Risk • Liquidity Risk • Management Risk	• Mortgage-Related and Other Asset-Backed Risk • Non-U.S. Investment Risk • REIT and Real Estate-Related Investment Risk • Short Selling Risk • Smaller Company Risk • Variable Distribution Risk

Please see “Summary of Principal Risks” following this section for a description of these and other risks associated with an investment in a Target Fund and the Underlying Funds, Other Acquired Funds and other investments.

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Summary of Principal Risks

The value of your investment in a Fund changes with the values of that Fund’s investments. Many factors can affect those values. The factors that are most likely to have a material effect on a particular Fund’s portfolio as a whole are called “principal risks.” The principal risks of each Fund and Underlying Fund are summarized in the Fund Summaries and are described in more detail in this section. Each Fund may be subject to additional risks other than those described below because the types of investments made by each Fund can change over time. Securities and investment techniques appearing in bold type below are described in greater detail under “Characteristics and Risks of Securities and Investment Techniques.” That section and “Investment Objectives and Policies” in the Statement of Additional Information also include more information about the Funds, their investments and the related risks. There is no guarantee that a Fund will be able to achieve its investment objective. It is possible to lose money by investing in a Fund. For Target Date Funds, this also means that there is no guarantee that the Fund will provide adequate income at and/or through an investor’s retirement and it is possible to lose money on an investment in a Target Date Fund near, at, or after the Fund’s target date.

As each of the Target Funds intends invest its assets primarily in shares of the Underlying Funds, the risks of investing in the Target Funds are closely related to the risks associated with the Underlying Funds and their investments. As each of AllianzGI Dynamic Emerging Multi-Asset Fund and AllianzGI Multi-Asset Real Return Fund (together, the “Multi-Asset Funds”), and AllianzGI Global Fundamental Strategy Fund (“Global Fundamental Strategy Fund”) may invest its assets primarily or partially in shares of the Underlying Funds, the risks of investing in those Funds may be closely related to the risks associated with the Underlying Funds and their investments. However, as the Target Funds, Multi-Asset Funds and Global Fundamental Strategy Fund may also invest their assets directly in stocks or bonds of other issuers and in other instruments, such as forwards, options, futures contracts or swap agreements, they may be directly exposed to certain risks described below. As such, unless stated otherwise, any reference in this section to “Fund” or “Funds” includes all Funds of the Trust and the Underlying Funds.

Each of the Target Funds are generally subject to a different level and amount of risk that is relative to that Fund’s targeted risk exposure (in the case of the Target Risk Funds) or target date and time horizon (in the case of the Target Date Funds). A Target Date Fund with an earlier target date as specified in its name, or a Target Risk Fund with a lower targeted risk exposure (such as the Retirement Income Fund) represents what is designed to be a more conservative choice and tends to have more exposure to fixed income securities and associated risks, while choosing a Target Date Fund with a later target date or a Target Risk Fund with a higher targeted risk exposure (such as the Global Growth Allocation Fund) represents what is designed to be a more aggressive choice that tends to have more exposure to equity securities and associated risks.

The summary is not intended to be exhaustive. For more information about these risks and the securities and investment techniques used by the Underlying Funds, please refer to the Statement of Additional Information (including the summary descriptions of the Underlying Funds contained therein) and the Underlying Funds’ prospectuses. This summary is qualified in its entirety by reference to the prospectuses and statements of additional information of each Underlying Fund, which are available free of charge by telephoning Allianz Funds at 1-800-988-8380.

Underlying Fund and Other Acquired Fund Risks	Because each of the Target Funds intends to invest primarily in Underlying Funds and may also invest in Other Acquired Funds, and each of the Multi-Asset Funds and Global Fundamental Strategy Fund may invest its assets partially, significantly or primarily in Underlying Funds and may also invest in Other Acquired Funds, the risks associated with investing in these Funds may be closely related to the risks associated with the securities and other investments held by the Underlying Funds and Other Acquired Funds. The ability of each of these Funds to achieve its investment objective will depend upon the ability of the Underlying Funds and Other Acquired Funds to achieve their investment objectives. There can be no assurance that the investment objective of any Underlying Fund or Other Acquired Fund will be achieved.

To the extent that a Target Fund, Multi-Asset Fund or the Global Fundamental Strategy Fund invests in Underlying Funds and/or Other Acquired Funds, each of the Target Funds’, Multi-Asset Funds’ and Global Fundamental Strategy Fund’s net asset value will fluctuate in response to changes in the net asset values of the Underlying Funds and Other Acquired Funds in which it invests. The extent to which the investment performance and risks associated with each of these Funds correlate to those of a particular Underlying Fund or Other Acquired Fund will depend upon the extent to which each Fund’s assets are allocated from time to time for investment in the Underlying Fund or Other Acquired Fund, which will vary. Each of the Target Funds’, Multi-Asset Funds’ and Global Fundamental Strategy Fund’s investment in a particular Underlying Fund may exceed 25% of its assets. To the extent that a Fund invests a significant portion of its assets in an Underlying Fund, it will be particularly sensitive to the risks associated with that Underlying Fund. For more information

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about the risks associated with Underlying Funds, please see the Trust’s Statement of Additional Information and the Underlying Funds’ prospectuses, which may be obtained free of charge by telephoning the Distributor at 1-800-988-8380.

Allocation Risk	Each Target Fund’s investment performance depends upon how its assets are allocated and reallocated among particular Underlying Funds and other investments according to each Target Fund’s return-generating/defensive allocation targets and ranges. The investment performance of each of the Multi-Asset Funds and Global Fundamental Strategy Fund may depend upon how its assets are allocated and reallocated among particular Underlying Funds and other investments. A principal risk of investing in each Target Fund, Multi-Asset Fund and Global Fundamental Strategy Fund is that Allianz Global Investors U.S. LLC (“AllianzGI U.S.”), the Funds’ sub-adviser, will make less than optimal or poor asset allocation decisions and/or that the Sub-Adviser will make less than optimal or poor decisions in selecting the Underlying Funds and other investments in which each Fund invests. AllianzGI U.S. attempts to identify asset classes and sub-classes represented by the Underlying Funds and other investments that will provide consistent, quality performance for each Fund, but there is no guarantee that AllianzGI U.S.’s allocation techniques will produce the desired results. It is possible that AllianzGI U.S. will focus on Underlying Funds and other investments that perform poorly or underperform other available Funds under various market conditions.

You could lose money on your investment in the Funds as a result of these allocation decisions.

Call Risk	An issuer may redeem a fixed-income security before maturity (“call”) at a price below its current market price. An increase in the likelihood of a call may reduce the security’s price. If a fixed-income security is called, the Fund may have to reinvest the proceeds in other fixed-income securities with lower interest rates, higher credit risks, or other less favorable characteristics.

China-Related Risk	The Chinese economy is generally considered an emerging and volatile market. A small number of companies represent a large portion of the Chinese market as a whole, and prices for securities of these companies may be very sensitive to adverse political, economic, or regulatory developments in China and other Asian countries, and may experience significant losses in such conditions. The value of Chinese currencies may also vary significantly relative to the U.S. dollar, affecting a Fund’s investments, to the extent the Fund invests in China-related investments.

Historically, China’s central government has exercised substantial control over the Chinese economy through administrative regulation, state ownership, the allocation, expropriation or nationalization of resources, by controlling payment of foreign currency-denominated obligations, by setting monetary policy and by providing preferential treatment to particular industries or companies. The emergence of domestic economic demand is still at an early stage, making China’s economic health largely dependent upon exports. China’s growing trade surplus with the U.S. has increased the risk of trade disputes, which could potentially have adverse effects on China’s management strategy of its currency, as well as on some export-dependent sectors.

Despite economic reforms that have resulted in less direct central and local government control over Chinese businesses, actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China. These activities, which may include central planning, partial state ownership of or government actions designed to substantially influence certain Chinese industries, market sectors or particular Chinese companies, may adversely affect the public and private sector companies in which a Fund invests. Government actions may also affect the economic prospects for, and the market prices and liquidity of, the securities of Chinese companies and the payments of dividends and interest by Chinese companies. In addition, currency fluctuations, monetary policies, competition, social instability or political unrest may adversely affect economic growth in China. The Chinese economy and Chinese companies may also be adversely affected by regional security threats, as well as adverse developments in Chinese trade policies, or in trade policies toward China by countries that are trading partners with China.

The greater China region includes mainland China, Hong Kong, Macau and Taiwan, and a Fund’s investments in the region are particularly susceptible to risks in that region. Events in any one country within the region may impact the other countries in the region or the Asia region as a whole. As a result, events in the region will generally have a greater effect on a Fund to the extent that it focuses its investments in the greater China region than if the Fund were more geographically diversified, which could result in greater volatility and losses. Markets in the greater China region can experience significant volatility due to social, regulatory and political uncertainties.

Commodity Risk	A Fund’s investments in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a

180	Allianz Multi-Strategy Funds

particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Confidential Information Access Risk	In managing the AllianzGI Short Duration High Income Fund, AllianzGI U.S. normally will seek to avoid the receipt by the portfolio manager and analysts of material, non-public information (“Confidential Information”) about the issuers of Senior Loans, other bank loans and related investments being considered for acquisition by the Fund or held in the Fund’s portfolio. In many instances, issuers offer to furnish Confidential Information to prospective purchasers or holders of the issuer’s loans. In circumstances when the AllianzGI U.S. portfolio manager and analysts do not receive Confidential Information from these issuers, the Fund may be disadvantaged in comparison to other bank loan investors, including with respect to the price the Fund pays or receives when it buys or sells a bank loan. Further, in situations when the Fund is asked, for example, to grant consents, waivers or amendments with respect to bank loans, AllianzGI U.S.’s ability to assess the desirability of such consents, waivers and amendments may be compromised.

Convertible Securities Risk	Convertible securities are fixed income securities, preferred stocks or other securities that normally pay interest or dividends and are convertible into or exercisable for common stock of the issuer (or cash or securities of equivalent value) at either a stated price or a stated rate (the “conversion price”). To the extent the market price of the underlying stock approaches or is greater than the conversion price, the convertible security’s market value tends to correlate with the market price of the underlying stock and will be subject to the risks affecting equity securities in general. See “Equity Securities Risk” below. To the extent the market price of the underlying stock declines below the conversion price, the value of the convertible security tends to be influenced by the yield of the convertible security. See “Interest Rate Risk” below.

Convertible securities generally offer lower interest or dividend yields than non-convertible fixed income or other securities of similar quality. In the event of a liquidation of the issuing company, holders of convertible securities would generally be paid before the company’s common stockholders but after holders of any senior debt obligations of the company. Consequently, the issuer’s convertible securities generally entail less risk than its common stock but more risk than its debt obligations. Also, a Fund may be forced to convert a security before it would otherwise choose, which may decrease the Fund’s return. The Funds may also invest in synthetic convertible securities, which involve the combination of separate securities that possess the two principal characteristics of a traditional convertible security (i.e., an income-producing component and a right to acquire an equity security). Synthetic convertible securities are often achieved, in part, through investments in warrants or options to buy common stock (or options on a stock index), and therefore are subject to the risks associated with derivatives. See “Derivatives Risk” below.

Credit and Counterparty Risk	A Fund could lose money if the issuer or guarantor of a fixed income security (including a security purchased with securities lending cash collateral) is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings and a Fund holding a fixed income security is subject to the risk that the security’s credit rating will be downgraded. Securities issued by the U.S. Treasury historically have presented minimal credit risk. However, recent events have led to a downgrade in the long-term U.S. credit rating by at least one major rating agency and have introduced greater uncertainty about the ability of the U.S. to repay its obligations. A further credit rating downgrade or a U.S. credit default could decrease the value and increase the volatility of the Fund’s investments, to the extent that the Fund has exposure to securities issued by the U.S. Treasury.

Counterparty Risk. A Fund is also subject to the risk that a counterparty to a derivatives contract, repurchase agreement, a loan of portfolio securities or an unsettled transaction may be unable or unwilling to make timely settlement payments or otherwise honor its obligations to the Fund. If a counterparty fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Fund could miss investment opportunities or otherwise hold investments it would prefer to sell, resulting in losses for the Fund. Counterparty risk may be pronounced during unusually adverse market conditions and may be particularly acute in environments in which financial services firms are exposed to systemic risks of the type evidenced by the 2008 insolvency of Lehman Brothers and subsequent market disruptions.

Currency Risk	Funds that invest directly in foreign (non-U.S.) currencies, or in securities that trade in, or receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or non-U.S. governments, central banks or supranational entities such as the

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International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s exposure to foreign currencies, including investments in foreign currency-denominated securities, may reduce the returns of the Fund.

Derivatives Risk	Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The derivatives that may be used by the Funds are discussed in more detail under “Characteristics and Risks of Securities and Investment Techniques—Derivatives” in this Prospectus and described in more detail under “Investment Objectives and Policies” in the Statement of Additional Information. The Funds may (but are not required to) use derivatives as part of a strategy designed to reduce exposure to other risks, such as risks associated with changes in interest rates or currency risk. The Funds may also use derivatives for leverage, which increases opportunities for gain but also involves greater risk of loss due to leveraging risk, and to gain exposure to issuers, indices, sectors, currencies and/or geographic regions. A Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. A Fund investing in a derivative instrument could lose more than the principal amount invested, and the use of certain derivatives may subject a Fund to the potential for unlimited loss. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, market risk, credit and counterparty risk and management risk. To the extent a Fund writes call options on individual securities that it does not hold in its portfolio (i.e., “naked” call options), it is subject to the risk that a liquid market for the underlying security may not exist at the time an option is exercised or when the Fund otherwise seeks to close out an option position. Naked call options have speculative characteristics and the potential for unlimited loss. Derivatives also involve the risk of mispricing or improper valuation, the risk of ambiguous documentation, and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. In addition, a Fund’s use of derivatives may increase or accelerate the amount of taxes payable by shareholders. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial or that, if used, such strategies will be successful. Finally, federal legislation has been recently enacted in the U.S. that provides for new clearing, margin, reporting and registration requirements for participants in the derivatives market.

Under recently adopted rules and regulations, transactions in some types of swaps (including interest rate swaps and credit default swaps on North American and European indices) are required to be centrally cleared. In a cleared derivatives transaction, a Fund’s counterparty is a clearing house, rather than a bank or broker. Since the Funds are not members of clearing houses and only members of a clearing house can participate directly in the clearing house, the Funds will hold cleared derivatives through accounts at clearing members. In cleared derivatives transactions, the Funds will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house.

Centrally cleared derivative arrangements may be less favorable to mutual funds than bilateral arrangements. For example, the Funds may be required to provide greater amounts of margin for cleared derivatives transactions than for bilateral derivatives transactions. Also, in contrast to bilateral derivatives transactions, following a period of notice to a Fund, a clearing member generally can require termination of existing cleared derivatives transactions at any time or increases in margin requirements above the margin that the clearing member required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing transactions or to terminate transactions at any time.

These and other new rules and regulations could, among other things, further restrict a Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund, increasing margin or capital requirements, or otherwise limiting liquidity or increasing transaction costs. These regulations are new and evolving, so their potential impact on the Funds and the financial system are not yet known.

Buy-Write Strategy Risk. The AllianzGI Redwood Fund (for purposes of the following, the “Fund”) will be subject to the particular risks associated with the Fund’s buy-write strategy. A buy-write is created by simultaneously purchasing a long equity position and selling a call option against that position. The Fund receives an up-front cash premium in exchange for writing a call option on a security, but the Fund’s call option writing strategy will not fully protect it against market declines because the Fund will continue to bear the risk of loss when a decline in the value of portfolio securities is greater than the amount of premiums received. Furthermore, the Fund may use the premiums received to purchase additional securities, which will decrease the protection that holding cash premiums would provide against market declines. In rising markets, the Fund could underperform the broad market, because a written call limits the Fund’s opportunity to profit from an

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increase in the market value of the underlying security. The price of an option is affected by the price volatility of the underlying security, and changes in volatility will affect the premiums received for writing call options.

Emerging Markets Risk	A Fund that invests in non-U.S. securities may experience more rapid and extreme changes in value than a Fund that invests exclusively in securities of U.S. issuers or securities that trade exclusively in U.S. markets. See “Non-U.S. Investment Risk” below. Non-U.S. investment risk may be particularly high to the extent that a Fund invests in emerging market securities, that is, securities of issuers tied economically to countries with developing economies. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. In addition, the risks associated with investing in a narrowly-defined geographic area (discussed below under “Non-U.S. Investment Risk” and “Focused Investment Risk”) are generally more pronounced with respect to investments in emerging market countries. For example, to the extent a Fund invests in companies incorporated or doing significant business in China, which may be considered an emerging market, the risks associated with China-related investments may be more pronounced for such Fund. See “China-Related Risk” above. Funds may also be subject to Emerging Markets Risk if they invest in derivatives or other securities or instruments whose value or returns are related to the value or returns of emerging market securities.

Equity Securities Risk	Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Equity securities may take the form of shares of common stock of a corporation, membership interests in a limited liability company, limited partnership interests, or other forms of ownership interests. Equity securities also include, among other things, preferred stocks, convertible securities and warrants. The value of a company’s equity securities may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. The value of an equity security may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s equity securities may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates or adverse circumstances involving the credit markets. In addition, because a company’s equity securities rank junior in priority to the interests of bond holders and other creditors, a company’s equity securities will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. To the extent a Fund invests in equity-related instruments it will also be subject to these risks.

The Funds may invest in equity securities of companies that their portfolio managers believe will experience relatively rapid earnings growth (growth securities) or that their portfolio managers believe are selling at a price lower than their true value (value securities). Growth securities typically trade at higher multiples of current earnings than other securities. Therefore, the value of growth securities may be more sensitive to changes in current or expected earnings than the value of other securities. Companies that issue value securities may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. If a portfolio manager’s assessment of a company’s prospects is wrong, or if the market does not recognize the value of the company, the price of its securities may decline or may not approach the value that the portfolio manager anticipates.

Fixed Income Risk	All of the Funds that invest in fixed income instruments are subject to interest rate risk. Changes in the market values of fixed income instruments are largely a function of changes in the current level of interest rates. The value of a Fund’s investments in fixed income instruments will typically change as the level of interest rates fluctuate. During periods of declining interest rates, the value of fixed income instruments generally rise. Conversely, during periods of rising interest rates, the value of fixed income instruments generally decline.

“Duration” is one measure of the expected life of a fixed income instrument that is used to determine the sensitivity of a security’s price to changes in interest rates. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Accordingly, underlying bond funds with longer average portfolio durations will generally be more sensitive to changes in interest rates than underlying bond funds with shorter average portfolio durations. Inflation-indexed securities, including Treasury Inflation Protected Securities (TIPs), decline in value when interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed securities may experience greater losses than other fixed income instruments with similar durations. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Also, some portfolios (e.g., portfolios with mortgage-backed and other prepayable securities) have changing durations and may have increasing durations precisely when that is least advantageous (i.e., when interest rates are rising).

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Many Funds, including most of the underlying bond funds, may invest in securities that are particularly sensitive to fluctuations in prevailing interest rates and have relatively high levels of interest rate risk. These include various mortgage-related securities (e.g., the interest-only or “IO” class of a stripped mortgage-backed security) and “zero coupon” securities (fixed income instruments, including certain U.S. Government securities, that do not make periodic interest payments and are purchased at a discount from their value at maturity).

Certain of the Funds may invest in securities issued by U.S. Government agencies or government enterprises. Although some of these securities may be guaranteed as to the payment of principal or interest by the relevant enterprise or agency, others may not be guaranteed, and therefore may be riskier than securities guaranteed by the U.S. Treasury.

Focused Investment Risk	Focusing Fund investments in a small number of issuers, industries, foreign currencies or regions increases risk. Funds that are “non-diversified” because they may invest a significant portion of their assets in a relatively small number of issuers may have more risk because changes in the value of a single security or the impact of a single economic, political or regulatory occurrence may have a greater adverse impact on the Fund’s net asset value. Similarly, certain underlying bond funds may have more risk because they may invest a substantial portion of their assets in bonds of similar projects or from issuers of the same status. Some of those issuers also may present substantial credit or other risks. Diversified Funds that invest in a relatively small number of issuers are subject to similar risks. In addition, certain Funds may be subject to increased risk to the extent they focus their investments in securities denominated in a particular foreign currency or in a narrowly defined geographic area, for example, regional economic risks relating to weather emergencies and natural disasters. Similarly, a Fund that focuses its investments in a certain type of issuer is particularly vulnerable to events affecting such type of issuer. Also, certain Funds may have greater risk to the extent they invest a substantial portion of their assets in a group of related industries (or “sectors”). The industries comprising any particular sector and investments in a particular foreign currency or in a narrowly defined geographic area outside the United States may share common characteristics, are often subject to similar business risks and regulatory burdens, and react similarly to economic, market, political or other developments. Furthermore, certain issuers, industries and regions may be adversely affected by the impacts of climate change on the demand for and the development of goods and services and related production costs, and the impacts of legislation, regulation and international accords related to climate change, as well as any indirect consequences of regulation or business trends driven by climate change.

As discussed above, certain Underlying Funds (or Other Acquired Funds) may have more risk because they have a particular geographic or sector focus. An Underlying Fund that holds or obtains exposure to a particular geography, such as Europe or the Far East, may be affected by economic, regulatory or political developments affecting issuers in that geography. Similarly, Underlying Funds (or Other Acquired Funds) that focus their investments in companies that have exposure, directly or indirectly, to a particular sector, such as the eco-sectors or water-related sectors, will be impacted more by events or factors affecting those sectors than if their portfolios were more diversified among a number of unrelated sectors and industries.

Although each Target Fund normally invests in a number of different Underlying Funds, to the extent that a Target Fund concentrates a significant portion of its assets in a single Underlying Fund, it will be particularly sensitive to the risks associated with that Underlying Fund and any investments in which that Underlying Fund concentrates. See “Underlying Funds Risks” above.

High Yield Risk	A Fund that invests in high yield securities and unrated securities of similar credit quality (sometimes referred to as “high yield securities” or “junk bonds”) may be subject to greater levels of credit and liquidity risk than a fund that does not invest in such securities. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce a Fund’s ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, a Fund may lose its entire investment. Because of the risks involved in investing in high yield securities, an investment in a Fund that invests in such securities should be considered speculative.

Index Risk	Because certain Underlying Funds invest in derivatives that are linked to the performance of an index, they will be subject to the risks associated with changes in the applicable index. If the applicable index changes, such a Fund could receive lower interest payments (in the case of a debt-related derivative) or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities may create leverage to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

Interest Rate Risk	Interest rate risk is the risk that fixed income securities will decline in value because of increases in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. A

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nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. The values of equity and other non-fixed income securities may also decline due to fluctuations in interest rates.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When a Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value of the Fund’s shares.

IPO Risk	Securities offered in initial public offerings (IPOs) are subject to many of the same risks of investing in companies with smaller market capitalizations and often to a heightened degree. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time, a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Funds to which IPO securities are allocated increases, the number of securities issued to any one Fund may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.

Issuer Risk	The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services as well as the historical and prospective earnings of the issuer and the value of its assets.

Leveraging Risk	Leverage, including borrowing, will cause the value of a Fund’s shares to be more volatile than if the Fund did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund’s portfolio securities. The Funds may engage in transactions or purchase instruments that give rise to forms of leverage. Such transactions and instruments may include, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, or the use of when-issued, delayed-delivery or forward commitment transactions. The use of derivatives and short sales may also involve leverage. The use of leverage may cause a Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements. Certain types of leveraging transactions, such as short sales that are not “against the box,” could theoretically be subject to unlimited losses in cases where a Fund, for any reason, is unable to close out the transaction. In addition, to the extent a Fund borrows money, interest costs on such borrowings may not be recovered by any appreciation of the securities purchased with the borrowed amounts and could exceed the Fund’s investment returns, resulting in greater losses.

Liquidity Risk	Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Fund from purchasing or selling such illiquid securities at an advantageous time or price, or possibly requiring a Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, non-U.S. securities, Rule 144A securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. In such cases, a Fund, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities or instruments, may be unable to achieve its desired level of exposure to a certain issuer or sector.

Management Risk	Each Fund is subject to management risk because it is an actively managed investment portfolio. The Manager, the Sub-Advisers and the individual portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired results.

To the extent the portfolio managers employ quantitative models, whether proprietary or maintained by third parties, there can be no assurance that such models will behave as expected in all market conditions, including due to deviations between expected and actual relationships among variables. In addition, the computer

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programming used to construct, or the data employed by, quantitative models may contain errors, which may cause losses for the Fund or reduce performance. In the event third-party models become increasingly costly or unavailable, the portfolio managers may be forced to rely on proprietary models or to reduce or discontinue their use of quantitative models.

The Funds are also subject to the risk that deficiencies in the operational systems or controls of the Manager or another service provider will cause losses for the Funds or hinder Fund operations. For example, trading delays or errors (both human and systemic) could prevent a Fund from purchasing a security expected to appreciate in value. Additionally, legislative, regulatory, or tax developments may affect the investment techniques available to Allianz Global Fund Management and each individual portfolio manager in connection with managing the Funds and may also adversely affect the ability of the Funds to achieve their investment objectives.

Market Risk	The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. To the extent a Fund invests substantially in common stocks and/or other equity securities, a principal risk of investing in the Fund is that the investments in its portfolio will decline in value due to factors affecting securities markets generally or particular industries or sectors represented in those markets. The values of securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, adverse changes to credit markets or adverse investor sentiment generally. They may also decline due to factors that disproportionately affect a particular industry, group of related industries or sector, such as labor shortages or increased production costs and competitive conditions within an industry or sector. The market price of fixed income securities, as well as equity securities and other types of investments, may decline due to changes in interest rates or other factors affecting the applicable markets generally. Equity securities generally have greater price volatility than fixed income securities. During a general downturn in securities markets, multiple asset classes may decline in value simultaneously.

The Funds are subject to the risk that geopolitical and other events will disrupt securities markets, adversely affect global economies and markets and thereby decrease the value of the Funds’ investments. The wars in Iraq and Afghanistan have had a substantial effect on the economies and securities markets of the U.S. and other countries. Terrorism in the U.S. and around the world has had a similar global impact and has increased geopolitical risk. The terrorist attacks on September 11, 2001 resulted in the closure of some U.S. securities markets for four days, and similar attacks are possible in the future. Securities markets may be susceptible to market manipulation (e.g., the potential manipulation of the London Interbank Offered Rate (LIBOR)) or other fraudulent trade practices, which could disrupt the orderly functioning of these markets or adversely affect the value of investments traded in these markets, including investments of the Funds. While the U.S. government has honored its credit obligations continuously for the last 200 years, it remains possible that the U.S. could default on its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the U.S. would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the Funds’ investments. Similarly, political events within the U.S. at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of many Fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. The uncertainty surrounding the sovereign debt of a significant number of European Union countries, as well as the continued existence of the European Union itself, have disrupted and may continue to disrupt markets in the U.S. and around the world. If one or more countries leave the European Union or the European Union dissolves, the world’s securities markets likely will be significantly disrupted. Substantial government interventions (e.g., currency controls) also could negatively impact the Funds. War, terrorism, economic uncertainty, and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters, such as the earthquake and tsunami in Japan in early 2011, and systemic market dislocations of the kind surrounding the insolvency of Lehman Brothers in 2008, if repeated, would be highly disruptive to economies and markets, adversely affecting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Funds’ investments. During such market disruptions, the Funds’ exposure to the risks described elsewhere in this “Summary of Principal Risks” section will likely increase. Market disruptions, including sudden government interventions, can also prevent the Funds from implementing their investment programs for a period of time and achieving their investment objectives. For example, a market disruption may adversely affect the orderly functioning of the securities markets and may cause the Funds’ derivatives counterparties to discontinue offering derivatives on some underlying commodities, securities, reference rates, or indices, or to offer them on a more limited basis. To the extent a Fund has focused its

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investments in the stock index of a particular region, adverse geopolitical and other events could have a disproportionate impact on the Fund.

Mortgage-Related and Other Asset- Backed Risk	Most of the underlying bond funds may invest in a variety of mortgage-related and other asset-backed securities, which are subject to certain additional risks. Generally, rising interest rates tend to extend the duration of fixed-rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed-rate mortgage-related securities may involve special risks relating to unanticipated rates of prepayment on the mortgages underlying the securities. This is known as prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because the Fund may have to reinvest that money at the lower prevailing interest rates. The Funds’ investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

The market for mortgage-backed and other asset-backed securities has recently experienced high volatility and a lack of liquidity. As a result, the value of many of these securities has significantly declined. There can be no assurance that these markets will become more liquid or less volatile, and it is possible that the value of these securities could decline further.

Non-U.S. Investment Risk	A Fund that invests in non-U.S. securities may experience more rapid and extreme changes in value than Funds that invest exclusively in securities of U.S. issuers or securities that trade exclusively in U.S. markets. The securities markets of many non-U.S. countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of non-U.S. securities are often not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of non-U.S. countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, market disruption, political changes, security suspensions or diplomatic developments could adversely affect a Fund’s investments in a non-U.S. country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in non-U.S. securities. To the extent that a Fund invests a significant portion of its assets in a particular currency or geographic area, the Fund will generally have more exposure to regional economic risks, including weather emergencies and natural disasters. For example, because certain of the Funds may invest more than 25% of their assets in particular countries, these Funds may be subject to increased risks due to political, economic, social or regulatory events in those countries. Adverse developments in certain regions can also adversely affect securities of other countries whose economies appear to be unrelated. In addition, a Fund’s investments in non-U.S. securities may be subject to withholding and other taxes imposed by countries outside the U.S., which could reduce the return on an investment in a Fund.

REIT and Real Estate-Related Investment Risk	To the extent that a Fund invests in real estate-related investments, such as securities of real estate-related companies, real estate investment trusts (REITs), real estate operating companies (REOCs) and related instruments and derivatives, it will be subject to the risks associated with owning real estate and with the real estate industry generally. These include difficulties in valuing and disposing of real estate, the possibility of declines in the value of real estate, risks related to general and local economic conditions, the possibility of adverse changes in the climate for real estate, environmental liability risks, the risk of increases in property taxes and operating expenses, possible adverse changes in zoning laws, the risk of casualty or condemnation losses, limitations on rents, the possibility of adverse changes in interest rates and in the credit markets and the possibility of borrowers paying off mortgages sooner than expected, which may lead to reinvestment of assets at lower prevailing interest rates. The value of investments in the real estate sector also may be affected by macroeconomic developments, and social and economic trends. To the extent a Fund invests in REITs and/or REOCs, it will also be subject to the risk that a REIT or REOC will default on its obligations or go bankrupt. By investing in REITs and/or REOCs indirectly through a Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of such REITs or REOCs.

Short Selling Risk	Short sales may be used by a Fund for investment and risk management purposes, including when a Sub-Adviser anticipates that the market price of securities will decline or will underperform relative to other securities held in the Fund’s portfolio, or as part of an overall portfolio strategy to minimize the effects of market volatility (i.e., a “market neutral” strategy). Short sales are transactions in which the Fund sells a security or other instrument (such as an option forward, futures or other derivative contract) that it does not own. Short exposure with respect to securities or market segments may also be achieved through the use of derivatives, such as futures on indices or swaps on individual securities. When a Fund engages in a short sale on a security, it must borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to

Prospectus	187

borrow particular securities and be obligated to repay the lender of the security any dividends or interest that accrue on the security during the period of the loan. The amount of any gain from a short sale will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund pays in connection with the short sale. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the securities have appreciated in value, thus resulting in a loss to the Fund. A Fund may, to the extent permitted by law, engage in short sales where it does not own or have the right to acquire the security (or basket of securities) sold short at no additional cost. A Fund’s loss on a short sale could theoretically be unlimited in a case where the Fund is unable, for whatever reason, to close out its short position. The use by a Fund of short sales in combination with long positions in its portfolio in an attempt to improve performance may not be successful and may result in greater losses or lower positive returns than if the Fund held only long positions. It is possible that a Fund’s long equity positions will decline in value at the same time that the value of the securities underlying its short positions increase, thereby increasing potential losses to the Fund. If the Fund is required to return a borrowed security at a time when other short sellers are also required to return the same security, a “short squeeze” can occur, and the Fund may be forced to purchase the security at a disadvantageous price. In addition, a Fund’s short selling strategies may limit its ability to fully benefit from increases in the equity markets. Short selling also involves a form of financial leverage that may exaggerate any losses realized by a Fund that utilizes short sales. See “Leveraging Risk.” Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to a Fund. See “Credit and Counterparty Risk.” To the extent a Fund seeks to obtain some or all of its short exposure by using derivative instruments instead of engaging directly in short sales on individual securities, it will be subject to many of the foregoing risks, as well as to those described under “Derivatives Risk” above.

Smaller Company Risk	The general risks associated with investing in equity securities and liquidity risk are particularly pronounced for securities of companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities, and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. Companies with medium-sized market capitalizations also have substantial exposure to these risks.

Tax Risk	Income from certain commodity-linked investments does not constitute “qualifying income” to a Fund for purposes of the Fund’s qualification as a regulated investment company for U.S. federal income tax purposes. Income from other commodity-linked investments may not constitute qualifying income. If such income were determined not to constitute qualifying income and were to cause a Fund’s nonqualifying income to exceed 10% of the Fund’s gross income for any year, the Fund would be subject to a tax at the Fund level.

Turnover Risk	A change in the securities held by a Fund is known as “portfolio turnover.” Higher portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are taxed as ordinary income when distributed to individual shareholders), and may adversely impact a Fund’s after-tax returns. The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance.

Water-Related Risk	Because the AllianzGI Global Water Fund (for the purposes of this section, the “Fund”) focuses its investments in companies that are substantially engaged in water-related activities, events or factors affecting the sector consisting of companies engaged in such activities (the “water-related resource sector”) will have a greater effect on, and may more adversely affect, the Fund than they would with respect to a fund that is more diversified among a number of unrelated sectors and industries.

Companies in the water-related resource sector may be significantly affected by events relating to international political and economic developments, water conservation, the success of exploration projects, commodity prices and tax and other government regulations. There are substantial differences between the water-related, environmental and other regulatory practices and policies in various jurisdictions, and any given regulatory agency may make major shifts in policy from time to time. Other economic and market developments that may significantly affect companies in the water-related resource sector include, without limitation, inflation, rising interest rates, fluctuations in commodity prices, raw material costs and other operating costs, and competition from new entrants into the sector.

Companies in the water-related resource sector are susceptible to changes in investment in water purification technology globally, and a slackening in the pace of new infrastructure projects in developing or developed countries may constrain such companies’ ability to grow in global markets. Other reductions in demand for clean water, such as significant decreases in world population or increased availability of potable water in arid regions,

188	Allianz Multi-Strategy Funds

may reduce demand for certain products and services provided by companies in the water-related resource sector.

While the water-related resource sector includes established and mature companies, portions of the sector are newly developing and strongly influenced by technological changes. The sector can be significantly affected by the level and volatility of technological change in industries focusing on the quality or availability of or demand for potable and non-potable water. In particular, technological advances can render an existing product, which may account for a substantial portion of a company’s revenue, obsolete. Product development efforts by companies in the sector that are focused on developing newer technologies may not result in viable commercial products, and such companies in the sector typically bear high research and development costs, which can limit their ability to maintain operations during periods of organizational growth or instability. Many companies in the sector are in the early stages of operation and may have limited operating histories and smaller market capitalizations on average than companies in other sectors. As a result of these and other factors, the value of investments in companies in the water-related resource sector tends to be considerably more volatile than that of companies in more established sectors and industries.

Due to its focus on the water-related resource sector, the Fund invests in companies that may share common characteristics, are often subject to similar business risks and regulatory burdens, and whose securities may react similarly to various events and other factors. To the extent it focuses a significant portion of its assets in any particular industry within the water-related resource sector, the Fund is further subject to focused investment risk and is more susceptible to events or factors affecting companies in that particular industry. See “Focused Investment Risk.”

The Fund may also have focused investment risk to the extent that it invests a substantial portion of its assets in a particular country or geographic region. Prolonged drought, floods, weather, disease and other natural disasters, as well as war and political instability, may significantly reduce the ability of companies in the water-related resource sector to maintain or expand their operations or their marketing efforts in affected countries or geographic regions. See “Non-U.S. Investment Risk” and “Emerging Markets Risk.”

To the extent the Fund invests in companies that derive substantial revenues from activities outside the water-related resource sector, those investments may be significantly affected by developments in other industries in which such companies are active. See “Equity Securities Risk” and “Market Risk.”

Additional Risks of Investing in the Funds	In addition to the risks described above, certain of the Funds are newly or relatively recently formed and therefore have limited or no history for investors to evaluate. Certain Funds have recently changed investment strategies and/or portfolio management personnel, and they would not necessarily have achieved the same performance results if the current strategies had been followed and/or the current personnel had been in place. Also, it is possible that newer Funds and smaller-sized Funds may invest in securities offered in initial public offerings and other types of transactions (such as private placements) which, because of the Funds’ size, have a disproportionate impact on the Funds’ performance results. The Funds would not necessarily have achieved the same performance results if their aggregate net assets had been greater.

Variable Distribution Risk	Because a significant portion of securities held by certain underlying bond funds may have variable or floating interest rates, the amounts of the underlying bond fund’s periodic distributions to shareholders are expected to vary with fluctuations in market interest rates. Generally, when market interest rates fall, the amount of the distributions to shareholders will likewise decrease. Because of the nature of distributions received by the underlying stock funds, it is expected that the underlying stock funds, to the extent they make distributions, will make them in varying amounts.

Prospectus	189

Underlying Funds

Because each of the Target Funds intends to invest its assets primarily in Underlying Funds, and each of the Multi-Asset Funds and Global Fundamental Strategy Fund may invest its assets significantly or primarily in Underlying Funds, the following provides a general description of the main investments of, and other information about, the Underlying Funds. Some of the Underlying Funds invest primarily in equity securities while others invest primarily fixed income instruments. Some Underlying Funds invest in both equity and fixed income instruments, and many Underlying Funds may invest in derivatives and other instruments. The fact that an Underlying Fund invests primarily in equity securities, fixed income instruments and/or other securities and instruments is not necessarily determinative of whether the Underlying Fund is categorized as investing primarily in “return-generating” assets or “defensive” assets.

At the discretion of Allianz Global Fund Management and without shareholder approval (though subject to any applicable Fund-specific investment restrictions), the Target Funds, Multi-Asset Funds and Global Fundamental Strategy Fund may invest in additional funds of the Trust, Allianz Funds, PIMCO Equity Series, PIMCO ETF Trust, PIMCO Funds or other affiliated and non-affiliated funds created in the future. The Trust and Allianz Funds are advised by Allianz Global Fund Management. The PIMCO Equity Series, PIMCO ETF Trust and PIMCO Funds are advised by Pacific Investment Management Company LLC (“PIMCO”). PIMCO is affiliated with Allianz Global Fund Management, and is an indirect subsidiary of Allianz Asset Management of America L.P. (“Allianz”). For a more complete description of an Underlying Fund, please see the Statement of Additional Information and such Underlying Fund’s prospectuses, which are available free of charge by telephoning the Distributor at the numbers below.

Summary Description of Underlying Funds	The following provides a concise description of the investment objectives, main investments and other information about each Underlying Fund. The information and tables below list the Underlying Funds in alphabetical order according to the trust of which each Underlying Fund is a series, without regard to the investment strategy the Underlying Fund employs. For additional discussion of the investments and strategies that may be employed by the Funds and the Underlying Funds, see “Characteristics and Risks of Securities and Investment Techniques” below. For more information about these funds, please see the applicable prospectus and Statement of Additional Information. These summaries are qualified in their entirety by reference to the prospectuses and Statements of Additional Information of the applicable funds, which are available free of charge by calling the numbers below:

Allianz Funds and Allianz Funds Multi-Strategy Trust:	1-800-988-8380
PIMCO Funds, PIMCO Equity Series and PIMCO ETF Trust:	1-800-927-4648

Approximate Primary
	Allianz Fund	Investment Objective	Fund Focus	Capitalization Range

Allianz Funds	AllianzGI Emerging Markets Opportunities	Maximum long-term capital appreciation	Emerging market stocks	All capitalizations

	AllianzGI Focused Growth	Capital appreciation	Larger capitalization common stocks	$1 billion or more

	AllianzGI Global Commodity Equity	Long-term capital appreciation	Equity securities of U.S. and non-U.S. natural resources companies	All capitalizations

	AllianzGI Global Small-Cap	Long-term capital appreciation	Equity securities of smaller capitalization U.S. and non-U.S. issuers	Weighted-average market capitalization between 50% and 200% of the weighted-average market capitalization of the MSCI World Small-Cap Index

190	Allianz Multi-Strategy Funds

Approximate Primary
Allianz Fund	Investment Objective	Fund Focus	Capitalization Range

AllianzGI Income & Growth	Total return comprised of current income, current gains and capital appreciation	Combination of common stocks and other equity securities, debt securities and convertible securities	All capitalizations

AllianzGI International Managed Volatility	Maximum long-term capital appreciation	Companies located in developed countries represented in the MSCI EAFE Index	All capitalizations

AllianzGI Large-Cap Growth	Long-term capital appreciation	Large capitalization equity securities	$5 billion or more

AllianzGI Mid-Cap	Long-term capital appreciation	Medium capitalization equity securities	Same as the Russell Midcap Growth Index

AllianzGI NFJ All-Cap Value	Long-term growth of capital and income	Undervalued common stocks in a broad range of capitalizations	All capitalizations

AllianzGI NFJ Dividend Value	Long-term growth of capital and income	Income producing common stocks with potential for capital appreciation	Greater than $3.5 billion

AllianzGI NFJ International Value	Long-term growth of capital and income	Undervalued equity securities of non-U.S. companies with capitalizations greater than $1 billion	Greater than $1 billion

AllianzGI NFJ Large-Cap Value	Long-term growth of capital and income	Undervalued large capitalization common stocks	Market capitalizations that equal or exceed the market capitalization of the 400th largest company represented in the Russell 1000 Index

AllianzGI NFJ Mid-Cap Value	Long-term growth of capital and income	Undervalued medium capitalization common stocks	Between $2 billion and $17.5 billion

AllianzGI NFJ Small-Cap Value	Long-term growth of capital and income	Undervalued small capitalization common stocks	Between $100 million and $3.5 billion

AllianzGI Opportunity	Capital appreciation; no consideration is given to income	Smaller capitalization common stocks	Less than $2 billion

AllianzGI Small-Cap Blend	Long-term capital appreciation	Blend Stocks	Smaller than the largest company in the Russell 2000 Index

AllianzGI Technology	Long-term capital appreciation	Equity securities of U.S. and non-U.S. technology-related companies	Greater than $500 million

AllianzGI U.S. Managed Volatility	Long-term capital appreciation	U.S. large-cap equity securities	Same as the Russell 1000 Index

Prospectus	191

	Allianz Multi-Strategy			Approximate Primary
	Trust Fund	Investment Objective	Fund Focus	Capitalization Range

Allianz Funds Multi-Strategy Trust	AllianzGI Behavioral Advantage Large Cap	Long-term capital appreciation	Large capitalization U.S. common stocks	Large- Capitalization (in the top 1,000 U.S. stocks based on market capitalization)

	AllianzGI Best Styles Global Equity Fund	Long-term capital appreciation	Blend Stocks	All capitalizations

	AllianzGI China Equity	Long-term capital appreciation	Equity securities of Chinese companies	All capitalizations

	AllianzGI Convertible(1)	Maximum total return, consisting of capital appreciation and current income	Convertible securities	All capitalizations

	AllianzGI Disciplined Equity	Long-term capital appreciation	Equity securities of U.S. companies	Greater than $1.5 billion

	AllianzGI Global Managed Volatility	Long-term capital appreciation	Global All Cap Equity securities	Same as the MSCI World Index

	AllianzGI Global Water	Long-term capital appreciation	Equity securities of water-related companies worldwide	All capitalizations

	AllianzGI High Yield Bond(2)	High level of current income and capital growth	Higher yielding fixed income securities	N/A

	AllianzGI International Small-Cap	Maximum long-term capital appreciation	Equity securities of smaller non-U.S. companies	Less than $5 billion

	AllianzGI Micro Cap	Maximum long-term capital appreciation	Micro-capitalization common stocks	Similar to Russell Microcap Growth Index

	AllianzGI NFJ Emerging Markets Value	Long-term capital appreciation.	Equity securities of companies domiciled in emerging market countries	Greater than $500 million

	AllianzGI NFJ Global Dividend Value	Long-term growth of capital and income	Income producing common stocks of U.S. and non-U.S. companies with potential for capital appreciation	In excess of $1 billion

	AllianzGI NFJ International Small-Cap Value	Long-term capital appreciation	Undervalued equity securities of non-U.S. companies with small capitalizations	Between $500 million and $5 billion

	AllianzGI NFJ International Value II	Long-term capital appreciation	Undervalued equity securities of non-U.S. companies with capitalizations greater than $1 billion	Greater than $1 billion

	AllianzGI Redwood	Long-term capital appreciation with a high degree of downside protection and reduced volatility relative to the broad U.S. equity market	U.S. equity and equity related instruments and derivatives	Mid- and large-capitalization (generally in excess of $2 billion)

192	Allianz Multi-Strategy Funds

Allianz Multi-Strategy			Approximate Primary
Trust Fund	Investment Objective	Fund Focus	Capitalization Range

AllianzGI Short Duration High Income	High level of current income	High yield bonds and bank loans	Minimum 80% of assets rated Ba/BB or below

AllianzGI Structured Alpha	Generate attractive risk-adjusted absolute returns through a complete market cycle.	Equity index options	N/A

AllianzGI Ultra Micro Cap	Maximum long-term capital appreciation	Ultra micro-capitalization common stocks	Less than two times the weighted average of Russell Microcap Growth Index

AllianzGI U.S. Emerging Growth	Maximum long-term capital appreciation	Smaller capitalization common stocks	Similar to Russell 2000 Growth Index

AllianzGI U.S. Equity Hedged	Capital appreciation, with added emphasis on the protection of capital during unfavorable market conditions.	U.S. equity securities	Same as S&P 500 Index

(1) The AllianzGI Convertible Fund normally invests at least 80% of its net assets in U.S. securities that are convertible into common stock.
(2) The AllianzGI High Yield Bond Fund normally invests at least 80% of its net assets in U.S. corporate bonds rated below investment grade or unrated and determined to be of similar quality..

	PIMCO Equity			Approximate Primary
	Series Fund	Investment Objective	Fund Focus	Capitalization Range

PIMCO Equity Series	PIMCO EqS Dividend	Current income exceeding average yield on global stocks and secondarily, long-term capital appreciation	Global equity and equity-related securities	All capitalizations

	PIMCO EqS Emerging Markets	Capital appreciation	Equity and equity-related securities economically tied to emerging market countries	All capitalizations

	PIMCO EqS Pathfinder	Capital appreciation	Equity securities of issuers that PIMCO believes are undervalued	All capitalizations

					Non-U.S. Dollar
				Credit	Denominated
	PIMCO Fund(5)	Main Investments	Duration	Quality(1)	Securities(2)

PIMCO Funds	PIMCO California Intermediate Municipal Bond	Intermediate maturity municipal securities (exempt from federal and California income tax)	3–7 years	B to Aaa; max 10% below Baa	0%

	PIMCO California Municipal Bond	Municipal securities (exempt from federal and California income tax)	7–12 years	B to Aaa; max 10% of total assets below Baa	0%

Prospectus	193

Non-U.S. Dollar
			Credit	Denominated
PIMCO Fund(5)	Main Investments	Duration	Quality(1)	Securities(2)

PIMCO California Short Duration Municipal Income	Short to intermediate maturity municipal securities (exempt from federal and California income tax)	≤3 years	Caa to Aaa; max 10% of total assets below Baa	0%

PIMCO Commodities PLUStm Strategy	Commodity-linked derivative instruments backed by an actively managed low volatility bond portfolio	≤1 year	Baa to Aaa; max 10% of total assets below A	0–10% of total assets

PIMCO Commodities PLUStm Short Strategy	Commodity-linked derivative instruments backed by an actively managed low volatility bond portfolio	<1 year	Baa to Aaa; max 10% of total assets below A	0–10% of total assets

PIMCO Commodity-RealReturn Strategy®	Commodity-linked derivative instruments backed by a portfolio of inflation-indexed and other fixed income instruments	≤10 years	B to Aaa; max 10% of total assets below Baa	0–30% of total assets

PIMCO Convertible	Convertible securities	N/A	Max 20% of total assets below B	0–30% of total assets

PIMCO Credit Absolute Return	Broad range of fixed income investments	0 to 6 years	Max 50% of total assets below B–	No limitation

PIMCO Emerging Markets Currency	Currencies or fixed income instruments denominated in currencies of non-U.S. countries	≤8 years	Max 15% of total assets below B	≥80% of assets(3)

PIMCO Diversified Income	Investment grade corporate, high yield and emerging market fixed income instruments	3–8 years	Max 10% of total assets below B	No limitation

PIMCO Emerging Local Bond	Fixed income instruments denominated in currencies of non-U.S. countries	+/– 2 years of its benchmark	Max 15% of total assets below B	≥80% of assets(3)

PIMCO Emerging Markets Corporate Bond	Diversified portfolio of fixed income instruments economically tied to emerging market countries	≤10 years	Max 20% of total assets below Ba	No limitation

PIMCO Emerging Markets Bond	Emerging market fixed income instruments	≤8 years	Max 15% of total assets below B	≥80% of assets(3)

PIMCO EM Fundamental IndexPLUStm TR Strategy	Enhanced RAFI® Emerging Markets Fundamental Index® derivatives backed by a portfolio of fixed income instruments	(–3) to 8 years	B to Aaa; max 10% of total assets below Baa	No limitation

PIMCO Extended Duration	Long-term maturity fixed income instruments	+/– 3 years of its benchmark	B to Aaa; max 10% of total assets below Baa	0–30% of total assets

PIMCO Floating Income	Variable and floating-rate fixed income instruments and their economic equivalents	≤1 year	Caa to Aaa; max 10% of total assets below B	No limitation

194	Allianz Multi-Strategy Funds

Non-U.S. Dollar
			Credit	Denominated
PIMCO Fund(5)	Main Investments	Duration	Quality(1)	Securities(2)

PIMCO Foreign Bond (Unhedged)	Intermediate maturity non-U.S. fixed income instruments	+/– 2 years of its benchmark	B to Aaa; max 10% of total assets below Baa	≥80% of assets(3)

PIMCO Foreign Bond (U.S. Dollar-Hedged)	Intermediate maturity hedged non-U.S. fixed income instruments	+/– 2 years of its benchmark	B to Aaa; max 10% of total assets below Baa	≥80% of assets(3)

PIMCO Fundamental Advantage Total Return Strategy	Long exposure to Enhanced RAFI® 1000 Index hedged by short exposure to S&P 500 Index, backed by a portfolio of fixed income instruments	(–3) to 8 years	B to Aaa; max 10% of total assets below Baa	No limitation

PIMCO Fundamental IndexPLUS® TR	Enhanced RAFI® 1000 Index derivatives backed by a portfolio of fixed income instruments	(–3) to 8 years	B to Aaa; max 10% of total assets below Baa	0–30% of total assets

PIMCO Global Advantage Strategy Bond	U.S. and non-U.S. fixed income instruments	≤8 years	Max 15% of total assets below B	No limitation

PIMCO Global Bond (Unhedged)	U.S. and non-U.S. intermediate maturity fixed income instruments	+/– 2 years of its benchmark	B to Aaa; max 10% of total assets below Baa	No limitation

PIMCO Global Bond (U.S. Dollar Hedged)	U.S. and hedged non-U.S. intermediate maturity fixed income instruments	+/– 2 years of its benchmark	B to Aaa; max 10% of total assets below Baa	0–20% of total assets

PIMCO GNMA	Short and intermediate maturity mortgage-related fixed income securities issued by the Government National Mortgage Association	1–7 years	Baa to Aaa; max 10% of total assets below Aaa	0%

PIMCO Government Money Market	U.S. government securities	≤ 60 days dollar-weighted average maturity	Min 97% of total assets Prime 1; ≤3% of total assets Prime 2	0%

PIMCO High Yield	Higher yielding fixed income securities	+/– 2 years of its benchmark	Min 80% of assets below Baa; max 20% of total assets Caa or below	0–20% of total assets

PIMCO High Yield Municipal Bond	Intermediate to long-term maturity high yield municipal securities (exempt from federal income tax)	4–11 years	No limitation	0%

PIMCO High Yield Spectrum	High yielding fixed income securities	+/– 1 year of its benchmark	No limitation	No limitation

PIMCO Income	Broad range of fixed income instruments	2–8 years	Caa to Aaa; max 50% of total assets below Baa	No limitation

Prospectus	195

Non-U.S. Dollar
			Credit	Denominated
PIMCO Fund(5)	Main Investments	Duration	Quality(1)	Securities(2)

PIMCO International Fundamental IndexPLUS® TR Strategy	Enhanced RAFI® Developed ex-U.S. Fundamental Index derivatives backed by a portfolio of fixed income instruments	(–3) to 8 years	Max 10% of total assets below Baa	No limitation

PIMCO International StocksPLUS® TR Strategy (U.S. Dollar-Hedged)	Non-U.S. equity derivatives backed by a portfolio of fixed income instruments	(–3) to 8 years	B to Aaa; max 10% of total assets below Baa	0–30% of total assets(4)

PIMCO International StocksPLUS® TR Strategy (Unhedged)	Non-U.S. equity derivatives backed by a portfolio of fixed income instruments	(–3) to 8 years	B to Aaa; max 10% of total assets below Baa	0–30% of total assets(4)

PIMCO Investment Grade Corporate Bond	Corporate fixed income securities	+/– 2 years of its benchmark	B to Aaa; max 10% of total assets below Baa	0–30% of total assets

PIMCO Long Duration Total Return	Long-term maturity fixed income instruments	+/– 2 years of its benchmark	B to Aaa; max 10% of total assets below Baa	0–30% of total assets

PIMCO Long-Term Credit	Long-term maturity fixed income instruments	+/– 2 years of its benchmark	B to Aaa; maximum 20% of total assets below Baa	0–30% of total assets

PIMCO Long-Term U.S. Government	Long-term maturity fixed income securities	≥8 years	A to Aaa	0%

PIMCO Low Duration	Short maturity fixed income instruments	1–3 years	B to Aaa; max 10% of total assets below Baa	0–30% of total assets

PIMCO Low Duration II	Short maturity fixed income instruments with quality and non-U.S. issuer restrictions	1–3 years	A to Aaa	0%

PIMCO Low Duration III	Short maturity fixed income instruments with prohibitions on firms engaged in socially sensitive practices	1–3 years	B to Aaa; max 10% of total assets below Baa	0–30% of total assets

PIMCO Moderate Duration	Short and intermediate maturity fixed income securities	+/– 2 years of its benchmark	B to Aaa; max 10% of total assets below Baa	0–30% of total assets

PIMCO Money Market	Money market instruments	≤ 60 days dollar-weighted average maturity	Min 97% of total assets rated Prime 1; ≤3% of total assets rated Prime 2	0%

PIMCO Mortgage-Backed Securities	Short and intermediate maturity mortgage-related fixed income instruments	1–7 years	Baa to Aaa; max 10% of total assets below Aaa	0%

PIMCO Mortgage Opportunities	Mortgage-related assets	(–1) to 8 years	Max 50% of total assets below Baa	No Limitation

196	Allianz Multi-Strategy Funds

				Non-U.S. Dollar
			Credit	Denominated
PIMCO Fund(5)	Main Investments	Duration	Quality(1)	Securities(2)

PIMCO Municipal Bond	Intermediate to long-term maturity municipal securities (exempt from federal income tax)	3–10 years	Ba to Aaa; max 10% of total assets below Baa	0%

PIMCO National Intermediate Municipal Bond	Municipal securities (exempt from federal income tax)	3–9 years	B to Aaa; max 10% of total assets below Baa	0%

PIMCO New York Municipal Bond	Intermediate to long-term maturity municipal securities (exempt from federal and New York income tax)	3–12 years	B to Aaa; max 10% of total assets below Baa	0%

PIMCO RealEstate-RealReturn Strategy	Real estate-linked derivative instruments backed by a portfolio of inflation-indexed and other fixed income instruments	≤10 years	B to Aaa; max 10% of total assets below Baa	0–30% of total assets

PIMCO Real Return	Inflation-indexed fixed income instruments	+/– 3 years of its benchmark	B to Aaa; max 10% of total assets below Baa	0–30% of total assets

PIMCO Real Return Asset	Inflation-indexed fixed income securities	+/– 4 years of its benchmark	B to Aaa; max 20% of total assets below Baa	0–30% of total assets

PIMCO Senior Floating Rate	Portfolio of senior secured loans, senior corporate debt and other senior fixed income instruments	+/– 1 year of its benchmark	Max 5% of total assets below Caa	0–20% of total

PIMCO Short Asset Investment	Short maturity fixed income instruments	≤1.5 years	Baa to Aaa	0%

PIMCO Short Duration Municipal Income	Short to intermediate maturity municipal securities (exempt from federal income tax)	≤3 years	Baa to Aaa	0%

PIMCO Short-Term	Money market instruments and short maturity fixed income instruments	<1 year	B to Aaa; max 10% of total assets below Baa	0–10% of total assets

PIMCO Small Cap StocksPLUS® TR	Russell 2000® Index derivatives backed by a diversified portfolio of fixed income instruments	(–3) to 8 years	B to Aaa; max 10% of total assets below Baa	0–30% of total assets

PIMCO Small Company Fundamental IndexPLUS® TR Strategy	Enhanced RAFI® Small Company Fundamental Index derivatives backed by a portfolio of fixed income instruments	(–3) to 8 years	Max 10% of total assets below Baa	No limitation

PIMCO StocksPLUS®	S&P 500 Index derivatives backed by a portfolio of short-term fixed income instruments	≤1 year	B to Aaa; max 10% of total assets below Baa	0–30% of total assets

Prospectus	197

Non-U.S. Dollar
			Credit	Denominated
PIMCO Fund(5)	Main Investments	Duration	Quality(1)	Securities(2)

PIMCO StocksPLUS Long Duration	S&P 500 Index derivatives backed by a portfolio of actively managed long-term fixed income instruments	+/– 2 years of Barclays Capital Long-Term Government/Credit Index(6)	B to Aaa; max 10% of total assets below Baa	0–30% of total assets

PIMCO StocksPLUS® Total Return	S&P 500 Index derivatives backed by a portfolio of fixed income instruments	(–3) to 8 years	B to Aaa; max 10% of total assets below Baa	0–30% of total assets

PIMCO StocksPLUS® TR Short Strategy	Short S&P 500 Index derivatives backed by a portfolio of fixed income instruments	(–3) to 8 years	B to Aaa; max 10% of total assets below Baa	0–30% of total assets

PIMCO Tax Managed Real Return	Investment grade municipal bonds (including pre-refunded municipal bonds and inflation-indexed securities)	≤8 years for the fixed income portion of the Fund	Baa to Aaa	≤5% of total assets

PIMCO Total Return	Intermediate maturity fixed income instruments	+/– 2 years of its benchmark	B to Aaa; max 10% of total assets below Baa	0–30% of total assets

PIMCO Total Return II	Intermediate maturity fixed income instruments with quality and non-U.S. issuer restrictions	+/– 2 years of its benchmark	Baa to Aaa	0%

PIMCO Total Return III	Intermediate maturity fixed income instruments with prohibitions on firms engaged in socially sensitive practices	+/– 2 years of its benchmark	B to Aaa; max 10% of total assets below Baa	0–30% of total assets

PIMCO Total Return Fund IV	Diversified portfolio of fixed income instruments of varying maturities	+/– 1.5 years of its benchmark	Baa to Aaa	0–15% of total assets

PIMCO Unconstrained Bond	Broad range of fixed income instruments	(–3) to 8 years	Max 40% of total assets below Baa	No limitation

PIMCO Unconstrained Tax Managed Bond	Broad range of fixed income instruments	(–3) to 10 years	Max 40% of total assets of total assets below Baa	0–50% of total assets

PIMCO Worldwide Fundamental Advantage TR Strategy	Derivatives providing exposure to a proprietary global equity market neutral index, backed by a diversified portfolio of short and intermediate maturity fixed income instruments	(–3) to 8 years	Max 10% of total assets below Baa	No limitation

Non-U.S. Dollar
				Credit	Denominated
	PIMCO ETF Trust Fund	Investment Objective	Duration	Quality	Securities

PIMCO ETF Trust	PIMCO Enhanced Short Maturity Strategy	Seeks maximum current income, consistent with preservation of capital and daily liquidity	≤1 Year	Baa to Aaa	No limitation

198	Allianz Multi-Strategy Funds

				Non-U.S. Dollar
			Credit	Denominated
PIMCO ETF Trust Fund	Investment Objective	Duration	Quality	Securities

PIMCO Short Term Municipal Bond Strategy	Seeks attractive tax-exempt income, consistent with preservation of capital	0–3 Years	Baa to Aaa	0%

PIMCO Intermediate Municipal Bond Strategy	Seeks attractive tax-exempt income, consistent with preservation of capital	3 to 8 Years	Baa to Aaa	0%

PIMCO Build America Bond Strategy	Seeks maximum income, consistent with preservation of capital	+/– 2 years of its benchmark	B to Aaa; max 20% of total assets below Baa	0%

PIMCO Total Return Exchange-Traded	Seeks maximum total return, consistent with preservation of capital and prudent investment management	+/– 2 years of its benchmark	B to Aaa; max 10% of total assets below Baa	20%

			Underlying	Non-U.S. Dollar
			Index Duration	Denominated
PIMCO ETF Trust Fund	Investment Objective	Underlying Index	(as of 9/30/12)	Securities

PIMCO 1-3 Year U.S. Treasury Index	To provide total return that closely corresponds, before fees and expenses, to the total return of The BofA Merrill Lynch 1-3 year US Treasury Index	The BofA Merrill Lynch 1–3 Year US Treasury Index	1.89 years	0%

PIMCO 3-7 Year U.S. Treasury Index	To provide total return that closely corresponds, before fees and expenses, to the total return of The BofA Merrill Lynch 3-7 Year US Treasury Index	The BofA Merrill Lynch 3–7 Year US Treasury Index	4.59 years	0%

PIMCO 7-15 Year U.S. Treasury Index	To provide total return that closely corresponds, before fees and expenses, to the total return of The BofA Merrill Lynch 7-15 Year US Treasury Index	The BofA Merrill Lynch 7–15 Year US Treasury Index	7.89 years	0%

PIMCO 25+ Year Zero Coupon U.S. Treasury Index	To provide total return that closely corresponds, before fees and expenses, to the total return of The BofA Merrill Lynch Long US Treasury Principal STRIPS Index	The BofA Merrill Lynch Long US Treasury Principal STRIPS Index	30.13 years	0%

PIMCO Broad U.S. Treasury Index	To provide total return that closely corresponds, before fees and expenses, to the total return of The BofA Merrill Lynch Liquid US Treasury Indexsm	The BofA Merrill Lynch Liquid US Treasury Indexsm	7.75 years	0%

Prospectus	199

			Underlying	Non-U.S. Dollar
			Index Duration	Denominated
PIMCO ETF Trust Fund	Investment Objective	Underlying Index	(as of 9/30/12)	Securities

PIMCO Investment Grade Corporate Bond Index	To provide total return that closely corresponds, before fees and expenses, to the total return of The BofA Merrill Lynch US Corporate Indexsm	The BofA Merrill Lynch US Corporate Indexsm	6.88 years	0%

PIMCO 0-5 Year High Yield Corporate Bond Index	To provide total return that closely corresponds, before fees and expenses, to the total return of The BofA Merrill Lynch 0-5 Year US High Yield Constrained Indexsm	The BofA Merrill Lynch 0-5 Year US High Yield Constrained Indexsm	1.79 years	0%

PIMCO Australia Bond Index	To provide total return that closely corresponds, before fees and expenses, to the total return of The BofAMerrill Lynch Diversified Australia Bond Indexsm	The BofAMerrill Lynch Diversified Australia Bond Indexsm	4.24 years	No limitation

PIMCO Germany Bond Index	To provide total return that closely corresponds, before fees and expenses, to the total return of The BofAMerrill Lynch Diversified Germany Bond Indexsm	The BofA Merrill Lynch Diversified Germany Bond Indexsm	4.30 years	No limitation

PIMCO Canada Bond Index	To provide total return that closely corresponds, before fees and expenses, to the total return of The BofAMerrill Lynch Diversified Canada Government Bond Indexsm	The BofA Merrill Lynch Diversified Canada Government Bond Indexsm	9.25 years	No limitation

Underlying
Index
Average
Maturity
PIMCO ETF Trust Fund	Investment Objective	Underlying Index	(as of 9/30/12)

PIMCO 1-5 Year U.S. TIPS Index	To provide total return that closely corresponds, before fees and expenses, to the total return of The BofA Merrill Lynch 1-5 Year US Inflation-Linked Treasury Index	The BofA Merrill Lynch 1–5 Year US Inflation- Linked Treasury Index	3.10 years

PIMCO Broad U.S. TIPS Index	To provide total return that closely corresponds, before fees and expenses, to the total return of The BofA Merrill Lynch US Inflation-Linked Treasury Index	The BofA Merrill Lynch US Inflation-Linked Treasury Index	9.86 years

200	Allianz Multi-Strategy Funds

Underlying
Index
Average
Maturity
PIMCO ETF Trust Fund	Investment Objective	Underlying Index	(as of 9/30/12)

PIMCO 15+ Year U.S. TIPS Index	To provide total return that closely corresponds, before fees and expenses, to the total return of The BofA Merrill Lynch 15+ Year US Inflation-Linked Treasury Index	The BofA Merrill Lynch 15+ Year US Inflation-Linked Treasury Index	20.61 years

(1) As rated by Moody’s, S&P’s or Fitch, or if unrated, determined by Pacific Investment Management Company to be of comparable quality.

(2) Each PIMCO Fund (except PIMCO Long-Term U.S. Government, PIMCO Total Return II, PIMCO Low Duration II, PIMCO Municipal Bond, PIMCO Short Duration Municipal Income, PIMCO California Intermediate Municipal Bond, PIMCO California Short Duration Municipal Income, PIMCO Government Money Market, PIMCO High Yield Municipal Bond, and PIMCO New York Municipal Bond Fund) may invest beyond these limits in U.S. dollar-denominated securities of non-U.S. issuers.

(3) The percentage limitation relates to securities of non-U.S. issuers denominated in any currency.
(4) Limitation with respect to the Underlying Fund’s fixed income investments. The Underlying Fund may invest without limit in equity securities denominated in non-U.S. currencies.

(5) The investment objective of each PIMCO Funds Underlying Fund (except as provided below) is to seek to realize maximum total return, consistent with preservation of capital and prudent investment management. The “total return” sought by most of the PIMCO Funds Underlying Funds will consist of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security. The investment objective of PIMCO Real Return Fund is to seek to realize maximum real return, consistent with preservation of real capital and prudent investment management. “Real return” is a measure of the change in purchasing power of money invested in a particular investment after adjusting for inflation. The investment objective of each PIMCO Money Market Fund and PIMCO Short-Term Fund is to seek to obtain maximum current income, consistent with preservation of capital and daily liquidity. PIMCO Money Market Fund also attempts to maintain a stable net asset value of $1.00 per share, although there can be no assurance that it will be successful in doing so.

(6) The Barclays Capital Long Term Government Credit Index is an unmanaged index of U.S. Government or investment grade credit securities having a maturity of 10 years or more.

Other Investment Practices of the Underlying Funds	In addition to purchasing the securities listed above under “Fund Focus” or “Main Investments,” some or all of the Underlying Funds may to varying extents: lend portfolio securities; enter into repurchase agreements and reverse repurchase agreements; purchase and sell securities on a when-issued or delayed delivery basis; enter into forward commitments to purchase securities; purchase and write call and put options (including uncovered, or “naked” options) on securities and securities indexes; enter into futures contracts, options on futures contracts and swap agreements; invest in non-U.S. securities; and buy or sell foreign currencies and enter into forward foreign currency contracts. These and the other types of securities and investment techniques used by the Underlying Funds all have attendant risks. The Target Funds are indirectly subject to some or all of these risks to varying degrees because they invest primarily in the Underlying Funds. The Multi-Asset Funds and Global Fundamental Strategy Fund may also be indirectly subject to these risks, to the extent that they invest in the Underlying Funds. For further information concerning the investment practices of and risks associated with the Underlying Funds, please see the Underlying Fund summaries included in the Statement of Additional Information and the Underlying Fund prospectuses, which are available free of charge by calling the phone numbers provided above under “Underlying Funds—Summary Description of Underlying Funds.”

Prospectus	201

Portfolio Holdings

A description of the Trust’s policies and procedures with respect to the disclosure of the Funds’ portfolio holdings, together with additional information about portfolio holdings disclosure, is available in the Trust’s Statement of Additional Information. In addition, the Manager will post each Fund’s portfolio holdings information on the Funds’ website at us.allianzgi.com. The Funds’ website will contain each Fund’s complete schedule of portfolio holdings as of the relevant month end. The information will be posted approximately five (5) business days after the relevant month’s end, and such information will remain accessible on the website until the Trust files its Form N-CSR or Form N-Q with the Securities and Exchange Commission (SEC) for the period that includes the date as of which the website information is current. The Trust’s policies with respect to the disclosure of portfolio holdings are subject to change without notice.

202	Allianz Multi-Strategy Funds

Prior Related Performance Information

A number of the Funds were recently organized and have little performance record of their own. The following tables set forth historical performance information for the institutional accounts managed by AllianzGI U.S. that have substantially similar investment objectives, policies, strategies, risks and investment restrictions as the AllianzGI China Equity Fund, AllianzGI Disciplined Equity Fund, AllianzGI Redwood Fund, AllianzGI Short Duration High Income Fund and AllianzGI Structured Alpha Fund.

The composite data is provided to illustrate the past performance of AllianzGI U.S. and its predecessor advisers and affiliates in managing substantially similar accounts as measured against specified market indices and does not represent the performance of the above-mentioned Funds. The accounts in the Composites are separate and distinct from the Funds; their performance is not intended as a substitute for the Funds’ performance and should not be considered a prediction of the future performance of a Fund or of AllianzGI U.S.

The Composites’ performance data shown below was calculated in accordance with recognized industry standards, consistently applied to all time periods. All returns presented were calculated on a total return basis and include all dividends and interest, accrued income and realized and unrealized gains and losses. All returns reflect the deduction of brokerage commissions and execution costs paid by the institutional private accounts, without provision for federal or state income taxes. “Net of Fees” figures also reflect the deduction of investment advisory fees. Custodial fees, if any, were not included in the calculation. The Composites include all actual discretionary institutional accounts managed by AllianzGI U.S., its predecessor advisers and affiliates for at least one full month that have investment objectives, policies, strategies and risks substantially similar to those of the corresponding Funds. The Composites may include both tax-exempt and taxable accounts and all reinvestment of earnings.

Securities transactions are accounted for on trade date and accrual accounting is utilized. Cash and equivalents are included in performance returns. Monthly returns of the Composites combine the individual accounts’ returns (calculated on a time-weighted rate of return basis that is revalued daily) by asset-weighting each account’s asset value as of the beginning of the month. Annual returns are calculated by geometrically linking the monthly returns. Investors should be aware that the performance information shown below was calculated differently than the methodology mandated by the SEC for registered investment companies.

The institutional accounts that are included in the Composites may be subject to lower expenses than the Funds and are not subject to the diversification requirements, specific tax restrictions and investment limitations imposed on the Funds by the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code. Consequently, the performance results for the Composites may have been less favorable had they been subject to the same expenses as the Funds or had they been regulated as investment companies under the federal securities laws.

The results presented below may not necessarily equate with the return experienced by any particular investor as a result of the timing of investments and redemptions. In addition, the effect of taxes on any investor will depend on such person’s tax status, and the results have not been reduced to reflect any income tax that may have been payable.

Each table below shows the annual total returns for the corresponding Composite, and a broad-based securities market index for periods ended December 31.

AllianzGI U.S.’s Prior				BofA Merrill Lynch
Performance of		Short Duration	Short Duration	1-3 Year
Similar Accounts		High Yield Composite	High Yield Composite	BB US Cash Pay
Relating to AllianzGI	Year	(Net of Fees)	(Gross of Fees)	High Yield Index

Short Duration High Income Fund	Since Inception(1)	6.88%	7.02%	9.16%
	2012	7.69%	7.93%	10.22%
	2011	4.79%	4.90%	4.36%
	2010	7.08%	7.18%	11.67%

(1) Return annualized from 11/1/2009 to 12/31/2012

Prospectus	203

AllianzGI U.S.’s Prior		China Equity	China Equity
Performance of		Composite	Composite	MSCI
Similar Accounts	Year	(Net of Fees)	(Gross of Fees)	China Index

Relating to the AllianzGI China Equity Fund	Since Inception(1)	10.16%	12.14%	8.13%
	Ten-Year Return	18.28%	20.39%	17.90%
	Five-Year Return	-3.01%	-1.27%	-3.51%
	2012	16.33%	18.47%	22.75%
	2011	23.34%	22.03%	18.41%
	2010	13.02%	14.97%	4.63%
	2009	70.08%	72.99%	62.29%
	2008	-49.93%	-48.95%	-50.83%
	2007	60.47%	63.31%	66.24%
	2006	92.50%	95.82%	82.87%
	2005	1.18%	2.99%	19.77%
	2004	3.56%	5.45%	1.89%
	2003	92.93%	96.32%	87.57%
	2002	6.91%	8.88%	-14.05%
	2001	-17.91%	-16.40%	-24.70%
	2000	-16.80%	-15.27%	-30.54%

(1) Return of Composite and Index annualized from 12/31/1997 to 12/31/2012.

AllianzGI U.S.’s Prior		Disciplined	Disciplined
Performance of		U.S. Core Composite	U.S. Core Composite	S&P 500
Similar Accounts	Year	(Net of Fees)	(Gross of Fees)	Index

Relating to the AllianzGI Disciplined Equity Fund	Since Inception(1)	10.18%	10.54%	7.97%
	Ten-Year Return	8.47%	8.85%	7.10%
	Five-Year Return	1.91%	2.26%	1.66%
	2012	9.81%	10.32%	16.00%
	2011	-0.46%	-0.09%	2.11%
	2010	14.42%	14.78%	15.06%
	2009	41.14%	41.50%	26.46%
	2008	-37.73%	-37.55%	-37.00%
	2007	11.16%	11.52%	5.49%
	2006	15.28%	15.68%	15.79%
	2005	12.10%	12.54%	4.91%
	2004	12.69%	13.13%	10.88%
	2003	26.73%	27.13%	28.68%
	2002	-24.16%	-23.88%	-22.10%
	2001	-6.95%	-6.52%	-11.89%
	2000	5.04%	5.52%	-9.10%

(1) Return of Composite and Index annualized from 1/31/1994 to 12/31/2012.

AllianzGI U.S.’s Prior		Redwood Equity	Redwood Equity	BofA Merrill Lynch
Performance of		Composite	Composite	3-Month U.S. Treasury	S&P 500
Similar Accounts	Year	(Net of Fees)(2)	(Gross of Fees)(2)	Bill Index	Index

Relating to the AllianzGI Redwood Fund	Since Inception(1)	8.66%	9.39%	0.16%	12.23%
	2012	6.18%	6.90%	0.11%	16.00%
	2011	-3.08%	-2.50%	0.10%	2.11%
	2010	12.42%	12.42%	0.13%	15.06%
	2009	24.53%	24.53%	0.21%	26.46%

(1) Composite inception date: October 31, 2008.

(2) The only account in the composite is seed capital and no fees are charged on this account.

AllianzGI U.S.’s Prior		Absolute Yield	Absolute Yield	BofA Merrill Lynch
Performance of		Composite	Composite	U.S. 3-Month Treasury
Similar Accounts	Year	(Gross of Fees)	(Net of Fees)	Bill Index

Relating to the AllianzGI Structured Alpha Fund	Annualized Since Inception(1)	8.19%	6.35%	1.85%
	Annualized 3 Year	5.66%	4.12%	0.11%
	Annualized 5 Year	4.83%	3.66%	0.52%
	2012	7.64%	5.33%	0.11%
	2011	1.06%	1.09%	0.10%
	2010	8.43%	6.00%	0.13%
	2009	16.06%	11.09%	0.21%
	2008	-7.54%	-4.53%	2.06%
	2007	17.79%	13.84%	5.00%
	2006	15.15%	11.95%	4.85%

(1) Return of Composite and Index annualized from 9/1/2005 to 12/31/2012.

204	Allianz Multi-Strategy Funds

Management of the Funds

Investment Manager	Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management” or the “Manager”) serves as the investment manager for all of the Funds. In this capacity, the Manager provides investment advisory and certain administrative services to all Funds, and has special arrangements to provide or procure essentially all administrative services required by the Target Date Funds (defined below) as described under “Management of the Funds.” Subject to the supervision of the Trust’s Board of Trustees, Allianz Global Fund Management is responsible for managing, either directly or through others selected by it, the investment activities of the Funds and the Funds’ business affairs and other administrative matters.

The Manager is located at 1633 Broadway, New York, New York 10019. Organized in 2000, the Manager provides investment management and advisory services to open-end mutual funds and closed-end funds. The Manager is a wholly-owned indirect subsidiary of Allianz Asset Management of America L.P. (“Allianz”) and of Allianz SE, a publicly-traded European insurance and financial services company. As of September 30, 2013, the Manager had approximately $55.2 billion in assets under management.

The Manager has retained investment management firms (“Sub-Advisers”) to manage each Fund’s investments. See “Sub-Advisers” below. The Manager may retain affiliates to provide various administrative and other services required by the Funds.

Management Fees	The advisory and administrative arrangements of AllianzGI Retirement 2015 Fund, AllianzGI Retirement 2020 Fund, AllianzGI Retirement 2025 Fund, AllianzGI Retirement 2030 Fund, AllianzGI Retirement 2035 Fund, AllianzGI Retirement 2040 Fund, AllianzGI Retirement 2045 Fund, AllianzGI Retirement 2050 Fund, AllianzGI Retirement 2055 Fund and AllianzGI Retirement Income Fund (together, the “Target Date Funds”) differ from those of the other Funds, as described below.

All Funds Other Than Target Date Funds. Each Fund pays a monthly management fee to the Manager in return for managing, either directly or through others selected by it, the investment activities of the Fund and the Fund’s business affairs and other administrative matters. In addition to the fees of the Manager, each Fund pays all other costs and expenses of its operations, including, without limitation, compensation of its Trustees (other than those affiliated with the Manager), custodial expenses, shareholder servicing expenses, transfer agency expenses, sub-transfer agency expenses, dividend disbursing expenses, legal fees, expenses of an independent registered public accounting firm, expenses of preparing, printing and distributing proxy statements and reports to governmental agencies, and taxes, if any.

Target Date Funds. Each Target Date Fund pays for the advisory and administrative services it requires under what is essentially an all-in fee structure. Each Target Date Fund pays a monthly advisory fee to the Manager in return for managing, either directly or through others selected by it, the investment activities of the Fund. In addition, pursuant to a separate administration agreement, each share class of each Target Date Fund pays a monthly administrative fee to the Manager in return for managing the Fund’s business affairs and other administrative matters, as well as for providing or procuring, at the Manager’s expense, essentially all other administrative and related services required for the operations of the Fund and such share class (i.e., generally, the services giving rise to the other costs and expenses that are borne directly by Funds other than the Target Date Funds as described in the prior paragraph). See “Administrative Fees.” While each Target Date Fund pays fees under separate agreements for the advisory and administrative services it requires, these services are provided in a “suite of services” that are essential to the daily operations of the Target Date Funds.

All Funds. The Manager (and not the Fund) pays a portion of the management fees it receives to the Sub-Advisers in return for their services.

During the fiscal year ended November 30, 2012 (except as noted), the Funds paid monthly management fees to the Manager at the following annual rates (stated as a percentage of the average daily net assets of each Fund taken separately):

Allianz Multi-Strategy Fund	Management Fees

AllianzGI Convertible Fund	0.57%
AllianzGI Global Managed Volatility Fund	0.40%
AllianzGI High Yield Bond Fund	0.48%
AllianzGI International Small-Cap Fund	1.00%
AllianzGI Micro Cap Fund	1.25%
AllianzGI Ultra Micro Cap Fund	1.50%
AllianzGI Behavioral Advantage Large Cap Fund	0.40%
AllianzGI China Equity Fund	1.10%
AllianzGI Disciplined Equity Fund(2)	0.63%
AllianzGI Dynamic Emerging Multi-Asset Fund(1)	0.90%
AllianzGI Global Allocation Fund(3)	0.15%

Prospectus	205

Allianz Multi-Strategy Fund	Management Fees

AllianzGI Global Fundamental Strategy Fund(1)	0.75%
AllianzGI Global Growth Allocation Fund(3)	0.15%
AllianzGI Global Water Fund	0.95%
AllianzGI Multi-Asset Real Return Fund(1)	0.75%
AllianzGI NFJ Emerging Markets Value Fund(1)	1.00%
AllianzGI NFJ Global Dividend Value Fund(4)	0.81%
AllianzGI NFJ International Small-Cap Value Fund	0.95%
AllianzGI NFJ International Value II Fund	0.80%
AllianzGI Redwood Fund	1.00%
AllianzGI Retirement 2015 Fund	0.05%
AllianzGI Retirement 2020 Fund	0.05%
AllianzGI Retirement 2025 Fund	0.05%
AllianzGI Retirement 2030 Fund	0.05%
AllianzGI Retirement 2035 Fund	0.05%
AllianzGI Retirement 2040 Fund	0.05%
AllianzGI Retirement 2045 Fund	0.05%
AllianzGI Retirement 2050 Fund	0.05%
AllianzGI Retirement 2055 Fund	0.05%
AllianzGI Retirement Income Fund	0.05%
AllianzGI Short Duration High Income Fund	0.48%
AllianzGI Structured Alpha Fund(1)	1.25%
AllianzGI U.S. Emerging Growth Fund	0.90%
AllianzGI U.S. Equity Hedged Fund(1)	0.70%

(1) The Fund recently commenced investment operations as a series of the Trust and, as a result, management fees paid to AGIFM during the most recently completed fiscal year are not available. The fee rate presented in this table reflects the management fee payable for the current fiscal year.

(2) The management fee was lowered from 0.70% to 0.60% on April 1, 2012.

(3) The Manager has contractually agreed to irrevocably waive a portion of its management fee equal to 0.70% of the average daily net assets of the Fund that are attributable to investments in either Underlying Funds or Other Acquired Funds. This waiver with respect to investments in Underlying Funds and Other Acquired Funds for which the Manager or an affiliated person thereof serves as investment adviser is terminable only by the Board of Trustees of the Trust, and the waiver with respect to investments in unaffiliated Other Acquired Funds will continue through at least March 31, 2014.

(4) The management fee was lowered from 0.85% to 0.80% on April 1, 2012.

Except as noted below, a discussion regarding the basis for the Board of Trustees’ approval of the investment management agreement between Allianz Global Fund Management and each Fund and the sub-advisory agreements between Allianz Global Fund Management and each Sub-Adviser with respect to each applicable Fund is available in the Funds’ most recent semi-annual report to shareholders for the six month period ended May 31.

A discussion regarding the basis for the initial approval by the Board of Trustees of the investment management agreement between Allianz Global Fund Management and the AllianzGI Global Fundamental Strategy Fund and the sub-advisory agreement between Allianz Global Fund Management and AllianzGI U.S. with respect to the AllianzGI Global Fundamental Strategy Fund will be available in the annual report to shareholders for the fiscal period ending November 30, 2013.

A discussion regarding the basis for the initial approval by the Board of Trustees of the investment management agreement between Allianz Global Fund Management and the AllianzGI Best Styles Global Equity Fund and the subadvisory agreement between Allianz Global Fund Management and AllianzGI U.S. with respect to the AllianzGI Best Styles Global Equity Fund will be available in the semi-annual report to shareholders for the fiscal period ended May 31, 2014.

Administrative Fees for the Target Date Funds. Each Target Date Fund pays for the administrative services it requires under what is essentially an all-in fee structure. Class A, Class C and Class R shareholders of each Fund pay an administrative fee to the Manager, computed as a percentage of the Fund’s average daily net assets attributable in the aggregate to those classes of shares. The Manager, in turn, provides or procures administrative services for Class A, Class C and Class R shareholders and also bears the costs of most third-party administrative services required by the Target Date Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs, as well as fees and expenses of the Trust’s disinterested Trustees and their counsel. The Target Date Funds do bear other expenses that are not covered by the administrative fee and that may vary and affect the total level of expenses borne by Class A, Class B, Class C and Class R shareholders, such as taxes and governmental fees, brokerage fees, commissions and other transaction expenses, costs of borrowing money, including interest expenses, and extraordinary expenses (such as litigation and indemnification expenses).

The Manager expects to realize losses on these administration arrangements for the Target Date Funds for the foreseeable future (i.e., the cost to the Manager of providing the administrative services is expected to exceed the administrative fees paid to the Manager). However, because the costs borne by the Manager include a fixed

206	Allianz Multi-Strategy Funds

component, the Manager will benefit from economies of scale if assets under management increase and it is therefore possible that the Manager may realize a profit on the administrative fees in the future.

Class A, Class C and Class R shareholders of the Funds pay the Manager monthly administrative fees at an annual rate of 0.30% (stated as a percentage of the average daily net assets attributable in the aggregate to the Fund’s Class A, Class C, and Class R shares).

Management Fee Waiver and Expense Limitation Arrangements	Management Fee Waiver. For each of the AllianzGI Global Allocation Fund and the AllianzGI Global Growth Allocation Fund, the Manager has contractually agreed to waive a portion of its Management Fee with respect to Fund assets that are attributable to investments in Underlying Funds or Other Acquired Funds, such that the unwaived fee amount paid with respect to such assets equals 0.15% of the portion of the average daily net assets of the Fund attributable to investments in Underlying Funds or Other Acquired Funds. This waiver with respect to investments in Underlying Funds and Other Acquired Funds for which the Manager or an affiliated person thereof serves as investment adviser is terminable only by the Board of Trustees of the Trust, and the waiver with respect to investments in unaffiliated Other Acquired Funds will continue through at least March 31, 2014. This waiver does not apply to net assets of each Fund not invested in shares of Underlying Funds or Other Acquired Funds (e.g., direct investments in other securities and instruments).

Expense Limitation Arrangements. For certain Funds, the Manager has contractually agreed to expense limitation arrangements as specified under “Fees and Expenses of the Fund” in the Fund Summary of each such Fund. Specifically, the Manager will waive its Management Fee or reimburse the Fund until the date indicated to the extent that Total Annual Fund Operating Expenses (after application of any additional fee waiver as described above) including the payment of organizational expenses, but excluding interest, tax and extraordinary expenses, Acquired Fund Fees and Expenses (except in the case of the Target Date Funds, for which Acquired Fund Fees and Expenses are included) (as calculated in accordance with the 1940 Act), and certain credits and other expenses, exceed the amount specified for each share class of the Fund as a percentage of average net assets. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties. Acquired Fund Fees and Expenses for a Fund are based upon an estimated allocation of the Fund’s assets among the Other Acquired Funds and Institutional Class shares of the Underlying Funds. Acquired Fund Fees and Expenses will vary with changes in the expenses of the Underlying Funds and Other Acquired Funds, as well as the allocation of the Fund’s assets, and may be higher or lower than those shown below. For a listing of the expenses associated with each Underlying Fund for its most recent fiscal year, please see “Underlying Fund Expenses” below.

Sub-Advisers	Each Sub-Adviser has full investment discretion and makes all determinations with respect to the investment of a Fund’s assets, subject to the general supervision of the Manager and the Board of Trustees. The following provides summary information about each Sub-Adviser, including the Funds it manages.

Sub-Adviser*	Allianz Multi-Strategy Fund(s)

Allianz Global Investors U.S. LLC (“AllianzGI U.S.”) 600 West Broadway San Diego, CA 92101	AllianzGI Convertible, AllianzGI Global Allocation, AllianzGI Global Growth Allocation, AllianzGI Global Managed Volatility, AllianzGI High Yield Bond, AllianzGI Micro Cap, AllianzGI Retirement 2015, AllianzGI Retirement 2020, AllianzGI Retirement 2025, AllianzGI Retirement 2030, AllianzGI Retirement 2035, AllianzGI Retirement 2040, AllianzGI Retirement 2045, AllianzGI Retirement 2050, AllianzGI Retirement 2055, AllianzGI Retirement Income, AllianzGI Structured Alpha, AllianzGI Ultra Micro Cap, AllianzGI U.S. Emerging Growth and AllianzGI U.S. Equity Hedged Funds

555 Mission Street, Suite 1700 San Francisco, CA 94105	AllianzGI China Equity, AllianzGI Disciplined Equity, AllianzGI Dynamic Emerging Multi-Asset, AllianzGI Global Fundamental Strategy, AllianzGI Global Water, AllianzGI International Small-Cap, AllianzGI Multi-Asset Real Return, AllianzGI Redwood and AllianzGI Short Duration High Income Funds

NFJ Investment Group LLC (“NFJ”) 2100 Ross Avenue, Suite 700 Dallas, TX 75201	AllianzGI NFJ Emerging Markets Value, AllianzGI NFJ Global Dividend Value, AllianzGI NFJ International Small-Cap Value, AllianzGI NFJ International Value II Funds (the “NFJ Funds”)

Fuller & Thaler Asset Management, Inc. (“Fuller & Thaler”) 411 Borel Avenue, Suite 300 San Mateo, CA 94402	AllianzGI Behavioral Advantage Large Cap Fund

* Each of the Sub-Advisers, except Fuller & Thaler, is affiliated with the Manager.

The following provides additional information about each Sub-Adviser and the individual portfolio manager(s) who have or share primary responsibility for managing the Funds’ investments. For each Fund, the Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities of the Funds they manage.

Prospectus	207

AllianzGI U.S.	AllianzGI U.S. is registered as an investment adviser with the SEC and is organized as a Delaware limited liability company. Its principal place of business is located at 600 West Broadway, San Diego, California 92101. AllianzGI U.S. also has offices located at 1633 Broadway, New York, New York 10019, 555 Mission Street, San Francisco, California 94105 and 4250 Executive Square, Suite 400, La Jolla, California 92037.

AllianzGI U.S. provides investment management services across a broad class of assets including equity, fixed income, futures and options, convertibles and other securities and derivative instruments. AllianzGI U.S.’s primary business is to provide discretionary advisory services to institutional clients through its separate account management services. In addition, AllianzGI U.S. provides discretionary investment advisory services to a variety of commingled funds (including SEC registered open-end investment companies, SEC registered closed-end investment companies and other commingled funds that are not registered with the SEC), which may be sponsored or established by AllianzGI U.S., its affiliates or by unaffiliated third parties. AllianzGI U.S. also participates as a non-discretionary investment adviser providing investment models to unaffiliated third parties. As of September 30, 2013, AllianzGI U.S. had assets under management of $43.5 billion.

In addition to the advisory-related services noted above, AllianzGI U.S. also provides administration and legal/compliance oversight services, as well as global client service, marketing and sales support to NFJ Investment Group LLC.

The individuals at AllianzGI U.S. listed below have or share primary responsibility for the day-to-day management of the noted Funds.

	Portfolio
Allianz Fund	Managers	Since	Recent Professional Experience

AllianzGI Convertible Fund	Douglas G. Forsyth, CFA	1994*	Mr. Forsyth, CFA, is a portfolio manager, a managing director and CIO Fixed Income US with Allianz Global Investors. He is the head of the Income and Growth Strategies team. Mr. Forsyth has portfolio management, trading and research responsibilities, and oversees all aspects of the Income and Growth platform’s business, including product development and implementation. He has more than 20 years of investment-industry experience. Before joining the firm in 1994, Mr. Forsyth was an analyst at AEGON USA. He has a B.B.A. from the University of Iowa.

	Justin Kass, CFA	2003*	Mr. Kass, CFA, is a portfolio manager and managing director with Allianz Global Investors, which he joined in 2000. He has portfolio management and research responsibilities for the Income and Growth Strategies team. Mr. Kass has more than 15 years of investment-industry experience. He has a B.S. from the University of California, Davis, and an M.B.A. from the UCLA Anderson School of Management.

AllianzGI Global Managed Volatility Fund	Kunal Ghosh	2011	Mr. Ghosh is a portfolio manager and director with Allianz Global Investors, which he joined in 2006. He is head of the Systematic team and has more than 10 years of investment-industry experience. Mr. Ghosh was previously a research associate and portfolio manager for Barclays Global Investors, where he built and implemented models for portfolio management. Before that, he was a quantitative analyst for the Cayuga Hedge Fund. He has a B.Tech. from the Indian Institute of Technology, an M.S. in material engineering from the University of British Columbia and an M.B.A. from Cornell University.

	Mark P. Roemer	2013	Mr. Roemer is a portfolio manager and director with Allianz Global Investors, which he joined in 2001. He has portfolio-management and research responsibilities for the Systematic team. Mr. Roemer has more than 18 years of investment-industry experience. He previously worked at Barclays Global Investors as a principal and a US equity product manager, and at Kleinwort Benson Investment Management of London. Mr. Roemer has a B.S. from Virginia Tech, an M.S. from Stanford University and a master’s in finance from the London Business School.

	Steven Tael, PhD, CFA	2013	Mr. Tael, Ph.D., CFA, is a portfolio manager and vice president with Allianz Global Investors, which he joined in 2005. He has portfolio-management and research responsibilities with the Systematic team. Mr. Tael has 17 years of investment-industry experience and previously worked at Mellon Capital Management Corporation, Affinicorp USA and Bank of America. He has a B.S. and an M.A. from the University of California at Santa Barbara, and a Ph.D. in applied mathematics and statistics from SUNY at Stony Brook.

AllianzGI High Yield Bond Fund	Douglas G. Forsyth, CFA	1996* (Inception)	See above.

208	Allianz Multi-Strategy Funds

Portfolio
Allianz Fund	Managers	Since	Recent Professional Experience

	William L. Stickney	1999*	Mr. Stickney is a portfolio manager and managing director with Allianz Global Investors, which he joined in 1999. He has portfolio-management and research responsibilities for the Income and Growth Strategies team. Mr. Stickney has 24 years of investment-industry experience. He was previously a vice president of institutional fixed-income sales with ABN AMRO, Inc.; before that, he worked for Cowen & Company and Wayne Hummer & Company. Mr. Stickney has a B.S. from Miami University, Ohio, and an M.B.A. from the Kellogg School of Management, Northwestern University.

AllianzGI Micro Cap Fund	K. Mathew Axline, CFA	2010	Mr. Axline, CFA, is a portfolio manager and director with Allianz Global Investors, which he joined in 2004. He has portfolio-management and research responsibilities for the US Small Cap Growth team. Mr. Axline has more than 14 years of investment-industry experience. He was previously an associate with Pescadero Ventures, LLC, a business development manager for Icarian, Inc. and a wealth-management advisor with Merrill Lynch, Pierce, Fenner & Smith. Mr. Axline has a B.S. from The Ohio State University and an M.B.A. from Indiana University’s Kelley School of Business.

	Robert S. Marren	2007*	Mr. Marren is a portfolio manager and managing director with Allianz Global Investors, which he joined in 2007. He has portfolio-management and research responsibilities on the US Small Cap Growth team. Mr. Marren has more than 23 years of investment-industry experience and was previously the director of research and a portfolio manager for Duncan-Hurst Capital Management, and an assistant manager of corporate finance for Hughes Aircraft Company. Mr. Marren has a B.A. from the University of California, San Diego, and a M.B.A. from Duke University, Fuqua School of Business.

	John C. McCraw	1995* (Inception)	Mr. McCraw is a portfolio manager and managing director with Allianz Global Investors, which he joined in 1992. He oversees portfolio management and research for the US Small Cap Growth team. Mr. McCraw has more than 22 years of investment-industry experience. He was previously a branch manager and loan officer with Citizens & Southern National Bank. Mr. McCraw has a B.A. from Flagler College and an M.B.A. from the Paul Merage School of Business, University of California, Irvine.

	Stephen Lyford	2013	Mr. Lyford is a portfolio manager and a Director with Allianz Global Investors, which he joined in 2005. He has portfolio-management and research responsibilities for the US Small Cap Growth team. Mr. Lyford has more than 12 years of investment-industry experience. He was previously a co-analyst for small- and micro-cap portfolios with Duncan-Hurst Capital Management; before that, he worked with Trammel Crow. Mr. Lyford has a B.B.A. and a B.S. from Southern Methodist University, and an M.B.A. from the UCLA Anderson School of Management.

AllianzGI Structured Alpha Fund	Greg P. Tournant (Lead)	2012 (Inception)	Mr. Tournant is a portfolio manager, a managing director and CIO US Structured Products with Allianz Global Investors, which he joined in 2001. He is head of the Structured Products team and has more than 20 years of investment-industry experience. Mr. Tournant was previously co-CIO at Innovative Options Management, a senior research analyst at Eagle Asset Management, a strategy consultant for McKinsey & Co. and a sell-side research analyst for Raymond James. He has a B.S. from Trinity University and an M.B.A. from the Kellogg School of Business at Northwestern University.

	Stephen G. Bond-Nelson	2012 (Inception)	Mr. Bond-Nelson is a portfolio manager and director with Allianz Global Investors, which he joined in 1999. He has portfolio-management and research responsibilities for the Structured Products team. Mr. Bond-Nelson has more than 20 years of investment-industry experience. He has a B.S. from Lehigh University and an M.B.A. from Rutgers University.

	Trevor Taylor	2012 (Inception)	Mr. Taylor is a portfolio manager and director with Allianz Global Investors, which he joined in 2008. He has portfolio-management and research responsibilities for the Structured Products team, and has more than 14 years of investment-industry experience. He was previously co-CIO at Innovative Options Management, where he managed an equity-index option-based hedge fund and option programs on several open-end mutual funds. Before that, he was CIO at TLT Atlantic Asset Management and TLT Capital Corp. Mr. Taylor has a B.A. from the University of Florida.

AllianzGI Ultra Micro Cap Fund	K. Mathew Axline, CFA	2010	See above.

	Robert S. Marren	2008* (Inception)	See above.

	John C. McCraw	2008* (Inception)	See above.

	Stephen Lyford	2013	See above.

Prospectus	209

Portfolio
Allianz Fund	Managers	Since	Recent Professional Experience

AllianzGI U.S. Emerging Growth Fund	K. Mathew Axline, CFA	2010	See above.

	Robert S. Marren	2007*	See above.

	John C. McCraw	1993*	See above.

	Stephen Lyford	2013	See above.

AllianzGI U.S. Equity Hedged Fund	Greg P. Tournant (Lead)	2012 (Inception)	See above.

	Stephen G. Bond-Nelson	2012 (Inception)	See above.

	Trevor Taylor	2012 (Inception)	See above.

AllianzGI China Equity Fund	Christina Chung, CFA	2010 (Inception)	Ms. Chung, CFA, CMA, is a senior portfolio manager with Allianz Global Investors. She heads the Greater China team and has 23 years of investment-industry experience. Before joining the firm in 1998, Ms. Chung was a senior portfolio manager with Royal Bank of Canada Investment Management, a portfolio manager with Search International and an economist with HSBC Asset Management. Ms. Chung has a B.A. from Brock University and an M.A. in economics from the University of Alberta.

AllianzGI Disciplined Equity Fund	Steven J. Berexa, CFA	2013	Mr. Berexa, CFA, is a senior portfolio manager and managing director with Allianz Global Investors, which he joined in 1997. He is the global head of research and was previously the US director of research and the head of the US tech team. Mr. Berexa has 26 years of investment-industry experience and previously worked at Prudential and Chancellor/LGT Asset Management. Mr. Berexa has a B.S.E.E. and an M.B.A. from Duke University, where he studied electrical engineering and computer science. He is a CFA charterholder.

AllianzGI Dynamic Emerging Multi-Asset Fund	Stefan Nixel, CFA (Lead)	2012 (Inception)	Mr. Nixel, CFA, CAIA, is a portfolio manager and director with Allianz Global Investors, which he joined in 2004. He has portfolio management, research and product-development responsibilities on the Multi Asset-Multi Strategy team. Mr. Nixel has 12 years of investment-industry experience and previously worked on the quantitative portfolio-management team at Deka. He has a B.S. in international financial management from the University of Nuertingen and an M.S. in quantitative finance from the Frankfurt School of Finance & Management.

	Dr. Zijian Yang	2012 (Inception)	Dr. Yang is a portfolio manager with Allianz Global Investors, which he joined in 2008. He manages multi-asset portfolios for several institutional mandates and is involved with the research and development of investment strategies on the Multi Asset-Multi Strategy team. He has six years of investment-industry experience. Mr. Yang was previously in academic research at the University of Essex, UK, specializing in portfolio optimization. He has a Ph.D. in computational finance from the University of Essex.

	Giorgio Carlino	2012 (Inception)	Mr. Carlino is a portfolio manager with Allianz Global Investors, which he joined in 2002. He is on the Multi Asset-Multi Strategy team and was previously a private-client portfolio manager, responsible for multi-manager selection. Mr. Carlino has 11 years of investment-industry experience. Before joining the firm, he was in fund management at Commerzbank AM. Mr. Carlino has a degree in economics and finance from La Sapienza University in Rome, and a master’s degree in portfolio management and asset allocation from the Department of Statistics at the University of Bologna.

AllianzGI Global Water Fund	Andreas Fruschki, CFA (Lead)	2008 (Inception)	Mr. Fruschki, CFA, is the lead portfolio manager and an analyst at Allianz Global Investors, which he joined in 2007. He has eight years of investment-industry experience. Mr. Fruschki previously worked at the Berlin Court of Appeal, PriceWaterhouseCoopers, the German Chamber of Commerce and Berlin’s City Development Department. He also worked as a consultant in the corporate-finance practice at PriceWaterhouseCoopers in Hamburg. Mr. Fruschki has an M.B.A. from the University of Western Sydney and a law degree from Humboldt University in Berlin.

AllianzGI International Small-Cap Fund	Andrew Neville (Lead)	2012	Mr. Neville is a portfolio manager and director with Allianz Global Investors, which he joined in 2004. He specializes in UK small and mid-cap company portfolios and has responsibility for analyzing the mid-cap universe for the Mid-Cap, Growth, High Alpha and Core investment strategies. Mr. Neville has 15 years of investment-industry experience. He previously worked as a portfolio manager at Baring Asset Management, trained as a portfolio manager at AIB Govett Asset Management and worked as an audit manager for Deloitte & Touche. Mr. Neville has a B.S. in civil engineering from Imperial College London.

210	Allianz Multi-Strategy Funds

	Portfolio
Allianz Fund	Managers	Since	Recent Professional Experience

	Bjoern Mehrmann	2012	Mr. Mehrmann is a portfolio manager with Allianz Global Investors, which he joined in 2001. He has responsibilities on the European equities mid/small cap team. Mr. Mehrmann has 11 years of investment-industry experience. He has a B.S. in computer science from James Madison University and a master’s in business administration from EBS International University Schloss Reichartshausen.

	Dennis Lai	2012	Mr. Lai is a senior portfolio manager with Allianz Global Investors. He has 18 years of investment-industry experience. Before joining the firm in 2003, he was a research analyst with Cazenove Asia, an investment manager with Special Assets Ltd. and chief financial officer for Bridestowe Estates Pty Ltd. Before that, he worked in accounting and corporate finance for Anglo Chinese Corporate Finance Ltd., Citicorp and Price Waterhouse. He has a master’s degree in finance from the University of New South Wales in Sydney, Australia.

	Frank Hansen	2012	Mr. Hansen, CFA, is a portfolio manager with Allianz Global Investors, which he joined in 1999. He is the head of the European small-cap equities team and has 25 years of investment-industry experience. Mr. Hansen previously worked at UBS Frankfurt in the private banking division; he also worked at UBS Zurich as a portfolio manager for institutional accounts and a financial analyst for German small caps. Before that, he worked at Dresdner Bank in the institutional asset-management division, with special responsibility for European small caps. Mr. Hansen has an M.B.A. from the University of Hamburg.

	Koji Nakatsuka	2012	Mr. Nakatsuka, CFA, is a portfolio manager with Allianz Global Investors. He has 13 years of investment-industry experience. Before joining the firm in 2005, he managed the mid/small cap investment trust for Goldman Sachs Asset Management.

AllianzGI Multi-Asset Real Return Fund	Dr. Michael Stamos (Lead)	2012 (Inception)	Dr. Stamos, CFA, is a portfolio manager with Allianz Global Investors, which he joined in 2007. He has been part of the Multi Asset-Multi Strategy team since 2007, overseeing balanced mandates for institutional and retail clients. Dr. Stamos has nine years of investment-industry experience. He was previously a researcher at the Institute of Investment, Portfolio Management and Pension Finance at the University of Frankfurt, where he obtained his Ph.D. in Finance.

	Giorgio Carlino	2012 (Inception)	See above.

	Dr. Zijian Yang	2012 (Inception)	See above.

AllianzGI Redwood Fund	Todd G. Hawthorne*	2010 (Inception)	Mr. Hawthorne is a portfolio manager and director with Allianz Global Investors, which he joined in 2006. He has more than 16 years of investment-industry experience, including extensive experience in both equity derivatives and in fundamental equity analysis. Mr. Hawthorne previously worked at RS Investments as the head of equity derivative strategy and at Deutsche Bank as vice president of equity derivatives trading. He has a B.A. from The Colorado College and an M.B.A. from the Anderson School at the University of California, Los Angeles.

	Raphael L. Edelman*	2010 (Inception)	Mr. Edelman is a portfolio manager, a director and CIO US Large Cap Core Growth Equities for Allianz Global Investors, which he joined in 2004. He has 30 years of investment-industry experience. Mr. Edelman previously worked at Alliance Capital Management, where he developed a large-cap equity product and managed institutional portfolios; before that, he was a research analyst specializing in the consumer products and services sector. He has a B.A. in history from Columbia College and an M.B.A. in finance from New York University.

AllianzGI Short Duration High Income Fund	Douglas G. Forsyth, CFA	2013	See above.

	Eric Scholl	2011 (Inception)	Mr. Scholl is a portfolio manager and managing director with Allianz Global Investors. He is a member of the CS Credit team and has 35 years of investment-industry experience. Mr. Scholl has worked in the high-yield bond market since 1980 on both the buy and sell sides, including underwriting, sales, trading, research and portfolio management. He previously worked at Donaldson, Lufkin & Jenrette, PaineWebber Incorporated, Merrill Lynch and L.F. Rothschild & Co. Mr. Scholl has a B.A. from Princeton University.

Prospectus	211

Portfolio
Allianz Fund	Managers	Since	Recent Professional Experience

AllianzGI Best Styles Global Equity Fund	Dr. Klaus Teloeken (lead)	2013 (Inception)	Dr. Teloeken is Co-CIO Systematic Equity with Allianz Global Investors, which he joined in 1996. He is responsible for the Systematic Equity team’s development and the management of active investment strategies. Dr. Teloeken was previously a quantitative analyst for the firm and has 17 years of investment-industry experience. He studied mathematics and computer science and has a master’s degree and a doctorate from the University of Dortmund, Germany.

	Dr. Rainer Tafelmayer	2013 (Inception)	Dr. Tafelmayer, FRM, is a portfolio manager with Allianz Global Investors, which he joined in 2002. He is a member of the Systematic Equity team and has 18 years of investment-industry experience. Before joining the firm, he worked as a business consultant in finance and risk management, and was a researcher in operations research at the Technical University of Chemnitz, Germany. Dr. Tafelmayer has a master’s degree and a doctorate in physics from the University of Heidelberg, Germany.

AllianzGI Global Fundamental Strategy Fund	Andreas E. F. Utermann (Lead)	2013 (Inception)	Mr. Utermann is the Global Chief Investment Officer of Allianz Global Investors, which he joined in 2002. He is an Allianz Global Investors board member and has 24 years of investment-industry experience. Mr. Utermann was previously Global Head and CIO, Equities at Merrill Lynch Investment Managers (formerly Mercury Asset Management). Before that, he worked at Deutsche Bank AG. Mr. Utermann has a B.Sc. in economics from the London School of Economics and an M.A. in economics from Katholieke Universiteit Leuven. He is an associate of the Institute of Investment Management and Research.

	Armin Kayser	2013 (Inception)	Mr. Kayser is a senior portfolio manager with Allianz Global Investors, which he joined in 1998. He is a member of the Multi-Asset team and manages retail and institutional strategies with a European and global focus. Mr. Kayser has also managed emerging-market bond funds with the firm’s fixed-income team. He has 25 years of investment-industry experience and previously worked at Swiss Bank Corporation. Mr. Kayser has a master’s degree in economics from the University of Mannheim.

	Eric Boess, CFA	2013 (Inception)	Director and Global Head of Derivatives at Allianz Global Investors. He runs the European Equity Derivatives Team. He started his career in 1994 covering reporting tasks for derivatives and since 1996 he has been trading fixed income, equity and commodity derivatives. In 2007, he was promoted to Global Head of Derivatives at RCM. Most recent activities include the development and implementation of overlay and absolute return strategies and the integration of derivatives in investment processes. Mr. Boess is a CFA charterholder.

	Karl Happe	2013 (Inception)	Mr. Happe is a portfolio manager with Allianz Global Investors, which he joined in 2013. As CIO Insurance Related Strategies, he leads a team that manages equity and fixed-income portfolios. Mr. Happe was previously the head of the global fixed-income strategy team and has 18 years of investment experience. Before joining the firm, Mr. Happe worked at McKinsey & Co., at Bank Boston and at Morgan Stanley. He has a B.S.E in civil engineering and operations research, summa cum laude, from Princeton University and an M.B.A. with distinction from INSEAD.

	Steven J. Berexa, CFA	2013 (Inception)	See above.

* Individuals share joint responsibility for the day-to-day management of the Fund.
* Each Portfolio Manager served as portfolio manager of the Fund’s predecessor, which reorganized into the Trust on April 12, 2010.

AllianzGI U.S. selects the Underlying Funds and other investments in which the Target Date Funds and Target Risk Funds may invest and allocates the Target Funds’ assets among the Underlying Funds and other investments.

Stephen Sexauer, Paul Pietranico, James Macey and Rahul Malhotra are the individuals at AllianzGI U.S. primarily responsible for selecting and allocating the assets of the Target Funds for which each individual serves as a portfolio manager among the Underlying Funds and other investments. The following provides information about Messrs. Sexauer, Pietranico, Macey and Malhotra. The Statement of Additional Information provides

212	Allianz Multi-Strategy Funds

additional information about the portfolio managers’ compensation, other accounts managed by each portfolio manager and the portfolio managers’ ownership of the securities of the Funds.

	Portfolio
Allianz Fund	Managers	Since	Recent Professional Experience

Target Funds	Stephen Sexauer	2008, 2009, 2011* (since inception)	Mr. Sexauer is a senior portfolio manager, a managing director and CIO Multi Asset US with Allianz Global Investors, which he joined in 2003. He has overall responsibility for all US multi-asset investment functions. Mr. Sexauer has more than 29 years of investment-industry experience. He has a B.S. in economics from the University of Illinois and an M.B.A. with concentrations in economics and statistics from the Booth School of Business at the University of Chicago.

	Paul Pietranico, CFA	2008, 2009, 2011* (since inception)	Mr. Pietranico, CFA, is a senior portfolio manager and director with Allianz Global Investors, which he joined in 2005. He is on the Multi Asset US team and has responsibility for target-date and target-risk portfolio risk profiles, asset allocation and fund selection. He has more than 17 years of investment-industry experience. Mr. Pietranico has a B.S. in physics, an M.A. in philosophy of science and an M.S. in engineering economic systems and operations research from Stanford University.

	James Macey, CFA, CAIA	2011	Mr. Macey, CFA, is a portfolio manager and vice president with Allianz Global Investors, which he joined in 2006. He is on the Multi Asset US team and has responsibility for target-date and target-risk portfolio risk profiles, asset allocation and fund selection. Mr. Macey has more than 13 years of investment-industry experience. Mr. Macey has an M.Sci. in astrophysics from University College London.

	Rahul Malhotra**	2013	Mr. Malhotra is a portfolio manager and vice-president with Allianz Global Investors, which he joined in 2012. He is on the Multi Asset US team and has responsibility for target-date and target-risk portfolio risk profiles, asset allocation and fund selection. Mr. Malhotra also participates in the research and analysis of Allianz Global Investors multi-asset portfolios. He has more than 6 years of investment-industry experience. Mr. Malhotra has a B.S. in physics from California Institute of Technology and a Ph.D. in theoretical particle physics from the University of Texas at Austin.

*  The 2015, 2020, 2030, 2040 and 2050 Target Date Funds and Retirement Income Fund commenced operations on December 29, 2008. The Global Growth Allocation Fund commenced operations on April 27, 2009. The 2025, 2035, 2045 and 2055 Target Date Funds commenced operations on December 19, 2011. The Global Allocation Fund was reorganized into the Trust on May 4, 2009, at which time Messrs. Sexauer and Pietranico began managing the Fund.

** Rahul Malhotra is a portfolio manager of AllianzGI Global Allocation Fund and AllianzGI Retirement Income Fund.

Fuller & Thaler	Fuller & Thaler is registered as an investment adviser with the SEC and is organized as a California corporation. Its principal place of business is located at 411 Borel Avenue, Suite 300, San Mateo, CA 94402. Fuller & Thaler is not an affiliate of Allianz.

Fuller & Thaler provides investment management services primarily in long only and long short equity strategies. Fuller & Thaler’s primary business is to provide discretionary advisory services to institutional clients such as pension plans, academic institutions and other institutional investors. As of December 31, 2012, Fuller & Thaler had assets under management of $1.1 billion.

In addition to the advisory-related services noted above, Fuller & Thaler also provides administration and legal/compliance oversight services. The individuals at Fuller & Thaler listed below share primary responsibility for the day-to-day management of the Fund.

	Portfolio
Allianz Fund	Managers	Since	Recent Professional Experience

AllianzGI Behavioral Advantage Large Cap Fund	Russell J. Fuller	2011 (Inception)	Mr. Fuller, Ph.D., CFA, is a co-portfolio manager and the president and CIO of Fuller & Thaler. He is a founder of the firm and oversees its research and investment activities. Mr. Fuller has 43 years of investment-industry experience. He was previously chairman of the finance department at Washington State University and has also held positions at the University of British Columbia, Canada, and the University of Auckland, New Zealand. He has a B.A., an M.B.A. and a Ph.D. from the University of Nebraska.

	Raife Giovinazzo	2013	Mr. Giovinazzo, Ph.D., CFA, is a portfolio manager and the director of research with Fuller & Thaler. He has more than 10 years of investment-industry experience. Mr. Giovinazzo was previously a co-portfolio manager and researcher with Blackrock’s Scientific Active Equity group (formerly Barclays Global Investors). Before that, he worked at Wellington Management, Marsh & McLennan and Mercer Management Consulting. Mr. Giovinazzo has a B.A. from Princeton; he also has an M.B.A. and a Ph.D. from the Booth School of Business at the University of Chicago.

NFJ	NFJ provides investment management services to mutual funds, closed-end funds and institutional accounts. NFJ is an investment management firm organized as a Delaware limited liability company and, as noted above, is a wholly-owned subsidiary of AllianzGI U.S., which, in turn, is wholly owned by Allianz. AllianzGI U.S. is the sole member of NFJ. NFJ is the successor investment adviser to NFJ Investment Group, Inc., which commenced

Prospectus	213

operations in 1989. Accounts managed and advised by NFJ (including both discretionary and non-discretionary accounts) had combined assets, as of October 31, 2013, of approximately $43 billion.

Each NFJ investment strategy is supported by a team of investment professionals. Every core team consists of two or more portfolio managers who work collaboratively, though ultimate responsibility for investment decisions applicable to the investment strategy’s model portfolio (which are typically implemented for all accounts managed by NFJ in that investment strategy) rests with the designated team leader (identified as “Lead” below). The core team members of the NFJ Fund, who are primarily responsible for the NFJ Fund’s day-to-day management, are listed below.

Portfolio
Allianz Fund	Managers	Since	Recent Professional Experience

AllianzGI NFJ Emerging Markets Value Fund	Morley D. Campbell (Lead)	2012 (Inception)	Mr. Campbell, CFA, is a portfolio manager, analyst and managing director with NFJ, an Allianz Global Investors company. He has eight years of investment-industry experience. Prior to joining the firm in 2007, Mr. Campbell was an investment-banking analyst for Lazard Frères and Merrill Lynch. He has a B.B.A. from the University of Texas and an M.B.A. from Harvard Business School.

	L. Baxter Hines	2012 (Inception)	Mr. Hines, CFA, is a portfolio manager, analyst and director with NFJ, an Allianz Global Investors company. He has more than seven years of investment-industry experience. Before joining the firm in 2008, Mr. Hines was a market-data specialist for Reuters. He has a B.A. from the University of Virginia and an M.B.A. from the University of Texas, McCombs School of Business.

	R. Burns McKinney	2012 (Inception)	Mr. McKinney, CFA, is a portfolio manager, an analyst and a managing director with NFJ, an Allianz Global Investors company. He is the product team lead for the NFJ Global Dividend Value investment strategy. Mr. McKinney has 15 years of investment-industry experience. Before joining the firm in 2006, he worked at Evergreen Investments, Alex. Brown & Sons, Merrill Lynch and Morgan Stanley. Mr. McKinney has a B.A. from Dartmouth College and an M.B.A. from the Wharton School of the University of Pennsylvania.

	John R. Mowrey	2012 (Inception)	Mr. Mowrey is a portfolio manager, investment analyst and vice president with NFJ, an Allianz Global Investors company. He joined the firm in 2007 as a quantitative-research assistant and product specialist, and has more than six years of investment-industry experience. Mr. Mowrey has a B.A. in political science from Rhodes College and an M.B.A. from Southern Methodist University.

	Thomas W. Oliver	2012 (Inception)	Mr. Oliver, CFA, CPA, is a portfolio manager and managing director with NFJ, an Allianz Global Investors company. He has 17 years of investment-industry experience in accounting, reporting, and financial analysis. Before joining the firm in 2005, Mr. Oliver was a manager of corporate reporting at Perot Systems Corporation and an auditor at Deloitte & Touche. He has a B.B.A. and an M.B.A. from the University of Texas.

AllianzGI NFJ Global Dividend Value Fund	R. Burns McKinney (Lead)	2009 (Inception)	See above.

	L. Baxter Hines	2010	See above.

	Benno J. Fischer	2009 (Inception)	Mr. Fischer, CFA, is a portfolio manager, a managing director and CIO of NFJ, an Allianz Global Investors company. He has more than 45 years of investment-industry experience. Before founding NFJ in 1989, he was chief investment officer (institutional and fixed income), a senior vice president and a senior portfolio manager at NationsBank, which he joined in 1971. Before that, Mr. Fischer was a securities analyst at Chase Manhattan Bank and Clark Dodge Asset Management. He has a B.A. in economics and a J.D. from Oklahoma University, and an M.B.A. from New York University.

	John R. Mowrey	2009 (Inception)	See above.

	Thomas W. Oliver	2009 (Inception)	See above.

AllianzGI NFJ International Small-Cap Value Fund	L. Baxter Hines (Lead)	2012 (Inception)	See above.

	Benno J. Fischer	2012 (Inception)	See above.

	Paul A. Magnuson	2012 (Inception)	Mr. Magnuson is a portfolio manager and managing director with NFJ, an Allianz Global Investors company. He has 27 years of investment-industry experience. Before joining the firm in 1992, he was an assistant vice president at NationsBank. Mr. Magnuson has a B.B.A. in finance from the University of Nebraska.

	John R. Mowrey	2009 (Inception)	See above.

	Morley D. Campbell	2012 (Inception)	See above.

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Portfolio
Allianz Fund	Managers	Since	Recent Professional Experience

AllianzGI NFJ International Value II Fund	L. Baxter Hines (Lead)	2011 (Inception)	See above.

	Benno J. Fischer	2011 (Inception)	See above.

	Paul A. Magnuson	2011 (Inception)	See above.

	R. Burns McKinney	2011 (Inception)	See above.

	John R. Mowrey	2011 (Inception)	See above.

	Thomas W. Oliver	2011 (Inception)	See above.

Underlying Fund Expenses	The expenses associated with investing in a “fund of funds,” such as one of the Target Funds or, to the extent they make use of such a strategy, the Multi-Asset Funds or AllianzGI Global Fundamental Strategy Fund, are generally higher than those of mutual funds that do not invest primarily in other mutual funds. This is because shareholders in a “fund of funds” pay indirectly a portion of the fees and expenses charged at the underlying fund level.

The Funds are structured in the following ways to lessen the impact of expenses incurred at the Underlying Fund level:

• With respect to the Target Funds only, the Management Fees payable to the Manager are reduced (as described above) to offset certain fees payable by Underlying Funds.

• The Funds invest in Institutional Class shares (or a similar share class) of the Underlying Funds, which are not subject to any sales charges or 12b-1 fees.

Because the Funds invest in Institutional Class shares (or a similar share class) of the Underlying Funds, shareholders of the Funds indirectly bear a proportionate share of these expenses, depending upon how the Funds’ assets are allocated from time to time among the Underlying Funds. See “Fees and Expenses of the Fund” in each Fund Summary above.

Potential Conflicts of Interest	AllianzGI U.S. has broad discretion to allocate and reallocate the assets of the Target Funds, Multi-Asset Funds and Global Fundamental Strategy Fund among the Underlying Funds consistent with each Fund’s investment objectives and policies and asset allocation targets and ranges. The Manager and/or its affiliates directly or indirectly receive fees (including investment advisory, investment management and administrative fees) from the Underlying Funds in which the Target Funds, Multi-Asset Funds and Global Fundamental Strategy Fund invest. In this regard, the Manager and AllianzGI U.S. may have a financial incentive for these Funds’ assets to be invested in Underlying Funds with higher fees than other Underlying Funds, even if it believes that alternate investments would better serve a particular Fund’s investment program. Additionally, because SEC and fiduciary rules and principles may require that the Manager waive a substantial part of its Management Fee with respect to assets invested in Underlying Funds, the Manager may have an incentive to maximize direct investment outside of Underlying Funds and Other Acquired Funds. However, this fee waiver is intended to address the potential conflict of interest as to the incentive of the Manager and AllianzGI U.S. to invest the Target Funds’, Multi-Asset Funds’ or Global Fundamental Strategy Fund’s assets in Underlying Funds and Other Acquired Funds. AllianzGI U.S. and the Manager are legally obligated to disregard those incentives in making asset allocation decisions for the Funds. The Trustees and officers of the Trust may also have conflicting interests in fulfilling their fiduciary duties to both the Funds and any Underlying Funds for which they also act in a similar capacity.

Manager/Sub-Adviser Relationship	Shareholders of each of the Funds have granted approval to the Manager to enter into new or amended sub-advisory agreements with one or more sub-advisers with respect to each Fund without obtaining shareholder approval of such agreements, subject to the conditions of an exemptive order that has been granted by the SEC (the “Exemptive Order”) with respect to certain other open-end funds within the Allianz family of funds. One of the conditions of the Exemptive Order requires the Board of Trustees to approve any such agreement. Currently the Exemptive Order does not apply to the Trust. In addition, the Exemptive Order currently does not apply to sub-advisory agreements with affiliates of the Manager without shareholder approval, unless those affiliates are wholly-owned by Allianz.

Prospectus	215

Distributor	The Trust’s distributor is Allianz Global Investors Distributors LLC (“AGID” or the “Distributor”), an indirect subsidiary of Allianz, Allianz Global Fund Management’s parent company. The Distributor, located at 1633 Broadway, New York, New York 10019, is a broker-dealer registered with the SEC.

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Prospectus	217

Classes of Shares—Class A, B, C and R Shares

For each Fund in this Prospectus, the Trust offers investors Class A and Class C shares. As noted in the Fund Summaries above, certain Funds also offer Class B and/or Class R shares. Subject to the qualifications described below under “Sale of Class B Shares,” as of November 1, 2009, Class B shares of the Funds are no longer available for purchase. Each class of shares is subject to different types and levels of sales charges (if applicable) and other fees than the other classes and bears a different level of expenses.

Before purchasing shares of the Funds directly, an investor should inquire about the other classes of shares offered by the Trust and particular Funds, some of which are offered in different prospectuses. As described within the applicable prospectus, each class of shares has particular investment eligibility criteria and is subject to different types and levels of charges, fees and expenses than the other classes. An investor may call the Distributor at 1-800-988-8380 for information about other investment options.

Class A and Class C shares are generally available for purchase by all investors, subject to the satisfaction of investment minimums described below under “How to Buy and Sell Shares—Investment Minimums & Minimum Account Size,” whereas Class R shares are generally available only to “specified benefit plan” investors as described below under “How to Buy and Sell Shares—Buying Shares—R Shares.” Subject to eligibility, the class of shares that is best for you depends upon a number of factors, including the amount and the intended length of your investment. The following summarizes key information about each class to help you make your investment decision, including the various expenses associated with each class and the payments made to financial intermediaries for distribution and other services. More extensive information about the Trust’s multi-class arrangements is included in the Statement of Additional Information, which can be obtained free of charge from the Distributor.

Class A Shares	• You pay an initial sales charge of up to 5.50% when you buy Class A shares. The sales charge is deducted from your investment so that not all of your purchase payment is invested.

•   You may be eligible for a reduction or a complete waiver of the initial sales charge under a number of circumstances. For example, you normally pay no sales charge if you purchase $1,000,000 or more of Class A shares. Please see the Statement of Additional Information for details.

•   Class A shares are subject to lower 12b-1 fees than Class B or Class C shares. Therefore, Class A shareholders generally pay lower annual expenses and receive higher dividends than Class B or Class C shareholders, but pay initial sales charges that do not apply to Class B or Class C shares.

•   You normally pay no contingent deferred sales charge (“CDSC”) when you redeem Class A shares, although you may pay a 1% CDSC if you purchase $1,000,000 or more of Class A shares (and therefore pay no initial sales charge) and then redeem the shares during the first 18 months after your initial purchase. The Class A CDSC is waived for certain categories of investors and does not apply if you are otherwise eligible to purchase Class A shares without an initial sales charge. Please see the Statement of Additional Information for details.

• Class A shares do not convert into any other class of shares.

Class B Shares
•   You do not pay an initial sales charge when you buy Class B shares. The full amount of your purchase payment is invested initially. Class B shares might be preferred by investors who intend to invest in the Funds for longer periods and who do not intend to purchase shares of sufficient aggregate value to qualify for sales charge reductions applicable to Class A shares.

•   You normally pay a CDSC of up to 5% if you redeem Class B shares during the first six years after your initial purchase. The amount of the CDSC declines the longer you hold your Class B shares. You pay no CDSC if you redeem during the seventh year and thereafter. The Class B CDSC is waived for certain categories of investors. Please see the Statement of Additional Information for details.

•   Class B shares are subject to higher 12b-1 fees than Class A shares for the first seven years (eight years for Class B shares purchased after December 31, 2001 but before October 1, 2004) they are held. During this time, Class B shareholders normally pay higher annual expenses and receive lower dividends than Class A shareholders.

•   Class B shares purchased on or before December 31, 2001 or after September 30, 2004 automatically convert into Class A shares after they have been held for seven years (eight years for Class B shares purchased after December 31, 2001 but before October 1, 2004). After the conversion takes place, the shares are subject to the lower 12b-1 fees paid by Class A shares.

• For more information about the CDSC calculation and conversion date of shares received in an exchange, please see the Statement of Additional Information.

218	Allianz Multi-Strategy Funds

Class C Shares	• You do not pay an initial sales charge when you buy Class C shares. The full amount of your purchase payment is invested initially.

• You normally pay a CDSC of 1% if you redeem Class C shares during the first year after your initial purchase. The Class C CDSC is waived for certain categories of investors.

• Class C shares are subject to higher 12b-1 fees than Class A shares. Therefore, Class C shareholders normally pay higher annual expenses and receive lower dividends than Class A shareholders.

•   Class C shares do not convert into any other class of shares. Because Class B shares convert into Class A shares after seven (or eight) years, Class C shares will normally be subject to higher expenses and will pay lower dividends than Class B shares if the shares are held for more than seven (or eight) years.

Class R Shares	• Class R shares are generally available only to specified benefit plans. See “How to Buy and Sell Shares—Class R Shares” below for additional information on eligible investors.

•   You do not pay an initial sales charge when you buy Class R shares and you are not charged a CDSC for redeeming Class R shares, however, you may be charged transaction fees and/or other charges as noted below.

• Class R shares are subject to higher 12b-1 fees than Class A shares and lower 12b-1 fees than Class B and Class C shares.

All Classes	Some or all of the payments described below are paid or “reallowed” to financial intermediaries. See the Statement of Additional Information for details. The following provides additional information about the sales charges and other expenses associated with each share Class.

Initial Sales Charges—Class A Shares	This section includes important information about sales charge reduction programs available to investors in Class A shares of the Funds and describes information or records you may need to provide to the Distributor or your financial intermediary in order to be eligible for sales charge reduction programs.

Unless you are eligible for a waiver, the public offering price you pay when you buy Class A shares of the Funds is the net asset value (“NAV”) of the shares plus an initial sales charge. The initial sales charge varies depending upon the size of your purchase, as set forth below. Investors who purchase $1,000,000 or more of any Fund’s Class A shares (and thus pay no initial sales charge) may be subject to a CDSC of 1% if they redeem such shares during the first 18 months after their purchase. See “CDSCs on Class A Shares” below.

All Funds Other Than AllianzGI Short Duration High Income Fund and AllianzGI High Yield Bond Fund

	Sales Charge	Sales Charge
	as % of Net	as % of Public
Amount of Purchase	Amount Invested	Offering Price

$0–$49,999	5.82%	5.50%

$50,000–$99,999	4.71%	4.50%

$100,000–$249,999	3.63%	3.50%

$250,000–$499,999	2.56%	2.50%

$500,000–$999,999	2.04%	2.00%

$1,000,000+	0.00%	0.00%

AllianzGI High Yield Bond Fund

	Sales Charge	Sales Charge
	as % of Net	as % of Public
Amount of Purchase	Amount Invested	Offering Price

$0–$99,999	3.90%	3.75%

$100,000–$249,999	3.36%	3.25%

$250,000–$499,999	2.30%	2.25%

$500,000–$999,999	1.78%	1.75%

$1,000,000+	0.00%	0.00%

AllianzGI Short Duration High Income Fund

	Sales Charge	Sales Charge
	as % of Net	as % of Public
Amount of Purchase	Amount Invested	Offering Price

$0–$99,999	2.30%	2.25%

$100,000–$249,999	1.27%	1.25%

$250,000+	0.00%	0.00	%(1)

(1) Investors who purchase $250,000 or more of the Fund’s Class A shares (and thus pay no initial sales charge) may be subject to a CDSC of 1% if they redeem such shares during the first 18 months after their purchase.

Prospectus	219

In addition, the maximum allowable single purchase of Class C shares will be limited to $249,999 effective July 2, 2012.

Investors in the Funds may reduce or eliminate sales charges applicable to purchases of Class A shares through utilization of the Combined Purchase Privilege, the Cumulative Quantity Discount (Right of Accumulation), a Letter of Intent or the Reinstatement Privilege. These programs, which apply to purchases of one or more Funds or series of Allianz Funds that offer Class A shares (together, “Eligible Funds”), are summarized below and are described in greater detail in the Statement of Additional Information.

Right of Accumulation and Combined Purchase Privilege (Breakpoints). A Qualifying Investor (as defined below) may qualify for a reduced sales charge on Class A shares (the “Combined Purchase Privilege”) by combining concurrent purchases of the Class A shares of one or more Eligible Funds into a single purchase. In addition, a Qualifying Investor may qualify for a reduced sale charge on Class A shares (the “Right of Accumulation” or “Cumulative Quantity Discount”) by combining the purchase of Class A shares of an Eligible Fund with the current aggregate net asset value of all Class A, B, and C shares of any Eligible Fund held by accounts for the benefit of such Qualifying Investor for purposes of determining the applicable front-end sales charge.

The term “Qualifying Investor” refers to:

         (i) an individual, such individual’s spouse, such individual’s children under the age of 21 years, or such individual’s siblings (each a “family member”) (including family trust* accounts established by such a family member)

or

(ii) a trustee or other fiduciary for a single trust (except family trusts* noted above), estate or fiduciary account although more than one beneficiary may be involved

or

(iii) an employee benefit plan of a single employer

* For the purpose of determining whether a purchase would qualify for a reduced sales charge under the Combined Purchase Privilege or Right of Accumulation, a “family trust” is one in which a family member(s) described in section (i) above is/are a beneficiary/ies and such person(s) and/or another family member is the trustee.

For example, the following illustrates the operation of the Right of Accumulation:

•   Example: If a shareholder owned Class A shares of the AllianzGI International Small-Cap Fund with a current net asset value of $10,000, Class B shares of the AllianzGI Global Allocation Fund with a current net asset value of $5,000 and Class C shares of the AllianzGI NFJ Global Dividend Value Fund with a current net asset value of $10,000 and he wished to purchase Class A shares of the AllianzGI Disciplined Equity Fund with a purchase price of $30,000 (including sales charge), the sales charge for the $30,000 purchase would be at the 4.50% rate applicable to a single $55,000 purchase of shares of the AllianzGI Disciplined Equity Fund, rather than the 5.50% rate that would otherwise apply to a $30,000 purchase. The discount will be applied only to the current purchase (i.e., the $30,000 purchase), not to any previous transaction.

Please see the Statement of Additional Information for details and for restrictions applicable to shares held by certain employer-sponsored benefit programs.

Letter of Intent. An investor may also obtain a reduced sales charge on purchases of Class A shares by means of a written Letter of Intent, which expresses an intent to invest not less than $50,000 within a period of 13 months in Class A shares of any Eligible Fund(s). The maximum intended investment allowable in a Letter of Intent is $1,000,000. Each purchase of shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a Single Purchase of the dollar amount indicated in the Letter. A Letter of Intent is not a binding obligation to purchase the full amount indicated. Shares purchased with the first 5% of the amount indicated in the Letter will be held in escrow (while remaining registered in your name) to secure payment of the higher sales charges applicable to the shares actually purchased in the event the full intended amount is not purchased.

Reinstatement Privilege. A Class A shareholder who has caused any or all of his shares to be redeemed may reinvest all or any portion of the redemption proceeds in Class A shares of any Eligible Fund at NAV without any sales charge, provided that such investment is made within 120 calendar days after the redemption or repurchase date. The limitations and restrictions of this program are described in the Statement of Additional Information.

Method of Valuation of Accounts. To determine whether a shareholder qualifies for a reduction in sales charges on a purchase of Class A shares of Eligible Funds, the offering price of the shares is used for purchases

220	Allianz Multi-Strategy Funds

relying on the Combined Purchase Privilege or a Letter of Intent and the amount of the total current purchase (including any sales load) plus the NAV (at the close of business on the day of the current purchase) of shares previously acquired is used for the Cumulative Quantity Discount.

Sales at Net Asset Value. In addition to the programs summarized above, the Funds may sell their Class A shares at NAV without an initial sales charge to certain types of accounts or account holders, including, but not limited to: Trustees of the Funds or the Underlying Funds; current and former employees of the Manager, Sub-Advisers and Distributor; employees of participating brokers; certain trustees or other fiduciaries purchasing shares for retirement plans; participants investing in certain “wrap accounts” and investors who purchase shares through a participating broker who has waived all or a portion of the payments it normally would receive from the Distributor at the time of purchase. In addition, Class A shares of the Funds issued pursuant to the automatic reinvestment of income dividends or capital gains distributions are issued at net asset value and are not subject to any sales charges.

Required Shareholder Information and Records. In order for investors in Class A shares of the Funds to take advantage of sales charge reductions, an investor or his or her financial intermediary must notify the Distributor that the investor qualifies for such a reduction. If the Distributor is not notified that the investor is eligible for these reductions, the Distributor will be unable to ensure that the reduction is applied to the investor’s account.

An investor may have to provide certain information or records to his or her financial intermediary or the Distributor to verify the investor’s eligibility for breakpoint privileges or other sales charge waivers. An investor may be asked to provide information or records, including account statements, regarding shares of the Funds or other Eligible Funds held in:

• all of the investor’s accounts held directly with the Trust or through a financial intermediary;

• any account of the investor at another financial intermediary; and

• accounts of related parties of the investor, such as members of the same family or household, at any financial intermediary.

The Trust makes available free of charge, on the Fund’s Web site at us.allianzgi.com, information regarding eliminations of and reductions in sales charges associated with Eligible Funds.

Initial Sales Charges— Class B, Class C and Class R Shares	As discussed above, Class B, Class C and Class R shares of the Funds are not subject to an initial sales charge.

Contingent Deferred Sales Charges (CDSCs)—Class B and Class C Shares	Unless you are eligible for a waiver, if you sell (redeem) your Class B or Class C shares within the time periods specified below, you will pay a CDSC according to the following schedules. For investors investing in Class B or Class C shares of the Funds through a financial intermediary, it is the responsibility of the financial intermediary to ensure that the investor is credited with the proper holding period for the shares redeemed.

Class B Shares	Years Since Purchase	Percentage Contingent
	Payment was Made	Deferred Sales Charge

	First	5

	Second	4

	Third	3

	Fourth	3

	Fifth	2

	Sixth	1

	Seventh and thereafter	0 *

* After the seventh year, Class B shares of the Funds purchased after September 30, 2004 convert into Class A shares as described below. Class B shares of the Funds purchased before October 1, 2004 convert into Class A shares after the eighth year.

Class C Shares	Years Since Purchase	Percentage Contingent
	Payment was Made	Deferred Sales Charge

	First	1

	Thereafter	0

CDSCs on Class A Shares	Unless a waiver applies, investors who purchase $1,000,000 or more of Class A shares (and, thus, pay no initial sales charge) will be subject to a 1% CDSC if the shares are redeemed within 18 months of their purchase. The Class A CDSC does not apply if you are otherwise eligible to purchase Class A shares without an initial sales charge or if you are eligible for a waiver of the CDSC. See “Reductions and Waivers of Initial Sales Charges and CDSCs” below.

Prospectus	221

How CDSCs are Calculated	Shares acquired through the reinvestment of dividends or capital gains distributions will be redeemed first and will not be subject to any CDSC. For the redemption of all other shares, the CDSC will be based on either your original purchase price or the then current NAV of the shares being sold, whichever is lower. To illustrate this point, consider shares purchased at an NAV per share of $10. If the Fund’s NAV per share at the time of redemption is $12, the CDSC will apply to the purchase price of $10. If the NAV per share at the time of redemption is $8, the CDSC will apply to the $8 current NAV per share. CDSCs will be deducted from the proceeds of your redemption, not from amounts remaining in your account. In determining whether a CDSC is payable, it is assumed that the shareholder will redeem first the lot of shares that will incur the lowest CDSC.

For example, the following illustrates the operation of the Class B CDSC:

•   Assume that an individual opens an account and makes a purchase payment of $10,000 for 1,000 Class B shares of a Fund (at $10 per share) and that six months later the value of the investor’s account for that Fund has grown through investment performance to $11,000 ($11 per share). If the investor should redeem $2,200 (200 shares), a CDSC would be applied against $2,000 of the redemption (the purchase price of the shares redeemed, because the purchase price is lower than the current net asset value of such shares ($2,200)). At the rate of 5%, the Class B CDSC would be $100.

Reductions and Waivers of Initial Sales Charges and CDSCs	The initial sales charges on Class A shares and the CDSCs on Class A, Class B and Class C shares may be reduced or waived under certain purchase arrangements and for certain categories of investors. Please see the Statement of Additional Information for details. The Statement of Additional Information is available free of charge from the Distributor.

Sales of Class B Shares	Effective November 1, 2009, Class B shares of the Funds are no longer available for purchase, except through exchanges and dividend reinvestments as discussed below. Class B shareholders may continue to hold such shares until they automatically convert to Class A shares under the existing conversion schedule, as outlined in above under “Class B shares.” Dividends and capital gain distributions paid on outstanding Class B shares may continue to be reinvested in Class B shares in accordance with the Funds’ current policies. In addition, Class B shareholders may continue to exchange their shares for Class B shares of other Funds, or for series of Allianz Funds that have Class B shares outstanding in accordance with the Funds’ policies. See “How to Buy and Sell Shares—Exchanging Shares” for details. In certain circumstances, Class B shares of a Fund may also be exchanged directly for shares of another Class of the same Fund, as described in the Statement of Additional Information. Class B shareholders who have direct accounts with the Funds that previously involved recurring investments in Class B shares of any of the Funds through the automated investment plans now have such recurring investments automatically redirected into Class A shares of the same Fund at net asset value, without any sales charges (loads). All other features of Class B shares, including Rule 12b-1 distribution and service fees, contingent deferred sales charge schedules and conversion features, remain unchanged and continue in effect. The Trust and the Distributor each reserves the right at any time to modify or eliminate these policies and restrictions, including on a case-by-case basis. Please call the Distributor at 1-800-988-8380, or your broker or other financial advisor, if you have any questions regarding the restrictions described above.

Class R Shares—Specified Benefit Plans	Class R shares generally are available only to 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans, health care benefit funding plans and other specified benefit plans and accounts whereby the plan or the plan’s broker, dealer or other financial intermediary (“financial service firm”) has an agreement with the Distributor or the Manager to utilize Class R shares in certain investment products or programs (collectively, “specified benefit plans”). In addition, Class R shares also are generally available only to specified benefit plans where Class R shares are held on the books of the Funds through omnibus accounts (either at the benefit plan level or at the level of the plan’s financial service firm). Class R shares are not available to retail or institutional non-specified benefit plan accounts, traditional and Roth IRAs (except through omnibus accounts), Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, or individual 403(b) plans.

The administrator of a specified benefit plan or employee benefits office can provide participants with detailed information on how to participate in the plan and how to elect a Fund as an investment option. Plan participants may be permitted to elect different investment options, alter the amounts contributed to the plan, or change how contributions are allocated among investment options in accordance with the plan’s specific provisions. The plan administrator or employee benefits office should be consulted for details. For questions about participant accounts, participants should contact their employee benefits office, the plan administrator, or the organization that provides recordkeeping services for the plan.

Eligible specified benefit plans generally may open an account and purchase Class R shares by contacting any financial service firm authorized to sell Class R shares of the Funds. Eligible specified benefit plans may also

222	Allianz Multi-Strategy Funds

purchase shares directly from the Distributor. See “Buying Shares” below. Additional shares may be purchased through a benefit plan’s administrator or recordkeeper.

Financial service firms may provide or arrange for the provision of some or all of the shareholder servicing and account maintenance services required by specified benefit plan accounts and their plan participants, including, without limitation, transfers of registration and dividend payee changes. Financial service firms may also perform other functions, including generating confirmation statements, and may arrange with plan administrators for other investment or administrative services. Financial service firms may independently establish and charge specified benefit plans and plan participants transaction fees and/or other additional amounts for such services, which may change over time. Similarly, specified benefit plans may charge plan participants for certain expenses. These fees and additional amounts could reduce an investment return in Class R shares of the Funds.

Financial service firms and specified benefit plans may have omnibus accounts and similar arrangements with the Trust and may be paid for providing shareholder servicing and other services. A firm or specified benefit plan may be paid for its services directly or indirectly by the Funds, the Manager or an affiliate (normally not to exceed an annual rate of 0.50% of a Fund’s average daily net assets attributable to its Class R shares and purchased through such firm or specified benefit plan for its clients). The Distributor and its affiliates may pay a financial service firm or specified benefit plan an additional amount not to exceed 0.20% for sub-transfer agency or other administrative services. Such sub-transfer agency or other administrative services may include, but are not limited to, the following: processing and mailing trade confirmations, monthly statements, prospectuses, annual reports, semi-annual reports, and shareholder notices and other SEC-required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations. Your specified benefit plan may establish various minimum investment requirements for Class R shares of the Funds and may also establish certain privileges with respect to purchases, redemptions and exchanges of Class R shares or the reinvestment of dividends. Plan participants should contact their plan administrator with respect to these issues. Plan administrators should contact their financial service firm for information about the firm. This Prospectus should be read in connection with the specified benefit plan’s and/or the financial service firm’s materials regarding its fees and services.

Distribution and Servicing (12b-1) Plans	The Funds pay fees to the Distributor on an ongoing basis as compensation for the services the Distributor renders and the expenses it bears in connection with the sale and distribution of Fund shares (“distribution fees”) and/or in connection with personal services rendered to Fund shareholders and the maintenance of shareholder accounts (“servicing fees”). These payments are made pursuant to Distribution and Servicing Plans (“12b-1 Plans”) adopted by each Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940.

There is a separate 12b-1 Plan for each class of shares offered in this Prospectus. Class A shares pay only servicing fees. Class B, Class C and Class R shares pay both distribution and servicing fees. The following lists the maximum annual rates at which the distribution and/or servicing fees may be paid under each 12b-1 Plan (calculated as a percentage of each Fund’s average daily net assets attributable to the particular class of shares):

	Servicing	Distribution
All Funds	Fee	Fee

Class A	0.25%	None

Class B	0.25%	0.75%

Class C	0.25%	0.75%

Class R	0.25%	0.25%

Because 12b-1 fees are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges. Therefore, although Class B, Class C, and Class R shares of the Funds do not pay initial sales charges, the distribution fees payable on Class B, Class C and Class R shares may, over time, cost you more than the initial sales charge imposed on Class A shares of the Funds. Also, because Class B shares purchased after September 30, 2004 convert into Class A shares after they have been held for seven years (eight years for Class B shares purchased before October 1, 2004) and are not subject to distribution fees after the conversion, an investment in Class C shares may cost you more over time than an investment in Class B shares.

Payments to Financial Firms	Some or all of the sales charges, distribution fees and servicing fees described above are paid or “reallowed” to the broker, dealer or financial advisor (collectively, “financial firms”) through which a shareholder purchases shares. With respect to Class B and Class C shares, the financial firms are also paid at the time of your purchase a commission equal to 4.00% and 1.00%, respectively, of your investment in such share classes. Please see the

Prospectus	223

Statement of Additional Information for more details. A financial firm is one that, in exchange for compensation, sells, among other products, mutual fund shares (including the shares offered in this Prospectus) or provides services for mutual fund shareholders. Financial firms include brokers, dealers, insurance companies and banks.

In addition, the Distributor, Allianz Global Fund Management and their affiliates (for purposes of this subsection only, collectively, the “Distributor”) from time to time make additional payments such as cash bonuses or provide other incentives to selected financial firms as compensation for services such as, without limitation, providing the Funds with “shelf space” or a higher profile for the financial firms’ financial consultants and their customers, placing the Funds on the financial firms’ preferred or recommended fund list, granting the Distributor access to the financial firms’ financial consultants, providing assistance in training and educating the financial firms’ personnel, and furnishing marketing support and other specified services. The actual services provided, and the payments made for such services, vary from firm to firm. These payments may be significant to the financial firms and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings.

A number of factors will be considered in determining the amount of these additional payments to financial firms. On some occasions, such payments are conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of a Fund, all other series of the Trust, other funds sponsored by the Distributor and/or a particular class of shares, during a specified period of time. The Distributor also makes payments to certain participating financial firms based upon factors such as the amount of assets a financial firm’s clients have invested in the Funds and the quality of the financial firm’s relationship with the Distributor.

The additional payments described above are made at the Distributor’s expense. These payments are made to financial firms selected by the Distributor, generally to the firms that have sold significant amounts of shares of the Funds or other Allianz-sponsored funds. The level of payments made to a financial firm in any given year will vary and, in the case of most financial firms, will not exceed the sum of (a) 0.10% of such year’s sales by that financial firm of shares of the Trust and Allianz Funds, (b) 0.06% of the assets attributable to that financial firm invested in equity funds of the Trust and Allianz Funds, and (c) 0.03% of the assets attributable to that financial firm invested in fixed income funds of the Trust and Allianz Funds. In certain cases, the payments described in the preceding sentence are subject to minimum payment levels. In lieu of payments pursuant to the foregoing formulae, the Distributor makes payments pursuant to an alternative formula or of an agreed-upon amount that, in the case of most financial firms, will not exceed the amount that would have been payable pursuant to the formulae. Notwithstanding the foregoing, the Distributor has entered, and may continue to enter, into arrangements with a small number of financial firms that result in payments in excess of what would have been payable under the formulae outlined above (“Alternative Arrangements”). The Distributor may select financial firms for Alternative Arrangements based on the factors described above, in particular due to large amounts of assets a financial firm’s clients have invested in the funds of the Trust and Allianz Funds and the exclusivity of the financial firm’s partnership with the Distributor. The level of payments under an Alternative Arrangement may be calculated based on the assets invested in the Trust and Allianz Funds by the financial firm’s clients and/or the annual sales by the financial firm of shares of the Trust or Allianz Funds, or using another methodology. Because financial firms may be selected for Alternative Arrangements in part because they have significant client assets invested in the Trust and Allianz Funds, payments under Alternative Arrangements represent a significant percentage of the Distributor’s overall payments to financial firms. Currently, the payments described in this paragraph are not generally made with respect to Class R shares.

In addition to or separate from the “shelf space” arrangements described above, in some cases, the Distributor will make payments, at its own expense, for special events such as a conference or seminar sponsored by one of the financial firms, which in some cases could represent a significant dollar amount. In certain instances, these special events will be attended by clients of such financial firms. The Distributor may make such payments upon the request of a financial firm and not pursuant to any agreement or commitment by the firm to provide “shelf space” or related services or in return for any level of sales of shares of the Trust or Allianz Funds or other products offered by the Distributor.

In addition, the Manager may make arrangements for a Fund to make payments, directly or through the Manager or its affiliates, to selected financial intermediaries (such as brokers or third party administrators) for providing certain services to shareholders holding Fund shares in nominee or street name, including, without limitation, the following services: maintaining investor accounts at the financial intermediary level and keeping track of purchases, redemptions and exchanges by such accounts; processing and mailing trade confirmations, monthly statements, prospectuses, annual reports, semi-annual reports, and shareholder notices and other SEC-required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic

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withdrawals and automated investment plans and shareholder account registrations. These payments are made to financial intermediaries selected by the Manager and/or its affiliates. The actual services provided, and the payments made for such services, may vary from firm to firm. For these services, a Fund may pay (i) annual per account charges that in the aggregate generally range from $0 to $6 per account, and in some cases up to $12 per account for networking fees for NSCC-cleared accounts and from $13 to $19 per account for services to omnibus accounts, or (ii) an annual fee of up to 0.25%, and in some cases up to 0.35%, of the value of the assets in the relevant accounts. These amounts would be in addition to amounts paid by the Funds to the Trust’s transfer agent or other service providers.

The payments described above may be material to financial intermediaries relative to other compensation paid by the Funds and/or the Distributor, the Manager and their affiliates and may be in addition to any (i) distribution and/or servicing (12b-1) fees and (ii) revenue sharing or “shelf space” fees described elsewhere herein paid to such financial intermediaries. Furthermore, the payments described above may differ depending on the Fund and may vary from amounts paid to the Trust’s transfer agent for providing similar services to other accounts. The Distributor and the Manager rely primarily on contractual arrangements with financial intermediaries to verify whether such intermediaries are providing the services for which they are receiving such payments. Although the Distributor and the Manager do not audit such financial intermediaries, they may make periodic information requests to verify certain information about the services provided.

If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your financial advisor or plan administrator and review carefully any disclosure by the financial firm as to compensation received by your financial advisor.

Wholesale representatives of the Distributor visit brokerage firms on a regular basis to educate financial advisors about the Funds and to encourage the sale of Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Although the Funds use financial firms that sell Fund shares to effect transactions for the Funds’ portfolios, the Funds, the Manager and the Sub-Advisers will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

For further details about payments made by the Distributor to financial firms, please see the Statement of Additional Information.

The Distributor also makes payments for recordkeeping and other transfer agency services to selected financial intermediaries that sell Fund shares. Please see “Management of the Funds” above.

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How to Buy and Sell Shares

The following section provides basic information about how to buy, sell (redeem) and exchange shares of the Funds. More detailed information about the Trust’s purchase, sale and exchange arrangements for Fund shares is provided in the Statement of Additional Information. The Statement of Additional Information (which is available free of charge by writing the Distributor or calling 1-800-988-8380) provides technical information about the basic arrangements described below and also describes special purchase, sale and exchange features and programs offered by the Trust, including:

• Wire transfer procedures
• Automatic purchase, exchange and withdrawal programs
• Programs that establish a link from your Fund account to your bank account
• Special arrangements for tax-qualified retirement plans
• Investment programs that allow you to reduce or eliminate initial sales charges
• Categories of investors that are eligible for waivers or reductions of initial sales charges and CDSCs

Calculation of Share Price and Redemption Payments	When you buy shares of the Funds, you pay a price equal to the NAV of the shares, plus any applicable sales charge. When you sell (redeem) shares, you receive an amount equal to the NAV of the shares, minus any applicable CDSC or other fee. NAVs are ordinarily determined at the close of regular trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange on each day the New York Stock Exchange is open. See “How Fund Shares Are Priced” below for details. Generally, purchase and redemption orders for Fund shares are processed at the NAV next calculated after an order is received by the Distributor. There are certain exceptions where an order is received by the Distributor from a broker, dealer, or financial service firm after NAV is determined that day. Such an order will be processed at that day’s NAV if it was received by the broker, dealer, or firm from its customer or specified benefit plan prior to the NAV determination and was received by the Distributor before 9:30 a.m., Eastern time, on the following business day. Please see the Statement of Additional Information for details.

Orders sent to the Distributor’s P.O. Box are not deemed “received” until they arrive at the Distributor’s facility. This may affect the date on which they are processed.

Investors who purchase shares through specified benefit plans should be aware that plan administrators may aggregate purchase, redemption and exchange orders for participants in the plan. Therefore, there may be a delay between the time you place an order with the plan administrator and the time the order is forwarded to the Trust’s transfer agent, Boston Financial Data Services, Inc. (“Transfer Agent”), for execution.

The Trust does not calculate NAVs or process orders on days when the New York Stock Exchange is closed. If your purchase or redemption order is received by the Distributor on a day when the New York Stock Exchange is closed, it will be processed on the next succeeding day when the New York Stock Exchange is open (at the succeeding day’s NAV).

Buying Shares—Classes A, B and C	You can buy Class A, Class B or Class C shares of the Funds in the following ways:

    •   Through your broker, dealer or other financial intermediary. Your broker, dealer or other intermediary may establish higher minimum investment requirements than the Trust and may also independently charge you transaction fees and additional amounts (which may vary) in return for its services, which will reduce your return. Shares you purchase through your broker, dealer or other intermediary will normally be held in your account with that firm.

    •   Directly from the Trust. To make direct investments, you must open an account with the Distributor and send payment for your shares either by mail or through a variety of other purchase options and plans offered by the Trust.

If you wish to invest directly by mail, please send a check payable to the Allianz Family of Funds along with a completed application form, as described under “All Share Classes” below, to:

Allianz Family of Funds P.O. Box 8050 Boston, MA 02266-8050

The Allianz Family of Funds accepts all purchases by mail subject to collection of checks at full value and conversion into federal funds. You may make subsequent purchases by mailing a check to the address above with a letter describing the investment or with the additional investment portion of a confirmation statement. Checks for subsequent purchases should be payable to the Allianz Family of Funds and should clearly indicate your account number. Please call the Distributor at 1-800-988-8380 if you have any questions regarding purchases by mail.

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The Distributor reserves the right to require payment by wire or U.S. bank check. The Distributor generally does not accept payments made by cash, temporary/starter checks, third-party checks, credit cards, traveler’s checks, credit card checks, or checks drawn on non-U.S. banks even if payment may be effected through a U.S. bank.

The Statement of Additional Information describes a number of additional ways you can make direct investments, including through the Allianz Funds Auto-Invest and Allianz Funds Fund Link programs. You can obtain the Statement of Additional Information free of charge from the Distributor by written request or by calling 1-800-988-8380.

Buying Shares— Class R Shares	Class R shares of each Fund are continuously offered to specified benefit plans. See “Class R shares — Specified Benefit Plans” above. Plan participants may purchase Class R shares only through their specified benefit plans. In connection with purchases, specified benefit plans are responsible for forwarding all necessary documentation to their financial service firm or the Distributor. Specified benefit plans and financial service firms may charge for such services.

Specified benefit plans may also purchase Class R shares directly from the Distributor. To make direct investments, a plan administrator must open an account with the Distributor and send payment for Class R shares either by mail or through a variety of other purchase options and plans offered by the Trust. Specified benefit plans that purchase their shares directly from the Trust must hold their shares in an omnibus account at the specified benefit plan level.

Specified benefit plans which wish to invest directly by mail should send a check payable to the Allianz Family of Funds, along with a completed application form to:

Allianz Family of Funds P.O. Box 8050 Boston, MA 02266-8050

The Distributor accepts all purchases by mail subject to collection of checks at full value and conversion into federal funds. Investors may make subsequent purchases by mailing a check to the address above with a letter describing the investment or with the additional investment portion of a confirmation statement. Checks for subsequent purchases should be payable to Allianz Funds and should clearly indicate the relevant account number. Investors should call the Distributor at 1-800-988-8380 if they have any questions regarding purchases by mail.

Class R shares of the Funds will be held in a plan participant’s account (which in turn may hold Class R shares through the account of a financial service firm) and, generally, specified benefit plans will hold Class R shares (either directly or through a financial service firm) in nominee or street name as the participant’s agent. In most cases, the Trust’s transfer agent, Boston Financial Data Services, Inc., will have no information with respect to or control over accounts of specific Class R shareholders and participants may obtain information about their accounts only through their plan.

Investment Minimums	The Distributor, in its sole discretion, may accept or reject any order for purchase of Fund shares. The Trust does not currently issue share certificates.

The following investment minimums apply for purchases of Class A, Class B and Class C shares.

Initial Investment	Subsequent Investments
$1,000 per Fund	$50 per Fund

The minimum initial investment may be modified for certain financial intermediaries that submit trades on behalf of underlying investors. The Trust or the Distributor may lower or waive the minimum investment for certain categories of investors at their discretion. Please see the Statement of Additional Information for details.

For Class R shares of the Funds, specified benefit plans may establish various minimum investment and account size requirements. Plan participants should contact their plan administrator for more information.

Disclosure Relating to the AllianzGI Convertible Fund and AllianzGI Ultra Micro Cap Fund	Effective Thursday, January 16, 2014, or such other date as determined by the President of the Trust (the “Effective Date”), shares of AllianzGI Convertible Fund and shares of AllianzGI Ultra Micro Cap Fund (for purposes of this paragraph only, each, a “Fund,” and together, the “Funds”) will not be available for purchase by any new investor, and shareholders of other series of the Trust or series of Allianz Funds will no longer be permitted to exchange any of their shares for shares of the Funds. Shareholders of a Fund who held their shares prior to the Effective Date, including Specified Benefit Plans, 529 Plans, affiliated funds-of-funds and certain model based portfolio management programs that include a Fund in their program, may continue to purchase or exchange shares of such Fund, so long as the Plan or program continues to include such Fund. Specified Benefit Plans, for these purposes, include 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and

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money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans and healthcare benefit funding plans. 529 Plans include college savings plans established under Section 529 of the Internal Revenue Code for which the Distributor and its affiliates provide management services, and affiliated funds-of-funds are affiliated with, advised or sub-advised by AllianzGI U.S. Existing shareholders of a Fund may continue to reinvest distributions of the Fund’s shares.

Abusive Trading Practices	The Trust encourages shareholders to invest in the Funds as part of a long-term investment strategy and discourages excessive, short-term trading and other abusive trading practices, sometimes referred to as “market timing.” However, because the Trust will not always be able to detect market timing or other abusive trading activity, investors should not assume that the Trust will be able to detect or prevent all market timing or other trading practices that may disadvantage the Funds.

Certain of the Funds’ and Underlying Funds’ (for purposes of this section, the “Funds”) investment strategies may make the Funds more susceptible to market timing activities. For example, since certain Funds may invest in non-U.S. securities, they may be subject to the risk that an investor may seek to take advantage of a delay between the change in value of the Funds’ non-U.S. portfolio securities and the determination of the Funds’ NAV as a result of different closing times of U.S. and non-U.S. markets by buying or selling Fund shares at a price that does not reflect their true value. A similar risk exists for the Funds’ potential investment in securities of smaller capitalization companies, securities of issuers located in emerging markets or any high-yield or other securities that are thinly traded and more difficult to value.

To discourage excessive, short-term trading and other abusive trading practices, the Trust’s Board of Trustees has adopted policies and procedures reasonably designed to detect and prevent short-term trading activity that may be harmful to the Funds and their shareholders. Such activities may have a detrimental effect on the Funds and their shareholders. For example, depending upon various factors such as the size of a Fund and the amount of its assets maintained in cash, short-term or excessive trading by Fund shareholders may interfere with the efficient management of the Fund’s portfolio, increase transaction costs and taxes, and may harm the performance of the Fund and its shareholders.

The Trust seeks to deter and prevent abusive trading practices, and to reduce these risks, through a combination of methods. To the extent that there is a delay between a change in the value of a mutual fund’s portfolio holdings, and the time when that change is reflected in the NAV of the fund’s shares, that fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at net asset values that do not reflect appropriate fair value prices. The Trust seeks to deter and prevent this activity, sometimes referred to as “stale price arbitrage,” by the appropriate use of “fair value” pricing of the Funds’ portfolio securities. See “How Fund Shares Are Priced” below for more information.

The Trust also seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Trust and the Manager each reserves the right to restrict or refuse any purchase or exchange transaction if, in the judgment of the Trust or of the Manager, the transaction may adversely affect the interests of a Fund or its shareholders. Among other things, the Trust and its service providers may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price. Notice of any restrictions or rejections of transactions may vary according to the particular circumstances.

Although the Trust and its service providers seek to use these methods to detect and prevent abusive trading activities, and although the Trust will consistently apply such methods, there can be no assurances that such activities can be detected, mitigated or eliminated. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for submission to the Fund on a net basis, conceal the identity of the individual shareholders from the Fund because the broker, retirement plan administrator, fee-based program sponsor or other financial intermediary maintains the record of each Fund’s underlying beneficial owners. This makes it more difficult for the Trust and its service providers to identify short-term transactions in the Funds. Although the Trust and its service providers may seek to review trading activity at the omnibus account level in order to identify abusive trading practices with respect to the Funds, there can be no assurance of success in this regard.

Minimum Account Size	Due to the relatively high cost to the Funds of maintaining small accounts, you are asked to maintain an account balance in each Fund in which you invest of at least the minimum investment necessary to open the particular type of account. If your balance for any Fund remains below the minimum for three months or longer, the Manager has the right (except in the case of employer-sponsored retirement accounts) to redeem your remaining shares and close that Fund account after giving you 60 days to increase your balance. Your Fund account will not be liquidated if the reduction in size is due solely to a decline in market value of your Fund shares or if the aggregate value of all your accounts with the Trust and Allianz Funds exceeds $50,000.

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Notwithstanding the foregoing, due to the relatively high cost of maintaining small accounts, the Trust reserves the right to redeem shares in any account and without any prior notice for their then-current value (which will be promptly paid to the investor) if at any time, and for any reason, including solely due to declines in NAV, the shares in the account do not have a value of at least $20. Additionally, the Manager and the Distributor each reserves the right to assess an annual fee of $15 for any accounts with balances that fall below $1,000, subject to the Distributor’s right to make exemptions on a case by case basis. For more information, see “Additional Information about Purchases, Exchanges and Redemptions of Class A, Class B, Class C, Class R, Class R6 and Institutional Class Shares” in the Statement of Additional Information.

Exchanging Shares	Except as provided below and/or in the applicable Funds’ or series’ prospectus(es), you may exchange your Class A, Class B, Class C or Class R shares of any Fund for the same Class of shares of any other Fund or of another series of Allianz Funds that offers the same Class of shares. Shares are exchanged on the basis of their respective NAVs (without a sales charge) next calculated after your exchange order is received by the Distributor. Currently, the Trust does not charge any exchange fees.

For Class A, Class B, and Class C shares, exchanges are subject to the $1,000 minimum initial purchase requirements for each Fund, except with respect to tax-qualified programs and exchanges effected through the Allianz Funds Auto-Exchange plan. In addition, for taxable shareholders, an exchange is generally a taxable event that will generate capital gains or losses, and special rules may apply in computing tax basis when determining gain or loss. See “Tax Consequences” in this Prospectus and “Taxation” in the Statement of Additional Information.

For Class R shares, specified benefit plans or financial service firms may impose various additional fees and charges, investment minimums and other requirements with respect to exchanges. Specified benefit plans may also limit exchanges to Funds offered as investment options in the plan, and may establish certain privileges with respect to exchanges of Class R shares. Plan participants should contact their plan administrators to exchange Class R shares and for additional information about the exchange privilege. Plan administrators should contact their financial service firm for information about the firm. You may exchange Class R shares only with respect to Funds or other eligible series that are registered in your state of residence or where an exemption from registration is available.

In certain circumstances, shares of one Class of a Fund may also be exchanged directly for shares of another Class of the same Fund, as described in the Statement of Additional Information. If you maintain your account with the Distributor, you may exchange shares by completing a written exchange request and sending it to Allianz Funds, P.O. Box 8050, Boston, MA 02266-8050. You can get an exchange form by calling the Distributor at 1-800-988-8380.

The Trust and the Manager each reserves the right to refuse exchange purchases (or purchase and redemption and/or redemption and purchase transactions) if, in the judgment of the Trust or the Manager, the transaction would adversely affect a Fund and its shareholders. In particular, a pattern of transactions characteristic of “market timing” strategies may be deemed by the Manager to be detrimental to the Trust or a particular Fund. See “Abusive Trading Practices” above. Although the Trust has no current intention of terminating or modifying the exchange privilege, it reserves the right to do so at any time. Except as otherwise permitted by the SEC, the Trust will give you 60 days’ advance notice if it exercises its right to terminate or materially modify the exchange privilege. Because the Funds will not always be able to detect market timing activity, investors should not assume that the Funds will be able to detect or prevent all market timing or other trading practices that may disadvantage the Funds. For example, it is more difficult for the Funds to monitor trades that are placed by omnibus or other nominee accounts because the broker, retirement plan administrator, fee-based program sponsor or other financial intermediary maintains the record of the applicable Fund’s underlying beneficial owners.

The Statement of Additional Information provides more detailed information about the exchange privilege, including the procedures you must follow and additional exchange options.

Selling Shares— Class A, B and C	You can sell (redeem) Class A, Class B or Class C shares of the Funds in the following ways:

    •   Through your broker, dealer or other financial intermediary. Your broker, dealer or other intermediary may independently charge you transaction fees and additional amounts in return for its services, which will reduce your return.

    •   Directly from the Trust by Written Request. To redeem shares directly from the Trust by written request (whether or not the shares are represented by certificates), you must send the following items to the Trust’s Transfer Agent, Boston Financial Data Services, Inc., P.O. Box 8050, Boston, MA 02266-8050:

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         (1) a written request for redemption signed by all registered owners exactly as the account is registered on the Transfer Agent’s records, including fiduciary titles, if any, and specifying the account number and the dollar amount or number of shares to be redeemed;

         (2) for certain redemptions described below, a guarantee of all signatures on the written request or on the share certificate or accompanying stock power, if required, as described under “Signature Validation” below;

(3) any share certificates issued for any of the shares to be redeemed (see “Certificated Shares” below); and

         (4) any additional documents which may be required by the Transfer Agent for redemption by corporations, partnerships or other organizations, executors, administrators, trustees, custodians or guardians, or if the redemption is requested by anyone other than the shareholder(s) of record. Transfers of shares are subject to the same requirements.

A signature validation is not required for redemptions requested by and payable to all shareholders of record for the account, and to be sent to the address of record for that account. To avoid delay in redemption or transfer, if you have any questions about these requirements you should contact the Transfer Agent in writing or call 1-800-988-8380 before submitting a request. Written redemption or transfer requests will not be honored until all required documents in the proper form have been received by the Transfer Agent. You can not redeem your shares by written request if they are held in broker “street name” accounts — you must redeem through your broker.

If the proceeds of your redemption (i) are to be paid to a person other than the record owner, (ii) are to be sent to an address other than the address of the account on the Transfer Agent’s records, and/or (iii) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed as described under “Signature Validation” below. The Distributor may, however, waive the signature validation requirement for redemptions up to $2,500 by a trustee of a qualified retirement plan, the administrator for which has an agreement with the Distributor.

The Statement of Additional Information describes a number of additional ways you can redeem your shares, including:

• Telephone requests to the Transfer Agent
• Expedited wire transfers
• Automatic Withdrawal Plan
• Allianz Funds Fund Link

Unless you specifically elect otherwise, your initial account application permits you to redeem shares by telephone subject to certain requirements. To be eligible for expedited wire transfer, Automatic Withdrawal Plan, and Fund Link privileges, you must specifically elect the particular option on your account application and satisfy certain other requirements. The Statement of Additional Information describes each of these options and provides additional information about selling shares. You can obtain the Statement of Additional Information free of charge from the Distributor by written request or by calling 1-800-988-8380.

Other than an applicable CDSC, you will not pay any special fees or charges to the Trust or the Distributor when you sell your shares. However, if you sell your shares through your broker, dealer or other financial intermediary, that firm may charge you a commission or other fee for processing your redemption request.

Selling Shares— Class R Shares	Class R shares may be redeemed through the investor’s plan administrator on any day the NYSE is open. Investors do not pay any fees or other charges to the Trust or the Distributor when selling shares, although specified benefit plans and financial service firms may charge for their services in processing redemption requests. Please contact the plan or firm for details.

Subject to any restrictions in the applicable specified benefit plan documents, plan administrators are obligated to transmit redemption orders to the Distributor or their financial service firm promptly and are responsible for ensuring that redemption requests are in proper form. Specified benefit plans and financial service firms will be responsible for furnishing all necessary documentation to the Distributor or the Trust’s transfer agent and may charge for their services. Redemption proceeds will be forwarded to the specified benefit plan or financial service firm as promptly as possible and in any event within seven days after the redemption request is received by the Distributor in good order.

Redemption Fees	The Trust does not charge any redemption fees on the redemption or exchange of Fund shares.

Other Redemption Information	Redemptions of all Classes of Fund shares may be suspended when trading on the NYSE is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the

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value of their net assets, or during any other period as permitted by the SEC for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payment for more than seven days, as permitted by law.

For shareholder protection, a request to change information contained in an account registration (for example, a request to change the bank designated to receive wire redemption proceeds) must be received in writing, signed by the minimum number of persons designated on the completed application that are required to effect a redemption, and accompanied by a signature validation from any eligible guarantor institution, as determined in accordance with the Trust’s procedures, as more fully described below. A signature validation cannot be provided by a notary public. In addition, corporations, trusts, and other institutional organizations are required to furnish evidence of the authority of the persons designated on the completed application to effect transactions for the organization.

Retirement plan sponsors, participant recordkeeping organizations and other financial intermediaries may also impose their own restrictions, limitations or fees in connection with transactions in the Funds’ shares, which may be stricter than those described in this section. You should contact your plan sponsor, recordkeeper or financial intermediary for more information on any additional restrictions, limitations or fees are imposed in connection with transactions in Fund shares.

In addition, for taxable shareholders, a redemption is generally a taxable event that will generate capital gain or loss. See “Tax Consequences” in this Prospectus and “Taxation” in the Statement of Additional Information.

Timing of Redemption Payments	For Class A, Class B and Class C shares, redemption proceeds will normally be mailed to the redeeming shareholder within seven calendar days or, in the case of wire transfer or Fund Link redemptions, sent to the designated bank account within one business day. Fund Link redemptions may be received by the bank on the second or third business day. In cases where shares have recently been purchased by personal check, redemption proceeds may be withheld until the check has been collected, which may take up to 15 days. To avoid such withholding, investors should purchase shares by certified or bank check or by wire transfer.

For Class R shares, redemption proceeds will be forwarded to the specified benefit plan or financial service firm as promptly as possible and in any event within seven days after the redemption request is received by the Distributor in good order.

Redemptions in Kind	The Trust has agreed to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1% of the Fund’s net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust may pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by a Fund in lieu of cash. If your shares are redeemed in kind, you should expect to incur transaction costs upon the disposition of the securities received in the distribution.

Cost Basis Reporting	When you redeem, sell or exchange Fund shares, the Fund or, if you purchase your shares through a broker, dealer or other financial intermediary, your financial intermediary generally is required to report to you and the IRS on an IRS Form 1099-B cost-basis information with respect to those shares, as well as information about whether any gain or loss on your redemption or exchange is short- or long-term and whether any loss is disallowed under the “wash sale” rules. This reporting requirement is effective for Fund shares acquired by you (including through dividend reinvestment) on or after January 1, 2012, when you subsequently redeem, sell or exchange those shares. Such reporting generally is not required for shares held in a retirement or other tax-advantaged account. Cost basis is typically the price you pay for your shares (including reinvested dividends), with adjustments for certain commissions, wash-sales, organizational actions, and other items, including any returns of capital paid to you by the Fund in respect of your shares. Cost basis is used to determine your net gains and losses on any shares you redeem or exchange in a taxable account.

The Fund or your financial intermediary, as applicable, will permit you to select from a list of alternative cost basis reporting methods to determine your cost basis in Fund shares acquired on or after January 1, 2012. If you do not select a particular cost basis reporting method, the Fund or financial intermediary will apply its default cost basis reporting method to your shares. If you hold your shares directly in a Fund account, the Fund’s default method (or the method you have selected by notifying the Fund) will apply; if you hold your shares in an account with a financial intermediary, the intermediary’s default method (or the method you have selected by notifying the intermediary) will apply. Please consult the Fund’s Web site at us.allianzgi.com, or your financial intermediary, as applicable, for more information on the available methods for cost basis reporting and how to select or change a particular method. You should consult your tax advisor concerning the application of these rules to your investment in the Fund, and to determine which available cost basis method is best for you. Please note that you are responsible for calculating and reporting your cost basis in Fund shares acquired prior to January 1, 2012.

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Certificated Shares	The Trust currently does not, and has no intention to, issue share certificates. Should it do so in the future, and if you are redeeming shares for which certificates have been issued, the certificates must be mailed to or deposited with the Trust, duly endorsed or accompanied by a duly endorsed stock power or by a written request for redemption. Signatures must be guaranteed as described under “Signature Validation” below. The Trust may request further documentation from institutions or fiduciary accounts, such as corporations, custodians (e.g., under the Uniform Gifts to Minors Act), executors, administrators, trustees or guardians. Your redemption request and stock power must be signed exactly as the account is registered, including indication of any special capacity of the registered owner.

Signature Validation	When a signature validation is called for, a “Medallion” signature validation or a Signature Validation Program (SVP) stamp will be required. A Medallion signature validation or an SVP stamp may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which is participating in a Medallion program or SVP recognized by the Securities Transfer Association. The three recognized Medallion programs are the Securities Transfer Agents Medallion Program, Stock Exchanges Medallion Program and New York Stock Exchange, Inc. Medallion Signature Program. Signature validations from financial institutions which are not participating in one of these programs will not be accepted. Please note that financial institutions participating in a recognized Medallion program may still be ineligible to provide a signature validation for transactions of greater than a specified dollar amount. The Trust may change the signature validation requirements from time to time upon notice to shareholders, which may be given by means of a new or supplemented prospectus.

Signature validation cannot be provided by a notary public. In addition, corporations, trusts, and other institutional organizations are required to furnish evidence of the authority of the persons designated on the Client Registration Application to effect transactions for the organization.

Verification of Identity	To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, a Fund must obtain the following information for each person who opens a new account:

1. Name. 2. Date of birth (for individuals). 3. Residential or business street address. 4. Social security number, taxpayer identification number, or other identifying number.

Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

Individuals may also be asked for a copy of their driver’s license, passport or other identifying document in order to verify their identity. In addition, it may be necessary to verify an individual’s identity by cross-referencing the identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

After an account is opened, a Fund may restrict your ability to purchase additional shares until your identity is verified. A Fund also may close your account and redeem your shares or take other appropriate action if it is unable to verify your identity within a reasonable time.

Shares of the Funds are publicly offered for sale only in the U.S., its territories and possessions.

Request for Multiple Copies of Shareholder Documents	To reduce expenses, it is intended that only one copy of a Fund’s prospectus and each annual and semi-annual report will be mailed to those addresses shared by two or more accounts. If you wish to receive additional copies of these documents and your shares are held directly with the Trust, call the Trust at 1-800-988-8380. Alternatively, if your shares are held through a financial institution, please contact it directly. Within 30 days after receipt of your request by the Trust or financial institution, as appropriate, such party will begin sending you individual copies.

232	Allianz Multi-Strategy Funds

How Fund Shares Are Priced

The net asset value per share (“NAV”) of each class of a Fund’s shares is determined by dividing the total value of the Fund’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class. The assets of each Target Fund consist predominantly of shares of the Underlying Funds, which are valued at their respective NAVs. Fund and Underlying Fund shares are valued as of a particular time (the “Valuation Time”) on each day (“Business Day”) that the New York Stock Exchange is open for trading. The Valuation Time is ordinarily at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) (the “NYSE Close”). In unusual circumstances, the Board of Trustees of the Funds or an Underlying Fund may determine that the Valuation Time shall be as of 4:00 p.m., Eastern time, notwithstanding an earlier, unscheduled close or halt of trading on the New York Stock Exchange.

For purposes of calculating NAV, the Funds’ investments for which market quotations are readily available are valued at market value. Market values for various types of securities and other instruments are determined on the basis of closing prices or last sales prices on an exchange or other market, or based on quotes or other market information obtained from quotation reporting systems, established market makers or pricing services. Please see “Net Asset Value” in the Statement of Additional Information. Market values for Underlying Funds are generally equal to their published NAVs as of the Valuation Time. Short-term investments by the Funds and the Underlying Funds having a maturity of 60 days or less are generally valued at amortized cost.

If market quotations are not readily available (including in cases where available market quotations are deemed to be unreliable), the Funds’ investments will be valued as determined in good faith pursuant to policies and procedures approved by the Board of Trustees (so-called “fair value pricing”). Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. Also, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund.

The Funds may determine that market quotations are not readily available due to events relating to a single issuer (e.g., corporate actions or announcements) or events relating to multiple issuers (e.g., governmental actions or natural disasters). The Funds may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. In considering whether fair value pricing is required and in determining fair values, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the Valuation Time. The Funds may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. The Funds’ use of fair value pricing may help deter “stale price arbitrage,” as discussed above under “Abusive Trading Practices.”

For purposes of calculating NAV, the Funds normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and non-U.S. securities are normally priced using data reflecting the earlier closing of the principal markets for those securities, subject to possible fair value adjustments. Information that becomes known to the Funds or their agents after NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or NAV determined earlier that day.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed, and the NAV of a Fund’s shares may change on days when an investor is not able to purchase, redeem or exchange shares. The calculation of a Fund’s NAV may not take place contemporaneously with the determination of the prices of non-U.S. securities used in NAV calculations.

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Fund Distributions

Each Fund distributes substantially all of its net investment income to shareholders in the form of dividends. You begin earning dividends on Fund shares the day after the Trust receives your purchase payment. Dividends paid by each Fund with respect to each class of shares are calculated in the same manner and at the same time, but dividends on certain classes of shares are expected to be lower than dividends on other shares as a result of the administrative fees, distribution and/or servicing fees or other expenses applicable only to certain classes of shares. The table below shows when each Fund intends to declare and distribute income dividends to shareholders of record. To the extent a significant portion of the securities held by a Fund fluctuate in the rate or frequency with which they generate dividends and income, or have variable or floating interest rates, the amounts of the Fund’s income distributions to shareholders are expected to vary.

Allianz Fund	At Least Annually	Quarterly	Monthly

AllianzGI Global Allocation, AllianzGI Convertible and AllianzGI Retirement Income Funds		•

AllianzGI High Yield Bond Fund and AllianzGI Short Duration High Income Fund			•

AllianzGI NFJ Emerging Markets Value, AllianzGI NFJ Global Dividend Value and AllianzGI NFJ International Value II Funds		•

All other Funds	•

In addition, each Fund distributes any net capital gains (i.e., the excess of net long-term gains over net short-term losses) it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.

You can choose from the following distribution options:

• Reinvest all distributions in additional shares of the same class of your Fund at NAV. This will be done unless you elect another option.

    •   Invest all distributions in shares of the same class of any other Fund or series of Allianz Funds that offers that class at NAV. You must have an account existing in the Fund or series selected for investment with the identical registered name. Class R shareholders may utilize this distribution option only if it is offered by your specified benefit plan, and only with respect to Funds or other series that are investment options offered by the plan. You must elect this option on your account application or by a telephone request to the Transfer Agent at 1-800-988-8380.

    •   Receive all distributions in cash (either paid directly to you or credited to your account with your broker or other financial intermediary). You must elect this option on your account application or by a telephone request to the Transfer Agent at 1-800-988-8380. For Class R shares, cash distributions will be credited to your account at your specified benefit plan if this option is elected when your account is established.

You do not pay any sales charges or other fees on the receipt of shares received through the reinvestment of Fund distributions.

If you elect to receive Fund distributions in cash and any such dividend or capital gain distribution check(s) remain uncashed for more than six months, the proceeds may be invested in additional Fund shares at the NAV calculated on the day of such investment. Additionally, if you elect to receive Fund distributions in cash and the postal or other delivery service is unable to deliver checks to your address of record, the Trust’s Transfer Agent will hold the returned checks for your benefit in a non-interest bearing account.

For further information on distribution options, please contact your broker, plan administrator or other financial intermediary, or call the Distributor at 1-800-988-8380.

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Tax Consequences

This section summarizes some of the important U.S. federal income tax consequences to U.S. persons of investing in the Funds. An investment in the Funds may have other tax implications. You should consult your tax advisor for information concerning the possible application of federal, state, local, or non-U.S. tax laws to you. Please see the Statement of Additional Information for additional information regarding the tax aspects of investing in the Funds.

Each Fund has elected or (in the case of a new fund) intends to elect to be treated and intends to qualify each year as a regulated investment company under the Internal Revenue Code. A regulated investment company is not subject to U.S. federal income tax on income and gains that are distributed in a timely manner to shareholders. A Fund’s failure to qualify as a regulated investment company would result in fund-level taxation, and, consequently, a reduced return on your investment.

•   Taxes on Fund Distributions. If you are a shareholder subject to U.S. federal income tax, you will be subject to tax on Fund distributions in the manner described herein whether they are paid in cash or reinvested in additional shares of the Funds. The Funds will provide you with an annual statement showing you the amount and tax character (e.g., ordinary or capital) of the distributions you received each year.

For U.S. federal income tax purposes, Fund distributions will be taxable to you as either ordinary income or capital gains. Fund dividends consisting of distributions of investment income are taxable to you as ordinary income. The treatment of Fund distributions of capital gains is based on how long the Fund owned (or is deemed to have owned) the investments that generated those gains, rather than how long you have owned your shares. Distributions of net capital gains (that is, the excess of net long-term capital gains from the sale of investments that a Fund owned for more than 12 months over net short-term capital losses) that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to you as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates. Distributions of net short-term capital gains in excess of net long-term capital losses will be taxable to you as ordinary income.

Distributions of investment income reported by a Fund as derived from “qualified dividend income” will be taxed to individual shareholders at the rates applicable to net capital gains, provided holding period and other requirements are met at both the shareholder and Fund level. If a Fund receives dividends from an Underlying Fund that the Underlying Fund has reported as qualified dividend income, then the Fund is permitted in turn to report a portion of its distributions as qualified dividend income, provided the Funds meets holding period and other requirements with respect to shares of the Underlying Fund. Distributions from REITs generally do not qualify as qualified dividend income.

A Medicare contribution tax is imposed on the “net investment income” of individuals, estates and trusts whose income exceeds certain threshold amounts. Net investment income generally includes for this purpose dividends paid by a Fund, including any capital gain dividends, and capital gains recognized on the sale, redemption or exchange of shares of a Fund. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in a Fund.

The ultimate tax characterization of a Fund’s distributions made in a taxable year cannot be determined finally until after the end of that taxable year. As a result, there is a possibility that a Fund may make total distributions during a taxable year in an amount that exceeds such Fund’s current and accumulated earnings and profits. In that case, the excess generally would be treated as a return of capital, which would reduce your tax basis in the applicable shares, with any amounts exceeding such basis treated as gain from the sale of such shares. A return of capital is not taxable, but it reduces your tax basis in your shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of your shares.

To the extent that a Fund has capital loss carryforwards from prior tax years, those carryforwards will reduce the net capital gains that can support the Fund’s distribution of Capital Gain Dividends. If the Fund uses net capital losses incurred in taxable years beginning on or before December 22, 2010, those carryforwards will not reduce the Fund’s current earnings and profits, as losses incurred in later years will. As a result, if that Fund then distributes capital gains recognized during the current year in excess of net capital gains (as reduced by carryforwards), the portion of the excess that is supported by the Fund’s current earnings and profits will be taxable as an ordinary dividend distribution, even though that distributed excess amount would not have been subject to tax if retained by the Fund. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the Fund retains or distributes such gains.

Fund distributions are taxable to you even if they are paid from income or gains earned by a Fund prior to your investment and thus were included in the price you paid for your shares. For example, if you purchase

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shares on or just before the record date of a Fund distribution, you will pay full price for the shares and could receive a portion of your investment back as a taxable distribution.

A Fund’s transactions in derivatives, short sales, or similar or related transactions could affect the amount, timing and character of distributions from the Fund, and could increase the amount and accelerate the timing for payment of taxes payable by shareholders. In particular, a Fund’s options transactions could cause a substantial portion of the Fund’s income to consist of net short-term capital gains, which, when distributed, are treated and taxable to shareholders as ordinary income. A Fund’s use of a fund-of-funds structure could affect the amount, timing and character of distributions from the Fund, and, therefore, could increase the amount of taxes payable by shareholders.

Investments through tax-qualified retirement plans and other tax-advantaged investors are generally not subject to current federal income tax, although certain real estate-related income may be subject to special rules, including potential taxation and reporting requirements. Shareholders should consult their tax advisers to determine the precise effect of an investment in a Fund on their particular tax situation.

In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, a Fund must, among other things, derive at least 90% of its income from certain specified sources (such income, “qualifying income”). Income from certain commodity-linked investments does not constitute qualifying income to a Fund. The tax treatment of certain other commodity-linked investments is not certain, in particular with respect to whether income and gains from such investments constitute qualifying income. If such income were determined not to constitute qualifying income and were to cause a Fund’s nonqualifying income to exceed 10% of the Fund’s gross income for any year, the Fund would fail the 90% gross income test described above. The Fund could, in some cases, cure such failure by paying a Fund-level tax. If the Fund were ineligible to or otherwise did not cure such failure for any year, its taxable income and gains would be subject to tax at the fund level, and distributions from earnings and profits would be taxable to shareholders as ordinary income. A Fund’s ability to pursue its investment strategy and achieve its investment objective may be limited by its intention to qualify as regulated investment company.

The tax issues relating to these and other types of investments and transactions are described more fully under “Taxation” in the Statement of Additional Information.

•   Taxes When You Sell (Redeem) or Exchange Your Shares. Any gain resulting from the sale (or redemption) of Fund shares generally will be taxed to you as capital gain. When you exchange shares of a Fund for shares of another series, the transaction generally will be treated as a sale and any gain realized on such transfer will be taxed as capital gain. See “Cost Basis Reporting” above for a description of reporting rules relating to certain redemptions of Fund shares.

•   A Note on Non-U.S. Investments. A Fund or Underlying Fund’s investments in non-U.S. securities may be subject to withholding and other taxes imposed by countries outside the U.S. This may reduce the return on your investment. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Eligible funds may be able to pass through to you a deduction or credit for foreign taxes. A Fund or Underlying Fund’s investments in non-U.S. securities (other than equity securities) or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions.

•   Backup Withholding. The Funds generally are required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any shareholder (i) who fails to properly furnish the Funds with a correct taxpayer identification number, (ii) who has under-reported dividend or interest income, or (iii) who fails to certify to the Fund that he, she or it is not subject to such withholding. The backup withholding rate is 28%.

236	Allianz Multi-Strategy Funds

Characteristics and Risks of Securities and Investment Techniques

This section provides additional information about some of the principal investments and related risks of the Funds identified in the Fund Summaries and under “Principal Investments and Strategies of Each Fund” and “Summary of Principal Risks” above. It also describes characteristics and risks of additional securities and investment techniques that are not necessarily principal investment strategies but may be used by the Funds from time to time. Most of these securities and investment techniques are discretionary, which means that the portfolio managers can decide whether to use them or not. This Prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Funds. As with any mutual fund, investors in the Funds must rely on the professional investment judgment and skill of the Manager, the Sub-Advisers and the individual portfolio managers. Please see “Investment Objectives and Policies” in the Statement of Additional Information for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Funds.

Disclosure Relating to Target, Multi-Asset and Global Fundamental Strategy Funds	As each Target Fund intends to invest its assets primarily in shares of the Underlying Funds, the risks of investing in a Target Fund are closely related to the risks associated with the Underlying Funds and their investments. However, as each Target Fund may also invest its assets directly in stocks or bonds of other issuers and in other instruments, such as forwards, options, futures contracts or swap agreements, a Target Fund may be directly exposed to certain risks described below. To the extent the Multi-Asset Funds and Global Fundamental Strategy Fund invest their assets in shares of the Underlying Funds, the risks of investing in such Funds will be related to the risks associated with the Underlying Funds and their investments. However, as each of the Multi-Asset Funds and Global Fundamental Strategy Fund may also invest their assets directly in stocks or bonds of other issuers and in other instruments, such as forwards, options, futures contracts or swap agreements, the Fund may be directly exposed to certain risks described below. These descriptions are intended to address both direct investments by the Target Funds, Multi-Asset Funds and Global Fundamental Strategy Fund and, where applicable, indirect exposure to securities and other instruments that the Funds may gain through investing in Underlying Funds and Other Acquired Funds. As such, unless stated otherwise, any reference in this section only to “Funds” includes both the Funds and Underlying Funds.

For more information about these risks and the securities and investment techniques used by the Underlying Funds, please refer to the Statement of Additional Information (including the summary descriptions of the Underlying Funds contained therein) and the Underlying Funds’ prospectuses. This summary is qualified in its entirety by reference to the prospectuses and statements of additional information of each Underlying Fund, which are available free of charge by calling 1-800-498-5413 (for the Trust or Allianz Funds), or 1-800-927-4648 (for PIMCO Equity Series, PIMCO ETF Trust or PIMCO Funds).

Common Stocks and Other Equity Securities	Common stock represents an ownership interest in a company. Common stock may take the form of shares in a corporation, membership interests in a limited liability company, limited partnership interests, or other forms of ownership interests. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates or adverse circumstances involving the credit markets. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds, other debt and preferred stock. For this reason, the value of a company’s stock will usually react more strongly than its bonds, other debt and preferred stock to actual or perceived changes in the company’s financial condition or prospects.

Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies. Stocks of companies that the portfolio managers believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. Seeking earnings growth may result in significant investments in sectors that may be subject to greater volatility than other sectors of the economy. Companies that a Fund’s portfolio manager believes are undergoing positive change and whose stock the portfolio manager believes is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If a Fund’s portfolio manager’s assessment of a company’s earnings growth or other prospects is wrong, or if the portfolio manager’s judgment of how other investors will value the company is wrong, then the price of the company’s stock may fall or may not approach the value that the portfolio manager has placed on it.

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Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy and/or insolvency of the issuer. In addition to common stocks, equity securities include, without limitation, preferred stocks, convertible securities and warrants. Equity securities other than common stocks are subject to many of the same risks as common stocks, although possibly to different degrees. A Fund may invest in, and gain exposure to, common stocks and other equity securities through purchasing depositary receipts, such as ADRs, EDRs and GDRs, as described under “Non-U.S. Securities” below.

Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference for the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred stock may pay fixed or adjustable rates of return. Preferred stock is subject to issuer-specified and market risks applicable generally to equity securities. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt.

Companies with Smaller Market Capitalizations	Companies that are smaller and less well-known or seasoned than larger, more widely held companies may offer greater opportunities for capital appreciation, but may also involve risks different from, or greater than, risks normally associated with larger companies. Larger companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, and more stability and greater depth of management and technical personnel than smaller companies. Smaller companies may have limited product lines, markets or financial resources or may depend on a small, inexperienced management group. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more abruptly or erratically than securities of larger companies. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. These securities may therefore be more vulnerable to adverse market developments than securities of larger companies. Also, there may be less publicly available information about smaller companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of a company’s earnings potential or assets. Because securities of smaller companies may have limited liquidity, a Fund may have difficulty establishing or closing out its positions in smaller companies at prevailing market prices. As a result of owning illiquid securities, a Fund is subject to the additional risk of possibly having to sell portfolio securities at disadvantageous times and prices if redemptions require the Fund to liquidate its securities positions. Companies with medium-sized market capitalizations also have substantial exposure to these risks. Furthermore, as companies’ market capitalizations fall due to declining markets or other circumstances, such companies will have increased exposure to these risks.

Initial Public Offerings	The Funds may purchase securities in initial public offerings (IPOs). These securities are subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Funds to which IPO securities are allocated increases, the number of securities issued to any one Fund, if any, may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.

Non-U.S. Securities	The Funds may invest in non-U.S. securities. Non-U.S. securities may include, but are not limited to, securities of companies that are organized and headquartered outside the U.S.; non-U.S. equity securities as designated by commonly-recognized market data services; U.S. dollar- or non-U.S. currency-denominated corporate debt securities of non-U.S. issuers; securities of U.S. issuers traded principally in non-U.S. markets; non-U.S. bank obligations; U.S., dollar- or non-U.S. currency-denominated obligations of non-U.S. governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities; and securities of other investment companies investing primarily in non-U.S. securities. When assessing compliance with investment policies that designate a minimum or maximum level of investment in “non-U.S. securities” for a Fund, the Manager or the applicable Sub-Adviser may apply a variety of factors (either in addition to or in lieu of one or more of the categories described in the preceding sentence) in order to determine whether a particular security or instrument should be treated as U.S. or non-U.S. For more information about how the Manager or a Sub-Adviser may define non-U.S. securities for purposes of a Fund’s asset tests and investment restrictions, see the Fund’s principal investments and strategies under “Principal Investments and Strategies of Each Fund.” For

238	Allianz Multi-Strategy Funds

more information about how the Manager or a Sub-Adviser may determine whether an issuer is located in a particular country, see “Characteristics and Risks of Securities and Investment Techniques—Location of Issuer.”

The Funds may invest in American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). ADRs are dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a non-U.S. issuer, and are publicly traded on exchanges or over-the-counter in the United States. EDRs are receipts similar to ADRs and are issued and traded in Europe. GDRs may be offered privately in the United States and also traded in public or private markets in other countries. Investing in these instruments exposes a Fund to credit risk with respect to the issuer of the ADR, EDR or GDR, in addition to the risks of the underlying investment.

Investing in non-U.S. securities involves special risks and considerations not typically associated with investing in U.S. securities and shareholders should consider carefully the substantial risks involved for Funds that invest in these securities. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on non-U.S. portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; market disruption; the possibility of security suspensions; and political instability. Individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. Other countries’ financial infrastructure or settlement systems may be less developed than those of the United States. The securities markets, values of securities, yields and risks associated with non-U.S. securities markets may change independently of each other. Also, non-U.S. securities and dividends and interest payable on those securities could be subject to withholding and other foreign taxes. Non-U.S. securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Investments in non-U.S. securities may also involve higher custodial costs than domestic investments and additional transaction costs with respect to foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies. The currencies of non-U.S. countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund.

Emerging Market Securities	Each of the Funds that may invest in non-U.S. securities may invest in securities of issuers tied economically to countries with developing (or “emerging market”) economies. Emerging market countries are generally located in Asia, Africa, the Middle East, Latin America and Eastern Europe. Countries with emerging market economies are those with securities markets that are, in the opinion of the applicable Sub-Adviser, less sophisticated than more developed markets in terms of participation by investors, analyst coverage, liquidity and regulation. Funds with maximum percentage limitations on investments in emerging market securities calculate those limitations by defining “emerging market securities” as securities issued by companies located in emerging market countries. For more information about how the Manager or a Sub-Adviser may determine whether an issuer is “located in” a particular country, see “Characteristics and Risks of Securities and Investment Techniques—Location of Issuer.” A Fund with a policy to invest a minimum percentage of its assets in emerging market securities may use a broader measure, for example, by investing in securities of companies that are tied economically to countries with emerging securities markets. For more information about a particular Fund’s measure of such a minimum investment policy, see the Fund’s principal investments and strategies under “Principal Investments and Strategies of Each Fund.”

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in U.S. securities or in developed countries outside the United States. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or the creation of government monopolies. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency or other hedging techniques; companies that are newly organized and/or small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal, custodial and share registration systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion

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of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Location of Issuers	Certain Funds’ policies are determined by reference to whether an issuer is “located in” a particular country or group of countries. In determining whether an issuer is “located in” a particular country for those purposes, the Manager or the applicable Sub-Adviser will consider a number of factors, including but not limited to: (i) whether the issuer’s securities are principally traded in the country’s markets; (ii) where the issuer’s principal offices or operations are located; (iii) where the issuer is headquartered or organized; and (iv) the percentage of the issuer’s revenues derived from goods or services sold or manufactured in the country. The Manager or the applicable Sub-Adviser may also consider other factors in making this determination. No single factor will necessarily be determinative nor must all be present for the Manager or the applicable Sub-Adviser to determine that an issuer is in a particular country.

Foreign Currencies	A Fund that invests directly in foreign (non-U.S.) currencies or in securities that trade in, or receive revenues in, foreign currencies will be subject to currency risk.

Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by supply and demand and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or non-U.S. governments or central banks, or by currency controls or political developments. Currencies in which the Funds’ assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Funds.

Foreign Currency Transactions. The Funds may (but are not required to) enter into forward foreign currency exchange contracts for a variety of purposes, such as hedging against foreign exchange risk arising from a Fund’s investment or anticipated investment in securities denominated in foreign currencies, gaining leverage and increasing exposure to a foreign currency or shift exposure from one foreign currency to another. In addition, these Funds may buy and sell foreign currency futures contracts and options on foreign currencies and foreign currency futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a date and price set at the time of the contract, reduces a Fund’s exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. Certain foreign currency transactions may also be settled in cash rather than the actual delivery of the relevant currency. The effect on the value of a Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. The Funds may also use a basket of currencies to hedge against adverse changes in the value of another currency or basket of currencies or to increase the exposure to such currencies. Contracts to sell foreign currency would limit any potential gain which might be realized by a Fund if the value of the hedged currency increases. A Fund may enter into these contracts to hedge against foreign exchange risk arising from the Fund’s investment or anticipated investment in securities denominated in foreign currencies or to increase exposure to a currency or to shift exposure of currency fluctuations from one currency to another. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in such transactions at any given time or from time to time. Also, any such transactions may not be successful and may eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies. In addition, to the extent that it engages in foreign currency transactions, a Fund will be subject to the additional risk that the relative value of currencies will be different than anticipated by the Fund’s portfolio manager(s).

Derivatives	Unless otherwise stated in the Fund Summaries or under “Principal Investments and Strategies of Each Fund,” the Funds may, but are not required to, use a number of derivative instruments. Derivatives may be used for a variety of reasons, including for risk management, for leverage and to indirectly gain exposure to other types of investments. For example, a Fund may use derivative instruments (such as securities swaps) to indirectly participate in the securities market of a country from which a Fund would otherwise be precluded for lack of an established securities custody and safekeeping system or for other reasons. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to, among other things, stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. A Sub-Adviser may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by a Fund will succeed. In addition, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Examples of derivative instruments that the Funds may buy, sell or otherwise utilize (unless otherwise stated in the Fund Summaries or under “Principal Investments and Strategies of Each Fund”) include, among others, option contracts, futures contracts, options on futures contracts, forward contracts, warrants and swap

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agreements, including swap agreements with respect to securities indexes. The Funds that may use derivatives may purchase and sell (write) call and put options on securities, securities indexes and foreign currencies; and may also purchase and sell futures contracts and options thereon with respect to securities, securities indexes, interest rates and foreign currencies. A description of these and other derivative instruments that the Funds may use are described under “Investment Objectives and Policies” in the Statement of Additional Information.

A Fund’s use of derivative instruments involves risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments, and the use of certain derivatives may subject a Fund to the potential for unlimited loss. A description of various risks associated with particular derivative instruments is included in “Investment Objectives and Policies” in the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Funds.

Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

Credit Risk. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a “counterparty”) to make required payments or otherwise comply with the contract’s terms. To the extent a Fund has significant exposure to a single or small group of counterparties, this risk will be particularly pronounced.

Liquidity Risk. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Leveraging Risk. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a Fund uses derivatives for leverage, investments in that Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each Fund will segregate assets determined to be liquid by the Manager or a Sub-Adviser in accordance with procedures approved by the Board of Trustees (or, as permitted by applicable law, enter into certain offsetting positions) to cover its obligations under derivative instruments. Leveraging risk may be especially applicable to Funds that may write uncovered (or “naked”) options.

Lack of Availability. Because the markets for certain derivative instruments (including markets located in non-U.S. countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, a portfolio manager of a Fund may wish to retain the Fund’s position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other suitable counterparty can be found. There is no assurance that a Fund will engage in derivatives transactions at any time or from time to time. A Fund’s ability to use derivatives may also be limited by certain regulatory and tax considerations.

Market and Other Risks. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest. If a Sub-Adviser incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or result in losses by offsetting favorable price movements in other Fund investments. A Fund may also have to buy or sell a security at a disadvantageous time or price because the Fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. There are significant differences between the securities and derivatives markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve the intended result. In addition, a Fund’s use of derivatives may accelerate and/or increase the amount of taxes payable by shareholders. Derivative instruments are also subject to the risk of

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ambiguous documentation. A decision as to whether, when and how to use derivatives involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. In addition, derivatives strategies that are successful under certain market conditions may be less successful or unsuccessful under other market conditions.

From time to time, a Fund may use participatory notes (“P-Notes”) to gain exposure to issuers in certain countries. P-Notes are a type of equity-linked derivative that generally are traded over-the-counter and constitute general unsecured contractual obligations of the banks or broker-dealers that issue them. Generally, banks and broker-dealers associated with non-U.S.-based brokerage firms buy securities listed on certain foreign exchanges and then issue P-Notes which are designed to replicate the performance of certain issuers and markets. The performance results of P-Notes will not replicate exactly the performance of the issuers or markets that the notes seek to replicate due to transaction costs and other expenses. The return on a P-Note that is linked to a particular underlying security generally is increased to the extent of any dividends paid in connection with the underlying security. However, the holder of a P-Note typically does not receive voting or other rights as it would if it directly owned the underlying security, and P-Notes present similar risks to investing directly in the underlying security. Additionally, P-Notes entail the same risks as other over-the-counter derivatives. These include the risk that the counterparty or issuer of the P-Note may not be able to fulfill its obligations, that the holder and counterparty or issuer may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected. Additionally, while P-Notes may be listed on an exchange, there is no guarantee that a liquid market will exist or that the counterparty or issuer of a P-Note will be willing to repurchase such instrument when a Fund wishes to sell it.

Equity-Related Instruments	Equity-related instruments are securities and other instruments, including derivatives such as equity-linked securities, whose investment results are intended to correspond generally to the performance of one or more specified equity securities or of a specified equity index or analogous “basket” of equity securities. See “Common Stocks and Other Equity Securities” above. To the extent that a Fund invests in equity-related instruments whose return corresponds to the performance of a non-U.S. securities index or one or more non-U.S. equity securities, investing in such equity-related instruments will involve risks similar to the risks of investing in non-U.S. securities. See “Non-U.S. Securities” above. In addition, a Fund bears the risk that the issuer of an equity-related instrument may default on its obligations under the instrument. Equity-related instruments are often used for many of the same purposes as, and share many of the same risks with, other derivative instruments. See “Derivatives” above. Equity-related instruments may be considered illiquid and thus subject to a Fund’s restrictions on investments in illiquid securities.

Defensive Strategies	In response to unfavorable market and other conditions, the Funds may deviate from their principal strategies by making temporary investments of some or all of their assets in high-quality fixed income securities, cash and cash equivalents. The Funds may not achieve their investment objectives when they do so. Each of the Funds may maintain a portion of their assets in high-quality fixed income securities, cash and cash equivalents to pay Fund expenses and to meet redemption requests.

Fixed Income Securities	As used in this Prospectus, the term “fixed income securities” includes, without limitation: securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises (“U.S. Government Securities”); corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper; mortgage-backed and other asset-backed securities; inflation-indexed bonds issued both by governments and corporations; structured notes, including hybrid or “indexed” securities and event-linked bonds; loan participations and assignments; delayed funding loans and revolving credit facilities; bank certificates of deposit, fixed time deposits and bankers’ acceptances; repurchase agreements and reverse repurchase agreements; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and obligations of international agencies or supranational entities. Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. Investments in U.S. Government securities and other government securities remain subject to the risks associated with downside or default. Unless otherwise stated in the Fund Summaries or under “Principal Investments and Strategies of Each Fund,” the Funds may invest in derivatives based on fixed income securities. Although most of the Funds focus on equity and related investments, the Funds may also have significant investment exposure to fixed income securities through investments of cash collateral from loans of portfolio securities.

Fixed income securities are obligations of the issuer to make payments of principal and/or interest on future dates. Fixed income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to factors such as interest rate

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sensitivity, market perception of the creditworthiness of the issuer and general market conditions. As interest rates rise, the value of fixed income securities can be expected to decline. Fixed income securities with longer “durations” (a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to interest rate movements than those with shorter durations. Similarly, a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. By way of example, the price of a bond fund with a duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point. The timing of purchase and sale transactions in debt obligations may result in capital appreciation or depreciation because the value of debt obligations varies inversely with prevailing interest rates.

Senior and Other Bank Loans	The Funds may invest in fixed- and floating-rate loans issued by banks (including, among others, Senior Loans, delayed funding loans and revolving credit facilities). Loan interests may take the form of direct interests acquired during a primary distribution and may also take the form of assignments of, novations of or participations in a bank loan acquired in secondary markets.

As noted, the Funds may purchase “assignments” of bank loans from lenders. The purchaser of an assignment typically succeeds to all the rights and obligations under the loan agreement with the same rights and obligations as the assigning lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.

The Funds may also invest in “participations” in bank loans. Participations by the Funds in a lender’s portion of a bank loan typically will result in the Funds having a contractual relationship only with such lender, not with the borrower. As a result, the Funds may have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by such lender of such payments from the borrower. In connection with purchasing participations, the Funds generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights with respect to any funds acquired by other lenders through set-off against the borrower, and the Funds may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, the Funds may assume the credit risk of both the borrower and the lender selling the participation.

The Senior Loans in which the Funds may invest typically pay interest at rates that are re-determined periodically on the basis of a floating base lending rate (such as the LIBOR Rate) plus a premium. Although Senior Loans are typically of below investment grade quality (i.e., high yield securities), they tend to have more favorable recovery rates than other types of below investment grade quality debt obligations. Senior Loans generally (but not always) hold the most senior position in the capital structure of a borrower and are often secured with collateral. A Senior Loan is typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a lending syndicate of financial institutions (“Lenders”). The Agent typically administers and enforces the Senior Loan on behalf of the other Lenders in the syndicate. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Lenders. A financial institution’s employment as an Agent might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor Agent would generally be appointed to replace the terminated Agent, and assets held by the Agent under the loan agreement would likely remain available to holders of such indebtedness. However, if assets held by the Agent for the benefit of the Funds were determined to be subject to the claims of the Agent’s general creditors, the Funds might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or government agency) similar risks may arise.

Purchasers of Senior Loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate or other borrower for payment of principal and interest. If the Funds do not receive scheduled interest or principal payments on such indebtedness, the net asset value, market price and/or yield of the common shares could be adversely affected. Senior Loans that are fully secured may offer the Funds more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of any collateral from a secured Senior Loan would satisfy the borrower’s obligation, or that such collateral could be liquidated. Also, the Funds may invest in Senior Loans that are unsecured.

Senior Loans and interests in other bank loans may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Sub-Adviser believes to be a fair price.

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Senior Loans usually require, in addition to scheduled payments of interest and principal, the prepayment of the Senior Loan from free cash flow. The degree to which borrowers prepay Senior Loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among lenders, among others. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Funds derives interest income will be reduced. However, the Funds may receive both a prepayment penalty fee from the prepaying borrower and a facility fee upon the purchase of a new Senior Loan with the proceeds from the prepayment of the former. The effect of prepayments on a Fund’s performance may be mitigated by the receipt of prepayment fees and the Fund’s ability to reinvest prepayments in other Senior Loans that have similar or identical yields.

Corporate Debt Securities	Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to factors such as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities or durations tend to be more sensitive to interest rate movements than those with shorter maturities.

High Yield Securities	Securities rated lower than Baa by Moody’s Investors Service, Inc. (“Moody’s”) or lower than BBB by Standard & Poor’s Rating Services (“S&P”) or Fitch, Inc. (“Fitch”), or unrated securities deemed by a Sub-Adviser to be of comparable quality, are sometimes referred to as “high yield securities” or “junk bonds.” Investing in these securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, these securities may be subject to greater levels of interest rate, credit and liquidity risk, may entail greater potential price volatility and may be less liquid than higher-rated securities. These securities may be regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities. Fixed income securities rated in the lowest investment grade categories by a rating agency may also possess speculative characteristics. If securities are in default with respect to the payment of interest or the repayment on principal, or present an imminent risk of default with respect to such payments, the issuer of such securities may fail to resume principal or interest payments, in which case a Fund may lose its entire investment.

Credit Ratings and Unrated Securities	A Fund may invest in securities based on their credit ratings assigned by rating agencies such as Moody’s, S&P and Fitch. Moody’s, S&P, Fitch and other rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. An Appendix to the Funds’ Statement of Additional Information describes the various ratings assigned to fixed income securities by Moody’s, S&P and Fitch. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risk. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. A Fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. The Sub-Advisers do not rely solely on credit ratings, and may develop their own analyses of issuer credit quality.

The Funds may purchase unrated securities (which are not rated by a rating agency) if the applicable Sub-Adviser determines that the security is of comparable quality to a rated security that the Funds may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the Sub-Advisers may not accurately evaluate the security’s comparative credit rating. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality fixed income securities. In the event a Fund invests a significant portion of assets in high yield securities and/or unrated securities, the Fund’s success in achieving its investment objective may depend more heavily on the Sub-Advisers’ creditworthiness analysis than if the Fund invested exclusively in higher-quality and rated securities.

Rule 144A Securities	Rule 144A securities are securities that have not been registered for public sale, but that are eligible for purchase and sale pursuant to Rule 144A under the Securities Act of 1933 (the “Securities Act”). Rule 144A permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities that have not been registered for sale under the Securities Act. Rule 144A securities may be deemed illiquid and thus may be subject to each Fund’s limitation to invest not more than 15% of its net assets in securities which are illiquid at the time of investment, although the Funds may determine that certain Rule 144A securities are liquid in accordance with procedures adopted by the Board of Trustees. See “Illiquid Securities” below.

Variable and Floating Rate Securities	Variable- and floating-rate securities provide for a periodic adjustment in the interest rate paid on the obligations. If a Fund invests in floating-rate debt instruments (“floaters”) or engages in credit-spread trades, it may gain a

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certain degree of protection against rises in interest rates, but will participate in any declines in interest rates as well. This is because variable- and floating-rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating-rate securities will not generally increase in value if interest rates decline. The Funds may also invest in inverse floating-rate debt instruments (“inverse floaters”). An inverse floater may exhibit greater price volatility than a fixed-rate obligation of similar credit quality. When a Fund holds variable- or floating-rate securities, a decrease (or, in the case of inverse floating-rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value of the Fund’s shares. Certain of a Fund’s investments, including variable- and floating-rate securities, may require the Fund to accrue and distribute income not yet received. As a result, in order to generate cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it would otherwise have continued to hold.

Convertible Securities	Convertible securities are generally bonds, debentures, notes, preferred stocks, “synthetic” convertibles and other securities or investments that may be converted or exchanged (by the holder or issuer) into equity securities of the issuer (or cash or securities of equivalent value). The price of a convertible security will normally vary in some proportion to changes in the price of the underlying equity security because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security may be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock or sell it to a third party. A convertible security will normally also provide income and is subject to interest rate risk. Convertible securities may be lower-rated or high-yield securities subject to greater levels of credit risk, and may also be less liquid than non-convertible debt securities. While convertible securities generally offer lower interest or dividend yields than non-convertible fixed income securities of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases. However, a convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than the convertible security’s “conversion price.” The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. Depending upon the relationship of the conversion price to the market value of the underlying security, a convertible security may trade more like an equity security than a debt instrument. Also, a Fund may be forced to convert a security before it would otherwise choose, which may decrease the Fund’s return.

Synthetic Convertible Securities. “Synthetic” convertible securities are selected based on the similarity of their economic characteristics to those of a traditional convertible security due to the combination of separate securities that possess the two principal characteristics of a traditional convertible security (i.e., an income producing component and a right to acquire an equity security). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments while the convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. Synthetic securities may also be created by third parties, typically investment banks or other financial institutions. Unlike a traditional convertible security, which is a single security having a unitary market value, a synthetic convertible consists of two or more separate securities, each with its own market value, and has risks associated with derivative instruments. See “Derivatives.”

Loans of Portfolio Securities	For the purpose of achieving income, each Fund may lend its portfolio securities to brokers, dealers and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Each Fund may (but is not required to) lend portfolio securities representing up to 33 1/3% of its total assets, and many Underlying Funds lend securities to a similar degree. Collateral received from loans of portfolio securities can therefore represent a substantial portion of a Fund’s assets. The Funds do not currently have a program in place pursuant to which they could lend portfolio securities. However, they may establish such a program in the future. Please see “Investment Objectives and Policies—Securities Loans” in the Statement of Additional Information for details.

Short Sales	Each Fund may make use of short sales for investment and risk management purposes, including when a Sub-Adviser anticipates that the market price of securities will decline or will underperform relative to other securities held in the Fund’s portfolio. Short sales are transactions in which a Fund sells a security or other instrument (such as an option, forward, futures contract or other derivatives contract) that it does not own.

Prospectus	245

Alternatively or in combination with direct short sales, the Fund may utilize derivative instruments, such as futures on indices or swaps on individual securities, in order to achieve the desired level of short exposure for the portfolio. When a Fund engages in a short sale on a security, it must borrow the security sold short and deliver it to the counterparty. A Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividends or interest that accrues on the security during the period of the loan. The amount of any gain from a short sale will be reduced, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund pays in connection with the short sale. Until a short position is closed out, the net proceeds of the short sale will be retained by the lending broker to the extent necessary to meet margin requirements, together with any additional assets the broker requires as collateral. A Fund is also required to designate, on its books or the books of its custodian, liquid assets (less any additional collateral held by the broker) to cover the short sale obligation, marked-to-market daily. Depending on the arrangements made with the broker or custodian, a Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker.

Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if a Fund holds in its portfolio or has the right to acquire the security sold short at no additional cost. A Fund may engage in short sales that are not “against the box,” which involve additional risks. A Fund’s loss on a short sale could theoretically be unlimited in a case where the Fund is unable, for whatever reason, to close out its short position. A Fund’s use of short sales in combination with long positions in its portfolio in an attempt to improve performance may not be successful and may result in greater losses or lower positive returns than if the Fund held only long positions. It is possible that a Fund’s long equity positions will decline in value at the same time that the value of the securities underlying its short positions increase, thereby increasing potential losses to the Fund. In addition, a Fund’s short selling strategies may limit its ability to fully benefit from increases in the equity markets. Short selling also involves a form of financial leverage that may exaggerate any losses realized by Funds that utilize short sales. See “Summary of Principal Risks—Leveraging Risk.” Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to a Fund. See “Summary of Principal Risks—Credit and Counterparty Risk”. The SEC and other (including non-U.S.) regulatory authorities have imposed, and may in the future impose, restrictions on short selling, either on a temporary or permanent basis, which may include placing limitations on specific companies and/or industries with respect to which a Fund may enter into short positions. Any such restrictions may hinder a Fund in, or prevent it from, fully implementing its investment strategies, and may negatively affect performance.

In certain market and regulatory environments, a Fund may seek to obtain some or all of its short exposure by using derivative instruments on indices or individual securities, instead of engaging directly in short sales on individual securities. Such environments may include instances of regulatory restrictions as described above. It may also include periods when prime brokers or other counterparties are unable or unwilling to support the Fund’s short-selling of individual securities on adequate terms. Following recent economic developments, including significant turbulence in the credit markets and the financial sector, counterparties that provide prime brokerage services in support of short selling have significantly curtailed their prime brokerage relationships with registered mutual funds. Consequently, Funds may be unable to engage in short sales of individual securities on traditional terms. They may instead seek all of their short exposure through derivatives. To the extent a Fund achieves short exposure by using derivative instruments, it will be subject to many of the foregoing risks, as well as to those described under “Derivatives” above. See “Investment Objectives and Policies—Short Sales” in the Statement of Additional Information for more detail.

When-Issued, Delayed Delivery and Forward Commitment Transactions	Each Fund may purchase securities which it is eligible to purchase on a when-issued basis, may purchase and sell such securities for delayed delivery and may make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that the Fund’s other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase a Fund’s overall investment exposure. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although a Fund may earn income on securities it has segregated to cover these positions.

Repurchase Agreements	Each Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer that agrees to repurchase the security at the Fund’s cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days are considered illiquid securities.

246	Allianz Multi-Strategy Funds

Reverse Repurchase Agreements and Other Borrowings	Each Fund may enter into reverse repurchase agreements and dollar rolls, subject to a Fund’s limitations on borrowings. A reverse repurchase agreement involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price. A dollar roll is similar except that the counterparty is not obligated to return the same securities as those originally sold by the Fund but only securities that are “substantially identical.” Reverse repurchase agreements and dollar rolls may be considered forms of borrowing for some purposes. A Fund will segregate assets determined to be liquid by the Manager or a Sub-Adviser in accordance with procedures approved by the Board of Trustees to cover its obligations under reverse repurchase agreements, dollar rolls and other borrowings.

Each Fund also may borrow money to the extent permitted under the 1940 Act, subject to any policies of the Fund currently described in this Prospectus or in the Statement of Additional Information.

In addition, to the extent permitted by and subject to applicable law or SEC exemptive relief, the Funds may make short-term borrowings from investment companies (including money market mutual funds) advised or subadvised by the Manager or its affiliates.

Reverse repurchase agreements, dollar rolls and other forms of borrowings will create leveraging risk for a Fund. See “Summary of Principal Risks—Leveraging Risk.”

Illiquid Securities	Each Fund may invest in illiquid securities so long as not more than 15% of the value of the Fund’s net assets (taken at market value at the time of investment) would be invested in such securities. Certain illiquid securities may require pricing using fair valuation procedures approved by the Board of Trustees. A Sub-Adviser may be subject to significant delays in disposing of illiquid securities held by the Fund, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Please see “Investment Objectives and Policies” in the Statement of Additional Information for a listing of various securities that are generally considered to be illiquid for these purposes. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

REITs and Real Estate-Related Investments	The Funds may invest in real estate-related investments, such as securities of real estate-related companies, real estate investment trusts (REITs), real estate operating companies (REOCs) and related instruments and derivatives. REITs are entities that primarily invest in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs generally invest a majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs generally invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.

To the extent that a Fund invests in real estate-related investments, such as securities of real estate-related companies, REITs, REOCs and related instruments and derivatives, it will be subject to the risks associated with owning real estate and with the real estate industry generally. These include difficulties in valuing and disposing of real estate, the possibility of declines in the value of real estate, risks related to general and local economic conditions, the possibility of adverse changes in the climate for real estate, environmental liability risks, the risk of increases in property taxes and operating expenses, possible adverse changes in zoning laws, the risk of casualty or condemnation losses, limitations on rents, the possibility of adverse changes in interest rates and credit markets and the possibility of borrowers paying off mortgages sooner than expected, which may lead to reinvestment of assets at lower prevailing interest rates. The value of investments in the real estate sector also may be affected by macroeconomic developments, and social economic trends. A Fund investing in REITs and/or REOCs is also subject to the risk that a REIT or REOC will default on its obligations or go bankrupt. As with any investment in real estate, the performance of a REIT or REOC will also depend on factors specific to that instrument, such as the company’s ability to find tenants for its properties, to renew leases, to finance property purchases and renovations, and the skill of the management of such REIT or REOC. To the extent a REIT or REOC is not diversified, it is subject to the risk of financing or investing in a single or a limited number of projects. By investing in REITs and/or ROECs indirectly through a Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of such REITs and REOCs. A Fund’s investments in REITs could cause the Fund to recognize income in excess of cash received from those securities and, as a result, the Fund may be required to sell portfolio securities, including when it is not advantageous to do so, in order to make required distributions.

Prospectus	247

Investment in Other Investment Companies	Each Fund may invest in other investment companies, including exchange-traded funds (ETFs). Please see “Investment Objectives and Policies” in the Statement of Additional Information for more detailed information. As a shareholder of another investment company, a Fund may indirectly bear service and other fees which are in addition to the fees the Fund pays its service providers. To the extent the estimated fees and expenses of a Fund attributable to investment in other investment companies, or in companies that rely on certain exemptions from the definition of that term, exceed 0.01% of the Fund’s average net assets (without taking into account expenses from investing cash collateral for securities loans), those amounts are reflected in the Fund’s expense table in the Fund Summary under the heading “Acquired Fund Fees and Expenses.” Acquired Fund Fees and Expenses do not include expenses associated with investments in the securities of unaffiliated investment companies unless those companies hold themselves out to be investment companies. To the extent permitted by and subject to applicable law or SEC exemptive relief, the Funds may invest in shares of investment companies (including money market mutual funds) advised or subadvised by the Manager or its affiliates.

Portfolio Turnover	The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective and principal investment strategies, particularly during periods of volatile market movements. The portfolio turnover rate of a Fund employing a written call option strategy or similar strategy may increase to the extent that the Fund is required to sell portfolio securities to satisfy obligations under such a strategy. Higher portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are taxed as ordinary income when distributed to individual shareholders) and may adversely impact a Fund’s after-tax returns. The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. Funds that change Sub-Advisers and/or investment objectives and policies or that engage in reorganization transactions with other funds may experience substantially increased portfolio turnover due to the differences between the Funds’ previous and current investment objectives and policies and portfolio management strategies. During the most recently completed fiscal year, certain of the Funds had a portfolio turnover rate in excess of 100% as noted in the Fund Summary of each such Fund. These and other Funds may have portfolio turnover rates in excess of 100% in the current fiscal year or in future periods.

Changes in Investment Objectives and Policies	The investment objective of each of the Funds is not fundamental and may be changed by the Board of Trustees without shareholder approval. Unless otherwise stated in the Statement of Additional Information, all investment policies of the Funds may be changed by the Board of Trustees without shareholder approval. In addition, each Fund may be subject to additional restrictions on their ability to utilize certain investments or investment techniques described herein or in the Statement of Additional Information. These additional restrictions may be changed with the consent of the Board of Trustees but without approval by or notice to shareholders. Each of the AllianzGI China Equity, AllianzGI Convertible, AllianzGI Disciplined Equity, AllianzGI Dynamic Emerging Multi-Asset, AllianzGI Global Water, AllianzGI High Yield Bond, AllianzGI Micro Cap, AllianzGI NFJ Emerging Markets Value, AllianzGI NFJ Global Dividend Value, AllianzGI Ultra Micro Cap, AllianzGI U.S. Emerging Growth and AllianzGI U.S. Equity Hedged Funds has adopted an 80% investment policy under Rule 35d-1 under the Investment Company Act of 1940 (which policy is set forth in the Statement of Additional Information) and will not change such policy as it is stated in each Fund’s respective Fund Summary unless such Fund provides shareholders with the notice required by Rule 35d-1, as it may be amended or interpreted by the SEC from time to time. If there is a change in a Fund’s investment objective or policies, including a change approved by shareholder vote, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs.

New and Smaller-Sized Funds	In addition to the risks described under “Summary of Principal Risks” above and in this section, to the extent a Fund is recently formed, it would have limited performance history, or even none at all, for investors to evaluate. Also, it is possible that newer Funds and smaller-sized Funds (including Funds that have lost significant assets through market declines or redemptions) may invest in securities offered in initial public offerings and other types of transactions (such as private placements) which, because of the Funds’ size, have a disproportionate impact on the Funds’ performance results. The Funds would not necessarily have achieved the same performance results if their aggregate net assets had been greater.

248	Allianz Multi-Strategy Funds

Capitalization Criteria, Percentage Investment Limitations and Alternative Means of Gaining Exposure	Unless otherwise stated, all market capitalization criteria and percentage limitations on Fund investments listed in this Prospectus will apply at the time of investment. A Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment. Unless otherwise indicated, references to assets in the percentage limitations on the Funds’ investments refer to total assets. Unless otherwise stated, if a Fund is described as investing in a particular type of security or other instrument, either generally or subject to a minimum investment percentage, the Fund may make such investments either directly or by gaining exposure through indirect means, such as depositary receipts, derivatives, placement warrants or other structured products. Such exposure may be achieved through a combination of multiple instruments or through a combination of one or more investment instruments and cash or cash equivalents.

Other Investments and Techniques	The Funds may invest in other types of securities and use a variety of investment techniques and strategies which are not described in this Prospectus. These securities and techniques may subject the Funds to additional risks. The Funds may use Grassrootssm Research in addition to their traditional research activities. Grassrootssm Research is a division of AllianzGI U.S. Research data, used to generate recommendations, is received from reporters and field force investigators who work as independent contractors for broker-dealers. These broker-dealers supply research to AllianzGI U.S. and certain of its affiliates that is paid for by commissions generated by orders executed on behalf of AllianzGI U.S.’s clients, including the Funds. Please see the Statement of Additional Information for additional information about the securities and investment techniques described in this Prospectus and about additional securities and techniques that may be used by the Funds.

Certain Affiliations	Absent an exemption from the SEC or other regulatory relief, the Funds are generally precluded from effecting certain principal transactions with brokers that are deemed to be affiliated persons of the Funds, the Manager or a Sub-Adviser. The Funds’ ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions. These restrictions could limit the Funds’ ability to engage in securities transactions and take advantage of market opportunities.

Prospectus	249

Financial Highlights

The financial highlights tables below are intended to help you understand the financial performance of each class of shares of each Fund for the past 5 years or, if the class is less than 5 years old, since the class of shares was first offered. Certain classes of shares of the Funds are offered in a different prospectus. The AllianzGI Dynamic Emerging Multi-Asset Fund, AllianzGI Global Fundamental Strategy Fund, AllianzGI Multi-Asset Real Return Fund, AllianzGI NFJ Emerging Markets Value Fund, AllianzGI Structured Alpha Fund and AllianzGI U.S. Equity Hedged Fund recently commenced operations and as a result financial highlights are not available for these Funds; financial statements for these Funds are not included in the Trust’s shareholder reports for the periods shown.

Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a particular class of shares of a Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund’s financial statements, are included in the Trust’s annual reports to shareholders. The Trust’s annual and semi-annual reports are incorporated by reference in the Statement of Additional Information and are available free of charge upon request from the Distributor.

	Net Asset		Net Realized		Dividends	Distributions
	Value,		and Change	Total from	from Net	from Net
	Beginning	Net Investment	in Unrealized	Investment	Investment	Realized Capital
For a share outstanding for the period ended:	of Period	Income (a)	Gain (Loss)	Operations	Income	Gains

AllianzGI Retirement 2015:
Class A
11/30/2012	$18.86	$0.48	$1.27	$1.75	$(0.70)	$(0.39)

11/30/2011	19.28	0.38	0.23	0.61	(0.74)	(0.29)

11/30/2010	18.38	0.48	1.22	1.70	(0.68)	(0.12)

12/29/2008* – 11/30/2009	15.00	0.53	2.85	3.38	—	—

Class C
11/30/2012	$18.53	$0.35	$1.24	$1.59	$(0.58)	$(0.39)

11/30/2011	19.09	0.31	0.14	0.45	(0.72)	(0.29)

11/30/2010	18.25	0.36	1.19	1.55	(0.59)	(0.12)

12/29/2008* – 11/30/2009	15.00	0.40	2.85	3.25	—	—

Class D
11/30/2012	$18.87	$0.41	$1.34	$1.75	$(0.71)	$(0.39)

11/30/2011	19.30	0.58	—	0.58	(0.72)	(0.29)

11/30/2010	18.40	0.52	1.18	1.70	(0.68)	(0.12)

12/29/2008* – 11/30/2009	15.00	0.53	2.87	3.40	—	—

Class R
11/30/2012	$18.85	$0.19	$1.51	$1.70	$(0.66)	$(0.39)

11/30/2011	19.27	0.55	—	0.55	(0.68)	(0.29)

11/30/2010	18.35	0.53	1.13	1.66	(0.62)	(0.12)

12/29/2008* – 11/30/2009	15.00	0.47	2.88	3.35	—	—

Class P
11/30/2012	$18.97	$0.34	$1.49	$1.83	$(0.75)	$(0.39)

11/30/2011	19.37	0.65	(0.01)	0.64	(0.75)	(0.29)

11/30/2010	18.43	0.61	1.13	1.74	(0.68)	(0.12)

12/29/2008* – 11/30/2009	15.00	0.53	2.90	3.43	—	—

Class R6
11/30/2012	$18.99	$0.54	$1.31	$1.85	$(0.77)	$(0.39)

11/30/2011	19.39	0.66	—	0.66	(0.77)	(0.29)

11/30/2010	18.45	0.61	1.14	1.75	(0.69)	(0.12)

12/29/2008* – 11/30/2009	15.00	0.55	2.90	3.45	—	—

Administrative Class
11/30/2012	$18.94	$0.48	$1.29	$1.77	$(0.72)	$(0.39)

11/30/2011	19.34	0.61	—	0.61	(0.72)	(0.29)

11/30/2010	18.40	0.58	1.14	1.72	(0.66)	(0.12)

12/29/2008* – 11/30/2009	15.00	0.51	2.89	3.40	—	—

*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Income dividends and capital gain distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.
(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized.

250	Allianz Multi-Strategy Funds

				Ratio of		Ratio of
				Expenses to		Expenses to		Ratio of Net
				Average Net		Average Net		Investment
Total	Net Asset		Net Assets,	Assets with		Assets without		Income
Dividends and	Value, End		End of Period	Fee Waiver/		Fee Waiver/		to Average		Portfolio
Distributions	of Period	Total Return (b)	(000s)	Reimbursement (c)		Reimbursement (c)		Net Assets (c)		Turnover Rate

$(1.09)	$19.52	9.88%	$1,798	0.40%		0.60%		2.57%		70%

(1.03)	18.86	3.27	1,564	0.47		2.06		2.03		108

(0.80)	19.28	9.67	229	0.50		5.47		2.62		24

—	18.38	22.53	78	0.50	(d)	9.98	(d)	3.36	(d)	21

$(0.97)	$19.15	9.08%	$2,049	1.15%		1.35%		1.91%		70%

(1.01)	18.53	2.44	2,347	1.22		2.66		1.65		108

(0.71)	19.09	8.88	305	1.25		7.23		1.99		24

—	18.25	21.67	71	1.25	(d)	8.61	(d)	2.61	(d)	21

$(1.10)	$19.52	9.82%	$1,290	0.50%		0.60%		2.19%		70%

(1.01)	18.87	3.20	251	0.50		2.22		3.07		108

(0.80)	19.30	9.62	204	0.50		5.74		2.84		24

—	18.40	22.67	91	0.50	(d)	8.84	(d)	3.36	(d)	21

$(1.05)	$19.50	9.50%	$469	0.75%		0.85%		1.01%		70%

(0.97)	18.85	2.94	14	0.75		2.46		2.91		108

(0.74)	19.27	9.43	13	0.75		5.77		2.87		24

—	18.35	22.33	12	0.75	(d)	7.76	(d)	3.11	(d)	21

$(1.14)	$19.66	10.27%	$3,845	0.10%		0.20%		1.78%		70%

(1.04)	18.97	3.44	14	0.25		2.00		3.41		108

(0.80)	19.37	9.88	14	0.30		5.38		3.32		24

—	18.43	22.87	12	0.30	(d)	6.52	(d)	3.56	(d)	21

$(1.16)	$19.68	10.31%	$8,243	—%		0.15%		2.84%		70%

(1.06)	18.99	3.53	5,885	0.15		1.90		3.48		108

(0.81)	19.39	10.02	5,553	0.20		5.26		3.32		24

—	18.45	23.00	4,306	0.20	(d)	6.42	(d)	3.66	(d)	21

$(1.11)	$19.60	9.97%	$15	0.35%		0.45%		2.57%		70%

(1.01)	18.94	3.23	14	0.42		2.17		3.23		108

(0.78)	19.34	9.75	13	0.45		5.54		3.17		24

—	18.40	22.67	12	0.45	(d)	6.67	(d)	3.41	(d)	21

Prospectus	251

Financial Highlights (continued)

	Net Asset		Net Realized		Dividends	Distributions
	Value,		and Change	Total from	from Net	from Net
	Beginning	Net Investment	in Unrealized	Investment	Investment	Realized Capital
For a share outstanding for the period ended:	of Period	Income (a)	Gain (Loss)	Operations	Income	Gains

AllianzGI Retirement 2020:
Class A
11/30/2012	$18.82	$0.44	$1.34	$1.78	$(0.70)	$(0.75)

11/30/2011	19.43	0.49	0.04	0.53	(0.83)	(0.31)

11/30/2010	18.58	0.52	1.18	1.70	(0.66)	(0.19)

12/29/2008* – 11/30/2009	15.00	0.53	3.05	3.58	—	—

Class C
11/30/2012	$18.53	$0.37	$1.23	$1.60	$(0.60)	$(0.75)

11/30/2011	19.21	0.30	0.09	0.39	(0.76)	(0.31)

11/30/2010	18.46	0.32	1.22	1.54	(0.60)	(0.19)

12/29/2008* – 11/30/2009	15.00	0.40	3.06	3.46	—	—

Class D
11/30/2012	$18.84	$0.39	$1.36	$1.75	$(0.68)	$(0.75)

11/30/2011	19.43	0.72	(0.19)	0.53	(0.81)	(0.31)

11/30/2010	18.59	0.52	1.17	1.69	(0.66)	(0.19)

12/29/2008* – 11/30/2009	15.00	0.53	3.06	3.59	—	—

Class R
11/30/2012	$18.81	$0.18	$1.54	$1.72	$(0.64)	$(0.75)

11/30/2011	19.40	0.53	(0.05)	0.48	(0.76)	(0.31)

11/30/2010	18.55	0.55	1.09	1.64	(0.60)	(0.19)

12/29/2008* – 11/30/2009	15.00	0.47	3.08	3.55	—	—

Class P
11/30/2012	$18.94	$0.37	$1.47	$1.84	$(0.73)	$(0.75)

11/30/2011	19.51	0.42	0.16	0.58	(0.84)	(0.31)

11/30/2010	18.62	0.64	1.10	1.74	(0.66)	(0.19)

12/29/2008* – 11/30/2009	15.00	0.54	3.08	3.62	—	—

Class R6
11/30/2012	$18.96	$0.55	$1.31	$1.86	$(0.75)	$(0.75)

11/30/2011	19.53	0.64	(0.04)	0.60	(0.86)	(0.31)

11/30/2010	18.64	0.64	1.12	1.76	(0.68)	(0.19)

12/29/2008* – 11/30/2009	15.00	0.55	3.09	3.64	—	—

Administrative Class
11/30/2012	$18.90	$0.51	$1.28	$1.79	$(0.69)	$(0.75)

11/30/2011	19.48	0.59	(0.05)	0.54	(0.81)	(0.31)

11/30/2010	18.60	0.61	1.10	1.71	(0.64)	(0.19)

12/29/2008* – 11/30/2009	15.00	0.52	3.08	3.60	—	—

AllianzGI Retirement 2025:
Class A
12/19/2011* – 11/30/2012	$15.00	$0.34	$1.43	$1.77	$(0.14)	$—

Class R
12/19/2011* – 11/30/2012	$15.00	$0.18	$1.53	$1.71	$(0.14)	$—

Class P
12/19/2011* – 11/30/2012	$15.00	$0.38	$1.44	$1.82	$(0.15)	$—

Class R6
12/19/2011* – 11/30/2012	$15.00	$0.45	$1.38	$1.83	$(0.15)	$—

Administrative Class
12/19/2011* – 11/30/2012	$15.00	$0.41	$1.35	$1.76	$(0.14)	$—

*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Income dividends and capital gain distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.
(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized.

252	Allianz Multi-Strategy Funds

				Ratio of		Ratio of
				Expenses to		Expenses to		Ratio of Net
				Average Net		Average Net		Investment
Total	Net Asset		Net Assets,	Assets with		Assets without		Income
Dividends and	Value, End		End of Period	Fee Waiver/		Fee Waiver/		to Average		Portfolio
Distributions	of Period	Total Return (b)	(000s)	Reimbursement (c)		Reimbursement (c)		Net Assets (c)		Turnover Rate

$(1.45)	$19.15	10.23%	$985	0.38%		0.60%		2.40%		55%

(1.14)	18.82	2.82	351	0.48		2.71		2.56		56

(0.85)	19.43	9.60	154	0.53		6.52		2.79		23

—	18.58	23.87	40	0.53	(d)	10.16	(d)	3.38	(d)	25

$(1.35)	$18.78	9.29%	$364	1.13%		1.35%		2.07%		55%

(1.07)	18.53	2.07	669	1.23		3.40		1.61		56

(0.79)	19.21	8.72	204	1.28		8.05		1.72		23

—	18.46	23.07	30	1.28	(d)	10.57	(d)	2.63	(d)	25

$(1.43)	$19.16	10.02%	$266	0.48%		0.60%		2.12%		55%

(1.12)	18.84	2.85	115	0.52		2.91		3.80		56

(0.85)	19.43	9.54	187	0.53		5.95		2.80		23

—	18.59	23.93	65	0.53	(d)	10.35	(d)	3.38	(d)	25

$(1.39)	$19.14	9.84%	$938	0.73%		0.85%		0.97%		55%

(1.07)	18.81	2.57	14	0.77		3.09		2.77		56

(0.79)	19.40	9.25	13	0.78		6.30		2.99		23

—	18.55	23.67	12	0.78	(d)	8.76	(d)	3.13	(d)	25

$(1.48)	$19.30	10.55%	$5,323	0.08%		0.20%		1.95%		55%

(1.15)	18.94	3.07	42	0.17		1.39		2.24		56

(0.85)	19.51	9.81	14	0.33		5.93		3.44		23

—	18.62	24.13	13	0.33	(d)	6.56	(d)	3.58	(d)	25

$(1.50)	$19.32	10.62%	$7,708	—%		0.15%		2.98%		55%

(1.17)	18.96	3.16	5,157	0.17		2.51		3.34		56

(0.87)	19.53	9.90	4,834	0.23		5.80		3.44		23

—	18.64	24.27	3,654	0.23	(d)	6.46	(d)	3.68	(d)	25

$(1.44)	$19.25	10.20%	$15	0.33%		0.45%		2.73%		55%

(1.12)	18.90	2.87	14	0.44		2.78		3.09		56

(0.83)	19.48	9.63	14	0.48		6.08		3.29		23

—	18.60	24.00	12	0.48	(d)	6.71	(d)	3.43	(d)	25

$(0.14)	$16.63	11.86%	$335	0.38	%(d)	0.60	%(d)	2.22	%(d)	55%

$(0.14)	$16.57	11.51%	$1,284	0.73	%(d)	0.85	%(d)	1.19	%(d)	55%

$(0.15)	$16.67	12.21%	$3,873	0.08	%(d)	0.20	%(d)	2.47	%(d)	55%

$(0.15)	$16.68	12.28%	$5,375	—	%(d)	0.15	%(d)	2.94	%(d)	55%

$(0.14)	$16.62	11.86%	$11	0.33	%(d)	0.45	%(d)	2.72	%(d)	55%

Prospectus	253

Financial Highlights (continued)

	Net Asset		Net Realized		Dividends	Distributions
	Value,		and Change	Total from	from Net	from Net
	Beginning	Net Investment	in Unrealized	Investment	Investment	Realized Capital
For a share outstanding for the period ended:	of Period	Income (a)	Gain (Loss)	Operations	Income	Gains

AllianzGI Retirement 2030:
Class A
11/30/2012	$19.77	$0.29	$1.61	$1.90	$(0.70)	$(1.17)

11/30/2011	20.78	0.50	(0.10)	0.40	(0.85)	(0.56)

11/30/2010	19.36	0.50	1.59	2.09	(0.51)	(0.16)

12/29/2008* – 11/30/2009	15.00	0.41	3.95	4.36	—	—

Class C
11/30/2012	$19.51	$0.43	$1.30	$1.73	$(0.54)	$(1.17)

11/30/2011	20.59	0.37	(0.09)	0.28	(0.80)	(0.56)

11/30/2010	19.28	0.26	1.66	1.92	(0.45)	(0.16)

12/29/2008* – 11/30/2009	15.00	0.28	4.00	4.28	—	—

Class D
11/30/2012	$19.82	$0.52	$1.36	$1.88	$(0.69)	$(1.17)

11/30/2011	20.82	0.53	(0.12)	0.41	(0.85)	(0.56)

11/30/2010	19.40	0.47	1.62	2.09	(0.51)	(0.16)

12/29/2008* – 11/30/2009	15.00	0.41	3.99	4.40	—	—

Class R
11/30/2012	$19.81	$0.18	$1.67	$1.85	$(0.64)	$(1.17)

11/30/2011	20.80	0.52	(0.15)	0.37	(0.80)	(0.56)

11/30/2010	19.37	0.49	1.54	2.03	(0.44)	(0.16)

12/29/2008* – 11/30/2009	15.00	0.34	4.03	4.37	—	—

Class P
11/30/2012	$19.95	$0.41	$1.57	$1.98	$(0.74)	$(1.17)

11/30/2011	20.92	0.58	(0.12)	0.46	(0.87)	(0.56)

11/30/2010	19.45	0.58	1.56	2.14	(0.51)	(0.16)

12/29/2008* – 11/30/2009	15.00	0.41	4.04	4.45	—	—

Class R6
11/30/2012	$19.97	$0.61	$1.38	$1.99	$(0.75)	$(1.17)

11/30/2011	20.94	0.62	(0.14)	0.48	(0.89)	(0.56)

11/30/2010	19.47	0.59	1.56	2.15	(0.52)	(0.16)

12/29/2008* – 11/30/2009	15.00	0.43	4.04	4.47	—	—

Administrative Class
11/30/2012	$19.91	$0.57	$1.35	$1.92	$(0.70)	$(1.17)

11/30/2011	20.88	0.58	(0.14)	0.44	(0.85)	(0.56)

11/30/2010	19.43	0.55	1.54	2.09	(0.48)	(0.16)

12/29/2008* – 11/30/2009	15.00	0.39	4.04	4.43	—	—

AllianzGI Retirement 2035:
Class A
12/19/2011* – 11/30/2012	$15.00	$0.37	$1.74	$2.11	$(0.17)	$—

Class R
12/19/2011* – 11/30/2012	$15.00	$0.16	$1.90	$2.06	$(0.17)	$—

Class P
12/19/2011* – 11/30/2012	$15.00	$0.38	$1.79	$2.17	$(0.18)	$—

Class R6
12/19/2011* – 11/30/2012	$15.00	$0.46	$1.72	$2.18	$(0.18)	$—

Administrative Class
12/19/2011* – 11/30/2012	$15.00	$0.42	$1.69	$2.11	$(0.17)	$—

*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Income dividends and capital gain distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.
(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized.

254	Allianz Multi-Strategy Funds

				Ratio of		Ratio of
				Expenses to		Expenses to		Ratio of Net
				Average Net		Average Net		Investment
Total	Net Asset		Net Assets,	Assets with		Assets without		Income
Dividends and	Value, End		End of Period	Fee Waiver/		Fee Waiver/		to Average		Portfolio
Distributions	of Period	Total Return (b)	(000s)	Reimbursement (c)		Reimbursement (c)		Net Assets (c)		Turnover Rate

$(1.87)	$19.80	10.68%	$10,692	0.29%		0.60%		1.48%		47%

(1.41)	19.77	1.76	460	0.45		2.50		2.43		52

(0.67)	20.78	11.07	286	0.63		5.46		2.57		33

—	19.36	29.07	179	0.63	(d)	9.16	(d)	2.47	(d)	11

$(1.71)	$19.53	9.80%	$605	1.04%		1.35%		2.26%		47%

(1.36)	19.51	1.20	654	1.21		3.34		1.84		52

(0.61)	20.59	10.17	542	1.38		7.39		1.32		33

—	19.28	28.53	78	1.38	(d)	9.74	(d)	1.72	(d)	11

$(1.86)	$19.84	10.48%	$519	0.39%		0.60%		2.69%		47%

(1.41)	19.82	1.89	377	0.48		2.51		2.59		52

(0.67)	20.82	11.04	295	0.63		5.63		2.41		33

—	19.40	29.33	123	0.63	(d)	8.98	(d)	2.47	(d)	11

$(1.81)	$19.85	10.23%	$1,103	0.64%		0.85%		0.95%		47%

(1.36)	19.81	1.66	14	0.74		2.82		2.54		52

(0.60)	20.80	10.73	14	0.88		5.79		2.53		33

—	19.37	29.13	13	0.88	(d)	7.74	(d)	2.22	(d)	11

$(1.91)	$20.02	10.97%	$5,103	—%		0.20%		2.06%		47%

(1.43)	19.95	2.13	19	0.22		2.27		2.84		52

(0.67)	20.92	11.27	14	0.43		5.41		2.97		33

—	19.45	29.67	13	0.43	(d)	6.37	(d)	2.67	(d)	11

$(1.92)	$20.04	11.07%	$9,182	—%		0.15%		3.14%		47%

(1.45)	19.97	2.23	5,813	0.13		2.24		3.04		52

(0.68)	20.94	11.35	5,145	0.33		5.29		3.02		33

—	19.47	29.80	4,163	0.33	(d)	6.27	(d)	2.77	(d)	11

$(1.87)	$19.96	10.60%	$16	0.24%		0.45%		2.95%		47%

(1.41)	19.91	1.99	15	0.41		2.52		2.85		52

(0.64)	20.88	11.04	14	0.58		5.55		2.82		33

—	19.43	29.53	13	0.58	(d)	6.52	(d)	2.52	(d)	11

$(0.17)	$16.94	14.23%	$104	0.30	%(d)	0.60	%(d)	2.36	%(d)	38%

$(0.17)	$16.89	13.88%	$893	0.65	%(d)	0.85	%(d)	1.04	%(d)	38%

$(0.18)	$16.99	14.58%	$4,090	—	%(d)	0.20	%(d)	2.43	%(d)	38%

$(0.18)	$17.00	14.65%	$5,132	—	%(d)	0.15	%(d)	3.00	%(d)	38%

$(0.17)	$16.94	14.23%	$12	0.25	%(d)	0.45	%(d)	2.76	%(d)	38%

Prospectus	255

Financial Highlights (continued)

	Net Asset		Net Realized		Dividends	Distributions
	Value,		and Change	Total from	from Net	from Net
	Beginning	Net Investment	in Unrealized	Investment	Investment	Realized Capital
For a share outstanding for the period ended:	of Period	Income (a)	Gain (Loss)	Operations	Income	Gains

AllianzGI Retirement 2040:
Class A
11/30/2012	$20.22	$0.29	$1.61	$1.90	$(0.69)	$(1.72)

11/30/2011	21.88	0.52	(0.27)	0.25	(0.97)	(0.94)

11/30/2010	20.08	0.73	1.71	2.44	(0.49)	(0.15)

12/29/2008* – 11/30/2009	15.00	0.30	4.78	5.08	—	—

Class C
11/30/2012	$20.07	$0.31	$1.43	$1.74	$(0.56)	$(1.72)

11/30/2011	21.65	0.27	(0.18)	0.09	(0.73)	(0.94)

11/30/2010	19.92	0.57	1.69	2.26	(0.38)	(0.15)

12/29/2008* – 11/30/2009	15.00	0.19	4.73	4.92	—	—

Class D
11/30/2012	$20.16	$0.41	$1.44	$1.85	$(0.68)	$(1.72)

11/30/2011	21.88	0.76	(0.51)	0.25	(1.03)	(0.94)

11/30/2010	20.05	0.52	1.92	2.44	(0.46)	(0.15)

12/29/2008* – 11/30/2009	15.00	0.32	4.73	5.05	—	—

Class R
11/30/2012	$20.16	$0.16	$1.66	$1.82	$(0.63)	$(1.72)

11/30/2011	21.85	0.56	(0.36)	0.20	(0.95)	(0.94)

11/30/2010	20.03	0.59	1.80	2.39	(0.42)	(0.15)

12/29/2008* – 11/30/2009	15.00	0.26	4.77	5.03	—	—

Class P
11/30/2012	$20.31	$0.39	$1.57	$1.96	$(0.73)	$(1.72)

11/30/2011	21.97	0.67	(0.36)	0.31	(1.03)	(0.94)

11/30/2010	20.12	0.68	1.80	2.48	(0.48)	(0.15)

12/29/2008* – 11/30/2009	15.00	0.33	4.79	5.12	—	—

Class R6
11/30/2012	$20.33	$0.56	$1.41	$1.97	$(0.75)	$(1.72)

11/30/2011	22.00	0.68	(0.36)	0.32	(1.05)	(0.94)

11/30/2010	20.13	0.70	1.82	2.52	(0.50)	(0.15)

12/29/2008* – 11/30/2009	15.00	0.35	4.78	5.13	—	—

Administrative Class
11/30/2012	$20.26	$0.52	$1.38	$1.90	$(0.69)	$(1.72)

11/30/2011	21.93	0.63	(0.36)	0.27	(1.00)	(0.94)

11/30/2010	20.09	0.65	1.80	2.45	(0.46)	(0.15)

12/29/2008* – 11/30/2009	15.00	0.31	4.78	5.09	—	—

AllianzGI Retirement 2045:
Class A
12/19/2011* – 11/30/2012	$15.00	$0.32	$1.92	$2.24	$(0.22)	$—

Class R
12/19/2011* – 11/30/2012	$15.00	$0.16	$2.02	$2.18	$(0.22)	$—

Class P
12/19/2011* – 11/30/2012	$15.00	$0.39	$1.89	$2.28	$(0.22)	$—

Class R6
12/19/2011* – 11/30/2012	$15.00	$0.50	$1.79	$2.29	$(0.22)	$—

Administrative Class
12/19/2011* – 11/30/2012	$15.00	$0.44	$1.79	$2.23	$(0.22)	$—

*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Income dividends and capital gain distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.
(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized.

256	Allianz Multi-Strategy Funds

				Ratio of		Ratio of
				Expenses to		Expenses to		Ratio of Net
				Average Net		Average Net		Investment
Total	Net Asset		Net Assets,	Assets with		Assets without		Income
Dividends and	Value, End		End of Period	Fee Waiver/		Fee Waiver/		to Average		Portfolio
Distributions	of Period	Total Return (b)	(000s)	Reimbursement (c)		Reimbursement (c)		Net Assets (c)		Turnover Rate

$(2.41)	$19.71	10.61%	$1,915	0.28%		0.60%		1.52%		45%

(1.91)	20.22	0.81	151	0.42		2.96		2.42		53

(0.64)	21.88	12.48	79	0.56		5.99		3.57		44

—	20.08	33.87	23	0.56	(d)	11.53	(d)	1.93	(d)	13

$(2.28)	$19.53	9.80%	$195	1.03%		1.35%		1.66%		45%

(1.67)	20.07	0.07	87	1.15		3.56		1.30		53

(0.53)	21.65	11.61	22	1.31		6.66		2.82		44

—	19.92	32.80	42	1.31	(d)	11.89	(d)	1.18	(d)	13

$(2.40)	$19.61	10.42%	$245	0.38%		0.60%		2.16%		45%

(1.97)	20.16	0.77	187	0.46		3.00		3.57		53

(0.61)	21.88	12.49	177	0.56		6.58		2.51		44

—	20.05	33.67	45	0.56	(d)	10.43	(d)	1.93	(d)	13

$(2.35)	$19.63	10.24%	$848	0.63%		0.85%		0.87%		45%

(1.89)	20.16	0.54	15	0.70		3.22		2.63		53

(0.57)	21.85	12.19	15	0.81		6.50		2.90		44

—	20.03	33.53	14	0.81	(d)	10.01	(d)	1.68	(d)	13

$(2.45)	$19.82	10.99%	$2,343	—%		0.20%		2.00%		45%

(1.97)	20.31	1.06	15	0.21		2.75		3.11		53

(0.63)	21.97	12.64	15	0.36		6.10		3.35		44

—	20.12	34.13	13	0.36	(d)	6.43	(d)	2.13	(d)	13

$(2.47)	$19.83	11.04%	$7,782	—%		0.15%		2.95%		45%

(1.99)	20.33	1.11	5,315	0.10		2.65		3.15		53

(0.65)	22.00	12.83	4,769	0.26		5.98		3.43		44

—	20.13	34.20	4,100	0.26	(d)	6.33	(d)	2.23	(d)	13

$(2.41)	$19.75	10.67%	$17	0.23%		0.45%		2.72%		45%

(1.94)	20.26	0.87	15	0.38		2.93		2.94		53

(0.61)	21.93	12.48	15	0.51		6.24		3.20		44

—	20.09	33.93	13	0.51	(d)	6.58	(d)	1.98	(d)	13

$(0.22)	$17.02	15.09%	$61	0.29	%(d)	0.60	%(d)	2.08	%(d)	38%

$(0.22)	$16.96	14.67%	$293	0.64	%(d)	0.85	%(d)	1.07	%(d)	38%

$(0.22)	$17.06	15.37%	$1,584	—	%(d)	0.20	%(d)	2.46	%(d)	38%

$(0.22)	$17.07	15.44%	$3,733	—	%(d)	0.15	%(d)	3.23	%(d)	38%

$(0.22)	$17.01	15.02%	$12	0.24	%(d)	0.45	%(d)	2.84	%(d)	38%

Prospectus	257

Financial Highlights (continued)

	Net Asset		Net Realized		Dividends	Distributions
	Value,		and Change	Total from	from Net	from Net
	Beginning	Net Investment	in Unrealized	Investment	Investment	Realized Capital
For a share outstanding for the period ended:	of Period	Income (a)	Gain (Loss)	Operations	Income	Gains

AllianzGI Retirement 2050:
Class A
11/30/2012	$20.16	$0.28	$1.59	$1.87	$(0.76)	$(1.79)

11/30/2011	22.00	0.61	(0.34)	0.27	(1.09)	(1.02)

11/30/2010	20.07	0.62	1.93	2.55	(0.43)	(0.19)

12/29/2008* – 11/30/2009	15.00	0.31	4.76	5.07	—	—

Class C
11/30/2012	$19.92	$0.27	$1.44	$1.71	$(0.59)	$(1.79)

11/30/2011	21.85	0.44	(0.34)	0.10	(1.01)	(1.02)

11/30/2010	19.96	0.43	1.96	2.39	(0.31)	(0.19)

12/29/2008* – 11/30/2009	15.00	0.18	4.78	4.96	—	—

Class D
11/30/2012	$20.15	$0.48	$1.37	$1.85	$(0.73)	$(1.79)

11/30/2011	22.01	0.59	(0.34)	0.25	(1.09)	(1.02)

11/30/2010	20.09	0.62	1.93	2.55	(0.44)	(0.19)

12/29/2008* – 11/30/2009	15.00	0.32	4.77	5.09	—	—

Class R
11/30/2012	$20.12	$0.18	$1.64	$1.82	$(0.68)	$(1.79)

11/30/2011	21.97	0.58	(0.37)	0.21	(1.04)	(1.02)

11/30/2010	20.06	0.61	1.88	2.49	(0.39)	(0.19)

12/29/2008* – 11/30/2009	15.00	0.26	4.80	5.06	—	—

Class P
11/30/2012	$20.27	$0.38	$1.56	$1.94	$(0.78)	$(1.79)

11/30/2011	22.10	0.69	(0.39)	0.30	(1.11)	(1.02)

11/30/2010	20.14	0.71	1.89	2.60	(0.45)	(0.19)

12/29/2008* – 11/30/2009	15.00	0.33	4.81	5.14	—	—

Class R6
11/30/2012	$20.30	$0.58	$1.38	$1.96	$(0.81)	$(1.79)

11/30/2011	22.12	0.69	(0.35)	0.34	(1.14)	(1.02)

11/30/2010	20.16	0.73	1.89	2.62	(0.47)	(0.19)

12/29/2008* – 11/30/2009	15.00	0.34	4.82	5.16	—	—

Administrative Class
11/30/2012	$20.23	$0.53	$1.36	$1.89	$(0.75)	$(1.79)

11/30/2011	22.06	0.65	(0.38)	0.27	(1.08)	(1.02)

11/30/2010	20.11	0.68	1.89	2.57	(0.43)	(0.19)

12/29/2008* – 11/30/2009	15.00	0.30	4.81	5.11	—	—

AllianzGI Retirement 2055:
Class A
12/19/2011* – 11/30/2012	$15.00	$0.44	$1.80	$2.24	$(0.22)	$—

Class R
12/19/2011* – 11/30/2012	$15.00	$0.31	$1.88	$2.19	$(0.22)	$—

Class P
12/19/2011* – 11/30/2012	$15.00	$0.43	$1.87	$2.30	$(0.22)	$—

Class R6
12/19/2011* – 11/30/2012	$15.00	$0.50	$1.81	$2.31	$(0.22)	$—

Administrative Class
12/19/2011* – 11/30/2012	$15.00	$0.44	$1.81	$2.25	$(0.22)	$—

*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Income dividends and capital gain distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.
(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized.

258	Allianz Multi-Strategy Funds

				Ratio of		Ratio of
				Expenses to		Expenses to		Ratio of Net
				Average Net		Average Net		Investment
Total	Net Asset		Net Assets,	Assets with		Assets without		Income
Dividends and	Value, End		End of Period	Fee Waiver/		Fee Waiver/		to Average		Portfolio
Distributions	of Period	Total Return (b)	(000s)	Reimbursement (c)		Reimbursement (c)		Net Assets (c)		Turnover Rate

$(2.55)	$19.48	10.64%	$1,371	0.26%		0.60%		1.45%		47%

(2.11)	20.16	0.80	71	0.41		2.92		2.85		51

(0.62)	22.00	13.02	57	0.56		6.28		3.05		37

—	20.07	33.80	30	0.56	(d)	9.92	(d)	1.91	(d)	11

$(2.38)	$19.25	9.78%	$60	1.01%		1.35%		1.44%		47%

(2.03)	19.92	(0.01)	48	1.17		3.70		2.09		51

(0.50)	21.85	12.21	35	1.31		7.37		2.11		37

—	19.96	33.07	13	1.31	(d)	10.64	(d)	1.16	(d)	11

$(2.52)	$19.48	10.51%	$202	0.36%		0.60%		2.55%		47%

(2.11)	20.15	0.75	189	0.44		3.02		2.74		51

(0.63)	22.01	12.99	166	0.56		6.36		3.04		37

—	20.09	33.93	91	0.56	(d)	11.64	(d)	1.91	(d)	11

$(2.47)	$19.47	10.30%	$359	0.61%		0.85%		0.96%		47%

(2.06)	20.12	0.51	17	0.69		3.21		2.71		51

(0.58)	21.97	12.75	17	0.81		6.49		2.98		37

—	20.06	33.73	13	0.81	(d)	10.14	(d)	1.66	(d)	11

$(2.57)	$19.64	11.00%	$762	—%		0.20%		1.98%		47%

(2.13)	20.27	0.96	15	0.19		2.75		3.21		51

(0.64)	22.10	13.26	15	0.36		6.08		3.48		37

—	20.14	34.27	14	0.36	(d)	7.10	(d)	2.11	(d)	11

$(2.60)	$19.66	11.06%	$6,431	—%		0.15%		3.03%		47%

(2.16)	20.30	1.11	5,149	0.09		2.65		3.22		51

(0.66)	22.12	13.34	4,619	0.26		5.97		3.56		37

—	20.16	34.40	3,963	0.26	(d)	7.00	(d)	2.21	(d)	11

$(2.54)	$19.58	10.62%	$17	0.21%		0.45%		2.77%		47%

(2.10)	20.23	0.82	15	0.37		2.93		3.04		51

(0.62)	22.06	13.09	15	0.51		6.23		3.32		37

—	20.11	34.07	14	0.51	(d)	7.25	(d)	1.96	(d)	11

$(0.22)	$17.02	15.10%	$11	0.27	%(d)	0.60	%(d)	2.82	%(d)	31%

$(0.22)	$16.97	14.75%	$39	0.62	%(d)	0.85	%(d)	1.99	%(d)	31%

$(0.22)	$17.08	15.52%	$59	—	%(d)	0.20	%(d)	2.77	%(d)	31%

$(0.22)	$17.09	15.52%	$3,509	—	%(d)	0.15	%(d)	3.21	%(d)	31%

$(0.22)	$17.03	15.17%	$11	0.22	%(d)	0.46	%(d)	2.87	%(d)	31%

Prospectus	259

Financial Highlights (continued)

	Net Asset		Net Realized		Dividends	Distributions
	Value,		and Change	Total from	from Net	from Net
	Beginning	Net Investment	in Unrealized	Investment	Investment	Realized Capital
For a share outstanding for the period ended:	of Period	Income (a)	Gain (Loss)	Operations	Income	Gains

AllianzGI Global Allocation:
Class A
11/30/2012	$10.30	$0.25	$0.84	$1.09	$(0.32)	$—

11/30/2011	10.58	0.25	(0.14)	0.11	(0.39)	—

11/30/2010	9.84	0.26	0.85	1.11	(0.37)	—

7/1/2009** – 11/30/2009	8.45	0.08	1.35	1.43	(0.04)	—

6/30/2009	10.62	0.30	(1.98)	(1.68)	(0.40)	—

6/30/2008	12.57	0.33	(0.96)	(0.63)	(0.86)	(0.32)

Class B
11/30/2012	$10.48	$0.21	$0.81	$1.02	$(0.23)	$—

11/30/2011	10.74	0.22	(0.20)	0.02	(0.28)	—

11/30/2010	9.92	0.22	0.83	1.05	(0.23)	—

7/1/2009** – 11/30/2009	8.53	0.05	1.36	1.41	(0.02)	—

6/30/2009	10.70	0.23	(1.99)	(1.76)	(0.33)	—

6/30/2008	12.57	0.24	(0.96)	(0.72)	(0.69)	(0.32)

Class C
11/30/2012	$10.41	$0.17	$0.85	$1.02	$(0.24)	$—

11/30/2011	10.69	0.18	(0.16)	0.02	(0.30)	—

11/30/2010	9.89	0.19	0.85	1.04	(0.24)	—

7/1/2009** – 11/30/2009	8.50	0.05	1.36	1.41	(0.02)	—

6/30/2009	10.68	0.24	(2.01)	(1.77)	(0.33)	—

6/30/2008	12.55	0.24	(0.95)	(0.71)	(0.70)	(0.32)

Class D
11/30/2012	$10.27	$0.24	$0.84	$1.08	$(0.32)	$—

11/30/2011	10.56	0.17	(0.06)	0.11	(0.40)	—

11/30/2010	9.83	0.23	0.87	1.10	(0.37)	—

7/1/2009** – 11/30/2009	8.44	0.08	1.35	1.43	(0.04)	—

5/4/2009* – 6/30/2009	8.20	0.02	0.27	0.29	(0.04)	—

Class R
11/30/2012	$10.26	$0.21	$0.84	$1.05	$(0.29)	$—

11/30/2011	10.54	0.23	(0.15)	0.08	(0.36)	—

11/30/2010	9.81	0.24	0.84	1.08	(0.35)	—

7/1/2009** – 11/30/2009	8.44	0.07	1.34	1.41	(0.04)	—

5/4/2009* – 6/30/2009	8.20	0.02	0.27	0.29	(0.04)	—

Class P
11/30/2012	$10.28	$0.29	$0.81	$1.10	$(0.31)	$—

11/30/2011	10.56	0.27	(0.14)	0.13	(0.41)	—

11/30/2010	9.84	0.26	0.86	1.12	(0.40)	—

7/1/2009** – 11/30/2009	8.44	0.08	1.36	1.44	(0.04)	—

5/4/2009* – 6/30/2009	8.20	0.03	0.26	0.29	(0.04)	—

Institutional Class
11/30/2012	$10.21	$0.26	$0.84	$1.10	$(0.34)	$—

11/30/2011	10.48	0.27	(0.13)	0.14	(0.41)	—

11/30/2010	9.77	0.29	0.83	1.12	(0.41)	—

7/1/2009** – 11/30/2009	8.38	0.09	1.34	1.43	(0.04)	—

6/30/2009	10.55	0.33	(1.97)	(1.64)	(0.43)	—

6/30/2008	12.54	0.36	(0.91)	(0.55)	(0.98)	(0.32)

Administrative Class
11/30/2012	$10.51	$0.26	$0.84	$1.10	$(0.31)	$—

11/30/2011	10.78	0.13	(0.01)	0.12	(0.39)	—

11/30/2010	9.83	0.27	0.86	1.13	(0.18)	—

7/1/2009** – 11/30/2009	8.44	0.08	1.35	1.43	(0.04)	—

5/4/2009* – 6/30/2009	8.20	0.03	0.26	0.29	(0.04)	—

*	Commencement of operations.
**	On April 14, 2009, the Board of Trustees approved a change in the Fund’s fiscal year from June 30 to November 30.
(a)	Calculated on average shares outstanding during the period.
(b)	Effective May 1, 2009, Fund redemption fees were eliminated.
(c)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Income dividends and capital gain and return of capital distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.
(d)	Does not include expenses of the investment companies in which the Fund invests.
(e)	Annualized.
(f)	Less than $0.01 per share.

260	Allianz Multi-Strategy Funds

							Ratio of		Ratio of
							Expenses to		Expenses to		Ratio of Net
							Average Net		Average Net		Investment
Distributions	Total	Fund		Net Asset		Net Assets,	Assets with		Assets without		Income
from Return	Dividends and	Redemption		Value, End		End of Period	Fee Waiver/		Fee Waiver/		to Average		Portfolio
of Capital	Distributions	Fees (a)(b)		of Period	Total Return (c)	(000s)	Reimbursement (d)		Reimbursement (d)		Net Assets (d)		Turnover Rate

$—	$(0.32)	$—		$11.07	10.64%	$70,312	0.43%		1.38%		2.32%		57%

—	(0.39)	—		10.30	0.95	73,816	0.47		1.35		2.32		64

—	(0.37)	—		10.58	11.56	72,415	0.51		1.42		2.58		46

—	(0.04)	—		9.84	16.93	57,225	0.52	(e)	1.39	(e)	1.98	(e)	11

(0.09)	(0.49)	—	(f)	8.45	(15.51)	47,224	0.63		0.76		3.51		69

(0.14)	(1.32)	—	(f)	10.62	(5.45)	63,265	0.65		0.65		2.74		17

$—	$(0.23)	$—		$11.27	9.90%	$4,307	1.19%		2.09%		1.96%		57%

—	(0.28)	—		10.48	0.15	9,467	1.22		2.10		1.95		64

—	(0.23)	—		10.74	10.86	18,030	1.26		2.19		2.13		46

—	(0.02)	—		9.92	16.44	31,698	1.27	(e)	2.11	(e)	1.23	(e)	11

(0.08)	(0.41)	—	(f)	8.53	(16.12)	29,177	1.39		1.50		2.67		69

(0.14)	(1.15)	—	(f)	10.70	(6.07)	60,519	1.40		1.40		2.03		17

$—	$(0.24)	$—		$11.19	9.90%	$71,375	1.18%		2.11%		1.59%		57%

—	(0.30)	—		10.41	0.15	78,367	1.22		2.09		1.64		64

—	(0.24)	—		10.69	10.65	87,546	1.26		2.16		1.93		46

—	(0.02)	—		9.89	16.62	89,277	1.27	(e)	2.14	(e)	1.23	(e)	11

(0.08)	(0.41)	—	(f)	8.50	(16.21)	80,857	1.39		1.50		2.74		69

(0.14)	(1.16)	—	(f)	10.68	(6.10)	138,659	1.40		1.40		1.99		17

$—	$(0.32)	$—		$11.03	10.68%	$266	0.46%		1.33%		2.25%		57%

—	(0.40)	—		10.27	0.95	197	0.45		1.38		1.56		64

—	(0.37)	—		10.56	11.48	34	0.51		1.41		2.28		46

—	(0.04)	—		9.83	16.95	13	0.52	(e)	1.38	(e)	1.98	(e)	11

(0.01)	(0.05)	—		8.44	3.55	10	0.52	(e)	1.34	(e)	1.85	(e)	69

$—	$(0.29)	$—		$11.02	10.44%	$15	0.67%		1.56%		2.02%		57%

—	(0.36)	—		10.26	0.73	14	0.72		1.59		2.11		64

—	(0.35)	—		10.54	11.30	13	0.76		1.64		2.38		46

—	(0.04)	—		9.81	16.78	12	0.77	(e)	1.63	(e)	1.73	(e)	11

(0.01)	(0.05)	—		8.44	3.52	10	0.77	(e)	1.68	(e)	1.61	(e)	69

$—	$(0.31)	$—		$11.07	10.91%	$1,340	0.25%		1.37%		2.75%		57%

—	(0.41)	—		10.28	1.13	1,996	0.27		1.22		2.52		64

—	(0.40)	—		10.56	11.77	6,433	0.31		1.39		2.54		46

—	(0.04)	—		9.84	16.99	1,658	0.31	(e)	1.21	(e)	2.19	(e)	11

(0.01)	(0.05)	—		8.44	3.55	1,477	0.27	(e)	1.37	(e)	2.04	(e)	69

$—	$(0.34)	$—		$10.97	11.01%	$57,357	0.15%		1.14%		2.47%		57%

—	(0.41)	—		10.21	1.31	47,916	0.16		1.12		2.50		64

—	(0.41)	—		10.48	11.88	37,093	0.21		1.15		2.91		46

—	(0.04)	—		9.77	17.14	31,841	0.20	(e)	1.11	(e)	2.30	(e)	11

(0.10)	(0.53)	—	(f)	8.38	(15.16)	16,150	0.13		0.30		3.89		69

(0.14)	(1.44)	—	(f)	10.55	(4.85)	15,564	0.10		0.10		3.04		17

$—	$(0.31)	$—		$11.30	10.70%	$1,653	0.40%		1.42%		2.35%		57%

—	(0.39)	—		10.51	1.05	1,649	0.41		1.36		1.19		64

—	(0.18)	—		10.78	11.62	14	0.46		1.37		2.68		46

—	(0.04)	—		9.83	17.07	12	0.52	(e)	1.36	(e)	1.98	(e)	11

(0.01)	(0.05)	—		8.44	3.57	10	0.32	(e)	1.20	(e)	2.05	(e)	69

Prospectus	261

Financial Highlights (continued)

	Net Asset		Net Realized		Dividends	Distributions
	Value,		and Change	Total from	from Net	from Net
	Beginning	Net Investment	in Unrealized	Investment	Investment	Realized Capital
For a share outstanding for the period ended:	of Period	Income (a)	Gain (Loss)	Operations	Income	Gains

AllianzGI Global Growth Allocation:
Class A
11/30/2012	$20.72	$0.51	$1.71	$2.22	$(0.59)	$(0.31)

11/30/2011	22.03	0.45	(0.33)	0.12	(0.91)	(0.52)

11/30/2010	19.96	0.47	2.09	2.56	(0.35)	(0.14)

4/27/2009* – 11/30/2009	15.00	0.17	4.79	4.96	—	—

Class C
11/30/2012	$20.49	$0.30	$1.74	$2.04	$(0.51)	$(0.31)

11/30/2011	21.81	0.24	(0.28)	(0.04)	(0.76)	(0.52)

11/30/2010	19.87	0.44	1.96	2.40	(0.32)	(0.14)

4/27/2009* – 11/30/2009	15.00	0.09	4.78	4.87	—	—

Class D
11/30/2012	$20.78	$0.37	$1.85	$2.22	$(0.69)	$(0.31)

11/30/2011	22.06	0.48	(0.36)	0.12	(0.88)	(0.52)

11/30/2010	19.96	0.63	1.94	2.57	(0.33)	(0.14)

4/27/2009* – 11/30/2009	15.00	0.17	4.79	4.96	—	—

Class R
11/30/2012	$20.73	$0.39	$1.77	$2.16	$(0.68)	$(0.31)

11/30/2011	22.01	0.40	(0.34)	0.06	(0.82)	(0.52)

11/30/2010	19.93	0.62	1.91	2.53	(0.31)	(0.14)

4/27/2009* – 11/30/2009	15.00	0.14	4.79	4.93	—	—

Class P
11/30/2012	$20.85	$0.49	$1.77	$2.26	$(0.72)	$(0.31)

11/30/2011	22.12	0.63	(0.48)	0.15	(0.90)	(0.52)

11/30/2010	19.99	0.71	1.91	2.62	(0.35)	(0.14)

4/27/2009* – 11/30/2009	15.00	0.19	4.80	4.99	—	—

Institutional Class
11/30/2012	$20.87	$0.51	$1.78	$2.29	$(0.75)	$(0.31)

11/30/2011	22.14	0.65	(0.48)	0.17	(0.92)	(0.52)

11/30/2010	20.00	0.73	1.91	2.64	(0.36)	(0.14)

4/27/2009* – 11/30/2009	15.00	0.20	4.80	5.00	—	—

Administrative Class
11/30/2012	$20.81	$0.46	$1.77	$2.23	$(0.69)	$(0.31)

11/30/2011	22.08	0.59	(0.47)	0.12	(0.87)	(0.52)

11/30/2010	19.97	0.68	1.90	2.58	(0.33)	(0.14)

4/27/2009* – 11/30/2009	15.00	0.17	4.80	4.97	—	—

*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Income dividends and capital gain distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.
(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized.

262	Allianz Multi-Strategy Funds

				Ratio of		Ratio of
				Expenses to		Expenses to		Ratio of Net
				Average Net		Average Net		Investment
Total	Net Asset		Net Assets,	Assets with		Assets without		Income
Dividends and	Value, End		End of Period	Fee Waiver/		Fee Waiver/		to Average		Portfolio
Distributions	of Period	Total Return (b)	(000s)	Reimbursement (c)		Reimbursement (c)		Net Assets (c)		Turnover Rate

$(0.90)	$22.04	11.17%	$841	0.41%		4.12%		2.40%		51%

(1.43)	20.72	0.17	1,283	0.47		3.23		2.02		85

(0.49)	22.03	13.08	815	0.54		5.64		2.29		66

—	19.96	33.07	41	0.54	(d)	6.46	(d)	1.57	(d)	6

$(0.82)	$21.71	10.34%	$1,277	1.18%		4.65%		1.44%		51%

(1.28)	20.49	(0.53)	1,241	1.20		4.46		1.13		85

(0.46)	21.81	12.34	497	1.29		6.28		2.18		66

—	19.87	32.47	181	1.29	(d)	7.21	(d)	0.82	(d)	6

$(1.00)	$22.00	11.13%	$105	0.41%		3.95%		1.73%		51%

(1.40)	20.78	0.19	37	0.45		3.60		2.20		85

(0.47)	22.06	13.15	22	0.54		5.48		3.05		66

—	19.96	33.07	13	0.54	(d)	6.46	(d)	1.57	(d)	6

$(0.99)	$21.90	10.89%	$38	0.65%		4.16%		1.87%		51%

(1.34)	20.73	(0.08)	36	0.71		3.90		1.84		85

(0.45)	22.01	12.91	15	0.79		5.61		3.04		66

—	19.93	32.87	13	0.79	(d)	6.71	(d)	1.32	(d)	6

$(1.03)	$22.08	11.35%	$17	0.23%		3.67%		2.32%		51%

(1.42)	20.85	0.34	15	0.27		3.26		2.84		85

(0.49)	22.12	13.38	15	0.34		5.21		3.48		66

—	19.99	33.27	13	0.34	(d)	6.31	(d)	1.77	(d)	6

$(1.06)	$22.10	11.51%	$5,008	0.13%		3.84%		2.42%		51%

(1.44)	20.87	0.43	4,483	0.17		3.16		2.95		85

(0.50)	22.14	13.49	4,484	0.24		5.11		3.58		66

—	20.00	33.33	3,920	0.24	(d)	6.21	(d)	1.87	(d)	6

$(1.00)	$22.04	11.20%	$17	0.38%		3.82%		2.17%		51%

(1.39)	20.81	0.20	15	0.42		3.41		2.69		85

(0.47)	22.08	13.20	15	0.49		5.36		3.33		66

—	19.97	33.13	13	0.49	(d)	6.46	(d)	1.62	(d)	6

Prospectus	263

Financial Highlights (continued)

	Net Asset		Net Realized		Dividends	Distributions
	Value,		and Change	Total from	from Net	from Net
	Beginning	Net Investment	in Unrealized	Investment	Investment	Realized Capital
For a share outstanding for the period ended:	of Period	Income (a)	Gain	Operations	Income	Gains

AllianzGI Retirement Income:
Class A
11/30/2012	$18.27	$0.48	$1.23	$1.71	$(0.58)	$(0.20)

11/30/2011	18.52	0.37	0.25	0.62	(0.67)	(0.20)

11/30/2010	17.81	0.47	1.05	1.52	(0.61)	(0.20)

12/29/2008* – 11/30/2009	15.00	0.53	2.71	3.24	(0.43)	—

Class C
11/30/2012	$18.09	$0.31	$1.24	$1.55	$(0.45)	$(0.20)

11/30/2011	18.36	0.27	0.21	0.48	(0.55)	(0.20)

11/30/2010	17.83	0.28	1.11	1.39	(0.66)	(0.20)

12/29/2008* – 11/30/2009	15.00	0.41	2.72	3.13	(0.30)	—

Class D
11/30/2012	$18.36	$0.30	$1.41	$1.71	$(0.58)	$(0.20)

11/30/2011	18.60	0.49	0.13	0.62	(0.66)	(0.20)

11/30/2010	17.83	0.49	1.04	1.53	(0.56)	(0.20)

12/29/2008* – 11/30/2009	15.00	0.52	2.72	3.24	(0.41)	—

Class R
11/30/2012	$18.77	$0.24	$1.45	$1.69	$(0.52)	$(0.20)

11/30/2011	18.73	0.53	0.05	0.58	(0.34)	(0.20)

11/30/2010	17.86	0.49	1.01	1.50	(0.43)	(0.20)

12/29/2008* – 11/30/2009	15.00	0.47	2.74	3.21	(0.35)	—

Class P
11/30/2012	$18.49	$0.32	$1.48	$1.80	$(0.65)	$(0.20)

11/30/2011	18.41	0.63	0.03	0.66	(0.38)	(0.20)

11/30/2010	17.85	0.57	0.99	1.56	(0.80)	(0.20)

12/29/2008* – 11/30/2009	15.00	0.54	2.74	3.28	(0.43)	—

Class R6
11/30/2012	$18.16	$0.49	$1.28	$1.77	$(0.65)	$(0.20)

11/30/2011	18.40	0.65	0.02	0.67	(0.71)	(0.20)

11/30/2010	17.85	0.57	1.01	1.58	(0.83)	(0.20)

12/29/2008* – 11/30/2009	15.00	0.55	2.74	3.29	(0.44)	—

Administrative Class
11/30/2012	$18.46	$0.49	$1.26	$1.75	$(0.60)	$(0.20)

11/30/2011	18.40	0.59	0.03	0.62	(0.36)	(0.20)

11/30/2010	17.83	0.54	0.99	1.53	(0.76)	(0.20)

12/29/2008* – 11/30/2009	15.00	0.52	2.74	3.26	(0.43)	—

*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Income dividends and capital gain distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.
(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized.

264	Allianz Multi-Strategy Funds

				Ratio of		Ratio of
				Expenses to		Expenses to		Ratio of Net
				Average Net		Average Net		Investment
Total	Net Asset		Net Assets,	Assets with		Assets without		Income
Dividends and	Value, End		End of Period	Fee Waiver/		Fee Waiver/		to Average		Portfolio
Distributions	of Period	Total Return (b)	(000s)	Reimbursement (c)		Reimbursement (c)		Net Assets (c)		Turnover Rate

$(0.78)	$19.20	9.68%	$4,891	0.40%		0.60%		2.57%		51%

(0.87)	18.27	3.45	4,427	0.46		1.60		2.01		74

(0.81)	18.52	8.86	595	0.52		5.29		2.65		22

(0.43)	17.81	21.95	256	0.52	(d)	8.79	(d)	3.42	(d)	26

$(0.65)	$18.99	8.84%	$6,935	1.15%		1.35%		1.70%		51%

(0.75)	18.09	2.71	5,820	1.22		2.48		1.50		74

(0.86)	18.36	8.09	1,398	1.27		6.16		1.56		22

(0.30)	17.83	21.11	133	1.27	(d)	10.38	(d)	2.67	(d)	26

$(0.78)	$19.29	9.53%	$1,553	0.50%		0.60%		1.59%		51%

(0.86)	18.36	3.42	326	0.51		2.21		2.65		74

(0.76)	18.60	8.89	179	0.52		5.75		2.75		22

(0.41)	17.83	21.93	73	0.52	(d)	8.81	(d)	3.42	(d)	26

$(0.72)	$19.74	9.28%	$183	0.75%		0.85%		1.29%		51%

(0.54)	18.77	3.18	17	0.76		4.59		2.82		74

(0.63)	18.73	8.61	15	0.77		5.62		2.70		22

(0.35)	17.86	21.72	12	0.77	(d)	7.31	(d)	3.17	(d)	26

$(0.85)	$19.44	10.05%	$4,751	0.10%		0.20%		1.71%		51%

(0.58)	18.49	3.69	14	0.26		4.47		3.38		74

(1.00)	18.41	9.13	13	0.32		5.13		3.20		22

(0.43)	17.85	22.19	12	0.32	(d)	6.06	(d)	3.62	(d)	26

$(0.85)	$19.08	10.11%	$11,294	—%		0.15%		2.64%		51%

(0.91)	18.16	3.77	4,904	0.16		1.81		3.53		74

(1.03)	18.40	9.24	4,803	0.22		5.04		3.22		22

(0.44)	17.85	22.30	3,779	0.22	(d)	5.96	(d)	3.72	(d)	26

$(0.80)	$19.41	9.71%	$15	0.35%		0.45%		2.59%		51%

(0.56)	18.46	3.49	14	0.44		4.65		3.21		74

(0.96)	18.40	8.94	13	0.47		5.28		3.05		22

(0.43)	17.83	22.03	12	0.47	(d)	6.21	(d)	3.47	(d)	26

Prospectus	265

Financial Highlights (continued)

	Net Asset		Net Realized		Dividends	Distributions
	Value,		and Change	Total from	from Net	from Net
	Beginning	Net Investment	in Unrealized	Investment	Investment	Realized Capital
For a share outstanding for the period ended:	of Period	Income (Loss) (a)	Gain (Loss)	Operations	Income	Gains

AllianzGI Convertible:
Class A
11/30/2012	$28.11	$0.53	$1.95	$2.48	$(0.75)	$(1.57)

11/30/2011	28.21	0.55	0.01	0.56	(0.66)	—

4/12/2010* – 11/30/2010	26.22	0.38	1.82	2.20	(0.21)	—

Class C
11/30/2012	$28.15	$0.32	$1.96	$2.28	$(0.56)	$(1.57)

11/30/2011	28.30	0.34	0.03	0.37	(0.52)	—

4/12/2010* – 11/30/2010	26.22	0.24	1.84	2.08	— (d)	—

Class D
11/30/2012	$28.08	$0.51	$1.95	$2.46	$(0.75)	$(1.57)

11/30/2011	28.16	0.54	0.03	0.57	(0.65)	—

4/12/2010* – 11/30/2010	26.22	0.40	1.79	2.19	(0.25)	—

Class R
11/30/2012	$28.08	$0.43	$1.95	$2.38	$(0.69)	$(1.57)

11/30/2011	28.17	0.48	0.02	0.50	(0.59)	—

4/12/2010* – 11/30/2010	26.22	0.33	1.82	2.15	(0.20)	—

Class P
11/30/2012	$28.04	$0.58	$1.94	$2.52	$(0.79)	$(1.57)

11/30/2011	28.12	0.60	0.01	0.61	(0.69)	—

6/7/2010* – 11/30/2010	24.02	0.27	4.11	4.38	(0.28)	—

Institutional Class
11/30/2012	$28.00	$0.62	$1.94	$2.56	$(0.83)	$(1.57)

11/30/2011	28.08	0.63	0.01	0.64	(0.72)	—

11/30/2010	23.92	0.62	4.20	4.82	(0.66)	—

4/1/2009** – 11/30/2009	19.01	0.50	4.77	5.27	(0.36)	—

3/31/2009	24.88	0.43	(5.73)	(5.30)	(0.43)	(0.14)

3/31/2008	24.35	0.37	0.58	0.95	(0.32)	(0.10)

Administrative Class
11/30/2012	$28.04	$0.55	$1.94	$2.49	$(0.76)	$(1.57)

11/30/2011	28.14	0.55	0.01	0.56	(0.66)	—

4/12/2010* – 11/30/2010	26.22	0.37	1.83	2.20	(0.28)	—

*	Commencement of operations.
**	On November 13, 2009, the Board of Trustees approved a change in the Fund’s fiscal year from March 31 to November 30.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Income dividends and capital gain and return of capital distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Less than $(0.01) per share.
(e)	Ratio of expenses to average net assets net of reimbursement/recoupment offset was 0.99%, 0.98% and 0.89% for the period ended November 30, 2009 and the years ended March 31, 2009 and March 31, 2008, respectively.

266	Allianz Multi-Strategy Funds

					Ratio of		Ratio of
					Expenses to		Expenses to		Ratio of Net
					Average Net		Average Net		Investment
Distributions	Total	Net Asset		Net Assets,	Assets with		Assets without		Income (Loss)
from Return	Dividends and	Value, End		End of Period	Fee Waiver/		Fee Waiver/		to Average		Portfolio
of Capital	Distributions	of Period	Total Return (b)	(000s)	Reimbursement		Reimbursement		Net Assets		Turnover Rate

$—	$(2.32)	$28.27	9.64%	$94,347	1.01%		1.01%		1.91%		108%

—	(0.66)	28.11	1.95	64,857	0.97		0.97		1.89		129

—	(0.21)	28.21	8.46	10,500	0.96	(c)	0.97	(c)	2.25	(c)	116

$—	$(2.13)	$28.30	8.81%	$36,917	1.76%		1.76%		1.16%		108%

—	(0.52)	28.15	1.26	27,465	1.74		1.74		1.17		129

—	— (d)	28.30	7.94	227	1.77	(c)	1.77	(c)	1.40	(c)	116

$—	$(2.32)	$28.22	9.57%	$35,886	1.06%		1.06%		1.85%		108%

—	(0.65)	28.08	1.99	30,176	0.98		0.98		1.83		129

—	(0.25)	28.16	8.46	2,180	0.93	(c)	0.94	(c)	2.31	(c)	116

$—	$(2.26)	$28.20	9.25%	$210	1.36%		1.36%		1.58%		108%

—	(0.59)	28.08	1.76	37	1.22		1.22		1.67		129

—	(0.20)	28.17	8.29	11	1.25	(c)	1.26	(c)	1.97	(c)	116

$—	$(2.36)	$28.20	9.84%	$53,368	0.80%		0.86%		2.12%		108%

—	(0.69)	28.04	2.14	37,551	0.80		0.83		2.07		129

—	(0.28)	28.12	18.34	21,417	0.84	(c)	0.87	(c)	2.35	(c)	116

$—	$(2.40)	$28.16	10.00%	$804,646	0.67%		0.67%		2.26%		108%

—	(0.72)	28.00	2.24	521,854	0.70		0.70		2.16		129

—	(0.66)	28.08	20.46	471,226	0.77		0.80		2.42		116

—	(0.36)	23.92	27.85	64,996	1.00	(c)(e)	1.00	(c)	3.34	(c)	84

—	(0.57)	19.01	(21.30)	20,664	1.03	(e)	1.03		1.86		91

—	(0.42)	24.88	3.84	47,773	1.03	(e)	1.03		1.45		98

$—	$(2.33)	$28.20	9.70%	$2,199	0.92%		0.92%		2.00%		108%

—	(0.66)	28.04	2.00	1,352	0.97		0.97		1.90		129

—	(0.28)	28.14	8.45	11	0.98	(c)	0.99	(c)	2.23	(c)	116

Prospectus	267

Financial Highlights (continued)

	Net Asset		Net Realized		Dividends	Distributions
	Value,		and Change	Total from	from Net	from Net
	Beginning	Net Investment	in Unrealized	Investment	Investment	Realized Capital
For a share outstanding for the period ended:	of Period	Income (a)	Gain (Loss)	Operations	Income	Gains

AllianzGI Global Managed Volatility:
Class A
12/19/2011* – 11/30/2012	$15.00	$0.39	$1.29	$1.68	$—	$—

Class C
12/19/2011* – 11/30/2012	$15.00	$0.33	$1.23	$1.56	$—	$—

Class D
12/19/2011* – 11/30/2012	$15.00	$0.39	$1.29	$1.68	$—	$—

Class P
12/19/2011* – 11/30/2012	$15.00	$0.48	$1.23	$1.71	$—	$—

Institutional Class
12/19/2011* – 11/30/2012	$15.00	$0.49	$1.24	$1.73	$—	$—

AllianzGI High Yield Bond:
Class A
11/30/2012	$9.69	$0.72	$0.61	$1.33	$(0.73)	$(0.13)

11/30/2011	10.03	0.72	(0.28)	0.44	(0.78)	—

4/12/2010* – 11/30/2010	9.65	0.49	0.19	0.68	(0.30)	—

Class C
11/30/2012	$9.68	$0.64	$0.62	$1.26	$(0.66)	$(0.13)

11/30/2011	10.02	0.65	(0.29)	0.36	(0.70)	—

4/12/2010* – 11/30/2010	9.65	0.45	0.19	0.64	(0.27)	—

Class D
11/30/2012	$9.47	$0.70	$0.60	$1.30	$(0.73)	$(0.13)

11/30/2011	9.79	0.72	(0.28)	0.44	(0.76)	—

4/12/2010* – 11/30/2010	9.65	0.48	0.18	0.66	(0.52)	—

Class R
11/30/2012	$9.45	$0.67	$0.60	$1.27	$(0.71)	$(0.13)

11/30/2011	9.80	0.68	(0.28)	0.40	(0.75)	—

4/12/2010* – 11/30/2010	9.65	0.47	0.18	0.65	(0.50)	—

Class P
11/30/2012	$9.44	$0.72	$0.58	$1.30	$(0.74)	$(0.13)

11/30/2011	9.78	0.72	(0.27)	0.45	(0.79)	—

4/12/2010* – 11/30/2010	9.65	0.50	0.17	0.67	(0.54)	—

Institutional Class
11/30/2012	$9.46	$0.73	$0.60	$1.33	$(0.76)	$(0.13)

11/30/2011	9.80	0.76	(0.30)	0.46	(0.80)	—

11/30/2010	9.17	0.83	0.61	1.44	(0.81)	—

4/1/2009** – 11/30/2009	7.40	0.52	1.77	2.29	(0.52)	—

3/31/2009	9.36	0.71	(1.90)	(1.19)	(0.77)	—

3/31/2008	10.27	0.76	(0.86)	(0.10)	(0.81)	—

Administrative Class
11/30/2012	$9.43	$0.70	$0.61	$1.31	$(0.74)	$(0.13)

11/30/2011	9.78	0.72	(0.30)	0.42	(0.77)	—

4/12/2010* – 11/30/2010	9.65	0.49	0.17	0.66	(0.53)	—

*	Commencement of operations.
**	On November 13, 2009, the Board of Trustees approved a change in the Fund’s fiscal year from March 31 to November 30.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Income dividends and capital gain distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Ratio of expenses to average net assets net of reimbursement/recoupment offset was 0.61%, 0.61% and 0.57% for the period ended November 30, 2009 and the years ended March 31, 2009 and March 31, 2008, respectively.

268	Allianz Multi-Strategy Funds

				Ratio of		Ratio of
				Expenses to		Expenses to		Ratio of Net
				Average Net		Average Net		Investment
Total	Net Asset		Net Assets,	Assets with		Assets without		Income
Dividends and	Value, End		End of Period	Fee Waiver/		Fee Waiver/		to Average		Portfolio
Distributions	of Period	Total Return (b)	(000s)	Reimbursement		Reimbursement		Net Assets		Turnover Rate

$—	$16.68	11.20%	$50	0.95	%(c)	3.24	%(c)	2.56	%(c)	92%

$—	$16.56	10.40%	$12	1.70	%(c)	4.02	%(c)	2.18	%(c)	92%

$—	$16.68	11.20%	$38	0.95	%(c)	3.37	%(c)	2.63	%(c)	92%

$—	$16.71	11.40%	$11	0.70	%(c)	3.11	%(c)	3.19	%(c)	92%

$—	$16.73	11.53%	$14,585	0.60	%(c)	2.98	%(c)	3.22	%(c)	92%

$(0.86)	$10.16	14.34%	$109,668	0.89%		0.90%		7.21%		86%

(0.78)	9.69	4.29	61,339	1.05		1.05		7.19		168

(0.30)	10.03	7.07	1,296	1.11	(c)	1.47	(c)	7.70	(c)	144

$(0.79)	$10.15	13.54%	$30,692	1.68%		1.68%		6.43%		86%

(0.70)	9.68	3.53	12,443	1.82		1.87		6.56		168

(0.27)	10.02	6.73	311	1.87	(c)	2.21	(c)	7.12	(c)	144

$(0.86)	$9.91	14.33%	$43,921	0.96%		1.07%		7.14%		86%

(0.76)	9.47	4.42	20,378	1.07		1.12		7.36		168

(0.52)	9.79	7.09	169	1.11	(c)	1.47	(c)	7.84	(c)	144

$(0.84)	$9.88	14.05%	$2,111	1.15%		1.25%		6.95%		86%

(0.75)	9.45	4.02	342	1.33		1.37		7.23		168

(0.50)	9.80	6.97	11	1.36	(c)	1.63	(c)	7.74	(c)	144

$(0.87)	$9.87	14.48%	$19,497	0.74%		0.79%		7.39%		86%

(0.79)	9.44	4.57	11,096	0.88		0.88		7.49		168

(0.54)	9.78	7.22	11	0.97	(c)	1.14	(c)	8.13	(c)	144

$(0.89)	$9.90	14.68%	$121,362	0.63%		0.63%		7.47%		86%

(0.80)	9.46	4.66	70,174	0.61		0.77		7.65		168

(0.81)	9.80	16.23	93,782	0.63		0.93		8.65		144

(0.52)	9.17	31.50	69,667	0.61	(c)	0.61	(c)(d)	9.08	(c)	120

(0.77)	7.40	(13.01)	49,233	0.64		0.64	(d)	8.56		55

(0.81)	9.36	(1.06)	50,271	0.63		0.63	(d)	7.66		81

$(0.87)	$9.87	14.54%	$27,274	0.90%		1.14%		8.92%		86%

(0.77)	9.43	4.27	11	1.03		1.03		7.25		168

(0.53)	9.78	7.12	11	1.12	(c)	1.28	(c)	7.98	(c)	144

Prospectus	269

Financial Highlights (continued)

	Net Asset		Net Realized		Distributions
	Value,		and Change	Total from	from Net
	Beginning	Net Investment	in Unrealized	Investment	Realized Capital
For a share outstanding for the period ended:	of Period	Loss (a)	Gain (Loss)	Operations	Gains

AllianzGI Micro Cap:
Class A
12/19/2011* – 11/30/2012	$9.84	$(0.07)	$1.85	$1.78	$—

Class P
11/30/2012	$12.20	$(0.10)	$1.47	$1.37	$(1.96)

12/27/2010* – 11/30/2011	14.20	(0.15)	(1.64)	(1.79)	(0.21)

Institutional Class
11/30/2012	$12.22	$(0.10)	$1.49	$1.39	$(1.96)

11/30/2011	13.80	(0.17)	(0.16)	(0.33)	(1.25)

11/30/2010	10.44	(0.15)	3.51	3.36	—

4/1/2009** – 11/30/2009	7.58	(0.07)	2.93	2.86	—

3/31/2009	11.60	(0.07)	(3.95)	(4.02)	— (e)

3/31/2008	15.33	(0.18)	(1.49)	(1.67)	(2.06)

AllianzGI Ultra Micro Cap:
Class A
12/19/2011* – 11/30/2012	$12.82	$(0.14)	$2.85	$2.71	$—

Class P
11/30/2012	$13.26	$(0.20)	$2.71	$2.51	$(0.23)

12/27/2010* – 11/30/2011	13.80	(0.29)	(0.22)	(0.51)	(0.03)

Institutional Class
11/30/2012	$13.29	$(0.19)	$2.72	$2.53	$(0.23)

11/30/2011	13.25	(0.29)	1.08	0.79	(0.75)

11/30/2010	8.93	(0.22)	4.54	4.32	—

4/1/2009** – 11/30/2009	5.78	(0.10)	3.25	3.15	—

3/31/2009	9.28	(0.16)	(3.34)	(3.50)	—

1/28/2008* – 3/31/2008	10.00	(0.03)	(0.69)	(0.72)	—

*	Commencement of operations.
**	On November 13, 2009, the Board of Trustees approved a change in the Fund’s fiscal year from March 31 to November 30.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Income dividends and capital gain distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Ratio of expenses to average net assets net of reimbursement/recoupment offset was 1.63%, 0.91%, and 1.38% for the period ended November 30, 2009 and the years ended March 31, 2009 and March 31, 2008, respectively.
(e)	Less than $(0.01) per share.
(f)	Ratio of expenses to average net assets net of reimbursement/recoupment offset was 2.22%, 2.31% and 2.15% for the period ended November 30, 2009, the year ended March 31, 2009 and the period ended March 31, 2008, respectively.

270	Allianz Multi-Strategy Funds

			Ratio of		Ratio of
			Expenses to		Expenses to		Ratio of Net
			Average Net		Average Net		Investment
Net Asset		Net Assets,	Assets with		Assets without		Loss
Value, End		End of Period	Fee Waiver/		Fee Waiver/		to Average		Portfolio
of Period	Total Return (b)	(000s)	Reimbursement		Reimbursement		Net Assets		Turnover Rate

$11.62	18.09%	$135	1.82	%(c)	2.18	%(c)	(0.62	)%(c)	62%

$11.61	13.90%	$332	1.65%		1.99%		(0.85)%		62%

12.20	(12.43)	426	1.65	(c)	1.85	(c)	(1.35	)(c)	74

$11.65	14.09%	$27,343	1.54%		1.84%		(0.90)%		62%

12.22	(2.88)	46,514	1.54		1.65		(1.24)		74

13.80	32.18	57,591	1.57		1.64		(1.25)		112

10.44	37.73	53,994	1.55	(c)	1.55	(c)(d)	(1.14	)(c)	86

7.58	(34.63)	40,178	1.58		1.58	(d)	(0.64)		104

11.60	(13.25)	60,122	1.58		1.58	(d)	(1.19)		139

$15.53	21.14%	$6,862	2.36	%(c)	3.36	%(c)	(0.96	)%(c)	114%

$15.54	19.26%	$252	2.18%		3.08%		(1.38)%		114%

13.26	(3.64)	230	2.41	(c)	3.48	(c)	(2.23	)(c)	101

$15.59	19.37%	$9,296	2.08%		3.15%		(1.32)%		114%

13.29	6.04	9,757	2.24		3.53		(2.06)		101

13.25	48.38	4,629	2.29		5.40		(1.99)		123

8.93	54.50	1,781	2.31	(c)	2.31	(c)(f)	(1.81	)(c)	87

5.78	(37.72)	1,084	2.40		2.40	(f)	(2.05)		109

9.28	(7.20)	886	2.31	(c)	2.31	(c)(f)	(2.10	)(c)	19

Prospectus	271

Financial Highlights (continued)

	Net Asset		Net Realized		Dividends	Distributions
	Value,		and Change	Total from	from Net	from Net
	Beginning	Net Investment	in Unrealized	Investment	Investment	Realized Capital
For a share outstanding for the period ended:	of Period	Income (Loss) (a)	Gain (Loss)	Operations	Income	Gains

AllianzGI U.S. Emerging Growth:
Class A
11/30/2012	$13.34	$(0.08)	$0.98	$0.90	$—	$(0.99)

12/20/2010* – 11/30/2011	13.77	(0.11)	(0.32)	(0.43)	—	—

Class C
11/30/2012	$13.25	$(0.18)	$0.99	$0.81	$—	$(0.99)

12/20/2010* – 11/30/2011	13.77	(0.22)	(0.30)	(0.52)	—	—

Class D
11/30/2012	$13.34	$(0.09)	$0.99	$0.90	$—	$(0.99)

12/20/2010* – 11/30/2011	13.77	(0.11)	(0.32)	(0.43)	—	—

Class R
11/30/2012	$13.31	$(0.11)	$0.98	$0.87	$—	$(0.99)

12/20/2010* – 11/30/2011	13.77	(0.15)	(0.31)	(0.46)	—	—

Class P
11/30/2012	$13.37	$(0.04)	$0.98	$0.94	$—	$(0.99)

12/20/2010* – 11/30/2011	13.77	(0.09)	(0.31)	(0.40)	—	—

Institutional Class
11/30/2012	$13.39	$(0.04)	$0.99	$0.95	$—	$(0.99)

11/30/2011	12.84	(0.07)	0.62	0.55	—	—

11/30/2010	10.05	(0.06)	2.85	2.79	—	—

4/1/2009** – 11/30/2009	6.59	(0.03)	3.49	3.46	—	—

3/31/2009	11.45	(0.04)	(4.82)	(4.86)	—	—

3/31/2008	13.09	(0.06)	(0.70)	(0.76)	—	(0.88)

AllianzGI Behavioral Advantage Large Cap:
Class A
11/30/2012	$16.05	$0.29	$2.76	$3.05	$(0.06)	$—

9/8/2011* – 11/30/2011	15.00	0.04	1.01	1.05	—	—

Class C
11/30/2012	$16.02	$0.16	$2.74	$2.90	$(0.02)	$—

9/8/2011* – 11/30/2011	15.00	0.01	1.01	1.02	—	—

Class D
11/30/2012	$16.05	$0.28	$2.77	$3.05	$(0.06)	$—

9/8/2011* – 11/30/2011	15.00	0.04	1.01	1.05	—	—

Class P
11/30/2012	$16.05	$0.32	$2.79	$3.11	$(0.07)	$—

9/8/2011* – 11/30/2011	15.00	0.05	1.00	1.05	—	—

Institutional Class
11/30/2012	$16.06	$0.34	$2.77	$3.11	$(0.07)	$—

9/8/2011* – 11/30/2011	15.00	0.05	1.01	1.06	—	—

*	Commencement of operations.
**	On November 13, 2009, the Board of Trustees approved a change in the Fund’s fiscal year from March 31 to November 30.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Income dividends and capital gain distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Ratio of expenses to average net assets net of reimbursement/recoupment offset was 1.16%, 0.90% and 0.72% for the period ended November 30, 2009, and the years ended March 31, 2009 and March 31, 2008, respectively.
(e)	Less than 1%.

272	Allianz Multi-Strategy Funds

				Ratio of		Ratio of
				Expenses to		Expenses to		Ratio of Net
				Average Net		Average Net		Investment
Total	Net Asset		Net Assets,	Assets with		Assets without		Income (Loss)
Dividends and	Value, End		End of Period	Fee Waiver/		Fee Waiver/		to Average		Portfolio
Distributions	of Period	Total Return (b)	(000s)	Reimbursement		Reimbursement		Net Assets		Turnover Rate

$(0.99)	$13.25	7.67%	$1,359	1.50%		2.45%		(0.59)%		92%

—	13.34	(3.12)	837	1.50	(c)	2.70	(c)	(0.92	)(c)	111

$(0.99)	$13.07	6.99%	$228	2.22%		3.16%		(1.35)%		92%

—	13.25	(3.78)	134	2.25	(c)	3.04	(c)	(1.60	)(c)	111

$(0.99)	$13.25	7.67%	$57	1.49%		2.36%		(0.65)%		92%

—	13.34	(3.12)	27	1.50	(c)	2.31	(c)	(0.86	)(c)	111

$(0.99)	$13.19	7.44%	$10	1.70%		2.60%		(0.84)%		92%

—	13.31	(3.34)	10	1.75	(c)	2.50	(c)	(1.14	)(c)	111

$(0.99)	$13.32	7.97%	$19	1.25%		2.25%		(0.27)%		92%

—	13.37	(2.90)	15	1.25	(c)	2.13	(c)	(0.65	)(c)	111

$(0.99)	$13.35	8.05%	$20,140	1.15%		2.09%		(0.29)%		92%

—	13.39	4.28	20,862	1.15		1.99		(0.53)		111

—	12.84	27.76	20,079	1.19		1.71		(0.57)		168

—	10.05	52.50	13,942	1.18	(c)	1.18	(c)(d)	(0.53	)(c)	97

—	6.59	(42.45)	6,591	1.21		1.21	(d)	(0.34)		146

(0.88)	11.45	(7.01)	7,499	1.21		1.21	(d)	(0.46)		129

$(0.06)	$19.04	19.07%	$49	0.90%		2.76%		1.59%		76%

—	16.05	7.00	11	0.90	(c)	2.84	(c)	1.14	(c)	— (e)

$(0.02)	$18.90	18.15%	$64	1.65%		3.62%		0.89%		76%

—	16.02	6.80	10	1.65	(c)	3.59	(c)	0.38	(c)	— (e)

$(0.06)	$19.04	19.07%	$19	0.90%		2.61%		1.55%		76%

—	16.05	7.00	11	0.90	(c)	2.84	(c)	1.14	(c)	— (e)

$(0.07)	$19.09	19.43%	$13	0.65%		2.38%		1.76%		76%

—	16.05	7.00	11	0.65	(c)	2.70	(c)	1.39	(c)	— (e)

$(0.07)	$19.10	19.46%	$17,172	0.55%		2.32%		1.88%		76%

—	16.06	7.07	10,705	0.55	(c)	2.58	(c)	1.48	(c)	— (e)

Prospectus	273

Financial Highlights (continued)

	Net Asset		Net Realized		Dividends	Distributions
	Value,		and Change	Total from	from Net	from Net
	Beginning	Net Investment	in Unrealized	Investment	Investment	Realized Capital
For a share outstanding for the period ended:	of Period	Income (a)	Gain (Loss)	Operations	Income	Gains

AllianzGI NFJ Global Dividend Value:
Class A
11/30/2012	$17.35	$0.56	$1.10	$1.66	$(0.40)	$(0.34)

11/30/2011	17.91	0.55	(0.19)	0.36	(0.64)	(0.28)

11/30/2010	18.16	0.43	0.38	0.81	(0.71)	(0.35)

6/26/2009* – 11/30/2009	15.00	0.15	3.04	3.19	(0.03)	—

Class C
11/30/2012	$17.19	$0.42	$1.07	$1.49	$(0.29)	$(0.34)

11/30/2011	17.76	0.43	(0.20)	0.23	(0.52)	(0.28)

11/30/2010	18.12	0.28	0.41	0.69	(0.70)	(0.35)

6/26/2009* – 11/30/2009	15.00	0.10	3.02	3.12	— (d)	—

Class D
11/30/2012	$17.38	$0.60	$1.05	$1.65	$(0.25)	$(0.34)

11/30/2011	17.86	0.61	(0.23)	0.38	(0.58)	(0.28)

11/30/2010	18.17	0.43	0.37	0.80	(0.76)	(0.35)

6/26/2009* – 11/30/2009	15.00	0.15	3.04	3.19	(0.02)	—

Class P
11/30/2012	$17.45	$0.60	$1.10	$1.70	$(0.45)	$(0.34)

11/30/2011	17.82	0.42	(0.02)	0.40	(0.49)	(0.28)

11/30/2010	18.17	0.46	0.38	0.84	(0.84)	(0.35)

6/26/2009* – 11/30/2009	15.00	0.16	3.04	3.20	(0.03)	—

Institutional Class
11/30/2012	$17.29	$0.60	$1.09	$1.69	$(0.46)	$(0.34)

11/30/2011	17.83	0.64	(0.21)	0.43	(0.69)	(0.28)

11/30/2010	18.17	0.41	0.46	0.87	(0.86)	(0.35)

6/26/2009* – 11/30/2009	15.00	0.17	3.03	3.20	(0.03)	—

*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Income dividends and capital gain distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Less than $(0.01) per share.

274	Allianz Multi-Strategy Funds

				Ratio of		Ratio of
				Expenses to		Expenses to		Ratio of Net
				Average Net		Average Net		Investment
Total	Net Asset		Net Assets,	Assets with		Assets without		Income
Dividends and	Value, End		End of Period	Fee Waiver/		Fee Waiver/		to Average		Portfolio
Distributions	of Period	Total Return (b)	(000s)	Reimbursement		Reimbursement		Net Assets		Turnover Rate

$(0.74)	$18.27	9.98%	$7,355	1.32%		1.71%		3.13%		41%

(0.92)	17.35	1.85	6,821	1.50		1.92		3.01		66

(1.06)	17.91	4.71	1,469	1.50		4.55		2.41		40

(0.03)	18.16	21.24	282	1.50	(c)	9.11	(c)	2.04	(c)	22

$(0.63)	$18.05	9.03%	$3,948	2.07%		2.46%		2.34%		41%

(0.80)	17.19	1.12	3,020	2.25		2.71		2.39		66

(1.05)	17.76	3.99	1,210	2.25		5.11		1.57		40

— (d)	18.12	20.80	89	2.25	(c)	9.86	(c)	1.29	(c)	22

$(0.59)	$18.44	9.83%	$480	1.38%		3.04%		3.31%		41%

(0.86)	17.38	1.91	558	1.50		3.74		3.27		66

(1.11)	17.86	4.68	203	1.50		4.53		2.44		40

(0.02)	18.17	21.27	35	1.50	(c)	9.11	(c)	2.04	(c)	22

$(0.79)	$18.36	10.11%	$1,089	1.12%		1.51%		3.32%		41%

(0.77)	17.45	2.13	718	1.30		1.99		2.41		66

(1.19)	17.82	4.90	13	1.30		4.45		2.63		40

(0.03)	18.17	21.31	12	1.30	(c)	8.96	(c)	2.24	(c)	22

$(0.80)	$18.18	10.19%	$39,215	1.02%		1.40%		3.38%		41%

(0.97)	17.29	2.21	20,556	1.20		1.68		3.51		66

(1.21)	17.83	5.07	15,211	1.20		3.40		2.32		40

(0.03)	18.17	21.34	2,986	1.20	(c)	8.86	(c)	2.34	(c)	22

Prospectus	275

Financial Highlights (continued)

	Net Asset		Net Realized		Dividends
	Value,		and Change	Total from	from Net
	Beginning	Net Investment	in Unrealized	Investment	Investment
For a share outstanding for the period ended:	of Period	Income (a)	Gain	Operations	Income

AllianzGI NFJ International Small-Cap Value:
Class A
6/1/2012* – 11/30/2012	$15.00	$0.07	$2.03	$2.10	$—

Class C
6/1/2012* – 11/30/2012	$15.00	$0.09	$1.95	$2.04	$—

Class D
6/1/2012* – 11/30/2012	$15.00	$0.13	$1.98	$2.11	$—

Class P
6/1/2012* – 11/30/2012	$15.00	$0.16	$1.95	$2.11	$—

Institutional Class
6/1/2012* – 11/30/2012	$15.00	$0.17	$1.95	$2.12	$—

AllianzGI NFJ International Value II:
Class A
12/1/2011* – 11/30/2012	$15.00	$0.29	$1.33	$1.62	$(0.26)

Class C
12/1/2011* – 11/30/2012	$15.00	$0.22	$1.28	$1.50	$(0.18)

Class D
12/1/2011* – 11/30/2012	$15.00	$0.34	$1.28	$1.62	$(0.26)

Class P
12/1/2011* – 11/30/2012	$15.00	$0.38	$1.28	$1.66	$(0.28)

Institutional Class
12/1/2011* – 11/30/2012	$15.00	$0.39	$1.29	$1.68	$(0.30)

*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Income dividends and capital gain distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.
(c)	Annualized.

276	Allianz Multi-Strategy Funds

			Ratio of		Ratio of
			Expenses to		Expenses to		Ratio of Net
			Average Net		Average Net		Investment
Net Asset		Net Assets,	Assets with		Assets without		Income to
Value, End		End of Period	Fee Waiver/		Fee Waiver/		Average		Portfolio
of Period	Total Return (b)	(000s)	Reimbursement		Reimbursement		Net Assets		Turnover Rate

$17.10	14.00%	$1,049	1.45	%(c)	4.22	%(c)	0.82	%(c)	19%

$17.04	13.60%	$11	2.20	%(c)	9.92	%(c)	1.08	%(c)	19%

$17.11	14.07%	$84	1.45	%(c)	7.85	%(c)	1.59	%(c)	19%

$17.11	14.07%	$12	1.30	%(c)	8.92	%(c)	1.98	%(c)	19%

$17.12	14.13%	$3,551	1.20	%(c)	8.90	%(c)	2.08	%(c)	19%

$16.36	10.99%	$49	1.30	%(c)	10.98	%(c)	1.89	%(c)	22%

$16.32	10.17%	$11	2.05	%(c)	10.82	%(c)	1.45	%(c)	22%

$16.36	10.97%	$11	1.30	%(c)	10.07	%(c)	2.20	%(c)	22%

$16.38	11.28%	$11	1.05	%(c)	9.92	%(c)	2.45	%(c)	22%

$16.38	11.36%	$4,396	0.95	%(c)	9.93	%(c)	2.50	%(c)	22%

Prospectus	277

Financial Highlights (continued)

	Net Asset		Net Realized		Dividends	Distributions
	Value,		and Change	Total from	from Net	from Net
	Beginning	Net Investment	in Unrealized	Investment	Investment	Realized Capital
For a share outstanding for the period ended:	of Period	Income (Loss) (a)	Gain (Loss)	Operations	Income	Gains

AllianzGI China Equity:
Class A
11/30/2012	$15.01	$0.16	$0.91	$1.07	$(0.10)	$(1.20)

11/30/2011	19.81	0.60	(4.58)	(3.98)	— (c)	(0.82)

6/7/2010* – 11/30/2010	15.00	(0.09)	4.90	4.81	—	—

Class C
11/30/2012	$14.88	$0.06	$0.89	$0.95	$— (c)	$(1.20)

11/30/2011	19.78	(0.10)	(3.98)	(4.08)	— (c)	(0.82)

6/7/2010* – 11/30/2010	15.00	(0.17)	4.95	4.78	—	—

Class D
11/30/2012	$15.04	$0.16	$0.91	$1.07	$— (c)	$(1.20)

11/30/2011	19.84	0.02	(3.99)	(3.97)	(0.01)	(0.82)

6/7/2010* – 11/30/2010	15.00	(0.08)	4.92	4.84	—	—

Class P
11/30/2012	$15.10	$0.01	$1.08	$1.09	$(0.21)	$(1.20)

11/30/2011	19.87	0.12	(4.06)	(3.94)	(0.01)	(0.82)

6/7/2010* – 11/30/2010	15.00	(0.02)	4.89	4.87	—	—

Institutional Class
11/30/2012	$15.12	$0.20	$0.90	$1.10	$(0.21)	$(1.20)

11/30/2011	19.88	0.18	(4.10)	(3.92)	(0.02)	(0.82)

6/7/2010* – 11/30/2010	15.00	(0.01)	4.89	4.88	—	—

*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Income dividends and capital gain distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.
(c)	Less than $(0.01) per share.
(d)	Annualized.

278	Allianz Multi-Strategy Funds

				Ratio of		Ratio of
				Expenses to		Expenses to		Ratio of Net
				Average Net		Average Net		Investment
Total	Net Asset		Net Assets,	Assets with		Assets without		Income (Loss)
Dividends and	Value, End		End of Period	Fee Waiver/		Fee Waiver/		to Average		Portfolio
Distributions	of Period	Total Return (b)	(000s)	Reimbursement		Reimbursement		Net Assets		Turnover Rate

$(1.30)	$14.78	8.35%	$137	1.72%		6.54%		1.15%		36%

(0.82)	15.01	(20.45)	191	1.73		5.29		3.25		132

—	19.81	32.07	239	1.90	(d)	8.21	(d)	(0.99	)(d)	21

$(1.20)	$14.63	7.49%	$55	2.52%		8.46%		0.43%		36%

(0.82)	14.88	(21.02)	108	2.56		6.74		(0.56)		132

—	19.78	31.87	387	2.65	(d)	8.88	(d)	(1.88	)(d)	21

$(1.20)	$14.91	8.26%	$362	1.74%		15.31%		1.14%		36%

(0.83)	15.04	(20.40)	232	1.77		6.76		0.14		132

—	19.84	32.27	386	1.90	(d)	8.10	(d)	(0.91	)(d)	21

$(1.41)	$14.78	8.51%	$25	1.50%		5.74%		0.08%		36%

(0.83)	15.10	(20.18)	124	1.51		8.18		0.79		132

—	19.87	32.47	13	1.65	(d)	8.13	(d)	(0.19	)(d)	21

$(1.41)	$14.81	8.64%	$3,490	1.43%		6.19%		1.41%		36%

(0.84)	15.12	(20.11)	3,216	1.45		5.96		1.04		132

—	19.88	32.53	3,923	1.55	(d)	8.01	(d)	(0.08	)(d)	21

Prospectus	279

Financial Highlights (continued)

	Net Asset		Net Realized		Dividends	Distributions
	Value,		and Change	Total from	from Net	from Net
	Beginning	Net Investment	in Unrealized	Investment	Investment	Realized Capital
For a share outstanding for the period ended:	of Period	Income (Loss) (a)	Gain (Loss)	Operations	Income	Gains

AllianzGI Disciplined Equity:
Class A
11/30/2012	$15.34	$0.16	$1.27	$1.43	$(0.15)	$(0.24)

11/30/2011	15.11	0.14	0.59	0.73	(0.08)	(0.42)

11/30/2010	14.53	0.08	1.09	1.17	(0.05)	(0.54)

11/30/2009	10.58	0.08	4.11	4.19	(0.06)	(0.18)

07/15/2008* – 11/30/2008	15.00	0.04	(4.46)	(4.42)	—	—

Class C
11/30/2012	$15.07	$0.03	$1.27	$1.30	$(0.02)	$(0.24)

11/30/2011	14.89	0.01	0.59	0.60	— (d)	(0.42)

11/30/2010	14.39	(0.03)	1.07	1.04	— (d)	(0.54)

11/30/2009	10.56	(0.02)	4.09	4.07	(0.06)	(0.18)

07/15/2008* – 11/30/2008	15.00	0.02	(4.46)	(4.44)	—	—

Class D
11/30/2012	$15.43	$0.16	$1.30	$1.46	$— (d)	$(0.24)

11/30/2011	15.12	0.12	0.61	0.73	— (d)	(0.42)

11/30/2010	14.57	0.09	1.07	1.16	(0.07)	(0.54)

11/30/2009	10.58	0.08	4.13	4.21	(0.04)	(0.18)

07/15/2008* – 11/30/2008	15.00	0.04	(4.46)	(4.42)	—	—

Class P
11/30/2012	$15.46	$0.19	$1.27	$1.46	$(0.15)	$(0.24)

11/30/2011	15.21	0.17	0.60	0.77	(0.10)	(0.42)

11/30/2010	14.60	0.12	1.09	1.21	(0.06)	(0.54)

11/30/2009	10.59	0.11	4.13	4.24	(0.05)	(0.18)

07/15/2008* – 11/30/2008	15.00	0.05	(4.46)	(4.41)	—	—

Institutional Class
11/30/2012	$15.46	$0.20	$1.28	$1.48	$(0.18)	$(0.24)

11/30/2011	15.21	0.18	0.60	0.78	(0.11)	(0.42)

11/30/2010	14.60	0.13	1.10	1.23	(0.08)	(0.54)

11/30/2009	10.60	0.12	4.12	4.24	(0.06)	(0.18)

07/15/2008* – 11/30/2008	15.00	0.06	(4.46)	(4.40)	—	—

*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Income dividends and capital gain distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Less than $(0.01) per share.

280	Allianz Multi-Strategy Funds

				Ratio of		Ratio of
				Expenses to		Expenses to		Ratio of Net
				Average Net		Average Net		Investment
Total	Net Asset		Net Assets,	Assets with		Assets without		Income (Loss)
Dividends and	Value, End		End of Period	Fee Waiver/		Fee Waiver/		to Average	Portfolio
Distributions	of Period	Total Return (b)	(000s)	Reimbursement		Reimbursement		Net Assets	Turnover Rate

$(0.39)	$16.38	9.60%	$8,211	1.04%		1.41%		0.99%	23%

(0.50)	15.34	4.83	5,632	1.27		1.50		0.90	30

(0.59)	15.11	8.38	1,740	1.34		2.24		0.53	30

(0.24)	14.53	40.58	1,686	1.34		3.97		0.63	34

—	10.58	(29.47)	60	1.34	(c)	10.22	(c)	0.80 (c)	18

$(0.26)	$16.11	8.80%	$1,078	1.80%		2.24%		0.21%	23%

(0.42)	15.07	4.04	1,075	2.03		2.25		0.08	30

(0.54)	14.89	7.51	615	2.09		2.92		(0.23)	30

(0.24)	14.39	39.51	628	2.09		4.72		(0.12)	34

—	10.56	(29.60)	53	2.09	(c)	10.97	(c)	0.47 (c)	18

$(0.24)	$16.65	9.65%	$245	1.03%		4.91%		0.99%	23%

(0.42)	15.43	4.84	131	1.28		4.15		0.72	30

(0.61)	15.12	8.29	362	1.34		2.68		0.59	30

(0.22)	14.57	40.66	59	1.34		3.98		0.63	34

—	10.58	(29.47)	7	1.34	(c)	10.22	(c)	0.79 (c)	18

$(0.39)	$16.53	9.73%	$31	0.87%		1.29%		1.16%	23%

(0.52)	15.46	5.05	23	1.06		1.36		1.06	30

(0.60)	15.21	8.63	11	1.08		2.04		0.79	30

(0.23)	14.60	41.03	10	1.08		3.73		0.89	34

—	10.59	(29.40)	7	1.08	(c)	9.96	(c)	1.05 (c)	18

$(0.42)	$16.52	9.87%	$36,825	0.79%		1.12%		1.22%	23%

(0.53)	15.46	5.15	41,003	0.96		1.22		1.17	30

(0.62)	15.21	8.78	17,734	0.98		1.93		0.92	30

(0.24)	14.60	40.98	11,087	0.98		3.63		0.99	34

—	10.60	(29.33)	2,119	0.98	(c)	9.86	(c)	1.15 (c)	18

Prospectus	281

Financial Highlights (continued)

	Net Asset		Net Realized		Dividends
	Value,		and Change	Total from	from Net
	Beginning	Net Investment	in Unrealized	Investment	Investment
For a share outstanding for the period ended:	of Period	Income (Loss) (a)	Gain (Loss)	Operations	Income

AllianzGI Global Water:
Class A
11/30/2012	$8.89	$0.12	$1.30	$1.42	$(0.05)

11/30/2011	8.75	0.06	0.08	0.14	— (d)

11/30/2010	7.99	0.03	0.74	0.77	(0.01)

11/30/2009	6.28	0.06	1.84	1.90	(0.19)

3/31/2008* – 11/30/2008	10.00	0.20	(3.92)	(3.72)	—

Class C
11/30/2012	$8.70	$0.05	$1.27	$1.32	$— (d)

11/30/2011	8.62	(0.01)	0.09	0.08	— (d)

11/30/2010	7.93	(0.03)	0.72	0.69	— (d)

11/30/2009	6.24	0.01	1.84	1.85	(0.16)

3/31/2008* – 11/30/2008	10.00	0.16	(3.92)	(3.76)	—

Class D
11/30/2012	$8.87	$0.10	$1.32	$1.42	$(0.04)

11/30/2011	8.73	0.04	0.10	0.14	— (d)

11/30/2010	7.98	0.03	0.73	0.76	(0.01)

11/30/2009	6.27	0.04	1.86	1.90	(0.19)

3/31/2008* – 11/30/2008	10.00	0.21	(3.94)	(3.73)	—

Class P
11/30/2012	$8.93	$0.14	$1.30	$1.44	$(0.07)

11/30/2011	8.77	0.07	0.09	0.16	— (d)

11/30/2010	7.99	0.05	0.74	0.79	(0.01)

11/30/2009	6.29	0.08	1.83	1.91	(0.21)

3/31/2008* – 11/30/2008	10.00	0.21	(3.92)	(3.71)	—

Institutional Class
11/30/2012	$8.88	$0.12	$1.32	$1.44	$(0.07)

11/30/2011	8.71	0.08	0.09	0.17	— (d)

11/30/2010	7.94	0.05	0.74	0.79	(0.02)

11/30/2009	6.29	0.09	1.82	1.91	(0.26)

7/15/2008* – 11/30/2008	9.01	0.07	(2.79)	(2.72)	—

*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Effective May 1, 2009, Fund redemption fees were eliminated.
(c)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Income dividends and capital gain distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.
(d)	Less than $(0.01) per share.
(e)	Less than $0.01 per share.
(f)	Annualized.
(g)	Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank.

282	Allianz Multi-Strategy Funds

					Ratio of		Ratio of
					Expenses to		Expenses to		Ratio of Net
					Average Net		Average Net		Investment
Fund		Net Asset		Net Assets,	Assets with		Assets without		Income (Loss)
Redemption		Value, End		End of Period	Fee Waiver/		Fee Waiver/		to Average	Portfolio
Fees (a)(b)		of Period	Total Return (c)	(000s)	Reimbursement		Reimbursement		Net Assets	Turnover Rate

$—		$10.26	16.12%	$59,611	1.57%		1.60%		1.27%	73%

—		8.89	1.62	27,101	1.68		1.68		0.60	73

—		8.75	9.63	22,774	1.80		1.80		0.41	40

—	(e)	7.99	30.93	23,787	2.04		2.04		0.90	47

—	(e)	6.28	(37.20)	20,589	1.60	(f)(g)	2.10	(f)(g)	3.44 (f)	54

$—		$10.02	15.17%	$25,870	2.33%		2.41%		0.48%	73%

—		8.70	0.93	20,842	2.44		2.44		(0.15)	73

—		8.62	8.70	22,225	2.56		2.60		(0.37)	40

—	(e)	7.93	30.19	22,393	2.79		2.79		0.15	47

—	(e)	6.24	(37.60)	18,727	2.35	(f)(g)	2.85	(f)(g)	2.73 (f)	54

$—		$10.25	16.09%	$5,869	1.64%		2.25%		1.02%	73%

—		8.87	1.60	5,214	1.72		2.00		0.47	73

—		8.73	9.70	1,157	1.84		2.74		0.34	40

—	(e)	7.98	31.11	156	2.40		2.40		0.55	47

—	(e)	6.27	(37.30)	6	1.60	(f)(g)	2.10	(f)(g)	3.45 (f)	54

$—		$10.30	16.22%	$16,820	1.41%		1.47%		1.49%	73%

—		8.93	1.85	16,118	1.49		1.52		0.79	73

—		8.77	9.95	10,432	1.56		1.64		0.62	40

—	(e)	7.99	31.26	12,016	1.78		1.78		1.16	47

—	(e)	6.29	(37.10)	8,193	1.35	(f)(g)	1.85	(f)(g)	3.64 (f)	54

$—		$10.25	16.44%	$3,105	1.29%		1.29%		1.28%	73%

—		8.88	1.99	1,267	1.37		1.39		0.91	73

—		8.71	9.96	1,378	1.46		1.48		0.61	40

—	(e)	7.94	31.42	544	1.68		1.68		1.26	47

—	(e)	6.29	(30.19)	16	1.25	(f)(g)	1.56	(f)(g)	2.44 (f)	54

Prospectus	283

Financial Highlights (continued)

	Net Asset		Net Realized		Dividends	Distributions
	Value,		and Change	Total from	from Net	from Net
	Beginning	Net Investment	in Unrealized	Investment	Investment	Realized Capital
For a share outstanding for the period ended:	of Period	Income (Loss) (a)	Gain (Loss)	Operations	Income	Gains

AllianzGI International Small-Cap:
Class A
11/30/2012	$28.31	$0.16	$4.06	$4.22	$(0.64)	$—

11/30/2011	31.36	0.12	(2.56)	(2.44)	(0.61)	—

4/12/2010* – 11/30/2010	28.30	(0.01)	3.07	3.06	—	—

Class C
11/30/2012	$28.01	$(0.07)	$4.04	$3.97	$(0.23)	$—

11/30/2011	31.22	0.06	(2.72)	(2.66)	(0.55)	—

4/12/2010* – 11/30/2010	28.30	(0.24)	3.16	2.92	—	—

Class D
11/30/2012	$28.33	$0.24	$4.03	$4.27	$— (d)	$—

11/30/2011	31.37	0.07	(2.53)	(2.46)	(0.58)	—

4/12/2010* – 11/30/2010	28.30	0.04	3.03	3.07	—	—

Class R
11/30/2012	$28.27	$0.08	$4.10	$4.18	$(0.20)	$—

11/30/2011	31.32	0.16	(2.70)	(2.54)	(0.51)	—

4/12/2010* – 11/30/2010	28.30	0.05	2.97	3.02	—	—

Class P
11/30/2012	$27.86	$0.20	$4.05	$4.25	$(0.19)	$—

11/30/2011	30.35	0.30	(2.67)	(2.37)	(0.12)	—

11/30/2010	25.86	0.20	4.45	4.65	(0.16)	—

4/1/2009** – 11/30/2009	16.29	0.14	9.43	9.57	—	—

3/31/2009	40.10	0.33	(19.44)	(19.11)	—	(4.70)

3/31/2008	57.36	0.14	3.43	3.57	(1.27)	(19.56)

Institutional Class
11/30/2012	$28.58	$0.24	$4.15	$4.39	$(0.37)	$—

11/30/2011	31.45	0.37	(2.74)	(2.37)	(0.50)	—

11/30/2010	26.91	0.24	4.94	5.18	(0.64)	—

4/1/2009** – 11/30/2009	16.93	0.17	9.81	9.98	—	—

3/31/2009	41.28	0.34	(19.99)	(19.65)	—	(4.70)

3/31/2008	57.63	0.39	3.17	3.56	(0.35)	(19.56)

Administrative Class
11/30/2012	$28.34	$0.57	$3.64	$4.21	$(0.28)	$—

11/30/2011	31.37	0.24	(2.70)	(2.46)	(0.57)	—

4/12/2010* – 11/30/2010	28.30	0.09	2.98	3.07	—	—

*	Commencement of operations.
**	On November 13, 2009, the Board of Trustees approved a change in the Fund’s fiscal year from March 31 to November 30.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Income dividends and capital gain distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Less than $(0.01) per share.
(e)	Ratio of expenses to average net assets net of reimbursement/recoupment offset was 1.41%, 1.17% and 1.13% for the period ended November 30, 2009 and the years ended March 31, 2009 and March 31, 2008, respectively.
(f)	Ratio of expenses to average net assets net of reimbursement/recoupment offset was 1.26%, 1.01% and 1.00% for the period ended November 30, 2009 and the years ended March 31, 2009 and March 31, 2008, respectively.

284	Allianz Multi-Strategy Funds

				Ratio of		Ratio of
				Expenses to		Expenses to		Ratio of Net
				Average Net		Average Net		Investment
Total	Net Asset		Net Assets,	Assets with		Assets without		Income (Loss)
Dividends and	Value, End of		End of Period	Fee Waiver/		Fee Waiver/		to Average		Portfolio
Distributions	Period	Total Return (b)	(000s)	Reimbursement		Reimbursement		Net Assets		Turnover Rate

$(0.64)	$31.89	15.13%	$2,773	1.50%		1.76%		0.53%		117%

(0.61)	28.31	(8.03)	4,103	1.60		1.83		0.40		66

—	31.36	10.81	97	1.66	(c)	1.70	(c)	(0.07	)(c)	57

$(0.23)	$31.75	14.26%	$531	2.26%		2.37%		(0.24)%		117%

(0.55)	28.01	(8.75)	455	2.34		2.86		0.19		66

—	31.22	10.32	176	2.44	(c)	2.48	(c)	(1.23	)(c)	57

$ —(d )	$32.60	15.07%	$112	1.56%		5.66%		0.77%		117%

(0.58)	28.33	(8.08)	1,440	1.61		2.83		0.22		66

—	31.37	10.85	38	1.66	(c)	1.83	(c)	0.22	(c)	57

$(0.20)	$32.25	14.86%	$12	1.74%		1.90%		0.26%		117%

(0.51)	28.27	(8.32)	10	1.82		1.84		0.51		66

—	31.32	10.67	11	1.91	(c)	2.35	(c)	0.27	(c)	57

$(0.19)	$31.92	15.32%	$28,996	1.31%		1.52%		0.68%		117%

(0.12)	27.86	(7.86)	34,772	1.32		1.47		0.95		66

(0.16)	30.35	18.12	46,636	1.37		1.77		0.74		57

—	25.86	58.75	66,137	1.41	(c)	1.41	(c)(e)	0.90	(c)	64

(4.70)	16.29	(48.16)	39,680	1.44		1.44	(e)	1.14		106

(20.83)	40.10	2.74	113,239	1.44		1.44	(e)	0.26		86

$(0.37)	$32.60	15.50%	$88,301	1.20%		1.38%		0.80%		117%

(0.50)	28.58	(7.74)	84,026	1.20		1.34		1.14		66

(0.64)	31.45	18.22	89,186	1.23		1.70		0.86		57

—	26.91	58.95	14,224	1.26	(c)	1.26	(c)(f)	1.09	(c)	64

(4.70)	16.93	(48.08)	6,828	1.29		1.29	(f)	1.27		106

(19.91)	41.28	2.90	8,213	1.27		1.27	(f)	0.57		86

$(0.28)	$32.27	14.96%	$12	1.56%		1.64%		1.94%		117%

(0.57)	28.34	(8.09)	10	1.57		1.59		0.75		66

—	31.37	10.85	11	1.66	(c)	2.04	(c)	0.53	(c)	57

Prospectus	285

Financial Highlights (continued)

	Net Asset		Net Realized		Dividends
	Value,		and Change	Total from	from Net
	Beginning	Net Investment	in Unrealized	Investment	Investment
For a share outstanding for the period ended:	of Period	Income (Loss) (a)	Gain (Loss)	Operations	Income

AllianzGI Redwood:
Class A
11/30/2012	$14.46	$— (c)	$0.72	$0.72	$—

12/27/2010* – 11/30/2011	15.00	(0.07)	(0.47)	(0.54)	—

Class C
11/30/2012	$14.36	$(0.13)	$0.72	$0.59	$—

12/27/2010* – 11/30/2011	15.00	(0.20)	(0.44)	(0.64)	—

Class D
11/30/2012	$14.46	$(0.03)	$0.74	$0.71	$—

12/27/2010* – 11/30/2011	15.00	(0.08)	(0.46)	(0.54)	—

Class P
11/30/2012	$14.49	$0.02	$0.73	$0.75	$—

12/27/2010* – 11/30/2011	15.00	(0.01)	(0.50)	(0.51)	—

Institutional Class
11/30/2012	$14.50	$0.03	$0.74	$0.77	$—

12/27/2010* – 11/30/2011	15.00	(0.03)	(0.47)	(0.50)	—

AllianzGI Short Duration High Income:
Class A
11/30/2012	$15.32	$0.64	$0.68	$1.32	$(0.67)

10/3/2011* – 11/30/2011	15.00	0.12	0.25	0.37	(0.05)

Class C
11/30/2012	$15.31	$0.58	$0.64	$1.22	$(0.59)

10/3/2011* – 11/30/2011	15.00	0.10	0.25	0.35	(0.04)

Class D
11/30/2012	$15.32	$0.65	$0.67	$1.32	$(0.67)

10/3/2011* – 11/30/2011	15.00	0.12	0.25	0.37	(0.05)

Class P
11/30/2012	$15.32	$0.66	$0.68	$1.34	$(0.70)

10/3/2011* – 11/30/2011	15.00	0.10	0.28	0.38	(0.06)

Institutional Class
11/30/2012	$15.32	$0.70	$0.67	$1.37	$(0.70)

10/3/2011* – 11/30/2011	15.00	0.11	0.27	0.38	(0.06)

*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Income dividends and capital gain distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total investment return for a period of less than one year is not annualized.
(c)	Less than $(0.01) per share.
(d)	Annualized.

286	Allianz Multi-Strategy Funds

			Ratio of		Ratio of
			Expenses to		Expenses to		Ratio of Net
			Average Net		Average Net		Investment
Net Asset		Net Assets,	Assets with		Assets without		Income (Loss)
Value, End of		End of Period	Fee Waiver/		Fee Waiver/		to Average		Portfolio
Period	Total Return (b)	(000s)	Reimbursement		Reimbursement		Net Assets		Turnover Rate

$15.18	4.98%	$1,791	1.64%		3.57%		(0.02)%		88%

14.46	(3.60)	1,414	1.75	(d)	4.87	(d)	(0.49	)(d)	107

$14.95	4.11%	$50	2.50%		4.50%		(0.87)%		88%

14.36	(4.27)	46	2.50	(d)	5.77	(d)	(1.42	)(d)	107

$15.17	4.91%	$88	1.75%		10.67%		(0.22)%		88%

14.46	(3.60)	467	1.75	(d)	5.92	(d)	(0.58	)(d)	107

$15.24	5.18%	$138	1.50%		3.48%		0.15%		88%

14.49	(3.40)	167	1.50	(d)	5.23	(d)	(0.07	)(d)	107

$15.27	5.31%	$7,888	1.40%		3.30%		0.22%		88%

14.50	(3.33)	7,392	1.40	(d)	4.69	(d)	(0.22	)(d)	107

$15.97	8.78%	$80,995	0.89%		1.09%		4.09%		51%

15.32	2.50	532	0.95	(d)	2.99	(d)	4.97	(d)	10

$15.94	8.18%	$28,567	1.29%		1.50%		3.73%		51%

15.31	2.36	1,245	1.70	(d)	3.72	(d)	4.26	(d)	10

$15.97	8.78%	$10,018	0.90%		1.18%		4.16%		51%

15.32	2.50	65	0.95	(d)	2.88	(d)	4.95	(d)	10

$15.96	8.91%	$52,932	0.70%		0.92%		4.24%		51%

15.32	2.50	10	0.70	(d)	2.84	(d)	4.22	(d)	10

$15.99	9.13%	$38,247	0.60%		0.89%		4.48%		51%

15.32	2.52	8,055	0.60	(d)	2.72	(d)	4.58	(d)	10

Prospectus	287

Additional Performance Information

As noted in the Fund Summaries above, this section contains additional information regarding the calculation of each Fund’s performance and the presentation of such performance (for certain recently-established Funds, once such performance becomes available). The Average Annual Total Returns Table in each Fund’s Fund Summary compares the Fund’s returns with those of at least one broad-based market index as well as a performance average of similar mutual funds as grouped by Lipper. The sub-sections below titled “Index Descriptions” and “Lipper Average Descriptions” describe the market indices and Lipper Inc. (“Lipper”) Averages that are used (or will be used) in each Fund Summary. The sub-section below titled “Share Class Performance” describes the calculation of each Fund’s class-by-class performance.

Index Descriptions.	The Barclays U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable, and dollar denominated. The index is composed of securities from the Barclays Capital Government/Credit Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index. It is generally considered to be representative of the domestic, investment-grade, fixed-rate, taxable bond market. It is not possible to invest directly in the index.

The Dow Jones Real Return Target Date, Dow Jones Real Return 2015, Dow Jones Real Return 2020, Dow Jones Real Return 2025, Dow Jones Real Return 2030, Dow Jones Real Return 2035, Dow Jones Real Return 2040, Dow Jones Real Return 2045, Dow Jones Real Return 40+, Dow Jones Real Return 2050 and Dow Jones Real Return Today Indices are each a composite of other indexes. The sub-indexes represent traditional stocks and bonds in addition to real return assets such as inflation-linked bonds, commodities and real estate securities that are considered to potentially counterbalance inflation. The component asset classes are weighted within each index to reflect a targeted level of risk at the beginning and end of the investment horizon. Over time, the weights are adjusted based on predetermined formulas to systematically reduce the level of potential risk as the index’s maturity date approaches. It is not possible to invest directly in an index.

The BofA Merrill Lynch 3-Month U.S. T-Bill Index tracks the performance of the 3-month U.S. Treasury Market.

The BofA Merrill Lynch 1-3 Year BB U.S. Cash Pay High Yield Index is a subset of The BofA Merrill Lynch U.S. Cash Pay High Yield Index including all securities with a remaining term to final maturity less than 3 years and rated BB1 through BB3, inclusive. The BofA Merrill Lynch U.S. Cash Pay High Yield Index tracks the performance of U.S. dollar denominated below investment grade corporate debt, currently in a coupon paying period, that is publicly issued in the U.S. domestic market.

The BofA Merrill Lynch All Convertibles Index is an unmanaged index market comprised of convertible bonds and preferred securities. It is not possible to invest directly in an index.

The BofA Merrill Lynch High Yield Master II Index is an unmanaged index consisting of U.S. dollar denominated bonds that are issued in countries having a BBB3 or higher debt rating with at least one year remaining until maturity. All bonds must have a credit rating below investment grade but not in default. It is not possible to invest directly in an index.

The MSCI All Country (“AC”) World Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 45 country indices comprising 24 developed and 21 emerging market country indices. It is not possible to invest directly in the index. Performance data shown for the index is net of dividend tax withholding.

The MSCI China Index is a free float-adjusted market capitalization-weighted index of Chinese equities that includes China-affiliated corporations (“Red-chips” or “P-chips”) and China-incorporated corporations listed as “H-shares” on the Hong Kong Exchange or listed as B-shares on the Shanghai and Shenzhen exchanges. It is not possible to invest directly in the index. Performance data shown for the index is net of dividend tax withholding.

The MSCI EAFE Small Cap Index captures small cap representation across Developed Markets countries around the world, excluding the United States and Canada.

The MSCI Europe Australasia Far East (“EAFE”) Index is an unmanaged index of over 900 companies, and is a generally accepted benchmark for major overseas markets. Index weightings represent the relative capitalizations of those markets included in the index on a U.S. Dollar adjusted basis. It is not possible to invest directly in the index. Performance data shown for the index is net of dividend tax withholding.

The MSCI World ex-US Small Cap Index captures small cap representation across 23 of 24 Developed Markets (DM) countries (excluding the United States). It is not possible to invest directly in the index. Performance data shown for the index is calculated net of dividend tax withholding.

288	Allianz Multi-Strategy Funds

The MSCI World Index is a free float-adjusted market capitalization index that is designed to measure global developed-market equity performance. It is not possible to invest directly in the index. Performance data shown for the index is net of dividend tax withholding.

The Russell 2000 Growth Index is an unmanaged index composed of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth sales. It is not possible to invest directly in the index.

The Russell Microcap Growth Index measures the performance of the microcap growth segment of the U.S. Equity market. In includes those Russell Microcap Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in the index.

The S&P 500 Index is an unmanaged market generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market. It is not possible to invest directly in the index.

The S&P Global Water Index is comprised of 50 of the largest publicly traded companies in water-related businesses that meet specific invest ability requirements. The Index is designed to provide liquid exposure to the leading publicly-listed companies in the global water industry, from both developed markets and emerging markets. It is not possible to invest directly in an index.

The S&P Developed Ex-US Small Cap Growth Index covers those small capitalization companies in each country that exhibit the characteristics of growth.

Lipper Average Descriptions.	The Lipper China Region Funds Average is a total return performance average of funds tracked by Lipper, Inc. that includes funds that concentrate their investments in equity securities whose primary trading markets or operations are concentrated in the China region (China, Taiwan and Hong Kong) or in a single country within this region. It does not take into account sales charges.

The Lipper Convertible Securities Funds Average is a total return performance average of funds tracked by Lipper, Inc. that, by portfolio practice, invest primarily in convertible bonds and/or convertible preferred stock. It does not take into account sales charges.

The Lipper Equity Market Neutral Funds Average is a total return performance average of funds tracked by Lipper that, by portfolio practice, seek to employ strategies generating consistent returns in both up and down markets by selecting positions with a total net market exposure of zero.

The Lipper Global Equity Income Funds Average is a total return performance average of funds tracked by Lipper, Inc. that by prospectus language and portfolio practice seek relatively high current income and growth of income by investing at least 65% of their portfolio in dividend-paying equity securities of domestic and foreign companies. It does not take into account sales charges.

The Lipper Global Flexible Portfolio Funds Average is a total return performance average of funds tracked by Lipper, Inc. that allocate their investments across various asset classes, including both domestic and foreign stocks, bonds, and money market instruments, with a focus on total return. At least 25% of their portfolio is invested in securities traded outside of the United States. It does not take into account sales charges.

The Lipper Global Multi-Cap Value Funds Average is a total return performance average of funds tracked by Lipper, Inc. that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Global multi-cap value funds typically have a below-average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P/Citigroup BMI. It does not take into account sales charges.

The Lipper Global Natural Resources Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest primarily in the equity securities of domestic and foreign companies engaged in the exploration, development, production, or distribution of natural resources (including oil, natural gas, and base minerals) and/or alternative energy sources (including solar, wind, hydro, tidal, and geothermal). It does not take into account sales charges.

The Lipper High Yield Funds Average is a total return performance average of funds tracked by Lipper, Inc. that, by portfolio practice, aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower-grade debt issues. It does not take into account sales charges.

The Lipper Large-Cap Core Funds Average is a total return performance average of funds tracked by Lipper, Inc. that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s USDE large-cap floor. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index. It does not take into account sales charges.

Prospectus	289

The Lipper International Multi-Cap Value Funds Average is a total return performance average of funds tracked by Lipper, Inc. that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. International multi-cap value funds typically have a below-average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P/Citigroup World ex-U.S. BMI. It does not take into account sales charges.

The Lipper Mixed-Asset Target 2015 Funds Average is a total return performance average of funds tracked by Lipper, Inc. that, seek to maximize assets for retirement or other purposes with an expected time horizon from January 1, 2011, to December 31, 2015. It does not take into account sales charges.

The Lipper Mixed-Asset Target 2020 Funds Average is a total return performance average of funds tracked by Lipper, Inc. that, seek to maximize assets for retirement or other purposes with an expected time horizon from January 1, 2016, to December 31, 2020. It does not take into account sales charges.

The Lipper Mixed-Asset Target 2030 Funds Average is a total return performance average of funds tracked by Lipper, Inc. that, seek to maximize assets for retirement or other purposes with an expected time horizon from January 1, 2026, to December 31, 2030. It does not take into account sales charges.

The Lipper Mixed-Asset Target 2040 Funds Average is a total return performance average of funds tracked by Lipper, Inc. that, seek to maximize assets for retirement or other purposes with an expected time horizon from January 1, 2036, to December 31, 2040. It does not take into account sales charges.

The Lipper Mixed-Asset Target 2050+ Funds Average is a total return performance average of funds tracked by Lipper, Inc. that, seek to maximize assets for retirement or other purposes with an expected time horizon exceeding December 31, 2045. It does not take into account sales charges.

The Lipper Mixed-Asset Target 2025 Funds Average is a total return performance average of funds tracked by Lipper, Inc. that seek to maximize assets for retirement or other purposes with an expected time horizon from January 1, 2021 to December 31, 2025. It does not take into account sales charges.

The Lipper Mixed-Asset Target 2035 Funds Average is a total return performance average of funds tracked by Lipper, Inc. that seek to maximize assets for retirement or other purposes with an expected time horizon from January 1, 2031 to December 31, 2035. It does not take into account sales charges.

The Lipper Mixed-Asset Target 2045 Funds Average is a total return performance average of funds tracked by Lipper, Inc. that seek to maximize assets for retirement or other purposes with an expected time horizon from January 1, 2041 to December 31, 2045. It does not take into account sales charges.

The Lipper Mixed-Asset Target Today Funds Average is a total return performance average of funds tracked by Lipper, Inc. that, by portfolio practice, maintain a conservative mix of equity, bonds, cash, and cash equivalents designed to provide income to investors who are in or close to retirement. It does not take into account sales charges.

The Lipper Multi-Cap Core Funds Average is a total return performance average of funds tracked by Lipper, Inc. that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap core funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index. It does not take into account sales charges.

The Lipper Small-Cap Core Funds Average is a total return performance average of funds tracked by Lipper, Inc. that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s USDE small-cap ceiling. Small-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index. It does not take into account sales charges.

The Lipper Small-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper, Inc. that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s USDE small-cap ceiling. Small-cap growth funds typically have an above average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index. It does not take into account sales charges.

Share Class Performance	Information about a Fund’s performance is based on that Fund’s (or its predecessor’s) record to a recent date and is not intended to indicate future performance. Investment results of the Funds will fluctuate over time, and any representation of the Funds’ total return or yield for any prior period should not be considered as a representation of what an investor’s total return or yield may be in any future period. The Trust’s annual and

290	Allianz Multi-Strategy Funds

semi-annual reports to shareholders contain additional performance information for the Funds and are available upon request, without charge, by calling the telephone numbers listed at the end of this Prospectus. As discussed in the SAI, and in this Prospectus, several of the Funds have had adviser and sub-adviser changes during the periods for which performance is shown. The same or other Funds may have changed their investment objectives, policies and/or strategies during such periods. Those Funds would not necessarily have achieved the results shown under their current investment management arrangements and/or investment objectives, policies and strategies.

For the Funds listed in the tables below, Class A, Class B, Class C and Class R total return presentations in the Fund Summaries for periods prior to the Inception Date of a particular class reflect the prior performance of the Fund’s Institutional Class (which are offered in a different prospectus) and/or a predecessor fund, adjusted to reflect the actual sales charges and operating expenses applicable to Class A, Class B, Class C and Class R shares of the Fund. These include (i) 12b-1 distribution and servicing fees, which are paid by Class B and Class C (at a maximum rate of 1.00% per annum), Class A (at a maximum rate of 0.25% per annum) and Class R (at a maximum rate of 0.50% per annum). Please see the Fund Summaries and “Management of the Funds” in this Prospectus for more detailed information about each Fund’s fees and expenses.

The following table sets forth the inception dates of the classes of shares of the AllianzGI Global Allocation Fund (the “Global Allocation Fund”). The Global Allocation Fund reorganized on May 4, 2009, when Allianz Global Investors Multi-Style Fund (the “Predecessor Fund”) merged into the Global Allocation Fund by transferring substantially all of its assets and liabilities to the Global Allocation Fund in exchange for shares of the Global Allocation Fund. For periods prior to May 4, 2009, total return presentations prior to the Inception Date of a class reflect the prior performance for similar share classes of the Predecessor Fund, adjusted as described above. Prior to the reorganization on May 4, 2009, the Predecessor Fund had a different sub-adviser and substantially different principal investment strategies and may not necessarily have achieved the performance results shown below under its current principal investment strategies.

Fund	Inception Date of Fund	Class	Inception Date of Class
Global Allocation Fund	9/30/1998	A	5/4/2009

		B	5/4/2009

		C	5/4/2009

		R	5/4/2009

The following table sets forth the inception dates of the classes of shares of certain Funds. The AllianzGI Convertible, AllianzGI High Yield Bond, AllianzGI International Small-Cap and AllianzGI U.S. Emerging Growth Funds were each series of Nicholas-Applegate Institutional Funds prior to their reorganizations as Funds of the Trust on April 12, 2010. Accordingly, “Inception Date of Fund” for these Funds refers to the inception date of their Nicholas-Applegate predecessor series. The Nicholas-Applegate predecessor series of each of these Funds did not offer shares corresponding to the Funds’ Class A, Class C or Class R shares. For periods prior to the “Inception Date” of a particular class of the AllianzGI U.S. Emerging Growth Fund but following the Fund’s reorganization, total return presentations in the Fund Summary are based on the prior performance of Institutional Class shares of the Fund, which are offered in a different prospectus. For periods prior to the reorganizations of the AllianzGI Convertible, AllianzGI High Yield Bond and AllianzGI U.S. Emerging Growth Funds, total return presentations in the Fund Summaries for the class are based on the historical performance of the Class I shares of the Nicholas-Applegate U.S. Convertible, Nicholas-Applegate U.S. High Yield Bond and Nicholas-Applegate U.S. Emerging Growth Funds, respectively. For periods prior to the reorganization of the AllianzGI International Small-Cap Fund, total return presentations in the Fund’s Fund Summary are based on the

Prospectus	291

historical performance of the Class II shares (and Class I shares prior to the inception of Class II) of the Nicholas-Applegate International Growth Opportunities Fund.

Fund	Inception Date of Fund	Class	Inception Date of Class
AllianzGI Convertible Fund	4/19/1993	A	4/12/2010

		C	4/12/2010

		R	4/12/2010

AllianzGI High Yield Bond Fund	7/31/1996	A	4/12/2010

		C	4/12/2010

		R	4/12/2010

AllianzGI International Small-Cap Fund	12/31/1997	A	4/12/2010

		C	4/12/2010

		R	4/12/2010

AllianzGI U.S. Emerging Growth Fund	10/1/93	A	12/20/10

		C	12/20/10

		R	12/20/10

292	Allianz Multi-Strategy Funds

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Prospectus	293

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294	Allianz Multi-Strategy Funds

Allianz Multi-Strategy Funds	INVESTMENT MANAGER
Allianz Global Investors Fund Management LLC, 1633 Broadway, New York, NY 10019

SUB-ADVISERS
Allianz Global Investors U.S. LLC, Fuller & Thaler Asset Management Inc., NFJ Investment Group LLC

DISTRIBUTOR
Allianz Global Investors Distributors LLC, 1633 Broadway, New York, NY 10019

CUSTODIAN
State Street Bank & Trust Co., 801 Pennsylvania Avenue, Kansas City, MO 64105

TRANSFER AGENT
Boston Financial Data Services, Inc., P.O. Box 8050, Boston, MA 02266-8050

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York 10017

LEGAL COUNSEL
Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199

For further information about the Allianz Multi-Strategy Funds and Allianz Funds call 1-800-988-8380 or visit our Web site at us.allianzgi.com.

The Trust’s Statement of Additional Information (“SAI”) and annual and semi-annual reports to shareholders include additional information about the Funds. The SAI and the financial statements included in the Funds’ most recent annual and semi-annual reports to shareholders are incorporated by reference into this Prospectus, which means they are part of this Prospectus for legal purposes. The Funds’ annual report discusses the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

You may get free copies of any of these materials, request other information about a Fund, make shareholder inquiries or access our 24 hour automated telephone response system by calling 1-800-988-8380 or by writing to:

Allianz Funds
1633 Broadway
New York, NY 10019

You may review and copy information about the Trust, including its SAI, at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. You may call the Commission at 1-202-551-8090 for information about the operation of the public reference room. You may also access reports and other information about the Trust on the EDGAR Database on the Commission’s Web site at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-1520. You may need to refer to the Trust’s file number under the Investment Company Act, which is 811-22167.

The Trust makes available its SAI and annual and semi-annual reports, free of charge, on our Web site at us.allianzgi.com. You can also visit our Web site for additional information about the Funds.

Investment Company Act File No. 811-22167	AZ839_011614

Filed pursuant to Rule 497(e)
File Nos. 333-148624 and 811-22167
ALLIANZ FUNDS MULTI-STRATEGY TRUST
STATEMENT OF ADDITIONAL INFORMATION
April 1, 2013 (as revised January 16, 2014)

AllianzGI Behavioral Advantage Large Cap Fund
Institutional Class	AZFIX
Class P	AZFPX
Class D	AZFDX
Class A	AZFAX
Class C	AZFCX
AllianzGI Best Styles Global Equity Fund
Class R6	AGERX
AllianzGI China Equity Fund
Institutional Class	ALQIX
Class P	ALQPX
Class D	ALQDX
Class A	ALQAX
Class C	ALQCX
AllianzGI Convertible Fund
Institutional Class	ANNPX
Class P	ANCMX
Administrative Class	ANNAX
Class D	ANZDX
Class A	ANZAX
Class C	ANZCX
Class R	ANZRX
AllianzGI Disciplined Equity Fund
Institutional Class	ARDIX
Class P	ARDPX
Class D	ARDDX
Class A	ARDAX
Class C	ARDCX
AllianzGI Dynamic Emerging Multi-Asset Fund
Institutional Class	ADYNX
Class P	ADYPX
Class D	ADYDX
Class A	ADYAX
Class C	ADYCX
AllianzGI Global Allocation Fund
Institutional Class	PALLX
Class P	AGAPX
Administrative Class	AGAMX
Class D	AGADX
Class A	PALAX
Class B	PALBX
Class C	PALCX
Class R	AGARX
AllianzGI Global Fundamental Strategy Fund
Institutional Class	AZDIX
Class P	AZDPX
Class D	AZDDX
Class A	AZDAX
Class C	AZDCX
AllianzGI Global Growth Allocation Fund
Institutional Class	AGAIX
Class P	AGSPX
Administrative Class	AGFAX
Class D	AGSDX

Class A	ASGAX
Class C	ASACX
Class R	ASFRX
AllianzGI Global Managed Volatility Fund
Institutional Class	AVYIX
Class P	AVYPX
Class D	AVYDX
Class A	AVYAX
Class C	AVYCX

AllianzGI Global Water Fund
Institutional Class	AWTIX
Class P	AWTPX
Class D	AWTDX
Class A	AWTAX
Class C	AWTCX
AllianzGI High Yield Bond Fund
Institutional Class	AYBIX
Class P	AYBPX
Administrative Class	AYBVX
Class D	AYBDX
Class A	AYBAX
Class C	AYBCX
Class R	AYBRX
AllianzGI International Small-Cap Fund (formerly known as, Allianz AGIC International Growth Opportunities Fund)
Institutional Class	ALOIX
Class P	ALOPX
Administrative Class	ALOVX
Class D	ALODX
Class A	AOPAX
Class C	AOPCX
Class R	ALORX
AllianzGI Micro Cap Fund
Class A	GMCAX
Institutional Class	AMCIX
Class P	AAMPX
AllianzGI Multi-Asset Real Return Fund
Institutional Class	ALRNX
Class P	ALRPX
Class D	ALRDX
Class A	ALRAX
Class C	ALLCX
AllianzGI NFJ Emerging Markets Value Fund
Institutional Class	AZMIX
Class P	AZMPX
Class D	AZMDX
Class A	AZMAX
Class C	AZMCX
AllianzGI NFJ Global Dividend Value Fund
Institutional Class	ANUIX
Class P	ANUPX
Class D	ANUDX
Class A	ANUAX
Class C	ANUCX
AllianzGI NFJ International Small-Cap Value Fund
Institutional Class	AJVIX
Class P	AJVPX
Class D	AJVDX
Class A	AJVAX
Class C	AJVCX
AllianzGI NFJ International Value II Fund
Institutional Class	NFJIX
Class P	NFJPX
Class D	NFJDX
Class A	NFJAX
Class C	NFJCX
AllianzGI Redwood Fund
Institutional Class	ARRIX
Class P	ARRPX
Class D	ARRDX
Class A	ARRAX
Class C	ARRCX

AllianzGI Retirement 2015 Fund
Class R6 (formerly Institutional Class)	AZGIX
Class P	AZGPX
Administrative Class	AZAMX
Class D	AZGDX
Class A	AZGAX
Class C	AZGCX
Class R	AZGRX
AllianzGI Retirement 2020 Fund
Class R6 (formerly Institutional Class)	AGNIX
Class P	AGLPX
Administrative Class	AGLMX
Class D	AGLDX
Class A	AGLAX
Class C	ABSCX
Class R	AGLRX
AllianzGI Retirement 2025 Fund
Class R6 (formerly Institutional Class)	GVSIX
Class P	GVSPX
Administrative Class	GVDAX
Class A	GVSAX
Class R	GVSRX
AllianzGI Retirement 2030 Fund
Class R6 (formerly Institutional Class)	ABLIX
Class P	ABLPX
Administrative Class	ABAMX
Class D	ABDIX
Class A	ABLAX
Class C	ABLCX
Class R	ABLRX
AllianzGI Retirement 2035 Fund
Class R6 (formerly Institutional Class)	GVLIX
Class P	GVPAX
Administrative Class	GVLAX
Class A	GVRAX
Class R	GVRRX
AllianzGI Retirement 2040 Fund
Class R6 (formerly Institutional Class)	AVTIX
Class P	AVSPX
Administrative Class	AVAMX
Class D	AVSDX
Class A	AVSAX
Class C	AVSCX
Class R	AVSRX
AllianzGI Retirement 2045 Fund
Class R6 (formerly Institutional Class)	GBVIX
Class P	GBVPX
Administrative Class	GBMAX
Class A	GBVAX
Class R	GBVRX
AllianzGI Retirement 2050 Fund
Class R6 (formerly Institutional Class)	ASNIX
Class P	ASNPX
Administrative Class	ANAMX
Class D	ASNDX
Class A	ASNAX
Class C	ASNCX
Class R	ASNRX
AllianzGI Retirement 2055 Fund
Class R6 (formerly Institutional Class)	GBLIX
Class P	GLIPX
Administrative Class	GLRAX
Class A	GLIAX
Class R	GLLRX

AllianzGI Retirement Income Fund
Class R6 (formerly Institutional Class)	AVRIX
Class P	AGRPX
Administrative Class	ARAMX
Class D	ARTDX
Class A	AGRAX
Class C	ARTCX
Class R	ASRRX
AllianzGI Short Duration High Income Fund
Institutional Class	ASHIX
Class P	ASHPX
Class D	ASHDX
Class A	ASHAX
Class C	ASHCX
AllianzGI Structured Alpha Fund
Institutional Class	AZIIX
Class P	AZIPX
Class D	AZIDX
Class A	AZIAX
Class C	AZICX
AllianzGI Ultra Micro Cap Fund
Class A	GUCAX
Institutional Class	AUMIX
Class P	AAUPX
AllianzGI U.S. Emerging Growth Fund
Institutional Class	AEMIX
Class P	AEGPX
Class D	AEGDX
Class A	AEGAX
Class C	AEGCX
Class R	AEGRX
AllianzGI U.S. Equity Hedged Fund
Institutional Class	AZUIX
Class P	AZUPX
Class D	AZUDX
Class A	AZUAX
Class C	AZUCX

ALLIANZ FUNDS MULTI-STRATEGY TRUST
STATEMENT OF ADDITIONAL INFORMATION
April 1, 2013 (as revised January 16, 2014)
     This Statement of Additional Information is not a prospectus, and should be read in conjunction with the prospectuses of Allianz Funds Multi-Strategy Trust (the “Trust”), as supplemented from time to time. Through two Prospectuses, the Trust offers up to nine classes of each of the “Funds” (as defined herein). Class A, Class B, Class C and Class R shares of the Funds are offered through the “Retail Prospectus,” dated April 1, 2013 (as revised January 16, 2014); Institutional Class, Class R6, Class P, Administrative Class and Class D shares of the Funds are offered through the “Institutional Prospectus,” dated April 1, 2013 (as revised January 16, 2014). The aforementioned prospectuses are collectively referred to herein as the “Prospectuses.”
     Audited financial statements for the series of the Trust as of November 30, 2012, including notes thereto, and the reports of PricewaterhouseCoopers LLP thereon, are incorporated by reference from the Trust’s November 30, 2012 Annual Reports. Because certain series of the Trust are newly formed, they do not appear in the Trust’s most recent Annual Report. The Trust’s November 30, 2012 Annual Reports were filed electronically with the Securities and Exchange Commission (“SEC”) on January 31, 2013 (Accession No. 0001193125-13-032132).
     A copy of the applicable Prospectus and the Annual and Semi-Annual Reports corresponding to such Prospectus may be obtained free of charge at the addresses and telephone number(s) listed below.
To obtain the Allianz Funds Multi-Strategy Trust and Allianz Funds Prospectuses, Annual and Semi-Annual Reports, and Statements of Additional Information, please contact:
Allianz Global Investors Distributors LLC
1633 Broadway
New York, NY 10019

Telephone:	Class A, Class B, Class C, Class D and Class R — 1-800-988-8380 Class P, Institutional Class, Class R6 and
Administrative Class Shares — 1-800-498-5413

THE TRUST
     Allianz Funds Multi-Strategy Trust (the “Trust”) is an open-end management investment company (“mutual fund”) that currently consists of thirty-five separate investment series, all of which are offered in this Statement of Additional Information. Except for the China Equity Fund and the Global Water Fund, each of the Trust’s series offered in this Statement of Additional Information is “diversified” within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust was organized as a Massachusetts business trust on January 10, 2008.
     This Statement of Additional Information relates to the prospectuses for the Behavioral Advantage Large Cap Fund, the China Equity Fund, the Convertible Fund, the Disciplined Equity Fund, the Dynamic Emerging Multi-Asset Fund, the Best Styles Global Equity Fund, the Global Fundamental Strategy Fund, the Global Managed Volatility Fund, the Global Water Fund, the High Yield Bond Fund, the International Small-Cap Fund, the NFJ Emerging Markets Value Fund, the NFJ Global Dividend Value Fund, the NFJ International Small-Cap Value Fund, the NFJ International Value II Fund, the Micro Cap Fund, the Multi-Asset Real Return Fund, the Redwood Fund, the Short Duration High Income Fund, the Structured Alpha Fund, the Ultra Micro Cap Fund, the U.S. Emerging Growth Fund and the U.S. Equity Hedged Fund (each of which invests directly in equity securities and other securities and instruments), as well as the prospectuses for the Global Allocation Fund, the Global Growth Allocation Fund, the Retirement 2015 Fund, the Retirement 2020 Fund, the Retirement 2025 Fund, the Retirement 2030 Fund, the Retirement 2035 Fund, the Retirement 2040 Fund, the Retirement 2045 Fund, the Retirement 2050 Fund, the Retirement 2055 Fund and the Retirement Income Fund (together, the “Target Funds”) (each of which invests primarily in series of the Trust, Allianz Funds, PIMCO Equity Series, PIMCO ETF Trust and PIMCO Funds). The series listed in the preceding sentence are sometimes referred to collectively as the “Funds.” The Dynamic Emerging Multi-Asset Fund and the Multi-Asset Real Return Fund (together, the “Multi-Asset Funds”) and the Global Fundamental Strategy Fund may also invest in series of the Trust, Allianz Funds, PIMCO Equity Series, PIMCO ETF Trust and PIMCO Funds. The Trust may from time to time create additional series offered through new, revised or supplemented prospectuses or private placement memoranda and statements of additional information.
     Pursuant to shareholder approval obtained at a shareholder meeting, on May 4, 2009 the Global Allocation Fund assumed all of the assets and liabilities of the open-end Allianz Global Investors Multi-Style Fund, a series of Allianz Funds. The purpose of the reorganization was to consolidate fund-of-funds sub-advisory functions and to seek enhanced performance.
     Pursuant to shareholder approval obtained at a shareholder meeting, on April 12, 2010 the Convertible Fund, High Yield Bond Fund, International Small-Cap Fund (formerly AGIC International Growth Opportunities Fund), Micro Cap Fund, Ultra Micro Cap Fund and U.S. Emerging Growth Fund, assumed all of the assets and liabilities of the open-end Nicholas-Applegate U.S. Convertible Fund, Nicholas-Applegate U.S. High Yield Bond Fund, Nicholas-Applegate International Growth Opportunities Fund, Nicholas-Applegate U.S. Micro Cap Fund, Nicholas-Applegate Ultra Micro Cap Fund and Nicholas-Applegate U.S. Emerging Growth Fund, respectively (together with the Nicholas-Applegate International Growth Fund, the “AGIC Predecessor Funds”). The purpose of these reorganizations was to seek economies of scale and reduce shareholder expenses through enhanced distribution opportunities.
     On March 30, 2010, the NACM Global Equity 130/30 Fund was liquidated and dissolved. All shares of the Fund outstanding on March 30, 2010 were automatically redeemed.
     Prior to August 25, 2010, the Convertible Fund, High Yield Bond Fund, International Small-Cap Fund, Micro Cap Fund, Ultra Micro Cap Fund and U.S. Emerging Growth Fund were sub-advised by Nicholas-Applegate Capital Management LLC (“Nicholas-Applegate”) and the Funds were named NACM Convertible Fund, NACM High Yield Bond Fund, NACM International Growth Opportunities Fund, NACM Micro Cap Fund, NACM Ultra Micro Cap Fund and NACM Emerging Growth Fund, respectively (collectively, the “NACM Funds”). On August 25, 2010, the Portfolio Management Agreement between Nicholas-Applegate and the NACM Funds’ Manager, Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management” or the “Manager”) (the “Portfolio Management Agreement”) was novated and Allianz Global Investors Capital LLC (“AGIC”) (which was renamed Allianz Global Investors U.S. LLC (“AllianzGI U.S.”) as of December 31, 2012), the indirect parent of Nicholas-Applegate and an affiliate of Allianz Global Fund Management, became the investment sub-adviser to the NACM Funds and is now responsible for day-to-day portfolio management. In connection with the novation and the substitution of AllianzGI U.S. as sub-adviser for the NACM Funds, these Funds were renamed accordingly.
     On April 1, 2011, the name of the U.S. Emerging Growth Fund changed from AGIC Emerging Growth Fund, the name of the Global Allocation Fund changed from Allianz Global Investors Solutions Core Allocation Fund, and the name of the Global Growth Allocation Fund changed from Allianz Global Investors Solutions Growth Allocation Fund, to AGIC U.S. Emerging Growth Fund, Allianz Global Investors Solutions Global Allocation Fund and Allianz Global Investors Solutions Global Growth Allocation Fund, respectively.
     On February 27, 2012, the Global Water Fund assumed all the assets and liabilities of the Allianz RCM Global EcoTrendsSM Fund, a series of the Trust. The purpose of the reorganization was to seek economies of scale and reduce shareholder expenses.

     Prior to July 13, 2012, the International Small-Cap Fund was sub-advised by Allianz Global Investors U.S. LLC and the Fund was named AGIC International Growth Opportunities Fund.
     On October 22, 2012, the name of the AllianzGI NFJ Emerging Markets Value Fund changed from Allianz NFJ Emerging Markets Value Fund Fund, the name of the AllianzGI Structured Alpha Fund changed from Allianz AGIC Structured Alpha Fund and the name of the AllianzGI U.S. Equity Hedged Fund changed from Allianz AGIC U.S. Equity Hedged Fund.
     As of December 17, 2012, the name of the AllianzGI Dynamic Emerging Multi-Asset Fund changed from Allianz RCM Dynamic Emerging Multi-Asset Fund and the name of the AllianzGI Multi-Asset Real Return Fund changed from Allianz RCM Multi-Asset Real Return Fund.
     Prior to January 1, 2013, the Target Funds were sub-advised by Allianz Global Investors Solutions LLC (“AGI Solutions”) pursuant to a Sub-Advisory Agreement between Allianz Global Fund Management and AGI Solutions, which merged into AllianzGI U.S. on January 1, 2013.
     Effective January 28, 2013, the name of each Fund listed in the column entitled “Previous Name” in the table below was changed to the corresponding name listed in the column entitled “Current Name.”

Previous Name	Current Name
Allianz AGIC Convertible Fund	AllianzGI Convertible Fund
Allianz AGIC Global Managed Volatility Fund	AllianzGI Global Managed Volatility Fund
Allianz AGIC High Yield Bond Fund	AllianzGI High Yield Bond Fund
Allianz AGIC Micro Cap Fund	AllianzGI Micro Cap Fund
Allianz AGIC U.S. Emerging Growth Fund	AllianzGI U.S. Emerging Growth Fund
Allianz AGIC Ultra Micro Cap Fund	AllianzGI Ultra Micro Cap Fund
Allianz F&T Behavioral Advantage Large Cap Fund	AllianzGI Behavioral Advantage Large Cap Fund
Allianz Global Investors Retirement Income Fund	AllianzGI Retirement Income Fund
Allianz Global Investors Solutions 2015 Fund	AllianzGI Retirement 2015 Fund
Allianz Global Investors Solutions 2020 Fund	AllianzGI Retirement 2020 Fund
Allianz Global Investors Solutions 2025 Fund	AllianzGI Retirement 2025 Fund
Allianz Global Investors Solutions 2030 Fund	AllianzGI Retirement 2030 Fund
Allianz Global Investors Solutions 2035 Fund	AllianzGI Retirement 2035 Fund
Allianz Global Investors Solutions 2040 Fund	AllianzGI Retirement 2040 Fund
Allianz Global Investors Solutions 2045 Fund	AllianzGI Retirement 2045 Fund
Allianz Global Investors Solutions 2050 Fund	AllianzGI Retirement 2050 Fund
Allianz Global Investors Solutions 2055 Fund	AllianzGI Retirement 2055 Fund
Allianz Global Investors Solutions Global Allocation Fund	AllianzGI Global Allocation Fund
Allianz Global Investors Solutions Global Growth Allocation Fund	AllianzGI Global Growth Allocation Fund
Allianz NFJ Global Dividend Value Fund	AllianzGI NFJ Global Dividend Value Fund
Allianz NFJ International Small-Cap Value Fund	AllianzGI NFJ International Small-Cap Value Fund
Allianz NFJ International Value II Fund	AllianzGI NFJ International Value II Fund
Allianz RCM China Equity Fund	AllianzGI China Equity Fund
Allianz RCM Disciplined Equity Fund	AllianzGI Disciplined Equity Fund
Allianz RCM Global Water Fund	AllianzGI Global Water Fund
Allianz RCM International Small-Cap Fund	AllianzGI International Small-Cap Fund
Allianz RCM Redwood Fund	AllianzGI Redwood Fund
Allianz RCM Short Duration High Income Fund	AllianzGI Short Duration High Income Fund
     Prior to April 1, 2013, the China Equity Fund, the Disciplined Equity Fund, the Global Water Fund, the International Small-Cap Fund (formerly the AGIC International Growth Opportunities Fund), the Redwood Fund and the Short Duration High Income Fund (collectively, and together with the Best Styles Global Equity Fund and the Global Fundamental Strategy Fund, the “Legacy RCM Funds”) were sub-advised by RCM Capital Management LLC (“RCM”) pursuant to a Sub-Advisory Agreement between Allianz Global Fund Management and RCM, which merged into AllianzGI U.S. on April 1, 2013.
     Effective as of April 1, 2013, former Institutional Class shares of the Retirement 2015 Fund, the Retirement 2020 Fund, the Retirement 2025 Fund, the Retirement 2030 Fund, the Retirement 2035 Fund, the Retirement 2040 Fund, the Retirement 2045 Fund, the Retirement 2050 Fund, the Retirement 2055 Fund and the Retirement Income Fund (together, the “Target Date Funds”) were reclassified as Class R6 shares of the Target Date Funds and such Target Date Funds ceased to have any Institutional Class shares authorized or outstanding.
     Allianz Global Fund Management is the investment manager of each Fund. Allianz Global Fund Management is a wholly-owned indirect subsidiary of Allianz Asset Management of America L.P. (“AAMA”).

INVESTMENT OBJECTIVES AND POLICIES
     In addition to the principal investment strategies and the principal risks of the Funds described in the Prospectuses, each Fund may employ other investment practices and may be subject to additional risks, which are described below. Because the following is a combined description of investment strategies and risks for all the Funds, certain strategies and/or risks described below may not apply to particular Funds. Unless a strategy or policy described below is specifically prohibited by the investment restrictions listed in the Prospectuses, under “Investment Restrictions” in this Statement of Additional Information, or by applicable law, each Fund may engage in each of the practices described below. However, no Fund is required to engage in any particular transaction or purchase any particular type of securities or investment even if to do so might benefit the Fund. Unless otherwise stated herein, all investment policies of the Funds may be changed by the Board of Trustees without shareholder approval or notice. In addition, each Fund may be subject to restriction on its ability to utilize certain investments or investment techniques. Unless otherwise stated herein, these additional restrictions may be changed with the consent of the Board of Trustees but without approval by or notice to shareholders.
     The Target Funds invest primarily in certain Funds and series of Allianz Funds, PIMCO Equity Series, PIMCO ETF Trust and PIMCO Funds (the “Underlying Funds”). They may also invest in other investment companies that are not Underlying Funds (the “Other Acquired Funds”), and may invest directly in securities and other instruments. The Multi-Asset Funds and the Global Fundamental Strategy Fund may also invest in Underlying Funds and Other Acquired Funds. For more information about the principal investments and strategies and principal risks of the Underlying Funds, please see Appendix E to this Statement of Additional Information. By investing in the Underlying Funds and Other Acquired Funds, the Target Funds, the Multi-Asset Funds and the Global Fundamental Strategy Fund may have an indirect investment interest in some or all of the securities and instruments described below, depending upon how its assets are allocated among the Underlying Funds and Other Acquired Funds. The Target Funds, the Multi-Asset Funds and the Global Fundamental Strategy Fund may also have an indirect investment interest in other securities and instruments utilized by the Underlying Funds that are series of Allianz Funds, PIMCO Equity Series and PIMCO Funds. These securities and instruments are described in the current prospectuses and Statements of Additional Information of Allianz Funds, PIMCO Equity Series, PIMCO ETF Trust and PIMCO Funds — See “Investment Strategies of the Target Funds, the Multi-Asset Funds and the Global Fundamental Strategy Fund” below.
     The Funds’ sub-advisers and, in certain cases, individual portfolio managers, responsible for making investment decisions for the Funds, are referred to in this section and the remainder of this Statement of Additional Information as “Sub-Advisers.”
Borrowing
     Subject to the limitations described under “Investment Restrictions” below, a Fund may be permitted to borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of a Fund’s assets and may cause a Fund to liquidate portfolio positions when it would not be advantageous to do so. This borrowing may be secured or unsecured. Provisions of the 1940 Act require a Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of the Fund’s total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint if the Fund sells holdings at that time. Borrowing, like other forms of leverage, will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund’s portfolio. Money borrowed will be subject to interest costs, which may or may not be recovered by appreciation of the securities purchased, if any. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.
     From time to time, the Trust may enter into, and make borrowings for temporary purposes related to the redemption of shares under, a credit agreement with third-party lenders. Borrowings made under such a credit agreement will be allocated among the Funds pursuant to guidelines approved by the Board of Trustees. In addition to borrowing money, a Fund may enter into reverse repurchase agreements, dollar rolls, sale-buybacks and other transactions that can be viewed as forms of borrowings.
     A reverse repurchase agreement involves the sale of a portfolio-eligible security by a Fund to another party, such as a bank or broker-dealer, coupled with its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. Such transactions are advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the returns it obtains on investments purchased with the cash.

     Dollar rolls are transactions in which a Fund sells mortgage-related securities, such as a security issued by the Government National Mortgage Association (“GNMA”), for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date at a pre-determined price. Unlike in the case of reverse repurchase agreements, the dealer with which a Fund enters into a dollar-roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities that are “substantially identical.” To be considered “substantially identical,” the securities returned to a Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 0.01% of the initial amount delivered.
     A Fund also may effect simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Fund’s repurchase of the underlying security.
     A Fund will typically segregate or “earmark” assets determined to be liquid by the Manager or the Fund’s Sub-Adviser in accordance with procedures approved by the Board of Trustees and equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements, dollar rolls and sale-buybacks. Reverse repurchase agreements, dollar rolls and sale-buybacks involve leverage risk and the risk that the market value of securities retained by a Fund may decline below the repurchase price of the securities that the Fund sold and is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement, dollar roll or sale-buyback files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. Reverse repurchase agreements and dollar rolls will be subject to the Funds’ limitations on borrowings as specified under “Investment Restrictions” below.
Preferred Stock
     Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock, and thus also represent an ownership interest in that company.
     The Funds may invest in preferred stocks that pay fixed or adjustable rates of return. Preferred shares are subject to issuer-specific and market risks applicable generally to equity securities. The value of a company’s preferred stock may fall as a result of factors relating directly to that company’s products or services. A preferred stock’s value may also fall because of factors affecting not just the company, but companies in the same industry or in a number of different industries, such as increases in production costs. The value of preferred stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stocks will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.
     Fixed Rate Preferred Stocks. Some fixed rate preferred stocks in which a Fund may invest, known as perpetual preferred stocks, offer a fixed return with no maturity date. Because they never mature, perpetual preferred stocks act like long-term bonds and can be more volatile than and more sensitive to changes in interest rates than other types of preferred stocks that have a maturity date. The Funds may also invest in sinking fund preferred stocks. These preferred stocks also offer a fixed return, but have a maturity date and are retired or redeemed on a predetermined schedule. The shorter duration of sinking fund preferred stocks makes them perform somewhat like intermediate-term bonds and they typically have lower yields than perpetual preferred stocks.
     Adjustable Rate and Auction Preferred Stocks. Typically, the dividend rate on an adjustable rate preferred stock is determined prospectively each quarter by applying an adjustment formula established at the time of issuance of the stock. Although adjustment formulas vary among issues, they typically involve a fixed premium or discount relative to rates on specified debt securities issued by the U.S. Treasury. Typically, an adjustment formula will provide for a fixed premium or discount adjustment relative to the highest base yield of three specified U.S. Treasury securities: the 90-day Treasury bill, the 10-year Treasury note and the 20-year Treasury bond. The premium or discount adjustment to be added to or subtracted from this highest U.S. Treasury base rate yield is fixed at the time of issue and cannot be changed without the approval of the holders of the stock. The dividend rate on another type of preferred stocks in which a Fund may invest, commonly known as auction preferred stocks, is adjusted at intervals that may be more frequent than quarterly, such as every 7 or 49 days, based on bids submitted by holders and prospective purchasers of such stocks and may be subject to stated maximum and minimum dividend rates. The issues of most adjustable rate and auction preferred stocks currently outstanding are perpetual, but are redeemable after a specified date, or upon notice, at the option of the issuer. Certain issues supported by the credit of a high-rated financial institution provide for mandatory redemption prior to expiration of the credit arrangement. No redemption can occur if full cumulative dividends are not paid. Although the dividend rates on adjustable and auction preferred stocks are generally adjusted or reset frequently, the market values of these preferred stocks may still fluctuate in response to changes in interest rates. Market values of adjustable preferred stocks also may substantially fluctuate if interest rates increase or decrease once the maximum or minimum dividend rate for a particular stock is approached. Auctions for U.S. auction preferred stocks have failed since early 2008, and the dividend rates payable on such preferred shares since that time typically have been paid at their maximum applicable rate (typically a function of a reference rate of interest). The Manager expects that auction preferred stocks will continue to pay dividends at their maximum applicable rate for the foreseeable future and cannot predict whether or when the auction markets for auction preferred stocks may resume normal functioning.
Securities Loans
     Subject to certain conditions described in the Prospectuses and below, each of the Funds may make secured loans of its portfolio securities to brokers, dealers and other financial institutions. The risks in lending portfolio securities, as with other extensions of credit, include possible delay in recovery of the securities or possible loss of rights in the collateral should the borrowers (which typically include broker-dealers and other financial services companies) fail financially. However, such loans will be made only to borrowers that are believed by the Manager or the Sub-Advisers to be of satisfactory credit standing. Securities loans are made to borrowers pursuant to agreements requiring that loans be continuously secured by collateral consisting of U.S. Government securities, cash or cash equivalents (negotiable certificates of deposit, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal at all times to the market value of the securities lent. The borrower pays to the lending Fund an amount equal to any dividends or interest received on the securities lent.
     The Funds may invest the cash collateral received or receive a fee from the borrower. In the case of cash collateral, a Fund typically pays a rebate to the borrower (in addition to payments to its securities lending agent, as described below). Cash collateral that a Fund receives may be invested in overnight time deposits, repurchase agreements, interest-bearing or discounted commercial paper (including U.S. dollar-denominated commercial paper of non-U.S. issuers) and/or other short-term money market instruments (generally with remaining maturities of 397 days or less), either directly through joint accounts along with securities lending cash collateral of other Funds or indirectly through investments in affiliated or unaffiliated money market funds. Any investment of cash collateral through such joint accounts is subject to conditions established by the SEC staff. Under the terms of a securities lending agency agreement, the investment of cash collateral is at the sole risk of the Fund in most cases. Any income or gains and losses from investing and reinvesting any cash collateral delivered by a borrower pursuant to a loan are at the Fund’s risk (except as provided below), and to the extent any such losses reduce the amount of cash below the amount required to be returned to the borrower upon the termination of any loan, the Fund may be required by the securities lending agent to pay or cause to be paid to such borrower an amount equal to such shortfall in cash. A portion of any income earned through investment of cash collateral and a portion of any fees received from borrowers may be retained by the Funds’ securities lending agent, which currently is an affiliate of the Manager. Notwithstanding the foregoing, to the extent such shortfall is with respect to amounts owed to a borrower as a cash collateral fee, the securities lending agency agreement provides that the securities lending agent and the Fund share the difference between the income generated on the investment of cash collateral with respect to a loan and the amount to be paid to the borrower as a cash collateral fee.
     Investments of cash collateral may lose value and/or become illiquid, although each Fund remains obligated to return the collateral amount to the borrower upon termination or maturity of the securities loan and may realize losses on the collateral investments and/or be required to liquidate other portfolio assets in order to satisfy its obligations. Due to continuing adverse conditions in the mortgage and credit markets, liquidity and related problems in the broader markets for commercial paper and other factors, any investments of securities lending collateral by the Funds, including investments in asset-backed commercial paper and notes issued by structured investment vehicles, would present increased credit and liquidity risks. See “Mortgage-Related and Asset-Backed Securities” below for more information. To the extent a Fund invests collateral in instruments that become illiquid, efforts to recall securities and return collateral may force the Fund to liquidate other portfolio holdings in an effort to generate cash.
     Any securities lending income would be disclosed as such in the “Statement of Operations” in the Trust’s annual report for the applicable fiscal period. The Funds may pay reasonable finders’, administration and custodial fees in connection with a loan of securities and may share the interest earned on the collateral with the borrower.
     Each Fund may lend portfolio securities up to the maximum percentage set forth in the applicable Prospectus and under “Investment Restrictions — Fundamental Investment Restrictions” below.
     Although control over, and voting rights or rights to consent with respect to, the loaned securities pass to the borrower, the Fund, as the lender, retains the right to call the loans and obtain the return of the securities loaned at any time on reasonable notice.

     The Fund may call such loans in order to sell the securities involved or, if the holders of the securities are asked to vote upon or consent to matters that the Sub-Adviser believes materially affect the investment, in order to vote the securities. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for non-U.S. securities. When engaged in securities lending, each Fund’s performance will continue to reflect changes in the value of the securities loaned and will also reflect the receipt of either interest, through investment of cash collateral by the Fund in permissible investments, or a fee, if the collateral is U.S. Government securities.
     The Funds do not currently have a program in place pursuant to which they may lend portfolio securities and do not expect to lend portfolio securities to a significant degree, but they may establish such a program in the future.
Convertible Securities and Synthetic Convertible Securities
     Convertible securities are generally bonds, debentures, notes, preferred stocks or other securities or investments that may be converted or exchanged (by the holder or by the issuer) into shares of common stock or other equity securities (or cash or securities of equivalent value) of the same or a different issuer at a stated exchange ratio or predetermined price (the “conversion price”). A convertible security is designed to provide current income and also the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. A convertible security may be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party, which may have an adverse effect on the Fund’s ability to achieve its investment objectives. Convertible securities have general characteristics similar to both debt and equity securities.
     A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a debt obligation. Before conversion, convertible securities have characteristics similar to non-convertible debt obligations and are designed to provide for a stable stream of income with generally higher yields than common stocks. However, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities are subordinate in rank to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities entail more risk than its debt obligations. Moreover, convertible securities are often rated below investment grade or not rated because they fall below debt obligations and just above common equity in order of preference or priority on an issuer’s balance sheet.
     Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation. The common stock underlying convertible securities may be issued by a different entity than the issuer of the convertible securities.
     The value of convertible securities is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its “investment value.” The investment value of the convertible security typically will fluctuate based on the credit quality of the issuer and will fluctuate inversely with changes in prevailing interest rates. However, at the same time, the convertible security will be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock, and will therefore be subject to risks relating to the activities of the issuer and/or general market and economic conditions. Depending upon the relationship of the conversion price to the market value of the underlying security, a convertible security may trade more like an equity security than a debt instrument.
     If, because of a low price of the common stock, the conversion value is substantially below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value. Generally, if the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding an income-producing security.
     To the extent consistent with its other investment policies, each Fund may also create a “synthetic” convertible security by combining separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income-producing element”) and the right to acquire an equity security (“convertible element”). The income-producing element is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments. The convertible element is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. Unlike a traditional convertible security, which is a single security having a unitary market value, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the “market value” of a synthetic convertible security is the sum of the values of its income-producing element and its convertible element. For this reason, the values of a synthetic convertible security and a traditional convertible security may respond differently to market fluctuations.

     More flexibility is possible in the assembly of a synthetic convertible security than in the purchase of a convertible security. Although synthetic convertible securities may be selected where the two elements are issued by a single issuer, thus making the synthetic convertible security similar to the traditional convertible security, the character of a synthetic convertible security allows the combination of components representing distinct issuers, when the Manager believes that such a combination may better achieve a Fund’s investment objective. A synthetic convertible security also is a more flexible investment in that its two components may be purchased separately. For example, a Fund may purchase a warrant for inclusion in a synthetic convertible security but temporarily hold short-term investments while postponing the purchase of a corresponding bond pending development of more favorable market conditions.
     A holder of a synthetic convertible security faces the risk of a decline in the price of the security or the level of the index or security involved in the convertible element, causing a decline in the value of the call option or warrant purchased to create the synthetic convertible security. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Because a synthetic convertible security includes the income-producing element as well, the holder of a synthetic convertible security also faces the risk that interest rates will rise, causing a decline in the value of the income-producing element.
     The Funds may also purchase synthetic convertible securities created by other parties, including convertible structured notes. Convertible structured notes are income-producing debentures linked to equity, and are typically issued by investment banks. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issued the convertible note, rather than the issuer of the underlying common stock into which the note is convertible, assumes the credit risk associated with the underlying investment and a Fund in turn assumes credit risk associated with the convertible note.
Non-U.S. Securities
      The Funds may invest in non-U.S. securities. Non-U.S. securities may include, but are not limited to, securities of companies that are organized and headquartered outside the U.S.; non-U.S. equity securities as designated by commonly-recognized market data services; U.S. dollar- or non-U.S. currency-denominated corporate debt securities of non-U.S. issuers; securities of U.S. issuers traded principally in non-U.S. markets; non-U.S. bank obligations; U.S. dollar- or non-U.S. currency-denominated obligations of non-U.S. governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities; and securities of other investment companies investing primarily in non-U.S. securities. When assessing compliance with investment policies that designate a minimum or maximum level of investment in “non-U.S. securities” for the Fund, the Manager or the Sub-Adviser may apply a variety of factors (either in addition to or in lieu of one or more of the categories described in the preceding sentence) in order to determine whether a particular security or instrument should be treated as U.S. or non-U.S. Some non-U.S. securities may be restricted against transfer within the United States or to a United States person. For more information about how the Manager or Sub-Adviser may define non-U.S. securities for purposes of the Fund's asset tests and investment restrictions, see the Fund's principal investments and strategies under “Principal Investments and Strategies of the Fund” in the Prospectuses.
     The non-U.S. securities in which a Fund may invest include Eurodollar obligations and “Yankee Dollar” obligations. Eurodollar obligations are U.S. dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by non-U.S. branches of U.S. banks and by non-U.S. banks. Yankee Dollar obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by non-U.S. banks. Eurodollar and Yankee Dollar obligations are generally subject to the same risks that apply to domestic debt issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee Dollar) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of U.S. dollars, from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of non-U.S. withholding taxes; and the expropriation or nationalization of non-U.S. issuers.
     The Funds may invest in American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) or Global Depositary Receipts (“GDRs”). ADRs are U.S. dollar-denominated receipts issued generally by domestic banks and represent the deposit with the bank of a security of a non-U.S. issuer. EDRs are foreign currency-denominated receipts similar to ADRs and are issued and traded in Europe, and are publicly traded on exchanges or over-the-counter in the United States. GDRs may be offered privately in the United States and also trade in public or private markets in other countries. ADRs, EDRs and GDRs may be issued as sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs, EDRs or GDRs. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program.
     The Funds may invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”). Brady Plan debt restructurings have been implemented in a number of countries, including: Albania, Argentina, Bolivia, Brazil, Bulgaria, Columbia, Costa Rica, the Dominican Republic, Ecuador, Ivory Coast, Jordan, Mexico, Morocco, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay, Venezuela and Vietnam.

     Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. Government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero-coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (the uncollateralized amounts constitute the “residual risk”).
     Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have repayments at final maturity collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.
     Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which the Funds may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Funds to suffer a loss of interest or principal on any of its holdings.
     Investing in non-U.S. securities involves special risks and considerations not typically associated with investing in U.S. securities. These include: differences in accounting, auditing and financial reporting standards, generally higher commission rates on non-U.S. portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), market disruption, the possibility of security suspensions, political instability that affects U.S. investments in non-U.S. countries and potential restrictions on the flow of international capital. In addition, non-U.S. securities and income derived from those securities may be subject to non-U.S. taxes, including withholding taxes which will reduce investment returns. See “Taxation.” Non-U.S. securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities that are denominated or quoted in currencies other than the U.S. dollar. The currencies of non-U.S. countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund.
     A Fund’s investments in foreign currency-denominated debt obligations and hedging activities will likely produce a difference between its book income and its taxable income. This difference could cause a portion of the Fund’s income distributions to constitute returns of capital for tax purposes or require the Fund to make distributions exceeding book income to qualify as a regulated investment company for U.S. federal tax purposes. A Fund’s use of non-U.S. securities may increase or accelerate the amount of ordinary income recognized by shareholders. See “Taxation.”
     Emerging Market Securities. The risks of investing in non-U.S. securities are particularly high when the issuers are tied economically to countries with developing (or “emerging market”) economies. Countries with “emerging market” economies are those with securities markets that are, in the opinion of a Fund’s Sub-Adviser, less sophisticated than more developed markets in terms of participation by investors, analyst coverage, liquidity and regulation. Investing in emerging market countries involves certain risks not typically associated with investing in U.S. securities, and imposes risks greater than, or in addition to, risks of investing in non-U.S., developed countries. These risks include: greater risks of nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; greater social, economic and political uncertainty and instability (including the risk of war); more substantial government involvement in the economy; less government supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on the Fund’s ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be smaller, less seasoned and newly organized companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets. In addition, a number of emerging market countries restrict, to various degrees, foreign investment in securities, and high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Also, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.

     Foreign Debt Obligations. The debt obligations of non-U.S. governments and their agencies and instrumentalities may or may not be supported by the full faith and credit of the non-U.S. government. The Funds may invest in securities issued by certain supranational entities, which include entities designated or supported by governments to promote economic reconstruction or development, international banking organizations and related government agencies. Examples are the International Bank for Reconstruction and Development (commonly called the “World Bank”), the Asian Development Bank and the Inter-American Development Bank.
     The governmental members of these supranational entities are “stockholders” that typically make capital contributions and may be committed to make additional capital contributions if the entity is unable to repay its borrowings. A supranational entity’s lending activities may be limited to a percentage of its total capital, reserves and net income. There can be no assurance that the constituent non-U.S. governments will be able or willing to honor their capitalization commitments for those entities.
     Passive Foreign Investment Companies. Some corporations domiciled outside the U.S. in which the Funds may invest may be considered passive foreign investment companies (“PFICs”) under U.S. tax laws. PFICs are those foreign corporations that generate primarily passive income.
     Investing in PFICs involves the risks associated with investing in foreign securities, as described above. There is also the risk that a Fund may not realize that a foreign corporation in which it invests is a PFIC for federal tax purposes, which could cause the Fund to incur U.S. federal income tax (including interest) charges at the Fund level. See “Taxation” below for a more detailed discussion of the tax consequences of a Fund’s investment in PFICs.
     Subject to applicable limits under the 1940 Act, the Funds may also invest in foreign mutual funds that are also deemed PFICs (since nearly all of the income of a mutual fund is generally passive income). Investing in these types of PFICs may allow exposure to various countries because some foreign countries limit, or prohibit, all direct foreign investment in the securities of companies domiciled therein. In addition to bearing their proportionate share of a fund’s expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such entities. Additional risks of investing in other investment companies are described below under “Other Investment Companies.”
Foreign Currencies and Related Transactions
     Subject to applicable limits set forth in the Prospectuses and this Statement of Additional Information, the Funds may invest in or utilize foreign currencies, forward foreign currency exchange contracts, foreign currency futures contracts, options on foreign currencies and foreign currency futures, currency swap transactions and other foreign currency-related transactions may be used for a variety of reasons, including to hedge against foreign exchange risk arising from a Fund’s investment or anticipated investment in securities denominated in foreign currencies, to increase exposure to a foreign currency for investment or hedging purposes, or to shift exposure of foreign currency fluctuations from one currency to another.
     A Fund may (but is not required to) hedge some or all of its exposure to foreign currencies derived through its investments to reduce the risk of loss due to fluctuations in currency exchange rates. Suitable currency hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in such transactions at any given time or from time to time when it may be beneficial to do so. Foreign currency transactions may also be unsuccessful and may result in losses or may eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies.
     A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a forward foreign currency exchange contract, a fund “locks in” the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, a Fund reduces its exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. Contracts to sell foreign currencies would limit any potential gain that might be realized by a Fund if the value of the hedged currency increases.
     Forward foreign currency exchange contracts may be used for a variety of reasons, including the following circumstances:
     Lock In. When a Fund desires to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.
     Cross Hedge. If a particular currency is expected to decrease against another currency, a Fund may sell the currency expected to decrease and purchase a currency that is expected to increase against the currency sold in an amount approximately equal to some or all of the Fund’s portfolio holdings denominated in the currency sold.

     Direct Hedge. If a Fund wants to eliminate substantially all of the risk of owning a particular currency, and/or if the Fund’s Sub-Adviser believes that the Fund can benefit from price appreciation in a given country’s currency but does not want to hold the currency, it may employ a direct hedge back into the U.S. dollar. In either case, a Fund would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated a contract. The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but a Fund would hope to benefit from an increase (if any) in the value of the security.
     Proxy Hedge. A Fund might choose to use a proxy hedge, which may be less costly than a direct hedge. In this case, a Fund, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be close to those in the United States and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.
     Costs of Hedging. When a Fund purchases a non-U.S. bond with a higher interest rate than is available on U.S. bonds of a similar maturity, the additional yield on the non-U.S. bond could be substantially reduced or lost if the Fund were to enter into a direct hedge by selling the foreign currency and purchasing the U.S. dollar. This is what is known as the “cost” of hedging. Proxy hedging attempts to reduce this cost through an indirect hedge back to the U.S. dollar.
     It is important to note that hedging costs are treated as capital transactions and are not, therefore, deducted from a Fund’s dividend distribution and are not reflected in its yield. Instead such costs will, over time, be reflected in the Fund’s net asset value per share.
     The forecasting of currency market movement is extremely difficult, and whether any hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with precision the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, a Fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if the Manager’s predictions regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special risks, and may leave a Fund in a less advantageous position than if such a hedge had not been established. Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that the Fund will have flexibility to roll-over a foreign currency forward contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its services thereunder.
     A Fund may hold a portion of its assets in bank deposits denominated in foreign currencies, so as to facilitate investment in foreign securities as well as to protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these monies are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.
     Tax Consequences of Hedging. Under applicable tax law, a Fund’s hedging activities could result in the application of special tax rules, which could ultimately affect the amount, timing, and character of distributions to shareholders. Some of a Fund’s hedging transactions are also likely to produce a difference between its book income and tax income, which could cause a portion of the Fund’s income distributions to constitute a return of capital for tax purposes or require the Fund to make distributions exceeding book income to qualify as a regulated investment company for U.S. federal tax purposes. See “Taxation” below for further details.
     Among the risks facing Funds that utilize foreign currencies and related transactions is the risk that the relative value of currencies will be different than anticipated by the particular Fund’s Sub-Adviser. A Fund will segregate assets determined to be liquid by the Manager or a Sub-Adviser in accordance with procedures approved by the Board of Trustees to cover forward currency contracts entered into for non-hedging purposes. Please see “Derivative Instruments” below for a description of other foreign currency related transactions that may be used by the Funds. Certain foreign currency transactions in which the Funds may invest may be over-the-counter transactions (e.g., currency swap transactions). See “Derivative Instruments—Swap Agreements” for a discussion of certain risks associated with such transactions.
Commodities
     Some of the Funds may invest in instruments that provide exposure to, and are subject to the risks of, investments in commodities. These may include futures, options, swaps and other instruments, the return on which is dependent upon the return of one or more commodities or commodity indices. Commodities may include, among other things, oil, gas, coal, alternative energy, steel, timber, agricultural products, minerals, precious metals (e.g., gold, silver, platinum, and palladium) and other resources. In addition, the Funds may invest in companies principally engaged in the commodities industries (such as mining, dealing or transportation companies) with significant exposure to commodities markets or investments in commodities, and through these investments may be exposed to the risks of investing in commodities. Commodities generally and particular commodities have, at times been subject to substantial price fluctuations over short periods of time and may be affected by unpredictable monetary and political policies such as currency devaluations or revaluations, economic and social conditions within a country, trade imbalances, or trade or currency restrictions between countries. The prices of commodities may be, however, less subject to local and company-specific factors than securities of individual companies. As a result, commodity prices may be more or less volatile in price than securities of companies engaged in commodity-related businesses. Investments in commodities can also present concerns such as delivery, storage and maintenance, possible illiquidity, and the unavailability of accurate market valuations. To the extent that a Fund invests in companies principally engaged in the commodities industries the Fund will also be subject to these risks. Commodity investments may not correlate with equity market returns. Investments in commodity-related companies are also subject to the risk that the performance of such companies may not correlate with returns on commodity investments to the extent expected by a Fund’s portfolio manager(s).
     In order to qualify for the special U.S. federal income tax treatment accorded regulated investment companies and their shareholders described in “Taxation” below, a Fund must, among other things, derive at least 90% of its income from certain specified sources (such income, “qualifying income”). Income from certain commodity-linked investments does not constitute qualifying income to a Fund. The tax treatment of certain other commodity-linked investments is not certain, in particular with respect to whether income and gains from such investments constitute qualifying income. If such income were determined not to constitute qualifying income and were to cause a Fund’s nonqualifying income to exceed 10% of the Fund’s gross income for any year, the Fund would fail the 90% gross income test and fail to qualify as a regulated investment company unless it were eligible to and did pay a tax at the Fund level. See “Taxation.” A Fund’s intention to so qualify can therefore limit the manner in or extent to which the Fund seeks exposure to commodities.
Derivative Instruments
     A Fund may (but is not required to) use a variety of other derivative instruments (including both long and short positions) in an attempt to enhance the Fund’s investment returns, to hedge against market and other risks in the portfolio, to add leverage to the portfolio and/or to obtain market exposure with reduced transaction costs.
     Generally, derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index and may relate to, among other things, stocks, bonds, interest rates, currencies or currency exchange rates, commodities, related indexes and other assets. Examples of derivatives and information about some types of derivatives and risks associated therewith follows. The derivatives market is always changing and the Funds may invest in derivatives other than those shown below.
     The value of some derivative instruments in which the Funds may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Funds, the ability of the Funds to utilize these instruments successfully may depend in part upon their ability to forecast interest rates and other economic factors correctly. If a Fund incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Fund could suffer losses.
     The Funds might not employ any of the strategies described herein, and no assurance can be given that any strategy used will succeed. If a Fund incorrectly forecasts interest rates, market values or other economic factors in utilizing a derivatives strategy, the Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of derivative strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they also can reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because a Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of the Fund to close out or to liquidate its derivatives positions. A Fund’s use of derivatives may increase or accelerate the amount of ordinary income recognized by shareholders.
     Among other trading agreements, certain Funds are also party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Agreements”) with select counterparties that generally govern over-the-counter derivative transactions entered into by such Funds. The ISDA Agreements typically include representations and warranties as well as contractual terms related to collateral, events of default, termination events, and other provisions. Termination events include the decline in the net assets of a Fund below a certain level over a specified period of time and entitle a counterparty to elect to terminate early with respect to some or all the transactions under the ISDA Agreement with that counterparty. Depending on the relative size of a Fund’s derivatives positions, such an election by one or more of the counterparties could have a material adverse impact on a Fund’s operations.
     As further described below under “Additional Risk Factors in Cleared Derivatives Transactions,” federal legislation has been recently enacted in the U.S. that provides for new clearing, margin, reporting and registration requirements for participants in the derivatives market. While the ultimate impact is not yet clear, these changes could restrict and/or impose significant costs or other burdens upon a Fund’s ability to participate in derivatives transactions. Similarly, these changes could impose limits or restrictions on the counterparties with which the Fund engages in derivatives transactions. As a result, the Fund may be unable to use certain derivative instruments or otherwise execute its investment strategy. These risks may be particularly acute to the extent the Fund uses commodity-related derivative instruments. Further, the requirements for qualification as a “regulated investment company” under federal income tax law limit the extent to which a Fund may enter into commodity-related derivatives. See “Taxation” below.

     Options on Securities and Indexes. As described under “Characteristics and Risks of Securities and Investment Techniques—Derivatives” in the Prospectuses, the Funds may, among other things, purchase and sell put and call options on equity, debt or other securities or indexes in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities, or quoted on the National Association of Securities Dealers Automated Quotations (“NASDAQ”) System or on a regulated foreign over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue from a dealer. Among other reasons, a Fund may purchase put options to protect holdings in an underlying or related security against a decline in market value, and may purchase call options to protect against increases in the prices of securities it intends to purchase pending its ability to invest in such securities in an orderly manner.
     An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)
     When a Fund writes a call (put) option on an underlying security it owns (is short), the option is sometimes referred to as a “covered option.” All Funds may write such options. When a Fund writes a call (put) option on an underlying securities it does not own (is not short), the option is sometimes referred to as a “naked option.” Except for the AllianzGI Redwood Fund, none of the Funds may write “naked” call options on individual securities other than exchange traded funds (“ETFs”).
     However, each Fund may write a call or put option only if the option is “covered” as such term is used in the context of Section 18 of the 1940 Act. In the case of a call option on a security, a call option is covered for these purposes if the Fund segregates assets determined to be liquid by the Manager or a Sub-Adviser in accordance with procedures approved by the Board of Trustees in an amount equal to the contract value of the position (minus any collateral deposited with a broker-dealer), on a mark-to-market basis. The option is also covered if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Manager or a Sub-Adviser in accordance with procedures approved by the Board of Trustees in such amount are segregated) upon conversion or exchange of other securities held by the Fund. For a call option on an index, the option is covered if the Fund segregates assets determined to be liquid by the Manager or a Sub-Adviser in accordance with procedures approved by the Board of Trustees in an amount equal to the contract value of the index. A call option is also covered if the Fund holds a call on the same index or security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is segregated by the Fund in assets determined to be liquid by the Manager or a Sub-Adviser in accordance with procedures approved by the Board of Trustees. A put option on a security or an index is “covered” if the Fund segregates assets determined to be liquid by the Sub-Adviser in accordance with procedures approved by the Board of Trustees equal to the exercise price. A put option is also covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is segregated by the Fund in assets determined to be liquid by the Manager or a Sub-Adviser in accordance with procedures approved by the Board of Trustees.
     The Redwood Fund may write “naked” call options on individual securities or instruments in which it may invest but that are not currently held by the Fund. When writing “naked” call options, the Fund must deposit and maintain sufficient margin with the broker-dealer through which it wrote the “naked” call option as collateral to ensure that it meets its obligations as the writer of the option. The Fund is further subject to the segregation requirements described above when it writes “naked” call options. Such segregation will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction, but will not limit the Fund’s exposure to loss. During periods of declining securities prices or when prices are stable, writing “naked” call options can be a profitable strategy to increase the Fund’s income with minimal capital risk. However, when the price of the security underlying the written option increases, the Fund is exposed to an increased risk of loss, because if the price of the security underlying the option exceeds the option’s exercise price, the Fund will lose the difference. “Naked” written call options are riskier because there is no underlying security held by the Fund that can act as a partial hedge. “Naked” written call options have speculative characteristics, and the potential for loss is theoretically unlimited. When a “naked” written call option is exercised, the Fund must purchase the underlying security to meet its delivery obligation or make a payment equal to the value of its obligation in order to close out the option. There is also a risk, especially with less liquid preferred and debt securities or small capitalization securities, that the securities may not be available for purchase.
     If an option written by a Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). In addition, a Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option that is sold. There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.
     A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. See “Taxation” below. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.
     The premium paid for a put or call option purchased by a Fund is an asset of the Fund. The premium received for an option written by a Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued in accordance with the Trust’s valuation policies and procedures. See “Net Asset Value” below.
     The Fund may write straddles (covered or uncovered) consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the Fund’s immediate obligations. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”
     OTC Options. The Funds may also purchase and write over-the-counter (“OTC”) options. OTC options differ from traded options in that they are two-party contracts, with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. The Funds may be required to treat as illiquid OTC options purchased and securities being used to cover certain written OTC options, and they will treat the amount by which such formula price exceeds the intrinsic value of the option (i.e., the amount, if any, by which the market price of the underlying security exceeds the exercise price of the option) as an illiquid investment. The Funds may also purchase and write so-called dealer options.
     Risks Associated with Options on Securities and Indexes. There are several risks associated with transactions in options on securities, including ETFs, and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve the intended result. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful because of market behavior or unexpected events.
     There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security or index, it would have to exercise the option in order to realize any profit or the option may expire worthless. If a Fund were unable to close out a call option that it had written on a security held in its portfolio, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a call option on an individual security held in a Fund’s portfolio, the Fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the security or index position covering the call option above the sum of the premium and the exercise price (the “strike price”) of the call but has retained the risk of loss (net of premiums received) should the price of the underlying security or index position decline. Similarly, as the writer of a call option on a securities index or ETF, a Fund forgoes the opportunity to profit from increases in the index or ETF over the strike price of the option, though it retains the risk of loss (net of premiums received) should the price of the Fund’s portfolio securities decline.
     The value of call options written by a Fund will be affected by, among other factors, changes in the value of underlying securities (including those comprising an index), changes in the dividend rates of underlying securities (including those comprising an index), changes in interest rates, changes in the actual or perceived volatility of the stock market and underlying securities and the remaining time to an option’s expiration. The value of an option also may be adversely affected if the market for the option is reduced or becomes less liquid. The writer of an “American-style” option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

     The hours of trading for options may not conform to the hours during which the securities held by a Fund are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that may not be reflected in the options markets. In addition, a Fund’s options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which the options are traded. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose other sanctions that could adversely affect a Fund engaging in options transactions.
     If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security or index remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security or index is purchased to hedge against price movements in a related security or index, the price of the put or call option may move more or less than the price of the related security or index. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position. Similarly, if restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index or ETF written by a Fund is covered by an option on the same index or ETF purchased by the Fund, movements in the index or ETF may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund’s securities during the period the option was outstanding (based, in part, on the extent of correlation (if any) between the performance of the index or ETF and the performance of the Fund’s portfolio securities).
     Foreign Currency Options. The Funds may buy or sell put and call options on foreign currencies in various circumstances, including, but not limited to, as a hedge against changes in the value of the U.S. dollar (or another currency) in relation to a foreign currency in which a Fund’s securities may be denominated or to cross-hedge or in an attempt to increase the total return when the Sub-Adviser anticipates that the currency will appreciate or depreciate in value. In addition, the Funds may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits, which may limit the ability of a Fund to reduce foreign currency risk using such options.
     Futures Contracts and Options on Futures Contracts. The Funds may use interest rate, foreign currency, index and other futures contracts, and options on such contracts. For example, the Funds may invest in foreign exchange futures contracts and options thereon (“futures options”) that are traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system as an adjunct to their securities activities. The Funds may also enter into futures contracts for the purchase or sale of securities. The Funds may purchase and sell futures contracts on various securities indexes (“Index Futures”) and related options for hedging purposes and for investment purposes. For example, the Funds may invest in Index Futures and related options when a Sub-Adviser believes that there are not enough attractive securities available to maintain the standards of diversification and liquidity set for a Fund pending investment in such securities if or when they do become available. Through the use of Index Futures and related options, a Fund may diversify risk in its portfolio without incurring the substantial brokerage costs that may be associated with investment in the securities of multiple issuers. A Fund may also minimize potential market and liquidity problems that may result from increases in positions already held by the Fund. A Fund’s purchase and sale of Index Futures is limited to contracts and exchanges that have been approved by the Commodity Futures Trading Commission (“CFTC”).
     Generally, a futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency or the cash value of an index at a specified price and time.
     An Index Future is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of a securities index (“Index”) at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an Index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A unit is the value of the relevant Index from time to time. Entering into a contract to buy units is commonly referred to as buying or purchasing a contract or holding a long position in an Index. Index Futures contracts can be traded through all major commodity brokers. A Fund will ordinarily be able to close open positions on the futures exchange on which Index Futures are then traded at any time up to and including the expiration day. As described below, a Fund will be required to segregate initial margin in the name of the futures broker upon entering into an Index Future. Variation margin will be paid to and received from the broker on a daily basis as the contracts are marked to market. For example, when a Fund has purchased an Index Future and the price of the relevant Index has risen, that position will have increased in value and the Fund will receive from the broker a variation margin payment equal to that increase in value. Conversely, when a Fund has purchased an Index Future and the price of the relevant Index has declined, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker.

     A Fund may close open positions on the futures exchanges on which Index Futures are traded at any time up to and including the expiration day. All positions that remain open at the close of the last business day of the contract’s life are required to settle on the next business day (based upon the value of the relevant index on the expiration day), with settlement made with the appropriate clearing house. Additional or different margin requirements as well as settlement procedures may be applicable to foreign stock Index Futures at the time a Fund purchases such instruments. Positions in Index Futures may be closed out by a Fund only on the futures exchanges upon which the Index Futures are then traded.
     The following example illustrates generally the manner in which Index Futures operate. The Standard & Poor’s 100 Stock Index is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 100 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100 Index, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units x $180). The Index Future specifies that no delivery of the actual stocks making up the Index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the Index at the expiration of the contract. For example, if a Fund enters into a futures contract to buy 100 units of the S&P 100 Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $184 on that future date, the Fund will gain $400 (100 units x gain of $4). If the Fund enters into a futures contract to sell 100 units of the Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $182 on that future date, the Fund will lose $200 (100 units x loss of $2).
     A public market exists in futures contracts covering a number of Indexes as well as financial instruments and foreign currencies, including but not limited to: the S&P 500; the S&P Midcap 400; the Nikkei 225; the NYSE composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the Japanese yen; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the euro. It is expected that other futures contracts in which the Funds may invest will be developed and traded in the future.
     The Funds may purchase and write call and put options on futures contracts (“futures options”). Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the holder acquires a short position and the writer is assigned the opposite long position.
     When a purchase or sale of a futures contract is made by a Fund, the Fund is required to segregate a specified amount of assets determined to be liquid by the Manager or a Sub-Adviser in accordance with procedures approved by the Board of Trustees (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract, which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Funds would ordinarily earn interest income on initial margin deposits. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Fund will mark to market its open futures positions.
     A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.
     Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (i.e., with the same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. Any transaction costs must also be included in these calculations.
     Commodity Futures Contracts and Options on Commodity Futures Contracts. In addition to other futures contracts and options thereon, the Funds may invest in commodity futures contracts and options thereon. A commodity futures contract is an agreement between two parties, in which one party agrees to buy a commodity, such as an energy, agricultural or metal commodity from the other party at a later date at a price and quantity agreed upon when the contract is made.

     Limitations on Use of Futures and Futures Options. The Funds may enter into positions in futures contracts and related options for hedging purposes, for example, to hedge against changes in interest rates, foreign currency exchange rates or securities prices. In addition, the Funds may utilize futures contracts for investment and/or speculative purposes. For instance, a Fund may invest to a significant degree in Index Futures on stock indexes and related options (including those that may trade outside of the United States) as an alternative to purchasing individual stocks in order to gain or adjust their exposure to a particular market. A Fund may also use these investments to hedge against changes in the value of securities that the Sub-Adviser intends to purchase for the portfolio.
     When purchasing a futures contract, a Fund will segregate (and mark to market on a daily basis) assets determined to be liquid by the Manager or a Sub-Adviser in accordance with procedures approved by the Board of Trustees that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the total market value of (or in certain cases, such as contracts required to “cash settle,” the Fund’s obligation under) the futures contract. Alternatively, the Fund may “cover” its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.
     When selling a futures contract, a Fund will segregate (and mark to market on a daily basis) assets determined to be liquid by the Manager or a Sub-Adviser in accordance with procedures approved by the Board of Trustees that are equal to the market value of the instruments underlying the contract (or in certain cases, such as contracts required to “cash settle,” the Fund’s obligation under the contract). Alternatively, the Fund may “cover” its position by owning the instruments underlying the contract (or, in the case of an Index Future, a portfolio with a volatility substantially similar to that of the Index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Trust’s custodian).
     When selling a call option on a futures contract, a Fund will segregate (and mark to market on a daily basis) assets determined to be liquid by the Manager or a Sub-Adviser in accordance with procedures approved by the Board of Trustees that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund, or by taking other offsetting positions.
     When selling a put option on a futures contract, a Fund will segregate (and mark to market on a daily basis) assets determined to be liquid by the Manager or a Sub-Adviser in accordance with procedures approved by the Board of Trustees that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund, or by taking other offsetting positions.

     To the extent that securities with maturities greater than one year are used to segregate liquid assets to cover a Fund’s obligations under futures contracts and related options, such use will not eliminate the leverage risk arising from such use, which may tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio, and may require liquidation of portfolio positions when it is not advantageous to do so.
     The requirements for qualification as a regulated investment company also may limit the extent to which a Fund may enter into futures, futures options or forward contracts. See “Taxation” below.
     Commodity Pool Operators and Commodity Trading Advisors. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and their investment advisers to regulation by the CFTC if the registered investment company invests more than a prescribed level of its liquidation value in commodity futures, options on commodities or commodity futures, swaps, or other financial instruments regulated under the CEA (“commodity interests”), or if the fund markets itself as providing investment exposure to such instruments. The Manager is registered with the NFA as a “commodity pool operator” (“CPO”) under the Commodity Exchange Act (“CEA”) with respect to each of the following Funds: AllianzGI Multi-Asset Real Return Fund, AllianzGI Dynamic Emerging Multi-Asset Fund, AllianzGI Retirement Income Fund, AllianzGI Retirement 2015 Fund, AllianzGI Retirement 2020 Fund, AllianzGI Retirement 2025 Fund, AllianzGI Retirement 2030 Fund and AllianzGI Global Fundamental Strategy Fund (together, the “CFTC Non-Excluded Funds”). Each CFTC Non-Excluded Fund is a commodity pool under the CEA. As a result, additional CFTC-mandated disclosure, reporting and recordkeeping obligations apply with respect to the CFTC Non-Excluded Funds. In addition, AllianzGI U.S. has registered as a CPO and AllianzGI U.S. has registered as a commodity trading advisor (“CTA”) under the CEA and as such, is subject to CFTC and NFA regulatory oversight in respect of its advisory activities with respect to the CFTC Non-Excluded Funds.
     Compliance with the CFTC’s new regulatory requirements applicable to CPOs and CTAs may restrict a CFTC Non-Excluded Fund’s ability to pursue its investment strategy, may increase the costs of implementing its strategy, increase expenses of a CFTC Non-Excluded Fund, and/or may adversely affect a CFTC Non-Excluded Fund’s total return.
     The Manager has claimed an exclusion from CPO registration pursuant to CFTC Rule 4.5 with respect to all of the Funds other than the CFTC Non-Excluded Funds (together, the “CFTC Excluded Funds”). To remain eligible for this exclusion, each of the CFTC Excluded Funds must comply with certain limitations, including limits on its ability to use any commodity interests and limits on the manner in which the Fund holds out its use of such commodity interests. These limitations may restrict a Fund’s ability to pursue its investment strategy, increase the costs of implementing its strategy, increase expenses of the Fund, and/or adversely affect the Fund’s total return.
     Certain Funds may also have investments in “underlying funds” not advised by the Manager (which for purposes of the no-action letter referenced below may include certain securitized vehicles and/or mortgage REITS that may invest in CFTC Derivatives). The Manager may not have transparency into the holdings of these underlying funds, which may prevent the Manager from being able to claim an exemption for such a Fund under Rule 4.5. To address the issues raised by a lack of transparency into underlying funds, the CFTC staff issued a no-action letter on November 29, 2012 permitting the adviser of a fund that invests in underlying funds and that would otherwise have been eligible to file a claim of exclusion pursuant to Rule 4.5, to request a delay in its obligations to register as a “commodity pool operator” of the fund until June 30, 2013 or six months from the date on which the CFTC issues additional guidance on the treatment of commodity interests held by underlying funds. The Manager has filed a claim with the CFTC with respect to the following Funds to enable it to rely on this no-action relief: AllianzGI Global Growth Allocation Fund, AllianzGI Global Allocation Fund, AllianzGI Retirement 2035 Fund, AllianzGI Retirement 2040 Fund, AllianzGI Retirement 2045 Fund, AllianzGI Retirement 2050 Fund, and AllianzGI Retirement 2055 Fund.
     Risks Associated with Futures and Futures Options. There are several risks associated with the use of futures contracts and futures options. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. In the case of futures contracts used for hedging purposes, some of the risk may be caused by an imperfect correlation between movements in the price of the futures contract and the price of a security or other investment being hedged. The hedge will not be fully effective where there is such imperfect correlation. Also, an incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle. For example, if the price of the futures contract moves more than the price of the hedged security, a Fund would experience either a loss or gain on the future that is not completely offset by movements in the price of the hedged securities. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. To compensate for imperfect correlations, a Fund may purchase or sell futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the futures contracts. Conversely, a Fund may purchase or sell fewer contracts if the volatility of the price of the hedged securities is historically less than that of the futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the futures contract approaches. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. Also, the Funds may not choose to use futures and/or suitable hedging transactions may not be available in all circumstances. Even if a hedge is executed successfully, a Fund’s return may have been higher if no hedging had been attempted.
     Additionally, the price of Index Futures may not correlate perfectly with movement in the relevant index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the index and futures markets. Second, the deposit requirements in the futures market are less onerous than margin requirements in the securities market, and as a result, the futures market may attract more speculators than does the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. In addition, trading hours for foreign stock Index Futures may not correspond perfectly to hours of trading on the foreign exchange to which a particular foreign stock Index Future relates. This may result in a disparity between the price of Index Futures and the value of the relevant index due to the lack of continuous arbitrage between the Index Futures price and the value of the underlying index.
     Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.
     There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures position or a futures option position, and that Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.
     It is important to note that hedging costs are treated as capital transactions and are not, therefore, deducted from the Funds’ dividend distributions and are not reflected in yield.
     Additional Risks Associated with Commodity Futures Contracts. There are several additional risks associated with transactions in commodity futures contracts.
     Storage. Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while the Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.
     Reinvestment. In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for a Fund. If the nature of hedgers and speculators in futures markets has shifted when it is time for a Fund to reinvest the proceeds of a maturing contract in a new futures contract, the Fund might reinvest at higher or lower futures prices, or choose to pursue other investments.
     Other Economic Factors. The commodities that underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks that subject a Fund’s investments to greater volatility than investments in traditional securities.

     Additional Risks of Options on Securities or Indexes, Futures Contracts, Options on Futures Contracts and Forward Currency Exchange Contracts and Options Thereon. Options on securities or indexes, futures contracts, options on futures contracts, and options on currencies may be traded on non-U.S. exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, non-U.S. securities. Some non-U.S. exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. The value of such positions also could be adversely affected by (i) other complex non-U.S. political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Trust’s ability to act upon economic events occurring in non-U.S. markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume. In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on non-U.S. exchanges, any profits that a Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes. The value of some derivative instruments in which the Funds may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Funds, the ability of a Fund to utilize these instruments successfully may depend in part upon the ability of the Sub-Adviser to forecast interest rates and other economic factors correctly. If the Sub-Adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Funds could suffer losses. In addition, a Fund’s use of such instruments may increase or accelerate the amount of ordinary income recognized by its shareholders.
     Swap Agreements. The Funds may enter into total return swap agreements, credit default swap agreements and other swap agreements made with respect to interest rates, currencies, indexes or baskets of securities (or a single security), commodities and other assets or measures of risk or return. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return.
     Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to a number of years. Swap agreements are individually negotiated and structured to include exposure to a variety of types of investments or market factors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties generally are calculated with respect to a “notional amount,” such as the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index.
     Forms of swap agreements include: interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap;” interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor;” and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.
     The Funds also may enter into options on swap agreements (“swaptions”). A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Funds may write (sell) and purchase put and call swaptions. Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.
     Most swap agreements entered into by a Fund would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a Fund’s current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered through the segregation of assets determined to be liquid by the Manager or Sub-Adviser in accordance with procedures approved by the Board of Trustees. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities.
     Whether a Fund’s use of swap agreements or swaptions will be successful in furthering its investment objectives will depend on the Sub-Adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest. The Fund bears the risk that the Manager will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the Fund.
     Because swaps are two-party contracts that may be subject to contractual restrictions on transferability and termination and because, they may have terms of greater than seven days, swap agreements may be considered to be illiquid. If a swap is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.
     Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. When a counterparty’s obligations are not fully secured by collateral, then the Fund is essentially an unsecured creditor of the counterparty. If the counterparty defaults, the Fund will have contractual remedies, but there is no assurance that a counterparty will be able to meet its obligations pursuant to such contracts or that, in the event of default, the Fund will succeed in enforcing contractual remedies. Counterparty risk still exists even if a counterparty’s obligations are secured by collateral because the Fund’s interest in collateral may not be perfected or additional collateral may not be promptly posted as required. Counterparty risk also may be more pronounced if a counterparty’s obligations exceed the amount of collateral held by the Fund (if any), the Fund is unable to exercise its interest in collateral upon default by the counterparty, or the termination value of the instrument varies significantly from the marked-to-market value of the instrument.
     Counterparty risk with respect to derivatives will be affected by new rules and regulations affecting the derivatives market. Some derivatives transactions are required to be centrally cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds its cleared position, rather than the credit risk of its original counterparty to the derivative transaction. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses, and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. A clearing member is obligated by contract and by applicable regulation to segregate all funds received from customers with respect to cleared derivatives transactions from the clearing member’s proprietary assets. However, all funds and other property received by a clearing broker from its customers are generally held by the clearing broker on a commingled basis in an omnibus account, and the clearing member may invest those funds in certain instruments permitted under the applicable regulations. The assets of a Fund might not be fully protected in the event of the bankruptcy of a Fund’s clearing member, because the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker’s customers for a relevant account class. Also, the clearing member is required to transfer to the clearing organization the amount of margin required by the clearing organization for cleared derivatives, which amounts are generally held in an omnibus account at the clearing organization for all customers of the clearing member. Regulations promulgated by the CFTC require that the clearing member notify the clearing house of the amount of initial margin provided by the clearing member to the clearing organization that is attributable to each customer. However, if the clearing member does not provide accurate reporting, the Funds are subject to the risk that a clearing organization will use a Fund’s assets held in an omnibus account at the clearing organization to satisfy payment obligations of a defaulting customer of the clearing member to the clearing organization. In addition, clearing members generally provide to the clearing organization the net amount of variation margin required for cleared swaps for all of its customers in the aggregate, rather than the gross amount of each customer. The Funds are therefore subject to the risk that a clearing organization will not make variation margin payments owed to a Fund if another customer of the clearing member has suffered a loss and is in default, and the risk that a Fund will be required to provide additional variation margin to the clearing house before the clearing house will move the Fund’s cleared derivatives transactions to another clearing member. In addition, if a clearing member does not comply with the applicable regulations or its agreement with the Funds, or in the event of fraud or misappropriation of customer assets by a clearing member, a Fund could have only an unsecured creditor claim in an insolvency of the clearing member with respect to the margin held by the clearing member.
     If the Manager attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments.
     Many swaps are complex and often valued subjectively. Many over-the-counter derivatives are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or incorrect valuation. The pricing models used may not produce valuations that are consistent with the values the Fund realizes when it closes or sells an over-the-counter derivative. Valuation risk is more pronounced when the Fund enters into over-the-counter derivatives with specialized terms because the market value of those derivatives in some cases is determined in part by reference to similar derivatives with more standardized terms. Incorrect valuations may result in increased cash payment requirements to counterparties, undercollateralization and/or errors in calculation of the Fund’s net asset value.
     Title VII of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) established a framework for the regulation of OTC swap markets; the framework outlined the joint responsibility of the CFTC and the SEC in regulating swaps. The CFTC is responsible for the regulation of swaps, the SEC is responsible for the regulation of security-based swaps and jointly they are both responsible for the regulation of mixed swaps.
     Risk of Potential Governmental Regulation of Derivatives. It is possible that government regulation of various types of derivative instruments, including futures and swap agreements, may limit or prevent the Funds from using such instruments as a part of their investment strategy, and could ultimately prevent the Funds from being able to achieve their investment objectives. The effects of present or future legislation and regulation in this area are not known, but the effects could be substantial and adverse.
     The futures markets are subject to comprehensive statutes, regulations, and margin requirements. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading.
     The regulation of swaps and futures transactions in the U.S. is a rapidly changing area of law and is subject to modification by government and judicial action. There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in a Fund or the ability of a Fund to continue to implement its investment strategies. In particular, the Dodd-Frank Act was signed into law on July 21, 2010. The Dodd-Frank Act will change the way in which the U.S. financial system is supervised and regulated. Title VII of the Dodd-Frank Act sets forth a new legislative framework for over-the-counter (“OTC”) derivatives, such as swaps, in which the Funds may invest. Title VII of the Dodd-Frank Act makes broad changes to the OTC derivatives market, grants significant new authority to the SEC and the CFTC to regulate OTC derivatives and market participants, and will require clearing of many OTC derivatives transactions.

     Additional Risk Factors in Cleared Derivatives Transactions. Under recently adopted rules and regulations, transactions in some types of swaps (including interest rate swaps and credit default index swaps on North American and European indices) are required to be centrally cleared. In a cleared derivatives transaction, a Fund’s counterparty is a clearing house, rather than a bank or broker. Since the Funds are not members of clearing houses and only members of a clearing house can participate directly in the clearing house, the Funds will hold cleared derivatives through accounts at clearing members. In a cleared derivatives transactions, the Funds will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house.
     In many ways, centrally cleared derivative arrangements are less favorable to mutual funds than bilateral arrangements. For example, the Funds may be required to provide greater amounts of margin for cleared derivatives transactions than for bilateral derivatives transactions. Also, in contrast to bilateral derivatives transactions, following a period of notice to a Fund, a clearing member generally can require termination of existing cleared derivatives transactions at any time or increases in margin requirements above the margin that the clearing member required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing transactions or to terminate transactions at any time. Any increase in margin requirements or termination by the clearing member or the clearing house could interfere with the ability of a Fund to pursue its investment strategy. Further, any increase in margin requirements by a clearing member could also expose a Fund to greater credit risk to its clearing member, because margin for cleared derivatives transactions in excess of clearing house margin requirements typically is held by the clearing member. Also, a Fund is subject to risk if it enters into a derivatives transaction that is required to be cleared (or that the Manager or a Sub-Adviser expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. While the documentation in place between the Funds and their clearing members generally provides that the clearing members will accept for clearing all transactions submitted for clearing that are within credit limits (specified in advance) for each Fund, the Funds are still subject to the risk that no clearing member will be willing or able to clear a transaction. In those cases, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of the transaction, including loss of an increase in the value of the transaction and/or loss of hedging protection offered by the transaction. In addition, the documentation governing the relationship between the Funds and the clearing members is developed by the clearing members and generally is less favorable to the Funds than typical bilateral derivatives documentation. For example, this documentation generally includes a one-way indemnity by the Funds in favor of the clearing member, indemnifying the clearing member against losses it incurs in connection with acting as the Funds’ clearing member, and the documentation typically does not give the Funds any rights to exercise remedies if the clearing member defaults or becomes insolvent.
     These and other new rules and regulations could, among other things, further restrict a Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund, increasing margin or capital requirements, or otherwise limiting liquidity or increasing transaction costs. These regulations are new and evolving, so their potential impact on the Funds and the financial system are not yet known. While the new regulations and the central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause a number of those dealers to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that the new clearing mechanisms will achieve that result, and in the meantime, as noted above, central clearing will expose the Funds to new kinds of risks and costs.
Short Sales
     Except as specified in the Prospectuses, each of the Funds may make use of short sales transactions. A Fund may make use of short sales for investment and risk management purposes, including when a Sub-Adviser anticipates that the market price of securities will decline or will underperform relative to other securities held in the Fund’s portfolio. Short sales are transactions in which a Fund sells a security or other instrument (such as an option, forward, futures or other derivatives contract) that it does not own. A Fund may engage in short sales by entering into a repurchase agreement with respect to the securities it wishes to sell short. See “Repurchase Agreements.” Short exposure with respect to securities or market segments may also be achieved through the use of derivatives, such as futures on indices or swaps on individual securities. To the extent a Fund seeks to obtain some or all of its short exposure by using derivative instruments instead of engaging directly in short sales on individual securities, it will be subject to many of the risks described in this section, as well as to those described under “Derivative Instruments” above. When a Fund engages in a short sale on a security, it must borrow the security to be sold short and will be subject to an obligation to deliver it to the counterparty. A Fund will ordinarily have to pay a fee or premium to borrow a particular security and be obligated to repay the lender of the security any dividends or interest that accrue on the security during the period of the loan. The amount of any gain from a short sale will be reduced, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund pays in connection with the short sale. Until a short position is closed out, the net proceeds of the short sale will be retained by the lending broker to the extent necessary to meet margin requirements, together with any additional assets the broker requires as collateral. A Fund is also required to designate, on its books or the books of its custodian, liquid assets (less any additional collateral held by the broker) to cover the short sale obligation, marked-to-market daily, as described further below. Depending on the arrangements made with the broker or custodian, a Fund may or may not receive any payments (including interest) on collateral it has deposited.
     A short sale is “against the box” if a Fund holds in its portfolio or has the right to acquire the security sold short at no additional cost. For these purposes, a short sale will be considered to be “against the box” if the Fund holds or has the right to acquire securities which, without the payment of further consideration, are convertible or exchangeable for the securities sold short. Short sales by a Fund that are not made “against the box” create opportunities to increase the Fund’s return but, at the same time, involve special risk considerations and may be considered a speculative technique.
     Short sales may involve unlimited loss potential, as the market price of securities sold short may continuously increase, although it is possible that a Fund could mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market and other conditions, a Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when investment considerations would not favor such sales. A Fund’s use of short sales in combination with long positions in its portfolio in an attempt to improve performance may not be successful and may result in greater losses or lower positive returns than if the Fund held only long positions. It is possible that a Fund’s long equity positions will decline in value at the same time that the value of the securities it has sold short increase, thereby increasing potential losses to the Fund. In addition, a Fund’s short selling strategies may limit its ability to fully benefit from increases in the equity markets. Short selling also involves a form of financial leverage that may exaggerate any losses realized by a Fund that utilizes short sales. See “Leveraging Risk.” Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to a Fund. The SEC and other (including non-U.S.) regulatory authorities have previously imposed, and may in the future impose, restrictions on short selling, either on a temporary or permanent basis, which may include placing limitations on specific companies and/or industries with respect to which a Fund may enter into short positions. Any such restrictions may hinder a Fund in, or prevent it from, fully implementing its investment strategies, and may negatively affect performance.
     In the view of the SEC, a short sale involves the creation of a “senior security” as such term is defined in the 1940 Act, unless the sale is “against the box,” or unless the Fund’s obligation to deliver the securities sold short is “covered” by segregating cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any cash or securities required to be deposited as collateral with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short.

     Each Fund will not make short sales of securities or maintain a short position if doing so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the value of the Fund’s total assets.
     A Fund’s use of short sale transactions will likely increase the portion of the Fund’s distributions that are taxable to Fund shareholders as ordinary income. See “Taxation” below.
When-Issued, Delayed Delivery and Forward Commitment Transactions
     A Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. When delayed delivery purchases are outstanding, the Fund will segregate until the settlement date assets determined to be liquid by the Manager or a Sub-Adviser in accordance with procedures approved by the Board of Trustees in an amount sufficient to meet the purchase price. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery of the securities is made, although a Fund may earn income on segregated securities.
     When purchasing a security on a when-issued, delayed delivery or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because a Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If the Fund remains substantially fully invested at a time when delayed delivery purchases are outstanding, the delayed delivery purchases may result in a form of leverage.
     When the Fund has sold a security on a when-issued, delayed delivery or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a delayed delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery or forward commitment basis without owning the security, the Fund will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed upon price on the settlement date. The Fund may dispose of or renegotiate a transaction after it is entered into, and may sell when-issued, delayed delivery or forward commitment securities before the settlement date, which may result in a capital gain or loss.
     Each Fund may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time (“forward commitments”) if the Fund either (i) segregates until the settlement date assets determined to be liquid by the Manager or a Sub-Adviser in accordance with procedures approved by the Board of Trustees in an amount sufficient to meet the purchase price or (ii) enters into an offsetting contract for the forward sale of securities of equal value that it owns. The Funds may also enter into forward commitments for the purchase or sale of non-U.S. currencies. Forward commitments may be considered securities themselves. They involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund’s other assets. A Fund may dispose of a commitment prior to settlement and may realize short-term profits or losses upon such disposition.
Rights and Warrants to Purchase Securities
     A right is a privilege granted to existing shareholders of a corporation to subscribe for shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants are freely transferable and are often traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.
     Warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant or right, the warrant or right will expire worthless. Rights and warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock.

     Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.
Repurchase Agreements
     For the purposes of maintaining liquidity and achieving income, each Fund may enter into repurchase agreements with domestic commercial banks or registered broker/dealers. A repurchase agreement is a contract under which a Fund would acquire a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund’s cost plus interest). In the case of repurchase agreements with broker-dealers, the value of the underlying securities (or collateral) will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. This risk includes the risk of procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. The Manager and the Sub-Advisers, as appropriate, will monitor the creditworthiness of the counterparties.
Other Investment Companies
     The Funds may invest in securities of other open-end, closed-end or unit investment trust investment companies, including exchange-traded funds (“ETFs”), to the extent that such investments are consistent with the Fund’s investment objective and policies and permissible under the 1940 Act and related rules and any exemptive relief from or interpretations of the SEC.
     In general, under the 1940 Act, an investment company such as the Fund may not (i) own more than 3% of the outstanding voting securities of any one registered investment company, (ii) invest more than 5% of its total assets in the securities of any single registered investment company or (iii) invest more than 10% of its total assets in securities of other registered investment companies. The Target Funds rely on an exception to these limits provided in Section 12(d)(1)(G) of the 1940 Act to invest without limit in shares of Underlying Funds.
     A Fund may invest in other investment companies during periods when it has large amounts of uninvested cash, during periods when there is a shortage of attractive securities available in the market, or when a Sub-Adviser believes share prices of other investment companies offer attractive values. The Funds may also invest in other investment companies because the laws of some foreign countries may make it difficult or impossible for a Fund to invest directly in issuers organized or headquartered in those countries, or may limit such investments. The most efficient, and sometimes the only practical, means of investing in such companies may be through investment in other investment companies that in turn are authorized to invest in the securities of such issuers. The Funds may invest, in excess of the general limits described above, in investment companies that are advised by Allianz Global Fund Management or its affiliates, as well as in money market funds and ETF’s, to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC.

     Investment companies, and in particular ETFs, may be structured to perform in a similar fashion to a broad-based securities index or may focus on a particular strategy or class of assets. ETFs typically seek to track the performance or dividend yield of specific indexes or companies in related industries. These indexes may be broad-based, sector-based or international. Investing in investment companies involves substantially the same risks as investing directly in the underlying instruments, but also involves expenses at the investment company-level, such as portfolio management fees and operating expenses. These expenses are in addition to the fees and expenses of the fund itself, which may lead to duplication of expenses while the fund owns another investment company’s shares. In addition, investing in investment companies involves the risk that they will not perform in exactly the same fashion, or in response to the same factors, as the underlying instruments or index. For information regarding the tax treatment of ETFs, please see “Taxation” below.
     Open-end investment companies typically offer their shares continuously at net asset value plus any applicable sales charge and stand ready to redeem shares upon shareholder request. The shares of certain other types of investment companies, such as ETFs and closed-end investment companies, typically trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. In the case of closed-end investment companies, the number of shares is typically fixed. The securities of closed-end investment companies and ETFs carry the risk that the price the fund pays or receives may be higher or lower than the investment company’s net asset value. ETFs and closed-end investment companies are also subject to certain additional risks, including the risks of illiquidity and of possible trading halts due to market conditions or other reasons, based on the policies of the relevant exchange. The shares of investment companies, particularly closed-end investment companies, may also be leveraged, which would increase the volatility of the fund’s net asset value.
     As a shareholder in an investment company, a Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s management fees and other expenses with respect to assets so invested. A Fund’s shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may be leveraged and will therefore be subject to the same risks of leverage described in the Prospectuses and herein.
     The Target Funds ordinarily invest primarily, and the Multi-Asset Funds and the Global Fundamental Strategy Fund may invest, in the Funds or funds advised by the Manager and its affiliates. See “Investment Strategies of the Target Funds, the Multi-Asset Funds and the Global Fundamental Strategy Fund” below.
Investment Strategies of the Target Funds, the Multi-Asset Funds and the Global Fundamental Strategy Fund
     The Target Funds invest primarily, and the Multi-Asset Funds and the Global Fundamental Strategy Fund may invest, in Underlying Funds, which include certain series of the Trust and series of Allianz Funds, PIMCO Equity Series, PIMCO ETF Trust and PIMCO Funds, as specified in the Prospectuses. By investing in Underlying Funds, the Target Funds, the Multi-Asset Funds and the Global Fundamental Strategy Fund may be subject to some or all of the risks associated with the securities, instruments and techniques utilized by the Funds as described herein. They may also be subject to additional risks associated with other securities, instruments and techniques utilized by Underlying Funds that are series of Allianz Funds, PIMCO Equity Series, PIMCO ETF Trust and PIMCO Funds. The Allianz Funds, PIMCO Equity Series, PIMCO ETF Trust and PIMCO Funds series and their attendant risks are described in the current prospectuses and Statements of Additional Information of Allianz Funds, PIMCO Equity Series, PIMCO ETF Trust and PIMCO Funds, which are included in the Allianz Funds registration statement (File Nos. 033-36528 and 811-06161), PIMCO Equity Series registration statement (Files Nos. 333-164077 and 811-22375), PIMCO ETF Trust registration statement (Files Nos. 333-155395 and 811-22250) and PIMCO Funds registration statement (File Nos. 033-12113 and 811-5028) on file with the SEC. In addition, summary information about the principal investments and strategies and principal risks of the Underlying Funds is contained in Appendix E to this Statement of Additional Information. These summaries are qualified in their entirety by reference to the prospectuses and Statements of Additional Information of the Trust, Allianz Funds, PIMCO Equity Series, PIMCO ETF Trust and PIMCO Funds, and the Trust disclaims any obligation to update these summaries in the event the information in the applicable Underlying Fund prospectus and/or Statement of Additional Information changes. The principal investments and strategies and principal risks of the Underlying Funds may change following the date of this Statement of Additional Information, and investors should refer to the prospectuses and Statements of Additional Information of the Trust, Allianz Funds, PIMCO Equity Series, PIMCO ETF Trust and PIMCO Funds for the most current information regarding the Underlying Funds. These documents may be obtained free of charge by calling Allianz Global Investors Distributors LLC at 1-800-498-5413.
Illiquid Securities
     A Fund may invest in securities that are illiquid, so long as no more than 15% of the net assets of the Fund (taken at market value at the time of investment) would be invested in such securities. Certain illiquid securities may require pricing using fair valuation procedures approved by the Board of Trustees. A Sub-Adviser may be subject to significant delays in disposing of illiquid securities, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities.

     The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Depending on the circumstances, illiquid securities may be considered to include, among other things, written over-the-counter options and other derivative instruments, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits that are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), securities that are subject to legal or contractual restrictions on resale (such as privately placed debt securities), and other securities that legally or in the Manager’s or a Sub-Adviser’s opinion may be deemed illiquid (not including securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper that the Manager or a Sub-Adviser has determined to be liquid under procedures approved by the Board of Trustees).
Corporate Debt Securities
     The Funds may invest in a variety of bonds and related debt obligations of varying maturities issued by U.S. and non-U.S. companies, banks and other corporate entities. Corporate debt securities include bills, notes, debentures, money market instruments and similar instruments and securities, and are generally used by corporations and other issuers to borrow money from investors for such purposes as working capital or capital expenditures. The issuer pays the investor a variable or fixed rate of interest and normally must repay the amount borrowed on or before maturity. Certain bonds are “perpetual” in that they have no maturity date.
     The investment return of corporate debt securities reflects interest earnings and changes in the market value of the security. The market value of a corporate debt obligation may be expected to rise and fall inversely with interest rates generally. In addition to interest rate risk, corporate debt securities also involve the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.
U.S. Government Securities
     U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Funds’ shares. U.S. Government securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk. Investments in U.S. Government Securities remain subject to the risks associated with downgrade or default. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA”), are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as securities issued by members of the Farm Credit System, are supported only by the credit of the agency, instrumentality or corporation. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.
     Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. GNMA, a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.
     Prior to September 2008, FNMA and FHLMC were government-sponsored enterprises owned entirely by private stockholders. However, the value of these entities’ stock fell sharply in 2008 due to concerns that the entities did not have sufficient capital to offset losses and in mid-2008, the U.S. Treasury was authorized to increase the size of home loans that FNMA and FHLMC could purchase in certain residential areas and, until 2009, to lend FNMA and FHLMC emergency funds and to purchase the entities’ stock. In September 2008, the U.S. Treasury announced that FNMA and FHLMC had been placed in conservatorship by the Federal Housing Finance Agency (“FHFA”), a newly created independent regulator. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC.
     In connection with the conservatorship, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury would purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. In 2009, the U.S. Treasury announced that it was doubling the size of its commitment to each enterprise under the Senior Preferred Stock Program to $200 billion. The U.S. Treasury’s obligations under the Senior Preferred Stock Program are for an indefinite period of time for a maximum amount of $200 billion per enterprise. In 2009, the U.S. Treasury further amended the Senior Preferred Stock Purchase Agreement to allow the cap on the U.S. Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in FNMA’s and FHLMC’s net worth through the end of 2012. In August 2012, the Senior Preferred Stock Purchase Agreement was further amended to, among other things, accelerate the wind down of the retained portfolio, terminate the requirement that FNMA and FHLMC each pay a 10% dividend annually on all amounts received under the funding commitment, and require the submission of an annual risk management plan to the U.S. Treasury.
     FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The Senior Preferred Stock Purchase Agreement is intended to enhance each of FNMA’s and FHLMC’s ability to meet its obligations. The FHFA has indicated that the conservatorship of each enterprise will end when the director of FHFA determines that FHFA’s plan to restore the enterprise to a safe and solvent condition has been completed.

     Under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), which was included as part of the Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver. FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for FNMA or FHLMC, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of FNMA’s or FHLMC’s assets available therefor.
     In the event of repudiation, the payments of interest to holders of FNMA or FHLMC mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders. Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of FNMA or FHLMC mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.
     In addition, certain rights provided to holders of mortgage-backed securities issued by FNMA and FHLMC under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for FNMA and FHLMC mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of FNMA or FHLMC, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace FNMA or FHLMC as trustee if the requisite percentage of mortgage-backed securities holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed. The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which FNMA or FHLMC is a party, or obtain possession of or exercise control over any property of FNMA or FHLMC, or affect any contractual rights of FNMA or FHLMC, without the approval of FHFA, as conservator or receiver, for a period of 45 or 90 days following the appointment of FHFA as conservator or receiver, respectively.
     In addition, in a February 2011 report to Congress from the Treasury Department and the Department of Housing and Urban Development, the Obama administration provided a plan to reform America’s housing finance market. The plan would reduce the role of and eventually eliminate FNMA and FHLMC. Notably, the plan does not propose similar significant changes to GNMA, which guarantees payments on mortgage-related securities backed by federally insured or guaranteed loans such as those issued by the Federal Housing Association or guaranteed by the Department of Veterans Affairs. The report also identified three proposals for Congress and the administration to consider for the long-term structure of the housing finance markets after the elimination of FNMA and FHLMC, including implementing: (i) a privatized system of housing finance that limits government insurance to very limited groups of creditworthy low- and moderate-income borrowers; (ii) a privatized system with a government backstop mechanism that would allow the government to insure a larger share of the housing finance market during a future housing crisis; and (iii) a privatized system where the government would offer reinsurance to holders of certain highly-rated mortgage-related securities insured by private insurers and would pay out under the reinsurance arrangements only if the private mortgage insurers were insolvent.
     U.S. Government securities include securities that have no coupons, or have been stripped of their unmatured interest coupons, individual interest coupons from such securities that trade separately, and evidences of receipt of such securities. Such securities may pay no cash income, and are purchased at a deep discount from their value at maturity. Because interest on zero coupon securities is not distributed on a current basis but is, in effect, compounded, zero coupon securities tend to be subject to greater risk than interest-paying securities of similar maturities. Custodial receipts issued in connection with so-called trademark zero coupon securities, such as CATs and TIGRs, are not issued by the U.S. Treasury, and are therefore not U.S. Government securities, although the underlying bond represented by such receipt is a debt obligation of the U.S. Treasury. Other zero coupon Treasury securities (e.g., STRIPs and CUBEs) are direct obligations of the U.S. Government.
High Yield Securities (“Junk Bonds”)
     The Funds may invest in debt securities, including convertible securities, that are below investment grade quality. A security is considered to be below “investment grade” quality if it is either (1) not rated in one of the four highest rating categories by one of the Nationally Recognized Statistical Rating Organizations (“NRSROs”) (i.e., rated Ba or below by Moody’s Investors Service, Inc. (“Moody’s”) or BB or below by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”)) or (2) if unrated, determined by the relevant Sub-Adviser to be of comparable quality to obligations so rated. Additional information about Moody’s, S&P’s and Fitch’s securities ratings are included in Appendix A to this Statement of Additional Information.
     Below investment grade securities are sometimes referred to as “high yield securities” or “junk bonds.” Investing in high yield securities involves special risks in addition to the risks associated with investments in higher rated debt securities. While investments in high yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality securities, investments in high yield securities typically entail greater price volatility as well as principal and income risk. High yield securities are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The Funds may continue to hold high yield securities following a decline in their rating if in the opinion of the

Manager or the Sub-Adviser, as the case may be, it would be advantageous to do so. Investments in high yield securities are described as “speculative” by ratings agencies. Securities ranked in the lowest investment grade category may also be considered speculative by certain ratings agencies.
     High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of high yield securities are likely to be sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, the Funds investing in such securities may incur additional expenses to seek recovery. The market prices of high yield securities structured as “zero-coupon” or “pay-in-kind” securities are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities that pay interest periodically and in cash. Even though such securities do not pay current interest in cash, a Fund nonetheless is required to accrue interest income on these investments and to distribute the interest income on a current basis. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.
     Prices of high yield securities are generally more sensitive to economic downturns or individual corporate developments than higher quality securities. The secondary market on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Funds could sell a high yield security, and could adversely affect a Fund’s daily net asset value. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly traded market. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value lower rated securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.
     The average maturity or duration of the debt securities in a Fund’s portfolio may vary in response to anticipated changes in interest rates and to other economic factors. Securities may be bought and sold in anticipation of a decline or a rise in market interest rates. In addition, a Fund may sell a security and purchase another of comparable quality and maturity (usually, but not always, of a different issuer) at approximately the same time to take advantage of what are believed to be short-term differentials in values or yields.
Inflation-Indexed Bonds
     The Funds may invest in inflation-indexed bonds, which are debt obligations whose value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond. Many other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semiannual coupon.
     Inflation-indexed bonds issued by the U.S. Treasury have maturities of approximately five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and the rate of inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).
     If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. A Fund may also invest in other inflation-related bonds that may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.
     The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

     While these securities are expected to provide protection from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.
     The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a non-U.S. government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any non-U.S. inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a non-U.S. country will be correlated to the rate of inflation in the United States.
     Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.
Delayed Funding Loans and Revolving Credit Facilities
     The Funds may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including a time when the company’s financial condition makes it unlikely that such amounts will be repaid).
     The Funds may acquire a participation interest in delayed funding loans or revolving credit facilities from a bank or other financial institution. See “Loan Participations and Assignments” below. The terms of the participation require a Fund to make a pro rata share of all loans extended to the borrower and entitle a Fund to a pro rata share of all payments made by the borrower. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and also limited opportunities may exist to resell such investments. These instruments may often be illiquid. See “Characteristics and Risks of Securities and Investment Techniques—Illiquid Securities” in the Prospectuses. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. To the extent that a Fund is committed to advance additional funds, it will at all times segregate assets that the Manager or Sub-Adviser, in accordance with procedures approved by the Board of Trustees, have determined are liquid in an amount sufficient to meet such commitments.
Event-Linked Bonds
     The Funds may obtain event-linked exposure by investing in “event-linked bonds” or “event-linked swaps,” or may implement “event-linked strategies.” Event-linked exposure results in gains that typically are contingent on the non-occurrence of a specific “trigger” event, such as a hurricane or an earthquake or other physical or weather-related phenomena. Some event-linked bonds are commonly referred to as “catastrophe bonds.” They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities (such special purpose entities are created to accomplish a narrow and well-defined objective, such as the issuance of a note in connection with a reinsurance transaction). If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a Fund investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Fund would expect to recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company wide losses, index-portfolio losses, industry indices or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. In addition to the specified trigger events, event-linked bonds may also expose a Fund to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.
     Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history for many of these securities, and there can be no assurance that a liquid market in these bonds will develop. See “Characteristics and Risks of Securities and Investment Techniques—Illiquid Securities” in the Prospectuses. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Fund may be forced to liquidate positions when it would not be advantageous to do so.
Loan Participations and Assignments
     The Funds may invest in fixed- and floating-rate loans arranged through private negotiations between an issuer of debt instruments and one or more financial institutions (“lenders”). Generally, a Fund’s investments in loans are expected to take the form of loan participations and assignments of portions of loans from third parties.

     Large loans to corporations or governments may be shared or syndicated among several lenders, usually banks. A Fund may participate in such syndicates, or can buy part of a loan, becoming a direct lender. Participations and assignments involve special types of risk, including liquidity risk and the risks of being a lender. If a Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower. With respect to assignments, a Fund’s rights against the borrower may be more limited than those held by the original lender.

Participation on Creditors Committees
     A Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Fund. Such participation may subject a Fund to expenses such as legal fees and may make the Fund an “insider” of the issuer for purposes of the federal securities laws, and therefore may restrict the Fund’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by a Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. A Fund would participate in such committees only when the Manager and the relevant Sub-Adviser believe that such participation is necessary or desirable to enforce the Fund’s rights as a creditor or to protect the value of securities held by the Fund.
Bank Obligations
     The Funds may invest in bank capital securities. Bank capital securities are issued by banks to help fulfill their regulatory capital requirements. There are three common types of bank capital: Lower Tier II, Upper Tier II and Tier I. Bank capital is generally, but not always, of investment grade quality. Upper Tier II securities are commonly thought of as hybrids of debt and preferred stock. Upper Tier II securities are often perpetual (with no maturity date), callable and have a cumulative interest deferral feature. This means that under certain conditions, the issuer bank can withhold payment of interest until a later date. However, such deferred interest payments generally earn interest. Tier I securities often take the form of trust preferred securities.
     Bank obligations in which the Funds may invest include certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and that earn a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are generally no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is generally no market for such deposits. Fixed time deposits which (1) are not subject to prepayment or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) may be considered illiquid for purposes of the Funds’ restrictions on investments in illiquid securities. Each Fund may also hold funds in an interest-bearing account for temporary purposes.
     Obligations of non-U.S. banks involve certain risks associated with investing in non-U.S. securities described under “Non-U.S. Securities” above, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of United States banks, that a non-U.S. jurisdiction might impose withholding taxes on interest income payable on those obligations, that non-U.S. deposits may be seized or nationalized, that non-U.S. governmental restrictions such as exchange controls may be adopted and in turn might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning non-U.S. banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to non-U.S. banks may differ from those applicable to United States banks. Non-U.S. banks are not generally subject to examination by any U.S. Government agency or instrumentality.
Senior and Other Bank Loans
     The Funds may invest in fixed- and floating-rate loans issued by banks (including, among others, Senior Loans, delayed funding loans and revolving credit facilities). Loan interests may take the form of direct interests acquired during a primary distribution and may also take the form of assignments of, novations of or participations in a bank loan acquired in secondary markets.
     As noted, the Funds may purchase “assignments” of bank loans from lenders. The purchaser of an assignment typically succeeds to all the rights and obligations under the loan agreement with the same rights and obligations as the assigning lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.
     The Funds may also invest in “participations” in bank loans. Participations by the Funds in a lender’s portion of a bank loan typically will result in the Funds having a contractual relationship only with such lender, not with the borrower. As a result, the Funds may have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by such lender of such payments from the borrower. In connection with purchasing participations, the Funds generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights with respect to any funds acquired by other lenders through set-off against the borrower, and the Funds may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, the Funds may assume the credit risk of both the borrower and the lender selling the participation.

     The Senior Loans in which the Funds may invest typically pay interest at rates that are re-determined periodically on the basis of a floating base lending rate (such as the LIBOR Rate) plus a premium. Although Senior Loans are typically of below investment grade quality (i.e., high yield securities), they tend to have more favorable recovery rates than other types of below investment grade quality debt obligations. Senior Loans generally (but not always) hold the most senior position in the capital structure of a borrower and are often secured with collateral. A Senior Loan is typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a lending syndicate of financial institutions (“Lenders”). The Agent typically administers and enforces the Senior Loan on behalf of the other Lenders in the syndicate. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Lenders. A financial institution’s employment as an Agent might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor Agent would generally be appointed to replace the terminated Agent, and assets held by the Agent under the loan agreement would likely remain available to holders of such indebtedness. However, if assets held by the Agent for the benefit of the Funds were determined to be subject to the claims of the Agent’s general creditors, the Funds might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or government agency) similar risks may arise.
     Purchasers of Senior Loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate or other borrower for payment of principal and interest. If the Funds does not receive scheduled interest or principal payments on such indebtedness, the net asset value, market price and/or yield of the common shares could be adversely affected. Senior Loans that are fully secured may offer the Funds more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of any collateral from a secured Senior Loan would satisfy the borrower’s obligation, or that such collateral could be liquidated. Also, the Funds may invest in Senior Loans that are unsecured.
     Senior Loans and interests in other bank loans may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Sub-Adviser believes to be a fair price.
     Senior Loans usually require, in addition to scheduled payments of interest and principal, the prepayment of the Senior Loan from free cash flow. The degree to which borrowers prepay Senior Loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among lenders, among others. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Funds derives interest income will be reduced. However, the Funds may receive both a prepayment penalty fee from the prepaying borrower and a facility fee upon the purchase of a new Senior Loan with the proceeds from the prepayment of the former. The effect of prepayments on a Fund’s performance may be mitigated by the receipt of prepayment fees and the Fund’s ability to reinvest prepayments in other Senior Loans that have similar or identical yields.
Commercial Paper
     Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. The commercial paper purchased by the Funds may consist of U.S. dollar- or foreign currency-denominated obligations of domestic or non-U.S. issuers, and may be rated or unrated (see Appendix A for a description of the ratings assigned by various rating agencies to commercial paper). The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies. See also “Mortgage-Related and Asset-Backed Securities — Asset-Backed Securities” for a discussion of asset-backed commercial paper.
Money Market Instruments
     Money market instruments may include, among other things, (1) short-term U.S. Government securities; (2) certificates of deposit, bankers’ acceptances and other bank obligations; (3) commercial paper; (4) corporate obligations with a remaining maturity of 397 days or less; and (5) repurchase agreements with banks or registered broker dealers. Money market instruments may also include variable amount master demand notes, which are corporate obligations that permit the investment of fluctuating amounts by a Fund at varying rates of interest under direct arrangements between the Fund, as lender, and the borrower, and which permit daily changes in the amounts borrowed. The Fund has the right to increase the amount invested under such notes at any time up to the full amount provided by the note agreement or to decrease the amount, while the borrower may prepay up to the full amount of the note without penalty. Variable amount master demand notes may or may not be backed by bank letters of credit.

Variable and Floating Rate Securities
     Variable- or floating-rate securities are securities that pay interest at rates that adjust whenever a specified interest rate changes, float at a fixed margin above a generally recognized base lending rate and/or reset or are redetermined (e.g., pursuant to an auction) on specified dates (such as the last day of a month or calendar quarter). These instruments may include, without limitation, variable-rate preferred stock, bank loans, money market instruments and certain types of mortgage-backed and other asset-backed securities. Due to their variable- or floating-rate features, these instruments will generally pay higher levels of income in a rising interest rate environment and lower levels of income as interest rates decline. For the same reason, the market value of a variable- or floating-rate instrument is generally expected to have less sensitivity to fluctuations in market interest rates than a fixed-rate instrument, although the value of a floating-rate instrument may nonetheless decline as interest rates rise and due to other factors, such as changes in credit quality.
     The Funds may invest in floating-rate debt instruments (“floaters”) and engage in credit-spread trades. The interest rate on a floater is a variable rate that is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest-rate reset feature, floaters provide a Fund with a certain degree of protection against rises in interest rates, a Fund will participate in any declines in interest rates as well. A credit-spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies. The Funds may also invest in inverse floating-rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may exhibit greater price volatility than a fixed-rate obligation of similar credit quality. When a Fund holds variable- or floating-rate securities, a decrease (or, in the case of inverse floating-rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value of the Fund’s shares.
     Certain of a Fund’s investments, including variable- and floating-rate securities, may require the Fund to accrue and distribute income not yet received. As a result, in order to generate cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it would otherwise have continued to hold. Please see “Taxation.”
Zero Coupon, Pay-in-Kind and Step Coupon Securities
     Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind bonds normally give the issuer an option to pay in cash at a coupon payment date or in securities with a face value equal to the amount of the coupon payment that would have been made.
     Because the Funds will not receive cash payments on a current basis in respect of accrued original-issue discount on zero coupon bonds or step coupon bonds during the period before interest payments begin, in some years the Funds may have to distribute cash obtained from other sources in order to satisfy the distribution requirements for treatment as a regulated investment company under the Code. The Fund might obtain such cash from selling other portfolio holdings, which might cause the Fund to incur capital gains or losses on the sale. These actions are likely to reduce the assets to which Fund expenses could be allocated and to reduce the rate of return for the Fund. In addition, such sales might be necessary even though investment considerations might otherwise make it undesirable for the Fund to sell the securities at the time. Please see “Taxation.”
     Generally, the market prices of zero coupon, step coupon and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality. Under many market and other conditions, investments in zero coupon, step-coupon and pay-in-kind securities may be illiquid, making it difficult for a Fund to dispose of them or to determine their current value.
Municipal Securities
     The Funds may invest in municipal securities issued by states, territories and possessions of the United States and the District of Columbia. The value of municipal securities can be affected by changes in their actual or perceived credit quality. The credit quality of municipal securities can be affected by, among other things, the financial condition of the issuer or guarantor, the issuer’s future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the state or region where the security is issued, and the liquidity of the security. Because municipal securities are generally traded over-the-counter, the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security. The liquidity of some municipal obligations may be enhanced by demand features, which may enable a Fund to demand payment on short notice from the issuer or a financial intermediary.

     The Funds may purchase insured municipal debt securities in which scheduled payments of interest and principal are guaranteed by a private, non-governmental or governmental insurance company. The insurance does not guarantee the market value of the municipal debt or the value of the shares of a Fund.
     Securities of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Code. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. Furthermore, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal obligations may be materially affected.
     Municipal securities may include “moral obligation” securities, which are usually issued by special purpose public authorities. If the issuer of moral obligation bonds cannot fulfill its financial responsibilities from current revenues, it may draw upon a reserve fund, the maintenance and restoration of which is a moral commitment but not a legal obligation of the state or municipality that created the issuer.
     Municipal securities may also include industrial development bonds and pollution control bonds, which in most cases are revenue bonds and generally are not payable from the unrestricted revenues of an issuer. They are issued by or on behalf of public authorities to raise money to finance privately operated facilities for business, manufacturing, housing, sport complexes, and pollution control. Consequently, the credit quality of these securities depend upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations.
     The Funds may invest in lease obligations or installment purchase contract obligations of municipal authorities or entities (“municipal lease obligations”). Although lease obligations do not constitute general obligations of the municipality for which its taxing power is pledged, a lease obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate and make the payment due under the lease obligation. The Funds may also purchase “certificates of participation,” which are securities issued by a particular municipality or municipal authority to evidence a proportionate interest in base rental or lease payments relating to a specific project to be made by the municipality, agency or authority. However, certain lease obligations contain “non-appropriation” clauses that provide that the municipality has no obligation to make lease or installment purchase payments in any year unless money is appropriated for such purpose for such year. Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of default and foreclosure might prove difficult.
     The Funds may also invest in various short-term municipal securities, including tax anticipation notes, revenue anticipation notes, bond anticipation notes, construction loan notes and short-term discount notes. Tax Anticipation Notes are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable from these specific future taxes. They are usually general obligations of the issuer, secured by the taxing power of the municipality for the payment of principal and interest when due. Revenue Anticipation Notes are generally issued in expectation of receipt of other kinds of revenue, such as the revenues expected to be generated from a particular project. They may also be general obligations of the issuer. Bond Anticipation Notes normally are issued to provide interim financing until long-term financing can be arranged. The long-term bonds then provide the money for the repayment of the notes. Construction Loan Notes are sold to provide construction financing for specific projects. After successful completion and acceptance, many such projects may receive permanent financing through another source. Short-Term Discount Notes (tax-exempt commercial paper) are short-term (365 days or less) promissory notes issued by municipalities to supplement their cash flow.
     Pre-refunded municipal bonds are tax-exempt bonds that have been refunded to a call date on or before the final maturity of principal and remain outstanding in the municipal market. The payment of principal and interest of the pre-refunded municipal bonds held by a fund is fund from securities in a designated escrow account that holds U.S. Treasury securities or other obligations of the U.S. Government, including its agencies and instrumentalities (“Agency Securities”). While still tax-exempt, pre-refunded municipal bonds usually will bear a Aaa rating (if a re-rating has been requested and paid for) because they are backed by the U.S. Treasury or Agency Securities. As the payment of principal and interest is generated from securities held in a designated escrow account, the pledge of the municipality has been fulfilled and the original pledge of revenue by the municipality is no longer in place. The escrow account securities pledged to pay the principal and interest of the pre-refunded municipal bonds held by a fund may subject the fund to interest rate risk and market risk. In addition, while a secondary market exists for pre-refunded municipal bonds, if a fund sells pre-refunded municipal bonds prior to maturity, the price received may be more or less than the original cost, depending on market conditions at the time of sale.

     Residual interest bonds (“RIBs”) are municipal bonds that brokers create by depositing a municipal bond in a trust. The interest rate for the variable rate security is determined by the remarketing broker-dealer, while the RIB holder receives the balance of the income from the underlying municipal bond. The market prices of RIBs may be highly sensitive to changes in market rates and may decrease significantly when market rates increase. In a transaction in which a fund purchases a RIB from a trust where the underlying municipal bond was held by a fund prior to being deposited into a trust, a fund treats the transaction as a secured borrowing for financial reporting purposes. As a result, a fund will incur a non-cash interest expense with respect to interest paid by the trust on the variable rate securities, and will recognize additional interest income in an amount directly corresponding to the non-cash interest expense. Therefore, a funds NAV per share and performance are not affected by the non-cash interest expense. This accounting treatment does not apply to RIBS acquired by funds where a fund did not previously own the underlying municipal bond.
     A Fund may invest in Build America Bonds, which are taxable municipal bonds with federal subsidies for a portion of the issuer’s borrowing costs. Build America Bonds were issued through the Build America Bond program, which was created as part of the American Recovery and Reinvestment Act of 2009 (the “Act”). The objective of the program was to reduce the borrowing costs of state and local governments. Because the Act was not extended beyond its expiration date on December 31, 2010, tax subsidies will not apply to, and the Funds will not purchase, Build America Bonds issued following such date (if any). However, Build America Bonds outstanding and issued before such date remain eligible for the federal interest rate subsidy, which continues for the life of the Build America Bonds.
     The interest the Fund receives from its investments in either type of Build America Bonds will be included in a Fund’s taxable income and distributed to shareholders as taxable ordinary income. For any tax credit Build America Bond held by the Fund, the Fund may elect to pass through to its shareholders any tax credits from those bonds that otherwise would be allowed to the Fund. These tax credits can generally be used to offset U.S. federal income taxes and the federal alternative minimum tax, but such credits are generally not refundable. Any unused credits may be carried forward to succeeding taxable years.
Mortgage-Related and Asset-Backed Securities
     The Funds may invest in mortgage-related securities, and in other asset-backed securities (whether or not related to mortgage loans) that are offered to investors currently or in the future. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. The value of some mortgage-related or asset-backed securities in which the Funds invest may be particularly sensitive to changes in prevailing interest rates, and, like other debt securities, the ability of a Fund to utilize these instruments successfully may depend in part upon the ability of the applicable Sub-Adviser to forecast interest rates and other economic factors correctly. Certain debt securities are also secured with collateral consisting of mortgage-related securities. See “Collateralized Mortgage Obligations” below.
     Through investments in mortgage-related securities, including those that are issued by private issuers, the Funds may have some exposure to subprime loans as well as to the mortgage and credit markets generally. Private issuers include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles or SPVs) and other entities that acquire and package mortgage loans for resale as mortgage-related securities.
     In addition, mortgage-related securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label mortgage-related securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.
     The risk of non-payment is greater for mortgage-related securities that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.

     Mortgage Pass-Through Securities. Mortgage Pass-Through Securities are securities representing interests in “pools” of mortgage loans secured by residential or commercial real property. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment that consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs that may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

     The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. Early repayment of principal on some mortgage-related securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs that may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Like other debt securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other debt securities. Adjustable rate mortgage-related and other asset-backed securities are also subject to some interest rate risk. For example, because interest rates on most adjustable rate mortgage- and other asset-backed securities only reset periodically (e.g., monthly or quarterly), changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the market value of these securities, including declines in value as interest rates rise. In addition, to the extent that unanticipated rates of prepayment on underlying mortgages increase the effective duration of a mortgage-related security, the volatility of such security can be expected to increase.
     The residential mortgage market in the United States recently has experienced difficulties that may adversely affect the performance and market value of certain of the Funds’ mortgage-related investments. Delinquencies and losses on residential mortgage loans (especially subprime and second-lien mortgage loans) generally have increased recently and may continue to increase, and a decline in or flattening of housing values (as has recently been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. Also, a number of residential mortgage loan originators have recently experienced serious financial difficulties or bankruptcy. Owing largely to the foregoing, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.
     Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by GNMA) or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by the FNMA or the FHLMC). The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs (the “VA”).
     Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the FHLMC. FNMA is a government-sponsored corporation. As described above under “Government Securities,” FNMA is now under conservatorship by the FHFA. FNMA primarily purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers, which includes state and federally chartered savings and loan associations, mutual savings banks, commercial banks, and credit unions and mortgage bankers, although it may purchase other types of mortgages as well. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations.
     FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation that issues Participation Certificates (“PCs”) which represent interests in conventional mortgages from FHLMC’s national portfolio. As described above under “U.S. Government Securities,” FHLMC is now under conservatorship by the FHFA. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations.
     Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Fund may buy mortgage-related securities without insurance or guarantees. Securities issued by certain private organizations may not be readily marketable.
     Mortgage-related securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to a Fund’s industry concentration restrictions (see “Investment Restrictions”) by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Funds take the position that mortgage-related securities do not represent interests in any particular “industry” or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.
     Collateralized Mortgage Obligations (“CMOs”). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semi-annually or on a monthly basis. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.
     CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. This payment structure provides investors with some protection against a premature return of principal.
     In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begin to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.
     CMOs that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be considered U.S. Government securities by a Fund, while other CMOs, even if collateralized by U.S. Government securities, will have the same status as other privately issued securities for purposes of applying a Fund’s diversification tests.
     FHLMC Collateralized Mortgage Obligations. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates, which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Payments of principal and interest on the CMOs are made semi-annually, as opposed to monthly. The amount of principal payable on each semi-annual payment date is determined in accordance with FHLMC’s mandatory sinking fund schedule, which in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC’s minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the “pass-through” nature of all principal payments received on the collateral pool in excess of FHLMC’s minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.
     If collection of principal (including prepayments) on the mortgage loans during any semi-annual payment period is not sufficient to meet FHLMC’s minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

     Criteria for the mortgage loans in the pool backing the FHLMC CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.
     Commercial Mortgage-Backed Securities. Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.
     Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.
     CMO Residuals. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.
     The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only (“IO”) class of stripped mortgage-backed securities. See “Other Mortgage-Related Securities—Stripped Mortgage-Backed Securities.” In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Fund may fail to recoup some or all of its initial investment in a CMO residual.
     CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has developed fairly recently and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. CMO residuals may, or pursuant to an exemption therefrom, may not, have been registered under the Securities Act of 1933, as amended (the “1933 Act”). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to a Fund’s limitations on investment in illiquid securities.
     Adjustable Rate Mortgage Backed Securities. Adjustable rate mortgage-backed securities (“ARMBSs”) have interest rates that reset at periodic intervals. Acquiring ARMBSs permits a Fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBSs are based. Such ARMBSs generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a Fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMBSs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, a Fund holding an ARMBS does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMBSs behave more like fixed income securities and less like adjustable rate securities and are subject to the risks associated with fixed income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.

     Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities (“SMBS”) are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

     SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories. SMBS may be deemed “illiquid” and subject to a Fund’s limitations on investment in illiquid securities.
     Asset-Backed Securities. The Funds may invest in, or have exposure to, asset-backed securities, which are securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., trade receivables). The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided.
     The underlying assets (e.g., loans) are subject to prepayments that shorten the securities’ weighted average maturity and may lower their return. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of these securities also may change because of changes in the market’s perception of the creditworthiness of the servicing agent for the pool, the originator of the pool or the financial institution or trust providing the credit support or enhancement. Typically, there is no perfected security interest in the collateral that relates to the financial assets that support asset-backed securities. Asset-backed securities have many of the same characteristics and risks as the mortgage-backed securities described above.
     The Funds may purchase or have exposure to commercial paper, including asset-backed commercial paper (“ABCP”), that is issued by structured investment vehicles or other conduits. These conduits may be sponsored by mortgage companies, investment banking firms, finance companies, hedge funds, private equity firms and special purpose finance entities. ABCP typically refers to a short-term debt security, the payment of which is supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both. Assets backing ABCP include credit card, car loan and other consumer receivables and home or commercial mortgages, including subprime mortgages. The repayment of ABCP issued by a conduit depends primarily on the cash collections received from the conduit’s underlying asset portfolio and the conduit’s ability to issue new ABCP. Therefore, there could be losses to a Fund investing in ABCP in the event of credit or market value deterioration in the conduit’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing ABCP, or the conduit’s inability to issue new ABCP. To protect investors from these risks, ABCP programs may be structured with various protections, such as credit enhancement, liquidity support, and commercial paper stop-issuance and wind-down triggers.
     However there can be no guarantee that these protections will be sufficient to prevent losses to investors in ABCP.
     Some ABCP programs provide for an extension of the maturity date of the ABCP if, on the related maturity date, the conduit is unable to access sufficient liquidity through the issue of additional ABCP. This may delay the sale of the underlying collateral and a Fund may incur a loss if the value of the collateral deteriorates during the extension period. Alternatively, if collateral for ABCP deteriorates in value, the collateral may be required to be sold at inopportune times or at prices insufficient to repay the principal and interest on the ABCP. ABCP programs may provide for the issuance of subordinated notes as an additional form of credit enhancement. The subordinated notes are typically of a lower credit quality and have a higher risk of default. A Fund purchasing these subordinated notes will therefore have a higher likelihood of loss than investors in the senior notes.
     Collateralized Debt Obligations. The Funds may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust that is backed by a diversified pool of high risk, below investment grade debt securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.
     For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, downgrades of the underlying collateral by rating agencies, forced liquidation of the collateral pool due to a failure of coverage tests, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class. Interest on certain tranches of a CDO may be paid in kind or deferred and capitalized (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.

     The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Funds as illiquid securities, however, an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with debt securities discussed elsewhere in this Statement of Additional Information and the Funds’ Prospectuses (e.g., interest rate risk and default risk), CDOs carry additional risks that include, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) risk that the collateral may default or decline in value or be downgraded, if rated by a nationally recognized statistical rating organization (“NRSRO”); (iii) a Fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; (v) the investment return achieved by the Fund could be significantly different than those predicted by financial models; (vi) the lack of a readily available secondary market for CDOs; (vii) risk of forced “fire sale” liquidation due to technical defaults such as coverage test failures; and (viii) the CDO’s manager may perform poorly.
     Other Asset-Backed Securities. Other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future and may be purchased by the Funds that may invest in mortgage-related securities. Several types of asset-backed securities have already been offered to investors, including Enhanced Equipment Trust Certificates (“EETCs”) and Certificates for Automobile ReceivablesSM (“CARSSM”).
     EETCs are typically issued by specially-created trusts established by airlines, railroads, or other transportation corporations. The proceeds of EETCs are used to purchase equipment, such as airplanes, railroad cars, or other equipment, which in turn serve as collateral for the related issue of the EETCs. The equipment generally is leased by the airline, railroad or other corporations, which makes rental payments to provide the projected cash flow for payments to EETC holders. Holders of EETCs must look to the collateral securing the certificates, typically together with a guarantee provided by the lessee corporation or its parent company for the payment of lease obligations, in the case of default in the payment of principal and interest on the EETCs. However, because principal and interest payments of EETCs are funded in the ordinary course by the lessee corporation, the Fund treats EETCs as corporate bonds/obligations for purposes of compliance testing and related classifications.
     CARSSM represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARSSM are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor’s return on CARSSM may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.
     Consistent with a Fund’s investment objective and policies, the Fund also may invest in other types of asset-backed securities. Other asset-backed securities may be collateralized by the fees earned by service providers. The value of asset-backed securities may be substantially dependent on the servicing of the underlying asset pools and are therefore subject to risks associated with the negligence by, or defalcation of, their servicers. In certain circumstances, the mishandling of related documentation may also affect the rights of the security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of the underlying assets.
     Investors should note that Congress from time to time may consider actions that would limit or remove the explicit or implicit guarantee of the payment of principal and/or interest on many types of asset-backed securities. Any such action would likely adversely impact the value of such securities.
Real Estate Securities and Related Derivatives
     The Funds may gain exposure to the real estate sector by investing in real estate-linked derivatives, real estate investment trusts (“REITs”), and common, preferred and convertible securities of issuers in real estate-related industries. Each of these types of investments are subject to risks similar to those associated with direct ownership of real estate, including loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value, adverse changes in the real estate markets generally or in specific sectors of the real estate industry and possible environmental liabilities.

     REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate-related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Code. A Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the Fund. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.
     Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry.
     REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.
     REITs may have limited financial resources, may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically REITs have been more volatile in price than the larger capitalization stocks included in S&P 500 Index.
Exchange Traded Notes
     The Funds may invest in exchange traded notes (“ETNs”). ETNs are typically senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market index less applicable fees and expenses. ETNs are listed on an exchange and traded in the secondary market. A Fund may hold an ETN until maturity, at which time the issuer is obligated to pay a return linked to the performance of the relevant market index. ETNs do not make periodic interest payments and principal is not protected.
     The market value of an ETN may be influenced by, among other things, time to maturity, level of supply and demand of the ETN, volatility and lack of liquidity in the underlying assets, changes in the applicable interest rates, the current performance of the market index to which the ETN is linked, and the credit rating of the ETN issuer. The market value of an ETN may differ from the performance of the applicable market index and there may be times when an ETN trades at a premium or discount. This difference in price may be due to the fact that the supply and demand in the market for ETNs at any point in time is not always identical to the supply and demand in the market for the securities underlying the market index that the ETN seeks to track. A change in the issuer’s credit rating may also impact the value of an ETN despite the underlying market index remaining unchanged. ETNs are also subject to tax risk. No assurance can be given that the Internal Revenue Service (the “IRS”) will accept, or a court will uphold, how the fund characterizes and treats ETNs for tax purposes. The extent of a Fund’s investment in commodity-linked ETNs, if any, is limited by tax considerations. For more information regarding the tax treatment of commodity-linked ETNs, please see “Taxation” below.
     An ETN that is tied to a specific market index may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market index. ETNs also incur certain expenses not incurred by their applicable market index, and a Fund would bear a proportionate share of any fees and expenses borne by the ETN in which it invests.
     A Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing and there can be no assurance that a secondary market will exist for an ETN. Some ETNs that use leverage in an effort to amplify the returns of an underlying market index can, at times, be relatively illiquid and may therefore be difficult to purchase or sell at a fair price. Leveraged ETNs may offer the potential for greater return, but the potential for loss and speed at which losses can be realized also are greater.
     ETNs are generally similar to structured investments and hybrid instruments. For discussion of these investments and the risks generally associated with them, see “Hybrid Instruments” in this SAI.

Hybrid Instruments
     The Funds may invest in “hybrid” or indexed securities. A hybrid instrument is a type of potentially high-risk derivative that combines a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. An example of a hybrid could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid instrument would be a combination of a bond and a call option on oil.
     Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of a Fund.
     Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable. The Funds will only invest in commodity-linked hybrid instruments that qualify under applicable rules of the CFTC for an exemption from the provisions of the CEA.
     Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. If so, a Fund’s investments in these products will be subject to limits applicable to investments in investment companies and may be subject to other restrictions imposed by the 1940 Act.
     Structured Notes and Indexed Securities. Structured notes are derivative debt instruments, the interest rate or principal of which is determined by an unrelated indicator (for example, a currency, security, commodity or index thereof). The terms of the instrument may be “structured” by the purchaser and the borrower issuing the note. Indexed securities may include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. The terms of structured notes and indexed securities may provide that in certain circumstances no principal is due at maturity, which may result in a loss of invested capital. Structured notes and indexed securities may be positively or negatively indexed, so that appreciation of the unrelated indicator may produce an increase or a decrease in the interest rate or the value of the structured note or indexed security at maturity may be calculated as a specified multiple of the change in the value of the unrelated indicator. Therefore, the value of such notes and securities may be very volatile. Structured notes and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the unrelated indicator. Structured notes or indexed securities also may be more volatile, less liquid, and more difficult to accurately price than less complex securities and instruments or more traditional debt securities. A Fund’s Sub-Adviser analyzes these notes and securities in its overall assessment of the effective duration of the Fund’s holdings in an effort to monitor the Fund’s interest rate risk.
Potential Impact of Large Redemptions and Purchases of Fund Shares
     From time to time, shareholders of a Fund (which may include affiliates of the Manager or, for certain Funds, affiliated and/or non-affiliated registered investment companies that invest in a Fund) may make relatively large redemptions or purchases of Fund shares. These transactions may cause the Fund to have to sell securities, or invest additional cash, as the case may be. While the overall impact of these transactions over time is not known, there could be adverse effects on the Fund’s performance to the extent that the Fund is required to sell securities or invest cash at times when it would not otherwise do so, which may result in a loss to the Fund. These transactions may result in higher portfolio turnover, accelerate the realization of taxable income if sales of securities resulted in capital gains or other income and increase transaction costs, which may impact the Fund’s expense ratio. To the extent that such transactions result in short-term capital gains, such gains will generally be taxed at the ordinary income tax rate.

INVESTMENT RESTRICTIONS
Investment Objectives
     Except to the extent set forth in the relevant Prospectuses, the investment objective(s) of each Fund is/are non-fundamental and may be changed by the Board of Trustees without shareholder approval.
Fundamental Investment Restrictions
     The investment restrictions set forth below are fundamental policies of the Target Funds and may not be changed with respect to any such Fund without shareholder approval by vote of a majority of the outstanding voting securities of that Fund. Under these restrictions, each such Fund:
     (1) may not invest in a security if, as a result of such investment, more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (or repurchase agreements with respect thereto) or securities issued by any investment company;
     (2) may not purchase securities of any issuer unless such purchase is consistent with the maintenance of the Fund’s status as a diversified company under the Investment Company Act of 1940, as amended;
     (3) may not purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies in the real estate industry or that invest in real estate or interests therein;
     (4) may not purchase or sell commodities, except that the Fund may purchase and sell futures contracts and options, may enter into foreign exchange contracts, and may enter into swap agreements and other financial transactions not requiring delivery of physical commodities;
     (5) may borrow money to the maximum extent permitted by law, as interpreted or modified, or otherwise permitted by regulatory authority having jurisdiction from time to time;
     (6) may not issue senior securities, except as permitted borrowings or as otherwise permitted under the 1940 Act;
     (7) may not make loans, except that this restriction shall not prohibit the purchase of debt obligations or entering into repurchase agreements or the lending of the Fund’s portfolio securities; and
     (8) may not act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.
     Notwithstanding any other fundamental investment restriction or policy, each of the Target Funds may invest some or all of its assets in a single registered open-end investment company or a series thereof. Unless specified above, any fundamental investment restriction or policy of any such registered open-end investment company or series thereof shall not be considered a fundamental investment restriction or policy of the Target Funds.
     The investment restrictions set forth below are fundamental policies of the Behavioral Advantage Large Cap Fund, China Equity Fund, Convertible Fund, Disciplined Equity Fund, Dynamic Emerging Multi-Asset Fund, Best Styles Global Equity Fund, Global Fundamental Strategy Fund, Global Managed Volatility Fund, High Yield Bond Fund, International Small-Cap Fund, Micro Cap Fund, Multi-Asset Real Return Fund, NFJ Emerging Markets Value Fund, NFJ Global Dividend Value Fund, NFJ International Small-Cap Value Fund, NFJ International Value II Fund, Redwood Fund, Short Duration High Income Fund, Structured Alpha Fund, Ultra Micro Cap Fund, U.S. Emerging Growth Fund and U.S. Equity Hedged Fund may not be changed with respect to any such Fund without shareholder approval by vote of a majority of the outstanding voting securities of that Fund. Under these restrictions, each such Fund:
     (1) may not invest in a security if, as a result of such investment, more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular “industry,” as the term is used in the 1940 Act, as interpreted, modified or otherwise permitted from time to time by regulatory authority having jurisdiction. This restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (or repurchase agreements with respect thereto);
     (2) may not purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies in the real estate industry or that invest in real estate or interests therein;

     (3) may not act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws;
     (4) may not purchase or sell commodities. This restriction shall not prohibit a Fund, subject to the restrictions described in the Prospectuses and elsewhere in this Statement of Additional Information, from purchasing, selling or entering into futures contracts, options, foreign exchange contracts, swap agreements and other financial transactions not requiring delivery of physical commodities;
     (5) may borrow money to the maximum extent permitted by law, as interpreted or modified, or otherwise permitted by regulatory authority having jurisdiction from time to time;
     (6) may not issue senior securities, except as permitted borrowings or as otherwise permitted under the 1940 Act; and
     (7) may not make loans, except that this restriction shall not prohibit the purchase of debt obligations or entering into repurchase agreements or the lending of the Fund’s portfolio securities.
     While each of the above mentioned Funds, except for the China Equity Fund, is “diversified” within the meaning of the 1940 Act and may only purchase securities consistent with the maintenance of such Fund’s status as a diversified Company, each of the Behavioral Advantage Large Cap Fund, the International Value II Fund, and the Short Duration High Income Fund have an explicit fundamental policy that they may not purchase securities of any issuer unless such purchase is consistent with the maintenance of the Fund’s status as a diversified company under the Investment Company Act of 1940, as amended.
     The investment restrictions set forth below are fundamental policies of the Global Water Fund, and may not be changed with respect to such Fund without shareholder approval by vote of a majority of the outstanding voting securities of that Fund. Under these restrictions, such Fund:
     (1) may not concentrate its investments in a particular “industry,” as that term is used in the 1940 Act, as interpreted, modified or otherwise permitted from time to time by regulatory authority having jurisdiction;
     (2) may not purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies that invest in real estate, or interests therein;
     (3) may not act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws;
     (4) may not purchase or sell commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit the Fund, subject to restrictions described in the Prospectus and elsewhere in this Statement of Additional Information, from purchasing, selling or entering into futures contracts, options on futures contracts, forward contracts, or any interest rate, securities-related or other hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws;
     (5) may not borrow money or issue any senior security, except to the extent permitted under the 1940 Act, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time; and
     (6) may not make loans, except to the extent permitted under the 1940 Act, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.
     The Global Water Fund would be deemed to “concentrate” in a particular industry if it invested 25% or more of its total assets in that industry. The industry concentration policy of such Fund does not preclude it from focusing investments in issuers in a group of related industrial sectors.
     Currently, under the 1940 Act, a Fund generally is not permitted to engage in borrowings unless immediately after a borrowing the value of the Fund’s total assets less liabilities (other than the borrowing) is at least 300% of the principal amount of such borrowing (i.e., such principal amount may not exceed 33 1/3% of the Fund’s total assets). In addition, a Fund is not permitted to declare any cash dividend or other distribution on its shares unless, at the time of such declaration, the value of the Fund’s total assets, less liabilities other than borrowing, is at least 300% of such principal amount.
Policies Relating to Rule 35d-1 under the 1940 Act
     The Funds have adopted policies pursuant to Rule 35d-1(a) under the 1940 Act. The Funds will provide to shareholders the notice required by Rule 35d-1 under the 1940 Act, as such may be interpreted or revised from time to time, with respect to any change in any policy adopted pursuant to Rule 35d-1(a). Under such policies:

     1. The Behavioral Advantage Large Cap Fund invests at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks of large capitalization companies based in the U.S.
     2. The NFJ Global Dividend Value Fund, under normal circumstances, invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks that pay or are expected to pay dividends.
     3. The China Equity Fund invests at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of Chinese companies. See the Fund’s Fund Summary in the applicable Prospectus for details.
     4. The Disciplined Equity Fund invests at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities and equity-related instruments.
     5. The Global Water Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks and other equity securities of companies that are represented in one or more of the S&P Global Water Index, the Palisades Water or Global Water Indices or the Janney Water Index (Composite), or that are substantially engaged in water-related activities. See “Summary of Principal Risks—Water-Related Risk” in the applicable Prospectus for a detailed description of water-related activities.
     6. The Short Duration High Income Fund invests at least 80% of its net assets (plus borrowings made for investment purposes) in debt securities issued by public and private companies, which are rated below investment grade, while maintaining an average duration of less than three years and in derivatives and other synthetic instruments that have economic characteristics similar to such debt securities. Derivatives transactions may have the effect of either magnifying or limiting the Fund’s gains and losses.
     7. The Convertible Fund invests at least 80% of its net assets (plus borrowings made for investment purposes) in convertible securities, which include, but are not limited to, corporate bonds, debentures, notes or preferred stocks and their hybrids that can be converted into (exchanged for) equity securities or other securities, such as warrants or options, which provide an opportunity for equity participation.
     8. The U.S. Emerging Growth Fund invests at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of U.S. companies.
     9. The High Yield Bond Fund invests at least 80% of its net assets (plus borrowings made for investment purposes) in high yield securities (“junk bonds”), which are fixed income securities rated below investment grade (rated Ba or below by Moody’s, or BB or below by S&P or Fitch, or if unrated, determined by the Sub-Adviser to be of comparable quality).
     10. The Micro Cap Fund invests at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of micro-cap companies.
     11. The Ultra Micro Cap Fund invests at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of ultra micro-cap companies.
     12. The NFJ International Small-Cap Value Fund seeks to achieve its objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks and other equity securities (such as preferred stocks, convertible securities and warrants) with smaller market capitalizations.
     13. The International Small-Cap Fund invests at least 80% of its net assets (plus borrowings made for investment purposes) in companies with smaller market capitalizations. As currently contemplated, for purposes of this 80% policy, the Fund would consider smaller market capitalization companies to be companies with market capitalizations of below $5 billion.
     14. The U.S. Equity Hedged Fund invests at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks of U.S. companies.
     15. The Dynamic Emerging Multi-Asset Fund will normally invest at least 80% of its net assets (plus borrowings made for investment purposes) in securities and instruments that are tied economically to emerging market countries.
     16. The NFJ Emerging Markets Value Fund invests at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of companies that are domiciled in or tied economically to countries with emerging securities markets—that is, countries with securities markets which are, in the opinion of the portfolio managers, less sophisticated that more developed markets in terms of participation by investors, analyst coverage, liquidity and regulation.
     17. The Best Styles Global Equity Fund will normally invest at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities and equity-related instruments.
     The NFJ International Value II Fund invests at least 80% of its net assets (plus borrowings made for investment purposes) in stocks and other equity securities of non-U.S. companies with market capitalization greater than $1 billion. Although this policy resembles a Rule 35d-1 policy, the Fund is not required to have such a policy and it may be changed without prior notice to shareholders.

Other Information Regarding Investment Restrictions and Policies
     The Funds are also subject to other restrictions under the 1940 Act; however, the registration of the Trust under the 1940 Act does not involve any supervision by any federal or other agency of the Trust’s management or investment practices or policies, other than incident to occasional or periodic compliance examinations conducted by the SEC staff or other regulators.
     Unless otherwise stated, all limitations applicable to a Fund’s investments will apply at the time of investment. A Fund will not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment. Any subsequent change in the percentage of a Fund’s total assets invested in certain securities or other instruments resulting from market fluctuations or other changes in a Fund’s total assets will not require the Fund to dispose of an investment until the Sub-Adviser determines that it is practicable to sell or close out the investment without undue market or tax consequences to the Fund. The Manager or applicable Sub-Adviser will take into account market, tax and other consequences to a Fund in considering whether or not sell or close out an investment that has become inconsistent with an investment limitation after its purchase due to market fluctuations, a change in ratings assigned to the security or other factors. In the event that ratings services assign different ratings to the same security, the Manager or Sub-Adviser will determine which rating it believes best reflects the security’s quality and risk at that time, which may be the higher of the several assigned ratings. Unless otherwise indicated, references to assets in the percentage limitations on a Fund’s investments refers to total assets.
     The Sub-Advisers may use Standard Industrial Classification (SIC) Codes, North American Industry Classification System (NAICS) Codes, the FTSE/Dow Jones Industry Classification Benchmark (ICB) system or any other reasonable industry classification system (including systems developed by the Sub-Advisers) for purposes of the Funds’ investment restrictions and policies relating to industry concentration, and the approaches used by the various Sub-Advisers may differ from one another.
     In addition, each Sub-Adviser may use definitions and standards to determine compliance with the investment policies, strategies and restrictions of the Funds it sub-advises that are specific to that Sub-Adviser. For example, the Sub-Advisers may employ its own internally-developed definitions and standards in connection with defining Fund market capitalization criteria (e.g., determining whether a company is a “large,” “mid” or “small” capitalization company), characterizing a security as an “equity” or “fixed income” security, characterizing a security as a “growth” or “value” security, determining the composition of an “industry,” “sector” or group of related industries or sectors, determining the scope of a “geographic region” and characterizing an investment as a U.S. or non-U.S. investment (or otherwise determining the location of an investment for purposes of a Fund’s geographic restrictions). In addition, the definitions and standards used by a Sub-Adviser may change over time and without notice to investors, and in certain cases a Sub-Adviser may use definitions and standards for a Fund that differ from the definitions and standards it uses for other series of the Trust or for other funds and accounts that it advises.
     Under the 1940 Act, a “senior security” does not include any promissory note or evidence of indebtedness when such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed.
     To the extent a Fund covers its commitment under a derivative instrument or other borrowing by the segregation of liquid assets, equal in value to the amount of the Fund’s commitment, or by entering into offsetting positions, such instrument is not considered a “senior security” for purposes of the asset coverage requirements otherwise applicable to borrowings by the Fund.
     A Fund interprets its policies with respect to borrowing and lending to permit such activities as may be lawful for a Fund, to the full extent permitted by the 1940 Act or by exemption from the provisions therefrom pursuant to an exemptive order of the SEC.
     The phrase “shareholder approval,” as used in the Prospectuses, and the phrase a “vote of a majority of the outstanding voting securities,” as used herein, means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, Trust or share class, as the case may be, or (2) 67% or more of the shares of the Fund, Trust or share class, as the case may be, present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.
MANAGEMENT OF THE TRUST
Trustees and Officers
     The business of the Trust is managed under the direction of the Trust’s Board of Trustees. Subject to the provisions of the Trust’s Amended and Restated Agreement and Declaration of Trust, its Amended and Restated By-Laws and Massachusetts law, the Trustees have all powers necessary and convenient to carry out this responsibility, including the election and removal of the Trust’s officers.

     Board Leadership Structure — The Trust’s Board of Trustees consists of seven Trustees, six of whom are not “interested persons” (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust or of the Manager (the “Independent Trustees”), which represents over 85% of Board members that are Independent Trustees. An Independent Trustee serves as Chairman of the Trustees and is selected by vote of the majority of the Independent Trustees. The Chairman of the Trustees presides at meetings of the Board and acts as a liaison with service providers, officers, attorneys and other Trustees generally between meetings, and performs such other functions as may be requested by the Board from time to time.
     The Board of Trustees meets regularly four times each year to discuss and consider matters concerning the Trust and the Funds, and also holds special meetings to address matters arising between regular meetings. The Independent Trustees regularly meet outside the presence of Trust management and are advised by independent legal counsel. Regular meetings generally take place in-person; other meetings may take place in-person or by telephone.
     The Board of Trustees has established four standing Committees to facilitate the Trustees’ oversight of the management of the Trust: the Audit Oversight Committee, the Nominating Committee, the Valuation Committee and the Compensation Committee. The functions and role of each Committee are described below under “—Committees of the Board of Trustees.” The membership of each Committee consists of all of the Independent Trustees, which the Board believes allows them to participate in the full range of the Board’s oversight duties.
     The Board reviews its leadership structure periodically and has determined that this leadership structure, including an Independent Chairman, a supermajority of Independent Trustees and Committee membership limited to Independent Trustees, is appropriate in light of the characteristics and circumstances of the Trust. In reaching this conclusion, the Board considered, among other things, the predominant role of the Manager and Sub-Advisers in the day-to-day management of Fund affairs, the extent to which the work of the Board is conducted through the Committees, the number of portfolios that comprise the Trust and the Fund Complex (defined below), the variety of asset classes those series include, the net assets of each Fund, the Trust and the Fund Complex and the management, distribution and other service arrangements of each Fund, the Trust and the Fund Complex. The Board also believes that its structure, including the presence of one Trustee who is an executive with various Manager-affiliated entities, facilitates an efficient flow of information concerning the management of the Trust to the Independent Trustees.
     Risk Oversight — Each of the Funds has retained the Manager and the applicable Sub-Adviser to provide investment advisory services, and, in the case of the Manager, administrative services, and these service providers are immediately responsible for the management of risks that may arise from Fund investments and operations. Some employees of the Manager and its affiliates serve as the Trust’s officers, including the Trust’s principal executive officer and principal financial and accounting officer, chief compliance officer and chief legal officer. The Manager and the Sub-Advisers employ different processes, procedures and controls to identify and manage different types of risks that may affect the Funds. The Board oversees the performance of these functions by the Manager and Sub-Advisers, both directly and through the Committee structure it has established. The Board receives from the Manager and Sub-Advisers a wide range of reports and presentations, both on a regular and as-needed basis, relating to the Funds’ activities and to the actual and potential risks of the Funds and the Trust as a whole. These include reports and presentations on investment risks, custody and valuation of the Funds’ assets, compliance with applicable laws, the Funds’ financial accounting and reporting and the Board’s oversight of risk management functions. The Board also regularly receives, from the Funds’ principal underwriter and the CCO (as defined below), reports regarding the distribution, sale and marketing of the Funds’ shares. In addition, the Board meets periodically with the individual portfolio managers of the Funds to receive reports regarding the portfolio management of the Funds and their performance, including their investment risks. In the course of these meetings and discussions with Allianz Global Fund Management and the Sub-Advisers, the Board has emphasized the importance of maintaining vigorous risk-management programs and procedures.
     In addition, the Board has appointed a Chief Compliance Officer (“CCO”). The CCO oversees the development of compliance policies and procedures that are reasonably designed to minimize the risk of violations of the federal securities laws (“Compliance Policies”). The CCO reports directly to the Independent Trustees, interacts with individuals within Allianz Global Fund Management’s organization including its Head of Risk Management, and provides presentations to the Board at its quarterly meetings and an annual report on the application of the Compliance Policies. The Board periodically discusses relevant risks affecting the Trust with the CCO at these meetings. The Board has approved the Compliance Policies and reviews the CCO’s reports. Further, the Board annually reviews the sufficiency of the Compliance Policies, as well as the appointment and compensation of the CCO.
     The Board recognizes that the reports it receives concerning risk management matters are, by their nature, typically summaries of the relevant information. Moreover, the Board recognizes that not all risks that may affect the Funds can be identified in advance; that it may not be practical or cost-effective to eliminate or mitigate certain risks; that it may be necessary to bear certain risks (such as investment-related risks) in seeking to achieve the Funds’ investment objectives; and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. As a result of the foregoing and for other reasons, the Board’s risk management oversight is subject to substantial limitations.
     The Trustees and executive officers of the Trust, their dates of birth, the position they hold with the Trust, their term of office and length of time served, a description of their principal occupations during the past five years, the number of portfolios in the fund complex that the Trustees oversee and any other directorships held by the Trustees of the Trust are listed in the following tables.

Except as shown, each Trustee’s and officer’s principal occupation and business experience for the last five years have been with the employer(s) indicated, although in some cases the Trustee may have held different positions with such employer(s). Unless otherwise indicated, the business address of the persons listed below is 1633 Broadway, New York, NY 10019.
Independent Trustees(1)
     Based on a review of the experience, qualifications, attributes and skills of each Trustee, including those enumerated in the table below, the Board has determined that each of the Trustees is qualified to serve as a Trustee of the Trust. With the exception of Messrs. Jacobson, Rappaport, Gallagher and Ms. DeCotis, each Trustee has served as a Trustee of the Trust since its inception, and has also served for several years as a Trustee for a number of investment companies affiliated with the Trust. These qualifications, as well as other qualifications preceding the five-year reporting period in the table below, support the conclusion that each individual should serve as a Trustee in light of the Trust’s business and structure.

				Number of	Other
				Portfolios	Directorships
				in Fund	Held by
Name,	Position(s)	Term of Office		Complex(2)	Trustee/Nominee
Address* and	Held with	and Length of	Principal Occupation(s)	Overseen	During the Past
Year of Birth	Trust	Time Served	During the Past 5 Years	by Trustee/Nominee	5 Years
Independent Trustees/Nominees
Deborah A. DeCotis 1952	Trustee	Since March 7, 2011	Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Co-Chair Special Projects Committee, Memorial Sloan Kettering (since 2005); Board Member and Member of the Investment and Finance Committees, Henry Street Settlement (since 2007); Trustee, Stanford University (since 2010). Formerly, Director, Helena Rubenstein Foundation (1997-2012); and Advisory Council, Stanford Business School (2002-2008).	65	None

Bradford K. Gallagher 1944	Trustee	Since September 2010	Partner, New Technology Ventures Capital Management LLC, a venture capital fund (since 2011); Chairman and Trustee, Atlantic Maritime Heritage Foundation (since 2007); Chairman and Trustee, The Common Fund (since 2005); Founder, Spyglass Investments LLC, a private investment vehicle (since 2001); and Founder, President and CEO, Cypress Holding Company and Cypress Tree Investment Management Company (since 1995).	65	Formerly, Chairman and Trustee of Grail Advisors ETF Trust (2009-2010) and Trustee of Nicholas-Applegate Institutional Funds (2007-2010).

James A. Jacobson 1945	Trustee	Since December 2009	Retired. Formerly, Vice Chairman and Managing Director, Spear, Leeds & Kellogg Specialists, LLC, a specialist firm on the New York Stock Exchange.	65	Trustee, Alpine Mutual Funds Complex consisting of 17 funds.

Hans W. Kertess 1939	Trustee, Chairman of the Board	Since March 2008	President, H. Kertess & Co., a financial advisory company. Formerly, Managing Director, Royal Bank of Canada Capital Markets.	65	None

William B. Ogden, IV 1945	Trustee	Since March 2008	Asset Management Industry Consultant. Formerly, Managing Director, Investment Banking Division of Citigroup Global Markets Inc.	65	None

Alan Rappaport 1953	Trustee	Since June 22, 2010	Advisory Director (since 2012), formerly, Vice Chairman, Roundtable Investment Partners (since 2009); Chairman (formerly President), Private Bank of Bank of America; Vice Chairman, U.S. Trust (2001-2008); Trustee, American Museum of Natural History (since 2005); Adjunct Professor, New York University Stern School of Business (since 2013); and Trustee, NYU Langone Medical Center (since 2007).	65	None

Interested Trustees(1)

Number of
Portfolios
in
				Fund	Other
Name,	Position(s)	Term of Office		Complex(2)	Directorships
Address and	Held with	and Length of	Principal Occupation(s)	Overseen	Held by
Year of Birth	Trust	Time Served	During the Past 5 Years	by Trustee	Trustee
John C. Maney(3) 680 Newport Center Drive, Suite 250 Newport Beach, CA 92660 1959	Trustee	Since March 2008	Member of the Management Board and a Managing Director of Allianz Global Investors Fund Management LLC; Managing Director of Allianz Asset Management of America L.P. (since January 2005) and a member of the Management Board and Chief Operating Officer of Allianz Asset Management of America L.P. (since November 2006).	85	None

*	Unless otherwise indicated, the business address of the persons listed above is c/o Allianz Global Investors Fund Management LLC, 1633 Broadway, New York, New York 10019.

(1)	“Independent Trustees” are those Trustees who are not “Interested Persons” (as defined in Section 2(a)(19) of the 1940 Act), and “Interested Trustees” are those Trustees who are “Interested Persons” of the Funds. Mr. Maney is an “Interested Person” of the Funds due to his affiliation with Allianz Asset Management of America L.P. and its affiliates.

(2)	The term “Fund Complex” as used herein includes each Fund of the Trust and the following registered investment companies: each series of Allianz Funds, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PIMCO Corporate & Income Strategy Fund, PIMCO Corporate & Income Opportunity Fund, PIMCO High Income Fund, AllianzGI Convertible & Income Fund, AllianzGI Convertible & Income Fund II, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II, AllianzGI NFJ Dividend, Interest & Premium Strategy Fund, AllianzGI International and Premium Strategy Fund, PIMCO Global StocksPLUS® & Income Fund, AllianzGI Equity & Convertible Income Fund, AllianzGI Global Equity & Convertible Income Fund, PCM Fund Inc., PIMCO Income Opportunity Fund, PIMCO Strategic Global Government Fund, Inc., PIMCO Dynamic Income Fund, PIMCO Dynamic Credit Income Fund, each series of AllianzGI Managed Accounts Trust, each series of Premier Multi-Series VIT, each series of USAllianz Variable Insurance Products Trust and registered investment companies advised by Allianz Global Investors U.S. LLC and NFJ Investment Group LLC.

(3)	Mr. Maney is an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, due to his affiliation with Allianz Asset Management of America L.P. and its affiliates.
     Member—Board of Directors and Chief Operating Officer of PIMCO Global Advisors (Resources) Limited; Executive Vice President of PIMCO Japan Ltd.; Chief Operating Officer of Allianz Asset Management U.S. Holding II LLC; and Managing Director of Allianz Global Investors U.S. LLC.

Executive Officers(1)

	Position(s)	Term of Office	Principal
Name, Address	Held with	and Length of	Occupation(s)
and Year of Birth	Trust	Time Served	During the Past 5 Years
Brian S. Shlissel 1633 Broadway, 43rd Floor New York, NY 10019 1964	President	1/2011 to present	Management Board, Managing Director and Head of Mutual Fund Services of Allianz Global Investors Fund Management LLC; President and Chief Executive Officer of 30 funds in the Fund Complex; President of 56 funds in the Fund Complex; and Treasurer, Principal Financial and Accounting Officer of The Korea Fund, Inc. Formerly, Treasurer, Principal Financial and Accounting Officer of numerous funds in the Fund Complex (2005-2010).

Lawrence G. Altadonna 1633 Broadway, 43rd Floor New York, NY 10019 1966	Treasurer, Principal Financial and Accounting Officer	1/2011 to present	Director, Director of Fund Administration of Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting Officer of 86 funds in the Fund Complex; and Assistant Treasurer of The Korea Fund, Inc. Formerly, Assistant Treasurer of numerous funds in the Fund Complex (2005-2010).

Thomas J. Fuccillo 1633 Broadway, 41st Floor New York, NY 10019 1968	Vice President, Secretary and Chief Legal Officer	3/2008 to present	Managing Director, Chief Legal Officer and Secretary of Allianz Global Investors Fund Management LLC and Allianz Global Investors Distributors LLC; Managing Director and Chief Regulatory Counsel of Allianz Global Investors U.S. Holdings LLC; Vice President, Secretary and Chief Legal Officer of 85 funds in the Fund Complex; and Secretary and Chief Legal Officer of The Korea Fund, Inc.

Thomas L. Harter, CFA 680 Newport Center Drive, Suite 250 Newport Beach, CA 92660 1975	Chief Compliance Officer	6/2013 to present	Director of Allianz Global Investors U.S. Holdings LLC; Chief Compliance Officer of 84 funds in the Fund Complex and of The Korea Fund, Inc. Formerly, Vice President and Compliance Manager (2005-2012).

Richard J. Cochran 1633 Broadway, 43rd Floor New York, NY 10019 1961	Assistant Treasurer	5/2008 to present	Vice President of Allianz Global Investors Fund Management LLC; Assistant Treasurer of 85 funds in the Fund Complex and of The Korea Fund, Inc.

Scott Whisten 1633 Broadway, 43rd Floor New York, NY 10019 1971	Assistant Treasurer	3/2008 to present	Director of Allianz Global Investors Fund Management LLC; and Assistant Treasurer of 85 funds in the Fund Complex.

Orhan Dzemaili 1633 Broadway, 43rd Floor New York, NY 10019 1974	Assistant Treasurer	1/2011 to present	Vice President of Allianz Global Investors Fund Management LLC; and Assistant Treasurer of 85 funds in the Fund Complex.

Lagan Srivastava 1633 Broadway, 41st Floor New York, NY 10019 1977	Assistant Secretary	3/2008 to present	Vice President of Allianz Global Investors U.S. Holdings LLC; Assistant Secretary of 85 funds in the Fund Complex; and of The Korea Fund, Inc.

Richard H. Kirk 1633 Broadway, 41st Floor New York, NY 10019 1961	Assistant Secretary	3/2008 to present	Director of Allianz Global Investors U.S. Holdings LLC; Director and Associate General Counsel, Allianz Global Investors Distributors LLC. Assistant Secretary of 55 funds in the Fund Complex.

Paul Koo 555 Mission Street, Suite 1700 San Francisco, CA 94105 1964	Assistant Secretary	6/2013 to present	Director and Chief Compliance Officer of Allianz Global Investors U.S. LLC; and Assistant Secretary of 55 funds in the Fund Complex. Formerly, Associate Chief Compliance Officer, Dodge & Cox (2010-2011).

	Position(s)	Term of Office	Principal
Name, Address	Held with	and Length of	Occupation(s)
and Year of Birth	Trust	Time Served	During the Past 5 Years
Morley D. Campbell 1633 Broadway New York, NY 10019 1981	Assistant Secretary	12/2012 to present	Portfolio Manager and Director of NFJ Investment Group LLC. Assistant Secretary of 34 funds in the Fund Complex.

Thomas W. Oliver 1633 Broadway New York, NY 10019 1971	Assistant Secretary	12/2012 to present	Portfolio Manager and Managing Director of NFJ Investment Group LLC. Assistant Secretary of 34 funds in the Fund Complex.
Each of the Trust’s executive officers is an “interested person” of the Trust (as defined in Section 2(a)(19) of the 1940 Act) as a result of his or her position(s) set forth in the table above.

(1)	In addition to the Trust officers noted above, the Trustees appointed Morley D. Campbell and Thomas W. Oliver as Assistant Secretaries of the Trust, with a limited authority to open, maintain and close certain custodial and trading accounts for AllianzGI NFJ Emerging Markets Value Fund. Mr. Campbell and Mr. Oliver have served as Assistant Secretaries of the Trust since December 2012.
     Trustee Qualifications — The Board has determined that each Trustee should continue to serve as such based on several factors (none of which alone is decisive). With the exception of Mr. Jacobson (who became a Board member in December 2009), Mr. Rappaport (who became a Board member in June 2010), Mr. Gallagher (who became a Board member in September 2010) and Ms. DeCotis (who became a Board member in March 2011), each Trustee has served in such role since the Trust’s inception and is intimately familiar with the Trust’s business and service provider arrangements, and has also served for several years as trustee/director to a number of other investment companies advised by the Manager and its affiliates. Among the factors the Board considered when concluding that an individual should serve on the Board were the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s ability to work effectively with other members of the Board; (iii) the individual’s prior experience, if any, serving on the boards of public companies (including, where relevant, other investment companies) and other complex enterprises and organizations; and (iv) how the individual’s skills, experiences and attributes would contribute to an appropriate mix of relevant skills and experience on the Board.
     In respect of each current Trustee, the individual’s substantial professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Funds, were a significant factor in the determination that the individual should serve as a Trustee of the Trust. Following is a summary of various qualifications, experiences and skills of each Trustee (in addition to business experience during the past five years set forth in the table above) that contributed to the Board’s conclusion that an individual should serve on the Board. References to qualifications, experiences and skills are not intended to hold out the Board or individual Trustees as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.
     Deborah A. DeCotis — Ms. DeCotis has substantial senior executive experience in the investment banking industry, having served as a Managing Director for Morgan Stanley. She has extensive board experience and/or experience in oversight of investment management functions through her experience as a Director of the Helena Rubenstein Foundation, Stanford Graduate School of Business and Armor Holdings.
     Bradford K. Gallagher — Mr. Gallagher has substantial executive and board experience in the financial services and investment management industries. He has served as director to several other investment companies. Having served on the Operating Committee of Fidelity Investments and as a Managing Director and President of Fidelity Investments Institutional Services Company, he provides the Trust with significant asset management industry expertise. He also brings significant securities industry experience, having served as a developer and founder of several enterprises and private investment vehicles.
     James A. Jacobson — Mr. Jacobson has substantial executive and board experience in the financial services industry. He served for more than 15 years as a senior executive at an NYSE specialist firm. He has also served on the NYSE Board of Directors, including terms as Vice Chair. As such, he provides significant expertise on matters relating to portfolio brokerage and trade execution. He also provides the Trust with significant financial expertise and serves as the Audit Oversight Committee’s Chair and has been determined by the Board to be an “audit committee financial expert.” He has expertise in investment company matters through his service as a trustee of another fund family.
     Hans W. Kertess — Mr. Kertess has substantial executive experience in the investment management industry. He is the president of a financial advisory company, H. Kertess & Co., and formerly served as a Managing Director of Royal Bank of Canada Capital Markets. He has significant expertise in the investment banking industry.
     John C. Maney — Mr. Maney has substantial executive and board experience in the investment management industry. He has served in a variety of senior-level positions with investment advisory firms affiliated with the Manager. Because of his familiarity with the Manager and affiliated entities, he serves as an important information resource for the Independent Trustees and as a facilitator of communication with the Manager.
     William B. Ogden, IV — Mr. Ogden has substantial senior executive experience in the investment banking industry. He served as Managing Director at Citigroup, where he established and led the firm’s efforts to raise capital for and provide mergers and acquisition advisory services to asset managers and investment advisers. He also has significant expertise with fund products through his senior-level responsibility for originating and underwriting a broad variety of such products.
     Alan Rappaport — Mr. Rappaport has substantial senior executive experience in the financial services industry. He formerly served as Chairman and President of the private banking division of Bank of America and as Vice Chairman of U.S. Trust. He is currently the Vice Chairman of an investment banking firm.

Committees of the Board of Trustees
     Audit Oversight Committee. The Trust’s Board has established an Audit Oversight Committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Trust’s Audit Oversight Committee is currently composed of Messrs. Gallagher, Jacobson, Kertess, Ogden, Rappaport and Ms. DeCotis, each of whom is an Independent Trustee. Mr. Jacobson is the current Chairman of the Trust’s Audit Oversight Committee.
     The Trust’s Audit Oversight Committee provides oversight with respect to the internal and external accounting and auditing procedures of each Fund and, among other things, determines the selection of the independent registered public accounting firm for the Funds and considers the scope of the audit, approves all audit and permitted non-audit services proposed to be performed by the independent registered public accounting firm on behalf of the Funds, and approves non-audit services to be performed by the independent registered public accounting firm for certain affiliates, including the Manager, the applicable Sub-Adviser and entities in a control relationship with the Manager or the Sub-Advisers, that provide services to the Funds where the engagement relates directly to the operations and financial reporting of the Funds. The Audit Oversight Committee considers the possible effect of those services on the independence of the Funds’ independent registered public accounting firm. The Audit Oversight Committee convened three times during the fiscal year ended November 30, 2012.
     Nominating Committee. The Trust has a Nominating Committee currently composed of Messrs. Gallagher, Jacobson, Kertess, Ogden, Rappaport and Ms. DeCotis. The Nominating Committee is responsible for reviewing and recommending qualified candidates to the Board in the event that a position is vacated or created or when Trustees are to be re-elected. Each member of the Nominating Committee is an Independent Trustee. The Nominating Committee did not convene separately during the fiscal year ended November 30, 2012.
     Qualifications, Evaluation and Identification of Director Nominees. The Nominating Committee of the Trust requires that Trustee candidates have a college degree or equivalent business experience. When evaluating candidates, the Nominating Committee may take into account a wide variety of factors including, but not limited to: (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) financial expertise, (v) an assessment of the candidate’s ability, judgment and expertise and (vi) overall Board composition. The process of identifying nominees involves the consideration of candidates recommended by one or more of the following sources: (i) the Trust’s current Trustees, (ii) the Trust’s officers, (iii) the Funds’ shareholders and (iv) any other source the Committee deems to be appropriate. The Nominating Committee may, but is not required to, retain a third-party search firm at the Trust’s expense to identify potential candidates.
     Consideration of Candidates Recommended by Stockholders. The Nominating Committee will review and consider nominees recommended by shareholders to serve as Trustee, provided that the recommending shareholder follows the Procedures for Shareholders to Submit Nominee Candidates, which are set forth as Appendix A to the Trust’s Nominating Committee Charter and attached as Appendix D to this Statement of Additional Information. Among other requirements, these procedures provide that the recommending shareholder must submit any recommendation in writing to the Trust, to the attention of the Trust’s Secretary, at the address of the principal executive offices of the Trust and that such submission must be received at such offices not less than 45 days nor more than 75 days prior to the date of the Board or shareholder meeting at which the nominee would be elected. Any recommendation must include certain biographical and other information regarding the candidate and the recommending shareholder, and must include a written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected. The foregoing description of the requirements is only a summary. Please refer to the Nominating Committee Charter, available at http://us.allianzgi.com/ClosedEndFund/External%20Documents/nominating_committee_charter.pdf, and the Procedures for Shareholders to Submit Nominee Candidates, attached as Appendix D to this Statement of Additional Information.
     The Nominating Committee has full discretion to reject nominees recommended by shareholders, and there is no assurance that any such person properly recommended and considered by the Committee will be nominated for election to the Board of Trustees.
     Valuation Committee. The Trust’s Valuation Committee is currently composed of Messrs. Gallagher, Jacobson, Kertess, Ogden, Rappaport and Ms. DeCotis, each of whom is an Independent Trustee. The Valuation Committee has been delegated responsibility by the Trust’s Board of Trustees for overseeing determinations of the fair value of the Funds’ portfolio securities on behalf of the Board in accordance with the Funds’ valuation procedures. The Valuation Committee reviews and approves procedures for the fair valuation of the Funds’ portfolio securities and periodically reviews information from the Manager and the Sub-Advisers regarding fair value and liquidity determinations made pursuant to Board-approved procedures, and makes related recommendations to the full Board and assists the full Board in resolving particular fair valuation and other valuation matters. The Valuation Committee convened four times separately during the fiscal year ended November 30, 2012.

     Compensation Committee. The Trust’s Compensation Committee is currently composed of Messrs. Gallagher, Jacobson, Kertess, Ogden, Rappaport and Ms. DeCotis, each of whom is an Independent Trustee. The Compensation Committee meets as the Board deems necessary to review and make recommendations regarding compensation payable to the Trustees of the Trust who are not directors, officers, partners or employees of the Manager, the Sub-Advisers or any entity controlling, controlled by or under common control with the Manager or the Sub-Advisers. The Compensation Committee convened one time during the fiscal year ended November 30, 2012.
Securities Ownership
     For each Trustee, the following table discloses the dollar range of equity securities beneficially owned by the Trustee in the Trust, and, on an aggregate basis, in any registered investment companies overseen by the Trustee within the Trust’s family of investment companies. The dollar ranges used in the table are (i) None; (ii) $1-$10,000; (iii) $10,001-$50,000; (iv) $50,001-$100,000; and (v) Over $100,000. The following table includes securities in which the Trustees hold an economic interest through their deferred compensation plan. See “Trustees’ Compensation” below.
Securities Ownership as of December 31, 2012

Aggregate Dollar
Range of Equity
Securities in All
	Dollar Range of Equity	Registered Investment
	Securities in	Companies Overseen by
	Each Fund or Series	Trustee in Family of
	Overseen	Investment
Name of Trustee	by the Trustee	Companies(1)
Independent Trustees(2)
Hans W. Kertess	Over $100,000	Over $100,000
Bradford K. Gallagher	Over $100,000	Over $100,000
James A. Jacobson	Over $100,000	Over $100,000
William B. Ogden IV	Over $100,000	Over $100,000
Alan Rappaport	$50,001-$100,000	Over $100,000
Deborah A. DeCotis	Over $100,000	Over $100,000
Interested Trustee(2)
John C. Maney	Over $100,000	Over $100,000

(1)	The term “Family of Investment Companies” as used herein includes each Fund of the Trust and the following registered investment companies: each series of Allianz Funds, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PIMCO Corporate & Income Strategy Fund, PIMCO Corporate & Income Opportunity Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, AllianzGI Convertible & Income Fund, AllianzGI Convertible & Income Fund II, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II, AllianzGI NFJ Dividend, Interest & Premium Strategy Fund, AllianzGI International and Premium Strategy Fund, PIMCO Global StocksPLUS® & Income Fund, AllianzGI Equity & Convertible Income Fund, AllianzGI Global Equity & Convertible Income Fund, PCM Fund Inc., PIMCO Strategic Global Government Fund, Inc. Series, PIMCO Dynamic Income Fund, PIMCO Dynamic Credit Income Fund, each series of AllianzGI Managed Accounts Trust, each series of Premier Multi-Series VIT and each series of USAllianz Variable Insurance Products Trust.

(2)	“Independent Trustees” are those Trustees who are not “Interested Persons” (as defined in Section 2(a)(19) of the 1940 Act), and “Interested Trustees” are those Trustees who are “Interested Persons” of the Funds. Mr. Maney is an “Interested Person” of the Funds due to his affiliation with Allianz Asset Management of America L.P. and its affiliates.
     To the Trust’s knowledge, the Independent Trustees and their immediate family members do not beneficially own any securities in an investment manager or principal underwriter of the Trust, or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment manager or principal underwriter of the Trust, as of December 31, 2012.

Trustees’ Compensation
     Each of the Independent Trustees also serves as a trustee of PIMCO Municipal Income Fund, PIMCO California Municipal Income Fund, PIMCO New York Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund II, PIMCO New York Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund III, AllianzGI Convertible & Income Fund, AllianzGI Convertible & Income Fund II, PIMCO Corporate & Income Opportunity Fund, PIMCO High Income Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II, AllianzGI NFJ Dividend, Interest & Premium Strategy Fund, AllianzGI Equity & Convertible Income Fund, AllianzGI Global Equity & Convertible Income Fund, PIMCO Global StocksPLUS & Income Fund, PIMCO Income Opportunity Fund, PCM Fund, Inc., PIMCO Strategic Global Government Fund, Inc., PIMCO Dynamic Income Fund and PIMCO Dynamic Credit Income Fund, each a closed-end fund for which the Manager serves as investment manager and affiliates of the Manager serve as sub-adviser (together, the “Allianz Closed-End Funds”), as well as AllianzGI Managed Accounts Trust (“AGIMAT”), an open-end investment company with multiple series for which the Manager serves as investment manager and/or administrator and affiliates of the Manager serve as investment sub-adviser, and Premier Multi-Series VIT, an open-end investment company with one series for which the Manager serves as investment manager and an affiliate of the Manager serves as investment sub-adviser. As indicated above, certain of the officers of the Fund are affiliated with the Manager.
     Each of the Allianz Closed-End Funds, AGIMAT, Premier Multi-Series VIT and the Trust is expected to hold joint meetings of their Boards of Trustees whenever possible. Each Trustee, other than any Trustee who is a director, officer, partner or employee of the Manager or any entity controlling, controlled by or under common control with the Manager receives annual compensation of $250,000, payable quarterly. The Independent Chairman of the Boards receives an additional $75,000 per year, payable quarterly. The Audit Oversight Committee Chairman receives an additional $50,000 annually, payable quarterly. Trustees will also be reimbursed for meeting-related expenses.
     Each Trustee’s compensation and other costs in connection with joint meetings will be allocated among the Allianz Closed-End Funds, AGIMAT, Premier Multi-Series VIT and the Trust, as applicable, on the basis of fixed percentages as between each such group of funds. Trustee compensation and other costs will then be further allocated pro rata among the individual funds within each grouping (such as among the Funds) based on the complexity of issues relating to each such fund and relative time spent by the Trustees in addressing them, and on each such fund’s relative net assets.
     Trustees do not currently receive any pension or retirement benefits from the Trust or the Fund Complex (see below).
     The following table sets forth information regarding compensation for the most recent fiscal year (except as noted) received by those Trustees of the Trust who are not “interested persons” (as defined in the 1940 Act) of the Trust. (Trustees who are interested persons of the Trust and Officers of the Trust receive no compensation from the Trust).

				Total Compensation
		Pension or		from Trust and
		Retirement		Fund Complex Paid
		Benefits		to Trustees
	Aggregate	Accrued as Part	Estimated Annual	for Calendar Year-
	Compensation	of Trust	Benefits Upon	Ended
Name of Person	from Trust	Expenses	Retirement	December 31, 2012(1)
Bradford K. Gallagher	$71,531	0	0	$250,000
James A. Jacobson	$85,838	0	0	$300,000
Hans W. Kertess	$92,991	0	0	$325,000
William B. Ogden IV	$71,531	0	0	$250,000
Alan Rappaport	$71,531	0	0	$250,000
Deborah A. DeCotis	$71,531	0	0	$250,000

(1)	Each Trustee serves as trustee or director of several other closed-end and/or open-end investment companies advised by the Manager. Messrs. Gallagher, Jacobson, Kertess, Ogden and Rappaport and Ms. DeCotis serve as trustee or director of 31 such investment companies. These investment companies are considered to be in the same Fund Complex as the Trust.
     As disclosed in the section titled “Additional Information About Purchases, Exchanges and Redemptions of Class A, Class B, Class C and Class R Shares,” each Fund may sell its Class A shares at net asset value without a sales charge to certain categories of investors, including current or retired officers, trustees, directors or employees of either the Trust, Allianz Global Fund Management, Pacific Investment Management Company or the Distributor, and certain other affiliates of Allianz Global Fund Management, Pacific Investment Management Company or the Distributor, a parent, brother or sister of any such officer, trustee, director or employee or a spouse or child of any of the foregoing persons. The Trust believes that this arrangement encourages affiliated persons of the Funds to invest in the Funds, which further aligns the interests of the Funds and those persons affiliated with them.

Proxy Voting Policies
     The policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities have been included as Appendix C. Summary descriptions of the proxy voting policies and procedures of Allianz Global Fund Management and the Sub-Advisers are also included in Appendix C. Information regarding how the Trust voted proxies relating to securities held by the Funds during the most recent twelve-month period ended June 30 is available, without charge, upon request by calling 1-800-988-8380 (retail classes) or 1-800-498-5413 (Class P, Institutional and Administrative classes) and on the SEC’s website, www.sec.gov and on the Allianz Global Investors website, us.allianzgi.com.
Investment Manager
     Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management” or the “Manager”) serves as investment manager to each of the Funds pursuant to an investment management agreement (“Management Agreement”) between Allianz Global Fund Management and the Trust. The Manager is a wholly-owned indirect subsidiary of Allianz Asset Management of America L.P. (“AAMA”). AAMA, acting through an investment management division, was the former investment adviser to the Trust. AAMA was organized as a limited partnership under Delaware law in 1987. AAMA’s sole general partner is Allianz Asset Management of America LLC. Allianz Asset Management of America LLC has three members, Allianz of America, Inc. (“Allianz of America”), a Delaware corporation that owns a 99.8% non-managing interest, Allianz Asset Management Aktiengesellschaft, a German company that owns a 0.1% non-managing interest, and Allianz Asset Management of America Holdings Inc., a Delaware corporation that owns a 0.1% managing interest. Allianz of America is a wholly-owned indirect subsidiary of Allianz SE. Allianz Asset Management of America Holdings Inc. is a wholly-owned subsidiary of Allianz Asset Management Aktiengesellschaft, which is an indirect subsidiary of Allianz SE. Allianz SE indirectly holds a controlling interest in AAMA. Allianz SE is a European-based, multinational insurance and financial services holding company. The address for AAMA, Allianz Asset Management of America LLC and Allianz Asset Management of America Holdings Inc. is 680 Newport Center Drive, Suite 250, Newport Beach, California 92660. The address for Allianz Asset Management Aktiengesellschaft is Seidlstrasse, 24-24a, D-80335, Munich, Germany. Allianz SE’s address is Koeniginstrasse 28, D-80802, Munich, Germany.
     The general partner of AAMA has substantially delegated its management and control of AAMA to a Management Board.
     The Manager is located at 1633 Broadway, New York, NY 10019. The Manager had approximately $55.2 billion of assets under management as of September 30, 2013.
      As of the date of this Statement of Additional Information, there are no significant institutional shareholders of Allianz SE. Allianz SE owns approximately 5% of The Hartford Financial Services Group, Inc. (“Hartford”). Certain broker-dealers that might be controlled by, or affiliated with, Hartford may be considered to be affiliated persons of the Manager and its affiliates. (Broker-dealer affiliates of such significant institutional shareholders are sometimes referred to herein as “Affiliated Brokers”). Absent an SEC exemption or other regulatory relief, the Funds are generally precluded from effecting principal transactions with the Affiliated Brokers, and their ability to purchase securities being underwritten by an Affiliated Broker or a syndicate including an Affiliated Broker is subject to restrictions. Similarly, a Fund’s ability to utilize the Affiliated Brokers for agency transactions is subject to the restrictions of Rule 17e-1 under the 1940 Act.
Management Agreement
     The Manager, subject to the supervision of the Board of Trustees, is responsible for providing advice and guidance with respect to the Funds and for managing, either directly or through others selected by the Manager, the investments of the Funds. The Manager also furnishes to the Board of Trustees periodic reports on the investment performance of each Fund. As more fully discussed below, the Manager has engaged various affiliates and non-affiliates to serve as Sub-Advisers. If a Sub-Adviser ceases to manage the portfolio of a Fund, the Manager will either assume full responsibility for the management of that Fund, or retain a new sub-adviser subject to the approval of the Trustees and, if required, the Fund’s shareholders.
     Under the terms of the Management Agreement, the Manager is obligated to manage the Fund in accordance with applicable laws and regulations. The investment management services of the Manager to the Trust are not exclusive under the terms of the Management Agreement. The Manager is free to, and does, render investment management services to others.
     The Management Agreement will continue in effect with respect to a Fund for two years from its effective date, and thereafter on a yearly basis, provided such continuance is approved annually (i) by the holders of a majority of the outstanding voting securities of the Fund, or by the Board of Trustees, and (ii) by a majority of the Trustees who are not “interested persons” of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the Management Agreement. The Management Agreement may be terminated without penalty by vote of the Trustees or the vote of a majority of the outstanding voting shares of the Trust (or with respect to a particular Fund, by the vote of a majority of the outstanding voting shares of such Fund), or by the Manager, on 60 days’ written notice to the other party, and will terminate automatically in the event of its assignment.
     The Management Agreement provides that the Manager shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

     The Manager currently receives a monthly investment management fee from each Fund at the following annual rates (based on the average daily net assets of the particular Funds):

Management
Fund	Fee Rate
Behavioral Advantage Large Cap Fund	0.40%
Best Styles Global Equity Fund	0.30%
China Equity Fund	1.10%
Convertible Fund	0.57%
Disciplined Equity Fund	0.60%
Dynamic Emerging Multi-Asset Fund	0.90%
Global Allocation Fund	0.85%
Global Fundamental Strategy Fund	0.75%
Global Growth Allocation Fund	0.85%
Global Managed Volatility Fund	0.40%
Global Water Fund	0.95%
High Yield Bond Fund	0.48%
International Small-Cap Fund	1.00%
Micro Cap Fund	1.25%
Multi-Asset Real Return Fund	0.75%
NFJ Emerging Markets Value Fund	1.00%
NFJ Global Dividend Value Fund	0.80%
NFJ International Small-Cap Value Fund	0.95%
NFJ International Value II Fund	0.80%
Redwood Fund	1.00%
Retirement 2015 Fund	0.05%
Retirement 2020 Fund	0.05%
Retirement 2025 Fund	0.05%
Retirement 2030 Fund	0.05%
Retirement 2035 Fund	0.05%
Retirement 2040 Fund	0.05%
Retirement 2045 Fund	0.05%
Retirement 2050 Fund	0.05%
Retirement 2055 Fund	0.05%
Retirement Income Fund	0.05%
Short Duration High Income Fund	0.48%
Structured Alpha Fund	1.25%
Ultra Micro Cap Fund	1.50%
U.S. Emerging Growth Fund	0.90%
U.S. Equity Hedged Fund	0.70%
Management Fee Waiver
     Pursuant to a Management Fee Waiver Agreement, the Manager has agreed to waive a portion of its fee with respect to investments by the Global Allocation Fund and the Global Growth Allocation Fund in Underlying Funds to the extent it exceeds 0.15% of the portion of Fund assets attributable to investments in Underlying Funds. Similarly, the Manager has agreed to waive, through at least March 31, 2014, an additional portion of its fee with respect to investments by the Global Allocation Fund and the Global Growth Allocation Fund in Other Acquired Funds to the extent it exceeds 0.15% of the portion of Fund assets attributable to investments in Other Acquired Funds. Notwithstanding the foregoing, the Manager will continue to receive its full fee on assets invested by the Global Allocation Fund and the Global Growth Allocation Fund directly in investments other than Underlying Funds or Other Acquired Funds.
Expense Limitation Agreements
     With respect to each Fund except Dynamic Emerging Multi-Asset Fund and Multi-Asset Real Return Fund, the Manager has contractually agreed until the date indicated in the applicable Fund’s “Annual Fund Operating Expenses” table in the Fund’s Fund Summary to irrevocably waive its Management Fee or reimburse the Fund, to the extent that Total Annual Fund Operating Expenses (after the application of the additional fee waiver described above) including payment of organizational expenses, but excluding interest, tax and extraordinary expenses, and certain credits and other expenses, exceed the amount specified for each share class of the Fund in its “Annual Fund Operating Expenses” table, as a percentage of average net assets. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

     With respect to Dynamic Emerging Multi-Asset Fund and Multi-Asset Real Return Fund, the Manager has contractually agreed until the date indicated in the applicable Fund’s “Annual Fund Operating Expenses” table in the Fund’s Fund Summary to irrevocably waive its Management Fee or reimburse the Fund, to the extent that Total Annual Fund Operating Expenses (after the application of the additional fee waiver described above) including payment of organizational expenses, but excluding interest, tax and extraordinary expenses, Underlying Fund expenses (as calculated in accordance with the 1940 Act) and certain credits and other expenses, exceed the amount specified for each share class of the Fund in its “Annual Fund Operating Expenses” table, as a percentage of average net assets. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.
     The following table sets forth the amount of the management fee paid by the Trust to the Manager for the last three fiscal years. Certain of the Funds are newly formed, and the Trust did not pay any management fee amounts to the Manager during the periods noted for such Funds.

	Year Ended	Year Ended	Year Ended
Fund	11/30/12	11/30/11	11/30/10
Behavioral Advantage Large Cap Fund	$53,066	$9,345	N/A
Best Styles Global Equity Fund	N/A	N/A	N/A
China Equity Fund	43,440	51,924	$20,396
Convertible Fund	4,755,095	3,684,452	2,489,061
Disciplined Equity Fund	298,258	302,403	120,950
Dynamic Emerging Multi-Asset Fund	N/A	N/A	N/A
Global Allocation Fund	1,787,109	2,008,026	1,805,998
Global Fundamental Strategy Fund	N/A	N/A	N/A
Global Growth Allocation Fund	60,753	77,977	42,814
Global Managed Volatility Fund	47,046	N/A	N/A
Global Water Fund	950,553	666,944	531,910
High Yield Bond Fund	1,269,056	529,046	329,396
International Small-Cap Fund	1,229,531	1,423,036	1,075,774
Micro Cap Fund	546,885	690,312	677,429
Multi-Asset Real Return Fund	N/A	N/A	N/A
NFJ Emerging Markets Value Fund	N/A	N/A	N/A
NFJ Global Dividend Value Fund	350,109	262,544	77,499
NFJ International Small-Cap Value Fund	16,468	N/A	N/A
NFJ International Value II Fund	26,939	N/A	N/A
Redwood Fund	98,433	65,257	N/A
Retirement 2015 Fund	5,804	58,408	44,294
Retirement 2020 Fund	4,183	36,906	38,420
Retirement 2025 Fund	2,332	N/A	N/A
Retirement 2030 Fund	5,818	47,119	N/A
Retirement 2035 Fund	2,212	N/A	N/A
Retirement 2040 Fund	3,869	38,540	40,103
Retirement 2045 Fund	1,818	N/A	N/A
Retirement 2050 Fund	3,324	37,584	37,952
Retirement 2055 Fund	1,608	N/A	N/A
Retirement Income Fund	10,231	55,160	42,035
Short Duration High Income Fund	346,101	5,462	N/A
Structured Alpha Fund	N/A	N/A	N/A
Ultra Micro Cap Fund	202,963	115,928	42,862
U.S. Emerging Growth Fund	188,186	191,877	158,160
U.S. Equity Hedged Fund	N/A	N/A	N/A
TOTAL	$12,311,190	$10,358,250	$7,575,053
Additional Information about Services Provided by Allianz Global Fund Management
     As noted above, Allianz Global Fund Management serves as investment manager to the Trust pursuant to the Management Agreement. Allianz Fund Management, subject to the supervision of the Board of Trustees, is responsible for managing the investments of the Funds either directly or through others selected by the Manager.
     In addition, Allianz Global Fund Management: (a) recommends and, subject to the approval of the Board of Trustees, approves the funds to be offered by the Trust; (b) subject to the approval of the Board of Trustees and, as applicable, Fund shareholders, selects Sub-Advisers to manage the management of the Funds’ portfolios; (c) monitors, directly, and with the assistance of third parties, the activities of such Sub-Advisers and evaluates the Sub-Advisers’ performance; and (d) supervises Fund compliance, as discussed more fully below. Allianz Fund Management also furnishes to the Board of Trustees periodic reports on the investment performance of each Fund and such other matters as the Trustees may request.

     Some of the objectives of Allianz Global Fund Management’s compliance program are to:
•	Continually work to enhance the compliance programs of all Allianz Asset Management of America L.P. subsidiaries;

•	Assess the existing local compliance plans in relation to current business practices from a risk-based perspective and work with local compliance to resolve major issues or gaps; and

•	Provide for the documentation of policies and procedures, with emphasis on incorporating industry best practices.
     In its capacity as Manager, in addition to its investment advisory services, Allianz Global Fund Management provides administrative services to the Funds pursuant to the Management Agreement. Such services include shareholder servicing, accounting, bookkeeping, internal audit services and certain other services required by the Funds, and preparation of reports to Funds’ shareholders and regulatory filings. Relatedly, as discussed above, the Manager (in some cases, together with its affiliates or third parties) provides certain other services, including compliance related services such as market timing monitoring and review of regulatory filings, management and coordination of activities of third-party service providers to the Funds such as transfer agency and custodian, maintenance and support services to intermediaries such as broker-dealers and retirement plan administrators, and researching and responding to customer complaints and inquiries and regulatory inquiries.
     In addition, the Target Date Funds have entered into an Administration Agreement with the Manager. In return for an administrative fee, the Manager arranges, at its own expense, for the provision of legal, audit, custody, transfer agency and other services necessary for the ordinary operation of the Target Date Funds. The Manager is also responsible for the preparation of prospectuses and shareholder reports for current shareholders and bears the costs of preparing, printing and mailing such reports for the Target Date Funds.
     The table below contains the business histories of the members of the Management Board of Allianz Global Fund Management. In addition to the individuals contained in the chart below, John C. Maney and Brian S. Shlissel are also members of the Management Board. Information relating to Messrs. Maney and Shlissel is contained above in “Management of the Trust—Trustees and Officers.”

Position with Allianz
Global Fund
Name	Management	Recent Professional Experience
John Carroll	Management Board	Member of Management Board of Allianz Global Investors Fund Management LLC since February 2012; Chief Executive Officer of Allianz Global Investors Distributors LLC (AGID) and Member of Executive Committee and Head of US Retail Distribution of Allianz Global Investors Holdings since January 2012. Prior to this role, Mr. Carroll was Chief Operating Officer of AGID. Prior to joining AGID in 2008, he spent 20 years at Merrill Lynch where he most recently was a Managing Director, Co-Head of the Merrill Lynch Insurance Group and Head of Insurance Distribution. Prior to that, he was Head of Relationship Management in the Distribution and Business Development Group. Mr. Carroll has 26 years of experience in the financial services industry.

Julian F. Sluyters	Management Board	Chairman of Management Board of Allianz Global Investors Fund Management LLC since May 2013 and Member since November 2012; Member of Executive Committee, Managing Director and Chief Operating Officer of Allianz Global Investors U.S. Holdings LLC. since October 2012.

Sub-Advisory and Portfolio Management Agreements
     The Manager employs Sub-Advisers to provide investment advisory services to each Fund pursuant to sub-advisory agreements (each a “Sub-Advisory Agreement”) between the Manager and the particular Sub-Adviser. The Manager currently has five investment management affiliates that are also indirect subsidiaries of AAMA, two of which, NFJ Investment Group LLC (“NFJ”) and Allianz Global Investors U.S. LLC (“AllianzGI U.S.”), manage one or more of the Funds. Fuller & Thaler Asset Management, Inc. (“Fuller & Thaler”) manages one of the Funds and is not an affiliate of the Manager.

AllianzGI U.S.
     Pursuant to an Amended and Restated Sub-Advisory Agreement between the Manager and AllianzGI U.S. (the “AllianzGI U.S. Sub-Advisory Agreement”), AllianzGI U.S. is the Sub-Adviser and provides investment advisory services to: the Convertible, Global Managed Volatility, High Yield Bond, Micro Cap, Structured Alpha, Ultra Micro Cap, U.S. Emerging Growth and U.S. Equity Hedged Funds (the “Legacy AGIC Funds”); the Target Funds; and the Legacy RCM Funds. Pursuant to the terms of the AllianzGI U.S. Sub-Advisory Agreement, AllianzGI U.S. is responsible for managing, either directly or through others selected by it, the investment of the assets of the Legacy AGIC Funds, Target Funds, and the Legacy RCM Funds, subject to the general oversight and supervision of the Manager and the Board of Trustees. For the services provided to the Legacy AGIC Funds, the Manager (not the Trust) pays AllianzGI U.S. a monthly fee for each Fund at the following annual rates (based on the average daily net assets of the particular Fund): 0.37% for Convertible Fund, 0.26% for the Global Managed Volatility Fund, 0.31% for the High Yield Bond Fund, 0.81% for the Micro Cap Fund, 0.8125% for the Structured Alpha Fund, 0.98% for the Ultra Micro Cap Fund, 0.59% for U.S. Emerging Growth Fund and 0.455% for the U.S. Equity Hedged Fund. For the services provided to the Target Funds, the Manager (not the Trust) pays AllianzGI U.S. a monthly fee for each Fund at the following annual rates (based on the average daily net assets of the particular Fund): 0.05% for each of the Target Date Funds; and for the Global Allocation Fund and Global Growth Allocation Fund 0.15% with respect to Fund assets invested in other Funds of the Trust and other investment companies or series thereof, and 0.60% with respect to assets invested directly in securities and other instruments. For the services provided to the Legacy RCM Funds, the Manager (and not the Trust) pays AllianzGI U.S. a monthly fee for each Fund at the following annual rates (based on the average daily net assets of the particular Fund): 0.715% for the China Equity Fund, 0.40% for the Disciplined Equity Fund, 0.54% for the Dynamic Emerging Multi-Asset Fund, 0.20% for the Best Styles Global Equity Fund, 0.49% for the Global Fundamental Strategy Fund, 0.54% for the Global Water Fund, 0.65% for the International Small-Cap Fund, 0.45% for the Multi-Asset Real Return Fund, 0.65% for the Redwood Fund and 0.29% for Short Duration High Income Fund.
     On August 25, 2010, AllianzGI U.S. assumed the role of investment sub-adviser to certain of the Legacy AGIC Funds from Nicholas-Applegate Capital Management LLC, its subsidiary, pursuant to a Novation of Sub-Advisory Agreement. Please see the section titled “The Trust” for additional information.
     The Target Funds were previously managed by AGI Solutions, which merged into AllianzGI U.S. in January 2013. AGI Solutions was organized in 2008 to manage discretionary accounts investing primarily in certain affiliated mutual funds and exchange-traded funds (“ETFs”) sponsored by AAMA and Pacific Investment Management Company (“PIMCO”) (the “Underlying Funds”).
     The Legacy RCM Funds, except for the Best Styles Global Equity Fund and the Global Fundamental Strategy Fund, were previously managed by RCM, which merged into AllianzGI U.S. in April 2013.
     As of September 30, 2013, AllianzGI U.S. managed approximately $43.5 billion in assets.
     AllianzGI U.S. is registered as an investment adviser with the SEC and is organized as a Delaware limited liability company. Its principal place of business is located at 1633 Broadway, New York, New York 10019.
     AllianzGI U.S. provides investment management services across a broad class of assets including equity, fixed income, futures and options, convertibles and other securities and derivative instruments. AllianzGI U.S.’s primary business is to provide discretionary advisory services to institutional clients through its separate account management services. In addition, AllianzGI U.S. provides discretionary investment advisory services to a variety of commingled funds (including SEC registered open-end investment companies, SEC registered closed-end investment companies and other commingled funds that are not registered with the SEC) which may be sponsored or established by AllianzGI U.S., its affiliates or by unaffiliated third parties. AllianzGI U.S. also participates as a non-discretionary investment adviser providing investment models to unaffiliated third parties.
     In addition to the advisory-related services noted above, AllianzGI U.S. also provides administration and legal/compliance oversight services, as well as global client service, marketing and sales support to NFJ Investment Group LLC.

Fuller & Thaler
     Pursuant to a Sub-Advisory Agreement between the Manager and Fuller & Thaler (the “Fuller & Thaler Sub-Advisory Agreement”), Fuller & Thaler serves as the Sub-Adviser and provides investment advisory services to the Behavioral Advantage Large Cap Fund. Pursuant to the terms of the Fuller & Thaler Sub-Advisory Agreement, Fuller & Thaler is responsible for managing, either directly or through others selected by it, the investment of the Fund’s assets, subject to the general oversight and supervision of the Manager and the Board of Trustees. For the services provided, the Manager (not the Trust) pays Fuller & Thaler a monthly fee for the Behavioral Advantage Large Cap Fund at the annual rate (based on the average daily net assets of the Behavioral Advantage Large Cap Fund) of 0.16%.
     Fuller & Thaler is an investment management firm organized as a California corporation. Fuller & Thaler is located at 411 Borel Avenue, Suite 300, San Mateo, CA 94402. Fuller & Thaler provides investment management services primarily in long only and long short equity strategies. Fuller & Thaler’s primary business is to provide discretionary advisory services to institutional clients such as pension plans, academic institutions and other institutional investors. As of December 31, 2012, Fuller & Thaler had assets under management of $1.1 billion. Fuller & Thaler is not an affiliate of AAMA.
NFJ
     Pursuant to a Sub-Advisory Agreement between the Manager and NFJ (the “NFJ Sub-Advisory Agreement”), NFJ serves as the Sub-Adviser and provides investment advisory services to the NFJ Emerging Markets Value Fund, the NFJ Global Dividend Value Fund, the NFJ International Small-Cap Value Fund and the NFJ International Value II Fund (the “NFJ Managed Funds”). Pursuant to the terms of the NFJ Sub-Advisory Agreement, NFJ is responsible for managing, either directly or through others selected by it, the investment of the NFJ Managed Funds’ assets, subject to the general oversight and supervision of the Manager and the Board of Trustees. For the services provided, the Manager (not the Trust) pays NFJ a monthly fee for each Fund at the following annual rates (based on the average daily net assets of the particular Fund): 0.65% for the NFJ Emerging Markets Value Fund, 0.50% for the NFJ Global Dividend Value Fund, 0.65% for the NFJ International Small-Cap Value Fund and 0.50% for the NFJ International Value II Fund.
     NFJ is an investment management firm organized as a Delaware limited liability company and is an indirect wholly-owned subsidiary of AllianzGI U.S., which, in turn, is wholly owned by AAMA. AllianzGI U.S. is the sole managing member of NFJ. NFJ is the successor investment adviser to NFJ Investment Group, Inc., which commenced operations in 1989. NFJ is located at 2100 Ross Avenue, Suite 700, Dallas, Texas 75201. AllianzGI U.S. is located at 1633 Broadway, New York, New York 10019. NFJ provides investment management services to institutional accounts. Accounts managed and advised by NFJ (including both discretionary and non-discretionary accounts) had combined assets, as of October 31, 2013, of approximately $43 billion.
     The following table sets forth the amount of portfolio management fees paid by the Manager to the applicable Sub-Adviser for each of the Funds for the last three fiscal years. Because certain of the Funds are newly formed, the Manager did not pay any sub-advisory fee amounts to Sub-Advisers during the periods noted for such Funds.

	Year Ended	Year Ended	Year Ended
Fund	11/30/12	11/30/11	11/30/10
Behavioral Advantage Large Cap Fund	$21,226	$3,738	N/A
Best Styles Global Equity Fund	N/A	N/A	N/A
China Equity Fund	28,236	33,751	$13,257
Convertible Fund	3,086,641	2,391,662	1,061,551
Disciplined Equity Fund	170,433	172,802	69,114
Dynamic Emerging Multi-Asset Fund	N/A	N/A	N/A
Global Allocation Fund	315,372	354,357	318,706
Global Fundamental Strategy Fund	N/A	N/A	N/A
Global Growth Allocation Fund	10,721	13,761	7,555
Global Managed Volatility Fund	29,416	N/A	N/A
Global Water Fund	540,314	379,105	302,349
High Yield Bond Fund	819,599	341,675	147,491
International Small-Cap Fund	736,408	924,973	506,566
Micro Cap Fund	354,382	447,323	300,098
Multi-Asset Real Return Fund	N/A	N/A	N/A
NFJ Emerging Markets Value Fund	N/A	N/A	N/A
NFJ Global Dividend Value Fund	205,946	154,438	45,588
NFJ International Small-Cap Value Fund	11,268	N/A	N/A
NFJ International Value II Fund	15,537	N/A	N/A
Redwood Fund	63,982	42,417	N/A

	Year Ended	Year Ended	Year Ended
Fund	11/30/12	11/30/11	11/30/10
Retirement 2015 Fund	5,804	12,012	8,305
Retirement 2020 Fund	4,183	7,547	7,204
Retirement 2025 Fund	2,332	N/A	N/A
Retirement 2030 Fund	5,818	9,050	8,108
Retirement 2035 Fund	2,212	N/A	N/A
Retirement 2040 Fund	3,869	7,379	7,077
Retirement 2045 Fund	1,818	N/A	N/A
Retirement 2050 Fund	3,324	7,185	6,697
Retirement 2055 Fund	1,608	N/A	N/A
Retirement Income Fund	10,231	12,527	8,407
Short Duration High Income Fund	209,103	3,300	N/A
Structured Alpha Fund	N/A	N/A	N/A
Ultra Micro Cap Fund	132,602	75,739	20,954
U.S. Emerging Growth Fund	123,367	125,786	70,805
U.S. Equity Hedged Fund	N/A	N/A	N/A
TOTAL	$6,915,752	$5,520,527	$2,909,832
Portfolio Manager Compensation, Other Accounts Managed, Conflicts of Interest and Corporate Culture
Fuller & Thaler
Compensation
     The following explains the compensation structure of each individual (as listed in the Prospectuses) who shares primary responsibility for day-to-day portfolio management of the Fund.
     Portfolio managers are compensated with base salaries and annual bonuses that are generally in line with or above industry averages. The bonuses correlate highly with overall firm revenues, are subjective in nature, and not tied to performance in a given year, as Fuller & Thaler believes objective bonuses tied to benchmarks create poor incentives for portfolio managers as opposed to encouraging them to follow a disciplined investment process. Bonuses and equity distribution are determined by a 3-person compensation committee with input from various managers throughout the organization.
     The firm has Executive Stock Purchase and Deferred Compensation plans that allow key professionals to acquire equity in the firm and receive deferred compensation at retirement. For a key professional who has been with the firm for 5 years or more, the value of these benefits may be a large part of his/her net worth.
     All employees also participate in an employee benefit plan. The employee benefit plan includes a health care plan, an employee 401K plan which includes (up to the legal limit) a 50% match by the firm that is immediately fully-vested for the employee, and discretionary profit sharing subject to the profitability of the firm.
Other Accounts Managed
     The following summarizes information regarding each of the accounts, excluding the Fund’s portfolio, including amounts managed by a team, committee, or other group that includes the portfolio manager. Except as noted below, the information is as of November 30, 2012.

	Other Pooled				Other Registered
	Vehicles		Other Accounts		Investment Companies
Portfolio Manager	#	AUM ($ million)	#	AUM ($ million)	#	AUM ($ million)
Russell J. Fuller	0	0	1	72	1	68
Raife Giovinazzo*	0	0	1	78	0	0
     The following table provides information regarding other accounts managed for which management fees are based on the performance of the pooled vehicle:

	Other Pooled				Other Registered
	Vehicles		Other Accounts		Investment Companies
Portfolio Manager	#	AUM ($ million)	#	AUM ($ million)	#	AUM ($ million)
Russell J. Fuller	0	0	1	72	0	0
Raife Giovinazzo*	0	0	1	78	0	0

*	Information provided as of February 28, 2013.

Potential Conflicts of Interest
     Responsibility for managing Fuller & Thaler’s investment strategies is organized according to investment styles (growth, value or blend) and market capitalization (micro-cap, small-cap, mid-cap, or large-cap). Generally, a portfolio manager is responsible for managing all the client portfolios with a certain investment style and market capitalization. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across portfolios in the same strategy, which minimizes the potential for conflicts of interest.
     Another potential conflict of interest may be perceived with respect to compensation. Fuller & Thaler may receive more compensation with respect to certain accounts than that received with respect to the Fund. Such greater compensation may be attributable to the fact that some accounts may be larger than the Fund, some accounts may pay a higher management fee rate than the Fund, or some accounts may also pay a performance fee unlike the Fund. This may create a potential conflict of interest for Fuller & Thaler or its portfolio managers by providing an incentive to favor these other accounts when, for example, placing securities transactions. Fuller & Thaler may have an incentive to allocate securities that are expected to increase in value to favored accounts. To address this, Fuller & Thaler has established policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. As a matter of general policy, Fuller & Thaler aggregates orders for the same equity security placed at around the same time. When aggregated trades are executed, accounts participating in the trade will be allocated their pro rata share on an average price basis, subject to certain limited exceptions. In the event pro rata allocation may not be feasible or in the best interest of its clients, Fuller & Thaler will seek to allocate transactions in a fair and equitable manner over time.
     Another potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the cost of securities subsequently purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If Fuller & Thaler manages accounts that engage in short sales of securities of the type in which the Fund invests, Fuller & Thaler could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.
     A Fund’s portfolio managers may face other potential conflicts of interest in managing a Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Fund and other accounts.
     Fuller & Thaler believes it has adopted policies and procedures to address actual and potential conflicts of interest; however, there is no guarantee that such policies and procedures will detect each and every situation in which a conflict may arise.
Securities Ownership
     The following table discloses the dollar range of equity securities beneficially owned by each portfolio manager in the Fund the portfolio manager manages. Except as noted below, the information is as of November 30, 2012.

Dollar Range of Equity Securities
Russell J. Fuller	$500,001-$1,000,000
Raife Giovinazzo*	$100,001-$500,000

*	Information provided as of February 28, 2013.
Corporate Culture of Fuller & Thaler
     Fuller & Thaler’s corporate culture reflects the themes of placing the best interest of our clients and prospective clients first while conducting ourselves with the highest level of professionalism and integrity. The firm encourages employee team work in considering unique points of view, as well as supports continued learning through ongoing education with the belief that these values are critical to maintaining an uncompromising pursuit of quality and knowledge which will benefit our clients and contribute to the growth and success of our firm.

AllianzGI U.S.
     Compensation Structure for AllianzGI U.S. (including NFJ)
     Our compensation system is designed to support our corporate values and culture. While we acknowledge the importance of financial incentives and seek to pay top quartile compensation for top quartile performance, we also believe that compensation is only one of a number of critically important elements that allow the emergence of a strong, winning culture that attracts, retains and motivates talented investors and teams. Our compensation system supports our belief that investment professionals are a key element of the company’s success in meeting clients’ objectives. To the extent that there are regional experts located in other AllianzGI U.S.-affiliated offices worldwide who are “associated persons” of AllianzGI U.S. and who serve as portfolio managers for Funds, this compensation strategy is applied independently by the AllianzGI U.S.-affiliated company that employs such a portfolio manager. In such cases, AllianzGI U.S. compensates the employing company through an affiliated transfer pricing arrangement that takes into account the value placed by AllianzGI U.S. on the shared service of the portfolio manager.
     The primary components of compensation are the base salary and an annual discretionary variable compensation payment. This variable compensation component typically comprises a cash bonus that pays out immediately as well as a deferred component, for members of staff whose variable compensation exceeds a certain threshold. The deferred component for most recipients would be a notional award of the Long Term Incentive Program (“LTIP”); for members of staff whose variable compensation exceeds an additional threshold, the deferred compensation is itself split 50%/50% between the LTIP and a Deferral into Funds program (“DIF”). Currently, the marginal rate of deferral of the variable compensation can reach 42% for those in the highest variable compensation bracket. Overall awards, splits and components are regularly reviewed to ensure they meet industry best practice and, where applicable, at a minimum comply with regulatory standards.
     Base salary typically reflects scope, responsibilities and experience required in a particular role, be it on the investment side or any other function in our company. Base compensation is regularly reviewed against peers with the help of compensation survey data. Base compensation is typically a greater percentage of total compensation for more junior positions, while for the most senior roles it will be a comparatively small component, often capped and only adjusted every few years.
     Discretionary variable compensation is primarily designed to reflect the achievements of an individual against set goals, over a certain time period. For an investment professional these goals will typically be 70% quantitative and 30% qualitative. The former will reflect a weighted average of investment performance over a three-year rolling time period (one-year (25%) and three year (75%) results) and the latter reflects contributions to broader team goals, contributions made to client review meetings, product development or product refinement initiatives. Portfolio managers have their performance metric aligned with the benchmarks of the client portfolios they manage.

     The LTIP element of the variable compensation cliff vests three years after each (typically annual) award. Its value is directly tied to the operating result of Allianz Global Investors over the three year period of the award.
     The DIF element of the variable compensation cliff vests three years after each (typically annual) award and enables these members of staff to invest in a range of Allianz Global Investors funds (investment professionals are encouraged to invest into their own funds or funds where they may be influential from a research or product group relationship perspective). Again, the value of the DIF awards is determined by the growth of the fund(s) value over the three year period covering each award.
     Assuming an annual deferral of 33% over a three year period, a typical member of staff will have roughly one year’s variable compensation (3x33%) as a deferred component ‘in the bank’. Three years after the first award, and for as long as deferred components were awarded without break, cash payments in each year will consist of the annual cash bonus for that current year’s performance as well as a payout from LTIP/DIF commensurate with the prior cumulative three-year performance.
     There are a small number of revenue sharing arrangements that generate variable compensation for specialist investment teams, as well as commission payments for a limited number of members of staff in distribution. These payments are subject to the same deferral rules and deferred instruments as described above for the discretionary compensation element.
     In addition to competitive compensation, the firm’s approach to retention includes providing a challenging career path for each professional, a supportive culture to ensure each employee’s progress and a full benefits package.

Other Accounts Managed
     The following summarizes information regarding each of the accounts, excluding portfolios of the Funds that were managed by portfolio managers, including amounts managed by a team, committee, or other group that includes the portfolio manager. Except as noted below, the information is as of November 30, 2012.

	Other Pooled				Other Registered
	Vehicles		Other Accounts		Investment Companies
Portfolio Manager	#	AUM ($ million)	#	AUM ($ million)	#	AUM ($ million)
K. Mathew Axline	1	18.7	14	724.9	0	0
Douglas G. Forsyth, CFA***	7	10,358.9	17	2,625.8	8	7,018.3
Kunal Ghosh	5	686.8	14	189.3	4	347.9
Justin Kass, CFA	6	5,551.3	12	1,635.3	6	3845.9
Robert S. Marren	1	18.7	14	724.9	0	0
John C. McCraw	1	18.7	14	724.9	0	0
William L. Stickney	6	5,551.3	12	1,635.3	6	3845.9
Greg P. Tournant	8	1,439.2	3	11.1	1	8.5
Steven G. Bond-Nelson	8	1,439.2	3	11.1	1	8.5
Trevor Taylor	8	1,439.2	3	11.1	1	8.5
Mark P. Roemer	5	686.8	14	189.3	4	340.9
Steven Tael, PhD, CFA	4	212.8	1	3.3	0	0
Paul Pietranico	0	0	3	904.4	0	0
Stephen Sexauer	0	0	3	904.4	0	0
James Macey	0	0	3	904.4	0	0
Rahul Malhotra***	0	0	0	0	0	0
Andreas Fruschki	0	0	1	0	0	0
Christina Chung	9	2,047	11	1,722	1	398
Raphael L. Edelman	0	0	25	1,143	2	637
Todd G. Hawthorne	0	0	2	58	2	347
Eric Scholl	2	194	44	1,343	0	0
Andrew Neville	6	1,768	27	3,166	1	72
Dennis Lai	5	668	4	120	0	0
Koji Nakatsuka	1	22	1	5	0	0
Frank Hansen	6	1,768	23	3,165	1	72
Bjoern Mehrmann	6	1,768	21	3,165	1	72
Stefan Nixel	99	8,073	79	9,657	0	0
Zijian Yang	99	8,073	75	9,657	0	0
Michael Stamos	99	8,073	75	9,657	0	0
Giorgio Carlino	99	8,073	75	9,657	0	0
Stephen Lyford*	1	2.7	16	835.6	1	22.5
Andreas E. F. Utermann**	1	74	0	0	0	0
Armin Kayser**	27	7,701	1	143	0	0
Eric Boess, CFA**	1	74	1	10	0	0
Karl Happe	0	0	0	0	0	0
Steven J. Berexa, CFA***	13	2,792	6	362	2	70
Dr. Klaus Teloeken***	14	4,156.9	47	13,459.7	1	1,424.8
Dr. Rainer Tafelmayer***	14	4,156.9	47	13,459.7	1	1,424.8

*	Information provided as of February 28, 2013.

**	Information provided as of May 31, 2013.

***	Information provided as of September 30, 2013.

The following table provides information regarding other accounts managed for which management fees are based on the performance of the pooled vehicle:

	Other Pooled				Other Registered
	Vehicles		Other Accounts		Investment Companies
Portfolio Manager	#	AUM ($ million)	#	AUM ($ million)	#	AUM ($ million)
K. Mathew Axline	0	0	2	91.6	0	0
Douglas G. Forsyth, CFA***	2	600.4	1	207.9	0	0
Kunal Ghosh	1	361.8	1	12.63	0	0
Justin Kass, CFA	2	267.4	0	0	0	0
Robert S. Marren	0	0	2	91.6	0	0
John C. McCraw	0	0	2	91.6	0	0
William L. Stickney	2	267.4	0	0	0	0
Greg P. Tournant	8	1,439.2	0	0	1	8.5
Steven G. Bond-Nelson	8	1,439.2	0	0	1	8.5
Trevor Taylor	8	1,439.2	0	0	1	8.5
Mark P. Roemer	1	361.7	1	2.7	0	0
Steven Tael, PhD, CFA	0	0	0	0	0	0
Paul Pietranico	0	0	0	0	0	0
Stephen Sexauer	0	0	0	0	0	0
James Macey	0	0	0	0	0	0
Rahul Malhotra***	0	0	0	0	0	0
Andreas Fruschki	0	0	0	0	0	0
Christina Chung	1	32	1	175	0	0
Raphael L. Edelman	0	0	0	0	0	0
Todd G. Hawthorne	0	0	0	0	0	0
Eric Scholl	0	0	0	0	0	0
Andrew Neville	2	933	5	742	0	0
Dennis Lai	0	0	0	0	0	0
Koji Nakatsuka	0	0	0	0	0	0
Frank Hansen	2	933	5	742	0	0
Bjoern Mehrmann	2	933	5	742	0	0
Stefan Nixel	10	1,236	0	0	0	0
Zijian Yang	10	1,236	0	0	0	0
Michael Stamos	10	1,236	0	0	0	0
Giorgio Carlino	0	0	0	0	0	0
Stephen Lyford*	0	0	2	100.7	0	0
Andreas E. F. Utermann**	1	0	0	0	0	0
Armin Kayser**	4	1,077	0	0	0	0
Eric Boess, CFA**	1	0	1	10	0	0
Karl Happe	0	0	0	0	0	0
Steven J. Berexa, CFA***	2	1,338	0	0	0	0
Dr. Klaus Teloeken***	3	854.8	2	504.9	0	0
Dr. Rainer Tafelmayer***	3	854.8	2	504.9	0	0

*	Information provided as of February 28, 2013.

**	Information provided as of May 31, 2013.

***	Information provided as of September 30, 2013.

Potential Conflicts of Interest
     Like other investment professionals with multiple clients, a portfolio manager for a Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which AllianzGI U.S. believes are faced by investment professionals at most major financial firms.
     AllianzGI U.S. has adopted compliance policies and procedures that address certain of these potential conflicts. The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:
•	The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

•	The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher -fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

•	The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

     When AllianzGI U.S. considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, AllianzGI U.S.’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased. Aggregation of trades may create the potential for unfairness to a Fund or another account if one account is favored over another in allocating the securities purchased or sold—for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. AllianzGI U.S. considers many factors when allocating securities among accounts, including the account’s investment style, applicable investment restrictions, availability of securities, available cash and other current holdings. AllianzGI U.S. attempts to allocate investment opportunities among accounts in a fair and equitable manner. However, accounts are not assured of participating equally or at all in particular investment allocations due to such factors as noted above.
     “Cross trades,” in which one AllianzGI U.S. account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest when cross trades are effected in a manner perceived to favor one client over another. For example, AllianzGI U.S. may cross a trade between performance fee account and a fixed fee account that results in a benefit to the performance fee account and a detriment to the fixed fee account. AllianzGI U.S. has adopted compliance procedures that provide that all cross trades are to be made at an independent current market price, as required by law.
     Another potential conflict of interest may arise from the different investment objectives and strategies of a Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a Fund. Depending on another account’s objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a Fund. In addition, investment decisions are subject to suitability for the particular account involved. Thus, a particular security may not be bought or sold for certain accounts even though it was bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. AllianzGI U.S. maintains trading policies designed to provide portfolio managers an opportunity to minimize the effect that short sales in one portfolio may have on holdings in other portfolios.
     A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.
     A Fund’s portfolio manager(s) may be able to select or influence the selection of the broker/dealers that are used to execute securities transactions for the Fund. In addition to executing trades, some brokers and dealers provide AllianzGI U.S. with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. In order to be assured of continuing to receive services considered of value to its clients, AllianzGI U.S. has adopted a brokerage allocation policy embodying the concepts of Section 28(e) of the Securities Exchange Act of 1934. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the Fund and the Sub-Adviser’s other clients, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.
     A Fund’s portfolio manager(s) may also face other potential conflicts of interest in managing a Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Funds and other accounts. In addition, a Fund’s portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity.
     AllianzGI U.S.’s investment personnel, including each Fund’s portfolio manager, are subject to restrictions on engaging in personal securities transactions pursuant to AllianzGI U.S.’s Code of Business Conduct and Code of Ethics (the “Code”), which contain provisions and requirements designed to identify and address conflicts of interest between personal investment activities and the interests of the Funds. The Code is designed to ensure that the personal securities transactions, activities and interests of the employees of AllianzGI U.S. will not interfere with (i) making decisions in the best interest of advisory clients (including the Funds) or (ii) implementing such decisions while, at the same time, allowing employees to invest for their own accounts.
     Although the Target Funds utilize a primarily fund-of-funds strategy, from time to time, potential conflicts of interest may arise between the portfolio managers’ management of the investments of the Funds, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as a Fund, track the same index as a Fund tracks or otherwise hold, purchase or sell securities that are eligible to be held, purchased or sold by a Fund. The other accounts might also have different investment objectives or strategies than a Fund.
     Pallas Investment Partners, L.P. (“Pallas”) and Related Entities. Pallas is an investment adviser registered with the SEC. Pallas is owned by Walter Price, a portfolio manager of a fund that is part of the same fund complex as the Trust (namely, Allianz Funds). Mr. Price is dually employed by Pallas and by AllianzGI U.S.
     Pallas serves as investment manager to two unregistered investment companies (the “Pallas Hedge Funds”) — Pallas Global Technology Hedge Fund, L.P. and Pallas Investments II, L.P., each a Delaware limited partnership. The general partner of Pallas Investments II, L.P. and Pallas Global Technology Hedge Fund, L.P. is Pallas Investments, LLC, a Delaware limited liability company (the “General Partner”). Mr. Price owns a majority of the interests in the General Partner. AllianzGI U.S. has the right to a minority percentage of the profits of Pallas that are derived from the Pallas Hedge Funds. AllianzGI U.S. has a minority ownership interest in the General Partner.
     Each of the Pallas Hedge Funds pays a management fee and an incentive fee (based on a percentage of profits) to either Pallas or the General Partner. The management fee is 1.25% for Pallas Investments II, L.P. and 1.50% for Pallas Global Technology Hedge Fund, L.P.
     Mr. Price acts as portfolio manager for certain AllianzGI U.S. client accounts including, among others, the AllianzGI Technology Fund, a series of Allianz Funds.
     AllianzGI U.S. and Pallas share common employees, facilities, and systems. Pallas may act as investment adviser to one or more of AllianzGI U.S.’s affiliates, and may serve as sub-adviser for accounts or clients for which AllianzGI U.S. or one of its affiliates serves as investment manager or investment adviser. AllianzGI U.S. also may provide other services, including but not limited to investment advisory services or administrative services, to Pallas.
     AllianzGI U.S., Pallas, and the Allianz Advisory Affiliates all engage in proprietary research and all acquire investment information and research services from broker-dealers. AllianzGI U.S. and the Allianz Advisory Affiliates share such research and investment information.
     In addition, trades entered into by Pallas on behalf of Pallas’ clients are executed through AllianzGI U.S.’s equity trading desk, and trades by Pallas on behalf of Pallas’ clients (including the Pallas Hedge Funds) are aggregated with trades by AllianzGI U.S. on behalf of AllianzGI U.S.’s clients. All trades on behalf of Pallas’ clients that are executed through AllianzGI U.S.’s equity trading desk will be executed pursuant to procedures designed to ensure that all clients of both AllianzGI U.S. and Pallas (including the Pallas Hedge Funds) are treated fairly and equitably over time.
     The General Partner and/or Pallas receive a participation in the profits of the Pallas Hedge Funds. Mr. Price also invested personally in one or more of the Pallas Hedge Funds. As a result, Mr. Price has a conflict of interest with respect to the management of the Pallas Hedge Funds and the other accounts that he manages, including the AllianzGI Technology Fund, and he may have an incentive to favor the Pallas Hedge Funds over other accounts that he manages. AllianzGI U.S. has adopted procedures reasonably designed to ensure that Mr. Price meets his fiduciary obligations to all clients for whom he acts as portfolio manager and treats all such clients fairly and equitably over time.
Securities Ownership
     The following table discloses the dollar range of equity securities beneficially owned by each portfolio manager in the Fund(s) the portfolio manager manages. Except as noted below, the information is as of November 30, 2012. Because the Global Fundamental Strategy Fund is newly formed, no portfolio manager beneficially owned any securities in the Fund as of July 1, 2013. Because the Best Styles Global Equity Fund is newly formed, no portfolio manager beneficially owned any securities in the Fund as of the date of this Statement of Additional Information.

Dollar Range of Equity Securities
Convertible Fund
Douglas G. Forsyth, CFA	Over $1,000,000
Justin Kass, CFA	$500,001 - $1,000,000
Dynamic Emerging Multi-Asset Fund
Stefan Nixel*	0
Dr. Zijian Yang*	0
Giorgio Carlino*	0
Global Allocation Fund
Paul Pietranico	0
Stephen Sexauer	0
James Macey	$10,001 - $50,000
Rahul Malhotra***	$10,001 - $50,000
Global Growth Allocation Fund
Paul Pietranico	0
Stephen Sexauer	0

Dollar Range of Equity Securities
James Macey	0
Global Managed Volatility
Kunal Ghosh	0
Mark P. Roemer	$500,001 - $1,000,000
Steven Tael, PhD, CFA	0
High Yield Bond Fund
Douglas G. Forsyth, CFA	Over $1,000,000
William L. Stickney	$500,001 - $1,000,000
Micro Cap Fund
K. Mathew Axline	$100,001 - $500,000
John C. McCraw	$100,001 - $500,000
Robert S. Marren	$100,001 - $500,000
Stephen Lyford*	$10,001 - $50,000
Multi-Asset Real Return Fund
Dr. Michael Stamos*	0
Dr. Zijian Yang*	0
Giorgio Carlino*	0
Retirement 2015 Fund
Paul Pietranico	0
Stephen Sexauer	0
James Macey	0
Retirement 2020 Fund
Paul Pietranico	0
Stephen Sexauer	$100,001 - $500,000
James Macey	0
Retirement 2025 Fund
Paul Pietranico	0
Stephen Sexauer	0
James Macey	0
Retirement 2030 Fund
Paul Pietranico	$100,001 - $500,000
Stephen Sexauer	0
James Macey	0
Retirement 2035 Fund
Paul Pietranico	0
Stephen Sexauer	0
James Macey	0
Retirement 2040 Fund
Paul Pietranico	0
Stephen Sexauer	0
James Macey	$100,001 - $500,000
Retirement 2045 Fund
Paul Pietranico	0
Stephen Sexauer	0
James Macey	0
Retirement 2050 Fund
Paul Pietranico	0
Stephen Sexauer	0
James Macey	0
Retirement 2055 Fund
Paul Pietranico	0
Stephen Sexauer	0
James Macey	0
Retirement Income Fund
Paul Pietranico	0
Stephen Sexauer	0
James Macey	$10,001 - $50,000
Rahul Malhotra***	$10,001 - $50,000
Structured Alpha Fund
Greg P. Tournant**	$50,001 - $100,000

Dollar Range of Equity Securities
Stephen G. Bond-Nelson*	$10,001 - $50,000
Trevor Taylor*	$100,001 - $500,000
Ultra Micro Cap Fund
K. Mathew Axline	$10,001 - $50,000
John C. McCraw	$500,001 - $1,000,000
Robert S. Marren	$100,001 - $500,000
Stephen Lyford*	$100,001 - $500,000
U.S. Emerging Growth Fund
K. Mathew Axline	$100,001 - $500,000
John C. McCraw	$500,001 - $1,000,000
Robert S. Marren	$100,001 - $500,000
Stephen Lyford*	$50,001 - $100,000
U.S. Equity Hedged Fund
Greg P. Tournant*	$100,001 - $500,000
Stephen G. Bond-Nelson*	$100,001 - $500,000
Trevor Taylor*	$10,001 - $50,000
China Equity Fund
Christina Chung	0
Disciplined Equity Fund
Steven J. Berexa, CFA***	0
Global Water Fund
Andreas Fruschki	0
International Small-Cap Fund
Andrew Neville	0
Dennis Lai	0
Koji Nakatsuka	0
Frank Hansen	0
Bjoern Mehrmann	0
Redwood Fund
Raphael L. Edelman	$100,001 - $500,000
Todd G. Hawthorne	$100,001 - $500,000
Short Duration High Income Fund
Douglas G. Forsyth, CFA***	0
Eric Scholl	Over $1,000,000

*	Information provided as of February 28, 2013.

**	Information provided as of March 5, 2013.

***	Information provided as of September 30, 2013.

NFJ
Compensation Structure for NFJ
     See “Compensation Structure for AllianzGI U.S. (including NFJ)” above.

Other Accounts Managed
     The following summarizes information regarding each of the accounts, excluding portfolios of the NFJ Global Dividend Value Fund that were managed by portfolio managers, including amounts managed by a team, committee, or other group that includes the portfolio manager. Except as noted below, the information is as of November 30, 2012.

	Other Pooled				Other Registered
	Vehicles		Other Accounts		Investment Companies
Portfolio Manager	#	AUM ($ million)	#	AUM ($ million)	#	AUM ($ million)
R. Burns McKinney	3	113.3	48	10,091.4	17	16,434.1
Benno J. Fischer	6	189.7	58	11,084.4	25	25,069.5
L. Baxter Hines	3	113.3	46	9,842.4	12	15,658.9
John R. Mowrey*	4	217.9	22	4,713.9	13	13,498.46
Thomas W. Oliver	3	113.3	51	10,384.6	19	16,499.4
Paul A. Magnuson	6	189.7	53	10,540.9	23	25,004.2
Morley D. Campbell	4	78.8	35	6,858.5	11	18,599.9

*	Information provided as of February 28, 2013.
The following table provides information regarding other accounts managed for which management fees are based on the performance of the pooled vehicle:

	Other Pooled				Other Registered
	Vehicles		Other Accounts		Investment Companies
Portfolio Manager	#	AUM ($ million)	#	AUM ($ million)	#	AUM ($ million)
R. Burns McKinney	0	0	0	0	0	0
Benno J. Fischer	0	0	0	0	0	0
L. Baxter Hines	0	0	0	0	0	0
John R. Mowrey*	0	0	0	0	0	0
Thomas W. Oliver	0	0	0	0	0	0
Paul A. Magnuson	0	0	0	0	0	0
Morley D. Campbell	0	0	0	0	0	0

*	Information provided as of February 28, 2013.
Potential Conflicts of Interest
     Like other investment professionals with multiple clients, a portfolio manager for a Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which NFJ believes are faced by investment professionals at most major financial firms. NFJ, the Adviser and the Trustees have adopted compliance policies and procedures that attempt to address certain of these potential conflicts. The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:
•	The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

•	The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

•	The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.
     A potential conflict of interest may arise when a Fund and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interest of a Fund as well as other accounts, the NFJ’s trading desk may, to the extent by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a Fund or another account if one account is favored over another in allocating securities purchased or sold — for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.
     Another potential conflict of interest may arise based on the different investment objectives and strategies of a Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objective, policies or restrictions than a Fund. Depending on another account’s objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decision made, with respect to a Fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security. There may be circumstances when purchased or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.
     A Fund’s portfolio manager who is responsible for managing multiple funds and/or accounts may allocate unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.
     A Fund’s portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Funds. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage an research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funs or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith and the commissions are reasonable in relation to the value of the brokerage and research services provided to the Fund and NFJ’s other clients, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she managers.
     A Fund’s portfolio managers may also face other potential conflicts of interest in managing a Fund, and the description above is not complete description of every conflict that could be deemed to exist in managing both the Funds and other accounts. In addition, a Fund’s portfolio manger may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. Front-running could also exist if a portfolio manager transacted in his own account prior to placing an order for a Fund or other clients. NFJ’s investment personnel, including each Fund’s portfolio manager, are subject to restrictions on engaging in personal securities transactions, pursuant to a Code of Ethics adopted by NFJ, which contain provisions and requirements designed to identify and address certain conflicts of interest between personal investments activities and the interest of the Funds.
     As part of NFJ’s Compliance Program, NFJ has established a Compliance Committee, a Best Execution Committee, a Proxy Voting Committee, a Performance Measurement Committee and a Pricing Committee to help develop policies and procedures that help NFJ avoid, mitigate, monitor and oversee areas that could present potential conflicts of interest.
Securities Ownership
     As of November 30, 2012, R. Burns McKinney owned $500,001-$1,000,000, Thomas W. Oliver owned $50,001-$100,000, Benno J. Fischer owned $50,001-$100,000, and L. Baxter Hines owned no securities of the NFJ Global Dividend Value Fund. As of February 28, 2013, Mr. Mowrey owned no securities of the NFJ Global Dividend Value Fund. As of November 30, 2012, Paul A. Magnuson owned over $1,000,000 and Benno J. Fischer, L. Baxter Hines and Morley D. Campbell owned no securities of the NFJ International Small-Cap Value Fund. As of February 28, 2013, Mr. Mowrey owned no securities of the NFJ International Small-Cap Value Fund. As of November 30, 2012, no portfolio manager beneficially owned any securities in the NFJ International Value II Fund. As of February 28, 2013, Mr. Mowrey owned no securities of the NFJ International Value II Fund. As of December 31, 2012, Morley D. Campbell owned $100,001-$500,000, and L. Baxter Hines, Thomas W. Oliver and R. Burns McKinney owned no securities of the NFJ Emerging Markets Value Fund. As of February 28, 2013, Mr. Mowrey owned $10,001-$50,000 of the NFJ Emerging Markets Value Fund.
Allianz Global Investors Deferral Into Funds (“DIF”) Plan
     Certain employees of Allianz Global Investors, including the Funds’ portfolio managers and Trust’s officers, may be eligible for the Allianz Global Investors Deferral Into Funds (“DIF”) Plan (the “DIF Plan”). Eligible employees will have a portion of their deferred compensation allocated as a DIF award each year. The following table discloses the dollar range of equity securities owned by each applicable portfolio manager through the DIF Plan in the Fund(s) the portfolio manager manages. The information is as of March 25, 2013.

Convertible Fund
Douglas G. Forsyth, CFA	$100,001 - $500,000
Justin Kass, CFA	$100,001 - $500,000
Global Growth Allocation Fund
Paul Pietranico	$50,001 - $100,000

Global Managed Volatility Fund
Kunal Ghosh	$10,001 - $50,000
High Yield Bond Fund
William L. Stickney	$100,001 - $500,000
Micro Cap Fund
K. Mathew Axline	$1 - $10,000
NFJ Emerging Markets Value Fund
L. Baxter Hines	$1 - $10,000
R. Burns McKinney	$10,001 - $50,000
NFJ Global Dividend Value Fund
L. Baxter Hines	$1 - $10,000
NFJ International Small-Cap Value Fund
L. Baxter Hines	$50,001 - $100,000
Benno J. Fischer	$500,001 - $1,000,000
NFJ International Value II Fund
L. Baxter Hines	$10,001 - $50,000
Benno J. Fischer	$100,001 - $500,000
Redwood Fund
Todd G. Hawthorne	$50,001 - $100,000
Retirement 2020 Fund
Stephen Sexauer	$100,001 - $500,000
Structured Alpha Fund
Greg P. Tournant	$100,001 - $500,000
Stephen G. Bond-Nelson	$10,001 - $50,000
Trevor Taylor	$100,001 - $500,000
Ultra Micro Cap Fund
K. Mathew Axline	$10,001 - $50,000
Robert S. Marren	$100,001 - $500,000
Codes of Ethics
     The Trust, the Manager, the Sub-Advisers and the Distributor have adopted Codes of Ethics pursuant to the requirements of Rule 17j-1 of the 1940 Act. These Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Fund.
Fund Administrator
     In addition to its investment advisory services, Allianz Global Fund Management serves as administrator to the Target Date Funds pursuant to an administration agreement (the “Administration Agreement”) with the Trust on behalf of the Target Date Funds. The Manager provides or procures administrative services to the Target Date Funds, which include clerical help and accounting, bookkeeping, internal audit services and certain other services they require, and preparation of reports to the Trust’s shareholders and regulatory filings. Allianz Global Fund Management has, at its own expense, retained State Street Bank & Trust Company to perform certain administrative services and may retain affiliates to provide other administrative services. In addition, the Manager arranges at its own expense for the provision of legal, audit, custody, transfer agency and other services necessary for the ordinary operation of the Target Date Funds and is responsible for the costs of registration of the Target Date Funds’ shares and the printing of prospectuses and shareholder reports for current shareholders. Under the Administration Agreement, the Manager has agreed to provide or procure these services, and to bear these expenses, at the annual rates for each Target Date Fund (each expressed as a percentage of the Fund’s average daily net assets attributable to the indicated class or classes of shares on an annual basis) in the table below:

Share Class	Total
Classes A, C, D and R	0.30%
Institutional Class	0.10%
Class P and Administrative Class	0.15%
     The Administration Agreement may be terminated by the Trust on behalf of a Target Date Fund or share class at any time by vote of (1) a majority of the Trustees or (2) a majority of the outstanding voting securities of a Target Date Fund or share class, on 60 days’ written notice to Allianz Global Fund Management.

     The following table sets forth the amount paid by the Trust to service providers pursuant to the Administration Agreement in the most recently-completed fiscal year.

Fund	Amount
Retirement 2015 Fund	$20,257
Retirement 2020 Fund	11,741
Retirement 2025 Fund	5,626
Retirement 2030 Fund	19,438
Retirement 2035 Fund	5,189
Retirement 2040 Fund	10,065
Retirement 2045 Fund	3,988
Retirement 2050 Fund	8,046
Retirement 2055 Fund	3,281
Retirement Income Fund	46,567
     The Manager currently estimates that it and/or its affiliates generally expect to pay up to 0.10% per annum (on top of any 12b-1 and/or “shelf space” fees) of the value of assets in the relevant accounts out of the Class P administrative fees paid under the Administration Agreement to service agents for providing administrative, sub-transfer agency, sub-accounting and other shareholder services to Class P shareholders of the Target Date Funds. The rate of such payments with regard to Class P shares may vary from service agent to service agent and, in certain circumstances, may exceed 0.10% per annum for any individual service agent. Such administrative services may include, but are not limited to, the following functions: receiving, aggregating and processing purchase, redemption and exchange orders at the service agent level; providing and maintaining elective services with respect to Class P shares such as check writing and wire transfer services; providing and maintaining pre-authorized investment plans; communicating periodically with shareholders; acting as the sole shareholder of record and nominee for holders of Class P shares; maintaining account records for shareholders; answering questions and handling correspondence from shareholders about their accounts; issuing confirmations for transactions by shareholders; collecting and posting distributions to shareholder accounts; capturing and processing tax data; processing and mailing trade confirmations, monthly statements, prospectuses, shareholder reports and other SEC-required communications; and performing similar account administrative services. These payments are made to service agents selected by the Manager and/or its affiliates. The actual services provided, and the payments made for such services, vary from firm to firm.

DISTRIBUTION OF TRUST SHARES
Distributor and Multi-Class Plan
     Allianz Global Investors Distributors LLC (the “Distributor”) serves as the principal underwriter of each class of the Trust’s shares pursuant to a distribution contract (the “Distribution Contract”) with the Trust. The Distributor is an indirect, wholly-owned subsidiary of Allianz Asset Management of America L.P. The Distributor, located at 1633 Broadway, New York, NY 10019, is a broker-dealer registered with the SEC. The Distribution Contract is terminable with respect to a Fund or class of shares without penalty, at any time, by a Fund or class upon 60 days’ written notice to the Distributor, or by the Distributor upon 60 days’ written notice to the Trust. The Distributor is not obligated to sell any specific amount of Trust shares.
     The Distribution Contract will continue in effect with respect to each Fund, and each class of shares thereof, for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the entire Board of Trustees or by the majority of the outstanding shares of the Fund or class, and (ii) by a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and who have no direct or indirect interest financial interest in the Distribution Contract or the Distribution and/or Servicing Plans described below, by vote cast in person at a meeting called for such purpose. If the Distribution Contract is terminated (or not renewed) with respect to one or more Funds or classes, it may continue in effect with respect to any Fund or class as to which it has not been terminated (or has been renewed).
     The Trust currently offers up to nine classes of shares of each of the Funds: Class A, Class B, Class C, Class D, Class P, Class R, Institutional Class, Class R6 and Administrative Class shares. Effective November 1, 2009, Class B shares of the Funds are no longer available for purchase except through exchanges and dividend reinvestments, as discussed in the Retail Prospectus. Disclosure throughout the Statement of Additional Information regarding the “purchase” of Class B shares only relates to such exchanges and dividend reinvestments.
     Class A, Class B and Class C shares of the Trust are offered through financial institutions that have dealer agreements with the Distributor, or that have agreed to act as introducing brokers for the Distributor (“introducing brokers”).
     Class D shares are generally offered to clients of financial service firms, such as broker-dealers or registered investment managers, with which the Distributor has an agreement for the use of the Trust’s Funds in particular investment products, programs or accounts for which a fee may be charged.
     Class P shares are offered primarily through certain asset allocation, wrap fee and other similar programs offered by broker-dealers and other intermediaries (“service agents”) that have established a shareholder servicing relationship with the Trust on behalf of their customers. Class P shares may also be offered for direct investment by other investors such as pension and profit sharing plans, employee benefit trusts and plan alliances, endowments, foundations, corporations and high net worth individuals.
     Class R shares are eligible for investment only by certain “Class R Eligible Plans,” as defined in “Additional Information About Purchases, Exchanges and Redemptions of Class A, Class B, Class C, Class R, Class R6 and Institutional Class Shares” below.
     Class R6 shares are offered for “Class R6 Eligible Plans,” as defined in “Additional Information About Purchases, Exchanges and Redemptions of Class A, Class B, Class C, Class R, Class R6 and Institutional Class Shares” below. Class R6 shares are also available for investment by registered funds and 529 portfolios that are advised or sub-advised by Allianz Global Fund Management, AllianzGI U.S., NFJ or their affiliates. Class R6 shares may also be available for investment by Trustees, officers and current and former employees of the Trust, Allianz Funds, Allianz Global Fund Management and the Distributor and their affiliates and their immediate family members, and trusts or plans primarily for the benefit of such persons.
     Institutional Class shares are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations, and high net worth individuals (Institutional Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to the customers’ investments in the Funds).
     Administrative Class shares are offered primarily through employee benefit plan alliances, broker-dealers and other intermediaries, and each Fund pays service or distribution fees to such entities for services they provide to Administrative Class shareholders.
     Under the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the 1940 Act, shares of each class of each Fund represent an equal pro rata interest in the Fund and, generally, have identical voting, dividend, liquidation, and other rights preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class has a different designation; (b) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution or service arrangements; and (c) each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class.

     Each class of shares bears any class specific expenses allocated to such class, such as expenses related to the distribution and/or shareholder servicing of such class. In addition, each class may, at the Trustees’ discretion, also pay a different share of other expenses, not including management or custodial fees or other expenses related to the management of the Trust’s assets, if these expenses are actually incurred in a different amount by that class, or if the class receives services of a different kind or to a different degree than the other classes. For instance, the various classes pay different fees under the Management Agreement based on the different levels of administrative services provided to each Class. All other expenses are allocated to each class on the basis of the net asset value of that class in relation to the net asset value of the particular Fund. Each class may have a differing sales charge structure, and differing exchange and conversion features.
Contingent Deferred Sales Charge and Initial Sales Charge
     As described in the Retail Prospectus under the caption “Classes of Shares—Class A, Class B and Class C Shares,” a contingent deferred sales charge is imposed upon certain redemptions of Class A, Class B and Class C shares. No contingent deferred sales charge is currently imposed upon redemptions of Class D, Class R, Class P, Class R6, Institutional Class or Administrative Class shares. Because contingent deferred sales charges are calculated on a series-by-series basis, shareholders should consider whether to exchange shares of one Fund for shares of another series of the Trust or series of Allianz Funds prior to redeeming an investment if such an exchange would reduce the contingent deferred sales charge applicable to such redemption.
     The following table sets forth the amount of contingent deferred sales charges paid to the Distributor for the last three fiscal years.

	Year Ended	Year Ended	Year Ended
Class	11/30/12	11/30/11	11/30/10
Class A(1)	$45,363	$6,438	$(284)
Class B	5,688	10,579	25,791
Class C	32,429	47,097	11,304
Total	83,480	64,114	36,811

(1)	Negative amount results from an adjustment to the contingent deferred sales charge of Allianz Global Investors Global Allocation Fund.
     As described in the Retail Prospectus under the caption “Classes of Shares—Class A, Class B and Class C Shares,” Class A shares of the Trust are sold pursuant to an initial sales charge, which declines as the amount of the purchase reaches certain defined levels. The following table sets forth the amount of initial sales charges received by the Distributor for the last three fiscal years.

	Year Ended	Year Ended	Year Ended
Class	11/30/12	11/30/11	11/30/10
Class A	$125,011	$153,382	$73,199
Distribution and Servicing Plans for Class A, Class B, Class C and Class R Shares
     As stated in the Retail Prospectus under the caption “Classes of Shares—Class A, B, C and R Shares—Distribution and Servicing (12b-1) Plans” and “How to Buy and Sell Shares,” Class A, Class B, Class C and Class R shares of the Trust are continuously offered through participating brokers that are members of the Financial Industry Regulatory Authority Inc. (“FINRA” ) and which have dealer agreements with the Distributor, or that have agreed to act as introducing brokers.
     Pursuant to separate Distribution and Servicing Plans for Class A, Class B, Class C and Class R shares (the “Retail Plans”), the Distributor receives (i) in connection with the distribution of Class B, Class C and Class R shares of the Trust, certain distribution fees from the Trust, and (ii) in connection with personal services rendered to Class A, Class B, Class C and Class R shareholders of the Trust and the maintenance of shareholder accounts, certain servicing fees from the Trust. Subject to the percentage limitations on these distribution and servicing fees set forth below, the distribution and servicing fees may be paid with respect to services rendered and expenses borne in the past with respect to Class A, Class B, Class C and Class R shares as to which no distribution and servicing fees were paid on account of such limitations.
     The Distributor makes distribution and servicing payments to participating brokers and servicing payments to certain banks and other financial intermediaries (including certain benefit plans, their service providers and their sponsors) in connection with the sale of Class B, Class C and Class R shares and servicing payments to participating brokers, certain banks and other financial intermediaries in connection with the sale of Class A shares. In the case of Class A shares, these parties are also compensated based on the amount of the front-end sales charge reallowed by the Distributor, except in cases where Class A shares are sold without a front-end sales charge (although the Distributor may pay brokers additional compensation in connection with sales of Class A shares without a sales charge). In the case of Class B shares, participating brokers and other financial intermediaries are compensated by an advance of a sales commission by the Distributor. In the case of Class C shares, part or all of the first year’s distribution and servicing fee is generally paid at the time of sale. In the case of Class R shares, distribution and servicing fees are paid periodically on a trail-flow basis, either monthly or quarterly. Pursuant to the Distribution Agreement, with respect to each Fund’s Class A, Class B, Class C and Class R shares, the Distributor bears various other promotional and sales related expenses, including the cost of printing and mailing prospectuses to persons other than current shareholders.
Class A Servicing Fees
     As compensation for services rendered and expenses borne by the Distributor in connection with personal services rendered to Class A shareholders of the Trust and the maintenance of Class A shareholder accounts, the Trust pays the Distributor servicing fees up to the annual rate of 0.25% (calculated as a percentage of each Fund’s average daily net assets attributable to Class A shares).
Class B, Class C and Class R Distribution and Servicing Fees
     As compensation for services rendered and expenses borne by the Distributor in connection with the distribution of Class B, Class C and Class R shares of the Trust, and in connection with personal services rendered to Class B, Class C and Class R shareholders of the Trust and the maintenance of Class B, Class C and Class R shareholder accounts (including in each case the accounts of plan participants where shares are held by a benefit plan or its financial service firm through an omnibus account), the Trust pays the Distributor servicing and distribution fees up to the annual rates set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to Class B, Class C and Class R shares, respectively):

Class	Servicing Fee	Distribution Fee
Class B	0.25%	0.75%
Class C	0.25%	0.75%
Class R	0.25%	0.25%
     The Retail Plans were adopted pursuant to Rule 12b-1 under the 1940 Act and are of the type known as “compensation” plans. This means that, although the Trustees of the Trust are expected to take into account the expenses of the Distributor and its predecessors in their periodic review of the Retail Plans, the fees are payable to compensate the Distributor for services rendered even if the amount paid exceeds the Distributor’s expenses.
     The distribution fee applicable to Class B, Class C and Class R shares may be spent by the Distributor on any activities or expenses primarily intended to result in the sale of Class B, Class C or Class R shares, respectively, including compensation to, and expenses (including overhead and telephone expenses) of, financial consultants or other employees of the Distributor or of participating or introducing brokers who engage in distribution of Class B, Class C or Class R shares, printing of prospectuses and reports for other than existing Class B, Class C or Class R shareholders, advertising, and preparation, printing and distributions of sales literature. The servicing fee, which is applicable to Class A, Class B, Class C and Class R shares of the Trust, may be spent by the Distributor on personal services rendered to shareholders of the Trust and the maintenance of shareholder accounts, including compensation to, and expenses (including telephone and overhead expenses) of, financial consultants or other employees of participating or introducing brokers, certain banks and other financial intermediaries (including certain benefit plans, their service providers and their sponsors who provide services to plan participants) who aid in the processing of purchase or redemption requests or the processing of dividend payments, who provide information periodically to shareholders showing their positions in a Fund’s shares, who forward communications from the Trust to shareholders, who render ongoing advice concerning the suitability of particular investment opportunities offered by the Trust in light of the shareholders’ needs, who respond to inquiries from shareholders relating to such services, or who train personnel in the provision of such services. Distribution and servicing fees may also be spent on interest relating to unreimbursed distribution or servicing expenses from prior years.
     Many of the Distributor’s sales and servicing efforts involve the Trust as a whole, so that fees paid by Class A, Class B, Class C, Class R or Administrative Class shares of any Fund may indirectly support sales and servicing efforts relating to the other share classes of the same Fund or the other Funds’ shares of the same or different classes. In reporting its expenses to the Trustees, the Distributor itemizes expenses that relate to the distribution and/or servicing of a single Fund’s shares, and allocates other expenses among the Funds, based on their relative net assets. Expenses allocated to each Fund are further allocated among its classes of shares annually based on the relative sales of each class, except for any expenses that relate only to the sale or servicing of a single class. The Distributor may make payments to brokers and other financial intermediaries of up to the following percentages annually of the average daily net assets attributable to shares in the accounts of their customers or clients:

Class	Servicing Fee	Distribution Fee
Class A	0.25%	N/A
Class B	0.25%	0.75%
Class C	0.25%	0.75%
Class R	0.25%	0.25%

     Some or all of the sales charges, distribution fees and servicing fees described above are paid or “reallowed” to the broker, dealer or financial advisor (collectively, “financial firms”) through which an investor purchases shares. With respect to Class B and Class C shares, the financial firms are also paid at the time of a purchase a commission equal to 4.00% and 1.00%, respectively, of an investment in such share classes. A financial firm is one that, in exchange for compensation, sells, among other products, mutual fund shares (including shares of the Trust) or provides services for mutual fund shareholders. Financial firms include brokers, dealers, insurance companies and banks. Financial firms that receive distribution and/or servicing fees may in certain circumstances pay and/or reimburse all or a portion of those fees to their customers, although neither the Trust nor the Distributor is involved in establishing any such arrangements and may not be aware of their existence.
     In addition, the Distributor, Allianz Global Fund Management and their affiliates (for purposes of the discussion in this paragraph, the previous paragraph, and the following three paragraphs only, collectively, the “Distributor”) from time to time make additional payments such as cash bonuses or provide other incentives to selected participating brokers and other financial firms as compensation for the sale or servicing of the Funds, including, without limitation, providing the Funds with “shelf space” or a higher profile for the financial firms’ financial consultants and their customers, placing the Funds on the financial firms’ preferred or recommended fund list or otherwise identifying the Funds as being part of a complex to be accorded a higher degree of marketing support than complexes not making such payments, granting the Distributor access to the financial firms’ financial consultants (including through the firms’ intranet websites) in order to promote the Funds, promotions in communications with financial firms’ customers such as in the firms’ internet websites or in customer newsletters, providing assistance in training and educating the financial firms’ personnel, and furnishing marketing support and other specified services. The actual services provided, and the payments made for such services, vary from firm to firm. These payments may be significant to the financial firms and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings, or payments to financial firms to help offset the cost associated with processing transactions in Fund shares.
     A number of factors will be considered in determining the amount of these additional payments to financial firms. On some occasions, such payments are conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of a Fund, all other series of the Trust, other funds sponsored by the Distributor and/or a particular class of shares, during a specified period of time. The Distributor also makes payments to certain participating financial firms based upon factors such as the amount of assets a financial firm’s clients have invested in the Funds and the quality of the financial firm’s relationship with the Distributor.
     The additional payments described above are from the Distributor’s own assets pursuant to agreements with brokers and do not change the price paid by investors for the purchase of a Fund’s shares or the amount a Fund will receive as proceeds from such sales. These payments are made to financial firms selected by the Distributor, generally to the firms that have sold significant amounts of shares of the Funds or other Allianz-sponsored funds. The level of payments made to a financial firm in any given year will vary and, in the case of most financial firms, will not exceed the sum of (a) 0.10% of such year’s sales by that financial firm of shares of the Trust and Allianz Funds, (b) 0.06% of the assets attributable to that financial firm invested in equity funds of the Trust and Allianz Funds, and (c) 0.03% of the assets attributable to that financial firm invested in fixed income funds of the Trust and Allianz Funds. In certain cases, the payments described in the preceding sentence are subject to minimum payment levels. In lieu of payments pursuant to the foregoing formulae, the Distributor makes payments pursuant to an alternative formula or of an agreed-upon amount that, in the case of most financial firms, will not exceed the amount that would have been payable pursuant to the formulae. Notwithstanding the foregoing, the Distributor has entered, and may continue to enter, into arrangements with a small number of financial firms that result in payments in excess of what would have been payable under the formulae outlined above (“Alternative Arrangements”). The Distributor may select financial firms for Alternative Arrangements based on the factors described above, in particular due to large amounts of assets a financial firm’s clients have invested in the funds of the Trust and Allianz Funds and the exclusivity of the financial firm’s partnership with the Distributor. The level of payments under an Alternative Arrangement may be calculated based on the assets invested in the Trust and Allianz Funds by the financial firm’s clients and/or the annual sales by the financial firm of shares of the Trust or Allianz Funds, or using another methodology. Because financial firms may be selected for Alternative Arrangements in part because they have significant client assets invested in the Trust and Allianz Funds, payments under Alternative Arrangements represent a significant percentage of the Distributor’s overall payments to financial firms. Currently, the payments described above are not generally made with respect to Class R, Class P, Administrative Class or Institutional Class shares. The payments described are also not made with respect to Class R6 shares.
      In addition to or separate from the “shelf space” arrangements described above, in some cases, the Distributor will make payments, at its own expense, for special events such as a conference or seminar sponsored by one of the financial firms, which in some cases could represent a significant dollar amount. In certain instances, these special events will be attended by clients of such financial firms. The Distributor may make such payments upon the request of a financial firm and not pursuant to any agreement or commitment by the firm to provide “shelf space” or related services or in return for any level of sales of shares of the Trust or Allianz Funds or other products offered by the Distributor.
     If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your financial advisor or plan administrator and review carefully any disclosure by the financial firm as to compensation received by your financial advisor.

As of the date of this Statement of Additional Information, the Distributor anticipates that the firms that will receive the additional payments described above for distribution services and/or educational support include:

American Portfolios Financial Services Inc.
Ameriprise Financial Services, Inc.
Associated Securities Corp.
AXA Advisors, LLC
Banc of America Investment Services, Inc.
Banc One Securities Investment
CCO Investment Services
Chase Investment Services Corp.
Comerica Securities
Commonwealth Financial Network
Cuna Brokerage Services
E*TRADE Clearing LLC
First Allied Securities, Inc.
FSC Securities Corp.
ING Companies:
ING Financial Partners, Inc.
Financial Network Investment Corp.
Multi-Financial Securities Corp.
PrimeVest Financial Services, Inc.
Janney, Montgomery, Scott
Lincoln Financial Securities
Linsco/Private Ledger Corporation
McDonald Investments
Merrill Lynch, Pierce, Fenner & Smith Inc.
ML Stern & Co.
Morgan Stanley Smith Barney LLC/Citigroup Global Markets Inc.
Mutual Service Corporation
NatCity Investments
National Planning Holdings, Inc.
Invest Financial Corp.
Investment Centers of America
National Planning Corp.
SII Investments Inc.
Northwestern Mutual Investment Services LLC
Oppenheimer & Co., Inc.
Piper Jaffray (1)
Questar Capital
Raymond James & Associates Inc.
Raymond James Financial Services, Inc.
RBC Capital Markets Corp.
Robert W. Baird
Royal Alliance Associates Inc.
SagePoint Financial, Inc. (f/k/a AIG Financial Advisors, Inc.)
Securities America, Inc.
Stifel, Nicolaus & Company, Incorporated
Sterne Agee Summit Brokerage Services Inc.
SunTrust Investment Services
UBS Financial Services Inc.
United Planners’ Financial Services of America
US Bancorp Investments, Inc.
Waterstone Financial Group
Wells Fargo (2)
WM Financial Services Inc.

(1)	Subsequently acquired by UBS

(2)	Includes arrangements with Wachovia Capital Markets, LLC (f/k/a Wachovia Securities, LLC), which was acquired by Wells Fargo
     The Distributor expects that additional firms may be added to this list from time to time, and firms may be removed. Wholesale representatives of the Distributor visit brokerage firms on a regular basis to educate financial advisors about the Funds and to encourage the sale of Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.
     Although the Funds use financial firms that sell Fund shares to effect transactions for the Funds’ portfolio, the Funds, Allianz Global Fund Management and the Sub-Advisers will not consider the sale of Fund shares as a factor when choosing financial firms to make those transactions.
     If in any year the Distributor’s expenses incurred in connection with the distribution of Class B, Class C and Class R shares and, for Class A, Class B, Class C and Class R shares, in connection with the servicing of shareholders and the maintenance of shareholder accounts, exceed the distribution and/or servicing fees paid by the Trust, the Distributor would recover such excess only if the Retail Plan with respect to such class of shares continues to be in effect in some later year when such distribution and/or servicing fees exceed the Distributor’s expenses. The Trust is not obligated to repay any unreimbursed expenses that may exist at such time, if any, as the relevant Retail Plan terminates.
     Each Retail Plan may be terminated with respect to any Fund to which the Plan relates by vote of a majority of the Trustees who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or the Distribution Contract (“disinterested Retail Plan Trustees”), or by vote of a majority of the outstanding voting securities of the relevant class of that Fund. Any change in any Retail Plan that would materially increase the cost to the class of shares of any Fund to which the Plan relates requires approval by the affected class of shareholders of that Fund. The Trustees review quarterly written reports of such costs and the purposes for which such costs have been incurred. Each Retail Plan may be amended by vote of the Trustees, including a majority of the disinterested Retail Plan Trustees, cast in person at a meeting called for such purpose. As long as the Retail Plans are in effect, selection and nomination of those Trustees who are not interested persons of the Trust shall be committed to the discretion of such disinterested Trustees.
     The Retail Plans will continue in effect with respect to each Fund, and each class of shares thereof, for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the disinterested Retail Plan Trustees and (ii) by the vote of a majority of the entire Board of Trustees cast in person at a meeting called for the purpose of voting on such approval.
     If a Retail Plan is terminated (or not renewed) with respect to one or more Funds or classes thereof, it may continue in effect with respect to any class of any Fund as to which it has not been terminated (or has been renewed).
     The Trustees believe that the Retail Plans will provide benefits to the Trust. In this regard, the Trustees believe that the Retail Plans will result in greater sales and/or fewer redemptions of Trust shares, although it is impossible to know for certain the level of sales and redemptions of Trust shares that would occur in the absence of the Retail Plans or under alternative distribution schemes. Although the expenses of the Funds are essentially fixed, the Trustees believe that the effect of the Retail Plans on sales and/or redemptions may benefit the Trust by allowing the Funds to take advantage of “break points” in the Funds’ management fees and/or by affording greater flexibility to the Sub-Adviser. From time to time, expenses of the Distributor incurred in connection with the sale of Class B, Class C and Class R shares of the Trust, and in connection with the servicing of Class A, Class B, Class C and Class R shareholders and the maintenance of shareholder accounts, may exceed the distribution and servicing fees collected by the Distributor. The Trustees consider such unreimbursed amounts, among other factors, in determining whether to cause the Funds to continue payments of distribution and servicing fees in the future with respect to Class A, Class B, Class C and Class R shares.

Payments Pursuant to Class A Plans
     The following table sets forth the amount paid by the Trust pursuant to the Class A Retail Plan for the last three fiscal years. Because certain of the Funds are newly formed, the Trust did not pay any amount pursuant to the Class A Retail Plan during the periods noted for such Funds.

	Year Ended	Year Ended	Year Ended
Fund	11/30/12	11/30/11	11/30/10
Behavioral Advantage Large Cap Fund	$125	$6	N/A
China Equity Fund	441	1,027	$135
Convertible Fund	208,144	134,742	5,502
Disciplined Equity Fund	18,325	9,767	3,844
Dynamic Emerging Multi-Asset Fund	N/A	N/A	N/A
Global Allocation Fund	181,872	198,276	157,660
Global Fundamental Strategy Fund	N/A	N/A	N/A
Global Growth Allocation Fund	2,563	8,105	1,418
Global Managed Volatility Fund	91	N/A	N/A
Global Water Fund	130,614	66,294	56,239
High Yield Bond Fund	236,534	34,544	725
International Small-Cap Fund	10,744	3,737	94
Micro Cap Fund	168	N/A	N/A
Multi-Asset Real Return Fund	N/A	N/A	N/A
NFJ Emerging Markets Value Fund	N/A	N/A	N/A
NFJ Global Dividend Value Fund	14,030	15,966	2,223
NFJ International Small-Cap Value Fund	226	N/A	N/A
NFJ International Value II Fund	31	N/A	N/A
Redwood Fund	4,135	2,241	N/A
Retirement 2015 Fund	3,730	4,177	434
Retirement 2020 Fund	1,118	677	231
Retirement 2025 Fund	173	N/A	N/A
Retirement 2030 Fund	5,888	1,024	646
Retirement 2035 Fund	70	N/A	N/A
Retirement 2040 Fund	1,237	368	271
Retirement 2045 Fund	69	N/A	N/A
Retirement 2050 Fund	768	171	111
Retirement 2055 Fund	26	N/A	N/A
Retirement Income Fund	11,634	5,672	1,108
Short Duration High Income Fund	52,936	52	N/A
Structured Alpha Fund	N/A	N/A	N/A
Ultra Micro Cap Fund	5,871	N/A	N/A
U.S. Emerging Growth Fund	2,875	477	N/A
U.S. Equity Hedged Fund	N/A	N/A	N/A
Total	$894,438	$487,323	$230,641
     The amounts collected pursuant to the Class A Retail Plan are to be used for the following purposes by the Distributor: sales commissions and other compensation to sales personnel; preparing, printing and distributing sales material and advertising (including preparing, printing and distributing prospectuses to non-shareholders) and other expenses (including data processing, legal, operations and financing charges and expenses). Because certain of the Funds are newly formed, the Distributor did not use any amounts collected pursuant to the Class A Retail Plan for these purposes during the periods noted for such Funds.

		Sales Material and
Fund	Compensation	Other Expenses	Total
Behavioral Advantage Large Cap Fund	$86	$39	$125
China Equity Fund	304	137	441
Convertible Fund	143,620	64,524	208,144
Disciplined Equity Fund	12,644	5,681	18,325
Dynamic Emerging Multi-Asset Fund	N/A	N/A	N/A
Global Allocation Fund	125,492	56,380	181,872
Global Fundamental Strategy Fund	N/A	N/A	N/A
Global Growth Allocation Fund	1,768	795	2,563
Global Managed Volatility Fund	63	28	91
Global Water Fund	90,124	40,490	130,614
High Yield Bond Fund	163,208	73,326	236,534
International Small-Cap Fund	7,413	3,331	10,744
Micro Cap Fund	116	52	168
Multi-Asset Real Return Fund	N/A	N/A	N/A
NFJ Emerging Markets Value Fund	N/A	N/A	N/A
NFJ Global Dividend Value Fund	9,681	4,349	14,030
NFJ International Small-Cap Value Fund	156	70	226
NFJ International Value II Fund	21	10	31
Redwood Fund	2,853	1,282	4,135
Retirement 2015 Fund	2,574	1,156	3,730
Retirement 2020 Fund	772	346	1,118
Retirement 2025 Fund	120	53	173
Retirement 2030 Fund	4,062	1,826	5,888
Retirement 2035 Fund	48	22	70
Retirement 2040 Fund	854	383	1,237
Retirement 2045 Fund	47	22	69
Retirement 2050 Fund	530	238	768
Retirement 2055 Fund	18	8	26
Retirement Income Fund	8,027	3,607	11,634
Short Duration High Income Fund	36,526	16,410	52,936
Structured Alpha Fund	N/A	N/A	N/A
Ultra Micro Cap Fund	4,051	1,820	5,871
U.S. Emerging Growth Fund	1,984	891	2,875
U.S. Equity Hedged Fund	N/A	N/A	N/A
Total	$617,162	$277,276	$894,438
Payments Pursuant to Class B Plans
     The following table sets forth the amount paid by the Trust pursuant to the Class B Retail Plan for the last three fiscal years.

	Year Ended	Year Ended	Year Ended
Fund	11/30/12	11/30/11	11/30/10
Global Allocation Fund	$64,544	$138,864	$249,498
     The amounts collected pursuant to the Class B Retail Plan will be used for the following purposes by the Distributor: sales commissions and other compensation to sales personnel; preparing, printing and distributing sales material and advertising (including preparing, printing and distributing prospectuses to non-shareholders) and other expenses (including data processing, legal, operations and financing charges and expenses). Because the Funds are newly formed and have not yet commenced operations, the Trust has not paid any amount pursuant to the Class B Retail Plan during the periods noted.

		Sales Material and
Fund	Compensation	Other Expenses	Total
Global Allocation Fund	$44,535	$20,009	$64,544

Payments Pursuant to Class C Plans
     The following table sets forth the amount paid by the Trust pursuant to the Class C Retail Plan for the last three fiscal years. Because certain of the Funds are newly formed, the Trust did not pay any amount pursuant to the Class C Retail Plan during the periods noted for such Funds.

	Year Ended	Year Ended	Year Ended
Fund	11/30/12	11/30/11	11/30/10
Behavioral Advantage Large Cap Fund	$316	$23	N/A
China Equity Fund	905	2,291	$600
Convertible Fund	309,347	157,809	744
Disciplined Equity Fund	12,203	11,548	6,818
Dynamic Emerging Multi-Asset Fund	N/A	N/A	N/A
Global Allocation Fund	743,817	888,334	875,114
Global Fundamental Strategy Fund	N/A	N/A	N/A
Global Growth Allocation Fund	12,237	11,008	3,493
Global Managed Volatility Fund	100	N/A	N/A
Global Water Fund	238,680	229,304	214,040
High Yield Bond Fund	239,068	39,011	666
International Small-Cap Fund	5,090	4,121	321
Multi-Asset Real Return Fund	N/A	N/A	N/A
NFJ Emerging Markets Value Fund	N/A	N/A	N/A
NFJ Global Dividend Value Fund	36,036	24,495	5,530
NFJ International Small-Cap Value Fund	53	N/A	N/A
NFJ International Value II Fund	104	N/A	N/A
Redwood Fund	379	800	N/A
Retirement 2015 Fund	21,503	20,143	1,347
Retirement 2020 Fund	6,513	4,904	907
Retirement 2030 Fund	6,339	6,884	2,247
Retirement 2040 Fund	1,207	727	334
Retirement 2050 Fund	684	488	203
Retirement Income Fund	69,783	33,556	7,665
Short Duration High Income Fund	57,438	765	N/A
Structured Alpha Fund	N/A	N/A	N/A
U.S. Emerging Growth Fund	2,056	1,100	N/A
U.S. Equity Hedged Fund	N/A	N/A	N/A
Total	$1,763,858	$1,437,311	$1,120,029
     The amounts collected pursuant to the Class C Retail Plan will be used for the following purposes by the Distributor: sales commissions and other compensation to sales personnel; preparing, printing and distributing sales material and advertising (including preparing, printing and distributing prospectuses to non-shareholders) and other expenses (including data processing, legal, operations and financing charges and expenses). Because certain of the Funds are newly formed, the Distributor did not use any amounts collected pursuant to the Class C Retail Plan for these purposes during the periods noted for such Funds.

		Sales Material and
Fund	Compensation	Other Expenses	Total
Behavioral Advantage Large Cap Fund	$218	$98	$316
China Equity Fund	624	281	905
Convertible Fund	213,449	95,898	309,347
Disciplined Equity Fund	8,420	3,783	12,203
Dynamic Emerging Multi-Asset Fund	N/A	N/A	N/A
Global Allocation Fund	513,234	230,583	743,817
Global Fundamental Strategy Fund	N/A	N/A	N/A
Global Growth Allocation Fund	8,443	3,794	12,237
Global Managed Volatility Fund	69	31	100
Global Water Fund	164,689	73,991	238,680
High Yield Bond Fund	164,957	74,111	239,068
International Small-Cap Fund	3,512	1,578	5,090
Multi-Asset Real Return Fund	N/A	N/A	N/A
NFJ Emerging Markets Value Fund	N/A	N/A	N/A
NFJ Global Dividend Value Fund	24,865	11,171	36,036
NFJ International Small-Cap Value Fund	37	16	53
NFJ International Value II Fund	72	32	104
Redwood Fund	262	117	379
Retirement 2015 Fund	14,837	6,666	21,503
Retirement 2020 Fund	4,494	2,019	6,513
Retirement 2030 Fund	4,374	1,965	6,339
Retirement 2040 Fund	833	374	1,207
Retirement 2050 Fund	472	212	684
Retirement Income Fund	48,150	21,633	69,783
Short Duration High Income Fund	39,632	17,806	57,438
Structured Alpha Fund	N/A	N/A	N/A
U.S. Emerging Growth Fund	1,418	638	2,056
U.S. Equity Hedged Fund	N/A	N/A	N/A
Total	$1,217,061	$546,797	$1,763,858
Payments Pursuant to Class R Plans
     The following table sets forth the amount paid by the Trust pursuant to the Class R Retail Plan for the last three fiscal years. Because certain of the Funds that currently offer Class R Shares are newly formed, the Trust did not pay any amount pursuant to the Class R Retail Plan during the periods noted.

	Year Ended	Year Ended	Year Ended
Fund	11/30/12	11/30/11	11/30/10
China Equity Fund	N/A	N/A	N/A
Convertible Fund	$772	$108	$32
Global Allocation Fund	72	70	63
Global Growth Allocation Fund	194	112	69
High Yield Bond Fund	6,966	518	33
International Small-Cap Fund	54	58	32
Retirement 2015 Fund	464	68	63
Retirement 2020 Fund	746	70	64
Retirement 2025 Fund	994	N/A	N/A
Retirement 2030 Fund	990	74	67
Retirement 2035 Fund	690	N/A	N/A
Retirement 2040 Fund	602	78	70
Retirement 2045 Fund	312	N/A	N/A
Retirement 2050 Fund	336	90	73
Retirement 2055 Fund	74	N/A	N/A
Retirement Income Fund	242	78	66
U.S. Emerging Growth Fund	52	48	N/A
Total	$13,560	$1,372	$632

     The amounts collected pursuant to the Class R Retail Plan will be used for the following purposes by the Distributor: sales commissions and other compensation to sales personnel; preparing, printing and distributing sales material and advertising (including preparing, printing and distributing prospectuses to non-shareholders) and other expenses (including data processing, legal, operations and financing charges and expenses). Because certain of the Funds that currently offer Class R Shares were newly formed during the period, the Distributor has not used any amounts collected pursuant to the Class R Retail Plan for these purposes during the periods noted.

		Sales Materials and
Fund	Compensation	Other Expenses	Total
Convertible Fund	$533	$239	$772
Global Allocation Fund	49	23	72
Global Growth Allocation Fund	134	60	194
High Yield Bond Fund	4,806	2,160	6,966
International Small-Cap Fund	37	17	54
Retirement 2015 Fund	320	144	464
Retirement 2020 Fund	515	231	746
Retirement 2025 Fund	686	308	994
Retirement 2030 Fund	683	307	990
Retirement 2035 Fund	476	214	690
Retirement 2040 Fund	415	187	602
Retirement 2045 Fund	215	97	312
Retirement 2050 Fund	232	104	336
Retirement 2055 Fund	51	23	74
Retirement Income Fund	167	75	242
U.S. Emerging Growth Fund	36	16	52
Total	$9,355	$4,205	$13,560
     From time to time, expenses of principal underwriters incurred in connection with the distribution of Class B, Class C and Class R shares of the Fund, and in connection with the servicing of Class A, Class B, Class C and Class R shareholders of the Fund and the maintenance of Class A, Class B, Class C and Class R shareholder accounts, may exceed the distribution and/or servicing fees collected by the Distributor. The allocation of such excess amounts as of November 30, 2012 is as follows. Because certain of the Funds were newly formed during the period, no such excess expenses have been incurred during the periods noted for such Funds.

Fund	Class A	Class B	Class C	Class R
Behavioral Advantage Large Cap Fund	$18	N/A	$122	N/A
China Equity Fund	14	N/A	(181)	N/A
Convertible Fund	6,961	N/A	181,006	$128
Disciplined Equity Fund	790	N/A	1,958	N/A
Dynamic Emerging Multi-Asset Fund	N/A	N/A	N/A	N/A
Global Allocation Fund	(577)	$48,254	69,017	72
Global Fundamental Strategy Fund	N/A	N/A	N/A	N/A
Global Growth Allocation Fund	1,179	N/A	2,429	71
Global Managed Volatility Fund	23	N/A	100	N/A
Global Water Fund	4,645	N/A	43,545	N/A
High Yield Bond Fund	117,479	N/A	135,285	(7)
International Small-Cap Fund	(765)	N/A	1,919	89
Micro Cap Fund	(1,759)	N/A	N/A	N/A
Multi-Asset Real Return Fund	N/A	N/A	N/A	N/A
NFJ Emerging Markets Value Fund	N/A	N/A	N/A	N/A
NFJ Global Dividend Value Fund	4,709	N/A	12,968	N/A
NFJ International Small-Cap Value Fund	217	N/A	53	N/A
NFJ International Value II Fund	30	N/A	104	N/A
Redwood Fund	79	N/A	250	N/A
Retirement 2015 Fund	256	N/A	2,441	464
Retirement 2020 Fund	194	N/A	203	746
Retirement 2025 Fund	139	N/A	N/A	994
Retirement 2030 Fund	3,893	N/A	603	989
Retirement 2035 Fund	68	N/A	N/A	691
Retirement 2040 Fund	729	N/A	526	579
Retirement 2045 Fund	40	N/A	N/A	297

Fund	Class A	Class B	Class C	Class R
Retirement 2050 Fund	540	N/A	367	326
Retirement 2055 Fund	26	N/A	N/A	71
Retirement Income Fund	(151)	N/A	5,389	218
Short Duration High Income Fund	9,129	N/A	27,288	N/A
Structured Alpha Fund	N/A	N/A	N/A	N/A
Ultra Micro Cap Fund	3,848	N/A	N/A	N/A
U.S. Emerging Growth Fund	41	N/A	1,105	51
U.S. Equity Hedged Fund	N/A	N/A	N/A	N/A
Total	$151,795	$48,254	$486,497	$5,651

Fund	Class A	Class B	Class C	Class R
Behavioral Advantage Large Cap Fund	0.04%	N/A	0.19%	N/A
China Equity Fund	0.01%	N/A	-0.33%	N/A
Convertible Fund	0.01%	N/A	0.49%	0.06%
Disciplined Equity Fund	0.01%	N/A	0.18%	N/A
Dynamic Emerging Multi-Asset Fund	N/A	N/A	N/A	N/A
Global Allocation Fund	0.00%	1.12%	0.10%	0.48%
Global Fundamental Strategy Fund	N/A	N/A	N/A	N/A
Global Growth Allocation Fund	0.14%	N/A	0.19%	0.19%
Global Managed Volatility Fund	0.05%	N/A	0.80%	N/A
Global Water Fund	0.01%	N/A	0.17%	N/A
High Yield Bond Fund	0.11%	N/A	0.44%	0.00%
International Small-Cap Fund	-0.03%	N/A	0.36%	0.76%
Micro Cap Fund	-1.41%	N/A	N/A	N/A
Multi-Asset Real Return Fund	N/A	N/A	N/A	N/A
NFJ Emerging Markets Value Fund	N/A	N/A	N/A	N/A
NFJ Global Dividend Value Fund	0.06%	N/A	0.33%	N/A
NFJ International Small-Cap Value Fund	0.02%	N/A	0.47%	N/A
NFJ International Value II Fund	0.06%	N/A	0.94%	N/A
Redwood Fund	0.00%	N/A	0.50%	N/A
Retirement 2015 Fund	0.01%	N/A	0.12%	0.10%
Retirement 2020 Fund	0.02%	N/A	0.06%	0.08%
Retirement 2025 Fund	0.04%	N/A	N/A	0.08%
Retirement 2030 Fund	0.04%	N/A	0.10%	0.09%
Retirement 2035 Fund	0.07%	N/A	N/A	0.08%
Retirement 2040 Fund	0.04%	N/A	0.27%	0.07%
Retirement 2045 Fund	0.07%	N/A	N/A	0.10%
Retirement 2050 Fund	0.04%	N/A	0.61%	0.09%
Retirement 2055 Fund	0.23%	N/A	N/A	0.18%
Retirement Income Fund	0.00%	N/A	0.08%	0.12%
Short Duration High Income Fund	0.01%	N/A	0.10%	N/A
Structured Alpha Fund	N/A	N/A	N/A	N/A
Ultra Micro Cap Fund	0.07%	N/A	N/A	N/A
U.S. Emerging Growth Fund	0.00%	N/A	0.48%	0.49%
U.S. Equity Hedged Fund	N/A	N/A	N/A	N/A
Distribution and Administrative Services Plans for Administrative Class Shares
     The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of each Fund. The Trust also has adopted an Administrative Distribution Plan (together with the Administrative Services Plan, the “Administrative Plans”) with respect to the Administrative Class shares of each Fund.
     Under the terms of the Administrative Distribution Plan, the Trust is permitted to reimburse, out of the assets attributable to the Administrative Class shares of each applicable Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, financial intermediaries for costs and expenses incurred in connection with the distribution and marketing of Administrative Class shares and/or the provision of certain shareholder services to its customers that invest in Administrative Class shares of the Funds. Such services may include, but are not limited to, the following: providing facilities to answer questions from prospective investors about a Fund; receiving and answering correspondence, including requests for prospectuses and statements of additional information; preparing, printing and delivering prospectuses and shareholder reports to prospective shareholders; complying with federal and state securities laws pertaining to the sale of Administrative Class shares; and assisting investors in completing application forms and selecting dividend and other account options.

     Under the terms of the Administrative Services Plan, the Trust is permitted to reimburse, out of the assets attributable to the Administrative Class shares of each Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, financial intermediaries that provide certain administrative services for Administrative Class shareholders. Such services may include, but are not limited to, the following: receiving, aggregating and processing shareholder orders; furnishing shareholder sub-accounting; providing and maintaining elective shareholder services such as check writing and wire transfer services; providing and maintaining pre-authorized investment plans; communicating periodically with shareholders; acting as the sole shareholder of record and nominee for shareholders; maintaining accounting records for shareholders; answering questions and handling correspondence from shareholders about their accounts; and performing similar account administrative services.
     In addition, financial intermediaries that receive fees under the Administrative Distribution Plan or the Administrative Services Plan may in turn pay and/or reimburse all or a portion of those fees to their customers.
     The same entity may be the recipient of fees under both the Administrative Distribution Plan and the Administrative Services Plan, but may not receive fees under both plans with respect to the same assets. Fees paid pursuant to either Plan may be paid for shareholder services and the maintenance of shareholder accounts, and therefore may constitute “service fees” for purposes of applicable rules of FINRA. The Administrative Distribution Plan has been adopted in accordance with the requirements of Rule 12b-1 under the 1940 Act and will be administered in accordance with the provisions of that rule.
     Each Administrative Plan provides that it may not be amended to increase materially the costs that Administrative Class shareholders may bear under the Plan without the approval of a majority of the outstanding voting securities of the Administrative Class, and by vote of a majority of both (i) the Trustees of the Trust and (ii) those Trustees (“disinterested Administrative Plan Trustees”) who are not “interested persons” of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to it, cast in person at a meeting called for the purpose of voting on the Plan and any related amendments.
     Each Administrative Plan provides that it shall continue in effect so long as such continuance is specifically approved at least annually by the Trustees and the disinterested Administrative Plan Trustees. Each Administrative Plan provides that any person authorized to direct the disposition of monies paid or payable by a class pursuant to the Plan or any related agreement shall provide to the Trustees, and the Board shall review at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.
     Each Administrative Plan is a “reimbursement plan,” which means that fees are payable to the relevant financial intermediary only to the extent necessary to reimburse expenses incurred pursuant to such plan. Each Administrative Plan provides that expenses payable under the Plan may be carried forward for reimbursement for up to twelve months beyond the date in which the expense is incurred, subject to the limit that not more than 0.25% of the average daily net assets of Administrative Class shares may be used in any month to pay expenses under the Plan. Each Administrative Plan requires that Administrative Class shares incur no interest or carrying charges.
     Rules of FINRA limit the amount of distribution fees that may be paid by mutual funds. “Service fees,” defined to mean fees paid for providing shareholder services or the maintenance of accounts (but not transfer agency services) are not subject to the limits. The Trust believes that some, if not all, of the fees paid pursuant to both Administrative Plans will qualify as “service fees” and therefore will not be limited by FINRA rules.
Payments Pursuant to the Administrative Plans
     The following table sets forth the amount paid by the Trust to service providers pursuant to the Administrative Services Plan and the Administrative Distribution Plan for the last three fiscal years. Because certain of the Funds that currently offer Administrative Class Shares are newly formed, the Trust did not pay any amount pursuant to the Administrative Services Plan and the Administrative Distribution Plan during the periods noted for such Funds.

	Year Ended	Year Ended	Year Ended
Fund	11/30/12	11/30/11	11/30/10
China Equity Fund	N/A	N/A	N/A
Convertible Fund	$4,818	$2,635	$16
Global Allocation Fund	4,094	4,021	32
Global Growth Allocation Fund	40	40	35
High Yield Bond Fund	2,234	29	16
International Small-Cap Fund	181	29	16
Retirement 2015 Fund	36	35	32
Retirement 2020 Fund	36	35	32
Retirement 2025 Fund	25	N/A	N/A
Retirement 2030 Fund	39	38	34
Retirement 2035 Fund	26	N/A	N/A
Retirement 2040 Fund	40	40	35
Retirement 2045 Fund	28	N/A	N/A
Retirement 2050 Fund	41	40	35
Retirement 2055 Fund	26	N/A	N/A
Retirement Income Fund	36	34	31
Total	$11,700	$6,976	$314
Plan for Class D Shares
     Each Fund pays fees to the Distributor on an ongoing basis as compensation for the services the Distributor renders and the expenses it bears in connection with the sale and distribution of each Fund’s shares (“distribution fees”) and/or in connection with personal services rendered to a Fund’s shareholders and the maintenance of shareholder accounts (“servicing fees”). These payments are made pursuant to a Distribution and Servicing Plan (“12b-1 Plan”) adopted by the Funds pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the 12b-1 Plan for Class D shares pay distribution and/or servicing fees (calculated as a percentage of a Fund’s average daily net assets attributable to the particular class of shares) not to exceed 0.25%. Because 12b-1 fees are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.
     In accordance with Rule 12b-1 under the 1940 Act, the Class D Plan may not be amended to increase materially the costs that Class D shareholders may bear under the Plan without the approval of a majority of the outstanding Class D shares, and by vote of a majority of both (i) the Trustees of the Trust and (ii) those Trustees (“disinterested Class D Plan Trustees”) who are not “interested persons” of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to it, cast in person at a meeting called for the purpose of voting on the Plan and any related amendments. The Class D Plan may not take effect until approved by vote of a majority of both (i) the Trustees of the Trust and (ii) the disinterested Class D Plan Trustees. In addition, the Class D Plan may not take effect unless it is approved by the vote of a majority of the outstanding Class D shares and it shall continue in effect only so long as such continuance is specifically approved at least annually by the Trustees and the disinterested Class D Plan Trustees.
     Rules of FINRA limit the amount of distribution fees that may be paid by mutual funds. “Service fees,” defined to mean fees paid for providing shareholder services or the maintenance of accounts (but not transfer agency services) are not subject to the limits. The Trust believes that most, if not all, of the fees paid pursuant to the Class D Plan will qualify as “service fees” and therefore will not be limited by FINRA rules.
     Because certain of the Funds are newly formed, the Trust did not pay any amount to qualified service providers pursuant to the Class D Plan during the periods noted for such Funds.

	Year Ended	Year Ended	Year Ended
Fund	11/30/12	11/30/11	11/30/10
Behavioral Advantage Large Cap Fund	$34	N/A	N/A
China Equity Fund	818	$1,053	$142
Convertible Fund	92,896	83,786	1,162
Disciplined Equity Fund	674	1,577	750
Dynamic Emerging Multi-Asset Fund	N/A	N/A	N/A
Global Allocation Fund	521	402	47
Global Fundamental Strategy	N/A	N/A	N/A
Global Growth Allocation Fund	148	95	37
Global Managed Volatility Fund	34	—	—
Global Water Fund	11,881	9,446	1,536
High Yield Bond Fund	66,804	8,757	85
International Small-Cap Fund	2,003	654	40
Multi-Asset Real Return Fund	N/A	N/A	N/A
NFJ Emerging Markets Value Fund	N/A	N/A	N/A
NFJ Global Dividend Value Fund	1,497	2,524	364
NFJ International Small-Cap Value Fund	40	N/A	N/A
NFJ International Value II Fund	26	N/A	N/A
Redwood Fund	459	927	N/A
Retirement 2015 Fund	877	602	343
Retirement 2020 Fund	413	295	363
Retirement 2030 Fund	1,076	865	516
Retirement 2040 Fund	739	517	287
Retirement 2050 Fund	532	506	293
Retirement Income Fund	2,800	986	247
Short Duration High Income Fund	5,112	17	N/A
Structured Alpha Fund	N/A	N/A	N/A
U.S. Emerging Growth Fund	112	59	N/A
U.S. Equity Hedged Fund	N/A	N/A	N/A
Total	$189,496	$113,068	$6,212
Additional Information About Class P Shares
     Class P shares of each Fund may be offered through certain brokers and financial intermediaries (“service agents”) that have established a shareholder servicing relationship with the Trust on behalf of their customers. The Manager may make arrangements for the Funds to make payments, directly or through the Manager or its affiliate, with respect to Class P shares of each Fund held through such service agents, including, without limitation, the following services: receiving, aggregating and processing purchase, redemption and exchange orders at the service agent level; furnishing shareholder sub-accounting; providing and maintaining elective services with respect to Class P shares such as check writing and wire transfer services; providing and maintaining pre-authorized investment plans; communicating periodically with shareholders; acting as the sole shareholder of record and nominee for holders of Class P shares; maintaining accounting records for shareholders; answering questions and handling correspondence from shareholders about their accounts; issuing confirmations for transactions by shareholders; and performing similar account administrative services. These payments are made to financial intermediaries selected by the Manager and/or its affiliates. The actual services provided, and the payments made for such services, vary from firm to firm. For these services, each Fund (except for the Target Date Funds) may pay an annual fee of up to 0.10% of the value of the assets in the relevant accounts. The Manager and/or its affiliates may make payments to service agents for the services described in this paragraph on top of the 0.10% that each Fund (except for the Target Date Funds) may pay to such agents. The aggregate rate of such payments by a Fund and the Manager and/or its affiliates with regard to Class P shares may vary from service agent to service agent and, in certain circumstances, may exceed 0.10% per annum for any individual service agent. For the Target Date Funds, such services are paid for with a portion of fees payable under the Administration Agreement. Please see “Management of the Trust - Fund Administrator.” These amounts would be in addition to amounts paid to the Trust’s transfer agents or other service providers. Service agents may impose additional or different conditions than the Trust on the purchase, redemption or exchanges of Trust shares by their customers. Service agents may also independently establish and charge their customers transaction fees, account fees and other amounts in connection with purchases, sales and redemption of Trust shares in addition to any fees charged by the Trust. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Shareholders who are customers of service agents should consult their service agents for information regarding these fees and conditions. In addition, the Distributor, Allianz Global Fund Management and their affiliates may also make payments out of the fees they receive from the Funds and/or their own resources, to financial intermediaries for services that may be deemed to be primarily intended to result in the sale of Class P shares of the Funds. The payments described in this paragraph may be significant to the payors and the payees.
Additional Information About Institutional Class and Administrative Class Shares
     Institutional Class and Administrative Class shares of the Trust may also be offered through brokers, other financial intermediaries and other entities, such as benefit or savings plans and their sponsors or service providers (“service agents”), that have established a shareholder servicing relationship with the Trust on behalf of their customers. The Distributor, Allianz Global Fund Management and their affiliates may pay, out of the fees they receive from the Funds and/or their own assets, amounts to service agents for providing bona fide shareholder services to shareholders holding Institutional Class and Administrative Class shares through such service agents. Such services may include, but are not limited to, the following: processing and mailing trade confirmations, monthly statements, prospectuses, annual reports, semi-annual reports and shareholder notices and other SEC required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations. Service agents may impose additional or different conditions than the Trust on the purchase, redemption or exchanges of Trust shares by their customers. Service agents may also independently establish and charge their customers transaction fees, account fees and other amounts in connection with purchases, sales and redemption of Trust shares in addition to any fees charged by the Trust. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Shareholders who are customers of service agents should consult their service agents for information regarding these fees and conditions. In addition, the Distributor, Allianz Global Fund Management and their affiliates may also make payments out of the fees they receive from the Funds and/or their own resources, to financial intermediaries for services that may be deemed to be primarily intended to result in the sale of shares of the Funds. The payments described in this paragraph may be significant to the payors and the payees.
Additional Payments to the Distributor
     Pursuant to an intercompany agreement between the Manager and the Distributor, the Manager pays the Distributor a monthly fee at the annual rate of 0.90% of the aggregate gross dollar value of sales of Fund shares for the Trust during the applicable month of all share classes, to provide support for the distribution, marketing and servicing activities rendered by the Distributor on behalf of the Funds and related expenses. Pursuant to an intercompany agreement between Pacific Investment Management Company LLC (“PIMCO”) and the Distributor, PIMCO pays the Distributor a fee at the annual rate of 0.09% of the average daily net assets attributable to shares of PIMCO Funds held by the Trust’s Funds that are “funds of funds” (i.e., currently the Target Date Funds, AllianzGI Global Allocation Fund and AllianzGI Global Growth Allocation Fund) in return for shareholder, administrative and other support services as requested from time to time by PIMCO on behalf of the applicable PIMCO Funds.
Purchases, Exchanges and Redemptions
     Purchases, exchanges and redemptions of the Trust’s shares are discussed in the Prospectuses, under the heading “How to Buy and Sell Shares” and that information is incorporated herein by reference. Certain purchases of the Trust’s shares are subject to a reduction or elimination of sales charges, as summarized in the Retail Prospectus and as described in greater detail below. Variations in sales charges reflect the varying efforts required to sell shares to separate categories of investors.
     Certain clients of the Manager or a Sub-Adviser whose assets would be eligible for purchase by one or more Funds may purchase shares of the Trust with such assets. Assets so purchased by the Funds will be valued in accordance with procedures adopted by the Board of Trustees.
     The minimum initial investment for shares of the Institutional Class, Class P and Administrative Class is $1 million, except that the minimum investment may be modified for certain financial intermediaries that submit trades on behalf of underlying investors. The Fund or the Distributor may lower or waive the minimum initial investment for certain categories of investors at their discretion, including for Trustees, officers and current and former employees of the Funds, the Manager, the Sub-Advisers and the Distributor and their immediate family members, and trusts or plans primarily for the benefit of such persons. The minimum initial investment for single defined contribution plans is $100,000, unless the plan has 250 eligible participants or is associated with an existing plan that meets the minimum investment criteria. The investment minimum for shareholders with existing accounts is $200,000, provided that the current market value of the account is at least $1,000,000. For omnibus accounts, all minimums stated above apply at the omnibus level and not at the underlying investor level.
     For Class R6 shares, there is no minimum initial investment for Class R6 Eligible Plans and other eligible investors.
     The minimum initial investment in Class D shares of any Fund is $1,000, with a minimum subsequent investment of $50 per Fund. The minimum investment may be modified for certain financial intermediaries that submit trades on behalf of underlying investors. The Fund or the Distributor may lower or waive the minimum initial investment for certain categories of investors at their discretion.
     To obtain more information about exceptions to the minimum initial investment for Institutional Class, Class R6, Class P, Administrative Class and Class D shares, please call the Trust at 1-800-498-5413.
     One or more classes of shares of the Funds may not be qualified or registered for sale in all States. Prospective investors should inquire as to whether shares of a particular Fund, or class of shares thereof, are available for offer and sale in their State of domicile or residence. Shares of a Fund may not be offered or sold in any State unless registered or qualified in that jurisdiction, unless an exemption from registration or qualification is available.
     As described and subject to any limits in the Retail Prospectus under the caption “How to Buy and Sell Shares- Exchanging Shares” and in the Institutional Prospectus under the caption “How to Buy and Sell Shares — Exchange Privilege” and in this Statement of Additional Information under the section titled “Additional Information About Purchases, Exchanges and Redemptions

of Class A, Class B, Class C, Class R, Class R6 and Institutional Class Shares,” a shareholder may exchange shares of any Fund for shares of the same class of any other series of the Trust that is available for investment or any series of Allianz Funds that is available for investment, on the basis of their respective net asset values. This exchange privilege may in the future be extended to cover any “interval” funds that may be established and managed by the Manager and its affiliates. The original purchase date(s) of shares exchanged for purposes of calculating any contingent deferred sales charge will carry over to the investment in the new fund. For example, if a shareholder invests in Class C shares of one fund and 6 months later (when the contingent deferred sales charge upon redemption would normally be 1.00%) exchanges his shares for Class C shares of another fund, no sales charge would be imposed upon the exchange, but the investment in the other Fund would be subject to the 1% contingent deferred sales charge until one year after the date of the shareholder’s investment in the first fund as described herein.
     Shares of one class of a Fund may be exchanged, at a shareholder’s option, directly for shares of another class of the same Fund (an “intra-Fund exchange”), subject to the terms and conditions described below and to such other fees and charges as set forth in the applicable Prospectus(es) (including the imposition or waiver of any sales charge or CDSC), provided that the shareholder for whom the intra-Fund exchange is being requested meets the eligibility requirements of the class into which such shareholder seeks to exchange. Additional information regarding the eligibility requirements of different share classes, including investment minimums and intended distribution channels, is provided under “Distribution of Trust Shares” above, and/or in the applicable Prospectus(es). Shares of a Fund will be exchanged for shares of a different class of the same Fund on the basis of their respective NAVs. Ongoing fees and expenses incurred by a given share class will differ from those of other share classes, and a shareholder receiving new shares in an intra-Fund exchange may be subject to higher or lower total expenses following such exchange. In addition to changes in ongoing fees and expenses, a shareholder receiving new shares in an intra-Fund exchange may be required to pay an initial sales charge (load) or CDSC. Generally, intra-Fund exchanges into Class A shares will be subject to a Class A sales charge unless otherwise noted below, and intra-Fund exchanges out of Class A, Class B or Class C shares will be subject to the standard schedule of CDSCs for the share class out of which the shareholder is exchanging, unless otherwise noted below. If Class B shares are exchanged for Class A shares, a shareholder will be responsible for paying any applicable Class B CDSCs and any applicable Class A sales charge. If Class C shares are exchanged for Class A shares, a shareholder will be responsible for paying any Class C CDSCs and any applicable Class A sales charge. With respect to shares subject to a CDSC, if less than all of an investment is exchanged out of one class of a Fund, any portion of the investment exchanged will be from the lot of shares that would incur the lowest CDSC if such shares were being redeemed rather than exchanged. Shareholders generally should not recognize gain or loss for U.S. federal income tax purposes upon such an intra-Fund exchange, provided that the transaction is undertaken and processed, with respect to any shareholder, as a direct exchange transaction. If an intra-Fund exchange incurs a CDSC or sales charge, Fund shares may be redeemed to pay such charge, and that redemption will be taxable. Shareholders should consult their tax advisers as to the federal, state and local or non-U.S. tax consequences of an intra-Fund exchange.
     Institutional Class shares of a Fund may be exchanged for Administrative Class shares offered by any other Fund or series of Allianz Funds that offers such class of shares, or vice versa, provided that the Institutional Class or Administrative Class shareholder, as the case may be, meets the eligibility requirements of the class into which such shareholder seeks to exchange.
     Orders for exchanges accepted prior to the time Fund shares are valued on any day the Trust is open for business will be executed at the respective net asset values next determined as of the valuation time for Fund shares on that day. Orders for exchanges received after the time Fund shares are valued on any business day will be executed at the respective net asset values determined as of the valuation time for Fund shares on the next business day.
     The Trust and the Manager each reserves the right to refuse exchange purchases (or purchase and redemption and/or redemption and purchase transactions) if, in the judgment of the Trust or the Manager, the transaction would adversely affect a Fund and its shareholders. In particular, a pattern of transactions characteristic of “market timing” strategies may be deemed by the Manager to be detrimental to the Trust or a particular Fund. Although the Trust has no current intention of terminating or modifying the exchange privilege, it reserves the right to do so at any time. Except as otherwise permitted by the SEC, the Trust will give you 60 days’ advance notice if it exercises its right to terminate or materially modify the exchange privilege. Because the Funds will not always be able to detect market timing activity, investors should not assume that the Funds will be able to prevent all market timing or other trading practices that may disadvantage the Funds. For example, it is more difficult for the Funds to monitor trades that are placed by omnibus or other nominee accounts because the broker, retirement plan administrator, fee-based program sponsor or other financial intermediary maintains the record of the applicable Fund’s underlying beneficial owners.
     Pursuant to provisions of agreements between the Distributor and participating brokers, introducing brokers, Service Organizations and other financial intermediaries (together, “intermediaries”) that offer and sell shares and/or process transactions in shares of the Funds, intermediaries are required to engage in such activities in compliance with applicable federal and state securities laws and in accordance with the terms of the Prospectuses and this Statement of Additional Information. Among other obligations, to the extent an intermediary has actual knowledge of violations of Fund policies (as set forth in the then current Prospectuses and this Statement of Additional Information) regarding (i) the timing of purchase, redemption or exchange orders and pricing of Fund shares, or (ii) market timing or excessive short-term trading, the intermediary is required to report such known violations promptly to the Distributor.
     Redemptions of Fund shares may be suspended when trading on the New York Stock Exchange is restricted or during an emergency that makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the SEC for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payments for more than seven days, as permitted by law.
     The Trust is committed to paying in cash all requests for redemptions by any shareholder of record of the Funds, limited in amount with respect to each shareholder during any 90-day period to the lesser of (i) $250,000, or (ii) 1.00% of the net asset value of the Trust at the beginning of such period. Although the Trust will normally redeem all shares for cash, it may redeem amounts in excess of the lesser of (i) or (ii) above by payment in kind of securities held by the particular Fund. When shares are redeemed in kind, the redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received in the distribution.
     Due to the relatively high cost of maintaining smaller accounts, the Trust reserves the right to redeem shares in any account for their then-current value (which will be promptly paid to the investor) if at any time, due to shareholder redemption, the shares in the account do not have a value of at least a specified amount. The applicable minimums and other information about such mandatory redemptions are set forth in the applicable Prospectus or in this Statement of Additional Information under the section titled “Additional Information About Purchases, Exchanges and Redemptions of Class A, Class B, Class C, Class R, Class R6 and Institutional Class Shares.” The Trust’s Declaration of Trust also authorizes the Trust to redeem shares under certain other circumstances as may be specified by the Board of Trustees.
Redemption Fees
     The Funds do not charge a redemption fee.
Additional Information about Purchases, Exchanges and Redemptions of Class A, Class B, Class C, Class R, Class R6 and Institutional Class Shares
How to Buy Shares
     Class A, Class B, Class C, Class R and Class R6 shares of each Fund are continuously offered through the Distributor and through other firms that have dealer agreements with the Distributor (“participating brokers”) or that have agreed to act as introducing brokers for the Distributor (“introducing brokers”). The Distributor is an affiliate of Allianz Global Fund Management and also a subsidiary of AAMA. As discussed in the Retail Prospectus and noted above, effective November 1, 2009, Class B shares of the Funds are no longer available for purchase except through exchanges and dividend reinvestments. Disclosure throughout the Statement of Additional Information regarding the “purchase” of Class B shares only relates to such exchanges and dividend reinvestments.
     Purchases Through Your Financial Advisor. You may purchase Class A or Class C shares through a financial advisor.
     Purchases By Mail. Investors who wish to invest in Class A or Class C shares by mail may send a completed application form along with a check payable to the Allianz Family of Funds at:
Regular Mail:
Allianz Family of Funds
P.O. Box 8050
Boston, MA 02266-8050
Overnight Mail:
Allianz Family of Funds
c/o Boston Financial Data Services, Inc.
30 Dan Road
Canton, MA 02021-2809
     Investors who wish to invest in Institutional Class or Class R6 shares by mail may send a completed application form along with a check payable to Allianz Family of Funds to:
Allianz Family of Funds
P.O. Box 219968
Kansas City, MO 64121-9968

(The Distributor does not provide investment advice and will not accept any responsibility for your selection of investments as it does not have access to the information necessary to assess your financial situation). All shareholders who establish accounts by mail will receive individual confirmations of each purchase, redemption, dividend reinvestment, exchange or transfer of Fund shares, including the total number of Fund shares owned as of the confirmation date, except that purchases resulting from the reinvestment of daily-accrued dividends and/or distributions will be confirmed once each calendar quarter. See “Distributions” in the Retail Prospectus. Information regarding direct investment or any other features or plans offered by the Trust may be obtained by calling the Distributor at 1-800-988-8380 or by calling your broker.

     Purchases are accepted subject to collection of checks at full value and conversion into federal funds. Payment by a check drawn on any member of the Federal Reserve System can normally be converted into federal funds within two business days after receipt of the check. Checks drawn on a non-member bank may take up to 15 days to convert into federal funds. In all cases, the purchase price is based on the net asset value next determined after the purchase order and check are accepted, even though the check may not yet have been converted into federal funds.
     The Distributor reserves the right to require payment by wire or official U.S. bank check. The Distributor generally does not accept payments made by cash, money order, temporary/starter checks, credit cards, traveler’s checks, credit card checks, or checks drawn on non-U.S. banks even if payment may be effected through a U.S. bank.
     The Trust or the Distributor may lower or waive the minimum investment amounts for certain categories of investors at their discretion.
     Purchases By Telephone. You may elect to purchase shares after enrolling in Fund Link (see “Allianz Funds Fund Link” below). You can purchase fund shares over the phone. To initiate such purchases, call 1-800-988-8380.
     Purchasing Class R Shares. Class R shares are generally available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans, health care benefit funding plans, and other specified benefit plans and accounts whereby the plan or the plan’s financial service firm has an agreement with the Distributor or the Manager to utilize Class R shares in certain investment products or programs (each such plan or account, a “Class R Eligible Plan”). Class R shares are not available to traditional and Roth IRAs, SEPs, SAR-SEPs, SIMPLE IRAs, 403(b)(7) custodial accounts, Coverdell Education Savings Accounts or retail or institutional benefit plans other than those specified above. Additionally, Class R shares are generally available only to Class R Eligible Plans where Class R shares are held on the books of the Funds through omnibus accounts (either at the plan level or at the level of the financial services firm level). Although Class R shares may be purchased by a plan administrator directly from the Distributor, specified benefit plans that purchase Class R shares directly from the Distributor must hold their shares in an omnibus account at the benefit plan level. Plan participants may not directly purchase Class R shares from the Distributor.
      Purchasing Class R6 Shares. Class R6 shares are offered for 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans, healthcare benefit funding plans and other specified benefit plans whereby the plan or the plan’s broker, dealer or other financial intermediary has an agreement with the Distributor or the Manager to utilize Class R6 shares in certain investment products or programs (each such plan, a “Class R6 Eligible Plan”). Class R6 shares are available only to Class R6 Eligible Plans where Class R6 shares are held on the books of the Fund through omnibus accounts (either at the benefit plan level, platform level or at the level of the plan’s financial service firm). Except as stated below, Class R6 shares are not available to retail or institutional investors that do not qualify as Class R6 Eligible Plans, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, or individual 403(b) plans. Class R6 shares are also available for investment by registered funds and 529 portfolios that are advised or sub-advised by Allianz Global Fund Management, AllianzGI U.S., NFJ or their affiliates. Class R6 shares may also be available for investment by Trustees, officers and current and former employees of the Trust, Allianz Funds, Allianz Global Fund Management and the Distributor and their affiliates and their immediate family members, and trusts or plans primarily for the benefit of such persons.
     Subsequent Purchases of Shares. Subsequent purchases of Class A, Class B, Class C, Class R6 or Institutional Class shares can be made as indicated above by mailing a check (to the appropriate address) with a letter describing the investment or (with respect to Class A, Class B and Class C shares) with the additional investment portion of a confirmation statement. Except for subsequent purchases through the Allianz Funds Auto-Invest plan, the Allianz Funds Auto-Exchange plan, tax-qualified programs and the Allianz Funds Fund Link referred to below, except during periods when an Automatic Withdrawal Plan is in effect, and except with respect to Class R6 shares of any Fund, the minimum subsequent purchase, unless the minimum has been lowered or waived by the Trust or Distributor at their discretion, in any Fund is $50. There is no minimum subsequent purchase for Class R6 shares of any Fund. All payments should be made payable to Allianz Family of Funds and should clearly indicate the shareholder’s account number. Checks should be mailed to the appropriate address above under “Purchases By Mail.”
     Unavailable or Restricted Funds. Certain Funds and/or share classes are not currently offered to the public as of the date of this Statement of Additional Information. Please see the Retail Prospectus for details.
     Additional Information About Purchasing Shares. Shares may be purchased at a price equal to their net asset value per share next determined after receipt of an order plus a sales charge, which may be imposed either (i) at the time of the purchase in the case of

Class A shares (the “initial sales charge alternative”), (ii) on a contingent deferred basis in the case of Class B shares (the “deferred sales charge alternative”) or (iii) by the deduction of an ongoing asset-based sales charge in the case of Class C shares (the “asset-based sales charge alternative”). Class R shares may be purchased at a price equal to their net asset value per share next determined after receipt of an order. In certain circumstances, Class A and Class C shares are also subject to a Contingent Deferred Sales Charge (“CDSC”). See “Alternative Purchase Arrangements.” Purchase payments for Class B and Class C shares are fully invested at the net asset value next determined after acceptance of the trade. Purchase payments for Class A shares, less the applicable sales charge, are invested at the net asset value next determined after acceptance of the trade.
     Orders sent to the Trust’s P.O. Box are not deemed “received” until they arrive at the Trust’s facility. This may affect the date on which they are processed.
     All purchase orders received by the Trust prior to the close of regular trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange on a regular business day are processed at that day’s offering price. However, orders received by the Trust after the offering price is determined that day from dealers, brokers or certain retirement plans that have an agreement with the Manager or the Distributor will receive such offering price if the orders were received by the dealer, broker or retirement plan from its customer prior to such determination and were transmitted to and received by the Distributor or the Transfer Agent prior to 9:30 a.m., Eastern time on the next business day. Purchase orders received on a day other than a regular business day will be executed on the next succeeding regular business day. The Distributor, in its sole discretion, may accept or reject any order for purchase of Fund shares. The sale of shares will be suspended on any day on which the New York Stock Exchange is closed and, if permitted by the rules of the SEC, when trading on the New York Stock Exchange is restricted or during an emergency that makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the SEC for the protection of investors.
     Minimum Purchase Amounts. Except for purchases through the Allianz Funds Auto-Invest plan, the Allianz Funds Auto-Exchange plan, investments pursuant to the Uniform Gifts to Minors Act, tax-qualified plans and, to the extent agreed to by the Distributor, wrap programs referred to below under “Alternative Purchase Arrangements-Sales at Net Asset Value,” and purchases by certain registered representatives as described below under “Registered Representatives’ Investments,” the minimum initial investment in Class A, Class B or Class C shares of any Fund is $1,000, with a minimum additional investment of $50 per Fund, and there is no minimum initial or additional investment in Class R shares because Class R shares may only be purchased through omnibus accounts. The minimum initial investment amount for Institutional Class shares of any Fund is $1,000,000, unless the minimum has been lowered or waived by the Trust or Distributor at their discretion. There is no minimum initial investment amount for Class R6 shares of any Fund. For information about dealer commissions and other payments to dealers, see “Alternative Purchase Arrangements” below. Persons selling Fund shares may receive different compensation for selling Class A, Class B, Class C or Class R shares. Normally, Fund shares purchased through participating brokers are held in the investor’s account with that broker. No share certificates will be issued except, and to the extent, provided in the Retail Prospectus.
     Tax-Qualified Specified Benefit and Other Plans. The Distributor makes available specified benefit plan services and documents for Individual Retirement Accounts (IRAs), including Roth IRAs, for which State Street Bank serves as trustee and for IRA Accounts under the Internal Revenue Code of 1986, as amended (the “Code”). The Distributor makes available services and prototype documents for Simplified Employee Pension Plans (SEP). In addition, prototype documents are available for establishing 403(b)(7) custodial accounts with State Street Bank as custodian. This form of account is available to employees of certain non-profit organizations.
     For purposes of this section, a “Plan Investor” means any of the following: 401(k) plan, profit-sharing plan, money purchase pension plan, defined benefit plan, 457 plan, employer-sponsored 403(b) plan, non-qualified deferred compensation plan, health care benefit funding plan and specified benefit plans and accounts whereby the plan or the plan’s financial service firm has an agreement with the Distributor or the Manager to utilize Class R shares in certain investment products or programs, or other benefit plan specified as such by the Distributor. The term “Plan Investor” does not include an IRA, Roth IRA, SEP IRA, SIMPLE IRA, SAR-SEP IRA, 403(b)(7) custodial account, a Coverdell Education Savings Account or a College Access 529 Plan Account.
     The minimum initial investment for all Plan Investors, IRAs, Roth IRAs, SEP IRAs, SIMPLE IRAs, SAR-SEP IRAs and 403(b)(7) custodial accounts are set forth in the table under “Specified Benefit Account Minimums” below. For Plan Investors invested in a Fund through “omnibus” account arrangements, there is no minimum initial investment per plan participant. Instead, there is a minimum initial investment per plan, which is agreed upon by the Distributor and the financial intermediary maintaining the omnibus account. However, any Plan Investor that has existing positions in the Funds and that does not already maintain an omnibus account with a Fund and would like to invest in such Fund is subject to the minimum initial investment set forth in the table under “Specified Benefit Account Minimums” below.

     Allianz Funds Auto-Invest. The Allianz Funds Auto-Invest plan provides for periodic investments into a shareholder’s account with the Trust by means of automatic transfers of a designated amount from the shareholder’s bank account. The minimum investment for eligibility in the Allianz Funds Auto-Invest plan is $1,000 per Fund for Class A, Class B and Class C shares and $1,000,000 for Institutional Class shares, unless the minimum has been waived or lowered by the Trust or Distributor at its discretion. Investments may be made monthly or quarterly, and may be in any amount subject to a minimum of $50 per month for each Fund in which shares are purchased through the plan. There is no minimum investment for eligibility in the Allianz Funds Auto-Invest plan for Class R6 shares. Investments in Class R6 shares may be made monthly or quarterly, and may be in any amount. Further information regarding the Allianz Funds Auto-Invest plan is available from the Distributor or participating brokers. You may enroll by completing the appropriate section on the account application, or you may obtain an Auto-Invest application by calling the Distributor or your broker. The use of the Allianz Funds Auto-Invest plan may be limited for certain Funds and/or share classes at the discretion of the Distributor.
     Registered Representatives’ Investments. Current registered representatives and other full-time employees of participating brokers or such persons’ spouses or trusts or custodial accounts for their minor children may purchase Class A shares at net asset value without a sales charge. The minimum initial investment in each case is $1,000 per Fund and the minimum subsequent investment is $50.
     Allianz Funds Auto-Exchange. The Allianz Funds Auto-Exchange plan establishes regular, periodic exchanges from one Fund account to another Fund account. The plan provides for regular investments into a shareholder’s account in a specific Fund by means of automatic exchanges of a designated amount from another Fund account of the same class of shares and with identical account registration.
     Exchanges may be made monthly or quarterly, and may be in any amount subject to a minimum of $1,000 to open a new Fund account for Class A, Class B and Class C shares and $1,000,000 for Institutional Class shares and $50 for any existing Fund account for which shares are purchased through the plan. With respect to Class R6 shares, exchanges may be made monthly or quarterly, and are not subject to any minimums.
     Further information regarding the Allianz Funds Auto-Exchange plan is available from the Distributor at 1-800-988-8380 or participating brokers. You may enroll by completing an application, which may be obtained from the Distributor or by telephone request at 1-800-988-8380. The use of Allianz Funds Auto-Exchange plan may be limited for certain Funds and/or other share classes at the option of the Distributor, and as set forth in the Retail Prospectus. For more information on exchanges, see “Exchange Privilege.”
     Allianz Funds Fund Link. Allianz Funds Fund Link (“Fund Link”) connects your Fund account(s) with a bank account. Fund Link may be used for subsequent purchases and for redemptions and other transactions described under “How to Redeem.” Purchase transactions are effected by electronic funds transfers from the shareholder’s account at a U.S. bank or other financial institution that is an Automated Clearing House (“ACH”) member. Investors may use Fund Link to make subsequent purchases of shares in any amount greater than $50. To initiate such purchases, call 1-800-988-8380. All such calls will be recorded. Fund Link is normally established within 45 days of receipt of a Fund Link application by Boston Financial Data Services, Inc. (the “Transfer Agent”), the Funds’ transfer agent for Class A, B, C and R shares. The minimum investment by Fund Link is $50 per Fund. Shares will be purchased on the regular business day the Distributor receives the funds through the ACH system, provided the funds are received before the close of regular trading on the New York Stock Exchange. If the funds are received after the close of regular trading, the shares will be purchased on the next regular business day.
     Fund Link privileges must be requested on the account application. To establish Fund Link on an existing account, complete a Fund Link application, which is available from the Distributor or your broker, with signatures guaranteed from all shareholders of record for the account. See “Signature Validation” below. Such privileges apply to each shareholder of record for the account unless and until the Distributor receives written instructions from a shareholder of record canceling such privileges. Changes of bank account information must be made by completing a new Fund Link application signed by all owners of record of the account, with all signatures guaranteed. The Distributor, the Transfer Agent and the Fund may rely on any telephone instructions believed to be genuine and will not be responsible to shareholders for any damage, loss or expenses arising out of such instructions. The Fund reserves the right to amend, suspend or discontinue Fund Link privileges at any time without prior notice. Fund Link does not apply to shares held in broker “street name” accounts or in other omnibus accounts.
     Signature Validation. When a signature validation is called for, a “Medallion” signature validation or a Signature Validation Program (SVP) stamp will be required. A Medallion signature validation or an SVP stamp may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which is participating in a Medallion program or SVP recognized by the Securities Transfer Association. The three recognized Medallion programs are the Securities

Transfer Agents Medallion Program, Stock Exchanges Medallion Program and New York Stock Exchange, Inc. Medallion Signature Program. Signature validations from financial institutions which are not participating in one of these programs will not be accepted. Please note that financial institutions participating in a recognized Medallion program may still be ineligible to provide a signature validation for transactions of greater than a specified dollar amount. The Trust may change the signature validation requirements from time to time upon notice to shareholders, which may be given by means of a new or supplemented prospectus.
     Signature validation cannot be provided by a notary public. In addition, corporations, trusts, and other institutional organizations are required to furnish evidence of the authority of the persons designated on the Client Registration Application to effect transactions for the organization.
     The Distributor reserves the right to modify its signature validation standards at any time. The Funds may change the signature validation requirements from time to time upon notice to shareholders, which may, but is not required to, be given by means of a new or supplemented Retail Prospectus. Shareholders should contact the Distributor for additional details regarding the Funds’ signature validation requirements.
     Account Registration Changes. Changes in registration or account privileges may be made in writing to the Transfer Agent. A Medallion Signature Validation may be required. See “Signature Validation” above. All correspondence must include the account number and must be sent to:
Regular Mail for Class A, Class B and Class C:
Allianz Family of Funds
P.O. Box 8050
Boston, MA 02266-8050
Regular Mail for Institutional Class and Class R6:
Allianz Family of Funds
P.O. Box 219968
Kansas City, MO 64121-9968
Overnight Mail:
Allianz Family of Funds
c/o Boston Financial Data Services, Inc.
30 Dan Road
Canton, MA 02021-2809
Minimum Account Size.
      Class A, Class B, Class C, Class D and Class R Shares. Due to the relatively high cost to the Funds of maintaining small accounts, shareholders are asked to maintain an account balance in each Fund in which the shareholder invests at least the amount necessary to open the type of account involved. If a shareholder’s balance for any Fund is below such minimum for three months or longer, the Fund’s administrator shall have the right (except in the case of retirement accounts) to close that Fund account after giving the shareholder 60 days in which to increase his or her balance. The shareholder’s Fund account will not be liquidated if the reduction in size is due solely to market decline in the value of the shareholder’s Fund shares or if the aggregate value of the shareholder’s accounts (and the accounts of the shareholder’s spouse and his or her children under the age of 21 years), or all of the accounts of an employee benefits plan of a single employer, in Funds of the Trust and Allianz Funds exceeds $50,000.
     All Share Classes. Due to the relatively high cost to the Funds of maintaining small accounts, the Manager and the Distributor each reserves the right to assess an annual fee of $15 for any accounts, including fiduciary accounts, with balances that fall below $1,000, subject to the Distributor’s right to make exemptions on a case by case basis.
     Additionally, the Manager and the Distributor each reserves the right to cause the Fund to redeem, without any prior notice, an account when the Fund balance falls below $20 for any reason, including solely due to declines in NAV. Fiduciary accounts are exempt from this provision.
     Transfer on Death Registration. The Distributor may accept “transfer on death” (“TOD”) registration requests from investors. The laws of a state selected by the Distributor in accordance with the Uniform TOD Security Registration Act will govern the registration. The Distributor may require appropriate releases and indemnifications from investors as a prerequisite for permitting TOD registration. The Distributor may from time to time change these requirements (including by changes to the determination as to which state’s law governs TOD registrations).
     Summary of Minimum Investments and Account Size. The following table provides a summary of the minimum initial investment, minimum subsequent investment and minimum account size for each type of account (including Specified Benefit Accounts):

	Initial Minimum	Subsequent Minimum
Type of Account	Investment	Investment	Minimum Account Size
Regular/General Retail Accounts	$1,000 per Fund	$50 per Fund	$1,000
IRA	$1,000 per Fund	$50 per Fund	$1,000
Roth IRA	$1,000 per Fund	$50 per Fund	$1,000
UTMA	$1,000 per Fund	$50 per Fund	$1,000
UGMA	$1,000 per Fund	$50 per Fund	$1,000
Auto-Invest	$1,000 per Fund	$50 per Fund	$1,000
Auto-Exchange	$1,000 per Fund	$50 per Fund	$1,000
SEP IRA established on or before March 31, 2004	$50 per Fund/per participant	$0	$50**
SEP IRA established after March 31, 2004	$1,000 per Fund/per participant	$0	$1,000
SIMPLE IRA*	$50 per Fund/per participant	$0	$50**
SAR-SEP IRA*	$50 per Fund/per participant	$0	$50**
403(b)(7) custodial account plan established on or before March 31, 2004	$50 per Fund/per participant	$0	$50**
403(b)(7) custodial account plan established after March 31, 2004	$1,000 per Fund/per participant	$0	$1,000
Plan Investors held through omnibus accounts-
Plan Level	$0	$0	$0
Participant Level	$0	$0	$0
Plan Investors held through non-omnibus accounts (individual participant accounts) established on or before March 31, 2004	$50 per Fund	$0	$50**
Plan Investors held through non-omnibus accounts (individual participant accounts) established after March 31, 2004	$1,000 per Fund	$0	$1,000

*	The minimums apply to existing accounts only. No new SIMPLE-IRA or SAR-SEP IRA accounts are being accepted.

**	The annual fee for small accounts will not be applicable to these accounts.

Alternative Purchase Arrangements
     The Funds offer investors up to four classes of shares (Class A, Class B, Class C and Class R) in the Retail Prospectus. Class A, Class B and Class C shares bear sales charges in different forms and amounts and bear different levels of expenses, as described below. Class R shares do not bear a sales charge, but are subject to expenses that vary from those levied on Class A, Class B or Class C shares, and are available only to Class R Eligible Plans. Through the Institutional Prospectus, certain of the Funds currently offer up to five additional classes of shares in the United States: Class D, Class P, Class R6, Institutional Class and Administrative Class shares. Class D shares are offered through financial intermediaries. Class P shares are offered primarily through certain asset allocation, wrap fee and other fee-based programs sponsored by broker-dealers and other financial intermediaries. Institutional Class shares are offered to pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and other high net worth individuals. Administrative Class shares are offered primarily through employee benefit plan alliances, broker-dealers and other intermediaries. Similar to Class R shares, Class D, Class P, Class R6, Institutional Class and Administrative Class shares are sold without a sales charge and have different expenses than Class A, Class B, Class C and Class R shares. As a result of lower sales charges and/or operating expenses, Class D, Class P, Class R6, Institutional Class and Administrative Class shares are generally expected to achieve higher investment returns than Class A, Class B, Class C or Class R shares. To obtain more information about the other classes of shares, please call the Trust at 1-800-498-5413 (for Institutional Class, Class R6, Administrative Class, and Class P shares) or the Distributor at 1-800-988-8380 (for Class D shares).
     The alternative purchase arrangements described in this Statement of Additional Information are designed to enable a retail investor to choose the method of purchasing Fund shares that is most beneficial to the investor based on all factors to be considered, including the amount and intended length of the investment, the particular Fund and whether the investor intends to exchange shares for shares of other Funds. Generally, when making an investment decision, investors should consider the anticipated life of an intended investment in the Funds, the size of the investment, the accumulated distribution and servicing fees plus CDSCs on Class B or Class C shares, the initial sales charge plus accumulated servicing fees on Class A shares (plus a CDSC in certain circumstances), the possibility that the anticipated higher return on Class A shares due to the lower ongoing charges will offset the initial sales charge paid on such shares, the automatic conversion of Class B shares into Class A shares and the difference in the CDSCs applicable to Class A, Class B and Class C shares.
     Investors should understand that initial sales charges, servicing and distribution fees and CDSCs are all used directly or indirectly to fund the compensation of financial intermediaries that sell Fund shares. Depending on the arrangements in place at any particular time, a financial intermediary may have a financial incentive for recommending a particular share class over other share classes.
     Class A. The initial sales charge alternative (Class A) might be preferred by investors purchasing shares of sufficient aggregate value to qualify for reductions in the initial sales charge applicable to such shares. Similar reductions are not available on the contingent deferred sales charge alternative (Class B) or the asset-based sales charge alternative (Class C). Class A shares are subject to a servicing fee but are not subject to a distribution fee and, accordingly, such shares are expected to pay correspondingly higher dividends on a per share basis. However, because initial sales charges are deducted at the time of purchase, not all of the purchase payment for Class A shares is invested initially. Class B and Class C shares might be preferable to investors who wish to have all purchase payments invested initially, although remaining subject to higher distribution and servicing fees and, for certain periods, being subject to a CDSC. An investor who qualifies for an elimination of the Class A initial sales charge should also consider whether he or she anticipates redeeming shares in a time period that will subject such shares to a CDSC as described below. See “Class A Deferred Sales Charge” below.
     Class B. Class B shares might be preferred by investors who intend to invest in the Funds for longer periods and who do not intend to purchase shares of sufficient aggregate value to qualify for sales charge reductions applicable to Class A shares. Both Class B and Class C shares can be purchased at net asset value without an initial sales charge. However, unlike Class C shares, Class B shares convert into Class A shares after they have been held for a period of time. Class B shares of series of the Funds purchased before October 1, 2004 convert into Class A shares after the shares have been held for eight years. After the conversion takes place, the shares will no longer be subject to a CDSC, and will be subject to the servicing fees charged for Class A shares, which are lower than the distribution and servicing fees charged on either Class B or Class C shares. See “Deferred Sales Charge Alternative-Class B Shares” below. Class B shares are not available for purchase by Plan Investors or by SEP IRAs, SIMPLE IRAs, SAR-SEP IRAs and 403(b)(7) custodial accounts. Traditional and Roth IRAs may invest in Class B shares.
     Class C. Class C shares might be preferred by investors who intend to purchase shares that are not of sufficient aggregate value to qualify for Class A sales charges of 1% or less and who wish to have all purchase payments invested initially. Class C shares are preferable to Class B shares for investors who intend to maintain their investment for intermediate periods and therefore may also be preferable for investors who are unsure of the intended length of their investment. Unlike Class B shares, Class C shares are not subject to a CDSC after they have been held for at least one year. However, because Class C shares do not convert into Class A shares, Class B shares are preferable to Class C shares for investors who intend to maintain their investment in the Funds for long periods. See “Asset-Based Sales Charge Alternative-Class C Shares” below.
     Class R. Only Class R Eligible Plans may purchase Class R shares. Class R shares might be preferred by a Class R Eligible Plan that intends to invest retirement plan assets held through omnibus accounts and does not intend to purchase shares of sufficient aggregate value to qualify for sales charge reductions applicable to Class A shares. Class R shares are preferable to Class B and Class C shares because Class R shares are not subject to a CDSC and are subject to lower aggregate distribution and/or service (12b-1) fees and may be preferable to Class A shares because Class R shares are not subject to the initial sales charge imposed on Class A shares.
     In determining which class of shares to purchase, an investor should always consider whether any waiver or reduction of a sales charge or a CDSC is available. See generally “Initial Sales Charge Alternative-Class A Shares” and “Waiver of Contingent Deferred Sales Charges” below.
     If an investor intends to purchase Class C shares: (i) for more than one Fund and the aggregate purchase price for all such purchases will exceed $499,999 for Class C shares or (ii) for one Fund in a series of transactions and the aggregate purchase amount will exceed $499,999 for Class C shares, then in either such event the investor should consider whether purchasing another share class may be in the investor’s best interests. The Funds may refuse any order to purchase shares.
     For a description of the Distribution and Servicing Plans and distribution and servicing fees payable thereunder with respect to Class A, Class B, Class C and Class R shares, see “Distribution and Servicing (12b-1) Plans” in the Retail Prospectus.
Waiver of Contingent Deferred Sales Charges. The CDSC applicable to Class A and Class C shares is currently waived for:
(i) any partial or complete redemption in connection with (a) required minimum distributions to IRA account owners or beneficiaries who are age 70 1/2 or older or (b) distributions to participants in employer-sponsored retirement plans upon attaining age 59 1/2 or on account of death or permanent and total disability (as defined in Section 22(e) of the Code) that occurs after the purchase of Class A or Class C shares;
(ii) any partial or complete redemption in connection with a qualifying loan or hardship withdrawal from an employer sponsored retirement plan;

(iii) any complete redemption in connection with a distribution from a qualified employer retirement plan in connection with termination of employment or termination of the employer’s plan and the transfer to another employer’s plan or to an IRA;
(iv) any partial or complete redemption following death or permanent and total disability (as defined in Section 22(e) of the Code) of an individual holding shares for his or her own account and/or as the last survivor of a joint tenancy arrangement (this provision, however, does not cover an individual holding in a fiduciary capacity or as a nominee or agent or a legal entity that is other than an individual or the owners or beneficiaries of any such entity) provided the redemption is requested within one year of the death or initial determination of disability and provided the death or disability occurs after the purchase of the shares;
(v) any redemption resulting from a return of an excess contribution to a qualified employer retirement plan or an IRA;
(vi) up to 10% per year of the value of a Fund account that (a) has the value of at least $10,000 at the start of such year and (b) is subject to an Automatic Withdrawal Plan;
(vii) redemptions by Trustees, officers and employees of any of the Trusts, and by directors, officers and employees of the Distributor, AAMA or Allianz Global Fund Management;
(viii) redemptions effected pursuant to a Fund’s right to involuntarily redeem a shareholder’s Fund account if the aggregate net asset value of shares held in such shareholder’s account is less than a minimum account size specified in the Retail Prospectus;
(ix) involuntary redemptions caused by operation of law;
(x) redemptions of shares of any Fund that is combined with another Fund, investment company, or personal holding company by virtue of a merger, acquisition or other similar reorganization transaction;
(xi) redemptions by a shareholder who is a participant making periodic purchases of not less than $50 through certain employer sponsored savings plans that are clients of a broker-dealer with which the Distributor has an agreement with respect to such purchases;
(xii) redemptions effected by trustees or other fiduciaries who have purchased shares for employer-sponsored plans, the trustee, administrator, fiduciary, broker, trust company or registered investment adviser for which has an agreement with the Distributor with respect to such purchases;
(xiii) redemptions in connection with IRA accounts established with Form 5305-SIMPLE under the Code for which the Trust is the designated financial institution;
(xiv) a redemption by a holder of Class A or Class C shares where the participating broker or dealer involved in the purchase of such shares waived all payments it normally would receive from the Distributor at the time of purchase (i.e., commissions or reallowances of initial sales charges and advancements of service and distribution fees); and
(xv) a redemption by a holder of Class A or Class C shares where, by agreement with the Distributor, the participating broker or dealer involved in the purchase of such shares waived a portion of any payment it normally would receive from the Distributor at the time of purchase (or otherwise agreed to a variation from the normal payment schedule) in connection with such purchase.
     The CDSC applicable to Class B shares is currently waived for any partial or complete redemption in each of the following cases:
(i) in connection with required minimum distributions to IRA account owners or to plan participants or beneficiaries who are age 70 1/2 or older;
(ii) involuntary redemptions caused by operation of law;
(iii) redemption of shares of any Fund that is combined with another Fund, investment company, or personal holding company by virtue of a merger, acquisition or other similar reorganization transaction;
(iv) following death or permanent and total disability (as defined in Section 22(e) of the Code) of an individual holding shares for his or her own account and/or as the last survivor of a joint tenancy arrangement (this provision, however, does not cover an individual holding in a fiduciary capacity or as a nominee or agent or a legal entity that is other than an individual or the owners or beneficiaries of any such entity) provided the redemption is requested within one year of the death or initial determination of disability and further provided the death or disability occurs after the purchase of the shares;
(v) up to 10% per year of the value of a Fund account that (a) has a value of at least $10,000 at the start of such year and (b) is subject to an Automatic Withdrawal Plan (See “How to Redeem-Automatic Withdrawal Plan”); and
(vi) redemptions effected pursuant to a Fund’s right to involuntarily redeem a shareholder’s Fund account if the aggregate net asset value of shares held in the account is less than a minimum account size specified in the Retail Prospectus.
     The Distributor may require documentation prior to waiver of the CDSC for any class, including distribution letters, certification by plan administrators, applicable tax forms, death certificates, physicians’ certificates (e.g., with respect to disabilities), etc.
     Exempt Transactions; No CDSCs or Payments to Brokers. Investors will not be subject to CDSCs, and brokers and dealers will not receive any commissions or reallowances of initial sales charges or advancements of service and distribution fees, on the transactions described below (which are sometimes referred to as “Exempt Transactions”):
•	A redemption by a holder of Class A or Class C shares where the Distributor did not pay at the time of purchase to the participating broker or dealer involved in the purchase of such shares the payments the Distributor normally would have paid at the time of purchase (e.g., commissions and/or reallowances of initial sales charges and advancements of service and distribution fees).

•	A redemption by a holder of Class A or Class C shares where, by agreement between the broker-dealer and the Distributor, the Distributor did not pay at the time of purchase all or a portion of payments it normally would have paid to the broker-dealer at the time of purchase (or otherwise agreed to a variation from the normal payment schedule) in connection with such purchase.

•	Transactions described under clause (A) of Note 4 to the tables in the subsection “Initial Sales Charge Alternative-Class A Shares.”
     Initial Sales Charge Alternative — Class A Shares. Class A shares are sold at a public offering price equal to their net asset value per share plus a sales charge. As indicated below under “Class A Deferred Sales Charge,” certain investors who purchase $1,000,000 or more of any Fund’s Class A shares (and thus pay no initial sales charge) may be subject to a CDSC of up to 1% if they redeem such shares during the first 18 months after their purchase.
All Funds Other Than AllianzGI Short Duration High Income Fund and AllianzGI High Yield Bond Fund

			Discount or
			Commission to
	Sales Charge	Sales Charge	dealers as a % of
	as % of Net	as % of Public	Public Offering
Amount of Purchase	Amount Invested	Offering Price	Price*
$0-$49,999	5.82%	5.50%	4.75%
$50,000-$99,999	4.71%	4.50%	4.00%
$100,000-$249,999	3.63%	3.50%	3.00%
$250,000-$499,999	2.56%	2.50%	2.00%
$500,000-$999,999	2.04%	2.00%	1.75%
$1,000,000 +	0.00%	0.00%	0.00	%(1)

*	From time to time, these discounts and commissions may be increased pursuant to special arrangements between the Distributor and certain participating brokers.

(1)	The Distributor will pay a commission to dealers that sell amounts of $1,000,000 or more of Class A shares according to the following schedule: 1.00% of the first $2,000,000, 0.75% of amounts from $2,000,001 to $5,000,000, and 0.50% of amounts over $5,000,000. The Distributor will then also pay to such dealers a Rule 12b-1 trail fee of 0.25% beginning in the thirteenth month after purchase. These payments are not made in connection with sales to employer-sponsored plans.

AllianzGI High Yield Bond Fund

			Discount or
	Sales Charge	Sales Charge	Commission to dealers
	as % of Net	as % of Public	as a % of Public
Amount of Purchase	Amount Invested	Offering Price	Offering Price*
$0-$99,999	3.90%	3.75%	3.25%
$100,000-$249,999	3.36%	3.25%	2.75%
$250,000-$499,999	2.30%	2.25%	2.00%
$500,000-$999,999	1.78%	1.75%	1.50%
$1,000,000 +	0.00%	0.00%	0.75%

*	From time to time, these discounts and commissions may be increased pursuant to special arrangements between the Distributor and certain participating brokers.
AllianzGI Short Duration High Income Fund

				Discount or
	Sales Charge	Sales Charge		Commission to dealers
	as % of Net	as % of Public		as a % of Public
Amount of Purchase	Amount Invested	Offering Price		Offering Price*
$0-$99,999	2.30%	2.25%		2.00%
$100,000-$249,999	1.27%	1.25%		1.00%
$250,000 +	0.00%	0.00	%(1)	0.50%

*	From time to time, these discounts and commissions may be increased pursuant to special arrangements between the Distributor and certain participating brokers.

(1)	Investors who purchase $250,000 or more of the Fund’s Class A shares (and thus pay no initial sales charge) may be subject to a CDSC of 1% if they redeem such shares during the first 18 months after their purchase.
     Each Fund receives the entire net asset value of its Class A shares purchased by investors (i.e., the gross purchase price minus the applicable sales charge). The Distributor receives the sales charge shown above less any applicable discount or commission “reallowed” to participating brokers in the amounts indicated in the table above. The Distributor may, however, elect to reallow the entire sales charge to participating brokers for all sales with respect to which orders are placed with the Distributor for any particular Fund during a particular period. During such periods as may from time to time be designated by the Distributor, the Distributor will pay an additional amount of up to 0.50% of the purchase price on sales of Class A shares of all or selected Funds purchased to each participating broker that obtains purchase orders in amounts exceeding thresholds established from time to time by the Distributor.
     Shares issued pursuant to the automatic reinvestment of income dividends or capital gains distributions are issued at net asset value and are not subject to any sales charges.
     Under the circumstances described below, investors may be entitled to pay reduced sales charges for Class A shares.
     These discounts and commissions may be increased pursuant to special arrangements from time to time agreed upon between the Distributor and certain participating brokers.
     Right of Accumulation and Combined Purchase Privilege (Breakpoints). A Qualifying Investor (as defined below) may qualify for a reduced sales charge on Class A shares (the “Combined Purchase Privilege”) by combining concurrent purchases of the Class A shares of one or more Eligible Funds (as defined below) into a single purchase. In addition, a Qualifying Investor may qualify for a reduced sale charge on Class A shares (the “Right of Accumulation” or “Cumulative Quantity Discount”) by combining the purchase of Class A shares of an Eligible Fund with the current aggregate net asset value of all Class A, B, and C shares of any Eligible Fund held by accounts for the benefit of such Qualifying Investor. An Eligible Fund is a Fund that offers Class A shares.
     The term “Qualifying Investor” refers to:
(i)	an individual, such individual’s spouse, such individual’s children under the age of 21 years, or such individual’s siblings (each a “family member”) (including family trust* accounts established by such a family member)
or
(ii)	a trustee or other fiduciary for a single trust (except family trusts* noted above), estate or fiduciary account although more than one beneficiary may be involved
or

(iii)	an employee benefit plan of a single employer.

*	For the purpose of determining whether a purchase would qualify for a reduced sales charge under the Combined Purchase Privilege or Right of Accumulation, a “family trust” is one in which a family member(s) described in section (i) above is/are a beneficiary/ies and such person(s) and/or another family member is the trustee.

     Shares purchased or held through a Plan Investor or any other employer-sponsored benefit program do not count for purposes of determining whether an investor qualifies for a Cumulative Quantity Discount.
     Letter of Intent. An investor may also obtain a reduced sales charge on purchases of Class A shares by means of a written Letter of Intent, which expresses an intention to invest not less than $50,000 within a period of 13 months in Class A shares of any Eligible Fund(s). The maximum intended investment amount allowable in a Letter of Intent is $1,000,000. Each purchase of shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a Single Purchase of the dollar amount indicated in the Letter. At the investor’s option, a Letter of Intent may include purchases of Class A shares of any Eligible Fund made not more than 90 days prior to the date the Letter of Intent is signed; however, the 13-month period during which the Letter of Intent is in effect will begin on the date of the earliest purchase to be included and the sales charge on any purchases prior to the Letter of Intent will not be adjusted. In making computations concerning the amount purchased for purpose of a Letter of Intent, any redemptions during the operative period are deducted from the amount invested.
     Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the Eligible Funds under a single Letter of Intent. For example, if at the time you sign a Letter of Intent to invest at least $100,000 in Class A shares of any Eligible Fund, you and your spouse each purchase Class A shares of the AllianzGI Global Water Fund worth $30,000 (for a total of $60,000), it will only be necessary to invest a total of $40,000 during the following 13 months in Class A shares of any of the Eligible Funds to qualify for the 3.50% sales charge on the total amount being invested.
     A Letter of Intent is not a binding obligation to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount. Shares purchased with the first 5% of the amount indicated in the Letter of Intent will be held in escrow (while remaining registered in your name) to secure payment of the higher sales charge applicable to the shares actually purchased in the event the full intended amount is not purchased. If the full amount indicated is not purchased, a sufficient amount of such escrowed shares will be involuntarily redeemed to pay the additional sales charge applicable to the amount actually purchased, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Eligible Fund shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released.
     If an investor wishes to enter into a Letter of Intent in conjunction with an initial investment in Class A shares of a Fund, the investor should complete the appropriate portion of the account application. A current Class A shareholder desiring to do so may obtain a form of Letter of Intent by contacting the Distributor at 1-800-988-8380 or any broker participating in this program.
     Shares purchased or held through a Plan Investor or any other employer-sponsored benefit program do not count for purposes of determining whether an investor has qualified for a reduced sales charge through the use of a Letter of Intent.
     Reinstatement Privilege. A Class A shareholder who has caused any or all of his shares to be redeemed may reinvest all or any portion of the redemption proceeds in Class A shares of any Eligible Fund at net asset value without any sales charge, provided that such reinvestment is made within 120 calendar days after the redemption or repurchase date. Shares are sold to a reinvesting shareholder at the net asset value next determined. See “How Fund Shares Are Priced” in the Retail Prospectus. A reinstatement pursuant to this privilege will not cancel the redemption transaction and, consequently, any gain or loss so realized may be recognized for federal tax purposes except that no loss may be recognized to the extent that the proceeds are reinvested in shares of the same Fund within 30 days. The reinstatement privilege may be utilized by a shareholder only once, irrespective of the number of shares redeemed, except that the privilege may be utilized without limit in connection with transactions whose sole purpose is to transfer a shareholder’s interest in a Fund to his Individual Retirement Account or other qualified retirement plan account. An investor may exercise the reinstatement privilege by written request sent to the Distributor or to the investor’s broker.
     Sales at Net Asset Value. Each Fund may sell its Class A shares at net asset value without a sales charge to
(i) current, former or retired officers, trustees, directors or employees of the Trust, Allianz Funds, AAMA, Allianz Global Fund Management or the Distributor, other affiliates of Allianz Global Fund Management and funds advised or subadvised by any such affiliates, provided that any such former employee established an account holding Fund shares during his or her period of employment, in any case at the discretion of Allianz Global Fund Management or the Distributor; a parent, brother or sister of any such officer, trustee, director or employee or a spouse or child of any of the foregoing persons, or any trust, profit-sharing or pension plan for the benefit of any such person and to any other person if the Distributor anticipates that there will be minimal sales expenses associated with the sale;
(ii) current registered representatives and other full-time employees of participating brokers or such persons’ spouses or for trust or custodial accounts for their minor children;
(iii) trustees or other fiduciaries purchasing shares for certain plans sponsored by employers, professional organizations or associations or charitable organizations, the trustee, administrator, recordkeeper, fiduciary, broker, trust company or registered investment adviser for which has an agreement with the Distributor or Allianz Global Fund Management with respect to such purchases (including provisions related to minimum levels of investment in a Trust), and to participants in such plans and their spouses purchasing for their account(s) or IRAs;

(iv) participants investing through accounts known as “wrap accounts” established with brokers or dealers approved by the Distributor where such brokers or dealers are paid a single, inclusive fee for brokerage and investment management services;
(v) client accounts of broker-dealers or registered investment advisers affiliated with such broker-dealers with which the Distributor or Allianz Global Fund Management has an agreement for the use of a Fund in particular investment products or programs or in particular situations;
(vi) accounts for which the company that serves as trustee or custodian either (a) is affiliated with Allianz Global Fund Management or (b) has a specific agreement to that effect with the Distributor; and
(vii) investors who purchase shares in “Exempt Transactions,” as described under “Exempt Transactions; No CDSCs or Payments to Brokers” above.
     The Distributor will only pay service fees and will not pay any initial commission or other fees to dealers upon the sale of Class A shares to the purchasers described in sub-paragraphs (i) through (vii) above except that the Distributor will pay initial commissions to any dealer for sales to purchasers described under sub-paragraph (iii) above provided such dealer has a written agreement with the Distributor specifically providing for the payment of such initial commissions.
     Notification of Distributor. In many cases, neither the Trust or Allianz Funds (together the “Trusts”) as applicable, the Distributor nor the Transfer Agent will have the information necessary to determine whether a quantity discount or reduced sales charge is applicable to a purchase. An investor or participating broker must notify the Distributor whenever a quantity discount or reduced sales charge is applicable to a purchase and must provide the Distributor with sufficient information at the time of purchase to verify that each purchase qualifies for the privilege or discount, including such information as is necessary to obtain any applicable “combined treatment” of an investor’s holdings in multiple accounts. Upon such notification, the investor will receive the lowest applicable sales charge. For investors investing in Class A shares through a financial intermediary, it is the responsibility of the financial intermediary to ensure that the investor obtains the proper quantity discount or reduced sales charge. The quantity discounts and commission schedules described above may be modified or terminated at any time.
     Class A Deferred Sales Charge. For purchases of Class A shares of all Funds, investors who purchase $1,000,000 or more of Class A shares (and, thus, purchase such shares without any initial sales charge) may be subject to a 1% CDSC if such shares are redeemed within 18 months of their purchase. The CDSCs described in this paragraph are sometimes referred to as the “Class A CDSC.” The Class A CDSC does not apply to investors purchasing any Fund’s Class A shares if such investors are otherwise eligible to purchase Class A shares without any sales charge because they are described under “Sales at Net Asset Value” above.
     For purchases subject to the Class A CDSC, a CDSC will apply for any redemption of such Class A shares that occurs within 18 months of their purchase. No CDSC will be imposed if the shares redeemed have been acquired through the reinvestment of dividends or capital gains distributions or if the amount redeemed is derived from increases in the value of the account above the amount of purchase payments subject to the CDSC. In determining whether a CDSC is payable, it is assumed that the shareholder will redeem first the lot of Class A shares that will incur the lowest CDSC. Any CDSC imposed on a redemption of Class A shares is paid to the Distributor. The manner of calculating the CDSC on Class A shares is described below under “Calculation of CDSC.”
     The Class A CDSC is currently waived in connection with certain redemptions as described above under “Alternative Purchase Arrangements-Waiver of Contingent Deferred Sales Charges.” For more information about the Class A CDSC, call the Distributor at 1-800-988-8380.
     For Class A shares outstanding for 18 months or more, the Distributor may also pay participating brokers annual servicing fees of 0.25% of the net asset value of such shares.
     Deferred Sales Charge Alternative — Class B Shares. Class B shares are sold at their current net asset value without any initial sales charge. The full amount of an investor’s purchase payment will be invested in shares of the Fund(s) selected.
     Calculation of CDSC. A CDSC may be imposed on Class A, Class B or Class C shares under certain circumstances. A CDSC is imposed on shares redeemed within a certain number of years after their purchase. When shares are redeemed, any shares acquired through the reinvestment of dividends or capital gains distributions will be redeemed first and will not be subject to any CDSC. For the redemption of all other shares, the CDSC will be based on either the shareholder’s original per-share purchase price or the then current net asset value of the shares being sold, whichever is lower. CDSCs will be deducted from the proceeds of the shareholder’s redemption, not from the amounts remaining in the shareholder’s account. In determining whether a CDSC is payable, it is assumed that the shareholder will redeem first the lot of shares that will incur the lowest CDSC. Class B shares are not available for purchase by employer sponsored retirement plans.

     Whether a CDSC is imposed and the amount of the CDSC will depend on the number of years since the investor purchased the shares being redeemed.
     Class B shares are subject to higher distribution fees than Class A shares for a fixed period after their purchase, after which they automatically convert to Class A shares and are no longer subject to such higher distribution fees. Class B shares automatically convert into Class A shares after they have been held for seven years (eight years for Class B shares purchased before October 1, 2004).
     For sales of Class B shares made and services rendered to Class B shareholders, the Distributor intends to make payments to participating brokers, at the time a shareholder purchases Class B shares, of 4.00% of the purchase amount for each of the Funds. For Class B shares outstanding for one year or more, the Distributor may also pay participating brokers annual servicing fees of 0.25% of the net asset value of such shares. Financial intermediaries that receive distribution and/or servicing fees may in turn pay and/or reimburse all or a portion of those fees to their customers. During such periods as may from time to time be designated by the Distributor, the Distributor will pay selected participating brokers an additional amount of up to 0.50% of the purchase price on sales of Class B shares of all or selected Funds purchased to each participating broker that obtains purchase orders in amounts exceeding thresholds established from time to time by the Distributor.
     The Class B CDSC is currently waived in connection with certain redemptions as described above under “Alternative Purchase Arrangements-Waiver of Contingent Deferred Sales Charges.” For more information about the Class B CDSC, call the Distributor at 1-800-988-8380.
Asset-Based Sales Charge Alternative — Class C Shares. Class C shares are sold at their current net asset value without any initial sales charge. A CDSC is imposed if an investor redeems Class C shares within a certain time period after their purchase. When shares are redeemed, any shares acquired through the reinvestment of dividends or capital gains distributions will be redeemed first and will not be subject to any CDSC. For the redemption of all other shares, the CDSC will be based on either the shareholder’s original per-share purchase price or the then current net asset value of the shares being sold, whichever is lower. CDSCs will be deducted from the proceeds of the shareholder’s redemption, not from the amounts remaining in the shareholder’s account. In determining whether a CDSC is payable, it is assumed that the shareholder will redeem first the lot of shares that will incur the lowest CDSC. All of an investor’s purchase payments are invested in shares of the Fund(s) selected.
     Whether a CDSC is imposed and the amount of the CDSC will depend on the number of years since the investor made a purchase payment from which an amount is being redeemed.
     Any CDSC imposed on a redemption of Class C shares is paid to the Distributor. For investors investing in Class C shares through a financial intermediary, it is the responsibility of the financial intermediary to ensure that the investor is credited with the proper holding period for the shares redeemed. Unlike Class B shares, Class C shares do not automatically convert to any other class of shares of the Funds.
     The manner of calculating the CDSC on Class C shares is the same as that of Class B shares, as described above under “Calculation of CDSC.” Except as described below, for sales of Class C shares made and services rendered to Class C shareholders, the Distributor expects to make payments to participating brokers, at the time the shareholder purchases Class C shares, of 1.00% (representing 0.75% distribution fees and 0.25% servicing fees) of the purchase amount for all Funds. For sales of Class C shares made to participants making periodic purchases of not less than $50 through certain employer sponsored savings plans that are clients of a broker-dealer with which the Distributor has an agreement with respect to such purchases, no payments are made at the time of purchase. For Class C shares, the Distributor expects to make annual payments to participating brokers at the rate of 1.00% for all Funds. This change will not impact the Rule 12b-1 fees or other fees or expenses paid by shareholders. Financial intermediaries that receive distribution and/or service fees may in turn pay and/or reimburse all or a portion of these fees to their customers. During such periods as may from time to time be designated by the Distributor, the Distributor will pay an additional amount of up to 0.50% of the purchase price on sales of Class C shares of all or selected Funds purchased to each participating broker that obtains purchase orders in amounts exceeding thresholds established from time to time by the Distributor.
The Class C CDSC is currently waived in connection with certain redemptions as described above under “Alternative Purchase Arrangements-Waiver of Contingent Deferred Sales Charges.” For more information about the Class C CDSC, contact the Distributor at 1-800-988-8380.
     No Sales Charge Alternative — Class R Shares. Class R shares are sold at their current net asset value without any initial sales charge. The full amount of the investor’s purchase payment will be invested in shares of the Fund(s). Class R shares are not subject to a CDSC upon redemption by an investor. For sales of Class R shares made and services rendered to Class R shareholders, the Distributor expects to make payments to participating brokers and, with respect to servicing fees, other financial intermediaries (which may include specified benefit plans, their service providers and their sponsors), at the time the shareholder purchases Class R shares, of up to 0.50% (representing up to 0.25% distribution fees and up to 0.25% servicing fees) of the purchase.
     Information For All Share Classes. Brokers and other financial intermediaries provide varying arrangements for their clients to purchase and redeem Fund shares. Some may establish higher minimum investment requirements than set forth above. Firms may arrange with their clients for other investment or administrative services and may independently establish and charge transaction fees and/or other additional amounts to their clients for such services, which charges would reduce clients’ return. Firms also may hold Fund shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Trusts’ Transfer Agent will have no information with respect to or control over accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their broker. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients’ accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends.
Exchange Privilege
     Except with respect to exchanges for shares of Funds for which sales may be suspended to new investors or as provided in the Retail Prospectus or in this Statement of Additional Information, a shareholder may exchange Class A, Class B, Class C and Class R shares of any Fund for the same Class of shares of any other Fund in an account with identical registration on the basis of their respective net asset values. For Class R shares, specified benefit plans may also limit exchanges to Funds offered as investment options in the plan and exchanges may only be made through the plan administrator. Shares of one Class of a Fund may also be exchanged directly for shares of another Class of the same Fund, as described (and subject to the conditions and restrictions set forth) under “Distribution of Trust Shares-Purchases, Exchanges and Redemptions” in this Statement of Additional Information. There are currently no other exchange fees or charges. Exchanges are subject to any minimum initial purchase requirements for each share class of each Fund, except with respect to exchanges effected through the Trusts’ Auto-Exchange plan. An exchange may constitute a taxable sale for federal income tax purposes.
     Investors who maintain their account with the Distributor may exchange shares by a written exchange request sent to Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050 or, unless the investor has specifically declined telephone exchange privileges on the account application or elected in writing not to utilize telephone exchanges, by a telephone request to the Distributor at 1-800-988-8380. Each Trust will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and may be liable for any losses due to unauthorized or fraudulent instructions if it fails to employ such procedures. Each Trust will require a form of personal identification prior to acting on a caller’s telephone instructions, will provide written confirmations of such transactions and will record telephone instructions. Exchange forms are available from the Distributor at 1-800-988-8380 and may be used if there will be no change in the registered name or address of the shareholder. Changes in registration information or account privileges may be made in writing to the Trust c/o the Transfer Agent, Boston Financial Data Services, Inc., at P.O. Box 8050, Boston, MA 02266-8050 or by use of forms that are available from the Distributor. A signature validation is required. See “How to Buy Shares-Signature Validation.” Telephone exchanges for all Funds may be made between 9:00 a.m., Eastern time and the close of regular trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange on any day the Exchange is open (generally weekdays other than normal holidays).
     The Trusts reserve the right to refuse exchange purchases (or purchase and redemption and/or redemption and purchase transactions) if, in the judgment of the Manager or a Fund’s Sub-Adviser, such transaction would adversely affect a Fund and its shareholders. In particular, a pattern of transactions characteristic of “market timing” strategies may be deemed by the Manager to be detrimental to a Trust or a particular Fund. Except as described below, although the Trusts have no current intention of terminating or modifying the exchange privilege, each reserves the right to do so at any time. Except as otherwise permitted by the SEC, each Trust will give 60 days’ advance notice to shareholders of any termination or material modification of the exchange privilege. Because the Funds will not always be able to detect market timing activity, investors should not assume that the Funds will be able to detect or prevent all market timing or other trading practices that may disadvantage the Funds. For example, it is more difficult for the Funds to monitor trades that are placed by omnibus or other nominee accounts because the broker, retirement plan administrator, fee-based program sponsor or other financial intermediary maintains the record of the applicable Fund’s underlying beneficial owners. For further information about exchange privileges, contact your participating broker or call the Distributor at 1-800-988-8380.
     With respect to Class B and Class C shares, or Class A shares subject to a CDSC, if less than all of an investment is exchanged out of a Fund, any portion of the investment exchanged will be from the lot of shares that would incur the lowest CDSC if such shares were being redeemed rather than exchanged.
     Except as otherwise disclosed in the Retail Prospectus, shares that are received in an exchange will be subject to the same CDSC as the shares exchanged. For example, Class C shares that have a twelve-month CDSC period received in exchange for Class C shares that have an eighteen-month CDSC period will have the same CDSC period as the shares exchanged (in this case, eighteen months). Note, however, effective January 1, 2010, any Class C shares owned on that date or purchased thereafter will only be subject to a CDSC if redeemed during the first twelve months.
     Shareholders should take into account the effect of any exchange on the applicability of any CDSC that may be imposed upon any subsequent redemption.
     Investors may also select the Allianz Funds Auto-Exchange plan, which establishes automatic periodic exchanges. For further information on automatic exchanges see “How to Buy Shares-Allianz Funds Auto-Exchange” above.
How to Redeem
Redemptions of Class A, Class B, Class C or Class R Shares.
     Class A, Class B, Class C or Class R shares may be redeemed through a participating broker, by telephone, by submitting a written redemption request directly to the Transfer Agent (for non-broker accounts) or through an Automatic Withdrawal Plan or Allianz Funds Fund Link, if available. Class R shares may be redeemed only through the plan administrator, and not directly by the plan participant.
     A CDSC may apply to a redemption of Class A, Class B or Class C shares. See “Alternative Purchase Arrangements” above. Shares are redeemed at their net asset value next determined after a redemption request has been received as described below, less any applicable CDSC. There is no charge by the Distributor (other than an applicable CDSC) with respect to a redemption; however, a participating broker who processes a redemption for an investor may charge customary commissions for its services (which may vary). Dealers and other financial services firms are obligated to transmit orders promptly. Requests for redemption received by dealers or other firms prior to the close of regular trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange on a regular business day and received by the Distributor prior to the close of the Distributor’s business day will be confirmed at the net asset value effective at the closing of the Exchange on that day, less any applicable CDSC.
     Other than an applicable CDSC, a shareholder will not pay any special fees or charges to a Trust or the Distributor when the shareholder sells his or her shares. However, if a shareholder sells his or her shares through a broker, dealer or other financial intermediary, that firm may charge the shareholder a commission or other fee for processing the shareholder’s redemption request.
     Redemptions of Fund shares may be suspended when trading on the New York Stock Exchange is restricted or during an emergency that makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the SEC for the protection of investors. Under these and other unusual circumstances, the Trusts may suspend redemptions or postpone payments for more than seven days, as permitted by law.
     Direct Redemption. A shareholder’s original account application permits the shareholder to redeem by written request and by telephone (unless the shareholder specifically elects not to utilize telephone redemptions) and to elect one or more of the additional redemption procedures described below. A shareholder may change the instructions indicated on his original account application, or may request additional redemption options, only by transmitting a written direction to the Transfer Agent. Requests to institute or change any of the additional redemption procedures will require a signature validation.
     Redemption proceeds will normally be mailed to the redeeming shareholder within seven days or, in the case of wire transfer or Fund Link redemptions, sent to the designated bank account within one business day. Fund Link redemptions may be received by the bank on the second or third business day. In cases where shares have recently been purchased by personal check, redemption proceeds may be withheld until the check has been collected, which may take up to 15 days. To avoid such withholding, investors should purchase shares by certified or bank check or by wire transfer.
     Written Requests. To redeem shares in writing (whether or not represented by certificates), a shareholder must send the following items to the Trust c/o Transfer Agent, Boston Financial Data Services, Inc., at P.O. Box 8050, Boston, MA 02266-8050:
(1)	a written request for redemption signed by all registered owners exactly as the account is registered on the Transfer Agent’s records, including fiduciary titles, if any, and specifying the account number and the dollar amount or number of shares to be redeemed;
(2)	for certain redemptions described below, a guarantee of all signatures on the written request or on the share certificate or accompanying stock power, if required, as described under “How to Buy Shares-Signature Validation”;

(3)	any share certificates issued for any of the shares to be redeemed (see “Certificated Shares” below); and
(4)	any additional documents that may be required by the Transfer Agent for redemption by corporations, partnerships or other organizations, executors, administrators, trustees, custodians or guardians, or if the redemption is requested by anyone other than the shareholder(s) of record.
     Transfers of shares are subject to the same requirements. A signature validation is not required for a redemption requested by and payable to all shareholders of record for the account that is to be sent to the address of record for that account. To avoid delay in redemption or transfer, shareholders having any questions about these requirements should contact the Transfer Agent in writing or call the Distributor at 1-800-988-8380 before submitting a request. Redemption or transfer requests will not be honored until all required documents have been completed by the shareholder and received by the Transfer Agent. This redemption option does not apply to shares held in broker “street name” accounts. Shareholders whose shares are held in broker “street name” accounts must redeem through their broker. Plan participants must redeem through their plan administrator.
     Orders sent to the Distributor’s P.O. Box are not deemed “received” until they arrive at the Distributor’s facility. This may affect the date on which they are processed.
     If the proceeds of the redemption (i) are to be paid to a person other than the record owner, (ii) are to be sent to an address other than the address of the account on the Transfer Agent’s records or (iii) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed as described above, except that the Distributor may waive the signature validation requirement for redemptions up to $2,500 by a trustee of a qualified specified benefit plan, the administrator for which has an agreement with the Distributor.
     Telephone Redemptions. Each Trust accepts telephone requests for redemption of uncertificated shares, except for investors who have specifically declined telephone redemption privileges on the account application or elected in writing not to utilize telephone redemptions. The proceeds of a telephone redemption will be sent to the record shareholder at his record address. Changes in account information must be made in a written authorization with a signature validation. See “How to Buy Shares-Signature Validation.” Telephone redemptions will not be accepted during the 30-day period following any change in an account’s record address. This redemption option does not apply to shares held in broker “street name” accounts. Shareholders whose shares are held in broker “street name” accounts must redeem through their broker. Plan participants must redeem through their plan administrator.
     By completing an account application, an investor agrees that the Trust, the Distributor and the Transfer Agent shall not be liable for any loss incurred by the investor by reason of the Trust accepting unauthorized telephone redemption requests for his account if the Trust reasonably believes the instructions to be genuine. Thus, shareholders risk possible losses in the event of a telephone redemption not authorized by them. Each Trust may accept telephone redemption instructions from any person identifying himself as the owner of an account or the owner’s broker where the owner has not declined in writing to utilize this service. Each Trust will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and may be liable for any losses due to unauthorized or fraudulent instructions if it fails to employ such procedures. Each Trust will require a form of personal identification prior to acting on a caller’s telephone instructions, will provide written confirmations of such transactions and will record telephone instructions.
     A shareholder making a telephone redemption should call the Distributor at 1-800-988-8380 and state (i) the name of the shareholder as it appears on the Transfer Agent’s records, (ii) his account number with the Trust, (iii) the amount to be withdrawn and (iv) the name of the person requesting the redemption. Usually the proceeds are sent to the investor on the next Trust business day after the redemption is effected, provided the redemption request is received prior to the close of regular trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange that day. If the redemption request is received after the close of the New York Stock Exchange, the redemption is effected on the following Trust business day at that day’s net asset value and the proceeds are usually sent to the investor on the second following Trust business day. Each Trust reserves the right to terminate or modify the telephone redemption service at any time. During times of severe disruptions in the securities markets, the volume of calls may make it difficult to redeem by telephone, in which case a shareholder may wish to send a written request for redemption as described under “Written Requests” above. Telephone communications may be recorded by the Distributor or the Transfer Agent.
     Fund Link Redemptions. If a shareholder has established Fund Link, the shareholder may redeem shares by telephone and have the redemption proceeds sent to a designated account at a financial institution. Fund Link is normally established within 45 days of receipt of a Fund Link application by the Transfer Agent. To use Fund Link for redemptions, call the Distributor at 1-800-988-8380. Subject to the limitations set forth above under “Telephone Redemptions,” the Distributor, a Trust and the Transfer Agent may rely on instructions by any registered owner believed to be genuine and will not be responsible to any shareholder for any loss, damage or expense arising out of such instructions. Requests received by the Transfer Agent prior to the close of regular trading (normally 4:00

p.m., Eastern time) on the New York Stock Exchange on a business day will be processed at the net asset value on that day and the proceeds (less any CDSC) will normally be sent to the designated bank account on the following business day and received by the bank on the second or third business day. If the redemption request is received after the close of regular trading on the New York Stock Exchange, the redemption is effected on the following business day. Shares purchased by check may not be redeemed through Fund Link until such shares have been owned (i.e., paid for) for at least 15 days. Fund Link may not be used to redeem shares held in certificated form.

     Changes in bank account information must be made by completing a new Fund Link application, signed by all owners of record of the account, with all signatures guaranteed. See “How to Buy Shares-Signature Validation.” See “How to Buy Shares-Allianz Funds Fund Link” for information on establishing the Fund Link privilege. Any of the Trusts may terminate the Fund Link program at any time without notice to its shareholders. This redemption option does not apply to shares held in broker “street name” accounts. Shareholders whose shares are held in broker “street name” accounts must redeem through their broker. Plan participants must redeem through their plan administrator. Fund Link may not be available to all Funds and/or share classes at the option of the Distributor.
     Redemptions. A shareholder may redeem shares by telephone automatically by calling 1-800-998-8380 (Class A, Class B, Class C, Class D and Class R) or 1-800-498-5413 (Class P, Institutional Class, Class R6 and Administrative Class) and the Fund will send the proceeds directly to the shareholder’s Fund bank account. Please refer to “How to Redeem” for details. Plan participants must process their transactions through their plan administrator.
     Expedited Wire Transfer Redemptions. If a shareholder has given authorization for expedited wire redemption, shares can be redeemed and the proceeds sent by federal wire transfer to a single previously designated bank account. Requests received by a Trust prior to the close of the New York Stock Exchange will result in shares being redeemed that day at the next determined net asset value (less any CDSC, if applicable). Normally the proceeds will be sent to the designated bank account the following business day. The bank must be a member of the Federal Reserve wire system. Delivery of the proceeds of a wire redemption request may be delayed by the Trust for up to seven days if the Distributor deems it appropriate under then current market and other conditions. Once authorization is on file with a Trust, such Trust will honor requests by any person identifying himself as the owner of an account or the owner’s broker by telephone at 1-800-988-8380 or by written instructions. A Trust cannot be responsible for the efficiency of the Federal Reserve wire system or the shareholder’s bank. None of the Trusts currently charge for wire transfers. The shareholder is responsible for any charges imposed by the shareholder’s bank. The minimum amount that may be wired is $2,500. Each Trust reserves the right to change this minimum or to terminate the wire redemption privilege. Shares purchased by check may not be redeemed by wire transfer until such shares have been owned (i.e., paid for) for at least 15 days. Expedited wire transfer redemptions may be authorized by completing a form available from the Distributor. Wire redemptions may not be used to redeem shares in certificated form. To change the name of the single bank account designated to receive wire redemption proceeds, it is necessary to send a written request with signatures guaranteed to Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050. See “How to Buy Shares-Signature Validation.” This redemption option does not apply to shares held in broker “street name” accounts. Shareholders whose shares are held in broker “street name” accounts must redeem through their broker. Plan participants must redeem through their plan administrator.
     Certificated Shares. The Trust currently does not, and has no intention to, issue share certificates. If it does so in the future, to redeem shares for which certificates have been issued, the certificates must be mailed to or deposited with the Trust, duly endorsed or accompanied by a duly endorsed stock power or by a written request for redemption. Signatures must be guaranteed as described under “How to Buy Shares-Signature Validation,” above. Further documentation may be requested from institutions or fiduciary accounts, such as corporations, custodians (e.g., under the Uniform Gifts to Minors Act), executors, administrators, trustees or guardians (“institutional account owners”). The redemption request and stock power must be signed exactly as the account is registered, including indication of any special capacity of the registered owner.
     Automatic Withdrawal Plan. An investor who owns or buys shares of a Fund having a net asset value of $10,000 or more may open an Automatic Withdrawal Plan and have a designated sum of money paid monthly (or quarterly) to the investor or another person. Such a plan may be established by completing the appropriate section of the account application or by obtaining an Automatic Withdrawal Plan application from the Distributor or your broker. If an Automatic Withdrawal Plan is set up after the account is established providing for payment to a person other than the record shareholder or to an address other than the address of record, a signature validation is required. See “How to Buy Shares-Signature Validation.” In the case of Uniform Gifts to Minors or Uniform Transfers to Minors accounts, the application must state that the proceeds will be for the beneficial interest of the minor. Class A, Class B and Class C shares of any Fund are deposited in a plan account and all distributions are reinvested in additional shares of the particular class of the Fund at net asset value. Shares in a plan account are then redeemed at net asset value (less any applicable CDSC) to make each withdrawal payment. Any applicable CDSC may be waived for certain redemptions under an Automatic Withdrawal Plan. See “Alternative Purchase Arrangements-Waiver of Contingent Deferred Sales Charges.”
     Redemptions for the purpose of withdrawals are ordinarily made on the business day selected by the investor at that day’s closing net asset value. Checks are normally mailed on the following business day. If the date selected by the investor falls on a weekend or holiday, the Transfer Agent will normally process the redemption on the preceding business day. Payment will be made to any person the investor designates; however, if the shares are registered in the name of a trustee or other fiduciary, payment will be made only to the fiduciary, except in the case of a profit-sharing or pension plan where payment will be made to the designee. As withdrawal payments may include a return of principal, they cannot be considered a guaranteed annuity or actual yield of income to the investor. The redemption of shares in connection with an Automatic Withdrawal Plan may result in a gain or loss for tax purposes. Continued withdrawals in excess of income will reduce and possibly exhaust invested principal, especially in the event of a market decline. The maintenance of an Automatic Withdrawal Plan concurrently with purchases of additional shares of the Fund would be disadvantageous to the investor because of the CDSC that may become payable on such withdrawals in the case of Class A, Class B or Class C shares and because of the initial sales charge in the case of Class A shares. For this reason, the minimum investment accepted for a Fund while an Automatic Withdrawal Plan is in effect for that Fund is $1,000, and an investor may not maintain a plan for the accumulation of shares of the Fund (other than through reinvestment of distributions) and an Automatic Withdrawal Plan at the same time. The Trusts or the Distributor may terminate or change the terms of the Automatic Withdrawal Plan at any time.
     Because the Automatic Withdrawal Plan may involve erosion of capital, investors should consider carefully with their own financial advisors whether the plan and the specified amounts to be withdrawn are appropriate in their circumstances. The Trusts and the Distributor make no recommendations or representations in this regard.
DISCLOSURE OF PORTFOLIO HOLDINGS
     The Board of Trustees has adopted, on behalf of the Funds, policies and procedures relating to disclosure of a Fund’s portfolio securities. These policies and procedures are designed to protect the confidentiality of each Fund’s portfolio holdings information and to prevent the selective disclosure of such information. These policies and procedures may be modified at any time with the approval of the Board of Trustees.
     Each Fund may disclose portfolio holdings information as required by applicable law or as requested by governmental authorities. In addition, Allianz Global Fund Management will post portfolio holdings information on its website at us.allianzgi.com. This website will contain each Fund’s complete schedule of portfolio holdings as of the last day of the most recent month end. Allianz Global Fund Management will post this information on the website approximately five (5) business days after a month’s end, and such information will remain accessible on the website until the Funds file a Form N-Q or Form N-CSR on the SEC’s EDGAR website for the period that includes the date of the information. For each portfolio security (not including cash positions), the posted information will include such information about each holding as may be determined by the Manager from time to time. If a Fund’s portfolio holdings information is disclosed to the public (either through a filing on the SEC’s EDGAR website or otherwise) before the disclosure of that information on the Manager’s website, the Fund may post such information on the Manager’s website.
     Portfolio holdings of each Fund will also be disclosed on a quarterly basis on forms required to be filed with the SEC as follows: (i) portfolio holdings as of the end of each fiscal year ending November 30 will be filed as part of the annual report filed on Form N-CSR; (ii) portfolio holdings as of the end of the fiscal quarter ending February 28 will be filed on Form N-Q; (iii) portfolio holdings as of the end of the six-month period ending May 31 will be filed as part of the semi-annual report filed on Form N-CSR; and (iv) portfolio holdings as of the end of the fiscal quarter ending August 31 will be filed on Form N-Q. The Trust’s Form N-CSRs and Form N-Qs will be available on the SEC’s website at www.sec.gov.
     Disclosure of a Fund’s portfolio holdings information that is not publicly available (“Confidential Portfolio Information”) may be made to the Manager or Sub-Adviser (together, the “Investment Managers”) or to the Fund’s principal underwriter or Allianz Asset Management of America L.P., its subsidiaries and advisory affiliates who provide services to the Funds. In addition, to the extent permitted under applicable law, each Investment Manager may distribute (or authorize the custodian or principal underwriter to distribute) Confidential Portfolio Information to the relevant Fund’s service providers (such as custodial services, pricing services, proxy voting services, accounting and auditing services and research and trading services) that require access to such information in order to fulfill their contractual duties with respect to the Fund (“Service Providers”) and to facilitate the review of a Fund by certain mutual fund analysts and ratings agencies (such as Morningstar and Lipper Analytical Services) (“Rating Agencies”); provided that such disclosure is limited to the information that the Investment Managers believe is reasonably necessary in connection with the services to be provided. Except to the extent permitted under the Funds’ portfolio holdings disclosure policies and procedures, Confidential Portfolio Information may not be disseminated for compensation or other consideration.
     Before any disclosure of Confidential Portfolio Information to Service Providers or Rating Agencies is permitted, the Investment Manager’s Chief Compliance Officer (or persons designated by the Investment Manager’s Chief Compliance Officer) must determine that, under the circumstances, disclosure is in or not opposed to the best interests of the relevant Fund’s shareholders. Furthermore, the recipient of Confidential Portfolio Information by a Service Provider or Rating Agency must be subject to a written confidentiality agreement or other duty of confidentiality that prohibits any trading upon the Confidential Portfolio Information.

     The Funds have ongoing arrangements to make Confidential Portfolio Information available to the following Service Providers or Rating Agencies:

Name of Vendor	Type of Service	Frequency	Lag Time
Bloomberg	Trading system, compliance monitoring and trade execution analysis	daily	n/a
Ernst & Young LLP	Independent registered public accounting firm	varied	n/a
FactSet	Provider of financial information and analytical applications	daily	n/a
Financial Tracking	Trade Sphere — software to monitor employee trading and insider trading	daily	n/a
Glass, Lewis & Co.	Proxy voting service	daily	n/a
IDS GmbH	Analysis and reporting services	daily	n/a
Institutional Shareholder Services	Proxy Voting	daily	n/a
ITG	Trade execution analysis	daily	n/a
Northern Trust	Back-office Outsourcing Service Provider	daily	n/a
PricewaterhouseCoopers LLP	Independent registered public accounting firm	varied	n/a
Ropes & Gray LLP	Legal counsel	varied	n/a
Simpson Thacher & Bartlett LLP	Legal counsel	varied	n/a
SS&C Technologies	Portfolio accounting service provider	daily	n/a
State Street Bank and Trust Co.	Custodial, accounting, and compliance services	daily	n/a
SunGard	Accounting services provider and personal trading monitoring	daily	n/a
Thomson Financial	Attribution	daily	n/a
     Exceptions to these procedures may only be made if the Trust’s Chief Executive Officer and Chief Compliance Officer determine that, under the circumstances, such exceptions are in or not opposed to the best interests of the Funds and if the recipients are subject to a confidentiality agreement or other duty of confidentiality that prohibits any trading upon the Confidential Portfolio Information. All exceptions must be reported to the Board of Trustees at its next regularly scheduled meeting.
     In addition, certain Sub-Advisers may provide investment recommendations to the managers or sponsors of managed or “wrap” accounts (collectively, a “non-discretionary accounts”), usually in the form of a “model” portfolio. To the extent a nondiscretionary account employs investment strategies that are substantially similar or identical to those employed by a Fund, the Sub-Adviser’s portfolio recommendations to the non-discretionary account may result in portfolio holdings that are substantially similar and, in certain cases, nearly identical, to those of the Fund. As a result, any persons with access to portfolio holdings information regarding such a non-discretionary account may indirectly acquire information about the portfolio holdings of, or transactions by, the Fund with similar or identical portfolio holdings.
     The Investment Managers shall have primary responsibility for ensuring that a Fund’s portfolio holdings information is only disclosed in accordance with the policies described above. As part of this responsibility, the Investment Managers must maintain such internal informational barriers as they believe are reasonably necessary for preventing the unauthorized disclosure of Confidential Portfolio Information.
     Other registered investment companies that are advised or sub-advised by the Manager or a Sub-Adviser may be subject to different portfolio holdings disclosure policies, and neither the Manager nor the Board of Trustees of the Trust exercises control over such policies or disclosure. In addition, separate account clients of the Manager and the Sub-Adviser have access to their portfolio holdings and are not subject to the Funds’ portfolio holdings disclosure policies. Some of the registered investment companies that are advised or sub-advised by the Manager or Sub-Adviser and some of the separate accounts managed by the Manager or Sub-Adviser have investment objectives and strategies that are substantially similar or identical to the Funds’, and therefore potentially substantially similar, and in certain cases nearly identical, portfolio holdings, as certain Funds.
PORTFOLIO TRANSACTIONS AND BROKERAGE
Investment Decisions and Portfolio Transactions
     Investment decisions for the Trust and for the other investment management clients of the Manager and Sub-Adviser are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Trust). Some securities considered for investment by the Funds may also be appropriate for other clients served by the Manager or Sub-Adviser. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. If a purchase or sale of securities consistent with the investment policies of a Fund and one or more of these clients is considered at or about the same time, transactions in such securities will be allocated among the Fund and clients in a manner deemed fair and reasonable by the Manager or Sub-Adviser. Particularly when investing in less liquid or illiquid securities of smaller capitalization companies, such allocation may take into account the asset size of a Fund in determining whether the allocation of an investment is suitable. As a result, larger funds may become more concentrated in more liquid securities than smaller funds or private accounts of the Manager or Sub-Adviser pursuing a small capitalization investment strategy, which could adversely affect performance. The Manager or Sub-Adviser may aggregate orders for the Funds with simultaneous transactions entered into on behalf of its other clients so long as price and transaction expenses are averaged either for the portfolio transaction or for that day. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security and the transactions are therefore aggregated, in which event each day’s aggregated transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner that, in the Manager’s or Sub-Adviser’s opinion, is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients, including the Funds.
     In addition, as noted above under “Disclosure of Portfolio Holdings,” a Sub-Adviser may provide investment recommendations to the managers or sponsors of non-discretionary accounts, and the Sub-Adviser’s portfolio recommendations to such a non-discretionary account may result in portfolio holdings that are substantially similar and, in certain cases, nearly identical, to those of a Fund. In an effort to provide fair and equitable treatment in the execution of trades and to ensure that a Fund and a similar non-discretionary account normally will not have competing trades outstanding, the Sub-Adviser may implement rotation procedures for alternating between executing trades for the Fund (and other similarly managed funds and accounts) and notifying the manager/sponsor of the non-discretionary account of changes in the Sub-Adviser’s portfolio recommendations (other than in connection with transactions resulting from account rebalancing or account cash flows).
Brokerage and Research Services
     There is generally no stated commission in the case of fixed-income securities and other securities traded on a principal basis in the over-the-counter markets, but the price paid by the Trust usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Trust includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Trust of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the United States.
     Each Sub-Adviser places orders for the purchase and sale of portfolio securities, options and futures contracts and buys and sells such securities, options and futures for a Fund through a substantial number of brokers and dealers. In so doing, the Sub-Adviser uses its best efforts to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, the Sub-Adviser, having in mind the Fund’s best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in that or other transactions. Because the Target Funds invest largely, and the Multi-Asset Funds may invest largely, in Institutional Class (or a comparable class) shares of Underlying Funds, they generally do not pay brokerage commissions and related costs on such investments, but do indirectly bear a proportionate share of these costs incurred by the Underlying Funds in which they invest.
     The foreign exchange trading practices of the Sub-Advisers may vary but as a general matter, each Sub-Adviser employs directly negotiated foreign exchange trades in connection with the purchase and sale of foreign securities. In certain jurisdictions where it is general market practice or under limited circumstances when the Sub-Adviser believes operational or trading efficiencies may be gained (e.g. dividend and income repatriation), a Sub-Adviser may arrange standing instructions with the relevant Fund’s custodian to execute the foreign exchange transaction, subject to the custodian’s terms and conditions. Such transactions tend to be in smaller amounts and given their nature and the general size of the markets, the relevant Sub-Adviser may have limited ability to analyze or review the specific details and efficiency of trading in these amounts.

     Because certain of the Funds are newly formed, such Funds did not pay any amount in brokerage commissions during the periods noted:

	Year Ended	Year Ended	Year Ended
Fund	11/30/12	11/30/11	11/30/10
Behavioral Advantage Large Cap Fund	$8,744	$5,010	N/A
Best Styles Global Equity Fund	N/A	N/A	N/A
China Equity Fund	5,849	18,818	$7,082
Convertible Fund	49,515	51,107	29,886
Disciplined Equity Fund	20,681	38,210	14,398
Dynamic Emerging Multi-Asset Fund	N/A	N/A	N/A
Global Allocation Fund	3,030	N/A	N/A
Global Fundamental Strategy Fund	N/A	N/A	N/A
Global Managed Volatility Fund	25,795	N/A	N/A
Global Water Fund	124,193	117,196	55,238
High Yield Bond Fund	N/A	N/A	N/A
International Small-Cap Fund	311,029	300,011	206,794
Micro Cap Fund	233,543	277,731	346,566
Multi-Asset Real Return Fund	N/A	N/A	N/A
NFJ Emerging Markets Value Fund	N/A	N/A	N/A
NFJ Global Dividend Value Fund	36,266	53,711	21,578
NFJ International Small-Cap Value Fund	3,509	N/A	N/A
NFJ International Value II Fund	4,063	N/A	N/A
Redwood Fund	37,497	53,322	N/A
Retirement 2015 Fund	251	N/A	N/A
Retirement 2020 Fund	172	N/A	N/A
Retirement 2025 Fund	116	N/A	N/A
Retirement 2030 Fund	115	N/A	N/A
Retirement 2035 Fund	45	N/A	N/A
Retirement 2040 Fund	37	N/A	N/A
Retirement 2045 Fund	9	N/A	N/A
Retirement 2050 Fund	6	N/A	N/A
Retirement 2055 Fund	5	N/A	N/A
Retirement Income Fund	323	N/A	N/A
Short Duration High Income Fund	12,136	N/A	N/A
Structured Alpha Fund	N/A	N/A	N/A
Ultra Micro Cap Fund	121,995	76,416	32,915
U.S. Emerging Growth Fund	78,129	94,224	93,122
U.S. Equity Hedged Fund	N/A	N/A	N/A
Total	$1,077,053	$1,085,756	$807,579
     The Sub-Adviser places orders for the purchase and sale of portfolio investments for a Fund’s accounts with brokers or dealers selected by it in its discretion. In effecting purchases and sales of portfolio securities for the accounts of the Funds, the Sub-Adviser will seek the best price and execution of the Funds’ orders. In doing so, a Fund may pay higher commission rates than the lowest available when the Sub-Adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction, as discussed below. Although the Funds may use a broker-dealer that sells Fund shares to effect transactions for the Funds’ portfolios, the Funds, the Manager and the Sub-Adviser will not consider the sale of Fund shares as a factor when selecting broker-dealers to execute those transactions.
     It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research and brokerage products and services (together, “services”) from broker-dealers that execute portfolio transactions for the clients of such advisers. Consistent with this practice, the Sub-Adviser receives services from many broker-dealers with which the Sub-Adviser places the Funds’ portfolio transactions. These services, which in some cases may also be purchased for cash, may include, among other things, such items as general economic and security market reviews, industry and company reviews, evaluations of securities, recommendations as to the purchase and sale of securities, and services related to the execution of securities transactions. The management fees paid by the Funds are not reduced because the Sub-Adviser receives such services even though the receipt of such services relieves the Sub-Adviser from expenses they might otherwise bear. Research and brokerage services provided by broker-dealers chosen by the Sub-Adviser to place the Funds portfolio transactions may be useful to the Sub-Adviser in providing services to other Sub-Adviser clients, although not all of these services may be necessarily useful and of value to the Sub-Adviser in managing the Funds. Conversely, research and brokerage services provided to the Sub-Adviser by broker-dealers in connection with trades executed on behalf of other clients of the Sub-Adviser may be useful to the Sub-Adviser in managing the Funds, although not all of these services may be necessarily useful and of value to the Sub-Adviser in managing such other clients.

     In reliance on the “safe harbor” provided by Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the SEC’s interpretive guidance thereunder, the Sub-Adviser may cause a Fund to pay a broker-dealer that provides “brokerage and research services” (as defined for purposes of Section 28(e)) to the Sub-Adviser an amount of commission for effecting a securities transaction for the Fund in excess of the commission that another broker-dealer would have charged for effecting that transaction if the Sub-Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer viewed in terms of either a particular transaction or the Manager’s overall responsibilities to the advisory accounts for which the Sub-Adviser exercises investment discretion.
     Absent an exemption from the SEC or other regulatory relief, the Funds are generally precluded from effecting certain principal transactions with brokers that are deemed to be affiliated persons of the Funds, the Manager or the Sub-Adviser. The Funds’ ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions. These restrictions could limit the Funds’ ability to engage in securities transactions and take advantage of market opportunities. The Sub-Adviser may place orders for the purchase and sale of exchange-listed portfolio securities with a broker-dealer that is an affiliate of the Manager or Sub-Adviser where, in the judgment of the Sub-Adviser, such firm will be able to obtain a price and execution at least as favorable as other qualified broker-dealers. Pursuant to rules of the SEC, a broker-dealer that is an affiliate of the Manager or Sub-Adviser may receive and retain compensation for effecting portfolio transactions for a Fund on a securities exchange if the commissions paid to such an affiliated broker-dealer by a Fund on exchange transactions do not exceed “usual and customary brokerage commissions.” The rules define “usual and customary” commissions to include amounts that are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” As required by applicable SEC rules, the Board of Trustees has adopted procedures that are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker are consistent with the foregoing standards.
     The Funds did not pay any amount in brokerage commissions to affiliated brokers during the fiscal years ended November 30, 2012, November 30, 2011 and November 30, 2010. Because the status of brokers as “affiliated brokers” depends on factors such as potential affiliations between the Manager and its affiliates (e.g., Allianz SE) and such brokers and their affiliates, which may change over time, a broker that is considered an affiliated broker during some time periods may not be considered affiliated during other time periods.
Regular Broker-Dealers
     The table below contains the aggregate value of securities of the Trust’s regular broker-dealers* or their parent companies held by each Fund, if any, at the end of fiscal year 2012 (November 30, 2012) (those Funds that have only recently commenced operations and did not hold any securities of the Trust’s regular broker-dealers during this period are not included).

		Aggregate Value of
		Securities of
		Regular
		Broker-Dealer Held
Fund	Regular Broker - Dealer	by Fund
Behavioral Advantage Large Cap Fund	JPMorgan Chase & Co.	$168,428
	State Street Bank & Trust Co.	$164,664
	Wells Fargo Investments, LLC	$161,749
	Citigroup, Inc.	$34,570
	Bank of America Corp.	$31,552
	The Goldman Sachs Group, Inc.	$23,558

China Equity Fund	State Street Bank & Trust Co.	$255,000

Convertible Fund	State Street Bank & Trust Co.	$19,387,000
	Wells Fargo Investments, LLC	$15,894,960
	Bank of America Corp.	$15,582,000
	Citigroup, Inc.	$13,903,493

Disciplined Equity Fund	State Street Bank & Trust Co.	$1,228,000
	Wells Fargo Investments, LLC	$1,133,233
	JPMorgan Chase & Co.	$768,401
	Morgan Stanley	$237,867

Global Allocation Fund	State Street Bank & Trust Co.	$661,000

Global Water Fund	State Street Bank & Trust Co.	$2,353,000

High Yield Bond Fund	State Street Bank & Trust Co.	$11,188,000

International Small-Cap Fund	State Street Bank & Trust Co.	$4,667,000
	Deutsche Bank AG	$2,012,907

Micro Cap Fund	State Street Bank & Trust Co.	$529,000

		Aggregate Value of
		Securities of
		Regular
		Broker-Dealer Held
Fund	Regular Broker - Dealer	by Fund
NFJ Global Dividend Value Fund	Credit Suisse Group	$1,144,308
	JPMorgan Chase & Co.	$1,039,324
	State Street Bank & Trust Co.	$810,000

NFJ International Small-Cap Value Fund	State Street Bank & Trust Co.	$157,000

NFJ International Value II Fund	State Street Bank & Trust Co.	$102,000
	Deutsche Bank AG	$33,781

Redwood Fund	State Street Bank & Trust Co.	$2,700,000
	Citigroup, Inc.	$286,931
	Morgan Stanley	$197,379

Retirement 2015 Fund	State Street Bank & Trust Co.	$125,000

Retirement 2020 Fund	State Street Bank & Trust Co.	$114,000

Retirement 2030 Fund	State Street Bank & Trust Co.	$326,000

Retirement 2040 Fund	State Street Bank & Trust Co.	$104,000

Retirement Income Fund	State Street Bank & Trust Co.	$343,000

Short Duration High Income Fund	State Street Bank & Trust Co.	$12,144,000

Ultra Micro Cap Fund	State Street Bank & Trust Co.	$291,000

U.S. Emerging Growth Fund	State Street Bank & Trust Co.	$630,000

Total		$110,933,105

*	“Regular Broker-Dealers” are defined by the SEC as: (a) one of the 10 brokers or dealers that received the greatest dollar amount of brokerage commissions by virtue of direct or indirect participation in the company’s portfolio transactions during the company’s most recent fiscal year; (b) one of the 10 brokers or dealers that engaged as principal in the largest dollar amount of portfolio transactions of the investment company during the company’s most recent fiscal year; or (c) one of the 10 brokers or dealers that sold the largest dollar amount of securities of the investment company during the company’s most recent fiscal year.
Portfolio Turnover
     The selling of the securities held by a Fund and reinvestment of the proceeds is known as “portfolio turnover.” The Sub-Adviser manages the Funds without regard generally to restrictions on portfolio turnover. The use of futures contracts and other derivative instruments with relatively short maturities may tend to exaggerate the portfolio turnover rate for some of the Funds. Trading in fixed income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. The use of futures contracts may involve the payment of commissions to futures commission merchants. Higher portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The higher the rate of portfolio turnover of a Fund, the higher these transaction costs borne by the Fund generally will be. Such sales may result in realization of taxable capital gains (including short-term capital gains, which are generally taxed to shareholders at ordinary income tax rates when distributed net of short-term capital losses and net long-term capital losses), and may adversely impact a Fund’s after-tax returns. See “Taxation.”
     The portfolio turnover rate of a Fund is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for the particular fiscal year by (b) the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. In calculating the rate of portfolio turnover, there is excluded from both (a) and (b) all securities, including options, whose maturities or expiration dates at the time of acquisition were one year or less. Proceeds from short sales and assets used to cover short positions undertaken are included in the amounts of securities sold and purchased, respectively, during the year.
     The Target Funds and the Multi-Asset Funds indirectly bear the expenses associated with the portfolio turnover of the Underlying Funds, which may have higher portfolio turnover rates than those Funds.
     Portfolio turnover rates for each Fund for which financial highlights are available are provided under “Financial Highlights” in the applicable Prospectus.

     With respect to AllianzGI High Yield Bond Fund, the portfolio turnover rate decreased from 168% for fiscal year 2011 to 86% for fiscal year 2012. This decrease in portfolio turnover rate can be attributed to market conditions and new issuance. With respect to AllianzGI Behavioral Advantage Large Cap Fund, the portfolio turnover rate increased from less than 1% for fiscal year 2011 to 76% for fiscal year 2012. The Fund’s initial fiscal year was brief, as the Fund’s inception date was 9/8/11. This increase in portfolio turnover can be attributed to the short time the Fund was in operation in 2011 compared to its full year in 2012. With respect to AllianzGI Short Duration High Income Fund, the portfolio turnover rate increased from 10% for fiscal year 2011 to 51% for fiscal year 2012. The Fund’s initial fiscal year was brief, as the Fund’s inception date was 10/3/11. This increase in portfolio turnover can be attributed to the short time the Fund was in operation in 2011 compared to its full year in 2012 and an increase in assets in the Fund. With respect to AllianzGI China Equity Fund, the portfolio turnover rate decreased from 132% for fiscal year 2011 to 36% for fiscal year 2012. During fiscal year 2012, the Fund’s portfolio turnover rate was in line with the strategy. This decrease in portfolio turnover rate can be attributed to more significant inflows and outflows during fiscal year 2011 as compared to fiscal year 2012. With respect to AllianzGI International Small-Cap Fund, the portfolio turnover rate increased from 66% for fiscal year 2011 to 117% for fiscal year 2012. During the fiscal year ended November 30, 2012, and following a shareholder vote, the Fund changed its sub-adviser. With the management transition, the Fund adopted a new investment process for security selection and portfolio construction. The increase in portfolio turnover can be attributed to the change in portfolio holdings with the new investment program.
NET ASSET VALUE
     As described in the Prospectuses under the heading “How Fund Shares are Priced,” the net asset value per share (“NAV”) of a Fund’s shares of a particular class is determined by dividing the total value of a Fund’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class. The Prospectuses further note that Fund shares are valued on each day that the New York Stock Exchange is open (a “Business Day”), and describe the time (the “Valuation Time”) as of which Fund shares are valued each Business Day. The Trust expects that the holidays upon which the New York Stock Exchange will be closed are as follows: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.
     Each Fund’s liabilities are allocated among its classes. The total of such liabilities allocated to a class plus that class’s distribution and/or servicing fees and any other expenses specially allocated to that class are then deducted from the class’s proportionate interest in the Fund’s assets, and the resulting amount for each class is divided by the number of shares of that class outstanding to produce the class’s NAV. Under certain circumstances, NAV of classes of shares of the Funds with higher service and/or distribution fees may be lower than NAV of the classes of shares with lower or no service and/or distribution fees as a result of the relative daily expense accruals that result from paying different service and/or distribution fees. Generally, for Funds that pay income dividends, those dividends are expected to differ over time by approximately the amount of the expense accrual differential between a particular Fund’s classes. In accordance with regulations governing registered investment companies, a Fund’s transactions in portfolio securities and purchases and sales of Fund shares (which bear upon the number of Fund shares outstanding) are generally not reflected in NAV determined for the Business Day on which the transactions are effected (the trade date), but rather on the following Business Day.
     The Board has adopted procedures for valuing portfolio securities and other financial derivative instruments in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Allianz Global Fund Management and the Sub-Advisers. The Trust’s Valuation Committee was established by the Board to oversee the implementation of the Funds’ valuation methods and to make fair value determinations on behalf of the Board, as instructed. Each Sub-Adviser monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Sub-Advisers determine that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee.
     As described in the Prospectuses, for purposes of calculating NAV, the Funds’ investments for which market quotations are readily available are valued at market value. The following summarizes the methods used by the Funds to determine market values for the noted types of securities or instruments (although other appropriate market-based methods may be used at any time or from time to time):
     Equity securities are generally valued at the official closing price or the last sale price on the exchange or over-the-counter market that is the primary market for such securities. If no sales or closing prices are reported during the day, equity securities are generally valued at the mean of the last available bid and asked quotations on the exchange or market on which the security is primarily traded, or using other market information obtained from a quotation reporting system, established market makers, or pricing services.
     Debt securities are generally valued using quotes obtained from pricing services or brokers or dealers.
     Futures contracts are generally valued at the settlement price determined by the exchange on which the instrument is primarily traded or, if there were no trades that day for a particular instrument, at the mean of the last available bid and asked quotations on the market in which the instrument is primarily traded.

     Exchange-traded options are generally valued at the last sale or official closing price on the exchange on which they are primarily traded, or at the mean of the last available bid and asked quotations on the exchange on which they are primarily traded for options for which there were no sales or closing prices reported during the day. Over-the-counter options not traded on an exchange are valued at a broker-dealer bid quotation.
     Swap agreements are generally valued using a broker-dealer bid quotation or on market-based prices provided by other pricing sources. The market value of a derivative instrument is not based on its notional value.
     With respect to certain foreign securities, the Funds may fair-value securities using modeling tools provided by third-party vendors. The Funds have retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates.
     Portfolio securities and other assets initially valued in currencies other than the U.S. Dollar are converted to U.S. Dollars using exchange rates obtained from pricing services.
     Short-term investments having a maturity of 60 days or less are generally valued at amortized cost.
     As described in the Prospectuses, if market quotations are not readily available (including in cases where available market quotations are deemed to be unreliable), the Funds’ investments will be valued as determined in good faith pursuant to the Valuation Procedures (so-called “fair value pricing”). Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine the NAV of each share class of a Fund may differ from quoted or published prices, or from prices that are used by others, for the same investments. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund. The Prospectuses provide additional information regarding the circumstances in which fair value pricing may be used and related information.
TAXATION
     The following discussion of U.S. federal income tax consequences of investment in the Funds is based on the Code, U.S. Treasury regulations, and other applicable authority, as of the date of this Statement of Additional Information. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal income tax considerations generally applicable to investments in the Funds. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisers regarding their particular situation and the possible application of federal, state, local or non-U.S. tax laws.
Taxation of the Funds
Each Fund has elected (or, in the case of a new Fund, intends to elect) to be treated and intends to qualify and be treated each year as a regulated investment company under Subchapter M of the Code. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, each Fund generally must, among other things:
(a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and (ii) net income from interests in “qualified publicly traded partnerships” (as defined below);
(b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested (x) in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and
(c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and any net tax-exempt interest income, for such year.
In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the regulated investment company. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. For purposes of the diversification test in (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the diversification test in (b) above, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to issuer identification for a particular type of investment may adversely affect the Fund’s ability to meet the diversification test in (b) above.
If a Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to U.S. federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below). If a Fund were to fail to meet the income, diversification or distribution test described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest, making additional distributions or disposing of certain assets. If the Fund were ineligible to or otherwise did not cure such failure for any year, or if the Fund were otherwise to fail to qualify as a regulated investment company accorded special tax treatment for such year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions could be eligible for the dividends-received deduction in the case of corporate shareholders and may be eligible to be treated as “qualified dividend income” in the case of shareholders taxed as individuals, provided, in both cases, that the shareholder meets certain holding period and other requirements in respect of the Fund’s shares (as described below). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a regulated investment company that is accorded special tax treatment.
As a regulated investment company, each Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (that is, any net long-term capital gains in excess of the sum of net short-term capital losses, in each case determined with reference to any capital loss carryovers from prior years) properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”), if any, that it distributes to shareholders on a timely basis. Each Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), its net tax-exempt income and any net capital gains. Investment company taxable income that is retained by a Fund will be subject to tax at regular corporate rates. A Fund may also retain for investment its net capital gain. If a Fund retains any net capital gain, it will be subject to tax at the regular corporate rates on the amount retained, but it may designate the retained amount as undistributed capital gains in a notice mailed within 60 days of the close of the Fund’s taxable year to its shareholders who, in turn, (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on properly-filed U.S. tax returns to the extent the credit exceeds such liabilities. If a Fund makes this designation, for U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of a Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income, under clause (i) of the preceding sentence, and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. A Fund is not required to, and there can be no assurance that a Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.
In determining its net capital gain, including in connection with determining the amount available to support a capital gain dividend, its taxable income and its earnings and profits, a Fund may elect to treat any post-October capital loss (defined as the greatest of net capital loss, net long-term capital loss, or net short-term capital loss, in each case attributable to the portion of the taxable year after October 31 (or a later date, if the Fund is eligible to elect and so elects)) and late-year ordinary loss (generally, (i) net ordinary losses from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31 (or a later date, if the Fund makes the election referred to above), plus (ii) other net ordinary losses attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.
If a Fund fails to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending on October 31 of such year (or a later date, if the Fund makes the election referred to above), plus any retained amount for the prior year, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. For these purposes, ordinary gains and losses from the sale, exchange or other taxable disposition of property that would be properly taken into account after October 31 (or a later date, if the Fund makes the election referred to above) are treated as arising on January 1 of the following calendar year. For purposes of the excise tax, a Fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year. A dividend paid to shareholders in January of a year generally is deemed to have been paid on December 31 of the preceding year, if the dividend is declared and payable to shareholders of record on a date in October, November or December of that preceding year. The Funds intend generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that they will be able to do so.

Fund Distributions
Shareholders subject to U.S. federal income tax will be subject to tax on dividends received from a Fund, regardless of whether received in cash or reinvested in additional shares. Such distributions generally will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. Distributions received by tax-exempt shareholders generally will not be subject to U.S. federal income tax to the extent permitted under applicable tax law.

For U.S. federal income tax purposes, distributions of investment income generally are taxable to shareholders as ordinary income. Taxes to shareholders on distributions of capital gains are determined by how long a Fund owned (and is treated for U.S. federal income tax purposes as having owned) the investments that generated them, rather than how long a shareholder has owned his or her shares. In general, the Fund will recognize long-term capital gain or loss on investments it has owned for more than one year, and short-term capital gain or loss on investments it has owned for one year or less. Tax rules can alter the Fund’s holding period in investments and thereby affect the tax treatment of gain or loss on such investments. Distributions of Capital Gain Dividends generally will be taxable to shareholders as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates. Distributions of short-term capital gains (as reduced by any long-term capital loss for the taxable year) will be taxable to shareholders as ordinary income. As required by federal law, detailed federal tax information with respect to each calendar year will be furnished to each shareholder early in the succeeding year.
The ultimate tax characterization of a Fund’s distributions made in a taxable year cannot finally be determined until after the end of that taxable year. As a result, there is a possibility that a Fund may make total distributions during a taxable year in an amount that exceeds the Fund’s “current and accumulated earnings and profits” (generally, the net investment income and net capital gains of the Fund with respect to that year), in which case the excess generally will be treated as a return of capital, which will be tax-free to the holders of the shares, up to the amount of the shareholder’s tax basis in the applicable shares, with any amounts exceeding such basis treated as gain from the sale of such shares.
To the extent that a Fund has capital loss carryforwards from prior tax years, those carryforwards will reduce the net capital gains that can support the Fund's distribution of Capital Gain Dividends. If the Fund uses net capital losses incurred in taxable years beginning on or before December 22, 2010 (pre-2011 losses), those carryforwards will not reduce the Fund's current earnings and profits, as losses incurred in later years will. As a result, if that Fund then makes distributions of capital gains recognized during the current year in excess of net capital gains (as reduced by carryforwards), the portion of the excess equal to pre-2011 losses factoring into net capital gain will be taxable as an ordinary dividend distribution, even though that distributed excess amount would not have been subject to tax if retained by the Fund. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the Fund retains or distributes such gains.
If a Fund incurs or has incurred net capital losses in taxable years beginning after December 22, 2010 (“post-2010 losses”), those losses will be carried forward to one or more subsequent taxable years without expiration; any such carryforward losses will retain their character as short-term or long-term. If a Fund incurred pre-2011 losses, the Fund is permitted to carry such losses forward for eight taxable years; in the year to which they are carried forward, such losses are treated as short-term capital losses that first offset any short-term capital gains, and then offset any long-term capital gains. A Fund must use any post-2010 losses, which will not expire, before it uses any pre-2011 losses. This increases the likelihood that pre-2011 losses will expire unused at the conclusion of the eight-year carryforward period.
“Qualified dividend income” received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date that is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a PFIC.
In general, distributions of investment income reported by a Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual, provided both the shareholder and the Fund meet the holding period and other requirements described above. If the aggregate qualified dividends received by a Fund during any taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund’s dividends (other than Capital Gain Dividends) will be eligible to be treated as qualified dividend income. It is unclear whether or to what extent distributions from the Convertible Fund, the High Yield Bond Fund, the Dynamic Emerging Multi-Asset Fund, the Multi-Asset Real Return Fund, the NFJ Emerging Markets Value Fund, the Structured Alpha Fund, the U.S. Equity Hedged Fund, the Redwood Fund, the Short Duration High Income Fund or the Global Fundamental Strategy Fund will constitute qualified dividend income.
If a Fund, such as one of the Target Funds or the Multi-Asset Funds, or the Global Fundamental Strategy Fund receives dividends from an Underlying Fund or Other Acquired Fund that qualifies as a regulated investment company (each, an “Underlying RIC”), and the Underlying RIC reports such dividends as qualified dividend income, or if a Fund is allocated qualified dividend income from an Underlying Fund or Other Acquired Fund or a private equity fund or hedge fund that is treated as a partnership for U.S. federal income tax purposes (see “Funds treated as partnerships” below), then the Fund is permitted in turn to report a portion of its distributions as qualified dividend income, provided, in the case of an Underlying RIC, that the Fund meets holding period and other requirements with respect to shares of the Underlying RIC.
In general, dividends of net investment income received by corporate shareholders of a Fund will qualify for the 70% dividends-received deduction generally available to corporations to the extent of the amount of eligible dividends received by the Fund from domestic corporations for the taxable year. A dividend received by a Fund will not be treated as a dividend eligible for the dividends-received deduction (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends-received deduction may otherwise be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)). It is unclear whether or to what extent distributions from the Convertible Fund, the High Yield Bond Fund, the Dynamic Emerging Multi-Asset Fund, the Multi-Asset Real Return Fund, the NFJ Emerging Markets Value Fund, the Structured Alpha Fund, the U.S. Equity Hedged Fund, the Redwood Fund, the Short Duration High Income Fund or the Global Fundamental Strategy Fund will qualify for the dividends-received deduction.
Any distribution of income that is attributable to (i) income received by a Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (ii) dividend income received by such Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders.
If a Fund, such as one of the Target Funds or Multi-Asset Funds, or the Global Fundamental Strategy Fund receives dividends from an Underlying RIC, and the Underlying RIC reports such dividends as eligible for the dividends-received deduction, or if a Fund is allocated such dividends from an Underlying Fund or Other Acquired Fund or a private equity fund or hedge fund that is treated as a partnership for U.S. federal income tax purposes (see “Funds treated as partnerships” below),then the Fund is permitted in turn to report its distributions derived from those dividends as eligible for the dividends-received deduction as well, provided, in the case of an Underlying RIC, that the Fund meets holding period and other requirements with respect to shares of the Underlying RIC.
A Fund’s investment in Underlying RICs can affect the amount, timing and character of distributions to shareholders of such Fund, relative to what those distributions otherwise might have been had the Fund invested directly in the securities owned by those Underlying RICs. For example, a Fund, such as one of the Target Funds or Multi-Asset Funds, or the Global Fundamental Strategy Fund, will not be able to offset losses realized by one Underlying RIC against gains realized by another Underlying RIC in that taxable year. Instead, those losses will reduce the taxable income or gains of the Fund only at the earlier of (i) such time as they reduce gains recognized by the Underlying RIC that previously recognized the losses, or (ii) when the Fund disposes of shares of the Underlying RIC that recognized the losses. Moreover, even when such a Fund disposes of shares of an Underlying RIC, it will not be able to offset any capital loss from such disposition against its ordinary income (including distributions of any net short-term capital gain realized by another Underlying RIC), and part or all of such loss may be treated as a long-term capital loss, that will not be treated as favorably for federal income tax purposes as short-term capital loss. If an Underlying RIC were to cease to qualify as a RIC, the value of a Fund’s investment in such Underlying RIC would be negatively affected.
In addition, in certain circumstances, the “wash sale” rules under Section 1091 of the Code may apply to a Fund’s sales of Underlying RIC shares that have generated losses. A wash sale occurs if shares of an Underlying RIC are sold by a Fund at a loss and the Fund acquires additional shares of that same Underlying RIC 30 days before or after the date of the sale. The wash-sale rules could defer losses in the Fund’s hands on sales of Underlying RIC shares (to the extent such sales are wash sales) for extended (and, in certain cases, potentially indefinite) periods of time.
As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gains that a Fund, such as one of the Target Funds or Multi-Asset Funds, or the Global Fundamental Strategy Fund, will be required to distribute to shareholders will be greater than such amounts would have been had the Fund invested directly in the securities held by Underlying RICs, rather than investing in shares of the Underlying RICs. For similar reasons, the amount and timing of distributions from a Fund qualifying for treatment as a particular character (e.g., long-term capital gain, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the Underlying RICs.
Section 1411 of the Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals whose income exceeds certain threshold amounts, and of certain trusts and estates under similar rules. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by a Fund of net investment income and capital gains as described above, and (ii) any net gain from the sale, redemption or exchange of Fund shares. Shareholders are advised to consult their tax advisers regarding the possible implications of this additional tax on their investment in a Fund.

Taxable shareholders should note that the timing of their investment or redemptions could have undesirable tax consequences. Dividends and distributions on shares of a Fund are generally subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains (“current and accumulated earnings and profits”), even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the net asset value of a Fund reflects either unrealized gains, or realized undistributed income or gains, that were therefore included in the price the shareholder paid. Such realized income or gains may be required to be distributed regardless of whether a Fund’s net asset value also reflects unrealized losses. Such distributions may reduce the fair asset value of the Fund’s shares below the shareholder’s cost basis in those shares.
Sale, Exchange or Redemption of Shares
The sale, exchange or redemption of shares of a Fund may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends received (or deemed received) by the shareholder with respect to those shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed under the Code’s “wash-sale” rule if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.
Upon the sale, exchange or redemption of Fund shares, the Fund or, in the case of shares purchased through a financial intermediary, the financial intermediary may be required to provide you and the IRS with cost basis and certain other related tax information about the Fund shares you sold, exchanged or redeemed. See “Cost Basis Reporting” in the Fund’s Prospectus for more information.
Options, Futures, Forward Contracts, Swap Agreements, Hedges, Straddles and Other Transactions
In general, option premiums received by a Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized (i) when the option contract expires, (ii) the option is exercised by the holder, or (iii) the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If a call option written by a Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received for purposes of computing its cost basis in the securities purchased. Gain or loss arising in respect of a termination of the Fund’s obligation under an option other than through the exercise of the option will be short-term gain or loss depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by a Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received. As a result of these and other special tax rules generally applicable to the Funds’ options transactions, if any, such transactions could cause a substantial portion of a Fund’s income to consist of net short-term capital gains, which, when distributed, are treated and taxable to shareholders as ordinary income.
A Fund’s options activities may include transactions constituting straddles for U.S. federal income tax purposes, that is, that trigger the U.S. federal income tax straddle rules contained primarily in Section 1092 of the Code. Such straddles include, for example, positions in a particular security, or an index of securities, and one or more options that offset the former position, including options that are “covered” by a Fund’s long position in the subject security. Very generally, where applicable, Section 1092 requires (i) that losses be deferred on positions deemed to be offsetting positions with respect to “substantially similar or related property,” to the extent of unrealized gain in the latter, and (ii) that the holding period of such a straddle position that has not already been held for the long-term holding period be terminated and begin anew once the position is no longer part of a straddle. The straddle rules apply in modified form to so-called “qualified covered calls.” Very generally, where a taxpayer writes an option a single stock that is “in the money” but not “deep in the money,” the holding period on the stock will not be terminated, as it would be under the general straddle rules, but will be suspended during the period that such calls are outstanding. These straddle rules could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute “qualified dividend income” or qualify for the dividends-received deduction to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income or to fail to qualify for the 70% dividends-received deduction, as the case may be. As a result, it is not likely that a significant portion of the AllianzGI Redwood Fund’s or U.S. Equity Hedged Fund’s distributions will constitute qualified dividend income or qualify for the dividends-received deduction.
The tax treatment of certain contracts (including regulated futures contracts and non-equity options) entered into by a Fund will be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

In addition to the special rules described above in respect of futures and options transactions, a Fund’s transactions in other derivative instruments (e.g. forward contracts and swap agreements), as well as any of its other hedging, short sale, securities loan or similar transactions, may be subject to one or more special tax rules (including mark-to-market, constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to a Fund, defer losses to a Fund, and cause adjustments in the holding periods of a Fund’s securities. These rules, therefore, could affect the amount, timing and character of distributions to shareholders. Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a Fund-level tax. Each Fund will monitor its transactions, will make appropriate tax elections and will make appropriate entries in its books and records in order to mitigate the effect of these rules.
A Fund’s direct or indirect investments in commodities and commodity-linked derivatives can be limited by the Fund’s intention to qualify as a regulated investment company, and can limit the Fund’s ability to so qualify. Income and gains from certain commodity-linked investments does not constitute qualifying income to a regulated investment company for purposes of the 90% gross income test described above. The tax treatment of certain other commodity-linked investments is not certain, in particular with respect to whether income or gains from such investments constitute qualifying income to a regulated investment company; also, the timing and character of income or gains arising from exchange-traded notes can be uncertain. If a Fund were to treat income or gain from a particular investment as qualifying income and the income or gain were later determined not to constitute qualifying income and, together with any other nonqualifying income, caused the Fund’s nonqualifying income to exceed 10% of its gross income in any taxable year, the Fund would fail to qualify as a regulated investment company unless it is eligible to and does pay a tax at the Fund level.
The tax rules are uncertain with respect to the treatment of income or gains arising in respect of commodity-linked exchange-traded notes (“ETNs”) and certain commodity-linked structured notes; also, the timing and character of income or gains arising from ETNs can be uncertain. An adverse determination or future guidance by the IRS (which determination or guidance could be retroactive) may affect a Fund’s ability to qualify for treatment as a regulated investment company and to avoid a fund-level tax.
To the extent that, in order to achieve exposure to commodities, a Fund invests in entities that are treated as pass-through vehicles for U.S. federal income tax purposes, including, for instance, certain ETFs (e.g., ETFs investing in gold bullion) and partnerships other than qualified publicly traded partnerships (as defined earlier), all or a portion of any income and gains from such entities could constitute non-qualifying income to the fund for purposes of the 90% gross income requirement described above. In such a case, the Fund’s investments in such entities could be limited by its intention to qualify as a regulated investment company and could bear on its ability to so qualify. Certain commodities-related ETFs may qualify as qualified publicly traded partnerships. In such cases, the net income derived from such investments will constitute qualifying income for purposes of the 90% gross income requirement. If, however, such a vehicle were to fail to qualify as a qualified publicly traded partnership in a particular year, a portion of the gross income derived from it in such year could constitute non-qualifying income to the fund for purposes of the 90% gross income requirement and thus could adversely affect the Fund’s ability to qualify as a regulated investment company for a particular year. In addition, the diversification requirement described above for regulated investment company qualification will limit the fund’s investments in one or more vehicles that are qualified publicly traded partnerships to 25% of the Fund’s total assets as of the close of each quarter of the fund’s taxable year.
Certain of a Fund’s investments in derivative instruments and in foreign-currency denominated instruments, and any of the Fund’s transactions in foreign currencies and hedging activities, are likely to produce a difference between the Fund’s book income and the sum of its taxable income and net tax-exempt income (if any). If a Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment and to avoid a Fund-level tax. If, in the alternative, a Fund’s book income exceeds the sum of its taxable income (including realized capital gains) and net tax-exempt income (if any), the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.
Short Sales
To the extent a Fund participates in short sales by contracting for the sale of stock it does not own and later purchasing stock necessary to close the sale, the character of the gain or loss realized on such a short sale is determined by reference to the property used to close the short sale and is thus generally short-term. Because net short-term capital gain (after reduction by any long-term capital loss) is generally taxed at ordinary income rates, a Fund’s short sale transactions will likely increase the percentage of the Fund’s gains that are taxable to shareholders as ordinary income.

Original Issue Discount, Pay-In-Kind Securities, Market Discount and Commodity-Linked Notes
Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and all zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in a Fund’s taxable income (and required to be distributed by the Fund) over the term of the debt obligation, even though payment of that amount is not received until a later time (i.e., upon partial or full repayment or disposition of the debt security) or is received in kind rather than in cash. Increases in the principal amount of an inflation-indexed bond will be treated as OID.
Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by a Fund in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt obligation having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt obligation. Alternatively, a Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which the market discount accrues, and thus is included in a Fund’s income, will depend upon which of the permitted accrual methods the Fund elects. In the case of higher-risk securities, the amount of market discount may be unclear. See “Higher-Risk Securities.”
Some debt obligations with a fixed maturity date of one year or less from the date of issuance may be treated as having “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price), or OID in the case of certain types of debt obligations. A Fund will be required to include the acquisition discount, or OID, in income (as ordinary income) over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. A Fund may make one or more of the elections applicable to debt obligations having acquisition discount, or OID, which could affect the character and timing of recognition of income.
In addition, payment-in-kind securities will, and commodity-linked notes may, give rise to income that is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.
Each Fund that holds the foregoing kinds of securities may be required to pay out as an income distribution each year an amount that is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of a Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). A Fund may realize gains or losses from such liquidations. In the event a Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.
Securities Purchased at a Premium
Very generally, where a Fund purchases a bond at a price that exceeds the redemption price at maturity (i.e., a premium), the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if a Fund makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the IRS, the Fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds, the Fund is permitted to deduct any remaining premium allocable to a prior period. In the case of a tax-exempt bond, tax rules require such a Fund to reduce its tax basis by the amount of amortized premium.
Higher-Risk Securities
To the extent such investments are permissible for a Fund, the Fund may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for a Fund. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. In limited circumstances, it may also not be clear whether a Fund should recognize market discount on a debt obligation, and if so, what amount of market discount the Fund should recognize. These and other related issues will be addressed by a Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

Issuer Deductibility of Interest
A portion of the interest paid or accrued on certain high yield discount obligations owned by a Fund may not be deductible to (and thus, may affect the cash flow of) the issuer. If a portion of the interest paid or accrued on certain high yield discount obligations is not deductible, that portion will be treated as a dividend for purposes of the corporate dividends-received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the dividends-received deduction to the extent of the deemed dividend portion of such accrued interest.
Interest paid on debt obligations owned by a Fund, if any, that are considered for U.S. tax purposes to be payable in the equity of the issuer or a related party will not be deductible to the issuer, possibly affecting the cash flow of the issuer.
Certain Investments in REITs and Mortgage-Related Securities
To the extent such investments are permissible for a Fund, a Fund may invest in REITs. A Fund’s investments in REIT equity securities may result in a Fund’s receipt of cash in excess of the REIT’s earnings; if a Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Investments in REIT equity securities may also require a Fund to accrue and to distribute income not yet received. To generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. Dividends received by a Fund from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income.
A Fund may invest directly or indirectly in residual interests of real estate mortgage investment conduits (“REMICs”) (including by investing in residual interests in CMOs with respect to which an election to be treated as a REMIC is in effect) or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of a Fund’s income (including income allocated to the Fund from a REIT or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that “excess inclusion income” of a regulated investment company, such as a Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, should a Fund invest in such interests, it may not be a suitable investment for charitable remainder trusts, as noted below.
In general, “excess inclusion income” allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities subject to tax on unrelated business income (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity), thereby potentially requiring such an entity that is allocated excess inclusion income and otherwise might not be required to file a U.S. federal income tax return, to file such a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax (discussed below). A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code.
Tax-Exempt Shareholders
Income of a regulated investment company that would be UBTI if earned directly by a tax-exempt entity will not generally be attributed as UBTI to a tax-exempt shareholder of a regulated investment company. Notwithstanding this “blocking” effect, a tax-exempt shareholder could recognize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). Furthermore, a tax-exempt shareholder may recognize UBTI if a Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).
In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in section 664 of the Code) that realizes any UBTI for a taxable year, must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI solely as a result of investing in a Fund that recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund that recognizes “excess inclusion income,” then the regulated investment company will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders, at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, a Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. The Funds have not yet determined whether such an election will be made. CRTs and other tax-exempt investors are urged to consult their tax advisers concerning the consequences of investing in the Fund.
Funds Treated as Partnerships
Certain Funds, such as the Target Funds, Multi-Asset Funds or Global Fundamental Strategy Fund, may invest in Underlying Funds, Other Acquired Funds or private equity and hedge funds that are treated as partnerships for U.S. federal income tax purposes. In such cases, the character of such a partnership’s underlying income will pass through to a Fund investing in it on a gross basis (unreduced by expenses). As a result, a Fund’s investment in certain private equity and hedge funds and certain Underlying Funds or Other Acquired Funds may be limited by its intention to qualify as a regulated investment company. A Fund investing in such a partnership generally will be allocated its share of the income, gains, losses, deductions, credits, and other tax items of the partnership so as to reflect the Fund’s interest in the partnership. A Fund will be required to include in its income its share of a partnership’s tax items, including gross income, gain, deduction, or loss, for any partnership taxable year ending within or with the Fund’s taxable year, regardless of whether or not the partnership distributes any cash to the Fund in such year.
Passive Foreign Investment Companies
Equity investments by a Fund in certain “passive foreign investment companies” (“PFICs”) could potentially subject the Fund to a U.S. federal income tax or other charge (including interest charges) on the distributions received from the PFIC or on proceeds received from the disposition of shares in the PFIC. This tax cannot be eliminated by making distributions to Fund shareholders. However, a Fund may elect to avoid the imposition of that tax. For example, if a Fund is in a position to and elects to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), the Fund will be required to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. Alternatively, a Fund may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by a Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. If a Fund, such as one of the Target Funds or Multi-Asset Funds, indirectly invests in PFICs by virtue of the Fund’s investments in Underlying RICs, it may not make such PFIC elections; rather, the Underlying RICs directly investing in the PFICs would decide whether to make such elections. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.” Because it is not always possible to identify a foreign corporation as a PFIC, a Fund may incur the tax and interest charges described above in some instances.
A PFIC is any foreign corporation: (i) 75% or more of the gross income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50%. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.
Foreign Currency Transactions
A Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Any such net gains could require a larger dividend toward the end of the calendar year. Any such net losses will generally reduce and potentially require the recharacterization of prior ordinary income distributions. Such ordinary income treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by a Fund to offset income or gains earned in subsequent taxable years.
Foreign Taxation
Income received by the Funds, Underlying Funds or Other Acquired Funds from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of a Fund’s assets at year end consists of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portions of qualified taxes paid by the Fund to foreign countries in respect of foreign securities that the Fund has held for at least the minimum period specified in the Code. For this purpose, “securities of foreign corporations” generally includes securities of foreign governments. In addition, a “qualifying fund of funds” (a regulated investment company that invests at least 50% of its total assets in other regulated investment companies at the close of each quarter of its taxable year, such as any of the Target Funds or, generally, the Multi-Asset Funds) will be permitted to make the same election in respect of foreign taxes paid by such Fund and by Underlying RICs that themselves make such an election. In such cases, shareholders will include in gross income from foreign sources their pro rata shares of such taxes paid by the Fund and, in the case of a qualifying fund of funds, paid by Underlying RICs. A shareholder’s ability to claim an offsetting foreign tax credit or deduction in respect of such foreign taxes is subject to certain limitations imposed by the Code, which may result in the shareholder’s not receiving a full credit or deduction (if any) for the amount of such taxes. Shareholders who do not itemize on their U.S. federal income tax returns may claim a credit but not a deduction for such foreign taxes. Shareholders that are not subject to U.S. federal income tax, and those who invest in a Fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by a Fund.
Non-U.S. Shareholders
Capital Gain Dividends are generally not subject to withholding of U.S. federal income tax. Absent a specific statutory exemption, dividends other than Capital Gain Dividends paid by a Fund to a shareholder that is not a “U.S. person” within the meaning of the Code (such shareholder, a “foreign shareholder”) are subject to withholding of U.S. federal income tax at a rate of 30%, or lower applicable tax treaty rate, even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding.
Effective for taxable years of a regulated investment company beginning before January 1, 2014, the regulated investment company is not required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that does not provide a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly reported as such by the Fund in a written notice to shareholders (“interest-related dividends”), and (ii) with respect to distributions (other than (a) distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (b) distributions subject to special rules regarding the disposition of U.S. real property interests as described below) of net short-term capital gains in excess of net long-term capital losses to the extent such distributions are properly reported by the regulated investment company (“short-term capital gain dividends”). If a Fund, such as a Target Fund, invests in an Underlying RIC that pays such distributions to the Fund, such distributions retain their character as not subject to withholding if properly reported when paid by the Fund to foreign persons.
A Fund is permitted to report such part of its dividends as interest-related or short-term capital gain dividends as are eligible, but is not required to do so. In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders. These exemptions from withholding will not be available to foreign shareholders of Funds that do not currently report their dividends as interest-related or short-term capital gain dividends. It is currently unclear whether Congress will extend this exemption from withholding for interest-related and short-term capital gain dividends for distributions with respect to taxable years of a Fund beginning on or after January 1, 2014, or what the terms of such an extension would be. The Funds do not currently intend to report any eligible part of their dividends as interest-related dividends or short-term capital gain dividends.
Foreign persons should contact their intermediaries regarding the application of these rules to their accounts.
Under U.S. federal tax law, a foreign shareholder generally is not subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund or on Capital Gain Dividends unless (i) such gain or dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of “U.S. real property interests” (“USRPIs”) apply to the foreign shareholder’s sale of shares of the Fund or to the Capital Gain Dividend the foreign shareholder received (as described below).
Special rules would apply if a Fund were either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition thereof. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USPRIs, interests in real property located outside the United States, and other trade or business assets. USRPIs are generally defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or former USRPHC.
If a Fund were a USRPHC or would be a USRPHC but for the exceptions referred to above, under a special “look-through” rule, any distributions by the Fund to a foreign shareholder (including, in certain cases, distributions made by the Fund in redemption of its shares) that are attributable directly or indirectly to (a) gains realized by the Fund on the disposition of USRPIs or to (b) distributions received by the Fund from a lower-tier RIC or REIT that the Fund is required to treat as USRPI gain in its hands generally would be subject to U.S. tax withholding. In addition, such distributions could result in the foreign shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a foreign shareholder, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the foreign shareholder’s current and past ownership of the Fund. On and after January 1, 2014, the “look-through” USRPI treatment described above for distributions by the Fund (which treatment applies only if the Fund is either a USRPHC or would be a USRPHC but for the operation of the exceptions referred to above) applies only to those distributions that, in turn, are attributable to distributions received by the Fund from a lower-tier REIT, unless Congress enacts legislation providing otherwise. It is currently unclear whether Congress will extend the “look through” rule to distributions made on or after January 1, 2014, or what the terms of any such extension would be.
In addition, if the Fund were a USRPHC or former USRPHC, it could be required to withhold U.S. tax on the proceeds of a share redemption by a greater-than-5% foreign shareholder, in which case such foreign shareholder generally would also be required to file U.S. tax returns and pay any additional taxes due in connection with the redemption.
Whether or not a Fund is characterized as a USRPHC will depend upon the nature and mix of the Fund’s assets. The Funds do not expect to be USRPHCs. Foreign shareholders should consult their tax advisers and, if holding shares through intermediaries, their intermediaries, concerning the application of these rules to their investment in the Fund.
Foreign shareholders with respect to whom income from the Fund is effectively connected with a trade or business conducted by the foreign shareholder within the United States will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares of the Fund and, in the case of a foreign corporation, may also be subject to a branch profits tax.
If a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. More generally, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein, and are urged to consult their tax advisers.
In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a foreign shareholder must comply with special certification and filing requirements relating to its non-US status (including, in general, furnishing an IRS Form W-8BEN or substitute form). Foreign shareholders in a Fund should consult their tax advisers in this regard.
Special rules (including withholding and reporting requirements) apply to foreign partnerships and those holding shares in a Fund through foreign partnerships. Additional considerations may apply to foreign trusts and estates. Investors holding shares in a Fund through foreign entities should consult their tax advisors about their particular situation.
A beneficial holder of Fund shares who is a foreign shareholder may be subject to state and local tax and to the U.S. federal estate tax in addition to the federal tax on income referred to above.
Backup Withholding
Each Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder (i) who fails to properly furnish a Fund with a correct taxpayer identification number, (ii) who has under-reported dividend or interest income, or (iii) who fails to certify to a Fund that he or she is not subject to such withholding. The backup withholding tax rate is 28%.
Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.
Tax Shelter Reporting Regulations
Under U.S. Treasury regulations, if a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.
Other Reporting and Withholding Requirements
The Foreign Account Tax Compliance Act (“FATCA”) generally requires a Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, the Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on dividends, including Capital Gain Dividends, and the proceeds of the sale, redemption or exchange of Fund shares. If a payment by the Fund is subject to FATCA withholding, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above (e.g., Capital Gain Dividends and short-term capital gain and interest-related dividends), beginning as early as July 1, 2014. Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

Shares Purchased through Tax-Qualified Plans
Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of a Fund as an investment through such plans, and the precise effect of an investment on their particular tax situation.
Other Taxation
From time to time, certain of the Trust’s series may be considered under the Code to be “nonpublicly offered regulated investment companies.” Pursuant to Treasury Department regulations, certain expenses of nonpublicly offered regulated investment companies, including advisory fees, may be deductible by certain shareholders, generally including individuals and entities that compute their taxable income in the same manner as an individual (thus, for example, a qualified pension plan is not subject to this rule). Such a shareholder’s pro rata portion of “affected expenses” will be treated as an additional dividend to the shareholder and will be deductible by such shareholder, subject to the 2% “floor” on miscellaneous itemized deductions and other limitations on itemized deductions set forth in the Code. A regulated investment company generally will be classified as nonpublicly offered unless it either has at least 500 shareholders at all times during a taxable year or continuously offers shares pursuant to a public offering.
OTHER INFORMATION
Capitalization
     The Trust is a Massachusetts business trust established under an Agreement and Declaration of Trust on January 10, 2008. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest. The Board of Trustees may establish additional series (with different investment objectives and fundamental policies) at any time in the future. Establishment and offering of additional series will not alter the rights of the Trust’s shareholders. When issued, shares are fully paid, non-assessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights. In the event a Fund liquidates, each shareholder is entitled to receive his pro rata share of the net assets of that Fund.
     Shares begin earning dividends on Fund shares the day after the Trust receives the shareholder’s purchase payment. Net investment income from interest and dividends, if any, will be declared and paid at least annually to shareholders of record by the Funds. Any net capital gains from the sale of portfolio securities will be distributed no less frequently than once annually. Net short-term capital gains may be paid more frequently. Dividend and capital gain distributions of a Fund will be reinvested in additional shares of that Fund or Portfolio unless the shareholder elects to have the distributions paid in cash.
     Under Massachusetts law, shareholders could, under certain circumstances, be held liable for the obligations of the Trust. However, the Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”) disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust also provides for indemnification out of a Fund’s property for all loss and expense of any shareholder of that Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which such disclaimer is inoperative or the Fund of which he or she is or was a shareholder is unable to meet its obligations, and thus should be considered remote.
Additional Performance Information
     From time to time the Trust may make available certain information about the performance of some or all classes of shares of some or all of the Funds. Information about a Fund’s performance is based on that Fund’s (or its predecessor’s) record to a recent date and is not intended to indicate future performance.
     The total return of the classes of shares of the Funds may be included in advertisements or other written material. When a Fund’s total return is advertised, it will be calculated for the past year, the past five years, and the past ten years (or if the Fund has been offered for a period shorter than one, five or ten years, that period will be substituted) since the establishment of the Fund (or its predecessor series), as more fully described below. For periods prior to the initial offering date of the advertised class of shares, total return presentations for such class will be based on the historical performance of an older class of the Fund (if any) restated, as necessary, to reflect any different sales charges and/or operating expenses (such as different management fees and/or 12b-1/servicing fee charges) associated with the newer class. In certain cases, such a restatement will result in performance that is higher than if the performance of the older class were not restated to reflect the different operating expenses of the newer class. In such cases, the Trust’s advertisements will also, to the extent appropriate, show the lower performance figure reflecting the actual operating expenses incurred by the older class for periods prior to the initial offering date of the newer class. Total return for each class is measured by comparing the value of an investment in the Fund at the beginning of the relevant period to the redemption value of the investment in the Fund at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions at net asset value). Total return may be advertised using alternative methods that reflect all elements of return, but that may be adjusted to reflect the cumulative impact of alternative fee and expense structures.
     The Funds may also provide current distribution information to their shareholders in shareholder reports or other shareholder communications, or in certain types of sales literature provided to prospective investors. Current distribution information for a particular class of a Fund will be based on distributions for a specified period (i.e., total dividends from net investment income), divided by the relevant class net asset value per share on the last day of the period and annualized. The rate of current distributions does not reflect deductions for unrealized losses from transactions in derivative instruments such as options and futures, which may reduce total return. Current distribution rates differ from standardized yield rates in that they represent what a class of a Fund has declared and paid to shareholders as of the end of a specified period rather than the Fund’s actual net investment income for that period.
     Performance information is computed separately for each class of a Fund. Each Fund may from time to time include the total return of each class of its shares in advertisements or in information furnished to present or prospective shareholders. The Funds may from time to time include the yield and total return of each class of their shares in advertisements or information furnished to present or prospective shareholders. Each Fund may from time to time include in advertisements the total return of each class and the ranking of those performance figures relative to such figures for groups of mutual funds categorized by Lipper Inc. or another third party as having the same or similar investment objectives, policies and/or strategies. Information provided to any newspaper or similar listing of the Fund’s net asset values and public offering prices will separately present each class of shares. The Funds also may compute current distribution rates and use this information in their Prospectuses and Statement of Additional Information, in reports to current shareholders, or in certain types of sales literature provided to prospective investors.
     Investment results of the Funds will fluctuate over time, and any representation of the Funds’ total return or yield for any prior period should not be considered as a representation of what an investor’s total return or yield may be in any future period. The Trust’s Annual and Semi-Annual Reports contain additional performance information for the Funds and are available upon request, without charge, by calling the telephone numbers listed on the cover of this Statement of Additional Information.
     The Nicholas-Applegate U.S. Convertible Fund, formerly a series of Nicholas-Applegate Institutional Funds, reorganized into the Convertible Fund on April 12, 2010. Performance information shown for periods prior to the reorganization (including that presented in any advertisements for the Convertible Fund) is based upon the historical performance of the Convertible Fund’s predecessor fund, the Nicholas-Applegate U.S. Convertible Fund, adjusted as set forth herein.
     The Nicholas-Applegate U.S. Emerging Growth Fund, formerly a series of Nicholas-Applegate Institutional Funds, reorganized into the U.S. Emerging Growth Fund on April 12, 2010. Performance information shown for periods prior to the reorganization (including that presented in any advertisements for the U.S. Emerging Growth Fund) is based upon the historical performance of the U.S. Emerging Growth Fund’s predecessor fund, the Nicholas-Applegate U.S. Emerging Growth Fund, adjusted as set forth herein.
     The Nicholas-Applegate U.S. High Yield Bond Fund, formerly a series of Nicholas-Applegate Institutional Funds, reorganized into the High Yield Bond Fund on April 12, 2010. Performance information shown for periods prior to the reorganization (including that presented in any advertisements for the High Yield Bond Fund) is based upon the historical performance of the High Yield Bond Fund’s predecessor fund, the Nicholas-Applegate U.S. High Yield Bond Fund, adjusted as set forth herein.
     The Nicholas-Applegate International Growth Opportunities Fund, formerly a series of Nicholas-Applegate Institutional Funds, reorganized into the International Small-Cap Fund (formerly AGIC International Growth Opportunities Fund), on April 12, 2010. Performance information shown for periods prior to the reorganization (including that presented in any advertisements for the International Small-Cap Fund) is based upon the historical performance of the International Small-Cap Fund’s predecessor fund, the Nicholas-Applegate International Growth Opportunities Fund, adjusted as set forth herein.
     The Nicholas-Applegate U.S. Micro Cap Fund, formerly a series of Nicholas-Applegate Institutional Funds, reorganized into the Micro Cap Fund on April 12, 2010. Performance information shown for periods prior to the reorganization (including that presented in any advertisements for the Micro Cap Fund) is based upon the historical performance of the Micro Cap Fund’s predecessor fund, the Nicholas-Applegate U.S. Micro Cap Fund, adjusted as set forth herein.
     The Nicholas-Applegate U.S. Ultra Micro Cap Fund, formerly a series of Nicholas-Applegate Institutional Funds, reorganized into the Ultra Micro Cap Fund on April 12, 2010. Performance information shown for periods prior to the reorganization (including that presented in any advertisements for the Ultra Micro Cap Fund) is based upon the historical performance of the Ultra Micro Cap Fund’s predecessor fund, the Nicholas-Applegate U.S. Ultra Micro Cap Fund, adjusted as set forth herein.

     The Allianz Global Investors Multi-Style Fund, formerly a series of the Allianz Funds, reorganized into the Global Allocation Fund on May 4, 2009. Performance information shown for periods prior to May 4, 2009 (including that presented in advertisements for the Global Allocation Fund) is based upon the historical performance of the Global Allocation Fund’s predecessor fund, the Allianz Global Investors Multi-Style Fund, adjusted as set forth herein.
Calculation of Total Return
     Quotations of average annual total return for a Fund, or a class of shares thereof, will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund or class over periods of one, five, and ten years (up to the life of the Fund), calculated pursuant to the following formula: P (1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). Except as noted below, all total return figures reflect the deduction of a proportionate share of Fund or class expenses on an annual basis, and assume that (i) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 payment and that the maximum contingent deferred sales charge, if any, is deducted at the times, in the amounts, and under the terms disclosed in the Prospectuses and (ii) all dividends and distributions are reinvested when paid. Quotations of total return may also be shown for other periods. The Funds may also, with respect to certain periods of less than one year, provide total return information for that period that is unannualized. Under applicable regulations, any such information is required to be accompanied by standardized total return information.
     Funds may have had adviser and sub-adviser changes during the periods for which performance is shown below. The same or other Funds may have changed their investment objectives, policies and/or strategies during such periods. All such changes would be discussed in the Prospectuses, and elsewhere in this Statement of Additional Information. Such Funds would not necessarily have achieved the results shown under their current investment management arrangements and/or investment objectives, policies and strategies.
***
     The following table sets forth the average annual total return of certain classes of shares of the AllianzGI U.S. Predecessor Funds for periods ended November 30, 2012. The Convertible, U.S. Emerging Growth, High Yield Bond, International Small-Cap (formerly International Growth Opportunities), Micro Cap, and Ultra Micro Cap Funds, newly formed series of the Trust, reorganized on April 12, 2010, when the Nicholas-Applegate U.S. Convertible, U.S. Emerging Growth, U.S. High Yield Bond, International Growth Opportunities, U.S. Micro Cap, U.S. Small to Mid Cap Growth and U.S. Ultra Micro Cap Funds reorganized into the Convertible, U.S. Emerging Growth, High Yield Bond, International Small-Cap, Micro Cap, and Ultra Micro Cap Funds, respectively, by transferring substantially all of their assets and liabilities into the Convertible, U.S. Emerging Growth, High Yield Bond, International Small-Cap, Micro Cap, and Ultra Micro Cap Funds in exchange for Class P and Institutional Class shares of the Convertible Fund, Institutional Class shares of the U.S. Emerging Growth Fund, Institutional Class shares of the High Yield Bond Fund, Class P and Institutional Class shares of the International Small-Cap Fund, Institutional Class shares of the Micro Cap Fund, Institutional Class shares of the Ultra Micro Cap Fund, respectively. Accordingly, “Inception Date of Fund” for these Funds refers to the inception date of their Nicholas-Applegate predecessor series. The Nicholas-Applegate predecessor series of each of these Funds did not offer shares corresponding to the Funds’ Class A, Class B, Class C, Class D, Class P (except for Convertible and International Small-Cap Funds as noted above), Class R or Administrative Class shares. For periods prior to the “Inception Date” of a particular class of the Convertible, U.S. Emerging Growth, High Yield Bond, International Small-Cap, Micro Cap, and Ultra Micro Cap Funds’ shares, total return presentations for the class are based on the historical performance of the Class I shares of the Nicholas-Applegate U.S. Convertible Fund, Class I shares of the Nicholas-Applegate U.S. Emerging Growth Fund, Class I shares of the Nicholas-Applegate U.S. High Yield Bond Fund, Class II shares (and Class I shares prior to the inception of Class II) of the Nicholas-Applegate International Growth Opportunities Fund (except for the Fund’s Class P shares, for which total return presentations are based solely on Class I), Class I shares of the Nicholas-Applegate U.S. Micro Cap Fund, Class I shares of the Nicholas-Applegate U.S. Small to Mid Cap Growth Fund and Class I shares of the Nicholas-Applegate U.S. Ultra Micro Cap Fund, adjusted, as necessary, to reflect any current sales charges (including any contingent deferred sales charges) associated with the newer class and any different operating expenses associated with the newer class, such as 12b-1 distribution and servicing fees (which were not paid by the predecessor Nicholas-Applegate Funds) and different administrative fee and advisory fee charges.

Average Annual Total Return for Periods Ended November 30, 2012*

					Since Inception Date	Inception	Inception
Fund	Class	1 Year	5 Year	10 Year	of Fund (Annualized)	Date of Fund	Date of Class
Convertible Fund(1)	Class A	3.61%	3.34%	8.76%	9.63%	4/19/1993	4/12/2010
	Class C	7.81%	3.75%	8.57%	9.13%		4/12/2010
	Class D	9.57%	4.52%	9.37%	9.94%		4/12/2010
	Class R	9.25%	4.25%	9.10%	9.67%		4/12/2010
	Class P	9.84%	4.73%	9.60%	10.18%		6/7/2010
	Institutional	10.00%	4.84%	9.72%	10.29%		4/19/1993
	Administrative	9.70%	4.55%	9.39%	9.95%		4/12/2010

High Yield Bond Fund(2)	Class A	10.06%	8.27%	8.27%	7.85%	7/31/1996	4/12/2010
	Class C	12.54%	8.33%	7.89%	7.31%		4/12/2010
	Class D	14.33%	9.12%	8.69%	8.11%		4/12/2010
	Class R	14.05%	8.83%	8.41%	7.84%		4/12/2010
	Class P	14.48%	9.29%	8.86%	8.27%		4/12/2010
	Institutional	14.68%	9.57%	9.17%	8.60%		7/31/1996
	Administrative	14.54%	9.14%	8.70%	8.12%		4/12/2010

Micro Cap Fund(3)	Class A	7.52%	0.12%	9.07%	9.95%	7/12/1995	12/19/2011
	Class P	13.90%	1.46%	9.92%	10.55%		12/27/2010
	Institutional	14.09%	1.59%	10.04%	10.67%		7/12/1995

Ultra Micro Cap Fund(4)	Class A	12.35%	N/A	N/A	9.57%	1/28/2008	12/19/2011
	Class P	19.26%	N/A	N/A	11.13%		12/27/2010
	Institutional	19.37%	N/A	N/A	11.27%		1/28/2008

U.S. Emerging Growth Fund(5)	Class A	1.75%	-0.69%	7.71%	6.10%	10/1/1993	12/20/2010
	Class C	6.00%	-0.28%	7.53%	5.63%		12/20/2010
	Class D	7.67%	0.44%	8.32%	6.42%		12/20/2010
	Class R	7.44%	0.20%	8.05%	6.15%		12/20/2010
	Class P	7.97%	0.69%	8.59%	6.68%		12/20/2010
	Institutional	8.05%	0.80%	8.70%	6.79%		10/1/1993

NFJ Global Dividend Value Fund	Class A	3.93%	N/A	N/A	9.00%	6/26/2009	6/26/2009
	Class C	8.03%	N/A	N/A	9.96%		6/26/2009
	Class D	9.83%	N/A	N/A	10.78%		6/26/2009
	Class P	10.11%	N/A	N/A	11.01%		6/26/2009
	Institutional	10.19%	N/A	N/A	11.13%		6/26/2009

*	Average annual total return presentations for a particular class of shares assume payment of the current maximum sales charge (if any) applicable to that class at the time of purchase and assume that the maximum CDSC (if any) for Class A and C shares was deducted at the times, in the amounts, and under the terms discussed in the Retail Prospectus.

**	Cumulative.

(1)	The Nicholas-Applegate U.S. Convertible Fund was a series of Nicholas-Applegate Institutional Funds until its reorganization into the Convertible Fund on April 12, 2010. The Prospectuses of the Convertible Fund disclose performance information for Class I shares of the predecessor fund. The actual performance of Class I shares of the predecessor fund, without adjustment for the Convertible Fund’s current expenses but taking into account any applicable expenses subsidies, waivers and offsets during the applicable periods, is provided below.

(2)	The Nicholas-Applegate U.S. High Yield Bond Fund was a series of Nicholas-Applegate Institutional Funds until its reorganization into the High Yield Bond Fund on April 12, 2010. The Prospectuses of the High Yield Bond Fund disclose performance information for Class I shares of the predecessor fund. The actual performance of Class I shares of the predecessor fund, without adjustment for the High Yield Bond Fund’s current expenses but taking into account any applicable expenses subsidies, waivers and offsets during the applicable periods, is provided below.

(3)	The Nicholas-Applegate U.S. Micro Cap Fund was a series of Nicholas-Applegate Institutional Funds until its reorganization into the Micro Cap Fund on April 12, 2010. The Prospectuses of the Micro Cap Fund disclose performance information for Class I shares of the predecessor fund. The actual performance of Class I shares of the predecessor fund, without adjustment for the Micro Cap Fund’s current expenses but taking into account any applicable expenses subsidies, waivers and offsets during the applicable periods, is provided below.

(4)	The Nicholas-Applegate U.S. Ultra Micro Cap Fund was a series of Nicholas-Applegate Institutional Funds until its reorganization into the Ultra Micro Cap Fund on April 12, 2010. The Prospectuses of the Ultra Micro Cap Fund disclose performance information for Class I shares of the predecessor fund. The actual performance of Class I shares of the predecessor fund, without adjustment for the Ultra Micro Cap Fund’s current expenses but taking into account any applicable expenses subsidies, waivers and offsets during the applicable periods, is provided below.

(5)	The Nicholas-Applegate U.S. Emerging Growth Fund was a series of Nicholas-Applegate Institutional Funds until its reorganization into the U.S. Emerging Growth Fund on April 12, 2010. The Prospectuses of the U.S. Emerging Growth Fund disclose performance information for I shares of the predecessor fund. The actual performance of Class I shares of the predecessor fund, without adjustment for the U.S. Emerging Growth Fund’s current expenses but taking into account any applicable expenses subsidies, waivers and offsets during the applicable periods, is provided below.
     The following table sets forth the average annual total return of certain classes of shares of the Global Allocation Fund for periods ended November 30, 2012. The Global Allocation Fund, a recently formed series of the Trust, reorganized on May 4, 2009, when the Allianz Global Investors Multi-Style Fund reorganized into the Global Allocation Fund by transferring substantially all of its assets and liabilities to the Global Allocation Fund in exchange for shares of the Global Allocation Fund. Accordingly, “Inception Date of Fund” refers to the inception date of the Allianz Global Investors Multi-Style Fund, the Global Allocation Fund’s predecessor fund. The Allianz Global Investors Multi-Style Fund, the Global Allocation Fund’s predecessor fund, did not offer shares corresponding to the Fund’s Class D, Class P, Class R, and Administrative Class shares. For periods prior to the “Inception Date” of a particular class of the Global Allocation Fund’s shares, total return presentations for the class are based on the historical performance of the Class A or Institutional Class shares of the Allianz Global Investors Multi-Style Fund, adjusted, as necessary, to reflect any current sales charges (including any contingent deferred sales charges) associated with the newer class and any different operating expenses associated with the newer class, such as 12b-1 distribution and servicing fees.
Average Annual Total Return for Periods Ended November 30, 2012*

					Since Inception Date
					of Fund	Inception	Inception
Fund	Class	1 Year	5 Years	10 Years	(Annualized)	Date of Fund	Date of Class
Global Allocation Fund**	Class A	4.56%	1.47%	6.30%	5.32%	9/30/1998	9/30/1998
	Class B	4.90%	1.55%	6.33%	5.35%		9/30/1998
	Class C	8.90%	1.88%	6.12%	4.96%		9/30/1998
	Class D	10.68%	2.63%	6.91%	5.75%		5/4/2009
	Class R	10.44%	2.40%	6.66%	5.50%		5/4/2009
	Class P	10.91%	2.85%	7.13%	5.97%		5/4/2009
	Institutional	11.01%	3.03%	7.36%	6.24%		2/26/1999
	Administrative	10.70%	2.69%	6.97%	5.81%		5/4/2009

*	Average annual total return presentations for a particular class of shares assume payment of the current maximum sales charge (if any) applicable to that class at the time of purchase and assume that the maximum CDSC (if any) for Class A, B and C shares was deducted at the times, in the amounts, and under the terms discussed in the Retail Prospectus.

**	The Allianz Global Investors Multi-Style Fund was a series of Allianz Funds prior to its reorganization into the Global Allocation Fund on May 4, 2009. The Prospectuses of the Global Allocation Fund disclose performance information for Class A, Class B, Class C and Institutional Class of the predecessor fund, adjusted to reflect the actual administrative fees and other expenses of the Fund’s corresponding classes. The actual performance of Class A, Class B, Class C and Institutional Class shares of the predecessor fund, without adjustment for the Global Allocation Fund’s current expenses but taking into account any applicable expenses subsidies, waivers and offsets during the applicable periods is provided below.
(#) Where noted, the method of adjustment used in the table above for periods prior to the Inception Date of the noted class resulted in performance for the period shown that is higher than if the performance of the oldest class (Class A) was not adjusted to reflect the lower operating expenses of the newer class.
The following table shows the lower performance figures that would be obtained if the performance for newer classes with lower operating expenses were calculated by tacking to such newer classes’ historical performance the actual performance (with adjustment for actual sales charges) of the older class of shares, with its higher operating expenses, for periods prior to the Inception Date of the newer class (i.e., the total return presentations below are based, for periods prior to the Inception Date of the noted classes, on the historical performance of the older class adjusted to reflect the current sales charges (if any) associated with the newer class, but not reflecting lower operating expenses associated with the newer class.

Total Return for Periods Ended November 30, 2012
(with no adjustment for operating expenses of the noted
classes for periods prior to their inception dates)

					Since Inception Date
Fund	Class	1 Year	5 Years	10 Years	of Fund (Annualized)
Global Allocation Fund**	Class P	—	2.78%	6.98%	5.80%
	Institutional	—	—	—	5.98%
	Administrative	—	2.66%	6.92%	5.76%
     The following table sets forth the average annual total return of certain classes of shares of the Global Water Fund for periods ended November 30, 2012. The Global Water Fund, a recently formed series of the Trust, was formed on March 31, 2008 (the “Inception Date of Fund”). Institutional Class shares were launched on July 15, 2008. For periods prior to the “Inception Date” of Institutional Class shares, total return presentations for the class are based on the historical performance of the Class A shares of the Global Water Fund, adjusted, as necessary, to reflect any current sales charges (including any contingent deferred sales charges) associated with the newer class and any different operating expenses associated with the newer class, such as 12b-1 distribution and servicing fees.
Average Annual Total Return for Periods Ended November 30, 2012*

			Since Inception Date
			of Fund	Inception	Inception
Fund	Class	1 Year	(Annualized)	Date of Fund	Date of Class
Global Water Fund	Class A	9.74%	0.11%	3/31/2008	3/31/2008
	Class C	14.17%	0.56%		3/31/2008
	Class D	16.09%	1.31%		3/31/2008
	Class P	16.22%	1.55%		3/31/2008
	Institutional	16.44%	1.66%		7/15/2008

*	Average annual total return presentations for a particular class of shares assume payment of the current maximum sales charge (if any) applicable to that class at the time of purchase and assume that the maximum CDSC (if any) for Class A and C shares was deducted at the times, in the amounts, and under the terms discussed in the Retail Prospectus.
(#) Where noted, the method of adjustment used in the table above for periods prior to the Inception Date of the noted class resulted in performance for the period shown that is higher than if the performance of the oldest class (Class A) was not adjusted to reflect the lower operating expenses of the newer class.
Voting Rights
     Under the Declaration of Trust, the Trust is not required to hold annual meetings of Trust shareholders to elect Trustees or for other purposes. It is not anticipated that the Trust will hold shareholders’ meetings unless required by law or the Declaration of Trust. In this regard, the Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. Shareholders may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust. In the event that such a request was made, the Trust has represented that it would assist with any necessary shareholder communications. Shareholders of a class of shares have different voting rights with respect to matters that affect only that class.
     Shares entitle their holders to one vote per share (with proportionate voting for fractional shares). All classes of shares of the Funds have identical voting rights except that each class of shares has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. Each class of shares has exclusive voting rights with respect to matters pertaining to any distribution or servicing plan or agreement applicable to that class. These shares are entitled to vote at meetings of shareholders. Matters submitted to shareholder vote must be approved by each Fund separately except (i) when required by the 1940 Act shares shall be voted together and (ii) when the Trustees have determined that the matter does not affect all series of the Trust, then only shareholders of the series affected shall be entitled to vote on the matter. All classes of shares of the Funds will vote together, except with respect to the Distribution and Servicing Plan applicable to Class A, Class B, Class C or Class R shares, to the Distribution or Administrative Services Plans applicable to Administrative Class shares, to the Management Agreement as applicable to a particular class or classes, or when a class vote is required as specified above or otherwise by the 1940 Act.

     The Trust’s shares do not have cumulative voting rights. Therefore, the holders of more than 50% of the outstanding shares may elect the entire Board of Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees.
     The Target Funds and the Multi-Asset Funds will vote shares of each Underlying Fund that they own in their discretion in accordance with their proxy voting policies.
Certain Ownership of Trust Shares
     Because the Best Styles Global Equity Fund is newly formed, the Trustees and officers of the Trust as a group own no securities of the Fund as of the date of this Statement of Additional Information. Because the Global Fundamental Strategy Fund is newly formed, the Trustees and officers of the Trust as a group own no securities of the Fund as of July 1, 2013. As of February 28, 2013, the Trust believes that the Trustees and officers of the Trust, as a group, owned less than one percent of each class of each Fund and of the Trust as a whole, except that with respect to the Retirement Income Fund, Trustees and officers of the Trust owned 3.49% of Institutional Class shares and 3.90% of Class D shares of the Fund; with respect to the Global Allocation Fund, Trustees and officers of the Trust owned 1.32% of Institutional Class shares of the Fund; with respect to the Retirement 2020 Fund, Trustees and officers of the Trust owned 1.11% of Institutional Class shares of the Fund; with respect to the China Equity Fund, Trustees and officers of the Trust owned 1.23% of Institutional Class shares and 15.15% of Class D shares of the Fund; with respect to the Redwood Fund, Trustees and officers of the Trust owned 1.31% of Institutional Class shares of the Fund; and with respect to the NFJ Emerging Markets Value Fund, Trustees and officers of the Trust owned 7.14% of Institutional Class shares of the Fund.
     Appendix B lists persons who own of record 5% or more of the noted class of shares of the Funds as of the dates noted, as well as information about owners of 25% or more of the outstanding shares of beneficial interest of the Funds, and therefore may be presumed to “control” the specified Fund, as that term is defined in the 1940 Act. To the extent a shareholder “controls” a Fund, it may not be possible for matters subject to a vote of a majority of the outstanding voting securities of a Fund to be approved without the affirmative vote of such shareholder, and it may be possible for such matters to be approved by such shareholder without the affirmative vote of any other shareholders. Because the Best Styles Global Equity Fund is newly formed, no persons own of record 5% or more of any class of shares of the Fund as of the date of this Statement of Additional Information. Because the Global Fundamental Strategy Fund is newly formed, as of July 1, 2013, no persons own of record 5% or more of any class of shares of the Fund, or 25% or more of the outstanding shares of beneficial interest of the Fund.
Custodian
     State Street Bank & Trust Co. (“State Street”), 801 Pennsylvania Avenue, Kansas City, Missouri 64105, serves as custodian for assets of all Funds, including as custodian of the Trust for the custody of the foreign securities acquired by those Funds that invest in foreign securities. Under the agreement, State Street may hold foreign securities at its principal offices and its branches, and subject to approval by the Board of Trustees, at a foreign branch of a qualified U.S. bank, with an eligible foreign subcustodian, or with an eligible foreign securities depository.
     Pursuant to rules or other exemptions under the 1940 Act, the Trust may maintain foreign securities and cash in the custody of certain eligible foreign banks and securities depositories. Selection of these foreign custodial institutions is currently made by the Trust’s “foreign custody manager” (currently, its custodian) following a consideration of a number of factors. Currently, the Board of Trustees reviews annually the continuance of foreign custodial arrangements for the Trust, but reserves the right to discontinue this practice as permitted by Rule 17f-5. No assurance can be given that the appraisal of the risks in connection with foreign custodial arrangements will always be correct or that expropriation, nationalization, freezes, or confiscation of assets that would impact assets of the Funds will not occur, and shareholders bear the risk of losses arising from these or other events.
Independent Registered Public Accounting Firm
     PricewaterhouseCoopers LLP serves as the independent registered public accounting firm for the Funds. PricewaterhouseCoopers LLP provides audit services, audit-related services, tax services and other services relating to SEC filings.
Transfer and Shareholder Servicing Agents
     Boston Financial Data Services, Inc., 30 Dan Road, Canton, Massachusetts 02021-2809, serves as the Transfer and Shareholder Servicing Agent for the Trust’s Class A, Class B, Class C, Class D and Class R shares. Boston Financial Data Services, Inc., 330 West 9th Street, 5th Floor, Kansas City, Missouri 64105 serves as the Transfer Agent for the Trust’s Class P, Institutional Class, Class R6 and Administrative Class shares.
Legal Counsel
     Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, Massachusetts 02199-3600, serves as legal counsel to the Trust.

Registration Statement
     This Statement of Additional Information and the Prospectuses do not contain all of the information included in the Trust’s registration statements filed with the SEC under the 1933 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statements, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.
     Statements contained herein and in the Prospectuses as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the relevant registration statement, each such statement being qualified in all respects by such reference.
Forward-Looking Statements
     The Trust’s Prospectuses and this Statement of Additional Information include forward-looking statements. All statements other than statements of historical facts contained in the prospectuses and this Statement of Additional Information, including statements regarding Funds investment strategies, are forward-looking statements. The words “believe,” “may,” “estimate,” “continue,” “anticipate,” “intend,” “should,” “plan,” “could,” “target,” “potential,” “is likely,” “will,” “expect” and similar expressions, as they relate to the Funds, are intended to identify forward-looking statements. Forward-looking statements are subject to a number of risks, uncertainties and assumptions, some of which are described in the prospectuses and in this Statement of Additional Information. In addition, the Funds’ past results do not necessarily indicate their future results. You should not rely upon forward-looking statements as predictions of future events or performance. You cannot be assured that the events and circumstances reflected in the forward-looking statements will be achieved or occur.
Financial Statements
      Audited financial statements for the Funds as of November 30, 2012, including notes thereto, and the reports of PricewaterhouseCoopers LLP thereon, are incorporated by reference from the Trust’s November 30, 2012 Annual Reports. Because certain Funds are newly formed, they do not appear in the Trust’s most recent Annual Reports. The Trust’s November 30, 2012 Annual Reports were filed electronically with the SEC on January 31, 2013 (Accession No. 0001193125-13-032132).

APPENDIX A
DESCRIPTION OF SECURITIES RATINGS
Certain of the Funds make use of average portfolio credit quality standards to assist institutional investors whose own investment guidelines limit their investments accordingly. In determining a Fund’s overall dollar-weighted average quality, unrated securities are treated as if rated, based on the Manager’s or Sub-Adviser’s view of their comparability to rated securities. A Fund’s use of average quality criteria is intended to be a guide for those investors whose investment guidelines require that assets be invested according to comparable criteria. Reference to an overall average quality rating for a Fund does not mean that all securities held by the Fund will be rated in that category or higher. A Fund’s investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody’s, S&P or Fitch, or, if unrated, determined by the Manager or a Sub-Adviser to be of comparable quality). The percentage of a Fund’s assets invested in securities in a particular rating category will vary. Following is a description of Moody’s, S&P’s and Fitch’s ratings applicable to fixed income securities.
Moody’s Investors Service, Inc.
     Ratings assigned on Moody’s global long-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.
     Long-Term Obligation Ratings
     Aaa: Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
     Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
     A: Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
     Baa: Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
     Ba: Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
     B: Obligations rated B are considered speculative and are subject to high credit risk.
     Caa: Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
     Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
     C: Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
     Moody’s appends numerical modifiers, 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

*	By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.
     Short-Term Obligation Ratings
     Ratings assigned on Moody’s global short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments.

     P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
     P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
     P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
     NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
Standard & Poor’s Ratings Services
     Issue Credit Rating Definitions
     A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.
     Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days — including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.
     Issue credit ratings are based, in varying degrees, on Standard & Poor’s analysis of the following considerations: likelihood of payment — capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; nature of and provisions of the obligation; protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.
     Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)
     Long-Term Issue Credit Ratings
     Investment Grade
     AAA: An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
     AA: An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
     A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
     BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
     Speculative Grade
     Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
     BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
     B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
     CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
     CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.
     C: A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.
     D: An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days, irrespective of any grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.
     NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.
     Plus (+) or Minus (-): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
     Active Qualifiers
     i: This suffix is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The ‘i’ suffix indicates that the rating addresses the interest portion of the obligation only. The ‘i’ suffix will always be used in conjunction with the “p”; suffix, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAApNRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.
     L: Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.
     p: This suffix is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ suffix indicates that the rating addresses the principal portion of the obligation only. The ‘p’ suffix will always be used in conjunction with the ‘i’ suffix, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAApNRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.
     pi: Ratings with a ‘pi’ suffix are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and therefore may be based on less comprehensive information than ratings without a ‘pi’ suffix. Ratings with a ‘pi’ suffix are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.
     Preliminary: Preliminary ratings, with the ‘prelim’ suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by Standard & Poor’s of appropriate documentation. Standard & Poor’s reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.
•	Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

•	Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies.

•	Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussion with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s).

•	Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in Standard & Poor’s opinion, documentation is close to final. Preliminary ratings may also be assigned to these entities’ obligations.

•	Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, Standard & Poor’s would likely withdraw these preliminary ratings.

•	A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.
     t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.
Active Identifiers
     Unsolicited: The ‘u’ identifier and ‘unsolicited’ designation are unsolicited credit ratings assigned at the initiative of Standard & Poor’s and not at the request of the issuer or its agents.
     sf: The (sf) suffix is assigned to all issues and issuers to which a regulation, such as the European Union Regulation on Credit Rating Agencies, requires the assignment of an additional symbol which distinguishes a structured finance instrument or obligor (as defined in the regulation) from any other instrument or obligor. The addition of this suffix to a credit rating does not change the definition of that rating or our opinion about the issue’s or issuer’s creditworthiness.
     jr: The ‘JR’ identifier is assigned to all issues and issuers ratings assigned by either Standard & Poor’s Ratings Japan K.K. or Nippon Standard & Poor’s K.K., each of which is a registered credit rating agency in Japan, as ratings registered under the Japanese regulation. The addition of the identifier does not change the definition of that rating or our opinion about the issue’s or issuer’s creditworthiness.
     EU: Standard & Poor’s assigns the ‘EU’ identifier to global scale ratings assigned by Standard & Poor’s rating entities (or branches thereof) regulated in the European Union. The addition of the ‘EU’ identifier to a rating does not change that rating’s definition or our opinion about the issue’s or issuer’s creditworthiness.
     EE: Standard & Poor’s assigns the ‘EE’ identifier to global scale ratings assigned by Standard & Poor’s rating entities established outside the European Union which are endorsed by a Standard & Poor’s rating entity regulated in the European Union. The addition of the ‘EE’ identifier to a rating does not change that rating’s definition or our opinion about the issue’s or issuer’s creditworthiness.
     XN: Nippon Standard & Poor’s K.K. (Nippon KK) assigns the ‘XN’ identifier to credit ratings assigned by Nippon KK. Nippon KK is not a Nationally Recognized Statistical Rating Organization. The addition of the ‘XN’ identifier to a rating does not change that rating’s definition or our opinion about the issue’s or issuer’s creditworthiness.
     uco: The ‘uco’ identifier may (or shall, if an EU regulatory requirement) be assigned to credit ratings under review as a result of a criteria revision. The addition of the ‘uco’ identifier to a rating does not change that rating’s definition or our opinion about the issue’s or issuer’s creditworthiness.
     Short Term Issue Credit Ratings
     Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.
     A-1: A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

     A-2: A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.
     A-3: A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
     B: A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.
     C: A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
     D: A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made with any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
     Dual Ratings: Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, ‘AAA/A-1+’ or ‘A-1+A-1’). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, ‘SP-1+/A-1+’).
     The analyses, including ratings, of Standard & Poor’s and its affiliates (together, “Standard & Poor’s”) are statements of opinion as of the date they are expressed and not statements of fact or recommendations to purchase, hold, or sell any securities or make any investment decisions. Standard & Poor’s assumes no obligation to update any information following publication. Users of ratings or other analyses should not rely on them in making any investment decision. Standard & Poor’s opinions and analyses do not address the suitability of any security. Standard & Poor’s does not act as a fiduciary or an investment advisor except where registered as such. While Standard & Poor’s has obtained information from sources it believes to be reliable, Standard & Poor’s does not perform an audit and undertakes no duty of due diligence or independent verification of any information it receives. Ratings and other opinions may be changed, suspended, or withdrawn at any time.
Fitch, Inc.
     Long-Term Rating Scales
Issuer Credit Rating Scales
     Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns and insurance companies, are generally assigned Issuer Default Ratings (IDRs). IDRs opine on an entity’s relative vulnerability to default on financial obligations. The “threshold” default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts, although the agency recognizes that issuers may also make pre-emptive and therefore voluntary use of such mechanisms.
     In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default. For historical information on the default experience of Fitch-rated issuers, please consult the transition and default performance studies available from the Fitch Ratings website.
Investment Grade
     AAA: Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
     AA: Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
     A: High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
     BBB: Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.
Speculative Grade
     BB: Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.
     B: Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.
     CCC: Substantial credit risk. Default is a real possibility.
     CC: Very high levels of credit risk. Default of some kind appears probable.
     C: Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a ‘C’ category rating for an issuer include:
(a) the issuer has entered into a grace or cure period following non-payment of a material financial obligation;
(b) the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or
(c) Fitch Ratings otherwise believes a condition of ‘RD’ or ‘D’ to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.
     RD: Restricted default. ‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include:
(a) the selective payment default on a specific class or currency of debt;
(b) the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;
(c) the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or
(d) execution of a distressed debt exchange on one or more material financial obligations.
     D: Default. ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.
Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.
“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.
Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term IDR category, or to Long-Term IDR categories below ‘B’.
Corporate Finance Obligations
     Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability is also included in the rating assessment. This notably applies to covered bonds ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument.
     The relationship between issuer scale and obligation scale assumes an historical average recovery of between 30%-50% on the senior, unsecured obligations of an issuer. As a result, individual obligations of entities, such as corporations, are assigned ratings higher, lower, or the same as that entity’s issuer rating or IDR. At the lower end of the ratings scale, Fitch Ratings now additionally publishes explicit Recovery Ratings in many cases to complement issuer and obligation ratings.
Investment Grade
     AAA: Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
     AA: Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
     A: High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
     BBB: Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.
Speculative Grade
     BB: Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.
     B: Highly speculative. ‘B’ ratings indicate that material credit risk is present.
     CCC: Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present.
     CC: Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk.
     C: Exceptionally high levels of credit risk. ‘C’ indicates exceptionally high levels of credit risk.
     Defaulted obligations typically are not assigned ‘RD’ or ‘D’ ratings, but are instead rated in the ‘B’ to ‘C’ rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.
Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ obligation rating category, or to corporate finance obligation ratings in the categories below ‘CCC’.
     The subscript ‘emr’ is appended to a rating to denote embedded market risk which is beyond the scope of the rating. The designation is intended to make clear that the rating solely addresses the counterparty risk of the issuing bank. It is not meant to indicate any limitation in the analysis of the counterparty risk, which in all other respects follows published Fitch criteria for analyzing the issuing financial institution. Fitch does not rate these instruments where the principal is to any degree subject to market risk.
Structured, Project & Public Finance Obligations
     Ratings of structured finance, project finance and public finance obligations on the long-term scale, including the financial obligations of sovereigns, consider the obligations’ relative vulnerability to default. These ratings are typically assigned to an individual security or tranche in a transaction and not to an issuer.
Investment Grade
     AAA: Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
     AA: Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
     A: High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
     BBB: Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.
Speculative Grade
     BB: Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time.
     B: Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.
CCC: Substantial credit risk. Default is a real possibility.
     CC: Very high levels of credit risk. Default of some kind appears probable.
     C: Exceptionally high levels of credit risk. Default appears imminent or inevitable.
     D: Indicates a default. Default generally is defined as one of the following:
•	Failure to make payment of principal and/or interest under the contractual terms of the rated obligation;

•	The bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor; or

•	The distressed exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation to avoid a probable payment default.
Structured Finance Defaults. “Imminent” default, categorized under ‘C’, typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. Alternatively where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.
Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation will typically be rated in the ‘C’ category.
Structured Finance Write-downs. Where an instrument has experienced an involuntary and, in the agency’s opinion, irreversible “write-down” of principal (i.e. other than through amortization, and resulting in a loss to the investor), a credit rating of ‘D’ will be assigned to the instrument. Where the agency believes the “write-down” may prove to be temporary (and the loss may be “written up” again in future if and when performance improves), then a credit rating of ‘C’ will typically be assigned. Should the “write-down” then later be reversed, the credit rating will be raised to an appropriate level for that instrument. Should the “write-down” later be deemed as irreversible, the credit rating will be lowered to ‘D’.
     Notes:
     In the case of structured and project finance, while the ratings do not address the loss severity given default of the rated liability, loss severity assumptions on the underlying assets are nonetheless typically included as part of the analysis. Loss severity assumptions are used to derive pool cash flows available to service the rated liability.
     The suffix ‘sf’ denotes an issue that is a structured finance transaction. For an explanation of how Fitch determines structured finance ratings, please see our criteria available at www.Fitchratings.com.
     In the case of public finance, the ratings do not address the loss given default of the rated liability, focusing instead on the vulnerability to default of the rated liability.
     The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term Rating category, or categories below ‘B’.
     Enhanced Equipment Trust Certificates (EETCs) are corporate-structured hybrid debt securities that airlines typically use to finance aircraft equipment. Due to the hybrid characteristics of these bonds, Fitch’s ratings approach incorporates elements of both the structured finance and corporate rating methodologies. Although rated as asset-backed securities, unlike other structured finance ratings, EETC ratings involve a measure of recovery given default akin to ratings of financial obligations in corporate finance, as described under “Corporate Finance Obligations.”
Recovery Ratings
     Fitch Ratings’ assigns Recovery Ratings to selected individual securities and issues. These currently are published for most individual obligations of corporate issuers with IDRs in the ‘B’ rating category and below.
     Among the factors that affect recovery rates for securities are the collateral, the seniority relative to other obligations in the capital structure (where appropriate), and the expected value of the company or underlying collateral in distress.
     The Recovery Rating Scale is based upon the expected relative recovery characteristics of an obligation upon the curing of a default, emergence from insolvency or following a liquidation or termination of the obligor or its associated collateral.
     Recovery Ratings are an ordinal scale and do not attempt to precisely predict a given level of recovery. As a guideline in developing the rating assessments, the agency employs broad theoretical recovery bands in its ratings approach based on historical averages, but actual recoveries for a given security may deviate materially from historical averages.
Recovery Ratings Scale
RR1: Outstanding recovery prospects given default.
RR2: Superior recovery prospects given default.
RR3: Good recovery prospects given default.
RR4: Average recovery prospects given default.
RR5: Below average recovery prospects given default.
RR6: Poor recovery prospects given default.
     RR1 rated securities have characteristics consistent with securities historically recovering 91%-100% of current principal and related interest.
     RR2 rated securities have characteristics consistent with securities historically recovering 71%-90% of current principal and related interest.
     RR3 rated securities have characteristics consistent with securities historically recovering 51%-70% of current principal and related interest.

     RR4 rated securities have characteristics consistent with securities historically recovering 31%-50% of current principal and related interest.
     RR5 rated securities have characteristics consistent with securities historically recovering 11%-30% of current principal and related interest.
     RR6 rated securities have characteristics consistent with securities historically recovering 0%-10% of current principal and related interest.
     Short-Term Credit Ratings
     A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.
     F1: Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
     F2: Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.
     F3: Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.
     B: Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
     C: High short-term default risk. Default is a real possibility.
     RD: Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.
     D: Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.
     Qualifiers
     “NR”: Denotes securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure.
     “WD”: Indicates that the rating has been withdrawn and the issue or issuer is no longer rated by Fitch Ratings.
     Rating Watch: Rating Watches indicate that there is a heightened probability of a rating change and the likely direction of such a change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or affirmed. However, ratings that are not on Rating Watch can be raised or lowered without being placed on Rating Watch first, if circumstances warrant such an action.
     A Rating Watch is typically event-driven and, as such, it is generally resolved over a relatively short period. The event driving the Watch may be either anticipated or have already occurred, but in both cases, the exact rating implications remain undetermined. The Watch period is typically used to gather further information and/or subject the information to further analysis. Additionally, a Watch may be used where the rating implications are already clear, but where a triggering event (e.g. shareholder or regulatory approval) exists. The Watch will typically extend to cover the period until the triggering event is resolved or its outcome is predictable with a high enough degree of certainty to permit resolution of the Watch.
     Rating Watches can be employed by all analytical groups and are applied to the ratings of individual entities and/or individual instruments. At the lowest categories of speculative grade (‘CCC’, ‘CC’ and ‘C’) the high volatility of credit profiles may imply that almost all ratings should carry a Watch. Watches are nonetheless only applied selectively in these categories, where a committee decides that particular events or threats are best communicated by the addition of the Watch designation.
     Rating Outlook: Rating Outlooks indicate the direction a rating is likely to move over a one- to two-year period. They reflect financial or other trends that have not yet reached the level that would trigger a rating action, but which may do so if such trends continue. The majority of Outlooks are generally Stable, which is consistent with the historical migration experience of ratings over a one- to two-year period. Positive or Negative rating Outlooks do not imply a rating change is inevitable and, similarly, ratings with Stable Outlooks can be raised or lowered without a prior revision to the Outlook, if circumstances warrant such an action. Occasionally, where the fundamental trend has strong, conflicting elements of both positive and negative, the Rating Outlook may be described as Evolving.
     Outlooks are currently applied on the long-term scale to issuer ratings in corporate finance (including sovereigns, industrials, utilities, financial institutions and insurance companies) and public finance outside the U.S.; to issue ratings in public finance in the U.S.; to certain issues in project finance; to Insurer Financial Strength Ratings; to issuer and/or issue ratings in a number of National Rating scales; and to the ratings of structured finance transactions and covered bonds. Outlooks are not applied to ratings assigned on the short-term scale and are applied selectively to ratings in the ‘CCC’, ‘CC’ and ‘C’ categories. Defaulted ratings typically do not carry an Outlook.

APPENDIX B
CERTAIN OWNERSHIP TRUST SHARES
As of February 28, 2013, the following persons owned of record or beneficially 5% or more of the noted class of shares of the Funds:
a = Entity owned 25% or more of the outstanding shares of beneficial interest of the Funds, and therefore may be presumed to “control” the Funds, as that term is defined in the 1940 Act.
b = Shares are believed to be held only as nominee.

			Amount &	Percentage of
			Beneficial Nature	Outstanding Share
	Fund Name	Registration	of Ownership	of Ownership
	ALLIANZGI BEHAVIORAL ADV LARGE CAP A
	ALLIANZGI BEHAVIORAL ADV LARGE CAP A	SSB&T CUST SEP IRA TRAVIS KVAPIL RACING LLC FBO TRAVIS W KVAPIL 132 SAGEWOOD DR MOORESVILLE NC 28115-8030	1,199.56	24.29%
	ALLIANZGI BEHAVIORAL ADV LARGE CAP A	SANDRA L LOTZER 4792 INNSBRUCK DR ROCKFORD IL 61114-7310	867.05	17.56%
b	ALLIANZGI BEHAVIORAL ADV LARGE CAP A	AMERICAN ENTERPRISE INVESTMENT SVC FBO #41999970 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	841.92	17.05%
b	ALLIANZGI BEHAVIORAL ADV LARGE CAP A	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	785.75	15.91%
	ALLIANZGI BEHAVIORAL ADV LARGE CAP A	ALLIANZ ASSET MANAGEMENT OF AMERICA ATTN: KIM PHAN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	717.63	14.53%
	ALLIANZGI BEHAVIORAL ADV LARGE CAP C
b	ALLIANZGI BEHAVIORAL ADV LARGE CAP C	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	1,592.28	43.21%
	ALLIANZGI BEHAVIORAL ADV LARGE CAP C	ALLIANZ ASSET MANAGEMENT OF AMERICA ATTN: KIM PHAN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	716.85	19.45%
	ALLIANZGI BEHAVIORAL ADV LARGE CAP C	ROSE ANN MARIE WHITESIDE TTEE ROSE ANN MARIE WHITESIDE REV LIVING TRUST U/A DTD 07/08/2009 22 E RICKARD DR OSWEGO IL 60543-8829	472.75	12.83%
	ALLIANZGI BEHAVIORAL ADV LARGE CAP C	SSB&T CUST FBO E BARRETT HICKERSON SEP IRA 253 CARRIAGE HILL DR AURORA IL 60506-4405	433.26	11.76%
	ALLIANZGI BEHAVIORAL ADV LARGE CAP C	SSB&T CUST ROLLOVER IRA FBO EILEEN B LIEBER 801 PLYMOUTH ROAD 383 GWYNEDD VLY PA 19437	229.27	6.22%
	ALLIANZGI BEHAVIORAL ADV LARGE CAP D
b	ALLIANZGI BEHAVIORAL ADV LARGE CAP D	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENT PO BOX 2226 OMAHA NE 68103-2226	16,935.19	85.30%
b	ALLIANZGI BEHAVIORAL ADV LARGE CAP D	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FL 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	1,648.60	8.30%
	ALLIANZGI BEHAVIORAL ADV LRG CAP INST
a	ALLIANZGI BEHAVIORAL ADV LRG CAP INST	ALLIANZ ASSET MANAGEMENT OF AMERICA ATTN: KIM PHAN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	722,013.81	70.49%
	ALLIANZGI BEHAVIORAL ADV LRG CAP INST	ALLIANZ FUNDS MULTI-STRATEGY TRUST ON BEHALF OF ALLIANZGI RETIREMENT INCOME FUND ATTN STEPHEN SEXAUER 600 W BROADWAY SAN DIEGO CA 92101-3311	165,623.27	16.17%
	ALLIANZGI BEHAVIORAL ADV LRG CAP P
	ALLIANZGI BEHAVIORAL ADV LRG CAP P	ALLIANZ ASSET MANAGEMENT OF AMERICA ATTN: KIM PHAN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	720.41	100.00%
	ALLIANZGI CHINA EQUITY A
b	ALLIANZGI CHINA EQUITY A	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	2,803.53	34.14%
b	ALLIANZGI CHINA EQUITY A	AMERITRADE INC FBO 7873940631 PO BOX 2226 OMAHA NE 68103-2226	1,161.91	14.15%
	ALLIANZGI CHINA EQUITY A	ALLIANZ ASSET MANAGEMENT OF AMERICA ATTN: KIM PHAN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	780.80	9.51%
	ALLIANZGI CHINA EQUITY A	SSB&T CUST 403B WOODLAND HILLS SCHOOL DISTRICT FBO MARCIA ANN MURELLO 2757 COLUMBIA AVE PITTSBURGH PA 15221-4551	699.48	8.52%
	ALLIANZGI CHINA EQUITY A	OPPENHEIMER & CO INC. FBO ROBERT J PASSANTINO 105 IVY HILL RD MAHOPAC NY 10541-1219	462.36	5.63%
b	ALLIANZGI CHINA EQUITY A	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	440.50	5.36%
	ALLIANZGI CHINA EQUITY C
	ALLIANZGI CHINA EQUITY C	SSB&T CUST IRA FBO NEAL A HARVEY SR 112 S HALSTEAD ST ALLENTOWN PA 18109-2604	1,750.91	34.66%

			Amount &	Percentage of
			Beneficial Nature	Outstanding Share
	Fund Name	Registration	of Ownership	of Ownership
b	ALLIANZGI CHINA EQUITY C	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	824.27	16.32%
	ALLIANZGI CHINA EQUITY C	ALLIANZ ASSET MANAGEMENT OF AMERICA ATTN: KIM PHAN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	765.18	15.15%
	ALLIANZGI CHINA EQUITY C	SSB&T CUST SEP IRA MORRIS ENTERPRISES 11860 ABNERS RIDGE DR KNOXVILLE TN 37934-4700	621.87	12.31%
b	ALLIANZGI CHINA EQUITY C	LPL FINANCIAL A/C 5525-7773 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	357.37	7.07%
	ALLIANZGI CHINA EQUITY D
b	ALLIANZGI CHINA EQUITY D	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	6,109.24	38.56%
b	ALLIANZGI CHINA EQUITY D	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FL 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	5,149.36	32.50%
b	ALLIANZGI CHINA EQUITY D	TD AMERITRADE INC FEBO OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	3,104.28	19.59%
	ALLIANZGI CHINA EQUITY INST
a	ALLIANZGI CHINA EQUITY INST	ALLIANZ ASSET MANAGEMENT OF AMERICA ATTN: KIM PHAN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	234,778.69	97.32%
	ALLIANZGI CHINA EQUITY P
	ALLIANZGI CHINA EQUITY P	STEPHENS INC FBO 111 CENTER STREET LITTLE ROCK AR 72201-4402	954.49	54.94%
	ALLIANZGI CHINA EQUITY P	ALLIANZ ASSET MANAGEMENT OF AMERICA ATTN: KIM PHAN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	782.92	45.06%
	ALLIANZGI CONVERTIBLE A
b	ALLIANZGI CONVERTIBLE A	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	845,652.76	22.88%
b	ALLIANZGI CONVERTIBLE A	AMERICAN ENTERPRISE INVESTMENT SVC FBO #41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	700,034.47	18.94%
b	ALLIANZGI CONVERTIBLE A	UBS WM USA 0O0 11011 6100 OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	401,829.10	10.87%
b	ALLIANZGI CONVERTIBLE A	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	291,467.93	7.89%
b	ALLIANZGI CONVERTIBLE A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	274,676.12	7.43%
b	ALLIANZGI CONVERTIBLE A	MORGAN STANLEY &CO HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FL JERSEY CITY NJ 07311	248,803.33	6.73%
b	ALLIANZGI CONVERTIBLE A	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	194,462.79	5.26%
	ALLIANZGI CONVERTIBLE ADMIN
b	ALLIANZGI CONVERTIBLE ADMIN	AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	57,104.68	76.06%
b	ALLIANZGI CONVERTIBLE ADMIN	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	6,293.77	8.38%
	ALLIANZGI CONVERTIBLE ADMIN	VANGUARD MARKETING CORPORATION 100 VANGUARD BLVD MALVERN PA 19355-2331	6,259.42	8.34%
	ALLIANZGI CONVERTIBLE ADMIN	ING NATIONAL TRUST 1 ORANGE WAY WINDSOR CT 06095-4773	4,929.58	6.57%
	ALLIANZGI CONVERTIBLE C
b	ALLIANZGI CONVERTIBLE C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	683,763.50	46.61%
b	ALLIANZGI CONVERTIBLE C	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	156,975.07	10.70%
b	ALLIANZGI CONVERTIBLE C	UBS WM USA 0O0 11011 6100 OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	115,562.67	7.88%
b	ALLIANZGI CONVERTIBLE C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	112,797.31	7.69%
b	ALLIANZGI CONVERTIBLE C	MORGAN STANLEY &CO HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FL JERSEY CITY NJ 07311	78,046.70	5.32%
b	ALLIANZGI CONVERTIBLE C	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	77,700.66	5.30%
	ALLIANZGI CONVERTIBLE D
b	ALLIANZGI CONVERTIBLE D	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	709,021.05	50.46%

			Amount &	Percentage of
			Beneficial Nature	Outstanding Share
	Fund Name	Registration	of Ownership	of Ownership
b	ALLIANZGI CONVERTIBLE D	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FL 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	318,050.43	22.64%
b	ALLIANZGI CONVERTIBLE D	AMERITRADE INC FEBO OUR CLIENT PO BOX 2226 OMAHA NE 68103-2226	213,638.54	15.20%
b	ALLIANZGI CONVERTIBLE D	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	86,693.13	6.17%
	ALLIANZGI CONVERTIBLE INST
a	ALLIANZGI CONVERTIBLE INST	STATE OF WYOMING WYOMING STATE TREASURER ATTN ERICA LEGERSKI 200 W 24TH ST CHEYENNE WY 82001-3642	14,718,797.83	43.10%
b	ALLIANZGI CONVERTIBLE INST	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	5,146,208.38	15.07%
b	ALLIANZGI CONVERTIBLE INST	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	2,876,025.13	8.42%
b	ALLIANZGI CONVERTIBLE INST	DINGLE & CO ATTN MUTUAL FUNDS UNIT MC 3446 C/O COMERICA BANK PO BOX 75000 DETROIT MI 48275-0001	1,964,160.42	5.75%
	ALLIANZGI CONVERTIBLE P
b	ALLIANZGI CONVERTIBLE P	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	626,551.38	30.99%
b	ALLIANZGI CONVERTIBLE P	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	321,422.16	15.90%
b	ALLIANZGI CONVERTIBLE P	WELLS FARGO BANK NA FBO OMNIBUS ACCT REIN/CASH PO BOX 1533 MINNEAPOLIS MN 55480-1533	215,726.41	10.67%
b	ALLIANZGI CONVERTIBLE P	FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	212,654.92	10.52%
b	ALLIANZGI CONVERTIBLE P	NATIONAL FINANCIAL SERVICES FOR EXCLUSIVE BENEFIT OF OUR CUSTOM ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	151,695.05	7.50%
b	ALLIANZGI CONVERTIBLE P	LPL FBO LPL CUSTOMERS ATTN: MUTUAL FUND OPERATIONS 1 BEACON ST FL 22 BOSTON MA 02108-3106	127,418.69	6.30%
b	ALLIANZGI CONVERTIBLE P	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	113,433.33	5.61%
	ALLIANZGI CONVERTIBLE R
b	ALLIANZGI CONVERTIBLE R	MLPF & S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	4,481.64	74.49%
	ALLIANZGI CONVERTIBLE R	FRONTIER TR CO FBO PAT AHRENS MSW LICSW 401K PLAN P O BOX 10758 FARGO ND 58106-0758	953.13	15.84%
	ALLIANZGI CONVERTIBLE R	ALLIANZ ASSET MANAGEMENT OF AMERICA ATTN: KIM PHAN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	428.58	7.12%
	ALLIANZGI DISCIPLINED EQUITY A
b	ALLIANZGI DISCIPLINED EQUITY A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	351,170.67	62.76%
b	ALLIANZGI DISCIPLINED EQUITY A	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	57,177.31	10.22%
b	ALLIANZGI DISCIPLINED EQUITY A	BROWN BROTHERS HARRIMAN & CO CUST FOR 5894092 525 WASHINGTON BLVD JERSEY CITY NJ 07310-1692	50,000.00	8.94%
	ALLIANZGI DISCIPLINED EQUITY C
b	ALLIANZGI DISCIPLINED EQUITY C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	7,293.78	12.78%
b	ALLIANZGI DISCIPLINED EQUITY C	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	6,082.45	10.66%
b	ALLIANZGI DISCIPLINED EQUITY C	AMERICAN ENTERPRISE INVESTMENT SVC FBO #41999970 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	4,172.69	7.31%
b	ALLIANZGI DISCIPLINED EQUITY C	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	3,641.80	6.38%
	ALLIANZGI DISCIPLINED EQUITY D
b	ALLIANZGI DISCIPLINED EQUITY D	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	7,165.86	53.47%
b	ALLIANZGI DISCIPLINED EQUITY D	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF CUSTOMER ATTN MUTUAL FUNDS DEPT 5TH FL NEWPORT OFFICE CENTER III 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	4,454.73	33.24%
	ALLIANZGI DISCIPLINED EQUITY D	ALLIANZ ASSET MANAGEMENT OF AMERICA ATTN: KIM PHAN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	756.24	5.64%

			Amount &	Percentage of
			Beneficial Nature	Outstanding Share
	Fund Name	Registration	of Ownership	of Ownership
	ALLIANZGI DISCIPLINED EQUITY INST
	ALLIANZGI DISCIPLINED EQUITY INST	ALLIANZ FUNDS MULTI-STRATEGY TRUST ON BEHALF OF ALLIANZGI RETIREMENT INCOME FUND ATTN STEPHEN SEXAUER 600 W BROADWAY SAN DIEGO CA 92101-3311	367,873.95	15.37%
	ALLIANZGI DISCIPLINED EQUITY INST	STATE STREET AS CUSTODIAN FOR SOUTH DAKOTA COLLEGEACCESS 529 PLAN AGE-BASED PORTFOLIO 7-10 P51B ATTN STATE STREET TRUST OPERATIONS 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	289,424.94	12.09%
	ALLIANZGI DISCIPLINED EQUITY INST	STATE STREET AS CUSTODIAN FOR SOUTH DAKOTA COLLEGEACCESS 529 PLAN DIVERSIFIED EQUITY P52D ATTN: TRUST OPERATIONS 801 PENNSYLVANIA KANSAS CITY MO 64105-1307	262,711.08	10.98%
	ALLIANZGI DISCIPLINED EQUITY INST	STATE STREET AS CUSTODIAN FOR SOUTH DAKOTA COLLEGEACESS 529 PLAN AGE-BASED PORTFOLIO 11-14 P51D ATTN: TRUST OPERATIONS 801 PENNSYLVANIA KANSAS CITY MO 64105-1307	208,071.42	8.69%
	ALLIANZGI DISCIPLINED EQUITY INST	STATE STREET BANK & TRUST CO CUST FOR MI 529 ADVISOR PLAN AGE-BASED PORTFOLIO 1 P75A 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	203,538.47	8.51%
	ALLIANZGI DISCIPLINED EQUITY INST	STATE STREET AS CUSTODIAN FOR SOUTH DAKOTA COLLEGEACCESS 529 PLAN AGE-BASED PORTFOLIO 0-6 P51A ATTN: TRUST OPERATIONS 801 PENNSYLVANIA KANSAS CITY MO 64105-1307	145,400.57	6.08%
	ALLIANZGI DISCIPLINED EQUITY P
	ALLIANZGI DISCIPLINED EQUITY P	ALLIANZ ASSET MANAGEMENT OF AMERICA ATTN: KIM PHAN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	770.86	40.70%
b	ALLIANZGI DISCIPLINED EQUITY P	LPL FINANCIAL A/C 1000-0005 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	535.60	28.28%
b	ALLIANZGI DISCIPLINED EQUITY P	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	309.71	16.35%
b	ALLIANZGI DISCIPLINED EQUITY P	STIFEL NICOLAUS & CO INC EXCLUSIVE BENEFIT OF CUSTOMERS 501 N BROADWAY SAINT LOUIS MO 63102-2188	277.98	14.68%
	ALLIANZGI DYNAMIC EM MULTI-ASSET A
	ALLIANZGI DYNAMIC EM MULTI- ASSET A	ALLIANZ ASSET MANAGEMENT OF AMERICA ATTN: KIM PHAN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	666.67	100.00%
	ALLIANZGI DYNAMIC EM MULTI-ASSET C
	ALLIANZGI DYNAMIC EM MULTI- ASSET C	SSB&T CUST SIMPLE IRA TOWNE & COUNTRY AUTO BODY INC FBO JEFFREY THOMAS HUEBNER 6281 CANNONSBURG RD NE BELMONT MI 49306-9176	1,061.07	61.41%
	ALLIANZGI DYNAMIC EM MULTI- ASSET C	ALLIANZ ASSET MANAGEMENT OF AMERICA ATTN: KIM PHAN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	666.67	38.59%
	ALLIANZGI DYNAMIC EM MULTI-ASSET D
	ALLIANZGI DYNAMIC EM MULTI- ASSET D	ALLIANZ ASSET MANAGEMENT OF AMERICA ATTN: KIM PHAN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	666.67	62.44%
b	ALLIANZGI DYNAMIC EM MULTI- ASSET D	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	401.07	37.56%
	ALLIANZGI DYNAMIC EM MULTI-ASSET I
a	ALLIANZGI DYNAMIC EM MULTI- ASSET I	ALLIANZ ASSET MANAGEMENT OF AMERICA ATTN: KIM PHAN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	333,333.33	100.00%
	ALLIANZGI DYNAMIC EM MULTI-ASSET P
	ALLIANZGI DYNAMIC EM MULTI- ASSET P	ALLIANZ ASSET MANAGEMENT OF AMERICA ATTN: KIM PHAN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	666.67	100.00%
	ALLIANZGI GLBL GROWTH ALLOCATION ADMIN
	ALLIANZGI GLBL GROWTH ALLOCATION ADMIN	ALLIANZ ASSET MANAGEMENT OF AMERICA ATTN: KIM PHAN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	792.49	100.00%
	ALLIANZGI GLBL MANAGED VOLATILITY INST
a	ALLIANZGI GLBL MANAGED VOLATILITY INST	ALLIANZ FUNDS MULTI-STRATEGY TRUST ON BEHALF OF ALLIANZGI RETIREMENT INCOME FUND ATTN STEPHEN SEXAUER 600 W BROADWAY SAN DIEGO CA 92101-3311	469,880.89	54.60%
	ALLIANZGI GLBL MANAGED VOLATILITY INST	ALLIANZ ASSET MANAGEMENT OF AMERICA ATTN: KIM PHAN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	139,594.76	16.22%
	ALLIANZGI GLOBAL ALLOCATION A
b	ALLIANZGI GLOBAL ALLOCATION A	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	924,096.55	14.76%
b	ALLIANZGI GLOBAL ALLOCATION A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	854,395.13	13.65%
b	ALLIANZGI GLOBAL ALLOCATION A	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	687,592.70	10.98%

			Amount &	Percentage of
			Beneficial Nature	Outstanding Share
	Fund Name	Registration	of Ownership	of Ownership
b	ALLIANZGI GLOBAL ALLOCATION A	FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	675,874.55	10.79%
b	ALLIANZGI GLOBAL ALLOCATION A	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	611,700.28	9.77%
b	ALLIANZGI GLOBAL ALLOCATION A	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	472,449.59	7.55%
	ALLIANZGI GLOBAL ALLOCATION ADMIN
b	ALLIANZGI GLOBAL ALLOCATION ADMIN	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	146,453.96	99.05%
	ALLIANZGI GLOBAL ALLOCATION B
b	ALLIANZGI GLOBAL ALLOCATION B	FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	120,539.00	34.53%
b	ALLIANZGI GLOBAL ALLOCATION B	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	55,257.64	15.83%
b	ALLIANZGI GLOBAL ALLOCATION B	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	25,307.58	7.25%
b	ALLIANZGI GLOBAL ALLOCATION B	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	20,683.47	5.93%
	ALLIANZGI GLOBAL ALLOCATION C
b	ALLIANZGI GLOBAL ALLOCATION C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	1,004,178.46	16.30%
b	ALLIANZGI GLOBAL ALLOCATION C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	936,604.78	15.20%
b	ALLIANZGI GLOBAL ALLOCATION C	FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	641,396.55	10.41%
b	ALLIANZGI GLOBAL ALLOCATION C	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	469,641.70	7.62%
b	ALLIANZGI GLOBAL ALLOCATION C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	407,141.16	6.61%
	ALLIANZGI GLOBAL ALLOCATION D
b	ALLIANZGI GLOBAL ALLOCATION D	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FL 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	14,899.91	55.60%
b	ALLIANZGI GLOBAL ALLOCATION D	AMERITRADE INC FEBO OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	4,271.88	15.94%
	ALLIANZGI GLOBAL ALLOCATION D	JENNIFER ANNE GALE TOD DTD 08/04/2010 70 ANDREW FORD WAY ABINGTON MA 02351-2008	2,096.74	7.82%
	ALLIANZGI GLOBAL ALLOCATION D	SCOTTRADE INC FBO JULIANNA M HEATH P O BOX 31759 ST LOUIS MO 63131-0759	1,472.79	5.50%
	ALLIANZGI GLOBAL ALLOCATION D	ALLIANZ ASSET MANAGEMENT OF AMERICA ATTN: KIM PHAN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	1,389.59	5.19%
	ALLIANZGI GLOBAL ALLOCATION INST
a,b	ALLIANZGI GLOBAL ALLOCATION INST	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUND DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	4,751,752.95	88.00%
b	ALLIANZGI GLOBAL ALLOCATION INST	LINERCOURSE & CO AS CUSTODIAN FOR ORLANDO HEALTH INC ATTN STS MUTUAL FUNDS MAIL STOP: CC10313 1200 CROWN COLONY DR QUINCY MA 02169-0938	304,248.55	5.63%
	ALLIANZGI GLOBAL ALLOCATION P
b	ALLIANZGI GLOBAL ALLOCATION P	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	68,832.19	54.38%
b	ALLIANZGI GLOBAL ALLOCATION P	LPL FINANCIAL A/C 1000-0005 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	47,316.92	37.38%
b	ALLIANZGI GLOBAL ALLOCATION P	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	7,808.12	6.17%
	ALLIANZGI GLOBAL ALLOCATION R
	ALLIANZGI GLOBAL ALLOCATION R	ALLIANZ ASSET MANAGEMENT OF AMERICA ATTN: KIM PHAN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	1,379.47	100.00%
	ALLIANZGI GLOBAL GROWTH ALLOCATION A
b	ALLIANZGI GLOBAL GROWTH ALLOCATION A	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	10,349.33	27.13%
b	ALLIANZGI GLOBAL GROWTH ALLOCATION A	JP MORGAN CLEARING CORP OMINIBUS ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPARTMENT BROOKLYN NY 11245-0001	5,872.66	15.39%

			Amount &	Percentage of
			Beneficial Nature	Outstanding Share
	Fund Name	Registration	of Ownership	of Ownership
	ALLIANZGI GLOBAL GROWTH ALLOCATION C
	ALLIANZGI GLOBAL GROWTH ALLOCATION C	JUNE M GARRISON & WALTER E GARRISON TTEES WALTER E GARRISON AND JUNE M GARRISON LIVING TRUST U/A DTD 6300 STEPHENS RANCH RD LA VERNE CA 91750-1139	10,452.06	16.67%
b	ALLIANZGI GLOBAL GROWTH ALLOCATION C	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	8,223.96	13.12%
b	ALLIANZGI GLOBAL GROWTH ALLOCATION C	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	7,986.06	12.74%
b	ALLIANZGI GLOBAL GROWTH ALLOCATION C	JP MORGAN CLEARING CORP OMINIBUS ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPARTMENT BROOKLYN NY 11245-0001	4,746.57	7.57%
	ALLIANZGI GLOBAL GROWTH ALLOCATION C	SSB&T CUST SIMPLE IRA MERCHCO SERVICES INC FBO SCOTT A JOHNSON 207 PINEVIEW DR GOOSE CREEK SC 29445-3067	3,308.73	5.28%
	ALLIANZGI GLOBAL GROWTH ALLOCATION D
b	ALLIANZGI GLOBAL GROWTH ALLOCATION D	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FL 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	3,426.36	59.44%
	ALLIANZGI GLOBAL GROWTH ALLOCATION D	SCOTTRADE INC FBO WILLIAM J PITTS IRA P O BOX 31759 ST LOUIS MO 63131-0759	1,144.94	19.86%
	ALLIANZGI GLOBAL GROWTH ALLOCATION D	ALLIANZ ASSET MANAGEMENT OF AMERICA ATTN: KIM PHAN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	793.83	13.77%
b	ALLIANZGI GLOBAL GROWTH ALLOCATION D	CAPITAL ONE SHAREBUILDER INC — OMNIBUS ACCOUNT — 83 S KING ST STE 700 SEATTLE WA 98104-2851	350.41	6.08%
	ALLIANZGI GLOBAL GROWTH ALLOCATION P
	ALLIANZGI GLOBAL GROWTH ALLOCATION P	ALLIANZ ASSET MANAGEMENT OF AMERICA ATTN: KIM PHAN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	796.46	100.00%
	ALLIANZGI GLOBAL GROWTH ALLOCATION R
	ALLIANZGI GLOBAL GROWTH ALLOCATION R	ALLIANZ ASSET MANAGEMENT OF AMERICA ATTN: KIM PHAN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	783.83	93.02%
b	ALLIANZGI GLOBAL GROWTH ALLOCATION R	ADVISORS CLEARING NETWORK INC FBO LEGACY PENSIONS OMNIBUS 7 N FAIR OAKS AVE PASADENA CA 91103-3608	58.83	6.98%
	ALLIANZGI GLOBAL GRWTH ALLOCATION INST
a	ALLIANZGI GLOBAL GRWTH ALLOCATION INST	ALLIANZ ASSET MANAGEMENT OF AMERICA ATTN: KIM PHAN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	234,973.76	99.04%
	ALLIANZGI GLOBAL MANAGED VOLATILITY A
	ALLIANZGI GLOBAL MANAGED VOLATILITY A	MARJORIE I KELLOGG TTEE KELLOGG LIVING TRUST U/A DTD 08/22/2007 3301 N VILLARD ST TACOMA WA 98407-3429	1,794.75	55.00%
	ALLIANZGI GLOBAL MANAGED VOLATILITY A	ALLIANZ ASSET MANAGEMENT OF AMERICA ATTN: KIM PHAN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	696.34	21.34%
	ALLIANZGI GLOBAL MANAGED VOLATILITY A	SSB&T CUST IRA FBO MARY JO LAVIN 4108 CHAMBERS LAKE DR SE LACEY WA 98503-3175	622.49	19.08%
	ALLIANZGI GLOBAL MANAGED VOLATILITY C
	ALLIANZGI GLOBAL MANAGED VOLATILITY C	SSB&T CUST IRA DCD ELEANOR E CARBERRY FBO ELLEN R SCHNEIDER BENE 9431 COUNTY ROAD Y SAUK CITY WI 53583-9566	1,946.45	49.82%
	ALLIANZGI GLOBAL MANAGED VOLATILITY C	SSB&T CUST IRA FBO CAROL M MACK 7190 BERGMAN RD SAUK CITY WI 53583-9714	1,168.65	29.91%
	ALLIANZGI GLOBAL MANAGED VOLATILITY C	ALLIANZ ASSET MANAGEMENT OF AMERICA ATTN: KIM PHAN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	699.19	17.90%
	ALLIANZGI GLOBAL MANAGED VOLATILITY D
b	ALLIANZGI GLOBAL MANAGED VOLATILITY D	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FL 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	1,593.12	64.21%
	ALLIANZGI GLOBAL MANAGED VOLATILITY D	ALLIANZ ASSET MANAGEMENT OF AMERICA ATTN: KIM PHAN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	699.28	28.18%
b	ALLIANZGI GLOBAL MANAGED VOLATILITY D	VANGUARD BROKERAGE SERVICES A/C 1012-8130 PO BOX 1170 VALLEY FORGE PA 19482-1170	188.77	7.61%
	ALLIANZGI GLOBAL MANAGED VOLATILITY P
	ALLIANZGI GLOBAL MANAGED VOLATILITY P	ALLIANZ ASSET MANAGEMENT OF AMERICA ATTN: KIM PHAN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	696.70	100.00%
	ALLIANZGI GLOBAL WATER A
b	ALLIANZGI GLOBAL WATER A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	2,152,918.27	35.18%
b	ALLIANZGI GLOBAL WATER A	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	1,503,066.65	24.56%

			Amount &	Percentage of
			Beneficial Nature	Outstanding Share
	Fund Name	Registration	of Ownership	of Ownership
b	ALLIANZGI GLOBAL WATER A	UBS WM USA 0O0 11011 6100 OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	490,574.69	8.02%
b	ALLIANZGI GLOBAL WATER A	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	379,028.53	6.19%
b	ALLIANZGI GLOBAL WATER A	FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	375,169.77	6.13%
b	ALLIANZGI GLOBAL WATER A	AMERICAN ENTERPRISE INVESTMENT SVC FBO #41999970 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	330,323.03	5.40%
	ALLIANZGI GLOBAL WATER C
b	ALLIANZGI GLOBAL WATER C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	1,327,917.15	48.15%
b	ALLIANZGI GLOBAL WATER C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	484,986.06	17.59%
b	ALLIANZGI GLOBAL WATER C	UBS WM USA 0O0 11011 6100 OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	208,941.69	7.58%
b	ALLIANZGI GLOBAL WATER C	FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	187,638.96	6.80%
	ALLIANZGI GLOBAL WATER D
b	ALLIANZGI GLOBAL WATER D	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FL 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	495,510.87	49.52%
b	ALLIANZGI GLOBAL WATER D	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	378,654.50	37.84%
	ALLIANZGI GLOBAL WATER INST
b	ALLIANZGI GLOBAL WATER INST	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	322,017.93	82.30%
b	ALLIANZGI GLOBAL WATER INST	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	56,446.72	14.43%
	ALLIANZGI GLOBAL WATER P
b	ALLIANZGI GLOBAL WATER P	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	1,407,408.10	77.25%
b	ALLIANZGI GLOBAL WATER P	FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	248,857.39	13.66%
	ALLIANZGI HIGH YIELD BOND A
b	ALLIANZGI HIGH YIELD BOND A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	6,198,303.95	57.70%
b	ALLIANZGI HIGH YIELD BOND A	UBS WM USA 0O0 11011 6100 OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	1,728,669.37	16.09%
b	ALLIANZGI HIGH YIELD BOND A	LPL FINANCIAL A/C 1000-0005 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	538,576.34	5.01%
	ALLIANZGI HIGH YIELD BOND ADMIN
b	ALLIANZGI HIGH YIELD BOND ADMIN	RELIANCE TRUST COMPANY CUSTODIAN FBO INSPERITY 401K PLAN PO BOX 48529 ATLANTA GA 30362-1529	2,766,918.76	95.43%
	ALLIANZGI HIGH YIELD BOND C
b	ALLIANZGI HIGH YIELD BOND C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	701,915.18	23.61%
b	ALLIANZGI HIGH YIELD BOND C	MORGAN STANLEY &CO HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FL JERSEY CITY NJ 07311	396,443.83	13.34%
b	ALLIANZGI HIGH YIELD BOND C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	319,283.54	10.74%
b	ALLIANZGI HIGH YIELD BOND C	UBS WM USA 0O0 11011 6100 OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	292,322.65	9.83%
b	ALLIANZGI HIGH YIELD BOND C	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	254,544.48	8.56%
b	ALLIANZGI HIGH YIELD BOND C	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	224,878.32	7.57%
	ALLIANZGI HIGH YIELD BOND D
b	ALLIANZGI HIGH YIELD BOND D	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FL 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	4,913,742.12	88.97%
b	ALLIANZGI HIGH YIELD BOND D	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	403,825.38	7.31%

			Amount &	Percentage of
			Beneficial Nature	Outstanding Share
	Fund Name	Registration	of Ownership	of Ownership
	ALLIANZGI HIGH YIELD BOND INST
b	ALLIANZGI HIGH YIELD BOND INST	NATIONAL FINANCIAL SERVICES FOR EXCLUSIVE BEN OF OUR CUSTOMERS ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	5,073,173.64	40.68%
b	ALLIANZGI HIGH YIELD BOND INST	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	1,757,055.53	14.09%
b	ALLIANZGI HIGH YIELD BOND INST	WELLS FARGO BANK NA FBO MDU MASTER TR HIGH YIELD BOND PO BOX 1533 MINNEAPOLIS MN 55480-1533	1,095,613.73	8.79%
	ALLIANZGI HIGH YIELD BOND P
b	ALLIANZGI HIGH YIELD BOND P	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	747,362.54	48.79%
b	ALLIANZGI HIGH YIELD BOND P	MORGAN STANLEY &CO HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FL JERSEY CITY NJ 07311	448,766.39	29.30%
b	ALLIANZGI HIGH YIELD BOND P	LPL FBO LPL CUSTOMERS ATTN: MUTUAL FUND OPERATIONS 1 BEACON ST FL 22 BOSTON MA 02108-3106	273,815.86	17.87%
	ALLIANZGI HIGH YIELD BOND R
b	ALLIANZGI HIGH YIELD BOND R	MLPF & S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	108,356.03	47.29%
b	ALLIANZGI HIGH YIELD BOND R	MG TRUST COMPANY CUST. FBO WORLD RESOURCES INSTITUTE PENSION P717 17TH ST STE 1300 DENVER CO 80202-3304	100,507.88	43.87%
	ALLIANZGI INTERNATIONAL SMALL-CAP A
b	ALLIANZGI INTERNATIONAL SMALL-CAP A	ATTN NPIO TRADE DESK DCGT TRUSTEE & OR CUSTODIAN FBO PRINCIPAL FINANCIAL GROUP QUALI FIED FIA OMNIBUS 711 HIGH ST DES MOINES IA 50392-0001	63,864.87	73.33%
	ALLIANZGI INTERNATIONAL SMALL-CAP C
b	ALLIANZGI INTERNATIONAL SMALL-CAP C	ATTN NPIO TRADE DESK DCGT TRUSTEE & OR CUSTODIAN FBO PRINCIPAL FINANCIAL GROUP QUALI FIED FIA OMNIBUS 711 HIGH ST DES MOINES IA 50392-0001	5,800.28	37.07%
b	ALLIANZGI INTERNATIONAL SMALL-CAP C	CROWELL, WEEDON & CO.^ FBO 800184011 624 S. GRAND AVENUE, SUITE 2510 LOS ANGELES CA 90017-3329	1,152.31	7.36%
	ALLIANZGI INTERNATIONAL SMALL-CAP C	CROWELL WEEDON & CO A/C 3250-8159 DANIEL J GERSTNER & ONE WILSHIRE BUILDING 624 SOUTH GRAND AVENUE LOS ANGELES CA 90017-3362	1,086.31	6.94%
b	ALLIANZGI INTERNATIONAL SMALL-CAP C	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	1,024.64	6.55%
	ALLIANZGI INTERNATIONAL SMALL-CAP D
b	ALLIANZGI INTERNATIONAL SMALL-CAP D	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FL 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	975.99	29.07%
b	ALLIANZGI INTERNATIONAL SMALL-CAP D	AMERICAN ENTERPRISE INVESTMENT SVC FBO #41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	683.53	20.36%
b	ALLIANZGI INTERNATIONAL SMALL-CAP D	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	486.53	14.49%
	ALLIANZGI INTERNATIONAL SMALL-CAP D	INTERACTIVE BROKERS LLC 2 PICKWICK PLAZA GREENWICH CT 06830-5576	443.41	13.21%
	ALLIANZGI INTERNATIONAL SMALL-CAP D	ALLIANZ ASSET MANAGEMENT OF AMERICA ATTN: KIM PHAN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	359.67	10.71%
b	ALLIANZGI INTERNATIONAL SMALL-CAP D	AMERITRADE INC FEBO OUR CLIENT PO BOX 2226 OMAHA NE 68103-2226	304.16	9.06%
	ALLIANZGI INTERNATIONAL SMALL-CAP R
	ALLIANZGI INTERNATIONAL SMALL-CAP R	ALLIANZ ASSET MANAGEMENT OF AMERICA ATTN: KIM PHAN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	363.52	88.00%
b	ALLIANZGI INTERNATIONAL SMALL-CAP R	ATTN NPIO TRADE DESK DCGT TRUSTEE & OR CUSTODIAN FBO PRINCIPAL FINANCIAL GROUP QUALI FIED FIA OMNIBUS 711 HIGH ST DES MOINES IA 50392-0001	49.55	12.00%
	ALLIANZGI INTL SMALL-CAP ADMIN
	ALLIANZGI INTL SMALL-CAP ADMIN	ALLIANZ ASSET MANAGEMENT OF AMERICA ATTN: KIM PHAN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	362.96	100.00%
	ALLIANZGI INTL SMALL-CAP INST
	ALLIANZGI INTL SMALL-CAP INST	PLYMOUTH COUNTY RETIREMENT ASSOCIAT 10 CORDAGE PARK CIR STE 234 PLYMOUTH MA 02360-7907	819,840.00	33.34%

			Amount &	Percentage of
			Beneficial Nature	Outstanding Share
	Fund Name	Registration	of Ownership	of Ownership
b	ALLIANZGI INTL SMALL-CAP INST	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	563,518.81	22.91%
	ALLIANZGI INTL SMALL-CAP INST	ALLIANZ FUNDS MULTI-STRATEGY TRUST ON BEHALF OF ALLIANZGI RETIREMENT INCOME FUND ATTN STEPHEN SEXAUER 600 W BROADWAY SAN DIEGO CA 92101-3311	181,181.91	7.37%
	ALLIANZGI INTL SMALL-CAP INST	STATE STREET AS CUSTODIAN FOR SOUTH DAKOTA COLLEGEACCESS 529 PLAN AGE-BASED PORTFOLIO 7-10 P51B ATTN STATE STREET TRUST OPERATIONS 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	129,034.50	5.25%
	ALLIANZGI INTL SMALL-CAP P
b	ALLIANZGI INTL SMALL-CAP P	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	351,634.80	41.09%
b	ALLIANZGI INTL SMALL-CAP P	NATIONAL FINANCIAL SERVICES FOR EXCLUSIVE BENEFIT OF OUR CUSTOM ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	235,865.64	27.56%
	ALLIANZGI INTL SMALL-CAP P	ELIZABETH C CONSIDINE TR TERRY CONSIDINE CARBONDALE CORP RET TRUST 4582 S ULSTER ST STE 1100 DENVER CO 80237-2662	73,572.13	8.60%
b	ALLIANZGI INTL SMALL-CAP P	TAYNIK & CO C/O INVESTORS BANK & TRUST 200 CLARENDON ST FCG 124 BOSTON MA 02116-5097	47,825.09	5.59%
	ALLIANZGI MICRO CAP A
	ALLIANZGI MICRO CAP A	BILLY R BENTLEY & SHIRLEY M BENTLEY JTWROS 177 GREENLAWN DR NE MERIDIANVILLE AL 35759-2426	9,298.61	42.30%
	ALLIANZGI MICRO CAP A	SSB&T CUST FBO KEATING & ASSOCIATES THOMAS M KEATING JR SEP IRA 6400 N ELM TREE RD GLENDALE WI 53217-4126	2,387.04	10.86%
b	ALLIANZGI MICRO CAP A	APEX CLEARING CORPORATION FBO 742-14889-12 C/O PENSON FINANCIAL SERVICES 1700 PACIFIC AVE STE 1400 DALLAS TX 75201-4607	2,093.15	9.52%
b	ALLIANZGI MICRO CAP A	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	1,258.07	5.72%
b	ALLIANZGI MICRO CAP A	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	1,218.09	5.54%
	ALLIANZGI MICRO CAP INST
a,b	ALLIANZGI MICRO CAP INST	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	1,044,437.35	41.25%
b	ALLIANZGI MICRO CAP INST	NATIONAL FINANCIAL SERVICES FOR EXCLUSIVE BENEFIT OF OUR CUSTOM ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	511,429.08	20.20%
	ALLIANZGI MICRO CAP INST	M J MURDOCK CHARITABLE TRUST PO BOX 1618 VANCOUVER WA 98668-1618	418,054.37	16.51%
	ALLIANZGI MICRO CAP INST	MERCER TRUST COMPANY TTEE FBO HD SUPPLY 401 K RETIREMENT PLAN 1 INVESTORS WAY MSC N-1-D NORWOOD MA 02062-1599	328,257.34	12.96%
	ALLIANZGI MICRO CAP P
b	ALLIANZGI MICRO CAP P	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	47,514.09	59.98%
b	ALLIANZGI MICRO CAP P	LPL FBO LPL CUSTOMERS ATTN: MUTUAL FUND OPERATIONS 1 BEACON ST FL 22 BOSTON MA 02108-3106	30,777.32	38.85%
	ALLIANZGI MULTI-ASSET REAL RETURN A
b	ALLIANZGI MULTI-ASSET REAL RETURN A	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	858.68	56.29%
	ALLIANZGI MULTI-ASSET REAL RETURN A	ALLIANZ ASSET MANAGEMENT OF AMERICA ATTN: KIM PHAN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	666.67	43.71%
	ALLIANZGI MULTI-ASSET REAL RETURN C
	ALLIANZGI MULTI-ASSET REAL RETURN C	ALLIANZ ASSET MANAGEMENT OF AMERICA ATTN: KIM PHAN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	666.67	100.00%
	ALLIANZGI MULTI-ASSET REAL RETURN D
	ALLIANZGI MULTI-ASSET REAL RETURN D	ALLIANZ ASSET MANAGEMENT OF AMERICA ATTN: KIM PHAN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	666.67	100.00%
	ALLIANZGI MULTI-ASSET REAL RETURN I
a	ALLIANZGI MULTI-ASSET REAL RETURN I	ALLIANZ ASSET MANAGEMENT OF AMERICA ATTN: KIM PHAN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	333,333.33	100.00%
	ALLIANZGI MULTI-ASSET REAL RETURN P
	ALLIANZGI MULTI-ASSET REAL RETURN P	ALLIANZ ASSET MANAGEMENT OF AMERICA ATTN: KIM PHAN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	666.67	100.00%

			Amount &	Percentage of
			Beneficial Nature	Outstanding Share
	Fund Name	Registration	of Ownership	of Ownership
	ALLIANZGI NFJ EMERGING MARKETS VALUE A
	ALLIANZGI NFJ EMERGING MARKETS VALUE A	ALLIANZ ASSET MANAGEMENT OF AMERICA ATTN: KIM PHAN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	666.67	100.00%
	ALLIANZGI NFJ EMERGING MARKETS VALUE C
	ALLIANZGI NFJ EMERGING MARKETS VALUE C	ALLIANZ ASSET MANAGEMENT OF AMERICA ATTN: KIM PHAN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	666.67	100.00%
	ALLIANZGI NFJ EMERGING MARKETS VALUE D
b	ALLIANZGI NFJ EMERGING MARKETS VALUE D	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	30,600.19	79.90%
b	ALLIANZGI NFJ EMERGING MARKETS VALUE D	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	7,032.56	18.36%
	ALLIANZGI NFJ EMERGING MARKETS VALUE P
	ALLIANZGI NFJ EMERGING MARKETS VALUE P	ALLIANZ ASSET MANAGEMENT OF AMERICA ATTN: KIM PHAN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	666.67	100.00%
	ALLIANZGI NFJ EMERGING MKT VALUE INST
a	ALLIANZGI NFJ EMERGING MKT VALUE INST	ALLIANZ ASSET MANAGEMENT OF AMERICA ATTN: KIM PHAN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	200,000.00	98.62%
	ALLIANZGI NFJ GLBL DIVIDEND VALUE INST
	ALLIANZGI NFJ GLBL DIVIDEND VALUE INST	ALLIANZ FUNDS MULTI-STRATEGY TRUST ON BEHALF OF ALLIANZGI RETIREMENT INCOME FUND ATTN STEPHEN SEXAUER 600 W BROADWAY SAN DIEGO CA 92101-3311	590,066.05	24.63%
b	ALLIANZGI NFJ GLBL DIVIDEND VALUE INST	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	497,042.75	20.74%
	ALLIANZGI NFJ GLBL DIVIDEND VALUE INST	STATE STREET AS CUSTODIAN FOR SOUTH DAKOTA COLLEGEACESS 529 PLAN AGE-BASED PORTFOLIO 11-14 P51D ATTN: TRUST OPERATIONS 801 PENNSYLVANIA KANSAS CITY MO 64105-1307	188,144.13	7.85%
	ALLIANZGI NFJ GLBL DIVIDEND VALUE INST	STATE STREET AS CUSTODIAN FOR SOUTH DAKOTA COLLEGEACCESS 529 PLAN AGE-BASED PORTFOLIO 7-10 P51B ATTN STATE STREET TRUST OPERATIONS 801 PENNSYLVANIA AVE KANSAS CITY MO 64105-1307	174,600.26	7.29%
	ALLIANZGI NFJ GLOBAL DIVIDEND VALUE A
b	ALLIANZGI NFJ GLOBAL DIVIDEND VALUE A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	220,440.69	48.63%
b	ALLIANZGI NFJ GLOBAL DIVIDEND VALUE A	AMERICAN ENTERPRISE INVESTMENT SVC FBO #41999970 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	52,194.01	11.51%
b	ALLIANZGI NFJ GLOBAL DIVIDEND VALUE A	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	40,773.30	9.00%
b	ALLIANZGI NFJ GLOBAL DIVIDEND VALUE A	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	38,108.18	8.41%
b	ALLIANZGI NFJ GLOBAL DIVIDEND VALUE A	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	25,577.10	5.64%
	ALLIANZGI NFJ GLOBAL DIVIDEND VALUE C
b	ALLIANZGI NFJ GLOBAL DIVIDEND VALUE C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	26,564.91	12.10%
b	ALLIANZGI NFJ GLOBAL DIVIDEND VALUE C	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	22,646.27	10.32%
b	ALLIANZGI NFJ GLOBAL DIVIDEND VALUE C	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	18,879.30	8.60%
b	ALLIANZGI NFJ GLOBAL DIVIDEND VALUE C	LPL FINANCIAL A/C 1863-6490 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	11,856.14	5.40%
	ALLIANZGI NFJ GLOBAL DIVIDEND VALUE D
b	ALLIANZGI NFJ GLOBAL DIVIDEND VALUE D	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	10,396.76	40.62%
b	ALLIANZGI NFJ GLOBAL DIVIDEND VALUE D	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FL 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	9,214.39	36.00%
b	ALLIANZGI NFJ GLOBAL DIVIDEND VALUE D	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	2,143.14	8.37%
	ALLIANZGI NFJ GLOBAL DIVIDEND VALUE P
b	ALLIANZGI NFJ GLOBAL DIVIDEND VALUE P	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	54,539.18	97.25%

			Amount &	Percentage of
			Beneficial Nature	Outstanding Share
	Fund Name	Registration	of Ownership	of Ownership
	ALLIANZGI NFJ INTERNATIONAL VALUE II A
b	ALLIANZGI NFJ INTERNATIONAL VALUE II A	AMERICAN ENTERPRISE INVESTMENT SVC FBO #41999970 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	2,256.23	74.04%
	ALLIANZGI NFJ INTERNATIONAL VALUE II A	ALLIANZ ASSET MANAGEMENT OF AMERICA ATTN: KIM PHAN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	688.38	22.59%
	ALLIANZGI NFJ INTERNATIONAL VALUE II C
	ALLIANZGI NFJ INTERNATIONAL VALUE II C	ALLIANZ ASSET MANAGEMENT OF AMERICA ATTN: KIM PHAN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	682.86	72.86%
b	ALLIANZGI NFJ INTERNATIONAL VALUE II C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	254.42	27.14%
	ALLIANZGI NFJ INTERNATIONAL VALUE II D
	ALLIANZGI NFJ INTERNATIONAL VALUE II D	ALLIANZ ASSET MANAGEMENT OF AMERICA ATTN: KIM PHAN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	687.39	99.73%
	ALLIANZGI NFJ INTERNATIONAL VALUE II P
	ALLIANZGI NFJ INTERNATIONAL VALUE II P	ALLIANZ ASSET MANAGEMENT OF AMERICA ATTN: KIM PHAN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	688.85	100.00%
	ALLIANZGI NFJ INTL SMALL-CAP VAL INST
a	ALLIANZGI NFJ INTL SMALL-CAP VAL INST	ALLIANZ ASSET MANAGEMENT OF AMERICA ATTN: KIM PHAN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	203,291.58	74.51%
b	ALLIANZGI NFJ INTL SMALL-CAP VAL INST	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUND DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	50,464.41	18.49%
	ALLIANZGI NFJ INTL SMALL-CAP VALUE A
b	ALLIANZGI NFJ INTL SMALL-CAP VALUE A	CITY NATIONAL BANK A/C # 200097202 FBO WGA ASSURANCE TRUST/ AT SURPLUS 555 S FLOWER ST STE 1000 LOS ANGELES CA 90071-2429	59,760.85	93.75%
	ALLIANZGI NFJ INTL SMALL-CAP VALUE C
	ALLIANZGI NFJ INTL SMALL-CAP VALUE C	ALLIANZ ASSET MANAGEMENT OF AMERICA ATTN: KIM PHAN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	673.96	55.25%
b	ALLIANZGI NFJ INTL SMALL-CAP VALUE C	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	545.85	44.75%
	ALLIANZGI NFJ INTL SMALL-CAP VALUE D
b	ALLIANZGI NFJ INTL SMALL-CAP VALUE D	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	21,005.16	65.10%
b	ALLIANZGI NFJ INTL SMALL-CAP VALUE D	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FL 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	9,411.90	29.17%
	ALLIANZGI NFJ INTL SMALL-CAP VALUE P
	ALLIANZGI NFJ INTL SMALL-CAP VALUE P	ALLIANZ ASSET MANAGEMENT OF AMERICA ATTN: KIM PHAN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	677.14	100.00%
	ALLIANZGI NFJ INTL VALUE II INST
a	ALLIANZGI NFJ INTL VALUE II INST	ALLIANZ ASSET MANAGEMENT OF AMERICA ATTN: KIM PHAN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	206,857.96	99.30%
	ALLIANZGI REDWOOD A
b	ALLIANZGI REDWOOD A	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	59,064.87	72.69%
b	ALLIANZGI REDWOOD A	AMERICAN ENTERPRISE INVESTMENT SVC FBO #41999970 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	13,164.25	16.20%
	ALLIANZGI REDWOOD A	SSB&T CUST ROLLOVER IRA FBO LAWRENCE HALL 904 E LIBERTY DR WHEATON IL 60187-5640	6,153.90	7.57%
	ALLIANZGI REDWOOD C
	ALLIANZGI REDWOOD C	SSB&T CUST ROTH IRA FBO STEVEN H TIGGES 4433 BUR OAK DR VADNAIS HTS MN 55127-3521	1,082.59	32.26%
b	ALLIANZGI REDWOOD C	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	1,013.84	30.21%
	ALLIANZGI REDWOOD C	ALLIANZ ASSET MANAGEMENT OF AMERICA ATTN: KIM PHAN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	668.05	19.90%
b	ALLIANZGI REDWOOD C	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	289.03	8.61%
	ALLIANZGI REDWOOD D
b	ALLIANZGI REDWOOD D	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	4,514.80	80.92%
	ALLIANZGI REDWOOD D	ALLIANZ ASSET MANAGEMENT OF AMERICA ATTN: KIM PHAN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	666.67	11.95%

			Amount &	Percentage of
			Beneficial Nature	Outstanding Share
	Fund Name	Registration	of Ownership	of Ownership
b	ALLIANZGI REDWOOD D	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FL 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	332.01	5.95%
	ALLIANZGI REDWOOD INST
b	ALLIANZGI REDWOOD INST	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	293,089.44	58.51%
a	ALLIANZGI REDWOOD INST	ALLIANZ ASSET MANAGEMENT OF AMERICA ATTN: KIM PHAN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	201,231.59	40.17%
	ALLIANZGI REDWOOD P
b	ALLIANZGI REDWOOD P	LPL FINANCIAL A/C 1000-0005 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	8,439.19	92.64%
	ALLIANZGI REDWOOD P	ALLIANZ ASSET MANAGEMENT OF AMERICA ATTN: KIM PHAN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	670.02	7.36%
	ALLIANZGI RETIREMENT 2015 A
b	ALLIANZGI RETIREMENT 2015 A	WELLS FARGO FBO VARIOUS RETIREMENT PLANS 1525 WEST WT HARRIS BLVD CHARLOTTE NC 28288-1076	213,398.43	66.56%
b	ALLIANZGI RETIREMENT 2015 A	FRONTIER TR CO FBO HORIZON MEDICAL GROUP PC 401K PS P O BOX 10758 FARGO ND 58106-0758	38,392.74	11.97%
b	ALLIANZGI RETIREMENT 2015 A	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	16,932.59	5.28%
	ALLIANZGI RETIREMENT 2015 ADMIN
b	ALLIANZGI RETIREMENT 2015 ADMIN	AMERICAN UNITED LIFE INSURANCE CO UNIT INVESTMENT TRUST SEPARATE ACCOUNTS ADMINISTRATION PO BOX 368 INDIANAPOLIS IN 46206-0368	39,840.29	98.03%
	ALLIANZGI RETIREMENT 2015 C
b	ALLIANZGI RETIREMENT 2015 C	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	12,226.51	12.45%
b	ALLIANZGI RETIREMENT 2015 C	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	5,938.92	6.05%
b	ALLIANZGI RETIREMENT 2015 C	LPL FINANCIAL A/C 2344-4953 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	5,405.98	5.50%
	ALLIANZGI RETIREMENT 2015 D
b	ALLIANZGI RETIREMENT 2015 D	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FL 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	19,324.94	68.00%
b	ALLIANZGI RETIREMENT 2015 D	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	4,647.42	16.35%
b	ALLIANZGI RETIREMENT 2015 D	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	1,948.93	6.86%
	ALLIANZGI RETIREMENT 2015 INST
	ALLIANZGI RETIREMENT 2015 INST	ALLIANZ ASSET MANAGEMENT OF AMERICA ATTN: KIM PHAN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	185,578.88	46.64%
	ALLIANZGI RETIREMENT 2015 INST	FRONTIER TRUST CO FBO POWERS & SONS LLC 401K PLAN #215707 PO BOX 10758 FARGO ND 58106-0758	87,960.53	22.11%
b	ALLIANZGI RETIREMENT 2015 INST	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	85,410.22	21.47%
	ALLIANZGI RETIREMENT 2015 INST	FRONTIER TRUST CO FBO GREENE ESPEL PLLP RETIREMENT PLAN # 210841 PO BOX 10758 FARGO ND 58106-0758	31,394.04	7.89%
	ALLIANZGI RETIREMENT 2015 P
b	ALLIANZGI RETIREMENT 2015 P	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	186,452.20	97.03%
	ALLIANZGI RETIREMENT 2015 R
	ALLIANZGI RETIREMENT 2015 R	WILMINGTON TR RISC TTEE FBO 3 DIMENSIONAL SERVICES GROUP 401K PO BOX 52129 PHOENIX AZ 85072-2129	24,132.37	94.48%
	ALLIANZGI RETIREMENT 2020 A
a,b	ALLIANZGI RETIREMENT 2020 A	WELLS FARGO FBO VARIOUS RETIREMENT PLANS 1525 WEST WT HARRIS BLVD CHARLOTTE NC 28288-1076	411,728.33	76.11%
	ALLIANZGI RETIREMENT 2020 A	FRONTIER TR CO FBO HORIZON MEDICAL GROUP PC 401K PS P O BOX 10758 FARGO ND 58106-0758	106,236.37	19.64%
	ALLIANZGI RETIREMENT 2020 ADMIN
b	ALLIANZGI RETIREMENT 2020 ADMIN	AMERICAN UNITED LIFE INSURANCE CO UNIT INVESTMENT TRUST SEPARATE ACCOUNTS ADMINISTRATION PO BOX 368 INDIANAPOLIS IN 46206-0368	26,380.73	79.99%

			Amount &	Percentage of
			Beneficial Nature	Outstanding Share
	Fund Name	Registration	of Ownership	of Ownership
	ALLIANZGI RETIREMENT 2020 ADMIN	RELIANCE TRUST COMPANY CUSTODIAN FBO ANESTHESIA CARE GROUP PC 401K PROFIT SHARING PLAN PO BOX 48529 ATLANTA GA 30362-1529	5,775.39	17.51%
	ALLIANZGI RETIREMENT 2020 C
b	ALLIANZGI RETIREMENT 2020 C	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	2,564.81	12.15%
	ALLIANZGI RETIREMENT 2020 C	SSB&T CUST IRA FBO YVONNE SYDNEY BASS 4257 N 27TH ST PHOENIX AZ 85016-5703	2,377.74	11.26%
	ALLIANZGI RETIREMENT 2020 C	STEPHENS INC FBO 111 CENTER STREET # 27602146 LITTLE ROCK AR 72201-4402	1,058.76	5.02%
	ALLIANZGI RETIREMENT 2020 D
b	ALLIANZGI RETIREMENT 2020 D	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FL 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	11,953.93	81.50%
	ALLIANZGI RETIREMENT 2020 D	ALLIANZ ASSET MANAGEMENT OF AMERICA ATTN: KIM PHAN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	822.05	5.60%
	ALLIANZGI RETIREMENT 2020 INST
	ALLIANZGI RETIREMENT 2020 INST	ALLIANZ ASSET MANAGEMENT OF AMERICA ATTN: KIM PHAN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	190,793.98	50.17%
b	ALLIANZGI RETIREMENT 2020 INST	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	78,227.97	20.57%
	ALLIANZGI RETIREMENT 2020 INST	FRONTIER TRUST CO FBO POWERS & SONS LLC 401K PLAN #215707 PO BOX 10758 FARGO ND 58106-0758	78,159.43	20.55%
	ALLIANZGI RETIREMENT 2020 INST	RELIANCE TRUST COMPANY CUSTODIAN FBO TENNESSEE ORTHOPAEDIC A 401K PLAN PO BOX 48529 ATLANTA GA 30362-1529	30,157.27	7.93%
	ALLIANZGI RETIREMENT 2020 P
b	ALLIANZGI RETIREMENT 2020 P	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	235,093.47	61.11%
b	ALLIANZGI RETIREMENT 2020 P	CHARLES SCHWAB & CO SPECIAL CUSTODY ACCT FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: CAROL WU/MUTUAL FUND OPS 211 MAIN ST SAN FRANCISCO CA 94105-1905	147,906.80	38.45%
	ALLIANZGI RETIREMENT 2020 R
	ALLIANZGI RETIREMENT 2020 R	WILMINGTON TR RISC TTEE FBO 3 DIMENSIONAL SERVICES GROUP 401K PO BOX 52129 PHOENIX AZ 85072-2129	50,185.71	93.64%
	ALLIANZGI RETIREMENT 2025 A
a,b	ALLIANZGI RETIREMENT 2025 A	WELLS FARGO BANK FBO VARIOUS RETIREMENT PLANS 1525 WEST WT HARRIS BLVD CHARLOTTE NC 28288-1076	580,964.23	77.32%
	ALLIANZGI RETIREMENT 2025 A	FRONTIER TR CO FBO HORIZON MEDICAL GROUP PC 401K PS P O BOX 10758 FARGO ND 58106-0758	149,645.10	19.92%
	ALLIANZGI RETIREMENT 2025 ADMIN
b	ALLIANZGI RETIREMENT 2025 ADMIN	AMERICAN UNITED LIFE INSURANCE CO UNIT INVESTMENT TRUST SEPARATE ACCOUNTS ADMINISTRATION PO BOX 368 INDIANAPOLIS IN 46206-0368	22,987.06	97.07%
	ALLIANZGI RETIREMENT 2025 INST
	ALLIANZGI RETIREMENT 2025 INST	ALLIANZ ASSET MANAGEMENT OF AMERICA ATTN: KIM PHAN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	145,931.66	52.88%
	ALLIANZGI RETIREMENT 2025 INST	FRONTIER TRUST CO FBO POWERS & SONS LLC 401K PLAN #215707 PO BOX 10758 FARGO ND 58106-0758	69,431.55	25.16%
	ALLIANZGI RETIREMENT 2025 INST	FRONTIER TRUST CO FBO GREENE ESPEL PLLP RETIREMENT PLAN # 210841 PO BOX 10758 FARGO ND 58106-0758	38,011.43	13.77%
	ALLIANZGI RETIREMENT 2025 INST	RELIANCE TRUST COMPANY CUSTODIAN FBO TENNESSEE ORTHOPAEDIC A 401K PLAN PO BOX 48529 ATLANTA GA 30362-1529	22,597.69	8.19%
	ALLIANZGI RETIREMENT 2025 P
b	ALLIANZGI RETIREMENT 2025 P	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	246,078.87	98.07%
	ALLIANZGI RETIREMENT 2025 R
	ALLIANZGI RETIREMENT 2025 R	WILMINGTON TR RISC TTEE FBO 3 DIMENSIONAL SERVICES GROUP 401K PO BOX 52129 PHOENIX AZ 85072-2129	51,373.19	88.19%
	ALLIANZGI RETIREMENT 2025 R	FRONTIER TR CO FBO ROBERT GRAY PARTNERS INC 401K P P O BOX 10758 FARGO ND 58106-0758	5,615.69	9.64%
	ALLIANZGI RETIREMENT 2030 A
b	ALLIANZGI RETIREMENT 2030 A	WELLS FARGO FBO VARIOUS RETIREMENT PLANS 1525 WEST WT HARRIS BLVD CHARLOTTE NC 28288-1076	364,463.99	79.61%
	ALLIANZGI RETIREMENT 2030 A	FRONTIER TR CO FBO HORIZON MEDICAL GROUP PC 401K PS P O BOX 10758 FARGO ND 58106-0758	54,665.85	11.94%

			Amount &	Percentage of
			Beneficial Nature	Outstanding Share
	Fund Name	Registration	of Ownership	of Ownership
	ALLIANZGI RETIREMENT 2030 ADMIN
b	ALLIANZGI RETIREMENT 2030 ADMIN	AMERICAN UNITED LIFE INSURANCE CO UNIT INVESTMENT TRUST SEPARATE ACCOUNTS ADMINISTRATION PO BOX 368 INDIANAPOLIS IN 46206-0368	8,913.11	91.42%
	ALLIANZGI RETIREMENT 2030 ADMIN	ALLIANZ ASSET MANAGEMENT OF AMERICA ATTN: KIM PHAN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	836.44	8.58%
	ALLIANZGI RETIREMENT 2030 C
	ALLIANZGI RETIREMENT 2030 C	SSB&T CUST SIMPLE IRA MAPLEVIEW ANIMAL CLINIC FBO ROBERT J KRAPFL 13652 LARIMORE AVE OMAHA NE 68164-6129	8,129.10	21.32%
b	ALLIANZGI RETIREMENT 2030 C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	5,400.86	14.16%
b	ALLIANZGI RETIREMENT 2030 C	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	2,241.78	5.88%
	ALLIANZGI RETIREMENT 2030 D
b	ALLIANZGI RETIREMENT 2030 D	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FL 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	6,701.84	30.52%
b	ALLIANZGI RETIREMENT 2030 D	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	6,168.65	28.09%
b	ALLIANZGI RETIREMENT 2030 D	AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	5,921.95	26.97%
b	ALLIANZGI RETIREMENT 2030 D	CAPITAL ONE SHAREBUILDER INC — OMNIBUS ACCOUNT — 83 S KING ST STE 700 SEATTLE WA 98104-2851	1,617.31	7.37%
	ALLIANZGI RETIREMENT 2030 INST
	ALLIANZGI RETIREMENT 2030 INST	ALLIANZ ASSET MANAGEMENT OF AMERICA ATTN: KIM PHAN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	248,184.97	49.53%
b	ALLIANZGI RETIREMENT 2030 INST	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	160,214.73	31.97%
	ALLIANZGI RETIREMENT 2030 INST	FRONTIER TRUST CO FBO POWERS & SONS LLC 401K PLAN #215707 PO BOX 10758 FARGO ND 58106-0758	48,709.66	9.72%
	ALLIANZGI RETIREMENT 2030 INST	RELIANCE TRUST COMPANY CUSTODIAN FBO TENNESSEE ORTHOPAEDIC A 401K PLAN PO BOX 48529 ATLANTA GA 30362-1529	30,051.83	6.00%
	ALLIANZGI RETIREMENT 2030 P
b	ALLIANZGI RETIREMENT 2030 P	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	259,917.77	66.50%
b	ALLIANZGI RETIREMENT 2030 P	CHARLES SCHWAB & CO SPECIAL CUSTODY ACCT FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: CAROL WU/MUTUAL FUND OPS 211 MAIN ST SAN FRANCISCO CA 94105-1905	129,586.47	33.15%
	ALLIANZGI RETIREMENT 2030 R
	ALLIANZGI RETIREMENT 2030 R	WILMINGTON TR RISC TTEE FBO 3 DIMENSIONAL SERVICES GROUP 401K PO BOX 52129 PHOENIX AZ 85072-2129	54,112.79	80.11%
	ALLIANZGI RETIREMENT 2030 R	FRONTIER TR CO FBO ROBERT GRAY PARTNERS INC 401K P P O BOX 10758 FARGO ND 58106-0758	9,745.06	14.43%
	ALLIANZGI RETIREMENT 2035 A
b	ALLIANZGI RETIREMENT 2035 A	WELLS FARGO BANK FBO VARIOUS RETIREMENT PLANS 1525 WEST WT HARRIS BLVD CHARLOTTE NC 28288-1076	233,400.93	77.29%
	ALLIANZGI RETIREMENT 2035 A	FRONTIER TR CO FBO HORIZON MEDICAL GROUP PC 401K PS P O BOX 10758 FARGO ND 58106-0758	61,052.80	20.22%
	ALLIANZGI RETIREMENT 2035 ADMIN
b	ALLIANZGI RETIREMENT 2035 ADMIN	AMERICAN UNITED LIFE INSURANCE CO UNIT INVESTMENT TRUST SEPARATE ACCOUNTS ADMINISTRATION PO BOX 368 INDIANAPOLIS IN 46206-0368	8,438.53	92.32%
	ALLIANZGI RETIREMENT 2035 ADMIN	ALLIANZ ASSET MANAGEMENT OF AMERICA ATTN: KIM PHAN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	691.90	7.57%
	ALLIANZGI RETIREMENT 2035 INST
	ALLIANZGI RETIREMENT 2035 INST	ALLIANZ ASSET MANAGEMENT OF AMERICA ATTN: KIM PHAN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	208,087.28	68.01%
	ALLIANZGI RETIREMENT 2035 INST	FRONTIER TRUST CO FBO POWERS & SONS LLC 401K PLAN #215707 PO BOX 10758 FARGO ND 58106-0758	78,026.72	25.50%
	ALLIANZGI RETIREMENT 2035 INST	RELIANCE TRUST COMPANY CUSTODIAN FBO TENNESSEE ORTHOPAEDIC A 401K PLAN PO BOX 48529 ATLANTA GA 30362-1529	19,840.78	6.48%
	ALLIANZGI RETIREMENT 2035 P
a,b	ALLIANZGI RETIREMENT 2035 P	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	244,373.50	99.63%

			Amount &	Percentage of
			Beneficial Nature	Outstanding Share
	Fund Name	Registration	of Ownership	of Ownership
	ALLIANZGI RETIREMENT 2035 R
	ALLIANZGI RETIREMENT 2035 R	WILMINGTON TR RISC TTEE FBO 3 DIMENSIONAL SERVICES GROUP 401K PO BOX 52129 PHOENIX AZ 85072-2129	52,120.49	98.54%
	ALLIANZGI RETIREMENT 2040 A
b	ALLIANZGI RETIREMENT 2040 A	WELLS FARGO FBO VARIOUS RETIREMENT PLANS 1525 WEST WT HARRIS BLVD CHARLOTTE NC 28288-1076	179,217.80	76.21%
	ALLIANZGI RETIREMENT 2040 A	FRONTIER TR CO FBO HORIZON MEDICAL GROUP PC 401K PS P O BOX 10758 FARGO ND 58106-0758	38,922.90	16.55%
	ALLIANZGI RETIREMENT 2040 ADMIN
b	ALLIANZGI RETIREMENT 2040 ADMIN	AMERICAN UNITED LIFE INSURANCE CO UNIT INVESTMENT TRUST SEPARATE ACCOUNTS ADMINISTRATION PO BOX 368 INDIANAPOLIS IN 46206-0368	10,437.04	87.62%
	ALLIANZGI RETIREMENT 2040 ADMIN	ALLIANZ ASSET MANAGEMENT OF AMERICA ATTN: KIM PHAN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	875.84	7.35%
	ALLIANZGI RETIREMENT 2040 ADMIN	RELIANCE TRUST COMPANY CUSTODIAN FBO ANESTHESIA CARE GROUP PC 401K PROFIT SHARING PLAN PO BOX 48529 ATLANTA GA 30362-1529	598.88	5.03%
	ALLIANZGI RETIREMENT 2040 C
b	ALLIANZGI RETIREMENT 2040 C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	4,040.57	35.47%
b	ALLIANZGI RETIREMENT 2040 C	AMERITRADE INC FBO 7150110751 PO BOX 2226 OMAHA NE 68103-2226	2,417.23	21.22%
	ALLIANZGI RETIREMENT 2040 C	SSB&T CUST ROLLOVER IRA FBO BRYAN J KUHLMAN 9500 ROAD F9 LEIPSIC OH 45856-9435	1,105.56	9.70%
b	ALLIANZGI RETIREMENT 2040 C	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	1,041.23	9.14%
	ALLIANZGI RETIREMENT 2040 C	ALLIANZ ASSET MANAGEMENT OF AMERICA ATTN: KIM PHAN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	853.84	7.49%
	ALLIANZGI RETIREMENT 2040 C	SSB&T CUST IRA FBO PAUL L LIPIARSKI 4419 ALDRICH AVE S MINNEAPOLIS MN 55419-4821	827.94	7.27%
	ALLIANZGI RETIREMENT 2040 D
b	ALLIANZGI RETIREMENT 2040 D	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	4,383.07	40.16%
b	ALLIANZGI RETIREMENT 2040 D	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FL 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	3,622.79	33.19%
b	ALLIANZGI RETIREMENT 2040 D	TD AMERITRADE PO BOX 2226 OMAHA NE 68103-2226	1,031.61	9.45%
	ALLIANZGI RETIREMENT 2040 D	ALLIANZ ASSET MANAGEMENT OF AMERICA ATTN: KIM PHAN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	874.78	8.02%
	ALLIANZGI RETIREMENT 2040 INST
a	ALLIANZGI RETIREMENT 2040 INST	ALLIANZ ASSET MANAGEMENT OF AMERICA ATTN: KIM PHAN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	259,614.01	61.33%
b	ALLIANZGI RETIREMENT 2040 INST	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	80,870.59	19.10%
	ALLIANZGI RETIREMENT 2040 INST	FRONTIER TRUST CO FBO POWERS & SONS LLC 401K PLAN #215707 PO BOX 10758 FARGO ND 58106-0758	39,595.33	9.35%
	ALLIANZGI RETIREMENT 2040 INST	RELIANCE TRUST COMPANY CUSTODIAN FBO TENNESSEE ORTHOPAEDIC A 401K PLAN PO BOX 48529 ATLANTA GA 30362-1529	39,034.72	9.22%
	ALLIANZGI RETIREMENT 2040 P
b	ALLIANZGI RETIREMENT 2040 P	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	126,199.05	63.08%
b	ALLIANZGI RETIREMENT 2040 P	CHARLES SCHWAB & CO SPECIAL CUSTODY ACCT FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: CAROL WU/MUTUAL FUND OPS 211 MAIN ST SAN FRANCISCO CA 94105-1905	72,988.27	36.48%
	ALLIANZGI RETIREMENT 2040 R
	ALLIANZGI RETIREMENT 2040 R	WILMINGTON TR RISC TTEE FBO 3 DIMENSIONAL SERVICES GROUP 401K PO BOX 52129 PHOENIX AZ 85072-2129	41,790.32	90.46%
b	ALLIANZGI RETIREMENT 2040 R	MLPF & S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	2,860.31	6.19%
	ALLIANZGI RETIREMENT 2045 A
a,b	ALLIANZGI RETIREMENT 2045 A	WELLS FARGO BANK FBO VARIOUS RETIREMENT PLANS 1525 WEST WT HARRIS BLVD CHARLOTTE NC 28288-1076	137,530.34	86.82%

			Amount &	Percentage of
			Beneficial Nature	Outstanding Share
	Fund Name	Registration	of Ownership	of Ownership
	ALLIANZGI RETIREMENT 2045 A	FRONTIER TR CO FBO HORIZON MEDICAL GROUP PC 401K PS P O BOX 10758 FARGO ND 58106-0758	16,221.86	10.24%
	ALLIANZGI RETIREMENT 2045 ADMIN
b	ALLIANZGI RETIREMENT 2045 ADMIN	AMERICAN UNITED LIFE INSURANCE CO UNIT INVESTMENT TRUST SEPARATE ACCOUNTS ADMINISTRATION PO BOX 368 INDIANAPOLIS IN 46206-0368	10,186.13	93.16%
	ALLIANZGI RETIREMENT 2045 ADMIN	ALLIANZ ASSET MANAGEMENT OF AMERICA ATTN: KIM PHAN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	696.97	6.37%
	ALLIANZGI RETIREMENT 2045 INST
a	ALLIANZGI RETIREMENT 2045 INST	ALLIANZ ASSET MANAGEMENT OF AMERICA ATTN: KIM PHAN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	209,582.51	92.28%
	ALLIANZGI RETIREMENT 2045 P
b	ALLIANZGI RETIREMENT 2045 P	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	90,274.82	99.23%
	ALLIANZGI RETIREMENT 2045 R
	ALLIANZGI RETIREMENT 2045 R	WILMINGTON TR RISC TTEE FBO 3 DIMENSIONAL SERVICES GROUP 401K PO BOX 52129 PHOENIX AZ 85072-2129	17,492.54	91.15%
	ALLIANZGI RETIREMENT 2050 A
b	ALLIANZGI RETIREMENT 2050 A	WELLS FARGO FBO VARIOUS RETIREMENT PLANS 1525 WEST WT HARRIS BLVD CHARLOTTE NC 28288-1076	25,168.97	73.36%
	ALLIANZGI RETIREMENT 2050 A	FRONTIER TR CO FBO HORIZON MEDICAL GROUP PC 401K PS P O BOX 10758 FARGO ND 58106-0758	3,302.90	9.63%
	ALLIANZGI RETIREMENT 2050 ADMIN
b	ALLIANZGI RETIREMENT 2050 ADMIN	AMERICAN UNITED LIFE INSURANCE CO UNIT INVESTMENT TRUST SEPARATE ACCOUNTS ADMINISTRATION PO BOX 368 INDIANAPOLIS IN 46206-0368	1,008.34	53.01%
	ALLIANZGI RETIREMENT 2050 ADMIN	ALLIANZ ASSET MANAGEMENT OF AMERICA ATTN: KIM PHAN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	893.83	46.99%
	ALLIANZGI RETIREMENT 2050 C
	ALLIANZGI RETIREMENT 2050 C	ALLIANZ ASSET MANAGEMENT OF AMERICA ATTN: KIM PHAN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	872.72	26.40%
b	ALLIANZGI RETIREMENT 2050 C	ROBERT W BAIRD & CO INC A/C 2306-3081 777 EAST WISCONSIN AVENUE MILWAUKEE WI 53202-5391	746.13	22.57%
	ALLIANZGI RETIREMENT 2050 C	SSB&T CUST SIMPLE IRA MAPLEVIEW ANIMAL CLINIC PC FBO STEPHANIE M JONES 17008 HAWTHORNE PLZ #206 OMAHA NE 68118-2855	610.05	18.46%
b	ALLIANZGI RETIREMENT 2050 C	ROBERT W BAIRD & CO INC A/C 3177-6342 777 EAST WISCONSIN AVENUE MILWAUKEE WI 53202-5391	542.00	16.40%
b	ALLIANZGI RETIREMENT 2050 C	ROBERT W BAIRD & CO INC A/C 7073-9912 777 EAST WISCONSIN AVENUE MILWAUKEE WI 53202-5391	310.89	9.41%
	ALLIANZGI RETIREMENT 2050 D
b	ALLIANZGI RETIREMENT 2050 D	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	4,011.83	40.89%
b	ALLIANZGI RETIREMENT 2050 D	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FL 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	2,346.04	23.91%
b	ALLIANZGI RETIREMENT 2050 D	TD AMERITRADE PO BOX 2226 OMAHA NE 68103-2226	2,094.77	21.35%
	ALLIANZGI RETIREMENT 2050 D	ALLIANZ ASSET MANAGEMENT OF AMERICA ATTN: KIM PHAN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	893.37	9.11%
	ALLIANZGI RETIREMENT 2050 INST
a	ALLIANZGI RETIREMENT 2050 INST	ALLIANZ ASSET MANAGEMENT OF AMERICA ATTN: KIM PHAN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	265,107.64	69.71%
b	ALLIANZGI RETIREMENT 2050 INST	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	89,239.06	23.47%
	ALLIANZGI RETIREMENT 2050 P
b	ALLIANZGI RETIREMENT 2050 P	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	38,607.04	86.71%
b	ALLIANZGI RETIREMENT 2050 P	CHARLES SCHWAB & CO SPECIAL CUSTODY ACCT FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: CAROL WU/MUTUAL FUND OPS 211 MAIN ST SAN FRANCISCO CA 94105-1905	5,020.01	11.27%

			Amount &	Percentage of
			Beneficial Nature	Outstanding Share
	Fund Name	Registration	of Ownership	of Ownership
	ALLIANZGI RETIREMENT 2050 R
	ALLIANZGI RETIREMENT 2050 R	WILMINGTON TR RISC TTEE FBO 3 DIMENSIONAL SERVICES GROUP 401K PO BOX 52129 PHOENIX AZ 85072-2129	19,676.10	83.96%
	ALLIANZGI RETIREMENT 2050 R	FRONTIER TR CO FBO ROBERT GRAY PARTNERS INC 401K P P O BOX 10758 FARGO ND 58106-0758	2,719.32	11.60%
	ALLIANZGI RETIREMENT 2055 A
	ALLIANZGI RETIREMENT 2055 A	FRONTIER TR CO FBO HORIZON MEDICAL GROUP PC 401K PS P O BOX 10758 FARGO ND 58106-0758	1,779.59	52.60%
b	ALLIANZGI RETIREMENT 2055 A	WELLS FARGO BANK FBO VARIOUS RETIREMENT PLANS 1525 WEST WT HARRIS BLVD CHARLOTTE NC 28288-1076	865.18	25.57%
	ALLIANZGI RETIREMENT 2055 A	ALLIANZ ASSET MANAGEMENT OF AMERICA ATTN: KIM PHAN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	712.24	21.05%
	ALLIANZGI RETIREMENT 2055 ADMIN
	ALLIANZGI RETIREMENT 2055 ADMIN	ALLIANZ ASSET MANAGEMENT OF AMERICA ATTN: KIM PHAN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	711.61	94.11%
b	ALLIANZGI RETIREMENT 2055 ADMIN	AMERICAN UNITED LIFE INSURANCE CO UNIT INVESTMENT TRUST SEPARATE ACCOUNTS ADMINISTRATION PO BOX 368 INDIANAPOLIS IN 46206-0368	44.52	5.89%
	ALLIANZGI RETIREMENT 2055 INST
a	ALLIANZGI RETIREMENT 2055 INST	ALLIANZ ASSET MANAGEMENT OF AMERICA ATTN: KIM PHAN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	213,944.78	98.55%
	ALLIANZGI RETIREMENT 2055 P
b	ALLIANZGI RETIREMENT 2055 P	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	3,541.89	82.25%
	ALLIANZGI RETIREMENT 2055 P	ALLIANZ ASSET MANAGEMENT OF AMERICA ATTN: KIM PHAN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	713.15	16.56%
	ALLIANZGI RETIREMENT 2055 R
	ALLIANZGI RETIREMENT 2055 R	WILMINGTON TR RISC TTEE FBO 3 DIMENSIONAL SERVICES GROUP 401K PO BOX 52129 PHOENIX AZ 85072-2129	1,935.07	72.29%
	ALLIANZGI RETIREMENT 2055 R	ALLIANZ ASSET MANAGEMENT OF AMERICA ATTN: KIM PHAN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	711.25	26.57%
	ALLIANZGI RETIREMENT INCOME A
b	ALLIANZGI RETIREMENT INCOME A	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	60,473.15	22.74%
b	ALLIANZGI RETIREMENT INCOME A	AMERICAN ENTERPRISE INVESTMENT SVC FBO #41999970 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	50,174.54	18.87%
b	ALLIANZGI RETIREMENT INCOME A	WELLS FARGO FBO VARIOUS RETIREMENT PLANS 1525 WEST WT HARRIS BLVD CHARLOTTE NC 28288-1076	44,460.94	16.72%
b	ALLIANZGI RETIREMENT INCOME A	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	24,560.98	9.24%
	ALLIANZGI RETIREMENT INCOME ADMIN
	ALLIANZGI RETIREMENT INCOME ADMIN	RELIANCE TRUST COMPANY CUSTODIAN FBO ANESTHESIA CARE GROUP PC 401K PROFIT SHARING PLAN PO BOX 48529 ATLANTA GA 30362-1529	2,457.70	69.68%
	ALLIANZGI RETIREMENT INCOME ADMIN	ALLIANZ ASSET MANAGEMENT OF AMERICA ATTN: KIM PHAN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	793.91	22.51%
b	ALLIANZGI RETIREMENT INCOME ADMIN	AMERICAN UNITED LIFE INSURANCE CO UNIT INVESTMENT TRUST SEPARATE ACCOUNTS ADMINISTRATION PO BOX 368 INDIANAPOLIS IN 46206-0368	275.43	7.81%
	ALLIANZGI RETIREMENT INCOME C
b	ALLIANZGI RETIREMENT INCOME C	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	122,995.87	35.39%
b	ALLIANZGI RETIREMENT INCOME C	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	41,507.13	11.94%
	ALLIANZGI RETIREMENT INCOME C	SSB&T CUST RITE CARPET & DECORATING SEP IRA FBO RAYMOND MILBERT 3 OVERHILL DR MARTINS FERRY OH 43935-1011	29,863.03	8.59%
	ALLIANZGI RETIREMENT INCOME D
b	ALLIANZGI RETIREMENT INCOME D	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FL 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	50,004.31	56.42%
b	ALLIANZGI RETIREMENT INCOME D	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	32,094.73	36.22%
	ALLIANZGI RETIREMENT INCOME INST
	ALLIANZGI RETIREMENT INCOME INST	ALLIANZ ASSET MANAGEMENT OF AMERICA ATTN: KIM PHAN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	213,492.08	37.43%

			Amount &	Percentage of
			Beneficial Nature	Outstanding Share
	Fund Name	Registration	of Ownership	of Ownership
	ALLIANZGI RETIREMENT INCOME INST	RELIANCE TRUST COMPANY CUSTODIAN FBO TENNESSEE ORTHOPAEDIC A 401K PLAN PO BOX 48529 ATLANTA GA 30362-1529	151,412.49	26.54%
b	ALLIANZGI RETIREMENT INCOME INST	AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	80,649.82	14.14%
	ALLIANZGI RETIREMENT INCOME INST	FRONTIER TRUST CO FBO POWERS & SONS LLC 401K PLAN #215707 PO BOX 10758 FARGO ND 58106-0758	43,811.13	7.68%
b	ALLIANZGI RETIREMENT INCOME INST	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	40,103.73	7.03%
	ALLIANZGI RETIREMENT INCOME P
b	ALLIANZGI RETIREMENT INCOME P	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	222,788.80	60.19%
b	ALLIANZGI RETIREMENT INCOME P	CHARLES SCHWAB & CO SPECIAL CUSTODY ACCT FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: CAROL WU/MUTUAL FUND OPS 211 MAIN ST SAN FRANCISCO CA 94105-1905	137,875.40	37.25%
	ALLIANZGI RETIREMENT INCOME R
	ALLIANZGI RETIREMENT INCOME R	WILMINGTON TR RISC TTEE FBO 3 DIMENSIONAL SERVICES GROUP 401K PO BOX 52129 PHOENIX AZ 85072-2129	5,558.61	81.77%
	ALLIANZGI RETIREMENT INCOME R	ALLIANZ ASSET MANAGEMENT OF AMERICA ATTN: KIM PHAN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	768.17	11.30%
b	ALLIANZGI RETIREMENT INCOME R	AMERITRADE INC FEBO OUR CLIENT PO BOX 2226 OMAH ANE NE 68103-2226	377.86	5.56%
	ALLIANZGI SHORT DURATION HIGH INC INST
b	ALLIANZGI SHORT DURATION HIGH INC INST	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	1,755,445.52	39.24%
b	ALLIANZGI SHORT DURATION HIGH INC INST	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	741,557.97	16.58%
b	ALLIANZGI SHORT DURATION HIGH INC INST	NATIONAL FINANCIAL SERVICES FOR EXCLUSIVE BEN OF OUR CUSTOMERS ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	491,221.28	10.98%
	ALLIANZGI SHORT DURATION HIGH INC INST	ALLIANZ FUNDS MULTI-STRATEGY TRUST ON BEHALF OF ALLIANZGI RETIREMENT INCOME FUND ATTN STEPHEN SEXAUER 600 W BROADWAY SAN DIEGO CA 92101-3311	331,029.90	7.40%
	ALLIANZGI SHORT DURATION HIGH INCOME A
b	ALLIANZGI SHORT DURATION HIGH INCOME A	UBS WM USA 0O0 11011 6100 OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	3,071,518.92	47.70%
b	ALLIANZGI SHORT DURATION HIGH INCOME A	MLPF & S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	591,690.08	9.19%
b	ALLIANZGI SHORT DURATION HIGH INCOME A	AMERICAN ENTERPRISE INVESTMENT SVC FBO #41999970 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	586,612.32	9.11%
b	ALLIANZGI SHORT DURATION HIGH INCOME A	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	505,868.42	7.86%
b	ALLIANZGI SHORT DURATION HIGH INCOME A	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	472,936.40	7.34%
	ALLIANZGI SHORT DURATION HIGH INCOME C
b	ALLIANZGI SHORT DURATION HIGH INCOME C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	525,061.55	22.29%
b	ALLIANZGI SHORT DURATION HIGH INCOME C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	523,813.17	22.24%
b	ALLIANZGI SHORT DURATION HIGH INCOME C	UBS WM USA 0O0 11011 6100 OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	287,804.95	12.22%
b	ALLIANZGI SHORT DURATION HIGH INCOME C	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	259,135.41	11.00%
	ALLIANZGI SHORT DURATION HIGH INCOME D
b	ALLIANZGI SHORT DURATION HIGH INCOME D	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FL 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	705,393.21	80.93%
	ALLIANZGI SHORT DURATION HIGH INCOME D	STRAFE & CO FBO JACOB’S PILLOW DANCE FESTIVAL I Q96106002 P O BOX 6924 NEWARK DE 19714-6924	51,892.49	5.95%
b	ALLIANZGI SHORT DURATION HIGH INCOME D	TD AMERITRADE INC FEBO OUR CLIENT PO BOX 2226 OMAHA NE 68103-2226	44,847.68	5.15%

			Amount &	Percentage of
			Beneficial Nature	Outstanding Share
	Fund Name	Registration	of Ownership	of Ownership
	ALLIANZGI SHORT DURATION HIGH INCOME P
b	ALLIANZGI SHORT DURATION HIGH INCOME P	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	2,900,139.44	59.75%
b	ALLIANZGI SHORT DURATION HIGH INCOME P	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	1,434,337.81	29.55%
b	ALLIANZGI SHORT DURATION HIGH INCOME P	LPL FINANCIAL A/C 1000-0005 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	255,898.00	5.27%
	ALLIANZGI STRUCTURED ALPHA A
	ALLIANZGI STRUCTURED ALPHA A	ALLIANZ ASSET MANAGEMENT OF AMERICA ATTN: KIM PHAN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	666.67	100.00%
	ALLIANZGI STRUCTURED ALPHA C
	ALLIANZGI STRUCTURED ALPHA C	ALLIANZ ASSET MANAGEMENT OF AMERICA ATTN: KIM PHAN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	666.67	100.00%
	ALLIANZGI STRUCTURED ALPHA D
b	ALLIANZGI STRUCTURED ALPHA D	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	36,602.36	70.08%
b	ALLIANZGI STRUCTURED ALPHA D	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	11,137.03	21.32%
b	ALLIANZGI STRUCTURED ALPHA D	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FL 200 LIBERTY ST ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	3,824.27	7.32%
	ALLIANZGI STRUCTURED ALPHA INST
a	ALLIANZGI STRUCTURED ALPHA INST	ALLIANZ ASSET MANAGEMENT OF AMERICA ATTN: KIM PHAN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	400,000.00	100.00%
	ALLIANZGI STRUCTURED ALPHA P
	ALLIANZGI STRUCTURED ALPHA P	ALLIANZ ASSET MANAGEMENT OF AMERICA ATTN: KIM PHAN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	666.67	100.00%
	ALLIANZGI U.S. EMERGING GROWTH A
b	ALLIANZGI U.S. EMERGING GROWTH A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	106,626.13	79.43%
	ALLIANZGI U.S. EMERGING GROWTH C
b	ALLIANZGI U.S. EMERGING GROWTH C	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	7,876.63	39.44%
	ALLIANZGI U.S. EMERGING GROWTH C	SSB&T CUST SIMPLE IRA PRECISE STAMPING INC FBO CHRIS P GOBLET 1480 SEQUOIA DR STE A AURORA IL 60506-1098	2,113.71	10.58%
	ALLIANZGI U.S. EMERGING GROWTH C	SSB&T CUST ROTH CONV IRA FBO THOMAS W SOLEM 3709 S GEORGE MASON DR APT 1110E FALLS CHURCH VA 22041-4726	1,955.11	9.79%
	ALLIANZGI U.S. EMERGING GROWTH C	SSB&T CUST SIMPLE IRA CYNTHIA E MAXSTADT & PARK INC FBO CYNTHIA E MAXSTADT 5N381 OAK RD SAINT CHARLES IL 60175-4909	1,195.70	5.99%
	ALLIANZGI U.S. EMERGING GROWTH C	SSB&T CUST ROLLOVER IRA FBO FRED HAENISCH 9851 STONEY HOLLOW RD ROGERS AR 72758-7625	1,117.29	5.59%
	ALLIANZGI U.S. EMERGING GROWTH D
	ALLIANZGI U.S. EMERGING GROWTH D	GUL R LALWANI 32 ROLLINGWOOD DR VOORHEES NJ 08043-2809	1,605.07	34.16%
b	ALLIANZGI U.S. EMERGING GROWTH D	AMERITRADE INC FBO 7798872761 PO BOX 2226 OMAHA NE 68103-2226	1,076.89	22.92%
	ALLIANZGI U.S. EMERGING GROWTH D	ALLIANZ ASSET MANAGEMENT OF AMERICA ATTN: KIM PHAN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	802.91	17.09%
b	ALLIANZGI U.S. EMERGING GROWTH D	AMERITRADE INC FBO 7720580501 PO BOX 2226 OMAHA NE 68103-2226	365.84	7.78%
b	ALLIANZGI U.S. EMERGING GROWTH D	CAPITAL ONE SHAREBUILDER INC — OMNIBUS ACCOUNT — 83 S KING ST STE 700 SEATTLE WA 98104-2851	304.61	6.48%
	ALLIANZGI U.S. EMERGING GROWTH INST
a,b	ALLIANZGI U.S. EMERGING GROWTH INST	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	734,606.47	47.87%
	ALLIANZGI U.S. EMERGING GROWTH INST	ALLIANZ FUNDS MULTI-STRATEGY TRUST ON BEHALF OF ALLIANZGI RETIREMENT INCOME FUND ATTN STEPHEN SEXAUER 600 W BROADWAY SAN DIEGO CA 92101-3311	353,975.76	23.07%
	ALLIANZGI U.S. EMERGING GROWTH P
	ALLIANZGI U.S. EMERGING GROWTH P	ALLIANZ ASSET MANAGEMENT OF AMERICA ATTN: KIM PHAN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	802.67	55.71%
b	ALLIANZGI U.S. EMERGING GROWTH P	NATIONAL FINANCIAL SERVICES FOR EXCLUSIVE BEN OF OUR CUSTOMERS ONE WORLD FINANCIAL CENTER 200 LIBERTY ST NEW YORK NY 10281-1003	569.88	39.55%

			Amount &	Percentage of
			Beneficial Nature	Outstanding Share
	Fund Name	Registration	of Ownership	of Ownership
	ALLIANZGI U.S. EMERGING GROWTH R
	ALLIANZGI U.S. EMERGING GROWTH R	ALLIANZ ASSET MANAGEMENT OF AMERICA ATTN: KIM PHAN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	803.14	100.00%
	ALLIANZGI U.S. EQUITY HEDGED A
a	ALLIANZGI U.S. EQUITY HEDGED A	ALLIANZ ASSET MANAGEMENT OF AMERICA ATTN: KIM PHAN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	666.67	100.00%
	ALLIANZGI U.S. EQUITY HEDGED C
	ALLIANZGI U.S. EQUITY HEDGED C	ALLIANZ ASSET MANAGEMENT OF AMERICA ATTN: KIM PHAN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	666.67	100.00%
	ALLIANZGI U.S. EQUITY HEDGED D
b	ALLIANZGI U.S. EQUITY HEDGED D	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	10,067.30	89.69%
	ALLIANZGI U.S. EQUITY HEDGED D	ALLIANZ ASSET MANAGEMENT OF AMERICA ATTN: KIM PHAN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	666.67	5.94%
	ALLIANZGI U.S. EQUITY HEDGED INST
	ALLIANZGI U.S. EQUITY HEDGED INST	ALLIANZ ASSET MANAGEMENT OF AMERICA ATTN: KIM PHAN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	200,000.00	96.88%
	ALLIANZGI U.S. EQUITY HEDGED P
	ALLIANZGI U.S. EQUITY HEDGED P	ALLIANZ ASSET MANAGEMENT OF AMERICA ATTN: KIM PHAN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	666.67	100.00%
	ALLIANZGI ULTRA MICRO CAP A
b	ALLIANZGI ULTRA MICRO CAP A	LPL FINANCIAL FBO CUSTOMER ACCOUNTS ATTN MUTUAL FUND OPERATIONS PO BOX 509046 SAN DIEGO CA 92150-9046	325,265.96	49.05%
b	ALLIANZGI ULTRA MICRO CAP A	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	143,782.40	21.68%
	ALLIANZGI ULTRA MICRO CAP INST
b	ALLIANZGI ULTRA MICRO CAP INST	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	237,363.88	25.05%
b	ALLIANZGI ULTRA MICRO CAP INST	AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	208,602.86	22.02%
b	ALLIANZGI ULTRA MICRO CAP INST	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	169,507.69	17.89%
b	ALLIANZGI ULTRA MICRO CAP INST	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	120,327.36	12.70%
b	ALLIANZGI ULTRA MICRO CAP INST	BROWN BROTHERS HARRIMAN & CO AS CUSTODIAN FOR 0540047 ATTN MUTUAL FUNDS SERVICES 525 WASHINGTON BLVD JERSEY CITY NJ 07310-1692	116,996.89	12.35%
	ALLIANZGI ULTRA MICRO CAP P
b	ALLIANZGI ULTRA MICRO CAP P	LPL FBO LPL CUSTOMERS ATTN: MUTUAL FUND OPERATIONS 1 BEACON ST FL 22 BOSTON MA 02108-3106	2,854.51	18.25%
	ALLIANZGI ULTRA MICRO CAP P	STEPHENS INC FBO 111 CENTER STREET # 53123279 LITTLE ROCK AR 72201-4402	2,203.62	14.09%
	ALLIANZGI ULTRA MICRO CAP P	STEPHENS INC FBO 111 CENTER STREET # 62298618 LITTLE ROCK AR 72201-4402	1,509.71	9.65%
b	ALLIANZGI ULTRA MICRO CAP P	STIFEL NICOLAUS & CO INC EXCLUSIVE BENEFIT OF CUSTOMERS 501 N BROADWAY SAINT LOUIS MO 63102-2188	1,506.06	9.63%
	ALLIANZGI ULTRA MICRO CAP P	STEPHENS INC FBO 111 CENTER STREET # 32256824 LITTLE ROCK AR 72201-4402	1,420.74	9.08%
b	ALLIANZGI ULTRA MICRO CAP P	JP MORGAN CLEARING CORP OMINIBUS ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 3 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPARTMENT BROOKLYN NY 11245-0001	1,274.70	8.15%
	ALLIANZGI ULTRA MICRO CAP P	STEPHENS INC FBO 111 CENTER STREET LITTLE ROCK AR 72201-4402	1,071.97	6.85%
	ALLIANZGI ULTRA MICRO CAP P	STEPHENS INC FBO 111 CENTER STREET LITTLE ROCK AR 72201-4402	956.18	6.11%
	ALLIANZGI ULTRA MICRO CAP P	STEPHENS INC FBO 111 CENTER STREET # 53141927 LITTLE ROCK AR 72201-4402	837.63	5.35%

APPENDIX C
ALLIANZ FUNDS MULTI-STRATEGY TRUST (THE “TRUST”)
PROXY VOTING POLICY
1.	It is the policy of the Trust that proxies should be voted in the interest of the shareholders of the appropriate fund, as determined by those who are in the best position to make this determination. The Trust believes that the firms and/or persons purchasing and selling securities for the funds and analyzing the performance of the funds’ securities are in the best position and have the information necessary to vote proxies in the best interests of the funds and their shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the fund, on the other. Accordingly, the Trust’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the funds.
2.	The Trust, for each fund advised by Allianz Global Investors Fund Management LLC (“AGIFM”), delegates the responsibility for voting proxies to AGIFM, which will in turn delegate such responsibility to the sub-adviser of the particular fund. AGIFM’s Proxy Voting Policy Summary is attached as Appendix A hereto. Summaries of the detailed proxy voting policies of the Trust’s current sub-advisers are set forth in Appendix B attached hereto. Such summaries may be revised from time to time to reflect changes to the sub-advisers’ detailed proxy voting policies.
3.	The party voting the proxies (i.e., the sub-adviser) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.
4.	AGIFM and each sub-adviser of a fund of the Trust with proxy voting authority shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the Board of the Trust promptly after the adoption or amendment of any such policies.
5.	The party voting the proxy shall: (i) maintain such records and provide such voting information as is required for the Trust’s regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 17 of Form N-1A; and (ii) shall provide such additional information as may be requested, from time to time, by the Board or the Trust’s Chief Compliance Officer.
6.	This Proxy Voting Policy Statement, the Proxy Voting Policy Summary of AGIFM and summaries of the detailed proxy voting policies of each sub-adviser of a fund of the Trust with proxy voting authority for a fund and how each fund voted proxies relating to portfolio securities held during the most recent twelve month period ending June 30, shall be made available (i) without charge, upon request, by calling 1-800-988-8380; (ii) on the Trust’s website at us.allianzgi.com; and (iii) on the Securities and Exchange Commission’s (“SEC’s”) website at http://www.sec.gov. In addition, to the extent required by applicable law or determined by the Trust’s Chief Compliance Officer or Board of Trustees, the Proxy Voting Policy Summary of AGIFM and a summaries of the detailed proxy voting policies of each sub-adviser with proxy voting authority shall also be included in the Trust’s SAI.

Appendix A
ALLIANZ GLOBAL INVESTORS FUND MANAGEMENT LLC (“AGIFM”)
PROXY VOTING POLICY SUMMARY
1.	It is the policy of AGIFM that proxies should be voted in the interest of the shareholders of the applicable fund, as determined by those who are in the best position to make this determination. AGIFM believes that the firms and/or persons purchasing and selling securities for the funds and analyzing the performance of the funds’ securities are in the best position and have the information necessary to vote proxies in the best interests of the funds and their shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the fund, on the other. Accordingly, AGIFM’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the funds.
2.	AGIFM, for each fund of Allianz Funds Multi-Strategy Trust (the “Trust”) for which it acts as investment adviser, delegates the responsibility for voting proxies to the sub-adviser for the respective fund.
3.	The party voting proxies (e.g., the sub-adviser) will vote the proxies in accordance with their proxy voting policies and, to the extent consistent with their policies, may rely on information and/or recommendations supplied by others.
4.	AGIFM and each sub-adviser of a fund will deliver a copy of their respective proxy voting policies and any material amendments thereto to the Trust’s board promptly after the adoption or amendment of any such policies.
5.	The party voting the proxy will: (i) maintain such records and provide such voting information as is required for the Trust’s regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 17 of Form N-1A; and (ii) will provide additional information as may be requested, from time to time, by the Trust’s Board or chief compliance officer.
6.	Summaries of the proxy voting policies for AGIFM and each sub-adviser of a fund advised by AGIFM and how each fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 will be available (i) without charge, upon request, by calling 1-800-498-5413; (ii) on the Allianz Global Investors Distributors Web site at us.allianzgi.com; and (iii) on the Securities and Exchange Commission’s (“SEC’s”) website at http://www.sec.gov. In addition, to the extent required by applicable law or determined by the Trust’s Board or chief compliance officer, summaries of the detailed proxy voting policies of AGIFM, each sub-adviser and each other entity with proxy voting authority for a fund advised by AGIFM shall also be included in the Trust’s SAI.
NFJ Investment Group LLC (“NFJ”)
Description of Proxy Voting Policy and Procedures
NFJ typically votes proxies as part of its discretionary authority to manage accounts, unless the client has explicitly reserved the authority for itself. When voting proxies, NFJ’s primary objective is to make voting decisions solely in the best economic interests of its clients. NFJ will act in a manner that it deems prudent and diligent and which is intended to enhance the economic value of the underlying portfolio securities held in its clients’ accounts.
NFJ has adopted written Proxy Voting Policies and Procedures (the “Proxy Guidelines”) that are reasonably designed to ensure that it is voting in the best interest of its clients. The Proxy Guidelines reflect NFJ’s general voting positions on specific corporate actions, including but not limited to those relating to social and corporate responsibility issues, stock option plans and other management compensation issues, changes to a portfolio company’s capital structure and corporate governance. For example, NFJ generally votes for proposals to declassify boards and generally opposes proposals to institute supermajority voting requirements relating to business combinations. In addition, because Proxy Guidelines cannot anticipate all situations and the surrounding facts of each proxy issue, some proxy issues may require a case-by-case analysis (whether or not required by the Proxy Guidelines) and may result in a vote being cast that will deviate from the Proxy Guidelines.
In accordance with the Proxy Guidelines, NFJ may review additional criteria associated with voting proxies and evaluate the expected benefit to its clients when making an overall determination on how or whether to vote the proxy. NFJ may vote proxies individually for an account or aggregate and record votes across a group of accounts, strategy or product. In addition, NFJ may refrain from voting a proxy on behalf of its clients’ accounts in certain circumstances, for example, due to de-minimis holdings, impact on the portfolio, items relating to foreign issuers (including ADRs), timing issues related to the opening/closing of accounts and contractual arrangements with clients and/or their authorized delegate. For example, NFJ may refrain from voting a proxy of a foreign issuer due to logistical considerations that may have a detrimental effect on NFJ’s ability to vote the proxy. These issues may include, but are not limited to: (i) proxy statements and ballots being written in a foreign language, (ii) untimely notice of a shareholder meeting, (iii) requirements to vote proxies in person, (iv) restrictions on a foreigner’s ability to exercise votes, (v) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting, or (vi) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis.
NFJ advisory clients may participate in securities lending programs. Under most securities lending arrangements, securities on loan may not be voted by the lender unless the loan is recalled prior to the record date for the vote. NFJ will request that clients notify NFJ in writing if the client has decided to participate in a securities lending program. If a client has decided to participate in a securities lending program, NFJ will generally not attempt to seek recalls solely for the purpose of voting routine proxies as this could impact the returns received from securities lending and make the client a less desirable lender in a marketplace. If the client who participates in a securities lending program requests, NFJ will use reasonable efforts to request the client recall the loaned securities for voting if NFJ has knowledge that the proxy involves a material event (as determined by NFJ) effecting the loaned securities in time to recall and vote the loaned securities.
The ability to timely recall shares for proxy voting purposes is not within the control of NFJ and requires the cooperation of the client and its other service providers. Under certain circumstances, the recall of shares in time to be voted may not be possible due to applicable proxy voting record dates, the timing of receipt of information and administrative considerations. Accordingly, efforts to recall loaned securities are not always effective and there can be no guarantee that any such securities can be retrieved in a timely manner for purposes of voting the securities.
To assist in the proxy voting process, NFJ may retain an independent third party service provider to assist in providing research, analysis and voting recommendations on corporate governance issues and corporate actions as well as assist in the administrative process. The services provided offer a variety of proxy-related services to assist in NFJ’s handling of proxy voting responsibilities.
Conflicts of Interest. NFJ may have conflicts of interest that can affect how it votes its clients’ proxies. For example, NFJ or an affiliate may manage a pension plan whose management is sponsoring a proxy proposal. The Proxy Guidelines are designed to prevent material conflicts of interest from affecting the manner in which NFJ votes its clients’ proxies. In order to ensure that all material conflicts of interest are handled appropriately while carrying out its obligation to vote proxies, NFJ’s Proxy Committee has established procedures addressing how NFJ identifies and resolves any material conflicts of interest with its clients.
Allianz Global Investors U.S. LLC (“AllianzGI U.S.”)
Description of Proxy Voting Policy and Procedures with Respect to the Legacy AGIC Funds and Target Funds
AllianzGI U.S. typically votes proxies as part of its discretionary authority to manage accounts, unless the client has explicitly reserved the authority for itself. When voting proxies, AllianzGI U.S. seeks to make voting decisions solely in the best interests of its clients and to enhance the economic value of the underlying portfolio securities held in its clients’ accounts.
AllianzGI U.S. has adopted written Proxy Policy Guidelines and Procedures (the “Proxy Guidelines”) that are reasonably designed to ensure that the firm is voting in the best interest of its clients. The Proxy Guidelines reflect AllianzGI U.S.’s general voting positions on specific corporate governance issues and corporate actions. AllianzGI U.S. has retained an independent third party service provider (the “Proxy Provider”) to assist in the proxy voting process by implementing the votes in accordance with the Proxy Guidelines as well as assisting in the administrative process. In certain circumstances, a client may request in writing that AllianzGI U.S. vote proxies for its account in accordance with a set of guidelines which differs from the Proxy Guidelines. In that case, AllianzGI U.S. will vote the shares held by such client accounts in accordance with their direction which may be different from the vote cast for shares held on behalf of other client accounts that vote in accordance with the Proxy Guidelines.
AllianzGI U.S. will generally refrain from voting proxies on foreign securities that are subject to share blocking restrictions. Certain countries require the freezing of shares for trading purposes at the custodian/sub-custodian bank level in order to vote proxies to ensure that shareholders voting at meetings continue to hold the shares through the actual shareholder meeting. However, because AllianzGI U.S. cannot anticipate every proxy proposal that may arise (including a proxy proposal that an analyst and/or portfolio manager believes has the potential to significantly affect the economic value of the underlying security, such as proxies relating to mergers and acquisitions), AllianzGI U.S. may, from time to time, instruct the Proxy Provider to cast a vote for a proxy proposal in a share blocked country.

The Proxy Guidelines also provide for oversight of the proxy voting process by a Proxy Committee. The Proxy Committee meets at a minimum on an annual basis and when necessary to address potential conflicts of interest. AllianzGI U.S. may have conflicts of interest that can affect how it votes its client’s proxies. In order to ensure that all material conflicts of interest are addressed appropriately while carrying out AllianzGI U.S.’s obligation to vote proxies, the Proxy Committee is responsible for developing a process to identify proxy voting issues that may raise conflicts of interest between AllianzGI U.S. and its clients and to resolve such issues. Any deviations from the Proxy Guidelines will be documented and maintained in accordance with Rule 204-2 under the Investment Advisers Act.
The Proxy Committee monitors the outsourcing of voting obligations to the Proxy Provider and AllianzGI U.S.’s proxy voting recordkeeping practices; adheres to a process for resolution of voting issues that require a case-by-case analysis; and, to the extent the Proxy Guidelines do not cover potential proxy voting issues, determines a process for voting such issues.
In accordance with the Proxy Guidelines, AllianzGI U.S. may review additional criteria associated with voting proxies and evaluate the expected benefit to its clients when making an overall determination on how or whether to vote a proxy. Upon receipt of a client’s written request, AllianzGI U.S. may also vote proxies for that client’s account in a particular manner that may differ from the Proxy Guidelines. In addition, AllianzGI U.S. may refrain from voting a proxy on behalf of its clients’ accounts due to de-minimis holdings, immaterial impact on the portfolio, items relating to non-U.S. issuers (such as those described below), non-discretionary holdings not covered by AllianzGI U.S., timing issues related to the opening/closing of accounts, securities lending issues (see below), contractual arrangements with clients and/or their authorized delegate, the timing of receipt of information, or where circumstances beyond its control prevent it from voting.

These issues may include, but are not limited to: (i) proxy statements and ballots being written in a foreign language, (ii) untimely notice of a shareholder meeting, (iii) requirements to vote proxies in person, (iv) restrictions on foreigner’s ability to exercise votes, (v) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting, or (vi) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis.
If a client has decided to participate in a securities lending program, AllianzGI U.S. will defer to the client’s determination and not attempt to recall securities on loan solely for the purpose of voting routine proxies as this could impact the returns received from securities lending and make the client a less desirable lender in the marketplace. If the participating client requests, AllianzGI U.S. will use reasonable efforts to notify the client of proxy measures that AllianzGI U.S. deems material.
Description of Proxy Voting Policy and Procedures of AllianzGI U.S. with Respect to the Legacy RCM Funds
AllianzGI U.S. typically votes proxies as part of its discretionary authority to manage accounts, unless our client has explicitly reserved the authority for itself. In cases where we have voting authority, we intend to vote such proxies in a manner consistent with the best interest of our clients. Proxy voting proposals are voted with regard to enhancing shareholder wealth and voting power.
AllianzGI U.S. has adopted written Global Corporate Governance Guidelines and a Proxy Voting Policy (the “Proxy Guidelines”) that are reasonably designed to ensure that we are voting in the best interest of our clients.
AllianzGI U.S. has retained the services of Institutional Shareholder Services, Inc. (“ISS”), a specialist voting agency, which is responsible for interpreting, implementing and casting votes in line with AllianzGI U.S.’s proxy voting polices with AllianzGI U.S.’s Global Corporate Governance Guidelines and Proxy Voting Policy. AllianzGI U.S. has a Proxy Committee, consisting of investment and compliance personnel, that is responsible for implementing the Proxy Guidelines and for addressing voting issues that may arise. The Proxy Guidelines summarize our position on various issues, including issues of corporate governance and corporate actions, and give general indication as to how we will vote shares on such issues. For example, AllianzGI U.S. generally votes against proposals that contain term limits for directors and generally opposes proposals to institute supermajority voting requirements relating to business combinations. Occasionally, there may be instances when we may not vote proxies in strict adherence to the Proxy Guidelines. To the extent that the Proxy Guidelines do not cover potential voting issues or a case arises of a material conflict between our interest and those of a client with respect to proxy voting, our Proxy Committee will convene to discuss the issues. In evaluating issues, the Proxy Committee may consider information from many sources, including our portfolio management team, our analyst responsible for monitoring the stock of the company at issue, management of a company presenting a proposal, shareholder groups, and independent proxy research services.
In situations where the Proxy Guidelines do not give clear guidance on an issue, an analyst or portfolio manager and/or the Proxy Committee will review the issue. In the event that either the analyst or portfolio manager wishes to override the Proxy Guidelines, the proposal will be presented to the Proxy Committee for a final decision. Deviation from the Proxy Guidelines will be documented and maintained in accordance with Rule 204-2 under the Investment Advisers Act of 1940.
In accordance with the Proxy Guidelines, AllianzGI U.S. may review various criteria associated with voting proxies and evaluate the expected benefit to our clients when making an overall determination on how or whether to vote a proxy.
In addition, AllianzGI U.S. may refrain from voting under certain circumstances. These circumstances may include, but are not limited to: 1) proxy statements and ballots being written in a foreign language, 2) untimely notice of a shareholder meeting, 3) requirements to vote proxies in person, 4) restrictions on foreigner’s ability to exercise votes, 5) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis.
Proxy voting in certain countries requires “share blocking.” To vote proxies in such countries, shareholders must deposit their shares shortly before the date of the meeting with a designated depositary and the shares are then restricted from being sold until the meeting has taken place and the shares are returned to the shareholders’ custodian banks. Absent compelling reasons, AllianzGI U.S. believes the benefit to its clients of exercising voting rights does not outweigh the effects of not being able to sell the shares. Therefore, if share blocking is required AllianzGI U.S. generally abstains from voting.
AllianzGI U.S. will not be able to vote securities on loan under securities lending arrangements into which AllianzGI U.S.’s clients have entered. However, under rare circumstances, for voting issues that may have a significant impact on the investment, and if the client holds a sufficient number of shares to have a material impact on the vote, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client and the administrative burden of retrieving the securities.

AllianzGI U.S. retains an independent third-party voting service to assist us in the proxy voting process. The services provided offer a variety of proxy-related services to assist in our handling of proxy voting responsibilities. Such services include, among other things, analysis and voting recommendations and assistance in the administrative process.
Conflicts of Interest
AllianzGI U.S. may have conflicts of interest that can affect how we vote our clients’ proxies. For example, AllianzGI U.S. or an affiliate may manage a pension plan whose management is sponsoring a proxy proposal. In the example, failure to vote in favor of management may harm our or our affiliate’s relationship with the company. Given the value of the relationship to us or our affiliate a material conflict of interest may exist in this example even in the absence of efforts by management to persuade us how to vote. The Proxy Guidelines are designed to prevent material conflicts of interest from affecting the manner in which we vote our clients’ proxies. In order to ensure that all material conflicts of interest are addressed appropriately while carrying out our obligation to vote proxies, the Proxy Committee is responsible for addressing how AllianzGI U.S. resolves such material conflicts of interest with our clients.
Fuller & Thaler (“F&T”)
Description of Proxy Voting Policy and Procedures
As a fiduciary, Fuller & Thaler’s general policy is to exercise the voting authority delegated to it by the AllianzGI Behavioral Advantage Large Cap Fund (the “Fund”) in a manner that will maintain or enhance shareholder value of the companies in which Fuller & Thaler has invested the Fund assets.
Fuller & Thaler votes the proxies for the securities held in the Fund in accordance with Fuller & Thaler’s written proxy voting policy which has been constructed with the clients’ best interest in mind. Generally, Fuller & Thaler approves (or follows management recommendations) in routine corporate matters such as the selection of directors or auditors, in issues involving an increase in the authorized shares where needed for clearly defined business purposes, and in social issues. Generally, Fuller & Thaler opposes (in some cases against management recommendations) the indemnification of directors and/or officers where such indemnification includes “negligence and gross negligence” in the performance of their fiduciary duties, super-majority voting requirements, anti-takeover proposals which restrict shareholder authority, increases in authorized shares of more than 25% without a stated business purpose, changes in corporate charter that do not have a clearly stated business purpose, provisions for multi-tiered voting rights, authorizations of “blank check” preferred stock or other capital stock without a stated business purpose, “shareholder rights” provisions which tend to diminish rather than enhance shareholder power, “anti-greenmail” provisions which also restrict shareholder authority, and staggered boards of directors. Fuller & Thaler may evaluate other proposals, corporate combinations and divestments, shareholder proposals, and profit sharing and stock options plans on a case-by-case basis.
Fuller & Thaler has contracted with Institutional Shareholder Services (“ISS”) to collect proxy information from the Fund custodian and to vote proxies according to Fuller & Thaler’s instructions. ISS also provides proxy recommendations and corporate governance ratings to Fuller & Thaler that it may or may not follow. Due to the large number of holdings of the Funds, Fuller & Thaler typically follows the proxy recommendations of ISS.
In the event of a conflict of interest between the Fund and Fuller & Thaler or the Fund and a portfolio manager of the Fund with respect to how a proxy should be voted for a portfolio security held by such Fund, Fuller & Thaler will vote the proxy in what it believes to be in the best interest of such Fund.

APPENDIX D
Procedures for Shareholders to Submit Nominee Candidates
(As of March 14, 2007)
A shareholder of a Fund must follow the following procedures in order to submit properly a nominee recommendation for the Committee’s consideration.
1.	The shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to a Fund, to the attention of the Secretary, at the address of the principal executive offices of the Fund. Once each quarter, if any Shareholder Recommendations have been received by the Secretary during the quarter, the Secretary will inform the Committee of the new Shareholder Recommendations. Because the Fund does not hold annual or other regular meetings of shareholders for the purpose of electing Directors/Trustees, the Committee will accept Shareholder Recommendations on a continuous basis.
2.	All Shareholder Recommendations properly submitted to a Fund will be held by the Secretary until such time as (i) the Committee convenes to consider candidates to fill Board vacancies or newly created Board positions (a “Director/Trustee Consideration Meeting”) or (ii) the Committee instructs the Secretary to discard a Shareholder Recommendation following a Director/Trustee Consideration Meeting or an Interim Evaluation (as defined below).
3.	At a Director/Trustee Consideration Meeting, the Committee will consider each Shareholder Recommendation then held by the Secretary. Following a Director/Trustee Consideration Meeting, the Committee may instruct the Secretary to discard any or all of the Shareholder Recommendations currently held by the Secretary.
4.	A Committee may, in its discretion and at any time, convene to conduct an evaluation of validly submitted Shareholder Recommendations (each such meeting, an “Interim Evaluation”) for the purpose of determining which Shareholder Recommendations will be considered at the next Director/Trustee Consideration Meeting. Following an Interim Evaluation, the Committee may instruct the Secretary to discard any or all of the Shareholder Recommendations currently held by the Secretary.
5.	The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the “candidate”); (B) the number of shares of (and class) of the Fund(s) owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Trust); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with the election of Directors/Trustees or Directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Fund (as defined in the Investment Company Act of 1940, as amended) and, if not an “interested person,” information regarding the candidate that will be sufficient for the Fund to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Director/Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Fund’s books; (iv) the number of shares of (and class) of the Fund(s) owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board or to satisfy applicable law.

D-1

APPENDIX E
     The following is a brief summary of the principal investments and strategies and principal risks of each of the Underlying Funds in which the Target Funds, the Multi-Asset Funds and the Global Fundamental Strategy Fund may invest. Some of the Underlying Funds invest primarily in equity securities and are called Underlying Stock Funds while other Underlying Funds invest primarily in fixed income securities (including money market instruments) and are called Underlying Bond Funds. The summaries are based solely on information contained in the Institutional Class prospectuses of each Underlying Fund, as filed with the Securities and Exchange Commission, as of a recent date. These summaries are for convenient reference only and are qualified in their entirety by reference to the current prospectuses and statements of additional information of each Underlying Fund, and the Trust disclaims any obligation to update them in the event the information in the applicable Underlying Fund prospectus changes. The principal investments and strategies and principal risks of the Underlying Funds may change following the date of this Statement of Additional Information, and investors should refer to the prospectuses of the Trust, Allianz Funds, PIMCO Funds, PIMCO Equity Series and PIMCO ETF Trust and the Statements of Additional Information of the Trust, Allianz Funds, PIMCO Funds, PIMCO Equity Series and PIMCO ETF Trust for the most current information regarding the Underlying Funds.
The Target Funds, the Multi-Asset Funds and the Global Fundamental Strategy Fund may be subject to each of the principal risks of the Underlying Funds. Descriptions of certain of these risks can be found in the “Summary of Principal Risks” of their prospectuses. In addition, the Target Funds, the Multi-Asset Funds and the Global Fundamental Strategy Fund may be subject to the following risks:
China-Related Risk
For an Underlying Fund that focuses its investments in companies that have exposure to the Chinese economy, events or factors affecting the Chinese economy will have a greater effect on, and may more adversely affect, the Underlying Fund than they would with respect to a fund that is more diversified among a number of regions.
     The Chinese economy is generally considered an emerging and volatile market. A small number of companies represent a large portion of the China market as a whole, and prices for securities of these companies may be very sensitive to adverse political, economic, or regulatory developments in China and other Asian countries, and may experience significant losses in such conditions. The value of Chinese currencies may also vary significantly relative to the U.S. dollar, affecting the Fund’s investments.
     Historically, China’s central government has exercised substantial control over the Chinese economy through administrative regulation, state ownership, the allocation, expropriation or nationalization of resources, by controlling payment of foreign currency-denominated obligations, by setting monetary policy and by providing preferential treatment to particular industries or companies. The emergence of a domestic class is still at an early state, making China’s economic health largely dependent upon exports. China’s growing trade surplus with the U.S. has increased the risk of trade disputes, which could potentially have adverse effects on China’s management strategy of its currency, as well as on some export-dependent sectors.
     Despite economic reforms that have resulted in less direct central and local government control over Chinese businesses, actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China. These activities, which may include central planning, partial state ownership of or government actions designed to substantially influence certain Chinese industries, market sectors or particular Chinese companies, may adversely affect the public and private sector companies in which the Fund invests. Government actions may also affect the economic prospects for, and the market prices and liquidity of, the securities of China companies and the payments of dividends and interest by China companies. In addition, currency fluctuations, monetary policies, competition, social instability or political unrest may adversely affect economic growth in China. The Chinese economy and Chinese companies may also be adversely affected by regional security threats, as well as adverse developments in Chinese trade policies, or in trade policies toward China by countries that are trading partners with China.
     The greater China region includes mainland China, Hong Kong, Macau and Taiwan, and the Fund’s investments in the region are particularly susceptible to risks in that region. Events in any one country within the region may impact the other countries in the region or the Asia region as a whole. As a result, events in the region will generally have a greater effect on the Fund than if the Fund were more geographically diversified, which could result in greater volatility and losses. Markets in the greater China region can experience significant volatility due to social, regulatory and political uncertainties.
Eco-Sectors Related Risk
For an Underlying Fund that focuses its investments in companies that have exposure, directly or indirectly, to one or more of the EcoEnergy, Pollution Control and Clean Water sectors that comprise the Eco-Sectors, events or factors affecting companies in the Eco-Sectors will have a greater effect on, and may more adversely affect, the Underlying Fund than they would with respect to a fund that is more diversified among a number of unrelated sectors and industries.

     Companies in the Eco-Sectors may be particularly susceptible to such factors as environmental protection regulatory actions, other international political and economic developments, changes in government subsidy levels, environmental conservation practices, changes in taxation and other government regulations, and increased costs associated with compliance with environmental or other regulations. There are substantial differences between the environmental and other regulatory practices and policies in various jurisdictions, and any given regulatory agency may make major shifts in policy from time to time. Other economic and market developments that may significantly affect companies in the Eco-Sectors include, without limitation, inflation, rising interest rates, fluctuations in commodity prices, raw material costs and other operating costs, and competition from new entrants into the Eco-Sectors.
     The Eco-Sectors, on the whole, are newly developing and strongly influenced by technological changes. The Eco-Sectors can be significantly affected by the level and volatility of technological change in industries focusing on energy, pollution and environmental control. In particular, technological advances can render an existing product, which may account for a substantial portion of a company’s revenue, obsolete. Product development efforts in the Eco-Sectors may not result in viable commercial products, and companies in the Eco-Sectors typically bear high research and development costs, which can limit their ability to maintain operations during periods of organizational growth or instability. Many companies in the Eco-Sectors are in the early stages of operation and may have limited operating histories and smaller market capitalizations on average than companies in other sectors. As a result of these and other factors, the value of investments in companies in the Eco-Sectors tends to be considerably more volatile than that of companies in more established sectors and industries.
     Each of the sectors that comprise the Eco-Sectors is susceptible to particular risks, including those described below. Companies in the EcoEnergy sector may be adversely affected by the increased use of, or decreases in prices for, oil and other fossil fuels. This risk may be particularly acute because oil prices are at historically high levels and may decline substantially and/or abruptly. Changes in energy conservation practices and the demand for renewable energy may also significantly impact the EcoEnergy sector. Companies in the Pollution Control sector are particularly susceptible to changes in regulatory controls on, and international treaties with respect to, the production or containment of pollutants. Changes in market practices and regulatory conditions surrounding recycling and other waste management techniques may significantly affect the demand for products and services of companies in the Pollution Control sector. Scientific developments, such as breakthroughs in the remediation of global warming or changing sentiments about the deleterious effects of pollution, may also affect practices with respect to pollution control, which could in turn impact companies in the Pollution Control sector. Companies in the Clean Water sector are susceptible to changes in investment in water purification technology globally, and a slackening in the pace of new infrastructure projects in developing or developed countries may constrain such companies’ abilities to grow in global markets. Other reductions in demand for clean water, such as significant decreases in world population or increased availability of potable water in arid regions, may reduce demand for products and services provided by companies in the Clean Water sector.
     To the extent an Underlying Fund focuses its assets in the Eco-Sectors, it invests in companies that may share common characteristics, are often subject to similar business risks and regulatory burdens, and whose securities may react similarly to various events and other factors. To the extent an Underlying Fund focuses a significant portion of its assets in any particular industry within the Eco-Sectors, it is further subject to focused investment risk and is more susceptible to events or factors affecting companies in that particular industry.
     An Underlying Fund may also have focused investment risk to the extent that it invests a substantial portion of its assets in a particular country or geographic region. Prolonged drought, floods, weather, disease and other natural disasters, as well as war and political instability, may significantly reduce the ability of companies in the Eco-Sectors to maintain or expand their operations or their marketing efforts in affected countries or geographic regions. See “Non-U.S. Investment Risk” and “Emerging Markets Risk.” To the extent an Underlying Fund invests in companies that derive substantial revenues from activities outside the Eco-Sectors, those investments may be significantly affected by developments in other industries in which such companies are active. See “Equity Securities Risk” and “Market Risk.”
European Concentration Risk
When a Fund holds or obtains exposure to European securities or indices of securities, it may be affected significantly by economic, regulatory or political developments affecting European issuers. All countries in Europe may be significantly affected by fiscal and monetary controls implemented by the European Economic and Monetary Union. Eastern European markets are relatively undeveloped and may be particularly sensitive to economic and political events affecting those countries.

Far Eastern (excluding Japan) Concentration Risk
A Fund that holds or obtains exposure to Far Eastern (excluding Japanese) securities or indices of securities may be affected significantly by economic, regulatory or political developments affecting Far Eastern issuers. The economies and financial markets of some Far Eastern countries have been erratic in recent years, and several countries’ currencies have fluctuated in value relative to the U.S. dollar. The trading volume on some Far Eastern stock exchanges is much lower than in the United States, making the securities of issuers traded thereon less liquid and more volatile than similar U.S. securities. Politically, several Far Eastern countries are still developing and could de-stabilize. In addition, it is possible that governments in the region could take action adverse to Far Eastern issuers, such as nationalizing industries or restricting the flow of money in and out of their countries.
Japanese Concentration Risk
An Underlying Fund that holds or obtains exposure to Japanese securities or indices of securities may be affected significantly by economic, regulatory or political developments affecting Japanese issuers. The Japanese economy, after achieving high growth in the 1980s, faltered dramatically in the 1990s. While Japan’s recent economic performance has shown improvements with positive GDP growth, the Japanese government continues to deal with high tax and unemployment rates, unstable banking and financial service sectors, and low consumer spending. Should any or all of these problems persist or worsen, an Underlying Fund invested in such securities could be adversely affected. A small number of industries, including the electronic machinery industry, comprise a large portion of the Japanese market, and therefore weakness in any of these industries could have profound negative impact on the entire market. In addition, Japan has few natural resources; its economy is heavily dependent on foreign trade and so it is vulnerable to trade sanctions or other protectionist measures taken by its trading partners.
PIMCO CommodityRealReturn Strategy Fund Risk
The PIMCO CommodityRealReturn Strategy Fund®, an Underlying Bond Fund in which each Fund may invest, gains exposure to the commodities markets through investments in commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures and options on futures. The PIMCO CommodityRealReturn Strategy Fund will also gain exposure indirectly to commodity markets by investing in the PIMCO Cayman Commodity Fund I Ltd., a wholly-owned subsidiary of the PIMCO CommodityRealReturn Strategy Fund organized under the laws of the Cayman Islands (“the Subsidiary”). The Subsidiary is advised by PIMCO, and has the same investment objective as the PIMCO CommodityRealReturn Strategy Fund. The Subsidiary may invest without limitation in commodity-linked swap agreements and other commodity-linked derivative instruments. However, the Subsidiary is otherwise subject to the same fundamental, non-fundamental and certain other investment restrictions of the PIMCO CommodityRealReturn Strategy Fund.
     In order for the PIMCO CommodityRealReturn Strategy Fund to qualify as a regulated investment company under Subchapter M of the Code, it must derive at least 90 percent of its gross income each year from certain qualifying sources of income. The Internal Revenue Service (“IRS”) has issued revenue rulings to the effect, first, that income derived from commodity-linked swaps is not qualifying income under Subchapter M of the Code, and subsequently, that it is possible that certain alternative investment instruments (including certain commodity index-linked notes) creating commodity exposure produce qualifying income under the Code. The IRS has issued private letter rulings in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. In addition, the IRS has also issued another private letter ruling in which the IRS specifically concluded that income derived from a fund’s investment in a foreign subsidiary that invests in commodity-linked derivatives will also constitute qualifying income.
     Based on such rulings, the PIMCO CommodityRealReturn Strategy Fund seeks to gain exposure to the commodity markets through investments in commodity index-linked notes and through investments in the Subsidiary, in which the PIMCO CommodityRealReturn Strategy Fund may invest no more than 25% of the value of its total assets. The PIMCO CommodityRealReturn Strategy Fund’s intention of qualifying as a regulated investment company may limit the variety and/or terms of the commodity index-linked notes in which that Fund may invest. The PIMCO CommodityRealReturn Strategy Fund’s investment in commodity-linked swaps and other commodity-linked derivatives may also be limited by that Fund’s intention of qualifying as a regulated investment company.
     The use of commodity index-linked notes involves specific risks. The value of these notes will rise or fall in response to changes in the underlying commodity or related index of investment. These notes expose the PIMCO CommodityRealReturn Strategy Fund economically to movements in commodity prices. These notes are also subject to risks, such as credit, market and interest rate risks, that in general affect the values of debt securities. In addition, these notes are often leveraged, increasing the volatility of each note’s market value relative to changes in the underlying commodity, commodity futures contract or commodity index. Therefore, at the maturity of the note, the PIMCO CommodityRealReturn Strategy Fund may receive more or less principal than it originally invested. The PIMCO CommodityRealReturn Strategy Fund may receive interest payments on the note that are more or less than the stated coupon interest payments. The PIMCO CommodityRealReturn Strategy Fund will continue to seek ways to make use of other commodity-linked derivative instruments, including swap agreements, commodity options, futures, options on futures and alternative structures within the PIMCO CommodityRealReturn Strategy Fund to gain exposure to commodity markets in a way consistent with maintaining that Fund’s status as a regulated investment company under Subchapter M of the Code.

Water-Related Risk
An Underlying Fund, Global Water Fund, focuses its investments in companies that are substantially engaged in water-related activities. Events or factors affecting the sector consisting of companies engaged in such activities (the “water-related resource sector”) will have a greater effect on, and may more adversely affect, the Underlying Fund than they would with respect to a fund that is more diversified among a number of unrelated sectors and industries.
     Companies in the water-related resource sector may be significantly affected by events relating to international political and economic developments, water conservation, the success of exploration projects, commodity prices and tax and other government regulations. There are substantial differences between the water-related, environmental and other regulatory practices and policies in various jurisdictions, and any given regulatory agency may make major shifts in policy from time to time. Other economic and market developments that may significantly affect companies in the water-related resource sector include, without limitation, inflation, rising interest rates, fluctuations in commodity prices, raw material costs and other operating costs, and competition from new entrants into the sector.
     Companies in the water-related resource sector are susceptible to changes in investment in water purification technology globally, and a slackening in the pace of new infrastructure projects in developing or developed countries may constrain such companies’ ability to grow in global markets. Other reductions in demand for clean water, such as significant decreases in world population or increased availability of potable water in arid regions, may reduce demand for certain products and services provided by companies in the water-related resource sector.
     While the water-related resource sector includes established and mature companies, portions of the sector are newly developing and strongly influenced by technological changes. The sector can be significantly affected by the level and volatility of technological change in industries focusing on the quality or availability of or demand for potable and non-potable water. In particular, technological advances can render an existing product, which may account for a substantial portion of a company’s revenue, obsolete. Product development efforts by companies in the sector that are focused on developing newer technologies may not result in viable commercial products, and such companies in the sector typically bear high research and development costs, which can limit their ability to maintain operations during periods of organizational growth or instability. Many companies in the sector are in the early stages of operation and may have limited operating histories and smaller market capitalizations on average than companies in other sectors. As a result of these and other factors, the value of investments in companies in the water-related resource sector tends to be considerably more volatile than that of companies in more established sectors and industries.
     Underlying Funds that focus on the water-related resource sector invest in companies that may share common characteristics, are often subject to similar business risks and regulatory burdens, and whose securities may react similarly to various events and other factors. To the extent it focuses a significant portion of its assets in any particular industry within the water-related resource sector, the Underlying Fund is further subject to focused investment risk and is more susceptible to events or factors affecting companies in that particular industry. See “Focused Investment Risk.”
     The Underlying Fund may also have focused investment risk to the extent that it invests a substantial portion of its assets in a particular country or geographic region. Prolonged drought, floods, weather, disease and other natural disasters, as well as war and political instability, may significantly reduce the ability of companies in the water-related resource sector to maintain or expand their operations or their marketing efforts in affected countries or geographic regions. See “Non-U.S. Investment Risk” and “Emerging Markets Risk.”
     To the extent the Underlying Fund invests in companies that derive substantial revenues from activities outside the water-related resource sector, those investments may be significantly affected by developments in other industries in which such companies are active. See “Equity Securities Risk” and “Market Risk.”

AllianzGI Behavioral Advantage Large Cap Fund	Ticker Symbol:
AZFIX (Inst. Class)

Principal Investments and Strategies	Investment Objective	Fund Focus	Approximate Primary
	Seeks long-term capital appreciation	Large capitalization U.S. common stocks	Capitalization Range Large-Capitalization (in the top 1,000 U.S. stocks based on market capitalization)

	Fund Category	Approximate Number of	Dividend Frequency
	Blend Stocks	Holdings	At least annually
400-500 Issuers
     The Fund seeks to achieve its objective by investing at least 80% of its net assets (plus borrowings for investment purposes) in common stocks of large capitalization companies based in the U.S. For purposes of this policy, the Fund currently considers a company to be a large capitalization U.S.-based company if it is in the top 1,000 largest U.S.-based companies ranked by market capitalization (i.e., market capitalization of between $1.86 billion and $414.86 billion as of February 28, 2013). As the portfolio managers’ initial investment universe generally consists of stocks of the top 1,500 companies ranked by market capitalization based in the U.S., a portion (though typically less than 20%) of the Fund’s assets will be invested in companies ranked between the 1,001st and the 1,500th largest by market capitalization (i.e., between $810 million and $1.86 billion as of February 28, 2013). The Fund considers a company to be based in the U.S. if it is publicly traded in the U.S. and it satisfies one additional criteria: it is incorporated in the U.S., it is headquartered in the U.S., its reported assets are primarily located in the U.S., or it derives the majority of its revenue from the U.S.
     The Fund seeks to achieve its investment objective by building a diversified portfolio of large capitalization U.S. stocks in a disciplined process that applies Fuller & Thaler’s proprietary research into stock market movements and behavioral finance. This proprietary research seeks to assess the extent to which investors may be over- or under-reacting to information that is, or is perceived as, important to the market price of publicly traded stocks. The portfolio managers seek to exploit behavioral biases on the part of investors that may cause the market to under-react to new, positive information concerning a company or, conversely, to over-react to negative information. The portfolio managers believe that mispricing opportunities exist due to persistent behavioral biases that exist in the way investors form expectations about the future outlook for individual stocks.
     The portfolio managers apply a bottom-up investment process, beginning with a universe of the largest approximately 1,500 stocks of companies based in the U.S., and selecting approximately 400-500 stocks based on selected accounting and other measures and evidence that suggests which stocks are likely to be mispriced due to over- or under-reaction by investors to information that is, or is perceived as, important to the market price, as well as the application of proprietary mathematical techniques to estimate the degree to which individual stocks may be mispriced due to investor behavioral biases. The portfolio managers then review the portfolio’s characteristics relative to its benchmark, which is currently the S&P 500 Index. Thus the portfolio managers’ strategy begins with accounting and other measures and then overlays with behavioral weighting adjustments.
     The Fund may also invest a portion of its assets in real estate investment trusts (REITs).
     The Fund may utilize stock index futures contracts, warrants and other derivative instruments. Although the Fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time. The Fund may also invest in exchange traded funds (ETFs). In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in cash and cash equivalents. The Fund may be less likely to achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first three risks):
•	Market Risk

•	Issuer Risk

•	Equity Securities Risk

•	Credit Risk

•	Derivatives Risk

•	Focused Investment Risk

•	Leveraging Risk

•	Liquidity Risk

•	Management Risk

•	REIT Risk

•	Turnover Risk

AllianzGI China Equity Fund	Ticker Symbol:
ALQIX (Inst. Class)

Principal Investments and Strategies	Investment Objective	Fund Focus	Approximate Primary
	Seeks long-term capital appreciation	Equity securities of Chinese companies	Capitalization Range All capitalizations

	Fund Category International Stocks	Approximate Number of Holdings 25-45	Dividend Frequency At least annually
     The Fund seeks to achieve its objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of Chinese companies. The portfolio managers consider “Chinese companies” as those companies that (i) are incorporated in mainland China, (ii) derive at least 50% of their revenue or profits from business activities in mainland China, or (iii) maintain at least 50% of their assets in mainland China. Under normal circumstances, the Fund will invest primarily in Chinese companies that are incorporated in mainland China and listed on the Hong Kong Stock Exchange (commonly referred to as “H-shares”) or those that are incorporated internationally and listed on the Hong Kong Stock Exchange (commonly referred to as “Red-chips”), though the Fund may invest in Chinese companies listed on exchanges in other countries, such as Singapore or the United States. Under normal circumstances, no more than 20% of the Fund’s assets will be invested in Chinese companies listed on the Shanghai and Shenzhen Stock Exchanges as A-shares (which are denominated in Renminbi, mainland China’s currency) or B-shares (which are denominated in the United States dollar or the Hong Kong dollar). The Fund may invest in securities of companies with any size market capitalization and may invest without limit in emerging market securities. The portfolio managers use a disciplined, bottom-up security selection methodology in an attempt to enhance returns for the portfolio and seek to identify investment opportunities based on fundamental analysis. The portfolio managers focus on growth securities that they believe are trading at reasonable valuations, securities with positive transformations (e.g., re-ratings, or earning surprises) and securities that they believe have turn-around potential. The Fund is “non-diversified,” which means that it may invest a significant portion of its assets in a relatively small number of issuers, which may increase risk. In addition to equity securities (such as preferred stocks, convertible securities and warrants), the Fund may invest in securities issued in initial public offerings (IPOs), and may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. Although the Fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first seven risks):
•	Market Risk

•	Issuer Risk

•	Equity Securities Risk

•	China-Related Risk

•	Non-U.S. Investment Risk

•	Focused Investment Risk

•	Emerging Markets Risk

•	Credit Risk

•	Currency Risk

•	Derivatives Risk

•	IPO Risk

•	Leveraging Risk

•	Liquidity Risk

•	Management Risk

•	Smaller Company Risk

•	Turnover Risk

AllianzGI Convertible Fund	Ticker Symbol:
ANNPX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consisting of capital appreciation and current income	Fund Focus Convertible securities	Approximate Primary Capitalization Range All capitalizations

	Fund Category Convertible Securities	Approximate Number of Holdings 70-100	Dividend Frequency Quarterly
     The Fund seeks to achieve its objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in convertible securities, which include, but are not limited to, corporate bonds, debentures, notes or preferred stocks and their hybrids that can be converted into (exchanged for) equity securities or other securities, such as warrants or options, which provide an opportunity for equity participation. The Fund may invest in securities of any size market capitalization or credit quality, and may from time to time invest a significant amount of its assets in securities of smaller companies. The Fund may also invest up to 20% of its net assets in nonconvertible debt securities rated below investment grade or unrated and determined to be of similar quality (“high-yield securities” or “junk bonds”). The Fund may also invest in securities issued by the U.S. government and its agencies and instrumentalities. The portfolio managers follow a disciplined, fundamental bottom-up research process, which facilitates the early identification of convertible securities issuers demonstrating the ability to improve their fundamental characteristics. The portfolio managers select issuers that exceed minimum fundamental metrics and exhibit the highest visibility of future expected operating performance. The fundamental research process generally includes: a breakdown of a company and its growth by division and region, including revenue model analysis; profit margin analysis; analysis of experience and quality of its management; industry dynamics and competitive analysis; distribution channel and supply chain analysis; and macroeconomic climate analysis. The portfolio managers seek to capture approximately 60-80% of the upside performance of the underlying equities with 50% or less of the downside exposure. The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts, warrants and other derivative instruments. Although the Fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first nine risks):
•	Market Risk

•	Issuer Risk

•	Convertible Securities Risk

•	Interest Rate Risk

•	Credit Risk

•	Call Risk

•	Equity Securities Risk

•	High Yield Risk

•	Liquidity Risk

•	Derivatives Risk

•	Focused Investment Risk

•	Leveraging Risk

•	Management Risk

•	Smaller Company Risk

•	Turnover Risk

AllianzGI Disciplined Equity Fund	Ticker Symbol:
ARDIX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation	Fund Focus Equity securities of U.S. companies	Approximate Primary Capitalization Range Greater than $1.5 billion

	Fund Category Blend Stocks	Approximate Number of Holdings 40-80	Dividend Frequency At least annually
     The Fund seeks to achieve its objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities and equity-related instruments. The Fund invests primarily in U.S. companies with market capitalizations of at least $1.5 billion. The Fund may also invest up to 20% of its assets in non-U.S. securities (but no more than 10% in companies organized or headquartered in any one non-U.S. country or 10% in emerging market securities). The portfolio manager ordinarily looks for several of the following characteristics: strong potential for capital appreciation; substantial capacity for growth in revenue, cash flow or earnings through either an expanding market or market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services or a steady stream of new products and services. Investments are not restricted to companies with a record of dividend payments. In addition to equity securities (such as preferred stocks, convertible securities and warrants) and equity-related instruments, the Fund may invest in securities issued in initial public offerings (IPOs), and may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. Although the Fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first three risks):
•	Market Risk

•	Issuer Risk

•	Equity Securities Risk

•	Credit Risk

•	Currency Risk

•	Derivatives Risk

•	Emerging Markets Risk

•	Focused Investment Risk

•	IPO Risk

•	Leveraging Risk

•	Liquidity Risk

•	Management Risk

•	Non-U.S. Investment Risk

•	Smaller Company Risk

•	Turnover Risk

AllianzGI Global Managed Volatility Fund	Ticker Symbol:
AVYIX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation	Fund Focus Global All Cap Equity Securities	Approximate Primary Capitalization Range Same as the MSCI World Index

	Fund Category Blend Stocks	Approximate Number of Holdings 60-120	Dividend Frequency At least annually
     The Fund seeks to achieve its investment objective by creating a portfolio of global equities that manages overall portfolio volatility. The Fund normally invests primarily in equity securities of companies located both in the U.S. and outside of the U.S., and will not invest in companies within any single country (including the U.S.) in an amount that is greater than: (i) 50% of its net assets, or (ii) a portion of its net assets equal to 5% more than the applicable country’s weight in the MSCI World Index. As of December 31, 2012, the capitalization weighting of the U.S. in the MSCI World Index was approximately 52.3%. The Fund may invest in issuers of any size market capitalization, including smaller capitalization companies. The Fund may also invest in initial public offerings (IPOs). The Fund will normally focus its investments in developed countries, but reserves the flexibility to invest in emerging market securities as well.
     The portfolio managers use a dynamic quantitative process combined with a fundamentals-based, actively-managed security selection process to make individual security and sector selection decisions. Under the Sub-Adviser’s managed volatility strategy, the portfolio managers seek to emphasize stocks that exhibit a lower sensitivity to broader market movements (or “beta”), as they believe that stocks with higher betas are not rewarded with commensurately higher returns by the market. The portfolio construction process is iterative in nature. Initially, the portfolio managers build a fully invested and diversified portfolio subject to country, sector, capitalization and security constraints with a goal of minimizing total volatility as measured by the standard deviation of returns (a measure of risk) with a preference for investments with risk profiles that are generally lower than in the market. The team then overlays a proprietary stock selection model and seeks to build a final portfolio of stocks that considers the trade off between volatility and sources of relative performance (or “alpha”). The portfolio managers consider whether to sell a particular security when any of the above factors materially changes, or when a more attractive investment candidate is available.
     The Fund may have a high portfolio turnover rate, which may be in excess of 100%.
     In addition to equity securities (such as preferred stocks, convertible securities and warrants) and equity-related instruments, the Fund may invest in securities issued in initial public offerings (IPOs), and utilize foreign currency exchange contracts, options, stock index futures contracts, warrants and other derivative instruments. Although the Fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first three risks):
•	Market Risk

•	Issuer Risk

•	Equity Securities Risk

•	Credit Risk

•	Currency Risk

•	Derivatives Risk

•	Emerging Markets Risk

•	Focused Investment Risk

•	IPO Risk

•	Leveraging Risk

•	Liquidity Risk

•	Management Risk

•	Non-U.S. Investment Risk

•	Smaller Company Risk

•	Turnover Risk

AllianzGI Best Styles Global Equity Fund	Ticker Symbol:
AGERX (Class R6)

Principal Investments and Strategies	Investment Objective Long-term capital appreciation	Fund Focus Global Equity Securities	Approximate Primary Capitalization Range All capitalizations

	Fund Category		Dividend Frequency
	Blend Stocks		Annually

The Fund seeks to achieve its investment objective by creating a diversified portfolio of global equities. The Fund will normally invest at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities and equity-related instruments. The Fund normally invests at least 40% of its assets in non-U.S. securities, including emerging market securities. The portfolio managers intend to diversify the Fund’s investments across geographic regions and economic sectors, and under normal circumstances, geographic and sector weightings will be set with reference to (though with such deviations as the portfolio managers feel appropriate from) those included in the MSCI All Country World Index. The Fund may invest in issuers of any size market capitalization, including smaller capitalization companies.

The portfolio managers begin with an investment universe of approximately 8,000 equity securities and then assess individual securities using a disciplined investment process that integrates top-down investment style research (see discussion of investment style orientations below) and proprietary fundamental bottom-up company-specific research with a quantitative risk-management process. The portfolio managers manage the portfolio with reference to the MSCI All Country World Index by selecting approximately 350 to 550 securities for the Fund. The Fund may and intends to hold stocks that are not included in the benchmark index. The portfolio managers combine a range of investment style orientations, such as Value, Earnings Change, Price Momentum, Growth, and Quality (each described below), in seeking positive relative returns versus the benchmark index and in managing the overall portfolio’s sensitivity to broader market movements (or “beta”). The final portfolio is constructed through a portfolio optimization process that seeks to maximize exposure to equity securities with attractive investment style characteristics, subject to region, sector, capitalization, security and other constraints. The Fund, at inception and as long as it remains small, may gain exposure to some desired asset classes through futures and other derivatives. As the Fund grows in size, it will seek to achieve economies of scale by investing directly in individual securities and other instruments.

The portfolio managers combine the following investment style orientations in managing the Fund’s portfolio:
•	The Value investment style orientation selects equity securities that the portfolio managers believe have attractive valuations based on metrics including dividend yield and price-to-earnings, price-to-cashflow and price-to-book ratios, as compared to other equity securities in the investable universe.

•	The Earnings Change investment style orientation is designed to capture shorter-term, trend-following investment opportunities and generally selects equity securities with positive earnings revisions, announcements or surprises.

•	The Price Momentum investment orientation is also trend-following and generally selects equity securities with positive price momentum and relative strength within the investable universe.

•	The Growth investment style orientation generally selects equity securities with expected and historical earnings and dividend growth.

•	The Quality investment style orientation generally emphasizes equity securities with strong profitability and historical earnings stability, and considers additional factors, such as whether a company has improving margins, positive net income, positive operating capital, decreasing long-term debt and high-quality earnings, among others.

The Fund seeks to consistently outperform the MSCI All Country World Index, regardless of changes in the economic or market environment, by implementing a well-diversified mix of the long-term investment style orientations described above. The portfolio managers believe that diversifying across different investment style orientations can be an effective way to mitigate the cyclical nature of the individual investment style orientations. The Fund’s resulting diversified mix of the investment style orientations is expected to remain fairly stable over time.

The portfolio managers regularly monitor the risk and return profile of the portfolio and each investment style within the portfolio and consider whether to sell a particular security when any of the above factors materially changes, or when a more attractive investment candidate is available.

The Fund may invest in issuers of any capitalization and may participate in initial public offerings (IPOs). The Fund may also utilize foreign currency exchange contracts, stock index futures contracts, warrants and other derivative instruments. In response to adverse market, economic, political or other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may be less likely to achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

• Equity Securities Risk

• Market Risk

• Issuer Risk

• Non-U.S. Investment Risk

• Emerging Markets Risk

• Smaller Company Risk

• Credit and Counterparty Risk

• Currency Risk

• Derivatives Risk

• Focused Investment Risk

• IPO Risk

• Leveraging Risk

• Liquidity Risk

• Management Risk

• Turnover Risk

AllianzGI Global Water Fund	Ticker Symbol:
AWTIX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation	Fund Focus Equity securities of water-related companies worldwide	Approximate Primary Capitalization Range All capitalizations

	Fund Category Sector-Related Stocks	Approximate Number of Holdings 25-50	Dividend Frequency At least annually
     The Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks and other equity securities of companies that are represented in one or more of the S&P Global Water Index, the Palisades Water or Global Water Indices or the Janney Water Index (Composite), or that are substantially engaged in water-related activities. The portfolio managers consider “water-related activities” as those that relate to the quality or availability of or demand for potable and non-potable water and include but are not necessarily limited to the following: water production, storage, transport and distribution; water supply-enhancing or water demand- reducing technologies and materials; water planning, control and research; water conditioning, such as filtering, desalination, disinfection and purification; sewage and liquid waste treatment; and water delivery-related equipment and technology, consulting or engineering services relating to any of the above-mentioned activities. Normally, the Fund invests at least 40% of its total assets in non-U.S. securities and allocates its investments across at least eight different countries (including the U.S.), and may invest in emerging market securities. The portfolio managers select investments on a bottom-up basis irrespective of market capitalization, geography, industry/sector or growth- or value-orientation, and ordinarily look for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services or a steady stream of new products and services. Investments are not restricted to companies with a record of dividend payments. In analyzing specific companies for possible investment, the portfolio managers may also consider the anticipated economic growth rate, political outlook, inflation rate, currency outlook and interest rate environment for the country and the region in which the company is located. In selecting investments, the portfolio managers may seek the input of a global research platform, regional portfolio managers and single country managers. The Fund is “non-diversified,” which means that it may invest a significant portion of its assets in a relatively small number of issuers, which may increase risk. In addition to common stocks and other equity securities (such as preferred stocks, convertible securities and warrants), the Fund may invest in securities issued in initial public offerings (IPOs), and may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. Although the Fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):
•	Market Risk

•	Issuer Risk

•	Equity Securities Risk

•	Water-Related Risk

•	Focused Investment Risk

•	Non-U.S. Investment Risk

•	Credit Risk

•	Currency Risk

•	Derivatives Risk

•	Emerging Markets Risk

•	IPO Risk

•	Leveraging Risk

•	Liquidity Risk

•	Management Risk

•	Smaller Company Risk

•	Turnover Risk

AllianzGI High Yield Bond Fund	Ticker Symbol:
AYBIX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks a high level of current income and capital growth	Fund Focus Higher yielding fixed income securities	Credit Quality Minimum 80% of assets below rated Ba/BB or below

	Fund Category Fixed Income Securities		Dividend Frequency Monthly
     The Fund seeks to achieve its objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in high yield securities (“junk bonds”), which are fixed income securities rated below investment grade or unrated and determined to be of similar quality. The Fund’s fixed income securities may be fixed-, variable- or floating-rate. The Fund invests across the entire range of maturities of high yield securities. The portfolio managers follow a disciplined, fundamental bottom-up research process, which facilitates the early identification of high yield issuers demonstrating their ability to improve their fundamental characteristics. The portfolio managers select issuers that exceed minimum credit statistics and exhibit the highest visibility of future expected operating performance. The portfolio managers look for the following in high yield investment candidates: ability to exceed market expectations of operating earnings; the potential for bond rating upgrades; debt reduction capabilities; the ability to secure other sources of capital; and the potential to be recognized as an acquisition candidate. The fundamental research process generally includes: breakdown of a company and its growth by division and region, including revenue model analysis; profit margin analysis; experience and quality of its management; industry dynamics and competitive analysis; distribution channel and supply chain analysis; and macroeconomic climate. The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts, warrants and other derivative instruments. Although the Fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):
•	Market Risk

•	Issuer Risk

•	Interest Rate Risk

•	High Yield Securities Risk

•	Credit Risk

•	Liquidity Risk

•	Derivatives Risk

•	Focused Investment Risk

•	Leveraging Risk

•	Management Risk

•	Smaller Company Risk

•	Turnover Risk

AllianzGI International Small-Cap Fund	Ticker Symbol:
ALOIX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum long-term capital appreciation	Fund Focus Equity securities of smaller non-U.S. companies	Approximate Primary Capitalization Range Less than $5 billion

	Fund Category International Growth Stocks	Approximate Number of Holdings 50-100	Dividend Frequency At least annually
     The Fund seeks to achieve its objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in companies with smaller market capitalizations. The Fund currently considers smaller market capitalization companies to be companies with market capitalizations of below $5 billion. The Fund normally invests in companies organized or headquartered in at least eight different countries (one of which may be the United States). The Fund may invest up to 30% of its assets in companies organized or headquartered in emerging market countries (but no more than 10% in any one emerging market country). Regional portfolio managers in Europe and Asia collaborate to produce a portfolio that is believed likely to have the best investment opportunities from each of those regions. The portfolio managers develop forecasts of economic growth, inflation and interest rates that are used to help identify regions and countries that are likely to offer the best investment opportunities. The portfolio managers may consider the anticipated economic growth rate, political outlook, inflation rate, currency outlook and interest rate environment for the country and the region in which a company is located. The portfolio managers ordinarily look for the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services or a steady stream of new products and services. In addition to common stocks and other equity securities (such as preferred stocks, convertible securities and warrants), the Fund may invest in securities issued in initial public offerings (IPOs), and may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. Although the Fund does not intend to invest significantly in derivative instruments, it may do so at any time.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):
•	Market Risk

•	Issuer Risk

•	Equity Securities Risk

•	Non-U.S. Investment Risk

•	Emerging Markets Risk

•	Smaller Company Risk

•	Credit Risk

•	Currency Risk

•	Derivatives Risk

•	Focused Investment Risk

•	IPO Risk

•	Leveraging Risk

•	Liquidity Risk

•	Management Risk

•	Turnover Risk

AllianzGI Micro Cap Fund	Ticker Symbol:
AMCIX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum long-term capital appreciation	Fund Focus Micro-capitalization common stocks	Approximate Primary Capitalization Range Similar to Russell Microcap Growth Index

	Fund Category Growth Stocks	Approximate Number of Holdings 90-150	Dividend Frequency At least annually
     The Fund seeks to achieve its objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of micro-cap companies. The Fund currently defines micro-cap companies as those with market capitalizations comparable to companies included in the Russell Microcap Growth Index (between $6 million and $1.865 billion as of February 28, 2013). The portfolio managers follow a disciplined, fundamental bottom-up research process focusing on companies undergoing positive fundamental change, with sustainable growth characteristics. The portfolio managers look for what they believe to be the best risk-reward candidates within the investment universe, defined as equities that are expected to appreciate based on accelerating fundamental performance, rising expectations and related multiple expansion. Company-specific research includes industry and competitive analysis, revenue model analysis, profit analysis and balance sheet assessment. Once the portfolio managers believe that positive fundamental change is occurring and will likely lead to accelerating fundamental performance, they seek evidence that performance will be a longer-term sustainable trend. Lastly, the portfolio managers determine if the investment is timely with regard to relative valuation and price strength, exploiting stocks that are under-priced relative to their potential. The Fund may have a high portfolio turnover rate, which may be up to 200% or more. In addition to common stocks and other equity securities (such as preferred stocks and convertible securities), the Fund may invest in securities issued in initial public offerings (IPOs), and may utilize foreign currency exchange contracts, options, stock index futures contracts, warrants and other derivative instruments. Although the Fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first four risks):
•	Market Risk

•	Issuer Risk

•	Equity Securities Risk

•	Smaller Company Risk

•	Credit Risk

•	Derivatives Risk

•	Focused Investment Risk

•	IPO Risk

•	Leveraging Risk

•	Liquidity Risk

•	Management Risk

•	Turnover Risk

AllianzGI NFJ Emerging Markets Value Fund	Ticker Symbol:
AZMIX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation	Fund Focus Equity securities of companies domiciled in emerging market countries	Approximate Primary Capitalization Range Greater than $500 million

	Fund Category International Stocks	Approximate Number of Holdings 125-175	Dividend Frequency Quarterly
     The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of companies that are domiciled in or tied economically to countries with emerging securities markets-that is, countries with securities markets which are, in the opinion of the portfolio managers, less sophisticated than more developed markets in terms of participation by investors, analyst coverage, liquidity and regulation. The Fund may achieve its exposure to non-U.S. equity securities in several ways, including through investing in American Depositary Receipts (ADRs) and other depositary receipts, in addition to direct investments in the securities of non-U.S. issuers. The Fund may also utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments, as well as access products such as participatory notes. Although the Fund does not expect to invest significantly in foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments, it may do so at any time.
     In selecting investments for the Fund, the portfolio managers use a value investing style focusing on equity securities of companies whose securities the portfolio managers believe have low valuations, including smaller capitalization securities and real estate investment trusts (REITs). The portfolio managers partition the Fund’s initial selection universe of non-U.S. and U.S. companies for dividend-paying value opportunities across the emerging markets to determine potential holdings for the Fund representing broad diversification by sector, industry, country and issue. The portfolio managers use quantitative factors to screen the Fund’s selection universe, analyzing factors such as price-to-earnings ratios (i.e., share price relative to a company’s earnings), dividend yield, price-to-book ratios (i.e., share price relative to a company’s balance sheet value), price-to-cash-flow ratios (i.e., share price relative to a company’s cash flow). After still further narrowing the universe through a combination of qualitative analysis and fundamental research, the portfolio managers select securities for the Fund.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):
•	Market Risk

•	Issuer Risk

•	Equity Securities Risk

•	Non-U.S. Investment Risk

•	Emerging Markets Risk

•	Smaller Company Risk

•	Credit Risk

•	Currency Risk

•	Liquidity Risk

•	Management Risk

•	REIT Risk

•	Turnover Risk

AllianzGI NFJ Global Dividend Value Fund	Ticker Symbol:
ANUIX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks long-term growth of capital and income	Fund Focus Income-producing common stocks of U.S. and non-U.S. companies with potential for capital appreciation	Approximate Primary Capitalization Range In excess of $1 billion

	Fund Category Global Stocks	Approximate Number of Holdings 40-60	Dividend Frequency Quarterly
     The Fund seeks to achieve its objective by normally investing primarily in common stocks of U.S. and non-U.S. companies with market capitalizations in excess of $1 billion. Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks and other equity securities of companies that pay or are expected to pay dividends. The Fund normally invests at least 40% of its total assets in non-U.S. securities (directly or through depositary receipts) and at least 25% of its total assets in U.S. securities, and allocates its investments across at least three different countries (including the U.S.). The Fund normally invests no more than 30% of its total assets in emerging market securities. The portfolio managers focus on securities of companies that they believe have low valuations and they use quantitative factors to screen the Fund’s initial selection universe. The portfolio managers classify this universe by industry (without regard to geographic concentration) in order to determine potential holdings representing a broad range of industry groups. Within each industry group, the portfolio managers further narrow the universe by analyzing factors such as price-to-earnings ratios (i.e., share price relative to a company’s earnings), dividend yield, price-to-book ratios (i.e., share price relative to a company’s balance sheet value), price-to-cash-flow ratios (i.e., share price relative to a company’s cash flow) and price momentum (i.e., changes in security price relative to changes in overall market prices). After narrowing the universe through a combination of qualitative analysis and fundamental research, the portfolio managers select securities for the Fund. In addition to common stocks and other equity securities (such as preferred stocks, convertible securities and warrants), the Fund may invest in real estate investment trusts (REITs), and may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. Although the Fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):
•	Market Risk

•	Issuer Risk

•	Equity Securities Risk

•	Non-U.S. Investment Risk

•	Emerging Markets Risk

•	Smaller Company Risk

•	Credit Risk

•	Currency Risk

•	Derivatives Risk

•	Focused Investment Risk

•	Leveraging Risk

•	Liquidity Risk

•	Management Risk

•	REIT Risk

•	Turnover Risk

AllianzGI NFJ International Small-Cap Value Fund	Ticker Symbol:
AJVIX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation	Fund Focus Undervalued equity securities of non-U.S. companies with small capitalizations	Approximate Primary Capitalization Range Between $500 million and $5 billion

	Fund Category Value Stocks	Approximate Number of Holdings 125-200 Issuers	Dividend Frequency Annually
     The Fund seeks to achieve its objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks and other equity securities (such as preferred stocks, convertible securities and warrants) with smaller market capitalizations. The Fund currently considers smaller market capitalization companies to be companies with market capitalization of between $500 million and $5 billion. Under normal circumstances, the Fund expects to invest at least 65% of its net assets in common stocks and equity securities of non-U.S. companies. The Fund may invest up to 20% of its assets in emerging market securities. The Fund may also achieve its exposure to non-U.S. equity securities through investing in American Depositary Receipts (ADRs).
     The portfolio managers seek stocks that are attractively priced, based on their industry relative P/E multiples and dividend yields. The portfolio managers use a value investing style focusing on companies whose securities the portfolio managers believe are undervalued. The portfolio managers partition the Fund’s selection universe by industry and then identify what they believe to be undervalued securities in each industry to determine potential holdings for the Fund representing a broad range of industry groups. The portfolio managers use quantitative factors to screen the Fund’s initial selection universe, analyzing factors such as price momentum (i.e., changes in security price relative to changes in overall market prices), earnings estimate revisions (i.e., changes in analysts’ earnings-per-share estimates) and fundamental changes. After narrowing the universe through a combination of qualitative analysis and fundamental research, the portfolio managers select securities for the Fund. In addition to common stocks and other equity securities, the Fund may invest in securities issued in initial public offerings (IPOs), and may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. Although the Fund does not expect to invest significantly in derivative instruments, it may do so at any time.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first nine risks):
•	Market Risk

•	Issuer Risk

•	Equity Securities Risk

•	Non-U.S. Investment Risk

•	Credit Risk

•	Currency Risk

•	Emerging Market Risk

•	Smaller Company Risk

•	Liquidity Risk

•	Focused Investment Risk

•	IPO Risk

•	Management Risk

•	Turnover Risk

AllianzGI NFJ International Value II Fund	Ticker Symbol:
NFJIX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation	Fund Focus Undervalued equity securities of non-U.S. companies with capitalizations greater than $1 billion	Approximate Primary Capitalization Range Greater than $1 billion

	Fund Category International Stocks	Approximate Number of Holdings 75-125 Issuers	Dividend Frequency Quarterly
     The Fund seeks to achieve its objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks and other equity securities of non-U.S. companies with market capitalizations greater than $1 billion. The Fund normally invests significantly in securities that the portfolio managers expect will generate income (for example, by paying dividends). The Fund may invest up to 20% of its assets in emerging market securities. The Fund may also achieve its exposure to non-U.S. equity securities through investing in American Depositary Receipts (ADRs). The Fund normally will invest in securities of companies located in at least three countries, which may include the United States.
     The portfolio managers use a value investing style focusing on companies whose securities the portfolio managers believe are undervalued. The portfolio managers use quantitative factors to screen the Fund’s initial selection universe. To further narrow the universe, the portfolio managers analyze factors such as price momentum (i.e., changes in security price relative to changes in overall market prices), earnings estimate revisions (i.e., changes in analysts’ earnings-per-share estimates) and fundamental changes. The portfolio managers also identify what they believe to be undervalued securities in each industry to determine potential holdings for the Fund representing a broad range of industry groups. After narrowing the universe through a combination of qualitative analysis and fundamental research, the portfolio managers select securities for the Fund.
     In addition to common stocks and other equity securities (such as preferred stocks, convertible securities and warrants), the Fund may invest in securities issued in initial public offerings (IPOs), and may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. Although the Fund does not expect to invest significantly in derivative instruments during its initial fiscal year, it may do so at any time.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):
•	Market Risk

•	Issuer Risk

•	Equity Securities Risk

•	Non-U.S. Investment Risk

•	Emerging Markets Risk

•	Smaller Company Risk

•	Credit Risk

•	Currency Risk

•	Focused Investment Risk

•	Liquidity Risk

•	Management Risk

•	Turnover Risk

AllianzGI Redwood Fund	Ticker Symbol:
ARRIX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation with a high degree of downside protection and reduced volatility relative to the broad U.S. equity market	Fund Focus U.S. equity and equity related instruments and derivatives	Approximate Primary Capitalization Range Mid- and large-capitalization (generally in excess of $2 billion)

	Fund Category Equity Long-Short (Alternative)	Approximate Number of Holdings 40-80 Issuers	Dividend Frequency At least annually
     The Fund seeks to achieve its objective under normal circumstances by primarily investing in in-the-money (ITM) buy-writes on U.S. equities and writing out-of-the-money put options on U.S. equities. Buy-writes represent the combination of a long equity position and the sale of a call option against that equity position. In analyzing specific buy-writes for possible investment, the portfolio managers ordinarily look for protection down to a fundamentally derived estimate of “intrinsic value,” as described below; attractive potential return relative to risk; and an appropriate correlation between the time to expiration and the estimate of intrinsic value. Based on fundamental research, the portfolio managers estimate the potential downside volatility (the “intrinsic value” level) of each equity security under consideration for the Fund’s buy-write portfolio. The strike price of the call options is usually set at or below the estimated intrinsic value level of the securities against which they are sold and the time to expiration of the options that the Fund sells varies. The Fund may also write (sell) in-the-money call options on equity indexes and/or exchange traded funds and may write call options on individual securities that it does not hold in its portfolio (i.e., “naked” call options). With respect to any long equity position held by the Fund, the Fund may write call options on a greater or lesser number of shares than it holds. To the extent that call options are written on greater than 100% of the position, this would represent naked call option exposure. However, with respect to any naked call option exposure, the fund will segregate liquid assets in an amount equal to its daily exposure under the contract or enter into offsetting positions. When writing out-of-the-money put options, the Fund typically sets the strike price at or below the estimated intrinsic value level of the securities on which the options are written. The fund typically uses out-of-the-money put options to achieve similar goals as the buy-writes in which it invests. The issuers of equity securities purchased by the Fund will primarily have market capitalizations in excess of $2 billion. The Fund may invest in companies located within or outside the United States (including companies organized or headquartered in emerging market countries). The Fund is not limited in the percentage of assets it may invest in any one country, region or geographic area. The Fund may invest in initial public offerings (IPOs) and in exchange-traded funds. In addition to common stocks and other equity securities (such as preferred stocks, convertible securities and warrants) and equity-related instruments, the Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first four risks):
•	Market Risk

•	Issuer Risk

•	Equity Securities Risk

•	Derivatives Risk

•	Credit Risk

•	Currency Risk

•	Emerging Markets Risk

•	Focused Investment Risk

•	IPO Risk

•	Leveraging Risk

•	Liquidity Risk

•	Management Risk

•	Non-U.S. Investment Risk

•	Smaller Company Risk

•	Turnover Risk

AllianzGI Short Duration High Income Fund	Ticker Symbol:
ASHIX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks a high level of current income	Fund Focus High Yield Bonds and Bank Loans	Credit Quality Minimum 80% of assets rated Ba/BB or below

	Fund Category Fixed Income Securities		Dividend Frequency Monthly
     The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in debt securities issued by public and private companies, which are rated below investment grade (rated Ba or below by Moody’s or BB or below by S&P or Fitch, or if unrated, determined by the Sub-Adviser to be of comparable quality), while maintaining an average duration of less than three years and in derivatives and other synthetic instruments that have economic characteristics similar to such debt securities. Derivatives transactions may have the effect of either magnifying or limiting the Fund’s gains and losses.
     The Fund may invest up to 20% of its assets in bank loans. The Fund may invest up to 20% of its assets in securities of issuers based outside of the United States, which will typically be U.S. dollar-denominated but may also include securities denominated in non-U.S. currencies. The Fund invests in high yield securities and bank loans, collecting coupons, and protecting from adverse market conditions, with incremental benefit from capital preservation. The Fund will invest less than 10% of its net assets in securities rated CCC or below by Standard and Poor’s.
     The portfolio managers utilize a top-down approach that seeks to identify industries and companies that appear favorable for investment. After the industries are selected, the portfolio managers identify bonds of issuers within those industries based on their creditworthiness, their yields in relation to their credit quality and the relative value in relation to the high yield market. The portfolio managers may sell a security for a variety of reasons, such as to invest in a company offering superior investment opportunities.
     Although the Fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first three risks):
•	Fixed Income Risk

•	High Yield Securities Risk

•	Market Risk

•	Issuer Risk

•	Interest Rate Risk

•	Credit Risk

•	Derivatives Risk

•	Liquidity Risk

•	Management Risk

•	Non-U.S. Investment Risk

•	Smaller Company Risk

AllianzGI Structured Alpha Fund	Ticker Symbol:
AZIIX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks to generate attractive risk-adjusted absolute returns through a complete market cycle	Fund Category Options	Approximate Primary Capitalization Range N/A

		Fund Focus	Dividend Frequency
		Equity index options	At least annually
     The Fund seeks to achieve its investment objective by investing significantly in exchange-traded listed and FLEX U.S. equity index options, while holding cash and cash equivalents as collateral for option investments. Under normal market conditions, the Fund will hold the majority of its assets in cash and cash equivalents such as U.S. Treasury bills.
     Using a portion of its cash and cash equivalents as collateral, the portfolio managers utilize a combination of proprietary models to construct paired option positions, or so-called “option spreads,” typically by buying and selling put options and call options on equity indexes such as the S&P 500 Index, Russell 2000 Index and NASDAQ 100. The Fund may buy and sell exchange-traded options and FLEX options (i.e., listed options that are traded on an exchange but with customized strike prices and expiration dates). The portfolio managers seek to create option-based “profit zones” that upon expiration of the combination of individual option positions that make up the option spread will capture positive payoffs if the level of the underlying index (or other instrument) ends up within the chosen “profit zone.” The Fund seeks to optimize spread positions and profit zones based on (a) targeted positive return potential, (b) structural risk protections, (c) collateral management, and (d) flexibility to restructure profit zones if necessary. The Fund intends to invest primarily in option spreads, consisting of 50 to 400 individual option positions, and may buy or sell put or call index options that are not paired as part of an option spread. The duration of individual option positions will normally range from 20 to 75 days at inception. The gross notional value of options held by the Fund may significantly exceed the current net asset value of the Fund at any time.
     The Fund may invest in exchange traded funds (“ETFs”) and exchange traded notes (“ETNs”), including ETFs and ETNs that provide exposure to market volatility, either as an offset or as an addition to option-based trades. The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first two risks):
•	Market Risk

•	Fixed Income Risk

•	Credit Risk

•	Derivatives Risk

•	Leveraging Risk

•	Liquidity Risk

•	Management Risk

•	Turnover Risk

AllianzGI Ultra Micro Cap Fund	Ticker Symbol:
AUMIX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum long-term capital appreciation	Fund Focus Ultra micro-capitalization common stocks	Approximate Primary Capitalization Range Less than two times the weighted average of Russell Microcap Growth Index

	Fund Category Growth Stocks	Approximate Number of Holdings 80-120	Dividend Frequency At least annually
     The Fund seeks to achieve its objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of ultra micro-cap companies. The Fund currently defines ultra micro-cap companies as those with market capitalizations less than two times the weighted average of the Russell Microcap Growth Index, i.e., capitalizations less than $810 million as of February 28, 2013. Under normal market conditions, the Fund expects to maintain a weighted average market capitalization below that of the Russell Microcap Growth Index ($405 million as of February 28, 2013). The portfolio managers follow a disciplined, fundamental bottom-up research process focusing on companies undergoing positive fundamental change, with sustainable growth characteristics. The portfolio managers look for what they believe to be the best risk-reward candidates within the investment universe, defined as equities that are expected to appreciate based on accelerating fundamental performance, rising expectations and related multiple expansion. Company-specific research includes industry and competitive analysis, revenue model analysis, profit analysis and balance sheet assessment. Once the portfolio managers believe that positive fundamental change is occurring and will likely lead to accelerating fundamental performance, they seek evidence that performance will be a longer-term sustainable trend. Lastly, the portfolio managers determine if the investment is timely with regard to relative valuation and price strength, exploiting stocks that are under-priced relative to their potential. The Fund may have a high portfolio turnover rate, which may be up to 200% or more. In addition to common stocks and other equity securities (such as preferred stocks and convertible securities), the Fund may invest in securities issued in initial public offerings (IPOs), and may utilize foreign currency exchange contracts, options, stock index futures contracts, warrants and other derivative instruments. Although the Fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first four risks):
•	Market Risk

•	Issuer Risk

•	Equity Securities Risk

•	Smaller Company Risk

•	Credit Risk

•	Derivatives Risk

•	Focused Investment Risk

•	IPO Risk

•	Leveraging Risk

•	Liquidity Risk

•	Management Risk

•	Turnover Risk

AllianzGI U.S. Emerging Growth Fund	Ticker Symbol:
AEMIX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum long-term capital appreciation	Fund Focus Smaller capitalization common stocks	Approximate Primary Capitalization Range Similar to Russell 2000 Growth Index

	Fund Category Growth Stocks	Approximate Number of Holdings 130-170	Dividend Frequency At least annually
     The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of U.S. companies. The Fund currently defines “U.S. companies” as those companies that (i) are incorporated in the U.S., (ii) derive at least 50% of their revenue or profits from business activities in the U.S. or (iii) maintain at least 50% of their assets in the U.S. The Fund expects to invest typically in companies with a market capitalization similar to the Russell 2000 Growth Index (between $34 million and $6.061 billion as of February 28, 2013). The portfolio managers follow a disciplined, fundamental bottom-up research process focusing on companies undergoing positive fundamental change, with sustainable growth characteristics. The portfolio managers look for what they believe to be the best risk-reward candidates within the investment universe, defined as equities that are expected to appreciate based on accelerating fundamental performance, rising expectations and related multiple expansion. Company-specific research includes industry and competitive analysis, revenue model analysis, profit analysis and balance sheet assessment. Once the portfolio managers believe that positive fundamental change is occurring and will likely lead to accelerating fundamental performance, they seek evidence that performance will be a longer-term sustainable trend. Lastly, the portfolio managers determine if the investment is timely with regard to relative valuation and price strength, exploiting stocks that are under-priced relative to their potential. The Fund may have a high portfolio turnover rate, which may be up to 200% or more. In addition to common stocks and other equity securities (such as preferred stocks and convertible securities), the Fund may invest in securities issued in initial public offerings (IPOs), and may utilize foreign currency exchange contracts, options, stock index futures contracts, warrants and other derivative instruments. Although the Fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first three risks):
•	Market Risk

•	Issuer Risk

•	Equity Securities Risk

•	Credit Risk

•	Derivatives Risk

•	Focused Investment Risk

•	IPO Risk

•	Leveraging Risk

•	Liquidity Risk

•	Management Risk

•	Smaller Company Risk

•	Turnover Risk

AllianzGI U.S. Equity Hedged Fund	Ticker Symbol:
AZUIX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks capital appreciation, with added emphasis on the protection of capital during unfavorable market conditions	Fund Category Common Stocks	Approximate Primary Capitalization Range Same as S&P 500 Index

		Fund Focus	Dividend Frequency
		U.S. equity securities	At least annually
     The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks of U.S. companies. The Fund currently defines “U.S. companies” as those companies that are deemed to be domiciled in the United States for purposes of their geographical eligibility for inclusion in the S&P 500 Index, a broad-based index of U.S. stocks. The Fund expects to invest typically in all 500 stocks included in the S&P 500 Index, and seeks to replicate approximately the relative weighting of those stocks on the S&P 500 Index. To the extent the portfolio managers identify efficiencies in achieving exposure to desired stocks through other instruments, the Fund may complement its direct stock positions with temporary or medium-term investments in stock index futures, exchange traded funds (ETFs) and other derivative instruments.
     Under normal market and other conditions, in addition to the stock portfolio described above, the Fund seeks to employ a strategy of investing in exchange-traded options or FLEX options (i.e. listed options that are traded on an exchange, but with customized strike prices and expiration dates) that, when paired with the equity portfolio, promote the protection of capital during unfavorable market conditions (the “Index Option Strategy”). Under normal market conditions, the option positions will consist of long puts with notional value roughly equal to the full value of the Fund’s stock portfolio, expiring in roughly equal proportions over longer periods (e.g., the next 12 months), and short call positions expiring over a shorter period (e.g. less than 45 days) with notional value roughly equal to the full value of the Fund’s stock portfolio. Additionally, when a new long put position is established in periods of elevated volatility, the portfolio managers may seek to pair it with a short put at a strike price below the coinciding long put. All options are expected to be held to expiration (unless redemptions require earlier close-out), and strike prices are systematically selected.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first four risks):
•	Market Risk

•	Issuer Risk

•	Equity Securities Risk

•	Derivatives Risk

•	Credit Risk

•	Leveraging Risk

•	Liquidity Risk

•	Management Risk

•	Turnover Risk

AllianzGI Emerging Markets Opportunities Fund	Ticker Symbol:
AOTIX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum long-term capital appreciation	Fund Focus Emerging market stocks	Approximate Primary Capitalization Range All capitalizations

	Fund Category International Stocks	Approximate Number of Holdings 100-150	Dividend Frequency At least annually

The Fund seeks to achieve its objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in securities of companies that are tied economically to countries with emerging securities markets-that is, countries with securities markets which are, in the opinion of the portfolio managers, less sophisticated than more developed markets in terms of participation by investors, analyst coverage, liquidity and regulation. The Fund will normally invest primarily in companies located in the countries represented in the Fund’s benchmark, the MSCI Emerging Markets Index, and have exposure to at least 5 emerging market countries. The portfolio managers use a dynamic quantitative process combined with a fundamentals-based, actively-managed security selection process to make individual security, industry sector and country selection decisions. The Fund normally invests primarily in common stocks, either directly or indirectly through depositary receipts. The Fund may invest up to 20% of its assets in securities of U.S. companies and may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. Although the Fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

• Market Risk

• Issuer Risk

• Equity Securities Risk

• Non-U.S. Investment Risk

• Emerging Markets Risk

• Smaller Company Risk

• Credit Risk

• Currency Risk

• Derivatives Risk

• Focused Investment Risk

• Leveraging Risk

• Liquidity Risk

• Management Risk

• Turnover Risk

AllianzGI Focused Growth Fund	Ticker Symbol:
PGFIX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks capital appreciation	Fund Focus Larger capitalization common stocks	Approximate Primary Capitalization Range $1 billion or more

	Fund Category Growth Stocks	Approximate Number of Holdings 25-45	Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing primarily in equity securities of U.S. companies with market capitalizations of at least $1 billion. The Fund may also invest up to 20% of its assets in non-U.S. securities (but no more than 10% in any one non-U.S. country or 10% in companies organized or headquartered in emerging market countries). At times, depending on market and other conditions, the Fund may also invest a significant percentage of its assets in a small number of business sectors or industries. The portfolio managers are constrained to only including the 25-45 highest conviction large cap growth stocks covered by the research team.

The portfolio managers believe the securities in the Fund exhibit the greatest combination of earnings growth potential, quality (as reflected in consistent business fundamentals) and attractive valuation. The portfolio managers ordinarily look for several of the following characteristics when analyzing specific companies for possible investment: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue, cash flow or earnings through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services or a steady stream of new products and services. In addition to common stocks and other equity securities (such as preferred stocks, convertible securities and warrants), the Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. Although the Fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first three risks):

• Market Risk

• Issuer Risk

• Equity Securities Risk

• Credit Risk

• Emerging Markets Risk

• Currency Risk

• Focused Investment Risk

• Liquidity Risk

• Derivatives Risk

• Management Risk

• Non-U.S. Investment Risk

• Turnover Risk

• Leveraging Risk

AllianzGI Global Commodity Equity Fund	Ticker Symbol:
RGLIX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation	Fund Focus Equity securities of U.S. and non-U.S. natural resources companies	Approximate Primary Capitalization Range All capitalizations

	Fund Category Sector-Related Stocks	Approximate Number of Holdings 50-100	Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of companies principally engaged in the research, development, manufacturing, extraction, distribution or sale of materials, energy or goods related to the Agriculture, Energy, Materials or Commodity-Related Industrials sectors. The Fund considers (i) the Agriculture sector to include products such as grain, vegetable oils, livestock and agricultural-type products such as coffee; (ii) the Energy sector to include products such as coal, natural gas, oil, alternative energy and electricity; (iii) the Materials sector to include products such as chemicals & fertilizers, constructions materials, industrial metal, precious metal, steel, minerals and paper products; and (iv) the Commodity-Related Industrials sector to include industrial firms that manufacture tools, equipment and goods used in the development and production of commodities or that maintain infrastructure used in their transportation. The Fund also has a fundamental policy to invest at least 25% of its total assets in the “natural resources” sector, as described in the SAI. Under normal conditions, the portfolio managers seek to allocate investments such that the Fund has exposure to a diverse range of commodities within each of the three primary commodity sectors of Agriculture, Energy and Materials. The Fund expects to invest most of its assets in U.S. and non-U.S. common stocks. Under normal circumstances, the Fund will invest a minimum of 1/3 of its assets in non-U.S. securities and will invest in companies organized or headquartered in at least eight countries including the United States. The Fund may also invest up to 10% of its net assets in securities issued by other investment companies, included exchange-traded funds (“ETFs”).

The Fund’s portfolio managers evaluate the relative attractiveness of individual commodity cycles, including supply-demand fundamentals, pricing outlook and impact on U.S. and non-U.S. macroeconomic indicators like inflation. In addition, the portfolio managers may consider forecasts of economic growth, inflation and interest rates to help identify industry sectors, regions and individual countries (including emerging market countries) that they believe are likely to offer the best investment opportunities. The portfolio managers seek to evaluate the correlation of degree to which companies’ earnings are linked to commodity price changes, as well as companies’ fundamental value and prospects for growth.

In addition to common stocks and other equity securities (such as preferred stocks, convertible securities and warrants), the Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. Although the Fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first seven risks):

• Market Risk

• Issuer Risk

• Equity Securities Risk

• Focused Investment Risk (Commodity-Related Companies Risk)

• Non-U.S. Investment Risk

• Emerging Markets Risk

• Smaller Company Risk

• Credit Risk

• Currency Risk

• Derivatives Risk

• Leveraging Risk

• Liquidity Risk

• Management Risk

• Turnover Risk

AllianzGI Global Small-Cap Fund	Ticker Symbol:
DGSCX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation	Fund Focus Equity securities of smaller capitalization U.S. and non-U.S. issuers	Approximate Primary Capitalization Range Weighted-average market capitalization between 50% and 200% of the weighted-average market capitalization of the MSCI World Small-Cap Index

	Fund Category Global Stocks	Approximate Number of Holdings 150-190	Dividend Frequency At least annually

The Fund seeks to achieve its objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in companies with market capitalizations comparable to those of companies included in the MSCI World Small-Cap Index (between $11.4 million and $5.6 billion as of June 30, 2012). Under normal market and other conditions, the Fund expects to maintain a weighted-average market capitalization between 50% and 200% of the weighted-average market capitalization of the securities in the MSCI World Small-Cap Index, which as of June 30, 2012 would permit the Fund to maintain a weighted-average market capitalization ranging from $929 million to $3.7 billion. The Fund normally invests in companies organized or headquartered in at least eight different countries (one of which may be the United States) and expects that the majority of its non-U.S. investments will normally be in Japan and Western Europe. The Fund will normally invest no more than 25% of its assets in issuers that are organized or headquartered in any one country outside the U.S., other than France, Germany, Japan and the United Kingdom. The Fund may invest up to 30% of its assets in companies organized or headquartered in emerging market countries (but no more than 10% in any one emerging market country). Regional portfolio managers in the United States, Europe and Asia collaborate to produce a portfolio that is believed likely to have the best investment opportunities from each of those regions. The allocation of Fund assets among these three regions is set from time to time and periodically adjusted through a collaborative effort among the most senior portfolio manager in the regions.

The portfolio managers in Europe and Asia develop forecasts of economic growth, inflation and interest rates that are used to help identify countries and other geographies within the applicable region that are likely to offer the best investment opportunities. The portfolio managers may consider the anticipated economic growth rate, political outlook, inflation rate, currency outlook and interest rate environment for the country and the region in which a company is located. The portfolio managers in Europe and Asia ordinarily look for the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services or a steady stream of new products and services.

The portfolio managers in the United States follow a disciplined, fundamental bottom-up research process focusing on North American companies with sustainable growth characteristics that are undergoing positive fundamental change. The portfolio managers look for what they believe to be the best risk-reward candidates within the investment universe, defined as equities that are expected to appreciate based on accelerating fundamental performance, rising expectations and related multiple expansion. Company-specific research includes industry and competitive analysis, revenue model analysis, profit analysis and balance sheet assessment. Once the portfolio managers in the United States believe that positive fundamental change is occurring and will likely lead to accelerating fundamental performance, they seek evidence that performance will be a longer-term sustainable trend. Lastly, these portfolio managers determine if the investment is timely with regard to relative valuation and price strength, exploiting stocks that are under-priced relative to their potential.

In addition to common stocks and other equity securities (such as preferred stocks, convertible securities and warrants), the Fund may invest in securities issued in initial public offerings (IPOs), and may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. Although the Fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

• Market Risk

• Issuer Risk

• Equity Securities Risk

• Non-U.S. Investment Risk

• Emerging Markets Risk

• Smaller Company Risk

• Credit Risk

• Currency Risk

• Derivatives Risk

• Focused Investment Risk

• IPO Risk

• Leveraging Risk

• Liquidity Risk

• Management Risk

• Turnover Risk

AllianzGI Income & Growth Fund	Ticker Symbol:
AZNIX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks total return comprised of current income, current gains and capital appreciation	Fund Focus Combination of common stocks and other equity securities, debt securities and convertible securities	Approximate Primary Capitalization Range All capitalizations

	Fund Category Income & Equity	Approximate Number of Holdings 100-300	Dividend Frequency Monthly

The Fund seeks to achieve its objective by investing primarily in a combination of common stocks and other equity securities, debt securities and convertible securities. The allocation of the Fund’s investments across asset classes will vary substantially from time to time. The Fund’s investments in each asset class are based upon the portfolio managers’ assessment of economic conditions and market factors, including equity price levels, interest rate levels and their anticipated direction. The portfolio managers will select common stocks by utilizing a fundamental, bottom-up research process intended to identify issuers whose financial fundamentals are expected to improve, and will select convertible or debt securities using a credit analysis that focuses on income producing characteristics. It is expected that a substantial portion of the Fund’s investments in debt securities and convertible securities will be rated below investment grade or unrated and determined to be of similar quality (“high-yield securities” or “junk bonds”). The Fund may invest in issuers of any market capitalization (with a focus on $3 billion and above) and may invest a portion of its assets in non-U.S. securities (including emerging market securities). Normally the Fund will employ a strategy of writing (selling) call options on the common stocks it holds; such strategy is intended to enhance Fund distributions and reduce overall portfolio risk, though there is no assurance that it will succeed. In addition to equity securities (such as preferred stocks and warrants), the Fund may invest in unregistered securities and may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

• Market Risk

• Issuer Risk

• High Yield Risk

• Equity Securities Risk

• Smaller Company Risk

• Derivatives Risk

• Convertible Securities Risk

• Credit Risk

• Currency Risk

• Emerging Markets Risk

• Focused Investment Risk

• Interest Rate Risk

• Leveraging Risk

• Liquidity Risk

• Management Risk

• Non-U.S. Investment Risk

• Turnover Risk

AllianzGI International Managed Volatility Fund	Ticker Symbol:
NAISX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum long-term capital appreciation	Fund Focus Companies located in the developed countries represented in the MSCI EAFE Index	Approximate Primary Capitalization Range All capitalizations

	Fund Category International Stocks	Approximate Number of Holdings 60-120	Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by investing in a portfolio of international equities that manages overall portfolio volatility. The Fund normally invests primarily in equity securities of companies located outside of the U.S., and will not invest more than 50% of its net assets in companies within any single country. The Fund ordinarily allocates its investments among a number of different countries, including those in the MSCI EAFE Index and normally invests at least 80% of its assets in non-U.S. securities. The Fund normally focuses its non-U.S. investments in developed countries but may also invest in emerging markets securities. The Fund may invest in issuers of any market capitalization, including smaller capitalization companies. The Fund intends to utilize an investment strategy that focuses on the overall management of portfolio volatility. This focus may result in the Fund outperforming the general securities market during periods of flat or negative market performance, and underperforming the general securities market during periods of strong positive market performance.

The portfolio managers use a dynamic quantitative process combined with a fundamentals-based, actively-managed security selection process to make individual security and sector selection decisions. Under the Sub-Adviser’s managed volatility strategy, the portfolio managers seek to emphasize stocks that exhibit a lower sensitivity to broader market movements (or “beta”), as they believe that stocks with higher betas are not rewarded with commensurately higher returns by the market. The portfolio construction process is iterative in nature. Initially, the portfolio managers build a fully invested and diversified portfolio subject to sector and security constraints with a goal of minimizing total volatility as measured by the standard deviation of returns. The team then overlays a proprietary stock selection model and seeks to build a final portfolio of stocks that considers the trade off between volatility and sources of relative performance (or “alpha”). The portfolio managers consider whether to sell a particular security when any of the above factors materially changes, or when a more attractive investment candidate is available.

In addition to equity securities (such as preferred stocks, convertible securities and warrants) and equity-related instruments, the Fund may invest in securities issued in initial public offerings (IPOs), and utilize foreign currency exchange contracts, options, stock index futures contracts, warrants and other derivative instruments. Although the Fund does not expect to invest significantly in derivative instruments during its current fiscal year, it may do so at any time.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first five risks):

• Market Risk

• Issuer Risk

• Equity Securities Risk

• Non-U.S. Investment Risk

• Emerging Markets Risk

• Smaller Company Risk

• Credit Risk

• Currency Risk

• Derivatives Risk

• Focused Investment Risk

• IPO Risk

• Leveraging Risk

• Liquidity Risk

• Management Risk

• Turnover Risk

AllianzGI Large-Cap Growth Fund	Ticker Symbol:
DRLCX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation	Fund Focus Large capitalization equity securities	Approximate Primary Capitalization Range $5 billion or more

	Fund Category Growth Stocks	Approximate Number of Holdings 45-85	Dividend Frequency At least annually

The Fund seeks to achieve its objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks and other equity securities of U.S. companies with market capitalizations of at least $5 billion. The Fund may also invest up to 20% of its assets in non-U.S. securities (but no more than 10% in any one non-U.S. country or 10% in companies organized or headquartered in emerging market countries). At times, the Fund may also invest significantly in a small number of business sectors or industries. In analyzing specific companies, the portfolio managers ordinarily look for the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue, cash flow or earnings through an expanding market or market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services or a steady stream of new products and services. In addition to common stocks and other equity securities (such as preferred stocks, convertible securities and warrants), the Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. Although the Fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first three risks):

• Market Risk

• Issuer Risk

• Equity Securities Risk

• Credit Risk

• Currency Risk

• Derivatives Risk

• Emerging Markets Risk

• Focused Investment Risk

• Leveraging Risk

• Liquidity Risk

• Management Risk

• Non-U.S. Investment Risk

• Turnover Risk

AllianzGI Mid-Cap Fund	Ticker Symbol:
DRMXC (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation	Fund Focus Medium capitalization equity securities	Approximate Primary Capitalization Range Same as the Russell Midcap Growth Index

	Fund Category Growth Stocks	Approximate Number of Holdings 60-100	Dividend Frequency At least annually

The Fund seeks to achieve its objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks and other equity securities of medium-sized companies. The Fund currently defines medium-sized companies as those having market capitalizations comparable to those companies included in the Russell Midcap Growth Index (between $1.3 billion and $19.1 billion as of June 30, 2012). The Fund normally invests primarily in equity securities of U.S. companies. The portfolio managers ordinarily look for companies with the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through an expanding market or market share; a strong balance sheet; superior management; strong commitment to research and product development; differentiated or superior products and services or a steady stream of new products and services. In addition to common stocks and other equity securities (such as preferred stocks, convertible securities and warrants), the Fund may invest in securities issued in initial public offerings (IPOs) and in non-U.S. securities, and may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. Although the Fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are (in alphabetical order after the first four risks):

• Market Risk

• Issuer Risk

• Equity Securities Risk

• Smaller Company Risk

• Credit Risk

• Currency Risk

• Derivatives Risk

• Focused Investment Risk

• IPO Risk

• Leveraging Risk

• Liquidity Risk

• Management Risk

• Non-U.S. Investment Risk

• Turnover Risk

AllianzGI NFJ All-Cap Value Fund	Ticker Symbol:
PNFIX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks long-term growth of capital and income	Fund Focus Undervalued common stocks in a broad range of capitalizations	Approximate Primary Capitalization Range All capitalizations

	Fund Category Value Stocks	Approximate Number of Holdings 35-60	Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing in common stocks and other equity securities of companies representing a broad range of market capitalizations. The Fund normally invests significantly in securities that the portfolio managers expect will generate income (for example, by paying dividends). The portfolio managers use a value investing style focusing on companies whose securities the portfolio managers believe are undervalued. The portfolio managers partition the Fund’s selection universe by industry and then identify what they believe to be undervalued securities in each industry to determine potential holdings for the Fund representing a broad range of industry groups. The portfolio managers use quantitative factors to screen the Fund’s selection universe, analyzing factors such as price momentum (i.e., changes in security price relative to changes in overall market prices), earnings estimate revisions (i.e., changes in analysts’ earnings-per-share estimates) and fundamental changes. After narrowing the universe through a combination of qualitative analysis and fundamental research, the portfolio managers select securities for the Fund. In addition to common stocks and other equity securities (such as preferred stocks, convertible securities and warrants), the Fund may invest in real estate investment trusts (REITs) and in non-U.S. securities, including emerging market securities.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first four risks):

• Market Risk

• Issuer Risk

• Equity Securities Risk

• Smaller Company Risk

• Credit Risk

• Currency Risk

• Emerging Markets Risk

• Focused Investment Risk

• Liquidity Risk

• Management Risk

• Non-U.S. Investment Risk

• REIT Risk

• Turnover Risk

AllianzGI NFJ Dividend Value Fund	Ticker Symbol:
NFJEX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks long-term growth of capital and income	Fund Focus Income producing common stocks with potential for capital appreciation	Approximate Primary Capitalization Range Greater than $3.5 billion

	Fund Category Value Stocks	Approximate Number of Holdings 40-60	Dividend Frequency Quarterly

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks and other equity securities of companies that pay or are expected to pay dividends. Under normal conditions, the Fund will invest primarily in common stocks of companies with market capitalizations greater than $3.5 billion. The portfolio managers use a value investing style focusing on companies whose securities the portfolio managers believe are undervalued. The portfolio managers partition the Fund’s selection universe by industry and then identify what they believe to be undervalued securities in each industry to determine potential holdings for the Fund representing a broad range of industry groups. The portfolio managers use quantitative factors to screen the Fund’s selection universe, analyzing factors such as price momentum (i.e., changes in security price relative to changes in overall market prices), earnings estimate revisions (i.e., changes in analysts’ earnings-per-share estimates) and fundamental changes. In addition, a portion of the securities selected for the Fund are identified primarily on the basis of their dividend yields. After narrowing the universe through a combination of qualitative analysis and fundamental research, the portfolio managers select securities for the Fund. In addition to common stocks and other equity securities (such as preferred stocks, convertible securities and warrants), the Fund may invest in real estate investment trusts (REITs) and in non-U.S. securities, including emerging market securities.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first three risks):

• Market Risk

• Issuer Risk

• Equity Securities Risk

• Credit Risk

• Currency Risk

• Emerging Markets Risk

• Focused Investment Risk

• Liquidity Risk

• Management Risk

• Non-U.S. Investment Risk

• REIT Risk

• Turnover Risk

AllianzGI NFJ International Value Fund	Ticker Symbol:
ANJIX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks long-term growth of capital and income	Fund Focus Undervalued equity securities of non-U.S. companies with capitalizations greater than $1 billion	Approximate Primary Capitalization Range Greater than $1 billion

	Fund Category International Stocks	Approximate Number of Holdings 40-60	Dividend Frequency Quarterly

The Fund seeks to achieve its objective by normally investing at least 65% of its net assets (plus borrowings made for investment purposes) in common stocks and other equity securities (such as preferred stocks, convertible securities and warrants) of non-U.S. companies with market capitalizations greater than $1 billion. The Fund normally invests significantly in securities that the portfolio managers expect will generate income (for example, by paying dividends). The Fund may invest up to 50% of its assets in emerging market securities. The Fund may also achieve its exposure to non-U.S. equity securities through investing in American Depositary Receipts (ADRs). The portfolio managers use a value investing style focusing on companies whose securities the portfolio managers believe are undervalued. The portfolio managers partition the Fund’s selection universe by industry and then identify what they believe to be undervalued securities in each industry to determine potential holdings for the Fund representing a broad range of industry groups. The portfolio managers use quantitative factors to screen the Fund’s selection universe, analyzing factors such as price momentum (i.e., changes in security price relative to changes in overall market prices), earnings estimate revisions (i.e., changes in analysts’ earnings-per-share estimates) and fundamental changes. After narrowing the universe through a combination of qualitative analysis and fundamental research, the portfolio managers select securities for the Fund.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

• Market Risk

• Issuer Risk

• Equity Securities Risk

• Non-U.S. Investment Risk

• Emerging Markets Risk

• Smaller Company Risk

• Credit Risk

• Currency Risk

• Focused Investment Risk

• Liquidity Risk

• Management Risk

• Turnover Risk

AllianzGI NFJ Large-Cap Value Fund	Ticker Symbol:
ANVIX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks long-term growth of capital and income	Fund Focus Undervalued large capitalization common stocks	Approximate Primary Capitalization Range Market capitalizations that equal or exceed the market capitalization of the 400th largest company represented in the Russell 1000 Index

	Fund Category Value Stocks	Approximate Number of Holdings 40-80	Dividend Frequency Quarterly

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks and other equity securities of companies with large market capitalizations. The Fund currently considers a company’s market capitalization to be large if it equals or exceeds the market capitalization of the 400th largest company represented in the Russell 1000 Index (i.e., a market capitalization of at least approximately $7 billion as of June 30, 2012). The Fund normally invests significantly in securities that the portfolio managers expect will generate income (for example, by paying dividends). The portfolio managers use a value investing style focusing on companies whose securities the portfolio managers believe are undervalued. The portfolio managers partition the Fund’s selection universe by industry and then identify what they believe to be undervalued securities in each industry to determine potential holdings for the Fund representing a broad range of industry groups. The portfolio managers use quantitative factors to screen the Fund’s selection universe, analyzing factors such as price momentum (i.e., changes in security price relative to changes in overall market prices), earnings estimate revisions (i.e., changes in analysts’ earnings-per-share estimates) and fundamental changes. After narrowing the universe through a combination of qualitative analysis and fundamental research, the portfolio managers select securities for the Fund. In addition to common stocks and other equity securities (such as preferred stocks, convertible securities and warrants), the Fund may invest in real estate investment trusts (REITs) and in non-U.S. securities, including emerging market securities.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first three risks):

• Market Risk

• Issuer Risk

• Equity Securities Risk

• Credit Risk

• Currency Risk

• Focused Investment Risk

• Emerging Market Risk

• Liquidity Risk

• Management Risk

• Non-U.S. Investment Risk

• REIT Risk

• Turnover Risk

AllianzGI NFJ Mid-Cap Value Fund	Ticker Symbol:
PRNIX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks long-term growth of capital and income	Fund Focus Undervalued medium capitalization common stocks	Approximate Primary Capitalization Range Between $2 billion and $17.5 billion

	Fund Category Value Stocks	Approximate Number of Holdings 90-110	Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks and other equity securities of companies with medium market capitalizations. The Fund currently defines medium market capitalization companies as those companies with market capitalizations between $2 billion and $17.5 billion. Effective December 1, 2011, consistent with the type of investments suggested by the Fund’s name, the Fund adopted the 80% test referred to above. The Fund normally invests significantly in securities that the portfolio managers expect will generate income (for example, by paying dividends). The portfolio managers use a value investing style focusing on companies whose securities the portfolio managers believe are undervalued. The portfolio managers partition the Fund’s selection universe by industry and then identify what they believe to be undervalued securities in each industry to determine potential holdings for the Fund representing a broad range of industry groups. The portfolio managers use quantitative factors to screen the Fund’s selection universe, analyzing factors such as price momentum (i.e., changes in security price relative to changes in overall market prices), earnings estimate revisions (i.e., changes in analysts’ earnings-per-share estimates) and fundamental changes. After narrowing the universe through a combination of qualitative analysis and fundamental research, the portfolio managers select securities for the Fund. In addition to common stocks and other equity securities (such as preferred stocks, convertible securities and warrants), the Fund may invest up to 25% of its assets in non-U.S. securities, including emerging market securities (without limit in American Depositary Receipts (ADRs)) and may invest up to 20% of its assets in real estate investment trusts (REITs).

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first four risks):

• Market Risk

• Issuer Risk

• Equity Securities Risk

• Smaller Company Risk

• Credit Risk

• Currency Risk

• Emerging Markets Risk

• Focused Investment Risk

• Liquidity Risk

• Management Risk

• Non-U.S. Investment Risk

• REIT Risk

• Turnover Risk

AllianzGI NFJ Small-Cap Value Fund	Ticker Symbol:
PSVIX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks long-term growth of capital and income	Fund Focus Undervalued small capitalization common stocks	Approximate Primary Capitalization Range Between $100 million and $3.5 billion

	Fund Category Value Stocks	Approximate Number of Holdings 100-150	Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks and other equity securities of companies with smaller market capitalizations. The Fund currently considers smaller market capitalization companies to be companies with market capitalizations of between $100 million and $3.5 billion. The Fund normally invests significantly in securities of companies that the portfolio managers expect will generate income (for example, by paying dividends). The portfolio managers use a value investing style focusing on companies whose securities the portfolio managers believe are undervalued. The portfolio managers partition the Fund’s selection universe by industry and then identify what they believe to be undervalued securities in each industry to determine potential holdings for the Fund representing a broad range of industry groups. The portfolio managers use quantitative factors to screen the Fund’s selection universe, analyzing factors such as price momentum (i.e., changes in security price relative to changes in overall market prices), earnings estimate revisions (i.e., changes in analysts’ earnings-per-share estimates) and fundamental changes. After narrowing the universe through a combination of qualitative analysis and fundamental research, the portfolio managers select securities for the Fund. In addition to common stocks and other equity securities (such as preferred stocks, convertible securities and warrants), the Fund may invest in real estate investment trusts (REITs) and non-U.S. securities, including emerging market securities.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first four risks):

• Market Risk

• Issuer Risk

• Equity Securities Risk

• Smaller Company Risk

• Credit Risk

• Currency Risk

• Emerging Markets Risk

• Focused Investment Risk

• Liquidity Risk

• Management Risk

• Non-U.S. Investment Risk

• REIT Risk

• Turnover Risk

AllianzGI Opportunity Fund	Ticker Symbol:
POFIX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks capital appreciation; No consideration is given to income	Fund Focus Smaller capitalization common stocks	Approximate Primary Capitalization Range Less than $2 billion

	Fund Category Growth Stocks	Approximate Number of Holdings 70-110	Dividend Frequency At least annually

The Fund seeks to achieve its objective by normally investing at least 65% of its assets in common stocks of “growth” companies with market capitalizations of less than $2 billion. The portfolio managers’ investment process focuses on bottom-up, fundamental analysis. The portfolio managers consider “growth” companies to include companies that they believe to have above-average growth prospects (relative to companies in the same industry or the market as a whole). In seeking to identify these companies, the portfolio managers will consider fundamental characteristics such as revenue growth, volume and pricing trends, profit margin behavior, margin expansion opportunities, financial strength, cash flow growth, asset value growth and earnings growth. The investment process includes both quantitative and qualitative analysis. Once a potential investment is identified, the portfolio managers conduct a quantitative analysis to determine if the security is reasonably priced with respect to its peer group on a historical and current basis. Then fundamental research is conducted, focusing on a review of financial statements and third-party research. The portfolio managers seek to diversify the portfolio among different industries. The Fund may invest in securities issued in initial public offerings (IPOs) and up to 15% of its assets in non-U.S. securities (without limit in American Depositary Receipts (ADRs)).

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first four risks):

• Market Risk

• Issuer Risk

• Equity Securities Risk

• Smaller Company Risk

• Credit Risk

• Currency Risk

• Focused Investment Risk

• IPO Risk

• Liquidity Risk

• Management Risk

• Non-U.S. Investment Risk

• Turnover Risk

AllianzGI Small-Cap Blend Fund	Ticker Symbol:
AZBIX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation	Fund Focus Equity securities of smaller and micro capitalization U.S. issuers	Approximate Primary Capitalization Range Smaller than the largest company in the Russell 2000 Index

	Fund Category		Dividend Frequency
	Blend Stocks		At least annually

The Fund seeks to achieve its objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in companies with smaller market capitalizations. The Fund expects to invest principally in U.S. companies but may invest to a lesser extent in non-U.S. companies. The Fund currently considers smaller market capitalization companies to be companies with market capitalizations that are smaller than the largest company in the Russell 2000 Index (approximately $5.8 billion as of June 30, 2013). The portfolio managers generally seek exposure to smaller capitalization companies by employing four distinct small-cap strategies or “sleeves” for selecting individual stocks:

• U.S. Systematic Small-Cap;

• Small-Cap Managed Volatility;

• U.S. Emerging Growth; and

• Micro-cap.

The allocation of Fund assets among these sleeves is set from time to time and periodically adjusted through a collaborative effort among the portfolio managers. Such allocations will not be equal and allocations to certain sleeves may be significantly larger than allocations to other sleeves. The portfolio managers consider whether to sell a particular security when a factor applicable to the relevant sleeve, or to the Fund as a whole, materially changes or when a more attractive investment candidate is available. While the sleeves may use investment strategies that are similar to those used by other Funds managed by the Adviser with the same or similar names as the sleeves, the investment strategies used by the Fund will not be identical to the investment strategies used by other such Funds.

The portion of the Fund’s assets allocated to the U.S. Systematic Small-Cap sleeve will, under normal conditions, be invested primarily in common stocks of companies with smaller market capitalizations that are listed on U.S. exchanges. Securities are selected using a quantitative process incorporating a proprietary alpha model to identify stocks of companies that exhibit positive change (i.e., seeking to generate “alpha”), sustainability, and timely market recognition. Quantitative factors in this alpha model are grouped into three broad categories: positive change (accelerating earnings expectations, recent analyst upgrades), sustainability (improving cash flows, attractive valuation and improving balance sheet quality) and timeliness (relative strength, investor sentiment and industry strength). The strategy incorporates risk forecasts through an optimization process to create a portfolio that balances expected alpha and risk. The investment team reviews each stock recommended by the optimization process as a qualitative check of the investment thesis during the portfolio construction process.

The Small-Cap Managed Volatility sleeve employs a strategy for selecting individual stocks while also focusing on the sleeve’s volatility profile. This focus may result in the sleeve outperforming the general securities market during periods of flat or negative market performance, and underperforming the general securities market during periods of strong positive market performance that are typically led by growth oriented stocks with higher correlation to broader market movements. This strategy utilizes a dynamic quantitative process combined with a fundamentals-based, actively-managed security selection process to make individual security and sector selection decisions. Under the Small-Cap Managed Volatility strategy, the portfolio managers seek to emphasize stocks that exhibit a lower sensitivity to broader market movements (or “beta”), as they believe that stocks with higher betas are not rewarded with commensurately higher returns by the market. The portfolio construction process for the Small-Cap Managed Volatility sleeve is iterative in nature. Initially, the portfolio managers build a fully invested and diversified portfolio subject to sector and security constraints with a goal of minimizing total volatility as measured by the standard deviation of returns. The team then overlays a proprietary stock selection model and seeks to build a final portfolio of stocks that considers the trade off between volatility and sources of relative performance (or “alpha”).

Under the U.S. Emerging Growth strategy, the portfolio managers follow a disciplined, fundamental, bottom-up research process for selecting individual stocks. Their strategy focuses on companies undergoing positive fundamental change, with sustainable growth characteristics. Under this strategy, the portfolio managers look for what they believe to be the best risk-reward candidates within the investment universe, defined as equities that are expected to appreciate based on accelerating fundamental performance, rising expectations and related multiple expansion. Once the portfolio managers believe that positive fundamental change is occurring and will likely lead to accelerating fundamental performance, they seek evidence that such change will be a longer-term sustainable trend. Lastly, the portfolio managers determine if the investment is timely with regard to relative valuation and price strength, exploiting stocks that they believe are under-priced relative to their potential.

Under the Micro-cap strategy, the portfolio managers invest in stocks of micro-cap companies. The Fund currently considers micro-cap companies to be companies with market capitalizations that are smaller than the largest company in the Russell Microcap Growth Index (approximately $2.4 billion as of June 30, 2013). The Micro-cap sleeve is focused on micro-cap stocks which the portfolio managers believe have the potential for robust growth. The portfolio managers believe that the performance of micro-cap stocks is generally based on factors specific to an individual stock rather than general economic conditions, and the Micro-cap strategy therefore generally favors an actively managed approach.

In addition to common stocks and other equity securities (such as preferred stocks, convertible securities and warrants), the Fund may invest a substantial portion of its assets in securities issued in initial public offerings (IPOs). The Fund may invest up to 15% of its assets in non-U.S. securities, except that it may invest without limit in American Depositary Receipts (ADRs). The Fund may also invest a portion of its assets in real estate investment trusts (REITs). In order to gain exposure to desired asset classes or securities, or for hedging or other investment purposes, the Fund may also utilize foreign currency exchange contracts, options, stock index futures contracts, warrants and other derivative instruments.

In response to adverse market, economic, political and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may be less likely to achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first five risks):

• Market Risk

• Issuer Risk

• Equity Securities Risk

• Non-U.S. Investment Risk

• Smaller Company Risk

• Credit and Counterparty Risk

• Currency Risk

• Derivatives Risk

• Focused Investment Risk

• IPO Risk

• Leveraging Risk

• Liquidity Risk

• Management Risk

• REIT and Real Estate-Related Investment Risk

• Turnover Risk

AllianzGI Technology Fund	Ticker Symbol:
DRGTX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation	Fund Focus Equity securities of U.S. and non-U.S. technology-related companies	Approximate Primary Capitalization Range Greater than $500 million

	Fund Category Sector-Related Stocks	Approximate Number of Holdings 30-120	Dividend Frequency At least annually

The Fund seeks to achieve its objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks and other equity securities of technology companies and in derivatives and other synthetic instruments that have economic characteristics similar to equity securities of technology companies. Derivatives transactions may have the effect of either magnifying or limiting the Fund’s gains and losses. The Fund normally invests in companies organized or headquartered in at least three different countries and may invest up to 50% of its assets in non-U.S. issuers, including those organized or headquartered in emerging market countries, but normally no more than 25% of its assets are invested in issuers organized or headquartered in any one country outside the United States, other than Japan. The Fund intends to invest primarily in companies with market capitalizations greater than $500 million, with no more than 15% of its assets in technology companies with market capitalizations below $100 million. The Fund is “non-diversified,” which means that it may invest a significant portion of its assets in a relatively small number of issuers, which may increase risk. The portfolio managers define technology companies as those that provide technology products or services or utilize technology to gain competitive advantages. The portfolio managers evaluate fundamental value and growth prospects and focus on companies that they expect will have higher than average rates of growth and strong potential for capital appreciation. The portfolio managers develop forecasts of economic growth, inflation and interest rates that are used to help identify regions and countries that are likely to offer the best investment opportunities. In addition to common stocks and other equity securities (such as preferred stocks, convertible securities and warrants), the Fund may invest in securities issued in initial public offerings (IPOs) and may utilize foreign currency exchange contracts, options, futures and forward contracts, short sales, swap agreements and other derivative instruments. Although the Fund may invest in derivatives of any kind, it expects to invest in options, swaps and, to a lesser extent, foreign exchange contracts. The Fund may write call options on individual securities that it does not hold in its portfolio (i.e., “naked” call options) as well as call options on indices and exchange-traded funds. The Fund ordinarily expects to use derivative instruments in an attempt to enhance the Fund’s investment returns, to hedge against market and other risks or to obtain market exposure. The Fund may enter into credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements in order to manage its exposure to credit, currency and interest rate risk.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

• Market Risk

• Issuer Risk

• Equity Securities Risk

• Focused Investment Risk

(Technology-Related Risk)

• Derivatives Risk

• Smaller Company Risk

• Credit Risk

• Currency Risk

• Emerging Markets Risk

• IPO Risk

• Leveraging Risk

• Liquidity Risk

• Management Risk

• Non-U.S. Investment Risk

• Short Selling Risk

• Turnover Risk

AllianzGI U.S. Managed Volatility Fund	Ticker Symbol:
NGFIX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation	Fund Focus U.S. large-cap equity securities	Approximate Primary Capitalization Range Same as the Russell 1000 Index

	Fund Category Blend Stocks	Approximate Number of Holdings 50-80	Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of U.S. companies. The Fund currently defines “U.S. companies” as those companies that (i) are incorporated in the U.S., (ii) derive at least 50% of their revenue or profits from business activities in the U.S. or (iii) maintain at least 50% of their assets in the U.S. The Fund expects to invest typically in companies with market capitalizations at or above the lowest market capitalization of companies represented in the Russell 1000 Index (approximately $1.3 billion as of June 30, 2012). The Fund intends to utilize an investment strategy that focuses on the overall management of portfolio volatility. This focus may result in the Fund outperforming the general securities market during periods of flat or negative market performance, and underperforming the general securities market during periods of strong positive market performance.

The portfolio managers use a dynamic quantitative process combined with a fundamentals-based, actively-managed security selection process to make individual security and sector selection decisions. Under the Sub-Adviser’s managed volatility strategy, the portfolio managers seek to emphasize stocks that exhibit a lower sensitivity to broader market movements (or “beta”), as they believe that stocks with higher betas are not rewarded with commensurately higher returns by the market. The portfolio construction process is iterative in nature. Initially, the portfolio managers build a fully invested and diversified portfolio subject to sector, capitalization and security constraints with a goal of minimizing total volatility as measured by the standard deviation of returns. The team then overlays a proprietary stock selection model and seeks to build a final portfolio of stocks that considers the trade off between volatility and sources of relative performance (or “alpha”). The portfolio managers consider whether to sell a particular security when any of the above factors materially changes, or when a more attractive investment candidate is available.

In addition to equity securities (such as preferred stocks, convertible securities and warrants) and equity-related instruments, the Fund may invest in securities issued in initial public offerings (IPOs), and utilize foreign currency exchange contracts, options, stock index futures contracts, warrants and other derivative instruments. Although the Fund does not expect to invest significantly in derivative instruments during its current fiscal year, it may do so at any time.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first three risks):

• Market Risk

• Issuer Risk

• Equity Securities Risk

• Credit Risk

• Derivatives Risk

• Focused Investment Risk

• IPO Risk

• Liquidity Risk

• Management Risk

• Smaller Company Risk

• Turnover Risk

AllianzGI Wellness Fund	Ticker Symbol:
DGHCX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation	Fund Focus Equity securities of wellness-related companies	Approximate Primary Capitalization Range All capitalizations

	Fund Category Sector-Related Stocks	Approximate Number of Holdings 30-60	Dividend Frequency At least annually

The Fund seeks to achieve its objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in wellness-related companies. The Fund may invest in U.S. and non-U.S. companies, and currently expects the majority of its non-U.S. investments will normally be in Asia and Western Europe. The Fund may invest up to 15% of its assets in companies organized or headquartered in emerging market countries (but no more than 10% in any one emerging market country). The Fund will invest primarily in common stocks and other equity securities. Although the Fund may invest in companies of any market capitalization, the Fund does not intend to invest more than 15% of its assets in companies with market capitalizations below $100 million. The portfolio managers consider wellness-related companies to include companies in the healthcare industry and other companies that provide products or services that promote or aid in achieving a healthy lifestyle. The portfolio managers develop forecasts of economic growth, inflation and interest rates that are used to help identify regions and countries that are likely to offer the best investment opportunities. The portfolio managers may consider the anticipated economic growth rate, political outlook, inflation rate, currency outlook and interest rate environment for the country and the region in which a company is located. The portfolio managers ordinarily look for the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services or a steady stream of new products and services. The Fund is “non-diversified,” which means that it may invest a significant portion of its assets in a relatively small number of issuers, which may increase risk. In addition to common stocks and other equity securities (such as preferred stocks, convertible securities and warrants), the Fund may invest in securities issued in initial public offerings (IPOs), and may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. Although the Fund may invest in derivatives of any kind, it expects to write (sell) put and call options on securities for hedging, risk management or other purposes.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first five risks):

• Market Risk

• Issuer Risk

• Equity Securities Risk

• Focused Investment Risk

(Wellness-Related Risk)

• Smaller Company Risk

• Credit Risk

• Currency Risk

• Derivatives Risk

• Emerging Markets Risk

• IPO Risk

• Leveraging Risk

• Liquidity Risk

• Management Risk

• Non-U.S. Investment Risk

• Turnover Risk

PIMCO Australia Bond Index Exchange-Traded Fund	Ticker Symbols:
AUD

Principal Investments and Strategies	Investment Objective Seeks to provide total return that closely corresponds, before fees and expenses, to the total return of The BofA Merrill Lynch Diversified Australia Bond IndexSM	Credit Quality The securities comprising the Underlying Index have an investment grade rating

	Fund Category Global	Dividend Frequency Monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of The BofA Merrill Lynch Diversified Australia Bond IndexSM (the “Underlying Index”). The Fund may invest the remainder of its assets in Fixed Income Instruments that are not Component Securities, but which PIMCO believes will help the Fund track its Underlying Index, as well as in cash and investment grade, liquid short-term instruments, forwards or derivatives, such as options, futures contracts or swap agreements, and shares of affiliated bond funds. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Fund will closely correspond to the portfolio duration of the securities comprising its Underlying Index, which as of September 30, 2012 was 4.24 years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.

The Underlying Index tracks the performance of large, Australian dollar (“AUD”)-denominated investment grade debt instruments publicly issued in the Australian domestic market, including sovereign, quasi-government, corporate, securitized and collateralized securities. As of September 30, 2012, there were 222 issues in the Underlying Index. Qualifying constituents must have an investment-grade rating (based on an average of Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Ratings Services (“S&P”) and Fitch, Inc. (“Fitch”)), an investment grade country of risk (based on an average of Moody’s, S&P and Fitch foreign currency long term sovereign debt ratings), at least one year remaining term to final maturity and a fixed coupon schedule. Callable perpetual securities qualify provided they are at least one year from the first call date. Fixed-to-floating rate securities also qualify provided they are callable within the fixed rate period and are at least one year from the last call prior to the date the bond transitions from a fixed to a floating rate security.

Qualifying Australian sovereign securities must have a minimum amount outstanding of AUD 1 billion. Both nominal and inflation-linked local currency Australia sovereign debt are included in the Underlying Index. Original issue zero coupon bonds are included in the Underlying Index and the amounts outstanding of qualifying coupon securities are not reduced by any portions that have been stripped. Qualifying non-sovereign securities must have a minimum amount outstanding of AUD 500 million. Original issue zero coupon bonds, “global” securities (debt issued simultaneously in the eurobond and Australian domestic bond markets) and corporate pay-in-kind securities, including toggle notes, qualify for inclusion in the Underlying Index. Defaulted securities are excluded from the Underlying Index. The Underlying Index is rebalanced on the last calendar day of the month.

PIMCO uses an indexing approach in managing the Fund’s investments. The Fund employs a representative sampling strategy in seeking to achieve its investment objective. In using this strategy, PIMCO seeks to invest in a combination of Component Securities and other instruments such that the combination effectively provides exposure to the Underlying Index. In using a representative sampling strategy, the Fund may not track its Underlying Index with the same degree of accuracy as a fund that replicates the composition of the Underlying Index. Unlike many investment companies, the Fund does not attempt to outperform the index the Fund tracks. An indexing approach may eliminate the chance that the Fund will substantially outperform its Underlying Index but also may reduce some of the risks of active management. Indexing seeks to achieve lower costs by keeping portfolio turnover low in comparison to actively managed investment companies.

The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund. The Fund may invest in derivative instruments, such as options, futures contracts or swap agreements. The Fund may purchase and sell securities on a when-issued, delayed delivery or forward commitment basis. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security.

Principal Risks	It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Market Trading Risk: the risk that an active secondary trading market for Fund shares does not continue once developed, that the Fund may not continue to meet a listing exchange’s trading or listing requirements, or that Fund shares trade at prices other than the Fund’s net asset value

Australian Securities Risk: the Australian economy is heavily dependent upon trade and any reduction in trading with its key partners may cause an adverse impact on the Australian economy and the securities in which the Fund invests. The Fund is therefore exposed to the risks that could affect the economies of its Asian, Australasian, European and American trading partners, such as fluctuations in commodities markets, exchange rates, high unemployment, trade regulations and deficits, among others. Additionally, Australia is prone to natural disasters, which could further impact the Australian economy.

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular sectors

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Issuer Risk: the risk that the value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services

Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested

Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Issuer Non-Diversification Risk: the risks of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular foreign government) than funds that are “diversified”

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged

Management and Tracking Error Risk: the risk that the portfolio manager’s investment decisions may not produce the desired results or that the Fund’s portfolio may not closely track the Underlying Index for a number of reasons. The Fund incurs operating expenses, which are not applicable to the Underlying Index, and the costs of buying and selling securities, especially when rebalancing the Fund’s portfolio to reflect changes in the composition of the Underlying Index. Performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index due to legal restrictions, cost or liquidity restraints. In addition, the Fund’s use of a representative sampling approach may cause the Fund to be less correlated to the return of the Underlying Index than if the Fund held all of the securities in the Underlying Index

Indexing Risk: the risk that the Fund is negatively affected by general declines in the asset classes represented by the Underlying Index

PIMCO Broad U.S. Treasury Index Exchange-Traded Fund	Ticker Symbols:
TRSY
Principal Investments and Strategies

Investment Objective	Underlying Index Duration
Seeks to provide total return that closely corresponds, before fees and expenses, to the total return of The BofA Merrill Lynch Liquid US Treasury IndexSM	7.75 years

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of The BofA Merrill Lynch Liquid US Treasury IndexSM (the “Underlying Index”). The Fund may invest the remainder of its assets in Fixed Income Instruments that are not Component Securities, but which Pacific Investment Management Company LLC (“PIMCO”) believes will help the Fund track its Underlying Index, as well as in cash and investment grade, liquid short-term instruments, forwards or derivatives, such as options, futures contracts or swap agreements, and shares of affiliated bond funds. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private sector entities. The average portfolio duration of this Fund will closely correspond to the portfolio duration of the securities comprising its Underlying Index, as calculated by PIMCO, which as of September 30, 2012 was 7.75 years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.

The Underlying Index is an unmanaged index comprised of U.S. dollar denominated sovereign debt securities publicly issued by the U.S. Treasury. As of September 30, 2012, there were 18 issues in the Underlying Index. The securities in the Underlying Index have a minimum $1 billion of outstanding face value, are fixed-rate and are non-convertible. Bills, inflation-linked debt and strips are excluded from the Underlying Index; however, original issue zero coupon bonds are included in the Underlying Index and the amounts outstanding of qualifying coupon securities are not reduced by any portions that have been stripped. The Underlying Index is capitalization-weighted and the composition of Component Securities is updated monthly. Intra-month cash flows are reinvested daily, at the beginning-of-month 1-month Libid rate, until the end of the month at which point all cash is removed from the Underlying Index. It is not possible to invest directly in the Underlying Index. The Underlying Index does not reflect deductions for fees, expenses or taxes.

PIMCO uses an indexing approach in managing the Fund’s investments. The Fund employs a representative sampling strategy in seeking to achieve its investment objective. In using this strategy, PIMCO seeks to invest in a combination of Component Securities and other instruments such that the combination effectively provides exposure to the Underlying Index. In using a representative sampling strategy, the Fund may not track its Underlying Index with the same degree of accuracy as a fund that replicates the composition of the Underlying Index. Unlike many investment companies, the Fund does not attempt to outperform the index the Fund tracks. An indexing approach may eliminate the chance that the Fund will substantially outperform its Underlying Index but also may reduce some of the risks of active management. Indexing seeks to achieve lower costs by keeping portfolio turnover low in comparison to actively managed investment companies.

The Fund may invest in derivative instruments, such as options, futures contracts or swap agreements. The Fund may purchase and sell securities on a when-issued, delayed delivery or forward commitment basis. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates.

Principal Risks	It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Market Trading Risk: the risk that an active secondary trading market for Fund shares does not continue once developed, that the Fund may not continue to meet a listing exchange’s trading or listing requirements, or that Fund shares trade at prices other than the Fund’s net asset value

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular sectors

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged

Management and Tracking Error Risk: the risk that the portfolio manager’s investment decisions may not produce the desired results or that the Fund’s portfolio may not closely track the Underlying Index for a number of reasons. The Fund incurs operating expenses, which are not applicable to the Underlying Index, and the costs of buying and selling securities, especially when rebalancing the Fund’s portfolio to reflect changes in the composition of the Underlying Index. Performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index due to legal restrictions, cost or liquidity restraints. In addition, the Fund’s use of a representative sampling approach may cause the Fund to be less correlated to the return of the Underlying Index than if the Fund held all of the securities in the Underlying Index

Indexing Risk: the risk that the Fund is negatively affected by general declines in the asset classes represented by the Underlying Index

PIMCO Build America Bond Exchange-Traded Fund	Ticker Symbols:
BABZ

Principal Investments and Strategies	Investment Objective Seeks maximum income, consistent with preservation of capital	Credit Quality May invest up to 20% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s Investors Service, Inc.

	Fund Category Municipal	Dividend Frequency Monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in taxable municipal debt securities publicly issued under the Build America Bond program. The Build America Bond program was created as part of the American Recovery and Reinvestment Act of 2009 (the “Act”) and provided for the issuance of taxable municipal securities on which the issuer receives U.S. Government subsidies for the interest paid (“Build America Bonds”). Because the U.S. Congress has not extended the Build America Bond program, issuance of Build America Bonds ceased on December 31, 2010. The Build America Bonds outstanding as of December 31, 2010 will continue to be eligible for U.S. Government subsidies for the interest paid for the life of the Build America Bonds. There can be no assurance when or if the Build America Bond program will be reinstated in any form.

The Fund invests in U.S. dollar-denominated Fixed Income Instruments that are primarily investment grade, but may invest up to 20% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by Pacific Investment Management Company LLC (“PIMCO”) to be of comparable quality. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of the Fund normally varies within two years (plus or minus) of the portfolio duration of the securities comprising the Barclays Build America Bond Index, as calculated by PIMCO, which as of September 30, 2012 was 12.58 years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.

Municipal bonds generally are issued by or on behalf of states and local governments and their agencies, authorities and other instrumentalities. Unlike most municipal bonds, interest received on Build America Bonds is subject to federal and state income tax. The Fund may invest 25% or more of its total assets in bonds that finance similar projects, such as those relating to education, health care, housing, transportation, and utilities. The portfolio manager focuses on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices. The Fund may purchase and sell securities on a when-issued, delayed delivery or forward commitment basis. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs).

Principal Risks	It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Market Trading Risk: the risk that an active secondary trading market for Fund shares does not continue once developed, that the Fund may not continue to meet a listing exchange’s trading or listing requirements, or that Fund shares trade at prices other than the Fund’s net asset value

Limited Issuance Risk: the risk that Build America Bonds will not be actively traded, that the Fund may experience difficulty in locating suitable Build America Bonds for purchase, that the non-extension of the program will negatively affect the value of existing Build America Bonds and that Build America Bonds may experience greater illiquidity as compared to other municipal obligations

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a forward commitment transaction, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular sectors

Issuer Risk: the risk that the value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Issuer Non-Diversification Risk: the risks of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular foreign government) than funds that are “diversified”

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO and each portfolio manager will not produce the desired results, and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and each portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Municipal Project-Specific Risk: the risk that the Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in bonds from issuers in a single state

PIMCO CommodityRealReturn Strategy Fund	Ticker Symbols:
PCRIX (Inst. Class)
Principal Investments and Strategies

Investment Objective	Fund Focus	Credit Quality
Seeks maximum real return consistent with prudent investment management	Commodity-linked derivative instruments backed by a portfolio of inflation-indexed and other Fixed Income Instruments Average Portfolio Duration < 10 years	B to Aaa; maximum 10% of total assets below Baa Dividend Frequency Declared and distributed quarterly
The Fund seeks to achieve its investment objective by investing under normal circumstances in commodity-linked derivative instruments backed by a portfolio of inflation-indexed securities and other Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. “Real Return” equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure. The Fund invests in commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures and options on futures, that provide exposure to the investment returns of the commodities markets, without investing directly in physical commodities. Commodities are assets that have tangible properties, such as oil, metals, and agricultural products. The value of commodity-linked derivative instruments may be affected by overall market movements and other factors affecting the value of a particular industry or commodity, such as weather, disease, embargoes, or political and regulatory developments. The Fund may also invest in common and preferred stocks as well as convertible securities of issuers in commodity-related industries.
The Fund will seek to gain exposure to the commodity markets primarily through investments in leveraged or unleveraged commodity index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the performance of commodity indices, and through investments in the PIMCO Cayman Commodity Fund I Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). These commodity index-linked notes are sometimes referred to as “structured notes” because the terms of these notes may be structured by the issuer and the purchaser of the note. The value of these notes will rise or fall in response to changes in the underlying commodity or related index of investment. The Fund may also gain exposure to commodity markets by investing in the Subsidiary. The Subsidiary is advised by Pacific Investment Management Company LLC (“PIMCO”), and has the same investment objective as the Fund. As discussed in greater detail elsewhere in this prospectus, the Subsidiary (unlike the Fund) may invest without limitation in commodity-linked swap agreements and other commodity-linked derivative instruments.
The derivative instruments in which the Fund and the Subsidiary primarily intend to invest are instruments linked to certain commodity indices and instruments linked to the value of a particular commodity or commodity futures contract, or a subset of commodities or commodity futures contracts. These instruments may specify exposure to commodity futures with different roll dates, reset dates or contract months than those specified by a particular commodity index. As a result, the commodity-linked derivatives component of the Fund’s portfolio may deviate from the returns of any particular commodity index. The Fund or the Subsidiary may over-weight or under-weight its exposure to a particular commodity index, or a subset of commodities, such that the Fund has greater or lesser exposure to that index than the value of the Fund’s net assets, or greater or lesser exposure to a subset of commodities than is represented by a particular commodity index. Such deviations will frequently be the result of temporary market fluctuations, and under normal circumstances the Fund will seek to maintain notional exposure to one or more commodity indices within 5% (plus or minus) of the value of the Fund’s net assets.
Assets not invested in commodity-linked derivative instruments or the Subsidiary may be invested in inflation-indexed securities and other Fixed Income Instruments, including derivative Fixed Income Instruments. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund. In addition, the Fund may invest its assets in particular sectors of the commodities market.
The average portfolio duration of the fixed income portion of this Fund will vary based on PIMCO’s forecast for interest rates and under normal market conditions is not expected to exceed ten years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. The Fund may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The Fund may also invest up to 10% of its total assets in preferred stocks. The Fund may purchase and sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales.
Principal Risks
It is possible to lose money on an investment in the Fund. Under certain conditions, generally in a market where the value of both commodity-linked derivative instruments and fixed income securities are declining, the Fund may experience substantial losses. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:
Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration
Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations
High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments
Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries
Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services
Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector
Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested
Commodity Risk: the risk that investing in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments
Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities
Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk
Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers
Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk
Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Issuer Non-Diversification Risk: the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are “diversified”
Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged
Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved
Tax Risk: the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of the Fund’s taxable income or gains and distributions
Subsidiary Risk: the risk that, by investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the 1940 Act and may not be subject to all the investor protections of the 1940 Act. There is no guarantee that the investment objective of the Subsidiary will be achieved
Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

PIMCO California Intermediate Municipal Bond Fund	Ticker Symbols:
PCIMX (Inst. Class)
Principal Investments and Strategies

Investment Objective	Fund Focus	Credit Quality
Seeks high current income exempt from federal and California income tax. Capital appreciation is a secondary objective.	Intermediate maturity municipal securities (exempt from federal and California income tax) Average Portfolio Duration 3-7 years	B to Aaa; maximum 10% of total assets below Baa Dividend Frequency Declared daily and distributed monthly
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and California income tax (“California Municipal Bonds”). California Municipal Bonds generally are issued by or on behalf of the State of California and its political subdivisions, financing authorities and their agencies. The Fund may invest in debt securities of an issuer located outside of California whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and California income tax. By concentrating its investments in California, the Fund will be subject to California State-Specific Risk.
The Fund may invest without limitation in “private activity” bonds whose interest is a tax-preference item for purposes of the federal alternative minimum tax (“AMT”). For shareholders subject to the AMT, a substantial portion of the Fund’s distributions may not be exempt from federal income tax. The Fund may invest 25%or more of its total assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”) that finance education, health care, housing, transportation, utilities and other similar projects, and 25% or more of its total assets in industrial development bonds. The Fund may invest the remainder of its net assets in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Fund normally varies from three to seven years based on Pacific Investment Management Company LLC’s (“PIMCO”) forecast for interest rates. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. The portfolio manager focuses on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices. Capital appreciation, if any, generally arises from decreases in interest rates or improving credit fundamentals for a particular state, municipality or issuer.
The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.
The Fund may invest in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may also invest in securities issued by entities, such as trusts, whose underlying assets are municipal bonds, including, without limitation, residual interest bonds. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The Fund may also invest up to 10% of its total assets in preferred stocks.
Principal Risks
It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:
Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration
Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations
High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries
Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services
Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector
Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested
Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities
Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk
Issuer Non-Diversification Risk: the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are “diversified”
Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged
Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved
California State-Specific Risk: the risk that by concentrating its investments in California Municipal Bonds the Fund may be affected significantly by economic, regulatory or political developments affecting the ability of California issuers to pay interest or repay principal
Municipal Project-Specific Risk: the risk that the Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in bonds from issuers in a single state
Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

PIMCO California Municipal Bond Fund	Ticker Symbols:
PCTIX (Inst. Class)
Principal Investments and Strategies

Investment Objective	Fund Focus	Credit Quality
Seeks high current income exempt from Federal and California income tax	Municipal securities (exempt from federal and California income tax)	B to Aaa; maximum of 10% of total assets below Baa

	Average Portfolio Duration	Dividend Frequency
	7-12 years	Declared daily and distributed monthly
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and California income tax (“California Municipal Bonds”). California Municipal Bonds generally are issued by or on behalf of the State of California and its political subdivisions, financing authorities and their agencies. The Fund may invest in debt securities of an issuer located outside of California whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and California income tax. By concentrating its investments in California, the Fund will be subject to California State-Specific Risk.
The Fund may invest in Fixed Income Instruments which include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest without limitation in “private activity” bonds whose interest is a tax-preference item for purposes of the federal alternative minimum tax (“AMT”). For shareholders subject to the AMT, a substantial portion of the Fund’s distributions may not be exempt from federal income tax. The Fund may invest 25% or more of its total assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”) that finance education, health care, housing, transportation, utilities and other similar projects, and 25% or more of its total assets in industrial development bonds. The Fund may invest the remainder of its net assets in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Fund normally varies from seven to twelve years based on Pacific Investment Management Company LLC’s (“PIMCO”) forecast for interest rates. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. The portfolio manager focuses on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices. Capital appreciation, if any, generally arises from decreases in interest rates or improving credit fundamentals for a particular state, municipality or issuer.
The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.
The Fund may invest in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may also invest in securities issued by entities, such as trusts, whose underlying assets are municipal bonds, including, without limitation, residual interest bonds. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The Fund may also invest up to 10% of its total assets in preferred stocks.
PRINCIPAL RISKS:
It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:
Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration
Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments
Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries
Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services
Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector
Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested
Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities
Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk
Issuer Non-Diversification Risk: the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are “diversified”
Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged
Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved
California State-Specific Risk: the risk that by concentrating its investments in California Municipal Bonds, the Fund may be affected significantly by economic, regulatory or political developments affecting the ability of California issuers to pay interest or repay principal
Municipal Project-Specific Risk: the risk that the Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in bonds from issuers in a single state
Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

PIMCO California Short Duration Municipal Income Fund	Ticker Symbols:
PCDIX (Inst. Class)
Principal Investments and Strategies

Investment Objective	Fund Focus	Credit Quality
Seeks maximum total return, consistent with preservation of capital and prudent investment management.	Short to intermediate maturity municipal securities (exempt from federal and California income tax) Average Portfolio Duration ≤ 3 years	Caa to Aaa; maximum 10% of total assets below Baa Dividend Frequency Declared daily and distributed monthly
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal and California income tax (“California Municipal Bonds”). California Municipal Bonds generally are issued by or on behalf of the State of California and its political subdivisions, financing authorities and their agencies. The Fund may invest in debt securities of an issuer located outside of California whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and California income tax. By concentrating its investments in California, the Fund will be subject to California-State Specific Risk.
The Fund does not intend to invest in securities whose interest is subject to the federal alternative minimum tax. The Fund may invest 25% or more of its total assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”) that finance education, health care, housing, transportation, utilities and other similar projects, and 25% or more of its total assets in industrial development bonds. The Fund may invest the remainder of its net assets in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Fund varies based on Pacific Investment Management Company LLC’s (“PIMCO”) forecast for interest rates and under normal market conditions is not expected to exceed three years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. The total return sought by the Fund consists of both income earned on the Fund’s investments and capital appreciation. The portfolio manager focuses on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices. Capital appreciation, if any, generally arises from decreases in interest rates or improving credit fundamentals for a particular state, municipality or issuer.
The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) that are rated Caa or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.
The Fund may invest in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may also invest in securities issued by entities, such as trusts, whose underlying assets are California Municipal Bonds, including, without limitation, residual interest bonds. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The Fund may also invest up to 10% of its total assets in preferred stocks.
Principal Risks
It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:
Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration
Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments
Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries
Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services
Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector
Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested
Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities
Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk
Issuer Non-Diversification Risk: the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are “diversified”
Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged
Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved
California State-Specific Risk: the risk that by concentrating its investments in California Municipal Bonds the Fund may be affected significantly by economic, regulatory or political developments affecting the ability of California issuers to pay interest or repay principal
Municipal Project-Specific Risk: the risk that the Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in bonds from issuers in a single state
Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

PIMCO Canada Bond Index Exchange-Traded Fund	Ticker Symbols: CAD

Principal Investments and Strategies	Investment Objective
Seeks to provide total return that closely corresponds, before fees and expenses, to the total return of The BofA Merrill Lynch Diversified Canada Government Bond IndexSM
Fund Category
Global	Credit Quality Qualifying constituents must have an investment-grade rating Dividend Frequency Monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of The BofA Merrill Lynch Diversified Canada Government Bond IndexSM (the “Underlying Index”). The Fund may invest the remainder of its assets in Fixed Income Instruments that are not Component Securities, but which PIMCO believes will help the Fund track its Underlying Index, as well as in cash and investment grade, liquid short-term instruments, forwards or derivatives, such as options, futures contracts or swap agreements, and shares of affiliated bond funds. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Fund will closely correspond to the portfolio duration of the securities comprising its Underlying Index, which as of September 30, 2012 was 9.25 years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.

The Underlying Index tracks the performance of large, Canadian dollar (“CAD”)-denominated investment grade debt instruments publicly issued in the Canadian domestic market, Canadian sovereign and quasi-government. As of September 30, 2012, there were 334 issues in the Underlying Index. Qualifying constituents must have an investment-grade rating (based on an average of the ratings of Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Ratings Services (“S&P”) and Fitch, Inc. (“Fitch”)), an investment grade country of risk (based on an average of Moody’s, S&P and Fitch foreign currency long term sovereign debt ratings), at least one year remaining term to final maturity and a fixed coupon schedule.

Qualifying Canadian sovereign securities must have a minimum amount outstanding of CAD 1 billion. Both nominal and inflation-linked local currency Canada sovereign debt are included in the Underlying Index. Original issue zero coupon bonds are included in the Underlying Index and the amounts outstanding of qualifying coupon securities are not reduced by any portions that have been stripped. Qualifying quasi-government securities must have a minimum amount outstanding of CAD 200 million. Original issue zero coupon bonds and “global” securities (debt issued simultaneously in the eurobond and Canadian domestic bond markets) qualify for inclusion in the Underlying Index. The Underlying Index is rebalanced on the last calendar day of the month.

PIMCO uses an indexing approach in managing the Fund’s investments. The Fund employs a representative sampling strategy in seeking to achieve its investment objective. In using this strategy, PIMCO seeks to invest in a combination of Component Securities and other instruments such that the combination effectively provides exposure to the Underlying Index. In using a representative sampling strategy, the Fund may not track its Underlying Index with the same degree of accuracy as a fund that replicates the composition of the Underlying Index. Unlike many investment companies, the Fund does not attempt to outperform the index the Fund tracks. An indexing approach may eliminate the chance that the Fund will substantially outperform its Underlying Index but also may reduce some of the risks of active management. Indexing seeks to achieve lower costs by keeping portfolio turnover low in comparison to actively managed investment companies.

The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund. The Fund may invest in derivative instruments, such as options, futures contracts or swap agreements. The Fund may purchase and sell securities on a when-issued, delayed delivery or forward commitment basis. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security.

Principal Risks	It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Market Trading Risk: the risk that an active secondary trading market for Fund shares does not continue once developed, that the Fund may not continue to meet a listing exchange’s trading or listing requirements, or that Fund shares trade at prices other than the Fund’s net asset value

Canadian Securities Risk: the Canadian economy may be significantly affected by the U.S. economy because the U.S. is Canada’s largest trading partner and foreign investor. Canada’s largest exports are its natural resources, so the Canadian economy is dependent on the demand for, and supply and price of, natural resources, and any market developments that reduce the price of such goods could disproportionately affect the Canadian economy.

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular sectors

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Issuer Risk: the risk that the value of a security or currency may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services

Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested

Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Issuer Non-Diversification Risk: the risks of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular foreign government) than funds that are “diversified”

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged

Management and Tracking Error Risk: the risk that the portfolio manager’s investment decisions may not produce the desired results or that the Fund’s portfolio may not closely track the Underlying Index for a number of reasons. The Fund incurs operating expenses, which are not applicable to the Underlying Index, and the costs of buying and selling securities, especially when rebalancing the Fund’s portfolio to reflect changes in the composition of the Underlying Index. Performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index due to legal restrictions, cost or liquidity restraints. In addition, the Fund’s use of a representative sampling approach may cause the Fund to be less correlated to the return of the Underlying Index than if the Fund held all of the securities in the Underlying Index

Indexing Risk: the risk that the Fund is negatively affected by general declines in the asset classes represented by the Underlying Index

PIMCO CommoditiesPLUS(R) Strategy Fund	Ticker Symbols:
PCLIX
Principal Investments and Strategies

Investment Objective Seeks total return which exceeds that of its benchmark, consistent with prudent investment management	Fund Focus Commodity-linked derivative instruments backed by an actively managed low volatility bond portfolio Average Portfolio Duration ≤ 1 year	Credit Quality Baa to Aaa; max 10% of total assets below A Dividend Frequency Quarterly
The Fund seeks to achieve its investment objective by investing under normal circumstances in commodity linked derivative instruments backed by an actively managed, low volatility portfolio of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund invests in commodity-linked derivative instruments, including swap agreements, futures, options on futures, commodity index-linked notes and commodity options that provide exposure to the investment returns of the commodities futures markets. Commodities are assets that have tangible properties, such as oil, metals, and agricultural products. The value of commodity-linked derivative instruments may be affected by overall market movements and other factors affecting the value of a particular industry or commodity, such as weather, disease, embargoes, or political and regulatory developments.
The Fund will seek to gain exposure to the commodity futures markets primarily through investments in swap agreements and futures, and through investments in the PIMCO Cayman Commodity Fund III Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary is advised by PIMCO, and has the same investment objective as the Fund. As discussed in greater detail elsewhere in the prospectus, the Subsidiary (unlike the Fund)may invest without limitation in commodity-linked swap agreements and other commodity-linked derivative instruments. The derivative instruments in which the Fund and the Subsidiary primarily intend to invest are instruments linked to certain commodity indices and instruments linked to the value of a particular commodity or commodity futures contract, or a subset of commodities or commodity futures contracts. These instruments may specify exposure to commodity futures with different roll dates, reset dates or contract months than those specified by a particular commodity index. As a result, the commodity-linked derivatives component of the Fund’s portfolio may deviate from the returns of any particular commodity index. The Fund or the Subsidiary may over-weight or under-weight its exposure to a particular commodity index, or a subset of commodities, such that the Fund has greater or lesser exposure to that index than the value of the Fund’s net assets, or greater or lesser exposure to a subset of commodities than is represented by a particular commodity index. Such deviations will frequently be the result of temporary market fluctuations, and under normal circumstances the Fund will seek to maintain notional exposure to one or more commodity indices within 5%(plus or minus) of the value of the Fund’s net assets.
The Fund may also invest in leveraged or unleveraged commodity index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the performance of commodity indices. These commodity index-linked notes are sometimes referred to as “structured notes” because the terms of these notes may be structured by the issuer and the purchaser of the note. The value of these notes will rise or fall in response to changes in the underlying commodity or related index of investment.
Assets not invested in commodity-linked derivative instruments or the Subsidiary may be invested in Fixed Income Instruments, including derivative Fixed Income Instruments. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund. In addition, the Fund may invest its assets in particular sectors of the commodities futures market.
The average portfolio duration of the fixed income portion of this Fund will vary based on PIMCO’s forecast for interest rates and under normal market conditions is not expected to exceed one year. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. The Fund may invest in investment grade securities that are rated at least Baa, including up to 10% of its total assets in securities rated below A, by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 10% of its total assets in securities denominated in foreign currencies and may invest without limit in U.S. dollar denominated securities of foreign issuers. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar denominated securities or currencies) to 5% of its total assets. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The Fund may purchase and sell securities on a when- issued, delayed delivery or forward commitment basis and may engage in short sales.

Principal Risks
It is possible to lose money on an investment in the Fund. Under certain conditions, generally in a market where the value of both commodity-linked derivative instruments and fixed income securities are declining, the Fund may experience substantial losses. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:
Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration
Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations
Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries
Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services
Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector
Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested
Commodity Risk: the risk that investing in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments
Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk
Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers
Issuer Non-Diversification Risk: the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are “diversified”
Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged
Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved
Tax Risk: the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of the Fund’s taxable income or gains and distributions
Subsidiary Risk: the risk that, by investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the 1940 Act and may not be subject to all the investor protections of the 1940 Act. There is no guarantee that the investment objective of the Subsidiary will be achieved
Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

PIMCO CommoditiesPLUS® Short Strategy Fund	Ticker Symbols:
PCPIX
Principal Investments and Strategies

Investment Objective Seeks total return which exceeds that of the inverse return of its benchmark, consistent with prudent investment management	Fund Focus Commodity-linked derivative instruments backed by an actively managed low volatility bond portfolio Average Portfolio Duration < 1 year	Credit Quality Baa to Aaa; max 10% of total assets below A Dividend Frequency Quarterly
The Fund seeks to achieve its investment objective by investing under normal circumstances in short positions with respect to the Dow Jones-UBS Commodity Index Total Return (the “Index”), including commodity-linked derivative instruments backed by an actively managed, low volatility portfolio of Fixed Income Instruments, such that the Fund’s net asset value may vary inversely with the value of the Index on a daily basis, subject to certain limitations summarized below. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will generally benefit when the price of the Index is declining. When the Index is rising, the Fund will generally not perform as well. Fixed Income Instruments owned by the Fund may also benefit or detract from the Fund’s net asset value. The Fund is designed for investors seeking to take advantage of declines in the value of the Index, or investors wishing to hedge existing long commodities positions. However, the Fund is not designed or expected to produce returns which replicate the inverse of the performance of the Index due to compounding, Pacific Investment Management Company LLC’s (“PIMCO”) active management, Fund fees and expenses and other factors discussed below.
The Fund will maintain short positions through the use of a combination of commodity-linked derivative instruments, including swap agreements, futures, options on futures, commodity index-linked notes and commodity options that provide short exposure to the investment returns of the commodities futures markets. Commodities are assets that have tangible properties, such as oil, metals, and agricultural products. The value of commodity-linked derivative instruments may be affected by overall market movements and other factors affecting the value of a particular industry or commodity, such as weather, disease, embargoes, or political and regulatory developments. While the Fund will, under normal circumstances, invest primarily in Index short positions backed by a portfolio of Fixed Income Instruments, PIMCO may reduce the Fund’s exposure to Index short positions when PIMCO deems it appropriate to do so. Additionally, the Fund may purchase call options on Index futures contracts or on other similar Index derivatives in an effort to limit the total potential decline in the Fund’s net asset value during a market in which prices of commodities positions are rising or expected to rise. Because the Fund invests primarily in short positions, gains and losses in the Fund will primarily be taxable as short-term gains or losses. However, a portion of the gains or losses from certain types of derivatives, including futures contracts in which the Fund may choose to invest, will be taxable as long-term gains or losses.
The Fund will seek to gain short exposure to the commodity futures markets primarily through investments in swap agreements and futures, and through investments in the PIMCO Cayman Commodity Fund IV Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary is advised by PIMCO, and has the same investment objective as the Fund. As discussed in greater detail elsewhere in the prospectus, the Subsidiary (unlike the Fund)may invest without limitation in commodity-linked swap agreements and other commodity linked derivative instruments. The derivative instruments in which the Fund and the Subsidiary primarily intend to invest are instruments inversely linked to certain commodity indices and instruments inversely linked to the value of a particular commodity or commodity futures contract, or a subset of commodities or commodity futures contracts. These instruments may specify short exposure to commodity futures with different roll dates, reset dates or contract months than those specified by a particular commodity index. As a result, the commodity-linked derivatives component of the Fund’s portfolio may deviate from the inverse returns of any particular commodity index. The Fund or the Subsidiary may over-weight or under-weight its short exposure to a particular commodity index, or a subset of commodities, such that the Fund has greater or lesser short exposure to that index than the value of the Fund’s net assets, or greater or lesser short exposure to a subset of commodities than is represented by a particular commodity index. Such deviations will frequently be the result of temporary market fluctuations, and under normal circumstances the Fund will seek to maintain notional short exposure to one or more commodity indices within 5%(plus or minus) of the value of the Fund’s net assets.
The Fund may also invest in leveraged or unleveraged commodity index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the inverse performance of commodity indices. These commodity index-linked notes are sometimes referred to as “structured notes” because the terms of these notes may be structured by the issuer and the purchaser of the note. The value of these notes will rise or fall in response to changes in the underlying commodity or related index of investment.

Assets not invested in commodity-linked derivative instruments or the Subsidiary may be invested in Fixed Income Instruments, including derivative Fixed Income Instruments. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund. In addition, the Fund may invest its assets in particular sectors of the commodities futures market.
The average portfolio duration of the fixed income portion of this Fund will vary based on PIMCO’s forecast for interest rates and under normal market conditions is not expected to exceed one year. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. The Fund may invest in investment grade securities that are rated at least Baa, including up to 10% of its total assets in securities rated below A, by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 10% of its total assets in securities denominated in foreign currencies and may invest without limit in U.S. dollar denominated securities of foreign issuers. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar denominated securities or currencies) to within 1% (plus or minus) of the foreign currency exposure of the Index, which as of June 30, 2012, was 0%. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The Fund may purchase and sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales.
Although the Fund uses derivatives and other short positions to gain exposures that may vary inversely with the performance of the Index on a daily basis, the Fund as a whole is not designed or expected to produce returns which replicate the inverse of the performance of the Index, and the degree of variation could be substantial, particularly over longer periods.
Principal Risks
It is possible to lose money on an investment in the Fund. Under certain conditions, even if the value of a commodity index is declining (which could be beneficial to the Fund’s short strategy), this could be offset by declining values of the Fixed Income Instruments held by the Fund. Conversely, it is possible that rising fixed income securities prices could be offset by a rising commodity index (which could lead to losses in a short strategy). In either scenario the Fund may experience losses. In a market where the value of a commodity index is rising and the Fund’s Fixed Income Instruments holdings are declining, the Fund may experience substantial losses. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:
Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration
Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations
Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries
Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services
Inverse Correlation and Compounding Risk: the risk that the Fund’s performance may vary substantially from the inverse performance of the Index for a number of reasons, including the effects of compounding on the performance of the Fund’s derivatives short positions for periods greater than one day, the results of PIMCO’s active management of the Fund (including income and gains or losses from Fixed Income Instruments and variations in the Fund’s level of short exposure) and that derivatives positions in general may not correlate exactly with an index (due, in part, to the possibility of different roll dates, reset dates or contract months in the case of commodity derivatives in comparison to those specified in a commodity index)
Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector
Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested

Commodity Risk: the risk that investing in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments

Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk
Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers
Issuer Non-Diversification Risk: the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are “diversified”
Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged
Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved
Tax Risk: the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of the Fund’s taxable income or gains and distributions
Subsidiary Risk: the risk that, by investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the 1940 Act and may not be subject to all the investor protections of the 1940 Act. There is no guarantee that the investment objective of the Subsidiary will be achieved
Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

PIMCO Convertible Fund	Ticker Symbols:
PFCIX (Inst. Class)
Principal Investments and Strategies

Investment Objective Seeks maximum total return, consistent with prudent investment management	Fund Focus Convertible securities Average Portfolio Duration N/A	Credit Quality Max 20% of total assets below B Dividend Frequency Declared and distributed quarterly
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of convertible securities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Convertible securities, which are issued by companies of all sizes and market capitalizations, include, but are not limited to: corporate bonds, debentures, notes or preferred stocks and their hybrids that can be converted into (exchanged for) common stock or other securities, such as warrants or options, which provide an opportunity for equity participation. Convertible securities also include “synthetic” convertible securities. Synthetic convertible securities, which may be created by a third party or Pacific Investment Management Company LLC (“PIMCO”), are instruments that combine (i) nonconvertible fixed income securities or preferred stocks, which may be represented by derivative instruments and (ii) securities or instruments such as warrants or call options that together possess economic characteristics similar to a convertible security. The Fund may invest in securities of any market capitalization, and may from time to time invest a significant amount of its assets in securities of smaller companies.
The Fund may invest in both investment-grade securities and high yield securities (“junk bonds”) subject to a maximum of 20% of its total assets in securities rated below B by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality. The Fund may also invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. In addition, the Fund may invest in common stock or in other Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.
The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may also invest directly in real estate investment trusts (“REITs”). The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security.
Principal Risks
It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:
Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration
Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations
High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments
Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services
Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector
Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested
Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities
Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers
Real Estate Risk: the risk that a Fund’s investments in Real Estate Investment Trusts (“REITs”) or real estate-linked derivative instruments will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. A Fund’s investments in REITs or real estate-linked derivative instruments subject it to management and tax risks
Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk
Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies
Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged
Smaller Company Risk: the risk that the value of securities issued by a smaller company may go up or down, sometimes rapidly and unpredictably as compared to more widely held securities, due to narrow markets and limited resources of smaller companies. A Fund’s investments in smaller companies subject it to greater levels of credit, market and issuer risk
Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved
Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund
Convertible Securities Risk: the risk that the market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. A convertible security’s market value, however, tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than the convertible security’s “conversion price.” The value of a synthetic convertible security will respond differently to market fluctuations than a traditional convertible security because a synthetic convertible is composed of two or more separate securities or instruments, each with its own market value. If the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value

PIMCO Credit Absolute Return Fund	Ticker Symbols:
PCARX (Inst. Class)
Principal Investments and Strategies

Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Broad range of fixed income investments Average Portfolio Duration 0-6 years	Credit Quality Maximum of 50% of total assets below B- Dividend Frequency Declared and distributed quarterly
The Fund invests under normal circumstances at least 80% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Security selection, industry and sector allocation, and management of market risk within and across credit and corporate markets are expected to be the main drivers of returns over time. “Fixed Income Instruments” include bonds, debt securities, bank loans and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Fund normally varies within zero to six years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.
The Fund may invest in both investment grade and high yield securities (“junk bonds”) subject to a maximum of 50% of its total assets in securities rated below B- by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest without limitation in securities of foreign issuers and may also invest in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar denominated securities or currencies) to 20% of its total assets. The Fund may invest up to 15% of its total assets in preferred stock, convertible securities and other equity-related instruments.
The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security.
PRINCIPAL RISKS:
It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:
Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration
Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations
High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments
Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries
Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector
Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested
Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk
Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments
Senior Debt Risk: the risk that investing in senior debt exposes the Fund to heightened credit risk, liquidity risk and valuation risk. If the issuer prepays, the Fund will have to reinvest the proceeds in other senior debt or instruments that may pay lower interest rates
Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk
Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies
Equity Risk: the risk that the value of equity or equity-related securities may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity or equity-related securities generally have greater price volatility than fixed income securities
Convertible Securities Risk: as convertible securities share both fixed income and equity characteristics, they are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk
Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged
Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved
Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

PIMCO Emerging Markets Currency Fund	Ticker Symbols:
PLMIX (Inst. Class)
Principal Investments and Strategies

Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Currencies or Fixed Income Instruments denominated in currencies of non-U.S. countries Average Portfolio Duration ≤ 8 years	Credit Quality Maximum 15% of total assets below B Dividend Frequency Declared daily and distributed monthly
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in currencies of or in Fixed Income Instruments denominated in the currencies of emerging market countries. The Fund’s investments in currencies or Fixed Income Instruments may be represented by forwards or derivatives such as options, futures contracts or swap agreements. The Fund may, but is not required to, hedge its exposure to non-U.S. currencies. Assets not invested in currencies or instruments denominated in currencies of emerging market countries may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.
The Fund may invest in the currencies and Fixed Income Instruments of emerging market countries. Pacific Investment Management Company LLC (“PIMCO”) has broad discretion to identify countries that it considers to qualify as emerging markets. PIMCO will select the Fund’s country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, legal and political developments and other specific factors PIMCO believes to be relevant. The Fund likely will concentrate its investments in Asia, Africa, the Middle East, Latin America and the developing countries of Europe. The Fund may invest in instruments whose return is based on the return of an emerging market security or a currency of an emerging market, such as a derivative instrument, rather than investing directly in emerging market securities or currencies.
The average portfolio duration of this Fund varies based on PIMCO’s forecast for interest rates and, under normal market conditions, is not expected to exceed two years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.
The Fund may invest in both investment-grade securities and high yield securities (“junk bonds”) subject to a maximum of 15% of its total assets in securities rated below B by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.
The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may also invest directly in real estate investment trusts (“REITs”). The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).
The “total return” sought by the Fund consists of income and capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.
Principal Risks
It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:
Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration
Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments
Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries
Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services
Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector
Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested
Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities
Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk
Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers
Real Estate Risk: the risk that a Fund’s investments in Real Estate Investment Trusts (“REITs”) or real estate-linked derivative instruments will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. A Fund’s investments in REITs or real estate-linked derivative instruments subject it to management and tax risks
Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk
Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies
Issuer Non-Diversification Risk: the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are “diversified”
Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged
Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved
Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

PIMCO Diversified Income Fund	Ticker Symbols:
PDIIX (Inst. Class)
Principal Investments and Strategies

Investment Objective Seeks maximum total return, consistent with prudent investment management	Fund Focus Investment grade corporate, high yield and emerging market Fixed Income Instruments Average Portfolio Duration 3-8 years	Credit Quality Maximum 10% of total assets below B Dividend Frequency Declared daily and distributed monthly
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Fund normally varies from three to eight years, based on Pacific Investment Management Company LLC’s (“PIMCO”) forecast for interest rates. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.
The Fund may invest in a diversified pool of corporate fixed income securities of varying maturities. The Fund may invest in both investment-grade securities and high yield securities (“junk bonds”) subject to a maximum of 10% of its total assets in securities rated below B by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality. In addition, the Fund may invest, without limitation, in fixed income securities and instruments that are economically tied to emerging market countries.
The Fund may invest, without limitation, in securities denominated in foreign currencies and in U.S.-dollar-denominated securities of foreign issuers. The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.
Principal Risks
It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:
Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration
Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations
High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments
Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries
Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services
Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested
Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities
Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk
Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers
Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk
Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies
Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged
Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved
Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

PIMCO Emerging Local Bond Fund	Ticker Symbols:
PELBX (Inst. Class)
Principal Investments and Strategies

Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Fixed Income Instruments denominated in currencies of non-U.S. countries Average Portfolio Duration +/- 2 years of its benchmark	Credit Quality Maximum 15% of total assets below B Dividend Frequency Declared daily and distributed monthly
The Fund’s investment objective is maximum total return, consistent with preservation of capital and prudent investment management. The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments denominated in currencies of countries with emerging securities markets, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest in forwards or derivatives denominated in any currency, and forwards or derivatives denominated in any currency will be included under the 80%of assets policy noted in the prior sentence so long as the underlying asset of such forwards or derivatives is a Fixed Income Instrument denominated in the currency of an emerging market country. The Fund may, but is not required to, hedge its exposure to non-U.S. currencies. Assets not invested in instruments denominated in currencies of non-U.S. countries described above may be invested in other types of Fixed Income Instruments.
The Fund may invest without limitation in Fixed Income Instruments that are economically tied to emerging market countries. Pacific Investment Management Company LLC (“PIMCO”) has broad discretion to identify countries that it considers to qualify as emerging markets. PIMCO will select the Fund’s country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, legal and political developments and other specific factors PIMCO believes to be relevant. The Fund likely will concentrate its investments in Asia, Africa, the Middle East, Latin America and the developing countries of Europe. The Fund may invest in instruments whose return is based on the return of an emerging market security such as a derivative instrument, rather than investing directly in emerging market securities.
The average portfolio duration of this Fund normally varies within two years (plus or minus) of the portfolio duration of the securities comprising the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), as calculated by PIMCO, which as of June 30, 2012 was 4.68 years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.
The Fund may invest in both investment-grade securities and high yield securities (“junk bonds”) subject to a maximum of 15% of its total assets in securities rated below B by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.
The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may also invest directly in real estate investment trusts (“REITs”). The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income and capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.
Principal Risks
It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:
Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations
High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments
Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries
Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services
Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector
Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested
Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities
Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk
Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers
Real Estate Risk: the risk that a Fund’s investments in Real Estate Investment Trusts (“REITs”) or real estate-linked derivative instruments will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. A Fund’s investments in REITs or real estate-linked derivative instruments subject it to management and tax risks
Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk
Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies
Issuer Non-Diversification Risk: the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are “diversified”
Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged
Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved
Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

PIMCO Emerging Markets Bond Fund	Ticker Symbols:
PEBIX (Inst. Class)
Principal Investments and Strategies

Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Emerging market Fixed Income Instruments Average Portfolio Duration ≤ 8 years	Credit Quality Maximum 20% of total assets below B Dividend Frequency Declared daily and distributed monthly
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to emerging market countries, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Such instruments may be denominated in non-U.S. currencies and the U.S. dollar. The average portfolio duration of this Fund varies based on Pacific Investment Management Company LLC’s (“PIMCO”) forecast for interest rates and, under normal market conditions, is not expected to exceed eight years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.
PIMCO has broad discretion to identify countries that it considers to qualify as emerging markets. The Fund emphasizes countries with relatively low gross national product per capita and with the potential for rapid economic growth. PIMCO will select the Fund’s country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, legal and political developments and any other specific factors PIMCO believes to be relevant. The Fund likely will concentrate its investments in Asia, Africa, the Middle East, Latin America and the developing countries of Europe. The Fund may invest in instruments whose return is based on the return of an emerging market security or a currency of an emerging market country, such as a derivative instrument, rather than investing directly in emerging market securities or currencies.
The Fund may invest in both investment-grade securities and high yield securities (“junk bonds”) subject to a maximum of 15% of its total assets in securities rated below B by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.
The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may also invest directly in real estate investment trusts (“REITs”). The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.
Principal Risks
It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:
Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration
Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments
Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries
Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services
Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector
Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested
Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities
Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk
Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers
Real Estate Risk: the risk that a Fund’s investments in Real Estate Investment Trusts (“REITs”) or real estate-linked derivative instruments will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. A Fund’s investments in REITs or real estate-linked derivative instruments subject it to management and tax risks
Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk
Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies
Issuer Non-Diversification Risk: the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are “diversified”
Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged
Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved
Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

PIMCO Emerging Markets Corporate Bond Fund	Ticker Symbols:
PEMIX (Inst. Class)
Principal Investments and Strategies

Investment Objective	Fund Focus	Credit Quality
Seeks maximum total return, consistent with preservation of capital and prudent investment management.	Diversified portfolio of fixed income instruments economically tied to emerging market countries Average Portfolio Duration < 10 years	Maximum 20% of total assets below Ba Dividend Frequency Declared daily and distributed monthly
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of corporate Fixed Income Instruments that are economically tied to emerging market countries, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Such instruments may be denominated in non-U.S. currencies and the U.S. dollar. The average portfolio duration of the Fund varies based on Pacific Investment Management Company LLC’s (“PIMCO”) forecast for interest rates and, under normal market conditions, is not expected to exceed ten years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.
PIMCO has broad discretion to identify countries that it considers to qualify as emerging markets. The Fund emphasizes countries with relatively low gross national product per capita and with the potential for rapid economic growth. PIMCO will select the Fund’s country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, legal and political developments, and any other specific factors PIMCO believes to be relevant. The Fund likely will concentrate its investments in Asia, Africa, the Middle East, Latin America and the developing countries of Europe. The Fund may invest in instruments whose return is based on the return of an emerging market security or a currency of an emerging market country, such as a derivative instrument, rather than investing directly in emerging market securities or currencies.
The Fund may invest in both investment-grade securities and high yield securities (“junk bonds”) subject to a maximum of 20% of its total assets in securities rated below Ba by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality.
The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may also invest directly in real estate investment trusts (“REITs”). The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security.
Principal Risks
It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:
Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration
Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations
High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries
Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services
Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector
Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested
Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk
Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers
Real Estate Risk: the risk that a Fund’s investments in Real Estate Investment Trusts (“REITs”) or real estate-linked derivative instruments will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. A Fund’s investments in REITs or real estate-linked derivative instruments subject it to management and tax risks
Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk
Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies
Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged
Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved
Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

PIMCO EM Fundamental IndexPLUS® TR Strategy Fund	Ticker Symbols:
PEFIX
Principal Investments and Strategies

Investment Objective	Fund Focus	Credit Quality
Seeks total return which exceeds that of its benchmarks	Enhanced RAFI® Emerging Markets Fundamental Index derivatives backed by a portfolio of Fixed Income Instruments Average Portfolio Duration (-3) to 8 years	B to Aaa; max 10% of total assets below Baa Dividend Frequency Quarterly
The Fund seeks to exceed the total return of the MSCI Emerging Markets Index (Net Dividends in USD) (the “Benchmark”) by investing under normal circumstances in derivatives based on the Enhanced RAFI® Emerging Markets Strategy Index (“Enhanced RAFI EM”) backed by a diversified short to intermediate duration portfolio comprised of Fixed Income Instruments, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private sector entities. The Benchmark is a market capitalization weighted index that is designed to measure equity market performance of emerging markets. The Fund may invest in common stocks, options, futures, options on futures and swaps. The Fund is normally expected to primarily use Enhanced RAFI EM derivatives in place of Enhanced RAFI EM stocks to attempt to equal or exceed the daily performance of the Benchmark. The values of Enhanced RAFI EM derivatives closely track changes in the value of Enhanced RAFI EM. However, Enhanced RAFI EM derivatives may be purchased with a fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets may be invested in Fixed Income Instruments. Research Affiliates, LLC, the Fund’s sub-adviser, provides investment advisory services in connection with the Fund’s use of the Enhanced RAFI EM by, among other things, providing Pacific Investment Management Company LLC (“PIMCO”), or counterparties designated by PIMCO, with a model portfolio reflecting the composition of Enhanced RAFI EM for purposes of developing Enhanced RAFI EM derivatives. PIMCO actively manages the Fixed Income Instruments held by the Fund with a view toward enhancing the Fund’s total return, subject to an overall portfolio duration which normally varies from (negative) 3 years to positive 8 years based on PIMCO’s forecast for interest rates. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. The Fund seeks to remain invested in Enhanced RAFI EM derivatives or Enhanced RAFI EM stocks even when Enhanced RAFI EM is declining.
The Fund typically will seek to gain exposure to Enhanced RAFI EM by investing in total return swap agreements. In a typical swap agreement, the Fund will receive the price appreciation (or depreciation) on Enhanced RAFI EM from the counterparty to the swap agreement in exchange for paying the counterparty an agreed upon fee. The Fund’s sub-adviser facilitates the Fund’s use of Enhanced RAFI EM derivatives by providing model portfolios of Enhanced RAFI EM securities to the Fund’s swap counterparties, so that the counterparties can provide total return swaps based on Enhanced RAFI EM to the Fund. Because Enhanced RAFI EM is a proprietary index, there may be a limited number of counterparties willing or able to serve as counterparties to a swap agreement. In addition to or instead of Enhanced RAFI EM swaps, the Fund may invest in other derivative instruments, “baskets” of stocks, individual securities, and exchange traded funds to maintain emerging markets equity exposure.
The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage or asset-backed securities, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments. The Fund may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality (except that within such limitation, the fund may invest in mortgage-related securities rated below B). With respect to the Fund’s fixed income investments, the Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. With respect to the Fund’s fixed income investments, the Fund may invest, without limitation, in securities denominated in foreign currencies and in U.S. dollar denominated securities of foreign issuers. With respect to the Fund’s fixed income investments, the Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund may also invest up to 10% of its total assets in preferred stocks.
Principal Risks
It is possible to lose money on an investment in the Fund. Under certain conditions, generally in a market where the value of both Enhanced RAFI EM derivatives and Fixed Income Instruments are declining or in periods of heightened market volatility, the Fund may experience greater losses or lesser gains than would be the case if it invested directly in a portfolio of Enhanced RAFI EM stocks.

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:
Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration
Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations
High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments
Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries
Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services
Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector
Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested
Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities
Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk
Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers
Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk
Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies
Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged
Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved
Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

PIMCO Extended Duration Fund	Ticker Symbols:
PEDIX (Inst. Class)
Principal Investments and Strategies

Investment Objective	Fund Focus	Credit Quality
Seeks maximum total return, consistent with prudent investment management	Long-term maturity Fixed Income Instruments Average Portfolio Duration + or - 3 years of its Benchmark	B to Aaa; maximum 10% of total assets below Baa Dividend Frequency Declared daily and distributed monthly
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Fund normally varies within three years (plus or minus) of the portfolio duration of the securities comprising the Citigroup Strips Index, 20+ Year Sub-Index, as calculated by PIMCO, which as of June 30, 2012 was 28.41 years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.
The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) that are rated B or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by Pacific Investment Management Company LLC (“PIMCO”) to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.
The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.
Principal Risks
It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:
Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration
Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations
High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments
Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries
Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector
Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested
Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities
Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk
Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers
Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk
Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies
Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged
Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved
Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

PIMCO Floating Income Fund	Ticker Symbols:
PFIIX (Inst. Class)
Principal Investments and Strategies

Investment Objective	Fund Focus	Credit Quality
Maximum current yield consistent with prudent investment management	Variable and floating-rate Fixed Income Instruments and their economic equivalents Average Portfolio Duration < 1 year	Caa to Aaa; maximum 10% of total assets below B Dividend Frequency Declared daily and distributed monthly
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of investments that effectively enable the Fund to achieve a floating rate of income, including, but not limited to, variable and floating-rate Fixed Income Instruments, Fixed Income Instruments with durations of less than or equal to one year, and fixed-rate Fixed Income Instruments with respect to which the Fund has entered into derivative instruments to effectively convert the fixed-rate interest payments into floating-rate interest payments, each of which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Fund will vary based on Pacific Investment Management Company LLC’s (“PIMCO”) forecast for interest rates and will normally not exceed one year. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. The Fund may also invest in other Fixed Income Instruments. Variable and floating-rate Fixed Income Instruments generally pay interest at rates that adjust whenever a specified interest rate changes and/or reset on predetermined dates (such as the last day of a month or calendar quarter).
The Fund may invest all of its assets in high yield securities (“junk bonds”) rated Caa or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality, subject to a maximum of 10% of its total assets in securities rated Caa by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality (except such limitations shall not apply to the Fund’s investments in mortgage-related securities). In addition, the Fund may invest, without limitation, in securities and instruments that are economically tied to emerging market countries. The Fund may invest, without limitation, in securities denominated in foreign currencies and in U.S.-dollar-denominated securities of foreign issuers.
The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The Fund may also invest up to 10% of its total assets in preferred stocks.
Principal Risks
It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:
Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration
Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations
High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments
Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services
Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector
Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested
Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities
Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk
Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers
Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk
Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies
Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged
Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved
Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	Ticker Symbols:
PFORX (Inst. Class)
Principal Investments and Strategies

Investment Objective	Fund Focus	Credit Quality
Seeks maximum total return, consistent with preservation of capital and prudent investment management	Intermediate maturity hedged non-U.S. Fixed Income Instruments Average Portfolio Duration + / - 2 years of its Benchmark	B to Aaa; maximum 10% of total assets below Baa Dividend Frequency Declared daily and distributed monthly
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to foreign (non-U.S.) countries, representing at least three foreign countries, which may be represented by forwards or derivatives such as options, future contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.
Pacific Investment Management Company LLC (“PIMCO”) selects the Fund’s foreign country and currency compositions based on an evaluation of various factors, including, but not limited to relative interest rates, exchange rates, monetary and fiscal policies, trade and current account balances. The Fund may invest, without limitation, in securities and instruments that are economically tied to emerging market countries. The average portfolio duration of this Fund normally varies within three years (plus or minus) of the portfolio duration of the securities comprising the JPMorgan GBI Global ex-US Index Hedged in USD, as calculated by PIMCO, which as of June 30, 2012 was 7.67 years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality (except that within such limitation, the Fund may invest in mortgage-related securities rated below B). The Fund is nondiversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.
The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage or asset-backed securities, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.
Principal Risks
It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:
Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration
Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations
High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments
Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services
Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector
Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested
Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities
Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk
Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers
Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk
Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies
Issuer Non-Diversification Risk: the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are “diversified”
Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged
Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved
Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

PIMCO Foreign Bond Fund (Unhedged)	Ticker Symbols:
PFUIX (Inst. Class)
Principal Investments and Strategies

Investment Objective	Fund Focus	Credit Quality
Seeks maximum total return, consistent with preservation of capital and prudent investment management	Intermediate maturity non-U.S. Fixed Income Instruments Average Portfolio Duration + / - 2 years of its benchmark	B to Aaa; maximum 10% of total assets below Baa Dividend Frequency Declared daily and distributed monthly
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to foreign (non-U.S.) countries, representing at least three foreign countries, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.
Pacific Investment Management Company LLC (“PIMCO”) selects the Fund’s foreign country and currency compositions based on an evaluation of various factors, including, but not limited to relative interest rates, exchange rates, monetary and fiscal policies, trade and current account balances. The average portfolio duration of this Fund normally varies within three years (plus or minus) of the portfolio duration of the securities comprising the JPMorgan GBI Global ex-US FX NY Index Unhedged in USD, as calculated by PIMCO, which as of June 30, 2012 was 7.12 years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality (except that within such limitation, the Fund may invest in mortgage-related securities rated below B). The Fund may invest, without limitation, in securities and instruments that are economically tied to emerging market countries. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.
The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage or asset-backed securities, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.
Principal Risks
It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:
Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration
Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations
High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments
Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries
Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector
Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested
Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities
Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk
Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers
Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk
Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies
Issuer Non-Diversification Risk: the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are “diversified”
Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged
Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved
Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

PIMCO Fundamental Advantage Total Return Strategy Fund	Ticker Symbols:
PFATX (Inst. Class)
Principal Investments and Strategies

Investment Objective	Fund Focus	Credit Quality
Seeks maximum total return, consistent with prudent investment management	Long exposure to Enhanced RAFI® 1000 Index hedged by short exposure to the S&P 500 stock index, backed by a portfolio of Fixed Income Instruments
Average Collateral Fixed Income Duration
	(-3) to 8 years	B to Aaa; maximum 10% of total assets below Baa Dividend Frequency Declared and distributed quarterly
The Fund seeks to achieve its investment objective by investing under normal circumstances in derivatives providing long exposure to Enhanced RAFI® 1000 and short exposure to the S&P 500 Index (the “S&P 500”), backed by a diversified portfolio of short and intermediate maturity Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Enhanced RAFI® 1000 and the S&P 500 are further described below. The Fund’s strategy with respect to maintaining long exposure to Enhanced RAFI® 1000 and short exposure to the S&P 500 can be characterized as “market neutral” because it seeks to maintain a low correlation to the fluctuation of the U.S. equity market as a whole while returning the relative appreciation (or depreciation) of Enhanced RAFI® 1000 over the S&P 500.
Enhanced RAFI® 1000 is a performance recalibrated version of the FTSE RAFI ® US 1000 Index, which is composed of the 1,000 largest publicly-traded U.S. companies by fundamental accounting value. Unlike other indexes, which are frequently comprised of stocks weighted according to their market capitalization, Enhanced RAFI® 1000 is weighted by a combination of fundamental factors, including sales, cash flow, book values and, if applicable, dividends (sales, cash flow and dividends are averaged over the prior five years), and may incorporate additional factors, including but not limited to the quality of corporate earnings, the risk of financial distress and the quality of corporate governance/accounting practices. Indexes based on market capitalization, such as the S&P 500, generally overweight stocks which are overvalued, and underweight stocks which are undervalued. Enhanced RAFI® 1000 seeks to avoid this problem by weighting stocks based on variables that do not depend on the fluctuations of market valuation. The S&P 500 is an unmanaged index composed of 500 selected common stocks that represent approximately two-thirds of the total market value of all U.S. common stocks. The Fund seeks to maintain long exposure to Enhanced RAFI® 1000 and short exposure to the S&P 500 even when Enhanced RAFI® 1000 is underperforming relative to the S&P 500.
The Fund may invest in common stocks, options, futures, options on futures and swaps to gain long exposure to Enhanced RAFI® 1000 and short exposure to the S&P 500. The Fund typically will seek to simultaneously gain long exposure to Enhanced RAFI® 1000 and short exposure to the S&P 500, each in an amount, under normal circumstances, approximately equal to the Fund’s net assets. In a typical swap agreement, the Fund will receive the price appreciation (or depreciation) on Enhanced RAFI® 1000 from the counterparty to the swap agreement in exchange for paying the price appreciation (or depreciation) on the S&P 500 and certain transaction costs. While the Fund will, under normal circumstances, seek to maintain approximately equal value exposure in its long positions in Enhanced RAFI® 1000 and short positions in the S&P 500 in an effort to offset the effects on the Fund’s performance of general stock market movements, Pacific Investment Management Company LLC (“PIMCO”) may increase or decrease the Fund’s long exposure to Enhanced RAFI® 1000 or the Fund’s short exposure to the S&P 500 when PIMCO deems it appropriate to do so. Because Enhanced RAFI® 1000 is a proprietary index, there may be a limited number of counterparties willing or able to serve as counterparties to a swap agreement. If such swap agreements are not available, or when PIMCO otherwise deems it appropriate to do so, the Fund may invest in, or take short positions in, other derivative instruments, “baskets” of stocks, or individual securities to replicate the performance of Enhanced RAFI® 1000 relative to the S&P 500. The Fund also may invest in exchange traded funds.
The values of derivatives based on Enhanced RAFI® 1000 and the S&P 500 should closely track changes in the value of Enhanced RAFI® 1000 and the S&P 500. However, these derivatives may be purchased with a fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the Fund’s assets may be invested in Fixed Income Instruments. Research Affiliates, LLC, the Fund’s sub-adviser, provides investment advisory services in connection with the Fund’s use of Enhanced RAFI® 1000 by, among other things, providing PIMCO, or counterparties designated by PIMCO, with a model portfolio reflecting the composition of Enhanced RAFI® 1000 for purposes of developing Enhanced RAFI® 1000 derivatives. PIMCO actively manages the Fixed Income Instruments held by the Fund with a view toward enhancing the Fund’s total return, subject to an overall portfolio duration which normally varies from (negative) 3 years to positive 8 years based on PIMCO’s forecast for interest rates.
Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments. The Fund may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality (except that within such limitation, the Fund may invest in mortgage-related securities rated below B). The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund may also invest, without limitation, in securities denominated in foreign currencies and in U.S. dollar-denominated securities of foreign issuers. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20%of its total assets. The Fund may also invest up to 10% of its total assets in preferred stocks.
Principal Risks
It is possible to lose money on an investment in the Fund. Although the Fund seeks to protect against equity market risk arising from its long exposure to Enhanced RAFI® 1000 by maintaining short exposure to the S&P 500, under certain conditions, generally in a market where Enhanced RAFI® 1000 underperforms relative to the S&P 500 and fixed income securities are declining or in periods of heightened market volatility, the Fund may experience losses. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:
Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration
Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations
High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments
Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries
Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services
Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector
Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested
Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.
Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk
Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers
Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies
Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged
Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved
Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

PIMCO Fundamental IndexPLUS® TR Fund	Ticker Symbols:
PXTIX (Inst. Class)
Principal Investments and Strategies

Investment Objective	Fund Focus	Credit Quality
Seeks total return which exceeds that of its benchmark	Enhanced RAFI® 1000 derivatives backed by a portfolio of Fixed Income Instruments Average Collateral Fixed Income Duration (-3) to 8 years	B to Aaa; maximum 10% of total assets below Baa Dividend Frequency Declared and distributed quarterly
The Fund seeks to exceed the total return of the S&P 500 Index (the “S&P 500”) by investing under normal circumstances in derivatives based on Enhanced RAFI® US Large Strategy Index (“Enhanced RAFI® 1000”) backed by a portfolio of short and intermediate maturity Fixed Income Instruments, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public or private-sector entities. The S&P 500 is an unmanaged index composed of 500 related common stocks that represent approximately two-thirds of the total market value of all U.S. common stocks The Fund may invest in common stocks, options, futures, options on futures and swaps. The Fund uses Enhanced RAFI® 1000 derivatives in addition to or in place of Enhanced RAFI® 1000 stocks to attempt to equal or exceed the daily performance of the S&P 500. The values of Enhanced RAFI® 1000 derivatives should closely track changes in the value of Enhanced RAFI® 1000. However, Enhanced RAFI® 1000 derivatives may be purchased with a fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets may be invested in Fixed Income Instruments. Research Affiliates, LLC, the Fund’s sub-adviser, provides investment advisory services in connection with the Fund’s use of Enhanced RAFI® 1000 by, among other things, providing Pacific Investment Management Company LLC (“PIMCO”), or counterparties designated by PIMCO, with a model portfolio reflecting the composition of Enhanced RAFI® 1000 for purposes of developing Enhanced RAFI® 1000 derivatives. PIMCO actively manages the Fixed Income Instruments held by the Fund with a view toward enhancing the Fund’s total return, subject to an overall portfolio duration which normally varies from (negative) 3 years to positive 8 years based on PIMCO’s forecast for interest rates. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. The Fund seeks to remain invested in Enhanced RAFI® 1000 derivatives or Enhanced RAFI® 1000 stocks even when Enhanced RAFI® 1000 is declining.
The Fund typically will seek to gain exposure to Enhanced RAFI® 1000 by investing in total return swap agreements. In a typical swap agreement, the Fund will receive the price appreciation (or depreciation) on Enhanced RAFI® 1000 from the counterparty to the swap agreement in exchange for paying the counterparty an agreed upon fee. The Fund’s sub-adviser facilitates the Fund’s use of Enhanced RAFI® 1000 derivatives by providing model portfolios of Enhanced RAFI® 1000 securities to the Fund’s swap counterparties, so that the counterparties can provide total return swaps based on Enhanced RAFI® 1000 to the Fund. Because the Enhanced RAFI® 1000 is a proprietary index, there may be a limited number of counterparties willing or able to serve as counterparties to a swap agreement. If such swap agreements are not available, the Fund may invest in other derivative instruments, “baskets” of stocks, or individual securities to replicate the performance of Enhanced RAFI® 1000.
Though the Fund does not normally invest directly in Enhanced RAFI® 1000 securities, when Enhanced RAFI® 1000 derivatives appear to be overvalued relative to Enhanced RAFI® 1000, the Fund may invest all of its assets in a “basket” of Enhanced RAFI® 1000 stocks. The Fund also may invest in exchange traded funds.
The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments. The Fund may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality (except that within such limitation, the Fund may invest in mortgage-related securities rated below B). The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar denominated securities or currencies) to 20% of its total assets. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks
It is possible to lose money on an investment in the Fund. Under certain conditions, generally in a market where the value of both Enhanced RAFI® 1000 derivatives and fixed income securities are declining or in periods of heightened market volatility, the Fund may experience greater losses or lesser gains than would be the case if it invested directly in a portfolio of Enhanced RAFI® 1000 stocks. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:
Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration
Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations
High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments
Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries
Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services
Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector
Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested
Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities
Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk
Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers
Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk
Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies
Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged
Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved
Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

PIMCO Germany Bond Index Exchange-Traded Fund	Ticker Symbols:
BUND

Principal Investments and Strategies	Investment Objective	Credit Quality
	Seeks to provide total return that closely corresponds, before fees and expenses, to the total return of The BofA Merrill Lynch Diversified Germany Bond IndexSM Fund Category Global	Qualifying constituents must be an obligation of a German entity with an investment-grade rating Dividend Frequency Monthly
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of The BofA Merrill Lynch Diversified Germany Bond IndexSM (the “Underlying Index”). The Fund may invest the remainder of its assets in Fixed Income Instruments that are not Component Securities, but which Pacific Investment Management Company LLC (“PIMCO”) believes will help the Fund track its Underlying Index, as well as in cash and investment grade, liquid short-term instruments, forwards or derivatives, such as options, futures contracts or swap agreements, and shares of affiliated bond funds. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public or private-sector entities. The average portfolio duration of this Fund will closely correspond to the portfolio duration of the securities comprising its Underlying Index, which as of September 30, 2012 was 4.30 years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.
The Underlying Index tracks the performance of large, Euro (“EUR”)-denominated investment grade debt instruments of German issuers publicly issued in the eurobond or Euro member domestic markets, including sovereign, quasi-government, corporate, securitized and collateralized securities. As of September 30, 2012, there were 639 issues in the Underlying Index. Qualifying constituents must be an obligation of a German entity with an investment-grade rating (based on an average of the ratings of Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Ratings Services (“S&P”) and Fitch, Inc. (“Fitch”)), at least one year remaining term to final maturity and a fixed coupon schedule. Callable perpetual securities qualify provided they are at least one year from the first call date. Fixed-to-floating rate securities also qualify provided they are callable within the fixed rate period and are at least one year from the last call prior to the date the bond transitions from a fixed to a floating rate security.
Qualifying German sovereign securities must have a minimum amount outstanding of EUR 1 billion. Both nominal and inflation-linked local currency German sovereign debt are included in the Underlying Index. Original issue zero coupon bonds and corporate pay-in-kind securities, including toggle notes, are included in the Underlying Index and the amounts outstanding of qualifying coupon securities are not reduced by any portions that have been stripped. Qualifying non-sovereign securities must have a minimum amount outstanding of EUR 500 million. Original issue zero coupon securities, qualify for inclusion in the Underlying Index. The Underlying Index is rebalanced on the last calendar day of the month.
PIMCO uses an indexing approach in managing the Fund’s investments. The Fund employs a representative sampling strategy in seeking to achieve its investment objective. In using this strategy, PIMCO seeks to invest in a combination of Component Securities and other instruments such that the combination effectively provides exposure to the Underlying Index. In using a representative sampling strategy, the Fund may not track its Underlying Index with the same degree of accuracy as a fund that replicates the composition of the Underlying Index. Unlike many investment companies, the Fund does not attempt to outperform the index the Fund tracks. An indexing approach may eliminate the chance that the Fund will substantially outperform its Underlying Index but also may reduce some of the risks of active management. Indexing seeks to achieve lower costs by keeping portfolio turnover low in comparison to actively managed investment companies.
The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund. The Fund may invest in derivative instruments, such as options, futures contracts or swap agreements. The Fund may purchase and sell securities on a when-issued, delayed delivery or forward commitment basis. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security.

Principal Risks	It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Market Trading Risk: the risk that an active secondary trading market for Fund shares does not continue once developed, that the Fund may not continue to meet a listing exchange’s trading or listing requirements, or that Fund shares trade at prices other than the Fund’s net asset value

German Securities Risk: the German economy is dependent on trade, with exports accounting for more than one-third of Germany’s output. Therefore, a reduction in spending by Germany’s trade partners on German products and services or negative changes in any of these countries may cause an adverse impact on the German economy. Internal factors, such as high unemployment and government regulation of labor markets, may also affect the performance of the German economy. The European financial markets have recently experienced volatility due to concerns about rising government debt levels of several European countries.

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular sectors

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Issuer Risk: the risk that the value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services

Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested

Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Issuer Non-Diversification Risk: the risks of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular foreign government) than funds that are “diversified”

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged

Management and Tracking Error Risk: the risk that the portfolio manager’s investment decisions may not produce the desired results or that the Fund’s portfolio may not closely track the Underlying Index for a number of reasons. The Fund incurs operating expenses, which are not applicable to the Underlying Index, and the costs of buying and selling securities, especially when rebalancing the Fund’s portfolio to reflect changes in the composition of the Underlying Index. Performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index due to legal restrictions, cost or liquidity restraints. In addition, the Fund’s use of a representative sampling approach may cause the Fund to be less correlated to the return of the Underlying Index than if the Fund held all of the securities in the Underlying Index

Indexing Risk: the risk that the Fund is negatively affected by general declines in the asset classes represented by the Underlying Index

PIMCO Global Advantage Strategy Bond Fund	Ticker Symbols:
PSAIX (Inst. Class)
Principal Investments and Strategies

Investment Objective	Fund Focus	Credit Quality
Seeks total return which exceeds that of its benchmarks, consistent with prudent investment management	U.S. and non-U.S. Fixed Income	Maximum of 15% of total assets below B
	Instruments	Dividend Frequency
	Average Portfolio Duration < 8 years	Declared daily and distributed monthly
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to at least three countries (one of which may be the United States), which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.
Pacific Investment Management Company LLC (“PIMCO”) selects the Fund’s foreign country and currency compositions based on an evaluation of various factors, including, but not limited to, relative interest rates, exchange rates, monetary and fiscal policies, and trade and current account balances. The Fund may invest without limitation in securities denominated in foreign currencies and in U.S. dollar denominated securities of foreign issuers. The Fund may invest, without limitation, in securities and instruments that are economically tied to emerging market countries. The Fund may also invest up to 10% of its total assets in preferred stocks. In addition, the Fund may invest in both investment-grade securities and high yield securities (“junk bonds”) subject to a maximum of 15% its total assets in securities rated below B by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality. The average portfolio duration of this Fund varies based on PIMCO’s forecast for interest rates and, under normal market conditions, is not expected to exceed eight years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.
The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation or improving credit fundamentals for a particular sector or security.
Principal Risks
It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:
Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration
Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations
High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments
Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services
Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector
Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested
Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities
Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk
Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers
Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk
Issuer Non-Diversification Risk: the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are “diversified”
Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies
Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged
Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved
Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

PIMCO Global Bond Fund (U.S. Dollar-Hedged)	Ticker Symbols:
PGBIX (Inst. Class)
Principal Investments and Strategies

Investment Objective	Fund Focus	Credit Quality
Seeks maximum total return, consistent	U.S. and hedged non-U.S. intermediate	B to Aaa; maximum 10% of total assets
with preservation of capital	maturity Fixed Income Instruments Average Portfolio Duration +/- 2 years of its benchmark	below Baa Dividend Frequency Declared daily and distributed monthly
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to at least three countries (one of which may be the United States), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Securities may be denominated in major foreign currencies or the U.S. dollar. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20%of its total assets.
Pacific Investment Management Company LLC (“PIMCO”) selects the Fund’s foreign country and currency compositions based on an evaluation of various factors, including, but not limited to, relative interest rates, exchange rates, monetary and fiscal policies, trade and current account balances. The Fund may invest, without limitation, in securities and instruments that are economically tied to emerging market countries. The Fund normally invests at least 25% of its net assets in instruments that are economically tied to foreign (non-U.S.) countries. The average portfolio duration of this Fund normally varies within three years (plus or minus) of the portfolio duration of the securities comprising the JPMorgan GBI Global Index Hedged in USD, as calculated by PIMCO, which as of June 30, 2012 was 7.12 years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. The Fund invests primarily in investment grade securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality (except that within such limitation, the Fund may invest in mortgage-related securities rated below B). The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.
The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.
Principal Risks
It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:
Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration
Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations
High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries
Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services
Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector
Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested
Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities
Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk
Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers
Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk
Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies
Issuer Non-Diversification Risk: the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are “diversified”
Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged
Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved
Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

PIMCO Global Bond Fund (Unhedged)	Ticker Symbols:
PIGLX (Inst. Class)
Principal Investments and Strategies

Investment Objective	Fund Focus	Credit Quality
Seeks maximum total return, consistent with preservation of capital and prudent investment management	U.S. and non-U.S. intermediate maturity Fixed Income Instruments Average Portfolio Duration +/- 2 years of its benchmark	B to Aaa; maximum 10% of total assets below Baa Dividend Frequency Declared daily and distributed monthly
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to at least three countries (one of which may be the United States), which may be represented by forwards or derivatives such as options, future contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Securities may be denominated in major foreign currencies or the U.S. dollar.
Pacific Investment Management Company LLC (“PIMCO”) selects the Fund’s foreign country and currency compositions based on an evaluation of various factors, including, but not limited to, relative interest rates, exchange rates, monetary and fiscal policies, trade and current account balances. The Fund may invest, without limitation, in securities and instruments that are economically tied to emerging market countries. The Fund normally invests at least 25% of its net assets in instruments that are economically tied to foreign (non-U.S.) countries. The average portfolio duration of this Fund normally varies within three years (plus or minus) of the portfolio duration of the securities comprising the JPMorgan GBI Global FX New York Unhedged in USD, as calculated by PIMCO, which as of June 30, 2012 was 7.12 years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality (except that within such limitation, the Fund may invest in mortgage-related securities rated below B). The Fund is nondiversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.
The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage or asset-backed securities, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.
Principal Risks
It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:
Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration
Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations
High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments
Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services
Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector
Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested
Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities
Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk
Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers
Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk
Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies
Issuer Non-Diversification Risk: the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are “diversified”
Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged
Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved
Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

PIMCO GNMA Fund	Ticker Symbols:
PDMIX (Inst. Class)
Principal Investments and Strategies

Investment Objective	Fund Focus	Credit Quality
Seeks maximum total return, consistent with preservation of capital and prudent investment management	Short and intermediate maturity mortgage-related fixed income securities Average Portfolio Duration 1-7 years	Baa to Aaa; maximum 10% of total assets below Aaa Dividend Frequency Declared daily and distributed monthly
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of securities of varying maturities issued by the Government National Mortgage Association (“GNMA”), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. The Fund is neither sponsored by nor affiliated with GNMA. The average portfolio duration of this Fund normally varies from one to seven years based on Pacific Investment Management Company LLC’s (“PIMCO”) forecast for interest rates. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. The Fund may invest without limit in securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises. In addition, the Fund may invest up to 10% of its total assets in investment grade securities rated below Aaa by Moody’s, or equivalently rated by S&P or Fitch, subject to a minimum rating of Baa by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality. The Fund may not invest in securities denominated in foreign currencies, but may invest without limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 10% of its total assets in U.S. dollar-denominated securities and instruments that are economically tied to emerging market countries.
The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.
GNMA, a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration, or guaranteed by the Department of Veterans Affairs. The Fund may also invest up to 10% of its total assets in preferred stocks.
Principal Risks
It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:
Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration
Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations
Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries
Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector
Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested
Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities
Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk
Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers
Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk
Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged
Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved
Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

PIMCO Government Money Market Fund	Ticker Symbols:
PGMXX (Admin. Class)
PGFXX (Class M)
Principal Investments and Strategies

Investment Objective	Fund Focus	Credit Quality
Seeks maximum current income, consistent with preservation of capital and daily liquidity	U.S. government securities Average Portfolio Maturity ≤ 60 days dollar-weighted average maturity	Min 97% of total assets Prime 1; ≤ 3% of total assets Prime 2 Dividend Frequency Declared daily and distributed monthly
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a portfolio of U.S. government securities. The Fund may invest in the following: U.S. Treasury bills, notes, and other obligations issued by, or guaranteed as to principal and interest by, the U.S. government (including its agencies and instrumentalities) and repurchase agreements secured by such obligations. The Fund may only invest in U.S. dollar denominated securities that mature in 397 days or fewer from the date of purchase. The dollar-weighted average portfolio maturity of the Fund may not exceed 60 days and the dollar-weighted average life to maturity of the Fund may not exceed 120 days. The Fund attempts to maintain a stable net asset value of $1.00 per share, although there is no assurance that it will be successful in doing so.
The Fund’s investments will comply with applicable rules governing the quality, maturity and diversification of securities held by money market funds.
Principal Risks
Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:
Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration
Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations
Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries
Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

PIMCO High Yield Fund	Ticker Symbols:
PHIYX (Inst. Class)
Principal Investments and Strategies

Investment Objective	Fund Focus	Credit Quality
Seeks maximum total return, consistent with preservation of capital and prudent investment management	Higher yielding fixed income securities Average Portfolio Duration +/- 2 years of its benchmark	minimum 80% of assets below Baa; maximum 20% of total assets Caa or below Dividend Frequency Declared daily and distributed monthly
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of high yield securities (“junk bonds”), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements, rated below investment grade by Moody’s Investors Services, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by Pacific Investment Management Company LLC (“PIMCO”) to be of comparable quality. The Fund may invest up to 20% of its total assets in securities rated Caa or below by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The remainder of the Fund’s assets may be invested in investment grade Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public or private-sector entities. The average portfolio duration of this Fund normally varies within one year (plus or minus) of the portfolio duration of the securities comprising the BofA Merrill Lynch U.S. High Yield BB-B Rated Constrained Index, as calculated by PIMCO, which as of June 30, 2012 was 3.62 years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. The Fund may invest up to 20% of its total assets in securities denominated in foreign currencies and may invest without limit in U.S. dollar-denominated securities of foreign issuers.
The Fund will normally limit its foreign currency exposure (from non-U.S. dollar denominated securities or currencies) to 20% of its total assets. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage or asset-backed securities, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.
Principal Risks
It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:
Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration
Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations
High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments
Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries
Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector
Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested
Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities
Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk
Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers
Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk
Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies
Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged
Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved
Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

PIMCO High Yield Municipal Bond Fund	Ticker Symbols:
PHMIX (Inst. Class)
Principal Investments and Strategies

Investment Objective	Fund Focus	Credit Quality
Seeks high current income exempt from federal income tax. Total return is a secondary objective	Intermediate to long-term maturity high yield municipal securities (exempt from federal income tax) Average Portfolio Duration 4-11 years	No Limitation Dividend Frequency Declared daily and distributed monthly
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”). Municipal Bonds generally are issued by or on behalf of states and local governments and their agencies, authorities and other instrumentalities.
The Fund intends to invest a portion of its assets in high yield Municipal Bonds and “private activity” bonds that are rated (at the time of purchase) below investment grade by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by Pacific Investment Management Company LLC (“PIMCO”) to be of comparable quality (commonly known as “junk bonds”). The Fund may also invest, without limitation, in higher rated Municipal Bonds. The Fund may invest up to 30% of its assets in “private activity” bonds whose interest is a tax-preference item for purposes of the federal alternative minimum tax (“AMT”). For shareholders subject to the AMT, distributions derived from “private activity” bonds must be included in their AMT calculations, and as such a portion of the Fund’s distribution may be subject to federal income tax. The Fund may invest more than 25%of its total assets in bonds of issuers in California and New York. To the extent that the Fund concentrates its investments in California or New York, it will be subject to California or New York State-Specific Risk. The Fund may also invest 25% or more of its total assets in Municipal Bonds that finance education, health care, housing, transportation, utilities and other similar projects, and 25% or more of its total assets in industrial development bonds.
The average portfolio duration of this Fund normally varies from four to eleven years, based on PIMCO’s forecast for interest rates. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. The portfolio manager focuses on Municipal Bonds with the potential to offer high current income, typically looking for Municipal Bonds that can provide consistently attractive current yields or that are trading at competitive market prices. The “total return” sought by the Fund consists of both income earned on its investments and capital appreciation, if any, generally arising from decreases in interest rates or improving credit fundamentals for a particular state, municipality or issuer. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.
The Fund may invest in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may also invest in derivative instruments, such as options, futures contracts or swap agreements, and invest in mortgage- or asset-backed securities. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. In addition, the Fund may also invest in securities issued by entities, such as trusts, whose underlying assets are Municipal Bonds, including, without limitation, residual interest bonds. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The Fund may also invest up to 10% of its total assets in preferred stocks.
Principal Risks
It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:
Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration
Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments
Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries
Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services
Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector
Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested
Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities
Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk
Issuer Non-Diversification Risk: the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are “diversified”
Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged
Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved
California State-Specific Risk: the risk that by concentrating its investments in California Municipal Bonds the Fund may be affected significantly by economic, regulatory or political developments affecting the ability of California issuers to pay interest or repay principal
New York State-Specific Risk: the risk that by concentrating its investments in New York Municipal Bonds the Fund may be affected significantly by economic, regulatory or political developments affecting the ability of New York issuers to pay interest or repay principal
Municipal Project-Specific Risk: the risk that the Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in bonds from issuers in a single state
Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

PIMCO High Yield Spectrum Fund	Ticker Symbols:
PHSIX (Inst. Class)
Principal Investments and Strategies

Investment Objective	Fund Focus	Credit Quality
Seeks maximum total return, consistent with prudent investment management	High yielding fixed income securities Average Portfolio Duration + / - 1 year of its benchmark	No Limitation Dividend Frequency Declared daily and distributed monthly
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of high yield securities (“junk bonds”), which may be represented by convertibles, warrants, forwards or derivatives such as swap agreements, rated below investment grade by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by Pacific Investment Management Company LLC (“PIMCO”) to be of comparable quality. The Fund may invest, without limitation, in Fixed Income Instruments and other securities of any rating below investment grade as rated by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of the Fund normally varies within one year (plus or minus) of the portfolio duration of the securities comprising the Bank of America/Merrill Lynch Global High Yield, Constrained (USD Hedged) Index (the “Benchmark”), as calculated by PIMCO, which as of June 30, 2012 was 3.42 years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. The Fund may invest without limit in securities of foreign issuers or securities denominated in foreign currencies. The Fund may invest without limit in securities and instruments of corporate issuers economically tied to emerging market countries and may invest up to 10% of its total assets in sovereign debt issued by governments, their agencies or instrumentalities, or other government-related entities, that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to within 10% (plus or minus) of the Benchmark’s foreign currency exposure, which as of June 30, 2012 was 0%.
The Fund may invest, without limitation, in derivative instruments, such as credit default swap agreements and total return swap agreements. The Fund may purchase or sell securities on a when issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 15% of its total assets in preferred stocks.
PRINCIPAL RISKS:
It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:
Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration
Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations
High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments
Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries
Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector
Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested
Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities
Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers
Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk
Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies
Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged
Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved
Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

PIMCO Income Fund	Ticker Symbols:
PIMIX (Inst. Class)
Principal Investments and Strategies

Investment Objectives	Fund Focus	Credit Quality
Seeks to maximize current income. Long-term capital appreciation is a secondary objective.	Broad range of Fixed Income Instruments Average Portfolio Duration 2-8 years	Caa to Aaa; maximum 50% of total assets below Baa Dividend Frequency Declared daily and distributed monthly
The Fund seeks to achieve its investment objectives by investing under normal circumstances at least 65% of its total assets in a multi-sector portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will seek to maintain a high and consistent level of dividend income by investing in a broad array of fixed income sectors and utilizing income efficient implementation strategies. The capital appreciation sought by the Fund generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.
The Fund will generally allocate its assets among several investment sectors, without limitation, which may include: (i) high yield securities (“junk bonds”) and investment grade corporate bonds of issuers located in the United States and non-U.S. countries, including emerging market countries; (ii) fixed income securities issued by U.S. and non-U.S. governments (including emerging market governments), their agencies and instrumentalities; (iii)mortgage-related and other asset backed securities; and (iv) foreign currencies, including those of emerging market countries. However, the Fund is not required to gain exposure to any one investment sector, and the Fund’s exposure to any one investment sector will vary over time. The average portfolio duration of this Fund normally varies from zero to eight years based on Pacific Investment Management Company LLC’s (“PIMCO”) forecast for interest rates. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.
The Fund may invest up to 50% of its total assets in high yield securities rated below investment grade but rated at least Caa by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or if unrated, determined by PIMCO to be of comparable quality (except such limitation shall not apply to the Fund’s investments in mortgage- and asset-backed securities). In addition, the Fund may invest, without limitation, in securities denominated in foreign currencies. The Fund may invest up to 20% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 10% of its total assets. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.
The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The Fund may also invest up to 10% of its total assets in preferred stocks.
Principal Risks
It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:
Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration
Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations
High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries
Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services
Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector
Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested
Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities
Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk
Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers
Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk
Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies
Issuer Non-Diversification Risk: the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are “diversified”
Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged
Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved
Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

PIMCO International Fundamental IndexPLUS® TR Strategy Fund	Ticker Symbols:
PTSIX (Inst. Class)
Principal Investments and Strategies

Investment Objective	Fund Focus	Credit Quality
Seeks total return which exceeds that of its benchmark	Enhanced RAFI® Developed ex-U.S. Fundamental Index derivatives backed by a portfolio of fixed income instruments Average Portfolio Duration (-3) to 8 years	Maximum of 10% of total assets below Baa Dividend Frequency Quarterly
The Fund seeks total return which exceeds that of the MSCI EAFE Index (the “Benchmark Index”), by investing under normal circumstances in derivatives based on the Enhanced RAFI® (eRAFI) Developed ex-U.S. Fundamental Index (the “eRAFI Developed ex-U.S. Fundamental Index”), backed by a diversified portfolio of short to intermediate duration Fixed Income Instruments, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public or private-sector entities. The Fund uses the eRAFI Developed ex-U.S. Fundamental Index derivatives to attempt to equal or exceed the daily performance of the Benchmark Index.
The values of the eRAFI Developed ex-U.S. Fundamental Index derivatives should closely track changes in the value of eRAFI Developed ex-U.S. Fundamental Index. However, eRAFI Developed ex-U.S. Fundamental Index derivatives may be purchased with a fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets may be invested in Fixed Income Instruments. As of June 30, 2012, the eRAFI Developed ex-U.S. Fundamental Index is comprised of stocks with a market capitalization ranging from $18 million to $193 billion.
Research Affiliates, LLC, the Fund’s sub-adviser, provides investment advisory services in connection with the Fund’s use of the eRAFI Developed ex-U.S. Fundamental Index by, among other things, providing Pacific Investment Management Company LLC (“PIMCO”), or counterparties designated by PIMCO, with a model portfolio reflecting the composition of the eRAFI Developed ex-U.S. Fundamental Index for purposes of developing eRAFI Developed ex-U.S. Fundamental Index derivatives. PIMCO actively manages the Fixed Income Instruments held by the Fund with a view toward enhancing the Fund’s total return, subject to an overall portfolio duration which normally varies from (negative) 3 years to positive 8 years based on PIMCO’s forecast for interest rates. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.
The Fund typically will seek to gain exposure to the eRAFI Developed ex- U.S. Fundamental Index by investing in total return swap agreements. In a typical swap agreement, the Fund will receive the price appreciation (or depreciation) on the eRAFI Developed ex-U.S. Fundamental Index from the counterparty to the swap agreement in exchange for paying the counterparty an agreed upon fee. The Fund’s sub-adviser facilitates the Fund’s use of the eRAFI Developed ex-U.S. Fundamental Index derivatives by providing model portfolios of the eRAFI Developed ex-U.S. Fundamental Index securities to the Fund’s swap counterparties, so that the counterparties can provide total return swaps based on the eRAFI Developed ex-U.S. Fundamental Index to the Fund. Because the eRAFI Developed ex-U.S. Fundamental Index is a proprietary index, there may be a limited number of counterparties willing or able to serve as counterparties to a swap agreement. If such swap agreements are not available, the Fund may invest in other derivative instruments, “baskets” of stocks, or individual securities to replicate the performance of the eRAFI Developed ex-U.S. Fundamental Index.
The Fund seeks to remain invested in the eRAFI Developed ex-U.S. Fundamental Index derivatives even when the eRAFI Developed ex-U.S. Fundamental Index is declining. Though the Fund does not normally invest directly in the eRAFI Developed ex-U.S. Fundamental Index securities, when the eRAFI Developed ex-U.S. Fundamental Index derivatives appear to be overvalued relative to the eRAFI Developed ex-U.S. Fundamental Index, the Fund may invest all of its assets in a “basket” of eRAFI Developed ex-U.S. Fundamental Index stocks.
The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset- backed securities, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information.
The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments. The Fund may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality (except that within such limitation, the Fund may invest in mortgage-related securities rated below B). The Fund may invest, without limitation, in securities denominated in foreign (non-U.S.) currencies and in U.S. dollar-denominated securities of foreign (non-U.S.) issuers. With respect to the Fund’s fixed income investments, the Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. With respect to the Fund’s fixed income investments, the Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund may also invest up to 10% of its total assets in preferred stocks.
PRINCIPAL RISKS:
It is possible to lose money on an investment in the Fund. Under certain conditions, generally in a market where the value of both eRAFI Developed ex-U.S. Fundamental Index derivatives and fixed income securities are declining or in periods of heightened market volatility, the Fund may experience greater losses or lesser gains than would be the case if it invested directly in a portfolio of eRAFI Developed ex-U.S. Fundamental Index stocks. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:
Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration
Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations
High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments
Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries
Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services
Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector
Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested
Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities
Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk
Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers
Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk
Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged
Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved
Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	Ticker Symbol:
PISIX (Inst. Class)
Principal Investments and Strategies

Investment Objective	Fund Focus	Credit Quality
Seeks total return which exceeds that of its benchmark index consistent with prudent investment management	Non-U.S. equity derivatives hedged to U.S. dollars backed by a portfolio of Fixed Income Instruments Average Collateral Fixed Income Duration (-3) to 8 years	B to Aaa; maximum 10% of total assets below Baa Dividend Frequency Declared and distributed quarterly
The Fund seeks to exceed the total return of its benchmark index by investing under normal circumstances in non-U.S. equity derivatives, backed by a portfolio of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar denominated securities or currencies) to 20% of its total assets. The Fund may invest in common stocks, options, futures, options on futures and swaps. The Fund’s benchmark index is the Morgan Stanley Capital International Europe, Australasia, and Far East (“EAFE”) Net Dividend Index, hedged to U.S. dollars (the “Index”). The Fund normally uses equity derivatives instead of stocks to attempt to equal or exceed the daily performance of the Index. The Fund typically will seek to gain long exposure to its benchmark index in an amount, under normal circumstances, approximately equal to the Fund’s net assets. The value of equity derivatives should closely track changes in the value of underlying securities or indices. However, derivatives may be purchased with a small fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets may be invested in Fixed Income Instruments. Pacific Investment Management Company LLC (“PIMCO”) actively manages the Fixed Income Instruments held by the Fund with a view toward enhancing the Fund’s total return, subject to an overall portfolio duration which normally varies from (negative) 3 years to positive 8 years based on PIMCO’s forecast for interest rates. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.
The Index is an unmanaged index of issuers in countries of Europe, Australia and the Far East represented in U.S. dollars on a hedged basis. The Fund seeks to remain invested in equity derivatives and/or stocks even when the Index is declining. The Fund may invest in non-U.S. equities or non-U.S. equity derivatives that do not comprise the Index.
The Fund does not normally invest directly in stocks. However, when equity derivatives appear to be overvalued, the Fund may invest some or all of its assets in stocks. The Fund also may invest in exchange traded funds. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.
The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments. The Fund may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality (except that within such limitation, the Fund may invest in mortgage-related securities rated below B). The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. With respect to the Fund’s fixed income investments, the Fund may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. With respect to the Fund’s fixed income investments, the Fund will normally limit its foreign currency exposure (from non-U.S. dollar denominated securities or currencies) to 20% of its total assets. The Fund may also invest up to 10% of its total assets in preferred stocks.
Principal Risks
It is possible to lose money on an investment in the Fund. Under certain conditions, generally in a market where the value of both Index derivatives and fixed income securities are declining or in periods of heightened market volatility, the Fund may experience greater losses or lesser gains than would be the case if it invested directly in a portfolio of stocks comprising the Index. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration
Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations
High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments
Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries
Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services
Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector
Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested
Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities
Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk
Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers
Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk
Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies
Issuer Non-Diversification Risk: the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are “diversified”
Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged
Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved
Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

PIMCO International StocksPLUS® TR Strategy Fund (Unhedged)	Ticker Symbols:
PSKIX (Inst. Class)
Principal Investments and Strategies

Investment Objective	Fund Focus	Credit Quality
Seeks total return which exceeds that of its benchmark index consistent with prudent investment management	Non-U.S. equity derivatives backed by a portfolio of Fixed Income Instruments Average Collateral Fixed Income Duration (-3) to 8 years	B to Aaa; maximum 10% of total assets below Baa Dividend Frequency Declared and distributed quarterly
The Fund seeks to exceed the total return of its benchmark index by investing under normal circumstances in non-U.S. equity derivatives, backed by a portfolio of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest in common stocks, options, futures, options on futures and swaps. The Fund’s benchmark index is the Morgan Stanley Capital International Europe Australasia Far East (“EAFE”) Net Dividend Index (the “Index”). The Fund normally uses equity derivatives instead of stocks to attempt to equal or exceed the daily performance of the Index. The Fund typically will seek to gain long exposure to its benchmark index in an amount, under normal circumstances, approximately equal to the Fund’s net assets. The value of equity derivatives should closely track changes in the value of underlying securities or indices. However, derivatives may be purchased with a small fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets may be invested in Fixed Income Instruments. Pacific Investment Management Company LLC (“PIMCO”) actively manages the Fixed Income Instruments held by the Fund with a view toward enhancing the Fund’s total return, subject to an overall portfolio duration which normally varies from (negative) 3 years to positive 8 years based on PIMCO’s forecast for interest rates. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.
The Index is an unmanaged index of issuers in countries of Europe, Australia and the Far East represented in U.S. dollars on an unhedged basis. The Fund seeks to remain invested in equity derivatives and/or stocks even when the Index is declining. The Fund may invest in non-U.S. equities or non-U.S. equity derivatives that do not comprise the Index.
The Fund does not normally invest directly in stocks. However, when equity derivatives appear to be overvalued, the Fund may invest some or all of its assets in stocks. The Fund also may invest in exchange traded funds. The Fund’s equity exposure will not be hedged into U.S. dollars. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.
The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments. The Fund may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality (except that within such limitation, the Fund may invest in mortgage-related securities rated below B). The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. With respect to the Fund’s fixed income investments, the Fund may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. With respect to the Fund’s fixed income investments, the Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20%of its total assets. The Fund may also invest up to 10% of its total assets in preferred stocks.
Principal Risks
It is possible to lose money on an investment in the Fund. Under certain conditions, generally in a market where the value of both Index derivatives and fixed income securities are declining or in periods of heightened market volatility, the Fund may experience greater losses or lesser gains than would be the case if it invested directly in a portfolio of stocks comprising the Index. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration
Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations
High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments
Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries
Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services
Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector
Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested
Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities
Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk
Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers
Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk
Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies
Issuer Non-Diversification Risk: the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are “diversified”
Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged
Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved
Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

PIMCO Investment Grade Corporate Bond Fund	Ticker Symbols:
PIGIX (Inst. Class)
Principal Investments and Strategies

Investment Objective	Fund Focus	Credit Quality
Seeks maximum total return, consistent with preservation of capital and prudent investment management	Corporate fixed income securities Average Portfolio Duration +/- 2 years of its benchmark	B to Aaa; maximum 10% of total assets below Baa Dividend Frequency Declared daily and distributed monthly
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of investment grade corporate fixed income securities of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Assets not invested in investment grade corporate fixed income securities may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private sector entities. The average portfolio duration of this Fund normally varies within two years (plus or minus) of the portfolio duration of the securities comprising the Barclays U.S. Credit Index, as calculated by PIMCO, which as of June 30, 2012 was 6.48 years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.
The Fund invests primarily in investment grade debt securities, but may invest up to 15% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by Pacific Investment Management Company LLC (“PIMCO”) to be of comparable quality (except that within such limitation, the Fund may invest in mortgage-related securities rated below B). Investment grade debt securities are rated Baa or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 25% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar denominated securities or currencies) to 20% of its total assets.
The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage or asset-backed securities, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.
Principal Risks
It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:
Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration
Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations
High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments
Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services
Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector
Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested
Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities
Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk
Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers
Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk
Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies
Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged
Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved
Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

PIMCO Investment Grade Corporate Bond Index Exchange - Traded Fund	Ticker Symbols:
CORP

Principal Investments and Strategies	Investment Objective	Credit Quality
	Seeks to provide total return that closely corresponds, before fees and expenses, to the total return of The BofA Merrill Lynch US Corporate IndexSM Fund Category Corporate	May invest in securities rated Baa or higher by Moody’s Investors Service, Inc. Dividend Frequency Monthly
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of The BofA Merrill Lynch US Corporate IndexSM (the “Underlying Index”). The Fund may invest the remainder of its assets in Fixed Income Instruments that are not Component Securities, but which PIMCO believes will help the Fund track its Underlying Index, as well as in cash and investment grade, liquid short-term instruments, forwards or derivatives, such as options, futures contracts or swap agreements, and shares of affiliated bond funds. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest in securities rated Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality. The average portfolio duration of this Fund will closely correspond to the portfolio duration of the securities comprising its Underlying Index, as calculated by PIMCO, which as of September 30, 2012 was 6.88 years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.
The Underlying Index is an unmanaged index comprised of U.S. dollar denominated investment grade corporate debt securities publicly issued in the U.S. domestic market with at least one year remaining term to final maturity. As of September 30, 2012, there were 5,320 issues in the Underlying Index. The securities comprising the Underlying Index have an investment grade rating (based on an average of the ratings of Moody’s, S&P and Fitch) and an investment grade rated country of risk (based on an average of Moody’s, S&P and Fitch foreign currency long term sovereign debt ratings). In addition, qualifying securities must have a minimum $250 million of outstanding face value and a fixed coupon schedule. Original issue zero coupon bonds, debt issued simultaneously in the Eurobond and U.S. domestic bond markets, 144A securities and corporate pay-in-kind securities qualify for inclusion in the Underlying Index. Callable perpetual securities qualify for inclusion in the Underlying Index provided they are at least one year from the first call date. Fixed-to-floating rate securities also qualify provided they are callable within the fixed rate period and are at least one year from last call prior to the date the bond transitions from a fixed to a floating rate security. The Underlying Index is capitalization-weighted and the composition of Component Securities is updated monthly. Cash flows from bond payments that are received during the month are retained in the Underlying Index, without earning reinvestment income, until removal at the end of the month as part of the rebalancing. It is not possible to invest directly in the Underlying Index. The Underlying Index does not reflect deductions for fees, expenses or taxes.
PIMCO uses an indexing approach in managing the Fund’s investments. The Fund employs a representative sampling strategy in seeking to achieve its investment objective. In using this strategy, PIMCO seeks to invest in a combination of Component Securities and other instruments such that the combination effectively provides exposure to the Underlying Index. In using a representative sampling strategy, the Fund may not track its Underlying Index with the same degree of accuracy as a fund that replicates the composition of the Underlying Index. Unlike many investment companies, the Fund does not attempt to outperform the index the Fund tracks. An indexing approach may eliminate the chance that the Fund will substantially outperform its Underlying Index but also may reduce some of the risks of active management. Indexing seeks to achieve lower costs by keeping portfolio turnover low in comparison to actively managed investment companies.
The Fund may invest in derivative instruments, such as options, futures contracts or swap agreements, and may invest in mortgage related and other asset-backed securities. The Fund may invest in U.S. dollar-denominated securities of foreign issuers, including securities and instruments economically tied to emerging market countries. The Fund may purchase and sell securities on a when-issued, delayed delivery or forward commitment basis. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates.

Principal Risks
It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:
Market Trading Risk: the risk that an active secondary trading market for Fund shares does not continue once developed, that the Fund may not continue to meet a listing exchange’s trading or listing requirements, or that Fund shares trade at prices other than the Fund’s net asset value
Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration
Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations
Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular sectors
Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector
Issuer Risk: the risk that the value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services
Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested
Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk
Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers
Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk
Issuer Non-Diversification Risk: the risks of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular foreign government) than funds that are “diversified”
Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged
Management and Tracking Error Risk: the risk that the portfolio manager’s investment decisions may not produce the desired results or that the Fund’s portfolio may not closely track the Underlying Index for a number of reasons. The Fund incurs operating expenses, which are not applicable to the Underlying Index, and the costs of buying and selling securities, especially when rebalancing the Fund’s portfolio to reflect changes in the composition of the Underlying Index. Performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index due to legal restrictions, cost or liquidity restraints. In addition, the Fund’s use of a representative sampling approach may cause the Fund to be less correlated to the return of the Underlying Index than if the Fund held all of the securities in the Underlying Index
Indexing Risk: the risk that the Fund is negatively affected by general declines in the asset classes represented by the Underlying Index

PIMCO Long-Term Credit Fund	Ticker Symbols:
PTCIX (Inst. Class)
Principal Investments and Strategies

Investment Objective	Fund Focus	Credit Quality
Seeks total return which exceeds that of its Benchmark, consistent with preservation of capital and prudent investment management	Long-term maturity Fixed Income Instruments Average Portfolio Duration +/- 2 years of its Benchmark	B to Aaa; maximum 20% of total assets below Baa Dividend Frequency Declared daily and distributed monthly
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Fund normally varies within two years (plus or minus) of the portfolio duration of the securities comprising the Fund’s benchmark, the Barclays U.S. Long Credit Index, as calculated by PIMCO, which as of June 30, 2012 was 12.13 years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. In addition, the dollar-weighted average portfolio maturity of the Fund, under normal circumstances, is expected to be more than ten years.
The Fund invests primarily in investment grade debt securities, but may invest up to 20% of its total assets in high yield securities (“junk bonds”) that are rated B or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by Pacific Investment Management Company LLC (“PIMCO”) to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 25% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.
The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. Consistent with other investment limitations, the Fund may invest, without limitation, in preferred stocks.
Principal Risks
It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:
Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration
Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations
High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments
Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services
Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector
Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested
Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities
Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk
Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers
Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk
Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies
Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged
Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved
Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

PIMCO Long Duration Total Return Fund	Ticker Symbols:
PLRIX (Inst. Class)
Principal Investments and Strategies

Investment Objective	Fund Focus	Credit Quality
Seeks maximum total return, consistent with prudent investment management	Long-term maturity Fixed Income Instruments Average Portfolio Duration +/- 2 years of its benchmark	B to Aaa; maximum 10% of total assets below Baa Dividend Frequency Declared daily and distributed monthly
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Fund normally varies within two years (plus or minus) of the portfolio duration of the securities comprising the Barclays Long Term Government/Credit Index, as calculated by PIMCO, which as of June 30, 2012 was 13.96 years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.
The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) that are rated B or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by Pacific Investment Management Company LLC (“PIMCO”) to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.
The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage or asset-backed securities, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.
Principal Risks
It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:
Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration
Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations
High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments
Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries
Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector
Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested
Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities
Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk
Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers
Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk
Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies
Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged
Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved
Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

PIMCO Long-Term U.S. Government Fund	Ticker Symbols: PGOVX (Inst. Class)
Principal Investments and Strategies

Investment Objective	Fund Focus	Credit Quality
Seeks maximum total return, consistent with preservation of capital and prudent investment management	Long-term maturity fixed income securities Average Portfolio Duration > 8 years	A to Aaa Dividend Frequency Declared daily and distributed monthly
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of fixed income securities that are issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises (“U.S. Government Securities”),which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Assets not invested in U.S. Government Securities may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. While Pacific Investment Management Company LLC (“PIMCO”) may invest in derivatives at any time it deems appropriate, it will generally do so when it believes that U.S. Government Securities are overvalued relative to derivative instruments. This Fund will normally have a minimum average portfolio duration of eight years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. In addition, the dollar weighted average portfolio maturity of the Fund, under normal circumstances, is expected to be more than ten years.
The Fund’s investments in Fixed Income Instruments are limited to those of investment grade U.S. dollar-denominated securities of U.S. issuers that are rated at least A by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality. In addition, the Fund may only invest up to 10%of its total assets in securities rated A by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality and may only invest up to 25%of its total assets in securities rated Aa by Moody’s, or equivalently rated by S&P or Fitch or, if unrated, determined by PIMCO to be of comparable quality.
The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.
Principal Risks
It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:
Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration
Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations
Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries
Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services
Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities
Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk
Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged
Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved
Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

PIMCO Low Duration Fund	Ticker Symbols: PTLDX (Inst. Class)
Principal Investments and Strategies

Investment Objective	Fund Focus	Credit Quality
Seeks maximum total return, consistent with preservation of capital and prudent investment management	Short maturity Fixed Income Instruments Average Portfolio Duration 1-3 years	B to Aaa; maximum 10% of total assets below Baa Dividend Frequency Declared daily and distributed monthly
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of “Fixed Income Instruments” of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Fund normally varies from one to three years based on Pacific Investment Management Company LLC’s (“PIMCO”) forecast for interest rates. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.
The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar denominated securities or currencies) to 20% of its total assets. The Fund may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries.
The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage or asset-backed securities, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.
Principal Risks
It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:
Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration
Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations
High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments
Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries
Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector
Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested
Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities
Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk
Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers
Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk
Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies
Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged
Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved
Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

PIMCO Low Duration Fund II	Ticker Symbols: PLDTX (Inst. Class)
Principal Investments and Strategies

Investment Objective	Fund Focus	Credit Quality
Seeks maximum total return, consistent with preservation of capital and prudent investment management	Short maturity Fixed Income Instruments with quality and Non-U.S. Issuer Restrictions Average Portfolio Duration 1-3 years	A to Aaa Dividend Frequency Declared daily and distributed monthly
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Fund normally varies from one to three years based on Pacific Investment Management Company LLC’s (“PIMCO”) forecast for interest rates. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. The Fund may invest only in investment grade U.S. dollar denominated securities of U.S. issuers that are rated A or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality.
The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.
Principal Risks
It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:
Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration
Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations
Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries
Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services
Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector
Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested
Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries.

Equity securities generally have greater price volatility than fixed income securities
Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk
Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged
Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved
Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

PIMCO Low Duration Fund III	Ticker Symbols: PLDIX (Inst. Class)
Principal Investments and Strategies

Investment Objective	Fund Focus	Credit Quality
Seeks maximum total return, consistent with preservation of capital and prudent investment management	Short maturity Fixed Income Instruments with prohibitions on firms engaged in socially sensitive practices Average Portfolio Duration 1-3 years	B to Aaa; maximum 10% of total assets below Baa Dividend Frequency Declared daily and distributed monthly
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Fund normally varies from one to three years based on Pacific Investment Management Company LLC’s (“PIMCO”) forecast for interest rates. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. The Fund will not invest in the securities of any issuer determined by PIMCO to be engaged principally in the provision of healthcare services, the manufacture of alcoholic beverages, tobacco products, pharmaceuticals or military equipment, the operation of gambling casinos or in the production or trade of pornographic materials. To the extent possible on the basis of information available to PIMCO, an issuer will be deemed to be principally engaged in an activity if it derives more than 10% of its gross revenues from such activities. In addition, the Fund will not invest directly in securities of issuers that are engaged in certain business activities in or with the Republic of the Sudan (a “Sudan-Related Issuer”). In analyzing whether an issuer is a Sudan- Related Issuer, PIMCO may rely upon, among other things, information from a list provided by an independent third party.
The Fund invests primarily in investment grade securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar denominated securities or currencies) to 20% of its total assets. The Fund may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries.
The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.
Principal Risks
It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:
Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration
Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations
High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries
Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services
Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector
Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested
Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities
Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk
Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers
Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk
Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies
Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to bemire volatile than if it had not been leveraged
Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved
Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

PIMCO Moderate Duration Fund	Ticker Symbols: PMDRX (Inst. Class)
Principal Investments and Strategies

Investment Objective	Fund Focus	Credit Quality
Seeks maximum total return, consistent with preservation of capital and prudent investment management	Short and intermediate maturity Fixed Income Instruments Average Portfolio Duration + /- 2 years of its benchmark	B to Aaa; maximum 10% of total assets below Baa Dividend Frequency Declared daily and distributed monthly
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Fund normally varies within two years (plus or minus) of the portfolio duration of the securities comprising the Barclays Intermediate Government/Credit Index, as calculated by PIMCO, which as of June 30, 2012 was 3.89 years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.
The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by Pacific Investment Management Company LLC (“PIMCO”) to be of comparable quality (except that within such limitation, the Fund may invest in mortgage-related securities rated below B). The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar denominated securities or currencies) to 20% of its total assets.
The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage or asset-backed securities, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.
Principal Risks
It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:
Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration
Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations
High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments
Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries
Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector
Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested
Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities
Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk
Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers
Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk
Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies
Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged
Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved
Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

PIMCO Money Market Fund	Ticker Symbols: PMIXX (Inst. Class)
Principal Investments and Strategies

Investment Objective	Fund Focus	Credit Quality
Seeks maximum current income, consistent with preservation of capital and daily liquidity	Money market instruments Average Portfolio Maturity < 60 days dollar-weighted average maturity	Minimum 97% of total assets rated Prime 1; < 3% of total assets rated Prime 2 Dividend Frequency Declared daily and distributed monthly
The Fund seeks to achieve its investment objective by complying with the quality, maturity and diversification of securities requirements applicable to money market funds. The Fund attempts to maintain a stable net asset value of $1.00 per share, although there is no assurance that it will be successful in doing so. The Fund may invest in the following U.S. dollar-denominated instruments: obligations of the U.S. Government (including its agencies and instrumentalities); short-term corporate debt securities of domestic and foreign corporations; obligations of domestic and foreign commercial banks, savings banks, and savings and loan associations; and commercial paper. The Fund may invest more than 25% of its total assets in or obligations issued by U.S. banks.
Principal Risks
Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:
Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration
Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations
Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries
Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services
Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers
Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

PIMCO Mortgage-Backed Securities Fund	Ticker Symbols: PTRIX (Inst. Class)
Principal Investments and Strategies

Investment Objective	Fund Focus	Credit Quality
Seeks maximum total return, consistent with preservation of capital and prudent investment management	Short and intermediate maturity mortgage-related Fixed Income Instruments Average Portfolio Duration 1-7 years	Baa to Aaa; maximum 10% of total assets below Aaa Dividend Frequency Declared daily and distributed monthly
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of mortgage-related Fixed Income Instruments of varying maturities (such as mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities and mortgage dollar rolls), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private sector entities. The average portfolio duration of this Fund normally varies from one to seven years based on Pacific Investment Management Company LLC’s (“PIMCO”) forecast for interest rates. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. The Fund may invest without limit in securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises. In addition, the Fund may invest up to 10% of its total assets in investment grade securities rated below Aaa by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality, subject to a minimum rating of Baa by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may also invest up to an additional 5% of its total assets in mortgage-related high yield instruments (“junk bonds”) rated below Baa by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may also invest up to an additional 5% of its total assets in mortgage-related high yield instruments (“junk bonds”) rated below Baa by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may not invest in securities denominated in foreign currencies, but may invest without limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 10% of its total assets in U.S. dollar-denominated securities and instruments that are economically tied to emerging market countries.
The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.
Principal Risks
It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:
Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration
Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations
Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries
Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services
Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested
Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities
Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk
Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers
Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk
Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged
Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved
Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

PIMCO Mortgage Opportunities Fund	Ticker Symbols: PMZIX (Inst. Class)
Principal Investments and Strategies

Investment Objective	Fund Focus	Credit Quality
Seeks maximum long-term return, consistent with prudent investment management	Mortgage-related assets Average Portfolio Duration (-1) to 8 years	Maximum of 50% of total assets below Baa Dividend Frequency Declared daily and distributed monthly
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a portfolio of mortgage- related assets, including, but not limited to Agency residential and commercial mortgage-backed securities (“MBS”) and private label residential and commercial MBS, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Agency MBS refers to MBS issued by government-sponsored enterprises, such as the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) or the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). The Fund will invest in a broad array of mortgage-related securities in seeking to generate consistent, absolute returns across full market cycles. The remainder of the Fund’s assets may be invested in other types of “Fixed Income Instruments,” which include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private sector entities. The average portfolio duration of this Fund normally varies from (negative) 1 year to positive 8 years based on PIMCO’s forecast for interest rates. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.
The Fund may invest up to 50% of its total assets in high yield securities (“junk bonds”) that are rated Caa or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Rating Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by Pacific Investment Management Company LLC (“PIMCO”) to be of comparable quality (except such limitation shall not apply to the Fund’s investments in mortgage-related securities). The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.
The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts, options on futures, fixed income swap agreements, credit default swap agreements and other synthetic mortgage-related swap indices, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information. The Fund may invest up to 10% of its total assets in any combination of mortgage-related or other asset-backed interest-only (“IO”), principal-only (“PO”), or inverse floating rate debt (“inverse floater”) securities. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.
PRINCIPAL RISKS
It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:
Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration
Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations
High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments
Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services
Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector
Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested
Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk
Extension Risk: the risk that, in periods of rising interest rates, issuers of mortgage-related and other asset-backed securities may pay principal later than expected, which may reduce the value of the Fund’s investment in such securities and may prevent the Fund from receiving higher interest rates on proceeds reinvested
Prepayment Risk: the risk that, in periods of declining interest rates, issuers of mortgage-related and other asset-backed securities may pay principal more quickly than expected, which results in the Fund foregoing future interest income on the portion of the principal repaid early and may result in the Fund being forced to reinvest investment proceeds at lower interest rates
Privately Issued Mortgage-Related Securities Risk: the risk of non- payment because there are no direct or indirect government or agency guarantees of payments in the pools created by non-governmental issuers
Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged
Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved
Issuer Non-Diversification Risk: the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular foreign government) than funds that are “diversified”
Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

PIMCO Municipal Bond Fund	Ticker Symbols: PFMIX (Inst. Class)
Principal Investments and Strategies

Investment Objective	Fund Focus	Credit Quality
Seeks high current income exempt from federal income tax, consistent with preservation of capital. Capital appreciation is a secondary objective	Intermediate to long-term maturity municipal securities (exempt from federal income tax) Average Portfolio Duration 3-10 years	Ba to Aaa; maximum 10% of total assets below Baa Dividend Frequency Declared daily and distributed monthly
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”). Municipal Bonds generally are issued by or on behalf of states and local governments and their agencies, authorities and other instrumentalities.
The Fund may invest up to 20% of its net assets in U.S. Government Securities, money market instruments and/or “private activity” bonds. For shareholders subject to the federal alternative minimum tax (“AMT”), distributions derived from “private activity” bonds must be included in their AMT calculations, and as such a portion of the Fund’s distribution may be subject to federal income tax. The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in Municipal Bonds or “private activity” bonds which are high yield securities (“junk bonds”) rated at least Ba by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by Pacific Investment Management Company LLC(“PIMCO”) to be of comparable quality. The Fund may invest more than 25% of its total assets in bonds of issuers in California and New York. To the extent that the Fund concentrates its investments in California or New York, it will be subject to California or New York State-Specific Risk. The Fund may also invest 25% or more of its total assets in Municipal Bonds that finance education, health care, housing, transportation, utilities and other similar projects, and 25% or more of its total assets in industrial development bonds. The average portfolio duration of this Fund normally varies from three to twelve years, based on PIMCO’s forecast for interest rates. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. The portfolio manager focuses on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices. Capital appreciation, if any, generally arises from decreases in interest rates or improving credit fundamentals for a particular state, municipality or issuer.
The Fund may invest in derivative instruments, such as options, futures contracts or swap agreements, and invest in mortgage- or asset-backed securities. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may also invest in securities issued by entities, such as trusts, whose underlying assets are Municipal Bonds, including, without limitation, residual interest bonds. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The Fund may also invest up to 10% of its total assets in preferred stocks.
Principal Risks
It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:
Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration
Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations
High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments
Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services
Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector
Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested
Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities
Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk
Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged
Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved
California State-Specific Risk: the risk that by concentrating its investments in California Municipal Bonds, the Fund may be affected significantly by economic, regulatory or political developments affecting the ability of California issuers to pay interest or repay principal
New York State-Specific Risk: the risk that by concentrating its investments in New York Municipal Bonds the Fund may be affected significantly by economic, regulatory or political developments affecting the ability of New York issuers to pay interest or repay principal
Municipal Project-Specific Risk: the risk that the Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in bonds from issuers in a single state
Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

PIMCO National Intermediate Municipal Bond Fund	Ticker Symbols: PMNIX (Inst. Class)
Principal Investments and Strategies

Investment Objective	Fund Focus	Credit Quality
Seeks maximum tax exempt income	Municipal securities (exempt from federal income tax) Average Portfolio Duration 3 to 9 years	B to Aaa; maximum of 10% of total assets below Baa Dividend Frequency Declared daily and distributed monthly
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”). Municipal Bonds generally are issued by or on behalf of states and local governments and their agencies, authorities and other instrumentalities.
The Fund may invest in Fixed Income Instruments which include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest without limitation in “private activity” bonds whose interest is a tax-preference item for purposes of the federal alternative minimum tax (“AMT”). For shareholders subject to the AMT, distributions derived from “private activity” bonds must be included in their AMT calculations, and as such a portion of the Fund’s distribution may be subject to federal income tax. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund. The Fund may invest more than 25% of its total assets in bonds of issuers in California and New York. To the extent that the Fund concentrates its investments in California or New York, it will be subject to California or New York State-Specific Risk. The Fund may also invest 25% or more of its total assets in Municipal Bonds that finance education, health care, housing, transportation, utilities and other similar projects, and 25% or more of its total assets in industrial development bonds. The Fund may invest the remainder of its net assets in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Fund normally varies from three to nine years, based on Pacific Investment Management Company LLC’s (“PIMCO”) forecast for interest rates. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. The portfolio manager focuses on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices. Capital appreciation, if any, generally arises from decreases in interest rates or improving credit fundamentals for a particular state, municipality or issuer.
The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in Municipal Bonds or “private activity” bonds which are high yield securities (“junk bonds”) rated at least Ba by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality.
The Fund may invest in derivative instruments, such as options, futures contracts or swap agreements, and invest in mortgage- or asset-backed securities. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may also invest in securities issued by entities, such as trusts, whose underlying assets are Municipal Bonds, including, without limitation, residual interest bonds. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The Fund may also invest up to 10% of its total assets in preferred stocks.
PRINCIPAL RISKS
It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:
Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration
Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments
Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries
Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services
Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector
Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested
Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities
Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk
Issuer Non-Diversification Risk: the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are “diversified”
Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged
Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved
California State-Specific Risk: the risk that by concentrating its investments in California Municipal Bonds, the Fund may be affected significantly by economic, regulatory or political developments affecting the ability of California issuers to pay interest or repay principal
New York State-Specific Risk: the risk that by concentrating its investments in New York Municipal Bonds, the Fund may be affected significantly by economic, regulatory or political developments affecting the ability of New York issuers to pay interest or repay principal
Municipal Project-Specific Risk: the risk that the Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in bonds from issuers in a single state
Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

PIMCO New York Municipal Bond Fund	Ticker Symbols:
PNYIX (Inst. Class)
Principal Investments and Strategies

Investment Objective	Fund Focus	Credit Quality
Seeks high current income exempt from federal and New York income tax. Capital appreciation is a secondary objective.	Intermediate to long-term maturity municipal securities (exempt from federal and New York income tax) Average Portfolio Duration 3-12 years	B to Aaa; maximum 10% of total assets below Baa Dividend Frequency Declared daily and distributed monthly
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and New York income tax (“New York Municipal Bonds”). New York Municipal Bonds generally are issued by or on behalf of the State of New York and its political subdivisions, financing authorities and their agencies. The Fund may invest in debt securities of an issuer located outside of New York whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and New York income tax. By concentrating its investments in New York, the Fund will be subject to New York State-Specific Risk.
The Fund may invest without limitation in “private activity” bonds whose interest is a tax-preference item for purposes of the federal alternative minimum tax (“AMT”). For shareholders subject to the AMT, a substantial portion of the Fund’s distributions may not be exempt from federal income tax. The Fund may invest 25%or more of its total assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”) that finance education, health care, housing, transportation, utilities and other similar projects, and 25% or more of its total assets in industrial development bonds. The Fund may invest the remainder of its net assets in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Fund normally varies from three to twelve years based on Pacific Investment Management Company LLC’s (“PIMCO”) forecast for interest rates. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. The portfolio manager focuses on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices. Capital appreciation, if any, generally arises from decreases in interest rates or improving credit fundamentals for a particular state, municipality or issuer.
The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.
The Fund may invest in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may also invest in securities issued by entities, such as trusts, whose underlying assets are Municipal Bonds, including, without limitation, residual interest bonds. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The Fund may also invest up to 10% of its total assets in preferred stocks.
Principal Risks
It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:
Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration
Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments
Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries
Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services
Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector
Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested
Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities
Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk
Issuer Non-Diversification Risk: the risks of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are “diversified”
Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged
Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved
New York State-Specific Risk: the risk that by concentrating its investments in New York Municipal Bonds the Fund may be affected significantly by economic, regulatory or political developments affecting the ability of New York issuers to pay interest or repay principal
Municipal Project-Specific Risk: the risk that the Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in bonds from issuers in a single state
Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

PIMCO Real Return Fund	Ticker Symbols: PRRIX (Inst. Class)
Principal Investments and Strategies

Investment Objective	Fund Focus	Credit Quality
Seeks maximum real return, consistent with preservation of real capital and prudent investment management	Inflation-indexed Fixed Income Instruments Average Portfolio Duration +/-3 years of its benchmark	B to Aaa; maximum 10% of total assets below Baa Dividend Frequency Declared daily and distributed monthly
The Fund seeks its investment objective by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Assets not invested in inflation-indexed bonds may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private sector entities. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The value of the bond’s principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. The U.S. Treasury uses the Consumer Price Index for Urban Consumers as the inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. “Real return” equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. Effective duration takes into account that for certain bonds expected cash flows will fluctuate as interest rates change and is defined in nominal yield terms, which is market convention for most bond investors and managers. Because market convention for bonds is to use nominal yields to measure duration, duration for real return bonds, which are based on real yields, are converted to nominal durations through a conversion factor. The resulting nominal duration typically can range from 20% and 90% of the respective real duration. All security holdings will be measured in effective (nominal) duration terms. Similarly, the effective duration of the Barclays U.S. TIPS Index will be calculated using the same conversion factors. The effective duration of this Fund normally varies within three years (plus or minus) of the effective portfolio duration of the securities comprising the Barclays U.S. TIPS Index as calculated by PIMCO, which as of June 30, 2012 was 6.20 years.
The Fund invests primarily in investment grade securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s Investors Service, Inc.(“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc., (“Fitch”) or, if unrated, determined by Pacific Investment Management Company LLC (“ PIMCO”) to be of comparable quality. The Fund also may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.
The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The Fund may also invest up to 10% of its total assets in preferred stocks.
Principal Risks
It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:
Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration
Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments
Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries
Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services
Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector
Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested
Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities
Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk
Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers
Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk
Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies
Issuer Non-Diversification Risk: the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are “diversified”
Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged
Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved
Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

PIMCO Real Return Asset Fund	Ticker Symbols: PRAIX (Inst. Class)
Principal Investments and Strategies

Investment Objective	Fund Focus	Credit Quality
Seeks maximum real return, consistent with prudent investment management	Inflation-indexed fixed income securities Average Portfolio Duration +/- 4 years of the benchmark	B to Aaa; maximum 20% of total assets below Baa Dividend Frequency Declared daily and distributed monthly
The Fund seeks its investment objective by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations. Assets not invested in inflation-indexed bonds may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The value of the bond’s principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. The U.S. Treasury uses the Consumer Price Index for Urban Consumers as the inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. “Real return” equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. Effective duration takes into account that for certain bonds expected cash flows will fluctuate as interest rates change and is defined in nominal yield terms, which is market convention for most bond investors and managers. Durations for real return bonds, which are based on real yields, are converted to nominal durations through a conversion factor, typically between 20% and 90% of the respective real duration. All security holdings will be measured in effective (nominal) duration terms. Similarly, the effective duration of the Barclays U.S. Treasury Inflation Notes 10+ Years Index will be calculated using the same conversion factors. The effective duration of this Fund normally varies within four years (plus or minus) of the effective portfolio duration of the securities comprising the Barclays U.S. Treasury Inflation Notes 10+ Years Index, as calculated by Pacific Investment Management Company LLC (“PIMCO”), which as of June 30, 2012, as converted, was 11.49 years.
The Fund invests primarily in investment grade securities, but may invest up to 20% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality. The Fund also may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries.
The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund. The Fund may also invest up to 10%of its total assets in preferred stocks.
The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information. The Fund may purchase and sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may gain exposure to the commodity markets by investing in commodity-linked derivatives. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).
Principal Risks
It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:
Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration
Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments
Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries
Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services
Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector
Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested
Commodity Risk: the risk that investing in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments
Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities
Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk
Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers
Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk
Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies
Issuer Non-Diversification Risk: the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are “diversified”
Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged
Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved
Inflation-Indexed Security Risk: the risk that inflation-indexed debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the value of an inflation-indexed security, including TIPS, tends to decrease when real interest rates increase and can increase when real interest rates decrease. Interest payments on inflation-indexed securities are unpredictable and will fluctuate as the principal and interest are adjusted for inflation. There can be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. Any increase in the principal amount of an inflation-indexed debt security will be considered taxable ordinary income, even though the Fund will not receive the principal until maturity
Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

PIMCO RealEstate-RealReturn Strategy Fund	Ticker Symbols: PRRSX (Inst. Class)
Principal Investments and Strategies

Investment Objective	Fund Focus	Credit Quality
Seeks maximum real return consistent with prudent investment management	Real estate-linked derivatives backed by a portfolio of inflation-indexed and other Fixed Income Instruments Average Collateral Fixed Income Duration < 10 years	B to Aaa; maximum 10% of total assets below Baa Dividend Frequency Declared and distributed quarterly
The Fund seeks to achieve its investment objective by investing under normal circumstances in real estate linked derivative instruments backed by a portfolio of inflation-indexed securities and other Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest in real estate-linked derivative instruments, including swap agreements, options, futures, options on futures and structured notes. The value of real estate-linked derivative instruments may be affected by risks similar to those associated with direct ownership of real estate. Real estate values can fluctuate due to losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, property tax rates, regulatory limitations on rents, zoning laws and operating expenses. The Fund may also invest directly in real estate investment trusts (“REIT”) and in common and preferred stocks as well as convertible securities of issuers in real estate-related industries.
The Fund may also invest in exchange traded funds. The Fund typically will seek to gain exposure to the real estate market by investing in REIT total return swap agreements. In a typical REIT swap agreement, the Fund will receive the price appreciation (or depreciation) of a REIT index or portion of an index, from the counterparty to the swap agreement in exchange for paying the counterparty an agreed-upon fee. Investments in REIT swap agreements may be susceptible to additional risks, similar to those associated with direct investment in REITs, including changes in the value of underlying properties, defaults by borrowers or tenants, revisions to the Internal Revenue Code of 1986, as amended (the “Code”), changes in interest rates and poor performance by those managing the REITs. Assets not invested in real estate-linked derivative instruments may be invested in inflation-indexed securities and other Fixed Income Instruments, including derivative Fixed Income Instruments. In addition, Index derivatives may be purchased with a fraction of the assets that would be needed to purchase the securities directly, so that the remainder of the assets may be invested in Fixed Income Instruments. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.
The average portfolio duration of the fixed income portion of this Fund will vary based on Pacific Investment Management Company LLC’s (“PIMCO”) forecast for interest rates and under normal market conditions is not expected to exceed ten years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. The Fund may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buybacks or dollar rolls). The Fund may also invest up to 10% of its total assets in preferred stocks. The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales.
Principal Risks
It is possible to lose money on an investment in the Fund. Under certain conditions, generally in a market where the value of both real estate derivatives and fixed income securities are declining, the Fund may experience substantial losses. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration
Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations
High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments
Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries
Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services
Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector
Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested
Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities
Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk
Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers
Real Estate Risk: the risk that a Fund’s investments in Real Estate Investment Trusts (“REITs”) or real estate-linked derivative instruments will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. A Fund’s investments in REITs or real estate-linked derivative instruments subject it to management and tax risks
Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk
Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies
Issuer Non-Diversification Risk: the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are “diversified”
Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved
Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

PIMCO Senior Floating Rate Fund	Ticker Symbols:
PSRIX (Inst. Class)
Principal Investments and Strategies

Investment Objective	Fund Focus	Credit Quality
Seeks a high level of current income, consistent with prudent investment management	Portfolio of senior secured loans, senior corporate debt and other senior fixed income instruments Average Portfolio Duration +/- 1 year of its benchmark	Maximum of 5% of total assets below Caa Dividend Frequency Declared daily and distributed monthly
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of floating or adjustable rate senior secured loans, senior corporate debt and other senior Fixed Income Instruments that effectively enable the Fund to achieve a floating rate of income. “Fixed Income Instruments” include bank loans, bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. entities.
A senior secured debt security holds a senior position in the issuer’s capital structure and is typically secured by collateral such that, under normal circumstances, holders (such as the Fund) enjoy a priority claim to some or all of the issuer’s assets in the event of default as compared to other creditors of the issuer. Variable and floating-rate Fixed Income Instruments generally pay interest at rates that adjust whenever a specified interest rate changes and/or reset on predetermined dates (such as the last day of a month or calendar quarter). The Fund may also invest in fixed-rate Fixed Income Instruments, including those with respect to which the Fund has entered into derivative instruments to effectively convert the fixed-rate interest payments into floating-rate interest payments.
The Fund may invest in both investment grade securities and high yield securities (“junk bonds”) and may primarily invest its assets in below investment grade securities subject to a maximum of 5% of its total assets in securities rated below Caa by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by Pacific Investment Management Company LLC (“PIMCO”) to be of comparable quality. The Fund may invest up to 10% of its total assets in securities and instruments of issuers economically tied to emerging market countries. The Fund may also invest up to 20% of its total assets in securities denominated in foreign currencies and in U.S. dollar-denominated securities of foreign issuers. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 5% of its total assets.
The Fund may invest in derivative instruments, such as credit default swap and total return swap agreements, interest rate swaps, futures and options, subject to applicable law and any other restrictions described in the prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, including currency forwards, and may engage in short sales.
The average portfolio duration of the Fund will normally vary within one year (plus or minus) of the portfolio duration of the securities comprising the Credit Suisse Institutional Leveraged Loan Index, as calculated by PIMCO, which was less than 1 year as of the date of the prospectus. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.
PRINCIPAL RISKS
It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:
Senior Debt Risk: the risk that investing in senior debt exposes the Fund to heightened credit risk, liquidity risk and valuation risk. If the issuer prepays, the Fund will have to reinvest the proceeds in other senior debt or instruments that may pay lower interest rates
Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration
Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations
High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit and liquidity risks, including the risk that a court will subordinate high yield senior debt to other debt of the issuer or take other actions detrimental to holders of the senior debt. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries
Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services
Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector
Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested
Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers
Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk
Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged
Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved
Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

PIMCO Short Asset Investment Fund	Ticker Symbols: PAIDX (Inst. Class)
Principal Investments and Strategies

Investment Objective	Fund Focus	Credit Quality
Seeks maximum current income, consistent with daily liquidity	Short maturity fixed income instruments Average Portfolio Duration < 1.5 years	Baa to Aaa Dividend Frequency Declared daily and distributed monthly
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Fund will vary based on Pacific Investment Management Company LLC’s (“PIMCO”) forecast for interest rates and will normally not exceed one and one-half years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.
The Fund invests primarily in investment grade debt securities rated Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality. The Fund may not invest in securities denominated in foreign currencies, but may invest without limit in U.S. dollar-denominated securities of foreign issuers. In addition, the Fund may invest up to 10% of its total assets in U.S. dollar- denominated securities and instruments that are economically tied to emerging market countries. The Fund may invest up to 60% of its total assets in corporate issuers.
The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information. The Fund may invest up to 20% of its total assets in asset-backed securities and up to 10% of its total assets in privately issued mortgage-backed securities. The Fund may invest up to 10% of its total assets in interest rate swaps and up to 5% of its total assets in credit default swaps. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).
PRINCIPAL RISKS
It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:
Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration
Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations
Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries
Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services
Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector
Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested

Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk
Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers
Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk
Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged
Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved
Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

PIMCO Short Duration Municipal Income Fund	Ticker Symbols:
PSDIX (Inst. Class)
Principal Investments and Strategies

Investment Objective	Fund Focus	Credit Quality
Seeks high current income exempt from federal income tax, consistent with preservation of capital.	Short to intermediate maturity municipal securities (exempt from federal income tax) Average Portfolio Duration < 3 years	Baa to Aaa Dividend Frequency Declared daily and distributed monthly
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”). Municipal Bonds generally are issued by or on behalf of states and local governments and their agencies, authorities and other instrumentalities.
The Fund does not intend to invest in securities whose interest is subject to the federal alternative minimum tax. The Fund may only invest in investment grade debt securities. The Fund may invest more than 25% of its total assets in bonds of issuers in California and New York. To the extent that the Fund concentrates its investments in California or New York, it will be subject to California or New York State- Specific Risk. The Fund may also invest 25% or more of its total assets in Municipal Bonds that finance education, health care, housing, transportation, utilities and other similar projects, and 25% or more of its total assets in industrial development bonds. The average portfolio duration of this Fund varies based on Pacific Investment Management Company LLC’s (“PIMCO”) forecast for interest rates and under normal market conditions is not expected to exceed three years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. The portfolio manager focuses on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices.
The Fund may invest in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may also invest in securities issued by entities, such as trusts, whose underlying assets are Municipal Bonds, including, without limitation, residual interest bonds. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The Fund may also invest up to 10% of its total assets in preferred stocks.
Principal Risks
It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:
Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration
Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations
Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries
Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services
Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector
Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities
Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk
Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged
Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved
California State-Specific Risk: the risk that by concentrating its investments in California Municipal Bonds, the Fund may be affected significantly by economic, regulatory or political developments affecting the ability of California issuers to pay interest or repay principal
New York State-Specific Risk: the risk that by concentrating its investments in New York Municipal Bonds the Fund may be affected significantly by economic, regulatory or political developments affecting the ability of New York issuers to pay interest or repay principal
Municipal Project-Specific Risk: the risk that the Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in bonds from issuers in a single state
Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

PIMCO Short-Term Fund	Ticker Symbols: PTSHX (Inst. Class)
Principal Investments and Strategies

Investment Objective	Fund Focus	Credit Quality
Seeks maximum current income, consistent with preservation of capital and daily liquidity	Money market instruments and short maturity Fixed Income Instruments Average Portfolio Duration <1 year	B to Aaa; maximum 10% of total assets below Baa Dividend Frequency Declared daily and distributed monthly e
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of “Fixed Income Instruments” of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Fund will vary based on Pacific Investment Management Company LLC’s (“PIMCO”) forecast for interest rates and will normally not exceed one year. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. In addition, the dollar weighted average portfolio maturity of the Fund, under normal circumstances, is expected not to exceed three years.
The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 10% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar denominated securities or currencies) to 20% of its total assets.
The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The Fund may also invest up to 10% of its total assets in preferred stocks.
Principal Risks
It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:
Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration
Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations
High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments
Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries
Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services
Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested
Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.
Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk.
Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers
Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non- U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies
Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged
Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved
Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

PIMCO Small Company Fundamental IndexPLUS® TR Strategy Fund	Ticker Symbols:
PCFIX (Inst. Class)
Principal Investments and Strategies

Investment Objective	Fund Focus	Credit Quality
Seeks total return which exceeds that of its benchmark	Enhanced RAFI® Small Company Fundamental Index derivatives backed by a portfolio of fixed income instruments Average Collateral Fixed Income Duration (-3) to 8 years	Maximum of 10% of total assets below Baa Dividend Frequency Quarterly
The Fund seeks total return which exceeds that of the Russell 2000® Index (the “Benchmark Index”), by investing under normal circumstances in derivatives based on the Enhanced RAFI® (eRAFI) Small Company Fundamental Index (the “eRAFI Small Company Fundamental Index”), backed by a diversified portfolio of short to intermediate duration Fixed Income Instruments, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public or private-sector entities. The Fund uses the eRAFI Small Company Fundamental Index derivatives to attempt to equal or exceed the daily performance of the Benchmark Index.
The values of the eRAFI Small Company Fundamental Index derivatives should closely track changes in the value of eRAFI Small Company Fundamental Index. However, eRAFI Small Company Fundamental Index derivatives may be purchased with a fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets may be invested in Fixed Income Instruments. As of June 30, 2012, the eRAFI Small Company Fundamental Index is comprised of stocks with a market capitalization ranging from $5 million to $8 billion.
Research Affiliates, LLC, the Fund’s sub-adviser, provides investment advisory services in connection with the Fund’s use of the eRAFI Small Company Fundamental Index by, among other things, providing Pacific Investment Management Company LLC (“PIMCO”), or counterparties designated by PIMCO, with a model portfolio reflecting the composition of the eRAFI Small Company Fundamental Index for purposes of developing eRAFI Small Company Fundamental Index derivatives. PIMCO actively manages the Fixed Income Instruments held by the Fund with a view toward enhancing the Fund’s total return, subject to an overall portfolio duration which normally varies from (negative) 3 years to positive 8 years based on PIMCO’s forecast for interest rates. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.
The Fund typically will seek to gain exposure to the eRAFI Small Company Fundamental Index by investing in total return swap agreements. In a typical swap agreement, the Fund will receive the price appreciation (or depreciation) on the eRAFI Small Company Fundamental Index from the counterparty to the swap agreement in exchange for paying the counterparty an agreed upon fee. The Fund’s sub-adviser facilitates the Fund’s use of the eRAFI Small Company Fundamental Index derivatives by providing a model portfolio of the eRAFI Small Company Fundamental Index to the Fund’s swap counterparties, who in turn are able to provide total return swaps based on the eRAFI Small Company Fundamental Index to the Fund. Because eRAFI Small Company Fundamental Index is a proprietary index, there may be a limited number of counterparties willing or able to serve as counterparties to a swap agreement. If such swap agreements are not available, the Fund may invest in other derivative instruments, “baskets” of stocks, or individual securities to replicate the performance of the eRAFI Small Company Fundamental Index.
The Fund seeks to remain invested in the eRAFI Small Company Fundamental Index derivatives even when the eRAFI Small Company Fundamental Index is declining. Though the Fund does not normally invest directly in the eRAFI Small Company Fundamental Index securities, when the eRAFI Small Company Fundamental Index derivatives appear to be overvalued relative to the eRAFI Small Company Fundamental Index, the Fund may invest all of its assets in a “basket” of eRAFI Small Company Fundamental Index stocks.
The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset- backed securities, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments. The Fund may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc.

(“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality (except that within such limitation, the Fund may invest in mortgage-related securities rated below B). The Fund may invest, without limitation, in securities denominated in foreign (non-U.S.) currencies and in U.S. dollar-denominated securities of foreign (non-U.S.) issuers. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar denominated securities or currencies) to 20% of its total assets. The Fund may also invest up to 10% of its total assets in preferred stocks.
PRINCIPAL RISKS
It is possible to lose money on an investment in the Fund. Under certain conditions, generally in a market where the value of both eRAFI Small Company Fundamental Index derivatives and fixed income securities are declining or in periods of heightened market volatility, the Fund may experience greater losses or lesser gains than would be the case if it invested directly in a portfolio of eRAFI Small Company Fundamental Index stocks. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:
Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration
Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations
High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments
Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries
Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services
Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector
Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested
Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities
Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk
Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers
Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk
Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged
Smaller Company Risk: the risk that the value of securities issued by a smaller company may go up or down, sometimes rapidly and unpredictably as compared to more widely held securities, due to narrow markets and limited resources of smaller companies. A Fund’s investments in smaller companies subject it to greater levels of credit, market and issuer risk
Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved
Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

PIMCO Small Cap StocksPLUS® TR Fund	Ticker Symbols: PSCSX (Inst. Class)
Principal Investments and Strategies

Investment Objective	Fund Focus	Credit Quality
Seeks total return which exceeds that of the Russell 2000® Index	Russell 2000® Index derivatives backed by a diversified portfolio of Fixed Income Instruments Average Collateral Fixed Income Duration (-3) to 8 years	B to Aaa; maximum 10% of total assets below Baa Dividend Frequency Declared and distributed quarterly
The Fund seeks to exceed the total return of the Russell 2000® Index by investing under normal circumstances in Russell 2000® Index derivatives, backed by a diversified portfolio of Fixed Income Instruments actively managed by Pacific Investment Management Company LLC (“PIMCO”). “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest in common stocks, options, futures, options on futures and swaps. The Fund normally uses Russell 2000® Index derivatives instead of Russell 2000® Index stocks to attempt to equal or exceed the daily performance of the Russell 2000® Index. The Fund typically will seek to gain long exposure to its benchmark index in an amount, under normal circumstances, approximately equal to the Fund’s net assets. The value of Russell 2000® Index derivatives should closely track changes in the value of the index. However, Russell 2000® Index derivatives may be purchased with a small fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets may be invested in Fixed Income Instruments. PIMCO actively manages the Fixed Income Instruments held by the Fund with a view toward enhancing the Fund’s total return, subject to an overall portfolio duration which normally varies from (negative) 3 years to positive 8 years based on PIMCO’s forecast for interest rates. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.
The Russell 2000® Index is composed of 2,000 of the smallest companies in the Russell 3000 ® Index, which represents approximately 10% of the total market capitalization of the Russell 3000® Index. As of June 30, 2012, the Russell 2000® Index’s average market capitalization (dollar-weighted)was $675 million. The Fund seeks to remain invested in Russell 2000® Index derivatives or Russell 2000® Index stocks even when the Russell 2000® Index is declining.
Though the Fund does not normally invest directly in Russell 2000® Index securities, when Russell 2000® Index derivatives appear to be overvalued relative to the Russell 2000® Index, the Fund may invest all of its assets in a “basket” of Russell 2000® Index stocks. The Fund also may invest in exchange traded funds based on the Russell 2000® Index. The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments. The Fund may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality (except that within such limitation, the Fund may invest in mortgage-related securities rated below B). The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar denominated securities or currencies) to 20% of its total assets. The Fund may also invest up to 10% of its total assets in preferred stocks.
Principal Risks
It is possible to lose money on an investment in the Fund. Under certain conditions, generally in a market where the value of both Russell 2000® Index derivatives and fixed income securities are declining or in periods of heightened market volatility, the Fund may experience greater losses or lesser gains than would be the case if it invested directly in a portfolio of Russell 2000® Index stocks. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:
Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations
High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments
Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries
Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services
Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector
Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested
Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities
Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk
Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers
Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk
Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies
Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged
Smaller Company Risk: the risk that the value of securities issued by a smaller company may go up or down, sometimes rapidly and unpredictably as compared to more widely held securities, due to narrow markets and limited resources of smaller companies. A Fund’s investments in smaller companies subject it to greater levels of credit, market and issuer risk
Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved
Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

PIMCO StocksPLUS® Fund	Ticker Symbols: PSTKX (Inst. Class)
Principal Investments and Strategies

Investment Objective	Fund Focus	Credit Quality
Seeks total return which exceeds that of the S&P 500	S&P 500 Index derivatives backed by a portfolio of short-term Fixed Income Instruments Average Collateral Fixed Income Duration < 1 year	B to Aaa; maximum 10% of total assets below Baa Dividend Frequency Declared and distributed quarterly
The Fund seeks to exceed the total return of the S&P 500 Index by investing under normal circumstances in S&P 500 Index derivatives, backed by a portfolio of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest in common stocks, options, futures, options on futures and swaps. The Fund normally uses S&P 500 Index derivatives in addition to or in place of S&P 500 Index stocks to attempt to equal or exceed the daily performance of the S&P 500 Index. The value of S&P 500 Index derivatives should closely track changes in the value of the S&P 500 Index. The Fund typically will seek to gain long exposure to its benchmark index in an amount, under normal circumstances, approximately equal to the Fund’s net assets. However, S&P 500 Index derivatives may be purchased with a fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets may be invested in Fixed Income Instruments. Pacific Investment Management Company LLC (“PIMCO”) actively manages the Fixed Income Instruments held by the Fund with a view toward enhancing the Fund’s total return, subject to an overall portfolio duration which is normally not expected to exceed one year. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.
The S&P 500 Index is composed of 500 selected common stocks that represent approximately two-thirds of the total market value of all U.S. common stocks. The Fund seeks to remain invested in S&P 500 Index derivatives or S&P 500 Index stocks even when the S&P 500 Index is declining.
Though the Fund does not normally invest directly in S&P 500 Index securities, when S&P 500 Index derivatives appear to be overvalued relative to the S&P 500 Index, the Fund may invest all of its assets in a “basket” of S&P 500 Index stocks. The Fund also may invest in exchange traded funds based on the S&P 500 Index, such as Standard & Poor’s Depositary Receipts.
The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments. The Fund may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality (except that within such limitation, the Fund may invest in mortgage-related securities rated below B). The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund may also invest up to 10% of its total assets in preferred stocks.
Principal Risks
It is possible to lose money on an investment in the Fund. Under certain conditions, generally in a market where the value of both S&P 500 Index derivatives and Fixed Income Instruments are declining or in periods of heightened market volatility, the Fund may experience greater losses or lesser gains than would be the case if it invested directly in a portfolio of S&P 500 Index stocks. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:
Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations
High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments
Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries
Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services
Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector
Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested
Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities
Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk
Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers
Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk
Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies
Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged
Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved
Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

PIMCO StocksPLUS® Long Duration Fund	Ticker Symbols: PSLDX (Inst. Class)
Principal Investments and Strategies

Investment Objective	Fund Focus	Credit Quality
Seeks total return which exceeds that of its benchmarks consistent with prudent investment management	S&P 500 Index derivatives backed by a portfolio of actively managed long-term Fixed Income Instruments
Average Collateral Fixed Income Duration
	+/- 2 years of Barclays Capital Long-Term Government/Credit Index	B to Aaa; maximum 10% of total assets below Baa Dividend Frequency Declared and distributed quarterly
The Fund seeks to exceed the total return of its benchmark indexes, the S&P 500 Index and a secondary blended index (as described below, and together with the S&P 500 Index, the “Indexes”), by investing under normal circumstances in S&P 500 Index derivatives, backed by a diversified portfolio of long-term Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest in common stocks, options, futures, options on futures and swaps. The Fund normally uses S&P 500 Index derivatives instead of S&P 500 Index stocks to attempt to equal or exceed the daily performance of the Indexes. The Fund typically will seek to gain long exposure to the S&P 500 Index in an amount, under normal circumstances, approximately equal to the Fund’s net assets. The value of S&P 500 Index derivatives should closely track changes in the value of the S&P 500 Index. However, S&P 500 Index derivatives may be purchased with a small fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets may be invested in Fixed Income Instruments. Pacific Investment Management Company LLC (“PIMCO”) actively manages the Fixed Income Instruments held by the Fund with a view toward enhancing the Fund’s total return, subject to an overall portfolio duration which normally varies within two years (plus or minus) of the portfolio duration of the securities comprising the Barclays Long-Term Government/Credit Index, as calculated by PIMCO, which as of June 30, 2012 was 13.96 years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.
The S&P 500 Index is composed of 500 selected common stocks that represent approximately two-thirds of the total market value of all U.S. common stocks. The Fund seeks to remain invested in a “basket” of S&P 500 Index derivatives and/or S&P 500 Index stocks even when the S&P 500 Index is declining.
Though the Fund does not normally invest directly in S&P 500 Index securities, when S&P 500 Index derivatives appear to be overvalued relative to the S&P 500 Index, the Fund may invest all of its assets in a “basket” of S&P 500 Index stocks. The Fund also may invest in exchange traded funds based on the S&P 500 Index, such as Standard & Poor’s Depositary Receipts.
The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments. The Fund may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar denominated securities or currencies) to 20% of its total assets. The Fund may also invest up to 10% of its total assets in preferred stocks.
Principal Risks
It is possible to lose money on an investment in the Fund. Under certain conditions, generally in a market where the value of both S&P 500 Index derivatives and Fixed Income Instruments are declining or in periods of heightened market volatility, the Fund may experience greater losses or lesser gains than would be the case if it invested directly in a portfolio of S&P 500 Index stocks. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:
Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations
High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments
Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries
Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services
Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector
Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested
Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities
Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk
Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers
Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk
Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies
Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged
Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved
Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

PIMCO StocksPLUS® Total Return Fund	Ticker Symbols: PSPTX (Inst. Class)
Principal Investments and Strategies

Investment Objective	Fund Focus	Credit Quality
Seeks total return which exceeds that of the S&P 500	S&P 500 Index derivatives backed by a portfolio of Fixed Income Instruments Average Collateral Fixed Income Duration (-3) to 8 years	B to Aaa; maximum 10% of total assets below Baa Dividend Frequency Declared and distributed quarterly
The Fund seeks to exceed the total return of the S&P 500 Index by investing under normal circumstances in S&P 500 Index derivatives, backed by a portfolio of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest in common stocks, options, futures, options on futures and swaps. The Fund normally uses S&P 500 Index derivatives instead of S&P 500 Index stocks to attempt to equal or exceed the daily performance of the S&P 500 Index. The Fund typically will seek to gain long exposure to its benchmark index in an amount, under normal circumstances, approximately equal to the Fund’s net assets. The value of S&P 500 Index derivatives should closely track changes in the value of the S&P 500 Index. However, S&P 500 Index derivatives may be purchased with a small fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets may be invested in Fixed Income Instruments. Pacific Investment Management Company LLC (“PIMCO”) actively manages the Fixed Income Instruments held by the Fund with a view toward enhancing the Fund’s total return, subject to an overall portfolio duration which normally varies from (negative) 3 years to positive 8 years based on PIMCO’s forecast for interest rates. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.
The S&P 500 Index is composed of 500 selected common stocks that represent approximately two-thirds of the total market value of all U.S. common stocks. The Fund seeks to remain invested in S&P 500 Index derivatives or S&P 500 Index stocks even when the S&P 500 Index is declining.
Though the Fund does not normally invest directly in S&P 500 Index securities, when S&P 500 Index derivatives appear to be overvalued relative to the S&P 500 Index, the Fund may invest all of its assets in a “basket” of S&P 500 Index stocks. The Fund also may invest in exchange traded funds based on the S&P 500 Index, such as Standard & Poor’s Depositary Receipts.
The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments. The Fund may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality (except that within such limitation, the Fund may invest in mortgage-related securities rated below B). The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar denominated securities or currencies) to 20% of its total assets. The Fund may also invest up to 10% of its total assets in preferred stocks.
Principal Risks
It is possible to lose money on an investment in the Fund. Under certain conditions, generally in a market where the value of both S&P 500 Index derivatives and Fixed Income Instruments are declining or in periods of heightened market volatility, the Fund may experience greater losses or lesser gains than would be the case if it invested directly in a portfolio of S&P 500 Index stocks. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:
Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations
High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments
Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries
Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services
Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector
Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested
Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities
Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk
Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers
Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk
Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies
Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged
Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved
Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

PIMCO StocksPLUS® TR Short Strategy Fund	Ticker Symbols: PSTIX (Inst. Class)
Principal Investments and Strategies

Investment Objective	Fund Focus	Credit Quality
Seeks total return through the implementation of short investment positions on the S&P 500	Short S&P 500 Index derivatives backed by a portfolio of Fixed Income Instruments Average Collateral Fixed Income Duration (-3) to 8 years	B to Aaa; maximum 10% of total assets below Baa Dividend Frequency Declared and distributed quarterly
The Fund seeks to achieve its investment objective by investing primarily in short positions with respect to the S&P 500 Index (the “Index”) or specific Index securities, backed by a portfolio of Fixed Income Instruments, such that the Fund’s net asset value may vary inversely with the value of the Index on a daily basis, subject to certain limitations summarized below. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will generally benefit when the price of the Index is declining. When the Index is rising, the Fund will generally not perform as well. Fixed Income Instruments owned by the Fund may also benefit or detract from the Fund’s net asset value. The Fund is designed for investors seeking to take advantage of declines in the value of the Index, or investors wishing to hedge existing long equity positions. However, the Fund is not designed or expected to produce returns which replicate the inverse of the performance of the Index due to compounding, Pacific Investment Management Company LLC’s (“PIMCO”) active management, Fund fees and expenses and other factors discussed below.
The Fund will maintain short positions through the use of a combination of derivatives, including options, futures, options on futures, and swaps. The Fund may invest, without limitation, in such instruments. While the Fund will, under normal circumstances, invest primarily in Index short positions backed by a portfolio of Fixed Income Instruments, PIMCO may reduce the Fund’s exposure to Index short positions when PIMCO deems it appropriate to do so. Additionally, the Fund may purchase call options on Index futures contracts or on other similar Index derivatives in an effort to limit the total potential decline in the Fund’s net asset value during a market in which prices of securities are rising or expected to rise. Because the Fund invests primarily in short positions, gains and losses in the Fund will primarily be taxable as short-term gains or losses. However, a portion of the gains or losses from certain types of derivatives, including futures contracts on broad-based stock indexes in which the Fund may choose to invest, will be taxable as long-term gains or losses.
Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments. PIMCO actively manages the fixed income assets held by the Fund with a view toward enhancing the Fund’s total return, subject to an overall portfolio duration which normally varies from (negative) 3 years to positive 8 years based on PIMCO’s forecast for interest rates. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. The Fund may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality (except that within such limitation, the Fund may invest in mortgage-related securities rated below B). The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20%of its total assets. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund. The Fund may also invest up to 10%of its total assets in preferred stocks.
Although the Fund uses derivatives and other short positions to gain exposures that may vary inversely with the performance of the Index on a daily basis, the Fund as a whole is not designed or expected to produce returns which replicate the inverse of the performance of the Index, and the degree of variation could be substantial, particularly over longer periods.
Principal Risks
It is possible to lose money on an investment in the Fund. Under certain conditions, even if the value of the Index is declining (which could be beneficial to the Fund’s short strategy), this could be offset by declining values of Fixed Income Instruments held by the Fund. Conversely, it is possible that rising fixed income securities prices could be offset by a rising Index (which could lead to losses in a short strategy). In either scenario the Fund may experience losses. In a market where the value of the Index is rising and the Fund’s Fixed Income Instrument holdings are declining, the Fund may experience substantial losses. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration
Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations
High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments
Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries
Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services
Inverse Correlation and Compounding Risk: the risk that the Fund’s performance may vary substantially from the inverse performance of the Index for a number of reasons, including the effects of compounding on the performance of the Fund’s derivatives short positions for periods greater than one day, the results of PIMCO’s active management of the Fund (including income and gains or losses from Fixed Income Instruments and variations in the Fund’s level of short exposure) and that derivatives positions in general may not correlate exactly with an index
Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector
Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested
Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities
Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk
Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers
Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk
Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies
Issuer Non-Diversification Risk: the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are “diversified”
Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged
Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved
Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

PIMCO Tax Managed Real Return Fund	Ticker Symbols: PTMIX
Principal Investments and Strategies

Investment Objective	Fund Focus	Credit Quality
Seeks to provide after-tax inflation-protected return, consistent with prudent investment management	Investment grade municipal bonds (including pre-refunded municipal bonds and inflation-indexed securities) Average Portfolio Duration < 8 years for the Fixed Income Portion of the Fund	Baa to Aaa Dividend Frequency Declared Daily and Distributed Monthly
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 50% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”), with the remainder of the Fund’s assets invested in inflation-indexed bonds of varying maturities issued by the U.S. government, its agencies or instrumentalities (such as Treasury Inflation Protected Securities (“TIPS”)), and other types of Fixed Income Instruments, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements (such as CPI swaps). “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. “Real return” equals total return less the estimated cost of inflation. The average portfolio duration of the fixed-income portion of this Fund will normally vary based on Pacific Investment Management Company LLC’s (“PIMCO”) forecast for interest rates and under normal market conditions is not expected to exceed eight years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.
Municipal Bonds generally are issued by or on behalf of states and local governments and their agencies, authorities and other instrumentalities. The Fund does not intend to invest in securities whose interest is subject to the federal alternative minimum tax. The Fund may invest 25% or more of its total assets in Municipal Bonds that finance education, health care, housing, transportation, utilities and other similar projects, and 25% or more of its total assets in industrial development bonds.
Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The value of the bond’s principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. The U.S. Treasury uses the Consumer Price Index for All Urban Consumers (“CPI”) as the inflation measure. Effective duration takes into account that for certain bonds expected cash flows will fluctuate as interest rates change and is defined in nominal yield terms, which is market convention for most bond investors and managers. Because market convention for bonds is to use nominal yields to measure duration, durations for real return bonds, which are based on real yields, are converted to nominal durations through a conversion factor. The resulting nominal duration typically can range from 20% and 90% of the respective real duration. All inflation-indexed security holdings will be measured in effective (nominal) duration terms.
As part of its principal investment strategies, the Fund’s investment in derivatives may consist largely of swaps (including CPI swaps) where the Fund receives inflation-indexed payments. A CPI swap is a fixed maturity, over-the-counter derivative in which the investor receives the “realized” rate of inflation as measured by the CPI over the life of the swap. The investor in turn pays a fixed annualized rate over the life of the swap. This fixed rate is often referred to as the “breakeven inflation” rate and is generally representative of the difference between treasury yields and TIPS yields of similar maturities at the initiation of the swap. CPI swaps are typically in “bullet” format, where all cash flows are exchanged at maturity. The Fund may also invest in municipal inflation-indexed securities.
The Fund may invest in investment-grade securities rated Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality. The Fund will normally limit its non-U.S. dollar-denominated securities exposure to 5% of its total assets. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.
The Fund seeks to minimize shareholders’ tax liability in connection with the Fund’s distribution of realized capital gain by minimizing the net gains available for distribution. In doing so, the Fund typically sells securities when the anticipated performance benefit justifies the resulting gain. This strategy often includes minimizing the sale of securities with large unrealized gain, holding securities long enough to avoid short-term capital gains taxes, selling securities with a higher cost basis first and offsetting capital gains realized in one security by selling another security at a capital loss. In addition, the Fund seeks to minimize distributions that are taxed as ordinary income.

The Fund may invest in derivative instruments, such as options, futures contracts or swap agreements. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).
Principal Risks
It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:
Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration
Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations
Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries
Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services
Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector
Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested
Issuer Non-Diversification Risk: the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are “diversified”
Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged
Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved
Municipal Project-Specific Risk: the risk that the Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in bonds from issuers in a single state
Inflation-Indexed Security Risk: the risk that inflation-indexed debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the value of an inflation-indexed security, including TIPS, tends to decrease when real interest rates increase and can increase when real interest rates decrease. Interest payments on inflation-indexed securities are unpredictable and will fluctuate as the principal and interest are adjusted for inflation. There can be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. Any increase in the principal amount of an inflation-indexed debt security will be considered taxable ordinary income, even though the Fund will not receive the principal until maturity
Tax Risk: the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of the Fund’s taxable income or gains and distributions
Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

PIMCO Total Return Exchange-Traded Fund	Ticker Symbols: BOND

Principal Investments and Strategies	Investment Objective	Credit Quality
	Seeks maximum total return, consistent with preservation of capital and prudent investment management Fund Category Fixed Income Securities	B to Aaa; May invest up to 10% of its total assets in securities rated below Baa by Moody’s Investors Service, Inc. Dividend Frequency Monthly
The Fund invests under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Fund normally varies within two years (plus or minus) of the portfolio duration of the securities comprising the Barclays U.S. Aggregate Index, as calculated by PIMCO, which as of September 30, 2012 was 4.64 years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.
The Fund invests primarily in investment-grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.
The Fund may invest, without limitation, in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may invest up to 10% of its total assets in preferred stock, convertible securities and other equity related securities.
The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security.
Principal Risks
It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:
Market Trading Risk: the risk that an active secondary trading market for Fund shares does not continue once developed, that the Fund may not continue to meet a listing exchange’s trading or listing requirements, or that Fund shares trade at prices other than the Fund’s net asset value
Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration
Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a forward commitment transaction, is unable or unwilling to meet its financial obligations
High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments
Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular sectors

Issuer Risk: the risk that the value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services
Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector
Equity Risk: the risk that the value of equity or equity-related securities may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity or equity-related securities generally have greater price volatility than fixed income securities
Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk
Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers
Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk
Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in foreign (non-U.S.) currencies
Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged
Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO and each portfolio manager will not produce the desired results, and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and each portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved
Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund
Convertible Securities Risk: as convertible securities share both fixed income and equity characteristics, they are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk

PIMCO Total Return Fund	Ticker Symbols:
PTTRX (Inst. Class)
Principal Investments and Strategies

Investment Objective	Fund Focus	Credit Quality
Seeks maximum total return, consistent with preservation of capital and prudent investment management	Intermediate maturity Fixed Income Instruments Average Portfolio Duration +/- 2 years of its benchmark; see description below	B to Aaa; maximum 10% of total assets below Baa Dividend Frequency Declared daily and distributed monthly
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Fund normally varies within two years (plus or minus) of the portfolio duration of the securities comprising the Barclays U.S. Aggregate Index, as calculated by Pacific Investment Management Company LLC (“PIMCO”) which as of June 30, 2012 was 4.58 years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.
The Fund invests primarily in investment-grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. “(“Fitch”), or, if unrated, determined by Pacific Investment Management Company LLC (“PIMCO”) to be of comparable quality (except that within such limitation, the Fund may invest in mortgage-related securities rated below B). The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.
The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may invest up to 10% of its total assets in preferred stock, convertible securities and other equity-related securities.
The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security.
Principal Risks
It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:
Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration
Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations
High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments
Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services
Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector
Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested
Equity Risk: the risk that the value of equity or equity-related securities may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity or equity-related securities generally have greater price volatility than fixed income securities
Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk
Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers
Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk
Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies
Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged
Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved
Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund
Convertible Securities Risk: as convertible securities share both fixed income and equity characteristics, they are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk

PIMCO Total Return Fund II	Ticker Symbols: PMBIX (Inst. Class)
Principal Investments and Strategies

Investment Objective	Fund Focus	Credit Quality
Seeks maximum total return, consistent with preservation of capital and prudent investment management	Intermediate maturity Fixed Income Instruments with quality and Non-U.S. Issuer Restrictions Average Portfolio Duration +/-2 years of its benchmark; see description below	Baa to Aaa Dividend Frequency Declared daily and distributed monthly
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. public- or private-sector entities. The average portfolio duration of this Fund normally varies within two years (plus or minus) of the portfolio duration of the securities comprising the Barclays U.S. Aggregate Index, as calculated by PIMCO, which as of June 30, 2012 was 4.58 years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. The Fund may invest only in investment grade U.S. dollar denominated securities of U.S. issuers that are rated at least Baa by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by Pacific Investment Management Company LLC (“ PIMCO”) to be of comparable quality.
The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.
Principal Risks
It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:
Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration
Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations
Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries
Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services
Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector
Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.
Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk
Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged
Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved
Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

PIMCO Total Return Fund III	Ticker Symbols: PTSAX (Inst. Class)
Principal Investments and Strategies

Investment Objective	Fund Focus	Credit Quality
Seeks maximum total return, consistent with preservation of capital and prudent investment management	Intermediate maturity Fixed Income Instruments with prohibitions on firms engaged in socially sensitive practices Average Portfolio Duration +/-2 years of its benchmark; see description below	B to Aaa; maximum 10% of total assets below Baa Dividend Frequency Declared daily and distributed monthly
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Fund normally varies within two years (plus or minus) of the portfolio duration of the securities comprising the Barclays U.S. Aggregate Index, as calculated by PIMCO, which as of June 30, 2012 was 4.58 years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. The Fund will not invest in the securities of any issuer determined by Pacific Investment Management Company LLC (“PIMCO”) to be engaged principally in the provision of healthcare services, the manufacture of alcoholic beverages, tobacco products, pharmaceuticals or military equipment, the operation of gambling casinos or in the production or trade of pornographic materials. To the extent possible on the basis of information available to PIMCO, an issuer will be deemed to be principally engaged in an activity if it derives more than 10% of its gross revenues from such activities. In addition, the Fund will not invest directly in securities of issuers that are engaged in certain business activities in or with the Republic of the Sudan (a “Sudan-Related Issuer”). In analyzing whether an issuer is a Sudan-Related Issuer, PIMCO may rely upon, among other things, information from a list provided by an independent third party.
The Fund invests primarily in investment grade securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality (except that within such limitation, the Fund may invest in mortgage-related securities rated below B). The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar denominated securities or currencies) to 20% of its total assets.
The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage or asset-backed securities, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.
Principal Risks
It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:
Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration
Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments
Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries
Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services
Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector
Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested
Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.
Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk
Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers
Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk
Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non- U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies
Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged
Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved
Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

PIMCO Total Return Fund IV	Ticker Symbols: PTUIX (Inst. Class)
Principal Investments and Strategies

Investment Objective	Fund Focus	Credit Quality
Seeks maximum total return, consistent with preservation of capital and prudent investment management	Diversified portfolio of fixed income instruments of varying maturities Average Portfolio Duration +/-1.5 years of its benchmark	Baa to Aaa Dividend Frequency Declared daily and distributed monthly
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Fund normally varies within one and a half years (plus or minus) of the portfolio duration of the securities comprising the Barclays U.S. Aggregate Index, as calculated by Pacific Investment Management Company LLC (“PIMCO”), which as of June 30, 2012 was 4.58 years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.
The Fund may invest without limitation in the core sectors of the bond market including government bonds, mortgage bonds and corporate bonds and will generally seek to maintain positive exposure to these sectors. The Fund may invest only in investment grade securities of issuers that are rated at least Baa by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 15% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar- denominated securities of foreign issuers, although the Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 5% of its total assets. The Fund may invest up to
10% of its total assets in securities and instruments that are economically tied to emerging market countries.
The Fund may invest in certain derivative instruments, such as futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales, including short exposures obtained using derivative instruments, up to 10% of its total assets. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may invest up to 10% of its total assets in preferred stock, convertible securities and other equity-related securities, although the Fund will not invest in common stock.
PRINCIPAL RISKS
It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:
Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration
Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations
Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries
Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector
Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested
Equity Risk: the risk that the value of equity or equity-related securities may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity or equity-related securities generally have greater price volatility than fixed income securities
Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk
Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers
Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk
Leveraging Risk: the risk that certain transactions of the Fund, such as the use of when-issued, delayed delivery or forward commitment transactions, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged
Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved
Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund
Convertible Securities Risk: as convertible securities share both fixed income and equity characteristics, they are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk

PIMCO Unconstrained Bond Fund	Ticker Symbols: PFIUX (Inst. Class)
Principal Investments and Strategies

Investment Objective	Fund Focus	Credit Quality
Seeks maximum long-term return, consistent with preservation of capital and prudent investment management	Broad range of Fixed Income Instruments Average Portfolio Duration (-3) to 8 years	Maximum 40% of total assets below Baa Dividend Frequency Declared daily and distributed monthly
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund intends to utilize various investment strategies in a broad array of fixed income sectors to achieve its investment objective. The Fund will not be constrained by management against an index. The average portfolio duration of this Fund will normally vary from (negative) 3 years to positive 8 years based on Pacific Investment Management Company LLC’s (“PIMCO”) forecast for interest rates. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.
The Fund may invest in both investment-grade securities and high yield securities (“junk bonds”) subject to a maximum of 40% of its total assets in securities rated below Baa by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality. The Fund may also invest without limitation in securities denominated in foreign currencies and in U.S. dollar denominated securities of foreign issuers. In addition, the Fund may invest up to 50% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar denominated securities or currencies) to 35% of its total assets. The Fund may also invest up to 10% of its total assets in preferred stocks.
The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).
Principal Risks
It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:
Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration
Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations
High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments
Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries
Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services
Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested
Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities
Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk
Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers
Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk
Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies
Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged
Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved
Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

PIMCO Unconstrained Tax Managed Bond Fund	Ticker Symbols: PUTIX (Inst. Class)
Principal Investments and Strategies

Investment Objective	Fund Focus	Credit Quality
Seeks maximum long-term after tax return, consistent with preservation of capital and prudent investment management	Broad range of Fixed Income Instruments Average Portfolio Duration (-3) to 10 years	Maximum 40% of total assets below Baa Dividend Frequency Declared daily and distributed monthly
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund intends to utilize various investment strategies in a broad array of fixed income sectors to achieve its investment objective. The Fund will not be constrained by management against an index. The average portfolio duration of this Fund will normally vary from (negative) 3 years to positive 10 years based on Pacific Investment Management Company LLC’s (“PIMCO”) forecast for interest rates. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.
The Fund seeks to invest under normal circumstances at least 50% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”). Municipal Bonds generally are issued by or on behalf of states and local governments and their agencies, authorities and other instrumentalities. The Fund does not intend to invest in securities whose interest is subject to the federal alternative minimum tax. The Fund may invest more than 25% of its total assets in bonds of issuers in California and New York. To the extent that the Fund concentrates its investments in California or New York, it will be subject to California or New York State-Specific Risk. The Fund may also invest 25% or more of its total assets in Municipal Bonds that finance education, health care, housing, transportation, utilities and other similar projects, and 25% or more of its total assets in industrial development bonds.
The Fund may invest in both investment-grade securities and high yield securities (“junk bonds”) subject to a maximum of 40% of its total assets in securities rated below Baa by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality. The Fund may also invest up to 50% of its total assets in securities denominated in foreign currencies. The Fund may invest up to 50% of its total assets in securities of foreign issuers. The Fund may invest up to 50% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 35% of its total assets. The Fund may also invest up to 10% of its total assets in preferred stocks.
The Fund may invest in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). In addition, the Fund may also invest in securities issued by entities, such as trusts, whose underlying assets are Municipal Bonds, including, without limitation, residual interest bonds.
Principal Risks
It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:
Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration
Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations
High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries
Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services
Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector
Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested
Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities
Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk
Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers
Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk
Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies
Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged
Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved
California State-Specific Risk: the risk that by concentrating its investments in California Municipal Bonds the Fund may be affected significantly by economic, regulatory or political developments affecting the ability of California issuers to pay interest or repay principal
New York State-Specific Risk: the risk that by concentrating its investments in New York Municipal Bonds the Fund may be affected significantly by economic, regulatory or political developments affecting the ability of New York issuers to pay interest or repay principal
Municipal Project-Specific Risk: the risk that the Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in bonds from issuers in a single state
Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

PIMCO Dividend and Income Builder Fund	Ticker Symbols: PQIIX (Inst. Class)
Principal Investments and Strategies

Investment Objective
Seeks to provide current income that exceeds the average yield on global stocks, and to provide a growing stream of income per share over time. The Fund’s secondary objective is to seek to provide long-term capital appreciation
Fund Focus Diversified portfolio of income producing assets	Approximate Primary Capitalization Range All capitalizations
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of income-producing investments, and will typically invest at least 50% of its assets in equity and equity-related securities. The Fund’s investments in equity and equity-related securities include common and preferred stock (and securities convertible into, or that Pacific Investment Management Company LLC (“PIMCO”) expects to be exchanged for, common or preferred stock), as well as securities issued by real estate investment trusts, master limited partnerships and other equity trusts and depositary receipts. The Fund may invest in securities issued by large-capitalization, mid- capitalization and small-capitalization companies.
When making equity investments, PIMCO uses bottom-up, fundamental analysis to seek to identify attractively valued issuers that currently pay dividends and have the potential for earnings and dividend growth over time. PIMCO seeks to increase portfolio diversification by investing in companies that are in various stages of the business life cycle. PIMCO also seeks to incorporate its extensive global macro insights into the portfolio construction process.
The Fund may also invest in “Fixed Income Instruments” of varying maturities. Fixed Income Instruments include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The debt investments of the Fund may include investment-grade securities and high yield securities (“junk bonds”) of any rating.
The Fund’s approach to fixed income securities selection incorporates PIMCO’s global macroeconomic views and fixed income investment expertise. The Fund’s fixed income assets are selected based on fundamental analysis, as well as PIMCO’s view regarding the attractiveness of key investment risk factors.
The Fund may also invest in derivative instruments, such as options, futures contracts, swap agreements, equity-linked notes, equity-linked securities and participatory notes, consistent with its investment objectives. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may also enter into reverse repurchase agreements and lend portfolio securities.
The Fund may invest a significant portion of its assets in securities and instruments that are economically tied to foreign (non-U.S.) countries. The Fund may also invest in securities and instruments that are economically tied to emerging market countries. The Fund may obtain foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) without limitation.
PRINCIPAL RISKS
It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:
Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities
Dividend-Oriented Stocks Risk: companies that have paid regular dividends to shareholders may decrease or eliminate dividend payments in the future. A decrease in dividend payments by an issuer may result in a decrease in the value of the security held by the Fund or the Fund receiving less income
Value Investing Risk: a value stock may decrease in price or may not increase in price as anticipated by PIMCO if it continues to be undervalued by the market or the factors that PIMCO believes will cause the stock price to increase do not occur

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers
Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk
Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries
Issuer Risk: the risk that the value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services
Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration
Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations
High Yield and Distressed Company Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) and securities of distressed companies may be subject to greater levels of credit, issuer and liquidity risks. Securities of distressed companies include both debt and equity securities. High yield securities and debt securities of distressed companies are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments. Distressed companies may be engaged in restructurings or bankruptcy proceedings
Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies
Real Estate Risk: the risk that the Fund’s investments in real estate investment trusts (“REITs”) or real estate-linked derivative instruments will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. The Fund’s investments in REITs or real estate-linked derivative instruments subject it to management and tax risks
Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector
Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged
Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved
Small-Cap and Mid-Cap Company Risk: the risk that the value of securities issued by small-capitalization and mid-capitalization companies may go up or down, sometimes rapidly and unpredictably, due to narrow markets and limited managerial and financial resources
Derivatives Risk: the risk of investing in derivative instruments, including liquidity, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested
Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk
Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Convertible Securities Risk: the risk that the market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. A convertible security’s market value, however, tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than the convertible security’s “conversion price”

PIMCO EqS Emerging Markets Fund	Ticker Symbols: PEQWX (Inst. Class)
Principal Investments and Strategies

Investment Objective Seeks capital appreciation	Fund Focus Equity and equity-related securities economically tied to emerging market countries	Approximate Primary Capitalization Range All capitalizations
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of investments economically tied to emerging market countries. The Fund will invest a substantial portion of its assets in equity and equity-related securities, including common and preferred stock (and securities convertible into, or that Pacific Investment Management Company LLC (“PIMCO”) expects to be exchanged for, common or preferred stock). The Fund may also invest in fixed income securities, including debt securities issued by both corporate and government issuers. The Fund may invest in commodity related instruments, including exchange-traded funds, futures and other investment companies.
PIMCO has broad discretion to identify countries that it considers to qualify as emerging markets. The Fund emphasizes investments in countries with relatively low gross national product per capita and with the potential for higher trend economic growth. The Fund likely will focus its investments in companies having principal activities in Asia, Africa, the Middle East, Latin America and the developing countries of Europe. Assets not invested in emerging market securities may be invested in instruments of any issuer in any market.
When making investments, PIMCO uses a fundamental approach to stock- picking and attempts to identify investments that are undervalued by the market in comparison to PIMCO’s assessment of companies’ intrinsic value. Factors considered in the analysis include strong and improving cashflow generation, earnings profile, normalized profitability level and returns on capital. PIMCO seeks to incorporate its extensive global macro insight in determining the impact of economic factors on emerging equity markets and underlying securities in the portfolio. PIMCO evaluates the merits of each investment separately and there are no specific limitations on the value, asset size, earnings, duration, or industry classification of the Fund’s investments. The Fund may invest in securities issued by large- capitalization, mid-capitalization and small-capitalization companies. The Fund generally considers large- and mid-cap companies to be those with market capitalizations greater than $1.5 billion.
The Fund will seek to gain exposure to certain investments, such as the commodity futures markets or equity securities economically tied to India, primarily through investments in the PIMCO Mauritius Fund I, Ltd., a wholly owned subsidiary of the Fund organized under the laws of the Republic of Mauritius (the “Subsidiary”). The Subsidiary is advised by PIMCO, and has the same investment objective as the Fund. As discussed in greater detail elsewhere in the prospectus, the Subsidiary (unlike the Fund) may obtain favorable tax treatment on its investments in equity securities economically tied to India and may also invest without limitation in commodity index- linked swap agreements and other commodity-linked derivative instruments.
The debt investments of the Fund may include investment-grade securities and high yield securities (“junk bonds”) of any rating. The Fund may obtain foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) without limitation. The Fund may invest, without limitation, in securities denominated in foreign currencies and in U.S. dollar-denominated securities of foreign issuers. The Fund may invest in instruments whose return is based on the return of an emerging market security, such as a derivative instrument, rather than investing directly in emerging market securities. The Fund may also invest in other derivative instruments, such as options, futures contracts or swap agreements consistent with its investment objective, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage, without limitation, in short sales. The Fund may also enter into reverse repurchase agreements and lend portfolio securities.
PRINCIPAL RISKS
It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:
Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers
Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk
Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries
Issuer Risk: the risk that the value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services
Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration
Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations
High Yield and Distressed Company Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) and securities of distressed companies may be subject to greater levels of credit, issuer and liquidity risks. Securities of distressed companies include both debt and equity securities. High yield securities and debt securities of distressed companies are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments. Distressed companies may be engaged in restructurings or bankruptcy proceedings
Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies
Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector
Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged
Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved
Small-Cap and Mid-Cap Company Risk: the risk that the value of securities issued by small-capitalization and mid-capitalization companies may go up or down, sometimes rapidly and unpredictably, due to narrow markets and limited managerial and financial resources
Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested
Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund
Convertible Securities Risk: the risk that the market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. A convertible security’s market value, however, tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than the convertible security’s “conversion price”

Commodity Risk: the risk that investing in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments
Tax Risk: the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect the character, timing and/ or amount of the Fund’s taxable income or gains and distributions
Subsidiary Risk: the risk that, by investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. There is no guarantee that the investment objective of the Subsidiary will be achieved

PIMCO EqS Pathfinder Fund	Ticker Symbols: PTHWX
Principal Investments and Strategies

Investment Objective	Fund Focus	Approximate Primary Capitalization Range
Seeks capital appreciation	Equity securities of issuers that PIMCO believes are undervalued	All capitalizations
The Fund seeks to achieve its investment objective by investing under normal circumstances in equity securities, including common and preferred stock (and securities convertible into, or that Pacific Investment Management Company LLC (“PIMCO”) expects to be exchanged for, common or preferred stock), of issuers that PIMCO believes are undervalued. The Fund’s bottom-up value investment style attempts to identify securities that are undervalued by the market in comparison to PIMCO’s own determination of the company’s value, taking into account criteria such as asset value, book value and cash flow and earnings estimates.
When making investments, PIMCO evaluates the merits of each investment separately and there are no specific limitations on the value, asset size, earnings or industry classification of the Fund’s investments. The Fund may invest in securities issued by large capitalization, mid-capitalization and small-capitalization companies. The Fund generally considers large- and mid-cap companies to be those with market capitalizations greater than $1.5 billion. The Fund may invest, without limitation, in securities and instruments that are economically tied to foreign (non-U.S.) countries. The Fund may also invest in securities and instruments that are economically tied to emerging market countries.
The Fund may also invest in U.S. and non-U.S. sovereign government debt and other debt securities, including bank loans, that PIMCO selects on the basis of its determination of the security’s value and not necessarily based on the coupon rate or credit rating of the security. The debt investments of the Fund may include high yield securities (“junk bonds”) of any rating. The Fund may invest in the securities of distressed companies including defaulted securities, which typically involve investments in lower-rated debt securities and loans but may also include equity securities of distressed companies.
The Fund may invest in commodity-related investments. The Fund will seek to gain exposure to the commodity futures markets primarily through investments in the PIMCO Cayman Commodity Fund VI, Ltd., a wholly owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary is advised by PIMCO, and has the same investment objective as the Fund. As discussed in greater detail elsewhere in the prospectus, the Subsidiary (unlike the Fund) may invest without limitation in commodity index-linked swap agreements and other commodity-linked derivative instruments.
The Fund may engage in a risk arbitrage strategy to take advantage of a perceived relationship between the value of two securities. Under an arbitrage strategy, the Fund may purchase one security while selling short another security. The security purchased is generally considered by PIMCO to be undervalued relative to the price of the security sold short, or the security sold short is generally considered to be overvalued relative to the price of the security purchased. Issuers of securities acquired pursuant to an arbitrage strategy may be engaged in certain types of corporate events, such as restructurings, acquisitions, mergers, takeovers, tender or exchange offers or liquidations. The Fund may attempt to hedge foreign currency exposure using foreign currency exchange contracts and other investments and may utilize derivative instruments to hedge against other market risks. The Fund may also invest in derivative instruments, such as options, futures contracts or swap agreements consistent with its investment objective. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may also enter into reverse repurchase agreements and lend portfolio securities.
The Fund may purchase securities to seek to influence or control management of an issuer, or may invest in other companies that do so, when the portfolio managers believe such actions would benefit the Fund.
Principal Risks
It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:
Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Value Investing Risk: a value stock may decrease in price or may not increase in price as anticipated by PIMCO if it continues to be undervalued by the market or the factors that PIMCO believes will cause the stock price to increase do not occur
Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers
Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk
Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries
Issuer Risk: the risk that the value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services
Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration
Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations
High Yield and Distressed Company Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) and securities of distressed companies may be subject to greater levels of credit, issuer and liquidity risks. Securities of distressed companies include both debt and equity securities. High yield securities and debt securities of distressed companies are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments. Distressed companies may be engaged in restructurings or bankruptcy proceedings
Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non- U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies
Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector
Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged
Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved
Small-Cap and Mid-Cap Company Risk: the risk that the value of securities issued by small-capitalization and mid-capitalization companies may go up or down, sometimes rapidly and unpredictably, due to narrow markets and limited managerial and financial resources
Arbitrage Risk: the risk that securities purchased pursuant to an arbitrage strategy intended to take advantage of a perceived relationship between the value of two securities may not perform as expected
Derivatives Risk: the risk of investing in derivative instruments, including liquidity, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested
Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Commodity Risk: the risk that investing in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments
Tax Risk: the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect the character, timing and/ or amount of the Fund’s taxable income or gains and distributions
Subsidiary Risk: the risk that, by investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. There is no guarantee that the investment objective of the Subsidiary will be achieved

PIMCO Enhanced Short Maturity Exchange-Traded Fund	Ticker Symbols:

MINT
Principal Investments and Strategies

Investment Objective	Average Portfolio Duration	Credit Quality
Seeks maximum current income, consistent with preservation of capital and daily liquidity.	<1 year	Baa to Aaa
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Fund will vary based on Pacific Investment Management Company LLC’s (“PIMCO”) forecast for interest rates and will normally not exceed one year. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. The dollar-weighted average portfolio maturity of the Fund is normally not expected to exceed three years.
The Fund primarily invests in U.S. dollar-denominated investment grade debt securities, rated Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest, without limitation, in U.S. dollar-denominated securities and instruments of foreign issuers.
The Fund may invest, without limitation, in mortgage- or asset backed securities, including to-be-announced transactions. The Fund may purchase and sell securities on a when-issued, delayed delivery or forward commitment basis. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).
Principal Risks
It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:
Market Trading Risk: the risk that an active secondary trading market for Fund shares does not continue once developed, that the Fund may not continue to meet a listing exchange’s trading or listing requirements, or that Fund shares trade at prices other than the Fund’s net asset value
Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration
Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a forward commitment transaction, is unable or unwilling to meet its financial obligations
Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular sectors
Issuer Risk: the risk that the value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services
Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector
Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk
Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlements of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers
Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged
Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO and each portfolio manager will not produce the desired results, and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and each portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

PIMCO Short Term Municipal Bond Exchange-Traded Fund	Ticker Symbols: SMMU
Principal Investments and Strategies

Investment Objective	Average Portfolio Duration	Credit Quality
Seeks attractive tax-exempt income, consistent with preservation of capital	0-3 years	Baa to Aaa
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”). Municipal Bonds generally are issued by or on behalf of states and local governments and their agencies, authorities and other instrumentalities.
The Fund does not intend to invest in securities whose interest is subject to the federal alternative minimum tax. The Fund may only invest in U.S. dollar-denominated investment grade debt securities, rated Baa or higher by Moody’s Investors Service, Inc. (“Moody’s), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by Pacific Investment Management Company LLC (‘PIMCO”) to be of comparable quality. The Fund may invest 25%or more of its total assets in Municipal Bonds that finance similar projects, such as those relating to education, health care, housing, transportation, and utilities, and 25% or more of its total assets in industrial development bonds. The average portfolio duration of this Fund varies based on PIMCO’s forecast for interest rates and under normal market conditions is not expected to exceed three years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. The dollar-weighted average portfolio maturity of the Fund is normally not expected to exceed three years. The portfolio manager focuses on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices.
The Fund may purchase and sell securities on a when-issued, delayed delivery or forward commitment basis. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).
Principal Risks
It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:
Market Trading Risk: the risk that an active secondary trading market for Fund shares does not continue once developed, that the Fund may not continue to meet a listing exchange’s trading or listing requirements, or that Fund shares trade at prices other than the Fund’s net asset value
Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration
Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a forward commitment transaction, is unable or unwilling to meet its financial obligations
Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular sectors
Municipal Bond Risk: the risk that by investing in Municipal Bonds the Fund may be affected significantly by the economic, regulatory or political developments affecting the ability of issuers of Municipal Bonds to pay interest or repay principal
Issuer Risk: the risk that the value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services
Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged
Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO and each portfolio manager will not produce the desired results, and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and each portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

PIMCO Intermediate Municipal Bond Exchange-Traded Fund	Ticker Symbols: MUNI
Principal Investments and Strategies

Investment Objective	Average Portfolio Duration	Credit Quality
Seeks attractive tax-exempt income, consistent with preservation of capital	3-8 years	Baa to Aaa
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”). Municipal Bonds generally are issued by or on behalf of states and local governments and their agencies, authorities and other instrumentalities.
The Fund does not intend to invest in securities whose interest is subject to the federal alternative minimum tax. The Fund may only invest in U.S. dollar-denominated investment grade debt securities, rated Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by Pacific Investment Management Company LLC (“PIMCO”) to be of comparable quality. The Fund may invest 25%or more of its total assets in Municipal Bonds that finance similar projects, such as those relating to education, health care, housing, transportation, and utilities, and 25% or more of its total assets in industrial development bonds. The average portfolio duration of this Fund normally varies from three to eight years, based on PIMCO’s forecast for interest rates. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. The portfolio manager focuses on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices.
The Fund may purchase and sell securities on a when-issued, delayed delivery or forward commitment basis. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).
Principal Risks
It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:
Market Trading Risk: the risk that an active secondary trading market for Fund shares does not continue once developed, that the Fund may not continue to meet a listing exchange’s trading or listing requirements, or that Fund shares trade at prices other than the Fund’s net asset value
Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration
Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a forward commitment transaction, is unable or unwilling to meet its financial obligations
Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular sectors
Municipal Bond Risk: the risk that by investing in Municipal Bonds the Fund may be affected significantly by the economic, regulatory or political developments affecting the ability of issuers of Municipal Bonds to pay interest or repay principal
Issuer Risk: the risk that the value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services
Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector
Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged
Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO and each portfolio manager will not produce the desired results, and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and each portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

PIMCO Worldwide Fundamental Advantage TR Strategy Fund	Ticker Symbols:
PWWIX (Inst. Class)
Principal Investments and Strategies

Investment Objective	Fund Focus	Credit Quality
Seeks total return which exceeds that of its benchmark	Derivatives providing exposure to a proprietary global equity market neutral index, backed by a diversified portfolio of short and intermediate maturity fixed income instruments	Maximum of 10% of total assets below Baa

	Average Collateral Fixed Income Duration	Dividend Frequency
	(-3) to 8 years	Quarterly
The Fund seeks to achieve its investment objective by investing under normal circumstances in derivatives providing exposure to a proprietary global equity market neutral index designed by the Fund’s sub-adviser, Research Affiliates, LLC (“Research Affiliates”), backed by a diversified portfolio of short and intermediate maturity Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private- sector entities. The Fund’s strategy with respect to maintaining exposure to the RAFI® Country Neutral L/S Global Index (the “Index”) can be characterized as “market neutral” because it seeks to maintain equal long and short equity positions while returning the relative appreciation (or depreciation) of the Index. The Fund will invest in instruments that are economically tied to at least three countries (one of which may be the United States).
The Index consists of stocks issued by companies domiciled in developed and developing countries that satisfy certain liquidity and other proprietary inclusion criteria. Stocks held long in the Index are weighted by a combination of fundamental factors, including sales, cash flow, book values and, if applicable, dividends (sales, cash flow and dividends are averaged over the prior five years). The Index seeks to capture outperformance relative to stocks held short in the Index, which are weighted by market capitalization. Capitalization weighted indexes generally overweight overvalued stocks and underweight undervalued stocks. By contrast, indexes based on fundamental factors, such as the Index, seek to avoid this problem by weighting stocks based on variables that do not depend on the fluctuations of market valuation. The Index seeks to capture the return difference between a fundamental and capitalization weighted index of stocks. The number of companies selected for inclusion in the Index and related weightings are calibrated using a proprietary algorithm that looks to enhance return, liquidity and diversification. The Index may include, and therefore the Fund may invest in, securities issued by large-capitalization, mid-capitalization and small-capitalization companies.
The Fund may invest in common stocks, options, futures, options on futures and swaps to approximate exposure to the Index or other similar indexes. The Fund typically will seek to simultaneously gain long and short exposure to the Index, each in an amount, under normal circumstances, approximately equal to the Fund’s net assets. While the Fund will, under normal circumstances, seek to maintain approximately equal value exposure in its long and short positions in the Index in an effort to offset the effects on the Fund’s performance of general stock market movements, PIMCO may increase or decrease the Fund’s long or short exposure to the Index when PIMCO deems it appropriate to do so. Because the Index is a proprietary index, there may be a limited number of counterparties willing or able to serve as counterparties to a swap agreement. If such swap agreements are not available, or when PIMCO otherwise deems it appropriate to do so, the Fund may invest in, or take short positions in, other derivative instruments, “baskets” of stocks, or individual securities to replicate the performance of the Index. The Fund also may invest in exchange-traded funds.
The values of derivatives based on the Index should closely track changes in the value of the Index. However, these derivatives may be purchased with a fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the Fund’s assets may be invested in Fixed Income Instruments. Research Affiliates provides investment advisory services in connection with the Fund’s use of the Index by, among other things, providing PIMCO, or counterparties designated by PIMCO, with a model portfolio reflecting the composition of the Index for purposes of developing the Index derivatives. PIMCO actively manages the Fixed Income Instruments held by the Fund with a view toward enhancing the Fund’s total return, subject to an overall portfolio duration which normally varies from (negative) 3 years to positive 8 years based on PIMCO’s forecast for interest rates. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.
The Fund may invest, without limitation, in derivative instruments, such as currency options, futures, options on futures and swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments. The Fund may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Rating Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality. The Fund may also invest, without limitation, in securities denominated in foreign currencies and in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 15% of its total assets in Fixed Income Instruments that are economically tied to emerging market countries, but may gain emerging markets exposure beyond this limit through other securities and instruments. The Fund will normally limit its foreign currency exposure from non-U.S. dollar-denominated Fixed Income Instruments to 20% of its total assets, but may gain foreign currency exposure beyond this limit through other securities and instruments. The Fund may also invest up to 10% of its total assets in preferred stocks.
PRINCIPAL RISKS
It is possible to lose money on an investment in the Fund. Although the Fund seeks to protect against equity market risk arising from its long exposure to the Index by maintaining short exposure to a proprietary index of market capitalization weighted global equities, under certain conditions, generally in a market where the Index underperforms relative to the proprietary index of market capitalization weighted global equities and fixed income securities are declining or in periods of heightened market volatility, the Fund may experience losses. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:
Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration
Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations
High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments
Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries
Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services
Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector
Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested
Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities
Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk
Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers
Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies
Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged
Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO and Research Affiliates will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO, Research Affiliates and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved
Small-Cap and Mid-Cap Company Risk: the risk that the value of securities issued by small-capitalization and mid-capitalization companies may go up or down, sometimes rapidly and unpredictably, due to narrow markets and limited managerial and financial resources
Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

PIMCO 1 — 3 Year U.S. Treasury Index Exchange-Traded Fund	Ticker Symbols:
TUZ
Principal Investments and Strategies

Investment Objective	Underlying Index Duration
Seeks to provide total return that closely corresponds, before fees and expenses, to the total return of The BofAMerrill Lynch 1-3 Year US Treasury Index	1.89 years
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of The BofA Merrill Lynch 1-3 Year US Treasury IndexSM (the “Underlying Index”). The Fund may invest the remainder of its assets in Fixed Income Instruments that are not Component Securities, but which PIMCO believes will help the Fund track its Underlying Index, as well as in cash and investment grade, liquid short-term instruments, forwards or derivatives, such as options, futures contracts or swap agreements, and shares of affiliated bond funds. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Fund will closely correspond to the portfolio duration of the securities comprising its Underlying Index, as calculated by PIMCO, which as of September 30, 2012 was 1.89 years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.
The Underlying Index is an unmanaged index comprised of U.S. dollar denominated sovereign debt securities publicly issued by the U.S. Treasury having a maturity of at least 1 year and less than 3 years. As of September 30, 2012, there were 70 issues in the Underlying Index. The securities in the Underlying Index have a minimum$1 billion of outstanding face value, have one to three years remaining to maturity, are fixed-rate and are non-convertible. Bills, inflation-indexed debt and strips are excluded from the Underlying Index; however, original issue zero coupon bonds are included in the Underlying Index and the amounts outstanding of qualifying coupon securities are not reduced by any portions that have been stripped. The Underlying Index is capitalization-weighted and the composition of Component Securities is updated monthly. It is not possible to invest directly in the Underlying Index. Intra-month cash flows are reinvested daily, at the beginning-of-month 1-month Libid rate, until the end of the month at which point all cash is removed from the Underlying Index. The Underlying Index does not reflect deductions for fees, expenses or taxes.
PIMCO uses an indexing approach in managing the Fund’s investments. The Fund employs a representative sampling strategy in seeking to achieve its investment objective. In using this strategy, PIMCO seeks to invest in a combination of Component Securities and other instruments such that the combination effectively provides exposure to the Underlying Index. In using a representative sampling strategy, the Fund may not track its Underlying Index with the same degree of accuracy as a fund that replicates the composition of the Underlying Index. Unlike many investment companies, the Fund does not attempt to outperform the index the Fund tracks. An indexing approach may eliminate the chance that the Fund will substantially outperform its Underlying Index but also may reduce some of the risks of active management. Indexing seeks to achieve lower costs by keeping portfolio turnover low in comparison to actively managed investment companies.
The Fund may invest in derivative instruments, such as options, futures contracts or swap agreements. The Fund may purchase and sell securities on a when-issued, delayed delivery or forward commitment basis. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates.
Principal Risks
It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:
Market Trading Risk: the risk that an active secondary trading market for Fund shares does not continue once developed, that the Fund may not continue to meet a listing exchange’s trading or listing requirements, or that Fund shares trade at prices other than the Fund’s net asset value
Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations
Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular sectors
Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector
Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested
Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged
Management and Tracking Error Risk: the risk that the portfolio manager’s investment decisions may not produce the desired results or that the Fund’s portfolio may not closely track the Underlying Index for a number of reasons. The Fund incurs operating expenses, which are not applicable to the Underlying Index, and the costs of buying and selling securities, especially when rebalancing the Fund’s portfolio to reflect changes in the composition of the Underlying Index. Performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index due to legal restrictions, cost or liquidity restraints. In addition, the Fund’s use of a representative sampling approach may cause the Fund to be less correlated to the return of the Underlying Index than if the Fund held all of the securities in the Underlying Index
Indexing Risk: the risk that the Fund is negatively affected by general declines in the asset classes represented by the Underlying Index

PIMCO 3-7 Year U.S. Treasury Index Exchange-Traded Fund	Ticker Symbols:
FIVZ
Principal Investments and Strategies

Investment Objective	Underlying Index Duration
Seeks to provide total return that closely corresponds, before fees and expenses, to the total return of The BofAMerrill Lynch 3-7 Year US Treasury Index	4.59 years
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of The BofA Merrill Lynch 3-7 Year US Treasury IndexSM (the “Underlying Index”). The Fund may invest the remainder of its assets in Fixed Income Instruments that are not Component Securities, but which Pacific Investment Management Company LLC (“PIMCO”) believes will help the Fund track its Underlying Index, as well as in cash and investment grade, liquid short-term instruments, forwards or derivatives, such as options, futures contracts or swap agreements, and shares of affiliated bond funds. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Fund will closely correspond to the portfolio duration of the securities comprising its Underlying Index, as calculated by PIMCO, which as of September 30, 2012 was 4.59 years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.
The Underlying Index is an unmanaged index comprised of U.S. dollar denominated sovereign debt securities publicly issued by the U.S. Treasury having a maturity of at least 3 years and less than 7 years. As of September 30, 2012, there were 93 issues in the Underlying Index. The securities in the Underlying Index have a minimum$1 billion of outstanding face value, have 3 to 7 years remaining to maturity, are fixed rate and are non-convertible. Bills, inflation-linked debt and strips are excluded from the Underlying Index; however, original issue zero coupon bonds are included in the Underlying Index and the amounts outstanding of qualifying coupon securities are not reduced by any portions that have been stripped. The Underlying Index is capitalization-weighted and the composition of Component Securities is updated monthly. Intra-month cash flows are reinvested daily, at the beginning-of-month 1-month Libid rate, until the end of the month at which point all cash is removed from the Underlying Index. It is not possible to invest directly in the Underlying Index. The Underlying Index does not reflect deductions for fees, expenses or taxes.
PIMCO uses an indexing approach in managing the Fund’s investments. The Fund employs a representative sampling strategy in seeking to achieve its investment objective. In using this strategy, PIMCO seeks to invest in a combination of Component Securities and other instruments such that the combination effectively provides exposure to the Underlying Index. In using a representative sampling strategy, the Fund may not track its Underlying Index with the same degree of accuracy as a fund that replicates the composition of the Underlying Index. Unlike many investment companies, the Fund does not attempt to outperform the index the Fund tracks. An indexing approach may eliminate the chance that the Fund will substantially outperform its Underlying Index but also may reduce some of the risks of active management. Indexing seeks to achieve lower costs by keeping portfolio turnover low in comparison to actively managed investment companies.
The Fund may invest in derivative instruments, such as options, futures contracts or swap agreements. The Fund may purchase and sell securities on a when-issued, delayed delivery or forward commitment basis. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates.
Principal Risks
It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:
Market Trading Risk: the risk that an active secondary trading market for Fund shares does not continue once developed, that the Fund may not continue to meet a listing exchange’s trading or listing requirements, or that Fund shares trade at prices other than the Fund’s net asset value
Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations
Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular sectors
Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector
Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested
Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged
Management and Tracking Error Risk: the risk that the portfolio manager’s investment decisions may not produce the desired results or that the Fund’s portfolio may not closely track the Underlying Index for a number of reasons. The Fund incurs operating expenses, which are not applicable to the Underlying Index, and the costs of buying and selling securities, especially when rebalancing the Fund’s portfolio to reflect changes in the composition of the Underlying Index. Performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index due to legal restrictions, cost or liquidity restraints. In addition, the Fund’s use of a representative sampling approach may cause the Fund to be less correlated to the return of the Underlying Index than if the Fund held all of the securities in the Underlying Index
Indexing Risk: the risk that the Fund is negatively affected by general declines in the asset classes represented by the Underlying Index

PIMCO 7-15 Year U.S. Treasury Index Exchange-Traded Fund	Ticker Symbols:
TENZ
Principal Investments and Strategies

Investment Objective	Underlying Index Duration
Seeks to provide total return that closely corresponds, before fees and expenses, to the total return of The BofAMerrill Lynch 7-15 Year US Treasury Index.	7.89 years
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of The BofA Merrill Lynch 7-15 Year US Treasury IndexSM (the “Underlying Index”). The Fund may invest the remainder of its assets in Fixed Income Instruments that are not Component Securities, but which Pacific Investment Management Company LLC (“PIMCO”) believes will help the Fund track its Underlying Index, as well as in cash and investment grade, liquid short-term instruments, forwards or derivatives, such as options, futures contracts or swap agreements, and shares of affiliated bond funds. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Fund will closely correspond to the portfolio duration of the securities comprising its Underlying Index, as calculated by PIMCO, which as of September 30, 2012 was 7.89 years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.
The Underlying Index is an unmanaged index comprised of U.S. dollar denominated sovereign debt securities publicly issued by the U.S. Treasury having a maturity of at least 7 years and less than 15 years. As of September 30, 2012, there were 31 issues in the Underlying Index. The securities in the Underlying Index have a minimum $1 billion of outstanding face value, have 7 to 15 years remaining to maturity, are fixed-rate and are non-convertible. Bills, inflation-linked debt and strips are excluded from the Underlying Index; however, original issue zero coupon bonds are included in the Underlying Index and the amounts outstanding of qualifying coupon securities are not reduced by any portions that have been stripped. The Underlying Index is capitalization-weighted and the composition of Component Securities is updated monthly. Intra-month cash flows are reinvested daily, at the beginning-of-month 1-month Libid rate, until the end of the month at which point all cash is removed from the Underlying Index. It is not possible to invest directly in the Underlying Index. The Underlying Index does not reflect deductions for fees, expenses or taxes.
PIMCO uses an indexing approach in managing the Fund’s investments. The Fund employs a representative sampling strategy in seeking to achieve its investment objective. In using this strategy, PIMCO seeks to invest in a combination of Component Securities and other instruments such that the combination effectively provides exposure to the Underlying Index. In using a representative sampling strategy, the Fund may not track its Underlying Index with the same degree of accuracy as a fund that replicates the composition of the Underlying Index. Unlike many investment companies, the Fund does not attempt to outperform the index the Fund tracks. An indexing approach may eliminate the chance that the Fund will substantially outperform its Underlying Index but also may reduce some of the risks of active management. Indexing seeks to achieve lower costs by keeping portfolio turnover low in comparison to actively managed investment companies.
The Fund may invest in derivative instruments, such as options, futures contracts or swap agreements. The Fund may purchase and sell securities on a when-issued, delayed delivery or forward commitment basis. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates.
Principal Risks
It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:
Market Trading Risk: the risk that an active secondary trading market for Fund shares does not continue once developed, that the Fund may not continue to meet a listing exchange’s trading or listing requirements, or that Fund shares trade at prices other than the Fund’s net asset value
Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations
Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular sectors
Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector
Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested
Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged
Management and Tracking Error Risk: the risk that the portfolio manager’s investment decisions may not produce the desired results or that the Fund’s portfolio may not closely track the Underlying Index for a number of reasons. The Fund incurs operating expenses, which are not applicable to the Underlying Index, and the costs of buying and selling securities, especially when rebalancing the Fund’s portfolio to reflect changes in the composition of the Underlying Index. Performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index due to legal restrictions, cost or liquidity restraints. In addition, the Fund’s use of a representative sampling approach may cause the Fund to be less correlated to the return of the Underlying Index than if the Fund held all of the securities in the Underlying Index
Indexing Risk: the risk that the Fund is negatively affected by general declines in the asset classes represented by the Underlying Index

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	Ticker Symbols:
ZROZ
Principal Investments and Strategies

Investment Objective	Underlying Index Duration
Seeks to provide total return that closely corresponds, before fees and expenses, to the total return of The BofAMerrill Lynch Long US Treasury Principal STRIPS Index.	30.13 years
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of The BofA Merrill Lynch Long US Treasury Principal STRIPS IndexSM (the “Underlying Index”). The Fund may invest the remainder of its assets in Fixed Income Instruments that are not Component Securities, but which Pacific Investment Management Company LLC (“PIMCO”) believes will help the Fund track its Underlying Index, as well as in cash and investment grade, liquid short-term instruments, forwards or derivatives, such as options, futures contracts or swap agreements, and shares of affiliated bond funds. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Fund will closely correspond to the portfolio duration of the securities comprising its Underlying Index, as calculated by PIMCO, which as of September 30, 2012 was 30.13 years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.
The Underlying Index is an unmanaged index comprised of long maturity Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) representing the final principal payment of U.S. Treasury bonds. The principal STRIPS comprising the Underlying Index must have 25 years or more remaining term to final maturity and must be stripped from U.S. Treasury bonds having at least $1 billion in outstanding face value. As of September 30, 2012, there were 17 issues in the Underlying Index. Index constituents are capitalization-weighted based on the security prices times an assumed face value of $1 billion per constituent security. The Underlying Index is rebalanced quarterly on March 31, June 30, September 30 and December 31, based on information available up to and including the third business day before the last business day of the rebalancing month. Securities that no longer meet the qualifying criteria during the course of the quarter remain in the Underlying Index until the next quarterly rebalancing date at which point they are dropped from the Underlying Index. It is not possible to invest directly in the Underlying Index. The Underlying Index does not reflect deductions for fees, expenses or taxes.
PIMCO uses an indexing approach in managing the Fund’s investments. The Fund employs a representative sampling strategy in seeking to achieve its investment objective. In using this strategy, PIMCO seeks to invest in a combination of Component Securities and other instruments such that the combination effectively provides exposure to the Underlying Index. In using a representative sampling strategy, the Fund may not track its Underlying Index with the same degree of accuracy as a fund that replicates the composition of the Underlying Index. Unlike many investment companies, the Fund does not attempt to outperform the index the Fund tracks. An indexing approach may eliminate the chance that the Fund will substantially outperform its Underlying Index but also may reduce some of the risks of active management. Indexing seeks to achieve lower costs by keeping portfolio turnover low in comparison to actively managed investment companies.
The Fund may invest in derivative instruments, such as options, futures contracts or swap agreements. The Fund may purchase and sell securities on a when-issued, delayed delivery or forward commitment basis. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates.
Principal Risks
It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:
Market Trading Risk: the risk that an active secondary trading market for Fund shares does not continue once developed, that the Fund may not continue to meet a listing exchange’s trading or listing requirements, or that Fund shares trade at prices other than the Fund’s net asset value
Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations
Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular sectors
Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector
Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested
Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged
Management and Tracking Error Risk: the risk that the portfolio manager’s investment decisions may not produce the desired results or that the Fund’s portfolio may not closely track the Underlying Index for a number of reasons. The Fund incurs operating expenses, which are not applicable to the Underlying Index, and the costs of buying and selling securities, especially when rebalancing the Fund’s portfolio to reflect changes in the composition of the Underlying Index. Performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index due to legal restrictions, cost or liquidity restraints. In addition, the Fund’s use of a representative sampling approach may cause the Fund to be less correlated to the return of the Underlying Index than if the Fund held all of the securities in the Underlying Index
Indexing Risk: the risk that the Fund is negatively affected by general declines in the asset classes represented by the Underlying Index

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	Ticker Symbols:
STPZ
Principal Investments and Strategies

Investment Objective	Underlying Index Average Maturity
Seeks to provide total return that closely corresponds, before fees and expenses, to the total return of The BofAMerrill Lynch 1-5 Year US Inflation-Linked Treasury Index.	3.10 years
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of The BofA Merrill Lynch 1-5 Year US Inflation-Linked Treasury IndexSM (the “Underlying Index”). The Fund may invest the remainder of its assets in Fixed Income Instruments that are not Component Securities, but which Pacific Investment Management Company LLC (“PIMCO”) believes will help the Fund track its Underlying Index, as well as in cash and investment grade, liquid short-term instruments, forwards or derivatives, such as options, futures contracts or swap agreements, and shares of affiliated bond funds. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The dollar weighted average portfolio maturity of this Fund will closely correspond to the average maturity of its Underlying Index, which as of September 30, 2012 was 3.10 years.
The Underlying Index is an unmanaged index comprised of TIPS (Treasury Inflation Protected Securities) with a maturity of at least 1 year and less than 5 years. TIPS are publicly issued, dollar denominated U.S. Government securities issued by the U.S. Treasury that have principal and interest payments linked to official inflation (as measured by the Consumer Price Index, or CPI). Their payments are supported by the full faith and credit of the United States. The TIPS in the Underlying Index have a minimum $1 billion of outstanding face value, have 1 to 5 years remaining to maturity and have interest and principal payments tied to inflation. Original issue zero coupon bonds can be included in the Underlying Index and the amounts outstanding of qualifying coupon securities are not reduced by any portions that have been stripped. As of September 30, 2012, there were 12 TIPS issues in the Underlying Index. The Underlying Index is capitalization-weighted and the composition of TIPS is updated monthly. Intra-month cash flows are reinvested daily, at the beginning-of-month 1-month Libid rate, until the end of the month at which point all cash is removed from the Underlying Index. It is not possible to invest directly in the Underlying Index. The Underlying Index does not reflect deductions for fees, expenses or taxes.
PIMCO uses an indexing approach in managing the Fund’s investments. The Fund employs a representative sampling strategy in seeking to achieve its investment objective. In using this strategy, PIMCO seeks to invest in a combination of Component Securities and other instruments such that the combination effectively provides exposure to the Underlying Index. In using a representative sampling strategy, the Fund may not track its Underlying Index with the same degree of accuracy as a fund that replicates the composition of the Underlying Index. Unlike many investment companies, the Fund does not attempt to outperform the index the Fund tracks. An indexing approach may eliminate the chance that the Fund will substantially outperform its Underlying Index but also may reduce some of the risks of active management. Indexing seeks to achieve lower costs by keeping portfolio turnover low in comparison to actively managed investment companies.
The Fund may invest in derivative instruments, such as options, futures contracts or swap agreements. The Fund may purchase and sell securities on a when-issued, delayed delivery or forward commitment basis. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in real interest rates and in the case of inflation-linked bonds, increased inflation.
Principal Risks
It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:
Market Trading Risk: the risk that an active secondary trading market for Fund shares does not continue once developed, that the Fund may not continue to meet a listing exchange’s trading or listing requirements, or that Fund shares trade at prices other than the Fund’s net asset value

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration
Inflation-Indexed Security Risk: the risk that the value of an inflation-indexed security (such as TIPS) tends to decrease when real interest rates increase and increase when real interest rates decrease and interest payments on inflation-indexed securities will vary along with changes in the CPI
Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations
Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular sectors
Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector
Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested
Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged
Management and Tracking Error Risk: the risk that the portfolio manager’s investment decisions may not produce the desired results or that the Fund’s portfolio may not closely track the Underlying Index for a number of reasons. The Fund incurs operating expenses, which are not applicable to the Underlying Index, and the costs of buying and selling securities, especially when rebalancing the Fund’s portfolio to reflect changes in the composition of the Underlying Index. Performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index due to legal restrictions, cost or liquidity restraints. In addition, the Fund’s use of a representative sampling approach may cause the Fund to be less correlated to the return of the Underlying Index than if the Fund held all of the securities in the Underlying Index
Indexing Risk: the risk that the Fund is negatively affected by general declines in the asset classes represented by the Underlying Index

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	Ticker Symbols:
TIPZ
Principal Investments and Strategies

Investment Objective	Underlying Index Average Maturity
Seeks to provide total return that closely corresponds, before fees and expenses, to the total return of The BofAMerrill Lynch US Inflation-Linked Treasury Index	9.86 years
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of The BofA Merrill Lynch US Inflation- Linked Treasury IndexSM (the “Underlying Index”). The Fund may invest the remainder of its assets in Fixed Income Instruments that are not Component Securities, but which Pacific Investment Management Company LLC (“PIMCO”) believes will help the Fund track its Underlying Index, as well as in cash and investment grade, liquid short-term instruments, forwards or derivatives, such as options, futures contracts or swap agreements, and shares of affiliated bond funds. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public or private-sector entities. The dollar-weighted average portfolio maturity of this Fund will closely correspond to the average maturity of its Underlying Index, which as of September 30, 2012 was 9.86 years.
The Underlying Index is an unmanaged index comprised of TIPS (Treasury Inflation Protected Securities). TIPS are publicly issued, dollar denominated U.S. Government securities issued by the U.S. Treasury that have principal and interest payments linked to official inflation (as measured by the Consumer Price Index, or CPI). Their payments are supported by the full faith and credit of the United States. The TIPS in the Underlying Index have a minimum $1 billion of outstanding face value, have at least 1 year remaining to maturity and have interest and principal payments tied to inflation. Original issue zero coupon bonds can be included in the Underlying Index and the amounts outstanding of qualifying coupon securities are not reduced by any portions that have been stripped. As of September 30, 2012, there were 33 TIPS issues in the Underlying Index. The Underlying Index is capitalization-weighted and the composition of TIPS is updated monthly. Intra-month cash flows are reinvested daily, at the beginning-of-month 1-month Libid rate, until the end of the month at which point all cash is removed from the Underlying Index. It is not possible to invest directly in the Underlying Index. The Underlying Index does not reflect deductions for fees, expenses or taxes.
PIMCO uses an indexing approach in managing the Fund’s investments. The Fund employs a representative sampling strategy in seeking to achieve its investment objective. In using this strategy, PIMCO seeks to invest in a combination of Component Securities and other instruments such that the combination effectively provides exposure to the Underlying Index. In using a representative sampling strategy, the Fund may not track its Underlying Index with the same degree of accuracy as a fund that replicates the composition of the Underlying Index. Unlike many investment companies, the Fund does not attempt to outperform the index the Fund tracks. An indexing approach may eliminate the chance that the Fund will substantially outperform its Underlying Index but also may reduce some of the risks of active management. Indexing seeks to achieve lower costs by keeping portfolio turnover low in comparison to actively managed investment companies.
The Fund may invest in derivative instruments, such as options, futures contracts or swap agreements. The Fund may purchase and sell securities on a when-issued, delayed delivery or forward commitment basis. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in real interest rates and in the case of inflation-linked bonds, increased inflation.
Principal Risks
It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:
Market Trading Risk: the risk that an active secondary trading market for Fund shares does not continue once developed, that the Fund may not continue to meet a listing exchange’s trading or listing requirements, or that Fund shares trade at prices other than the Fund’s net asset value
Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Inflation-Indexed Security Risk: the risk that the value of an inflation-indexed security (such as TIPS) tends to decrease when real interest rates increase and increase when real interest rates decrease and interest payments on inflation-indexed securities will vary along with changes in the CPI
Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations
Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular sectors
Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector
Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested
Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged
Management and Tracking Error Risk: the risk that the portfolio manager’s investment decisions may not produce the desired results or that the Fund’s portfolio may not closely track the Underlying Index for a number of reasons. The Fund incurs operating expenses, which are not applicable to the Underlying Index, and the costs of buying and selling securities, especially when rebalancing the Fund’s portfolio to reflect changes in the composition of the Underlying Index. Performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index due to legal restrictions, cost or liquidity restraints. In addition, the Fund’s use of a representative sampling approach may cause the Fund to be less correlated to the return of the Underlying Index than if the Fund held all of the securities in the Underlying Index
Indexing Risk: the risk that the Fund is negatively affected by general declines in the asset classes represented by the Underlying Index

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	Ticker Symbols:
LTPZ
Principal Investments and Strategies

Investment Objective	Underlying Index Average Maturity
Seeks to provide total return that closely corresponds, before fees and expenses, to the total return of The BofAMerrill Lynch 15+ Year US Inflation-Linked Treasury Index(SM).	20.61 years
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of The BofA Merrill Lynch 15+ Year US Inflation-Linked Treasury IndexSM (the “Underlying Index”). The Fund may invest the remainder of its assets in Fixed Income Instruments that are not Component Securities, but which Pacific Investment Management Company LLC (“PIMCO”) believes will help the Fund track its Underlying Index, as well as in cash and investment grade, liquid short-term instruments, forwards or derivatives, such as options, futures contracts or swap agreements, and shares of affiliated bond funds. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The dollar weighted average portfolio maturity of this Fund will closely correspond to the average maturity of its Underlying Index, which as of September 30, 2012 was 20.61 years.
The Underlying Index is an unmanaged index comprised of TIPS (Treasury Inflation Protected Securities) with a maturity of at least 15 years. TIPS are publicly issued, dollar denominated U.S. Government securities issued by the U.S. Treasury that have principal and interest payments linked to official inflation (as measured by the Consumer Price Index, or CPI). Their payments are supported by the full faith and credit of the United States. The TIPS in the Underlying Index have a minimum$1 billion of outstanding face value, have at least 15 years remaining to maturity and have interest and principal payments tied to inflation. Original issue zero coupon bonds can be included in the Underlying Index and the amounts outstanding of qualifying coupon securities are not reduced by any portions that have been stripped. As of September 30, 2012, there were 8 TIPS issues in the Underlying Index. The Underlying Index is capitalization-weighted and the composition of TIPS is updated monthly. Intra-month cash flows are reinvested daily, at the beginning-of-month 1-month Libid rate, until the end of the month at which point all cash is removed from the Underlying Index. It is not possible to invest directly in the Underlying Index. The Underlying Index does not reflect deductions for fees, expenses or taxes.
PIMCO uses an indexing approach in managing the Fund’s investments. The Fund employs a representative sampling strategy in seeking to achieve its investment objective. In using this strategy, PIMCO seeks to invest in a combination of Component Securities and other instruments such that the combination effectively provides exposure to the Underlying Index. In using a representative sampling strategy, the Fund may not track its Underlying Index with the same degree of accuracy as a fund that replicates the composition of the Underlying Index. Unlike many investment companies, the Fund does not attempt to outperform the index the Fund tracks. An indexing approach may eliminate the chance that the Fund will substantially outperform its Underlying Index but also may reduce some of the risks of active management. Indexing seeks to achieve lower costs by keeping portfolio turnover low in comparison to actively managed investment companies.
The Fund may invest in derivative instruments, such as options, futures contracts or swap agreements. The Fund may purchase and sell securities on a when-issued, delayed delivery or forward commitment basis. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in real interest rates and in the case of inflation-linked bonds, increased inflation.
Principal Risks
It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:
Market Trading Risk: the risk that an active secondary trading market for Fund shares does not continue once developed, that the Fund may not continue to meet a listing exchange’s trading or listing requirements, or that Fund shares trade at prices other than the Fund’s net asset value
Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Inflation-Indexed Security Risk: the risk that the value of an inflation-indexed security (such as TIPS) tends to decrease when real interest rates increase and increase when real interest rates decrease and interest payments on inflation-indexed securities will vary along with changes in the CPI
Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations
Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular sectors
Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector
Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested
Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged
Management and Tracking Error Risk: the risk that the portfolio manager’s investment decisions may not produce the desired results or that the Fund’s portfolio may not closely track the Underlying Index for a number of reasons. The Fund incurs operating expenses, which are not applicable to the Underlying Index, and the costs of buying and selling securities, especially when rebalancing the Fund’s portfolio to reflect changes in the composition of the Underlying Index. Performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index due to legal restrictions, cost or liquidity restraints. In addition, the Fund’s use of a representative sampling approach may cause the Fund to be less correlated to the return of the Underlying Index than if the Fund held all of the securities in the Underlying Index
Indexing Risk: the risk that the Fund is negatively affected by general declines in the asset classes represented by the Underlying Index

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	Ticker Symbols:
HYS

Principal	Investment Objective	Credit Quality
	Seeks to provide total return that closely corresponds, before fees and expenses, to the total return of The BofA Merrill Lynch 0-5 Year US High Yield Constrained IndexSM	The securities comprising the Underlying Index have a below investment grade rating Dividend Frequency Monthly
Investments and Strategies	Fund Category
Corporate
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of The BofA Merrill Lynch 0-5 Year US High Yield Constrained IndexSM (the “Underlying Index”). The Fund may invest the remainder of its assets in Fixed Income Instruments that are not Component Securities, but which PIMCO believes will help the Fund track its Underlying Index, as well as in cash and investment grade, liquid short-term instruments, forwards or derivatives, such as options, futures contracts or swap agreements, and shares of affiliated bond funds. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Fund will closely correspond to the portfolio duration of the securities comprising its Underlying Index, which as of September 30, 2012 was 1.79 years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.
The Underlying Index is an unmanaged index comprised of U.S. dollar denominated below investment grade corporate debt securities publicly issued in the U.S. domestic market with remaining maturities of less than 5 years. Underlying Index constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%. As of September 30, 2012, there were 786 issues in the Underlying Index. The securities comprising the Underlying Index have a below investment grade rating (based on an average of the ratings of Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Ratings Services (“S&P”) and Fitch, Inc. (“Fitch”)) and a country of risk exposure to investment grade countries that are members of the FXG10, Western Europe or territories of the U.S. and Western Europe. Country ratings are based on an average of Moody’s, S&P and Fitch foreign currency long term sovereign debt ratings. For each issuer, the country of risk is the principal place of business derived from management location, country of primary listing, location of sales and reporting currency. In addition, qualifying securities must have a minimum $100 million of outstanding face value and a fixed coupon schedule. Original issue zero coupon bonds, debt issued simultaneously in the Eurobond and U.S. domestic bond markets, 144A securities and pay-in-kind securities qualify for inclusion in the Underlying Index. Callable perpetual securities qualify for inclusion in the Underlying Index provided they are at least one year from the first call date. Fixed-to-floating rate securities also qualify provided they are callable within the fixed rate period and are at least one year from last call prior to the date the bond transitions from a fixed to a floating rate security. The Underlying Index is capitalization-weighted, provided the total allocation to an individual issuer does not exceed 2%, and the composition of Component Securities is updated monthly. Cash flows from bond payments that are received during the month are retained in the Underlying Index, without earning reinvestment income, until removal at the end of the month as part of the rebalancing. It is not possible to invest directly in the Underlying Index. The Underlying Index does not reflect deductions for fees, expenses or taxes.
PIMCO uses an indexing approach in managing the Fund’s investments. The Fund employs a representative sampling strategy in seeking to achieve its investment objective. In using this strategy, PIMCO seeks to invest in a combination of Component Securities and other instruments such that the combination effectively provides exposure to the Underlying Index. In using a representative sampling strategy, the Fund may not track its Underlying Index with the same degree of accuracy as a fund that replicates the composition of the Underlying Index. Unlike many investment companies, the Fund does not attempt to outperform the index the Fund tracks. An indexing approach may eliminate the chance that the Fund will substantially outperform its Underlying Index but also may reduce some of the risks of active management. Indexing seeks to achieve lower costs by keeping portfolio turnover low in comparison to actively managed investment companies.
The Fund may invest in derivative instruments, such as options, futures contracts or swap agreements, and may invest in mortgage-related and other asset-backed securities. The Fund may invest in U.S. dollar-denominated securities of foreign issuers, including securities and instruments economically tied to emerging market countries. The Fund may purchase and sell securities on a when-issued, delayed delivery or forward commitment basis. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates.

Principal Risks
It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:
Market Trading Risk: the risk that an active secondary trading market for Fund shares does not continue once developed, that the Fund may not continue to meet a listing exchange’s trading or listing requirements, or that Fund shares trade at prices other than the Fund’s net asset value
Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration
Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations
High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments
Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular sectors
Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector
Issuer Risk: the risk that the value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services
Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested
Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk
Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers
Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk Issuer Non-Diversification Risk: the risks of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular foreign government) than funds that are “diversified”
Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged
Management and Tracking Error Risk: the risk that the portfolio manager’s investment decisions may not produce the desired results or that the Fund’s portfolio may not closely track the Underlying Index for a number of reasons. The Fund incurs operating expenses, which are not applicable to the Underlying Index, and the costs of buying and selling securities, especially when rebalancing the Fund’s portfolio to reflect changes in the composition of the Underlying Index. Performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index due to legal restrictions, cost or liquidity restraints. In addition, the Fund’s use of a representative sampling approach may cause the Fund to be less correlated to the return of the Underlying Index than if the Fund held all of the securities in the Underlying Index
Indexing Risk: the risk that the Fund is negatively affected by general declines in the asset classes represented by the Underlying Index